UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

CORNER GROWTH ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

$85,416.72

(2)
Form, Schedule or Registration Statement No.

Form F-4 (333-276351)

(3)
Filing Party:

Noventiq Holding Company

(4)
Date Filed:

May 15, 2024

NOVENTIQ HOLDING COMPANY
PROXY STATEMENT FOR
EXTRAORDINARY GENERAL MEETING OF
CORNER GROWTH ACQUISITION CORP.
PROSPECTUS FOR 70,971,062 ORDINARY SHARES
AND 17,133,333 WARRANTS TO PURCHASE 17,133,333 ORDINARY SHARES OF
NOVENTIQ HOLDING COMPANY

The board of directors (the “CGAC Board”) of Corner Growth Acquisition Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“CGAC”), has unanimously approved the Business Combination (as defined herein) contemplated by the Business Combination Agreement (as defined herein). As described in this proxy statement/prospectus, at the extraordinary general meeting of CGAC shareholders (the “Extraordinary Meeting”), CGAC shareholders will be asked to consider and vote upon a proposal (the “Business Combination Proposal”) to approve the Business Combination and adopt the Business Combination Agreement.
CGAC shareholders will also be asked to consider and vote upon the following proposals:
(a)
The Merger Proposal — A proposal by special resolution to approve the plan of merger (“Plan of Merger”) by and between CGAC and CGAC Merger Sub (as defined herein) and to authorize and approve the CGAC Merger (as defined below) as contemplated by the Business Combination Agreement (the “Merger Proposal”). A copy of the Plan of Merger is attached to the accompanying proxy statement/prospectus as Annex D.

(b)
The Charter Proposal — To consider and vote upon, on a non-binding advisory basis, a proposal to approve material differences between the amended and restated memorandum and articles of association of Parent (as defined herein) that will be in effect upon the closing of the Business Combination and the existing amended and restated memorandum and articles of association of CGAC (the “Charter Proposal”). A copy of the amended and restated memorandum and articles of association of Parent to be in effect upon the closing of the Business Combination is attached to the accompanying proxy statement/prospectus as Annex E.

(c)
The Incentive Plan Proposal — A proposal by ordinary resolution to approve and adopt the Parent 2024 Omnibus Incentive Plan (an equity-based incentive plan), a copy of which is attached to the accompanying proxy statement/prospectus as Annex F (the “Incentive Plan Proposal”).

(d)
The Adjournment Proposal — A proposal by ordinary resolution to approve the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies if, based upon the tabulated vote at the time of the Extraordinary Meeting, there are not sufficient tabulated votes received to pass the resolution to approve the Business Combination Proposal, the Merger Proposal and the Incentive Plan Proposal (the “Adjournment Proposal”).

Each of these proposals is more fully described in the accompanying proxy statement/prospectus.
The Adjournment Proposal will only be presented at the Meeting if there are not sufficient tabulated votes to approve each of the Business Combination Proposal, the Merger Proposal and the Incentive Plan Proposal. The Adjournment Proposal may be presented as the first proposal at the Meeting.
As a result of the consummation of the Transactions (as defined herein), Noventiq will become a wholly-owned subsidiary of Parent. The aggregate consideration to be paid in the Transactions to the holders of Noventiq ordinary shares will consist of 31,500,000 Parent ordinary shares, excluding any shares issuable to Noventiq as a beneficial owner of the Exchanged GDRs (as defined below). The aggregate consideration to be paid in the Transactions to the shareholders of CGAC will consist of 1,836,589 Parent ordinary shares assuming no redemptions. Upon consummation of the Business Combination, Parent will become the public company and the name of the public company will be Noventiq Holding Company.
CGAC has entered into a Business Combination Agreement, dated May 4, 2023 (the “Original BCA Date”), as amended and restated on December 29, 2023 and as further amended on May 13, 2024 (the “Business Combination Agreement”), by and among CGAC, Noventiq Holdings PLC, an exempted company limited by shares registered by way of continuation under the laws of the Cayman Islands (“Noventiq”), Noventiq Holding Company, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Parent”), Noventiq Merger 1 Limited, a Cayman Islands exempted company and wholly-owned subsidiary of Parent that has elected to be disregarded as an entity separate from Parent for U.S. federal income tax purposes (“CGAC Merger Sub”), and Corner Growth SPAC Merger Sub, Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of Parent (“Noventiq Merger Sub”), which provides, among other things, that (i) CGAC will merge with and into CGAC Merger Sub (the “CGAC Merger”), with CGAC Merger Sub surviving the CGAC Merger and (ii) Noventiq Merger Sub will merge with and into Noventiq (the “Noventiq Merger,” and together with the CGAC Merger, the “Mergers”), with Noventiq surviving the Noventiq Merger as a wholly-owned subsidiary of Parent (the transactions contemplated by the foregoing clauses (i) and (ii) the “Business Combination,” and together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”).
Immediately prior to the effective time of the CGAC Merger, each CGAC Class B ordinary share shall be converted into one CGAC Class A ordinary share. Pursuant to the Business Combination Agreement and at the effective time of the CGAC Merger, each CGAC Class A ordinary share shall automatically be cancelled and cease to exist in exchange for the right to receive one Parent ordinary share. At the effective time of the CGAC Merger, each CGAC warrant (the “CGAC Warrants”) issued and outstanding, entitling the holder thereof to purchase one share of CGAC Class A common stock at an exercise price of $11.50 per share (subject to adjustment), will be converted into the right to receive a warrant to purchase one Parent ordinary share at an exercise price of $11.50 per share (subject to adjustment) upon consummation of the Business Combination. Pursuant to the Business Combination Agreement and at the effective time of the Noventiq Merger, each Noventiq ordinary share shall automatically be cancelled and cease to exist in exchange for the right to receive (i) such number or fraction of newly issued Parent ordinary shares that is equal to the Share Exchange Ratio (as defined in the Business Combination Agreement) and (ii) one Class A CSR (as defined below), one Class B CSR (as defined below) and one Class C CSR (as defined below) in each case, for each one whole Parent ordinary share issuable to such holder pursuant to the Business Combination Agreement at the effective time of the Noventiq Merger.
On October 28, 2020, CGA Sponsor LLC, a Delaware limited liability company (the “Sponsor”), paid $25,000, or approximately $0.003 per share, to CGAC to cover certain expenses in consideration for 8,625,000 Class B ordinary shares, par value $0.0001 per share (the “Founder Shares”), of CGAC. In November 2020, the Sponsor transferred 50,000 such Class B ordinary shares of CGAC to each of CGAC’s three independent directors (Alexandre Balkanski, John Mulkey, and Jason Park) in recognition of, and as compensation for, their future services to CGAC. On December 16, 2020, the Company effected a share capitalization, resulting in 10,062,500 Founder Shares issued and outstanding as of such date. As a result of the underwriters’ election to partially exercise their over-allotment option in connection with CGAC’s initial public offering (the “CGAC Initial Public Offering”), 62,500 Founder Shares were forfeited for no consideration on December 23, 2020, resulting in 10,000,000 Founder Shares outstanding, of which, as of such date, 9,825,001 Founder Shares were held by the Sponsor and 58,333 Founder Shares were held by each of CGAC’s three independent directors. As of the date of the amending and restating of the Business Combination Agreement, the Sponsor held 9,825,001 Founder Shares. Of these, 5,000,000 CGAC ordinary shares will be forfeited upon consummation of the Business Combination, and 1,500,000 CGAC ordinary shares (the “Alignment Shares”) are subject to forfeiture based on the gross proceeds raised from additional financings contemplated by the Business Combination Agreement, if any, by CGAC and the cash balance of CGAC’s trust account held for the benefit of its public shareholders as more fully described in the accompanying proxy statement/prospectus, but the consummation of the Business Combination is not subject to a minimum amount of additional financing having been raised. If (i) the cash balance of CGAC’s trust account and the gross proceeds received from investors in additional financings (the “Additional Financing Investors”) is equal to or greater than $25 million upon consummation of the Business Combination, and (ii) the gross proceeds received from Additional Financing Investors is equal to or greater than $50 million prior to the date that is 180 days following the closing of the Business Combination, none of the Alignment Shares will be forfeited. An additional 2,000,000 CGAC ordinary shares (the “Sponsor Earnout Shares”) will be held in escrow and only released, in three equal instalments, upon the occurrence of certain milestone events as more fully described in the accompanying proxy statement/prospectus. Immediately prior to the effective time of the CGAG Merger, 3,800,000 CGAC Warrants held by the Sponsor shall be forfeited and returned to CGAC for cancellation.
A copy of the Business Combination Agreement is attached to this proxy statement/prospectus as Annex A. Accordingly, this proxy statement/prospectus covers an aggregate of 70,971,062 Parent ordinary shares, which includes 17,133,333 Parent ordinary shares issuable upon exercise of Parent warrants, and 17,133,333 Parent warrants. CGAC’s directors and executive officers have interests in the Business Combination that are different from or in addition to (and which may conflict with) the interests of CGAC’s shareholders. For additional information, see the table under the section entitled “Questions and Answers About the Proposals For Shareholders — What equity stake will current CGAC shareholders and current Noventiq shareholders hold in Parent after the closing?”
CGAC’s Class A ordinary shares, units and warrants are currently listed on the Nasdaq Stock Market (“Nasdaq”) under the symbols “COOL,” “COOLU” and “COOLW,” respectively. Parent will apply to list, to be effective at the time of the Business Combination, American Depositary Shares, each of which represents the right receive one ordinary share of Parent (the “Parent ADSs”) and warrants on Nasdaq under the symbols “NVIQ” and “NVIQW,” respectively. The Parent ADSs issuable on deposit of ordinary shares of Parent will be registered pursuant to a separate Registration Statement on Form F-6, and, in connection with the closing of the Business Combination, shareholders who receive ordinary shares of Parent pursuant to the Business Combination Agreement will be able to deposit their respective ordinary shares to receive Parent ADSs. Parent will not apply to list its ordinary shares on Nasdaq, and the ordinary shares of Parent are not expected to be listed for trading on Nasdaq. CGAC expects the CGAC Class A ordinary shares, units and warrants will be delisted from Nasdaq.
After the completion of the Business Combination, existing Noventiq shareholders will beneficially own approximately 94.49% of the combined voting power of the Parent ordinary shares, with public holders of CGAC, assuming no redemptions and no additional financing, expected to own approximately 1.01% and the Sponsor and CGAC independent directors expected to own approximately 4.50%.
Parent will also be a “foreign private issuer” as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will be exempt from certain rules under the Exchange Act that impose certain disclosure obligations and procedural requirements for proxy solicitations under Section 14 of the Exchange Act. In addition, Parent’s officers, directors and principal shareholders will be exempt from the reporting and “short-swing” profit recovery provisions under Section 16 of the Exchange Act. Moreover, Parent will not be required to file periodic reports and financial statements with the U.S. Securities and Exchange Commission as frequently or as promptly as U.S. companies whose securities are registered under the Exchange Act.
The accompanying proxy statement/prospectus provides shareholders of CGAC with detailed information about the Business Combination and other matters to be considered at the Extraordinary Meeting. CGAC encourages you to read the entire accompanying proxy statement/prospectus, including the annexes and other documents referred to therein, carefully and in their entirety. You should also carefully consider the risk factors described in “Risk Factors” beginning on page 35 of the accompanying proxy statement/prospectus.
This proxy statement/prospectus is dated May 29, 2024, and is first being mailed to CGAC shareholders on or about May 29, 2024.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR ANY OF THE SECURITIES TO BE ISSUED IN THE TRANSACTIONS, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

CORNER GROWTH ACQUISITION CORPORATION
251 Lytton Avenue, Suite 200
Palo Alto, California 94301
NOTICE OF EXTRAORDINARY GENERAL MEETING OF
CORNER GROWTH ACQUISITION CORPORATION
TO BE HELD ON
To the Shareholders of Corner Growth Acquisition Corporation:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary Meeting”) of Corner Growth Acquisition Corporation, a Cayman Islands exempted company (“CGAC”), will be held in virtual format at 10:00 a.m. Eastern Time on June 12, 2024, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. The accompanying proxy statement (the “Proxy Statement”) is dated May 29, 2024 and is first being mailed to shareholders of CGAC on or about that date. Shareholders that wish to listen to the Extraordinary Meeting via teleconference, but will not be able to participate in the Extraordinary Meeting or vote, may use the following teleconference dial-in numbers:
Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 9896579#
Extraordinary Meeting-meeting webpage (information, webcast, telephone access and replay): https:// www.cstproxy.com/cgac1/bc2024
The Extraordinary Meeting will be held in virtual meeting format only. You will not be able to attend the Extraordinary Meeting physically.
You are cordially invited to attend the Extraordinary Meeting, which will be held for the following purposes:
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Proposal 1 — The Business Combination Proposal: To consider and vote upon, as an ordinary resolution, a proposal to approve and adopt the business combination agreement, dated as of May 4, 2023, as amended and restated on December 29, 2023 (the “Business Combination Agreement”), by and among CGAC, Noventiq Holdings PLC, an exempted company limited by shares registered by way of continuation under the laws of the Cayman Islands (“Noventiq”), Noventiq Holding Company, a Cayman Islands exempted company (“Parent”), Noventiq Merger 1 Limited, a Cayman Islands exempted company and wholly-owned subsidiary of Parent (“CGAC Merger Sub”), and Corner Growth SPAC Merger Sub, Inc., a Cayman Islands exempted company and wholly-owned subsidiary of Parent (“Noventiq Merger Sub”), which provides, among other things, that (i) CGAC will merge with and into CGAC Merger Sub (the “CGAC Merger”), with CGAC Merger Sub surviving the CGAC Merger as a wholly-owned subsidiary of Parent and (ii) Noventiq Merger Sub will merge with and into Noventiq (the “Noventiq Merger,” and together with the CGAC Merger, the “Mergers”), with Noventiq surviving the Noventiq Merger as a wholly-owned subsidiary of Parent (the transactions contemplated by the foregoing clauses (i) and (ii) the “Business Combination,” and together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”). As a result of the consummation of the Transactions, Noventiq will become a wholly-owned subsidiary of Parent. The aggregate consideration to be paid in the Transactions to the owners of Noventiq will consist of 31,500,000 Parent ordinary shares, excluding any shares issuable to Noventiq as a beneficial owner of the Exchanged GDRs. The aggregate consideration to be paid in the Transactions to the shareholders of CGAC, assuming no redemptions by CGAC public shareholders, will consist of 1,836,589 Parent ordinary shares. Upon consummation of the Business Combination, Parent will become the public company and the name of the public company will be Noventiq Holding Company (the “Business Combination Proposal”). (a copy of the Business Combination Agreement, as amended, is included as Annex A to this proxy statement/prospectus);

•
Proposal 2 — The Merger Proposal: A proposal by special resolution to approve the plan of merger by and between CGAC and CGAC Merger Sub and to authorize and approve the CGAC Merger (as defined below) as contemplated by the Business Combination Agreement the (“Merger Proposal”). A copy of the Plan of Merger is attached to the accompanying proxy statement/prospectus as Annex D;

•
Proposal 3 — The Charter Proposal: To consider and vote upon, on a non-binding advisory basis, a proposal to approve material differences between the amended and restated memorandum and articles of association of Parent that will be in effect upon the closing of the Business Combination and the existing amended and restated memorandum and articles of association of CGAC (the “Charter Proposal”). A copy of the amended and restated memorandum and articles of association of Parent to be in effect upon the closing of the Business Combination is attached to the accompanying proxy statement/prospectus as Annex E;

•
Proposal 4 — The Incentive Plan Proposal: A proposal by ordinary resolution to approve and adopt the Parent 2024 Omnibus Incentive Plan (an equity-based incentive plan), a copy of which is attached to the accompanying proxy statement/prospectus as Annex F (the “Incentive Plan Proposal”); and

•
Proposal 5 — The Adjournment Proposal: A proposal to approve by ordinary resolution the adjournment of the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies if, based upon the tabulated vote at the time of the Extraordinary Meeting, there are not sufficient tabulated votes received to pass the resolution to approve the Business Combination Proposal (the “Adjournment Proposal”).

The above matters are more fully described in this proxy statement/prospectus, which also includes, as Annex A, a copy of the Business Combination Agreement (including related exhibits, including the Plan of Merger). We urge you to read carefully the entire proxy statement/prospectus, including the financial statements and annexes attached hereto and the other documents referred to therein.
The Adjournment Proposal will only be presented at the Extraordinary Meeting if there are not sufficient tabulated votes to approve each of the Business Combination Proposal, the Merger Proposal and the Incentive Plan Proposal. The Adjournment Proposal may be presented as the first proposal at the Extraordinary Meeting.
The board of directors of CGAC has set May 20, 2024 as the record date for the Extraordinary Meeting. Only holders of record of ordinary shares of CGAC at the close of business on May 20, 2024 will be entitled to notice of and to vote at the Extraordinary Meeting and any adjournments or postponements thereof. Any shareholder entitled to attend and vote at the Extraordinary Meeting may attend the meeting virtually and is entitled to appoint a proxy to attend and vote on such shareholder’s behalf. Such proxy need not be a holder of ordinary shares of CGAC. A complete list of CGAC shareholders of record entitled to vote at the Extraordinary Meeting will be available for ten days before the Meeting at the principal executive offices of CGAC for inspection by CGAC shareholders during ordinary business hours for any purpose germane to the Extraordinary Meeting. The eligible CGAC shareholder list will also be available at that time on the Extraordinary Meeting website for examination by any shareholder attending the Extraordinary Meeting live audio webcast.
Pursuant to CGAC’s memorandum and articles of association, CGAC will provide public shareholders with the opportunity to redeem their Class A ordinary shares of CGAC included as part of the units sold in CGAC’s initial public offering for cash equal to their pro rata share of the aggregate amount on deposit in the trust account, calculated as of two business days prior to the consummation of the transactions contemplated by the Business Combination Agreement, including interest earned on the funds held in the trust account (net of taxes payable) and not previously released to CGAC to pay taxes, upon the closing of the transactions contemplated by the Business Combination Agreement. For illustrative purposes, based on funds in the trust account of approximately $3.7 million on May 20, 2024, the record date for the Extraordinary Meeting, the estimated per share redemption price would have been approximately $11.04, excluding additional interest earned on the funds held in the trust account and not previously released to CGAC to pay taxes. Public shareholders may elect to redeem their shares even if they vote for the Business Combination Proposal. A public shareholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined in Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the Class A ordinary shares of CGAC. Currently, the Sponsor owns approximately 94.3% of the ordinary shares of CGAC, consisting of non-redeemable Class A ordinary shares and Class B ordinary shares of CGAC purchased by the Sponsor in private placement transactions. The Sponsor has agreed to vote any ordinary shares of CGAC owned by it in favor of the Business Combination Proposal and the other proposals.
Approval of each of the Business Combination Proposal, the Charter Proposal and the Incentive Plan Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of ordinary shares of CGAC being present in person or by proxy and entitled to vote thereon and who vote at the Extraordinary Meeting. If presented, approval of the Adjournment Proposal requires an ordinary resolution.
Approval of the Merger Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Class A ordinary shares and Class B ordinary shares of CGAC, voting as a single class, who being present in person or by proxy and entitled to vote at the Extraordinary Meeting, vote at the Extraordinary Meeting.
If either of the Business Combination Proposal or the Merger Proposal is not approved, the Charter Proposal will not be presented to the shareholders for a vote. Notwithstanding the approval of the Charter Proposal, if the Business Combination is not consummated for any reason, the actions contemplated by the Charter Proposal will not be effected. It is important for you to note that in the event that the Business Combination Proposal, the Merger Proposal and the Incentive Plan Proposal do not receive the requisite vote for approval, then the Business Combination may not be consummated. If CGAC does not consummate the Business Combination and fails to complete an initial business combination by June 30, 2024, CGAC will be required to dissolve and liquidate its trust account by returning the then remaining funds in such account to the public shareholders. This proxy statement/prospectus explains the Business Combination Agreement and the transactions contemplated thereby, including the Mergers, as well as the proposals to be considered at the Extraordinary Meeting. Please review the accompanying proxy statement/prospectus carefully.
Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Extraordinary Meeting, please complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided at your earliest convenience. You may also submit a proxy by telephone or via the Internet by following the instructions printed on your proxy card. If you hold your shares through a broker, bank or other nominee, you should direct the vote of your shares in accordance with the voting instruction form received from your broker, bank or other nominee.
The board of directors of CGAC unanimously approved the Business Combination Agreement and the transactions contemplated thereby, including the Mergers, and recommends that you vote “FOR” each of the Business Combination Proposal, the Merger Proposal, the Charter Proposal, the Incentive Plan Proposal and, if presented, the Adjournment Proposal.
If you have any questions or need assistance with voting, please contact Kevin Tanaka, Director of Corporate Development, kevin@cornercapitalmgmt.com.
On behalf of the CGAC Board, I thank you for your support and look forward to the successful completion of the Business Combination.
By Order of the Board of Directors
/s/ Marvin Tien

Marvin Tien
Chief Executive Officer

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Meeting virtually, the effect will be, among other things, that your ordinary shares of CGAC will not be counted for purposes of determining whether a quorum is present at the Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Meeting. If you are a shareholder of record and you attend the Meeting and wish to vote virtually, you may withdraw your proxy and vote in person (which would include presence at a virtual meeting). Your attention is directed to the remainder of the proxy statement/prospectus following this notice for a more complete description of the proposed Business Combination and related transactions and each of the proposals. You are encouraged to read the entire proxy statement/prospectus, including the financial statements and annexes attached hereto and the other documents referred to therein.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ELECT TO HAVE CGAC REDEEM YOUR CLASS A ORDINARY SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TRANSFER YOUR CLASS A ORDINARY SHARES TO CGAC’S TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK, BROKER OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE THE SECTION ENTITLED “THE EXTRAORDINARY GENERAL MEETING OF CGAC SHAREHOLDERS — REDEMPTION RIGHTS” IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS FOR MORE SPECIFIC INSTRUCTIONS.

i

ABOUT THIS PROXY STATEMENT/PROSPECTUS
This document, which forms part of a registration statement on Form F-4 filed with the U.S. Securities and Exchange Commission by Parent, constitutes a prospectus of Parent under Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), with respect to the Parent ordinary shares to be issued to CGAC shareholders and Noventiq shareholders and, upon conversion, if applicable, of the CSRs pursuant to the CSR Agreement, as well as the warrants to acquire Parent ordinary shares to be issued to CGAC warrant holders if the Business Combination described herein is consummated and the Parent ordinary shares issuable upon exercise of such warrants. This document also constitutes a notice of meeting and a proxy statement under Section 14(a) of the U.S. Securities Exchange Act of 1934, as amended, with respect to the extraordinary general meeting of CGAC shareholders at which CGAC shareholders will be asked to consider and vote upon a proposal to approve and adopt the Business Combination Agreement and approve the transactions contemplated thereby, including the Business Combination Proposal and the Merger Proposal, among other matters.

INDUSTRY AND MARKET DATA
This proxy statement/prospectus contains estimates, projections and other information concerning the industry in which Noventiq operates, including market size, market data, market share, market position, growth rates and other industry data pertaining to Noventiq and its business, that are based on industry publications and estimates, reports and forecasts prepared by its management. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates. The statements set out in “Business of Noventiq” and “Noventiq’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” attributed to AMR International Limited (“AMR International”) have been extracted from a market report prepared by AMR International in January 2023 and commissioned by the Company. In addition, the sources of certain statistical data, estimates and forecasts contained in this proxy statement/prospectus include independent industry reports from:
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Statista;

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Flexera; and

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Gartner Market Databook, 3Q23 Update, September 28, 2023.

Such information is supplemented where necessary with Noventiq’s own internal estimates and information obtained from Noventiq’s subsidiaries, suppliers, trade organisations and other contacts in the markets in which Noventiq operates and Noventiq’s management’s judgment where information is not publicly available. This information appears in “Business of Noventiq” and “Noventiq’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections in this proxy statement/prospectus.
Industry reports, publications, research, studies and forecasts generally state that the information they contain has been obtained from sources believed to be reliable, but that the accuracy and completeness of such information is not guaranteed. In some cases, we do not expressly refer to the sources from which this data is derived. While we have compiled, extracted, and reproduced industry data from these sources, we have not independently verified the data. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this proxy statement/prospectus. These forecasts and forward-looking information are subject to uncertainty and risk due to a variety of factors, including those described under “Risk Factors.” These and other factors could cause results to differ materially from those expressed in any forecasts or estimates.
GARTNER is a registered trademark and service mark of Gartner, Inc. and/or its affiliates in the U.S. and internationally and is used herein with permission. All rights reserved. The Gartner content described herein, (the “Gartner Content”) represent(s) research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. (“Gartner”), and are not representations of fact. Gartner Content speaks as of its original publication date (and not as of the date of this proxy statement/prospectus) and the opinions expressed in the Gartner Content are subject to change without notice.

PRESENTATION OF FINANCIAL INFORMATION
CGAC
The historical financial statements of CGAC were prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) and are denominated in U.S. Dollars. For purposes of the unaudited pro forma condensed combined financial information of Parent, CGAC’s historical financial statements were converted to IFRS (as defined below) as more fully described in Note 1 in the “Unaudited Pro Forma Condensed Combined Financial Information”.
Noventiq
Noventiq’s audited consolidated financial statements as of and for the years ended March 31, 2023 and 2022, which are included in this proxy statement/prospectus, have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board and are reported in U.S. dollars. IFRS differs from U.S. GAAP in certain material respects and thus may not be comparable to financial information presented by U.S. companies.
Various places in this proxy statement/prospectus refer to certain non-IFRS financial measures, which are more fully explained in “Summary Historical Financial Information of Noventiq — Non-IFRS Financial Measures.” The presentation of non-IFRS financial information is not meant to be considered in isolation or as a substitute for Noventiq’s audited consolidated financial results prepared in accordance with IFRS.
Parent
Parent was incorporated on September 28, 2023, as a wholly owned subsidiary of Noventiq for the sole purpose of effectuating the transactions described herein. Parent has no material assets and does not operate any businesses. Accordingly, no financial statements of Parent have been included in this proxy statement/prospectus.
The Business Combination is made up of the series of transactions provided for in the Business Combination Agreement as described elsewhere within this proxy statement/prospectus. The Business Combination will be accounted for as a capital restructuring in accordance with IFRS as issued by the IASB. Under this method of accounting, CGAC will be treated as the “acquired” company for financial reporting purposes, and Noventiq will be the accounting acquirer.
Immediately following the Business Combination, Parent will qualify as a foreign private issuer and will prepare its consolidated financial statements in accordance with IFRS and its reporting currency will be U.S. dollars. Accordingly, the unaudited pro forma condensed combined financial information of Parent as of and for the year ended March 31, 2023 and the comparative per share information included in this proxy statement/prospectus have been prepared in accordance with IFRS and in accordance with Article 11 of Regulation S-X under the Exchange Act.

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QUESTIONS AND ANSWERS
The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the Extraordinary Meeting, including with respect to the proposed Transactions. The following questions and answers do not include all the information that may be important to you. CGAC urges its shareholders to read carefully this entire proxy statement/prospectus, including the annexes and the other documents referred to herein.
Q:
Why are CGAC and Noventiq proposing to enter into the Business Combination?

A:
CGAC is a blank check company incorporated specifically as a vehicle to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. In the course of CGAC’s search for a business combination partner, CGAC investigated the potential acquisition of many entities in various industries and concluded that Noventiq was the best candidate for a business combination with CGAC. For more details on CGAC’s search for a business combination partner and the Board’s reasons for selecting Noventiq as CGAC’s business combination partner, see the sections entitled “Proposal No. 1 — The Business Combination
Proposal — Background to the Business Combination” and “Proposal No. 1 — The Business Combination Proposal — The CGAC Board of Directors’ Reasons for the Approval of the Business Combination.”

Q:
Why am I receiving this proxy statement/prospectus?

A:
CGAC shareholders are being asked to consider and vote upon a proposal to approve the Business Combination and adopt the Business Combination Agreement, among other proposals. CGAC has entered into the Business Combination Agreement by and among CGAC, Parent, CGAC Merger Sub, Noventiq Merger Sub, and Noventiq, which provides for (i) CGAC to be merged with and into CGAC Merger Sub, a subsidiary of Parent, with CGAC Merger Sub being the surviving company in the merger and a wholly-owned subsidiary of Parent and (ii) Noventiq Merger Sub, a subsidiary of Parent, to be merged with and into Noventiq with Noventiq being the surviving company in the merger and a wholly-owned subsidiary of Parent. The aggregate consideration to be paid in the Transactions to Noventiq shareholders will consist of 31,500,000 Parent ordinary shares, excluding any shares issuable to Noventiq as a beneficial owner of the Exchanged GDRs. The aggregate consideration to be paid in the Transactions to the shareholders of CGAC will consist of 1,836,589 Parent ordinary shares, assuming no redemptions by CGAC public shareholders. The number of shares of the equity consideration was determined based on a $10.00 per share value for Parent’s ordinary shares.

Pursuant to the Business Combination Agreement and at the effective time of the CGAC Merger, each CGAC Class A ordinary share shall automatically be cancelled and cease to exist in exchange for the right to receive one Parent ordinary share. At the effective time of the CGAC Merger, each CGAC public warrant issued and outstanding, entitling the holder thereof to purchase one CGAC Class A ordinary share at an exercise price of $11.50 per share (subject to adjustment), will be converted into the right to receive a warrant to purchase one Parent ordinary share at an exercise price of $11.50 per share (subject to adjustment) upon consummation of the Business Combination. For additional information, see the section in this proxy statement/prospectus entitled “Proposal No. 1 — The Business Combination Proposal — The Business Combination Agreement.” A copy of the Business Combination Agreement is attached to this proxy statement/prospectus as Annex A.
The CGAC Class A ordinary shares, CGAC units and CGAC warrants are currently listed on Nasdaq under the symbols “COOL,” “COOLU” and “COOLW,” respectively. Parent will apply to list, to be effective at the time of the Business Combination, the Parent ADSs and warrants on Nasdaq under the symbols “NVIQ” and “NVIQW,” respectively. The Parent ADSs issuable on deposit of ordinary shares of Parent will be registered pursuant to a separate Registration Statement on Form F-6, and, in connection with the closing of the Business Combination, shareholders who receive ordinary shares of Parent pursuant to the Business Combination Agreement will be able to deposit their respective ordinary shares to receive Parent ADSs. Parent will not apply to list its ordinary shares on Nasdaq, and the ordinary shares of Parent are not expected to be listed for trading on Nasdaq. CGAC expects the CGAC Class A ordinary shares, units and warrants will be delisted from Nasdaq.

This proxy statement/prospectus and its annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the Extraordinary Meeting. Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement/prospectus and its annexes, which CGAC urges you to do.
Q:
What is being voted on at the Extraordinary Meeting?

A:
CGAC shareholders are being asked to vote on the following proposals:

•
The Business Combination Proposal — A proposal by ordinary resolution to approve and adopt the Business Combination and the Business Combination Agreement;

•
The Merger Proposal — A proposal by special resolution to approve the Plan of Merger and to authorize and approve the CGAC Merger as contemplated by the Business Combination Agreement.

•
The Charter Proposal — A proposal to approve, on a non-binding advisory basis, material differences between the Amended and Restated Memorandum and Articles of Association of Parent that will be in effect upon the closing of the Business Combination and CGAC’s current amended and restated memorandum and articles of association;

•
The Incentive Plan Proposal — A proposal to approve and adopt the Parent 2024 Omnibus Incentive Plan (the “Incentive Plan”); and

•
The Adjournment Proposal — A proposal by ordinary resolution to approve the adjournment of the Extraordinary Meeting to a later date, if necessary, to permit further solicitation and vote of proxies if, based upon the vote at the time of the Extraordinary Meeting, there are not sufficient tabulated votes to approve the Business Combination Proposal, the Merger Proposal and the Incentive Plan Proposal. The Adjournment Proposal may be presented as the first proposal at the Meeting.

Q:
Are the proposals conditioned on one another?

A:
The Business Combination Proposal and the Merger Proposal are not conditioned on the approval of any other proposal. The Incentive Plan Proposal is conditioned on the approval of the Business Combination Proposal and the Merger Proposal. Neither the Charter Proposal nor the Adjournment Proposal is conditioned on the approval of any other proposal set forth in this proxy statement/prospectus.

Q:
Why is CGAC proposing the Charter Proposal?

A:
CGAC is requesting that CGAC shareholders vote upon, on a non-binding advisory basis, a proposal to approve certain provisions contained in the amendment and restatement of the memorandum and articles of association of Parent that materially affect shareholder rights. This vote is not otherwise required by Cayman Islands law, but, consistent with SEC guidance, CGAC is submitting these provisions to CGAC’s shareholders separately for approval. The shareholder vote regarding these proposals is an advisory vote and is not binding on the CGAC Board or the board of directors of Parent (the “Parent Board”). Furthermore, the Business Combination is not conditioned on the approval of the Charter Proposal. Please see the section entitled “Proposal No. 3 — The Charter Proposal.”

Q:
Why is CGAC providing shareholders with the opportunity to vote on the Business Combination?

A:
CGAC’s amended and restated memorandum and articles of association require that CGAC provide all holders of public shares with the opportunity to have their public shares redeemed upon the consummation of CGAC’s initial business combination in connection with either a tender offer or a shareholder vote. For business and other reasons, CGAC has elected to provide its shareholders with the opportunity to have their public shares redeemed in connection with a shareholder vote rather than pursuant to a tender offer. Therefore, CGAC is seeking to obtain the approval of its shareholders of the Business Combination Proposal in order to provide its public shareholders with the opportunity to redeem their public shares in connection with the closing of the Transactions.

Q:
What will happen in the Business Combination?

A:
At the closing, (i) CGAC will merge with and into CGAC Merger Sub, with CGAC Merger Sub being the surviving company in the merger and a wholly-owned subsidiary of Parent and (ii) Noventiq Merger Sub will merge with and into Noventiq, with Noventiq being the surviving company in the merger and a wholly-owned subsidiary of Parent. Upon consummation of the Business Combination, Parent will become the public company and the name of the public company will be Noventiq Holding Company. Each shareholder’s CGAC Class A ordinary shares and CGAC warrants will be automatically converted into an equivalent number of Parent ordinary shares and Parent warrants as a result of the Transactions. The aggregate consideration to be paid in the Transactions to the existing Noventiq shareholders will consist of 31,500,000 ordinary shares of Parent, excluding any shares issuable to Noventiq as a beneficial owner of the Exchanged GDRs. The aggregate consideration to be paid in the Transactions to the shareholders of CGAC will consist of 1,836,589 ordinary shares of Parent, assuming no redemptions by CGAC public shareholders and excluding the Alignment Shares and the Sponsor Earnout Shares.

Q:
What equity stake will current CGAC shareholders and current Noventiq shareholders hold in Parent after the closing?

A:
The following table summarizes the pro forma equity ownership in Parent ordinary shares immediately following the Business Combination, assuming full redemptions. For additional information, see the sections entitled “Summary of the Proxy Statement/Prospectus — Impact of the Business Combination on Parent’s Public Float” and “Summary Unaudited Pro Forma Condensed Combined Financial Information.”

The following table summarizes the pro forma equity ownership in ordinary shares of Parent immediately following the Business Combination, assuming full redemptions:
Assuming Full Redemptions(1)(2)
Sponsor and independent directors(3)	4.55%
Current Noventiq shareholders	95.45%
Total	100.0%

(1)
Based on an aggregate of 33,000,000 Parent ordinary shares that will be issued as consideration in the Transactions consisting of 31,500,000 Parent ordinary shares to be paid to holders of Noventiq ordinary shares (excluding any shares issuable to Noventiq as a beneficial owner of the Exchanged GDRs) and 1,500,000 Parent ordinary shares to be paid to holders of CGAC ordinary shares, assuming full redemptions, and does not take into account the dilutive effects of (i) the exercise of approximately 17,133,333 public and private warrants to purchase Parent ordinary shares that will be outstanding following the Business Combination, (ii) any equity awards that may be issued under the proposed Incentive Plan following the Business Combination, (iii) any newly issued Parent ordinary shares that may be issued in the Additional Financings, (iv) the Alignment Shares and the Sponsor Earnout Shares or (v) any newly issued Noventiq Earnout Shares that may be issued pursuant to the terms of the CSR Agreement, if any. If the actual facts are different from these assumptions, the ownership percentages held by each of CGAC’s existing shareholders, the Sponsor, CGAC independent directors and the current Noventiq shareholders will be different.

(2)
At an extraordinary meeting of CGAC held on December 20, 2022, among other things, the holders of 38,808,563 CGAC Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.06 per share, for an aggregate redemption amount of approximately $390,414,143.78. At an extraordinary meeting of CGAC held on June 15, 2023, which was adjourned and reconvened on June 20, 2023, among other things, the holders of 771,499 CGAC Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.48 per share, for an aggregate redemption amount of approximately $8,085,078. At an extraordinary meeting of CGAC held on February 29, 2024, among other things, the holders of 83,349 CGAC Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.94 per share. In March 2024, CGAC made redemption payments of $911,508 out of the Trust Account that were due to the redeeming shareholders who elected to redeem their shares as part of the extraordinary general meeting. As such, approximately 99.16% of the CGAC Class A ordinary shares originally issued have been redeemed and approximately 0.84% of the CGAC Class A ordinary shares remained outstanding.
(3)
Excludes the Alignment Shares and the Sponsor Earnout Shares.

Q:
What conditions must be satisfied to complete the Transactions?

A:
There are a number of closing conditions in the Business Combination Agreement, including that CGAC shareholders have approved the Transactions and adopted the Business Combination Agreement. For a summary of the conditions that must be satisfied or waived prior to completion of the Transactions, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Conditions to Closing of the Transactions.”

Q:
Why is CGAC proposing the Incentive Plan Proposal?

A:
The purpose of the Incentive Plan is to provide eligible employees, directors and consultants of Parent the opportunity to receive share-based incentive awards in order to encourage such persons to contribute materially to the growth of Parent and align their economic interests with those of its shareholders.

Q:
What happens if I sell my CGAG ordinary shares before the Extraordinary Meeting?

A:
The record date for the Extraordinary Meeting is May 20, 2024, and is earlier than the date on which CGAC expects the Business Combination to be completed. If you transfer your CGAC ordinary shares after the record date, but before the Extraordinary Meeting, unless the transferee obtains a proxy from you to vote those shares, you will retain your right to vote at the Extraordinary Meeting. However, you will not be able to seek redemption of your shares because you will no longer be able to deliver them for cancellation upon consummation of the Business Combination. If you transfer your CGAC ordinary shares before the record date, you will have no right to vote those shares at the Extraordinary Meeting or redeem those shares for a pro rata portion of the proceeds held in CGAC’s Trust Account. Regardless of whether you transfer your CGAC ordinary shares before or after the record date, your transferee will be entitled to exercise redemption rights with respect to the shares purchased by following the procedures set forth in this proxy statement/prospectus.

Q:
What is a quorum requirement?

A:
A quorum of CGAC’s shareholders is necessary to hold a valid Extraordinary Meeting. A quorum will be present at the extraordinary meeting if the holders of a majority of the issued and outstanding ordinary shares are represented in person (which would include presence at a virtual meeting) or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy. As of the record date for the Extraordinary Meeting, the holders of at least 5,168,295 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (which would include presence at a virtual meeting) at the Extraordinary Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary Meeting. In the absence of a quorum the Extraordinary Meeting will be adjourned in accordance with CGAC’s memorandum and articles of association.

Q:
Who can vote at the Extraordinary Meeting?

A:
Only holders of record of CGAC’s ordinary shares at the close of business on May 20, 2024 are entitled to have their vote counted at the Extraordinary Meeting and any adjournment or postponement thereof. On this record date, 10,336,589 ordinary shares were issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with CGAC’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person (which would include presence at a virtual meeting) at the Extraordinary Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary Meeting in person (which would include presence at a virtual meeting), CGAC urges you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary Meeting. However, since you are not the shareholder of record, you may not vote your shares in person (which would include presence at a virtual meeting) at the Extraordinary Meeting unless you request and obtain a valid proxy from your broker or other agent.
CGAC’s executive officers, directors and affiliates held approximately 96.0% of the voting power of CGAC’s issued and outstanding ordinary shares, and all of such shares will be voted in favor of the Business Combination Proposal and other proposals described in this proxy statement/prospectus and presented at the Extraordinary Meeting pursuant to the Sponsor Support Agreement. For additional information, see the section entitled “Extraordinary Meeting of CGAC Shareholders — Voting Power; Record Date.”
Q:
What vote is required to approve the proposals presented at the Extraordinary Meeting?

A:
The approval of the Business Combination Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of ordinary shares of CGAC who, being present in person or by proxy and entitled to vote at the Extraordinary Meeting, vote at the Extraordinary Meeting.

The approval of the Merger Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Class A ordinary shares and Class B ordinary shares of CGAC, voting as a single class, who being present in person or by proxy and entitled to vote at the Extraordinary Meeting, vote at the Extraordinary Meeting.
The approval of each of the Charter Proposal, the Incentive Plan Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the majority of the votes cast by the holders of ordinary shares of CGAC who, being present in person or by proxy and entitled to vote at the Extraordinary Meeting, vote at the Extraordinary Meeting. The shareholder vote regarding the Charter Proposal is an advisory vote and is not binding on CGAC or Parent.
Concurrently with the execution of the Business Combination Agreement, the Sponsor entered into a support agreement with CGAC and Noventiq pursuant to which the Sponsor has agreed to, among other things vote in favor of the Business Combination Agreement and the transactions contemplated thereby. Since the Sponsor holds approximately 94.3% of the ordinary shares, the approval of the CGAC public shareholders is not required, the necessary shareholder approval will be received. For additional information, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Other Related Agreements — Sponsor Support Agreement.”

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Q:
Does the Sponsor have interests in the Business Combination Proposal and the other proposals that may differ from or be in addition to the interests of CGAC’s shareholders?

A.
In considering the recommendation of the CGAC Board to vote in favor of the Business Combination, shareholders should be aware that, aside from their interests as shareholders, the Sponsor and CGAC’s directors and officers have interests in the Business Combination that are different from, or in addition to, the interests of CGAC shareholders generally. The CGAC Board was aware of and considered these interests to the extent such interests existed at the time, among other matters, in approving the Business Combination Agreement and in recommending that the Business Combination Agreement and the transactions contemplated thereby, including the Mergers (and the Plan of Merger), be adopted and approved by CGAC shareholders. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

•
the fact that the Sponsor paid an aggregate of $25,000 for 10,000,000 CGAC Class B ordinary shares (including 174,999 shares allocated to directors), which have been converted or will convert into an aggregate of 10,000,000 shares of CGAC Class A ordinary shares in accordance with the terms of the current amended and restated memorandum and articles of association of CGAC, and, although 5,000,000 shares are being forfeited upon the consummation of the Business Combination and 3,000,000 are subject to forfeiture following the consummation of the Business Combination, the balance of these securities will have a significantly higher value at the time of the Business Combination, estimated to be approximately $16.55 million based on the closing price of $11.03 per public share on Nasdaq on May 20, 2024, the record date;

•
the fact that the Sponsor and CGAC directors and officers may receive a positive return on their Founder Shares, for which the Sponsor paid an aggregate of $25,000, even if public shareholders experience a negative return on their investment after consummation of the Business Combination;

•
the fact that the Sponsor has agreed to waive its rights to liquidating distributions from the trust account with respect to the Founder Shares held by it if CGAC fails to complete an initial business combination by June 30, 2024; and

•
the fact that the Sponsor paid $11.4 million for 7,600,000 private warrants (of which 3,800,000 will be forfeited pursuant to the Business Combination Agreement); each private placement warrant entitles the holder to purchase one Class A ordinary share at $11.50 per share, subject to adjustment; if CGAC does not consummate an initial business combination by June 30, 2024, then the remaining proceeds from the sale of the private warrants will be part of the liquidating distribution to the public shareholders and the private warrants held by the Sponsor will be worthless; the private warrants held by the Sponsor that are not subject to forfeiture pursuant to the Business Combination Agreement had an aggregate market value of approximately $611,800 based upon the closing price of $0.161 per private warrant on Nasdaq on May 20, 2024, the record date.

See the section entitled “Proposal No. 1 — The Business Combination Proposal — The Business Combination — Interests of Certain Persons in the Business Combination” of this proxy statement/prospectus for additional information.
Q:
Do I have redemption rights?

A:
If you are a holder of public shares, you have the right to demand that CGAC redeem such shares for a pro rata portion of the cash held in the trust account, calculated as of two business days prior to the anticipated consummation of the Business Combination. There will be no redemption rights upon the completion of the Business Combination with respect to our warrants.

Notwithstanding the foregoing, a holder of public shares, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption with respect to more than 15% of the public shares. Accordingly, all public shares in excess of 15% of the CGAC Class A ordinary shares held by a public shareholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed.

The Sponsor will not have redemption rights with respect to any Founder Shares owned by it in connection with the Business Combination.
Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether you vote your CGAC Class A ordinary shares for or against, or whether you abstain from voting on, the Business Combination Proposal or any other proposal described in this proxy statement/prospectus. As a result, the Business Combination Proposal can be approved by shareholders who will redeem their CGAC Class A ordinary shares and no longer remain shareholders and the Business Combination may be consummated even though the funds available from the trust account and the number of public shareholders are substantially reduced as a result of redemptions by public shareholders. With fewer CGAC Class A ordinary shares and public shareholders, the trading market for CGAC Class A ordinary shares may be less liquid than the market for CGAC Class A ordinary shares prior to the Business Combination and CGAC may not be able to meet the listing standards of Nasdaq or another national securities exchange. In addition, with fewer funds available from the trust account, the capital infusion from the trust account into Noventiq’s business will be reduced and the amount of working capital available to Noventiq following the Business Combination may be reduced. Your decision to exercise your redemption rights with respect to CGAC Class A ordinary shares will have no effect on warrants of CGAC you may also hold.

Q:
How do I exercise my redemption rights?

A:
Holders of units must elect to separate the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. Holders may instruct their broker to do so, or if a holder holds units registered in its own name, the holder must contact CGAC’s transfer agent directly and instruct them to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Business Combination Proposal.

Any public shareholder will be entitled to demand that its public shares be redeemed for a full pro rata portion of the funds held in the trust account (which, for illustrative purposes, was approximately $3.7 million (or approximately $11.04 per public share) as of May 20, 2024, the record date). Such amount, less any owed but unpaid taxes on the funds in the trust account, will be paid promptly upon consummation of the Business Combination. There are currently no owed but unpaid income taxes on the funds in the trust account. However, under Cayman Islands law, the proceeds held in the trust account could be subject to claims which could take priority over those of public shareholders exercising redemption rights, regardless of whether such holders vote for or against the Business Combination Proposal. Therefore, the per-share distribution from the trust account in such a situation may be less than originally anticipated due to such claims. Your vote on any proposal will have no impact on the amount you will receive upon exercise of your redemption rights.
Public shareholders seeking to have their public shares redeemed must demand, no later than 5:00 p.m., New York City time, on June 10, 2024 (two business days before the Meeting), that CGAC redeem your public shares for cash by: (1) submitting your request in writing to CGAC’s transfer agent; and (2) delivering your public shares to CGAC’s transfer agent (physically, or electronically using the DWAC (Deposit/Withdrawal At Custodian) system). If you hold the shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or share certificates (if any) together with the redemption notices delivered electronically. If you do not submit a written request and deliver your share certificates as described above, your public shares will not be redeemed. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering the share certificate (if any) together with the redemption forms through the DWAC system. The transfer agent will typically charge the tendering broker $100 and it will be up to the broker whether or not to pass this cost on to the holder of the shares being redeemed.
Your vote on any proposal other than the Business Combination Proposal will have no impact on the amount you will receive upon exercise of your redemption rights.
Any request for redemption, once made by a public shareholder, may be withdrawn at any time up to the vote on the Business Combination Proposal. Furthermore, if a public shareholder delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the CGAC’s transfer agent return the certificate (physically or electronically).
Any corrected or changed proxy card must be received by CGAC’s transfer agent prior to the vote taken on the Business Combination Proposal at the Meeting. No demand for redemption will be honored unless the holder’s shares have been delivered (either physically or electronically) to the transfer agent prior to the vote at the Meeting.
If a public shareholder properly makes a request for redemption and the public shares are delivered as described to CGAC’s transfer agent, then, if the Business Combination is consummated, CGAC will redeem these shares for a pro rata portion of funds deposited in the trust account. If you exercise your redemption rights, then you will be exchanging your Class A ordinary shares for cash.
See the section entitled “Material U.S. Federal Income Tax Considerations” of this proxy statement/prospectus for a discussion of the material U.S. federal income tax considerations for public shareholders with respect to the exercise of these redemption rights. The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Q:
What happens if a substantial number of public shareholders vote in favor of the Business Combination Proposal and exercise their redemption rights?

A:
Unlike some other blank check companies which require public shareholders to vote against a Business Combination in order to exercise their redemption rights, public shareholders may vote in favor of the Business Combination and exercise their redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the trust account and the number of public shareholders are substantially reduced as a result of redemption by public shareholders.

In addition, with fewer funds available from the trust account, the working capital infusion from the trust account into Noventiq’s business will be reduced.
Q:
Do I have appraisal rights if I object to the proposed Business Combination?

A:
The Cayman Islands Companies Act (as amended) (the “Companies Act”) prescribes when shareholder appraisal rights will be available and sets the limitations on such rights. Where such rights are available, shareholders are entitled to receive fair value for their shares. However, regardless of whether such rights are or are not available, shareholders are still entitled to exercise the rights of redemption as set out herein, and CGAC has determined that the redemption proceeds payable to shareholders who exercise such redemption rights represents the fair value of those shares. See the section entitled “Appraisal Rights” for additional information.

Q:
What happens to the funds deposited in the trust account after consummation of the Business Combination?

A:
The net proceeds of the CGAC Initial Public Offering were placed in the trust account immediately following the CGAC Initial Public Offering. After consummation of the Business Combination, the funds in the trust account will be used to pay public shareholders who exercise redemption rights, to pay fees and expenses incurred in connection with the Business Combination and for working capital and general corporate purposes of Noventiq. See the section entitled “Summary — Sources and Uses of Funds for the Business Combination” of this proxy statement/prospectus for additional information.

Q:
What happens if the Business Combination is not completed?

A:
If CGAC does not complete the Business Combination with Noventiq for whatever reason, CGAC will search for another target business with which to complete a business combination. If CGAC does not complete the Business Combination with Noventiq or another target business by June 30, 2024, CGAC must redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the amount then held in the trust account (excluding interest earned and dissolution expenses) divided by the number of outstanding CGAC Class A ordinary shares. The Sponsor has no redemption rights in the event a business combination is not effected in the required time period and, accordingly, the Founder Shares owned by it and private warrants will be worthless if no business combination is effected by CGAC by June 30, 2024. Additionally, in the event of such liquidation, there will be no distribution with respect to the Sponsor’s outstanding private warrants. Accordingly, the private warrants will be worthless.
Q:
How does the Sponsor intend to vote on the proposals?

A:
The Sponsor beneficially owns and is entitled to vote an aggregate of 9,825,001 CGAC ordinary shares (or approximately 94.3% of the outstanding CGAC ordinary shares as of the record date). The Sponsor has agreed to vote any CGAC ordinary shares held by it as of the record date in favor of the proposals. The Sponsor and CGAC’s directors and officers may have interests in the business combination that may conflict with your interests as a shareholder generally. See the sections entitled “Summary — Interests of Certain Persons in the Business Combination,” and “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination” of this proxy statement/prospectus for additional information.

Q:
What are the U.S. federal income tax consequences to me as a result of the Business Combination?

A:
As discussed in more detail below under “Material U.S. Federal Income Tax Considerations — Tax Treatment of the Merger,” the Parties intend that the CGAC Merger will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code (an “F Reorganization”). Accordingly, U.S. Holders (as defined in “Material U.S. Federal Income Tax Considerations” below) generally should not recognize gain or loss for U.S. federal income tax purposes on the exchange of CGAC ordinary shares and the warrants (together, the “CGAC Securities”) for Parent ordinary shares and warrants (together, the “Parent Securities”) pursuant to the CGAC Merger, subject to the discussion contained herein on whether CGAC or Parent is treated as a “passive foreign investment company” or “PFIC.” As discussed in more detail below under “Material U.S. Federal Income Tax Considerations — Passive Foreign Investment Company Rules”, it is anticipated that CGAC was a PFIC for its taxable year ended December 31, 2023 and any short taxable year ending on the date of the Business Combination.

All holders of CGAC Securities are urged to consult with their own tax advisers regarding the potential tax consequences to them of the Mergers, including the applicability and effect of U.S. federal, state and local and non-U.S. tax laws, as well as the PFIC rules.
Q:
When is the Business Combination expected to be completed?

A:
CGAC currently anticipates that the Business Combination will be consummated within two days following the Extraordinary Meeting, provided that all other conditions to the consummation of the Business Combination have been satisfied or waived in accordance with the Business Combination Agreement. In any event, CGAC expects the closing of the Transactions to occur on or prior to June 30, 2024.

For a description of the conditions to the consummation of the Business Combination, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Conditions to Closing of the Transactions.”
Q:
What do I need to do now?

A:
Whether or not you plan to attend the Extraordinary Meeting, CGAC urges you to read this proxy statement/prospectus (including the annexes) carefully, including the section entitled “Risk Factors” beginning on page 32, and to consider how the Business Combination will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement/prospectus and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
What will happen if I abstain from voting or fail to vote at the Extraordinary Meeting?

A:
At the Extraordinary Meeting, if you abstain from voting with respect to a particular proposal, your shares will be counted as present for purposes of establishing a quorum. A failure to vote or an abstention will have no effect on the outcome of each of the Business Combination Proposal, the Merger Proposal, the Charter Proposal, the Incentive Plan Proposal and the Adjournment Proposal.

Q:
What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:
Signed and dated proxies received by CGAC without an indication of how the shareholder intends to vote on a proposal will be voted “FOR” each proposal presented to the shareholders at the Extraordinary Meeting or any adjournment thereof.

Q:
If I am not going to attend the Extraordinary Meeting, should I return my proxy card instead?

A:
Yes. Whether you plan to attend the Extraordinary Meeting or not, please read this proxy statement/prospectus carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. CGAC believes the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted as present for the purpose of determining the existence of a quorum at the Extraordinary Meeting so long as a shareholder has given the broker or other nominee voting instructions on at least one of the proposals set forth in this proxy statement/prospectus. However, broker non-votes will not be counted as “votes cast” at the Extraordinary Meeting. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. You may change your vote by sending a later-dated, signed proxy card to CGAC’s Transfer Agent at the address listed under the question “Who can help answer my questions?” below so that it is received by the Transfer Agent prior to the Extraordinary Meeting, or attend the Extraordinary Meeting online and vote. You also may revoke your proxy by sending a notice of revocation to CGAC’s secretary, which must be received by CGAC’s secretary prior to the Extraordinary Meeting.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
CGAC will pay the cost of soliciting proxies for the Extraordinary Meeting. CGAC will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of CGAC’s ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of CGAC’s ordinary shares and in obtaining voting instructions from those owners. CGAC’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of this proxy statement/prospectus or the enclosed proxy card you should contact:

Kevin Tanaka, Director of Corporate Development
Corner Growth Acquisition Corp.
kevin@cornercapitalmgmt.com
To obtain timely delivery, CGAC’s shareholders must request the materials no later than five business days prior to the Extraordinary Meeting.
You may also obtain additional information about CGAC from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your shares (either physically or electronically) to CGAC’s Transfer Agent prior to the Extraordinary Meeting. If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
E-mail: cstmail@continentalstock.com

SUMMARY OF THE PROXY STATEMENT/PROSPECTUS
This summary highlights selected information from this proxy statement/prospectus and does not contain all of the information that may be important to you. To better understand the proposals to be considered at the Extraordinary Meeting, including the Business Combination Proposal, whether or not you plan to attend the Extraordinary Meeting, CGAC urges you to read this entire proxy statement/prospectus (including the annexes) carefully, including the section entitled “Risk Factors” beginning on page 35. See also the section entitled “Where You Can Find More Information.”
Parties to the Business Combination
Corner Growth Acquisition Corp.
CGAC is a blank check company incorporated on October 20, 2020 (inception) as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Based on CGAC’s business activities, CGAC is a “shell company” as defined under the Exchange Act because CGAC has no operations and nominal assets consisting almost entirely of cash. CGAC’s Class A ordinary shares and CGAC’s public warrants are currently listed on Nasdaq under the symbols “COOL” and “COOLW” respectively. Certain of CGAC’s Class A ordinary shares and CGAC’s public warrants currently trade as units, each consisting of one Class A ordinary share and one-third of one redeemable warrant, and are listed on Nasdaq under the symbol “COOLU” The CGAC units will automatically separate into their component securities upon consummation of the Business Combination and those component securities will be converted into Parent Securities and, as a result, CGAC’s Class A ordinary shares, public warrants and units will no longer trade as independent securities. After the consummation of the Business Combination, CGAC will cease to exist.
The mailing address of CGAC’s principal executive office is 251 Lytton Avenue, Suite 200, Palo Alto, California 94301, and its telephone number is (650) 543-8180.
CGAC Merger Sub
CGAC Merger Sub, a Cayman Islands exempted company, is a direct wholly-owned subsidiary of Parent formed on September 28, 2023 to consummate the Business Combination. In the Business Combination, CGAC will merge with and into CGAC Merger Sub, with CGAC Merger Sub being the surviving company and wholly-owned subsidiary of Parent. CGAC Merger Sub owns no material assets and does not operate any business. After the consummation of the Business Combination, CGAC Merger Sub will be a wholly-owned subsidiary of Parent.
The mailing address of CGAC Merger Sub’s principal executive office is 26-28 Hammersmith Grove, London W6 7HA, United Kingdom, and its telephone number is +44 (20) 4577 1222.
Noventiq Merger Sub
Noventiq Merger Sub, a Cayman Islands exempted company, is a direct wholly-owned subsidiary of Parent formed on April 4, 2023 to consummate the Business Combination. In the Business Combination, Noventiq Merger Sub will merge with and into Noventiq, with Noventiq being the surviving company and wholly-owned subsidiary of Parent. Noventiq Merger Sub owns no material assets and does not operate any business. After the consummation of the Business Combination, Noventiq Merger Sub will cease to exist.
The mailing address of Noventiq Merger Sub’s principal executive office is 26-28 Hammersmith Grove, London W6 7HA, United Kingdom, and its telephone number is +44 (20) 4577 1222.
Noventiq Holding Company
Parent, a Cayman Islands exempted company, was formed as a wholly-owned subsidiary of Parent on September 28, 2023 to consummate the Business Combination. Parent owns no material assets and does not operate any business. Following the Transactions, Parent will be a public company. Parent will apply to list, to be effective at the time of the Business Combination, the Parent ADSs and warrants on Nasdaq under the symbols “NVIQ” and “NVIQW,” respectively. The Parent ADSs issuable on deposit of ordinary shares of Parent will be registered pursuant to a separate Registration Statement on Form F-6, and, in connection with the closing of the Business Combination, shareholders who receive ordinary shares of Parent pursuant to the Business Combination Agreement will be able to deposit their respective ordinary shares to receive Parent ADSs. Parent will not apply to list its ordinary shares on Nasdaq, and the ordinary shares of Parent will not be listed for trading on Nasdaq.
The current mailing address of Parent’s principal executive office is 26-28 Hammersmith Grove, London W6 7HA, United Kingdom, and its telephone number is +44 (20) 4577 1222.
Noventiq Holdings PLC
Noventiq is a leading global solutions and services provider in digital transformation and cybersecurity, headquartered in London. Noventiq enables, facilitates and accelerates the digital transformation of its customers’ businesses, connecting over 80,000 organizations from all industries with hundreds of best-in-class IT vendors, and delivering its own services and solutions. After the consummation of the Business Combination, Noventiq will be a wholly-owned subsidiary of Parent.
The mailing address of Noventiq’s principal executive office is 26-28 Hammersmith Grove, London W6 7HA, United Kingdom, and its telephone number is +44 (20) 4577 1222.
The Business Combination Agreement
This section describes the material terms of the Business Combination Agreement. The description in this section and elsewhere in this proxy statement/prospectus is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached as Annex A to this proxy statement/prospectus and which is incorporated by reference in this proxy statement/prospectus. This summary does not purport to be complete and may not contain all of the information about the Business Combination Agreement that is important to you. You are encouraged to read the Business Combination Agreement carefully and in its entirety. This section is not intended to provide you with any factual information about CGAC, CGAC Merger Sub, Noventiq Merger Sub, Parent or Noventiq. Such information can be found elsewhere in this proxy statement/prospectus.
The Business Combination Agreement provides that, subject to the conditions described herein, (a) CGAC will merge with and into CGAC Merger Sub, with CGAC Merger Sub surviving the CGAC Merger as a wholly-owned subsidiary of Parent, and (b) Noventiq Merger Sub will merge with and into Noventiq, with Noventiq surviving the Noventiq Merger as a wholly-owned subsidiary of Parent.
Pursuant to the Business Combination Agreement and at the effective time of the CGAC Merger, each CGAC Class A ordinary share shall automatically be cancelled and cease to exist in exchange for the right to receive one Parent ordinary share. At the effective time of the CGAC Merger, each CGAC warrant issued and outstanding, entitling the holder thereof to purchase one CGAC Class A ordinary share at an exercise price of $11.50 per share (subject to adjustment), will be converted into the right to receive a warrant to purchase one Parent ordinary share at an exercise price of $11.50 per share (subject to adjustment) upon consummation of the Business Combination. Pursuant to the Business Combination Agreement and at the effective time of the Noventiq Merger, each Noventiq ordinary share shall automatically be cancelled and cease to exist in exchange for the right to receive (i) such number or fraction of newly issued Parent ordinary shares that is equal to the Share Exchange Ratio and (ii) one Class A CSR, one Class B CSR and one Class C CSR, in each case, for each one whole Parent ordinary share issuable to such holder pursuant to the Business Combination Agreement at the effective time of the Noventiq Merger. See “Summary of the proxy statement/prospectus — Impact of the Business Combination on Parent’s Public Float” on page 9.
As of the date of the amending and restating of the Business Combination Agreement, the Sponsor held 9,825,001 CGAC ordinary shares. Of these, 5,000,000 CGAC ordinary shares will be forfeited upon consummation of the Business Combination, and 1,500,000 CGAC ordinary shares are subject to forfeiture based on the gross proceeds (the “Gross Proceeds”) raised from additional financings permitted by the

Business Combination Agreement, if any, by CGAC and the cash balance of CGAC’s trust account held for the benefit of its public shareholders. Immediately prior to the effective time of the CGAC Merger:
•
if the Gross Proceeds are equal to or greater than $50,000,000 (the “Gross Proceeds Cap”), all of the Alignment Shares shall be exchanged for Parent ordinary shares upon consummation of the Business Combination and retained by Sponsor;

•
if the Gross Proceeds are greater than $0 and less than the Gross Proceeds Cap, (i) Sponsor shall be entitled to retain a number of Alignment Shares (and such shares shall be exchanged for Parent ordinary shares upon consummation of the Business Combination) equal to (x) 1,500,000, multiplied by (y) a fraction the numerator of which shall be the Gross Proceeds and the denominator of which shall be the Gross Proceeds Cap (such product being “Closing Sponsor Alignment Shares”), and (ii) if the Closing Sponsor Alignment Shares is less than 750,000, Alignment Shares representing the difference between 750,000 and the Closing Sponsor Alignment Shares shall be forfeited and returned to CGAC for cancellation immediately prior to the consummation of the Business Combination; and

•
if no Gross Proceeds are raised prior to the consummation of the Business Combination, 750,000 of the Alignment Shares shall automatically be forfeited and returned to CGAC for cancellation and the remaining 750,000 Alignment Shares shall be exchanged for Parent ordinary shares upon consummation of the Business Combination and held in escrow pursuant to the Escrow Agreement.

Upon consummation of the Business Combination, Closing, Sponsor will deliver in escrow the lesser of (i) 750,000 Alignment Shares, and (ii) a number of Alignment Shares equal to the difference between 1,500,000 and the Closing Sponsor Alignment Shares (such lesser amount the “Alignment Escrow Shares”). At the end of the 180 days following Closing, the Sponsor shall be entitled to Alignment Shares that will be released from escrow in the following number and manner:
•
if the aggregate Gross Proceeds representing any and all Post-Closing Financings (as defined in the Business Combination Agreement) are greater than the Gross Proceeds Balance (as defined below), then all Alignment Escrow Shares shall be released. “Gross Proceeds Balance” means the lesser of (i) $25,000,000 and (ii) the difference between the Gross Proceeds Cap less the Gross Proceeds on the Closing Date;

•
if the aggregate Gross Proceeds representing any and all Post-Closing Financings are greater than $0 but less than the Gross Proceeds Balance, then a number of Alignment Escrow Shares equal to the product of (x) the number of Alignment Escrow Shares, multiplied by (y) a fraction the numerator of which shall be the aggregate Gross Proceeds representing aggregate Post-Closing Financings and the denominator of which shall be the Gross Proceeds Balance, shall be released to Sponsor; and

•
if no Gross Proceeds representing any and all Post-Closing Financings are raised, then no Alignment Escrow Shares shall be released.

If at any time during the 180 days following Closing, the aggregate Gross Proceeds representing any and all Post-Closing Financings are equal to or greater than the Gross Proceeds Balance, then all the Escrow Alignment Shares shall be promptly released to Sponsor. Any Alignment Escrow Shares that are not to be released to Sponsor shall be forfeited and returned to Parent for cancellation.
The consummation of the Business Combination is not subject to a minimum amount of additional financing having been raised.
An additional 2,000,000 CGAC ordinary shares will be held in escrow and only released, in three equal instalments, upon the occurrence of certain milestone events during the period from the closing of the Business Combination until the fifth anniversary of the closing of the Business Combination (the “Earnout Period”) as follows: (A) 666,666 Sponsor Earnout Shares, if the VWAP (as defined in the Business Combination Agreement) of Parent ordinary shares is greater than or equal to $14.00 for any twenty (20) Trading Days (as defined in the Business Combination Agreement) within a period of thirty (30) consecutive Trading Days (the “First Level Earnout Target”), (B) 666,667 Sponsor Earnout Shares, if the VWAP of Parent ordinary shares is greater than or equal to $16.00 for any twenty (20) Trading Days within a period of thirty (30) consecutive Trading Days (the “Second Level Earnout Target”), and (C) 666,667 Sponsor

Earnout Shares, if the VWAP of Parent ordinary shares is greater than or equal to $18.00 for any twenty (20) Trading Days within a period of thirty (30) consecutive Trading Days (the “Third Level Earnout Target” and together with the First Level Earnout Target and the Second Level Earnout Target, the “Earnout Targets”). During the Earnout Period, if Parent experiences a Change of Control (as defined in the Business Combination Agreement), then any Sponsor Earnout Shares not already released to the Sponsor shall be deemed earned and the balance of the Sponsor Earnout Shares shall be released to the Sponsor immediately prior to consummation of such Change of Control transaction, provided that if such Change of Control occurs after the fourth anniversary of the Closing and the cash, securities or other property (or any combination thereof) reflects a value per Parent ordinary shares that is less than ten dollars ($10.00), only the First Level Earnout Target shall be deemed to have been satisfied and the Sponsor shall be entitled to receive only the Parent ordinary shares attributable to the First Level Earnout Target. Immediately prior to the effective time of the CGAG Merger, 3,800,000 CGAC Warrants held by the Sponsor shall be forfeited and returned to CGAC for cancellation.
The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in part by the underlying disclosure schedules (the “disclosure schedules”), which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and which were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the disclosure schedules contain information that is material to an investment decision. Additionally, the representations and warranties of the parties to the Business Combination Agreement may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement/prospectus. Accordingly, no person should rely on the representations and warranties in the Business Combination Agreement or the summaries thereof in this proxy statement/prospectus as characterizations of the actual state of facts about CGAC, CGAC Merger Sub, Noventiq, Noventiq Merger Sub or Parent or any other matter. See “Proposal No. 1 — Business Combination Proposal — The Business Combination Agreement” for additional detail on these provisions.
Conditions to Closing
Under the Business Combination Agreement, the obligations of each of CGAC, CGAC Merger Sub, Noventiq, Noventiq Merger Sub and Parent to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others:
(i)
no order or law issued by any court of competent jurisdiction or other governmental entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by the Business Combination Agreement being in effect;

(ii)
the registration statement/proxy statement to be filed by the Parent relating to the Business Combination Agreement and the Business Combination becoming effective in accordance with the provisions of the Securities Act, no stop order being issued by the SEC and remaining in effect with respect to the registration statement/proxy statement to be filed by the Company relating to the Business Combination Agreement and the Business Combination, and no proceeding seeking such a stop order being threatened or initiated by the SEC and remaining pending;

(iii)
Parent’s listing application with Nasdaq for the ADSs having been approved (subject to notice of issuance) and, immediately following the Effective Time, Parent having satisfied any applicable initial and continuing listing requirements of Nasdaq, and the ADS Facility having been established; and

(iv)
the approval and adoption of the Business Combination Agreement and transactions contemplated thereby by the requisite vote of Noventiq’s shareholders (the “Noventiq Shareholder Vote”) and the approval and adoption of the Business Combination Agreement and transactions contemplated thereby by the requisite vote of CGAC’s shareholders (the “CGAC Shareholder Vote”).
Although receipt of the Noventiq Shareholder Vote and the CGAC Shareholder Vote are conditions to the consummation of the Business Combination, the parties to the Sponsor Support Agreement and the Voting and Support Agreement, respectively, have agreed to vote their shares, which aggregate in each case the requisite number of shares required for the CGAC Shareholder Vote and the Noventiq Shareholder Vote, in favor of the Business Combination. See “ — Other Related Agreements”.
The obligation of the CGAC to consummate the Business Combination is also subject to the satisfaction or waiver of certain other closing conditions, including, among others, the absence of a Noventiq Material Adverse Effect (as defined herein) since the date of the Business Combination that is continuing.
Termination
The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, but not limited to,
(i)
by the mutual written consent of CGAC and Noventiq;

(ii)
by CGAC, subject to certain exceptions, if any of the representations or warranties made by Noventiq are not true and correct or if Noventiq fails to perform any of its respective covenants or agreements under the Business Combination Agreement (including an obligation to consummate the Closing) such that certain conditions to the obligations of the Company could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of

(A)
thirty (30) days after written notice thereof, and

(B)
June 30, 2024 or, if earlier, the date of the deadline for CGAC to consummate its initial business combination, as such date may be extended from time to time (the “Outside Date”);

(iii)
by Noventiq, subject to certain exceptions, if any of the representations or warranties made by the CGAC are not true and correct or if CGAC fails to perform any of its covenants or agreements under the Business Combination Agreement (including an obligation to consummate the Closing) such that the conditions to the obligations of Noventiq could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of

(A)
thirty (30) days after written notice thereof, and

(B)
the Outside Date;

(iv)
by either CGAC or Noventiq, if the transactions contemplated by the Business Combination Agreement are not consummated on or prior to the earlier of (A) the date of the deadline for CGAC to consummate its initial business combination, as such date may be extended from time to time and (B) the Outside Date, unless the breach of any covenants or obligations under the Business Combination Agreement by the party seeking to terminate proximately caused the failure to consummate the transactions contemplated by the Business Combination Agreement;

(v)
by either CGAC or Noventiq, if

(A)
any governmental entity shall have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement and such order or other action shall have become final and nonappealable; or

(B)
if the CGAC Shareholder Vote is not obtained; or

(vi)
by Noventiq in order to enter into a definitive written agreement providing for a Superior Proposal (as defined in the Business Combination Agreement);

(vii)
by CGAC if an Adverse Recommendation Change (as defined in the Business Combination Agreement) shall have occurred.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability with respect to the other parties to the Business Combination Agreement or any further obligation under the Business Combination Agreement, other than customary confidentiality obligations, except in the case of willful breach or fraud, provided that if (i) Noventiq terminates the Business Combination Agreement in order to enter into a definitive written agreement providing for a Superior Proposal or (ii) CGAC terminates the Business Combination Agreement if an Adverse Recommendation Change shall have occurred, Noventiq shall pay CGAC a termination fee in an amount equal to three per cent (3%) of the Closing Equity Value (as defined in the Business Combination Agreement).
Organizational Structure
The following summary diagram illustrates Noventiq’s principal corporate structure as of the date of this proxy statement/prospectus (with reference to the country and date of formation):
The following simplified diagram illustrates the CGAC Merger and the Noventiq Merger in connection with the consummation of the Business Combination. Pursuant to the terms of the Business Combination Agreement, (i) CGAC will merge with and into CGAC Merger Sub, with CGAC Merger Sub being the surviving company in the merger and a wholly-owned subsidiary of Parent and (ii) Noventiq Merger Sub will merge with and into Noventiq, with Noventiq being the surviving company in the merger and a wholly-owned subsidiary of Parent.

The following simplified diagram illustrates the structure of Parent immediately following CGAC Merger and the Noventiq Merger:
Other Related Agreements
Sponsor Support Agreement
Concurrently with the execution of the Business Combination Agreement, the Sponsor entered into a support agreement with CGAC and Noventiq (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby; (ii) not to solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with any third-party with respect to a CGAC Acquisition Proposal (as defined in the Sponsor Support Agreement); (iii) be bound by certain transfer restrictions with respect to its shares in CGAC prior to the closing of the Business Combination; (iv) not transfer any of the Restricted Securities (as defined in the Sponsor Support Agreement) from and after the Closing and until the earlier of (A) the six (6) month anniversary of the Closing Date and (B) the date following the Closing Date on which Parent completes a Liquidity Event (as defined in the Sponsor Support Agreement).
A copy of the Sponsor Support Agreement, as amended, is attached hereto as Annex B and is incorporated by reference into this proxy statement/prospectus. You are encouraged to read the Sponsor Agreement in its entirety. For additional information, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Other Related Agreements — Sponsor Support Agreement.”
Voting and Support Agreements
Concurrently with the execution of the Business Combination Agreement, CGAC, Noventiq and certain shareholders of Noventiq (collectively, the “Noventiq Supporting Shareholders”) entered into a support agreement (the “Voting and Support Agreement”), pursuant to which each Noventiq Supporting Shareholder agreed to, among other things, (i) vote in favor of the Business Combination and the adoption of the Business Combination Agreement any other matters necessary or reasonably requested by Noventiq for consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement, (ii) not transfer any ordinary share of Noventiq on or prior to the Closing (subject to the exceptions set forth therein), and (ii) a lock-up of such ordinary share of Noventiq from and after the Closing and until the earlier of (A) the six (6) month anniversary of the Closing Date and (B) the date following the Closing Date on which Parent completes a Liquidity Event (as defined in the Voting and Support Agreement).
A copy of the Voting Support Agreement, as amended, is attached hereto as Annex C and is incorporated by reference into this proxy statement/prospectus. You are encouraged to read the Sponsor Agreement in its entirety. For additional information, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Other Related Agreements — Voting and Support Agreements.”
Contingent Share Rights Agreement
At the effective time of the Noventiq Merger, Noventiq shareholders will receive as additional consideration one Class A Contingent Share Right (the “Class A CSRs”), one Class B Contingent Share Right (the “Class B CSRs”) and one Class C Contingent Share Right (the “Class C CSRs” and, together with the Class A CSRs and the Class B CSRs, the “CSRs”), in each case, for each Parent ordinary share issuable to such Noventiq shareholder at the effective time of the Noventiq Merger pursuant to the Business Combination Agreement, which provide the holders of such CSRs the contingent right to receive additional newly issued ordinary shares (the “Noventiq Earnout Shares”) upon the occurrence of certain events during the Earnout Period as follows: (A) in the case of the Class A CSRs, an aggregate of 8,000,000 Noventiq Earnout Shares, if the First Level Earnout Target is met, (B) in the case of the Class B CSRs, an aggregate of 4,000,000 Noventiq Earnout Shares, if the Second Level Earnout Target is met and (C) in the case of the Class C CSRs, an aggregate of 3,000,000 Noventiq Earnout Shares, if the Third Level Earnout Target is met. During the Earnout Period, if Parent experiences a Change of Control (as defined in the Business Combination Agreement), then any Noventiq Earnout Shares not already earned and issued to former Noventiq shareholders shall be deemed earned and the balance of the Noventiq Earnout Shares shall be issuable by Parent to the Noventiq shareholders immediately prior to consummation of such Change of Control transaction, provided that if such Change of Control occurs after the fourth anniversary of the closing of the Business Combination and the cash, securities or other property (or any combination thereof) reflects a value per Parent ordinary shares that is less than ten dollars ($10.00), only the First Level Earnout Target shall be deemed to have been satisfied and the former Noventiq shareholders shall be entitled to receive only the Parent ordinary shares attributable to the First Level Earnout Target. In connection with the consummation of the Business Combination, Parent will enter into a Contingent Share Rights Agreement (the “CSR Agreement”) governing the terms of the CSRs.
A form of the CSR Agreement is attached hereto as Annex G and is incorporated by reference into this proxy statement/prospectus. You are encouraged to read the CSR Agreement in its entirety.
Escrow Agreement
In connection with the consummation of the Business Combination, Parent will enter into an escrow agreement (the “Escrow Agreement”) pursuant to which (i) the Sponsor Earnout Shares will be held in escrow and only released, in three equal instalments, upon the occurrence of the Earnout Targets and (ii) the Alignment Shares, if any, will be held in escrow and only released upon the occurrence of Post-Closing Financings, if any.
Registration Rights Agreement
In connection with the consummation of the Business Combination, Parent will enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with Parent, Sponsor, certain shareholders of CGAC, certain of Noventiq’s directors and officers and the Noventiq Supporting Shareholders with respect to the Parent ordinary shares that will be issued as consideration under the Business Combination Agreement. The Registration Rights Agreement includes, among other things, the following provisions:
Registration Rights.   The Registration Rights Agreement will provide certain demand rights and piggyback rights, subject to certain specified underwriter cutbacks and issuer blackout periods. Parent shall bear all costs and expenses incurred in connection with the resale shelf registration statement, any demand registration statement, any underwritten takedown, any block trade, any piggyback registration statement and all expenses incurred in performing or complying with its other obligations under the Registration Rights Agreement, whether or not the registration statement becomes effective.
Lock-Up.   The shareholders party to the Registration Rights Agreement will not be able to transfer any Parent ordinary shares beneficially owned or otherwise held by them for a period of 180 days following the Closing Date.
For additional information, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Other Related Agreements — Registration Rights Agreement.”
Redemption Rights
CGAC Public shareholders may seek to redeem their public shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Business Combination Proposal. Any public shareholder holding public shares may demand that CGAC redeem such shares for a full pro rata portion of the trust account (which, for illustrative purposes, was approximately $11.04 per share as of May 20, 2024, the record date), calculated as of two business days prior to the anticipated consummation of the Business Combination. If a public shareholder properly seeks redemption as described in this proxy statement/prospectus and the Business Combination with Noventiq is consummated, CGAC will redeem these shares for a pro rata portion of funds deposited in the trust account and the holder will no longer own these shares following the Business Combination.
Public shareholders seeking to have their public shares redeemed must demand, no later than 5:00 p.m., New York City time, on June 10, 2024 (two business days before the Meeting), that CGAC redeem your public shares for cash by: (1) submitting your request in writing to CGAC’s transfer agent; and (2) delivering your public shares to CGAC’s transfer agent (physically, or electronically using the DWAC (Deposit/Withdrawal At Custodian) system). If you hold the shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or share certificates (if any) together with the redemption notices delivered electronically. If you do not submit a written request and deliver your share certificates as described above, your public shares will not be redeemed. See the section entitled “The Extraordinary General Meeting of CGAC Shareholders — Redemption Rights” of this proxy statement/prospectus for additional information.
Impact of the Business Combination on Parent’s Public Float
The following table summarizes the pro forma equity ownership in ordinary shares of Parent immediately following the Business Combination:
Assuming Full Redemptions(1)(2)
Sponsor and independent directors(3)	4.55%
Current Noventiq shareholders	95.45%
Total	100.0%

(1)
Based on an aggregate of 33,000,000 Parent ordinary shares that will be issued as consideration in the Transactions consisting of 31,500,000 Parent ordinary shares to be paid to holders of Noventiq ordinary shares (excluding any shares issuable to Noventiq as a beneficial owner of the Exchanged GDRs) and 1,500,000 Parent ordinary shares to be paid to holders of CGAC ordinary shares, assuming full redemptions, and does not take into account the dilutive effects of (i) the exercise of approximately 17,133,333 public and private warrants to purchase Parent ordinary shares that will be outstanding following the Business Combination, (ii) any equity awards that may be issued under the proposed Incentive Plan following the Business Combination, (iii) any newly issued Parent ordinary shares that may be issued in the Additional Financings, (iv) the Alignment Shares and the Sponsor Earnout Shares or (v) any newly issued Noventiq Earnout Shares that may be issued pursuant to the terms of the CSR Agreement, if any. If the actual facts are different from these assumptions, the ownership percentages held by each of CGAC’s existing shareholders, the Sponsor, CGAC independent directors and the current Noventiq shareholders will be different.

(2)
At an extraordinary meeting of CGAC held on December 20, 2022, among other things, the holders of 38,808,563 CGAC Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.06 per share, for an aggregate redemption amount of approximately $390,414,143.78. At an extraordinary meeting of CGAC held on June 15, 2023, which was adjourned and reconvened on June 20, 2023, among other things, the holders of 771,499 CGAC Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.48 per share, for an aggregate redemption amount of approximately $8,085,078. At an extraordinary meeting of CGAC held on February 29, 2024, among other things, the holders of 83,349 CGAC Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.94 per share. In March 2024, GCAC made redemption payments of $911,508 out of the Trust Account that were due to the redeeming shareholders who elected to redeem their shares as part of the extraordinary general meeting. As such, approximately 99.16% of the CGAC Class A ordinary shares originally issued have been redeemed and approximately 0.84% of the CGAC Class A ordinary shares remained outstanding.

(3)
Excludes the Alignment Shares and the Sponsor Earnout Shares.

Board of Directors of Parent Following the Business Combination
Upon consummation of the Business Combination, Parent’s board of directors will initially consist of up to nine directors in a single class with a term that expires as described herein, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death. For additional information, see the section entitled “Management of Parent Following the Business Combination.”
Tax Considerations
For a detailed discussion of the material U.S. federal income tax consequences of the Business Combination, please see the section entitled “Material U.S. Federal Income Tax Considerations.”
Sources and Uses of Funds
The following table summarizes the sources and uses for funding the Business Combination, assuming all of CGAC’s Class A ordinary shares are redeemed in connection with the Business Combination.
Source of Funds (in millions)	Amount	Uses (in millions)	Amount
Current Shareholder Equity Rollover	$315	Current Shareholder Equity Rollover	$315
Sponsor Promote(1)	15	Sponsor Promote	15
Estimated Closing Balance Sheet Cash(2)	95	Pro Forma Cash on Balance Sheet(2)	70
		Estimated Transaction Fees and Expenses	25
Total Sources	$425	Total Uses	$425

(1)
Excludes Alignment Shares and Sponsor Earnout Shares

(2)
Excludes any Additional Financing

Accounting Treatment
The unaudited pro forma condensed combined financial statements included elsewhere in this proxy statement/prospectus present the pro forma effects of the Business Combination. The Business Combination will be accounted for as a capital restructuring in accordance with IFRS as issued by the IASB. Under this method of accounting, CGAC will be treated as the “acquired” company for financial reporting purposes, and Noventiq will be the accounting acquirer. This determination was based on evaluation of the following facts and circumstances:
•
Noventiq will have the largest voting interest in Parent following the Business Combination;

•
Noventiq and its shareholders will have the ability to elect a majority of the members of the Parent Board following the Business Combination;

•
Noventiq’s senior management will be the senior management of Parent following the Business Combination;

•
Noventiq’s operations will substantially comprise the ongoing operations of Parent following the Business Combination; and

•
Noventiq is the larger entity, in terms of substantive operations and employee base.

Other factors were considered but they would not change the preponderance of factors indicating that Noventiq would be the accounting acquirer.
The Business Combination, which is not within the scope of IFRS 3 (“Business Combinations”) as CGAC does not meet the definition of a “business”, will be accounted for within the scope of IFRS 2 (“Share-based payment”). For accounting purposes, the transaction will be treated as the equivalent of Parent issuing shares for the net assets of CGAC, accompanied by a recapitalization. The net assets of CGAC will be stated at historical cost, with no goodwill or other intangible assets recorded. Any excess fair value of

Parent ordinary shares following completion of the Business Combination issued over the fair value of CGAC’s identifiable net assets acquired represents compensation for the service of a stock exchange listing for its shares and is expensed as incurred.
Appraisal Rights
The Companies Act prescribes when shareholder appraisal rights will be available and sets the limitations on such rights. Where such rights are available, shareholders are entitled to receive fair value for their shares. However, regardless of whether such rights are or are not available, CGAC public shareholders are still entitled to exercise the rights of redemption as set out herein, and CGAC has determined that the redemption proceeds payable to CGAC public shareholders who exercise such redemption rights represents the fair value of those shares. See the section entitled “Appraisal Rights” for additional information.
The CGAC Board of Directors’ Reasons for the Approval of the Business Combination
In evaluating the transaction with Noventiq, the CGAC Board consulted with its management, legal counsel as well as financial and other advisors, and the CGAC Board assessed the financial statements and internal projections of Noventiq as part of the evaluation process and considered and evaluated a number of other factors. In particular, the CGAC Board considered the following positive factors, although not weighted or in any order of significance, in deciding to approve the Business Combination Proposal:
•
Leading enabler of digital success.   Noventiq sits at the heart of the $3.8 trillion digital transformation and cybersecurity ecosystem.

•
Global reach and focus on high growth emerging markets.   These growing markets represent a substantial total addressable market — estimated to grow from $330 billion in 2020 to approximately $500 billion in 2051 — and are underserved and historically difficult to penetrate. Noventiq’s extensive global reach, coupled with a strong local presence and recognized execution capability, uniquely positions it for success in these markets.

•
Strategic partnerships amplify growth strategy and widen Noventiq’s competitive reach.   Noventiq ranks as a premier partner for the top public cloud companies globally, including Microsoft — as well as other key technology players such as AWS and Google. Noventiq has collaborated with Microsoft for over 25 years, becoming a leading strategic partner in a large number of growing markets, and is focused on continuing to expand its services footprint, while also actively delivering other partners’ technologies as part of its portfolio of customer outcome-focused solutions.

•
Consolidator with track record of successful M&A.   Noventiq has acquired 14 companies since 2020 with a strategic approach towards geographic, portfolio and sales channel expansion.

•
Inclusive and diverse culture, industry leading talent and unparalleled local expertise.   Noventiq is a people-first and customer-centric organization. Eighty-five percent (85%) of headcount is customer facing and is led by a low-turnover, long-tenured management team with deep experience in growth oriented emerging markets and providing services to Fortune 500 global operations.

•
New product lines and product categories on the horizon.   Noventiq has significant organic growth opportunities in selling in-house developed solutions like enterprise-grade smart assistants powered by generative AI, Microsoft Azure OpenAI Service, and other services and tools to new and existing customers. These are key drivers in growing high-margin solutions through Noventiq’s land and expand model.

•
Proven Track Record.   Noventiq has proven market outperforming track record in terms of growth with significant future runway through organic growth and acquisitions.

•
Unique Management Structure.   Noventiq has a seasoned management team.

•
Satisfactory Due Diligence.   The CGAC Board reviewed and discussed in detail the results of the due diligence examination of Noventiq conducted by CGAC’s management team and advisors, including virtual meetings with the management team and advisors of Noventiq regarding Noventiq’s business, operations, prospects and forecasts, valuation analyses with respect to the Business Combination, review of material contracts (including Noventiq’s strategic alliances) and other material matters, as well general financial, technical, legal, regulatory and accounting due diligence, and is satisfied with such results.
•
Strong Financial Condition.   The CGAC Board reviewed factors such as Noventiq’s historical financial results, outlook and business and financial plans, as well as the financial profiles of publicly traded companies with exposure to digital transformation. In reviewing these factors, the CGAC Board believed that Noventiq was well-positioned in its industry for potential strong future growth and has significant cash available to it for both operations and additional acquisitions and therefore was likely to be positively viewed by public investors.

•
Reasonableness of Consideration.   Following a review of the financial data provided to CGAC and the due diligence of Noventiq’s business conducted by CGAC’s management, CGAC’s legal counsel and auditors and taking into account and the trading multiples of the publicly-listed comparable companies and valuation dislocation between the LSE and Nasdaq, the CGAC Board determined that the aggregate consideration to be paid in the Business Combination was reasonable.

•
Post-Closing Economic Interest in Noventiq.   If the Business Combination is consummated, CGAC shareholders (other than CGAC shareholders that sought redemption of their CGAC Class A Ordinary Shares) would have a meaningful economic interest in Noventiq and as a result would have a continuing opportunity to benefit from the success of Noventiq following the consummation of the Business Combination.

•
Support of Noventiq Shareholders.   The fact that a majority of Noventiq’s existing shareholders have delivered a Voting and Support Agreement, demonstrates the Noventiq existing shareholders’ support of the Business Combination.

•
Post-Business Combination Corporate Governance.   The Sponsor will have the right to appoint a director to Parent’s board of directors.

•
Negotiated Transaction.   The financial and other terms of the Business Combination Agreement and the fact that such terms and conditions were the product of arm’s length negotiations between CGAC and Noventiq.

The CGAC Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combination, including, but not limited to, the following:
•
Macroeconomic Risks.   The risk that the future financial performance of Noventiq may not meet the CGAC Board’s expectations due to macroeconomic factors, including without limit, exposure to emerging markets and rising interest rates, and/or other factors affecting the industry conditions out of its control.

•
Execution Risk.   The potential risks and costs to CGAC if the Business Combination is not completed.

•
Exclusivity.   The fact that the Business Combination Agreement includes an exclusivity provision that prohibits CGAC from soliciting other business combination proposals, as further discussed in “Summary of the Material Terms of the Business Combination — Covenants of the Parties — Covenants of CGAC”.

•
No Third-Party Valuation.   The risk that CGAC did not obtain a third-party valuation or fairness opinion in connection with the Business Combination.

•
Closing Conditions.   The completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within CGAC’s control.

•
Listing Risks.   The challenges associated with preparing Noventiq, a company previously listed on the LSE, for the applicable disclosure, controls and listing requirements to which Noventiq will be subject as a U.S. publicly traded company on Nasdaq.

•
Litigation.   The possibility that litigation challenging the Business Combination could delay or prevent consummation of the Business Combination.

•
Transaction Fees and Expenses.   The substantial transaction fees and expenses associated with the Business Combination, some of which will be payable regardless of whether the Business Combination is ultimately consummated.

•
CGAC Shareholders Receiving a Minority Position in Noventiq.   The fact that current CGAC shareholders will hold a minority interest in Noventiq, which will limit or preclude the ability of CGAC’s current shareholders to influence corporate matters, including any future potential change in control or other material transaction, but the CGAC Board determined that such facts were outweighed by the long-term benefits that Noventiq would provide to CGAC’s shareholders and future shareholders of Noventiq after Closing.

•
Other Risks.   Various other risks associated with the Business Combination, the business of CGAC and the business of Noventiq described under the section entitled “Risk Factors”.

In addition to considering the factors described above, the CGAC Board also considered that certain CGAC directors and executive officers may have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of CGAC’s shareholders (see “The Business Combination Proposal — Interests of CGAC Directors and Officers in the Business Combination” below). CGAC’s independent directors reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and approving, as members of the CGAC Board, the Business Combination Agreement and the Business Combination.
The CGAC Board concluded that the potential benefits that it expected CGAC and its shareholders to achieve as a result of the Business Combination outweighed the potentially negative factors associated with the Business Combination. Accordingly, the CGAC Board determined that the Business Combination Agreement and the Business Combination, were in the best interests of, CGAC.
This explanation of the CGAC Board’s reasons for approval of the Business Combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Forward-Looking Statements”.
The Merger Proposal
Assuming the Business Combination Proposal is approved, CGAC will merge with and into CGAC Merger Sub, with CGAC Merger Sub surviving. See the section entitled “Proposal No. 2 — The Merger Proposal.”
The Charter Proposal
At the closing, Parent will adopt the amended and restated articles and memorandum of association in the form set forth in Annex E. Assuming the Business Combination Proposal is approved, CGAC’s shareholders are also being asked to approve, on a non-binding advisory basis, the material differences between CGAC’s amended and restated articles and memorandum of association and Parent’s amended and restated articles and memorandum of association that will be effective upon the closing. See the section entitled “Proposal No. 3 — The Charter Proposal.”
The Incentive Plan Proposal
The proposed Incentive Plan will be effective upon closing of the Business Combination, subject to approval by CGAC shareholders at the Extraordinary Meeting. The proposed Incentive Plan will reserve up to 3,150,000 Parent ordinary shares for issuance in accordance with the plan’s terms. The purpose of the Incentive Plan is to provide eligible employees, directors, contractors and consultants the opportunity to receive stock-based incentive awards in order to encourage them to contribute materially to Parent’s growth and to align the economic interests of such persons with those of its shareholders. The summary of the Incentive Plan above is qualified in its entirety by reference to the complete text of the Incentive Plan, a copy of which is attached as Annex F to this proxy statement/prospectus. You are encouraged to read the Incentive Plan in its entirety. See the section entitled “Proposal No. 4 — The Incentive Plan Proposal.”

The Adjournment Proposal
If, based on the tabulated vote, there are not sufficient tabulated votes at the time of the Extraordinary Meeting to permit CGAC to approve the Business Combination Proposal, the Adjournment Proposal allows CGAC to adjourn the Extraordinary Meeting to a later date, if necessary, to permit further solicitation of proxies. See the section entitled “Proposal No. 5 — The Adjournment Proposal.”
Quorum and Vote Required for Approval of the Proposals at the Extraordinary Meeting
A quorum of CGAC shareholders is necessary to hold a valid meeting. A quorum will be present at the Extraordinary Meeting if a majority of the outstanding shares entitled to vote at the general meeting are represented in person (which would include presence at a virtual meeting) or by proxy. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the general meeting. As of the date of this proxy statement/prospectus, the Sponsor held approximately 94.3% of the voting power of CGAC’s issued and outstanding ordinary shares. All of such shares will be voted in favor of the Business Combination Proposal and other proposals described in this proxy statement/prospectus and presented at the Extraordinary Meeting.
The approval of the Business Combination Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of ordinary shares of CGAC who, being present in person or by proxy and entitled to vote at the Extraordinary Meeting, vote at the Extraordinary Meeting.
Pursuant to the Sponsor Support Agreement, the Sponsor has agreed to vote all its shares in favor of the Business Combination Proposal.
The approval of the Merger Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Class A ordinary shares and Class B ordinary shares of CGAC, voting as a single class, who being present in person or by proxy and entitled to vote at the Extraordinary Meeting, vote at the Extraordinary Meeting.
The approval of each of the Charter Proposal, the Incentive Plan Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the majority of the votes cast by the holders of ordinary shares of CGAC who, being present in person or by proxy and entitled to vote at the Extraordinary Meeting, vote at the Extraordinary Meeting. The shareholder vote regarding the Charter Proposal is an advisory vote and is not binding on CGAC or Parent
The Business Combination Proposal is not conditioned on the approval of any other proposal. The Incentive Plan Proposal is conditioned on the approval of the Business Combination Proposal and the Merger Proposal. Neither the Charter Proposal nor the Adjournment Proposal is conditioned on the approval of any other proposal set forth in this proxy statement/prospectus.
Recommendation to CGAC Shareholders
CGAC’s board of directors believes that the Business Combination Proposal and the other proposals to be presented at the Extraordinary Meeting are fair to and in the best interests of CGAC and unanimously recommends that its shareholders vote “FOR” the Business Combination Proposal, “FOR” the Merger Proposal, “FOR” the Charter Proposal, “FOR” the Incentive Plan Proposal and “FOR” the Adjournment Proposal, if presented.
Summary of Risk Factors
Noventiq’s and CGAC’s businesses and operations are subject to a number of risks and uncertainties, including those highlighted in the section entitled “Risk Factors” immediately following this summary. Some of these principal risks include the following:
Risks Related to Noventiq’s Business and Operations
•
We are dependent on our relationships with key vendors, particularly Microsoft, to be able to offer their products for sale to our customers.

•
We operate in a highly competitive market.

•
Weak economic conditions or prolonged economic and political uncertainties globally and in the markets in which we operate could have a material adverse effect on our business, financial condition, results of operations and prospects.

•
Our future success is dependent on our ability to adapt, expand and develop our IT solutions, services and digital platforms in response to changes in technology and customer demand and preferences.

•
Undetected errors or defects in our services and solutions, or in the products of our vendors, could reduce the demand for our services and solutions.

•
Damage or disruption to our information technology systems could have a material adverse effect on our business, financial condition, results of operations and prospects.

•
Breaches in the security of the electronic and other confidential information collected, processed, stored and transmitted by us may give rise to significant liabilities and reputational damage.

•
Any merger and acquisition activity may be unsuccessful, require significant resources or result in significant unanticipated losses, costs or liabilities.

•
We may not be successful in managing our anticipated growth.

•
Our targets, including the Noventiq Projected Financial Information, and the assumptions and judgments underlying our financial outlook and other forward-looking statements may prove inaccurate, and as a result, we may be unable to successfully meet our expectations or achieve our targeted financial results.

•
Our success depends on our ability to recruit, train and retain a workforce of highly skilled sales, technology and other professionals.

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We operate internationally and in emerging markets, which exposes us to a number of global and regional political, economic, legal, regulatory and operational risks.

•
Our financial results may be affected by fluctuations in exchange rates.

•
Our work with public sector customers exposes us to additional risks inherent in the public sector contracting environment.

•
We are dependent on our good relationship with our workforce.

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We are dependent on our senior management team and our board of directors.

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Our success depends on our ability to retain existing customers and procure additional work from existing customers as well as expand our customer base.

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Our ability to attract and retain customers, vendors and employees is dependent on our reputation.

•
We depend on the timely availability of our vendors’ products.

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We have recently implemented a number of business and corporate functions with respect to which we have a limited operating history.

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Our insurance coverage may not be adequate to cover all possible losses that we could suffer and our insurance costs may increase.

•
We are exposed to liability, reputational and other risks in respect of our use of third parties to provide certain services to our customers or to provide services internally.

•
We are subject to customer credit risk, which could have a material adverse effect on our business, financial condition, results of operations and prospects.

•
We may require additional financing over the medium term to grow our business or satisfy our liquidity requirements, and there is no assurance that we will be able to obtain such financing on favorable terms or at all.

Risks Related to Regulatory, Legal and Intellectual Property Matters Affecting Noventiq
•
We are subject to laws and regulations in numerous jurisdictions, and failure to properly comply with such laws and regulations, or the introduction of more stringent laws and regulations, may have a material adverse effect on our business, financial condition, results of operations and prospects.

•
We and our independent registered public accounting firm have identified material weaknesses and a significant deficiency in our internal control over financial reporting and may identify material weaknesses in the future or otherwise fail to maintain proper and effective internal controls. If we fail to establish and maintain proper internal controls, our ability to produce accurate financial statements or comply with applicable regulations could be impaired. As a result, shareholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of the Parent ADSs.

•
Our compliance, internal control and risk management systems may fail to prevent and discover non-compliance.

•
Our operations are subject to sanctions, anti-bribery and corruption, money-laundering and antitrust laws and regulations.

•
We are exposed to risks of legal, arbitration and regulatory claims or disputes, which may have a material adverse effect on our business, financial condition, results of operations and prospects.

•
We are subject to prevailing tax laws in the jurisdictions in which we operate and there can be no assurances that our understanding of applicable tax law is correct. Any misapprehension of such may have a material adverse effect on our business, financial condition, results of operations and prospects.

•
We may be unable to protect our intellectual property adequately.

•
We may be subject to intellectual property infringement claims.

•
We license technology from third parties, and our inability to maintain those licenses could have a material adverse effect on our business, financial condition, results of operations and prospects.

Risks Related to CGAC and the Nature of its Business
•
CGAC shareholders will have a reduced ownership and voting interest after the Business Combination and will exercise little influence over management.

•
The Sponsor has agreed to vote in favor of the proposals at the Extraordinary Meeting, regardless of how public shareholders vote.

•
CGAC may not be able to consummate the Business Combination or an initial business combination within the required time period, in which case it would cease all operations except for the purpose of winding up and it would redeem public shares and liquidate, in which case the public shareholders may only receive $10.00 per share, or less than such amount in certain circumstances, and the warrants will expire worthless.

•
If third parties bring claims against CGAC, the proceeds held in the trust account could be reduced and the per-share redemption amount received by public shareholders may be less than $10.00 per public share.

•
Based on CGAC’s current cash and working capital balances, CGAC may not have sufficient working capital to meet its needs through the consummation of the Business Combination.

•
CGAC determined that as of June 30, 2023 its disclosure controls and procedures were not effective which led to a restatement of CGAC’s financial statements for the fiscal quarters ended June 30 and September 30, 2023.

•
Nasdaq may delist CGAC’s securities from trading on its exchange, which could limit investors’ ability to make transactions in CGAC’s securities and subject it to additional trading restrictions.

Risks Related to the Business Combination
•
The Sponsor and CGAC’s current directors and executive officers and their affiliates own ordinary shares of CGAC and warrants that will be worthless (other than with respect to public shares they may have acquired during or after CGAC’s initial public offering) and may incur reimbursable expenses that may not be reimbursed or repaid if the Transactions are not approved. Such interests may have influenced their decision to approve the Business Combination with Noventiq.

•
Since the Sponsor will lose its entire investment in CGAC if a business combination is not completed (other than with respect to public shares it may acquire), a conflict of interest may arise in determining whether the Business Combination, or an alternative initial business combination, is appropriate for CGAC’s business combination.

•
The exercise of CGAC’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in CGAC’s shareholders’ best interest.

•
There may be tax consequences of the Business Combination that adversely affect CGAC shareholders and holders of public warrants.

•
The fact that Noventiq is not an SEC registrant limits CGAC’s access to some information that may be relevant to the Business Combination. This may result in a business combination that is not as profitable as CGAC suspects.

•
The scope of due diligence CGAC has conducted in conjunction with the Business Combination may be different from what would typically be conducted in the event Noventiq pursued an underwritten initial public offering, and you may be less protected as an investor from any material issues with respect to Noventiq’s business, including any material omissions or misstatements contained in the registration statement or this proxy statement/prospectus, than an investor in an initial public offering.

•
CGAC may not be able to realize the anticipated benefits from the Business Combination.

•
Nasdaq may not agree to list Parent’s securities from trading on its exchange, which could limit investors’ ability to make transactions in Parent’s securities and subject shareholders to additional trading restrictions.

•
The unaudited pro forma financial information included elsewhere in this proxy statement/prospectus may not be indicative of Parent’s actual financial position or what results of operations would have been following completion of the Business Combination.

•
The future exercise of registration rights may adversely affect the market price of the Parent ordinary shares after the Business Combination.

•
Each of CGAC and Noventiq has incurred and will incur substantial costs in connection with the Business Combination and related transactions, such as legal, accounting, consulting and financial advisory fees.

•
While CGAC and Noventiq work to complete the Business Combination, management’s focus and resources may be diverted from operational matters and other strategic opportunities.

•
Following the consummation of the Business Combination, Parent will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations.

•
Parent may not be able to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act of 2022, as amended (the “Sarbanes-Oxley Act”) that will be applicable to it after the Business Combination is consummated.

•
Parent is an “emerging growth company” (as defined in the JOBS Act), and the reduced disclosure requirements applicable to emerging growth companies may make Parent’s ordinary shares less attractive to investors than those of U.S. domestic registrants and non-emerging growth companies.

•
Parent is expected to qualify as a foreign private issuer within the meaning of the rules under the Exchange Act, and as such Parent will be exempt from certain provisions applicable to U.S. domestic public companies.

•
As a company incorporated in the Cayman Islands, Parent will be permitted to adopt certain home country practices in relation to corporate governance matters that differ significantly from Nasdaq corporate governance listing standards applicable to domestic U.S. companies; these practices may afford less protection to shareholders than they would enjoy if Parent complied fully with Nasdaq corporate governance listing standards.

•
Noventiq’s and CGAC’s operations may be restricted during the pendency of the Business Combination pursuant to terms of the Business Combination Agreement.

•
Parent may incur successor liabilities due to conduct arising prior to the completion of the Business Combination.

•
Subsequent to the consummation of the Business Combination, Parent may be required to take write-downs or write-offs, or it may be subject to restructuring, impairment or other charges that could have a significant negative effect on Parent’s financial condition, results of operations and the price of Parent ordinary shares, which could cause you to lose some or all of your investment.

•
The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed.

•
The relative lack of public company experience by Parent’s management team may put Parent at a competitive disadvantage.

•
Certain of Parent’s shareholders, including the Sponsor, may engage in business activities which compete with Parent or otherwise conflict with Parent’s interests.

•
We may be the target of securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the Business Combination from being completed.

Risks Relating to Ownership of Parent Ordinary Shares Following the Business Combination
•
The market price of Parent ordinary shares after the Business Combination may be affected by factors different from those currently affecting the prices of CGAC’s ordinary shares and may be volatile.

•
Parent may redeem your unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless.

•
If the Business Combination’s benefits do not meet the expectations of financial analysts, the market price of Parent ordinary shares may decline after the Business Combination.

•
Even if the Business Combination is consummated, the Parent warrants may never be in the money and may expire worthless.

•
Future issuances of debt securities and/or equity securities may adversely affect Parent, including the market price of Parent ordinary shares, and may be dilutive to existing Parent shareholders.

•
Future sales, or the perception of future sales, by Parent or its shareholders in the public market following the Business Combination could cause the market price for Parent ordinary shares to decline.

•
Anti-takeover provisions in Parent’s governing documents could delay or prevent a change of control.

•
Because there are no current plans to pay cash dividends on Parent’s ordinary shares for the foreseeable future, you may not receive any return on investment unless you sell your Parent ordinary shares for a price greater than that which you paid for it.

•
If securities analysts do not publish research or reports about Parent’s business or if they downgrade Parent’s shares or Parent’s sector, Parent’s ordinary share price and trading volume could decline.

Risks Relating to Redemption
•
There is no guarantee that a public shareholder’s decision whether to redeem his, her or its shares for a pro rata portion of the trust account will put such shareholder in a better future economic position.

•
If public shareholders fail to comply with the redemption requirements specified in this proxy statement/prospectus, they will not be entitled to redeem their CGAC Class A ordinary shares for a pro rata portion of the funds held in the trust account.

•
If you or a “group” of shareholders of which you are a part are deemed to hold an aggregate of more than 15% of CGAC Class A ordinary shares, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 15% of CGAC Class A ordinary shares.

•
You will not have any rights or interests in funds from the trust account, except under certain limited circumstances. To liquidate your investment, therefore, you may be forced to sell your public shares and/or warrants, potentially at a loss.

•
CGAC is expected to be a passive foreign investment company (“PFIC”) which could result in adverse U.S. federal income tax consequences to U.S. investors who exercise their right to redeem ordinary shares.

•
CGAC’s shareholders may be held liable for claims by third parties against CGAC to the extent of distributions received by CGAC’s shareholders.

Foreign Private Issuer Status
Parent currently qualifies as, and expects immediately following the completion of the Business Combination to qualify as, a “foreign private issuer” under SEC rules. Consequently, for so long as Parent continues to meet such qualification, Parent will be subject to the reporting requirements under the Exchange Act applicable to foreign private issuers. Parent will be required to file its annual report on Form 20-F with the SEC and will furnish reports on Form 6-K to the SEC regarding certain information that is distributed or required to be distributed by Parent to its shareholders.
Based on such foreign private issuer status, under existing rules and regulations, Parent will not be required to file periodic reports and financial statements with the SEC as frequently or as promptly as a U.S. company whose securities are registered under the Exchange Act. Parent will also not be required to comply with Regulation FD, which addresses certain restrictions on the selective disclosure of material information. In addition, among other matters, Parent’s directors, officers and principal shareholders will be exempt from the reporting and “short-swing” profit recovery provisions of Section 16 of the Exchange Act and the rules under the Exchange Act with respect to their purchases and sales of Parent’s ordinary shares.
Despite its initial exemption due to its foreign private issuer status, following the consummation of the Business Combination, Parent currently expects to issue interim financial information publicly and to furnish it to the SEC on Form 6-K.
As a foreign private issuer, Parent is generally subject to the Nasdaq corporate governance listing standards. However, Nasdaq rules permit a foreign private issuer like Parent to follow the corporate governance practices of its home country, which is the Cayman Islands, in lieu of Nasdaq corporate governance requirements relating to independent directors and the formation and composition of committees, with respect to the disclosure of third-party director and nominee compensation and the requirement to distribute annual and interim reports. Parent may elect to take advantage of some or all of the exemptions provided by the Nasdaq rules.
Emerging Growth Company Status
CGAC is an “emerging growth company” as defined in Section 2(a) of the Securities Act, as modified by the Jupstart Our Business Startups Act of 2012, as amended (the “JOBS Act”), and Parent is and, following the Business Combination, will be, an “emerging growth company.” As such, Parent will be eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” and may not be required to, among other things, (1) provide an auditor’s attestation report on its system of internal control over financial reporting pursuant to Section 404; (2) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act; (3) comply with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements (auditor discussion and analysis); and (4) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the CEO’s compensation to median employee compensation. If some investors find the Parent securities less attractive as a result, there may be a less active trading market for the PubCo Securities and the prices of the PubCo Securities may be more volatile.
Parent will remain an emerging growth company until the earlier of (1) the last day of the fiscal year (a) following the fifth anniversary of the completion of its initial public offering or (b) in which it has total annual gross revenue of at least $1.07 billion (as adjusted for inflation pursuant to SEC rules from time to time), and (2) the date on which (x) it is deemed to be a large accelerated filer, which means the market value of Parent ordinary shares that are held by non-affiliates exceeds $700 million as of the prior June 30, or (y) the date on which it has issued more than $1.0 billion in nonconvertible debt during the prior three-year period.
Recent Developments
Unaudited Quarterly Results of Operations of Noventiq
Noventiq has released unaudited key operating highlights for the nine months ended December 31, 2023, including results for the comparative period of nine months ended December 31, 2022.
(in millions)	Nine Months Ended December 31, 2023 (Unaudited)	Nine Months Ended December 31, 2022 (Unaudited)
Total Revenue	$340.7	$280.4
Software & Cloud	$96.7	$89.4
IT Services	$152.2	$118.3
Hardware	$91.9	$72.8
Gross Profit	$145.0	$123.2
Adjusted EBITDA (excluding share based compensation)	$24.9	$16.6
Additionally, Noventiq’s cash balance on December 31, 2023 was $92.6 million, and net debt was a positive $6.3 million.

Reconciliation of Adjusted EBITDA (excluding share based compensation) to profit/(loss) for the period from continuing operations
The table below presents a reconciliation of Adjusted EBITDA (excluding share based compensation) to the most comparable IFRS measure, profit/(loss) for the period from continuing operations, for the periods presented.
	Nine months ended December 31,
(in millions of U.S. dollars)	2023	2022
Loss for the period from continuing operations	(30.0)	(25.7)
Added back:
Income tax expense	7.2	0.3
Depreciation and amortization	16.3	11.5
Foreign exchange loss	7.7	7.8
Net financial income and expenses	9.3	11.5
Property and equipment write-off	0.0	0.1
Employee termination payments	1.1	1.2
Impairment losses	6.1	6.3
Adjustments for share based compensation	0.0	(0.5)
One-off items (penalties and acquisition related expenses)	7.2	4.1
Adjusted EBITDA (excluding share based compensation)	24.9	16.6
Adjusted EBITDA (excluding share based compensation) is a non-IFRS financial measure. For additional information, see “Summary Historical Financial Information of Noventiq — Non-IFRS Financial Measures.”
Noventiq GDR Exchange Offer
On April 18, 2024, Noventiq announced an offer to exchange certain global depositary receipts representing ordinary shares of Noventiq (the “GDRs”) for newly issued ordinary shares of Noventiq (the “GDR Exchange Offer”).
The purpose of the GDR Exchange Offer was to allow certain holders of GDRs who are prevented from exercising their rights as GDR holders, including voting and economic rights, as a result of sanctions imposed by the EU on the National Settlement Depository (“NSD”), to exchange such affected GDRs for newly issued ordinary shares of Noventiq.
As of the expiration of the GDR Exchange Offer on May 10, 2024, Noventiq received 14,665,595 GDRs (the “Exchanged GDRs”) tendered pursuant to the GDR Exchange Offer, which are held in a segregated account through NSD for the benefit of Noventiq. Pursuant to the terms of the GDR Exchange Offer, Noventiq expects to issue 14,665,595 newly issued ordinary shares of Noventiq to GDR holders in exchange for the Exchanged GDRs prior to the closing of the Business Combination. Noventiq will cancel the Exchanged GDRs as soon as practicable and as permitted under applicable law. Because of the sanctions imposed on NSD and the resulting difficulty in transacting in securities held through NSD, the Exchanged GDRs are expected to remain outstanding at the time of the closing of the Business Combination.
As beneficial owner of the Exchanged GDRs, Noventiq will be entitled to receive the consideration payable to all holders of GDRs as contemplated by the Business Combination Agreement. As described below, the shares underlying such Exchanged GDRs will not be considered for purposes of determining the consideration to be paid to Noventiq shareholders pursuant to the terms of the Business Combination Agreement. Additionally and as also described below, Noventiq has agreed to forfeit any shares of Parent it may be entitled to receive in the Business Combination as the beneficial owner of the Exchanged GDRs.
Amendment to Business Combination Agreement
On May 13, 2024, CGAC and Noventiq entered into Amendment No. 1 to the Business Combination Agreement (the “BCA Amendment”). Pursuant to the BCA Amendment, ordinary shares of Noventiq underlying the Exchange GDRs will be excluded for the purposes of determining the Per Share Merger Consideration Value. Additionally, Noventiq and Parent agreed to, as soon as practicable, forfeit any Parent ordinary shares Noventiq is entitled to receive at the closing of the Business Combination as a beneficial owner of the Exchanged GDRs.
Additional Financing
As contemplated by the Business Combination Agreement, CGAC is in discussion with equity facilities and strategic investors relating to potential Additional Financings. However, these plans have not been finalized, no definitive agreement regarding any Additional Financing in connection with the Business Combination has been executed and there can be no assurance that CGAC will be successful in raising any cash in connection with the Business Combination.
The consummation of the Business Combination is not subject to a minimum amount of Additional Financing having been raised. The number of Alignment Shares forfeited by the Sponsor may change if any Additional Financing is obtained as more thoroughly described in “Proposal No. 1 — The Business Combination Proposal — The Business Combination Agreement.”

SUMMARY HISTORICAL FINANCIAL INFORMATION OF CGAC
The following table sets forth summary historical financial information derived from CGAC’s unaudited financial statements as of and for the nine months ended September 30, 2022 and 2023. The following table also sets forth summary historical financial information derived from CGAC’s audited financial statements as of December 31, 2021 and 2022 and for the years ended December 31, 2021 and 2022. You should read the following summary financial information in conjunction with the section entitled “CGACs Management’s Discussion and Analysis of Financial Condition and Results of Operations” and CGAC’s financial statements and related notes appearing elsewhere in this proxy statement/prospectus.
CGAC has neither engaged in any operations nor generated any revenue to date. CGAC’s only activities from inception through December 31, 2023 were organizational activities and those necessary to complete the Initial Public Offering and identifying a target company for a business combination. CGAC does not expect to generate any operating revenue until after the completion of the Business Combination, at the earliest.
	As of December 31, 2023	As of December 31, 2022
Balance Sheet Data:
Cash	$21,631	$31,547
Cash and marketable securities held in trust account	$4,553,517	$15,489,507
Total assets	$4,653,117	$15,789,790
Total liabilities	$12,682,079	$9,345,710
Total shareholders deficit	$(12,582,479)	$(5,782,772)
	For the Year Ended
	December 31, 2023	December 31, 2022
	(Audited)	(Audited)
Statement of Operations Data:
Loss from operations	$(3,129,841)	$(1,965,458)
Earnings and realized gain on marketable securities held in Trust Account	$411,744	$5,761,081
Net income (loss)	$(3,489,963)	$17,687,623
Basic and diluted net income (loss) per share, Class A ordinary shares subject to possible redemption	$(0.32)	$0.36
Basic and diluted net income (loss) per share, Class B Ordinary shares	$(0.32)	$0.36

SUMMARY HISTORICAL FINANCIAL INFORMATION OF NOVENTIQ
The following tables present Noventiq’s selected consolidated financial and other data. The consolidated statements of profit or loss and cash flows for the years ended March 31, 2023 and 2022 and consolidated statement of financial position as of March 31, 2023 and 2022, have been derived from Noventiq’s audited consolidated financial statements, included elsewhere in this proxy statement/prospectus. The consolidated statements of profit or loss and cash flows for the six months ended September 30, 2023 and 2022 and consolidated statement of financial position as of September 30, 2023, have been derived from the unaudited condensed consolidated interim financial statements as of September 30, 2023 and for the six months ended September 30, 2023 and 2022, included elsewhere in this proxy statement/prospectus.
The financial data set forth below should be read in conjunction with, and is qualified by reference to, “Noventiq’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto included elsewhere in this proxy statement/prospectus. Noventiq’s consolidated financial statements are prepared and presented in accordance with IFRS. The historical results included below and elsewhere in this proxy statement/prospectus are not indicative of the future performance of Noventiq following the Business Combination.
Consolidated Statement of Profit or Loss Data
	Six months ended September 30,		Year ended March 31,
	2023	2022	2023	2022
	(in thousands of U.S. dollars)
Revenue from contracts with customers	219,757	161,105	401,765	247,726
Cost of sales	(125,947)	(86,218)	(225,623)	(130,983)
Gross profit	93,810	74,887	176,142	116,743
Selling, general and administrative expenses	(99,027)	(79,661)	(170,626)	(110,358)
Other operating income	3,581	2,086	4,483	2,235
Other operating expenses	(7,854)	(7,401)	(22,319)	(9,700)
Operating loss	(9,490)	(10,089)	(12,320)	(1,080)
Share of net income in associates and joint ventures	(103)	—	(163)	—
Foreign exchange loss	(5,844)	(6,017)	(8,516)	4,032
Finance income	3,574	1,698	5,187	2,163
Finance costs	(8,805)	(8,006)	(19,759)	(11,846)
Change in fair value of financial instruments	(3,693)	—	5,237	(1,686)
Loss before tax from continuing operations	(24,361)	(22,414)	(30,334)	(8,417)
Income tax expense	(3,755)	(485)	(4,108)	(511)
Net loss for the year/period from continuing operations	(28,116)	(22,899)	(34,442)	(8,928)
Net profit for the year/period from discontinued operations	—	22,343	227,066	1,426
Net profit /(loss) for the year/period	(28,116)	(556)	192,624	(7,502)
Attributable to holders of the Company	(26,735)	556	193,651	(7,251)
Non-controlling interests	(1,381)	(1,112)	(1,027)	(251)

Consolidated Statement of Financial Position Data
	As at September 30, 2023	As at March 31,
		2023	2022
	(in thousands of U.S. dollars)
Assets
Non-current assets	271,031	289,442	296,489
Current assets	535,841	594,995	762,055
Total assets	806,872	884,437	1,058,544
Equity
Equity and assets attributable to owners	233,526	272,043	421,029
Non-controlling interests	(717)	(77)	(2,393)
Total equity	232,809	271,966	418,636
Liabilities
Non-current liabilities	80,071	87,618	99,224
Current liabilities	493,992	524,853	540,684
Total liabilities	574,063	612,471	639,908
Total equity and liabilities	806,872	884,437	1,058,544
Consolidated Statement of Cash Flows Data
	Six months ended September 30,		Year ended March 31,
	2023	2022	2023	2022
	(in thousands of U.S. dollars)
Net cash flows used in operating activities	(35,723)	(66,927)	(2,688)	(23,401)
Net cash flows (used in)/generated from investing activities	(18,886)	1,398	(203,721)	(22,562)
Net cash flows generated from financing activities	14,941	41,470	10,184	291,958
Foreign exchange difference	(7,523)	(829)	(1,551)	(1,539)
Net increase/(decrease) in cash and cash equivalents	(47,191)	(24,888)	(197,776)	244,456
Cash in banks and on hand at beginning of the year/period	136,295	334,071	334,071	89,615
Cash in banks on hand at end of the year/period	89,104	309,183	136,295	334,071

Non-IFRS Financial Measures
	As at / Six months ended September 30,		As at / Year ended March 31,
	2023	2022	2023	2022
	(in thousands of U.S. dollars, unless otherwise indicated)
Revenue	219,757	161,105	401,765	247,726
Revenue growth	36.4%	—	62.2%	—
Revenue growth, CCY(1)	41.4%	—	70.7%	—
Gross profit	93,810	74,887	176,142	116,743
Gross profit growth	25.3%	—	50.9%	—
Gross profit, CCY(1)	99,308	79,840	187,544	118,125
Gross profit growth, CCY(1)	32.6%	—	60.6%	—
Adjusted EBITDA (excluding share based compensation)(1)	13,957	5,014	30,007	35,106
Adjusted EBITDA (excluding share based compensation) growth(1)	178.4%	—	(14.5)%	—
Adjusted EBITDA (excluding share based compensation) margin(1)	6.4%	3.1%	7.5%	14.2%
Recurring revenue(1)	43,079	34,984	76,758	63,726
Net debt(1)	3,827	—	68,028	185,297

(1)
Unaudited.

We review a number of operating and financial metrics, including the following non-IFRS financial measures, to measure the operating performance and financial condition of the business and to make strategic decisions. A non-IFRS financial measure is generally defined as one that purports to measure financial performance but includes adjustments that are not included in the most comparable IFRS measure. See “Noventiq’s Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-IFRS Financial Measures” for additional information regarding our non-IFRS financial measures.
We use constant currency revenue growth, constant currency gross profit, constant currency gross profit growth, Adjusted EBITDA (excluding share based compensation), Adjusted EBITDA (excluding share based compensation) growth, Adjusted EBITDA (excluding share based compensation) margin, recurring revenue and net debt, which are non-IFRS financial measures, in this proxy statement/prospectus.
Our non-IFRS financial measures are calculated as set forth below:
•
“Constant currency revenue growth” or “revenue growth, CCY” is defined as the period-on-period growth of revenue calculated on a constant currency basis. To calculate revenue in constant currency, for every country of operations, we apply the prior period’s average exchange rate for that country’s functional currency to U.S. dollar to revenue in functional currency of the current year. This methodology is applied for every country of operations and then consolidated at the Group level. See “Noventiq’s Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-IFRS Financial Measures” for additional information.

•
“Constant currency gross profit” or “gross profit, CCY” is defined as gross profit calculated on a constant currency basis. To calculate gross profit in constant currency, for every country of operations, we apply the prior period’s average exchange rate for that country’s functional currency to U.S. dollar to gross profit in functional currency of the current period. This methodology is applied for every country of operations and then consolidated at the Group level. See “Noventiq’s Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-IFRS Financial Measures” for additional information.

•
“Constant currency gross profit growth” or “gross profit growth, CCY” is defined as period-on-period growth of constant currency gross profit.

•
“Adjusted EBITDA (excluding share based compensation)” is defined as profit before interest, income tax expense, depreciation and amortization, foreign exchange gain, net financial income and expenses, property and equipment write-off, IPO-related bonus, employee termination write-offs and other items that we consider to be non-recurring or one-off (including penalties and acquisition-related expenses).

•
“Adjusted EBITDA (excluding share based compensation) growth” is defined as the period-on-period growth of Adjusted EBITDA (excluding share based compensation).

•
“Adjusted EBITDA (excluding share based compensation) margin” is defined as Adjusted EBITDA (excluding share based compensation) for the period divided by revenue for the period.

•
“Recurring revenue” is defined as revenue generated by software subscription, third-party cloud resale products and our own cloud solutions, which reflects the portion of our revenue that is expected to continue in the future. Recurring revenue is generated through multi-period contracts and invoiced with regular intervals, such as monthly, quarterly or annually.

•
“Net debt” is defined as interest bearing loans and borrowings, obligations under finance leases less cash and cash equivalents.

We use non-IFRS financial measures, such as constant currency revenue growth, constant currency gross profit, constant currency gross profit growth, Adjusted EBITDA (excluding share based compensation), Adjusted EBITDA (excluding share based compensation) growth, Adjusted EBITDA (excluding share based compensation) margin, recurring revenue and net debt, to supplement financial information presented in accordance with IFRS. We believe that excluding certain items from our IFRS results allows management to better understand our consolidated financial performance from period-to-period and better project our future consolidated financial performance as forecasts are developed at a level of detail different from that used to prepare IFRS-based financial measures. Moreover, we believe these non-IFRS financial measures provide our stakeholders with useful information to help them evaluate our operating results by facilitating an enhanced understanding of our operating performance and enabling them to make more meaningful period-to-period comparisons. There are limitations to the use of the non-IFRS financial measures presented in this proxy statement/prospectus.
Constant currency revenue growth, constant currency gross profit, constant currency gross profit growth, Adjusted EBITDA (excluding share based compensation), Adjusted EBITDA (excluding share based compensation) growth, Adjusted EBITDA (excluding share based compensation) margin, recurring revenue and net debt are presented for supplemental informational purposes only, have limitations as analytical tools and should not be considered in isolation or as a substitute for financial information presented in accordance with IFRS. Some of these limitations include that:
•
they do not reflect our cash expenditures or future requirements for capital investments or contractual commitments;

•
they do not reflect changes in, or cash requirements for, our working capital needs;

•
they do not reflect the significant interest expense or cash requirements necessary to service interest or principal payments on our debt;

•
they do not reflect any cash income taxes that we may be required to pay;

•
they are not adjusted for all non-cash income or expense items that are reflected in our consolidated statement of comprehensive income;

•
they do not reflect the impact of earnings or charges resulting from certain matters we consider not to be indicative of our ongoing operations;

•
assets are depreciated or amortized over differing estimated useful lives and often have to be replaced in the future, and these measures do not reflect any cash requirements for such replacements; and

•
other companies in our industry and analysts may calculate these measures differently than we do, limiting their usefulness as comparative measures.

Reconciliations of constant currency metrics
The table below presents a reconciliation of constant currency revenue to the most comparable IFRS measure, revenue, for the periods presented.
	Six months ended September 30,		Year ended March 31,
	2023	2022	2023	2022
	(in thousands of U.S. dollars, unless otherwise indicated)
Revenue	219,757	161,105	401,765	247,726
Add/(Less):
Indian rupee impact	(1,412)	1,582	4,642	157
Egyptian pound impact	1,608	534	3,518	(1)
Euro impact	(722)	2,217	3,187	—
Argentine peso impact	1,804	641	2,961	523
Turkish lira impact	988	1,728	2,593	1,037
Kazakh tenge impact	(220)	807	1,446	365
Belarusian ruble impact	5,260	931	713	429
Other	664	1,204	2,098	1,588
Revenue, CCY	227,727	170,749	422,923	251,824
Revenue growth, CCY	41.4%	—	70.7%	—
The table below presents a reconciliation of constant currency gross profit to the most comparable IFRS measure, gross profit, for the periods presented.
	Six months ended September 30,		Year ended March 31,
	2023	2022	2023	2022
	(in thousands of U.S. dollars, unless otherwise indicated)
Gross profit	93,810	74,887	176,142	116,743
Add/(Less):
Egyptian pound impact	1,405	455	2,743	—
Indian rupee impact	(558)	927	2,304	95
Argentine peso impact	1,511	432	1,782	461
Euro impact	(339)	861	1,433	—
Turkish lira impact	604	790	1,025	364
Belarusian ruble impact	2,340	442	312	241
Other	535	1,046	1,803	221
Gross profit, CCY	99,308	79,840	187,544	118,125
Gross profit growth, CCY	32.6%	—	60.6%	—

Reconciliation of Adjusted EBITDA (excluding share based compensation) to profit/(loss) for the year/period from continuing operations
The table below presents a reconciliation of Adjusted EBITDA (excluding share based compensation) to the most comparable IFRS measure, profit/(loss) for the year/period from continuing operations, for the periods presented.
	Six months ended September 30,		Year ended March 31,
	2023	2022	2023	2022
	(in thousands of U.S. dollars)
(Loss) for the year/period from continuing operations	(28,116)	(22,899)	(34,442)	(8,928)
Added back:
Income tax expense	3,755	485	4,108	511
Depreciation and amortization	10,919	6,882	16,857	10,232
Foreign exchange (loss)/gain	5,844	6,017	8,516	(4,032)
Net financial income and expenses	8,924	6,308	9,335	11,369
Property and equipment write-off	(6)	139	(99)	135
IPO related bonus	—	—	—	1,874
Employee termination payments	240	100	1,409	1,366
Impairment losses	6,039	6,263	19,757	8,705
One-off items (penalties and acquisition-related expenses)	6,358	1,719	5,050	4,311
Adjustment for share based compensation	—	—	(484)	9,563
Adjusted EBITDA (excluding share based compensation)	13,957	5,014	30,007	35,106
Reconciliation of recurring revenue to revenue
The table below presents a reconciliation of recurring revenue to the most comparable IFRS measure, revenue, for the periods presented.
	Six months ended September 30,		Year ended March 31,
	2023	2022	2023	2022
	(in thousands of U.S. dollars)
Software subscription	9,742	7,706	20,046	20,704
Third-party cloud resale products	31,112	24,776	51,150	39,253
Own cloud solutions	2,225	2,502	5,562	3,769
Recurring revenue	43,079	34,984	76,758	63,726
Software and licenses	22,799	19,852	49,183	66,288
Services	93,472	67,214	162,037	76,275
Hardware	60,407	39,055	113,787	41,437
Non-recurring revenue	176,678	126,121	325,007	184,000
Total revenue	219,757	161,105	401,765	247,726

Calculation of net debt
The table below presents the calculation of net debt as at the dates indicated.
	As at September 30, 2023	As at March 31,
		2023	2022(1)
	(in thousands of U.S. dollars)
Cash and cash equivalents	89,104	136,295	334,071
Less: long-term borrowings	(4,189)	(5,298)	(49,197)
Less: short-term borrowings	(65,128)	(46,524)	(89,208)
Less: long-term obligations under finance leases	(10,888)	(11,943)	(5,874)
Less: short-term obligations under finance leases	(5,072)	(4,502)	(4,495)
Total net debt	3,827	68,028	185,297

(1)
Includes discontinued operations.

SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
The following summary unaudited pro forma condensed combined financial information (the “Summary Pro Forma Information”) has been prepared to illustrate the effect of the Business Combination and has been prepared for information purposes only. The summary unaudited pro forma condensed combined statement of financial position data as of September 30, 2023 gives effect to the Business Combination as if it had occurred on September 30, 2023. The summary unaudited pro forma condensed combined statement of profit or loss data for the year ended March 31, 2023 and the six months ended September 30, 2023 gives effect to the Business Combination as if it had occurred on April 1, 2022.
The Summary Pro Forma Information has been derived from, and should be read in conjunction with, the more detailed unaudited pro forma condensed combined financial information and the accompanying notes set forth in “Unaudited Pro Forma Condensed Combined Financial Statements”. The Summary Pro Forma Information has been presented for informational purposes only and is not necessarily indicative of what the Parent’s financial position or results of operations actually would have been had the Business Combination been completed as of the dates indicated. In addition, the Summary Pro Forma Information does not purport to project the future financial position or operating results of the Parent. For more information, see “Unaudited Pro Forma Condensed Combined Financial Statements.”
	Pro Forma Combined
(in thousands of $, except share and per share data)	Assuming No Redemptions	Assuming Maximum Redemptions
Summary Unaudited Pro Forma Condensed Combined Statement of Profit or Loss – Year Ended March 31, 2023
Revenue from contracts with customers	$401,765	$401,765
Operating loss	$(66,298)	$(66,048)
Loss before tax from continuing operations	$(85,774)	$(85,524)
Net loss for the year from continuing operations	$(89,882)	$(89,632)
Net profit for the year from discontinued operations	$227,066	$227,066
Net profit /(loss) for the year	$137,184	$137,434
Total comprehensive income/ (loss) for the year, net of tax	$66,681	$66,931
Earnings per share – basic and diluted	$4.15	$4.20
Weighted average number of shares outstanding – basic and diluted	33,336,589	33,000,000
	Pro Forma Combined
(in thousands of $, except share and per share data)	Assuming No Redemptions	Assuming Maximum Redemptions
Summary Unaudited Pro Forma Condensed Combined Statement of Profit or Loss — Six Months ended September 30, 2023
Revenue from contracts with customers	$219,757	$219,757
Operating loss	$(10,730)	$(10,730)
Loss before tax	$(24,436)	$(24,436)
Net loss for the period	$(28,191)	$(28,191)
Total comprehensive income/ (loss) for the period, net of tax	$(40,824)	$(40,824)
Earnings per share – basic and diluted	$(0.80)	$(0.81)
Weighted average number of shares outstanding – basic and diluted	33,336,589	33,000,000

	Pro Forma Combined
(in thousands of $, except share and per share data)	Assuming No Redemptions	Assuming Maximum Redemptions
Summary Unaudited Pro Forma Condensed Combined Statement of Financial Position Data – As of September 30, 2023
Total current assets	$515,622	$511,941
Total assets	$786,653	$782,972
Total shareholders’ equity	$208,559	$204,878
Total current liabilities	$496,961	$496,961
Total liabilities	$578,094	$578,094
Total shareholders’ equity and liabilities	$786,653	$782,972

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Statements contained in this proxy statement/prospectus that reflect CGAC, Noventiq and Parent’s current views with respect to future events and financial performance, business strategies, expectations for CGAC, Noventiq and Parent’s businesses, and the timing and ability for CGAC, Noventiq and Parent to complete the Business Combination and any other statements of a future or forward-looking nature, constitute “forward-looking statements” for the purposes of federal securities laws. These forward-looking statements include statements about the parties’ ability to close the Business Combination, the anticipated benefits of the Business Combination, the financial conditions, results of operations, earnings outlook and prospects of CGAC and Noventiq and may include statements for the period following the consummation of the Business Combination. The information included in this proxy statement/prospectus in relation to CGAC has been provided by CGAC and its management, and forward-looking statements include statements relating to CGAC’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements appear in a number of places in this proxy statement/prospectus including, without limitation, in the sections titled “CGAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Information About CGAC,” “Noventiq’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business of Noventiq.”
In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement/prospectus may include, for example, statements about the benefits of the Business Combination and the future financial performance of Parent following the Business Combination.
The forward-looking statements contained in this proxy statement/prospectus are based on CGAC, Noventiq and Parent’s current expectations and beliefs concerning future developments and their potential effects on CAGC, Noventiq and/or Parent, respectively. You should not place undue reliance on these forward-looking statements in deciding how to grant your proxy or instruct how your vote should be cast or vote your shares on the proposals set forth in this proxy statement/prospectus. None of CGAC, Noventiq or Parent can assure you that future developments affecting them will be those that they have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of each of CGAC, Noventiq and/or Parent) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of CGAC and/or Noventiq’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to:
•
general economic, political and business conditions;

•
the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement;

•
the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination;

•
the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination;

•
the risk that the approval of the shareholders of CGAC or Noventiq for the potential transaction is not obtained;

•
failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction;

•
the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination;

•
the ability of Parent to grow and manage growth profitably and retain its key employees;

•
the amount of redemption requests made by CGAC’s shareholders;

•
the inability to obtain or maintain the listing of Parent’s securities on Nasdaq following the Business Combination;

•
costs related to the Business Combination;

•
the impact of competitive products and pricing on Noventiq;

•
Noventiq’s ability to offer the products and services of its key vendors, particularly Microsoft, for sale to customers and to earn incentives on such sales;

•
demand for Noventiq’s services and solutions;

•
the ability of Noventiq to achieve operating synergies from acquired businesses;

•
the successful integration of acquired businesses;

•
breaches in cybersecurity or disruption to IT systems;

•
Noventiq’s ability to attract, hire, train and retain experienced personnel;

•
fluctuations in currency exchange rates; and

•
the ability to comply with the laws and regulations across the markets in which Noventiq operates and the effectiveness of its internal controls, procedures, compliance systems and risk management systems.

Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by CGAC or Noventiq prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.
All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed in this proxy statement/prospectus and attributable to CGAC or Noventiq or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this proxy statement/prospectus. Except to the extent required by applicable law or regulation, CGAC and Noventiq undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement/prospectus or to reflect the occurrence of unanticipated events.

RISK FACTORS
You should carefully consider the following risk factors, in addition to the other information included in this proxy statement/prospectus, including matters addressed in the section entitled “Cautionary Note Regarding Forward-Looking Statements” and the financial statements and notes to the financial statements included herein. Unless otherwise indicated, reference in this section and elsewhere in this proxy statement/prospectus to Noventiq’s business being adversely affected, negatively impacted or harmed will include an adverse effect on, or a negative impact or harm to, the business, reputation, financial condition, results of operations, revenue and future prospects of Parent.
Risks Related to Noventiq’s Business and Operations
The following risk factors apply to the business and operations of Noventiq and will also apply to the business and operations of Parent following the completion of the Business Combination. These risk factors are not exhaustive, and investors are encouraged to perform their own investigation with respect to the business, financial condition and prospects of Noventiq. Unless the context otherwise requires, all references in this subsection to “we,” “us” or “our” refer to the business of Noventiq prior to the consummation of the Business Combination.
We are dependent on our relationships with key vendors, particularly Microsoft, to be able to offer their products for sale to our customers.
We are significantly dependent on our ability to sell software, hardware and cloud products from a broad range of software, hardware and cloud manufacturers, providers and vendors (“vendors”) and to earn incentives on such sales. If our relationships with one or more of our key vendors were to deteriorate, we may fail to find suitable replacements on terms acceptable to us, on a timely basis, or at all. We are particularly dependent on Microsoft as a vendor, the sale of whose products accounted for 33.8% and 36.3% of our gross profit in the year ended March 31, 2023 and in the six months ended September 30, 2023, respectively. Therefore, the loss of Microsoft as a vendor, or any significant deterioration in our relationship with Microsoft, would have a material adverse effect on our business, financial condition, results of operations and prospects.
We are authorized by each of our vendors to sell some or all of their products subject to certain terms and conditions. In addition, many vendors, including Microsoft, provide us with substantial incentives in the form of rebates, investments, marketing funds and other payments, which enable us to partially offset our cost of sales. Qualification for such incentives may be based, for example, on our revenues and volume of sales, levels of accreditation and certifications held, growth rate of net sales or purchases and marketing programs. If we do not meet the goals of these programs or if we are not in compliance with the terms of these programs, in particular with respect to our agreements with Microsoft, it may have an adverse effect on the amount of incentives paid to us, which could, in turn, impact our gross profit margins. There can be no assurance that we will continue to receive such incentives or that Microsoft or other vendors will not eliminate their incentive programs, reduce the amount of available incentives or change the requirements for earning incentives, in particular given these programs are reviewed on an annual or periodic basis. If we are unable to react in a timely manner to any fundamental changes in such programs, including the elimination of, or significant reductions in, amounts of incentives made available to us under such programs, it may have a material adverse effect on our business, financial condition, results of operations and prospects.
In addition, our ability to sell certain Microsoft products and services to customers and the level of incentives we receive are tied to our status as a Licensing Solutions Provider (“LSP”) and Cloud Services Provider (“CSP”), both of which are non-exclusive designations we are required to renew annually for each of the territories in which we sell Microsoft products and services. If we were to lose one of these designations in a key market, for example as a result of failure to meet the required minimum sales volume or noncompliance with the terms and conditions of the accreditation or our agreements with Microsoft, we could lose authorization to market the relevant products in that geography. Alternatively, if a competitor were to receive one of these designations in a key market, we may face increased competition for customers.
While we have long-term agreements with some of our vendors, many of these agreements may be amended or terminated by the vendor upon 30 to 90 days’ notice without cause. Vendors may therefore generally terminate or limit our right to sell some or all of their products, change the fee structure or terms and conditions or reduce, or discontinue the incentives that they offer.
In particular, our agreements with Microsoft may be terminated by Microsoft upon 30 days’ notice without cause. Our agreements with Microsoft also contain provisions requiring us to maintain and enforce adequate policies, processes and procedures in relation to, among other things, compliance with applicable anti-corruption, competition and sanctions laws and regulations. Microsoft also has the right under these agreements to audit our compliance position across our business, which it has done in the past and which it continues to require from us. To meet these requirements, we have incurred costs and made investments in our compliance program, and we may need to do so in the future. Microsoft has raised, and may continue to raise, points of focus and concern in relation to our compliance, and any failure to comply, including as a result of any negative audit results or otherwise failing to maintain adequate policies, processes and procedures, could result in the termination of our agreements with Microsoft, our solution partner designations and accreditations and our ability to sell Microsoft products and services, impact our eligibility for, or levels of, incentives from Microsoft, and could result in significant costs, any of which would have a material adverse effect on our business, financial condition, results of operations and prospects.
Finally, Microsoft and certain other vendors that can also sell products to customers directly have from time to time elected to transition certain of our large customers to a direct sales relationship. There can be no assurance that vendors will not increase the scope of direct sales and service certain customers exclusively through their direct channels. Moreover, there can be no assurance that the cloud marketplaces certain vendors have built around their platforms will not become a source of competition for us. A disruption of the business-to-business sales model, on which we rely for a significant portion of our business, could result in a significant decrease in our sales volume.
Any of the foregoing factors would likely have a material adverse effect on our business, financial condition, results of operations and prospects.
We operate in a highly competitive market.
The global IT market is highly fragmented and continually changing. A substantial number of IT services and solutions providers offer products and services that overlap and compete with our offering. Such competitors include a large number and wide variety of international and local hardware, software and services providers and value-added resellers (“VARs”), some of which are larger and may have significantly more resources than us. Further, new competitors, some of which may be nimbler than us, may disrupt the IT infrastructure and services market globally and/or gain market share at our expense.
We compete with different IT infrastructure and service providers in each of the categories of products and services that we offer and in each of the customer segments that we serve, and we may encounter increased competition as we seek to continue to grow our business in existing and new markets. We believe that we compete with other IT infrastructure and services providers primarily based on price, solutions offering and customer service, with customer service being the differentiating factor when our products and services are otherwise competitively priced. To a limited extent, we also compete with the direct sales arms of certain of our vendors. In addition, vertically integrated companies that provide hardware, software and cloud services, or those formed through industry consolidation, may compete with us. Our current and potential competitors may be able to offer the same or new solutions at lower prices and/or provide better customer service, which may result in us losing business to them or in our gross profit margins being negatively impacted. Our competitors also may be able to respond more quickly to new or emerging technologies and changes in customer demands or devote greater resources to the development, promotion and sales of their products and services than us.
New IT products may be easier for customers to set up or maintain themselves, which may reduce the demand for installation-related services from IT infrastructure and services providers like us. As a result, we may not earn revenue on the installation of such products or may earn reduced gross profit on sales of such products if other competitors begin to resell the same products, including at lower prices which may drive price competition.
Some of our current and potential competitors have established, or may establish, financial and strategic relationships among themselves or with existing or potential customers and vendors, or other third parties, to increase the ability of their solutions to address customer needs. Accordingly, new competitors or alliances among our competitors could emerge and acquire significant market share.
If we are unable to compete effectively as a result of any of the above or other factors, we may lose market share and/or be unable to sustain or increase our gross profit margins, which may have a material adverse effect on our business, financial condition, results of operations and prospects.
Weak economic conditions or prolonged economic and political uncertainties globally and in the markets in which we operate could have a material adverse effect on our business, financial condition, results of operations and prospects.
Weak general economic conditions and sustained uncertainty about global economic and political conditions could materially adversely affect our business, results of operations or financial condition in a number of ways. A prolonged slowdown in the global economy or in a particular region or industry sector, whether as a result of the COVID-19 pandemic, the ongoing conflict between Russia and Ukraine, the recent events in Israel and Gaza, the increased use of sanctions or other restrictive measures around the world, inflationary pressures, changes in interest rates in major global economies or the markets in which we operate, or any other reason, may cause businesses to reduce their IT budgets or otherwise delay or forgo decisions to upgrade or expand their existing IT environments, license new software or purchase services or solutions. Similarly, existing customers may decrease their purchasing volume under existing contracts, decide not to renew existing contracts or terminate contracts. Economic or industry downturns may also result in longer payment cycles, increased collection costs and defaults in excess of our expectations, particularly due to customer insolvency. Further, the onset or continuation of adverse economic conditions may make it more difficult for us to obtain financing to fund our operations, growth opportunities or strategic acquisitions.
On February 24, 2022, Russia launched a large-scale invasion of Ukraine. Following Russia’s actions, various countries issued broad-ranging economic sanctions against Russia. Sanctions against Belarus and certain Ukrainian regions have subsequently been either expanded or implemented. The scope and scale of such economic sanctions, and other voluntary actions by companies, remain subject to change and may continue to have considerable negative impacts on global macroeconomic conditions and the conditions in certain countries in which we operate, including Belarus, from which we generate a substantial portion of our revenue and profitability. In addition, the conflict in Ukraine has especially impacted, and is expected to continue to impact, energy prices and energy supply in Europe, which was largely dependent on Russian natural gas and on crude oil, which has in turn had an impact on the economies of certain countries in which we operate. The ongoing conflict between Russia and Ukraine, in combination with other global macroeconomic conditions, may therefore continue to impact not only our B2B customers, which may continue to suffer from supply chain issues and increasing commodity and energy prices, but also the individuals and home offices we serve, by increasing costs of living due to increasing interest rates.
While we continue to monitor the impact of the conflict in Ukraine on our markets, it is difficult to ascertain how long the conflict between Russia and Ukraine may last, or how severe its impacts may become. If the conflict escalates or expands (including if additional countries become involved), or if additional economic sanctions or other measures are imposed, or if inflation, volatility in commodity prices or disruptions to supply chains worsen, regional and global macroeconomic conditions could be impacted more severely, which in turn could have a more severe effect on the economies of the markets in which we operate, our customers and our business, financial condition, results of operations and prospects. In addition, if Belarus were to take a more active role in the conflict or should the military conflict expand to Belarus, our operations and our customers’ operations in Belarus could be impacted, including due to the availability of personnel, electrical outages, cyber-attacks and conflict or unrest in areas where we or our customers have personnel, any of which could have a material adverse effect on our business, financial condition, results of operations and prospects.
In addition, in October 2023, the armed conflict in Israel and Gaza began, which has resulted in significant military activities in the region and may further escalate regional instability. The situation remains uncertain and it is difficult to predict the full impact of any of the foregoing. Although we do not have significant operations in this region, this conflict could impact our business in other countries, including our business in Egypt and Turkey, and could have a negative impact on our future revenue and that of our customers, either of which could adversely impact our business, financial condition, results of operations and prospects.
In addition, a high inflationary environment, both in the markets in which we operate and globally, has had, and may continue to have, an impact on our operating expenses. If we are unable to exercise cost discipline or otherwise manage our operating expenses in the wider context of inflationary pressure and difficult market conditions, it could have a material adverse effect on our business, financial condition, results of operations and prospects.
Our future success is dependent on our ability to adapt, expand and develop our IT solutions, services and digital platforms in response to changes in technology and customer demand and preferences.
We operate in an industry which is subject to continuous and fast-paced technological change, with new products and services being introduced to the market frequently and existing products and services regularly becoming outdated or obsolete. Therefore, our success depends, in part, on our ability to develop our offering in line with changing customer demands and preferences for IT products and services, which may be driven by industry innovation. We may be required to invest significant time and resources to develop or establish the necessary expertise, experience and vendor relationships to effectively sell and deliver new solutions to our customers.
We also invest significant resources in product development and the development of proprietary technologies, tools and technical solutions, including, among others, the “Noventiq Digital Platform”, an ecosystem for interaction with customers, vendors and partners in all countries of presence; a cloud management platform; and ActivePlatform, a billing and provisioning platform. However, there can be no certainty that these investments will result in commercially attractive solutions, that we have the expertise necessary to be able to commercialize them in a timely manner, or that such offerings will succeed in the marketplace. Market developments are, moreover, difficult to predict, and we may focus our investments on perceived market opportunities that fail to materialize. Finally, changing technologies and customer requirements may also require us to acquire capabilities externally through strategic acquisitions of complementary businesses or technologies, which may be unsuccessful, require significant resources or result in significant unanticipated losses, costs or liabilities. If we do not sufficiently invest in new solutions and services to adapt to industry developments, or if we do not make the right strategic investments to respond to these developments, our ability to execute our growth strategy and remain competitive could be jeopardized.
In addition, artificial intelligence (“AI”) has the potential to disrupt and transform our industry by creating new opportunities, challenges and competitors for our business. Although we have invested in generative and other AI capabilities, we may face significant competition from existing and emerging players in the IT solutions and services market that leverage AI to offer innovative, differentiated or lower-cost products and services to our existing and potential customers. These competitors may develop or acquire AI technologies that are superior, more compatible or more widely adopted than ours, or that make certain of our existing IT solutions and services obsolete. We may also incur significant costs to develop, acquire, integrate or maintain our own AI technologies, capabilities or talent, which may not yield the expected benefits or returns.
Further, to the extent that customers focus on new products and services, customer demand for ongoing upgrading and refreshing of existing IT infrastructure may decline significantly, which may result in a reduction in our revenue or growth prospects. Failure to adapt in response to changes in customer demand and preferences may limit our ability to serve customers effectively and restrict our ability to execute our growth strategy, which may have a material adverse effect on our business, financial condition, results of operations and prospects.
Undetected errors or defects in our services and solutions, or in the products of our vendors, could reduce the demand for our services and solutions.
Our services and solutions, as well as hardware, software and services provided by vendors, could contain errors or defects that could adversely affect the performance of such services, solutions or products and negatively impact the demand therefor.

While we generally do not have responsibility for any error or defects in software or hardware provided by vendors, it can be costly and time consuming for us to defend any claims. Any such errors or defects could result in adverse customer reactions and negative publicity, as many of our customers and potential customers are highly sensitive to defects in the products, services or solutions they use.
Furthermore, any errors in products, services or solutions provided by us could result in the need to provide concessions and corrective measures to existing customers in order to maintain their business. In addition, product failures could cause system or other failures for customers who may assert warranty and other claims for substantial damages against us.
Any defects or errors in our services or solutions, or in the products of our vendors, could result in the loss of orders or a delay in the receipt of orders and could result in reduced revenue, delays in market acceptance, diversion of development resources, product liability claims or increased service and warranty costs, any of which may have a material adverse effect on our business, financial condition, results of operations and prospects.
Damage or disruption to our information technology systems could have a material adverse effect on our business, financial condition, results of operations and prospects.
Our ability to provide prompt and efficient service to customers is significantly dependent on the uninterrupted performance of our IT systems as they affect our ability to manage our sales, customer service, accounting systems, professional services and the reliability of our cloud services and managed services offerings. We are particularly dependent on the uninterrupted performance of our internal data centers in the Czech Republic (which provides the main information services for Europe), Singapore (which provides the main information services for Asia) and in Buffalo, New York, USA (which provides the main information services for Latin America). We are also dependent on the performance of the IT systems underlying our distribution channels, including our e-commerce platform and the “Noventiq Digital Platform”.
While we have extensive business continuity policies and measures in place and have transitioned a significant portion of our infrastructure to the cloud, any IT infrastructure failure or disruption, natural disasters or accidents, such as a serious flood or fire, or other interruption, malfunction or adverse occurrence with respect to our data centers, including as a result of cyber-attacks, may disrupt our operations and adversely affect our ability to provide prompt and efficient service to customers. This, in turn, may cause our customers to experience disruption in their critical business functions, including managing their cloud consumption and accessing our managed services for backups of their data. If any of these events were to occur, this could have a material adverse effect on our business, financial condition, results of operations and prospects.
Breaches in the security of the electronic and other confidential information collected, processed, stored and transmitted by us may give rise to significant liabilities and reputational damage.
We collect, process, store and transmit proprietary information and sensitive or confidential data, including personal information of employees, customers, vendors and others, as well as credit card information of customers. In addition, we offer co-location of our customers’ data-related IT infrastructure and may store and transmit both business-critical data and confidential information on behalf of such customers. In connection with our services offering, employees also have access to customers’ confidential data and other information. We have privacy and data security policies in place that are designed to prevent security breaches; however, a third party or a rogue employee or employees may be able to bypass our network security, “hack into” our systems or otherwise compromise customers’ personal information. Employees may seek to copy customer or commercially sensitive information prior to leaving us for use in a competing business, which may result in a loss of business. In addition, as newer technologies evolve, we may be exposed to increased risk of breaches in security. Breaches in security could expose us, our customers or other individuals to a risk of public disclosure, loss or misuse of this information, resulting in legal claims or proceedings or liability or regulatory penalties under laws protecting the privacy of personal information, as well as the loss of existing or potential customers and damage to our brand and reputation. In addition, the cost and operational consequences of implementing further data protection measures could be significant. In the event of a severe breach involving the loss of customer credit card information, credit card providers may prevent us from accepting their credit cards as a method of payment from customers. Such breaches, costs and consequences may have a material adverse effect on our business, financial condition, results of operations and prospects.
Any merger and acquisition activity may be unsuccessful, require significant resources or result in significant unanticipated losses, costs or liabilities.
As part of our business strategy, we intend to continue to pursue strategic acquisitions to enhance our technological capabilities and broaden our market and overall geographical footprint.
Acquisitions involve numerous risks that vary depending on their scale and nature. The identification of suitable acquisition candidates can often be difficult, and we may not be able to complete such acquisitions on favorable terms, if at all. If we do complete future acquisitions, the transaction may ultimately fail to strengthen our competitive position or help us achieve our goals and business strategy. Diligence reviews of acquisition targets may not identify all of the material issues necessary to accurately estimate the cost or potential loss contingencies with respect to a particular transaction, including potential exposure to regulatory sanctions resulting from an acquisition target’s previous activities. We may incur unanticipated costs or expenses, including post-closing asset impairment charges, expenses associated with eliminating duplicate facilities, litigation and other liabilities. We may also encounter difficulties in integrating acquisitions with our operations, including with our technology systems, and applying our internal controls processes to these acquired businesses. We may also face challenges in integrating personnel from acquired businesses into our corporate culture. Target companies may be located in countries in which the underlying legal, economic, political and cultural conditions do not correspond to those customary in the markets in which we operate or have other national peculiarities with which we are not familiar. Moreover, any planned acquisition may be subject to review and approval by the competition and other regulatory authorities of a number of jurisdictions, which may impede a planned transaction.
We may not realize the anticipated capability gains or the targets for growth, economies of scale or cost savings that we seek from the acquisition to the extent or in the timeframe anticipated and the attention of management and other personnel may be diverted for long periods of time. Moreover, the purchase price may prove to have been too high or unforeseen restructuring or integration expenses may become necessary.
The materialization of any of the foregoing risks in relation to prior or any future acquisitions could have a material adverse effect on our business, financial condition, results of operations and prospects.
We may not be successful in managing our anticipated growth.
Our future success will depend, in part, on our ability to manage and successfully execute our planned growth while maintaining our culture. Our ability to effectively implement our growth strategy is subject to a number of risks, including:
•
failure to develop and successfully market services and solutions responding to rapidly evolving technology trends, industry standards and customer demands;

•
difficulties in recruiting, training and retaining a salesforce with the necessary technical expertise, qualified technology professionals and other employees with the skills necessary to support the growth of our business;

•
challenges in maintaining and scaling the IT infrastructure and applications necessary to support our business growth;

•
challenges in maintaining internal controls across a growing business in multiple jurisdictions;

•
insufficient management resources to manage the execution of our business strategy and our past and future growth; and

•
challenges in preserving our culture, values and performance-focused work environment in the face of growth.

Accordingly, as we seek to grow, additional demands may be placed on the senior management team, support functions, including accounting and sales and marketing, and other resources. If we are unable to manage our anticipated growth effectively, it may have a material adverse effect on our business, financial condition, results of operations and prospects.
Our targets, including the Noventiq Projected Financial Information, and the assumptions and judgments underlying our financial outlook and other forward-looking statements may prove inaccurate, and as a result, we may be unable to successfully meet our expectations or achieve our targeted financial results.
Various estimates are presented in this proxy statement/prospectus relating to our financial outlook, including the Noventiq Projected Financial Information, in respect of revenue, gross profit, gross profit margin, operating expense, Adjusted EBITDA (excluding share based compensation) and Adjusted EBITDA (excluding share based compensation) margin. We also present other forward-looking statements, such as projections regarding the markets in which we operate and other assumptions, such as which of our revenue streams will be recurring. The information in respect of our financial outlook and other forward-looking statements represent our estimates only and should not be relied upon to predict or forecast actual results or future events. Such estimates and beliefs reflect a number of assumptions relating to revenue, gross profit, gross profit margin, operating expense, Adjusted EBITDA (excluding share based compensation), Adjusted EBITDA (excluding share based compensation) margin and the markets in which we operate, any of which may not be borne out due to both known and unforeseen risks, uncertainties and other important factors beyond our control that could affect actual performance. Such forecasts, assumptions, estimates and valuations carry an inherent degree of uncertainty and may not take into account all relevant considerations.
Furthermore, we rely on market research and industry data to estimate the potential and growth of the markets in which we operate, such as IT spend in emerging markets. This market research and industry data may not be accurate, complete or reliable, or may not reflect the actual or future market conditions, and our addressable markets therefore may not grow as anticipated.
If the assumptions upon which the estimated data is based prove to be inaccurate, this may indicate lower than expected or negative growth rates or a less favorable position for us in the market, which in turn may have a material adverse impact on our business, financial condition, results of operations and prospects.
Furthermore, we do not, as a matter of course, publicly disclose long-term forecasts or internal projections of our future performance, financial condition or other results. None of the Noventiq Projected Financial Information or forecasts included in this proxy statement/prospectus have been prepared with a view toward public disclosure or compliance with the published guidelines of the SEC, IFRS or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The Noventiq Projected Financial Information are forward looking statements that are inherently subject to significant uncertainties and contingencies, many of which are beyond our control. The Noventiq Projected Financial Information also reflect numerous estimates and assumptions, including, but not limited to, general business, economic, regulatory, market and financial conditions, as well as assumptions about competition, future industry performance and matters specific to our business. Important factors that may affect actual results and results of our operations following the Business Combination, or could lead to such projections and forecasts not being achieved include, but are not limited to: our ability to source, maintain and grow our relationships with key vendors and sales to strategic customers; our ability to compete in rapidly developing markets; economic, political and other conditions affecting the markets in which we operate; our ability adapt, expand and develop our IT solutions, services and digital platforms in response to changes in technology and customer demand and meet our customers’ business needs; our ability to successfully execute our technology and business development plans and growth strategy; as well as other factors discussed in this “Risk Factors” section. There can be no assurance that our results of operations will be consistent with those set forth in such projections, which could have a material adverse impact on our business, financial condition, results of operations and prospects and on the market price of the Parent’s securities following the Business Combination.
Our success depends on our ability to recruit, train and retain a workforce of highly skilled sales, technology and other professionals.
Our future success is significantly dependent on our ability to attract, hire, train and retain experienced personnel with the skills necessary for the effective operation of our business. In particular, as a global IT solutions and service provider, we are dependent on our ability to recruit, retain and train highly qualified sales personnel with the necessary technical background and qualified technology professionals and engineers, including those with the relevant vendor expertise. The employment markets for professionals with the advanced skills necessary to support our business needs are highly competitive, and there can be no assurance that we will be able to attract and retain a sufficient number of sufficiently qualified personnel at all times. For example, we believe that a positive workplace culture has in the past been an asset to our talent recruitment and retention efforts. If we are unable to maintain our culture, including as a result of corporate acquisitions, this may adversely affect our ability to recruit or retain qualified personnel. Furthermore, while we have historically benefited from our multinational presence, particularly in emerging markets that have provided access to a pool of experienced personnel at lower cost, the shift in working practices due to the increase in remote work opportunities in recent years has increased competition for experienced personnel in emerging markets and is expected to continue to increase competition for experienced personnel. In addition, the rise in energy and commodity prices, exacerbated by the Russia-Ukraine conflict, has increased inflationary wage pressures in the markets in which we operate and globally. In connection with these trends, we have seen and expect to continue to see wage inflation for experienced personnel. If we fail to pass personnel cost increases on to customers or mitigate rising wages by increasing our operational efficiency, this may have a material adverse effect on our profitability.
Rapidly changing technology and customer requirements in the IT solutions and services industry require that we constantly adapt the skill set of our workforce. Training our workforce, including to enable employees to maintain the necessary vendor certifications or learn new technology solutions, can be costly and there can be no assurances that our training efforts will be effective. If we are unable to hire, retain and train our professionals to keep pace with the continuing changes in technology, this could adversely affect our ability to meet customer needs and win new business, and jeopardize our competitiveness.
Any of the above factors could have a material adverse effect on our business, financial condition, results of operations and prospects.
We operate internationally and in emerging markets, which exposes us to a number of global and regional political, economic, legal, regulatory and operational risks.
We are a global operating business, transacting in approximately 60 countries, including in a number of emerging markets. In addition, we have regularly expanded our market footprint through acquisition opportunities throughout our 30-year history and intend to continue to do so as part of our ongoing strategy. As a result, we are subject to a number of risks inherent to operating internationally and in emerging markets, in particular, including, but not limited to:
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political and economic instability in the jurisdictions in which we operate and exposure to potentially undeveloped or underdeveloped legal systems;

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the need to adapt and localize our solutions and services for specific countries;

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unexpected or unfavorable changes in foreign laws, regulatory requirements and related interpretations;

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difficulties in recruiting and retaining qualified management, sales and IT professionals in each jurisdiction and challenges relating to works councils, labor unions and immigration laws;

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challenges inherent in efficiently managing, and the increased costs associated with, an increased number of employees over large geographic distances, including the need to implement appropriate systems, policies, benefits, and compliance programs that are specific to each jurisdiction;

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difficulties in managing a business in new markets with diverse cultures, languages, customs, legal systems, alternative dispute systems and regulatory systems;

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increased travel, real estate, infrastructure and legal compliance costs associated with international operations;

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logistical and communications difficulties;

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power losses, telecommunications failures and external interference with our IT systems;

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limited protection of intellectual property rights in certain jurisdictions;

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difficulties enforcing contractual and intellectual property rights in certain jurisdictions;

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laws and business practices favoring local competitors or general market preferences for local vendors;

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divergent data protection and privacy laws;

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the complexity of managing competing and overlapping tax regimes;

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foreign currency exchange rate fluctuations and currency controls;

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greater risk of uncontrollable accounts and longer collection cycles;

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an outbreak of a contagious disease, which may cause us or our customers to temporarily suspend our or their respective operations in the affected city or country;

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increased risk of fraud and political corruption, social unrest, terrorism or acts of war in certain areas; and

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exposure to economic sanctions laws and regulations, trade barriers and import and export licensing requirements.

Our business has targeted emerging markets which we believe present significant market opportunities being driven by cloud and software. Emerging markets, such as those in which we operate, are subject to different risks as compared to more developed markets, including, in some cases, increased political, economic and legal risks. The risks listed above may be more likely to occur or be more pronounced in emerging markets. In particular, emerging markets are frequently characterized by underdeveloped legal systems and rapid development. In the markets in which we operate, fundamental laws may have only become effective within the past five to ten years, and many have recently been amended. The recent nature of such laws and the rapid evolution of the legal systems in these emerging markets may place the enforceability and underlying constitutionality of laws in doubt and result in ambiguities, inconsistencies and anomalies. Furthermore, many new laws remain untested, and such laws may leave substantial gaps in regulatory infrastructure. These weaknesses could affect our ability to enforce our rights under contracts, or to defend against claims by others under the jurisdiction of such emerging markets, which in turn could have a material adverse effect on our business, financial condition, results of operations and prospects.
Moreover, emerging markets are often affected by developments in other emerging markets and, accordingly, adverse changes in other emerging markets could have a negative impact on the emerging markets in which we operate. Furthermore, financial or economic crises, whether global or limited to a single large emerging market country, tend to adversely affect prices in equity markets of most or all emerging market countries as investors move their money to more stable, developed markets. As has happened in the past, financial problems or an increase in the perceived risks associated with investing in emerging economies could dampen foreign investment in the regions in which we operate, including those in Asia Pacific (“APAC”), Latin America (“LATAM”), the Rest of Eurasia (“RoE”) and Europe, the Middle East and Africa (“EMEA”), and adversely affect the economy of such regions. Due to our geographic mix, these factors could affect us more than our competitors with less exposure to developing markets. Investors should also note that emerging markets are subject to rapid change and that the information set out in this proxy statement/prospectus may become outdated relatively quickly.
Our overall success as a global business depends to a considerable extent on our ability to anticipate and effectively manage the diverse legal, political, social and regulatory landscapes, economic conditions and operational challenges associated with our broad geographic footprint and the emerging markets in which we operate. If we are not successful in managing such risks globally and in each of the jurisdictions in which we operate, it could have a material adverse effect on our business, financial condition, results of operations and prospects.
Our financial results may be affected by fluctuations in exchange rates.
We operate worldwide and are therefore exposed to risks arising from currency exchange rate fluctuations. Our predominant exposures are in U.S. dollar, Argentine peso, Kazakh tenge, Belarussian rouble, Brazil real, Indian rupee and Chilean peso. Transactional risks arise when one of our group companies enters into a sale or purchase transaction in a currency other than its functional currency. Our most significant transactional exposure arises from the fact that we source and sell hardware across different jurisdictions, resulting in a mismatch in the currencies in which vendors invoice us and the currencies in which we invoice our customers. Additionally, we are subject to transactional exchange rate exposure in connection with our funding activities, including intra-group funding. Translational currency risk arises in connection with the translation of the financial condition and results of operations of our international subsidiaries with non-U.S. dollar reporting currencies. Our primary translational currency exposure is to Argentian pesos, Egyptian pounds and Turkish liras.
We do not use hedging instruments, such as futures and forwards, to hedge against our foreign currency exchange rate risks or offset any adverse financial impact resulting from currency variation. Any inability to manage our currency risk could have a material adverse effect on our business, financial condition, results of operations and prospects.
Our work with public sector customers exposes us to additional risks inherent in the public sector contracting environment.
We provide our services and solutions to a number of national and local public sector organizations, predominantly in the government, healthcare and education sectors, including military and law enforcement agencies. Projects involving public sector customers carry various risks inherent in the public sector contracting process. These risks include:
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terms and conditions of public sector contracts tend to be more onerous for us than commercial contracts in the private sector and may include, for example, more punitive service level penalties, less advantageous limitations on our liability or obligations to conduct self-audits to track performance;

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terms and conditions of public sector contracts typically have limited or no room for negotiation, with a risk of rejection from the tender if we include reservations that are deemed material;

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public sector contracts are often subject to more publicity than other contracts, and any negative publicity related to such contracts or our business, regardless of the accuracy of such publicity, may adversely affect our business or reputation;

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such projects differ from commercial contracts in the private sector in that they are generally subject to public procurement rules. Under these rules and depending on the jurisdiction, IT services are generally re-tendered on a regular basis, and, as a result, we are required to participate in a tender to maintain existing public contracts and are subject to the risk of losing an existing public sector customer as a result of the tender process; and

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such projects may in some instances be subject to a higher risk of reduction in scope or termination than commercial contracts due to political and economic factors, such as changes in government, pending elections or the reduction in, or absence of, adequate funding.

If we are unable to manage these unique risks associated with public sector work, we could lose these contracts, which could have a material adverse effect on our business, financial condition, results of operations and prospects.
We are dependent on our good relationship with our workforce.
As a people-driven business, we are dependent on our good employee relations. A deterioration in the relationship with our workforce could result in low employee morale, which could adversely affect both our sales performance and the quality of our service delivery and, if severe, could result in a loss of customers and employees or our ability to recruit new employees. In the ordinary course of business, we are from time to time involved in employment-related disputes with employees or former employees relating to, among other things, compensation and termination matters, which, although individually of low importance, could, as a whole, have a material effect on us if adversely determined or result in adverse publicity. Any deterioration in our relationship with our workforce could have a material adverse effect on our business, financial condition, results of operations and prospects.

We are dependent on our senior management team and our board of directors.
Our future success is substantially dependent on the continued services and performance of our senior management team (“Senior Management”) and our board of directors (the “Board of Directors”), who have significant knowledge of our industry and experience with the Noventiq group of companies (the “Group”). There can be no assurance that members of Senior Management or the Board of Directors will continue their services at the Group for the full duration of, or beyond, the terms of their existing service agreements. Furthermore, we do not maintain key employee insurance in respect of such persons and, while such persons are subject to restrictive covenants that restrict their ability to compete with us or from soliciting our vendors, customers or employees following termination of their employment, there can be no assurance that we will be able to enforce such restrictive covenants. In addition, we may face challenges in attracting suitably qualified new members of Senior Management or the Board of Directors. As a result, the loss of the services of one or more members of Senior Management or the Board of Directors, or the inability to hire additional members of the Senior Management or the Board of Directors, could disrupt our operations or delay our ability to achieve our strategic initiatives, which could, in turn, have a material adverse effect on our business, financial condition, results of operations and prospects.
Our success depends on our ability to retain existing customers and procure additional work from existing customers as well as expand our customer base.
As of September 30, 2023, our customer base consisted of over 80,000 organizations. While we seek to increase customer spend as a relationship matures by identifying additional products and services that may be needed or useful, there can be no assurance that revenue from customer relationships will be maintained or continue to grow. Furthermore, certain of our contracts are re-tendered on a regular basis and, as a result, we are subject to the risk of losing customers as a result of such tender processes. Customers may terminate their relationships with us or elect not to award contracts to us following a procurement tender process, for a variety of reasons, including as a result of dissatisfaction with products and services, prices and quality of vendors’ products, some of which may be outside of our control, and without notice and/or cause. Further, as our account managers typically act as customers’ primary point of contact from the start of the customer relationship, we may face a deterioration in, or loss of, customer relationships if account managers leave us. If we are unable to maintain or grow our existing customer relationships or win tender processes, it may have a material adverse effect on our business, financial condition, results of operations and prospects.
Our ability to attract and retain customers, vendors and employees is dependent on our reputation.
We believe that our brand name and reputation are important corporate assets that help distinguish our solutions and services from those of competitors, allow us to maintain strong relationships with vendors and also contribute to our efforts to recruit and retain talented employees. However, our reputation is potentially susceptible to material damage by events such as misconduct or compliance violations by our employees, agents, vendors or business partners, disputes with customers or vendors, cybersecurity breaches or service outages, internal control deficiencies, errors or perceived deficiencies in our solutions and services, government investigations or legal proceedings. Similarly, our reputation could be damaged by actions or statements of current or former customers, employees, competitors, vendors and members of the investment community or the media. Damage to our reputation could be difficult, costly and time-consuming to repair and result in lost business from customers or difficulty attracting talent, each of which may have a material adverse effect on our business, financial condition, results of operations and prospects.
We depend on the timely availability of our vendors’ products.
Our ability to resell particular products, particularly hardware products, in the required quantities and to fulfil customer orders in a timely manner is important to our success. While we have guide pricing and delivery service level agreements (“SLAs”) in place with most vendors, such SLAs can be customized or changed depending on the exact requirements and specifications when detailed configurations are known or vendor supply chain exceptions occur. Although we benefit from integration with our vendors’ supply chains to provide up-to-the-minute stock and product availability information to our sales team, such systems may fail or be disrupted due to circumstances outside of our control. Timely fulfilment of our customer orders may be adversely affected by a supply shortage of certain products as a result of strong demand or production or delivery problems experienced by our vendors, their distributors and/or third-party logistics providers, or as a result of an industry-wide shortage in the product. For example, there was a sharp increase in demand for computer and medical equipment during the COVID-19 pandemic. As a result, there was a global shortage of semiconductor chips used in the IT, medical, automotive and other industries, which affected the stock supply of almost all of our hardware vendors and significantly delayed delivery times. When such shortages or delays persist, our customers may cancel their orders and we may be unable to generate the associated revenue. In addition, we may experience shortages or delays if our vendors decide to increase the proportion of the products they sell to other geographies or directly to our customers and end-users. Accordingly, if our vendors are not able to fulfil our customer orders on a timely basis, it may have a material adverse effect on our business, financial condition, results of operations and prospects.
We have recently implemented a number of business and corporate functions with respect to which we have a limited operating history.
In connection with the sale of our Russian business in October 2022, as described further in “Business of Noventiq — History and Development” (the “Separation”), we entered into a transitional services agreement (the “TSA”) with Joint Stock Capital Softline Trade (“SLR”) in November 2022, which was subsequently replaced by a master service agreement with an affiliate of SLR in October 2023 (the “MSA” together with the TSA, the “Service Agreements”) to ensure an orderly transition of Noventiq’s business and effectuate the Separation. See “Certain Relationships and Related Party Transactions — Noventiq Related Party Transactions — Separation of SLR.” Under the Service Agreements, we procured significant corporate and shared services relating to our business and corporate functions such as information technology services (including helpdesk support (ticketing), user support, enterprise application support, core infrastructure support, licensing support and migration support), finance, treasury and other services, on a transitional basis as required.
We have recently completed the migration of these various services in-house, or for certain services to new third-party providers, ahead of the expiry of the Service Agreements on 18 April 2024. However, we have a limited operating history with many of these services, and therefore can provide no assurance that we will be able to implement them successfully, and that we will be able to operate and provide reports and other information on a timely and accurate basis. The failure to do so could have a material adverse effect on our business, financial condition, results of operations and prospects.
Our insurance coverage may not be adequate to cover all possible losses that we could suffer and our insurance costs may increase.
We maintain insurance coverage which we believe is appropriate for the scope of our business. Although we carry insurance for our freehold property, our leased properties and business interruption, as well as professional indemnity insurance where required by law and directors’ and officers’ liability insurance, our insurance policies do not cover all types of losses and liabilities and are subject to limits and excesses. There can be no assurance that our insurance will be sufficient to cover the full extent of any losses or liabilities we may incur, and there can be no guarantee that we will be able to renew our current insurance policies on favorable terms, or at all. Were our insurance coverage to be inadequate to cover actual losses or our insurance costs to increase significantly, it may have a material adverse effect on our business, financial condition, results of operations and prospects.
We are exposed to liability, reputational and other risks in respect of our use of third parties to provide certain services to our customers or to provide services internally.
At times, we supplement our own specialist workforce with resources from our preferred IT infrastructure and services partners to provide certain services to our customers. Although we maintain a list of preferred partners, we may have limited control over such third parties’ actions. Further, because customers only contract with us, any poor performance of such third parties can reflect negatively on our reputation with our customers.
Poor, inappropriate or illegal performance or behavior by a third party engaged by us may result in a deterioration or loss of our customer or vendor relationships, which may have an adverse effect on our revenue and profitability. Further, our revenue and results of operations may be adversely affected if any of our preferred partners choose to offer to our customers, either directly or through our competitors, services of the type that we provide or if the cost of using such third-party service providers were to increase, as a result of inflation or otherwise. If we were to face any such risks in respect of our third-party service providers, it could have a material adverse effect on our business, financial condition, results of operations and prospects.
We are subject to customer credit risk, which could have a material adverse effect on our business, financial condition, results of operations and prospects.
We extend credit terms to our customers for a small proportion of our sales to them, typically on one-month payment terms. As a result, we are subject to the risk that our customers will not pay or will delay the payment for the products and services they purchase. This credit exposure risk may increase due to liquidity or solvency issues experienced by either our customers or their end-users as a result of an economic downturn or an adverse change in their business. Customers may also initiate payment disputes, including as a result of dissatisfaction with the purchased IT infrastructure and/or services or employee fraud. If we were to experience delays in collecting payment for invoiced amounts, or were unable to collect them at all, it may have a material adverse effect on our business, financial condition, results of operations and prospects.
We may require additional financing over the medium term to grow our business or satisfy our liquidity requirements, and there is no assurance that we will be able to obtain such financing on favorable terms or at all.
Our business plan and operating results may require us to raise additional funds over the medium term to grow our business or satisfy our liquidity requirements. The amount and timing of our future financing needs will depend on various factors, including revenue growth, the timing and extent of spending on our growth initiatives, the timing of new acquisitions, new products and services introductions, market acceptance of our products and overall economic conditions.
We may seek to obtain additional financing from various sources, such as equity or debt offerings, bank loans, credit facilities or strategic partnerships. However, there is no assurance that we will be able to secure such financing on terms acceptable to us or at all, especially in light of the uncertainties and volatility in the global financial markets. If we are unable to obtain adequate financing when needed, we may have to delay, scale back, or abandon some or all of our planned activities, which could have a material adverse effect on our business, financial condition, results of operations and prospects.
Moreover, any additional financing we may obtain could impose restrictions on our operations, such as covenants that limit our ability to incur additional debt, pay dividends, repurchase shares or make acquisitions, or that require us to maintain certain financial ratios or performance metrics. In addition, any equity financing we may pursue could result in dilution to our existing shareholders, or require us to grant preferential rights or privileges to new investors. Any debt financing we may incur could increase our interest expense, leverage and default risk, or require us to pledge some or all of our assets as collateral. Furthermore, any financing we may obtain could expose us to fluctuations in interest rates, currency exchange rates or other market conditions that could affect our costs of capital and our ability to service our obligations. Any of the aforementioned could have a material adverse effect on our business, financial condition, results of operations and prospects.
We use artificial intelligence in our offering platforms. Challenges with properly managing its use could result in harm to our brand, reputation, business or customers, and adversely affect our results of operations.
We are implementing the use of artificial intelligence (“AI”) solutions, including machine learning and generative AI tools that collect, aggregate, and analyze data to assist in the development of our services and products. These applications may become increasingly important in our operations over time. This emerging technology presents a number of risks inherent in its use. AI algorithms are based on machine learning and predictive analytics, which can create accuracy issues, unintended biases, and discriminatory outcomes that could harm our brand, reputation, business, or customers. Further, dependence on AI without adequate safeguards to make certain business decisions may introduce additional operational vulnerabilities by producing inaccurate outcomes, recommendations, or other suggestions based on flaws in the underlying data or other unintended results. Our competitors or other third parties may incorporate AI into their offerings more rapidly and successfully than us, which could hinder our ability to compete effectively and adversely affect our results of operations. Implementing the use of AI successfully, ethically and as intended, will require significant resources. In addition, the use of AI may increase cybersecurity and data privacy risks, such as intended, unintended, or inadvertent transmission of proprietary or sensitive information. The technologies underlying AI and their use cases are rapidly developing, and it is not possible to predict all of the legal, operational or technological risks related to the use of AI. While new AI initiatives, laws, and regulations are emerging and evolving, what they ultimately will look like remains uncertain, and our obligation to comply with them could entail significant costs, negatively affect our business, or limit our ability to incorporate certain AI capabilities into our business.
Risks Related to Regulatory, Legal and Intellectual Property Matters Affecting Noventiq
We are subject to laws and regulations in numerous jurisdictions, and failure to properly comply with such laws and regulations, or the introduction of more stringent laws and regulations, may have a material adverse effect on our business, financial condition, results of operations and prospects.
We operate in over 50 countries, including in Asia-Pacific (“APAC”), Latin America (“LATAM”), Rest of Eurasia (“RoE”) and Europe, the Middle East and Africa (“EMEA”). Our operations are therefore subject to a broad range of increasingly complex legal and regulatory requirements in a number of jurisdictions, including in the areas of anti-corruption, money laundering, sanctions and anti-trust compliance and laws and regulations regarding sales practices, employment and labor, data protection, brand protection and tax.
In particular, regulatory authorities in emerging markets often exercise considerable discretion in matters of enforcement and interpretation of applicable laws, regulations and standards, the issuance and renewal of licenses and permits and in monitoring licensees’ compliance with license terms, which may lead to inconsistencies in enforcement. Authorities in certain jurisdictions have the right to, and frequently do, conduct periodic inspections of operations and properties of companies throughout the year. Any such future inspections may conclude that we have violated applicable laws, decrees or regulations. Findings that we failed to comply with existing laws, regulations or directions resulting from government inspections may result in the imposition of fines, penalties or more severe sanctions, including the suspension, amendment or termination of our licenses or permits, or in requirements that we suspend or cease certain business activities, or in criminal and administrative penalties being imposed on our officers, any of which could have a material adverse effect on our business, financial condition, results of operations and prospects.
In addition, laws and regulations are subject to continual changes, and some legislative changes may be either disadvantageous to our business or could require us to change our course of business or amend our business strategy to a less profitable strategy. For example, updated sanctions triggered by the conflict in Russia and Ukraine, additional data protection laws in India or new AI laws in Europe could all have an impact on our business. Any failure to comply with applicable national or international laws could lead to costly litigation, penalties and other sanctions, and, in turn, could have a material adverse effect on our business, financial condition, results of operations and prospects.
We and our independent registered public accounting firm have identified material weaknesses and a significant deficiency in our internal control over financial reporting and may identify material weaknesses in the future or otherwise fail to maintain proper and effective internal controls. If we fail to establish and maintain proper internal controls, our ability to produce accurate financial statements or comply with applicable regulations could be impaired. As a result, shareholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of the Parent ADSs.
Noventiq is not currently subject to Section 404 of the Sarbanes-Oxley Act of 2002, as amended (the “ Sarbanes-Oxley Act”). However, following the Business Combination expected to be completed after Noventiq’s fiscal year ended March 31, 2024, we will be required, pursuant to applicable requirements of Section 404(a) of the Sarbanes-Oxley Act, to furnish a report from management on, among other things, the effectiveness of our internal control over financial reporting in our annual report for the year ending March 31, 2025 (subject to any change in applicable SEC rules). See “— Risks Relating to Ownership of Parent Ordinary Shares Following the Business Combination — Parent may not be able to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act that will be applicable to it after the Business Combination is consummated.” In connection with the audits of Noventiq’s consolidated financial statements included in this proxy statement/prospectus, we and our independent registered public accounting firm identified certain material weaknesses and a significant deficiency in our internal control over financial reporting. A “material weakness” is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our financial statements will not be prevented or detected on a timely basis. A “significant deficiency” is a deficiency, or a combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of our financial reporting.
The material weaknesses identified for the fiscal years ended March 31, 2023 and 2022 relate to the lack of a formal system and process evaluation and testing of our internal controls over financial reporting to allow management to assess the effectiveness of our internal controls, the lack of adequate financial accounting policies and processes relating to procedures and controls throughout our internal controls over financial reporting, including maintaining sufficient written formal policies, procedures and written analyses related to complex accounting matters, including the use of appropriate technical expertise in the areas of share-based compensation and goodwill impairment. In addition, material weaknesses related to fair value measurement of the non-cash distribution of the discontinued Russian business and certain Russian Ministry of Finance corporate bonds were identified. The material weaknesses also related to the lack of adequate financial accounting policies and processes relating to procedures and contols over our internal controls over financial reporting, specifically with respect to accounting for share-based compensation, the application of the requirements of IFRS 3 (Business Combinations) with respect to non-controlling interests, account balance classification and financial statement presentation and accounting for treasury shares and repurchased capital. The significant deficiency identified for the fiscal years ended March 31, 2023 and 2022 relates to the recognition of revenue for certain hardware sales for which deliveries had been made after the period end. We have developed and began a remediation plan to address the material weaknesses and significant deficiency identified above. See “Noventiq’s Management’s Discussion and Analysis of Financial Condition and Results of Operations — Internal Control Over Financial Reporting.” We will not be able to fully remediate these material weaknesses and significant deficiency until these steps have been completed and have been operating effectively for a sufficient period of time. The actions that we are taking are subject to ongoing review by our executive management and will be subject to the oversight of our audit committee. Although we intend to complete this remediation process as quickly as practicable, we provide no assurances with respect to the timeline for implementing effective remedial measures, and our initiatives may not prove to be successful in remediating the material weaknesses or preventing additional material weaknesses or significant deficiencies in our internal control over financial reporting in the future. Accordingly, there is a risk that we will not be able to conclude, within the prescribed timeframe, that our internal control over financial reporting is effective as required by Section 404 of the Sarbanes-Oxley Act. The costs of the remediation efforts to date have not been material, and we do not currently anticipate any material cash requirements in connection with future remediation efforts.
Any failure to correct material weaknesses and significant deficiencies or a failure to discover and address any other deficiencies could result in inaccuracies in our financial statements and impair our ability to comply on a timely basis with applicable financial reporting requirements and related regulatory filings, including the requirements of Section 404 of the Sarbanes-Oxley Act, which could subject us to litigation or regulatory enforcement actions, could cause investors to lose confidence in our operating results, the Parent ADSs could decline in market price or be delisted from Nasdaq, impact our reputation and otherwise have a material adverse effect on our business, financial condition, results of operations and prospects.
Our compliance, internal control and risk management systems may fail to prevent and discover non-compliance.
While we maintain internal controls, procedures, compliance systems and risk management systems, there can be no assurance that such internal controls, procedures, compliance systems and risk management systems will be effective or that employees, contractors, agents or vendors will comply with our policies and procedures and that they will not violate applicable laws and regulations. Further, there can be no certainty that as of yet undetected breaches of law or regulations have not occurred in the past and that the discovery of such breaches would not result in significant liability or reputational damage for us.

In addition, in light of continuously evolving legal and regulatory requirements and internal developments such as corporate reorganizations and acquisitions, there can be no certainty that our risk management, internal controls and compliance function and related governance structures will be followed at all times or effectively detect and prevent violations of applicable laws. Furthermore, following the consummation of the Business Combination, we will be required to comply with certain requirements of the Sarbanes-Oxley Act and other rules and regulations applicable to public companies in the United States. See “— We and our independent registered public accounting firm have identified material weaknesses and a significant deficiency in our internal control over financial reporting and may identify material weaknesses in the future or otherwise fail to maintain proper and effective internal controls. If we fail to establish and maintain proper internal controls, our ability to produce accurate financial statements or comply with applicable regulations could be impaired. As a result, shareholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of the Parent ADSs” and “— Risks Relating to Ownership of Parent Ordinary Shares Following the Business Combination — Parent may not be able to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act that will be applicable to it after the Business Combination is consummated.” Any failure to effectively prevent, identify or address breaches of our legal obligations through our internal controls, compliance management and risk management systems could result in administrative, civil and criminal sanctions, the termination of our relationships with key vendors, including Microsoft and the assertion of damages claims by third parties as well as reputational damage, each of which could have a material adverse effect on our business, financial condition, results of operations and prospects.
Our operations are subject to sanctions, anti-bribery and corruption, money-laundering and antitrust laws and regulations.
We are subject to economic sanction programs imposed by multiple authorities, such as the United Nations, the European Union and the United States through the Office of Foreign Asset Control (“OFAC”). We are also subject to anti-corruption laws and regulations in multiple jurisdictions, including the U.S. Foreign Corrupt Practices Act of 1977 and the United Kingdom Bribery Act of 2010. In addition, we are subject to anti-money-laundering laws and regulations and antitrust laws and regulations prohibiting collusive and other anti-competitive practices.
Sanctions, anti-bribery and corruption, money-laundering and antitrust regimes evolve over time and it is difficult to predict the interpretation, implementation or enforcement of governmental policies with respect to our activities. Sanctions laws are a particular area of focus at present, given the global response to the invasion of Ukraine by Russia, and have evolved rapidly to extend the reach of such laws since February 2022, including the application of certain requirements on entities having Russian beneficial ownership above certain and sanctions against certain entities, individuals and industries in Russia, Belarus and certain regions of Ukraine. Following the completion of the Separation from SLR on October 20, 2022, we have limited legacy operations in Russia through OOO TS Integratsiya (“TS Integration”), a software development and business processes automatization company wholly-owned by our subsidiary SCGroup Investments Limited (“SoftClub”). In October 2022, we agreed to sell our interest in TS Integration to SLR. Before the planned sale of TS Integration may be completed, requisite regulatory approvals required in connection with the sale must have been received. The completion of the planned sale is subject to factors outside of our control, and accordingly there can be no assurance that the requisite regulatory approvals will be granted or that the sale will be completed within the timeframe we currently expect or at all. If the planned sale does not take place, it could expose us to continued known and unknown risks associated with ownership of Russian entities, including reputational damage and exposure to changes in sanctions laws targeting individuals, entities and industries in Russia, or cause us to wind down TS Integration (subject to obtaining any requisite regulatory approvals) and recognize related impairments or otherwise have a material adverse effect on our business, financial condition, results of operations and prospects. In addition, we have, and expect to continue to have, operations in and provide certain services to customers in Belarus, which is targeted by certain economic and financial sanctions, and from which we generate a substantial portion of our revenue and profitability. As a result, the introduction of broader economic sanctions against individuals, entities or industries in Belarus, or any negative perception of companies that continue to conduct business in Belarus could damage our reputation, our relationships with vendors and customers, and have a material adverse effect on our business, financial condition, results of operations and prospects.

Some of the countries in which we operate lack a legal system as developed as other countries and are perceived to have higher levels of corruption and other illegal sales practices. Our high geographical diversification, including in emerging markets, increases the risk of violation of anti-corruption laws, sanctions or similar laws. While we continuously review our policies, controls and procedures to ensure compliance with applicable laws and regulations, there can be no assurance that these policies and procedures will be followed by our employees, consultants, agents or partners at all times or that the internal controls will effectively detect and prevent any violations.
Violation of anti-corruption laws, sanctions, money-laundering and antitrust laws and regulations is punishable by civil penalties, including fines, denial of export privileges, injunctions, asset seizures, debarment from government contracts and revocations or restrictions of licenses, as well as criminal fines and imprisonment. In addition, any violation could result in adverse media coverage, have an impact on our reputation and consequently on our ability to maintain long-term commercial relationships with our vendors and customers and win new business.
Any failure on our part to manage the above risks could have a material adverse effect our business, financial condition, results of operations and prospects.
We are exposed to risks of legal, arbitration and regulatory claims or disputes, which may have a material adverse effect on our business, financial condition, results of operations and prospects.
From time to time, we may become involved in legal or arbitration proceedings in the ordinary course of our business, including disputes with vendors, customers, employees or business partners concerning, among other things, breaches of contract, professional liability, intellectual property, employment law or shareholder rights issues. We may also become subject to proceedings by governmental authorities in connection with our compliance with laws and regulatory requirements, including in the areas of labor, tax and data protection.
The outcome of pending or potential future legal, arbitration or regulatory proceedings is, as a general matter, difficult to predict. If such proceedings are resolved against us, we may be subject to damages, civil, criminal or other penalties, or we may be required to change our business practices. We record a provision for litigation risks when it is probable that a liability has been incurred and the associated amount can be reasonably estimated. We also maintains liability insurance for our directors and officers at levels we believe to be appropriate and consistent with industry practice. However, we may incur losses relating to litigation beyond the scope or limits of such insurance coverage, and our provisions for litigation-related losses may not be sufficient to cover our ultimate loss or expenditure. Even if we ultimately prevail in legal, arbitration and regulatory proceedings, defending such actions can be costly and result in diversion of management’s attention away from our business.
Any legal, arbitration or regulatory proceeding pending or threatened could have a material adverse effect on our business, financial condition, results of operations and prospects.
We are subject to prevailing tax laws in the jurisdictions in which we operate and there can be no assurances that our understanding of applicable tax law is correct. Any misapprehension of such may have a material adverse effect on our business, financial condition, results of operations and prospects.
We transact in approximately 60 jurisdictions and are subject to changes in tax laws, treaties or regulations or the interpretation or enforcement thereof. Tax laws and regulations are highly complex and subject to interpretation. Our income tax expense will be based upon our interpretation of the tax laws in effect at the time that the expense will be incurred. If applicable laws, treaties or regulations change, this could have a material adverse effect on our business, financial condition, results of operations and prospects.
If any tax authority successfully challenges our operational structure, intercompany pricing policies, the taxable presence of our subsidiaries in certain countries, or if taxing authorities do not agree with the Company’s and/or any subsidiaries’ assessment of the effects of applicable laws, treaties and regulations, or we lose a material tax dispute in any country, or any tax challenge of our tax payments is successful, our effective tax rate on our earnings could increase substantially and our business, financial condition, results of operations and prospects could be materially and adversely affected.

We may be unable to protect our intellectual property adequately.
As proprietary technologies are becoming an increasingly important asset of our business, our future success depends in part upon the successful protection of our intellectual property. We seek to protect our intellectual property through a combination of trademarks, trade secret protections and, in certain circumstances, confidentiality agreements. We may in the future also seek patent protection for certain of our innovations.
The steps we take to protect our intellectual property and proprietary information may not be adequate to prevent misappropriation of our technology, as the existence of laws or contracts prohibiting such actions may not always serve as sufficient deterrents. Policing the unauthorized use of our intellectual property may be expensive and time consuming. Our intellectual property rights may be challenged, and we may not be able to secure such rights in the future. In addition, the laws of certain countries in which we operate may not protect our proprietary rights to the same extent as the laws of Europe or the United States. Consequently, third parties, including competitors, may be able to use the technology behind our solutions and services without a license. The undue exploitation of our intellectual properties by third parties may reduce or eliminate the competitive advantage we derive from our own technology. In addition, while it is our policy to require employees and contractors who may be involved in the conception or development of intellectual property to enter into agreements assigning such intellectual property rights to us, we may be unsuccessful in executing such an agreement with each party who, in fact, conceives or develops intellectual property that we regard as our own. The assignment of intellectual property rights may not be self-executing, or the assignment agreements may be breached.
We may be forced to bring claims against third parties, including former employees and contractors, to determine the inventorship or ownership of what we regard as our intellectual property. If we fail in asserting such claims, we may lose valuable intellectual property rights, such as exclusive ownership of, or right to use, intellectual property. Even if we are successful in actions to enforce our intellectual property rights, litigation could result in substantial costs and be a distraction to management and employees.
The occurrence of any of these risks could have a material adverse effect on our business, financial condition, results of operations and prospects.
We may be subject to intellectual property infringement claims.
The technology industry is characterized by frequent claims and related litigation regarding patents, copyrights and other intellectual property rights. These claims may be asserted by operating companies and companies that do not manufacture or sell products and whose sole purpose is to assert patent rights against third parties in an attempt to collect license fees. Third parties may in the future seek to assert their intellectual property rights against us. Such claims, whether with or without merit, may be time-consuming, may result in costly litigation and may not be resolved on terms favorable to us.
Successful claims of infringement, misuse or misappropriation by a third party against us or a third party that we indemnify could prevent us from distributing certain products or performing certain services or could require us to pay substantial damages, an account of profits, royalties or other fees. Such claims also could require us to cease making, licensing or using products that are alleged to infringe or misappropriate the intellectual property rights or misuse the confidential information of others, to expend additional development resources to attempt to redesign our products or services or otherwise to develop alternative technology that does not infringe, misuse or misappropriate, or to enter into potentially unfavorable royalty or license agreements in order to obtain the right to use necessary technologies, confidential information or intellectual property rights. Any of these outcomes could have a material adverse effect on our business, financial condition, results of operations and prospects.
We license technology from third parties, and our inability to maintain those licenses could have a material adverse effect on our business, financial condition, results of operations and prospects.
Certain of our solutions incorporate licensed third party software. For example, we license technology from a third party for use in certain of our software asset management solutions. Some of our agreements with licensors may be terminated by them for convenience, or otherwise provide for a limited term. If we are unable to continue to license technology because of intellectual property infringement claims brought by third parties against our licensors or against us, or if we are unable to continue our license agreements or enter into new licenses on commercially reasonable terms, our ability to develop and sell solutions and services containing that technology would be limited, and our business could be harmed. Additionally, if we are unable to license technology from third parties, we may be forced to acquire or develop alternative technology, which we may be unable to do in a commercially acceptable manner or at all, and may require us to use alternative technology of lower quality or performance standards. This could limit or delay our ability to offer new or competitive solutions and increase our costs. Any of the above factors could have a material adverse effect on our business, financial condition, results of operations and prospects.
Risks Related to CGAC and the Nature of its Business
CGAC shareholders will have a reduced ownership and voting interest after the Business Combination and will exercise less influence over management.
Upon the issuance of the Parent ordinary shares to CGAC and Noventiq shareholders, current CGAC shareholders’ percentage ownership will be diluted. Assuming no public shareholders exercise their redemption rights, that no ordinary shares are issued in connection with additional financings and excluding the Alignment Shares and the Sponsor Earnout Shares, current CGAC shareholders’ percentage ownership in Parent following the issuance of Parent ordinary shares to CGAC and Noventiq shareholders would be 5.74%. Under the same assumptions and assuming that 419,938 CGAC Class A ordinary shares (the maximum number of public shares that could be redeemed in connection with the Business Combination) are redeemed in connection with the Business Combination, current CGAC shareholders’ percentage ownership in Parent following the issuance of Parent ordinary shares to CGAC and Noventiq shareholders would be 4.55%. The percentage of Parent ordinary shares that will be owned by current CGAC shareholders as a group will vary based on the number of CGAC Class A ordinary shares for which the holders thereof request redemption in connection with the Business Combination. Additionally, of the expected members of the Parent board of directors after the completion of the Business Combination, two are expected to be a current director of CGAC or designated by CGAC and the rest will be current directors of Noventiq or designated by Noventiq. Accordingly, current CGAC shareholders, as a group, will have less influence on the board of directors, management and policies of Parent than they now have on the board of directors, management and policies of CGAC.
The Sponsor has agreed to vote in favor of the proposals at the Meeting, regardless of how public shareholders vote.
As of the date hereof, the Sponsor owned CGAC ordinary shares representing approximately 94.3% of the outstanding CGAC ordinary shares. Pursuant to the Sponsor Support Agreement entered into in connection with the execution of the Business Combination Agreement, the Sponsor has agreed to vote any CGAC ordinary shares held by it in favor of each of the proposals at the Meeting, regardless of how public shareholders vote. Accordingly, the agreement by the Sponsor to vote in favor of each of the proposals at the Meeting will increase the likelihood that CGAC will receive the requisite shareholder approval for the Business Combination and the transactions contemplated thereby, including the merger.
CGAC may not be able to consummate the Business Combination or an initial business combination within the required time period, in which case it would cease all operations except for the purpose of winding up and it would redeem public shares and liquidate, in which case the public shareholders may only receive $10.00 per share, or less than such amount in certain circumstances, and the warrants will expire worthless.
If CGAC is unable to complete an initial business combination before June 30, 2024 or amend the current memorandum and articles of association to extend the date by which CGAC must complete an initial business combination, CGAC will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously release to CGAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of CGAC’s remaining shareholders and board of directors, liquidate and dissolve, subject in each case to CGAC’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to CGAC’s warrants, which will expire worthless if CGAC fails to complete an initial business combination within the required period.
If third parties bring claims against CGAC, the proceeds held in the trust account could be reduced and the per-share redemption amount received by public shareholders may be less than $10.00 per public share.
CGAC’s placing of funds in the trust account may not protect those funds from third-party claims against CGAC. Although CGAC has sought to have all vendors, service providers, prospective target businesses and other entities with which it does business (except its independent registered accounting firm) execute agreements with CGAC waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of public shareholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the trust account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against CGAC’s assets, including the funds held in the trust account. If any third party refuses to execute an agreement waiving such claims to the monies held in the trust account, CGAC’s management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to CGAC than any alternative. CGAC is not aware of any product or service providers who have not or will not provide such waiver other than the underwriters of the CGAC IPO and CGAC’s independent registered public accounting firm. Upon redemption of public shares, if CGAC does not complete its initial business combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with the Business Combination, CGAC will be required to provide for payment of claims of creditors that were not waived that may be brought against us within the ten years following redemption. Accordingly, the per-share redemption amount received by public shareholders could be less than the $10.00 per public share initially held in the trust account, due to claims of such creditors.
There is substantial doubt about CGAC’s ability to continue as a “going concern.”
As of September 30, 2023, CGAC had working capital deficit of $3,467,719 and $21,761 of cash held outside of the Trust Account available for working capital needs. Further, CGAC has incurred and expects to continue to incur significant costs in pursuit of its acquisition plans. If CGAC is unable to raise additional funds to alleviate liquidity needs and complete the Business Combination before June 30, 2024, then CGAC will cease all operations except for the purpose of liquidating. The liquidity condition and date for mandatory liquidation and subsequent dissolution raise substantial doubt about CGAC’s ability to continue as a going concern. CGAC intends to complete the Business Combination on or before June 30, 2024. However, it is uncertain whether management will succeed in doing so. The financial statements contained elsewhere in this proxy statement/prospectus do not include any adjustments that might result from CGAC’s inability to continue as a going concern.
CGAC identified material weaknesses in its internal control over financial reporting. If CGAC is unable to develop and maintain an effective system of internal control over financial reporting, it may not be able to accurately report its financial results in a timely manner, which may adversely affect investor confidence in it and materially and adversely affect its business and operating results.
CGAC identified as of June 30, 2023 material weaknesses in its disclosure controls and procedures, which led to a restatement of its financial statements for the quarters ended June 30 and September 30, 2023. If CGAC is unable to develop and maintain an effective system of internal control over financial reporting, it may not be able to accurately report its financial results in a timely manner, which may adversely affect investor confidence in it and materially and adversely affect its business and operating results.
Management identified a material weakness in our internal control over financial reporting due to a lack of effective controls related to the recording and disclosure of accrued and contingent liabilities and their related expenses. This material weakness resulted in a material misstatement of our deferred underwriting fee payable, accumulated deficit, and transaction costs which affect the total liabilities, total shareholders’ deficit, net income (loss) and basic and diluted net income (loss) per Class A redeemable, Class A nonredeemable and Class B ordinary shares as of and for the three and six months ended June 30, 2023 and as of and for the nine months ended September 30, 2023. The Finder’s fee Arrangement dated April 28, 2023 included potential compensation to the third party (see Note 1). In addition, the duly executed Side Letter to Underwriting Agreement dated June 23, 2023 included potential compensation payable to the underwriter (see Note 6).
In December 2023, CGAC determined there was an unrecorded accrued liability related to the deferred underwriting fee payable totaling $3,000,000 incurred in accordance with a duly executed Side Letter to Underwriting Agreement dated June 23, 2023, impacting the previously issued unaudited condensed consolidated financial statements as of June 30, 2023 and September 30, 2023.
As a result, management determined that it was appropriate to restate these previously issued unaudited financial statements as of and for the quarters and year to date interim periods ended June 30, 2023 and September 30, 2023, included in CGAC's previously filed Quarterly Reports on Form 10-Q with the Securities and Exchange Commission (collectively, the “Non-Reliance Financial Statements”). CGAC’s Audit Committee concluded on December 19, 2023 that the Non-Reliance Financial Statements should no longer be relied upon, and on January 2, 2024, CGAC amended such Form 10-Qs to include the restatements of the Non-Reliance Financial Statements. The changes do not impact CGAC’s cash position.
CGAC’s management has concluded that in light of the error described above, an additional material weakness exists in CGAC’s internal control over financial reporting. CGAC’s remediation plan with respect to such material weakness is described in more detail in the Quarterly Reports on Form 10-Q/A for the quarterly periods ended June 30, 2023 and September 30, 2023.
A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected and corrected on a timely basis.
CGAC does not expect that its disclosure controls and procedures will prevent all errors and all instances of fraud. Disclosure controls and procedures, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the disclosure controls and procedures are met. Further, the design of disclosure controls and procedures must reflect the fact that there are resource constraints, and the benefits must be considered relative to their costs. Because of the inherent limitations in all disclosure controls and procedures, no evaluation of disclosure controls and procedures can provide absolute assurance that CGAC has detected all its control deficiencies and instances of fraud, if any. The design of disclosure controls and procedures also is based partly on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.
Effective internal controls are necessary for CGAC to provide reliable financial reports and prevent fraud. CGAC continues to evaluate steps to remediate the material weaknesses. These remediation measures may be time consuming and costly and there is no assurance that these initiatives will ultimately have the intended effects.
If CGAC identifies any new material weaknesses in the future, any such newly identified material weakness could limit its ability to prevent or detect a misstatement of its accounts or disclosures that could result in a material misstatement of its annual or interim financial statements. In such case, CGAC may be unable to maintain compliance with securities law requirements regarding timely filing of periodic reports in addition to applicable stock exchange listing requirements, investors may lose confidence in CGAC’s financial reporting and its stock price may decline as a result. There can be no assurance that the measures CGAC has taken to date, or any measures CGAC may take in the future, will be sufficient to avoid potential future material weaknesses.
Nasdaq may delist CGAC’s securities from trading on its exchange, which could limit investors’ ability to make transactions in CGAC’s securities and subject it to additional trading restrictions.
CGAC’s units are currently listed on Nasdaq and its Class A ordinary shares and warrants may also be listed following their date of separation. Although after giving effect to CGAC’s Initial Public Offering

CGAC meet, on a pro forma basis, the minimum initial listing standards set forth in the Nasdaq listing standards, CGAC cannot assure you that its securities will continue to be, listed on the Nasdaq in the future or prior to its initial business combination. In order to continue listing its securities on the Nasdaq prior to its initial business combination, CGAC must maintain certain financial, distribution and share price levels. Generally, CGAC must maintain a minimum amount in shareholders’ equity (generally $2,500,000), a minimum number of publicly traded securities (500,000) and a minimum number of holders of our securities (generally 300 public holders).
Additionally, in connection with CGAC’s initial business combination, it will be required to demonstrate compliance with the Nasdaq initial listing requirements, which are more rigorous than the Nasdaq continued listing requirements, in order to continue to maintain the listing of its securities on the Nasdaq. For instance, CGAC’s share price would generally be required to be at least $4.00 per share, its shareholders’ equity would generally be required to be at least $5.0 million and it would be required to have a minimum of 300 round lot holders of its securities. CGAC cannot assure you that it will be able to meet those listing requirements at that time. If the Nasdaq delists any of CGAC’s securities from trading on its exchange and CGAC is not able to list its securities on another national securities exchange, CGAC expects such securities could be quoted on an over-the-counter market. If this were to occur, CGAC could face significant material adverse consequences, including:
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a limited availability of market quotations for CGAC’s securities;

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reduced liquidity for CGAC’s securities;

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a determination that CGAC’s Class A ordinary shares are a “penny stock,” which will require brokers trading in CGAC’s Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for CGAC’s securities;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because CGAC’s units and Class A ordinary shares and warrants are listed on the Nasdaq, CGAC’s units, Class A ordinary shares and warrants qualify as covered securities under the statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While CGAC is not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if CGAC were no longer listed on the Nasdaq, CGAC’s securities would not qualify as covered securities under the statute and CGAC would be subject to regulation in each state in which it offers its securities.
On December 18, 2023, CGAC received a notice (the “Notice”) from the Listing Qualifications Department of Nasdaq that its securities (units, shares and warrants) would be subject to suspension and delisting from the Nasdaq Capital Market at the opening of business on December 27, 2023, due to the Company’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement.
CGAC timely requested a hearing before the Nasdaq Hearings Panel to appeal the notice. Nasdaq granted CGAC’s hearing request, which hearing request stayed the suspension of trading of its securities on The Nasdaq Capital Market until the hearing process concluded and the Nasdaq Hearings Panel issued a written decision. A hearing on the matter was held on March 14, 2024.
On March 15, 2024, the Nasdaq Hearings Panel issued written notice of its decision to grant CGAC’s request for an exception to its listing deficiencies until June 17, 2024 in view of its substantial steps toward closing the Business Combination and its plan for achieving compliance with Nasdaq listing rules upon closing of the transaction for listing on The Nasdaq Capital Market.
On May 10, 2024, CGAC received a letter (the “Second Notice”) from the Listing Qualifications Department of Nasdaq notifying CGAC that CGAC no longer meets the minimum 500,000 publicly held shares requirement for The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(4) (the “Minimum Publicly Held Shares Requirement”). In accordance with Nasdaq rules, CGAC has 45 days, or until June 24, 2024, to submit a plan to regain to submit a plan of compliance with the Minimum Publicly Held Shares Requirement.
Risks Related to the Business Combination
The Sponsor and CGAC’s current directors and executive officers and their affiliates own ordinary shares of CGAC and warrants that will be worthless (other than with respect to public shares they may have acquired during or after CGAC’s initial public offering) and may incur reimbursable expenses that may not be reimbursed or repaid if the Transactions are not approved. Such interests may have influenced their decision to approve the Business Combination with Noventiq.
The Sponsor, CGAC’s officers and directors and/or their affiliates beneficially own Founder Shares or warrants that they purchased prior to, or simultaneously with, CGAC’s initial public offering. The Sponsor and CGAC’s executive officers, directors and their affiliates have no redemption rights with respect to these securities in the event a business combination is not effected in the required time period. Therefore, if the Business Combination with the Noventiq or another business combination is not approved within the required time period, such securities will be worthless. Additionally, the Sponsor, CGAC’s officers, directors, and any of their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on CGAC’s behalf, such as identifying and investigating possible business targets and business combinations. CGAC’s audit committee reviews on a quarterly basis all payments made to the Sponsor, CGAC’s executive officers or directors, or their or CGAC’s respective affiliates. Any such payments prior to the Business Combination will be made from (i) funds held outside the Trust Account or (ii) interest earned on the Trust Account and released to CGAC to pay its taxes. In order to finance transaction costs in connection with the intended initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of CGAC’s officers and directors may, but are not obligated to, loan CGAC funds as may be required. As of September 30, 2023, CGAC is indebted to the Sponsor and its affiliates for $1,622,682, which represents $1,342,682 of operating and formation costs paid by these related parties on CGAC’s behalf, along with $280,000 of unpaid administrative fees. The Sponsor is not under any obligation to make additional expenditures on CGAC’s behalf. Please see the sections entitled “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons” and “Certain Relationships and Related Transactions — CGAC’s Related Party Transactions — Founder Shares and Performance Shares” for more information.
These financial interests may have influenced the decision of CGAC’s directors and officers to approve the Business Combination and to continue to pursue such Business Combination. In considering the recommendations of CGAC’s board of directors to vote for the Business Combination Proposal and other proposals, its shareholders should consider these interests.
Since the Sponsor will lose its entire investment in CGAC if a business combination is not completed (other than with respect to public shares it may acquire), a conflict of interest may arise in determining whether the Business Combination, or an alternative initial business combination, is appropriate for CGAC’s business combination.
The Founder Shares will be worthless if CGAC does not complete a business combination. As a result, the Sponsor may be incentivized to complete the Business Combination, or an alternative initial business combination with a less favorable company or on terms less favorable to shareholders, rather than to liquidate, in which case the Sponsor would lose its entire investment. Further, the Sponsor may realize a positive return on invested capital as a result of the Business Combination, as discussed in more detail under “Questions and Answers — What equity stake will current CGAC shareholders and current Noventiq shareholders hold in Parent after the closing?” As a result, the Sponsor may have a conflict of interest in determining whether Noventiq is the appropriate business with which to effectuate a business combination and/or in evaluating the terms of the Business Combination. The CGAC Board was aware of and considered these interests, among other matters, in evaluating and unanimously approving the Business Combination and in recommending to CGAC’s shareholders that they approve the Business Combination.
The exercise of CGAC’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in CGAC’s shareholders’ best interest.
In the period leading up to the closing of the Business Combination, events may occur that, pursuant to the Business Combination Agreement, would require CGAC to agree to amend the Business Combination Agreement, to consent to certain actions taken by Noventiq or to waive rights that CGAC is entitled to under the Business Combination Agreement. Such events could arise because of changes in the course of Noventiq’s business, a request by Noventiq to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement or the occurrence of other events that would have a material adverse effect on Noventiq’s business and would entitle CGAC to terminate the Business Combination Agreement. In any of such circumstances, it would be at CGAC’s discretion, acting through its board of directors, to grant its consent or waive those rights. The existence of the financial and personal interests of the directors described in the preceding risk factors may result in a conflict of interest on the part of one or more of the directors between what he or they may believe is best for CGAC and what he or they may believe is best for himself or themselves in determining whether or not to take the requested action. As of the date of this proxy statement/prospectus, CGAC does not believe there will be any changes or waivers that CGAC’s directors and officers would be likely to make after shareholder approval of the Business Combination Proposal has been obtained. While certain changes could be made without further shareholder approval, CGAC will circulate a new or amended proxy statement/prospectus and resolicit CGAC’s shareholders if changes to the terms of the transaction that would have a material impact on its shareholders are required prior to the vote on the Business Combination Proposal.
There may be tax consequences of the Business Combination that adversely affect CGAC shareholders and holders of public warrants.
It is expected that the CGAC Merger qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code. The parties, however, did not and will not seek a ruling from the IRS or an opinion from counsel regarding the tax consequences of the CGAC Merger. The failure of the CGAC Merger to qualify as such a reorganization for U.S. federal income tax purposes could result in a U.S. holder of CGAC Ordinary Shares recognizing income, gain or loss with respect to the CGAC ordinary shares surrendered by such U.S. holder. If the CGAC Merger qualifies as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, a U.S. holder of CGAC ordinary shares should not recognize gain or loss on the exchange of CGAC ordinary shares for Parent ordinary shares. For more information, see the section entitled “Material U.S. Federal Income Tax Considerations” of this document.
The fact that Noventiq is not an SEC registrant limits CGAC’s access to some information that may be relevant to the Business Combination. This may result in a business combination that is not as profitable as CGAC suspects.
Noventiq is not currently subject to the reporting requirements of an SEC registrant, which required CGAC to make decisions on whether to pursue the Business Combination on the basis of limited information provided by Noventiq, which may result in the Business Combination being less profitable than CGAC suspected, if at all.
The scope of due diligence CGAC has conducted in conjunction with the Business Combination may be different than would typically be conducted in the event Noventiq pursued an underwritten initial public offering, and you may be less protected as an investor from any material issues with respect to Noventiq’s business, including any material omissions or misstatements contained in the registration statement or this proxy statement/prospectus, than an investor in an initial public offering.
The scope of due diligence CGAC has conducted in conjunction with the Business Combination may be different than would typically be conducted in the event Novnentiq pursued an initial public offering. In a typical initial public offering, the underwriters of the offering conduct due diligence on the company to be taken public, and following the offering, the underwriters are subject to liability to private investors for any material misstatements or omission in the registration statement. While potential investors in an initial public offering typically have a private right of action against the underwriters of the offering for any of these material misstatements or omissions, there are no underwriters of the Parent ordinary shares and Parent warrants that will be issued pursuant to the registration statement of which this proxy statement/prospectus forms a part and thus no corresponding right of action is available to investors in the Business Combination for any material misstatements or omissions in such registration statement. Therefore, as an investor in the Business Combination, you may be exposed to future write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative impact on Parent’s financial condition and its share price, which could cause you to lose some or all of your investment without certain recourse against any underwriter that may be available in an underwritten offering.
CGAC may not be able to realize the anticipated benefits from the Business Combination.
The successful completion of the Business Combination may not yield the anticipated benefits or the benefits may not occur in the anticipated time frame. Moreover, the ability to realize the benefits in the expected time frame may be materially adversely affected by a number of factors. The proposed Business Combination to date has placed, and future acquisitions could continue to place, significant demands on both Noventiq’s and CGAC’s administrative, operational and financial resources and may also result in the assumption of unexpected liabilities and may divert management’s attention from the operation of Noventiq’s business.
Nasdaq may not agree to list Parent’s securities from trading on its exchange, which could limit investors’ ability to make transactions in Parent’s securities and subject shareholders to additional trading restrictions.
CGAC’s securities are currently listed on Nasdaq. However, neither CGAC nor Noventiq cannot assure that Parent’s securities will be listed on Nasdaq after the Business Combination. In order to continue listing Parent’s securities on Nasdaq after the Business Combination, Parent must maintain certain financial, distribution and share price levels. Generally, Parent must maintain a minimum amount in shareholders’ equity and a minimum number of holders of Parent’s securities. Additionally, in connection with the Business Combination, Parent will be required to comply with Nasdaq’s initial listing requirements, which are more rigorous than Nasaq’s continued listing requirements, in order to maintain the listing of Parent’s securities on the Nasdaq. Neither CGAC nor Noventiq can assure you that Parent will be able to meet those initial listing requirements or obtain all the necessary approvals. Failure to obtain the necessary approvals will result in the failure of the Business Combination to be consummated. If Nasdaq delists Parent’s securities from trading on its exchange and Parent is not able to list its securities on another national securities exchange, CGAC expects Parent’s securities could be quoted on an over-the-counter market. If this were to occur, Parent could face significant material adverse consequences, including:
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a limited availability of market quotations for Parent’s securities;

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reduced liquidity for Parent’s securities;

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a determination that Parent’s securities are “penny stocks” which will require brokers trading in Parent’s ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for Parent’s securities;

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a limited amount of news and analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

The unaudited pro forma financial information included elsewhere in this proxy statement/prospectus may not be indicative of Parent’s actual financial position or what results of operations would have been following completion of the Business Combination.
The unaudited pro forma financial information in this proxy statement/prospectus is presented for illustrative purposes only, has been prepared based on a number of assumptions and is not necessarily indicative of what the Parent’s actual financial position or results of operations would have been had the

Business Combination been completed on the dates indicated. The unaudited pro forma condensed combined financial information does not reflect any of the benefits that the combined companies may achieve as a result of the Business Combination or the costs to combine CGAC and Noventiq or the costs necessary to achieve these benefits. See “Unaudited Pro Forma Condensed Combined Financial Information”.
The future exercise of registration rights may adversely affect the market price of the Parent ordinary shares after the Business Combination.
Parent’s ordinary shares owned by the Sponsor and the Supporting Noventiq Shareholders or their transferees will be subject to the Registration Rights Agreement that provides for the registration for resale of Parent’s ordinary shares held by such holders or their transferees. The Supporting Noventiq Shareholders party to the Registration Rights Agreement are expected to own approximately 46% of Parent’s ordinary shares following the closing of the Business Combination. Sales of securities pursuant to this agreement may substantially depress the market price of Parent’s ordinary shares.
Each of CGAC and Noventiq have incurred and will incur substantial costs in connection with the Business Combination and related transactions, such as legal, accounting, consulting and financial advisory fees.
Each of CGAC and Noventiq have incurred and expect that it will incur significant, non-recurring costs in connection with consummating the Business Combination. CGAC and Noventiq may also incur additional costs to retain key employees. CGAC and Noventiq will also incur significant legal, financial advisor, accounting, banking and consulting fees, fees relating to regulatory filings and notices, SEC filing fees, printing and mailing fees and other costs associated with the Business Combination. Although the parties have been provided with estimates of the costs for each advisory firm, the total actual costs may exceed those estimates and some of these costs are payable regardless of whether the Business Combination are completed.
While CGAC and Noventiq work to complete the Business Combination, management’s focus and resources may be diverted from operational matters and other strategic opportunities.
Successful completion of the Business Combination may place a significant burden on the management of CGAC and Noventiq and other internal resources. The diversion of management’s attention and any difficulties encountered in the transition process could harm Parent’s business, financial condition, results of operations and prospects, including with respect to any future growth-oriented acquisitions undertaken by Parent. Diversion of management’s attention and any difficulties encountered in the transition process could have an adverse effect on Parent.
Following the consummation of the Business Combination, Parent will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations.
Following the consummation of the Business Combination, Parent will face increased legal, accounting, administrative and other costs and expenses as a public company that Noventiq do not currently incur. The Sarbanes-Oxley Act, including certain requirements of Section 404, as well as rules and regulations subsequently implemented by the SEC, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended (the “Dodd-Frank Act”), and the rules and regulations promulgated and to be promulgated thereunder, the PCAOB and the securities exchanges, impose additional reporting and other obligations on public companies. Compliance with public company requirements will increase costs and make certain activities more time-consuming. A number of those requirements will require Parent to carry out activities Noventiq have not done previously. For example, Parent will create new board committees and adopt new internal controls and disclosure controls and procedures. In addition, additional expenses associated with SEC reporting requirements will be incurred. Furthermore, if any issues in complying with those requirements are identified (for example, if Parent’s auditors identify a material weakness or significant deficiency in Parent’s internal control over financial reporting), Parent could incur additional costs rectifying those issues, and the existence of those issues could adversely affect Parent’s reputation or investor perceptions of it. See “— Risks Related to Regulatory, Legal and Intellectual Property Matters Affecting Noventiq — We and our independent registered public accounting firm have identified material weaknesses and a significant deficiency in our internal control over financial reporting and may identify material weaknesses in the future or otherwise fail to maintain proper and effective internal controls. If we fail to establish and maintain proper internal controls, our ability to produce accurate financial statements or comply with applicable regulations could be impaired. As a result, shareholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of the Parent ADSs.” It may also be more expensive to obtain director and officer liability insurance. Risks associated with Parent’s status as a public company may make it more difficult to attract and retain qualified persons to serve on the board of directors or as executive officers. The additional reporting and other obligations imposed by these rules and regulations will increase legal and financial compliance costs and the costs of related legal, accounting and administrative activities. These increased costs will require Parent to divert a significant amount of money that could otherwise be used to expand its business and achieve certain strategic objectives. Advocacy efforts by shareholders and third parties may also prompt additional changes in governance and reporting requirements, which could further increase costs.
Parent may not be able to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act that will be applicable to it after the Business Combination is consummated.
Noventiq is not currently subject to Section 404 of the Sarbanes-Oxley Act. However, following the consummation of the Business Combination and the transactions related thereto, Parent will be required to comply with applicable requirements of Section 404 of the Sarbanes-Oxley Act, including a requirement for the Parent to evaluate annually the effectiveness of its internal controls over financial reporting. The standards required for a public company under Section 404 of the Sarbanes-Oxley Act are significantly more stringent than those required of Noventiq prior to the Business Combination. Section 404(a) of the Sarbanes-Oxley Act (“Section 404(a)”) requires that, beginning with our annual report for the year ending March 31, 2024, management assess and report annually on the effectiveness of internal control over financial reporting and identify any material weaknesses in internal control over financial reporting. Although Section 404(b) of the Sarbanes-Oxley Act (“Section 404(b)”) requires the independent registered public accounting firm to issue an annual report that addresses the effectiveness of internal control over financial reporting, Parent is electing to rely on the exemptions provided to it by virtue of being a foreign private issuer and emerging growth company, and consequently will not be required to comply with SEC rules that implement Section 404(b) until it loses its emerging growth company status.
In connection with the audits of Noventiq’s consolidated financial statements included in this proxy statement/prospectus, Noventiq and its independent registered public accounting firm identified certain material weaknesses and significant deficiency in its internal control over financial reporting. See “— Risks Related to Regulatory, Legal and Intellectual Property Matters Affecting Noventiq — We and our independent registered public accounting firm have identified material weaknesses and a significant deficiency in our internal control over financial reporting and may identify material weaknesses in the future or otherwise fail to maintain proper and effective internal controls. If we fail to establish and maintain proper internal controls, our ability to produce accurate financial statements or comply with applicable regulations could be impaired. As a result, shareholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of the Parent ADSs.”
Parent may not be able to effectively and timely implement controls and procedures that adequately respond to the increased regulatory compliance and reporting requirements that will be applicable after the Business Combination, including Section 404(a). If Parent is not able to implement its current remediation efforts and the additional requirements of Section 404(a) in a timely manner or with adequate compliance, they may not be able to assess whether its internal controls over financial reporting are effective, which may subject Parent to adverse regulatory consequences and could harm investor confidence and the market price of its ordinary shares.

Parent is an “emerging growth company” (as defined in the JOBS Act), and the reduced disclosure requirements applicable to emerging growth companies may make Parent’s ordinary shares less attractive to investors than those of U.S. domestic registrants and non-emerging growth companies.
Parent is an “emerging growth company,” as defined in the JOBS Act, and it may take advantage of specified exemptions from various requirements that are otherwise applicable generally to public companies in the United States and non-emerging growth companies. These provisions include:
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the ability to include in this proxy statement/prospectus more limited financial data, including presenting only two years of audited financial statements and only two years of selected financial data, as well as only two years of related management’s discussion and analysis of financial condition and results of operations disclosure;

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an exemption from the auditor attestation requirement in the assessment of Parent’s internal control over financial reporting pursuant to the Sarbanes-Oxley Act; and

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to the extent that Parent no longer qualifies as a foreign private issuer, (1) reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements and (2) exemptions from the requirements of holding a nonbinding advisory vote on executive compensation, including golden parachute compensation.

Parent will follow certain Cayman Islands laws and regulations that are applicable to Cayman Islands companies. However, such laws and regulations may not contain any provisions comparable to the U.S. rules relating to the filing of reports on Form 10-Q or 8-K, the U.S. proxy rules, or the U.S. rules relating to liability for insiders who profit from trades made in a short period of time, as referred to above.
Furthermore, foreign private issuers are required to file their annual report on Form 20-F within 120 days after the end of each fiscal year, while U.S. domestic issuers that are accelerated filers are required to file their annual report on Form 10-K within 75 days after the end of each fiscal year. Foreign private issuers are also exempt from Regulation Fair Disclosure, aimed at preventing issuers from making selective disclosures of material information, although Parent will be subject to Cayman Islands laws and regulations having, in some respects, a similar effect as Regulation Fair Disclosure. As a result of the above, even though Parent is required to file reports on Form 6-K disclosing the limited information which Parent has made or is required to make public pursuant to Cayman Islands law, or is required to distribute to shareholders generally, and that is material to Parent, you may not receive information of the same type or amount that is required to be disclosed to shareholders of a U.S. company.
Parent may take advantage of certain of these provisions for up to five years or such earlier time that it is no longer an emerging growth company. Parent would cease to be an emerging growth company if it has more than $1.07 billion in annual revenue, has more than $700 million in market value of its shares held by non-affiliates or issues more than $1.0 billion of non-convertible debt over a three-year period. Parent may choose to take advantage of some but not all of the above-described provisions. Parent has taken advantage of reduced reporting requirements in this proxy statement/prospectus. Accordingly, the information contained herein may be different than the information you receive from non-emerging growth companies. As a result, Parent’s shareholders may not have access to certain information that they deem important.
Parent cannot predict if investors will find Parent ordinary shares less attractive as a result of its reliance on exemptions under the JOBS Act. If some investors find the Parent Securities less attractive as a result, there may be a less active trading market for the Parent Securities and the price of the Parent Securities may be more volatile.
Parent is expected to qualify as a foreign private issuer within the meaning of the rules under the Exchange Act, and as such Parent will be exempt from certain provisions applicable to U.S. domestic public companies.
Because Parent is expected to qualify as a foreign private issuer under the Exchange Act immediately following the consummation of the Business Combination, Parent will be exempt from certain provisions of the securities rules and regulations in the United States that are applicable to U.S. domestic issuers, including: (1) the rules under the Exchange Act requiring the filing of quarterly reports on Form 10-Q or current reports on Form 8-K with the SEC; (2) the sections of the Exchange Act regulating the solicitation of proxies, consents, or authorizations in respect of a security registered under the Exchange Act; (3) the sections of the Exchange Act requiring insiders to file public reports of their share ownership and trading activities and liability for insiders who profit from trades made in a short period of time; and (4) the selective disclosure rules by issuers of material nonpublic information under Regulation FD.
Parent will be required to file an annual report on Form 20-F within four months of the end of each fiscal year. Press releases relating to financial results and material events will also be furnished to the SEC on Form 6-K. However, the information Parent is required to file with or furnish to the SEC will be less extensive and less timely compared to that required to be filed with the SEC by U.S. domestic issuers. Accordingly, after the Business Combination, if you continue to hold Parent securities, you may receive less or different information about Parent than you currently receive about CGAC or that you would receive about a U.S. domestic public company.
Parent could lose its status as a foreign private issuer under current SEC rules and regulations if more than 50% of the outstanding Parent ordinary shares become directly or indirectly held of record by U.S. holders and any one of the following is true: (1) the majority of Parent’s directors or officers are U.S. citizens or residents; (2) more than 50% of Parent’s assets are located in the United States; or (3) Parent’s business is administered principally in the United States. If Parent loses its status as a foreign private issuer in the future, it will no longer be exempt from the rules described above and, among other things, will be required to file periodic reports and annual and quarterly financial statements as if it were a company incorporated in the United States. If this were to happen, Parent would likely incur substantial costs in fulfilling these additional regulatory requirements and members of Parent management would likely have to divert time and resources from other responsibilities to ensuring these additional regulatory requirements are fulfilled. See the section entitled “Management of Parent Following the Business Combination — Foreign Private Issuer Status” of this proxy statement/prospectus for additional information.
As a company incorporated in the Cayman Islands, Parent will be permitted to adopt certain home country practices in relation to corporate governance matters that differ significantly from Nasdaq corporate governance listing standards applicable to domestic U.S. companies; these practices may afford less protection to shareholders than they would enjoy if Parent complied fully with Nasdaq corporate governance listing standards.
Parent is a company incorporated in the Cayman Islands, and, after the consummation of the Business Combination, its securities will be listed on Nasdaq. Nasdaq market rules permit a foreign private issuer like Parent to follow the corporate governance practices of its home country. Certain corporate governance practices in the Cayman Islands, which is Parent’s home country, may differ significantly from Nasdaq corporate governance listing standards applicable to domestic U.S. companies. Among other things, Parent is not required to have: (1) a majority of the board of directors consist of independent directors; (2) a compensation committee consisting of independent directors; (3) a nominating committee consisting of independent directors; or (4) regularly scheduled executive sessions with only independent directors each year.
Although not required and as may be changed from time to time, Parent intends to have, as of the consummation of the Business Combination, a majority-independent board of directors, a majority-independent compensation committee and a nominating committee. Subject to the foregoing, Parent intends to rely on the exemptions listed above. As a result, you may not be provided with the benefits of certain corporate governance requirements of Nasdaq applicable to U.S. domestic public companies. See the section entitled “Management of Parent Following the Business Combination — Foreign Private Issuer Status” of this proxy statement/prospectus for additional information.
Noventiq’s and CGAC’s operations may be restricted during the pendency of the Business Combination pursuant to terms of the Business Combination Agreement.
Prior to the consummation of the Business Combination, Noventiq is subject to customary interim operating covenants relating to carrying on its business in the ordinary course of business and is also subject to customary restrictions on actions that may be taken during such period without CGAC’s consent. As a result, Noventiq may be unable, during the pendency of the Business Combination, to make certain acquisitions and capital expenditures, borrow money or otherwise pursue other actions, even if such actions would prove beneficial.

CGAC is, prior to the consummation of the Business Combination, also subject to customary interim operating covenants relating to carrying on its business in the ordinary course of business and is also subject to customary restrictions on actions that may be taken during such period without Noventiq’s consent. As a result, CGAC may be unable, during the pendency of the Business Combination, to make certain acquisitions, dispositions and capital expenditures, borrow money or otherwise pursue other actions, even if such actions would prove beneficial.
Parent may incur successor liabilities due to conduct arising prior to the completion of the Business Combination.
Parent may be subject to certain liabilities of CGAC and Noventiq. CGAC and Noventiq at times may each become subject to litigation claims in the operation of their respective businesses. From time to time, Noventiq and Parent may also face claims from third parties, and some of these claims may lead to litigation. Noventiq and Parent may also initiate certain claims against third parties. Any litigation may be expensive and time-consuming and could divert management’s attention from Parent’s business and negatively affect its operating results or financial condition. The outcome of any litigation cannot be guaranteed, and adverse outcomes can affect CGAC, Noventiq and Parent negatively.
Subsequent to the consummation of the Business Combination, Parent may be required to take write-downs or write-offs, or it may be subject to restructuring, impairment or other charges that could have a significant negative effect on Parent’s financial condition, results of operations and the price of Parent ordinary shares, which could cause you to lose some or all of your investment.
Although CGAC has conducted due diligence on Noventiq, this diligence may not reveal all material issues that may be present with Noventiq’s business. Factors outside of CGAC’s and Noventiq’s respective control may, at any time, arise. As a result of these factors, Parent may be forced to later write-down or write-off assets, restructure operations, or incur impairment or other charges that could result in the combined company reporting losses. Even if CGAC’s due diligence successfully identified certain risks, unexpected risks may arise, and previously known risks may materialize in a manner not consistent with CGAC’s preliminary risk analysis. Even though these charges may be non-cash items and therefore not have an immediate impact on the combined company’s liquidity, the fact that the combined company reports charges of this nature could contribute to negative market perceptions about the combined company or its securities. In addition, charges of this nature may cause the combined company to be unable to obtain future financing on favorable terms or at all.
CGAC’s ability to successfully effect the Business Combination and Noventiq’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of Noventiq, all of whom CGAC expects to stay with the combined company following the consummation of the Business Combination. Any loss of such key personnel could negatively impact the operations and financial results of the combined business.
Noventiq’s ability to successfully operate the business following the consummation of the Business Combination is dependent upon the efforts of certain key personnel of Noventiq. Although CGAC expects key personnel to remain with the combined company following the consummation of the Business Combination, there can be no assurance that they will do so. It is possible that Noventiq will lose some key personnel, the loss of which could negatively impact the operations and profitability of the combined company. Furthermore, following the consummation of the Business Combination, certain of the key personnel of Noventiq may be unfamiliar with the requirements of operating a company regulated by the SEC, which could cause the combined company to have to expend time and resources helping them become familiar with such requirements.
The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed.
The Business Combination Agreement is subject to a number of conditions which must be fulfilled in order to complete the Business Combination. Those conditions include approval by CGAC’s shareholders; and the absence of any statute, rule, regulation, injunction, order, or decree, that is enacted, entered, promulgated, or enforced and prohibits, prevents, or makes illegal the completion of the Business

Combination, and the absence of any claim, litigation or proceeding initiated and pending or threatened relating to the Business Combination Agreement or the Business Combination or seeking to prevent the completion of the Business Combination. Each party’s obligation to complete the Business Combination is also subject to certain additional customary conditions. These conditions to the closing may not be fulfilled in a timely manner or at all, and, accordingly, the Business Combination may not be completed.
The relative lack of U.S. public company experience by Parent’s management team may put Parent at a competitive disadvantage.
As a company with a class of securities that will be registered under the Exchange Act, Parent will be subject to reporting and other legal, accounting, corporate governance, and regulatory requirements imposed by the Exchange Act or the Sarbanes-Oxley Act. Parent’s management team lacks U.S. public company experience, which could impair Parent’s ability to comply with these legal, accounting, and regulatory requirements. Such responsibilities include complying with securities laws and making required disclosures on a timely basis. Parent’s senior management may not be able to implement and effect programs and policies in an effective and timely manner that adequately respond to such increased legal and regulatory compliance and reporting requirements. Parent’s failure to do so could lead to the imposition of fines and penalties and negatively impact Parent’s business and operations.
Certain of Parent’s shareholders, including the Sponsor, may engage in business activities which compete with Parent or otherwise conflict with Parent’s interests.
The Sponsor is in the business of making investments in companies and may from time to time acquire and hold interests in businesses that compete directly or indirectly with Parent. The Parent Articles may provide that none of the Sponsor, any of their respective affiliates or any director who is not employed by Parent (including any non-employee director who serves as one of Parent’s officers in both his director and officer capacities) or his or her affiliates will have any duty to refrain from engaging, directly or indirectly, in the same business activities or similar business activities or lines of business in which Parent operates. The Sponsor also may pursue acquisition opportunities that may be complementary to Parent’s business and, as a result, those acquisition opportunities may not be available to Parent.
We may be the target of securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the Business Combination from being completed.
Securities class action lawsuits and derivative lawsuits are often brought against public companies that have entered into merger or business combination agreements. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on CGAC’s or Parent’s liquidity and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting completion of the Business Combination, then that injunction may delay or prevent the Business Combination from being completed, which may adversely affect CGAC’s or Parent’s or, if the Business Combination is completed but delayed, Parent’s business, financial position and results of operations. We cannot predict whether any such lawsuits will be filed.
Risks Relating to Ownership of Parent Ordinary Shares Following the Business Combination
The market price of Parent ordinary shares after the Business Combination may be affected by factors different from those currently affecting the prices of CGAC’s ordinary shares and may be volatile.
Prior to the Business Combination, CGAC has had limited operations. Upon completion of the Business Combination, Parent’s results of operations will depend upon the performance of the Noventiq’s business, which are affected by factors that are different from those currently affecting the results of operations of CGAC.
In addition, following the Business Combination, fluctuations in the price of Parent’s securities could contribute to the loss of all or part of your investment. Accordingly, the valuation ascribed to Parent in the Business Combination may not be indicative of the price that will prevail in the trading market following the Business Combination.

If an active market for Parent’s securities develops and continues, the trading price of Parent’s securities following the Business Combination could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond Parent’s control. Price volatility may be greater if the public float and trading volume of Parent ordinary shares is low.
Any of the factors listed below could have a material adverse effect on your investment in Parent’s securities and Parent’s securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of Parent’s securities may not recover and may experience a further decline. Factors affecting the trading price of Parent’s securities may include:
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actual or anticipated fluctuations in Parent’s interim financial results or the interim financial results of companies perceived to be similar to Parent;

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changes in the market’s expectations about Parent’s operating results;

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success of competitors;

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lack of adjacent competitors;

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Parent’s operating results failing to meet the expectation of securities analysts or investors in a particular period;

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changes in financial estimates and recommendations by securities analysts concerning Parent or the industries in which Parent operates in general;

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operating and share price performance of other companies that investors deem comparable to Parent;

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announcements by Parent or its competitors of significant contracts, acquisitions, joint ventures, other strategic relationships or capital commitments;

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changes in laws and regulations affecting Parent’s business;

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commencement of, or involvement in, litigation involving Parent;

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changes in Parent’s capital structure, such as future issuances of securities or the incurrence of additional debt;

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the volume of ordinary shares of Parent available for public sale;

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any significant change in Parent’s Board or management;

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sales of substantial amounts of Parent ordinary shares by its directors, executive officers or significant shareholders or the perception that such sales could occur;

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general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism; and

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changes in accounting standards, policies, guidelines, interpretations or principles.

Broad market and industry factors may materially harm the market price of Parent’s securities irrespective of its operating performance. The stock market in general and Nasdaq have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected.
In the past, following periods of market volatility, shareholders have instituted securities class action litigation. If Parent is involved in securities litigation, it could have a substantial cost and divert resources and the attention of executive management from Parent’s business regardless of the outcome of such litigation.
Parent may redeem your unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless.
Following the consummation of the Business Combination, Parent will have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the closing price of Parent ordinary shares equals or exceeds $18.00 per share

(as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to proper notice of such redemption provided that on the date Parent gives notice of redemption. Parent will not redeem the warrants unless an effective registration statement under the Securities Act covering the Parent ordinary shares issuable upon exercise of the warrants is effective and a current prospectus relating to those Parent ordinary shares is available throughout the 30-day redemption period, except if the warrants may be exercised on a cashless basis and such cashless exercise is exempt from registration under the Securities Act. If and when the warrants become redeemable by Parent, Parent may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force you to (i) exercise your warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) sell your warrants at the then-current market price when you might otherwise wish to hold your warrants or (iii) accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of your warrants.
If the Business Combination’s benefits do not meet the expectations of financial analysts, the market price of Parent ordinary shares may decline after the Business Combination.
The market price of Parent’s securities may decline as a result of the Business Combination if Parent does not achieve the perceived benefits of the Business Combination as rapidly, or to the extent anticipated by, financial analysts or the effect of the Business Combination on Parent’s financial results is not consistent with the expectations of financial analysts. Accordingly, holders of Parent’s securities may experience a loss as a result of a decline in the market price of Parent’s securities. In addition, a decline in the market price of Parent’s securities could adversely affect Parent’s ability to issue additional securities and to obtain additional financing in the future.
Even if the Business Combination is consummated, the Parent warrants may never be in the money and may expire worthless.
The exercise price for the Parent warrants is $11.50 per Parent ordinary share. The Parent warrants may never be in the money prior to their expiration, and as such, the warrants may expire worthless.
Future issuances of debt securities and/or equity securities may adversely affect Parent, including the market price of Parent ordinary shares, and may be dilutive to existing Parent shareholders.
In the future, Parent may incur debt and/or issue equity ranking senior to the Parent ordinary shares. Those securities will generally have priority upon liquidation. Such securities also may be governed by an indenture or other instrument containing covenants restricting Parent’s operating flexibility. Additionally, any convertible or exchangeable securities that Parent issues in the future may have rights, preferences and privileges more favorable than those of the Parent ordinary shares. Because Parent’s decision to issue debt and/or equity in the future will depend, in part, on market conditions and other factors beyond Parent’s control, it cannot predict or estimate the amount, timing, nature or success of Parent’s future capital raising efforts. As a result, future capital raising efforts may reduce the market price of Parent ordinary shares and be dilutive to existing Parent shareholders.
Future sales, or the perception of future sales, by Parent or its shareholders in the public market following the Business Combination could cause the market price for Parent ordinary shares to decline.
The sale of Parent ordinary shares in the public market, or the perception that such sales could occur, could harm the prevailing market price of Parent ordinary shares. These sales, or the possibility that these sales may occur, also might make it more difficult for Parent to sell equity securities in the future at a time and at a price that it deems appropriate.
Certain current shareholders of Noventiq will be subject to a 180-day lock-up period (subject to limited exceptions) on transferring their equity interests in Parent. Upon the expiration or waiver of the lock-ups described above, shares held by such persons will be eligible for resale, subject to volume, manner of sale and other limitations under Rule 144, when such rule becomes applicable to Parent. In addition, such persons have the right, subject to certain conditions, to require Parent to register the sale of their Parent ordinary shares under the Securities Act. By exercising their registration rights and selling a large number of shares, these shareholders could cause the prevailing market price of Parent ordinary shares to decline. Approximately 21 million Parent ordinary shares will be subject to lock-up agreements but may be sold into the market once eligible for resale. Please see the section entitled “Proposal No. 1 — The Business Combination Proposal — Other Related Agreements — Registration Rights Agreement” for more information.
As restrictions on resale end or if these shareholders exercise their registration rights, the market price of Parent ordinary shares could drop significantly if the holders of these shares sell them or are perceived by the market as intending to sell them. These factors could also make it more difficult for Parent to raise additional funds through future offerings of Parent ordinary shares or other securities.
In addition, the Parent ordinary shares reserved for future issuance under the Incentive Plan will become eligible for sale in the public market once those shares are issued, subject to provisions relating to various vesting requirements and, in some cases, limitations on volume and manner of sale applicable to affiliates under Rule 144. The number of Parent ordinary shares expected to be reserved for future issuance under its equity incentive plans is 3,150,000, which represents approximately 10% of the Parent ordinary shares that will be outstanding following the consummation of the Business Combination. Parent is expected to file one or more registration statements on Form S-8 under the Securities Act to register Parent ordinary shares or securities convertible into or exchangeable for Parent ordinary shares issued pursuant to the Incentive Plan. Accordingly, shares registered under such registration statements will be available for sale in the open market.
In the future, Parent may also issue its securities in connection with investments or acquisitions. The amount of Parent ordinary shares issued in connection with an investment or acquisition could constitute a material portion of Parent’s then-outstanding Parent ordinary shares. Any issuance of additional securities in connection with investments or acquisitions may result in additional dilution to the Parent’s shareholders.
Anti-takeover provisions in Parent’s governing documents could delay or prevent a change of control.
Certain provisions of Parent’s amended memorandum and articles of association to become effective upon the consummation of the Business Combination may have an anti-takeover effect and may delay, defer or prevent a merger, acquisition, tender offer, takeover attempt or other change of control transaction that a shareholder might consider in its best interest, including those attempts that might result in a premium over the market price for the shares held by Parent’s shareholders.
These provisions provide for, among other things:
•
the ability of Parent’s board of directors to issue one or more series of preferred shares;

•
advance notice for nominations of directors by shareholders and for shareholders to include matters to be considered at Parent’s annual general meetings; and

•
certain limitations on convening general meetings of shareholders.

These anti-takeover provisions could make it more difficult for a third party to acquire Parent, even if the third party’s offer may be considered beneficial by many of Parent’s shareholders. As a result, Parent’s shareholders may be limited in their ability to obtain a premium for their shares. These provisions could also discourage proxy contests and make it more difficult for you and other shareholders to elect directors of your choosing and to cause Parent to take other corporate actions you desire. See the section entitled “Description of Parent Share Capital” of this proxy statement/prospectus for additional information.
Because there are no current plans to pay cash dividends on Parent’s ordinary shares for the foreseeable future, you may not receive any return on investment unless you sell your Parent ordinary shares for a price greater than that which you paid for it.
Parent intends to retain future earnings, if any, for future operations, expansion and debt repayment and there are no current plans to pay any cash dividends for the foreseeable future. The declaration, amount and payment of any future dividends on Parent ordinary shares will be at the sole discretion of Parent’s board of directors. Parent’s board of directors may take into account general and economic conditions, Parent’s financial condition and results of operations, Parent’s available cash and current and anticipated cash needs, capital requirements, contractual, legal, tax, and regulatory restrictions, implications on the payment of dividends by Parent to its shareholders or by its subsidiaries to it and such other factors as Parent’s board of directors may deem relevant. In addition, Parent’s ability to pay dividends is limited by covenants of Noventiq’s existing and outstanding indebtedness and may be limited by covenants of any future indebtedness Parent incurs. As a result, you may not receive any return on an investment in Parent’s Class A ordinary shares unless you sell such shares for a price greater than that which you paid for it.
If securities analysts do not publish research or reports about Parent’s business or if they downgrade Parent’s shares or Parent’s sector, Parent’s ordinary share price and trading volume could decline.
The trading market for Parent ordinary shares will rely in part on the research and reports that industry or financial analysts publish about Parent or its business. Parent will not control these analysts. In addition, some financial analysts may have limited expertise with Noventiq’s model and operations. Furthermore, if one or more of the analysts who do cover Parent downgrade its shares or industry, or the stock or shares of any of its competitors, or publish inaccurate or unfavorable research about its business, the price of Parent ordinary shares could decline. If one or more of these analysts ceases coverage of Parent or fails to publish reports on it regularly, Parent could lose visibility in the market, which in turn could cause its share price or trading volume to decline.
Risks Relating to Redemption
There is no guarantee that a public shareholder’s decision whether to redeem their shares for a pro rata portion of the trust account will put such shareholder in a better future economic position.
No assurance can be given as to the price at which a public shareholder may be able to sell Parent ordinary shares in the future following the completion of the Business Combination. Certain events following the consummation the Business Combination may cause an increase in Parent’s share price and may result in a lower value realized now than an CGAC shareholder might realize in the future had the shareholder not elected to redeem such shareholders’ CGAC Class A ordinary shares. Similarly, if a public shareholder does not redeem his, her or its shares, such shareholder will bear the risk of ownership of Parent ordinary shares after the consummation of the Business Combination, and there can be no assurance that a shareholder can sell his, her or its Parent ordinary shares in the future for a greater amount than the redemption price set forth in this proxy statement/prospectus. Any public shareholder should consult his, her or its own tax and/or financial advisor for assistance on how this may affect its individual situation.
If public shareholders fail to comply with the redemption requirements specified in this proxy statement/prospectus, they will not be entitled to redeem their CGAC Class A ordinary shares for a pro rata portion of the funds held in the trust account.
To exercise their redemption rights, holders of CGAC Class A ordinary shares are required to deliver their shares, either physically or electronically using Depository Trust Company’s DWAC System, to CGAC’s transfer agent prior to the vote at the Meeting. If a public shareholder fails to properly seek redemption as described in this proxy statement/prospectus and the Business Combination with Noventiq is consummated, such holder will not be entitled to redeem these shares for a pro rata portion of funds deposited in the trust account. See the section entitled “The Extraordinary General Meeting of CGAC Shareholders — Redemption Rights” of this proxy statement/prospectus for additional information on how to exercise your redemption rights.
If you or a “group” of shareholders of which you are a part are deemed to hold an aggregate of more than 15% of CGAC Class A ordinary shares, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 15% of CGAC Class A ordinary shares.
A public shareholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its CGAC Class A ordinary shares or, if part of such a group, the group’s CGAC Class A ordinary shares, in excess of 15% of CGAC Class A ordinary shares. Your inability to redeem any such excess CGAC Class A ordinary shares could result in you suffering a material loss on your investment in CGAC if you sell such excess CGAC Class A ordinary shares in open market transactions. CGAC cannot assure you that the value of such excess CGAC Class A ordinary shares will appreciate over time following the Business Combination or that the market price of CGAC Class A ordinary shares will exceed the per-share redemption price.
You will not have any rights or interests in funds from the trust account, except under certain limited circumstances. To liquidate your investment, therefore, you may be forced to sell your public shares and/or warrants, potentially at a loss.
Public shareholders will be entitled to receive funds from the trust account only upon the earlier to occur of: (1) the completion of the Business Combination (or an alternative initial business combination if the Business Combination is not consummated for any reason), and then only in connection with those public shares that such shareholder properly elected to redeem; (2) the redemption of any public shares properly tendered in connection with a shareholder vote to amend CGAC’s amended and restated memorandum and articles of association (a) to modify the substance or timing of CGAC’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of the public shares if CGAC does not complete an initial business combination by June 30, 2024 or (b) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of public shares if CGAC has not completed an initial business combination by June 30, 2024, subject to applicable law and as further described herein. Public shareholders who redeem their public shares in connection with a shareholder vote described in clause (b) in the preceding sentence shall not be entitled to funds from the trust account upon the subsequent completion of an initial business combination or liquidation if CGAC has not completed the Business Combination by June 30, 2024, with respect to such public shares so redeemed. In no other circumstances will a public shareholder have any right or interest of any kind in the trust account. Holders of public warrants will not have any right to the proceeds held in the trust account with respect to the public warrants. Accordingly, to liquidate your investment, you may be forced to sell your public shares or warrants, potentially at a loss.
CGAC is expected to be a passive foreign investment company (“PFIC”) which could result in adverse U.S. federal income tax consequences to U.S. investors who exercise their right to redeem ordinary shares.
CGAC is a blank check company, with no current active business, and is expected to be classified as a PFIC. If CGAC is a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder (as defined in “Material U.S. Federal Income Tax Considerations”) of CGAC ordinary shares or Parent ordinary shares, the U.S. Holder may be subject to adverse U.S. federal income tax consequences upon the redemption of such ordinary shares and may be subject to additional reporting requirements. U.S. Holders are urged to consult their own tax advisors regarding the possible application of the PFIC rules to holders of CGAC securities. See the section entitled “Material U.S. Federal Income Tax Considerations” of this proxy statement/prospectus for a more detailed explanation of the tax consequences of PFIC classification to U.S. Holders.
CGAC’s shareholders may be held liable for claims by third parties against CGAC to the extent of distributions received by CGAC’s shareholders.
If CGAC is unable to complete the Business Combination with Noventiq or another business combination within the required time period, CGAC will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of its remaining shareholders and its board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the requirements of Cayman Islands law or other applicable law. CGAC cannot assure you that it will properly assess all claims that may be potentially brought against it. As such, CGAC’s shareholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of its shareholders may extend well beyond the third anniversary of the date of distribution. Accordingly, CGAC cannot assure you that third parties will not seek to recover from its shareholders amounts owed to them by it.
If CGAC is forced to file a bankruptcy or an involuntary winding-up petition is filed against it which is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance”. As a result, a bankruptcy or insolvency court could seek to recover all amounts received by CGAC’s shareholders. Furthermore, because CGAC intends to distribute the proceeds held in the Trust Account to its public shareholders promptly after the expiration of the time period to complete a business combination, this may be viewed or interpreted as giving preference to its public shareholders over any potential creditors with respect to access to or distributions from its assets. Furthermore, CGAC’s directors may be viewed as having breached their fiduciary duties to CGAC’s creditors and/or may have acted in bad faith, thereby exposing themselves and the company to claims of punitive damages, by paying public shareholders from the Trust Account prior to addressing the claims of creditors. CGAC cannot assure you that claims will not be brought against it for these reasons.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
Introduction
The following unaudited pro forma condensed combined financial information presents the combination of the financial information of CGAC and Noventiq (the “Company”), adjusted to give effect to the Business Combination, and has been prepared in accordance with Article 11 of Regulation S-X. Defined terms included below have the same meaning as terms defined and included elsewhere in this proxy statement/prospectus. All amounts are in the thousands except for share and per share amounts.
CGAC is a blank check company incorporated as a Cayman Islands exempted company on October 20, 2020. CGAC was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. As of December 31, 2023, there was approximately $4,554 held in the Trust Account.
Noventiq is a global solutions and services provider in digital transformation and cybersecurity, headquartered in London. Founded in 1993, Noventiq was formerly known as Softline Holding Plc and changed its name to Noventiq Holdings plc in February 2023. Noventiq enables, facilitates and accelerates the digital transformation of its customers’ businesses, connecting over 75,000 organizations from all industries with hundreds of best-in-class IT vendors, and delivering its own services and solutions.
The historical financial information of CGAC was derived from the audited financial statements of CGAC for the period from January 1, 2023 through December 31, 2023, unaudited condensed consolidated financial statements of CGAC for the period from January 1, 2023 through June 30, 2023, the unaudited condensed financial statements for the period from January 1, 2022 through June 30, 2022, and the audited financial statements for the period from January 1, 2022 through December 31, 2022, included elsewhere in this proxy statement/ prospectus. The historical financial information of Noventiq was derived from the unaudited condensed consolidated financial statements of Noventiq for the period from March 31, 2023 through September 30, 2023 and the audited consolidated financial statements for the period from April 1, 2022 through March 31, 2023, included elsewhere in this proxy statement/prospectus. This information should be read together with Noventiq and CGAC’s unaudited condensed financial statements and related notes and Noventiq and CGAC’s audited financial statements and related notes, the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of CGAC” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Noventiq” and other financial information included elsewhere in this proxy statement/prospectus.
The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and is not necessarily indicative of the financial position and results of operations that would have been achieved had the Business Combination and related transactions occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information may not be useful in predicting the future financial condition and results of operations of the post-combination company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of the unaudited pro forma condensed combined financial information and is subject to change as additional information becomes available and analyses are performed.
Description of the Business Combination
CGAC and the Company entered into a business combination agreement with Corner Growth SPAC Merger Sub, Inc. dated May 4, 2023 (the “Original BCA”), which was amended and restated dated as of December 29, 2023.
Pursuant to Amended and Restated Business Combination Agreement (“BCA”), the parties thereto desire and intend to amend and restate the Original BCA to effect a change in structure of the business combination, whereby (a) CGAC will merge with and into Merger Sub I, with Merger Sub I being the surviving entity (the “Initial Merger”), and (b) following the Initial Merger, Merger Sub 2 will merge with and into the Company (the “Acquisition Merger” and together with the Initial Merger, the “Mergers”), with the Company being the surviving entity and becoming a wholly owned subsidiary of Noventiq Holding Company (“PubCo”), each Merger to occur upon the terms and subject to the conditions set forth in the BCA Agreement and in accordance with the applicable provisions of the Cayman Companies Act (As Revised) (the “Cayman Act”), as applicable.
For more information about the Business Combination and certain agreements executed in connection therewith, see “Proposal No.1 — The Business Combination Proposal” and “Annex A: Amended & Related Business Combination Agreement.”
Anticipated Accounting Treatment
The Business Combination will be accounted for as a capital restructuring in compliance with International Financial Reporting Standards (IFRS), as issued by the International Accounting Standards Board (“IASB”) and the IFRS Interpretations Committee (‘IFRIC’) interpretations. Under this method of accounting, CGAC will be treated as the “acquired” company for financial reporting purposes, and Noventiq will be the accounting acquirer. This determination was based on evaluation of the following facts and circumstances:
•
The Company will have the largest voting interest in the Post-Combination Company under all redemption scenarios;

•
The Company and its shareholders will have the ability to elect a majority of the members of the Post-Combination Company Board;

•
The Company’s senior management will be the senior management of the Post-Combination Company;

•
The Company’s operations will substantially comprise the ongoing operations of the Post-Combination Company; and

•
The Company is the larger entity, in terms of substantive operations and employee base.

Other factors were considered but they would not change the preponderance of factors indicating that the Company would be the accounting acquirer.
The Business Combination, which is not within the scope of IFRS 3 (“Business Combinations”) as CGAC does not meet the definition of a “business”, will be accounted for within the scope of IFRS 2 (“Share-based payment”). For accounting purposes, the transaction will be treated as the equivalent of Pubco issuing shares for the net assets of CGAC, accompanied by a recapitalization. The net assets of CGAC will be stated at historical cost, with no goodwill or other intangible assets recorded. Any excess of fair value of Pubco Shares issued over the fair value of CGAC’s identifiable net assets acquired represents compensation for the service of a stock exchange listing for its shares and is expensed as incurred. The stock exchange listing expense is further increased for the estimated fair value of the Sponsor Earnout Shares.
For purposes of the preparation of the unaudited pro forma condensed combined financial information contained in this proxy statement/prospectus, the fair value of Pubco Ordinary Shares has been estimated based on the market price of the Public Shares, which in turn has been assumed to already reflect a discount for the fair value of the Sponsor Earnout Shares and the Company Shareholder Earnout Shares issuable upon satisfaction of certain conditions specified in the Sponsor Support Agreement and the Business Combination Agreement, respectively.
Sponsor Earnout Shares
The Sponsor Earnout Shares, inclusive of the Sponsor Founder Shares noted elsewhere in this proxy statement/prospectus, consist of 2,000,000 shares, which prior to the A&R Business Combination Agreement was 5,000,000 shares, awarded to shareholders of CGAC on the basis of Pubco achieving certain trading price thresholds following the Closing of the Business Combination. The first 666,667 of the Sponsor Earnout Shares will vest when the volume-weighted average price (“VWAP”) of Pubco Ordinary Shares equals or exceeds $14.00 per share for a period of 20 trading days in a 30 trading day period (the “Sponsor First Level Earnout Target”), the next 666,667 of the Sponsor Earnout Shares will vest when the VWAP of Pubco

Ordinary Shares equals or exceeds $16.00 per share for a period of 20 trading days in a 30 trading day period (the “Sponsor Second Level Earnout Target”), and the remaining 666,666 of the Sponsor Earnout Shares will vest when the VWAP of Pubco Ordinary Shares equals or exceeds $18.00 per share for a period of 20 trading days in a 30 trading day period (the “Sponsor Third Level Earnout Target”). The Sponsor First Level Earnout Target, the Sponsor Second Level Earnout Target and the Sponsor Third Level Earn-Out Target may be achieved at the same time or over the same overlapping trading days. Alternatively, any remaining unvested Sponsor Earnout Shares become vested upon the occurrence of a change in control. Unvested Sponsor Earnout Shares will be forfeited if vesting does not occur prior to the fifth anniversary of the Closing Date of the Business Combination.
The accounting for the Sponsor Earnout Shares was evaluated and determined to be consistent with a bonus payment for a successful stock exchange listing and therefore is within the scope of IFRS 2, because the Sponsor is providing a stock exchange listing service, the instruments are equity based, and the transaction does not meet the definition of a business combination under IFRS 3. As a result, the Sponsor Earnout Shares will be classified as equity and are recognized at fair value and compared to the fair value of the net assets of CGAC. Any difference between the fair value of the shares deemed issued by the Company and the fair value of the net assets of CGAC represents a service received by the Company for the stock exchange listing. Accordingly, a separate adjustment has been recorded in the unaudited pro forma condensed financial information contained in this proxy statement/prospectus to increase the estimated stock exchange listing expense for the estimated fair value of the Sponsor Earnout Shares.
Company Shareholder Earnout Shares and Contingent Share Rights
Noventiq shareholders will receive as additional consideration one Class A Contingent Share Right, one Class B Contingent Share Right and one Class C Contingent Share Right (the “Company Shareholder Earnout Shares”), in each case, for each Parent ordinary share issuable to such Noventiq shareholder at the effective time of the Noventiq Merger pursuant to the Business Combination Agreement, which provide the holders of such Contingent Share Rights the contingent right to receive additional newly issued ordinary shares upon the occurrence of certain events during the earnout period.
The Company Shareholder Earnout Shares consist of 15,000,000 shares awarded on the basis of Pubco achieving certain trading price thresholds following the Closing of the Business Combination. The first 8,000,000 of the Company Shareholder Earnout Shares will vest when the volume-weighted average price (“VWAP”) of Pubco Ordinary Shares equals or exceeds $14.00 per share for a period of 20 trading days in a 30 trading day period (the “Company First Level Earnout Target”), the next 4,000,000 of the Company Shareholder Earnout Shares will vest when the VWAP of Pubco Ordinary Shares equals or exceeds $16.00 per share for a period of 20 trading days in a 30 trading day period (the “Company Second Level Earnout Target”), and the remaining 3,000,000 of the Company Shareholder Earnout Shares will vest when the VWAP of Pubco Ordinary Shares equals or exceeds $18.00 per share for a period of 20 trading days in a 30 trading day period (the “Company Third Level Earnout Target”). The Company First Level Earnout Target, the Company Second Level Earnout Target and the Company Third Level Earnout Target may be achieved at the same time or over the same overlapping trading days. Alternatively, any remaining unvested Company Shareholder Earnout Shares become vested upon the occurrence of a change in control. Unvested Company Shareholder Earnout Shares will be forfeited if vesting does not occur prior to the fifth anniversary of the Closing Date of the Business Combination. During the Earnout Period, if Parent experiences a Change of Control (as defined in the Business Combination Agreement), then any applicable Earn-Out Target that has not been previously satisfied shall be deemed to be satisfied, and the holders of CSRs shall be entitled to receive all applicable Company Shareholder Earnout Shares; provided, that if such Change of Control occurs after the fourth anniversary of the Closing and the cash, securities or other property (or any combination thereof) reflects a value per Parent ordinary shares that is less than $10.00, then only the First Level Earn-Out Target shall be deemed to have been satisfied, and the holders of Class A CSRs shall be entitled to receive only the PubCo Ordinary Shares attributable to the First Level Earn-Out Target.
The accounting for the Company Shareholder Earnout Shares was evaluated and determined to be within the scope of IFRS 2, because the earnouts were provided with the commercial rationale to limit the value of the equity given to CGAC in exchange for the listing service, the instruments are equity based, and the transaction does not meet the definition of a business combination under IFRS 3. As a result, the Company Shareholder Earnout Shares will be classified as equity. The Company has derived the value of the consideration by reference to the more readily determinable publicly-quoted share price of CGAC, which results in no IFRS 2 adjustment. This is because the value of the Company Shareholder Earnout and Contingent Share Rights are already reflected within the publicly-quoted share price pre-consummation, as the terms of such earnout are known to the market, and thereby already reflected in the share price. As such, the IFRS 2 adjustment would be an increase and, equal, decrease within share premium, with no ultimate impact in the unaudited pro forma condensed financial information to further reduce the estimated stock exchange listing expense for the estimated fair value of the Company Shareholder Earnout Shares.
Basis of Pro Forma Presentation
The unaudited pro forma condensed combined financial information has been prepared using the assumptions below with respect to the potential redemption by CGAC’s public stockholders of CGAC’s public shares for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account:
•
Scenario 1 — Assuming No Redemptions into Cash: This presentation assumes that other than the 38,808,563 shares already redeemed by CGAC stockholders as of December 20, 2022, additional 771,499 shares already redeemed by CGAC stockholders as of June 20, 2023, and additional 83,349 shares already redeemed by CGAC stockholders as of March 5, 2024 after an extraordinary meeting of CGAC held on February 29, 2024, no other CGAC stockholders exercise their redemption rights to redeem for cash in connection with the Business Combination.

•
Scenario 2 — Assuming Maximum Redemptions into Cash: This presentation assumes that other than the 38,808,563 shares already redeemed by CGAC stockholders as of December 20, 2022, additional 771,499 shares already redeemed by CGAC stockholders as of June 20, 2023, and additional 83,349 shares already redeemed by CGAC stockholders as of March 5, 2024 after an extraordinary meeting of CGAC held on February 29, 2024, the maximum number of CGAC Public Shares are redeemed for cash by CGAC public shareholders, $3,681 would be paid out in cash (based on the per share redemption price of $10.94), which is the amount required to redeem 336,589 CGAC Public Shares.

The foregoing scenarios are for illustrative purposes only and if the actual facts are different than these assumptions, then the amounts and shares outstanding in the unaudited pro forma condensed combined financial information will be different and those changes could be material. Accordingly, the actual financial position and results of operations may differ significantly from the pro forma amounts presented herein.
The following summarizes the number of Post-Combination Company Shares outstanding, assuming no additional PIPE investors, of the combined company under the redemption scenarios:
	Share ownership in combined company(1) (unaudited)
	Pro Forma Combined (Assuming No Redemption Scenario)		Pro Forma Combined (Assuming Maximum Redemptions Scenario)
Stockholder	Shares	%(2)	Shares	%(2)
Current shareholder equity rollover(3)	31,500,000	94.49%	31,500,000	95.45%
CGAC public shareholders(4)	336,589	1.01%	—	0.00%
CGAC Sponsor(5)(6)	1,500,000	4.50%	1,500,000	4.55%
Total Shares Outstanding	33,336,589	100.00%	33,000,000	100.00%

(1)
The pro forma combined shares ownership outstanding immediately after the Closing of the Business Combination, and subject to change if actual facts differ from the assumptions set forth above.

(2)
Approximate percentage of total outstanding PubCo Ordinary Shares following the closing.

(3)
Excludes 15,000,000 Company Shareholder Earnout Shares.

(4)
Excludes 13,333,333 PubCo Warrants being issued in exchange for an equal number of CGAC public warrants in connection with the Business Combination.

(5)
Excludes 3,800,000 PubCo Warrants being issued in exchange for an equal number of CGAC private warrants in connection with the Business Combination.

(6)
Excludes 1,500,000 Alignment Shares, which are contingent upon obtaining additional PIPE Investments, and 2,000,000 Sponsor Earnout Shares.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL POSITION
AS OF SEPTEMBER 30, 2023
(in thousands of USD, except share and per share amounts)
					Scenario 1			Scenario 2
	As of September 30, 2023	As of December 31, 2023			As of September 30, 2023			As of September 30, 2023
	Noventiq (IFRS, Historical)	Corner Growth Acquisition Corp. (U.S. GAAP Historical)	IFRS Conversion and Presentation Alignment (Note 2)		Transaction Accounting Adjustments (Assuming No Redemptions)		Pro Forma Combined (Assuming No Redemptions)	Transaction Accounting Adjustments (Assuming Maximum Redemptions)		Pro Forma Combined (Assuming Maximum Redemptions)
ASSETS
Non-current assets
Long-term deposits	6,709	—	—		—		6,709	—		6,709
Long-term loans issued	12,253	—	—		—		12,253	—		12,253
Long-term loans issued related party	5,727						5,727			5,727
Property and equipment, net of depreciation	7,396	—	—		—		7,396	—		7,396
Intangible assets, net of amortisation	60,388	—	—		—		60,388	—		60,388
Goodwill	150,024	—	—		—		150,024	—		150,024
Right-of-use assets	14,910	—	—		—		14,910	—		14,910
Investments in joint ventures	505	—	—		—		505	—		505
Other non-current assets	1,679	—	—		—		1,679	—		1,679
Deferred tax assets	11,440	—	—		—		11,440	—		11,440
Cash and marketable securities held in trust account	—	4,554	—		(4,554)	C	—	—		—
Total non-current assets	271,031	4,554	—		(4,554)		271,031	—		271,031
Current assets
Software licenses and other inventory	42,581	—	—		—		42,581	—		42,581
Income tax receivable	7,351	—	—		—		7,351	—		7,351
Trade receivables, net of allowance	313,349	—	—		—		313,349	—		313,349
Advances issued and other current assets	32,236	—	—		(6,962)	E	25,274	—		25,274
Advances issued and other current assets related party	10	—	—		—		10			10
Tender guarantees and deposits	5,677	—	—		—		5,677	—		5,677
Other receivables	201	—	—		—		201	—		201
Other taxes receivable	28,754	—	—		—		28,754	—		28,754
Loans issued	10,362	—	—		—		10,362	—		10,362
Loans issued related party	565						565			565
Prepaid expenses	—	78	—		—		78	—		78
Other current financial assets	5,651	—	—		—		5,651	—		5,651
Cash and cash equivalents	89,104	22	—		3,681	C	75,769	(3,681)	F	72,088
					(17,038)	E
Total current assets	535,841	100	—		(20,319)		515,622	(3,681)		511,941
Total assets	806,872	4,654	—		(24,873)		786,653	(3,681)		782,972
SHAREHOLDERS’ EQUITY AND LIABILITIES
Class A ordinary shares subject to redemption	—	4,554	(4,554)	A	—		—	—		—
Shareholders’ equity
Share capital	56	—	—		(56)	D	—	—		—
Accumulated deficit	(81,059)	(12,583)	—		12,583	G	(132,120)	250	H	(131,870)
					(30,352)	H
					(3,971)	E
					(16,974)	I
					236	K
Share premium	418,817	—	—		3,681	F	438,876	(250)	H	434,945
					(11,614)	E		(3,681)	F
					(12,583)	G		—	D
					30,352	H
					(6,804)	J
					53	D
					16,974	I
Other reserves	(20,031)	—	—		—		(20,031)	—		(20,031)
Treasury shares	(6,804)	—	—		6,804	J	—	—		—
Class A ordinary shares	—	1	—		(1)	F	—	—		—
Class B ordinary shares	—	—	—		—	F	—	—		—

					Scenario 1			Scenario 2
	As of September 30, 2023	As of December 31, 2023			As of September 30, 2023			As of September 30, 2023
	Noventiq (IFRS, Historical)	Corner Growth Acquisition Corp. (U.S. GAAP Historical)	IFRS Conversion and Presentation Alignment (Note 2)		Transaction Accounting Adjustments (Assuming No Redemptions)		Pro Forma Combined (Assuming No Redemptions)	Transaction Accounting Adjustments (Assuming Maximum Redemptions)		Pro Forma Combined (Assuming Maximum Redemptions)
PubCo Ordinary shares	—	—	—		1	F	4	—	F	4
					3	D		—	D
Other components of equity	(6,679)	—	—		—		(6,679)	—		(6,679)
Translation reserve	(70,774)	—	—		—		(70,774)	—		(70,774)
Equity and assets attributable to owners	233,526	(12,582)	—		(11,668)		209,276	(3,681)		205,595
Non-controlling interests	(717)	—	—		—		(717)	—		(717)
Total equity	232,809	(12,582)	—		(11,668)		208,559	(3,681)		204,878
Non-current liabilities
Long-term borrowings	4,189	—	—		—		4,189	—		4,189
Long-term lease liabilities	10,888	—	—		—		10,888	—		10,888
Long-term contingent consideration for acquisitions	45,941	—	—		—		45,941	—		45,941
Long-term deferred payment for acquisitions	1,255	—	—		—		1,255	—		1,255
Other long-term liabilities	5,608	—	—		—		5,608	—		5,608
Long-term tax payable	759	—	—		—		759	—		759
Deferred tax liabilities	11,431	—	—		—		11,431	—		11,431
Warrant liabilities	—	1,298	—		(236)	K	1,062	—		1,062
Deferred underwriting fee payable	—	7,000	—		(7,000)	E	—	—		—
Class A ordinary shares subject to redemption	—	—	4,554	A	(873)	C	—	—		—
					(3,681)	F
Total non-current liabilities	80,071	8,298	4,554		(11,790)		81,133	—		81,133
Current liabilities
Trade and other payables	359,308	—	—		—		359,308	—		359,308
Due to related party	—	1,911	—		(643)	E	1,268	—		1,268
Accrued expenses	—	2,473	—		(772)	E	1,701	—		1,701
					2,991	E
					(2,991)	E
Contract liabilities	13,260	—	—		—		13,260	—		13,260
Contract liabilities related party	39						39			39
Short-term borrowings	65,128	—	—		—		65,128	—		65,128
Short-term borrowings related party	—						—			—
Short-term lease liabilities	5,072	—	—		—		5,072	—		5,072
Other taxes payable	21,675	—	—		—		21,675	—		21,675
Short-term deferred payment for acquisitions	3,434	—	—		—		3,434	—		3,434
Short-term contingent consideration for acquisitions	22,143	—	—		—		22,143	—		22,143
Income tax payable	3,933	—	—		—		3,933	—		3,933
Total current liabilities	493,992	4,384	—		(1,415)		496,961	—		496,961
Total liabilities	574,063	12,682	4,554		(13,205)		578,094	—		578,094
Total shareholders’ equity and liabilities	806,872	4,654	—		(24,873)		786,653	(3,681)		782,972

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF PROFIT OR LOSS AND
OTHER COMPREHENSIVE INCOME (LOSS)
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2023
(in thousands of USD, except share and per share amounts)
					Scenario 1			Scenario 2
	September 30, 2023	December 31, 2023			September 30, 2023			September 30, 2023
(Amounts shown in thousands of US dollars)	Noventiq (IFRS, Historical)	Corner Growth Acquisition Corp. (U.S. GAAP Historical)	IFRS Conversion and Presentation Alignment (Note 2)		Transaction Accounting Adjustments (Assuming No Redemptions)		Pro Forma Combined (Assuming No Redemptions)	Transaction Accounting Adjustments (Assuming Maximum Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
Revenue from contracts with customers	219,757	—	—		—		219,757	—	219,757
Cost of sales	(125,947)	—	—		—		(125,947)	—	(125,947)
Gross profit	93,810	—	—		—		93,810	—	93,810
Selling, general and administrative expenses	(99,027)	—			—		(99,027)	—	(99,027)
Operating and formation costs	—	(1,240)	1,240	B	—		—	—	—
Other operating income	3,581	—	—		—		3,581	—	3,581
Other operating expenses	(7,854)	—	(1,240)	B	—		(9,094)	—	(9,094)
Operating loss	(9,490)	(1,240)	—		—		(10,730)	—	(10,730)
Share of net income in associates and joint ventures	(103)	—	—		—		(103)	—	(103)
Foreign exchange loss	(5,844)	—	—		—		(5,844)	—	(5,844)
Finance income	3,574	—	—		—		3,574	—	3,574
Finance costs	(8,805)	—	—		—		(8,805)	—	(8,805)
Change in fair value of financial instruments	(3,693)	—	—		—		(3,693)	—	(3,693)
Earnings and realized gain on marketable securities held in Trust Account	—	117	—		(117)	AA	—	—	—
Transaction costs	—	—	—		—		—	—	—
Change in fair value of warrant liabilities	—	1,423	—		(258)	EE	1,165	—	1,165
Loss before tax	(24,361)	300	—		(375)		(24,436)	—	(24,436)
Income tax expense	(3,755)	—	—		—		(3,755)	—	(3,755)
Net profit/ (loss) for the year	(28,116)	300	—		(375)		(28,191)	—	(28,191)
Attributable to holders of the Company	(26,735)	300	—		(375)		(26,810)	—	(26,810)
Non-controlling interests	(1,381)	—	—		—		(1,381)	—	(1,381)
Other comprehensive income
Other comprehensive income that may be reclassified to profit or loss in subsequent periods (net of tax):
Translation difference	(12,633)	—	—		—		(12,633)	—	(12,633)
Total other comprehensive income / (loss), net of tax	(12,633)	—	—		—		(12,633)	—	(12,633)
Total comprehensive income / (loss) for the year, net of tax	(40,749)	300	—		(375)		(40,824)	—	(40,824)
Attributable to holders of the Company	(38,541)	300	—		(375)		(38,616)	—	(38,616)
Non-controlling interest	(2,208)	—	—		—		(2,208)	—	(2,208)
Basic earnings/(loss) per share, US dollars	$(0.12)
Diluted earnings/(loss) per share, US dollars	$(0.12)
Basic and diluted earnings per share	$(0.12)
Basic and diluted net income (loss) per Class A redeemable ordinary share		$0.03
Basic and diluted net income (loss) per Class A nonredeemable ordinary share and Class B ordinary share		$0.03
Pro forma weighted average shares outstanding basic and diluted							33,336,589		33,000,000
Pro forma basic and diluted net (loss) income per share							$(0.80)		$(0.81)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF PROFIT OR LOSS AND
OTHER COMPREHENSIVE INCOME (LOSS)
FOR THE YEAR ENDED MARCH 31, 2023
(in thousands of USD, except share and per share amounts)
					Scenario 1			Scenario 2
	March 31, 2023	June 30, 2023			March 31, 2023			March 31, 2023
(Amounts shown in thousands of US dollars)	Noventiq (IFRS, Historical)	Corner Growth Acquisition Corp. (U.S. GAAP Historical)	IFRS Conversion and Presentation Alignment (Note 2)		Transaction Accounting Adjustments (Assuming No Redemptions)		Pro Forma Combined (Assuming No Redemptions)	Transaction Accounting Adjustments (Assuming Maximum Redemptions)		Pro Forma Combined (Assuming Maximum Redemptions)
Continuing operations
Revenue from contracts with customers	401,765	—	—		—		401,765	—		401,765
Cost of sales	(225,623)	—	—		—		(225,623)	—		(225,623)
Gross profit	176,142	—	—		—		176,142	—		176,142
Selling, general and administrative expenses	(170,626)	—	—		(3,971)	BB	(221,923)	250	CC	(221,673)
					(16,974)	DD
					(30,352)	CC
Operating and formation costs	—	(2,917)	2,917	B	—		—	—		—
Other operating income	4,483	—	—		—		4,483	—		4,483
Other operating expenses	(22,319)	—	(2,917)	B	236	EE	(25,000)	—		(25,000)
Operating loss	(12,320)	(2,917)	—		(51,061)		(66,298)	250		(66,048)
Share of net income in associates and joint ventures	(163)	—	—		—		(163)	—		(163)
Foreign exchange loss	(8,516)	—	—		—		(8,516)	—		(8,516)
Finance income	5,187	—	—		—		5,187	—		5,187
Finance costs	(19,759)	—	—		—		(19,759)	—		(19,759)
Change in fair value of financial instruments	5,237	—	—		—		5,237	—		5,237
Earnings and realized gain on marketable securities held in Trust Account	—	5,429	—		(5,429)	AA	—	—		—
Transaction costs	—	(102)	—		—		(102)	—		(102)
Change in fair value of warrant liabilities	—	(1,662)	—		302	EE	(1,360)	—		(1,360)
Loss before tax from continuing operations	(30,334)	748	—		(56,188)		(85,774)	250		(85,524)
Income tax expense	(4,108)	—	—		—		(4,108)	—		(4,108)
Net loss for the year from continuing operations	(34,442)	748	—		(56,188)		(89,882)	250		(89,632)
Net profit for the year from discontinued operations	227,066	—	—		—		227,066			227,066
Net profit/ (loss) for the year	192,624	748	—		(56,188)		137,184	250		137,434
Attributable to holders of the Company	193,651	748	—		(56,188)		138,211	250		138,461
Non-controlling interests	(1,027)	—	—		—		(1,027)	—		(1,027)
Other comprehensive income
Other comprehensive income that may be reclassified to profit or loss in subsequent periods (net of tax):
Translation difference	(50,598)	—	—		—		(50,598)	—		(50,598)
Other comprehensive income not to be reclassified to profit or loss in subsequent periods (net of tax):	—	—	—		—		—	—		—
Fair value reserve of equity instrument designated at FVOCI	(19,905)	—	—		—		(19,905)	—		(19,905)
Total other comprehensive income / (loss), net of tax	(70,503)	—	—		—		(70,503)	—		(70,503)
Total comprehensive income / (loss) for the year, net of tax	122,121	748	—		(56,188)		66,681	250		66,931
Attributable to holders of the Company	122,347	748	—		(56,188)		66,907	250		67,157
Non-controlling interest	(226)	—	—		—		(226)	—		(226)
Basic earnings/(loss) per share, US dollars	$0.86
Diluted earnings/(loss) per share, US dollars	$0.85
Basic and diluted earnings per share from continuing operations	$(0.15)
Basic earnings per share from discontinued operations	$1.01
Diluted earnings per share from discontinued operations	$1.00
Basic and diluted net income (loss) per Class A redeemable ordinary share		$0.03
Basic and diluted net income (loss) per Class A nonredeemable ordinary share and Class B ordinary share		$0.03
Pro forma weighted average shares outstanding basic and diluted							33,336,589			33,000,000
Pro forma basic and diluted net (loss) income per share							$4.15			$4.20

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Note 1.   Basis of Presentation
The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only.
The historical consolidated financial statements of the Company have been prepared in accordance with IFRS. The historical financial statements of CGAC have been prepared in accordance with U.S. GAAP.
For accounting purposes, the financial statements of the combined company will represent a continuation of the consolidated financial statements of the Company with the acquisition being treated an acquisition of CGAC by the Company in the way of the Company issuing equity instruments for the net assets of CGAC as of the Closing of the Business Combination. The identifiable assets and liabilities of CGAC will be stated at pre-combination carrying amounts, with no goodwill or other intangible assets recorded.
One-time direct and incremental transaction costs anticipated to be incurred prior to, or concurrent with, the consummation are reflected in the unaudited pro forma condensed combined statement of financial position as either a direct reduction to the accumulated deficit or directly expensed and are assumed to be cash settled.
The unaudited pro forma condensed combined statement of financial position as of September 30, 2023 and the unaudited pro forma condensed combined statements of profit or loss and other comprehensive income (loss) as of and for the six months ended September 30, 2023 are based on the unaudited condensed financial statements of CGAC and unaudited condensed consolidated financial statements of the Company. The unaudited pro forma condensed combined statements of profit or loss and other comprehensive income (loss) for the year ended March 31, 2023 are based on the unaudited condensed consolidated financial statements of CGAC and audited consolidated financial statements of the Company. The accounting adjustments for the Business Combination consist of those necessary to account for the Business Combination.
The Company and CGAC did not have any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.
The unaudited pro forma condensed combined statement of financial position as of September 30, 2023 presents pro forma effect to the Business Combination as if it had been completed on September 30, 2023. The unaudited pro forma condensed combined statement of profit or loss and other comprehensive income (loss) for the six months ended September 30, 2023 and for the year ended March 31, 2023 presents pro forma effect to the Business Combination as if it had been completed on April 1, 2022, the beginning of the earliest period presented.
The Company and CGAC have different fiscal year ends, therefore the unaudited pro forma statements have combined operating results of annual and interim periods that end within 93 days of the end of the Company’s latest annual and interim periods, consistent with the SEC’s pro forma requirements.
The unaudited pro forma condensed combined statement of financial position as of September 30, 2023 has been derived from:
•
The historical unaudited condensed consolidated financial statements of the Company as of and for the six months ended September 30, 2023, and the related notes thereto included elsewhere in this proxy statement/prospectus; and

•
The historical audited financial statements of CGAC as of and for the year ended December 31, 2023, and the related notes thereto included elsewhere in this proxy statement/prospectus.

The unaudited pro forma condensed combined statement of profit or loss and other comprehensive income (loss) for the six months ended September 30, 2023 has been prepared using, and should be read in conjunction with, the following:
•
Noventiq’s unaudited condensed consolidated statement of profit or loss and other comprehensive income (loss) for the six months ended September 30, 2023 and the related notes thereto, included elsewhere in this proxy statement/prospectus; and

•
CGAC’s historical unaudited condensed consolidated statement of operations for the six months ended December 31, 2023 includes CGAC’s results of operations for the period from January 1, 2023 through December 31, 2023 less the results of operations for the period from January 1, 2023 through June 30, 2023.

The unaudited pro forma condensed combined statement of profit or loss and other comprehensive income (loss) for the year ended March 31, 2023 has been prepared using, and should be read in conjunction with, the following:
•
Noventiq’s audited consolidated statement of profit or loss and other comprehensive income (loss) for the year ended March 31, 2023 and the related notes thereto, included elsewhere in this proxy statement/prospectus; and

•
CGAC’s historical unaudited condensed consolidated statement of operations for the year ended June 30, 2023 includes CGAC’s results of operations for the period from January 1, 2022 through December 31, 2022, plus the results of operations for the six months ended June 30, 2023 less the results of operations for the period from January 1, 2022 through June 30, 2022.

The historical basic and diluted earnings per share data used in the unaudited pro forma condensed combined statement of profit or loss for the year ended March 31, 2023 has been prepared using, and should be read in conjunction with, the following:
•
Noventiq’s audited earnings per share for the year ended March 31, 2023 and the related notes thereto, included elsewhere in this proxy statement/prospectus; and

•
CGAC’s historical unaudited earnings per share for the year ended June 30, 2023 includes calculating the weighted average shares outstanding for the year ended June 30, 2023 by taking one-half of the following sum: the weighted average shares outstanding for the period from January 1, 2022 through December 31, 2022 multiplied by two, less the weighted average shares outstanding for the six months ended June 30, 2022, and adding the unaudited weighted average shares outstanding for the period from January 1, 2023 through June 30, 2023.

The historical basic and diluted earnings per share data used in the unaudited pro forma condensed combined statement of profit or loss for the six months ended September 30, 2023 has been prepared using, and should be read in conjunction with the following:
•
Noventiq’s unaudited earnings per share for the six months ended September 30, 2023 and the related notes thereto, included elsewhere in this proxy statement/prospectus; and

•
CGAC’s historical unaudited earnings per share for the six months ended December 31, 2023 includes calculating the weighted average shares outstanding for the six months ended December 31, 2023 by taking: the weighted average shares outstanding for the period from January 1, 2023 through December 31, 2023 multiplied by two, less the weighted average shares outstanding for the six months ended June 30, 2023.

Information has been prepared based on these preliminary estimates, and the final amounts recorded may differ materially from the information presented. The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Business Combination.
The Company has made significant estimates and assumptions in its determination of the pro forma adjustments. The pro forma adjustments reflecting the consummation of the Business Combination are based on certain currently available information and certain assumptions and methodologies that Noventiq believes are reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. The Company believes that these assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination had taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the combined company. They should be read in conjunction with the historical financial statements and notes thereto of Noventiq and CGAC.
Note 2.   IFRS Conversion and Presentation Alignment
The historical financial statements of the Company have been prepared in accordance with IFRS as issued by the IASB and in its presentation currency of the U.S. dollar. The historical financial statements of CGAC have been prepared in accordance with U.S. GAAP in its presentation currency of the U.S. dollar. The unaudited pro forma condensed combined financial information reflects IFRS, the basis of accounting used by the Company and what will be used by the registrant, the Post-Combination Company.
The only adjustment required to convert CGAC’s financial statements from U.S. GAAP to IFRS for purposes of the unaudited pro forma condensed combined financial information was to adjust CGAC’s Class A common stock subject to possible redemption, which is classified within temporary equity under U.S. GAAP to non-current financial liabilities under IFRS.
Further, as part of the preparation of the unaudited pro forma condensed combined financial information, certain reclassifications were made to align CGAC’s historical financial information in accordance with the presentation of the Company’s historical financial information.
The IFRS conversion and presentation alignment adjustments included in the unaudited pro forma condensed combined statement of financial position as of September 30, 2023, in the unaudited pro forma condensed combined statement of profit or loss and other comprehensive income (loss) for the six months ended September 30, 2023 and in the unaudited pro forma condensed combined statement of profit or loss and other comprehensive income (loss) for the year ended March 31, 2023 are as follows:
A.
Reflects the adjustment of CGAC’s ordinary shares subject to redemption to non-current financial liabilities.

B.
Reflects reclassification/alignments of CGAC expenses to align CGAC’s historical financial information in accordance with the presentation of Noventiq’s historical financial information.

Note 3.   Accounting Policies
Upon consummation of the Business Combination, management will perform a comprehensive review of the two entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.
Note 4.   Adjustments to Unaudited Pro Forma Condensed Combined Financial Information
Transaction Accounting Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Financial Position
The adjustments included in the unaudited pro forma condensed combined statement of financial position as of September 30, 2023 are as follows:
C.
To reflect the release of $3,681 cash from marketable securities held in the Trust Account to cash and cash equivalents that becomes available at Closing of the Business Combination post redemption of 83,349 shares for $912 in March 2024. The reclassification comes after the increase of additional income of $39 from the Trust Account investments from June 30, 2023 up to the date of the third redemption in March 2024.

D.
To reflect the conversion and exchange of the Company’s share capital for PubCo Ordinary Shares as part of the Business Combination.

E.
To reflect the payment of an aggregate of approximately $24,000 of estimated legal, financial advisory and other professional fees for both Noventiq and CGAC related to the Business Combination (excluding $3,000 related to PIPE Agent Fee assuming no additional PIPE investors), including approximately $1,415 of accrued expenses and due to related party and $7,000 of deferred underwriting commission included in the historical CGAC financial statements directly attributable to the Business Combination. Approximately $6,962 has been incurred and recognized by Noventiq as of September 30, 2023, of which $6,772 is included in the $11,614 that represents estimated equity issuance costs and adjusted to share premium. The remaining transaction costs related to the legal, financial advisory, accounting and other professional fees (inclusive of the fees associated with the Finder’s Fee Arrangement) of approximately $3,971 is reflected as an adjustment to accumulated deficit and selling, general and administrative expenses. The cost expensed through accumulated deficit is included in the unaudited pro forma condensed combined statement of profit or loss and other comprehensive income (loss) for the year ended March 31, 2023, the earliest period present.

F.
In Scenario 1, which assumes that no CGAC’s Stockholders exercise their redemption rights, the CGAC Public Shares subject to redemption for cash amounting to $3,681 would be transferred to permanent equity. In Scenario 2, which assumes the same facts as described in Scenario 1 above, but also assumes the maximum number of shares of CGAC’s Class A Common Stock are redeemed for cash by CGAC Stockholders, $3,681, would be paid out in cash. The redemption of 336,589 CGAC Public Shares at a price of $10.94 per share of $3,681 would reflect the maximum number of CGAC Public Shares that may be redeemed.

G.
To reflect the elimination of CGAC’s accumulated deficit, which includes interest income and marketable securities held in the Trust Account and reversal of the fair value of warrant liabilities related to the private placement warrant forfeiture through accumulated deficit; See Note AA and Note EE in the Transaction Accounting Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Profit or Loss and Other Comprehensive Income (Loss).

H.
To reflect the preliminary estimated expense recognized, in accordance with IFRS 2, for the excess of the fair value of PubCo Ordinary Shares issued and the fair value of CGAC’s identifiable net assets as of December 31, 2023, resulting in a $30,352 and $30,102 increase to accumulated loss assuming no redemptions and maximum redemptions, respectively. The fair value of shares issued was estimated based on a market price of $11.68 per share of CGAC Class A Common Stock on April 4, 2024. The value is preliminary and will change based on fluctuations in the share price of CGAC Class A Common Stock and changes in the fair value valuations for the other components listed below through the Closing of the Business Combination. A ten percent change in the market price per share of CGAC Class A Common Stock would result in a change of approximately $2,145 and approximately $1,752 in the estimated expense assuming no redemptions and maximum redemptions, respectively.

		Assuming No Redemptions Scenario		Assuming Maximum Redemptions Scenario
	Per Share Value	Shares Outstanding	Fair Value	Shares Outstanding	Fair Value
Class A ordinary shares(1)(2)	$11.68	1,836,589	$21,451	1,500,000	$17,520
Total Fair Value		1,836,589	$21,451	1,500,000	$17,520
Book value(3)			(8,901)		(12,582)
Excess of fair value over book value			$30,352		$30,102

(1)
Price per share based on NASDAQ market price as of April 4, 2024.

(2)
Class A ordinary shares are derived from CGAC public shareholders and CGAC Sponsor, which is inclusive of the independent directors’ shares.

(3)
Reflects the estimated fair value of the CGAC net assets based on the carrying values of CGAC’s net assets as of December 31, 2023, as adjusted for the March 5, 2024 redemptions. The 13,333,333 public warrants and 7,600,000 private placement warrants (of which 3,800,000 are forfeited in the Business Combination and included in Note K and Note EE) have been reflected as a component of the net assets acquired and liabilities assumed in connection with the Business Combination, consistent with their expected treatment as a liability (with corresponding adjustment to fair value through the statement of income/(loss)) pursuant to IAS 32 in the post-consummation financial statements of Pubco.

I.
Reflects the estimated share based contingent payments of 2,000,000 Sponsor Earnout Shares to be granted, based on a preliminary valuation. Fair values are based on valuation techniques (Monte Carlo) using management estimates based on the best information available to management at the time of this proxy statement/prospectus. Aforementioned Earnout Shares are a potential contingent payment arrangement with Sponsor, based on a market condition and without link to service. Thus, the award vests immediately and should be considered as an adjustment to the grant date fair value of the IFRS 2 expense, regardless of whether the target share price of the Sponsor Earnout Event is achieved or not. The actual compensation expense recorded for such Sponsor Earnout Promote Shares may differ from these estimates, and such differences may be material.

First Level ($14.00 Hurdle)	666,667 shares at $8.88 per share	5,920
Second Level ($16.00 Hurdle)	666,667 shares at $8.47 per share	5,647
Third Level ($18.00 Hurdle)	666,666 shares at $8.11 per share	5,407
		16,974

J.
To reflect the extinguishment of the Company’s historical treasury shares.

K.
Immediately prior to the effective time of the Business Combination, 3,800,000 CGAC Warrants held by the Sponsor shall be forfeited and returned to CGAC for cancellation; the remaining 3,800,000 shall be amended to allow for their redemption by the Company once the trading price for PubCo Ordinary Shares equals or exceeds $18.00 per share.

Transaction Accounting Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Profit or Loss and Other Comprehensive Income (Loss)
The adjustments included in the unaudited pro forma condensed combined statements of profit or loss and other comprehensive income (loss) for the six months ended September 30, 2023 and for the year ended March 31, 2023 are as follows:
AA.
To reflect the elimination of interest income generated from the Trust Account

BB.
To reflect the expense related to the transaction costs of the Business Combination for legal, financial advisory, accounting and other professional fees for both Noventiq and CGAC. This is a nonrecurring item.

CC.
To reflect the preliminary estimated share-based compensation expense recognized, in accordance with IFRS 2, for the excess of the fair value of PubCo Ordinary Shares issued and the fair value of Corner’s identifiable net assets as of December 31, 2023; refer to Note H in the Transaction Accounting Adjustments to the Condensed Combined Statement of Financial Position. This is a nonrecurring item.

DD.
To reflect the estimated grant date fair value of the Sponsor Earnout Shares, and related share-based compensation expense, as described in Note I in the Transaction Accounting Adjustments to the Condensed Combined Statement of Financial Position. This is a nonrecurring item.

EE.
To reflect the private placement warrants held by the Sponsor that are forfeited and returned to CGAC for cancellation and the amendment of the remaining private placement warrants that are held by the Sponsor to allow for their redemption by the Company once the trading price for PubCo Ordinary Shares equals or exceeds $18.00 per share. This is a nonrecurring item.

EXTRAORDINARY MEETING OF CGAC SHAREHOLDERS
General
CGAC is furnishing this proxy statement/prospectus to its shareholders as part of the solicitation of proxies by its board of directors for use at the Extraordinary Meeting and at any adjournment or postponement thereof. This proxy statement/prospectus provides CGAC’s shareholders with information they need to know in order to be able to vote or instruct their vote to be cast at the Extraordinary Meeting.
Date, Time and Place
The Extraordinary Meeting will be held in virtual format at 10:00 a.m., Eastern Time, on June 12, 2024, at https://www.cstproxy.com/cgac1/bc2024 to consider and vote upon the Business Combination Proposal, the Merger Proposal, the Charter Proposal, the Incentive Plan Proposal and/or, if necessary, the Adjournment Proposal to permit further solicitation and vote of proxies if, based upon the tabulated votes at the time of the Extraordinary Meeting, CGAC is not authorized to consummate the Business Combination.
The Extraordinary Meeting will be held in virtual meeting format only. You will not be able to attend the Extraordinary Meeting physically.
Purpose of the Extraordinary Meeting
At the Extraordinary Meeting, CGAC is asking holders of CGAC Ordinary Shares to:
•
consider and vote upon a proposal by ordinary resolution to approve and adopt the Business Combination Agreement and approve the Business Combination contemplated by the Business Combination Agreement. We refer to this proposal as the “Business Combination Proposal”. A copy of the Business Combination Agreement is attached to this proxy statement/prospectus as Annex A;

•
consider and vote upon a proposal by special resolution to approve the Plan of Merger and to authorize and approve the CGAC Merger as contemplated by the Business Combination Agreement. We refer to this proposal as the “Merger Proposal”. A Copy of the Plan of Merger is attached to this proxy statement/prospects as Annex D.

•
consider and vote upon, on a non-binding advisory basis, a proposal to approve material differences between the amended and restated memorandum and articles of association of Parent that will be in effect upon the closing of the Business Combination and the existing amended and restated memorandum and articles of association of CGAC. We refer to this as the “Charter Proposal”. A copy of the amended and restated memorandum and articles of association of Parent is attached to this proxy statement/prospectus as Annex E;

•
consider and vote upon a proposal by ordinary resolution to approve and adopt the Parent 2024 Omnibus Incentive Plan (an equity-based incentive plan). We refer to this as the “Incentive Plan Proposal”. A copy of which is attached to the accompanying proxy statement/prospectus as Annex F; and

•
consider and vote upon a proposal by ordinary resolution to adjourn the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that, based upon the tabulated votes at the time of the Extraordinary Meeting, CGAC would not have been authorized to consummate the Business Combination. We refer to this as the “Adjournment Proposal”. The Adjournment Proposal may be presented as the first proposal at the Extraordinary Meeting.

The Business Combination Proposal and the Merger Proposal are not conditioned on the approval of any other proposal. The Incentive Plan Proposal is conditioned on the approval of the Business Combination Proposal and the Merger Proposal. Neither the Charter Proposal nor the Adjournment Proposal is conditioned upon the approval of any other proposal set forth in this proxy statement/prospectus.
Recommendation of the CGAC Board of Directors
The board of directors of CGAC has unanimously determined that the Business Combination Proposal, the Merger Proposal, the Charter Proposal, the Incentive Plan Proposal and the Adjournment

Proposal, in each case if presented at the Extraordinary Meeting, are in the best interests of CGAC; has unanimously approved the Business Combination Proposal; and unanimously recommends that shareholders vote “FOR” the Business Combination Proposal; “FOR” the Merger Proposal; “FOR” the Charter Proposal; “FOR” the Incentive Plan Proposal; and “FOR” the Adjournment Proposal if one is presented to the Extraordinary Meeting.
The existence of financial and personal interests of one or more of CGAC’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of CGAC and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. In addition, CGAC’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “The Business Combination Proposal — Interests of CGAC Directors and Officers in the Business Combination” for a further discussion of these considerations.
Record Date; Outstanding Shares; Shareholders Entitled to Vote
CGAC has fixed the close of business May 20, 2024, as the “Record Date” for determining CGAC shareholders entitled to notice of and to attend and vote at the Extraordinary Meeting. As of the close of business on May 20, 2024, the Record Date, there were 10,336,589 CGAC Ordinary Shares issued and outstanding and entitled to vote. Each share of CGAC Ordinary Shares is entitled to one vote per share at the Extraordinary Meeting.
Pursuant to the Sponsor Support Agreement, the 9,825,001 CGAC Ordinary Shares held by the Sponsor and any CGAC Ordinary Shares acquired in the aftermarket by the Sponsor will be voted in favor of the Business Combination Proposal, the Charter Proposal and the Incentive Plan Proposal.
Quorum
A quorum of CGAC shareholders is necessary to hold a valid meeting. The presence, in person (which would include presence at a virtual meeting) or by proxy, of a majority of all the issued and outstanding and fully paid CGAC Ordinary Shares entitled to vote constitutes a quorum at the Extraordinary Meeting. As of the Record Date for the Extraordinary Meeting, 5,168,295 CGAC Ordinary Shares would be required to achieve a quorum.
Abstentions and Broker Non-Votes
Proxies that are marked “abstain” will be treated as shares present for purposes of determining the presence of a quorum on all matters, and proxies relating to “street name” shares that are returned to CGAC but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum for all matters. The latter will be treated as shares entitled to vote on the matter as to which authority to vote is withheld from the broker. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” proposals, such as the Business Combination Proposal, the Charter Proposal and the Incentive Plan Proposal.
Vote Required
The approval of each of the Business Combination Proposal, the Charter Proposal, the Incentive Plan Proposal and the Adjournment Proposal (if required) will require an ordinary resolution passed in accordance with Cayman Islands law, being the affirmative vote of a majority of the CGAC Ordinary Shares being entitled to do so, voting in person or by proxy at the Extraordinary Meeting, vote at the Extraordinary Meeting.
The approval of the Merger Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Class A ordinary shares and Class B ordinary shares of CGAC, voting as a single class, who being present in person or by proxy and entitled to vote at the Extraordinary Meeting, vote at the Extraordinary Meeting.

If, based on the tabulated votes, there are not sufficient tabulated votes at the time of the Extraordinary Meeting to authorize CGAC to consummate the Business Combination (because the Business Combination Proposal is not approved), CGAC’s board of directors may submit a proposal to adjourn the Extraordinary Meeting to a later date or dates, if necessary, to permit further solicitation of proxies.
The approval of the Adjournment Proposal will require an ordinary resolution passed in accordance with Cayman Islands law, being the affirmative vote of a majority of the holders of ordinary shares of CGAC who, being entitled to do so, voting in person or by proxy at the Extraordinary Meeting, vote at the Extraordinary Meeting.
Voting Your Shares
Each share of CGAC Ordinary Shares that you own in your name entitles you to one vote. Your proxy card shows the number of CGAC Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are two ways to vote your CGAC Ordinary Shares at the Extraordinary Meeting:
You Can Vote by Signing and Returning the Enclosed Proxy Card.   If you vote by proxy card, your “proxy”, whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the CGAC board “FOR” the Business Combination Proposal, “FOR” the Merger Proposal, “FOR” the Charter Proposal, “FOR” the Incentive Plan Proposal and “FOR” the Adjournment Proposal, if presented. Votes received after a matter has been voted upon at the Extraordinary Meeting will not be counted.
You Can Attend the Extraordinary Meeting Virtually and Vote Electronically.   You may vote electronically at the Extraordinary Meeting by visiting https://www.cstproxy.com/cgac1/bc2024 or by proxy. CGAC recommends that you submit your proxy even if you plan to attend the Extraordinary Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Extraordinary Meeting.
If your shares are owned directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) stockholder.”
If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. If you wish to attend the Extraordinary Meeting and vote in person (which would include presence at a virtual meeting) and your shares are held in “street name”, you must obtain a legal proxy from your broker, bank or nominee. That is the only way CGAC can be sure that the broker, bank or nominee has not already voted your shares.
Share Ownership of and Voting by the Sponsor
The Sponsor beneficially owns an aggregate of 9,825,001 CGAC Ordinary Shares. The Sponsor has agreed to vote its CGAC Ordinary Shares in favor of the Business Combination Proposal.
Revoking Your Proxy
If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:
•
you may send another proxy card with a later date;

•
you may notify CGAC’s secretary, in writing, before the Extraordinary Meeting that you have revoked your proxy; or

•
you may attend the Extraordinary Meeting, revoke your proxy, and vote in person (which would include presence at a virtual meeting), as indicated above.

If your shares are held in “street name” or are in a margin or similar account, you should contact your broker for information on how to change or revoke your voting instructions.
Who Can Answer Your Questions About Voting Your Shares
If you are a shareholder and have any questions about how to vote or direct a vote in respect of your CGAC Ordinary Shares, you may contact Kevin Tanaka, Director of Corporate Development, Corner Growth Acquisition Corp., kevin@cornercapitalmgmt.com
Redemption rights
Holders of public shares may require that CGAC redeem their shares, regardless of whether they vote for or against the Business Combination Proposal. Any shareholder holding public shares as of the Record Date may demand that CGAC redeem such shares for a full pro rata portion of the Trust Account (which was approximately $11.04 per public share as of the Record Date), calculated as of two business days prior to the anticipated consummation of the Business Combination. If a holder properly seeks redemption as described in this section and the Business Combination is consummated, CGAC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Business Combination.
CGAC’s Sponsor, officers and directors will not have redemption rights with respect to any CGAC Ordinary Shares owned by them, directly or indirectly.
Holders demanding redemption are also required to (A) submit their request in writing to Continental Stock Transfer & Trust Company, CGAC’s transfer agent, and (B) deliver their shares, either physically or electronically using The Depository Trust Company’s DWAC system, to CGAC’s transfer agent no later than 5:00 p.m. Eastern Time on June 10, 2024 (two (2) business days prior to the Extraordinary Meeting). If you hold the shares in street name, you will have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and it will be up to the broker whether or not to pass this cost on to the converting shareholder. In the event the proposed Business Combination is not consummated this may result in an additional cost to shareholders for the return of their shares.
Any request to convert such shares, once made, may be withdrawn at any time up to the vote on the Business Combination Proposal. Furthermore, if a holder of a public share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).
If the Business Combination is not approved or completed for any reason, then CGAC’s public shareholders who elected to exercise their redemption rights will not be entitled to convert their shares into a full pro rata portion of the Trust Account, as applicable. CGAC will thereafter promptly return any shares delivered by public holders. In such case, holders may only share in the assets of the Trust Account upon the liquidation of CGAC. This may result in holders receiving less than they would have received if the Business Combination was completed and they had exercised redemption rights in connection therewith due to potential claims of creditors.
The closing price of CGAC Ordinary Shares on the Record Date was $11.03. The cash held in the Trust Account on such date was approximately $3.7 million (approximately $11.04 per public share). Prior to exercising redemption rights, shareholders should verify the market price of CGAC Ordinary Shares as they may receive higher proceeds from the sale of their CGAC Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price.

CGAC cannot assure its shareholders that they will be able to sell their CGAC Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of public shares exercises its redemption rights, then it will be exchanging its CGAC Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption no later than the close of the vote on the Business Combination Proposal and deliver your share certificate (either physically or electronically) to CGAC’s transfer agent prior to the vote at the Extraordinary Meeting, and the Business Combination is consummated.
Appraisal Rights
The Companies Act prescribes when shareholder appraisal rights will be available and sets the limitations on such rights. Where such rights are available, shareholders are entitled to receive fair value for their shares. However, regardless of whether such rights are or are not available, CGAC public shareholders are still entitled to exercise the rights of redemption as set out herein, and CGAC has determined that the redemption proceeds payable to CGAC public shareholders who exercise such redemption rights represents the fair value of those shares. See the section entitled “Appraisal Rights” for additional information.
Proxy Solicitation Costs
CGAC is soliciting proxies on behalf of its board of directors. This solicitation is being made by mail but also may be made by telephone or in person. CGAC and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means. CGAC will bear the cost of the solicitation.
CGAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. CGAC will reimburse them for their reasonable expenses. They will not be paid any additional amounts for soliciting proxies.

PROPOSAL NO. 1 — THE BUSINESS COMBINATION PROPOSAL
CGAC is asking its shareholders to approve and adopt the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination. CGAC’s shareholders should read carefully this proxy statement/prospectus in its entirety, including the subsection below entitled “— The Business Combination Agreement,” for more detailed information concerning the Business Combination and the Business Combination Agreement. CGAC also urges its shareholders to read carefully the Business Combination Agreement in its entirety before voting on this proposal. A copy of the Business Combination Agreement is attached as Annex A to this proxy statement/prospectus. Any capitalized terms which are used in this summary description but not defined here or elsewhere in this proxy statement/prospectus have the meanings assigned to them in the Business Combination Agreement.
The Business Combination Agreement
The summary of the material provisions of the Business Combination Agreement set forth below and elsewhere in this proxy statement/prospectus is qualified in its entirety by reference to the Business Combination Agreement, a copy of which is attached to this proxy statement/prospectus as Annex A and which is incorporated by reference in this proxy statement/prospectus. All shareholders are encouraged to read the Business Combination Agreement in its entirety for a more complete description of the terms and conditions of the Business Combination.
The Business Combination Agreement provides that, subject to the conditions described herein, (a) CGAC will merge with and into CGAC Merger Sub, with CGAC Merger Sub surviving the CGAC Merger as a wholly-owned subsidiary of Parent and (b) Noventiq Merger Sub will merge with and into Noventiq, with Noventiq surviving the Noventiq Merger as a wholly-owned subsidiary of Parent. The aggregate consideration to be paid in the Transactions to the owners of Noventiq will consist of 31,500,000 Parent ordinary shares, excluding any shares issuable to Noventiq as a beneficial owner of the Exchanged GDRs. The aggregate consideration to be paid in the Transactions to the shareholders of CGAC will consist of 1,836,589 million Parent ordinary shares, assuming no redemptions and no forfeiture of the Alignment Shares or the Sponsor Earnout Shares. The number of shares of the equity consideration was determined based on a $10.00 per share value for Parent ordinary shares.
Immediately prior to the effective time of the CGAC Merger, each CGAC Class B ordinary share shall be converted into one CGAC Class A ordinary share. Pursuant to the Business Combination Agreement and at the effective time of the CGAC Merger, each CGAC Class A ordinary share shall automatically be cancelled and cease to exist in exchange for the right to receive one Parent ordinary share. At the effective time of the CGAC Merger, each CGAC warrant issued and outstanding, entitling the holder thereof to purchase one CGAC Class A ordinary share at an exercise price of $11.50 per share (subject to adjustment), will be converted into the right to receive a warrant to purchase one Parent ordinary share at an exercise price of $11.50 per share (subject to adjustment) upon consummation of the Business Combination. Pursuant to the Business Combination Agreement and at the effective time of the Noventiq Merger, each Noventiq ordinary share shall automatically be cancelled and cease to exist in exchange for the right to receive (i) such number or fraction of newly issued Parent ordinary shares that is equal to the Share Exchange Ratio and (ii) one Class A CSR, one Class B CSR and one Class C CSR, in each case, for each one whole Parent ordinary share issuable to such holder pursuant to the Business Combination Agreement at the effective time of the Noventiq Merger.
As of the date of the amending and restating of the Business Combination Agreement, the Sponsor held 9,825,001 CGAC ordinary shares. Of these, 5,000,000 CGAC ordinary shares will be forfeited upon consummation of the Business Combination, and 1,500,000 CGAC ordinary shares are subject to forfeiture based on the gross proceeds (the “Gross Proceeds”) raised from additional financings permitted by the Business Combination Agreement, if any, by CGAC and the cash balance of CGAC’s trust account held for the benefit of its public shareholders. Immediately prior to the effective time of the CGAC Merger:
•
if the Gross Proceeds are equal to or greater than $50,000,000, all of the Alignment Shares shall be exchanged for Parent ordinary shares upon consummation of the Business Combination and retained by Sponsor;

•
if the Gross Proceeds are greater than $0 and less than the Gross Proceeds Cap, (i) Sponsor shall be entitled to retain a number of Alignment Shares (and such shares shall be exchanged for Parent ordinary shares upon consummation of the Business Combination) equal to the Closing Sponsor Alignment Shares, and (ii) if the Closing Sponsor Alignment Shares is less than 750,000, Alignment Shares representing the difference between 750,000 and the Closing Sponsor Alignment Shares shall be forfeited and returned to CGAC for cancellation immediately prior to the consummation of the Business Combination; and

•
if no Gross Proceeds are raised prior to the consummation of the Business Combination, 750,000 of the Alignment Shares shall automatically be forfeited and returned to CGAC for cancellation and the remaining 750,000 Alignment Shares shall be exchanged for Parent ordinary shares upon consummation of the Business Combination and held in escrow pursuant to the Escrow Agreement.

Upon consummation of the Business Combination, Closing, Sponsor will deliver in escrow the lesser of (i) 750,000 Alignment Shares, and (ii) a number of Alignment Shares equal to the difference between 1,500,000 and the Closing Sponsor Alignment Shares. At the end of the 180 days following Closing, the Sponsor shall be entitled to Alignment Shares that will be released from escrow in the following number and manner:
•
if the aggregate Gross Proceeds representing any and all Post-Closing Financings are greater than the Gross Proceeds Balance, then all Alignment Escrow Shares shall be released;

•
if the aggregate Gross Proceeds representing any and all Post-Closing Financings are greater than $0 but less than the Gross Proceeds Balance, then a number of Alignment Escrow Shares equal to the product of (x) the number of Alignment Escrow Shares, multiplied by (y) a fraction the numerator of which shall be the aggregate Gross Proceeds representing aggregate Post-Closing Financings and the denominator of which shall be the Gross Proceeds Balance, shall be released to Sponsor; and

•
if no Gross Proceeds representing any and all Post-Closing Financings are raised, then no Alignment Escrow Shares shall be released.

If at any time during the 180 days following Closing, the aggregate Gross Proceeds representing any and all Post-Closing Financings are equal to or greater than the Gross Proceeds Balance, then all the Escrow Alignment Shares shall be promptly released to Sponsor. Any Alignment Escrow Shares that are not to be released to Sponsor shall be forfeited and returned to Parent for cancellation.
The consummation of the Business Combination is not subject to a minimum amount of additional financing having been raised.
An additional 2,000,000 CGAC ordinary shares will be held in escrow and only released, in three equal instalments, upon the occurrence of certain milestone events during the period from the closing of the Business Combination until the fifth anniversary of the closing of the Business Combination as follows: (A) 666,666 Sponsor Earnout Shares, if the VWAP of Parent ordinary shares is greater than or equal to $14.00 for any twenty (20) Trading Days within a period of thirty (30) consecutive Trading Days, (B) 666,667 Sponsor Earnout Shares, if the VWAP of Parent ordinary shares is greater than or equal to $16.00 for any twenty (20) Trading Days within a period of thirty (30) consecutive Trading Days, and (C) 666,667 Sponsor Earnout Shares, if the VWAP of Parent ordinary shares is greater than or equal to $18.00 for any twenty (20) Trading Days within a period of thirty (30) consecutive Trading Days. During the Earnout Period, if Parent experiences a Change of Control, then any Sponsor Earnout Shares not already released to the Sponsor shall be deemed earned and the balance of the Sponsor Earnout Shares shall be released to the Sponsor immediately prior to consummation of such Change of Control transaction, provided that if such Change of Control occurs after the fourth anniversary of the Closing and the cash, securities or other property (or any combination thereof) reflects a value per Parent ordinary shares that is less than ten dollars ($10.00), only the First Level Earnout Target shall be deemed to have been satisfied and the Sponsor shall be entitled to receive only the Parent ordinary shares attributable to the First Level Earnout Target. Immediately prior to the effective time of the CGAG Merger, 3,800,000 CGAC Warrants held by the Sponsor shall be forfeited and returned to CGAC for cancellation.
The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in part by the underlying disclosure schedules (the “disclosure schedules”), which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the disclosure schedules contain information that is material to an investment decision. Additionally, the representations and warranties of the parties to the Business Combination Agreement may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement/prospectus. Accordingly, no person should rely on the representations and warranties in the Business Combination Agreement or the summaries thereof in this proxy statement/prospectus as characterizations of the actual state of facts about CGAC, CGAC Merger Sub, Noventiq Merger Sub, Parent or Noventiq or any other matter.
Closing and Effective Time of the Transactions
The closing of the Transactions will take place promptly following the satisfaction or waiver of the conditions described below under the subsection entitled “Conditions to Closing of the Transactions,” unless CGAC and Noventiq agree in writing to another time or unless the Business Combination Agreement is validly terminated in accordance with its terms. The Transactions are expected to be consummated promptly after the approval of CGAC’s shareholders at the extraordinary meeting of such shareholders described in this proxy statement/prospectus.
Representations and Warranties
The Business Combination Agreement contains representations and warranties of Noventiq relating, among other things, to: corporate organization; subsidiaries; current capitalization; the authorization, performance and enforceability of the Business Combination Agreement and Transactions; the absence of certain violations and required consents; governmental consents; financial statements; absence of material adverse effects and certain changes or events; absence of undisclosed liabilities; permits; compliance with laws; absence of litigation; employees and benefits; taxes; environmental matters; environmental matters; material contracts and absence of defaults; insurance; brokers’ fees; and this proxy statement/prospectus.
The Business Combination Agreement contains representations and warranties of CGAC relating, among other things, to: corporate organization; current capitalization; the authorization, performance and enforceability of the Business Combination Agreement and Transactions; the absence of certain violations and required consents; SEC filings and financial statements; indebtedness; compliance with laws; absence of litigation; certain contracts and arrangements; solvency; Board approval; public listing; brokers’ fees; the Trust Account; this proxy statement/prospectus; absence of material adverse effect and certain changes or events; taxes; and the Investment Company Act of 1940.
The Business Combination Agreement contains representations and warranties of Parent, CGAC Merger Sub and Noventiq Merger Sub relating, among other things, to: corporate organization; current capitalization; the authorization, performance and enforceability of the Business Combination Agreement and Transactions; the absence of certain violations and required consents; Board approval; governmental consents; compliance with laws; no prior operations; brokers’ fees; and this proxy statement/prospectus.
Material Adverse Effect
Under the Business Combination Agreement, certain representations and warranties of CGAG, Noventiq, Parent, CGAC Merger Sub and Noventiq Merger Sub are qualified in whole or in part by materiality thresholds. In addition, certain representations and warranties of CGAC, Noventiq, Parent, CGAC Merger Sub and Noventiq Merger Sub are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred.
Pursuant to the Business Combination Agreement, a “CGAC Material Adverse Effect” means any event, state of facts, development, change, circumstance, occurrence or effect (an “Event”) that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the business, assets and liabilities, results of operations or financial condition of CGAC, or (b) the ability of CGAC to consummate the Transactions by the Outside Date; provided, however, that in no event would any of the following, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a “CGAC Material Adverse Effect”: (i) any enactment of, or change or proposed change in, any applicable laws, GAAP, IFRS or other applicable accounting or auditing standards or any interpretation thereof following the date of this Agreement, (ii) any change in interest rates or economic, political, business or financial market conditions generally, (iii) the taking of any action expressly required to be taken under the Business Combination Agreement, the plan and agreement of merger between CGAC Merger Sub and CGAC attached to the Business Combination Agreement as Exhibit C-2 thereto or any Transaction Document, (iv) any natural disaster (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences), epidemic, pandemic, disease or outbreak (including any action taken or refrained from being taken in response to COVID-19 or any COVID-19 Measures or any change in such COVID-19 Measures or interpretations thereof following the Original BCA Date), acts of nature, change in climate or other natural or man-made disasters, (v) any acts of terrorism or war (whether or not declared), civil unrest, declaration of a national emergency, curfews, public disorder, riots, the outbreak or escalation of hostilities, geopolitical conditions, local, regional, state, national or international political conditions or social conditions, (vi) any matter set forth in Section 1.1(b) of the CGAC Disclosure Letter (as defined in the Business Combination Agreement), (vii) any actions (A) required to be taken, or required not to be taken, pursuant to the terms of the Business Combination Agreement or (B) taken with the prior written consent of or at the prior written request of Noventiq, or (C) taken by any of Noventiq or any of its subsidiaries as of the Original BCA Date (the “Group Companies”), (x) any worsening of the Events referred to in clauses (ii), (iv), (v), or (vi) to the extent existing as of the Original BCA Date, (viii) any downturn in general economic conditions, including changes in the credit, debt, securities, financial or capital markets (including changes in interest or exchange rates, prices of any security or market index or any disruption of such markets), (ix) any Events that are cured by CGAC prior to Closing, or (x) any contemporaneous or future pronouncements by the SEC or other U.S. federal regulators with respect to prior accounting rules generally applicable to special purpose acquisition companies or target companies engaged in business combinations with special purpose acquisition companies and any impacts on such transactions directly or indirectly resulting therefrom, ; provided, however, that in the case of each of clauses (ii), (iv), (v), (vi), (viii) or (x) any such Event to the extent it disproportionately affects CGAC relative to other special purpose acquisition companies listed on U.S. stock exchanges shall not be excluded from the determination of whether there has been, or would reasonably be expected to be, a CGAC Material Adverse Effect. Notwithstanding the foregoing, with respect to CGAC, the amount of CGAC share redemptions shall not be deemed to be a CGAC Material Adverse Effect.
Pursuant to the Business Combination Agreement, a “Noventiq Material Adverse Effect” means any Event that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the business, assets and liabilities, results of operations or financial condition of the Group Companies taken as a whole, or (b) the ability of any Group Company to consummate the Transactions by the Outside Date; provided, however, that in no event would any of the following, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a “Company Material Adverse Effect”: (i) any enactment of, or change or proposed change in, any applicable Laws, GAAP, IFRS or other applicable accounting or auditing standards or any interpretation thereof following the date of this Agreement, (ii) any change in interest rates or economic, political, business or financial market conditions generally, (iii) the taking of any action expressly required to be taken under this Agreement, the plan and agreement of merger between Noventiq Merger Sub and Noventiq attached to the Business Combination Agreement as Exhibit C-1 thereto or any Transaction Document, (iv) any natural disaster (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences), epidemic, pandemic, disease or outbreak (including any action taken or refrained from being taken in response to COVID-19 or any COVID-19 Measures or any change in such COVID-19 Measures or interpretations thereof following the Original BCA Date), acts of nature, change in climate or other natural or man-made disasters, (v) any acts of terrorism or war, (whether or not declared), civil unrest, declaration of a national emergency, curfews, public disorder, riots, the outbreak or escalation of hostilities, geopolitical conditions, local, regional, state, national or international political conditions or social conditions, (vi) any failure in and of itself of the Group Companies to meet any projections, forecasts, guidance estimates, milestones, budgets or financial or operating predictions of revenue, earnings, cash flow or cash position, provided, however, that the exception in this clause (vi) shall not prevent or otherwise affect a determination that any change, effect or development underlying such change has resulted in or contributed to a Company Material Adverse Effect, (vii) any Events generally applicable to the industries or markets in which the Group Companies operate, (viii) any matter set forth in Section 1.1(a) of the Company Disclosure Letter, (ix) changes attributable to the public announcement, performance or pendency of the Transactions (including the impact thereof on relationships with customers, licensors, licensees, suppliers, employees or other third parties related thereto), but in any case only to extent attributable to such announcement, performance or pendency, provided that this clause (ix) shall not apply to the representations and warranties (or related conditions) that, by their terms, specifically address the consequences arising out of the public announcement, performance or pendency of the Transactions, (x) any Events that are cured by the relevant Group Company prior to Closing, (xi) any actions (A) required to be taken, or required not to be taken, pursuant to the terms of the Business Combination Agreement or (B) taken with the prior written consent of or at the prior written request of CGAC, or (C) taken by CGAC, the Sponsor or any other CGAC Shareholder, (xii) any worsening of the Events referred to in clauses (ii), (iv), (v), (vii) or (viii) to the extent existing as of the Original BCA Date , or (xiii) any downturn in general economic conditions, including changes in the credit, debt, securities, financial or capital markets (including changes in interest or exchange rates, prices of any security or market index or any disruption of such markets), provided, however, that in the case of each of clauses (ii), (iv), (v), (vii) and (xii) any such Event to the extent it disproportionately affects any of the Group Companies relative to other participants in the industries, markets and geographies in which such Persons operate shall not be excluded from the determination of whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect.
Conditions to Closing
Under the Business Combination Agreement, the obligations of each of CGAC, CGAC Merger Sub, Noventiq, Noventiq Merger Sub and Parent to consummate the Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others:
(i)
no order or law issued by any court of competent jurisdiction or other governmental entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by the Business Combination Agreement being in effect;

(ii)
the registration statement/proxy statement to be filed by the Parent relating to the Business Combination Agreement and the Business Combination becoming effective in accordance with the provisions of the Securities Act, no stop order being issued by the SEC and remaining in effect with respect to the registration statement/proxy statement to be filed by the Company relating to the Business Combination Agreement and the Business Combination, and no proceeding seeking such a stop order being threatened or initiated by the SEC and remaining pending;

(iii)
Parent’s listing application with Nasdaq for the ADSs having been approved (subject to notice of issuance) and, immediately following the Effective Time, Parent having satisfied any applicable initial and continuing listing requirements of Nasdaq, and the ADS Facility having been established; and

(iv)
the approval and adoption of the Business Combination Agreement and transactions contemplated thereby by the requisite vote of Noventiq’s shareholders and the approval and adoption of the Business Combination Agreement and transactions contemplated thereby by the requisite vote of CGAC’s shareholders.

Although receipt of the Noventiq Shareholder Vote and the CGAC Shareholder Vote are conditions to the consummation of the Business Combination, the parties to the Sponsor Support Agreement and the Voting and Support Agreement, respectively, have agreed to vote their shares, which aggregate in each case the requisite number of shares required for the CGAC Shareholder Vote and the Noventiq Shareholder Vote, in favor of the Business Combination. See “— Other Related Agreements”.
The obligation of the CGAC to consummate the Business Combination is also subject to the satisfaction or waiver of certain other closing conditions, including, among others, the absence of a Noventiq Material Adverse Effect since the date of the Business Combination that is continuing.

Termination
The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, but not limited to,
(i)
by the mutual written consent of the CGAC and Noventiq;

(ii)
by CGAC, subject to certain exceptions, if any of the representations or warranties made by Noventiq are not true and correct or if Noventiq fails to perform any of its respective covenants or agreements under the Business Combination Agreement (including an obligation to consummate the Closing) such that certain conditions to the obligations of the Company could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of

(A)
thirty (30) days after written notice thereof, and

(B)
the Outside Date;

(iii)
by Noventiq, subject to certain exceptions, if any of the representations or warranties made by the CGAC are not true and correct or if CGAC fails to perform any of its covenants or agreements under the Business Combination Agreement (including an obligation to consummate the Closing) such that the conditions to the obligations of Noventiq could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of

(A)
thirty (30) days after written notice thereof, and

(B)
the Outside Date;

(iv)
by either CGAC or Noventiq, if the transactions contemplated by the Business Combination Agreement are not consummated on or prior to the earlier of (A) the date of the deadline for CGAC to consummate its initial business combination, as such date may be extended from time to time and (B) the Outside Date, unless the breach of any covenants or obligations under the Business Combination Agreement by the party seeking to terminate proximately caused the failure to consummate the transactions contemplated by the Business Combination Agreement;

(v)
by either CGAC or Noventiq, if

(A)
any governmental entity shall have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement and such order or other action shall have become final and nonappealable; or

(B)
if the CGAC Shareholder Vote is not obtained; or

(vi)
by Noventiq in order to enter into a definitive written agreement providing for a Superior Proposal (as defined in the Business Combination Agreement);

(vii)
by CGAC if an Adverse Recommendation Change (as defined in the Business Combination Agreement) shall have occurred.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability with respect to the other parties to the Business Combination Agreement or any further obligation under the Business Combination Agreement, other than customary confidentiality obligations, except in the case of willful breach or fraud, provided that if (i) Noventiq terminates the Business Combination Agreement in order to enter into a definitive written agreement providing for a Superior Proposal or (ii) the Company terminates the Business Combination Agreement if an Adverse Recommendation Change shall have occurred, Noventiq shall pay the Company a termination fee in an amount equal to three per cent (3%) of the Equity Value.

Governing Law; Consent to Jurisdiction
The Business Combination Agreement is governed by the laws of the State of Delaware, except that the Laws of Cayman Islands, solely to the extent required thereby, shall apply to the Mergers. The parties to the Business Combination Agreement have irrevocably submitted to the exclusive jurisdiction of federal and state courts the State of Delaware.
Other Related Agreements
Sponsor Support Agreement
Concurrently with the execution of the Business Combination Agreement, the Sponsor entered into the Sponsor Support Agreement, pursuant to which the Sponsor has agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby; (ii) not solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with any third-party with respect to a CGAC Acquisition Proposal (as defined in the Sponsor Support Agreement); (iii) be bound by certain transfer restrictions with respect to its shares in the Company prior to the closing of the Business Combination; and (iv) not transfer any of the Restricted Securities (as defined in the Sponsor Support Agreement) from and after the Closing and until the earlier of (A) the six (6) month anniversary of the Closing Date and (B) the date following the Closing Date on which Parent completes a Liquidity Event (as defined in the Sponsor Support Agreement).
A copy of the Sponsor Support Agreement is attached hereto as Annex B and is incorporated by reference into this proxy statement/prospectus. You are encouraged to read the Sponsor Agreement in its entirety.
Contingent Share Rights Agreement
At the effective time of the Noventiq Merger, Noventiq shareholders will receive as additional consideration one Class A CSR, one Class B CSR and one Class C CSR, in each case, for each Parent ordinary share issuable to such Noventiq shareholder at the effective time of the Noventiq Merger pursuant to the Business Combination Agreement, which provide the holders of such CSRs the contingent right to receive the Noventiq Earnout Shares upon the occurrence of certain events during the Earnout Period as follows: (A) in the case of the Class A CSRs, an aggregate of 8,000,000 Noventiq Earnout Shares, if the First Level Earnout Target is met, (B) in the case of the Class B CSRs, an aggregate of 4,000,000 Noventiq Earnout Shares, if the Second Level Earnout Target is met and (C) in the case of the Class C CSRs, an aggregate of 3,000,000 Noventiq Earnout Shares, if the Third Level Earnout Target is met. During the Earnout Period, if Parent experiences a Change of Control (as defined in the Business Combination Agreement), then any Noventiq Earnout Shares not already earned and issued to former Noventiq shareholders shall be deemed earned and the balance of the Noventiq Earnout Shares shall be issuable by Parent to the Noventiq shareholders immediately prior to consummation of such Change of Control transaction, provided that if such Change of Control occurs after the fourth anniversary of the closing of the Business Combination and the cash, securities or other property (or any combination thereof) reflects a value per Parent ordinary shares that is less than ten dollars ($10.00), only the First Level Earnout Target shall be deemed to have been satisfied and the former Noventiq shareholders shall be entitled to receive only the Parent ordinary shares attributable to the First Level Earnout Target. In connection with the consummation of the Business Combination, Parent will enter into the CSR Agreement governing the terms of the CSRs.
A form of the CSR Agreement is attached hereto as Annex G and is incorporated by reference into this proxy statement/prospectus. You are encouraged to read the CSR Agreement in its entirety.
Voting and Support Agreements
Concurrently with the execution of the Business Combination Agreement, CGAC, Noventiq and the Noventiq Supporting Shareholders entered into the Voting and Support Agreements pursuant to which each Noventiq Supporting Shareholder agreed to, among other things, (i) the Business Combination and the adoption of the Business Combination Agreement any other matters necessary or reasonably requested by Noventiq for consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement, (ii) not transfer any Noventiq Shares on or prior to the Closing (subject to the exceptions set forth therein), and (ii) a lock-up of the Noventiq Shares from and after the Closing and until the earlier of (A) the six (6) month anniversary of the Closing Date and (B) the date following the Closing Date on which Parent completes a Liquidity Event (as defined in the Voting and Support Agreements).
A form of the Voting and Support Agreement is attached hereto as Annex C and is incorporated by reference into this proxy statement/prospectus. You are encouraged to read the Sponsor Agreement in its entirety.
Escrow Agreement
In connection with the consummation of the Business Combination, Parent will enter into the Escrow Agreement pursuant to which (i) the Sponsor Earnout Shares will be held in escrow and only released, in three equal instalments, upon the occurrence of the Earnout Targets and (ii) the Alignment Shares, if any, will be held in escrow and only released upon the occurrence of Post-Closing Financings, if any.
Registration Rights Agreement
In connection with the consummation of the Business Combination, Parent will enter into the Registration Rights Agreement with Parent, Sponsor, certain shareholders of CGAC, certain of Noventiq’s directors and officers and the Noventiq Supporting Shareholders with respect to the Parent ordinary shares that will be issued as consideration under the Business Combination Agreement. The Registration Rights Agreement includes, among other things, the following provisions:
Registration Rights.   The Registration Rights Agreement will provide certain demand rights and piggyback rights, subject to certain specified underwriter cutbacks and issuer blackout periods. Parent shall bear all costs and expenses incurred in connection with the resale shelf registration statement, any demand registration statement, any underwritten takedown, any block trade, any piggyback registration statement and all expenses incurred in performing or complying with its other obligations under the Registration Rights Agreement, whether or not the registration statement becomes effective.
Lock-Up.   The shareholders party to the Registration Rights Agreement will not be able to transfer any Parent ordinary shares beneficially owned or otherwise held by them for a period of 180 days following the Closing Date.
A form of the Registration Rights Agreement is attached hereto as Annex H and is incorporated by reference into this proxy statement/prospectus. You are encouraged to read the Registration Rights Agreement in its entirety.
Background to the Business Combination
CGAC is a blank check company incorporated as a Cayman Islands exempted company on October 20, 2020. CGAC was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. CGAC focused on investment opportunities in fast-growing technology companies globally. The potential Business Combination was the result of an extensive search for potential transactions utilizing CGAC’s global network and the investing, operating and transaction experience of CGAC’s management team and advisors and the CGAC Board. The terms of the Business Combination Agreement were the result of extensive arm’s-length negotiations among CGAC, Noventiq and their respective representatives. The following is a brief discussion of the background of these negotiations and summarizes the key meetings and events that led to the execution of the Business Combination Agreement. The following chronology does not purport to catalog every conversation among the parties to the Business Combination Agreement or their respective representatives.
On December 21, 2020, CGAC consummated its initial public offering of 40,000,000 Units. Each Unit consists of one CGAC Class A Ordinary Share and one-half of one CGAC redeemable Warrant. Each whole public warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to CGAC of $400,000,000. Substantially concurrently with the closing of the CGAC Initial Public Offering, CGAC completed the private sale of 7,600,000 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to CGAC of $11,400,000. On December 16, 2020, CGAC entered into an underwriting agreement with Cantor Fitzgerald & Co. (“Cantor”), pursuant to which Cantor would serve as the underwriter in connection with any business combination entered into by CGAC.
Prior to the consummation of the CGAC Initial Public Offering, neither CGAC, nor anyone on its behalf, had engaged in the evaluation or review of potential businesses or assets to acquire. Post-closing of the CGAC Initial Public Offering, members of CGAC management began to review potential target businesses with the objective of consummating a business combination. Representatives of CGAC contacted, and were contacted by, a number of individuals and entities with respect to potential business combination opportunities, including financial advisors and companies in the technology, consumer, healthcare, biotechnology, and other sectors. In connection with this search, CGAC and its representatives and advisors, among other things, (i) developed a list of potential business combination candidates; (ii) held conversations with potential target businesses and their management and shareholders either initiated by them or by the potential target business; (iii) identified and evaluated a number of potential target businesses prior to focusing its efforts on a business combination transaction with Noventiq; and (iv) met and conducted preliminary discussions with representatives of, and commenced initial preliminary due diligence on, certain of the potential target businesses.
In evaluating potential businesses and assets to acquire, CGAC, together with its advisors (including Cantor), generally surveyed the landscape of potential acquisition opportunities based on their knowledge of, and familiarity with, potential target businesses seeking access to the public markets. CGAC’s management generally looked to identify target businesses that (i) are positioned for both organic and inorganic growth; (ii) have a strong management team committed to remaining post transaction; (iii) can benefit from CGAC’s resources, network and experience; (iv) have a differentiated platform with a defensible market position; and (v) have the potential to emerge as a market leader in its industry and geography.
During this time, representatives of CGAC and its affiliates, as well as its advisors, at the direction of and in consultation with members of the CGAC Board, developed a broad list of potential targets that might have interest in a business combination with CGAC and that possessed some or all of the above-described characteristics. Of these potential targets, several were approached directly or indirectly by CGAC, its affiliates and their respective advisors and were provided with preliminary information about CGAC and a potential business combination with CGAC.
CGAC entered into 49 nondisclosure agreements with potential targets and engaged in meaningful and detailed discussions, due diligence, and/or negotiations with 10 of these potential targets. These potential targets operated in a variety of businesses, including technology, health-tech, consumer, and other sectors.
Potential Transaction Targets
A summary of CGAC’s significant interactions with these potential targets, other than Noventiq, with which CGAC entered into nondisclosure agreements and engaged in meaningful and detailed discussions, due diligence, and/or negotiations is as follows:
Target A:   In January 2021, CGAC management was introduced to Target A, a peer-to-peer car sharing platform, and both parties entered into a nondisclosure agreement in February 2021. In March 2021, CGAC submitted a letter of intent to Target A for a proposed transaction. However, in discussing the letter of intent’s terms, CGAC and Target A’s management were unable to agree on Target A’s valuation expectations and long-term growth profile and CGAC decided not to pursue this transaction.
Target B:   In January 2021, CGAC management was introduced to Target B, a subscription-based athletic wear company, and both parties entered into a nondisclosure agreement in February 2021. CGAC management conducted detailed due diligence, including rounds of management due diligence meetings with Target B, financial and strategy discussion sessions, and on-site store visits. In particular, CGAC management examined Target B’s innovative approaches to design, manufacturing and retail along with its expansion potential in other major international markets. In March 2021, CGAC submitted a letter of intent to Target B for a proposed transaction. However, in discussing the letter of intent’s terms, CGAC and Target B’s management were unable to agree on material terms; consequently, CGAC decided not to pursue this transaction.
Target C:   In March 2021, CGAC management was introduced to Target C, a biotechnology company focused on using synthetic biology for various applications. The parties entered into a nondisclosure agreement in March 2021. CGAC performed multiple rounds of due diligence, including meetings with management, reviewing Target C’s financials and business collaborations. In March 2021, CGAC submitted a letter of intent to Target C for a proposed transaction. However, Target C’s management did not accept the letter of intent and chose to pursue a transaction with another SPAC sponsor.
Target D:   In March 2021, CGAC management was introduced to Target D, a software-driven investment management company. The parties entered into a nondisclosure agreement in April 2021. CGAC management conducted initial due diligence on Target D, including management meetings, financial, and commercial diligence. In April 2021, CGAC submitted a letter of intent to Target D for a proposed transaction. However, in discussing the letter of intent’s terms, CGAC and Target D’s management were unable to agree on valuation terms; consequently, CGAC decided not to pursue this transaction.
Target E:   In March 2021, CGAC management was introduced to Target E, a global messaging and customer engagement platform. The parties entered into a nondisclosure agreement in April 2021. CGAC management conducted initial due diligence on Target E, including management meetings, financial, and market diligence. In June 2021, CGAC submitted a letter of intent to Target E for a proposed transaction. However, in discussing the letter of intent’s terms, CGAC and Target E’s management were unable to agree on valuation terms. CGAC and Company E therefore decided not to pursue this transaction.
Target F:   In June 2021, CGAC management was introduced to Target F, a digital health company that develops smartphone-based medical diagnostic tests. The parties entered into a nondisclosure agreement in July 2021. CGAC management conducted initial due diligence on Target F, including management meetings, and financial and technology diligence. In June 2021, CGAC submitted a letter of intent to Target F for a proposed transaction. However, Target F’s management did not accept the letter of intent and chose to pursue a transaction with another SPAC due to that other SPAC’s smaller size.
Target G:   In June 2021, CGAC management was introduced to Target G, a robotics and automation company developing solutions for warehouse and supply chain optimization. The parties entered into a nondisclosure agreement in June 2021. CGAC management conducted initial due diligence on Target G, including management meetings, a site visit, and financial and market diligence. In July 2021, CGAC submitted a letter of intent to Target G for a proposed transaction. However, Target G’s management did not accept the letter of intent and chose to pursue a transaction with another SPAC sponsor.
Target H:   In October 2021, CGAC management was introduced to Target H, a company in the blockchain space. The parties entered into a nondisclosure agreement in October 2021. CGAC management conducted initial due diligence on Target H, including management meetings, financial, and preliminary technology diligence. In December 2021, CGAC submitted a letter of intent to Target H for a proposed transaction. However, after conducting further due diligence, CGAC determined that Target H’s forecasts were not achievable. Consequently, CGAC withdrew its letter of intent.
Target I:   In March 2022, CGAC management, through its business network, was introduced to Target I, an electric vehicle maker focused on emerging markets. The parties entered into a nondisclosure agreement in March 2022. CGAC management conducted initial due diligence on Target I, including management meetings and financial diligence. In July 2022, CGAC submitted a letter of intent to Target I for a proposed transaction. However, after conducting further due diligence, CGAC determined that Target I’s forecasts were not achievable and market conditions were unlikely to support the required capital raise. Consequently, CGAC withdrew its letter of intent.
Target J:   In March 2022, CGAC management was introduced to Target J, a technology company focused on creating healthy and sustainable indoor environments. The parties entered into a nondisclosure agreement in April 2022. CGAC management conducted initial due diligence on Target J, including management meetings and financial diligence. In September 2022, CGAC submitted a letter of intent to Target J for a proposed transaction. However, Target J’s management decided to pursue a non-SPAC alternative transaction for financing; consequently, this transaction was not further pursued.
Noventiq
In early November 2022, David Kutcher (“Mr. Kutcher”), CGAC’s Chief Investment Officer, was introduced to Noventiq. Based on its preliminary research about Noventiq’s past performance, cash position, 2021 initial public offering on the London Stock Exchange underwritten by leading investment banks, the strength of its management team, its acquisition strategy, leadership in emerging markets digital transformation, and recent spinoff of its Russian assets, CGAC’s management determined Noventiq represented an attractive potential transaction candidate. CGAC’s interest and unique capabilities, along with CGAC management’s track-record as a technology investor, was conveyed to Noventiq. On November 16, 2022, CGAC and Noventiq entered into a confidentiality agreement. On November 21, 2022, an introductory telephone call was held between Noventiq and Mr. Kutcher. Following execution of the confidentiality agreement and the introductory call, CGAC’s management team commenced due diligence calls and worked with Noventiq’s management team on information requests.
On November 30, 2022, CGAC solicited additional information regarding Noventiq’s viability as a potential acquisition candidate from a leading boutique investment bank with which CGAC had a pre-existing relationship, and on December 1, 2022, CGAC’s management team met telephonically with Cantor to discuss a potential transaction with Noventiq and further analyzed Noventiq’s business outlook in connection with exploring a potential business combination. Also, on December 1, 2022, Noventiq provided a letter inviting CGAC to submit a non-binding indicative offer to enter into a de-SPAC transaction with Noventiq no later than December 13, 2022, and attached an indicative term sheet for a de-SPAC transaction. CGAC’s management determined that Noventiq represented a compelling opportunity and began to prepare a response to the term sheet.
On December 6, 2022, a follow-up call was held between the Noventiq and CGAC management teams, including Mr. Kutcher, Marvin Tien (“Mr. Tien”), the co-Chairman and Chief Executive Officer of CGAC, and Jerry Letter (“Mr. Letter”), the Chief Financial Officer of CGAC. During the meeting, the management team of Noventiq further discussed the background and historical performance of Noventiq, outlined its key business strategy, and introduced Messrs. Tien, Kutcher and Letter to certain key management team members. Mr. Tien discussed the unique network, relationships and technology-related investment experience of members of CGAC’s management team and potential transaction terms and parameters. Following the meeting, both Noventiq and CGAC agreed to continue their discussions.
CGAC and Noventiq held numerous additional teleconferences in December 2022, specifically to discuss the possibility of CGAC entering into a de-SPAC transaction with Noventiq, as well as Noventiq’s business performance, strategy and listing plan, potentially pursuant to a de-SPAC transaction. On December 7, 2022, Noventiq shared its financial model with CGAC via e-mail. On December 11, 2022, Messrs. Kutcher and Letter met in Miami, Florida with Noventiq Board member Karl Robb (“Mr. Robb”) to discuss an overview of the operations and go-to-market strategy, and potential strengths and weaknesses of the operating model. On December 12, 2022, a follow-up telephonic meeting was held between the CGAC and Noventiq management teams to discuss further a potential transaction.
On December 14, 2022, CGAC provided Noventiq with a draft non-binding letter of intent (the “First Draft LOI”) with respect to a business combination transaction between CGAC and Noventiq, which included a term sheet that specified an initial pre-money equity value of Noventiq of $877 million based on certain assumptions.
On December 16, 2022, CGAC received an e-mail from Noventiq containing follow-up questions about the First Draft LOI. On December 20, 2022, a telephonic meeting took place among the CGAC and Noventiq management teams, Kirkland & Ellis LLP (“Kirkland”) (CGAC’s legal advisor), Allen & Overy LLP (“A&O”) (Noventiq’s legal advisor) and Weybridge Partners (Noventiq’s advisor) to discuss certain questions about the First Draft LOI, including those related to earn-outs, transaction structuring and capital structure, which was followed up with written responses e-mailed by CGAC to Noventiq.

On December 23, 2022, Messrs. Tien, Kutcher and Letter presented the First Draft LOI to the Noventiq Board during a formal video conference meeting and discussed both the transaction terms and the unique capabilities of the CGAC team to assist Noventiq in its transition to a U.S. listing. On December 23, 2023, CGAC also shared with Noventiq a presentation outlining CGAC’s experience in investing in technology companies located outside the United States, CGAC’s and its advisors’ experience with complex transactions involving multiple regulatory backdrops, and CGAC’s deep network of institutional investors that could participate in a potential PIPE transaction and otherwise support a de-SPAC transaction with Noventiq. Also on December 23, 2022, Mr. Tien sent a follow-up e-mail to Noventiq’s management summarizing the key points from the deck.
On December 27, 2022, CGAC received an e-mail from Noventiq informing CGAC that CGAC was Noventiq’s preferred de-SPAC counterparty and that Noventiq was prepared to move forward subject to CGAC answering some additional questions from Noventiq.
On December 30, 2022, the CGAC and Noventiq management teams met via video conference to discuss issues in the First Draft LOI and determined next steps to address those issues and concerns.
On January 3, 2023, a legal kickoff video conference was held among the CGAC and Noventiq management teams, Kirkland, and A&O to discuss the First LOI.
On January 4, 2023, CGAC sent Noventiq a revised letter of intent (the “Second Draft LOI”), which proposed the following material revisions to the First Draft LOI: a 30-day exclusivity period, terms relating to transaction structure, terms relating to the Noventiq earn-out and consideration for the Founder Shares held by the Sponsor. On January 11, 2023, a kickoff video conference was held between the CGAC and Noventiq management teams to discuss the Second Draft LOI.
On January 13, 2023, Noventiq provided CGAC with a further revised letter of intent (the “Third Draft LOI”), which included the material terms outlined in the Second Draft LOI and proposed a 60-day exclusivity period.
On January 18, 2023, CGAC provided Noventiq with a further revised letter of intent (the “Fourth Draft LOI”), which included the material terms outlined in the Third Draft LOI and revisions to the consideration for the Founder Shares held by the Sponsor and lock-up arrangements for the Noventiq shares.
On January 27, 2023, Noventiq provided CGAC with a further revised letter of intent (the “Fifth Draft LOI”), which included the material terms outlined in the Fourth Draft LOI and additional revisions to the consideration for the Founder Shares held by the Sponsor and warrants and lock-up arrangements for the Noventiq shares, as well as a revised breakdown of the components of the pre-money equity value of Noventiq.
On January 31, 2023, CGAC provided Noventiq with a further revised letter of intent (the “Sixth Draft LOI”), which included the material terms outlined in the Fifth Draft LOI and additional revisions to the consideration for the Founder Shares held by the Sponsor and warrants and lock-up arrangements for the Noventiq shares, as well as a revised breakdown of the components of the pre-money equity value of Noventiq.
On February 1, 2023, Noventiq provided CGAC with a further revised letter of intent (the “Seventh Draft LOI”), which included the material terms outlined in the Sixth Draft LOI and additional revisions to the consideration for the Founder Shares held by the Sponsor and warrants and lock-up arrangements for the Noventiq shares, as well as a revised breakdown of the components of the pre-money equity value of Noventiq.
On February 7, 2023, CGAC and Noventiq executed the LOI (the “Final LOI”) that included all material terms outlined in Seventh Draft LOI. The Final LOI was non-binding, except for the exclusivity, confidentiality, expenses, termination and other miscellaneous provisions thereof. The Final LOI outlined the proposed terms for the Business Combination for discussion purposes, including, among other things, transaction structuring considerations, earn-outs for Noventiq shareholders, consideration for the Founder Shares held by the Sponsor, sources and uses of capital, a closing equity value of Noventiq of $877 million, voting and support arrangement, proposed post-closing corporate governance mechanisms and an exclusivity arrangement. The Final LOI also included key terms regarding potential lock-up arrangements with respect to the post-Business Combination company’s securities anticipated to be held by the Sponsor and certain shareholders of Noventiq as well as closing conditions.
Following the execution of the Final LOI on February 7, 2023, representatives of CGAC and Noventiq continued to discuss the equity value of Noventiq.
Beginning in February 2023, CGAC and its advisors undertook enhanced commercial, financial, tax, operational, regulatory and legal diligence on Noventiq.
On February 17, 2023, representatives of CGAC and Noventiq and their respective legal advisors (including Kirkland, Reitler Kailas & Rosenblatt LLP, additional CGAC legal counsel (“Reitler”), and A&O) held an all-party kick-off video conference and discussed, among other things, the transaction timetable, key items in the business combination transaction and immediate next steps. At or about this time, CGAC had engaged several advisors, including Kirkland, Reitler, Walkers (Cayman) LLP (“Walkers”) and Mayer Brown (“MB”) as legal counsel, to assist with various aspects of legal and regulatory diligence. On February 17, 2023, Kirkland, Reitler and A&O held a telephonic meeting in which parties discussed structuring of the Business Combination. On February 19, 2023, Reitler sent A&O an initial draft of the Business Combination Agreement.
On February 21, 2023, representatives of CGAC, Kirkland, Reitler and A&O held a telephonic meeting in which parties discussed the transaction structure proposed by Noventiq and A&O. On March 3, 2023, A&O sent Reitler a revised draft of the Business Combination Agreement. The parties continued to exchange comments on the transaction structure over the next several days.
On March 6, 2023, Noventiq provided CGAC and its representatives, including Cantor, Kirkland, MB, and Reitler, with access to an online data room in furtherance of CGAC’s due diligence with respect to Noventiq.
Subsequently, Reitler and A&O exchanged revised drafts of the Business Combination Agreement and ancillary documents, the most significant exchanges of which are summarized in more detail below, and in connection with such exchanges they also held a number of telephone discussions regarding the Business Combination Agreement and related ancillary documents. In connection with these exchanged drafts and discussions, Reitler and A&O also had regular contact with their respective clients during this period to keep them apprised of the status of the Business Combination Agreement and related ancillary documents and solicit their feedback in connection with the documents. The principal terms of the Business Combination Agreement and related ancillary documents being negotiated during such time related to, among other things, (i) the structure and terms of the Business Combination, (ii) the scope of representations, warranties and covenants in the Business Combination Agreement, and (iii) the applicable conditions and approvals required to consummate the Business Combination.
On March 15, 2023, Reitler sent A&O revised drafts of the Business Combination Agreement and related ancillary documents. The revised Business Combination Agreement contained proposed revisions, among others, to the representations, warranties and covenants of each party under the Business Combination Agreement, the scope of the interim operating covenants of Noventiq, the required level of Noventiq shareholder support for the Business Combination and the termination provisions.
On March 23, 2023, A&O sent Reitler revised drafts of the Business Combination Agreement and related ancillary documents. A&O proposed certain changes in the structuring of the Business Combination, as well as certain changes to the representations and warranties of each party and revisions to the scope of the interim operating covenants of Noventiq.
On March 28, 2023, Reitler and A&O discussed certain issues related to the March 23, 2023 draft of the Business Combination Agreement and various issues related to certain ancillary documents.
On April 5, 2023, Reitler sent A&O a revised draft of the Business Combination Agreement, which that included proposed revisions to the representations and warranties of each party and revisions to the scope of the interim operating covenants of Noventiq and the termination provisions.

On April 7, 2023, the CGAC Board held a video conference to discuss the proposed business combination with Noventiq. All Board members and representatives of Kirkland, Walkers, Reitler and Cantor were present. At the conference, Mr. Tien provided the CGAC Board with an overview of the proposed Business Combination (including the potential benefits and the risks related thereto), and Kirkland, Walkers, Reitler and Cantor provided the CGAC Board with an overview of the legal, financial and tax due diligence findings with respect to Noventiq. In connection with the foregoing, copies of the Business Combination Agreement and related ancillary documents were provided to all of the members of the CGAC Board in advance of the meeting. Following an in-depth discussion of the Business Combination, during which the members of the CGAC Board asked various questions relating to the Business Combination, all of which were addressed in detail by the management team of CGAC and its advisors, the CGAC Board unanimously approved the material terms of the Business Combination and the Business Combination Agreement in its proposed form and allowed non-material changes to be made to the Business Combination Agreement by CGAC’s officers prior to its execution and further determined that entry into the transactions and the proposals to be approved pursuant to this proxy statement/prospectus were in the best interest of CGAC and recommended that its shareholders vote “FOR” the proposals to be approved pursuant to this proxy statement/prospectus. The CGAC Board did not obtain a third-party valuation or fairness opinion in connection with its resolution to approve the Business Combination, but determined that CGAC’s directors and officers and the other representatives of CGAC had substantial experience in evaluating the operating and financial merits of companies similar to Noventiq and concluded that the experience and background of CGAC’s senior management members, the members of the CGAC Board and the other representatives of CGAC enabled the CGAC Board to make the necessary analyses and determinations regarding the Business Combination.
The 60-day exclusivity period in the Final LOI expired on April 8, 2023, but the Final LOI provided, in relevant part, that prior to the end of the exclusivity period, if neither party had provided written notice to the other party of its desire to terminate the exclusivity period, the exclusivity period shall automatically and without further action on the part of the parties continue for a period of 30 additional calendar days. As of April 8, 2023, neither CGAC nor Noventiq had provided written notice to the other of its desire to terminate the exclusivity period, so the exclusivity period automatically extended until May 8, 2023.
From April 11, 2023 to May 3, 2023, Reitler and A&O exchanged several drafts of the Business Combination Agreement and related ancillary documents and held conference calls to discuss the remaining issues.
On May 3, 2023, Mr. Letter provided the CGAC Board with an e-mail update summarizing the final terms of the Business Combination Agreement, attaching the final drafts of the Business Combination Agreement and the ancillary documents and attaching a unanimous written consent (the “May 3 Consent”) containing resolutions approving the Business Combination, the Business Combination Agreement and ancillary documents and determining that entry into the transactions and the proposals to be approved pursuant to this proxy statement/prospectus were in the best interest of CGAC and recommended that its shareholders vote “FOR” the proposals to be approved pursuant to this proxy statement/prospectus. Later that day, all the members of the CGAC Board signed the May 3 Consent.
On May 4, 2023, CGAC, Noventiq and other relevant parties executed and delivered the Business Combination Agreement and certain related ancillary agreements.
On May 4, 2023, CGAC and Noventiq each issued a press release announcing the execution of the Business Combination Agreement. On the same day, CGAC filed with the SEC a Current Report on Form 8-K announcing the execution of the Business Combination Agreement.
On June 14, 2023, CGAC filed with the SEC a Current Report on Form 8-K which included a press release dated June 13, 2023, an investor presentation prepared by members of CGAC and Noventiq management teams and other persons regarding Noventiq and the Business Combination and an investor presentation transcript. On June 13, 2023, Noventiq started distributing the investor presentation to potential investors for a potential PIPE investment in connection with the Business Combination.
The original memorandum and articles of association of CGAC provided that, if an initial business combination were not consummated by December 22, 2022 (the “Original Termination Date”), then CGAC would be liquidated and the trust account distributed to the CGAC shareholders. As a result of the time required to complete CGAC’s due diligence on Noventiq and for Noventiq to complete a PCAOB audit, CGAC convened two extraordinary general meetings of its shareholders, each of which was to amend the articles and memorandum of association to extend the Original Termination Date, first until June 21, 2023 (the “First Extension”), and then to March 20, 2024 (the “Second Extension”) and then to June 30, 2024.
In connection with Noventiq’s PCAOB audit, CGAC and Noventiq determined that the BCA should be amended and restated to revise the structure of the Business Combination so that Noventiq would qualify as a Foreign Private Issuer. In addition, on June 2, 2023, CGAC received revised financial projections from Noventiq. As a result, CGAC and Noventiq agreed to a pre-money equity value of Noventiq of $643 million.
On or about November 30, 2023, CGAC received further revised financial projections from Noventiq. As a result, CGAC and Noventiq agreed to (i) a pre-money equity value of Noventiq of $315 million, (ii) reduce, through forfeiture, the number of Alignment Shares to 1,500,000 from 2,500,000, introduce a Gross Proceeds Cap of $50 million and permit Additional Permitted Financings during the 180-day period immediately following the consummation of the Business Combination, (iii) reduce, through forfeiture, the number of Sponsor Earnout Shares to 2,000,000 from 5,000,000, (iv) increase the number of Noventiq Earnout Shares to 15,000,000 from 10,000,000, of which (A) 8,000,000 are tied to the First Level Earnout Target, (B) 4,000,000 are tied to the Second Level Earnout Target and (C) 3,000,000 are tied to the Third Level Earnout Target, and (v) reduce, by forfeiture, the number of CGAC Warrants held by Sponsor to 3,800,000 from 7,600,000 and subject them to potential redemption by the Company when its trading price equals or exceeds $18.00 per share. The Business Combination Agreement does not otherwise change or alter any of the material provisions of the Original BCA. The Business Combination Agreement was approved by the CGAC Board on December 28, 2023 and by the Noventiq Board on December 29, 2023 and was executed on December 29, 2023.
CGAC’s Board of Directors’ Reasons for the Approval of the Business Combination
In evaluating the transaction with Noventiq, the CGAC Board consulted with its management, legal counsel as well as financial and other advisors, the board assessed the financial statements and internal projections of Noventiq as part of the evaluation process and considered and evaluated a number of other factors. In particular, the CGAC Board considered the following positive factors, although not weighted or in any order of significance, in deciding to approve the Business Combination Proposal:
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Leading enabler of digital success. Noventiq sits at the heart of the $3.8 trillion digital transformation and cybersecurity ecosystem.

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Global reach and focus on high growth emerging markets. These growing markets represent a substantial total addressable market — estimated to grow from $330 billion in 2020 to approximately $500 billion in 2051 — and are underserved and historically difficult to penetrate. Noventiq’s extensive global reach, coupled with a strong local presence and recognized execution capability, uniquely positions it for success in these markets.

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Strategic partnerships amplify growth strategy and widen Noventiq’s competitive reach. Noventiq ranks as a premier partner for the top public cloud companies globally, including Microsoft — as well as other key technology players such as AWS and Google. Noventiq has collaborated with Microsoft for over 25 years, becoming a leading strategic partner in a large number of growing markets, and is focused on continuing to expand its services footprint, while also actively delivering other partners’ technologies as part of its portfolio of customer outcome-focused solutions.

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Consolidator with track record of successful M&A. Noventiq has acquired 14 companies acquired since 2020, including multiple transactions in 2022/2023, with a strategic approach towards geographic, portfolio and sales channel expansion.

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Inclusive and diverse culture, industry leading talent and unparalleled local expertise. Noventiq is a people-first and customer-centric organization. Eighty-five percent of headcount is customer facing and is led by a low-turnover, long-tenured management team with deep experience in developing markets and providing services to Fortune 500 global operations.

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New product lines and product categories on the horizon. Noventiq has significant organic growth opportunities in selling in-house developed solutions like enterprise-grade smart assistants powered by generative AI, Microsoft Azure OpenAI Service, and other services and tools to new and existing customers. These are key drivers in growing high-margin solutions through Noventiq’s land and expand model.

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Proven Track Record. Noventiq has proven market outperforming track record in terms of growth with significant future runway through organic growth and acquisitions.

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Unique Management Structure. Noventiq has a seasoned management team.

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Satisfactory Due Diligence. The CGAC Board reviewed and discussed in detail the results of the due diligence examination of Noventiq conducted by CGAC’s management team and advisors, including virtual meetings with the management team and advisors of Noventiq regarding Noventiq’s business, operations, prospects and forecasts, valuation analyses with respect to the Business Combination, review of material contracts (including Noventiq’s strategic alliances) and other material matters, as well general financial, technical, legal, regulatory and accounting due diligence, and is satisfied with such results.

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Strong Financial Condition. The CGAC Board reviewed factors such as Noventiq’s historical financial results, outlook and business and financial plans, as well as the financial profiles of publicly traded companies in the personal luxury goods industry. In reviewing these factors, the CGAC Board believed that Noventiq was well-positioned in its industry for potential strong future growth and therefore was likely to be positively viewed by public investors.

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Reasonableness of Consideration. Following a review of the financial data provided to CGAC and the due diligence of Noventiq’s business conducted by CGAC’s management, CGAC’s legal counsel and auditors and taking into account the valuation of the business in previous private funding rounds and the trading multiples of the publicly-listed comparable companies, the CGAC Board determined that the aggregate consideration to be paid in the Business Combination was reasonable.

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Post-Closing Economic Interest in Noventiq. If the Business Combination is consummated, CGAC shareholders (other than CGAC shareholders that sought redemption of their CGAC Class A Ordinary Shares) would have a meaningful economic interest in Noventiq and as a result would have a continuing opportunity to benefit from the success of Noventiq following the consummation of the Business Combination.

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Support of Noventiq Shareholders. The fact that a majority of Noventiq’s existing shareholders have delivered a Voting and Support Agreement, demonstrating the Noventiq existing shareholders’ support of the Business Combination.

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Post-Business Combination Corporate Governance. The fact that the Sponsor will have the right to appoint a director to Noventiq’s board of directors.

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Negotiated Transaction. The financial and other terms of the Business Combination Agreement and the fact that such terms and conditions were the product of arm’s length negotiations between CGAC and Noventiq.

The CGAC Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combination, including, but not limited to, the following:
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Macroeconomic Risks. The risk that the future financial performance of Noventiq may not meet the CGAC Board’s expectations due to macroeconomic factors or other factors affecting the industry conditions out of its control.

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Execution Risk. The potential risks and costs to CGAC if the Business Combination is not completed.

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Exclusivity. The fact that the Business Combination Agreement includes an exclusivity provision that prohibits CGAC from soliciting other business combination proposals, as further discussed in “Summary of the Material Terms of the Business Combination — Covenants of the Parties — Covenants of CGAC”.

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No Third-Party Valuation. The risk that CGAC did not obtain a third-party valuation or fairness opinion in connection with the Business Combination.

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Closing Conditions. The completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within CGAC’s control.

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Listing Risks. The challenges associated with preparing Noventiq, a privately held entity, for the applicable disclosure, controls and listing requirements to which Noventiq will be subject as a U.S. publicly traded company on Nasdaq.

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Litigation. The possibility that litigation challenging the Business Combination could delay or prevent consummation of the Business Combination.

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Transaction Fees and Expenses. The substantial transaction fees and expenses associated with the Business Combination, some of which would be payable regardless of whether the Business Combination is ultimately consummated.

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CGAC Shareholders Receiving a Minority Position in Parent. The fact that current CGAC shareholders will hold a minority interest in Parent, which will limit or preclude the ability of CGAC’s current shareholders to influence corporate matters, including any future potential change in control or other material transaction, but the CGAC Board determined that such facts were outweighed by the long-term benefits that Noventiq would provide to CGAC’s shareholders and future shareholders of Noventiq after Closing.

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Other Risks. Various other risks associated with the Business Combination, the business of CGAC and the business of Noventiq described under the section entitled “Risk Factors”.

In addition to considering the factors described above, the CGAC Board also considered that certain CGAC’s directors and executive officers may have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of CGAC’s shareholders (see “The Business Combination Proposal — Interests of CGAC Directors and Officers in the Business Combination” below). CGAC’s independent directors reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and approving, as members of the CGAC Board, the Business Combination Agreement and the Business Combination.
The CGAC Board concluded that the potential benefits that it expected CGAC and its shareholders to achieve as a result of the Business Combination outweighed the potentially negative factors associated with the Business Combination. Accordingly, the CGAC Board determined that the Business Combination Agreement and the Business Combination, were in the best interests of CGAC.
This explanation of the CGAC Board’s reasons for approval of the Business Combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Forward-Looking Statements”.
Certain Noventiq Projected Financial Information
Noventiq does not as a matter of course make public projections as to future results. Noventiq provided its internally-derived forecasts, prepared in December 2022 and updated in December 2023, March 2024 and April 2024, for the fiscal years 2024 and 2025 to CGAC for use as a component of its overall evaluation of Noventiq. The updated forecast provided in March 2024, takes into consideration the operating performance of the business for the nine months ended December 31, 2023, and the operating performance of the business through March 31, 2024 in conjunction with the forecasting methodology outlined below. Select projected financial information is included in this Proxy Statement/Prospectus because it was provided to the CGAC Board for its evaluation of the Merger. Noventiq’s projected financial information was not prepared with a view towards public disclosure or compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Noventiq’s projected financial information was prepared solely for internal use, and was not intended for third-party use, including by investors or stockholders. You are cautioned not to rely on the Noventiq’s projected financial information in making a decision regarding the Transactions, as the projections may differ materially from actual results.
Noventiq’s projected financial information is based on a combination of country-market level data, historical trend data, operating budgets and other economic, market and operational assumptions. This process and methodology are further outlined below. These projections are based on assumptions discussed below that are subject to risks and uncertainties which are difficult to predict and many of which are beyond Noventiq’s control, such as the risks and uncertainties contained in the sections titled “Risk Factors” and “Noventiq’s Management’s Discussion and Analysis of Financial Condition and Results of Operations”.
The combination of Noventiq’s market-country level financial forecasts, as supported by the methodology outlined below, and macroeconomic review result in the projected revenue of $495 million and $550 million for fiscal years 2024 and 2025, respectively, and projected Adjusted EBITDA (excluding share based compensation) of $40 million and $46 million for fiscal years 2024 and 2025, respectively. These projections represent revenue growth of 23% for fiscal year 2024 compared to fiscal year 2023 and projected revenue growth for fiscal year 2025 of 11% compared to fiscal year 2024.
Projected fiscal year 2024 Adjusted EBITDA (excluding shared based compensation) of $40 million represents an increase of $10 million over fiscal year 2023 Adjusted EBITDA (excluding shared based compensation). This growth includes (i) the impact of continued business growth contributing a projected $13 million increase in Adjusted EBITDA (excluding shared based compensation) and (ii) growth from investments made in previous years for partnership projects with strategic vendors resulting in an increase to projected Adjusted EBITDA (excluding shared based compensation) of $2 million. This growth is offset by (i) a projected $2 million reduction due to geopolitically affected regions continuing to impact Adjusted EBITDA (excluding shared based compensation) and (ii) additional corporate investments.
Subsequent to the approval of the Business Combination Agreement by the CGAC Board on December 29, 2023, and in consultation with CGAC, the revenue and Adjusted EBITDA (excluding shared based compensation) forecast for FY2024 was further refined and adjusted to $475 million and $38 million, respectively. Although the Company has not yet completed its closing procedures for the fiscal year ended March 31, 2024, the updated forecast provided in April 2024 reflects operating performance of the business and the Company's estimated preliminary unaudited year end results for the fiscal year ended March 31, 2024. The FY2025 revenue and Adjusted EBITDA (excluding shared based compensation) forecasts were unchanged.
The preliminary financial information above for fiscal year 2024 reflects estimates based only on preliminary information available to Noventiq as of the date of this registration statement. Noventiq has provided estimates because these results are preliminary and subject to change. Actual results will not be finalized until after Noventiq completes its normal year-end accounting procedures, including the execution of our internal control over financial reporting. These estimates reflect management's best estimate of the impact of events during fiscal year 2024. Accordingly, you should not place undue reliance on these preliminary estimates, which should not be viewed as a substitute for full financial statements prepared in accordance with IFRS.
The projected financial information outlined above was prepared by Noventiq management and was based on numerous factors, including projected sales growth based on country market-level sales pipeline and backlog data (including (x) predominantly firm orders attributable to pipeline and backlog actually observed through February 29, 2024, that management expects Noventiq to realize, and (y) management estimates of Noventiq’s sales pipeline that do not represent firm orders), which is routinely updated and maintained by each country’s sales teams and reviewed by Noventiq senior management, recurring revenue forecasts that are supported by historical retention data for major customer and corporate accounts, gross margin estimates for projected revenue based on revenue type, and country-market level operating budgets. The updated forecast provided in April 2024 takes into consideration the estimated preliminary operating performance of the business through March 31, 2024, which supported increased projected performance during the three months ended March 31, 2024 relative to the first nine months of the fiscal year 2024, driven in part by an increased level of customer orders occurring in many of our geographies, including India, and increased profitability. In addition to quantitative data, the Noventiq senior management team further validates country-market level projections through qualitative discussions with its country-market level management teams. The country-market level projections are further reviewed against historical growth rates and margins and considered against market and macroeconomic factors. These macroeconomic considerations assume that macroeconomic conditions would remain stable in the emerging markets where Noventiq operates, particularly in India, and in multiple countries in APAC, RoE, EMEA, and LATAM, that competitor pricing would remain rational, that regulatory requirements would not change significantly, and that tax laws, including corporate tax rates, would remain unchanged. Noventiq’s management believes that each of the assumptions used in creating the projected financial information is reasonable based on the anticipated market size and demand for its products and services, as further described under “Business of Noventiq”, “Business of Noventiq  —  Key Strengths”, “Business of Noventiq  —  Growth Strategy”, “Business of Noventiq  —  Products and Services”, “Business of Noventiq  —  Sales Channels”, and “Business of Noventiq  —  Customers.” Once the country-market level projections have been thoroughly reviewed and vetted, the projections are consolidated for all Noventiq.
The financial projections provided to the CGAC Board are forward-looking statements that are based on growth assumptions, which are inherently subject to significant uncertainties and contingencies, many of which are beyond Noventiq’s control. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the Noventiq’s projected financial information. The financial projections were initially prepared in December 2022 and updated in December 2023 and March 2024. While all projections are necessarily speculative, notably, statements regarding Noventiq’s business plan and forecasts, and summary financial projections are, without limitation, subject to material assumptions regarding factors affecting the markets in which Noventiq operates and to (i) produce, distribute and service its products at scale and meet its customers’ business needs, (ii) successfully execute its technology and business development plans and growth strategy, (iii) compete in rapidly developing markets, (iv) source, maintain and grow sales to strategic customers, and (v) source and maintain key suppliers. Noventiq cautions that its assumptions may not materialize and that market developments and economic conditions may render such assumptions, although believed reasonable at the time they were made, subject to greater uncertainty.
The inclusion of the Noventiq’s projected financial information in this Proxy Statement/Prospectus should not be regarded as an indication that Noventiq or its representatives currently consider the Noventiq’s projected financial information to be a reliable prediction of actual future events, and reliance should not be placed on the Noventiq’s projected financial information to make a decision regarding the transaction.
NOVENTIQ DOES NOT INTEND TO MAKE PUBLICLY AVAILABLE ANY UPDATE OR OTHER REVISION TO THE NOVENTIQ PROJECTED FINANCIAL INFORMATION, EXCEPT AS REQUIRED BY LAW. THE NOVENTIQ PROJECTED FINANCIAL INFORMATION DOES NOT TAKE INTO ACCOUNT ANY CIRCUMSTANCES OR EVENTS OCCURRING AFTER THE DATE THAT INFORMATION WAS PREPARED. READERS OF THIS PROXY STATEMENT/PROSPECTUS ARE CAUTIONED NOT TO RELY ON THE UNAUDITED NOVENTIQ PROJECTED FINANCIAL INFORMATION SET FORTH BELOW. NONE OF NOVENTIQ, CGAC NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, ADVISORS OR OTHER REPRESENTATIVES HAS MADE OR MAKES ANY REPRESENTATION TO ANY NOVENTIQ SHAREHOLDER, CGAC SHAREHOLDER OR ANY OTHER PERSON REGARDING ULTIMATE PERFORMANCE COMPARED TO THE INFORMATION CONTAINED IN THE NOVENTIQ PROJECTED FINANCIAL INFORMATION OR THAT ANY FINANCIAL AND OPERATING RESULTS WILL BE ACHIEVED.
Noventiq has not made any representations or warranties regarding the accuracy, reliability, appropriateness or completeness of the Noventiq projected financial information to anyone, including CGAC. Neither Noventiq’s board, officers, management nor any other representative of Noventiq has made or makes any representation to any person regarding Noventiq’s ultimate performance compared to the information contained in the Noventiq projected financial information, and none of them intends to or undertakes any obligation to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even if any or all of the assumptions underlying the projections are shown to be in error. Accordingly, the Noventiq projected financial information should not be looked upon as “guidance” of any sort. Noventiq does not intend to refer back to the Noventiq projected financial information in its future periodic reports filed under the Exchange Act.
The Noventiq projected financial information was prepared by, and is the responsibility of, Noventiq’s management. UHY LLP, Noventiq’s independent auditor, has not compiled, reviewed, examined, performed any other assurance procedures, or expressed any form or assurances with respect to the projected financial information presented herein. The report of UHY LLP included in this Proxy Statement/Prospectus relates to historical audited financial statements of Noventiq and does not extend to the projected financial information and should not be read to do so. You are encouraged to review the historical financial statements of Noventiq included in this Proxy Statement/Prospectus.
Certain Financial Analysis
Comparable Public Companies
CGAC’s management primarily relied upon a comparable company analysis to assess the value that the public markets would likely ascribe to Noventiq following a business combination with Noventiq, and this analysis was presented to the CGAC Board. The relative valuation analysis was based on selected publicly-traded companies. The selected companies were chosen because they were determined by CGAC’s management to be the most relevant in their particular sector (but, for the avoidance of doubt, each of the selected companies is not necessarily a direct competitor of Noventiq). These companies were selected by CGAC as the publicly-traded companies having businesses with similar end markets, business models, go-to-market strategies, forecasted margins and/or growth rates. While these companies may share certain characteristics that are similar to those of Noventiq, the CGAC Board recognized that no company was identical in nature to Noventiq.
Using publicly available information, CGAC’s management also reviewed with the CGAC Board, among other things, the enterprise values (defined as market capitalization plus net debt plus minority investments minus unconsolidated investments) as multiples of Adjusted EBITDA for estimated fiscal years 2024 and 2025 with respect to each such selected comparable company. The Adjusted EBITDA multiples for the selected comparable companies as of December 2023 are summarized in the table below:
	EV / EBITDA		EBITDA ($mm)		Sales Growth		EBITDA Margin
Company	FY2024	FY2025	FY2024	FY2025	FY2024	FY2025	FY2024	FY2025
US Comparables
Arrow Electronics (ARW)	6.8x	6.8x	$1,563	$1,561	148%	36%	7%	5%
TD Synnex (SNX)	8.2x	7.9x	$1,687	$1,764	(8)%	5%	3%	3%
Insight Enterprises (NSIT)	12.0x	10.9x	$544	$602	(7)%	7%	6%	6%
Mean	9.0x	8.5x	$1,265	$1,309	44%	16%	5%	5%
Median	8.2x	7.9x	$1,563	$1,561	(7)%	7%	6%	5%
EU/UK Comparables
Softwareone Holdings (SWON)	9.6x	10.2x	$285	$269	6%	12%	23%	19%
Softcat (SCT)	16.7x	15.3x	$198	$216	7%	9%	14%	14%
Crayon Group Holdings (CRAYN)	8.0x	6.6x	$99	$121	19%	16%	15%	16%
Mean	11.4x	10.7x	$192	$201	10%	12%	18%	17%
Median	10.5x	10.8x	$196	$214	7%	11%	16%	16%
Total Mean	10.2x	9.6x	$729	$755	28%	14%	11%	11%
Total Median	8.9x	9.0x	$415	$435	7%	10%	11%	10%

(Source: Bloomberg, as of 12/19)
Based on the review of these selected comparable companies, the CGAC Board concluded that Noventiq’s estimated enterprise values as a multiple of Adjusted EBITDA for fiscal years 2024 and 2025 of 8.25x and 7.17x, respectively (based upon Noventiq’s estimated fiscal year 2024 and fiscal year 2025 Adjusted EBITDA of $40 million and $46 million, respectively, as described above in “Certain Noventiq Projected Financial Information”), were attractive valuation relative to the estimated enterprise values as a multiple of Adjusted EBITDA of such selected comparable companies.
The CGAC Board viewed Noventiq’s enterprise value as a multiple of Adjusted EBITDA as the most relevant valuation measures on which to evaluate Noventiq’s value based on their belief that these multiples are the most prevalent and relevant metrics for the IT services sector. The results of this analysis (as described above) supported the CGAC Board’s determination, based on a number of factors, that the terms of the merger were fair to and in the best interests of CGAC and its stockholders.
Interests of Certain Persons in the Business Combination
In considering the recommendation of the CGAC Board to vote in favor of the approval of the Business Combination Proposal and the other proposals described in this proxy statement/prospectus, CGAC shareholders should understand that the Sponsor, the members of the CGAC Board and officers of CGAC have interests in such proposals and the Business Combination that are different from, or in addition to, those of CGAC shareholders generally. The CGAC Board was aware of and considered these interests, among other matters, in evaluating the Business Combination, and in recommending to CGAC shareholders that they approve the Business Combination Proposal and the other proposals described in this proxy statement/prospectus. CGAC shareholders should take these interests into account in deciding whether to approve the Business Combination Proposal and the other proposals described in this proxy statement/prospectus. These interests include, among other things:
•
On October 28, 2020, the Sponsor paid $25,000, or approximately $0.003 per share, to cover certain offering costs in consideration for 8,625,000 Class B ordinary shares, par value $0.0001 per share. In November 2020, the Sponsor transferred 50,000 Class B ordinary shares to each of the Company’s independent directors (Alexandre Balkanski, John Mulkey, and Jason Park) in recognition of, and as compensation for, their future services to CGAC . On December 16, 2020, the Company effected a share capitalization, resulting in 10,062,500 Class B ordinary shares issued and outstanding as of such date. As a result of the underwriters’ election to partially exercise their over-allotment option, 62,500 Class B ordinary shares were forfeited for no consideration on December 23, 2020, resulting in 10,000,000 Founder Shares outstanding, of which 9,825,001 were held by the Sponsor. On June 21, 2023, the Sponsor converted 9,825,000 Class B ordinary shares into Class A ordinary shares. The Founder Shares will be worthless if we do not complete an initial Business Combination.

•
Concurrently with the closing of the Initial Public Offering, the Sponsor purchased 7,600,000 private placement warrants at a price of $1.50 per private placement warrant, generating proceeds of $11,400,000 in the private placement. Each private placement warrant is exercisable for one Class A ordinary share at a price of $11.50 per share. If CGAC does not complete a business combination by June 30, 2024, the private placement warrants will expire worthless.

•
CGAC agreed, commencing on the effective date of the Initial Public Offering through the earlier of the consummation of a Business Combination and the liquidation of CGAC, to pay the Sponsor a total of $40,000 per month for office space, utilities and secretarial and administrative support services provided to members of CGAC’s management team until the earlier of (A) the Company’s completion of the initial Business Combination or December 21, 2022 and (B) on December 21, 2022, an amount equal to $960,000, less the actual amount paid under the Administrative Services Agreement. On November 18, 2021, the Sponsor waived its right to receive any of CGAC’s remaining, payment obligations under the Administrative Services Agreement.

•
The Business Combination Agreement contemplates that, at or prior to the Closing, the Company, the Sponsor and certain Noventiq shareholders will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Sponsor and such Noventiq shareholders will be granted certain registration rights with respect to their respective Ordinary Shares, in each case, subject to the terms and conditions set forth in the Registration Rights Agreement.

•
The Sponsor may receive additional Noventiq ordinary shares (i) at the Closing based on additional financings consummated by Noventiq on or prior to the Closing and (ii) based on the performance of Noventiq ADSs following the Closing.

•
If the trust account is liquidated, including in the event CGAC is unable to complete an initial business combination within the required time period, the Sponsor has agreed that it will be liable to CGAC if and to the extent any claims by a third-party for services rendered or products sold to CGAC, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below: (1) $10.00 per public share; or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), except as to any claims by a third-party or prospective target business who executed a waiver of any and all rights to monies held in the trust account and except as to any claims under our indemnity of the underwriters of the CGAC Initial Public Offering against certain liabilities, including liabilities under the Securities Act.
Redemption Rights
CGAC public shareholders may seek to redeem their public shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Business Combination Proposal. Any public shareholder may demand that CGAC redeem such shares for a full pro rata portion of the trust account (which, for illustrative purposes, was approximately $11.04 per share as of May 20, 2024, the record date), calculated as of two business days prior to the anticipated consummation of the Business Combination. If a holder properly seeks redemption as described in this section and the Business Combination with Noventiq is consummated, CGAC will redeem these shares for a pro rata portion of funds deposited in the trust account and the holder will no longer own these shares following the Business Combination.
Notwithstanding the foregoing, a holder of public shares, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 15% of the public shares. Accordingly, all public shares in excess of 15% held by a public shareholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or was a “group,” will not be redeemed for cash.
The Sponsor will not have redemption rights with respect to any CGAC ordinary shares owned by it in connection with the Business Combination.
CGAC public shareholders seeking to have their public shares redeemed must demand, no later than 5:00 p.m., New York City time, on June 10, 2024 (two business days before the Meeting), that CGAC redeem your public shares for cash by: (1) submitting your request in writing to CGAC’s transfer agent; and (2) delivering your public shares to CGAC’s transfer agent (physically, or electronically using the DWAC (Deposit/Withdrawal At Custodian) system). If you hold the shares in “street name,” you will have to coordinate with your bank, broker or other nominee to have your shares certificated or share certificates (if any) together with the redemption notices delivered electronically. If you do not submit a written request and deliver your share certificates as described above, your public shares will not be redeemed. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering the share certificate (if any) together with the redemption forms through the DWAC system. The transfer agent will typically charge the tendering broker $100 and it will be up to the broker whether or not to pass this cost on to the holder of the shares being redeemed. In the event the proposed Business Combination is not consummated this may result in an additional cost to shareholders for the return of their shares.
Any request to redeem such shares, once made, may be withdrawn at any time up to the vote on the Business Combination Proposal. Furthermore, if a public shareholder delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that CGAC’s transfer agent return the certificate (physically or electronically). You may make such request by contacting CGAC’s transfer agent at the address listed elsewhere in this proxy statement/prospectus.
If the Business Combination is not approved or completed for any reason, then public shareholders who elected to exercise their redemption rights will not be entitled to redeem their shares for a full pro rata portion of the trust account, as applicable. In such case, CGAC will promptly return any shares delivered by public shareholders.
The closing price of CGAC Class A ordinary shares on May 20, 2024, the record date, was $11.03 per share. The cash held in the trust account on such date was approximately $11.04. Prior to exercising redemption rights, public shareholders should verify the market price of CGAC Class A ordinary shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. CGAC cannot assure its shareholders that they will be able to sell their CGAC Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a public shareholder exercises his, her or its redemption rights, then he, she or it will be exchanging its CGAC Class A ordinary shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption no later than the close of the vote on the Business Combination Proposal by delivering your share certificate (either physically or electronically) to CGAC’s transfer agent prior to the vote at the Meeting, and the Business Combination is consummated.
CGAC’s transfer agent can be contacted at the following address:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004-1561
Phone: (212) 509-4000
Toll-Free: (800) 509-5586
Email: cstmail@continentalstock.com
Impact of the Business Combination on Parent’s Public Float
The following table summarizes the pro forma equity ownership in Parent ordinary shares immediately following the Business Combination:
Assuming Full Redemptions(1)(2)
Sponsor and independent directors(3)	4.55%
Current Noventiq shareholders	95.45%
Total	100.0%

(1)
Based on an aggregate of 33,000,000 Parent ordinary shares that will be issued as consideration in the Transactions consisting of 31,500,000 Parent ordinary shares to be paid to holders of Noventiq ordinary shares (excluding any shares issuable to Noventiq as beneficial owner of the Exchanged GDRs) and 1,500,000 Parent ordinary shares to be paid to holders of CGAC ordinary shares, assuming full redemptions, and does not take into account the dilutive effects of (i) the exercise of approximately 17,133,333 public and private warrants to purchase Parent ordinary shares that will be outstanding following the Business Combination, (ii) any equity awards that may be issued under the proposed Incentive Plan following the Business Combination, (iii) any newly issued Parent ordinary shares that may be issued in the Additional Financings, (iv) the Alignment Shares and the Sponsor Earnout Shares or (v) any newly issued Noventiq Earnout Shares that may be issued pursuant to the terms of the CSR Agreement, if any. If the actual facts are different from these assumptions, the ownership percentages held by each of CGAC’s existing shareholders, the Sponsor, CGAC independent directors and the current Noventiq shareholders will be different.

(2)
At an extraordinary meeting of CGAC held on December 20, 2022, among other things, the holders of 38,808,563 CGAC Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.06 per share, for an aggregate redemption amount of approximately $390,414,143.78. At an extraordinary meeting of CGAC held on June 15, 2023, which was adjourned and reconvened on June 20, 2023, among other things, the holders of 771,499 CGAC Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.48 per share, for an aggregate redemption amount of approximately $8,085,078. At an extraordinary meeting of CGAC held on February 29, 2024, among other things, the holders of 83,349 CGAC Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.94 per share. In March 2024, CGAC made redemption payments of $911,508 out of the Trust Account that were due to the redeeming shareholders who elected to redeem their shares as part of the extraordinary general meeting. As such, approximately 99.16% of the CGAC Class A ordinary shares originally issued have been redeemed and approximately 0.84% of the CGAC Class A ordinary shares remained outstanding.
(3)
Excludes the Alignment Shares and the Sponsor Earnout Shares.

Sources and Uses of Funds
The following table summarizes the sources and uses for funding the Business Combination, assuming all of CGAC’s Class A ordinary shares are redeemed in connection with the Business Combination.
Source of Funds (in millions)	Amount	Uses (in millions)	Amount
Current Shareholder Equity Rollover	$315	Current Shareholder Equity Rollover	$315
Sponsor Promote(1)	15	Sponsor Promote	15
Estimated Closing Balance Sheet Cash(2)	95	Pro Forma Cash on Balance Sheet(2)	70
		Estimated Transaction Fees and Expenses	25
Total Sources	$425	Total Uses	$425

(1)
Excludes Alignment Shares and Sponsor Earnout Shares

(2)
Excludes any Additional Financing

Satisfaction of 80% Test
It is a requirement under CGAC’s amended and restated memorandum and articles of association that any business acquired by CGAC have a fair market value equal to at least 80% of the balance of the funds in the trust account at the time of the execution of a definitive agreement for an initial business combination.
As of December 29, 2023 the date of amending and restating of the Business Combination Agreement, the proceeds in the trust account were approximately $4.4 million. Based on the financial analysis of Noventiq generally used by CGAC management in evaluating the Noventiq business and provided to the CGAC Board in connection with the Business Combination, as well as the enterprise value of approximately $330.0 million for the Noventiq business implied by the terms of the Business Combination Agreement, which amount was negotiated on an arms’-length basis and agreed to after taking into consideration various factors, including certain unaudited prospective financial information for Noventiq, risk adjusted discounts considered by CGAC Board and discussions with Noventiq management regarding the future growth and outlook for the business, the CGAC Board determined that the 80% test was met. The CGAC Board believes that it was qualified to make this determination because of the financial skills and background of its directors and the financial information presented.
Board of Directors of Parent Following the Business Combination
Upon consummation of the Business Combination, Parent’s board of directors will initially consist of up to nine directors, with each director having a term that expires in accordance with the Parent Articles of Association, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death. For additional information, see the section entitled “Management of Parent Following the Business Combination.”
Tax Considerations
For a detailed discussion of the material U.S. federal income tax consequences of the Business Combination, please see the section entitled “Material U.S. Federal Income Tax Considerations.”

Accounting Treatment
The unaudited pro forma condensed combined financial statements included elsewhere in this proxy statement/prospectus present the pro forma effects of the Business Combination. The Business Combination will be accounted for as a capital restructuring in accordance with IFRS as issued by the IASB. Under this method of accounting, CGAC will be treated as the “acquired” company for financial reporting purposes, and Noventiq will be the accounting acquirer. This determination was based on evaluation of the following facts and circumstances:
•
Noventiq will have the largest voting interest in Parent following the Business Combination;

•
Noventiq and its shareholders will have the ability to elect a majority of the members of the Parent Board following the Business Combination;

•
Noventiq’s senior management will be the senior management of Parent following the Business Combination;

•
Noventiq’s operations will substantially comprise the ongoing operations of Parent following the Business Combination; and

•
Noventiq is the larger entity, in terms of substantive operations and employee base.

Other factors were considered but they would not change the preponderance of factors indicating that the Company would be the accounting acquirer.
The Business Combination, which is not within the scope of IFRS 3 (“Business Combinations”) as CGAC does not meet the definition of a “business”, will be accounted for within the scope of IFRS 2 (“Share-based payment”). For accounting purposes, the transaction will be treated as the equivalent of Parent issuing shares for the net assets of CGAC, accompanied by a recapitalization. The net assets of CGAC will be stated at historical cost, with no goodwill or other intangible assets recorded. Any excess fair value of Parent ordinary shares following completion of the Business Combination issued over the fair value of CGAC’s identifiable net assets acquired represents compensation for the service of a stock exchange listing for its shares and is expensed as incurred.
Appraisal Rights
The Companies Act prescribes when shareholder appraisal rights will be available and sets the limitations on such rights. Where such rights are available, shareholders are entitled to receive fair value for their shares. However, regardless of whether such rights are or are not available, shareholders are still entitled to exercise the rights of redemption as set out herein, and CGAC has determined that the redemption proceeds payable to shareholders who exercise such redemption rights represents the fair value of those shares. Extracts of relevant sections of the Companies Act follow:
238. (1) A member of a constituent company incorporated under this Act shall be entitled to payment of the fair value of that person’s shares upon dissenting from a merger or consolidation.
239. (1) No rights under section 238 shall be available in respect of the shares of any class for which an open market exists on a recognised stock exchange or recognised interdealer quotation system at the expiry date of the period allowed for written notice of an election to dissent under section 238(5), but this section shall not apply if the holders thereof are required by the terms of a plan of merger or consolidation pursuant to section 233 or 237 to accept for such shares anything except — (a) shares of a surviving or consolidated company, or depository receipts in respect thereof; (b) shares of any other company, or depository receipts in respect thereof, which shares or depository receipts at the effective date of the merger or consolidation, are either listed on a national securities exchange or designated as a national market system security on a recognised interdealer quotation system or held of record by more than two thousand holders; (c) cash in lieu of fractional shares or fractional depository receipts described in paragraphs (a) and (b); or (d) any combination of the shares, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in paragraphs (a), (b) and (c).

Vote Required for Approval
The approval of the Business Combination Proposal requires an ordinary resolution under the Companies Act and the current memorandum and articles of association, being the affirmative vote of a majority of the votes cast by the holders of issued and outstanding CGAC ordinary shares who, being present in person or represented by proxy and entitled to vote thereon, vote at the Meeting. Failure to submit a proxy or to vote in person or online at the Meeting and abstentions from voting will have no effect on the Business Combination Proposal.
Consummation of the Business Combination is conditioned on the approval of each of the Business Combination Proposal, the Merger Proposal the Charter Proposal and the Incentive Plan Proposal. Notwithstanding the approval of the Business Combination Proposal, if the Business Combination is not consummated for any reason, the actions contemplated by the Business Combination Proposal will not be effected.
The Sponsor has agreed to vote all of its CGAC ordinary shares in favor of the Business Combination Proposal.
The existence of financial and personal interests of one or more of CGAC’s directors may result in a conflict of interest on the part of such director(s) between what he, she or they may believe is in the best interests of and what he, she or they may believe is best for himself or themselves in determining to recommend that shareholders vote for the Business Combination Proposal. In addition, CGAC’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “— Interests of Certain Persons in the Business Combination” of this proxy statement/prospectus for a further discussion of these considerations.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that the entry by Corner Growth Acquisition Corp. (“CGAC”) into the Business Combination Agreement, dated 4 May 2023 as amended and restated on December 29, 2023 (the “Business Combination Agreement”), by and among CGAC, Noventiq Holdings PLC (“Noventiq”), Noventiq Holding Company (“Parent”), Noventiq Merger 1 Limited (“CGAC Merger Sub”) and Corner Growth SPAC Merger Sub, Inc. (“Noventiq Merger Sub”), a copy of which is attached to this proxy statement/prospectus as Annex A, pursuant to which, among other things, (i) CGAC will merge with and into CGAC Merger Sub (the “CGAC Merger”), with CGAC Merger Sub surviving the CGAC Merger and (ii) Noventiq Merger Sub will merge with and into Noventiq (the “Noventiq Merger,” and together with the CGAC Merger, the “Mergers”), with Noventiq surviving the Noventiq Merger as a wholly-owned subsidiary of Parent, which will become the parent/public company following the business combination, in accordance with the terms and subject to the conditions of the Business Combination Agreement, and the transactions contemplated by the Business Combination Agreement, be approved, ratified and confirmed in all respects.”
Recommendation of the Board
THE CGAC BOARD UNANIMOUSLY RECOMMENDS THAT CGAC SHAREHOLDERS VOTE “FOR” THE BUSINESS COMBINATION PROPOSAL.

PROPOSAL NO. 2 — THE MERGER PROPOSAL
Assuming the Business Combination Proposal is approved, CGAC’s shareholders are also being asked to authorize and approve the CGAC Merger as contemplated by the Business Combination Agreement.
CGAC shareholders should read carefully this proxy statement/prospectus in its entirety for more detailed information concerning the CGAC Merger.
Please see the section entitled “Proposal No. 1 — The Business Combination Proposal” for additional information and a summary of certain terms of the CGAC Merger.
Vote Required for Approval
The Business Combination is conditioned on the approval of the Merger Proposal at the Extraordinary Meeting.
The approval of the Merger Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of at least two-thirds (2/3) of the votes cast by the holders of Class A ordinary shares and Class B ordinary shares of CGAC, voting as a single class, who being present in person or by proxy and entitled to vote at the Extraordinary Meeting, vote at the Extraordinary Meeting.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as a special resolution, that Corner Growth Acquisition Corp. (“CGAC”) be and is hereby authorized to enter into a plan of merger by and between CGAC and CGAC Merger Sub (“Plan of Merger”), a copy of which is attached to this accompanying proxy statement/prospectus as Annex D, and that the merger of CGAC with and into CGAC Merger Sub, with CGAC Merger Sub surviving the merger as a wholly-owned subsidiary of Noventiq Holding Company (“Parent”) and that all the undertaking, property and liabilities of CGAC shall vest in CGAC Merger Sub by virtue of such merger pursuant to the provisions of the Companies Act (as amended) and in accordance with the terms as set out in the Business Combination Agreement, dated 4 May 2023 as amended and restated on December 29, 2023, by and among CGAC, CGAC Merger Sub, Noventiq Holdings PLC, Parent and Corner Growth SPAC Merger Sub, Inc., a copy of which is attached to this accompany proxy statement/prospectus as Annex A (such merger, the “CGAC Merger”), be authorized, approved and confirmed in all respects.”
Recommendation of the Board
THE CGAC BOARD UNANIMOUSLY RECOMMENDS THAT
CGAC SHAREHOLDERS VOTE “FOR” THE MERGER PROPOSAL.

PROPOSAL NO. 3 — THE CHARTER PROPOSAL
At the closing, Parent will adopt the amended and restated memorandum and articles of association in the form set forth in Annex E. Assuming the Business Combination Proposal is approved, CGAC’s shareholders are also being asked to approve, on a non-binding advisory basis, material differences between the amended and restated memorandum and articles of association of Parent that will be in effect upon the closing of the Business Combination and the existing amended and restated memorandum and articles of association of CGAC.
The Charter Proposal that CGAC is asking shareholders to approve in connection with the Business Combination consist of approving the following material differences between CGAC’s current certificate and Parent’s proposed amended and restated memorandum and articles of association, each of which would be effected by the adoption of the proposed amended and restated memorandum and articles of association:
•
Name Difference:   a difference in the corporate name from “Corner Growth Acquisition Corp.” to “Noventiq Holding Company;”

•
Authorized Share Capital:   increase the total number of shares of all classes of authorized share capital from (1) 331,000,0000, consisting of (a) 300,000,000 Class A ordinary shares, par value $0.0001 per share, (b) 30,000,000 Class B ordinary shares, par value $0.0001 per share and (c) 1,000,000 preference shares, par value $0.0001 per share, to 200,000,000 ordinary shares, par value $0.0001 per share;

•
Single-Class Capital Structure:   provide that all holders of Parent ordinary shares will be entitled to one vote per share on all matters to be voted upon by shareholders; and

•
Blank Check Company:   remove the provisions relating to CGAC’s status as a blank check company.

Accordingly, regardless of the outcome of the non-binding advisory vote on this proposal, Parent intends that the amended and restated memorandum and articles of association of Parent, in the form set forth on Annex E, will be adopted and otherwise take effect at consummation of the Business Combination, assuming adoption of the Business Combination Proposal.
Reasons for the Amendments
The following is a summary of the reasons for the key changes effected by the Charter Proposal:
•
Name Change:   changing the post-combination company name from “Corner Growth Acquisition Corp.” to “Noventiq Holding Company” is desirable to reflect the business combination with Noventiq and to more closely align the name of the publicly traded entity with the name of the existing operating business of Noventiq;

•
Authorized Share Capital:   the amendment provides for the increase necessary to consummate the Business Combination, including future issuances under the Incentive Plan, as proposed to be adopted by the CGAC Board in connection with the Business Combination and also provides flexibility for future issuances of ordinary shares and preference shares if determined by the Parent Board to be in the best interests of Parent, including, without limitation, to support Parent’s growth and for future corporate needs (including, if needed, as part of financing for future growth acquisitions), without incurring the risk, delay and potential expense incident to obtaining shareholder approval for a particular issuance;

•
Single-Class Capital Structure:   the use of a single class of ordinary shares is desirable for Parent to have access to all authorized ordinary shares, as (i) the Class A ordinary shares and Class B ordinary shares of CGAC are designed for use in the context of CGAC’s status as a special purpose acquisition company, (ii) all authorized Class B ordinary shares will either be forfeited or converted to Class A ordinary shares in connection with the Business Combination, and (iii) the continued use of multiple classes of ordinary shares is no longer necessary in furtherance of Parent’s intended business following the Business Combination; and

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Blank Check Company:   the amendment will eliminate provisions specific to CGAC’s status as a blank check company that will serve no purpose following the consummation of the Business Combination.

The approval of the Charter Proposal will require the affirmative vote, on a non-binding advisory basis, of a majority of the votes cast by the holders of ordinary shares of CGAC who, being present in person or represented by proxy and entitled to vote thereon, vote at the Extraordinary Meeting. Abstentions and broker non-votes will not be counted for purposes of determining whether this proposal has been approved. A vote to approve the Charter Proposal is a non-binding, advisory vote, and therefore, is not binding on CGAC or the CGAC Board or Parent or its board of directors. Accordingly, regardless of the outcome of the non-binding advisory vote, Parent intends that the amended and restated memorandum and articles of association of Parent, in the form set forth on Annex E, will take effect at consummation of the Business Combination, assuming adoption of the Business Combination Proposal. The approval of the Business Combination is not conditioned upon the approval of this proposal.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, on a non-binding advisory basis, that material differences between the Amended and Restated Memorandum of Association and Articles of Association of Parent proposed to be adopted upon the closing of the Business Combination and CGAC’s existing amended and restated memorandum of association and articles of association, a copy of the Amended and Restated Memorandum of Association and Articles of Association of Parent proposed to be adopted upon the closing of the Business Combination is attached to this accompanying proxy statement/prospectus as Annex E, be approved, ratified and confirmed in all respects”
Recommendation of the Board
THE CGAC BOARD UNANIMOUSLY RECOMMENDS THAT
CGAC SHAREHOLDERS VOTE “FOR” THE CHARTER PROPOSAL.

PROPOSAL NO. 4 — THE INCENTIVE PLAN PROPOSAL
CGAC is submitting for the approval of CGAC’s shareholders the Parent 2024 Omnibus Incentive Plan (the “Incentive Plan”), which will apply to Parent following the closing of the Business Combination. The purpose of the Incentive Plan is to promote and closely align the interests of Parent’s employees, officers, directors, contractors or consultants and Parent’s shareholders by providing share-based compensation and other performance-based compensation. The objectives of the Incentive Plan are to attract and retain individuals of exceptional skill upon whom, in large measure, Parent’s sustained progress, growth and profitability depend and to provide an increased incentive for these individuals to contribute to the future success and prosperity of Parent, thus enhancing the value of Parent’s ordinary shares for the benefit of its shareholders. The Incentive Plan will allow for the grant of share options, both incentive share options and “non-qualified” share options; stock or share appreciation rights (SARs), alone or in conjunction with other awards; restricted shares and restricted stock or share units (RSUs); and other share-based awards. CGAC refers to these collectively herein as Awards. If approved by CGAC’s shareholders, the Incentive Plan will become effective as the date that Parent’s board of directors adopts the Incentive Plan. Parent expects that board adoption will be given on the day of, and immediately following, the closing of the Business Combination.
The following description of the Incentive Plan is not intended to be complete and is qualified in its entirety by the complete text of the Incentive Plan, a copy of which is attached hereto as Annex F. Shareholders are urged to read the Incentive Plan in its entirety. Any capitalized terms which are used in this summary description but not defined here or elsewhere in this proxy statement/prospectus have the meanings assigned to them in the Incentive Plan.
Administration
The Incentive Plan will be administered by the compensation committee of the Parent’s board of directors (the “Parent’s Compensation Committee”), or such other person or persons designated by the Parent’s Compensation Committee to administer the plan (the “Plan Administrator”). Parent’s board of directors may also grant awards and administer the Incentive Plan with respect to such awards. The Plan Administrator will have broad authority, subject to the provisions of the Incentive Plan, to administer and interpret the Incentive Plan and Awards granted thereunder. All decisions and actions of the Plan Administrator will be final. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act, any Award granted to any participant who, at the time of the Award, is the owner, directly or indirectly, of share possessing more than ten percent (10%) of the total combined voting power of all classes of share of the Parent or any Subsidiary will be determined by the Parent’s board of directors.
Eligibility; Interests of Directors or Officers
Parent’s directors may grant Awards under the Incentive Plan to themselves as well as to officers and other employees of Parent and its subsidiaries, as well as to other service providers, including employees of the Manager.
Shares Subject to the Incentive Plan
The maximum number of ordinary shares that may be issued under the Incentive Plan will not exceed 3,150,000 shares (the “Plan Share Reserve”), subject to certain adjustments in the event of a change in Parent’s capitalization. No more than 630,000 shares may be granted under the Incentive Plan during any single year to any participant. Ordinary shares issued under the Incentive Plan may be either authorized and unissued shares or previously issued shares acquired by Parent. On termination or expiration of an Award under the Incentive Plan, in whole or in part, the number of ordinary shares subject to such Award but not issued thereunder or that are otherwise forfeited back to Parent will again become available for grant under the Incentive Plan. Ordinary shares (i) accepted by Parent in payment of the exercise price of an option, (ii) withheld from a participant or delivered to Parent in satisfaction of required withholding taxes and (iii) representing the difference between the total number of shares with respect to which a SAR is awarded and the number of shares actually delivered upon exercise of such SAR, in each case, shall not be available for reissuance under the Plan.

Types of Awards
Share Options.   All share options granted under the Incentive Plan will be evidenced by a written agreement with the participant, which provides, among other things, whether the option is intended to be an incentive share option (meaning they are intended to satisfy the requirements of Code section 422 for incentive share options) or a non-qualified share option (meaning they are not intended to satisfy the requirements of section 422 of the Code), the number of shares subject to the option, the exercise price, exercisability (or vesting), the term of the option, which may not generally exceed ten years, and other terms and conditions. Subject to the express provisions of the Incentive Plan, options generally may be exercised over such period, in installments or otherwise, as the Plan Administrator may determine. The exercise price for any share option granted may not generally be less than the fair market value of the ordinary shares subject to that option on the grant date. The exercise price may be paid in cash, the delivery of previously owned shares, any cashless exercise mechanism or any combination of the foregoing methods. Other than in connection with a change in Parent’s capitalization, Parent will not, without shareholder approval, reduce the exercise price of a previously awarded option, and at any time when the exercise price of a previously awarded option is above the fair market value of an ordinary share, Parent will not, without shareholder approval, cancel and re-grant or exchange such option for cash or a new Award with a lower (or no) exercise price.
Share Appreciation Rights or SARs.   SARs may be granted alone or in conjunction with all or part of a share option. SARs will be subject to terms and conditions established by the Plan Administrator and consistent with the Incentive Plan. Upon exercising a SAR, the participant is entitled to receive the amount by which the fair market value of the ordinary shares at the time of exercise exceeds the exercise price of the SAR. This amount is payable in fully vested ordinary shares or cash.
Restricted Share and RSUs.   Awards of restricted shares consist of shares that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. RSUs result in the transfer of ordinary shares or cash or other consideration to the participant only after specified conditions are satisfied. The Plan Administrator will determine the restrictions and conditions applicable to each Award of restricted share or RSUs, which may include performance vesting conditions. The Plan Administrator may specify certain performance criteria which must be satisfied before an Award of restricted share or RSUs will vest. The performance goals may vary from participant to participant, group to group, and period to period.
Dividend Equivalents.   Awards may be granted that provide a right to the participant to receive the equivalent value of dividends paid on ordinary shares, as determined by the Plan Administrator and consistent with the Incentive Plan. Dividend equivalents may be paid or credited to an account for the participant, settled in cash or ordinary shares and subject to the same restrictions on transferability and forfeitability as the RSUs with respect to which the dividend equivalents are granted and subject to other terms and conditions as set forth in the award agreement.
Other Share or Share-Based Awards.   Other share or share-based awards are Awards of ordinary shares, including fully-vested ordinary shares, and other Awards that are valued in whole or in part by reference to the fair market value of Parent’s ordinary shares.
Transferability
Awards generally may not be sold, transferred for value, pledged, assigned or otherwise alienated or hypothecated by a participant other than by will or the laws of descent and distribution, and each Award may be exercisable only by the participant during his or her lifetime or, if permissible under applicable law, by the participant’s legal guardian or representative.
Amendment and Termination
Parent’s board of directors has the right to amend, revise, discontinue or terminate the Incentive Plan at any time, provided certain enumerated material amendments may not be made without shareholder approval. No amendment or alteration to the Incentive Plan or an Award or Award agreement will be made that would adversely affect the rights of the participant under any Award, without such participant’s consent. The Incentive Plan is expected to be adopted by Parent’s board of directors at the closing of the Business Combination upon approval by CGAC’s shareholders, and will automatically terminate as to the grant of future Awards ten years after such adoption by Parent’s board of directors, unless earlier terminated by Parent’s board of directors.
Change of Control
Upon a Change of Control where Parent is not the surviving entity (or survives only as a subsidiary of another entity), unless the Plan Administrator determines otherwise, all outstanding Awards shall be assumed by, or replaced with comparable Awards by, the surviving entity (or a parent or subsidiary of the surviving entity). In the event the outstanding Awards are not assumed or replaced as provided in the preceding sentence, any outstanding Awards issued under the Incentive Plan (other than restricted shares and RSUs that are subject to achievement of performance-based goals) will become fully vested. Restricted shares and RSUs that are subject to performance-based goals will vest, as determined by the Plan Administrator, based on the level of attainment of the specified performance goals, unless otherwise provided in the applicable Award Agreement. Notwithstanding the foregoing, in the event of a Change in Control the Plan Administrator may, in its discretion, cancel outstanding Awards and pay to participants the cash value of such Awards based upon the highest price per share of ordinary shares received or to be received by other shareholders of Parent in connection with the Change of Control.
Clawback
All awards granted under the Incentive Plan will be subject to reduction, cancelation, forfeiture, or recoupment to the extent necessary to comply with (a) any clawback, forfeiture or other similar policy that the Parent’s board of directors or the Plan Administrator may adopt from time to time and (b) to the extent necessary to comply with applicable law.
Certain U.S. Federal Tax Consequences
Set forth below is a summary discussion of the United States federal income tax consequences associated with the grant of awards pursuant to the Incentive Plan. The following discussion is not intended to be exhaustive and reference is made to the Code, and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary does not describe the state, local or foreign tax consequences that may be associated with the grant of awards under the Incentive Plan.
Incentive Share Options.
In general, no taxable income is realized by a participant upon the grant of an incentive share option (“ISO”). If ordinary shares are issued to a participant pursuant to the exercise of an ISO, then, generally (i) the participant will not realize ordinary income with respect to the exercise of the option, (ii) upon sale of the underlying shares acquired upon the exercise of an ISO, any amount realized in excess of the exercise price paid for the shares will be taxed to the participant as capital gain and (iii) Parent will not be entitled to a compensation deduction. The amount by which the fair market value of the share on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant’s income for purposes of the alternative minimum tax. However, if the participant disposes of the shares acquired on exercise of ISO before the later of the second anniversary of the date of grant or one year after the receipt of the shares by the participant (a “Disqualifying Disposition”), the participant generally would include in ordinary income in the year of the Disqualifying Disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. If ordinary income is recognized due to a Disqualifying Disposition, Parent would generally be entitled to a compensation deduction in the same amount. Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, it will be treated for tax purposes as an non-qualified share option, as discussed below.

Nonqualified Share Options
In general, no taxable income is realized by a participant upon the grant of a non-qualified share option (“NQSO”). Upon exercise of an NQSO, the participant generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price paid for the shares. At the time the participant recognizes ordinary income, Parent generally will be entitled to a compensation deduction in the same amount. In the event of a subsequent sale of shares received upon the exercise of an NQSO, any appreciation after the date on which taxable income is realized by the participant in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the shares over the participant’s basis in such shares. The participant’s basis in the shares will generally equal the amount paid for the shares plus the amount included in ordinary income by the participant upon exercise of the NQSO.
Restricted Shares
In general, a participant will not recognize any income upon the grant of restricted shares, unless the participant elects under Section 83(b) of the Code, within thirty days of such grant, to recognize ordinary income in an amount equal to the fair market value of the restricted shares at the time of grant, less any amount paid for the shares. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to Parent. If the election is not made, the participant will generally recognize ordinary income on the date that the restrictions to which the restricted shares lapse, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the participant recognizes ordinary income, Parent generally will be entitled to a deduction in the same amount. Generally, upon a sale or other disposition of restricted shares with respect to which the participant has recognized ordinary income (i.e., where a Section 83(b) election was previously made or the restrictions were previously removed), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the participant’s basis in such shares.
Restricted Share Units
In general, a recipient who is awarded RSUs will not recognize taxable income upon receipt. When a recipient receives payment for an award of RSUs in shares or cash, the fair market value of the shares or the amount of cash received will be taxed to the participant at ordinary income rates. However, if any shares used to pay out RSUs are nontransferable and subject to a substantial risk of forfeiture, the taxable event is deferred until either the restriction on transferability or the risk of forfeiture lapses.
Share Appreciation Rights
In general, the grant of a SAR will not result in income for the participant or in a tax deduction for Parent. Upon the settlement of a SAR, the participant will recognize ordinary income equal to the aggregate value of the payment received, and Parent generally will be entitled to a tax deduction at such time in the same amount.
New Plan Benefits
Future grants under the Incentive Plan will be made at the discretion of the Plan Administrator or the Parent board of directors and, accordingly, are not yet determinable. In addition, the value of the Awards granted under the Incentive Plan will depend on a number of factors, including the fair market value of the Parent ordinary shares on future dates, the exercise decisions made by the participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the Incentive Plan.

Vote Required for Approval
Assuming that a quorum is present at the Extraordinary Meeting, the Incentive Plan Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of ordinary shares of CGAC who, being present and in person or represented by proxy and entitled to vote thereon, vote at the Extraordinary Meeting. Accordingly, neither a shareholder’s failure to vote online or by proxy, a broker non-vote nor an abstention will be considered a “vote cast,” and thus will have no effect on the outcome of this proposal.
This proposal is conditioned upon the approval of the Business Combination Proposal. The approval of the Business Combination is not conditioned upon the approval of this proposal.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that the 2024 Omnibus Incentive Plan (an equity-based incentive plan) of the Parent, a copy of which is attached to this proxy statement/prospectus as Annex F, be approved, ratified and confirmed in all respects.”
Recommendation of the Board
THE CGAC BOARD UNANIMOUSLY RECOMMENDS THAT
CGAC SHAREHOLDERS VOTE “FOR” THE INCENTIVE PLAN PROPOSAL.

PROPOSAL NO. 5 — THE ADJOURNMENT PROPOSAL
The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the Extraordinary Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to CGAC shareholders in the event, based on the tabulated votes, there are not sufficient tabulated votes received at the time of the Extraordinary Meeting to approve the Business Combination Proposal, the Merger Proposal, the Charter Proposal and the Incentive Plan Proposal. The Adjournment Proposal may be presented as the first proposal at the Meeting.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by CGAC shareholders, the chairman will not adjourn the Extraordinary Meeting to a later date in the event, based on the tabulated votes, there are not sufficient tabulated votes received at the time of the Extraordinary Meeting to approve the Business Combination Proposal.
Vote Required for Approval
Assuming that a quorum is present at the Extraordinary Meeting, the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of ordinary shares of CGAC who, being present and in person or represented by proxy and entitled to vote thereon, vote at the Extraordinary Meeting. Accordingly, neither a shareholder’s failure to vote online or by proxy, a broker non-vote nor an abstention will be considered a “vote cast,” and thus will have no effect on the outcome of this proposal.
The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement/prospectus.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting (the “Meeting”) of Corner Growth Acquisition Corp. (“CGAC”) to a later date or dates be approved: (A) to the extent necessary to ensure that any required supplement or amendment to the accompanying proxy statement/prospectus is provided to shareholders of CGAC, (B) in order to solicit additional proxies from shareholders of CGAC in favor of one or more of the proposals at the Meeting, or (C) to seek withdrawals of redemption requests from Shareholders.”
Recommendation of the Board
THE CGAC BOARD UNANIMOUSLY RECOMMENDS THAT CGAC SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following are the material U.S. federal income tax consequences to U.S. Holders (defined below) of (i) the Business Combination, (ii) the ownership and disposition of Parent Securities received by holders of CGAC Securities in the CGAC Merger and (iii) the exercise of redemption rights by U.S. Holders of CGAC ordinary shares.
This summary is limited to U.S. federal income tax considerations relevant to U.S. Holders that hold CGAC Securities and, after the consummation of the Business Combination, will hold Parent Securities, as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to particular holders in light of their individual circumstances or status, including:
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the Sponsor or any member thereof;

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financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market tax accounting rules;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies;

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real estate investment trusts;

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persons liable for alternative minimum tax;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own 5% or more of CGAC’s shares, by vote or value, or will hold 5% or more of the shares of Parent, by vote or value;

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persons that acquired CGAC Securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

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persons that hold CGAC Securities, or will hold Parent Securities, as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

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U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

If a partnership (or any entity so characterized for U.S. federal income tax purposes) holds CGAC Securities or Parent Securities, the tax treatment of such partnership and its partners will generally depend on the status of the partners and the activities of the partnership. Partnerships holding any CGAC Securities, or Parent Securities and their partners should consult their tax advisers as to the particular U.S. federal income tax consequences of the Business Combination, ownership and disposition of Parent Securities, or the exercise of redemption rights with respect to the CGAC ordinary shares.
This discussion is based on the Code, proposed, temporary and final Treasury regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address alternative minimum or Medicare contribution tax considerations, the special tax accounting rules under Section 451(b) of the Code or U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes), nor does it address any aspects of U.S. state, local or non-U.S. taxation.
We have not and do not intend to seek any ruling from the U.S. Internal Revenue Service (the “IRS”) or obtain an opinion of counsel regarding any aspect of the Business Combination or the exercise of redemption rights. There can be no assurance that the IRS will not take positions that are inconsistent with those discussed below or that any such positions would not be sustained by a court.

As used herein, the term “U.S. Holder” means a beneficial owner of CGAC Securities or Parent Securities, as the case may be, that is for U.S. federal income tax purposes, (i) a citizen or individual resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.
THIS SUMMARY DOES NOT PURPORT TO BE A COMPREHENSIVE ANALYSIS OR DESCRIPTION OF ALL POTENTIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE BUSINESS COMBINATION. HOLDERS OF CGAC SECURITIES SHOULD CONSULT THEIR TAX ADVISERS REGARDING THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE BUSINESS COMBINATION AND OF THE OWNERSHIP AND DISPOSITION OF PARENT SECURITIES AFTER THE BUSINESS COMBINATION, OR THE REDEMPTION OF THEIR CGAC ORDINARY SHARES, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX LAWS.
Tax Treatment of the CGAC Merger
The parties intend that the CGAC Merger will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code (an “F Reorganization”). Neither CGAC nor Noventiq has requested or will request a ruling from the IRS or obtained an opinion of counsel with respect to any aspect of the U.S. federal income tax treatment of the Business Combination.
If the CGAC Merger qualifies as an F Reorganization:
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a U.S. Holder that exchanges its CGAC Securities pursuant to the CGAC Merger generally will not recognize gain or loss on the exchange of such CGAC Securities for Parent Securities;

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the adjusted tax basis of a U.S. Holder in the Parent ordinary shares received as a result of the CGAC Merger will equal the adjusted tax basis of the CGAC ordinary shares surrendered in exchange therefor;

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the adjusted tax basis of a U.S. Holder in the Parent warrants received as a result of the CGAC Merger will equal the adjusted tax basis of the CGAC warrants surrendered in exchange therefor; and

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a U.S. Holder’s holding period in the Parent Securities received in the exchange will include the holding period in the CGAC Securities surrendered in exchange therefor. However, for purposes of determining the holding period of the Parent ordinary shares under Section 246(c)(4) of the Code (and any other provisions of the Code that reference a holding period determined under Section 246(c)(4) of the Code), it is unclear whether the redemption rights with respect to the CGAC ordinary shares may prevent the holding period of the Parent ordinary shares from commencing prior to the termination of such rights.

If the CGAC Merger does not qualify as an F Reorganization, the tax consequences of the CGAC Merger will depend on whether the CGAC Merger or any component thereof would qualify for tax-free treatment under other provisions of the Code, and whether CGAC and/or Parent are PFICs. As discussed in more detail below under “Passive Foreign Investment Company Rules”, it is anticipated that CGAC was a PFIC for its taxable year ended December 31, 2023 and any short taxable year ending on the date of the Business Combination. U.S. Holders should consult their tax advisers regarding the U.S. federal income tax consequences of the CGAC Merger if it does not qualify as an F Reorganization or otherwise as a tax-free transaction (including the requirement to recognize gain in that event). In addition, U.S. Holders should consult their tax advisers regarding whether the PFIC rules could apply to the transfer of their CGAC Securities pursuant to the CGAC Merger if it does not qualify as an F Reorganization (regardless of whether the CGAC Merger otherwise qualifies for tax-free treatment).
Consequences of Ownership and Disposition of Parent Ordinary Shares and Warrants
Taxation of Distributions
Subject to the PFIC rules discussed below, a U.S. Holder generally will be required to include in gross income as dividends the amount of any cash distribution paid on the Parent ordinary shares to the extent the distribution is paid out of Parent’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends will be taxable to a corporate U.S. Holder at regular corporate tax rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Subject to the PFIC rules discussed below, distributions in excess of such earnings and profits generally will be applied against and reduce the U.S. Holder’s basis in its Parent ordinary shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Parent ordinary shares. Because Parent may not maintain calculations of earnings and profits under U.S. federal income tax principles, it is expected that the full amount of distributions (if any) paid by Parent will be reported as dividends for U.S. federal income tax purposes.
With respect to non-corporate U.S. Holders, under tax laws currently in effect and subject to the PFIC rules, dividends generally will be taxed at the lower applicable long-term capital gains rate (see “Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Parent Ordinary Shares and Warrants” below) only if the Parent ordinary shares are readily tradable on an established securities market in the United States and Parent is not treated as a PFIC with respect to such U.S. Holder at the time the dividend was paid or in the preceding year and provided that certain holding period requirements are met. U.S. Holders should consult their tax advisers regarding the availability of such lower rate for any dividends paid with respect to the Parent ordinary shares.
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Parent Ordinary Shares and Warrants
Subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss on the sale or other taxable disposition of the Parent ordinary shares or warrants. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Parent ordinary shares or warrants exceeds one year at the time of such disposition.
The amount of gain or loss recognized on a sale or other taxable disposition generally will be equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Parent ordinary shares or warrants so disposed of. Long-term capital gain realized by a non-corporate U.S. Holder is currently eligible to be taxed at reduced rates. See “Exercise, Lapse or Redemption of a Warrant” below for a discussion regarding a U.S. Holder’s basis in a Parent ordinary share acquired pursuant to the exercise of a warrant. The deductibility of capital losses is subject to certain limitations.
Exercise, Lapse or Redemption of a Warrant
Subject to the PFIC rules discussed below, and except as discussed below with respect to the cashless exercise of a warrant, a U.S. Holder generally will not recognize gain or loss upon the acquisition of a Parent ordinary share on the exercise of a warrant for cash. A U.S. Holder’s tax basis in a Parent ordinary share received upon exercise of the warrant generally will equal the sum of the U.S. Holder’s tax basis in the warrant and the exercise price. A U.S. Holder’s holding period for the Parent ordinary share should commence on and include the date of exercise of the warrant. If a warrant is allowed to lapse unexercised, a U.S. Holder generally will recognize a capital loss equal to such holder’s tax basis in the warrant.
The tax consequences of a cashless exercise of a warrant are not clear under current law. A cashless exercise may not be taxable, either because the exercise is not a realization event or because the exercise is treated as a recapitalization for U.S. federal income tax purposes. In either situation, a U.S. Holder’s tax basis in the Parent ordinary shares received generally would equal the U.S. Holder’s tax basis in the warrants exchanged therefor. If the cashless exercise were not a realization event, it is unclear whether a U.S. Holder’s holding period for the Parent ordinary share will commence on the date of exercise of the warrant or the day following the date of exercise of the warrant. If the cashless exercise were treated as a recapitalization, the holding period of the Parent ordinary share would include the holding period of the warrants.
It is also possible that a cashless exercise may be treated in part as a taxable exchange in which gain or loss would be recognized. In such event, a portion of the warrants to be exercised on a cashless basis could, for U.S. federal income tax purposes, be deemed to have been surrendered in consideration for the exercise price of the remaining warrants, which would be deemed to be exercised. For this purpose, a U.S. Holder may be deemed to have surrendered warrants with an aggregate value equal to the exercise price for the total number of warrants to be deemed exercised. Subject to the PFIC rules discussed below, the U.S. Holder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the warrants deemed surrendered and the U.S. Holder’s tax basis in such warrants. In this case, a U.S. Holder’s tax basis in the Parent ordinary shares received would equal the sum of the U.S. Holder’s tax basis in the warrants deemed exercised and the exercise price of such warrants. A U.S. Holder’s holding period for the Parent ordinary shares should commence on and include the date of exercise of the warrant.
Due to the absence of authority on the U.S. federal income tax treatment of a cashless exercise, there can be no assurance which, if any, of the alternative tax consequences and holding periods described above would be adopted by the IRS or a court of law. Accordingly, U.S. Holders should consult their tax advisers regarding the tax consequences of a cashless exercise.
Possible Constructive Distributions
The terms of each warrant provide for an adjustment to the number of Parent ordinary shares for which the warrant may be exercised or to the exercise price of the warrant in certain events. An adjustment which has the effect of preventing dilution generally is not taxable. U.S. Holders of warrants would, however, be treated as receiving a constructive distribution from Parent if, for example, the adjustment increases a Parent warrant holder’s proportionate interest in Parent’s assets or earnings and profits (e.g., through an increase in the number of Parent ordinary shares that would be obtained upon exercise) as a result of a distribution of cash to the holders of Parent ordinary shares which is taxable to the U.S. Holders of such Parent ordinary shares as described under “— Taxation of Distributions” above. Such a constructive distribution would be subject to tax as described under that section in the same manner as if the U.S. Holders of the warrants received a cash distribution from Parent equal to the fair market value of the increase in the interest. For certain information reporting purposes, Parent is required to determine the date and amount of any such constructive distributions. Proposed Treasury Regulations, which Parent may rely on prior to the issuance of final Treasury Regulations, specify how the date and amount of constructive distributions are determined.
Redemption of CGAC Ordinary Shares
Subject to the PFIC Rules discussed below, in the event that a U.S. Holder’s CGAC ordinary shares are redeemed pursuant to the redemption provisions described in this proxy statement/prospectus under “Proposal No. 1 — The Business Combination Proposal — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will generally depend on whether the redemption qualifies as a sale of the CGAC ordinary shares under Section 302 of the Code (in which case such redemption would be treated in a similar manner to that described above with respect to Parent shares under the heading “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Parent Ordinary Shares or Warrants”) or rather as a distribution, in which case such redemption would be treated in a similar manner to that described above with respect to Parent shares under the heading “— Taxation of Distributions.”
Generally, whether a redemption qualifies for sale treatment will depend largely on the total number of CGAC ordinary shares treated as held by the U.S. Holder (including any shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all CGAC ordinary shares outstanding both before and after such redemption and the other Transactions. The redemption of CGAC ordinary shares generally will be treated as a sale of the CGAC ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the tests are satisfied, a U.S. Holder generally takes into account not only CGAC ordinary shares actually owned by the U.S. Holder, but also any CGAC ordinary shares that are constructively owned by such U.S. Holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include CGAC ordinary shares which could be acquired pursuant to the exercise of warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the Transactions must, among other requirements, be less than 80% of the percentage of CGAC’s outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the Transactions. There will be a complete termination of a U.S. Holder’s interest if either (i) all CGAC ordinary shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all CGAC ordinary shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. Holder does not constructively own any other shares of ours. The redemption of the CGAC ordinary shares will not be essentially equivalent to a dividend with respect to a U.S. Holder if the Transactions result in a “meaningful reduction” of the U.S. Holder’s proportionate interest in CGAC. Whether the Transactions will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption will be treated as a corporate distribution and taxed in the manner described above under “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed CGAC ordinary shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in other shares constructively owned by such U.S. Holder.
U.S. HOLDERS OF CGAC ORDINARY SHARES CONTEMPLATING THE EXERCISE OF THEIR REDEMPTION RIGHTS SHOULD CONSULT THEIR TAX ADVISERS CONCERNING THE U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. TAX CONSEQUENCES THEREOF.
Passive Foreign Investment Company Rules
The treatment of U.S. Holders of CGAC Securities and Parent Securities could be materially different from that described above if CGAC or Parent is or was treated as a PFIC for U.S. federal income tax purposes.
In general, a non-U.S. corporation is a PFIC for U.S. federal income tax purposes for any taxable year in which (i) 50% or more of the value of its assets (generally determined on the basis of a weighted quarterly average) consists of assets that produce, or are held for the production of, passive income, or (ii) 75% or more of its gross income consists of passive income. Passive income generally includes dividends, interest, royalties, rents, investment gains, net gains from the sales of property that does not give rise to any income and net gains from the sale of commodities (subject to certain exceptions, such as an exception for certain income derived in the active conduct of a trade or business). Cash and cash equivalents are passive assets. The value of goodwill will generally be treated as an active or passive asset based on the nature of the income produced in the activity to which the goodwill is attributable. For purposes of the PFIC rules, a non-U.S. corporation that owns, directly or indirectly, at least 25% by value of the stock of another corporation is treated as if it held its proportionate share of the assets of the other corporation, and received directly its proportionate share of the income of the other corporation.
Assuming the CGAC Merger qualifies as an F Reorganization, Parent expects to be treated as the same corporation as CGAC for purposes of the PFIC rules. Because CGAC is a blank-check company with no current active business, based upon the composition of CGAC’s income and assets, it is anticipated that CGAC was a PFIC for its taxable year ended December 31, 2023. In addition, because CGAC uses a December 31 accounting year end while Parent expects to use a March 31 accounting year end, it is possible that there could be a short taxable year for the period beginning on January 1, 2024 and ending on the date of the Business Combination. If that is the case, it is anticipated that CGAC will be a PFIC for such short taxable year. While Parent does not expect to be a PFIC for the taxable year following the Business Combination, because Parent’s PFIC status for any given taxable year is an annual determination that can be made only after the end of that year and will depend on the composition of Parent’s income and assets and the value of its assets from time to time (including the value of its goodwill, which may be determined in large part by reference to the market price of Parent ordinary shares from time to time, which could be volatile), there can be no assurances regarding Parent’s status as a PFIC in the taxable year following the Business Combination or any future taxable year.

Although PFIC status is generally determined annually, if CGAC (and following the Business Combination, Parent) is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of CGAC Securities or Parent Securities, then subject to the discussion under “— PFIC Elections” below, such U.S. Holder generally will be subject to special and adverse rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of such securities and (ii) any “excess distribution” made to the U.S. Holder in respect of such securities (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the securities during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the securities). Accordingly, because it is anticipated that CGAC was a PFIC for its taxable year ended December 31, 2023 and any short taxable year ending on the date of the Business Combination, subject to the discussion under “— PFIC Elections” below, it is anticipated that such special and adverse rules should apply to a U.S. Holder of CGAC Securities (and, following the Business Combination, a U.S. Holder of Parent Securities, assuming that the CGAC Merger qualifies as an F reorganization), in each case to the extent that such U.S. Holder’s holding period for the CGAC Securities or Parent Securities includes any portion of the period prior to and including the date of the Business Combination (which holding period will include the holding period of any CGAC Securities held by such U.S. Holder prior to the Business Combination, assuming that the CGAC Merger qualifies as an F reorganization).
Under these rules:
•
the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the securities;

•
the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, and to any period in the U.S. Holder’s holding period before the first day of the issuer’s first taxable year in which it is a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

Pursuant to these rules, subject to the discussion under “— PFIC Elections” below, any income or gain recognized by a U.S. Holder electing to have its shares redeemed, as described above under the heading “— Redemption of Parent Ordinary Shares,” would generally be subject to the special and adverse tax rules described above if such U.S. Holder’s holding period for the shares includes any portion of the period prior to the date of the Business Combination or if Parent is treated as a PFIC for any subsequent taxable year.
If Parent is a PFIC for any taxable year during which a U.S. Holder owns Parent ordinary shares and any entity in which it owns equity interests is also a PFIC (a “Lower-tier PFIC”), the U.S. Holder will be deemed to own their proportionate amount (by value) of the shares of each Lower-tier PFIC and will be subject to U.S. federal income tax according to the special and adverse rules described above on (i) certain distributions by a Lower-tier PFIC and (ii) dispositions of shares of Lower-tier PFICs, in each case, as if the U.S. Holder held such shares directly, even though the U.S. Holder will not receive any proceeds of those distributions or dispositions.
PFIC Elections
QEF Election
In general, assuming that the CGAC Merger qualifies as an F Reorganization, a U.S. Holder of Parent ordinary shares may avoid certain of the adverse PFIC tax consequences described above in respect of such shares by making a timely and valid QEF election for the first taxable year of CGAC or Parent in which it was treated as a PFIC and in which such U.S. Holder held Parent ordinary shares or CGAC ordinary shares. Pursuant to this election, the U.S. Holder would be required to include in income its pro rata share of

CGAC’s or Parent’s net capital gains (as the case may be) as long-term capital gains and other earnings and profits as ordinary income on a current basis, in each case, whether or not distributed, in the taxable year of the U.S. Holder in which or with which CGAC’s or Parent’s taxable year ends (as the case may be). In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC Annual Information Statement from CGAC or Parent, as the case may be. Alternatively, if the U.S. Holder does not make a timely and valid QEF election for the first taxable year of CGAC or Parent in which it is treated as a PFIC and in which such U.S. Holder held Parent ordinary shares or CGAC ordinary shares the U.S. Holder may avoid certain of the adverse PFIC tax consequences described above in respect of the Parent ordinary shares by making a timely and valid QEF election for a subsequent year, along with a purging election with respect to its shares. Under one type of purging election, the U.S. Holder will be deemed to have sold such shares at their fair market value and any gain recognized on such deemed sale will be treated as an “excess distribution,” as described above. As a result of this election, the U.S. Holder will have additional basis (to the extent of any gain recognized in the deemed sale) and, solely for purposes of the PFIC rules, a new holding period in such holder’s shares. We intend to provide the information necessary for a U.S. Holder to make a QEF election with respect to CGAC for the taxable year ending December 31, 2023 and any short taxable year ending on the date of the Business Combination. As discussed above, Parent is not expected to be treated as a PFIC for the taxable year beginning after the Business Combination. We do not currently intend to prepare or provide the information necessary for a U.S. Holder to make a QEF election with respect to Parent ordinary shares, and accordingly, we currently expect that U.S. Holders will not be able to make a QEF election with respect to such shares. U.S. Holders are urged to consult their tax advisers regarding the application of the PFIC rules to them and the unavailability of QEF election.
In addition, even if we were to provide the information necessary for a U.S. holder to make a QEF election with respect to CGAC ordinary shares and/or Parent ordinary shares, a U.S. Holder that does not otherwise have in place a QEF election with respect to Parent ordinary shares may not make a QEF election with respect to its warrants to acquire Parent ordinary shares. As a result, if a U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants) and CGAC or Parent was a PFIC at any time during the U.S. Holder’s holding period of such warrants, proposed Treasury Regulations would provide that any gain generally will be treated as an excess distribution, taxed as described above. If a U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired Parent ordinary shares (or has a properly maintained QEF election in effect with respect to Parent ordinary shares), the QEF election will apply to the newly acquired Parent ordinary shares. Notwithstanding the foregoing, the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired Parent ordinary shares (which may be deemed to have a holding period for purposes of the PFIC rules that includes all or a portion of the period the U.S. Holder held the warrants), unless the U.S. Holder makes a purging election (discussed above). As a result of a purging election, the U.S. Holder will have a new basis and holding period in the Parent ordinary shares acquired upon the exercise of the warrants for purposes of the PFIC rules.
Mark-to-Market Election
Alternatively, if a U.S. Holder, at the close of its taxable year, owns (or is deemed to own) shares in a PFIC treated as “regularly traded” on a “qualified exchange,” a U.S. Holder can make a mark-to-market election for such taxable year. Assuming that the CGAC Merger qualifies as an F Reorganization, if a U.S. Holder of Parent ordinary shares makes (or has made) a valid mark-to-market election for the first taxable year of CGAC or Parent in which it was treated as a PFIC and in which such U.S. Holder held Parent ordinary shares or CGAC ordinary shares, such holder generally should not be subject to the adverse PFIC rules described above with respect to its CGAC ordinary shares or Parent ordinary shares (as the case may be) as long as such shares continue to be treated as regularly traded on a qualified exchange. Shares will be treated as regularly traded for any calendar year in which more than a de minimis quantity of the shares are traded on a qualified exchange on at least 15 days during each calendar quarter. Nasdaq, where the CGAC ordinary shares are traded and the Parent ADSs representing Parent ordinary shares are expected to be listed, is a qualified exchange for this purpose. If a U.S. Holder of shares in a PFIC makes the mark-to-market election in the manner described above, the U.S. Holder generally will recognize as ordinary income any excess of the fair market value of the shares at the end of each taxable year over their adjusted tax basis, and will recognize an ordinary loss in respect of any excess of the adjusted tax basis of the shares over their fair market value at the end of the taxable year, but only to the extent of the net amount of income previously included as a result of the mark-to-market election. If a U.S. Holder makes the mark-to-market election, the U.S. Holder’s tax basis in the shares will be adjusted to reflect the income or loss amounts recognized. Any gain recognized on the sale or other disposition of shares in a year in which the issuer is a PFIC will be treated as ordinary income and any loss will be treated as an ordinary loss (but only to the extent of the net amount of income previously included as a result of the mark-to-market election, with any excess treated as capital loss). If a U.S. Holder makes the mark-to-market election, distributions paid on such shares will be treated as discussed under “— Taxation of Distributions” above. U.S. Holders should consult their tax advisers regarding the availability and advisability of making a mark-to-market election in their particular circumstances. U.S. Holders should note that there is no provision in the Code, Treasury regulations or other official IRS guidance that would give them the right to make a mark-to-market election with respect to any Lower-tier PFIC, the shares of which are not regularly traded, and, therefore, the general rules applicable to ownership of a PFIC described above could continue to apply to a U.S. Holder with respect to any Lower-tier PFIC of Parent, even if the U.S. Holder made a mark-to-market election with respect to the Parent ordinary shares (or, if applicable, CGAC ordinary shares). Currently, a mark-to-market election may not be made with respect to the warrants.
PFIC Filing Requirements
If CGAC or Parent is a PFIC for any taxable year during which a U.S. Holder owns (or is deemed to own) any CGAC ordinary shares or Parent ordinary shares, subject to certain limited exceptions set forth in applicable Treasury regulations, the U.S. Holder will be required to file annual reports with the IRS with respect to CGAC, Parent and any Lower-tier PFIC. U.S. Holders should consult their tax advisers regarding the determination of whether CGAC or Parent is a PFIC for any taxable year and the potential application of the PFIC rules to their ownership of Parent ordinary shares.
Information Reporting and Backup Withholding
Dividend payments with respect to Parent ordinary shares and proceeds from the sale, exchange or redemption of Parent Securities may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. U.S. Holders who are required to establish their exempt status may be required to provide such certification on IRS Form W-9.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisers regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.
The U.S. federal income tax discussion set forth above is included for general information only and may not be applicable depending upon a holder’s particular situation. U.S. Holders are urged to consult their tax advisers with respect to the tax consequences to them of the CGAC Merger, ownership and disposition of Parent Securities and the exercise of their redemption rights, including the tax consequences under state, local, estate, non-U.S. and other tax laws and tax treaties and the possible effects of changes in U.S. or other tax laws

COMPARISON OF CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS
The following is a comparison of certain rights of CGAC shareholders to the rights of Parent shareholders that will be in effect upon the consummation of the Business Combination. These differences arise from the governing documents of the two companies, including the CGAC amended & restated memorandum and articles of association and Parent’s amended and restated memorandum and articles of association. Unless otherwise stated or unless the context otherwise requires, for the purposes of this section, “CGAC charter” shall refer to the CGAC amended & restated memorandum and articles of association and “Parent charter” will refer to Parent’s amended & restated memorandum and articles of association.
The summary set out below is not intended to provide a comprehensive discussion of each company’s governing documents. This summary is qualified in its entirety by reference to the full text of each of the CGAC charter and the Parent charter. See the section entitled “Where You Can Find More Information” in this proxy statement/prospectus, for information on how to obtain a copy of these documents. A copy of the amended & restated memorandum and articles of association of Parent is attached as Annex E to this proxy statement/prospectus.
CGAC	Parent
Authorized Share Capital
CGAC’s authorized share capital is $33,100 divided into 300,000,000 Class A Ordinary Shares, par value $0.0001 per share, 30,000,000 Class B Ordinary Shares, par value $0.0001 per share, and 1,000,000 preference shares, par value $0.0001 per share.	Parent’s authorized share capital will be $20,000 divided into 200,000,000 Parent ordinary shares, par value $0.0001 per share.
Rights of Preference Shares
The CGAC Board is authorized to provide, out of unissued shares, for series of preference shares and to establish the number of shares to constitute such series and any voting, dividend, redemption, conversion, preference, participating, special and other rights of such series.	The board of directors of Parent may allot, issue, grant options over or otherwise dispose of Parent ordinary shares (including fractions of a share) with or without preferred, deferred or other rights or restrictions.
Number and Qualifications of Directors
The CGAC Board must consist of not less than one person; provided that the number of directors may be increased or reduced by ordinary resolution.	The board of directors of Parent must consist of not less than one person; provided that the number of directors may be increased or reduced by ordinary resolution.
Election/Removal of Directors
Prior to the closing of a business combination, CGAC may appoint or remove any director by ordinary resolution of the holders of CGAC Class B ordinary shares.	The directors of Parent may appoint any person to be a director, either to fill a vacancy or as an additional director provided that the appointment does not cause the number of directors to exceed any number fixed by or in accordance with the proposed memorandum and articles of association as the maximum number of directors. Parent may by ordinary resolution appoint any person to be a director or may by ordinary resolution remove any director.
Voting
Cumulative Voting
Holders of CGAC ordinary shares do not have cumulative voting rights.	Holders of Parent ordinary shares will not have cumulative voting rights.

CGAC	Parent
Vacancies on the Board of Director

The office of a director shall be vacated if:
•
the director gives notice in writing to CGAC that he resigns the office of director; or

•
the director absents himself (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of directors without special leave of absence from the directors, and the directors pass a resolution that he has by reason of such absence vacated office; or

•
the director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

•
the director is found to be or becomes of unsound mind; or

•
all of the other directors (being not less than two in number) determine that such director should be removed.

The office of any director shall be vacated if:
•
the director gives notice in writing to Parent that he resigns the office of director; or

•
the director absents himself (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of directors without special leave of absence from the directors, and the directors pass a resolution that he has by reason of such absence vacated office; or

•
the director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

•
the director is found to be or becomes of unsound mind; or

•
all of the other directors (being not less than two in number) determine that such director should be removed.

Amendment to Articles of Association
Pursuant to the Companies Act, the current memorandum and articles of association may only be amended by a special resolution of CGAC shareholders.	Pursuant to the Companies Act, the Parent memorandum and articles of association may only be amended by a special resolution of Parent shareholders.
Quorum

Shareholders.   No business shall be transacted at any general meeting unless a quorum of CAGC shareholders is present. The holders of a majority of the CGAC ordinary shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum for all purposes
Board of Directors.   The quorum for the transaction of the business of the CGAC Board may be fixed by the CGAC directors, and unless so fixed shall be a majority of the CGAC directors then in office.

Shareholders.   No business shall be transacted at any general meeting unless a quorum of Parent shareholders is present. The holders of a majority of the Parent ordinary shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum for all purposes
Board of Directors.   The quorum necessary for the transaction of the business of the directors may be fixed by the directors and unless so fixed will be a majority of the directors then in office.

Shareholder Meetings
The directors, the chief executive officer or the chairman may call general meetings, and, for the avoidance of doubt, CGAC shareholders shall not have the ability to call general meetings.	The directors may call general meetings, and, for the avoidance of doubt, Parent shareholders shall not have the ability to call general meetings.
Notice of Shareholder Meetings
At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the	At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the

CGAC	Parent

general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by CGAC, provided that a general meeting of CGAC shall be deemed to have been duly convened if it is so agreed:
(a)
in the case of an annual general meeting, by all of the Members (or their proxies) entitled to attend and vote thereat; and

(b)
in the case of an extraordinary general meeting, by a majority in number of CGAC shareholders (or their proxies) having a right to attend and vote at the meeting, together holding not less than ninety-five per cent in par value of the shares giving that right.

general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by Parent, provided that a general meeting of Parent shall be deemed to have been duly convened if it is so agreed:
(a)
in the case of an annual general meeting, by all of the Members (or their proxies) entitled to attend and vote thereat; and

(b)
in the case of an extraordinary general meeting, by a majority in number of Parent shareholders (or their proxies) having a right to attend and vote at the meeting, together holding not less than ninety-five per cent in par value of the shares giving that right.

Indemnification, liability insurance of Directors and Officers

Every CGAC director and officer (which for the avoidance of doubt, shall not include auditors of CGAC), together with every former director and former officer shall be indemnified out of CGAC’s assets against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, willful neglect or willful default.
CGAC shall advance to each indemnified person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the indemnified person shall execute an undertaking to repay the advanced amount to CGAC if it shall be determined by final judgment or other final adjudication that such indemnified person was not entitled to indemnification pursuant to the CGAC charter. If it shall be determined by a final judgment or other final adjudication that such indemnified person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to CGAC (without interest) by the indemnified person.
CGAC directors, on behalf of CGAC, may purchase and maintain insurance for the benefit of any CGAC director or officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence,

Every Parent director and officer (which for the avoidance of doubt, shall not include auditors of Parent), together with every former director and former officer shall be indemnified out of Parent’s assets against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, willful neglect or willful default.
Parent shall advance to each indemnified person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the indemnified person shall execute an undertaking to repay the advanced amount to Parent if it shall be determined by final judgment or other final adjudication that such indemnified person was not entitled to indemnification pursuant to the Parent charter. If it shall be determined by a final judgment or other final adjudication that such indemnified person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to Parent (without interest) by the indemnified person.
The directors, on behalf of Parent, may purchase and maintain insurance for the benefit of any director or officer of Parent against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence,

CGAC	Parent
default, breach of duty or breach of trust of which such person may be guilty in relation to CGAC.	default, breach of fiduciary or other duty or breach of trust of which such person may be guilty in relation to Parent.
Dividends
Subject to the Companies Act and the current memorandum and articles of association and except as otherwise provided by the rights attached to any CGAC ordinary shares, the CGAC directors may resolve to pay dividends and other distributions on CGAC ordinary shares in issue and authorize payment of the dividends or other distributions out of the funds of CGAC lawfully available therefor. A dividend shall be deemed to be an interim dividend unless the terms of the resolution pursuant to which the CGAC directors resolve to pay such dividend specifically state that such dividend shall be a final dividend. No dividend or other distribution shall be paid except out of the realized or unrealized profits of CGAC, out of the share premium account or as otherwise permitted by law.	Subject to the Companies Act and the Parent charter and except as otherwise provided by the rights attached to any Parent ordinary shares, the directors of Parent may resolve to pay dividends and other distributions on Parent ordinary shares in issue and authorize payment of the dividends or other distributions out of the funds of CGAC lawfully available therefor. A dividend shall be deemed to be an interim dividend unless the terms of the resolution pursuant to which the Parent directors resolve to pay such dividend specifically state that such dividend shall be a final dividend. No dividend or other distribution shall be paid except out of the realized or unrealized profits of Parent, out of the share premium account or as otherwise permitted by law.
Winding Up
The current memorandum and articles of association provide that if CGAC does not consummate a business combination (as defined in the CGAC charter) by June 30, 2024, CGAC will cease all operations except for the purposes of winding up and will redeem the shares issued in the CGAC Initial Public Offering and liquidate the trust account.
Subject to the rights attaching to any shares, in a winding up:
(a)
if the assets available for distribution amongst the shareholders are insufficient to repay the whole of Parent’s issued share capital, such assets will be distributed so that, as nearly as may be, the losses be borne by the shareholders in proportion to the par value of the shares held by them; or

(b)
if the assets available for distribution amongst the shareholders are more than sufficient to repay the whole of Parent’s issued share capital at the commencement of the winding up, the surplus will be distributed amongst the shareholders in proportion to the par value of the shares held by them at the commencement of the winding up subject to a deduction from those shares in respect of which there are monies due, of all monies payable to Parent for unpaid calls or otherwise.

If Parent is wound up, the liquidator may, subject to the rights attaching to any shares and with the approval of a special resolution and any other approval required by the Companies Act, divide amongst the shareholders in kind the assets of Parent and may for that purpose value any assets and determine how the division will be carried out as between the shareholders or different classes of shareholders. The liquidator may, with the like approval, vest the whole or any part of such assets

CGAC	Parent
in trustees upon such trusts for the benefit of the shareholders as the liquidator, with the like approval, shall think fit, but so that no shareholder shall be compelled to accept any asset upon which there is a liability.
Supermajority Voting Provisions
All or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not CGAC is being wound up, be varied without the consent of the holders of the issued CGAC ordinary shares of that class where such variation is considered by the directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued CGAC ordinary shares of that class or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the CGAC ordinary shares of that class.	All or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not Parent is being wound up, be varied without the consent of the holders of the issued Parent ordinary shares of that class where such variation is considered by the directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Parent ordinary shares of that class or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Parent ordinary shares of that class.
Anti-takeover Provisions

The provision of the current memorandum and articles of association that authorizes the CGAC Board to issue and set the voting and other rights of preference shares from time to time and the terms and rights of the CGAC ordinary shares.
In addition, prior to the initial business combination, only holders of CGAC Class B ordinary shares have the right to vote on the appointment of directors, including in connection with the completion of CGAC’s initial business combination and holders of a majority of CGAC’s Class B ordinary shares may remove a member of the board of directors for any reason. These provisions of our amended and restated memorandum and articles of association relating to the rights of holders of CGAC Class B ordinary shares to appoint or remove directors prior to CGAC’s initial business combination may only be amended by a special resolution which shall include the affirmative vote of a majority of CGAC Class B ordinary shares.
The provision of the proposed memorandum and articles of association that authorizes the board of directors of Parent to issue and set the voting and other rights of preference shares from time to time.

INFORMATION ABOUT CGAG
References in this section to “CGAC”, “we”, “our”, “us” or “the Company” refer to Corner Growth Acquisition Corp., a Cayman Islands exempted company incorporated with limited liability.
Introduction
CGAC is a blank check company incorporated on October 20, 2020 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. CGAC focuses on identifying companies in the technology industry in the United States and other developed countries.
CGAC is an affiliate of Corner Ventures, a venture capital firm affiliated with the management, and co-founder of its predecessor firm, DAG Ventures. Mr. Cadeddu, our Co-Chairman and Mr. Tien, our Co-Chairman and CEO, serve as General Partners and Managing Directors of Corner Ventures. Corner Ventures invests into early growth rounds of high-potential companies, typically leading the round in which they invest. John Cadeddu and Marvin Tien began investing together several years ago while John was with DAG Ventures and Marvin ran his family office investment platform in Asia and the U.S. In 2018, DAG Ventures’ co-founders, after five fund generations and a 16-year legacy, partnered with Marvin Tien to start Corner Ventures. Corner Ventures’ aim was, and is, to generate best-in-class investment returns by sourcing and investing in emerging, early-growth stage technology companies that could grow into global category leaders. Corner Ventures and its predecessor funds have backed over 180 different companies, with 30 public exits and 72 exits via acquisition, and maintain a network of relationships with leading early-stage investors, entrepreneurs, and executives.
Initial Public Offering
The registration statement for our Initial Public Offering was declared effective on December 16, 2020. On December 21, 2020, we consummated the Initial Public Offering of 40,000,000 Units at $10.00 per Unit, generating gross proceeds of $400,000,000, and incurring offering costs of approximately $22,766,000, inclusive of $14,000,000 in deferred underwriting commissions (which were reduced to $7,000,000 during our fourth fiscal quarter in 2022). Each Unit consists of one Class A ordinary share and one-half of one redeemable warrant. Each whole public warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment.
Simultaneously with the closing of the Initial Public Offering, we consummated the private placement of 7,600,000 private placement warrants at a price of $1.50 per private placement warrant to the sponsor, generating gross proceeds of $11,400,000. Each private placement warrant is exercisable for one Class A ordinary share at a price of $11.50 per share.
Offering Proceeds Held in Trust
Upon the closing of the Initial Public Offering and private placement, $400,000,000 ($10.00 per Unit) of the net proceeds of the Initial Public Offering were placed in the trust account, located in the United States at JP Morgan Chase and Morgan Stanley, with Continental Stock Transfer & Trust Company acting as trustee, and are being held in cash until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the assets held in the trust account.
Fair Market Value of Target Business
The target business or businesses that CGAC acquires must collectively have a fair market value equal to at least 80% of the balance of the funds in the Trust Account at the time of the execution of a definitive agreement for its initial business combination, although CGAC may acquire a target business whose fair market value significantly exceeds 80% of the Trust Account balance. CGAC’s board of directors has determined that this test is met in connection with the proposed Business Combination.
Shareholder Approval of Business Combination; Redemption Rights
Under CGAC’s amended and restated memorandum and articles of association, CGAC must provide all holders of its public shares with the opportunity to have their public shares redeemed upon the consummation of CGAC’s initial business combination either in conjunction with a tender offer or in conjunction with a shareholder vote. For business and other reasons, CGAC has elected to provide its shareholders with the opportunity to have their public shares redeemed in connection with a shareholder vote rather than a tender offer. Therefore, CGAC is seeking to obtain the approval of its shareholders of the Business Combination Proposal in order to allow public shareholders to effectuate redemptions of their public shares in connection with the closing of the Business Combination, regardless of whether they vote for or against the Business Combination, subject to the limitations described in “Proposal No. 1 — The Business Combination Proposal — Redemption Rights”. Accordingly, in connection with the Business Combination, the CGAC public shareholders may seek to redeem their public shares in accordance with the procedures set forth in this proxy statement/prospectus.
Voting Restrictions in Connection with Shareholder Meeting
In connection with any vote for a proposed business combination, including the vote with respect to the Business Combination Proposal, the Sponsor has agreed to vote the Founder Shares it holds and any CGAC Ordinary Share acquired by it in the aftermarket in favor of such proposed business combination.
No directors or officers of CGAC have purchased any securities of CGAC in any open market transactions. However, at any time prior to the Extraordinary Meeting, during a period when they are not then aware of any material nonpublic information regarding or its securities, the Sponsor, Noventiq and/or their respective affiliates may purchase shares from institutional and other investors who vote, or indicate an intention to vote, against the Business Combination Proposal, or execute agreements to purchase such shares from them in the future, or they may enter into transactions with such persons and others to provide them with incentives to acquire CGAC Ordinary Share or vote their shares in favor of the Business Combination Proposal. The purpose of such share purchases and other transactions would be to increase the likelihood of approval of the Business Combination Proposal and other proposals, reduce redemptions, where it appears that such requirements for the consummation of the Business Combination would otherwise not be met. All shares repurchased by CGAC’s affiliates pursuant to such arrangements would be voted in favor of the proposed Business Combination. As of the date of this proxy statement/prospectus, there have been no such discussions and no agreements to such effect have been entered into with any such investor or holder.
Liquidation if No Business Combination
Under CGAC’s amended and restated memorandum and articles of association, if CGAC does not complete the Business Combination with Noventiq or another initial business combination by June 30, 2024 (or such later date as may be approved by the CGAC shareholders), CGAC will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and CGAC’s board of directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The Sponsor has agreed to waive its rights to participate in any distribution from the Trust Account or other assets with respect to the Founder Shares and public shares it owns. There will be no distribution from the Trust Account with respect to CGAC’s warrants, which will expire worthless if CGAC is liquidated.
The proceeds deposited in the Trust Account could, however, become subject to the claims of CGAC’s creditors which would be prior to the claims of the CGAC public shareholders. Although CGAC has obtained waiver agreements from certain vendors and service providers it has engaged and owes money to, and the prospective target businesses CGAC has negotiated with, whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, and although CGAC will seek such waivers from vendors it engages in the future, there is no guarantee that they or other vendors who did not execute such waivers will not seek recourse against the Trust Account notwithstanding such agreements. Accordingly, the actual per-share redemption price could be less than $10.00, plus interest, due to claims of creditors. Additionally, if CGAC is forced to file a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against it which is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law and may be included in CGAC’s bankruptcy estate and subject to the claims of third parties with priority over the claims of CGAC’s shareholders. To the extent any bankruptcy claims deplete the Trust Account, CGAC cannot assure you it will be able to return to the CGAC public shareholders at least $10.00 per share. CGAC’s public shareholders are entitled to receive funds from the Trust Account only in the event of its failure to complete a business combination within the required time periods or if the shareholders properly seek to have CGAC redeem their respective shares upon a business combination which is actually completed by CGAC. In no other circumstances does a shareholder have any right or interest of any kind to or in the Trust Account.
CGAC will pay the costs of any subsequent liquidation from its remaining assets outside of the Trust Account.
Facilities
We currently maintain our executive offices at 251 Lytton Avenue, Suite 200, Palo Alto, California 94301. The cost for our use of this space is included in the $40,000 per month fee we agreed pay to the Sponsor for office space, administrative and support services. On November 18, 2021, the Sponsor permanently waived its right to receive any of the Company’s outstanding, and all of the Company’s remaining, payment obligations under the administrative services agreement. We consider our current office space adequate for our current operations.
Employees
We currently have six executive officers. These individuals are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time they will devote in any time period will vary based on whether a target business has been selected for our initial business combination and the stage of the business combination process we are in. We do not intend to have any full-time employees prior to the completion of our initial business combination.
CGAC’s Current Directors and Executive Officers
Name	Age	Position
John Cadeddu	57	Co-Chairman and Director
Marvin Tien	48	Co-Chairman, Chief Executive Officer, Chief Financial Officer and Director
Alexandre Balkanski	62	Director
John Mulkey	50	Director
Jason Park	46	Director
Jane Mathieu	48	President
David Kutcher	40	Chief Investment Officer
Kevin Tanaka	33	Director of Corporate Development
John Cadeddu, has served as our Co-Chairman and member of our board of directors since October 2020. He is currently a General Partner and Managing Director of Corner Ventures and co-founded its predecessor firm, DAG Ventures. Mr. Cadeddu also serves as Co-Chairman and a director of Corner Growth 2. From 2004 to 2016, DAG Ventures raised in excess of $1.6 billion over five funds, and Mr. Cadeddu sourced many of DAG Ventures’ most successful investments, including Ambarella, Inc. (NASDAQ: AMBA), Bloom Energy Corporation (NYSE: BE), Clearwell Systems, Inc. (acquired by Symantec), Eventbrite, Inc. (NYSE: EB), FireEye, Inc. (NASDAQ: FEYE), Glassdoor, Inc. (acquired by Recruit Holdings Co., Ltd.), Grubhub Inc. (NASDAQ: GRUB), iZettle AB (acquired by PayPal), Jasper Technologies,

Inc. (acquired by Cisco), LearnVest, Inc. (acquired by Northwest Mutual), Nextdoor, 1Life Healthcare, Inc. (NASDAQ: ONEM), OptiMedica Corporation (acquired by AMO), Silver Peak Systems, Inc. (acquired by HPE), Wealthfront Inc., WeWork Companies Inc., Wix.com Ltd. (NASDAQ: WIX), Xoom Corporation (listed as XOOM on the Nasdaq Global Select Market prior to being acquired by PayPal) and Yelp Inc. (NYSE: YELP). From 1999 to 2004, Mr. Cadeddu worked at Duff Ackerman & Goodrich, a telecommunications-focused private equity firm. Prior to Duff Ackerman & Goodrich, Mr. Cadeddu worked at Tandem Computers, Octel Communications, JP Morgan and Amsterdam Pacific. Mr. Cadeddu serves on the board of directors of Beewise Technologies Ltd., Get Fabric Ltd. and Picarro. He is also a board observer at Twin Health, Solv Health Inc. and Wealthfront Inc. He has previously served as board member or board observer at Ambarella Inc., Bloom Energy Corporation, EventBrite, Inc., FireEye, Inc., Glassdoor, Inc., GrubHub Inc., Mint Software Inc., 1Life Healthcare, Inc., Pacific BioSciences of California, Inc., Silver Peak Systems, Inc. and Xoom Corporation. Mr. Cadeddu is a graduate of Harvard University and received his MBA from the Stanford University Graduate School of Business. We believe Mr. Cadeddu’s substantial experience investing in growth stage technology companies, extensive network, and various prior investment roles make him well qualified to serve as a member of our board of directors.
Marvin Tien, has served as our Co-Chairman, Chief Executive Officer and member of our board of directors since October 2020 and our Chief Financial Officer since 2024. He is currently a General Partner and Managing Director of Corner Ventures and a Principal and Founder of Corner Capital Group and Corner Capital Management. He also serves as Co-Chairman, Chief Executive Officer and a director of Corner Growth 2 Corner Ventures was established in 2018 with a focus on leading growth financing rounds of emerging global technology companies. In 2010, Mr. Tien also co-managed Green Lake Capital, an investment subsidiary for a Taiwanese public company, which invested in emerging infrastructure technologies and became one of the largest owners and operators of commercial and industrial solar power generation assets. Later, in 2013, Mr. Tien co-founded Ahana Capital, which was subsequently sold to ATNI International (NASDAQ: ATNI) in 2014, and Mr. Tien co-led their efforts to expand the infrastructure investments to greater Asia. Prior to Green Lake Capital, Mr. Tien focused on family investments for Corner Capital Group, which made direct investments in private companies focused on cross border opportunities between the United States and Asia. Mr. Tien serves on the board of directors of Halcyon Tech Inc., Travelier Ltd., Brainvivo Ltd., Cymbio Ltd., Ludeo, Healthy.io Ltd., Sightful Ltd., Cymbio Digital Ltd. and Boldend Inc. Mr. Tien is a graduate of Cornell University and received his MBA from the Wharton School at the University of Pennsylvania. We believe Mr. Tien’s significant experience investing in both private and public technology companies, investing acumen, and global network make him well qualified to serve as a member of our board of directors.
Alexandre Balkanski has served as a member of our board of directors since our Initial Public Offering. He is a long-time technology industry leader with a demonstrated track record of delivering growth in revenue and profits while achieving recognition for outstanding customer satisfaction. He is currently the president and chief executive officer of Picarro where he has also served as director since 2002. He also serves as a director of Corner Growth 2. Mr. Balkanski also currently serves as a board member of D2S, Inc. and Engageli, Inc. where he has served since 2007 and July 2020, respectively. Prior to joining Picarro in 2013, Mr. Balkanski was a managing partner and general partner at Benchmark Capital from March 2000 to November 2013. Mr. Balkanski previously led C-Cube Microsystems Inc. (“C-Cube”) and DiviCom Inc. (“DiviCom”), two pioneering companies that drove the MPEG standard to dominance in consumer electronics and broadcasting. Mr. Balkanski founded C-Cube in 1988. In 1994, he took the company public, and in 1998 he orchestrated C-Cube’s acquisition of DiviCom. Previously, he was a board member of Ambarella, Inc. (NASDAQ: AMBA), Decru, Inc. (acquired by Network Appliance, Inc.), Entrisphere, Inc. (acquired by Telefonaktiebolaget LM Ericsson) and Infinera Corporation (NASDAQ: INFN). Mr. Balkanski holds a PhD and MS from Harvard University and a Bachelor of Science from Harvard College. We believe Mr. Balkanski’s significant experience in the technology sector makes him well qualified to serve as a member of our board of directors.
John Mulkey has served as a member of our board of directors since our Initial Public Offering. Mr. Mulkey also serves as the President and CFO of Plain Sight Properties real estate development fund, which specializes in the development of build for rent communities. He is currently the manager of Mulkey Holdings, a private family office specializing in debt and equity investments across the hospitality, real estate, gaming and lodging sectors. He also serves as a director of Corner Growth 2. Prior to his current roles,

Mr. Mulkey was the chief financial officer and executive vice president of Zuffa, LLC (dba and owner of Ultimate Fighting Championship (“UFC”)) from 2006 to 2015. During his decade-long role at UFC, Mr. Mulkey oversaw all worldwide financial operations for the media and entertainment company and contributed to its growth from a breakeven cash flow enterprise to one valued at over $4 billion at exit. Prior to UFC, Mr. Mulkey was a managing director at Wachovia Securities LLC from 2005 to 2006, where he ran high-yield research in the gaming and lodging sectors and was twice awarded the prestigious Institutional Investor All-American research award. Prior to Wachovia, Mr. Mulkey was a managing director at Bear Stearns & Co. in New York City from 2001 to 2005, where he held a similar role across the equity and high-yield platforms at the investment bank. Before moving to New York, Mr. Mulkey was the director of business development for Station Casinos, Inc. in Las Vegas and had worked in various analyst roles there and with Mirage Resorts Inc., where he was a graduate of the Management Associate Program. Mr. Mulkey holds a Bachelor of Arts degree in Economics from Vanderbilt University in Nashville, Tennessee. We believe Mr. Mulkey’s significant experience in finance and investments in the hospitality, real estate and gaming sectors makes him well qualified to serve as a member of our board of directors.
Jason Park has served as a member of our board of directors since our Initial Public Offering. He is currently the chief financial officer of DraftKings Inc. (NASDAQ: DKNG) (“DraftKings”). He also serves as a director of Corner Growth 2. Mr. Park joined DraftKings in his capacity as chief financial officer in June 2019, and is responsible for the accounting, tax, treasury, financial planning and analysis and investor relations departments. Prior to joining DraftKings, from 2009 to 2019, Mr. Park worked at Bain Capital Private Equity (“Bain Capital”) where he was an operating partner and focused on technology investments. For more than 10 years, Mr. Park worked collaboratively with chief executive officers, chief financial officers and management teams to develop and achieve value creation plans. Before Bain Capital, he was an associate partner at McKinsey & Company from 1999 to 2008. Mr. Park has previously served as a director of CentralSquare Technologies, Inc. Mr. Park holds an MBA from the Wharton School at the University of Pennsylvania and MAcc (Master of Accountancy) and Bachelor of Business Administration degrees from the University of Michigan. We believe Mr. Park’s significant experience in technology and finance makes him well qualified to serve as a member of our board of directors.
Jane Mathieu, has served as our President since October 2020. She is currently a Partner at Corner Ventures and serves as President of Corner Capital Management. She also serves as President of Corner Growth 2. Previously, Ms. Mathieu served as Director and General Counsel for Green Lake Capital, leading one of the first Power Purchase Agreement Funds in the renewable energy space from 2010 to 2014. In 2014, Ms. Mathieu and Mr. Tien structured a sale of the Green Lake Capital portfolio to ATNI International (NASDAQ: ATNI) and continued to manage it under the Ahana Renewables umbrella, a subsidiary of ATNI. Ahana Renewables was focused on cross-border transactions in the energy sector. She currently oversees a solar tax equity credit platform that has deployed over $250 million across seven states amounting to over 265 megawatts. Prior to that Ms. Mathieu was a real estate and structured finance attorney from 2004 to 2008 at DLA Piper where she represented commercial banks, insurance companies, REITs, and funds in capital markets transactions. She is a graduate of the University of California, Los Angeles and received her JD from Brooklyn Law School.
David Kutcher, has served as our Chief Investment Officer since February 2021, and previously served as our Chief Financial Officer from October 2020. He is currently a Partner and Co-Founder of Sauvegarder Investment Management, an investment firm focused on structured credit solutions backed primarily by intellectual property assets. Prior to SIM, Mr. Kutcher was a Venture Partner with Corner Ventures from March 2020 to January 2023, where he focused on later-stage investments and public markets. He also serves as Chief Investment Officer of Corner Growth 2. Prior to joining Corner Ventures in 2020, he was the managing partner at Torian Capital Partners, a firm he co-founded in 2016, which now serves as a family investment vehicle. From 2011 to 2016, Mr. Kutcher was a Managing Director with Broadband Capital Management, a New York based merchant banking firm and was an advisor to its successor firm, Broadband Capital Partners, an alternative investment firm, from February 2016 until December 2018. Mr. Kutcher started his career as an M&A and capital markets lawyer with Ellenoff Grossman & Schole LLP in New York from 2008 to 2011. Mr. Kutcher holds a Bachelor of Arts from the University of the South (Sewanee) and a JD from Samford University (Cumberland).
Kevin Tanaka, has served as our Director of Corporate Development since October 2020. He has been a Principal at Corner Ventures since 2019. He also serves as Director of Corporate Development of Corner

Growth 2. Prior to joining Corner Ventures, Mr. Tanaka worked at M-III Partners from 2018 to 2019 where he served as a vice president, helping the company in its lead role as the financial and restructuring advisor to Sears prior to and through its Chapter 11 restructuring. Prior to joining M-III, Mr. Tanaka worked at Vista Equity Partners on the Private Equity team in Austin, Texas from 2015 to 2017 where he specialized in the evaluation and acquisition of enterprise software, data, and technology companies. Before Vista, Mr. Tanaka worked at Morgan Stanley from 2013 to 2015. Mr. Tanaka is a graduate of the University of California, Berkeley.
Number and Terms of Office of CGAC Officers and Directors
Our board of directors is divided into three classes, with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a three-year term. While there is no requirement under the Companies Act for us to hold annual or extraordinary general meetings to appoint directors, the Nasdaq corporate governance requirements require us hold an annual general meeting within one year after our first full fiscal year end following our listing on the Nasdaq. Accordingly, we are required under the Nasdaq to hold an annual general meeting by December 31, 2023. However, we would not be required to hold an annual general meeting in the event that we complete an initial business combination prior to December 31, 2023. The term of office of the first class of directors, consisting of Mr. Balkanski, will expire at our first annual meeting of shareholders. The term of office of the second class of directors, consisting of Mr. Mulkey and Mr. Park, will expire at our second annual meeting of shareholders. The term of office of the third class of directors, consisting of Mr. Cadeddu and Mr. Tien, will expire at our third annual meeting of shareholders.
Prior to the completion of an initial business combination, any vacancy on the board of directors may be filled by a nominee chosen by holders of a majority of our Class B ordinary shares. In addition, prior to the completion of an initial business combination, holders of a majority of our Founder Shares may remove a member of the board of directors for any reason.
Pursuant to a registration and shareholder rights agreement entered into in connection with the closing of the CGAC Initial Public Offering, the Sponsor, upon and following consummation of an initial business combination, is entitled to nominate three individuals for election to our board of directors, as long as the sponsor holds any securities covered by the registration and shareholder rights agreement.
Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our amended and restated memorandum and articles of association as it deems appropriate. Our amended and restated memorandum and articles of association provide that our officers may consist of one or more chairman of the board, chief executive officer, president, chief financial officer, vice presidents, secretary, treasurer and such other offices as may be determined by the board of directors.
Committees of the Board of Directors
Our board of directors has three standing committees: an audit committee, a nominating committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of the Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Subject to phase-in rules and a limited exception, the rules of the Nasdaq require that the compensation committee and the nominating committee of a listed company be comprised solely of independent directors.
Audit Committee
We have established an audit committee of the board of directors. Mr. Mulkey, Mr. Balkanski and Mr. Park serve as members of our audit committee. Our board of directors has determined that each of Mr. Mulkey, Mr. Balkanski and Mr. Park is independent under the Nasdaq listing standards and applicable SEC rules. Mr. Mulkey serves as the chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, all the directors on the audit committee must be independent. Each member of the audit committee is financially literate and our board of directors has determined each of Mr. Mulkey and Mr. Park qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The audit committee is responsible for:
•
meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

•
monitoring the independence of the independent registered public accounting firm;

•
verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•
inquiring and discussing with management our compliance with applicable laws and regulations;

•
pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•
appointing or replacing the independent registered public accounting firm;

•
determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports that raise material issues regarding our financial statements or accounting policies;

•
monitoring compliance on a quarterly basis with the terms of our Initial Public Offering and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of our Initial Public Offering; and

•
reviewing and approving all payments made to our existing shareholders, executive officers or directors and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by our board of directors, with the interested director or directors abstaining from such review and approval.

Nominating Committee
We have established a nominating committee of our board of directors. The members of our nominating committee are Mr. Mulkey and Mr. Balkanski, and Mr. Balkanski serves as chairman of the nominating committee. Under the Nasdaq listing standards, we are required to have a nominating committee composed entirely of independent directors. Our board of directors has determined that each of Mr. Mulkey and Mr. Balkanski is independent.
The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.
Guidelines for Selecting Director Nominees
The guidelines for selecting nominees, which is specified in the charter adopted by us, generally provides that persons to be nominated:
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should have demonstrated notable or significant achievements in business, education or public service;

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should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

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should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.
Compensation Committee
We have established a compensation committee of our board of directors. The members of our compensation committee are Mr. Balkanski and Mr. Mulkey, and Mr. Mulkey serves as chairman of the compensation committee.
Under the Nasdaq listing standards, we are required to have a compensation committee composed entirely of independent directors. Our board of directors has determined that each of Mr. Balkanski and Mr. Mulkey is independent. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:
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reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

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reviewing and approving the compensation of all of our other Section 16 executive officers;

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reviewing our executive compensation policies and plans;

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implementing and administering our incentive compensation equity-based remuneration plans;

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assisting management in complying with our proxy statement and annual report disclosure requirements;

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approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

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producing a report on executive compensation to be included in our annual proxy statement; and

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reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the Nasdaq and the SEC.
Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our board of directors.
Code of Ethics
We have adopted a Code of Ethics applicable to our directors, officers and employees. A copy of the Code of Ethics will be provided without charge upon written request to our principal executive offices. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.
Compensation Committee Interlocks and Insider Participation
None of CGAC’s executive officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on CGAC’s board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires CGAC’s executive officers, directors and persons who beneficially own more than 10% of a registered class of CGAC’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of CGAC Ordinary Shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish CGAC with copies of all Section 16(a) forms filed by such reporting persons. Based solely on CGAC’s review of such forms and written representations from certain reporting persons, CGAC believes that all reports under Section 16(a) applicable to its executive officers, directors and greater than 10% beneficial owners were filed in a timely manner.
Officer and Director Compensation
None of our executive officers or directors has received any cash compensation for services rendered to us. Commencing on the date that our securities were first listed on the Nasdaq and through the earlier of the consummation of our initial business combination and our liquidation, we began to reimburse an affiliate of the Sponsor for office space, secretarial and administrative services provided to us in the amount of $40,000 per month; provided, that if we complete our initial business combination prior to 30 months following the closing of our Initial Public Offering, then at the closing of the business combination, we would pay to such affiliate an amount equal to $1,200,000 less any amounts previously paid under the administrative services agreement. On November 18, 2021, the Sponsor permanently waived its right to receive any of the Company’s outstanding, and all of the Company’s remaining, payment obligations under the administrative services agreement. The Sponsor, executive officers and directors, or their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made by us to the Sponsor, executive officers or directors, or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid us to the sponsor, executive officers and directors, or their respective affiliates, prior to completion of our initial business combination.
After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board of Directors.
We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Legal Proceedings
To the knowledge of CGAC’s management, there is no material litigation, arbitration or governmental proceeding currently pending against CGAC or any members of the management team in their capacity as such.
Periodic Reporting and Audited Financial Statements
CGAC has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual, quarterly and current reports with the SEC. CGAC’s filings with the SEC are available on the SEC website (http://www.sec.gov), which the SEC maintains for reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

CGAC’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Unless the context otherwise requires, all references in this section to the “Company,” “our,” “us” or “we” refer to CGAC prior to the consummation of the Business Combination. The following discussion and analysis should be read in conjunction with the financial statements and related notes included elsewhere in this proxy statement/prospectus. This discussion contains forward-looking statements reflecting CGAC’s current expectations, estimates and assumptions concerning events and financial trends that may affect CGAC’s future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” appearing elsewhere in this proxy statement/prospectus.
Overview
We are a blank check company incorporated on October 20, 2020 (inception) as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). While we may pursue an acquisition opportunity in any business, industry, sector or geographical location, we focus on industries that complement our management team’s background, and in our search for targets for our Business Combination seek to capitalize on the ability of our management team to identify and acquire a business, focusing on the technology industry in the United States and other developed countries.
The registration statement for our initial public offering (the “Initial Public Offering”) was declared effective on December 16, 2020. On December 21, 2020, we consummated our Initial Public Offering of 40,000,000 units, at $10.00 per unit, generating gross proceeds of $400,000,000, and incurring offering costs of approximately $22,766,000, inclusive of $14,000,000 in deferred underwriting commissions. Each unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A ordinary shares”) and one-third of one redeemable warrant, each whole public warrant entitling the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment.
Simultaneously with the closing of the Initial Public Offering, we consummated the private placement of 7,600,000 private placement warrants at a price of $1.50 per private placement warrant (the “Private Placement”) to our sponsor, CGA Sponsor LLC (the “Sponsor”), generating gross proceeds of $11,400,000. Each private placement warrant is exercisable for one Class A ordinary share at a price of $11.50 per share.
Upon the closing of the Initial Public Offering and private placement, $400,000,000 ($10.00 per unit) of the net proceeds of the Initial Public Offering and certain of the proceeds of the private placement were placed in the Trust Account, located in the United States at UBS Financial Services Inc. and Morgan Stanley, with Continental Stock Transfer & Trust Company acting as trustee, and are only invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by us, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the assets held in the Trust Account. Our management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the private placement, although substantially all of the net proceeds are intended to be applied toward consummating an initial Business Combination.
Extraordinary General Meetings
On December 20, 2022, the Company held an extraordinary general meeting (the “December 2022 Extraordinary General Meeting”), which amended the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a Business Combination from December 21, 2022 to June 21, 2023. The shareholders approved a proposal to amend the trust agreement to change the date on which Continental Stock Transfer & Trust Company must commence liquidation of the Trust Account from (A) the earlier of the Company’s completion of an initial business combination and December 21, 2022 to (B) the earlier of the Company’s completion of an initial business combination and June 21, 2023. In connection with the December 2022 Extraordinary General Meeting, shareholders elected to redeem 38,808,563 Class A ordinary shares, resulting in redemption payments out of the Trust Account totaling $393,676,799, or approximately $10.14 per share which includes $5,591,169 of earnings in the Trust Account not previously withdrawn. In January 2023, the Company made redemption payments of $3,262,655 out of the Trust Account that were due to the redeeming shareholders who elected to redeem their shares as part of the December 2022 Extraordinary General Meeting. Subsequent to the redemptions, 1,191,437 Class A ordinary shares remained issued and outstanding until the June 2023 Extraordinary General Meeting described below.
On June 15, 2023, the Company held an extraordinary general meeting of shareholders, which was adjourned and reconvened on June 20, 2023 (the “June 2023 Extraordinary General Meeting”), to amend the Company’s amended and restated memorandum and articles of association to (i) extend the date by which the Company has to consummate a business combination from June 21, 2023 to March 20, 2024 or such earlier date as shall be determined by the Company’s board of directors in its sole discretion (such proposal, the “June 2023 Extension Amendment Proposal”), (ii) eliminate from the amended and restated memorandum and articles of association the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in the Initial Public Offering to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation Amendment Proposal”) and (iii) amend the Company’s amended and restated memorandum and articles of association to provide that Class B ordinary shares may be converted either at the time of the consummation of the Company’s initial business combination or at any earlier date at the option of the holders of Class B ordinary shares (the “Founder Conversion Amendment Proposal”). The shareholders of the Company approved the June 2023 Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal at the June 2023 Extraordinary General Meeting and on June 21, 2023, the Company filed the articles amendment with the Registrar of Companies of the Cayman Islands.
In connection with the vote to approve the June 2023 Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal, shareholders elected to redeem 771,499 Class A ordinary shares, resulting in redemption payments out of the trust account totaling $8,085,078, or approximately $10.48 per share which includes $370,088 of earnings in the trust account not previously withdrawn. Subsequent to the redemptions, 419,938 Class A ordinary shares remained issued and outstanding until the February 2024 Extraordinary General Meeting further described below.
On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, our sponsor, the holder of an aggregate of 9,825,001 shares of the Company’s Class B ordinary shares, par value $0.0001 per share, elected to convert 9,825,000 shares of the Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. Following such conversion, the Sponsor holds 9,825,000 shares of Class A ordinary shares and 1 share of Class B ordinary shares and the Company will have an aggregate of 10,244,938 shares of Class A ordinary shares issued and outstanding (419,938 of which are subject to possible redemption) and 175,000 shares of Class B ordinary shares issued and outstanding. In connection with the conversion, the sponsor has agreed to certain transfer restrictions, a waiver of redemption rights, a waiver of any right to receive funds from the trust account and the obligation to vote in favor of an initial business combination.
On February 29, 2024, the Company held an extraordinary general meeting of shareholders (the “February 2024 Extraordinary General Meeting”), to amend the Company’s amended and restated memorandum and articles of association to (i) extend the date by which the Company has to consummate a business combination from March 20, 2024 to June 30, 2024 (the “Extended Date”) or such earlier date as shall be determined by the Company’s board of directors in its sole discretion (such proposal, the “February 2024 Extension Amendment Proposal” and, together with the December 2022 Extension Amendment Proposal and the June 2023 Extension Amendment Proposal, the “Extension Proposals”). The shareholders of the Company approved the February 2024 Extension Amendment Proposal and the Company filed the articles amendment with the Registrar of Companies of the Cayman Islands.
In connection with the vote to approve the February 2024 Extension Amendment Proposal, shareholders elected to redeem 83,349 Class A ordinary shares, resulting in redemption payments out of the trust account totaling $911,508, or approximately $10.94 per share which includes $78,018 of earnings in the trust account not previously withdrawn. Subsequent to the redemptions, 10,161,589 Class A ordinary shares remained issued and outstanding.
Nasdaq Notice and Hearing
On December 18, 2023, the Company received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company’s securities (units, shares and warrants) would be subject to suspension and delisting from the Nasdaq Capital Market at the opening of business on December 27, 2023, due to the Company’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. The Company timely requested a hearing before the Nasdaq Hearings Panel to appeal the notice.
Nasdaq granted the Company’s hearing request, which hearing request stayed the suspension of trading of the Company’s securities on The Nasdaq Capital Market until the hearing process concluded and the Nasdaq Hearings Panel issued a written decision. A hearing on the matter was held on March 14, 2024.
On March 15, 2024, the Nasdaq Hearings Panel issued written notice of its decision to grant the Company’s request for an exception to its listing deficiencies until June 17, 2024 in view of the Company’s substantial steps toward closing its previously announced initial business combination and its plan for achieving compliance with Nasdaq listing rules upon closing of the transaction for listing on The Nasdaq Capital Market.
On May 10, 2024, the Company received a letter (the “Second Notice”) from the Listing Qualifications Department of Nasdaq notifying the Company that the Company no longer meets the minimum 500,000 publicly held shares requirement for The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(4) (the “Minimum Publicly Held Shares Requirement”). In accordance with Nasdaq rules, the Company has 45 days, or until June 24, 2024, to submit a plan to regain compliance with the Minimum Publicly Held Shares Requirement.
Business Combination Agreement
The Company has entered into a Business Combination Agreement, dated May 4, 2023 (the “Original BCA Date”), as amended and restated on December 29, 2023 (the “Business Combination Agreement”), by and among the Company, Noventiq Holdings PLC, an exempted company limited by shares registered by way of continuation under the laws of the Cayman Islands (“Noventiq”), Noventiq Holding Company, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Parent”), Noventiq Merger 1 Limited, a Cayman Islands exempted company and wholly-owned subsidiary of Parent that has elected to be disregarded as an entity separate from Parent for U.S. federal income tax purposes (“Company Merger Sub”), and Corner Growth SPAC Merger Sub, Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of Parent (“Noventiq Merger Sub”), which provides, among other things, that (i) the Company will merge with and into Company Merger Sub (the “Company Merger”), with Company Merger Sub surviving the Company Merger and (ii) Noventiq Merger Sub will merge with and into Noventiq (the “Noventiq Merger,” and together with the Company Merger, the “Mergers”), with Noventiq surviving the Noventiq Merger as a wholly-owned subsidiary of Parent (the transactions contemplated by the foregoing clauses (i) and (ii) the “Business Combination,” and together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”).
Immediately prior to the effective time of the Company Merger, each Company Class B ordinary share shall be converted into one Company Class A ordinary share. Pursuant to the Business Combination Agreement and at the effective time of the Company Merger, each Company Class A ordinary share shall automatically be cancelled and cease to exist in exchange for the right to receive one Parent ordinary share. At the effective time of the Company Merger, each Company warrant (the “Company Warrants”) issued and outstanding, entitling the holder thereof to purchase one share of Company Class A common stock at an exercise price of $11.50 per share (subject to adjustment), will be converted into the right to receive a warrant to purchase one Parent ordinary share at an exercise price of $11.50 per share (subject to adjustment) upon consummation of the Business Combination. Pursuant to the Business Combination Agreement and at the effective time of the Noventiq Merger, each Noventiq ordinary share shall automatically be cancelled and cease to exist in exchange for the right to receive (i) such number or fraction of newly issued Parent ordinary shares that is equal to the Share Exchange Ratio (as defined in the Business Combination Agreement) and (ii) one Class A CSR (as defined below), one Class B CSR (as defined below) and one Class C CSR (as defined below) in each case, for each one whole Parent ordinary share issuable to such holder pursuant to the Business Combination Agreement at the effective time of the Noventiq Merger.
On April 18, 2024, the Company announced an offer to exchange certain global depositary receipts (“GDRs”) representing Noventiq ordinary shares in consideration for newly issued ordinary shares (the “Exchange Offer”), which Exchange Offer expired on May 10, 2024. To provide for the terms of the Exchange Offer, on May 13, 2024, the Company and Noventiq entered into Amendment No. 1 to Amended and Restated Business Combination Agreement (“Amendment No. 1 to A&R BCA”), by and between the Company and Noventiq. Amendment No. 1 to A&R BCA provides, among other things, that (i) the outstanding shares underlying the GDRs are to be excluded for purposes of determining the Per Share Merger Equity Consideration Value (as defined in the BCA) and (ii) Noventiq shall use commercially reasonable efforts to accept the forfeit and/or surrender and cancellation, as soon as reasonable practicable, of Noventiq’s outstanding shares underlying the GDRs that it acquired pursuant to the Exchange Offer. Each reference to the A&R BCA shall be deemed a reference to the A&R BCA, as amended by Amendment No. 1 to A&R BCA.
On October 28, 2020, CGA Sponsor LLC, a Delaware limited liability company (the “Sponsor”), paid $25,000, or approximately $0.003 per share, to the Company and Noventiq to cover certain expenses in consideration for 8,625,000 Class B ordinary shares, par value $0.0001 per share (the “Founder Shares”), of the Company. In November 2020, the Sponsor transferred 50,000 such Class B ordinary shares of the Company to each of the Company’s three independent directors (Alexandre Balkanski, John Mulkey, and Jason Park) in recognition of, and as compensation for, their future services to the Company. On December 16, 2020, the Company effected a share capitalization, resulting in 10,062,500 Founder Shares issued and outstanding as of such date. As a result of the underwriters’ election to partially exercise their over-allotment option in connection with the Company’s initial public offering (the “Company Initial Public Offering”), 62,500 Founder Shares were forfeited for no consideration on December 23, 2020, resulting in 10,000,000 Founder Shares outstanding, of which, as of such date, 9,825,001 Founder Shares were held by the Sponsor and 58,333 Founder Shares were held by each of the Company’s three independent directors. As of the date of the amending and restating of the Business Combination Agreement, the Sponsor held 9,825,001 Founder Shares. Of these, 5,000,000 Company ordinary shares will be forfeited upon consummation of the Business Combination, and 1,500,000 Company ordinary shares (the “Alignment Shares”) are subject to forfeiture based on the gross proceeds raised from additional financings contemplated by the Business Combination Agreement, if any, by the Company and the cash balance of the Company’s trust account held for the benefit of its public shareholders as more fully described in the accompanying proxy statement/prospectus, but the consummation of the Business Combination is not subject to a minimum amount of additional financing having been raised. If (i) the cash balance of the Company’s trust account and the gross proceeds received from investors in additional financings (the “Additional Financing Investors”) is equal to or greater than $25 million upon consummation of the Business Combination, and (ii) the gross proceeds received from Additional Financing Investors is equal to or greater than $50 million prior to the date that is 180 days following the closing of the Business Combination, none of the Alignment Shares will be forfeited. An additional 2,000,000 Company ordinary shares (the “Sponsor Earnout Shares”) will be held in escrow and only released, in three equal instalments, upon the occurrence of certain milestone events as more fully described in the accompanying proxy statement/prospectus. Immediately prior to the effective time of the Company Merger, 3,800,000 Company Warrants held by the Sponsor shall be forfeited and returned to the Company for cancellation.
The Business Combination is expected to close in the second quarter of 2024, following the receipt of the required approval by the Company’s and Noventiq’s shareholders and the fulfilment of other customary closing conditions, such as the effectiveness of the Registration Statement on Form F-6 registering the ADSs (as defined in Note 1 to the notes to the unaudited condensed financial statements). There is no assurance that the Proposed Business Combination will be consummated by the Extended Date (as defined below) (or any such later date of termination approved in accordance with the Amended and Restated Memorandum and Articles of Association).
If we are unable to complete a Business Combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay for our income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of our company, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
On April 2, 2024, Jerome “Jerry” Letter provided written notice to the Company of his resignation as the Company’s Chief Financial Officer, effective immediately. Mr. Letter’s resignation was not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Concurrently therewith, the Company’s current Co-Chairman and Chief Executive Officer, Marvin Tien, was appointed as acting Chief Financial Officer for the Company. Mr. Tien will retain his roles as Co-Chairman and Chief Executive Officer.
On April 3, 2024, Noventiq issued a press release announcing the appointment of Mr. Letter as Chief Financial Officer and Head of Corporate Development for Noventiq. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Additionally, on April 3, 2024, Noventiq issued a press release announcing unaudited operating highlights for the nine months ended December 31, 2023. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.
On April 3, 2024 and April 29, 2024, Noventiq provided supplemental information regarding the Business Combination (as defined below) in an investor presentation. Copies of the presentations are attached hereto as Exhibit 99.3 and Exhibit 99.4, respectively, and are incorporated by reference herein.
Liquidity, Capital Resources and Going Concern
As indicated in the accompanying condensed financial statements, at December 31, 2023 and March 31, 2024, we had $21,631 and $21,531, respectively, in our operating bank account, and a working capital deficit of $4,284,613 and $4,990,531, respectively, and $354,137 and $331,901, respectively, of earnings and realized gains on the amounts remaining in the Trust Account after historical redemptions. We expect to continue to incur significant costs in pursuit of our initial Business Combination plans.
Our liquidity needs prior to the consummation of the Initial Public Offering were satisfied through the proceeds of $25,000 from the sale of the founder shares, and loans from the Sponsor of approximately $120,000. The loan was repaid in full on December 22, 2020. Subsequent from the consummation of the Initial Public Offering, our liquidity has been satisfied through the net proceeds received from the consummation of the Initial Public Offering and the Private Placement.
In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of our officers and directors may, but are not obligated to, loan the Company funds as may be required. The terms of such loans have not been determined and no written agreements exist with respect to such loans. However, as discussed in Note 4 to the notes to the unaudited condensed financial statements, as of March 31, 2024, the Company is indebted to the Sponsor and its affiliates for $2,192,961, which represents $1,912,961 of operating and formation costs paid by these related parties on the Company’s behalf, along with $280,000 of unpaid administrative fees. The Sponsor is not under any obligation to make additional expenditures on the Company’s behalf.

Based on the foregoing, management believes that we will not have sufficient working capital to meet our needs through the consummation of a Business Combination. Over this time period, we will be using these funds for paying existing accounts payable, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Business Combination.
In connection with our assessment of going concern considerations in accordance with FASB ASC Subtopic 205-40, “Presentation of Financial Statements — Going Concern”, management has determined that the date for mandatory liquidation and dissolution raise substantial doubt about our ability to continue as a going concern through a reasonable period of time, which is considered one year from the issuance of these condensed financial statements. The Company demonstrates other adverse conditions that raise substantial doubt about the Company’s ability to continue as a going concern for one year following the issuance of these condensed financial statements. These other adverse conditions are negative financial trends, specifically working capital deficiency and other adverse key financial ratios. Our scheduled liquidation date is June 30, 2024. No adjustments have been made to the carrying amounts or classification of assets or liabilities should the Company be required to liquidate after June 30, 2024. There is no assurance that the Company will complete the Proposed Business Combination with Noventiq before June 30, 2024, or at all.
Results of Operations
Our entire activity since inception through March 31, 2024 related to our formation, Initial Public Offering and, since the closing of our Initial Public Offering, the search for initial Business Combination candidates (see Note 1 to the notes to the unaudited condensed financial statements). As of December 31, 2023 and March 31, 2024, $21,631 and $21,531, respectively, was held outside the Trust Account and was being used to fund the Company’s operating expenses. We are not generating any operating revenues until the closing and completion of our initial Business Combination at the earliest.
For the year ended December 31, 2023, we had a net loss of $3,921,719, which consisted of $3,561,597 in general and administrative costs, $102,000 transaction costs and change in the fair value of warrant liabilities of $669,866, offset by $411,744 in earnings and realized gains on marketable securities held in the trust account.
For the year ended December 31, 2022, we had a net income of $17,687,623, which consisted of $1,965,458 in general and administrative costs offset by $5,761,081 in earnings and realized gains on marketable securities held in the trust account and change in the fair value of warrant liabilities of $13,892,000.
For the three months ended March 31, 2024, we had a net loss of $2,513,203, which consisted of earnings and realized gains on marketable securities held in the Trust Account of $55,782, offset by a change in the fair value of warrant liabilities of $1,863,067, and $705,918 in operating and formation costs.
For the three months ended March 31, 2023, we had a net loss of $2,381,252, which consisted of earnings and realized gains on marketable securities held in the Trust Account of $154,783, offset by a change in the fair value of warrant liabilities of $1,884,000 and $652,035 in operating and formation costs.
Related Party Transactions
Founder Shares.
On October 28, 2020, the Sponsor paid $25,000, or approximately $0.003 per share, to cover certain offering costs in consideration for 8,625,000 Class B ordinary shares, par value $0.0001 per share (the “Founder Shares”). In November 2020, the Sponsor transferred 50,000 Class B ordinary shares to each of the Company’s independent directors. On December 16, 2020, the Company effected a share capitalization of 1,437,500 Class B ordinary shares, resulting in an aggregate of 10,062,500 Class B Ordinary Shares issued and outstanding as of such date. As a result of the underwriters’ election to partially exercise their over-allotment option, 62,500 Founder Shares were forfeited for no consideration on December 23, 2020, resulting in 10,000,000 Class B ordinary shares outstanding.

On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, our sponsor, the holder of an aggregate of 9,825,001 shares of the Company’s Class B ordinary shares, par value $0.0001 per share, elected to convert 9,825,000 shares of the Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. Following such conversion, the Sponsor holds 9,825,000 shares of Class A ordinary shares and 1 share of Class B ordinary shares. The Company will have an aggregate of 10,161,589 and 10,244,938 shares of Class A ordinary shares issued and outstanding (336,589 and 419,938 of which are subject to possible redemption) and 175,000 and 175,000 shares of Class B ordinary shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively. In connection with the conversion, the sponsor has agreed to certain transfer restrictions, a waiver of redemption rights, a waiver of any right to receive funds from the trust account and the obligation to vote in favor of an initial business combination. Prior to the initial investment in the company of $25,000 by the sponsor, the company had no assets, tangible or intangible. The per share price of the founder shares was determined by dividing the amount contributed to the company by the number of founder shares issued. The founder shares will be worthless if we do not complete an initial business combination.
The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares or Class A ordinary shares received upon conversion thereof until the earlier of: (A) one year after the completion of a Business Combination and (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.
The Company’s Founder Shares are subject to transfer restrictions pursuant to lock-up provisions in a letter agreement with the Company entered into by the initial stockholders, and officers and directors. The Sponsor has the right to transfer its ownership in the Founder Shares at any time, and to any transferee, to the extent that the Sponsor determines, in good faith, that such transfer is necessary to ensure that it and/or any of its parents, subsidiaries or affiliates are in compliance with the Investment Company Act of 1940. Any permitted transferees will be subject to the same restrictions and other agreements of the initial stockholders with respect to any Founder Shares. Prior to the closing of the Initial Public Offering, the Sponsor transferred 150,000 Founder Shares to our three independent directors in recognition of and as compensation for their future services to the Company. The transfer of Founder Shares to these directors is within the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. Compensation expense related to the Founder Shares is recognized only when the performance-based vesting condition (i.e. the consummation of the business combination) is probable of achievement under the applicable accounting literature. Stock-based compensation would be recognized at the consummation of the business combination, in an amount equal to the number of Founder Shares times the grant date fair value per share (unless subsequently modified) less the amount initially received for the transfer of the Founder Shares. As of March 31, 2024, the lock-up provisions have not been remediated and are not probable to be remediated. Any such agreements may be subject to certain conditions to closing, such as approval by the Company’s shareholders. As a result, the Company determined that, taking into account that there is a possibility that the Business Combination might not happen, no stock-based compensation expense should be recognized through March 31, 2024.
Working Capital Loans.
In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of our officers and directors may, but are not obligated to, loan us funds as may be required (“Working Capital Loans”). If we complete a Business Combination, we would repay the Working Capital Loans out of the proceeds of the Trust Account released to us. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the trust account. In the event that a Business Combination is not completed, we may use a portion of the proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the

Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post Business Combination entity at a price of $1.50 per warrant. The warrants would be identical to the private placement warrants. As of the date of this filing and March 31, 2024, there were no outstanding Working Capital Loans under this arrangement.
Administrative Services Agreement.
We agreed, commencing on the effective date of the Initial Public Offering through the earlier of the Company’s consummation of a Business Combination and its liquidation, to pay the Sponsor a total of $40,000 per month for office space, utilities and secretarial and administrative support services provided to members of the Company’s management team until the earlier of (A) the Company’s completion of the initial Business Combination or December 21, 2022 and (B) on December 21, 2022, an amount equal to $960,000, less the actual amount paid under the Administrative Services Agreement. On November 18, 2021, the Sponsor waived its right to receive any of the Company’s remaining, payment obligations under the Administrative Services Agreement.
For the three months ended March 31, 2024, the Company incurred $0 in fees for these services. For the three ended March 31, 2023, the Company incurred $0 in fees for these services, respectively, which is included in operating and formation costs on the unaudited condensed statements of operations. As of March 31, 2024 and December 31, 2023, there were $280,000 and $280,000 in fees outstanding for these services that are included in due to related party on the condensed balance sheets. Notwithstanding the foregoing, on November 18, 2021, the Sponsor permanently waived its right to receive any of the Company’s outstanding, and all of the Company’s remaining, payment obligations under the Administrative Services Agreement.
Operating and Formation Costs.
As of March 31, 2024, the Sponsor and affiliates of the Sponsor also paid operating and formation costs of $1,912,961 on behalf of the Company which are due on demand. These amounts are included in due to related party on the condensed balance sheet as of March 31, 2024. The Sponsor is not under any obligation to make additional expenditures on the Company’s behalf.
Contractual Obligations
Registration and Shareholder Rights.
The holders of founder shares, private placement warrants and warrants that may be issued upon conversion of Working Capital Loans, if any, will be entitled to registration rights (in the case of the founder shares, only after conversion of such shares into Class A ordinary shares) pursuant to a registration and shareholder rights agreement entered into during the consummation of the Initial Public Offering. These holders will be entitled to certain demand and “piggyback” registration and shareholder rights. However, the registration and shareholder rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until the termination of the applicable lock-up period for the securities to be registered. We will bear the expenses incurred in connection with the filing of any such registration statements.
Amended and Restated Registration Rights Agreement.
The Business Combination Agreement contemplates that, at or prior to the Closing, the Company, the Sponsor and certain Noventiq shareholders will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Sponsor and such Noventiq shareholders will be granted certain registration rights with respect to their respective Ordinary Shares, in each case, subject to the terms and conditions set forth in the Registration Rights Agreement.

Sponsor Support Agreement.
Concurrently with the execution of the Business Combination Agreement, the Sponsor entered into a support agreement with the Company and Noventiq (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby; (ii) not to solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with any third-party with respect to a CGAC Acquisition Proposal (as defined in the Sponsor Support Agreement); (iii) be bound by certain transfer restrictions with respect to its shares in the Company prior to the closing of the Proposed Business Combination; (iv) not to transfer any of the Restricted Securities (as defined in the Sponsor Support Agreement) from and after the Closing and until the earlier of (A) the six (6) month anniversary of the Closing Date and (B) the date following the Closing Date on which the Company completes a Liquidity Event (as defined in the Sponsor Support Agreement).
Underwriting Agreement.
The underwriter was entitled to underwriting discounts of $0.20 per unit sold in the Initial Public Offering, or $8,000,000 in the aggregate, paid upon the closing of the Initial Public Offering. An additional fee of $0.35 per unit sold in the Initial Public Offering, or $14,000,000 in the aggregate will be payable to the underwriters for deferred underwriting commissions. Effective December 20, 2022, in accordance with a fee reduction agreement, the underwriter agreed to irrevocably forfeit $10,000,000 of the aggregate $14,000,000 deferred fee that would otherwise be payable to it in cash pursuant the underwriting agreement, resulting in a reduced deferred fee of $4,000,000. The deferred underwriting commissions will become payable to the underwriters from the amounts held in the Trust Account solely in the event that we complete a Business Combination, subject to the terms of the underwriting agreement. The Company accounted for this forfeiture during the fourth calendar quarter of the year ended December 31, 2022.
As more fully described in Note 5, on June 23, 2023, the Company and the underwriter agreed to terminate the December 20, 2022 fee reduction agreement solely upon execution of a side letter. On June 23, 2023, in accordance with the duly executed side letter, the Company and the underwriter agreed that the underwriter will irrevocably forfeit $7,000,000 (instead of $10,000,000) of the aggregate $14,000,000 Original Fee that would otherwise be payable to it in cash pursuant to the Underwriting Agreement, resulting in a reduced fee of $7,000,000, which shall be payable in cash by the Company to the underwriter upon consummation of a business combination, as originally set forth in the underwriting agreement.
Critical Accounting Policies
Our management’s discussion and analysis of our financial condition and results of operations is based on our condensed financial statements, which have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The preparation of these condensed financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the condensed financial statements, and the reported amounts of income and expenses during the reported period. In accordance with GAAP, we base our estimates on historical experience and on various other assumptions that we believe are reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions.
Our significant accounting policies are fully described in Note 2 to our condensed financial statements appearing elsewhere in this Registration Statement and are fully described in Note 2 appearing elsewhere in this proxy statement/prospectus. We believe those accounting policies are critical to the process of making significant judgments and estimates in the preparation of our condensed financial statements. There have been no changes to our significant accounting policies from our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Recent Accounting Pronouncements
In June 2016, FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). ASU 2016-13 changes the way entities measure credit losses for most financial assets and certain other instruments that are not measured at fair value through net income. For emerging growth companies, the new guidance is effective for annual periods beginning after January 1, 2023. The Company adopted ASU 2016-13 as of January 1, 2023, with no impact to its condensed financial statements because the Company does not have financial assets within the scope of ASU 2016-13.
Our management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying condensed financial statements.
Off-Balance Sheet Arrangements
For the three months ended March 31, 2024, we did not have any off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K and did not have any commitments or contractual obligations.
JOBS Act
On April 5, 2012, the JOBS Act was signed into law. The JOBS Act contains provisions that, among other things, relax certain reporting requirements for qualifying public companies. We qualify as an “emerging growth company” and under the JOBS Act are allowed to comply with new or revised accounting pronouncements based on the effective date for private (not publicly traded) companies. We are electing to delay the adoption of new or revised accounting standards, and as a result, we may not comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. As such, our condensed financial statements may not be comparable to companies that comply with public company effective dates.
Additionally, we are in the process of evaluating the benefits of relying on the other reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, if, as an “emerging growth company,” we choose to rely on such exemptions we may not be required to, among other things, (i) provide an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, (ii) provide all of the compensation disclosure that may be required of non-emerging growth public companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act, (iii) comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the condensed financial statements (auditor discussion and analysis) and (iv) disclose certain executive compensation related items such as the correlation between executive compensation and performance and comparisons of the principal executive officer’s compensation to median employee compensation. These exemptions will apply for a period of five years following the completion of our Initial Public Offering or until we are no longer an “emerging growth company,” whichever is earlier.
Quantitative and Qualitative Disclosures About Market Risk
We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information otherwise required under Item 305 of Regulation S-K.

BUSINESS OF NOVENTIQ
This section sets forth certain information on Noventiq’s business and certain of Noventiq’s financial and operating information appearing elsewhere in this proxy statement/prospectus. It may not contain all the information about Noventiq that may be important to you, and we urge you to read the entire proxy statement/prospectus carefully, including the sections entitled “Risk Factors” and “Noventiq’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and Noventiq’s financial statements included elsewhere in this proxy statement/prospectus. Unless the context otherwise requires, all references in this subsection to “we,” “our,” “us,” “the Group,” “the Company” and similar terms are to Noventiq Holdings Plc before the Business Combination.
Overview
We are a leading global solutions and services provider in digital transformation and cybersecurity, headquartered in London. We enable, facilitate and accelerate the digital transformation of our customers’ businesses, connecting over 80,000 organizations across a comprehensive range of industries with more than 600 vendors and delivering our own services and proprietary solutions. With approximately 6,449 employees globally as at September 30, 2023, we transact in approximately 60 countries with significant growth potential (including in Latin America, EMEA and APAC, including India), addressing the entire range of our customers’ IT and digital needs, and are positioned at the center of the digital transformation megatrend. We believe we are differentiated by our market footprint, advanced technology capabilities and portfolio breadth, as well as by our advanced relationships with the world’s leading technology providers, starting with Microsoft.
We believe our value is three-fold. We connect the solutions and services of vendors, as technology providers, with the business requirements of customers, making sure that the right solution is deployed in the right way to solve the right problem for customers. By doing this, we create value for customers and for vendors. Furthermore, our own portfolio of methodologies, services, tools and own IP, such as our AI products, allows us to create additional value for our customers as they transform or operate in an increasingly digital economy.
We deliver solutions and services through three product lines:
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Software & Cloud (which represented 30.0% of revenue and 48.1% of gross profit for the year ended March 31, 2023, and 29.0% of revenue and 45.0% of gross profit for the six months ended September 30, 2023), comprising (i) software solutions, which incorporate traditional licensing and subscription agreements for a full range of software products, including operating systems, virtualization, cybersecurity, business productivity, creativity, education and other, from many blue-chip software vendors, such as Microsoft, Adobe, Autodesk, Check Point, Cisco, Oracle, Veritas and VMWare; and (ii) multi-cloud solutions, which incorporate a diverse portfolio of cloud computing services, including public cloud, dedicated private cloud and hybrid cloud solutions based on leading vendor technologies and services, including Microsoft Azure, Amazon Web Services (“AWS”) and Google Cloud Platform, and our own software, including Weaver, a smart assistant powered by generative AI (“Weaver”).

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Services (which represented 41.7% of revenue and 41.0% of gross profit for the year ended March 31, 2023, and 43.5% of revenue and 44.6% of gross profit for the six months ended September 30, 2023), comprising an extended suite of cybersecurity services, future workplace, IT infrastructure and multi-cloud deployment, transformation and management, digital solutions and Software Asset Management (“SAM”), as well as next generation services, such as software development and application engineering, and co-innovation with customers using artificial intelligence (“AI”), machine learning (“ML”) and other technologies.

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Hardware (which represented 28.3% of revenue and 11.0% of gross profit for the year ended March 31, 2023, and 27.5% of revenue and 10.4% of gross profit for the six months ended September 30, 2023), offering the required capabilities to provide and deploy a full range of workplace, data center and network infrastructure solutions, from innovating with the customer to supporting their technology estate, utilizing hardware offerings from leading vendors, including, among others, Apple, Cisco, Dell Technologies, Hewlett Packard Enterprise and HP Inc.

We have historically focused on and developed expertise in emerging markets in order to capitalize on their significant growth potential on the back of the accelerated digital transformation trend. In doing so, we have expanded into further markets, establishing a new presence in eight countries in the last financial year ended March 31, 2023. We also seek to expand our presence and offerings in our main markets, invest in our service capabilities and strengthen our partnerships with key vendors that support our growth strategy. Our efforts have resulted in broad based geographic growth for the year ended March 31, 2023, with double digit revenue growth in all four regions (APAC (including India), EMEA, LATAM and RoE). For the six months ended September 30, 2023, growth declined in the LATAM geographic segment mainly due to the completion of certain government contracts in the region. Growth moderated to single digits in the RoE geographic segment due to adverse macro-economic developments affecting certain countries in the geographic segment and the revenue contribution from one-off tenders in the comparative period.
With our substantial direct sales organization, Noventiq Digital Platform (“NDP”) and developing indirect sales engine, we use a spectrum of channels to cater to every type of customer and interaction. Our platform offers managed services and subscription management solutions that automate and simplify customer engagement, administration and management while enhancing customer experience, visibility and control. NDP is a proprietary and differentiating platform consisting of (i) ActivePlatform (subscription management), (ii) a cloud management platform (“CMP”) that provides cloud asset management and managed services and (iii) our e-commerce store. We are well positioned to further capitalize on the changing business-to-business (“B2B”) procurement approaches by customers, the growing vendor landscape, the increasing importance of the multi-cloud approach and the subscription licensing model.
We benefit from strong relationships with our vendors. Microsoft is our most notable vendor, with whom we have collaborated for over 25 years. Microsoft is a strategic technology vendor in digital transformation for the vast majority of organizations, and it delivers the technology that underpins most modern enterprises’ digital architecture. Because of our advanced relationship with Microsoft, we receive a number of benefits, including (but not limited to) dedicated staff, investment in marketing and go-to-market strategy, access to multi-year structured growth programs and access to certain information ahead of other partners. In return, Microsoft benefits from our experience in delivering and properly deploying its products to a broad customer base. For the year ended March 31, 2023 and the six months ended September 30, 2023, gross profit from sales of Microsoft products constituted 33.8% and 36.3% of our total gross profit, respectively.
We also maintain robust relationships with other key vendors, including Adobe, Apple, AWS, Cisco, Dell Technologies, Google, Hewlett Packard Enterprise, HP, IBM, Oracle and a range of cybersecurity technology providers. These relationships often span decades and multiple geographies. We offer our vendors value by delivering their solutions to the market, leveraging our technical knowledge, cultivating strong customer relationships and achieving shared growth. We have obtained an advanced partner status with many of our key vendors. By matching vendors’ capabilities with our services in an efficient way, we create, deliver, continuously develop, manage and secure the entire digital infrastructure required for our customers’ digital transformation.
We have a long-standing track record of double-digit organic growth, supplemented by strategic acquisitions focused on expansion of our market reach and sales channels, portfolio and capabilities. From the year ended March 31, 2022 to the year ended March 31, 2023, we delivered 62.2% growth in revenue on a reporting currency basis and 70.7% growth in revenue on a constant currency basis, outperforming the market over the same period. Additionally, our revenue has increased on a reporting currency basis and a constant currency basis by 36.4% and 41.4%, respectively, in the six months ended September 30, 2023 compared to the six months ended September 30, 2022. Our gross profit has also grown at 50.9% and 60.6% on a reporting currency basis and constant currency basis, respectively, from the year ended March 31, 2022 to the year ended March 31, 2023 and by 25.3% and 32.6% on a reporting currency basis and constant currency basis, respectively, in the six months ended September 30, 2023, compared to the six months ended September 30, 2022. Our share of recurring revenue was 19.1% of our total revenue for the year ended March 31, 2023, and 19.6% of our total revenue for the six months ended September 30, 2023. While recurring revenue increased by 20.5% for the year ended March 31, 2023, its share as a percentage of total revenue decreased compared to the year ended March 31, 2022 due to the impact of increased Hardware and Services revenue from companies acquired in year ended March 31, 2023 in the amount of $85.9 million, or 55.8% of total revenue growth, the impact of full year contribution of companies acquired in the year ended March 31, 2022 to Hardware and Service revenue amounting to $37.9 million, or 24.6% of total revenue growth, and organic Hardware and Services growth amounting to $34.3 million, or 22.3% of total revenue growth, which impacted the mix of business lines within total revenue. We therefore believe that we are well positioned to further scale our business going forward through market penetration, product portfolio and sales channel expansion.
For the years ended March 31, 2022 and 2023, our revenue was $248 million and $402 million, respectively; our gross profit was $117 million and $176 million, respectively; and our Adjusted EBITDA (excluding share based compensation) was $35 million and $30 million, respectively. For the six months ended September 30, 2022 and 2023, our revenue was $161 million and $220 million, respectively; our gross profit was $75 million and $94 million, respectively; and our Adjusted EBITDA (excluding share based compensation) was $5 million and $14 million, respectively.
History and Development
We were founded in 1993 by Mr. Igor Borovikov. Since our inception, we have grown from a local software reseller with only 10 employees to a global IT solutions and services provider with approximately 6,449 employees as of September 30, 2023.
During our initial history, we demonstrated an ability to identify new business areas, consistently develop them and make them an inseparable part of the main business. Over our first 20 years of growth and investment, we obtained and built intellectual, reputational and human capital as well as the execution capability for the next phase of growth.
In order to drive further growth, we attracted equity capital from Da Vinci Capital in 2016 and from Zubr Capital in 2017. During the period of transformative growth that followed, we continued to expand our international management team and, in 2020, established our global headquarters in London, United Kingdom. In October 2021, the Company was listed on the main market of the London Stock Exchange (“LSE”) in an initial public offering that raised gross proceeds of approximately $400 million.
The foundation of our growth in recent years has been our three-dimensional strategy, which includes market penetration, product portfolio and sales channel expansion. This strategy is supported by M&A activity as we benefit from ongoing consolidation in the sector.
On October 7, 2022, we announced the sale of our Russian business to our founder, Mr. Igor Borovikov (the “Separation”). The Separation followed a review we initiated in May 2022 to adjust our assets and ownership structure in order to optimize value for all of our stakeholders. The review was initiated on the basis that our Russian and non-Russian businesses increasingly differed in their operations, priorities and go-to-market strategies. Geopolitical events in early 2022 led to major changes in the Russian technology market. Following the Russian invasion of Ukraine in February 2022, international vendors abruptly stopped their local operations, effectively changing the landscape of available technologies. Operational issues, including difficulties executing international payments and newly introduced regulations, also meant we faced a very different business climate in Russia. From a shareholder’s perspective, these geopolitical events also led to, amongst other things, a disconnect between the LSE and MoEX, which made trading GDRs more difficult. This resulted in a collapse in liquidity of the GDRs and, given that there were no trading volumes, it was not possible for investors to accurately determine the value of the Group. We believe that the differences between the Russian technology market and the international technology market, outside Russia, will remain for the foreseeable future. As a result of the strategic review, our Board of Directors resolved to separate the Russian businesses from the Group, and the Separation was completed on October 20, 2022. Following the completion of the Separation, “Softline Russia” is now a wholly separate and independent business to us. At the end of April 2023, Mr. Igor Borovikov sold this business to a third party.
Following the completion of the Separation, we began operating under the brand name of “Noventiq” in October 2022. The name represents our values, with “NOV” standing for our appreciation for innovation, “EN” representing our entrepreneurial spirit and energy, “T” referring to our technological expertise and teamwork, and “IQ” standing for intelligence and quality. Noventiq also comes with a new motto: “Global expertise, local outcomes”, which embodies our success in, and goals of, constantly gaining expertise and operating as a global player while also consistently providing tailored local services and solutions to our customers.
In February 2023, we changed our company name to “Noventiq Holdings plc” and, in July 2023, we redomiciled from Cyprus to the Cayman Islands following a longer-term review of options designed to deliver greater value and liquidity to securityholders.
In May 2023, we announced our intention to list on Nasdaq through a Business Combination with CGAC. For more information on the Business Combination, see “Proposal No. 1 — The Business Combination Proposal”. In June 2023, we announced our intention to delist from the LSE and MoEX as part of the conditions of the Business Combination. The LSE delisting was effective on July 26, 2023 and the MoEX delisting was effective on September 27, 2023.
Key Strengths
We believe that we benefit from the following strengths, which have contributed to our success historically and are expected to continue to support our competitive position and business going forward.
1)
We are a leading facilitator of digital transformation and cybersecurity

Digital transformation is a global secular trend, driven by the increasing importance of adopting digital technologies across all industries and across all operational activities. The global investment in digital transformation is expected to grow to approximately $3.6 trillion in 2025 from $2.0 trillion in 2021 at a CAGR of 15% (Source: AMR International).
Many organizations are challenged with inadequate digital skills and increased complexity as they need to navigate the growing vendor landscape, different approaches to digital transformation, growth of data and management of cybersecurity. Vendors are also facing challenges relating to digital transformation, as they encounter the changing expectations of customers, including with respect to their approach to buying and their preferred engagement models, as well as an always changing, and challenging, compliance environment.
To resolve those challenges, customers and vendors turn to sophisticated solution providers like us. We partner with key global vendors, using their technology and our own solutions and services to build, implement and operate the best solutions for our customers and to defend them against cyber threats. This gives us the ability to establish long-term relationships with customers, supporting our recurring revenue.
As a result, we have significant technological knowledge and capabilities, from working closely with our vendors, from our organic investments in our portfolio and own IP, with a range of services geared to changing customer demands, and from our acquisitions which will allow us to further expand our technological capabilities. In addition, our skilled workforce of approximately 940 sales and marketing specialists and approximately 4,500 services specialists (including engineers, developers and other IT specialists) help us deliver the required transformation for customers and protect customers in an increasingly digital world.
2)
We address higher-growth emerging markets, with a focus on the most attractive segments

Growing and attractive addressable market by product segment
Growth in our product areas (Software & Cloud, Services and Hardware) across our addressable emerging markets, consisting of emerging APAC (including India), LATAM (including Brazil), RoE and emerging EMEA (the “AEMs”) is expected to be greater than the global rate from 2021 to 2025 (Source: AMR International).
Software & Cloud
According to AMR International, Software spending in the AEMs was estimated to be $73 billion in 2021 and is forecasted to reach $105 billion in 2025 (growing at a CAGR of 10%), predominantly driven by:
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digital advancement of businesses and public sector organizations, which will place increased emphasis on data management solutions, enterprise software and other systems as emerging and other markets wrestle with the enhanced technology needs associated with an increasingly digital economy;

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increased use of cloud and further enablement of innovation and agility, which will help drive further workload transitions, application development, modernization and advanced data and information management in connection with user, data, security and data compliance requirements; and

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further growth opportunities in applications of AI on cloud and on-premises as organizations seek further efficiencies enabled by recent advances in AI.

Services
According to AMR International, Services spending in the AEMs was estimated to be $102 billion in 2021 and is forecasted to grow to $153 billion in 2025 (growing at a CAGR of 11%), predominantly driven by:
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increasing complexity of solutions required to update and support legacy IT systems and support digitalization efforts. Project-oriented services, such as systems implementation and custom application development, in addition to managed services, are expected to be the cornerstone of this trend;

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increasing complexity arising from the management of multiple clouds and hybrid technology estates in addition to software and other IT assets, data and information;

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higher governmental and enterprise attention towards risks posed by weak cybersecurity infrastructure, supporting the demand for managed security services;

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changes in business models and processes in recent years, driven by COVID-19, resulting in increased demand for external IT services, which offset any decline in spend from lower budgets; and

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increased use of AI, which is expected to contribute to growth in overall Services, especially those related to data and information.

Hardware
According to AMR International, Hardware spending in the AEMs was estimated to be $161 billion in 2021 and is forecasted to reach $191 billion in 2025 (growing at a CAGR of 4%), predominately driven by:
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increased spend towards infrastructure, wireless network equipment and servers as countries accelerate their digital transformation efforts; and

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further increases in data volumes accumulated and processed by enterprises and public sector organizations, the democratization of high-performance computing for AI and other workloads and delayed demand for modernized technology solutions.

Growing and attractive addressable market by region
According to AMR International, our addressable market was estimated to be $355 billion in 2021, which mainly comprised emerging EMEA ($129 billion), emerging APAC ($128 billion) and LATAM ($93 billion), with the remainder represented by RoE ($4 billion) (Source: AMR International). The AEMs are currently at the developing stage and are expected to enter “acceleration”, translating to strong long-term growth driven by similar forces as elsewhere in the world.
AMR International forecasts the AEMs will reach $497 billion by 2025, growing at a CAGR of approximately 9% (Source: AMR International).
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Emerging APAC (including India):   The emerging APAC addressable market was estimated to be $128 billion (of which India represented $53 billion) in 2021 and is forecasted to reach $186 billion by 2025 (growing at a CAGR of 10%, with India growing at 11%) (Source: AMR International).

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LATAM (including Brazil):   The LATAM addressable market was estimated to be $93 billion (of which Brazil represented $35 billion) in 2021 and is forecasted to reach $128 billion by 2025 (growing at a CAGR of 8%, with Brazil growing at 10%) (Source: AMR International).

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RoE:   The RoE addressable market is at the similar level of development to LATAM, estimated to be $4.3 billion in 2021 and forecasted to reach $5.9 billion by 2025 (growing at a CAGR of 8%) (Source: AMR International).

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Emerging EMEA:   The emerging EMEA addressable market can be split into three broad regions, from most to least developed: the Middle East, the Balkans and Africa. The emerging EMEA addressable market was estimated to be $129 billion in 2021 and is forecasted to reach $177 billion by 2025 (growing at a CAGR of 8%) (Source: AMR International).

Compared to global IT companies like Noventiq, general purpose enterprise and public sector organizations, as well as smaller local IT players, in any part of the world are expected to struggle to find, pay for and retain talent with the right IT and digital transformation skills. This is expected to lead to further demand for on-going and managed IT, project and professional services (such as systems implementation, integration services, cybersecurity, IT asset consulting and application development) provided by larger external providers and support spend on our services.
3)
We actively bring together vendors and customers worldwide, delivering a broad range of products and solutions

We believe our business benefits from our combination of scale, capabilities and offerings. We actively connect technology providers (vendors) with organizations (customers), providing a comprehensive suite of expertise, products and services to customers worldwide, including from our vendors and our proprietary IP. Our platform is based on the following pillars.
Global footprint with market expansion focus
We are a truly multinational business, with a presence in almost 60 countries spread across five continents. Our broad geographic footprint allows us to utilize and share the knowledge and global expertise of our international team across different geographies, delivering tailored local services and solutions for our customers. We benefit from our multinational presence, particularly in emerging markets that have provided access to a vast pool of talent at lower cost.
Given the growing demand for digital transformation and an overall shortage of talent specializing in most modern and sophisticated technologies, we believe that our access to skilled talent in multiple markets across the world differentiates us from local players and gives us a strong competitive advantage. Our approximately 6,449 talented and skilled international full-time employees (“FTE”) as of September 30, 2023 continuously engage with customers in multiple languages while our business infrastructure includes 11 delivery centers in different parts of the world, including our global delivery center (“GDC”) located in India. Our international scope also provides us with increased access to vendors’ programs, related technical and business information and often better commercial conditions as compared to many local competitors. This global business approach facilitates further market expansion and supports our growth prospects.
Breadth and depth of vendor relationships, starting with a strong relationship with Microsoft
Since our inception, we have prioritized building strong partnerships. Currently, we deliver technology from over 600 vendors worldwide and offer a clear value proposition for them: international scale and the ability to grow their business and transact in almost 60 countries across emerging markets, significant product reach and adoption across over 80,000 organizations, a comprehensive services portfolio, last mile delivery capabilities and 24/7 technical support in multiple languages, as well as a commitment to compliance and ethical business practices. This is appreciated by our vendors, who seek a compliant and energetic partner in high growth markets.
Microsoft is our most notable vendor, with whom we have collaborated for over 25 years. Microsoft is a strategic technology vendor in digital transformation for the vast majority of organizations, and it delivers the technology that underpins most modern enterprises’ digital architecture. We have a long-standing partnership with Microsoft as one of several LSPs with a global presence. This relationship accounted for 33.8% and 36.3% of our gross profit for the year ended March 31, 2023 and the six months ended September 30, 2023, respectively. This relationship enables us to sell Microsoft’s most complex solutions to organizations under enterprise agreements, access Microsoft’s special growth programs, gain better insight into its business and technology plans, and receive additional financial incentives. We are also a Microsoft CSP in almost every country in which we transact, which means that we can also address the remainder of the market that purchases under a CSP rather than an enterprise agreement.

Microsoft, in turn, relies on us to solution, sell, bill, collect, deliver and support solutions that meet customers’ needs and to help them use more of Microsoft’s technologies in a compliant manner. We provide these services for Microsoft, including sales, payments, solutions, post-sales technical support and further development of the stack and consumption, in high-growth, complex, attractive markets.
Microsoft, the first-choice digital transformation vendor, serves as a key entry point for us to target markets and customers and allows us to provide an increasing number of customers a broad range of products and services on top of Microsoft’s on-premises, SaaS and cloud offerings.
Covering the entire range of customers’ IT needs
We serve a large and diversified customer base with no reliance on any particular industry or customer. End customers are seeking partners who can engage with them throughout their continuous digital transformation journey and cover the entire range of their IT needs. Being in the center of the digital transformation, we are well placed to address such customers’ requirements. We deliver a full portfolio of solutions and services and offer broad geographical coverage. Furthermore, our own IP comprises specific products together with foundational platforms that underpin our core offerings in AI, SaaS and cloud services. For a further discussion of our own IP products, see “Intellectual Property” below.
Modern enterprises are increasingly relying on custom-developed applications running on-premises or in the cloud. Our capabilities in application engineering and software development allow us to help organizations transform their ways of operating and secure their competitive advantages through proprietary software solutions.
We have consistently invested in our services capability. Our Services product line constituted 41.7% of our revenue and 41.0% of our gross profit for the year ended March 31, 2023, and 43.5% of our revenue and 44.6% of our gross profit for the six months ended September 30, 2023. We have multi-cloud capabilities, which include the delivery of managed cloud services associated with AWS as an AWS Premier Consulting Partner and MSP, with Microsoft Azure as an Expert MSP and with Google Cloud Platform as a Premier Partner. With our professional services, we help organizations move existing workloads to the cloud, re-engineer applications, build cloud native applications and reengineer how they handle data and information in an age of AI. These multi-cloud capabilities complement our historic capabilities related to infrastructure, enabling us to build truly hybrid architecture for our customers.
SAM and IT asset management (“ITAM”) services more broadly are critical for customers to ensure licensing compliance and the optimization of their software estate to reduce overall costs. Additionally, delivering these services allow us to have an ongoing view into the IT estate of our customers and offer other solutions from our portfolio, including ServiceNow, Snow and Flexera in certain regions.
Cybersecurity is another major concern at the board level of any organization today. Our extensive portfolio of solutions from blue-chip security vendors (including such as Microsoft, AWS, Cloudfare, Check Point, ForcePoint, Fortinet, Palo Alto Networks and Zscaler), coupled with our own capabilities, enables us to cater to a wide range of the cybersecurity requirements of our customers.
We address the new and evolving needs of our customers by investing in next-generation services and solutions that offer vertical use cases, data management from edge to core to cloud, deeper information insights and more automation across various parts of the enterprise, from the back-office and factory floor to the front-office and C-suite. For example, we have invested in AI technology, developing our own solutions and services and acquiring Intellya’s Weaver AI, which brings generative AI into the enterprise environment in various industries, starting with financial services. We have also enhanced our offerings for the financial sector, including next-generation banking with Fintense, a digital banking platform that helps banks become digital leaders quickly.
4)
We are well-positioned to benefit from key trends including the accelerated adoption of multi-cloud, software, data and applications, digital modernization and AI

We believe that modern organizations will continue to increase their reliance on cloud computing and associated services as the foundation for their digital transformation. We also believe that the majority of organizations will utilize multiple public clouds in addition to some private installations. Flexera estimates that 87% of organizations will use multiple clouds. They also observe that hybrid cloud usage decreased from 80% in 2022 to 72% in 2023 as a result of an increase in public cloud-only usage.
Accordingly, we have consistently invested in our multi-cloud expertise, including acquisitions in India. Our market leadership in the markets in which we operate comes from (i) our advanced partner statuses with vendors, (ii) the range of formal capabilities we offer customers for different public clouds, and (iii) our methodologies and experience with a variety of cloud projects.
We have also observed an increase in the number of software products that are acquired and deployed by organizations, including in sectors which were not historically considered high-tech. For example, even a small restaurant requires four or five pieces of software to run today, including an accounting system, an HR and personnel management system, a booking system, office applications and a web presence. This complexity grows significantly with respect to larger organizations.
Facilitating software procurement and deployment, together with subsequent software asset management, has been our focus since our foundation. Our expertise in this area was demonstrated by Gartner, who included us in their “Magic Quadrant” as “Visionary” for Software Asset Management Services in 2022.
In addition to multi-cloud and software, we see a significant opportunity associated with the accelerated adoption of AI, extending across our product lines. Recent investments in AI by our technology partners and other technology players, like Meta, have led to the relatively new phenomenon of generative AI, which is expected to have significant impact on the nature of work. We believe the ultimate digital transformation will be the introduction of AI facilitating human employees in as many parts of an organization’s operations as possible.
As a partner of Microsoft, AWS and Google, we believe we are poised to benefit from the expected incremental spending on relevant products, like the upcoming Microsoft 365 Copilot and the AI-powered Google Workspace with Duet AI. Depending on the pricing and licensing terms offered by Microsoft and Google, we anticipate increasing interest from customers in higher-tier office suite licensing, which should include these advanced AI features. We are also working to complement these offerings with our services to further structure and present enterprise information to the underlying large language models (“LLMs”) to improve the contextualization of generated content.
We had predicted the overall trend in generative AI and invested in our own enterprise class smart assistants and AI engines based on LLMs (see “Intellectual Property” below). Unlike, for example, generic engines like ChatGPT, Weaver AI can be integrated into the enterprise information system and provide answers to questions that remove the so-called “hallucination” effect, for example by giving a precise bank account statement. We have already deployed such AI assistants in the regulated financial services industry and in a telecom customer service environment, and we are working on expanding this offering elsewhere globally and in other industries.
Generally, we believe that there will be growing interest in AI catalyzed by the adoption of generative AI and increasing pressure on organizations to demonstrate return on information, meaning positive outcomes in return for the cost of gathering, storing and processing information. We believe this creates an opportunity for us to capitalize on our close partnerships with the top relevant vendors, our own IP, our relationships with certain key hardware vendors and our growing range of services.
5)
We are a consolidator with a track record of successful M&A activity which has augmented and accelerated our organic growth

We pursue M&A opportunities to augment and accelerate organic growth, targeting IT solution providers to expand our portfolio and resellers to extend our geographic and in-market reach and sales channels. We operate in a consolidating sector, where many local players are struggling to stay competitive in an increasingly complex industry that requires global scope of business, which allows for attractive valuations.
Our multi-faceted approach to M&A and ongoing market consolidation empower our acquisition targets with a highly value-accretive “platform” effect. This allows substantial up-sell opportunities from replicating and scaling newly acquired expertise across our international footprint and cross-sell opportunities from taking our broad range of offerings to newly acquired customers. At the same time, we are improving our strategic vendor positioning and global competitiveness.
To deliver on these opportunities, we seek to transform resellers or niche service providers with relatively limited portfolios and homogenous customer bases that we acquire into well-diversified and modern IT solution providers. Our integration and transformation onboarding process involves sharing best practices in business management and compliance, investing in up-skilling and recruitment, sales, marketing and research and development (“R&D”) empowerment, and integrating back-office operations into our multinational operating model, while also allowing them to retain their prior vision and entrepreneurial spirit. We aim to retain the customers and talent we gain through acquisitions and to provide our acquired talent with growth opportunities.
Our M&A activities have significantly enhanced our multinational footprint and scale, enabling expansion in (among others):
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the Middle East and Africa through the acquisitions of Digitech for Information Technology J.S.C. (“Digitech”) in 2021 (Egypt), Makronet Bilgi Teknolojileri Sanayi Ve Ticaret Anonim Sirketi (“Makronet”) in 2022 (Turkey) and three Seven Seas companies (together, “Seven Seas Technology”) in 2023 (the UAE);

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Central and Eastern Europe through the acquisitions of SIA Squalio Group (“Squalio”) in 2021 and New Frontier Holding GmbH (“Saga Group”) in 2023; and

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India through the acquisitions of Embee Software Private Limited (“Embee”) in 2020 and Umbrella Infocare Private Limited (“Umbrella Infocare”), Value Point Systems Private Limited (Bangalore, India), Value Point Techsol Private Limited (Bangalore, India), Value Point Systems Inc (USA) and Value Point Systems Pte. Limited (Singapore) (together, “Value Point Systems”) and G7 CR Technologies India Pvt Ltd (Bangalore, India) and G7 CR Technologies MEA LLC (Dubai, UAE) (together, “G7 CR Technologies”) in 2022.

Our M&A activities have also increased our vendor and service portfolio, with additions in:
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application engineering and software development through the acquisitions of Belitsoft International JLLC (“Belitsoft”) in 2021 and LLC alabs.team (“Alabs”), LLC MBicycle (registered in Belarus) and MBicycle LLP (registered in Kazakhstan) (together, “MBicycle”) in 2022;

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business consulting and SAM services through the acquisition of German-headquartered Softline AG (“Softline AG”) in 2020;

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advanced expertise in AWS with the acquisition of Umbrella Infocare, an AWS Premier Consulting Partner in India;

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financial technology and CRM capability through the acquisition of SCGroup Investments Limited (“SoftClub”) in 2022;

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generative AI and other capabilities through the acquisition of Saga Group; and

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cybersecurity capabilities through the acquisitions of Value Point Systems in 2022 and LLC Pacifica (“Pacifica”) in May 2023.

In addition, M&A activities have introduced new products for cross- and up-sell, including:
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MyAdmin (through the acquisition of Makronet), which further enhances customer experience by offering a fully digital relationship for cloud and related services with digital push marketing capabilities;

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Weaver (through the acquisition of Saga Group), which enables our customers to deploy spontaneous customer support through a highly personalized, multilingual support intelligent agent;

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Fintense (through the acquisition of Saga Group), which aims to meet the new consumer demands and expectations of digital banking enabling traditional banks to become digital players;

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Selecta (through the acquisition of Saga Group), an AI-driven CRM software and ecosystem that aims to help both companies and their consumers get the most from their journey together by shifting to a data-driven way of doing business.

The companies we acquired served more than 8,000 organizations in the six months ended September 30, 2023.
6)
We are a people-first organization, with an inclusive culture, industry-leading talent and exceptional local access

Our multinational team is at the core of our business as we are committed to trust-based, honest and respectful partnership with our talented employees. Our historical success and international scale were made possible by our large, highly qualified and diverse workforce, comprising approximately 6,400 professionals from over 50 countries.
We consider people to be our greatest asset, with sales and services in our DNA. We believe that our commitment to employees’ professional development, the results-driven, rewarding and transparent compensation structure, training programs and opportunities to participate in diverse and international projects incentivize and retain our employees, driving operational efficiency and productivity gains. As of September 30, 2023, approximately 85.2% of our workforce is in customer facing roles, as approximately 14.6% of our full-time equivalent employees (“FTEs”) are highly motivated sales and marketing specialists (approximately 942 employees) and approximately 70.6% are engineers, developers and other IT specialists (approximately 4,553 employees). This team composition reflects our results-oriented culture allowing us to grow business and improve our profitability.
Using modern HR practices and tools, we proactively seek and hire the best talent in the emerging markets in which we operate, consistently working to develop and improve the skills of our existing employees and continuously laboring to efficiently motivate and retain employees. The level of commitment to the organization at the individual level is demonstrated by high employee engagement, supported by an Employee Engagement Index of 76% for the year ended March 31, 2023, measuring the overall engagement of the Group’s workforce using regular surveys.
7)
We have expanded our recurring revenue, with a history of profitable growth

We have an attractive financial profile based on a proven business model that has delivered strong revenue growth and margin expansion with a strong recurring revenue base, underpinned by scalable operations. We maintain a lean group structure with empowered local subsidiaries supported by extensive regional and global service delivery capabilities. This model is both local and global. It enables customer focus and intimacy but is based on a unified approach.
History of profitable growth with a strong track record of revenue growth and growing recurring revenue base
We have a track record of rapid, profitable growth in the markets in which we operate. From the year ended March 31, 2022 to the year ended March 31, 2023, we delivered a 62.2% growth in revenue. Additionally, in the six months ended September 30, 2023, we had a 36.4% growth in revenue. This demonstrates our capability to continue to scale our business through geographical and market, portfolio and sales channel expansion. We have focused on expanding our recurring revenue generated by subscription and cloud resale while retaining our solid growth trajectory. For the year ended March 31, 2022, recurring revenue accounted for 25.7% of our total revenue, and over the following year, while continuing to grow total revenue, the share of recurring revenue changed to 19.1% for the year ended March 31, 2023, and to 19.6% for the six months ended September 30, 2023, further supporting our strategy aimed at sustainable and profitable growth. While recurring revenue increased by 20.5% for the year ended March 31, 2023, its share as a percentage of total revenue decreased compared to the year ended March 31, 2022 due to the impact of increased Hardware and Services revenue from companies acquired in the year ended March 31, 2023 in the amount of $85.9 million, or 55.8% of total revenue growth, the impact of the full year contribution of companies acquired in the year ended March 31, 2022 to Hardware and Service revenue amounting to $37.9 million, or 24.6% of total revenue growth, and organic Hardware and Services growth amounting to $34.3 million, or 22.3% of total revenue growth, which impacted the mix of business lines within total revenue.

As demand for subscription-based use of software and cloud services continue to increase globally, we see further potential for growth in the share of recurring revenue.
Diversified business
Our business is well diversified in terms of our customer base, vendor base, geographical presence and product portfolio. We serve a broad range of customers, from large enterprises to home offices, through multiple sales channels, which enables us to understand our customers’ digital transformation needs.
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Customer base:   We transacted with over 80,000 organizations as at September 30, 2023, with no reliance on a particular sector, vertical or customer.

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Vendor base:   We had a diversified vendor mix, with only Microsoft, the leading enterprise IT vendor, accounting for a significant percentage of our revenue for the year ended March 31, 2023 and the six months ended September 30, 2023 (15.2% and 15.5%, respectively), with our other product vendors together accounting for almost 43.1% and 41.0% of revenue, respectively, and services business accounting for almost 41.7% and 43.5% of revenue, respectively.

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Geographical presence:   We transact in approximately 60 countries. For the year ended March 31, 2023 and the six months ended September 30, 2023, APAC accounted for 26.0% and 30.2% of our revenue, respectively, LATAM accounted for 7.8% and 5.7% of our revenue, respectively, RoE accounted for 32.4% and 27.2% of our revenue, respectively, and EMEA accounted for 34.4% and 36.6% of our revenue, respectively.

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Portfolio:   We offer a comprehensive services portfolio, with next generation capabilities and proprietary IP, including cybersecurity, future workplace, hybrid multi-cloud and on-premises infrastructure, digital solutions, multi-cloud services, integrated projects and business solutions, AI and data, software engineering and other custom services.

Optimized and scalable operating model
We have purposely built an operating model designed to promote global practices, access to talent and tools while maintaining local autonomy and entrepreneurial spirit. We also employ a combined delivery model, with GDCs in India, regional delivery centers in India and Argentina and a security operations center (“SOC”) in India, which dovetail with our regional delivery capabilities to enable cost-efficient support and utilization of expert resources.
We constantly look for ways to improve our execution capability by further automating and enhancing our internal systems and processes. The ongoing enhancement of the enterprise resources planning (“ERP”) system for our core business and its expansion to our acquired companies and the implementation of an integrated marketing and CRM system are expected to further boost our efficiency and the standardization of our sales and operational models across the world, as well as facilitate close relationships with customers.
For a further discussion of our operating model and the benefits of our local, regional and global approach, see “Operating Model” below.
Growth Strategy
Continuing and enhancing our proven three-dimensional growth strategy to strengthen market leadership and accelerate growth in key business segments
Our strategy aims to take advantage of underlying industry trends and is focused on three dimensions — market, portfolio and sales channel expansion through both organic means and M&A activity:
1) Market expansion
Emerging markets focus
Over the years, we have extended our operations into new regions and countries to benefit from attractive growth profiles in emerging markets, strengthen our position with global vendors and gain scale benefits. Our global presence reached 36 countries in EMEA, 12 in the Americas and 9 in APAC in the year ended March 31, 2023.
We have also pursued expansion in our existing markets by hiring additional personnel to widen our sales and support capabilities and by acquiring local companies. For example, we made several acquisitions in India. See “Key Strengths — We are a consolidator with a track record of successful M&A activity which has augmented and accelerated our organic growth” above. We intend to further deepen our presence in the regions in which we currently operate, including in the APAC region, which is key to the global strategy of our wider business. Our existing global footprint exhibits clear growth opportunities; for example, India is forecasted in Gartner® research (Gartner Market Databook, 3Q23 Update, September 28, 2023) to be the fifth fastest growing market in the world for IT spend in constant currency.
Our partnership with Microsoft remains a significant growth driver for our targeted global expansion, enabling us to acquire customers in our markets more easily and to increase our market share faster. We believe that we will continue to benefit from the combination of Microsoft’s power in enterprise IT and our selling and servicing capabilities and relationships with other vendors.
Additionally, we believe we are better positioned in the markets in which we operate than purely local players, allowing us to capture greater market share. We have similar knowledge of local markets, but we generally benefit from more effective relationships with vendors, the ability to better utilize talent across the globe, and the ability to amortize platform and system enablement investments.
Opportunity in India
We are focused, in particular, on the Indian technology market, which is currently the largest market in which we operate at scale, with the addressable market forecasted to grow to $81 billion by 2025 (Source:  AMR International). In particular, the total public cloud market in India is forecasted to grow at a CAGR of 17.8% from 2023 to 2028, faster than the world’s average (12.3%) and the public cloud market in the United States (10.3%) (Source: Statista). The markets for AI and cybersecurity in India are also forecasted by Statista to grow at a faster rate than both the world average and the United States.
We entered the Indian market in 2014 and grew organically until early 2021, when we made our first local acquisition, Embee. Since then, we have continued our joint growth and further supplemented our Indian footprint with the recent acquisition of another Microsoft player, G7 CR Technologies. According to AMR International, we are the largest Microsoft solutions player in India. Our customer billings in relation to Microsoft products and solutions in India was $535 million in the year ended March 31, 2023, having grown by a CAGR of 45% from the year ended March 31, 2021. In addition, with the acquisitions of Umbrella Infocare and Value Point Systems, we strengthened our portfolio to capture growth opportunities in India in multi- and hybrid-cloud and cybersecurity.
We define our local strategy as “Investing in India for India”. We believe India’s own vibrant and dynamic technology market is currently underserved, which is why our organic presence and acquisitions are aimed at (i) covering India geographically and (ii) obtaining the right technological portfolio that is in demand from the growing economy sectors. Our revenue in India was approximately $90 million for the year ended March 31, 2023, having grown by a CAGR of 124% from the year ended March 31, 2021. We locally employed approximately 2,600 talented specialists as at March 31, 2023.
We also believe that India offers a significant the talent opportunity, with a strong supply of talent in the technology, media and telecommunication industries, including STEM graduates. Remote work and cloud technologies now also make it possible to engage with customers globally remotely. With these factors in mind, we have been developing our services delivery capability from India, including establishing our main GDC in India, as well as capacity for managed cybersecurity services.
Opportunity for selective expansion into developed markets
We will selectively consider opportunities for further expansion in developed markets where we are already present. We believe that, over time, we can grow our market share in these competitive markets by leveraging the high quality of our services and solutions supported by our access to cost-efficient and highly skilled talent. We believe that expansion in these regions will strengthen our strategic positioning in terms of global brand and relationships with global vendors.
2) Portfolio expansion
We have expanded our portfolio in line with the evolution of the industry, as the vendor landscape changed and customers’ needs transformed. We have anticipated evolving customer demand for more complex and comprehensive solutions, including not only software but also cloud, hardware and services. Capitalizing on this opportunity, we have expanded our portfolio, with a focus on next generation products and services. We have also fueled organic development of new capabilities with targeted acquisitions in the areas of application development and engineering, cybersecurity, IT asset management, enterprise systems and AI.
We plan to expand our portfolio of products and services to further enhance our ability to comprehensively serve customers on their digital transformation journey and digital operations. We plan to strategically focus on digital transformation solutions and services which are critical for customers, such as:
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cloud, including multi-cloud solutions, FinOps, as-a-Service offerings and workplace collaboration;

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cybersecurity, including infrastructure protection, antifraud and industrial security; and

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next generation services, including generative AI and classification AI, RPA, DevOps, “big data” and information management.

As customers increasingly require multi-cloud support, we intend to further develop our comprehensive portfolio, together with our proprietary intellectual property in platforms and other related solutions. We intend to continue to strengthen our ability to serve the entire cycle of customers’ software subscription and multi-cloud consumption, from procurement to management and operation. We expect that our platforms within NDP will remain the primary tool available to customers to effectively achieve cloud-enabled IT outcomes.
We have grown the share of our Services product line as a percentage of gross profit from 33.7% for the year ended March 31, 2022 to 41.0% for the year ended March 31, 2023, and to 44.6% for the six months ended September 30, 2023. With healthy Services gross profit margins of 43.1% and 43.7% for the year ended March 31, 2023 and the six months ended September 30, 2023, respectively, and with concerted efforts to grow the Services business line both in our current markets and in more developed markets, we aim to drive further increases in gross profit margin.
We believe the accelerated adoption of AI is a particularly important opportunity for us, which is pertinent to all three of our product lines. The recent investments in AI by our technology partners and other technology players, such as Meta, have led to the introduction of “generative AI”, which is expected to have significant impact on the nature of work and, by extension, on organizations’ digital transformation needs.
As a partner of Microsoft, AWS and Google, we believe we are well placed to benefit from any incremental spending on relevant products, such as the upcoming Microsoft 365 Copilot and AI-powered Google Workspace with Duet AI. Depending on the pricing and licensing arrangements with Microsoft and Google, we anticipate growing interest from customers for higher-tier office suite licensing that includes these advanced AI features. We are also working to complement these offerings with our own higher-margin services to further structure and present enterprise information to the underlying large language models to improve the contextualization of generated content and therefore deliver more value to our customers, driving an increase in overall gross margin.
We had predicted the overall generative AI trend and invested in our own smart assistants and AI engines based on large language models. See “Intellectual Property” below for further detail on these products. While we have initially deployed these technologies for the regulated financial services industry and for telecoms customer service capabilities, we aim to expand these offerings globally and in other industries. Additionally, with the acquisition of Umbrella Infocare, we acquired an award-winning data practice that will serve as the basis for our global capability going forward.

Generally, we believe that there will be growing interest in overall AI catalyzed by generative AI and more pressure for organizations to demonstrate return on information, meaning material positive outcomes in return for the cost of gathering, storing and processing information. We believe this creates another opportunity for us with our close partnerships with the relevant software and cloud vendors, our own IP, our relationships with certain hardware vendors and our growing range of relevant services.
3) Sales channel expansion
Since our inception, we have continued to invest in our sales channels to anticipate evolving customer needs and expand our customer reach.
We intend to continue to expand our direct B2B sales force and invest in developing the sales force’s capabilities to deliver on our growth strategy. We typically experience a net positive contribution to our revenue and gross profit from an increase in the size of our sales force after the on-boarding period, given that a larger sales force allows us to pursue more customers and bring more solutions in any given market and allows each sales employee to spend more time with customers.
We aim to consistently optimize our account coverage, investing in new tools (including CRM and marketing automation systems, AI engines, etc.) to expand our view of our customers and visibility over their technology spend, enhance the productivity of the sales force and improve gross profit, and will continue to reward entrepreneurship and invest in continuous sales enablement as the industry is changing and as we expand our portfolio. Through retention, motivation, sales enablement and tools, we aim to continue to benefit from the existing trend of growing revenue per sales employee, which have increased from approximately $454,000 for the year ended March 31, 2022 to approximately $588,000 for the year ended March 31, 2023.
We also intend to continue investment in our digital platforms to adapt to changing purchasing mechanisms and to improve the efficiency of transactional business. Our strategic objective is for NDP to underpin all customer interactions, starting with customers that we cater for under the Microsoft MSP program, with NDP integrated in whatever tools customers are using today and tomorrow, such as global procurement networks. We also expect to continue growing the e-commerce component of NDP by deploying it in other countries and geographies and by expanding the list of supported payment capabilities locally and globally. We believe that further uptake of NDP by our customers will solidify customers’ and vendors’ loyalty to us and support our target to increase share of recurring revenue.
Increase efficiency of our operating platform and utilize operational leverage
We intend to further leverage our lean and scalable global and local operating model to continue to drive profitable growth. To this end, we intend to expand our regional and global service delivery centers to further optimize resource utilization.
In addition, we intend to further drive our own digital transformation with the standardization, robotization and automation of processes. The deployment of the new ERP system in our multinational business and eventually across acquired companies and the introduction of low-code platform with integrated CRM and marketing automation modules are the ongoing projects with which we expect to further strengthen our operating model, reduce costs and improve customer relationships.
We plan to further empower our local subsidiaries while maintaining a hands-on approach, standardizing the global service catalogue and sharing operational intelligence across our operations.
Systematic value-accretive M&A to support our three-dimensional growth strategy
We intend to continue to pursue acquisitions to expand into new markets, strengthen our presence in existing geographies and extend our portfolio and sales channel offerings.
We intend to systematically explore M&A opportunities to support (i) the market expansion in the EMEA, LATAM, APAC and Eurasia regions, with the aim to capitalize on ongoing sector consolidation, (ii) the scaling of our cloud, cybersecurity, information management, AI and custom software development services offerings with the aim to further increase our share of our customers’ wallets and drive loyalty and gross margin, and (iii) the development of complementary capabilities in our key markets of operations, such as positioning our multi-cloud offerings in India for other international markets. Opportunistically, we will also consider financially attractive M&A targets in developed markets, as well as the acquisition of specialist providers of “big data”, IoT, AI and information management solutions.
We are committed to creating value for our shareholders through the improved management, transformation and integration of acquired businesses. We intend to continue our strategy to acquire high growth potential companies at attractive valuations in line with our M&A criteria. With this in mind, we intend to maintain relentless focus on targets with strong leadership and entrepreneurial spirit, a loyal customer base, a multi-skilled, high-performing management and salesforce, a material service mix and strong digital transformation expertise.
Products and Services
Our IT solutions and services comprise three product lines: Software & Cloud (including Software Licensing, Software Subscription and Cloud), Services and Hardware. The following table presents our revenue and gross profit by product line for the periods indicated:
	Six months ended September 30,		Year ended March 31,
	2023	2022	2023	2022
	(in thousands of U.S. dollars)
Revenue
Software & Cloud	63,652	52,335	120,379	126,245
Services	95,697	69,715	167,599	80,044
Hardware	60,408	39,055	113,787	41,437
Total	219,757	161,105	401,765	247,726
Gross profit
Software & Cloud	42,223	34,570	84,663	70,408
Services	41,821	31,954	72,175	39,304
Hardware	9,766	8,363	19,304	7,031
Total	93,810	74,887	176,142	116,743
Software & Cloud
In our Software & Cloud product line, we focus our efforts on helping customers successfully navigate the changing and growing universe of software. Given our strong relationships with over 100 technology vendors and years of experience, we believe we can act as a trusted and knowledgeable advisor to customers as they seek to identify the correct software and delivery options for their needs. We continue this relationship by helping customers manage license compliance and optimize their full software estate. We also believe we are trusted by our vendors as being able to understand the complexity of software licensing and delivery. We offer corporate licensing and subscription solutions for a full range of software products, such as operating systems, virtualization, cybersecurity, business productivity, creativity, education and other. For the year ended March 31, 2023 and the six months ended September 30, 2023, our Software & Cloud product line represented 30.0% and 29.0% of our total revenue, respectively, and 48.1% and 45.0% of our total gross profit, respectively. In reported currency, revenue decreased in the year ended March 31, 2023 primarily due to a $23.5 million reduction in transaction volume at Noventiq Cyprus (formerly Niltasoft Limited), which serves as a logistical hub for Noventiq entities and carries out direct operations with clients, as a result of our discontinued operations in Russia.
We further divide our Software & Cloud product line into three sub-segments, which are distinguished by the type of usage and payment used for products and the method of product delivery: Software Licensing, Software Subscription and Cloud. The share of the newer product distribution models (Software Subscription and Cloud) has generally grown over the period under review, from 47.5% to 59.1% of the Software & Cloud product line’s combined revenue for the years ended March 31, 2022 and 2023, respectively, and from 72.5% to 77.9% of the Software & Cloud product line’s combined gross profit for the years ended March 31, 2022 and 2023, respectively. The share of these newer product distribution models was 64.2% of the Software & Cloud product line’s combined revenue for the six months ended September 30, 2023, compared to 62.1% for the six months ended September 30, 2022.
Licensing agreements typically enable access to software by installing it on a designated number of devices for a certain period of time, but they can be more complicated depending on the nature of the software and the approach by the vendor. Our sales and licensing specialists help customers navigate the plethora of licensing schemes and forms and select the most suitable options for their requirements for upgrade, renewal or modification. As the world of software is becoming more complicated, our expertise is also highly valued by vendors, as they can outsource this capability to a trusted partner like us.
Licensing agreements can have different terms for using software products, such as perpetual licensing and temporary licensing. Temporary licenses (subscriptions) give customers the right to use a product only for a certain period of time under a “subscription agreement”. When the payment plan is terminated under a subscription agreement, the user loses right to access the software. By contrast, in a perpetual license, the customer purchases the right to use the product for any period of time with or without renewals and upgrades. The subscription model means that, instead of paying an upfront fee for a perpetual license (and periodic maintenance fees where applicable), the customer must make regular recurring payments in order to access the software. The current industry trend is for the majority of, if not all, upgrades and renewals to be included in the subscription fee for a product, and the customers pay only when they use the product.
There are also two different methods of software delivery. One is on the customer’s premises and the other is from the cloud, where software is deployed on public or hybrid cloud infrastructure and the customer not only gets access to the product but also indirectly uses the infrastructure that runs this software. In this case, there is no border between the product and the infrastructure, so it eliminates the division between software and hardware that forms cloud infrastructure. Delivery over the cloud is the most modern method, and the volume of products delivered using this method is constantly growing. The majority of products delivered from the cloud utilize the subscription licensing model (including SaaS, IaaS and PaaS).
Customers are seeking to obtain IT outcomes more effectively, efficiently and with increased agility. To do that, customers increasingly rely on architectures based on cloud principles. We offer a diverse portfolio of cloud services, including public cloud, dedicated private cloud and hybrid cloud solutions. These are based on leading cloud providers, including AWS, Microsoft Azure and Google Cloud Platform, and on the leading vendors of on-premises solutions, like Cisco, Dell and HPE.
Our multi-cloud offerings include, among others:
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Software-as-a-Service (“SaaS”), an alternative to conventional software licensing whereby we provide certain software made available in the cloud in the form of subscription agreements to access the software for a specified number of users over a period of time. SaaS applications are hosted by vendors’ data centers or by hyper-scalers, so there is no need for a customer to maintain infrastructure to utilize the software solutions.

•
Microsoft 365, including the classic Office application suite for workstations with integrated Microsoft cloud services, including (among others) Exchange, OneDrive, Teams and SharePoint.

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Microsoft Azure, a platform which provides customers access to virtually unlimited virtual computing resources and more than 200 preconfigured services.

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Google Cloud Platform, a platform that provides access to more than 100 virtual infrastructure and platform services globally.

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Google Workspace, a productivity suite for efficient remote work, including a secure corporate email client with spam protection, video conferencing and chats, synchronized collaboration on documents, spreadsheets and presentations, shared calendars, file storage and more. According to Statista, Microsoft 365 and Google Workspace together cover around 94% of the global market for office suites.

•
Amazon Web Services, a platform that provides on-demand access to more than 200 cloud computing and API services for organizations of all sizes globally.

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License rental programs, which are designed for all service providers that provide hosting services to end-users. By joining such programs, a service provider can create its own cloud on a certain platform and rent out its capacity. We are an authorized aggregator under the rental programs of VMware (om), Citrix (CSP), Veeam (VCP) and Security Code (vGate).

We also provide an innovative instrument to help customers manage their subscription and cloud estate: ActivePlatform. ActivePlatform, which is part of NDP, is a comprehensive automated cloud-based brokerage solution for cloud service providers that simplifies the management and control of cloud service delivery, subscriptions and business profitability. See “— Noventiq Digital Platform” below for a further discussion of ActivePlatform.
Services
We offer a range of complementary services to supplement our other offerings, including professional and managed services, SAM, cybersecurity and a number of next-generation services, including application engineering and software development, data management, disruptive solutions based on AI/ML and edge compute. We believe that the Services product line will become an increasingly important part of our business going forward, as customers increasingly demand service-based engagements and as vendors’ products are embedded in more sophisticated projects. For the year ended March 31, 2023 and the six months ended September 30, 2023, our Services product line represented 41.7% and 43.5% of our total revenue, respectively, and 41.0% and 44.6% of our total gross profit, respectively. Revenue of the Services product line grew by 109.4% from the year ended March 31, 2022 to the year ended March 31, 2023, and by 37.3% for the six months ended September 30, 2023, as compared to the six months ended September 30, 2022.
Professional and Managed Services
We offer a range of professional, consulting and managed services, summarized as follows:
•
Future workplace services:   building and maintaining a collaborative, productive, secure and modern workplace for an increasingly mobile workforce. This also includes after-sales recurring management services and an opportunity to “pull through” personal systems and other workplace technologies. Between March 31, 2019 and March 31, 2023, we completed over 600 future workplace engagements.

•
Hybrid IT infrastructure:   IT modernization and infrastructure products, solutions and services, including the assessment, design, installation, modernization and support of data center, edge and other on-premises environments and their integration with public and private clouds.

•
Cloud migration and management services:   offering customers (i) a comprehensive assessment of their current on-premises environment, including an estimate of the actual cost of infrastructure ownership, a migration plan and a feasibility study for migration; (ii) migration assistance, including actually moving virtual machines, applications, databases and network components to the cloud, testing them and then turning off or repurposing the local systems; (iii) management and maintenance services, such as monitoring, technical support, compliance management and cost optimization; and (iv) security, including incident alerts, response, mitigation and investigation. We have invested in the development of cloud migration and management services methodologies and tooling as part of becoming a certified MSP for Azure and AWS, allowing us to better assist customers in progressing their digital transformation and move-to-cloud journeys effectively.

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Multi-cloud assessment, readiness, costing and management services:   including health check service and cloud infrastructure audit, reservation modelling and management services, infrastructure rightsizing services, infrastructure and cost optimization (known as “FinOps”) and cloud governance and policy services.

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Cybersecurity services:   a comprehensive offering based on the latest technologies from the top vendors, which includes architecture definition, solution design, implementation services, cybersecurity lifecycle management, vulnerability management, device monitoring, SOC-as-a-service, governance services and incidence response services. See “— Cybersecurity” below for more detail.

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Litetouch services:   Our portfolio of prepackaged add-on complementary services aimed at SMBs.

Our managed services offerings include remote support and management of customers’ hybrid infrastructure and help desk support for customers. Our technical support team assists customers through its knowledgeable certified personnel, together with the resources and facilities needed for professional assistance, acting as an extension, or in place, of a customer’s IT department. As at September 30, 2023, we employed approximately 1,800 engineers, approximately 300 solutions sales specialists, over 120 expert technical specialists and more than 100 project managers and we had approximately 100 long-term cloud management service customers. Additionally, we employed more than 460 service delivery specialists and support staff who operate our 24/7 dedicated phone line, email and service desk as part of our GDCs. Our support services provide multi-vendor technical support to solve cross-vendor problems, supporting the primary hyper scale cloud vendors and over 30 other vendors as at September 30, 2023. Our delivery centers in LATAM and India are aligned to Information Technology Infrastructure Library (“ITIL”) and International Organization for Standardization (“ISO”) standards. An additional specialist delivery unit, Value Point Systems, one of our subsidiaries, also supports our cybersecurity customers.
Software Asset Management
In addition to procuring software products for customers, we proactively monitor licensing or subscription agreements to seek to ensure the customer is taking advantage of all of the software’s benefits, as well as to keep the customer informed of key milestones concerning upgrades and renewals. These services are provided under the umbrella of our SAM solution, which seeks to help a customer realize the maximum value of its software investment. SAM is a part of overall umbrella offering known as ITAM. We had approximately 50 SAM consultants and specialists and closed over 100 SAM projects and have estimated the number of customer contracts at around 210 in the year ended March 31, 2023. Our subsidiary Softline AG is the first company certified globally under ISO/IEC 19770-1:2017 standard for ITAM. Our SAM credentials were recognized by Gartner in their Magic Quadrant for Software Asset Management in 2022 and 2023.
Software Development and Application Engineering
We have over ten years of experience developing bespoke software for customers, from sophisticated large-scale platforms to the customization of individual subsystems and their integration with the existing infrastructure. Our custom software development team, which comprised approximately 600 specialists as at September 30, 2023, can create, among others, multifunctional websites, e-commerce solutions, learning management systems, mobile apps, billing systems and business portals. The team’s deep expertise in the industries of fintech, media, retail, manufacturing and telecommunications have attracted approximately 100 customers globally as at September 30, 2023.
These services are now often combined with cloud migration, as workloads increasingly need to be modernized in order for them to fully benefit from the features of modern public clouds. For example, our teams do Microsoft Power Platform work for customers in Europe. We believe having this capability differentiates us from other international digital solutions providers.
Offer Lifecycle Management
Our next generation transformational solutions are assessed, developed and built through a structured Offer Lifecycle Management (“OLM”) process to assess, provide proof of concept and launch new solutions into our network through sales and delivery enablement. Through a combination of our central teams, dedicated centers of excellence (“COEs”), and select geography operations, we regularly assess promising topics and validate new solutions. Within our COEs, we have industry experts, qualified architects and data scientists who are focused on specific new technologies. Our OLM process provides a structured approach towards the selection of promising development projects and emerging vendor solutions. These are then thoroughly analyzed to identify the strongest business opportunities. The primary areas of focus in recent years have been cloud technologies, AI & data, cybersecurity, automation and robotization. Solutions are then either further developed as our own new product or introduced as a new customized package of products from a third-party vendor following the accumulation of expertise, piloting and testing of the existing solutions on the market.

Cybersecurity
Our cybersecurity offerings include software and tools to rectify vulnerabilities in the customer’s information and communications technology environment, as well as proactive professional and managed services such as testing, monitoring and rectifying external and internal issues using, amongst other instruments, international SOC infrastructure. In the year ended March 31, 2023, we implemented approximately 300 cybersecurity projects, with over 100 sales and pre-sales employees and over 150 engineers employed as at March 31, 2023.
We seek to maintain a strong relationship with all major international security vendors, such as Cisco, Fortinet, Microsoft, Palo Alto Networks, Sophos and many others. We also benefit from certifications such as ISO/IEC 27001:2013, ISO 22301. We have developed our own integrated cybersecurity strategy that we utilize for the benefit of our customers. This strategy consists of consolidated architecture with advanced prevention technology, which is highly automated and available. Enhanced visibility and flexible control capabilities allow for immediate action anywhere in the world in any part of the customers’ estate. We have also developed a proprietary methodology for assessing the expected costs of cybersecurity risks, allowing customers to properly evaluate their cybersecurity investments.
Hardware
As hardware is the foundation of any IT infrastructure, we have focused on providing the full cycle of work involved in integrated projects, including selection, delivery and installation of hardware from the leading global manufacturers and services following installation, such as support and maintenance. Our Hardware offering includes a full range of workplace and data center infrastructure solutions, as well as other peripherals. For the year ended March 31, 2023 and the six months ended September 30, 2023, our Hardware product line represented 28.3% and 27.5% of our total revenue, respectively, and 11.0% and 10.4% of our total gross profit, respectively. Revenue of the Hardware product line grew by 174.6% from the year ended March 31, 2022 to the year ended March 31, 2023, and by 54.7% for the six months ended September 30, 2023, compared to the six months ended September 30, 2022.
While demand for cloud solutions is growing, the importance of on-premises infrastructure has not decreased. Furthermore, it continues to grow more complex as the number of vendors and technologies are growing. Security issues are also applicable to on-premises estates. We continue to develop our capabilities, as it is important for modern digital transformation solutions providers to know data center, edge and workplace infrastructure well.
We not only select and deliver equipment, but also perform start-up and commission operations as well as servicing. For customers that do not want to acquire their own equipment, we offer Hardware-as-a-Service arrangements with the support of hardware vendors and licensing arrangements intended to save the customer from significant capital investments.
Noventiq Digital Platform
Our “Noventiq Digital Platform” is our platform ecosystem for interaction with customers and vendors, and it is being deployed in each of the countries in which we operate. NDP aims to facilitate access to cost-efficient and increasingly popular subscriptions and services, and new subscriptions and functions are regularly added to the platform. Rather than waiting for someone to process their subscription management requests, customers can access the necessary software and services, see analytical reports on resource consumption and manage their documents in self-service mode through this automated platform. Customers receive detailed instructions for working with the platform and access to a personal account. Customers can also contact the support team for any platform-related questions and promptly receive a professional response from our support team. We view NDP as one of the differentiators against our peers given the comprehensive nature of capabilities available on the platform.
The primary components of NDP are:
1.
ActivePlatform, a cloud brokerage platform that allows customers to conduct the billing and provisioning of cloud services (both IaaS and SaaS) and subscriptions for products from different vendors. For example, ActivePlatform supports the resale of Microsoft Office 365, Microsoft

Azure and other online services under Microsoft CSP, as well as package offers from other vendors, such as Google Workspace and AWS. ActivePlatform also provides IaaS consumption statistics for further review and optimization and allows customers to communicate with our technical support team online. As of September 30, 2023, we provided cloud services for approximately 2,300 customers in 22 countries through ActivePlatform and contracted more than 50 developers and engineers.
2.
E-commerce Store, which provides customers with the opportunity to select and order software and hardware from our extensive list of vendors, the ability to issue an invoice, pay for an order, receive accounting documents that consider country specifics and taxes, licenses and keys, view their purchase history and communicate with our technical support team online. As a result of the API, the E-commerce Service can quickly integrate with global procurement networks (such as SAP Ariba) and vendor systems, updating the products range and price lists in real time.

3.
Integrated CMP, which improves customer engagement and provides customer management, including service management, monitoring, patch management and reporting. It provides a single pane of glass to interact with our team, integrating an in-house built web-application with leading commercial products, such as Freshservice (used as a ITSM/CMDB tool to manage service delivery processes with our customers, as well as storing key information on assets under management), Site24x7 (which provides monitoring and observability to monitor health and performance of our customers’ cloud workloads) and ManageEngine Patch Manager (a patch configuration management on operational system/application level).

Vendors and Procurement
Technology providers, or vendors, are focused on developing new products and technologies to address specific technology needs of potential customers. While some vendors do occasionally transact directly with customers, vendors, including some of the largest technology providers such as Microsoft and AWS, predominantly rely on intermediaries to reach their customers, to make sure that their products are properly designed for the existing technology landscape and to ensure that their products are delivered, deployed and supported post-sales. This is especially important in emerging markets where compliance, payment terms and access to customers represent significant additional challenges for vendors from developed markets.
We have established many long-standing relationships with blue chip vendors. We transacted technology from more than 600 vendors (and we have various levels of accreditation with more than 100 vendors) as at September 30, 2023, including:
•
software vendors, such as Microsoft, Adobe, Autodesk, Google, Oracle, Veritas and VMware;

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cloud providers, such as AWS, Google Cloud Platform and Microsoft Azure;

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hardware vendors, such as Apple, Cisco, Dell, Hewlett Packard Enterprise, HP and IBM; and

•
cybersecurity vendors, such as Cloudflare, Check Point, ForcePoint, Fortinet, Palo Alto Networks and Zscaler.

Microsoft
We have a strong relationship with Microsoft, with almost 30 years of collaboration. We believe this deep connection with one of the most strategic digital transformation technology providers globally allows us to help lead the digital transformation sector. Our customer billings from Microsoft products and solutions was $1,143 million for the year ended March 31, 2023, having grown by a CAGR of 38% from the year ended March 31, 2021. We are a Microsoft LSP in 36 countries and a Microsoft CSP in more than 50 markets worldwide. We have also been a SPLA specialist for more than eight years. Together, these provide us with selling, marketing and technical support benefits. For example, our LSP status allows us to sell Microsoft products and services to large technology consumers in our markets, including strategic international accounts (such as Fortune 500 companies), use dedicated resources at Microsoft HQ, enjoy a simplified authorization process for certain markets and participate in product and program launches. The CSP portfolio is aimed at corporate and small and medium organizations.

We hold all six solution partner designations and a number of accreditations from Microsoft, including 13 “Advanced” (the highest level attainable) specializations for infra and database migration to Microsoft Azure, Microsoft Azure Virtual Desktop, Kubernetes on Microsoft Azure, cloud security, identity and access management, information protection and governance, threat protection, adoption and change management, calling for Microsoft Teams, custom Teams solution, meeting and meeting rooms for Teams, end point modernization, data warehouse migration to Microsoft Azure, advanced analytics on Microsoft Azure, Microsoft low code application development, information protection and governance. For more than three years, we have been designated by Microsoft as Azure Expert Managed Service Provider (“MSP”), the top-tier accreditation achieved through a two-day third-party audit. As at September 30, 2023, we had more than 700 Microsoft certified specialists.
Our agreements with Microsoft may be terminated by Microsoft upon 30 days’ notice without cause. Our agreements with Microsoft also contain provisions requiring us to maintain and enforce adequate policies, processes and procedures in relation to, among other things, compliance with applicable anti-corruption, competition and sanctions laws and regulations. Microsoft also has the right under these agreements to audit our compliance position across our business, which it has done in the past and which it continues to require from us. To meet these requirements, we have incurred costs and made investments in our compliance program, and we may need to do so in the future. Microsoft has raised, and may continue to raise, points of focus and concern in relation to our compliance, and any failure to comply, including as a result of any negative audit results or otherwise failing to maintain adequate policies, processes and procedures, could result in the termination of our agreements with Microsoft, our solution partner designations and accreditations and our ability to sell Microsoft products and services, impact our eligibility for, or levels of, incentives from Microsoft, and could result in significant costs, any of which would have a material adverse effect on our business, financial condition, results of operations and prospects. See also “Risk Factors — Risks Related to Noventiq’s Business and Operations — We are dependent on our relationships with key vendors, particularly Microsoft, to be able to offer their products for sale to our customers.”
AWS and Google
We consider both AWS and Google to be important parts of our portfolio, particularly in the enterprise cloud landscape, where the majority of customers are consuming multiple clouds. Together with Microsoft, AWS and Google Cloud Platform capture the vast majority of the cloud market. Partnering with these two cloud providers offers us the opportunity to deliver extra value with our migration services, subscription management and multi-cloud management services and cater to a wider range of customers’ needs, which can be best served by different clouds, considering the nature of the task.
AWS is the leader in cloud computing today and we specifically invested in AWS capability by acquiring Umbrella Infocare in India in 2022. With this acquisition, we became an AWS Premier Consulting Partner with 14 practices and are an AWS MSP. We plan to continue investing in our AWS capabilities and in our relationship with AWS. We have established a global Center of Excellence for AWS and have specific growth plans in place to expand our AWS business.
We also maintain Cloud Premier Partner status from Google on a worldwide basis for Chrome, Google Cloud Platform, Google Workspace and Workspace for Education. Google Chrome and Workplace solutions are part of our future workplace offering and Google Cloud Platform is part of our cloud and hybrid infrastructure proposition. Google Workspace and Google Chrome are part of our future workplace portfolio, offering a credible AI-powered alternative to Microsoft 365.
Other Key Vendors
We believe that we have a good vendor mix, which reflects customer needs and allows us to better cross- and up-sell. Some of our other key vendors include:
Adobe — We maintain Platinum status in India and Gold status in several countries in which we operate.
Apple — We have more than 140 Apple-trained employees, including nine Apple Practice Team members and 10 Certified Specialists. As a highly valued partner of Apple, we benefit from quarterly reviews on marketing strategy and, from our status as Apple’s special authorization for the education industry, a special rebate program and preferences for Apple’s new product introductions. Our value to Apple is in our capability to integrate Apple’s products into the organizational landscape using our services and our knowledge of future workplace.
Cisco — We have obtained high level statuses from Cisco in several of the countries in which we operate, including Gold Integrator and Gold Provider. We have also obtained Cisco architecture specializations based on our engineering expertise, which are validated each year, such as in Enterprise Networks, Data Center, Security and Collaboration.
Dell Technologies — We have a long-term partnership with Dell. We have obtained a number of advanced statuses from Dell, including Titanium, in several of the countries in which we operate.
Hewlett Packard Enterprise — Our operations in several countries have Platinum and Gold partner statuses.
Oracle — In a number of countries, we are authorized to resell Oracle Cloud and build, sell, or service Oracle license and hardware products.
Check Point — We are a registered partner and have well-established relationships in Israel and an experienced team of engineers in India and the Eurasia region. We also have established relationships in Vietnam and are growing our relationships in the UAE.
Palo Alto — We have well-established, direct contacts in Israel and an experienced team of engineers in the Eurasia region, India, the UAE and Vietnam.
Fortinet — We have well-established experience and strong teams of engineers in India and the UAE and are growing our relationships in Southeast Asia, notably in Vietnam and the Philippines.
Cloudflare — We have experience in Vietnam and the Philippines and are collaborating with the vendor to expand in other geographies.
Vendor Management
We aim to further develop relationships and expertise with our vendors in order to grow our market share, revenue and profit globally, including through strategic customer referrals. We believe that our close relationships with leading vendors also provide us with a competitive advantage, enabling us to gain significant insights and knowledge as to new technologies and market developments. At the same time, we believe we provide vendors with a strong value proposition, including access to customers and comprehensive value-added services built around vendors’ product offerings and 24/7 technical support in multiple languages. We also actively seek to instill confidence in our vendors as we manage commercial relationships and compliance policies between vendors and customers.
We have a dedicated vendor management team that engages with vendors to understand their portfolio and commercial terms and programs. This vendor management team also works internally to promote vendors’ solutions and ensure we obtain the required certification levels and runs relevant campaigns, so vendors’ portfolios can be presented to customers in a programmatic manner. The members of the vendor management team are recruited and incentivized to effectively act as entrepreneurs on behalf of their vendor partners within the Group.
We evaluate our own solutions that can be built using vendors’ components and invest in the integration of information systems for seamless commercial operations, such as in e-commerce, where catalogues, content and pricing can be automatically updated. This integrated approach coupled with our commercial success has allowed us to obtain advanced levels of accreditation with a few of our vendors, including:
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Apple Authorized Reseller & Distributor Partner Program;

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Autodesk Gold Partner;

•
AWS Premier Consulting Partner;

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Cisco Gold Partner;

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Citrix Platinum Plus Solution Partner;

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CrowdStrike Elite Solution Partner;

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Dell Technologies Titanium Partner;

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Google Cloud Premier Partner;

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Hewlett Packard Enterprise Certified Platinum Partner (including Aruba Platinum);

•
Veritas Platinum Partner; and

•
VMware Advanced Partner

We have also received a number of vendor’s accolades, including, in recent years:
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Microsoft Partner of the Year in Cambodia in 2021;

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Microsoft Partner of the Year in Vietnam in 2021;

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Microsoft Partner of the Year in Bulgaria in 2021;

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Microsoft Partner of the Year in Malaysia in 2021;

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Microsoft Partner of the Year in Oman in 2023;

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Microsoft Banking, Financial Services and Insurance Partner of the Year in India in 2023;

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Microsoft Public Sector Partner of the Year in India in 2023;

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Microsoft Partner of the Year in Modern Work for Latin America and the Caribbean in 2023;

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Microsoft Technology Partner of the Year for Security in India in 2021;

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Microsoft Security Partner of the Year in Malaysia in 2021;

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Microsoft Modern Work Partner of The Year in Malaysia in 2021;

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Microsoft Security Partner of the Year in Cambodia in 2021;

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Microsoft Security Partner of The Year in Myanmar in 2021;

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Microsoft Security Excellence Award in the Philippines in 2021;

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Microsoft Modern Work Partner of The Year in Cambodia in 2021;

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Microsoft Asia Pacific Region Security Partner of the Year 2023;

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Microsoft Asia Pacific Region Modern Work Partner of the Year Award 2023;

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AWS Consulting Partner of the Year 2021 for Central Eurasia;

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AWS APJ Data and Analytics Partner of the Year in 2022;

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Dell Technologies Award for New Business in MERAT (the Middle East, Russia, Africa & Turkey) in 2020;

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Cisco “Technology Excellence Partner of the Year: Data Center” in 2020;

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CrowdStrike “APJ partner of the year” in 2023;

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CrowdStrike “New Logo Partner of the Year” in 2023;

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VMware “Partner of the Year in Commercial” in 2020;

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Siemens “Top EMEA Partner for Product Engineering Software FY20” in 2020; and

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Sophos “New Partner of the Year” in Egypt in 2021.

Typical Vendor Contracts
Our relationships with vendors are typically governed by global, regional or country-level local reseller agreements, or a combination thereof. Our reseller agreements are non-exclusive for both the vendor and for us, typically have a term from 12 months to three years and are typically terminable by either party with 30 to 90 days’ notice without cause. Our obligations under reseller agreements often include the requirement that we verify customers are purchasing sufficient numbers of licenses for their intended use, report customer non-compliance to the vendor, and maintain books and records to satisfy potential audits by a vendor, including for periods post-termination of the reseller agreement.
Vendors rely on a wide range of variable compensation components to incentivize the sale of their products, as determined by their strategic priorities. Incentives for the sale of software and hardware under the reseller agreements are generally governed in two ways: via the “indirect” or the “direct” sales model. In the indirect model, we purchase products from the vendor or its regional distributor and re-sell it to the end customer, keeping the difference between the purchase price agreed with the vendor or distributor and the sales price agreed with the customers as our gross margin. In the direct model, we earn revenue from vendors in the form of incentive payments for customer referrals and other fees whereas the vendor charges the purchase price of the product directly to the customer. Incentives are typically contingent upon our meeting certain performance indicators, including revenue or revenue growth in certain product or service areas, new customers acquired or contract renewals. Vendor incentive programs change periodically, depending on the vendor.
Many vendors require that we obtain certain accreditations in order to sell and service their products. Such accreditations have varying requirements, including with respect to the number of sales and service professionals we need to employ with technical skills in the particular vendor’s product line. We expend significant resources each year in order to maintain vendor accreditations, both via training and recruitment efforts. In some cases, vendors also co-fund certain of our training and recruitment initiatives.
Sales Channels
Our operating model is comprised of three sales channels: direct B2B, indirect B2B and e-commerce.
Through our direct B2B model, we offer software, hardware, services and cloud solutions to customers. We offer our B2B model in the vast majority of the markets in which we operate.
Through our indirect B2B model, we act as a value-added distributor, distributing software, IT security solutions, cloud solutions and infrastructure through partners in Turkey and Vietnam under the name of Axoft.
The e-commerce platforms we operate allow customers to purchase software and hardware through various e-commerce portals optimized for different customer segments. These e-commerce platforms address all customer segments and enable vendors and partners to make sales online. These platforms include:
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Noventiq E-Store, an online store for B2B customers.

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Noventiq B2V, an all-in-one e-commerce solution which delivers shopping basket functionality to software vendors’ websites and enables in-product purchases.

Customers
Our highly diversified customer base consisted of over 80,000 organizations as of September 30, 2023. Our customers have historically included, among others, CaixaBank, Cinépolis, Castorama, Covea Insurance, E.ON, HCL, State Bank of India, Société Générale, Grant Thornton, Berkeley University of California, Thames Water, Technicolor, Vinci Airports, Nissan, Wipro and Zurich.
Our customer base is also broadly diversified across the jurisdictions in which we operate, which is reflected in our revenue split by geography. For the year ended March 31, 2023, APAC, EMEA, LATAM and RoE accounted for 26.0%, 34.4%, 7.8% and 32.4%, respectively, of our total revenue. For the six months ended September 30, 2023, APAC, EMEA, LATAM and RoE accounted for 30.2%, 36.6%, 5.7% and 27.2%, respectively, of our total revenue.
We follow a customer-centric, vendor-agnostic and outcome-oriented independent advisory approach, tailored to different customer types to best serve their needs, which we believe creates a trusted partnership with customers. Accordingly, we employ a number of customer coverage models for different target customer types based on factors such as the customer’s strategic importance, sales potential, purchase volume, customer size or industry sector.
Our highly satisfied customer base is also demonstrated by high levels of recurring spend with us, with our share of recurring revenue in total revenue representing 19.6% in the six months ended September 30, 2023, 19.1% in the year ended March 31, 2023, and 25.7% in the year ended March 31, 2022.
Typical Customer Contracts
The following description provides an overview of the most typical contract models we use.
Software & Cloud
We actively support a number of contractual models depending on the customer, product and requirements of the software manufacturer. Our customers have a choice between an upfront purchase, a multi-year agreement or a subscription arrangement. Our experts advise customers regarding different purchase and licensing models in order to help them to make the right choice.
There are also different types of cloud-specific arrangements, including a pure consumption-based option, a mixture of pay-as-you-go and committed consumption. We support every existing model for cloud contracting.
Services
Own solutions and services
For professional services, we typically enter into a master services agreement (“MSA”) with underlying statements of work and milestones governing the scope of the individual project. These agreements normally have an agreed term necessary for the implementation of the project and are generally only terminable for cause depending on milestones reached. We invoice customers for professional services on a fixed-cost, time and materials basis, or, in certain cases, on a share of cost savings basis, or with a combination of cost models.
Complex projects and framework contracts
We strive to provide our customers with flexible contractual tools for both short ad hoc transactions usually required by SMB customers and long-term cooperation and regular purchase of a large number of different products for large enterprises and public sector customers.
With multinational enterprises and public sector customers, we enter into framework agreements governing a number of different products and professional and/or cloud services. The terms of framework agreements can vary significantly depending on the customer type, their scope, and whether they provide for software only or both software and services. Customers may generally terminate framework agreements for cause with varying notice periods. Depending on the work within the framework agreement, we price our services on a fixed-cost basis, a time and materials basis or, in certain cases, based on a share of cost savings, or a combination thereof.
Hardware
We have the capability to resell hardware products on a standalone basis or as part of a more complex engagement, for example as part of system integration project. Our contracts with customers are synchronized with all the terms of sale originally provided by the vendor: pricing, payment terms (flat one-time payment, three-year billing contracts, etc.), discount policy, various conditions specific to individual products, customer groups, business areas and markets. With this approach, we aim to ensure that all resale requirements for each vendor are met, while also allowing our customers to enjoy all the benefits of the vendor’s sales program, as if such a customer were purchasing products directly from the vendor.
We are actively working to further increase the share of recurring revenues associated with provisioning IT outcomes based on on-premises hardware. This model is known as “as-a-service” and examples include Cisco Open Pay, Dell Apex and HPE GreenLake.

Talent
Overview
We view our employees as central to our business and a key differentiator, with one global team — “One Noventiq” — and an inclusive, engaged and inspiring culture with sales and services central to our DNA. Our global team of professionals are interested in new technologies, open to new experiences and eager to drive digital transformation for the benefit of customers. We cultivate a customer-first culture, focused on building long-term trust-based relationships with customers through creative customer problem solving. We also promote a trust-based and honest partnership with our employees, appreciating the contribution, proficiency and loyalty of every employee. The members of the “One Noventiq” team respect each other, as well as the culture and traditions of the peoples of every country in which we operate. We also aim to promote the growth and development of our employees. To facilitate that, we offer not only courses and standard training programs, but also the support of experienced colleagues, an internal knowledge base and an opportunity to participate in diverse projects, including internationally.
Our success in managing talent is demonstrated by a number of “Great Place to Work” accolades that our subsidiaries and acquired companies have received in the last two years, including in Peru, Germany, the Netherlands, India, Vietnam and Argentina. In addition, our perception by employees is captured in the latest Employee Engagement Survey in 2023, which had 89% participation, with 74% of employees giving a positive rating.
As at September 30, 2023, we employed approximately 6,449 employees globally, comprising 942 sales and marketing employees, 4,553 services employees (including engineers, developers and other IT specialists) and 954 back office and administrative employees. The following table sets out our employees by function as at March 31, 2022 and 2023 and as at September 30, 2023.
	As at September 30, 2023	As at March 31,
		2023	2022
The Group
Sales	826	819	575
Services	4,553	4,401	2,495
Back office and admin	954	926	616
Marketing	116	116	81
Total	6,449	6,262	3,767
In line with our strategy, over the medium term we intend to grow our headcount dedicated to our sales, services and marketing functions in order to grow our gross profit. However, due to automation of certain processes we do not expect the headcount dedicated to back office and admin functions to grow at the same pace.
We are committed to promoting a culture of diversity and inclusion internally.
We are subject to a collective bargaining agreement in Brazil.
Sales and Services Organizations
Sales and services organizations represent a fundamental part of our business operations, with 826 sales employees and 4,553 services employees as of September 30, 2023.
We drive the productivity of our sales and service organizations through the consistent organization of our workforce, empowerment of local teams with a high degree of autonomy, relentless focus on quality talent acquisition, cross-border sharing of expertise and fit-for-purpose incentive structures to promote entrepreneurial spirit.
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Our sales organizations comprise account management, solution sales and vendor management teams and our services organizations comprise project managers, technical specialists and engineers.

This structure helps us maintain a deep understanding of individual customer needs, grow customer wallet share over time, and leverage our nuanced knowledge of vendor portfolios and commercial programs. In addition, this structure enables us to design and commercialize multi- or hybrid-vendor solutions and deliver complex one-off engagements or recurring managed support services.
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We grant our local or regional sales organizations and sales organizations of acquired companies with a high degree of autonomy and cultivate entrepreneurial spirit. For example, country or regional general managers have the ability to select what market opportunities should be pursued at a given time and what go-to-market approach should be adopted.

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We focus on nurturing sales and services talent. Account managers and service specialists undertake trainings organized by us as well as certification programs provided by the vendors, which results in multi-skilled account management teams and solution sales and service delivery specialists with profound domain expertise (for example, for Microsoft Azure). Furthermore, we prioritize talent retention.

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Our operating and acquired companies in different countries share solution sales and service delivery expertise delivered from global or regional hubs or exchanged between the different countries directly. This allows us to participate in complex, high-value bids (such as complex system integration projects) across all of our geographies and increases resource utilization.

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We generally link incentives of account managers and solution sales specialists to gross profit performance as well as fulfilment of additional strategic goals, such as service attach rate or sales of specific high-margin propositions. Approximately 40% of compensation is variable for sales directors and account managers. This incentive structure drives revenue growth, prevents margin erosion and allows deeper account penetration.

We maintain a proactive pipeline of candidates for all key sales, solution sales and service delivery positions.
Operating Model
We maintain a scalable and global operating model, with local operations leveraging regional and global service delivery centers.
As such, our operating model is both local and global, enabling customer focus and familiarity through a unified approach. Country general managers develop the “go-to-market” strategy, and we deploy and scale common offerings, sales playbooks and resource development frameworks, and manage centralized offer and portfolio development, to drive consistent roll-out and adoption by our local, regional and global operations. Common process management is in place to support IT service management standards, and the ecosystem is underpinned by services management tools, monitoring, reporting and administration platforms, together with common key metrics and measures. A transparent management process aims to ensure alignment, rhythm and discipline to our approach, with consistent sales and delivery reviews focusing on our core priorities. Given our focus on operational excellence, customer satisfaction is a core element of our culture. This approach also allows us to encourage the entrepreneurial spirit of our local organizations and of our acquired companies.
Our local operations benefit from access to subject matter experts within our core centers of competence and in our acquired companies that develop, test, launch and deploy our offerings, together with regional and global delivery capabilities. We use the capabilities of our 11 delivery centers to help ensure consistent and cost-efficient delivery of our service portfolio worldwide. Customers benefit from our customer-focused and local support, together with centrally delivered 24/7 customer services in multiple languages.
Our operating model offers the benefits of a scalable dynamic resource model in which resources are local, regional and global. Our local resources provide speed of response within a unified ecosystem, our regional centers cover several territories with standard services, and our GDC provides scalable support for standard offers with deep expertise, high levels of automation and the ability to leverage cost-effective resources on a global scale. Our hybrid resource model includes:
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Local capabilities:   Local resources are managed according to specific market circumstances, with a balance between lean organization and speed/agility. Local teams comprise field sales, inside sales, project management and customer success and solution and service delivery specialists. Local teams vary in size depending on the scale of the subsidiary. Local teams can be a part of acquired companies in certain regions. Our local teams are focused on maintaining customer relationships and looking for cross-selling opportunities.
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Regional service delivery centers:   Our local teams are supported by multi-country regional service delivery centers, which act as a centralized extension of our local subsidiaries in LATAM, Europe and India. Our regional service delivery centers enable cost-efficient support and utilization of expert resources.

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Global delivery centers:   The cloud and security centers of excellence provide portfolio, process, professional services and deep subject matter expertise to support our subsidiaries in everything from presales and professional services execution to project closure, ongoing management and governance.

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Service partner management:   We have a mature delivery partner program that provides structure and access to a pre-selected group of partners to supplement and meet the additional support needs of our operations. These service partners are determined on capabilities and expertise, with pre-arranged cost and contract frameworks relating to any incremental support requirements. We utilize a single portal to help ensure transparency at all project stages and an efficient process for selection and engagement.

Business Management and Compliance
Our approach to business management focuses on performance monitoring and benchmarking, consistent metrics, target setting and tracking and ownership at subsidiary level. We use regularly evolving business intelligence systems to track financial and operating performance across subsidiaries and shared service delivery centers, based on the group-wide application of a consistent set of key performance indicators. Performance targets are set with a strong focus on value creation and transformation and accountability on the subsidiary level, with an incentive structure based on quarterly and yearly performance targets for our regional leaders and quarterly reviews on the subsidiary level. We believe that our strong business management has resulted in significant improvements in our sales productivity and efficiency, including an increase in revenue per sales employee of approximately 14% from the year ended March 31, 2022 to the year ended March 31, 2023 despite continuous investments into expansion and build-up of service capabilities.
We maintain a matrix organizational structure, under which local leaders, including those of acquired companies, report to regional management and functional management. This structure helps to enable smooth coordination, seamless knowledge and best practice sharing and stricter regulatory and vendor compliance controls.
Our policy is to exercise a full-scope, zero-tolerance approach to compliance. As of November 30, 2023, we had 14 FTEs within our compliance functions. Our employees undertake mandatory compliance training and policy attestations and, as of November 30, 2023, the completion rate of such compliance training was 96%.
Innovation, Research and Development
R&D and innovation are central to our mission to promote the growth of our customers’ businesses by driving their digital transformation and helping to ensure their cybersecurity with cutting-edge technologies and solutions. Accordingly, we track the latest market trends and technologies, integrating the best approaches and solutions into our portfolio.
We have a well-established process to identify and evaluate high-potential technology topics and solutions to guide our R&D efforts. We continuously review different opportunities and select a handful of the most promising and relevant for innovation, piloting and/or approbation. On average, our development process takes three to six months and follows five key steps: (i) market and service vision analysis (wherein we identify a clear target market and assess customer needs), (ii) business case assessment (wherein we develop our business case to ensure the profitability of the offering and realistic timelines), (iii) development (wherein we design the solution and technical architecture for the solution or service), (iv) pilot (wherein we optimize the processes and identify a roadmap of further efficiencies and automation opportunities) and (v) scaling of service (wherein we roll out the service through local sales and support teams to ensure efficient delivery).
See “Intellectual Property” below for the description of our main R&D efforts.
Information Technology
Acting as a trusted IT solutions partner to our customers globally, we are also focused on our own IT operations to optimize the application landscape and our infrastructure set-up.
Our key application platforms are based on Microsoft technologies that are located in the cloud: Microsoft Azure and Microsoft 365 suite. Our ERP is consolidated in two global ERP platforms, 1C for the Commonwealth of Independent States (“CIS”) region and Oracle NetSuite elsewhere. We also use other IT systems to support our core front- and back-office operations. We run a number of IT projects aimed at better integrating acquired companies, improving employee experience through the implementation of new HR management systems and significantly improving capabilities of our sales and marketing organization by utilizing low-code platform with CRM and marketing automation modules.
Following the Separation, we are working to establish a modern and agile IT infrastructure to support the most modern and secure information systems. We are working to regularly monitor and update our IT systems and processes to ensure reliability, security, business continuity and performance.
Intellectual Property
Our own IP comprises specific products together with foundational platforms that underpin our core offerings in SaaS and cloud services. These include:
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NDP, our proprietary and differentiating platform, which includes a number of integrated modules to provide cloud management services, including activities ranging from SaaS or subscription management to MSP services. NDP includes our subscription solution, ActivePlatform, which simplifies and automates service provisioning, billing, subscription and user management together with analytics and reporting. ActivePlatform supports both Microsoft and multi-vendor cloud services, including offerings from Google, AWS, VMware, Veeam and other vendors.

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Our integrated cloud management platform (“CMP”), which extends NDP to cover full managed service provision for Azure and, combined with “U-Cloud”, full AWS managed services.

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MyAdmin, which further enhances the customer experience by offering a fully digital relationship for cloud and related services with digital push marketing capabilities, customer loyalty schemes and enhanced user experience. Together these modules provide a simplified and single interface for numerous services and, through continued automation and roadmap developments, drive efficiency, speed and cost-effective support. With enhanced reporting and analytics, our customers can view all assets and activities in one place identifying areas for further efficiency and services such as cloud optimization, financial operations, data and application modernization.

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TotalVoice, which compliments and extends our workplace solutions with Microsoft, a proprietary solution that empowers organizations to transform their telephony to the cloud on Microsoft Teams, enabling substantial business intelligence insight and efficiency savings through dynamic tariff adjustment.

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TotalView, an easy-to-use analytics and reporting tool for Microsoft 365 that gives organizations more visibility and insight into the user behaviors, adoption and productivity trends. Both TotalVoice and TotalView provide customers with total cost control, customizable dashboards, consolidated detailed reporting, cost allocation and budgeting automation, allowing them to take control of consumption and expense allocation and tracking.

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Weaver, which enables our customers to deploy spontaneous customer support through a highly personalized, multilingual support intelligent agent. The Weaver smart assistant provides extended hours of operation, instant response and fulfils the role of a business advisor to our customers’ customers. Simulating human conversation using the power of generative AI, Weaver aims to seamlessly and intelligently continue the conversation when the user spontaneously changes their mind. With easy administration tools, it is also possible to quickly establish robot scenarios by adding intention and defining answers. Weaver not only relies on “Large Language Models” to deliver eloquent customer interactions, but also uses other methods, such as semantic search, and integrates with enterprise systems of record to deliver compliant and precise answers. This is especially important in regulated industries like financial services.
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Fintense, which aims to meet the new consumer demands and expectations of digital banking enabling traditional banks to become digital players. A full mobile and web cloud-based banking application supporting the revised Payment Services Directive, Fintense provides numerous standard and advanced banking features out of the box, but is built with customization in mind. Pre-built with over 200 widgets, the platform allows easy screen design and configurable functionality for marketing and business insights. In contrast to standard native mobile apps that require users to download updates after any modifications, no matter how small, our native apps support extensive customization without the need for submitting updates. Both the design and the user experience can be changed quickly using visual tools, and such changes can be live and accessible to app users immediately, without waiting for updates to be accepted and published. With a simple user interface design, drag and drop functionality, Fintense provides a single platform for retail, SME and corporate banks delivering automation and enhanced consumer experience for all consumer facing processes.

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Selecta, an AI-driven CRM software and ecosystem that aims to help both companies and their consumers get the most from their journey together by shifting to a data-driven way of doing business. This comprehensive application for multichannel, multi stakeholder data creates a single view. Once processes are defined, Selecta’s ML capabilities automate customer development, improving response time, accuracy and helping consumers make the right decisions, with the aim to increase loyalty and consumer experience. With personalization as an imperative, companies expand their engagement, campaigns and simplify their interactions to deliver employee and consumer benefits through real-time data sync and business process automation.

We are therefore developers and copyright holders of software products in the field of cybersecurity, financial and banking, retail and other areas. We rely on a combination of copyrights, trademarks, proprietary applications and source codes, trade secrets, confidentiality procedures and contractual provisions to protect our intellectual property.
We have a number of our and our subsidiaries’ trademarks registered in various countries and regions. These include submitted registrations for the “Noventiq” trademark in the EU, United Kingdom and all of our major markets. We also hold domain name registrations for the key websites of our brands, including “noventiq.com” and variations thereof, in several jurisdictions.
We regard our trademarks and other intellectual property rights as valuable assets and take appropriate action to protect and, when necessary, enforce them. See “Risk Factors — Risks Related to Regulatory, Legal and Intellectual Property Matters Affecting Noventiq — We may be unable to protect our intellectual property adequately”.
Noventiq’s Current Executive Officers
Name	Age	Position
Hervé Tessler	60	Chief Executive Officer
Sergey Chernovolenko	58	President & Chief Operating Officer
Gareth Tipton	52	Chief Compliance Officer & VP Legal, Governance & Compliance
Jerome “Jerry” Letter	49	Chief Financial Officer and Head of Corporate Development
Marina Shvoeva	43	Chief Human Resources Officer
Roy Harding	66	VP, M&A Integration
Andrew Morrison	56	SVP of Corporate Operations
Steven Salter	50	VP, Corporate Affairs
Atul Ahuja	49	Chief Technology Officer

Hervé Tessler — As a global senior executive with decades of international experience in a US publicly traded corporation, Hervé Tessler brings a wealth of experience to his role at Noventiq in building diverse, high-performing teams across multiple geographies and functions. Hervé is well-versed in driving results and leading initiatives on a global scale to transform international operations and company-wide functions.
In his previous positions as Executive Vice President and President of International Operations at Xerox which he held between 2017 to 2020, Hervé played a pivotal role in shaping Xerox’s strategic direction whilst concurrently leading operational teams across an extensive footprint encompassing more than 150 countries in Europe, the Middle East and Africa, Latin America, the Eurasian countries, and India. Before this role, Hervé held several other senior management positions in emerging markets and at corporate headquarters.
Hervé’s extensive global experience extends to his personal life, having lived and worked in five different countries spanning four different continents. Additionally, he is a board member of MusicBreeds.
Sergey Chernovolenko — Sergey Chernovolenko joined Noventiq as Global CEO in May 2018. During his tenure, he has been responsible for the exemplary growth of the company, the successful IPO in London in October 2021 and many of Noventiq’s strategic acquisitions. As Chief Operating Officer, he brings enormous energy, operational excellence and customer focus to all aspects of the business. Sergey has been working in the IT industry since 1997 and brings extensive international experience having held senior positions with Cisco as a Country Managing Director and at Xerox in various country and regional leadership positions around the world. He is based in Dubai and has degree in finance.
Gareth Tipton — Gareth is a highly accomplished senior executive with over 20 years’ experience in Information & Communication Technology (“ITC”), operating at board level across a range of public and private sector organizations. He is a powerful advocate for responsible corporate governance with in-depth knowledge of designing, implementing and managing effective risk frameworks, ethics and compliance programs and systems of corporate governance. Gareth has held various positions at BT Group plc 2004 – 2020, the most recent being a seven-year tenure as Group Director, Ethics, Compliance and Governance. Gareth has also served as Board Director at BT Law and EE. He has previously held positions at the Department for Work and Pensions, General Motors and Thomas Cook, among others. Gareth is an experienced Non-Executive Director and has a proven track record in managing complex, multi-jurisdictional transactions and large-scale transformational change programs. He has a pragmatic and motivational leadership style consistent with delivering excellent results, whilst maintaining an environment based on honesty, trust and professional integrity.
Jerry Letter — Jerry joined Noventiq as Chief Financial Officer and Head of Corporate Development in April 2024. Immediately prior to joining Noventiq, Jerry served as Chief Financial Officer and Chief Operating Officer of CGAC and Chief Financial Officer, Chief Operating Officer and a Partner at Corner Ventures and Chief Financial Officer at Corner Capital Management since 2021. Prior to joining Corner Ventures in February 2021, Mr. Letter served in various roles for Airbnb, Inc. (NASDAQ: ABNB) (“Airbnb”) from March 2017 until January 2021, including as a member of the company’s global leadership team as director of operations and finance and as the chief operations and financial officer for Airbnb’s luxury business unit, where he was responsible for home supply and quality, service product design, guest experience/hospitality, strategy, finance, and business operations. From 2005 to 2017, Mr. Letter served as a partner and the chief financial officer at InterMedia Partners, L.P. (“InterMedia”), a middle-market media and tech focused growth and private equity fund. At InterMedia, Mr. Letter led the sourcing and execution of multiple buy-side transactions while also utilizing operational expertise by working closely with portfolio company management to drive value creation post investment. While at InterMedia, Mr. Letter was also instrumental in executing a series of mergers creating Hemisphere Media Group, Inc. via the Azteca Acquisition Corporation, a special purpose acquisition company. Prior to that, he was a member of the initial executive management team at the Yankees Entertainment & Sports Network (YES Network) holding senior-level finance and management roles, and before that, he was based in Silicon Valley, where he served as director of finance at Exodus Communications, Inc., and as corporate controller of GlobalCenter Inc. Mr. Letter began his career at Arthur Andersen LLP becoming a Certified Public Accountant (currently inactive). Mr. Letter is a graduate of Indiana University and received his MBA from Columbia Business School.

Marina Shvoeva — Marina joined Noventiq in 2018 to lead our international and fast-growing HR team. During her time with Noventiq, Marina has led the integration and transformation projects, as well as coordinating the HR aspects of the Separation. Marina has a demonstrable track record for helping international organizations transform into mature, employee-centric companies. Specifically, her expertise is in achieving high levels of employee engagement, trust, and loyalty, while also reducing attrition, and empowering talent. With almost 20 years of experience managing multicultural and diverse HR global teams, Marina joined Noventiq after 13 years working in numerous senior HR roles at BBDO Group. Her main achievement there was introducing and developing a rich recognition feedback system to implement the organizational policies relating to employees´ dignity and respect, wellbeing, and fair treatment. She also spearheaded multiple initiatives relating to the professional growth and success of employees.
Roy Harding — Roy is a highly accomplished Senior Manager and operations expert with a results-driven approach. With over 30 years’ experience at Xerox Ltd, he possesses a powerful transformative style with the ability to conceptualize and implement strategy leading to a significant increase in brand positioning, growth and profit. Roy is a professional businessman with great experience in business development, stakeholder engagement, organizational efficiency, business planning and leadership development. During his career he has worked in the UK as well as Middle East & Africa, India, Asia Pacific including Japan, Europe, Latin America including Brazil, and Mexico.
Andrew Morrison — Since 2019, Andrew Morrison has been the Vice President of Noventiq Global Services responsible for building strategic relationships with vendors, providers and partners. Andrew graduated from Heriot Watt University in Edinburgh with a Master’s degree in Engineering. He has over 20 years’ experience in IT and BPO services, leading Global and International business development, portfolio management, sales and supply chain management. From 2009 to 2014, he held executive positions at Xerox Global Services based in the USA, returning to Europe in 2014 to lead the European Services business for Xerox. Andrew is an expert in solution and service development together with implementation in large, mid-size and small companies. He has extensive experience in the Government, Financial, Manufacturing and Commercial sectors in Europe, USA and emerging markets, having led numerous global and international deployments and transformation projects.
Steve Salter — As Vice President for Corporate Affairs at Noventiq, Steve is responsible for external communications, investor relations, and leading key strategic projects for the company. During his career, he has acquired a strong track record as a strategically-minded and results-driven professional with a focus on finance and growth operations. Steve joined Noventiq in 2021, bringing with him more than 10 years of experience in investor relations, and a wealth of knowledge in IT services and digital transformation from his years working with clients in aerospace and defense, technology, communications and media. Prior to Noventiq, Steve spent nearly 20 years with global professional services company, Accenture. During that time, he held a number of Finance Director roles in client and commercial finance. He led the IR program for Accenture across Europe and Asia, which was ranked #1 in IT Services by Institutional Investor. Steve is also an associate of the Chartered Institute of Management Accountants.
Atul Ahuja — Atul’s background is technology & business management from NMIMS in India, a premier and very prestigious institution. In 29 years of his professional career with global tech companies like Microsoft, Citrix, and Tata Infotech (formerly Tata Unisys), Atul worked extensively with industries like banking and insurance, technology, automotive and retail and developed strong tech solutions helping organizations transform and automate for better growth. His deep understanding of technology and its mapping to business outcomes has contributed in establishing long-term business relationships with CxO community. At Noventiq, Atul started the India journey in 2014 and built the business from zero and was instrumental in the growth of India business as well, both pre-acquisition and post-acquisition. His experience in building and growing business within Noventiq spans across India, APAC, and Middle East & Africa region.
Facilities
Our headquarters are located in London. We also conduct sales, services and administrative activities in various leased locations throughout the world.

The following table sets forth certain key facts regarding certain of our properties as at September 30, 2023.
Location	Owned/leased	Key functions	Approximate area (square meter)
London, United Kingdom	Leased	Headquarters	114
Noida, India	Leased	Delivery center	1,858
Legal Proceedings
At any given time, we may be party to litigation or subject to non-litigated claims arising out of the normal operations of our global business. There have been no governmental, legal or arbitration proceedings (including any such proceedings which are pending or threatened of which the Company is aware) during the 12 months preceding the date of this Prospectus which may have, or have had in the recent past, a significant effect on the Company and/or the Group’s financial position or profitability.
Environmental, Social and Governance
We aim to embed environmental stewardship in all of our activities, and have an environmental policy with the aim to (i) ensure our environmentally sound and sustainable development in the short and long term and (ii) minimize any negative impact on the environment.
Corporate social responsibility projects are an indispensable part of our activities. We continue to add socially beneficial projects to our record, with a primary focus on helping especially vulnerable groups, such as orphaned or disadvantaged children, the elderly and disabled. We support our local communities in the markets in which we operate by helping to meet basic nutritional needs and by providing opportunities to improve education and tech literacy. For example, Noventiq India is in partnership with Annamrita Foundation, which supports midday meals for hundreds of schoolchildren in Mumbai.
We are a diverse company, with employees from various countries and nationalities. We are focused on bringing the best possible practices of equality and inclusion to our corporate environment. We are also consistently working on improving our gender mix.
We consider governance practices to be essential to creating and preserving value for our shareholders and other stakeholders. This includes a sound approach to corporate governance that aims to comply with all applicable laws, rules, regulations and policies, as well as adherence to corporate values and business principles. Our governance is underpinned by a robust Corporate Ethics and Compliance Code, the “Noventiq Way”, that outlines key principles and rules to help the Board of Directors and employees exercise their responsibilities and serve our interests and the interests of our shareholders and society. We also maintain a “Speak Up” channel that provides an alternative and anonymous method of reporting suspected compliance violations, unlawful or unethical behavior, or fraud.

NOVENTIQ’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion and analysis should be read in conjunction with “Presentation of Financial Information — Noventiq,” “Summary Historical Financial Information of Noventiq” and the consolidated financial statements and notes thereto of Noventiq included elsewhere in this proxy statement/prospectus.
This discussion contains forward-looking statements reflecting Noventiq’s current expectations, estimates and assumptions concerning events and financial trends that may affect Noventiq’s future operating results and financial position. Actual results and the timing of events may differ materially from those contained in or implied by these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” all of which are difficult to predict. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. Noventiq does not undertake any obligation to publicly update any forward-looking statements except as otherwise required by applicable law.
Unless otherwise indicated or the context otherwise requires, references in this section to “we,” “our,” “us,” “the Group,” “the Company” and similar terms are to Noventiq Holdings Plc before the Business Combination.
OVERVIEW
We are a leading global solutions and services provider in digital transformation and cybersecurity, headquartered in London. We enable, facilitate and accelerate the digital transformation of our customers’ businesses, connecting over 80,000 organizations across a comprehensive range of industries with more than 600 vendors and delivering our own services and proprietary solutions. With approximately 6,449 employees globally as at September 30, 2023, we transact in approximately 60 countries with significant growth potential (including in Latin America, EMEA and APAC, including India), addressing the entire range of our customers’ IT and digital needs, and are positioned at the center of the digital transformation megatrend. We believe we are differentiated by our market footprint, advanced technology capabilities and portfolio breadth, as well as by our advanced relationships with the world’s leading technology providers, starting with Microsoft.
We believe our value is three-fold. We connect the solutions and services of vendors, as technology providers, with the business requirements of customers, making sure that the right solution is deployed in the right way to solve the right problem for customers. By doing this, we create value for customers and for vendors. Furthermore, our own portfolio of methodologies, services, tools and own IP, such as our AI products, allows us to create additional value for our customers as they transform or operate in an increasingly digital economy.
We deliver solutions and services through three product lines:
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Software & Cloud (which represented 30.0% of revenue and 48.1% of gross profit for the year ended March 31, 2023, and 29.0% of revenue and 45.0% of gross profit for the six months ended September 30, 2023), comprising (i) software solutions, which incorporate traditional licensing and subscription agreements for a full range of software products, including operating systems, virtualization, cybersecurity, business productivity, creativity, education and other, from many blue-chip software vendors, such as Microsoft, Adobe, Autodesk, Check Point, Cisco, Oracle, Veritas and VMWare; and (ii) multi-cloud solutions, which incorporate a diverse portfolio of cloud computing services, including public cloud, dedicated private cloud and hybrid cloud solutions based on leading vendor technologies and services, including Microsoft Azure, AWS and Google Cloud Platform, and our own software, including Weaver.

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Services (which represented 41.7% of revenue and 41.0% of gross profit for the year ended March 31, 2023, and 43.5% of revenue and 44.6% of gross profit for the six months ended September 30, 2023), comprising an extended suite of cybersecurity services, future workplace, IT infrastructure and multi-cloud deployment, transformation and management, digital solutions and SAM, as well as next generation services, such as software development and application engineering, and co-innovation with customers using AI, ML and other technologies.

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Hardware (which represented 28.3% of revenue and 11.0% of gross profit for the year ended March 31, 2023, and 27.5% of revenue and 10.4% of gross profit for the six months ended September 30, 2023), offering the required capabilities to provide and deploy a full range of workplace, data center and network infrastructure solutions, from innovating with the customer to supporting their technology estate, utilizing hardware offerings from leading vendors, including, among others, Apple, Cisco, Dell Technologies, Hewlett Packard Enterprise and HP Inc.

We have historically focused on and developed expertise in emerging markets in order to capitalize on their significant growth potential on the back of the accelerated digital transformation trend. In doing so, we have expanded into further markets, establishing a new presence in eight countries in the last financial year ended March 31, 2023. We also seek to expand our presence and offerings in our main markets, invest in our service capabilities and strengthen our partnerships with key vendors that support our growth strategy. Our efforts have resulted in broad based geographic growth for the year ended March 31, 2023, with double digit revenue growth in all four regions (APAC (including India), EMEA, LATAM and RoE). For the six months ended September 30, 2023, growth declined in the LATAM geographic segment mainly due to the completion of certain government contracts in the region. Growth moderated to single digits in the RoE geographic segment due to adverse macro-economic developments affecting certain countries in the geographic segment and the revenue contribution from a one-off tender in the comparative period.
With our substantial direct sales organization, NDP and developing indirect sales engine, we use a spectrum of channels to cater to every type of customer and interaction. Our platform offers managed services and subscription management solutions that automate and simplify customer engagement, administration and management while enhancing customer experience, visibility and control. NDP is a proprietary and differentiating platform consisting of (i) ActivePlatform (subscription management), (ii) a CMP that provides cloud asset management and managed services and (iii) our e-commerce store. We are well positioned to further capitalize on the changing B2B procurement approaches by customers, the growing vendor landscape, the increasing importance of the multi-cloud approach and the subscription licensing model.
We benefit from strong relationships with our vendors. Microsoft is our most notable vendor, with whom we have collaborated for over 25 years. Microsoft is a strategic technology vendor in digital transformation for the vast majority of organizations, and it delivers the technology that underpins most modern enterprises’ digital architecture. Because of our advanced relationship with Microsoft, we receive a number of benefits, including (but not limited to) dedicated staff, investment in marketing and go-to-market strategy, access to multi-year structured growth programs and access to certain information ahead of other partners. In return, Microsoft benefits from our experience in delivering and properly deploying its products to a broad customer base. For the year ended March 31, 2023 and the six months ended September 30, 2023, gross profit from sales of Microsoft products constituted 33.8% and 36.3% of our total gross profit, respectively.
We also maintain robust relationships with other key vendors, including Adobe, Apple, AWS, Cisco, Dell Technologies, Google, Hewlett Packard Enterprise, HP, IBM, Oracle and a range of cybersecurity technology providers. These relationships often span decades and multiple geographies. We offer our vendors value by delivering their solutions to the market, leveraging our technical knowledge, cultivating strong customer relationships and achieving shared growth. We have obtained an advanced partner status with many of our key vendors. By matching vendors’ capabilities with our services in an efficient way, we create, deliver, continuously develop, manage and secure the entire digital infrastructure required for our customers’ digital transformation.
We have a long-standing track record of double-digit organic growth, supplemented by strategic acquisitions focused on expansion of our market reach and sales channels, portfolio and capabilities. From the year ended March 31, 2022 to the year ended March 31, 2023, we delivered 62.2% growth in revenue on a reporting currency basis and 70.7% growth in revenue on a constant currency basis, outperforming the market over the same period. Additionally, our revenue has increased on a reporting currency basis and a constant currency basis by 36.4% and 41.4%, respectively, in the six months ended September 30, 2023 compared to the six months ended September 30, 2022. Our gross profit has also grown at 50.9% and 60.6% on a reporting currency basis and constant currency basis, respectively, from the year ended March 31,

2022 to the year ended March 31, 2023 and by 25.3% and 32.6% on a reporting currency basis and constant currency basis, respectively, in the six months ended September 30, 2023, compared to the six months ended September 30, 2022. Our share of recurring revenue was 19.1% of our total revenue for the year ended March 31, 2023, and 19.6% of our total revenue for the six months ended September 30, 2023. While recurring revenue increased by 20.5% for the year ended March 31, 2023, its share as a percentage of total revenue decreased compared to the year ended March 31, 2022 due to the impact of increased Hardware and Services revenue from companies acquired in year ended March 31, 2023 in the amount of $85.9 million, or 55.8% of total revenue growth, the impact of full year contribution of companies acquired in the year ended March 31, 2022 to Hardware and Service revenue amounting to $37.9 million, or 24.6% of total revenue growth, and organic Hardware and Services growth amounting to $34.3 million, or 22.3% of total revenue growth, which impacted the mix of business lines within total revenue. We believe that we are well positioned to further scale our business going forward through market penetration, product portfolio and sales channel expansion.
For the years ended March 31, 2022 and 2023, our revenue was $248 million and $402 million, respectively; our gross profit was $117 million and $176 million, respectively; and our Adjusted EBITDA (excluding share based compensation) was $35 million and $30 million, respectively. For the six months ended September 30, 2022 and 2023, our revenue was $161 million and $220 million, respectively; our gross profit was $75 million and $94 million, respectively; and our Adjusted EBITDA (excluding share based compensation) was $5 million and $14 million, respectively.
NON-IFRS FINANCIAL MEASURES
We report our financial results in accordance with IFRS; however, we believe that certain non-IFRS financial measures provide useful information in measuring the operating performance and financial condition of the Noventiq and are used by management to make decisions. Management believes this information presents helpful comparisons of financial performance between periods by excluding the effect of certain non-recurring items.
Apart from gross profit, these non-IFRS financial measures are based on our estimates and are not part of our audited, consolidated financial statements and have not been audited or otherwise reviewed by external auditors. These measures do not have a standardized meaning prescribed by IFRS and therefore they may not be comparable to similarly titled measures presented by other companies, and they should not be considered in isolation or as a substitute for measures of financial performance reported in accordance with IFRS.
For reconciliations to the most directly comparable IFRS measure, see “Summary Historical Financial Information of Noventiq — Non-IFRS Financial Measures.”
Constant currency (CCY) metrics
	Six months ended September 30,		Year ended March 31,
	2023	2022	2023	2022
	(in thousands of U.S. dollars, unless otherwise indicated)
Revenue	219,757	161,105	401,765	247,726
Revenue growth	36.4%	—	62.2%	—
Revenue growth, CCY	41.4%	—	70.7%	—
Gross profit	93,810	74,887	176,142	116,743
Gross profit growth	25.3%	—	50.9%	—
Gross profit, CCY	99,308	79,840	187,544	118,125
Gross profit growth, CCY	32.6%	—	60.6%	—
The results of our subsidiaries are measured in the currency of the primary economic environment in which the subsidiary operates (its functional currency) and are then translated into U.S. dollars (the reporting currency) for presentation of our financial results in the consolidated financial statements. Any financial measures presented in this proxy statement/prospectus on a “reporting currency basis” are therefore presented as reported in our financial results in the consolidated financial statements, translated into U.S. dollars using the daily exchange rates quoted by local central banks and Thomson Reuters and averaged monthly. Any balance sheet item is translated into U.S. dollars using period end spot rate.
Because movements in foreign exchange rates impact our financial results, we present certain financial measures on a “constant currency basis” or “CCY”, including revenue growth and gross profit growth. For additional information on the impact of foreign exchange rate fluctuations on our financial results, see “— Significant Factors Affecting Results of Operations — Foreign exchange rate fluctuations.”
Financial measures presented on a constant currency basis have been derived by applying average annual foreign exchange rate of the previous year (“T-1”) to determine the constant currency figure for any year (“T”). This methodology is applied for every country of operations using local country foreign exchange rates and translating to constant currency U.S. dollar numbers before consolidating at the Group level.
Although we do not believe that measures presented on a constant currency basis are a substitute for IFRS measures, we believe that reporting in constant currency reflects our performance more accurately as it eliminates the effect of U.S. dollar exchange rate fluctuations. Accordingly, the financial measures presented on a constant currency basis should be read in conjunction with the information provided in the audited consolidated financial statements included elsewhere in this proxy statement/prospectus. For a reconciliation of these metrics to the most directly comparable IFRS measure, see “Summary Historical Financial Information of Noventiq — Non-IFRS Financial Measures.”
Adjusted EBITDA (excluding share based compensation), Adjusted EBITDA (excluding share based compensation) growth and Adjusted EBITDA (excluding share based compensation) margin
	Six months ended September 30,		Year ended March 31,
	2023	2022	2023	2022
	(in thousands of U.S. dollars, unless otherwise indicated)
Profit/(loss) for the year/period from continuing operations	(28,116)	(22,889)	(34,442)	(8,928)
Adjusted EBITDA (excluding share based compensation)	13,957	5,014	30,007	35,106
Adjusted EBITDA (excluding share based compensation) growth	178.4%	—	(14.5)%	—
Adjusted EBITDA (excluding share based compensation) margin	6.4%	3.1%	7.5%%	14.2%
Adjusted EBITDA (excluding share based compensation) and Adjusted EBITDA (excluding share based compensation) margin are key performance measures that management uses to assess our operating performance, generate future operating plans and make strategic decisions regarding allocation of capital. Adjusted EBITDA (excluding share based compensation) is defined as profit before interest, income tax expense, depreciation and amortization, foreign exchange gain, net financial income and expenses, property and equipment write-off, IPO-related bonus, employee termination write-offs and other items that we consider to be non-recurring or one-off (including penalties and acquisition-related expenses). Adjusted EBITDA (excluding share based compensation) growth is defined as the period-on-period growth of Adjusted EBITDA (excluding share based compensation). Adjusted EBITDA (excluding share based compensation) margin is defined as Adjusted EBITDA (excluding share based compensation) for the period divided by revenue for the period. For a reconciliation of Adjusted EBITDA (excluding share based compensation) and Adjusted EBITDA (excluding share based compensation) margin to the most directly comparable IFRS measure, see “Summary Historical Financial Information of Noventiq — Non-IFRS Financial Measures.”

Recurring revenue
	Six months ended September 30,		Year ended March 31,
	2023	2022	2023	2022
	(in thousands of U.S. dollars)
Recurring revenue	43,079	34,984	76,758	63,726
We define recurring revenue as revenue generated by software subscription, third-party cloud resale products and our own cloud solutions, which reflects the portion of our revenue that is expected to continue in the future. Recurring revenue is generated through multi-period contracts and invoiced with regular intervals, such as monthly, quarterly or annually. We believe recurring revenue is useful for assessing the stability and predictability of our revenue streams and identifying trends affecting our business. For a reconciliation of recurring revenue to the most directly comparable IFRS measure, see “Summary Historical Financial Information of Noventiq — Non-IFRS Financial Measures.”
Net debt
	As at September 30,	As at March 31,
	2023	2023	2022
	(in thousands of U.S. dollars)
Net debt	3,827	68,028	185,297
Net debt is defined as our interest bearing loans and borrowings, obligations under finance leases less cash and cash equivalents. For a reconciliation of net debt to the most directly comparable IFRS measure, see “Summary Historical Financial Information of Noventiq — Non-IFRS Financial Measures.”
SIGNIFICANT FACTORS AFFECTING RESULTS OF OPERATIONS
We believe that the following key factors have affected our results of operations for the six months ended September 30, 2023 and the years ended March 31, 2023 and 2022 and will likely continue to affect our results of operations in the future.
Market growth and trends
Our ability to generate gross profit is significantly affected by trends and developments in the software, hardware, cloud and services segments of the IT market globally and in the markets in which we operate. Our business has been supported by robust market growth in these areas in recent years.
Growth in our markets is driven by a number of trends, including the growing strategic significance of technology for organizations as every interaction is becoming progressively digital and all activities and operations are becoming increasingly software, data and AI driven. Organizations use digital transformation to improve efficiency, create new revenue streams and reduce their time to revenue. Digital technologies also allow many of the organizations in our markets to expand their reach by allowing them to compete remotely in markets where they are not physically present. The complexity of technology is also rapidly increasing for organizations as they face (i) growing speed and agility requirements, (ii) a number of different business models through which they can procure IT services and solutions, (iii) growing requirements to demonstrate return on information, whereby organizations acquire and generate increasingly larger amounts of information and seek to use this information for better insights and more efficient actions enabled by classifying and generative AI, and (iv) an expanding number of purchasing points inside organizations, as many of those business models enable a wider range of organizations to access and procure IT solutions. For example, subscriptions for software and cloud infrastructure, as relatively new business models, are more and more frequently replacing on-premises installations. These models allow organizations to be agile but make such organizations’ IT estate and assets more difficult to manage and keep secure. These trends not only drive spending on software, cloud and cybersecurity products but also lead to rising demand for the services of third-party technology solutions providers, like us, that are able to help organizations design, buy, implement, build, manage and regularly optimize and orchestrate their IT estate and information and data repositories, as well as protect them from growing cyber threats.
We expect that these trends will continue to drive market growth in the near- and medium-term future. The global IT market in which we operate is forecasted to grow at a CAGR of approximately 8%, from an estimated $3.8 trillion in 2021 to an estimated $5.3 trillion in 2025 (Source: AMR International). Furthermore, our actual addressable market (representing software, hardware, cloud and services spend across the addressable emerging markets of emerging APAC (including India), LATAM (including Brazil), RoE and emerging EMEA is forecasted to grow at approximately 9% per year, from an estimated $355 billion in 2021 to an estimated $497 billion in 2025, outperforming the global IT market spend (Source: AMR International). We believe that we are well positioned to capture an increasing share of this growing market, particularly in high-growth segments, such as cloud.
Growth of customer base
The expansion of our customer base and our share of wallet of existing customers is a key driver of our revenue. Revenue increased by 62.2% from $248 million for the year ended March 31, 2022 to $402 million for the year ended March 31, 2023. Revenue increased by 36.4% from $161.1 million for the six months ended September 30, 2022 to $219.8 million for the six months ended September 30, 2023.
We have low levels of customer concentration with no more than 4% of our total billings for the years ended March 31, 2022 or 2023 generated by a single customer. Equally, our largest customer accounted for less than 2% of total gross profit over the same periods. We believe that the diversification of our customer base has helped to underpin growth in gross profit. The balance of customers across geographies, industries and sectors (including both private and public) increases our resilience and provides us with opportunities for growth through economic cycles.
The expansion and development of our customer base has also been driven by the growth of our sales team, which has increased from 575 employees as at March 31, 2022 to 819 employees as at March 31, 2023 and 826 employees as at September 30, 2023. In addition, account managers and other sales personnel aim to establish and develop close relationships with customers’ purchasing decision makers, especially those who rely on digital technologies in their work, so that we become their preferred provider of digital transformation solutions and services. Therefore, we believe that our results of operations are dependent, in part, upon being able to attract, recruit and retain high quality employees who, in turn, are able to develop a loyal customer base willing to increase their spend with us over time. See also “— Employee efficiency and personnel retention” below.
As customer relationships mature, customers typically will purchase additional, and more complex, products and services, generally resulting in increased spend over time. Our sales and account management teams work to better understand their technology requirements and to introduce those clients to new solutions as technology progresses. This supports the upselling and cross-selling of additional products and solutions to our existing customer base.
Recurring revenue and other forms of repeated revenue
We define recurring revenue as revenue generated by software subscription, third-party cloud resale products and our own cloud solutions, which reflects the portion of our revenue that is expected to continue in the future. Recurring revenue is generated through multi-period contracts and invoiced with regular intervals, such as monthly, quarterly or annually. Additionally, the company has a number of managed service contracts such as multi-year support engagements and hardware-as-a-service arrangements.
The solutions offered to our customers increasingly include subscription-based software products and cloud services which provides an opportunity for us to increase the proportion of our gross profit base derived from annuity-type revenue streams, including the provision of proprietary solutions. Our increasing share of wallet of existing customers is reflected in our strong recurring revenue which represented 25.7% of revenue for the year ended March 31, 2022, 19.1% of revenue for the year ended March 31, 2023 and 19.6% of revenue for the six months ended September 30, 2023. While recurring revenue increased by 20.5% for the year ended March 31, 2023, its share as a percentage of total revenue decreased compared to the year ended

March 31, 2022 due to the impact of increased Hardware and Services revenue from companies acquired in year ended March 31, 2023 in the amount of $85.9 million, or 55.8% of total revenue growth, the impact of full year contribution of companies acquired in the year ended March 31, 2022 to Hardware and Service revenue amounting to $37.9 million, or 24.6% of total revenue growth, and organic Hardware and Services growth amounting to $34.3 million, or 22.3% of total revenue growth, which impacted the mix of business lines within total revenue.
Furthermore, the high levels of recurring revenue is another indication of the evolution of our highly satisfied and loyal customer base.
Vendor relationships
Our ability to generate and increase our gross profit is significantly impacted by the financial position and growth of our vendors and their ability to continue to provide products and services that our customers want to buy. We have established many long-standing relationships with key vendors and transacted technology of more than 600 vendors as of September 30, 2023. We are a trusted advisor to our customers for Microsoft products and services with nearly 30 years of partnership, and Microsoft sales have been a significant source of our revenue in the past. Gross profit from sales of Microsoft products was $59.6 million for the year ended March 31, 2023, accounting for 33.8% of our total gross profit. Additionally, gross profit from sales of Microsoft products was $34.1 million for the six months ended September 30, 2023, accounting for 36.3% of our total gross profit. Gross profit from sales of our other vendors’ products was $44.4 million for the year ended March 31, 2023 and $17.9 million for the six months ended September 30, 2023, accounting for 25.2% and 19.1% of our total gross profit for the year ended March 31, 2023 and the six months ended September 30, 2023, respectively. Microsoft products are expected to continue to contribute a significant percentage of our gross profit going forward, in part due to Microsoft’s importance to modern enterprises.
The fee arrangements between us and our vendors change periodically, and such changes can also have an impact on our gross profit. The changes to fee structures are generally aimed at incentivizing us towards targeting key areas of growth identified by vendors (such as revenue growth in certain product or service areas, new customers acquired or contract renewals), and we have been able to respond effectively to these changes in the past as evidenced by our rate of gross profit growth over the previous three financial years. Changes to fee arrangements by Microsoft have the largest impact on us, and Microsoft makes changes to its fees structure annually, with the majority of such changes typically coming into effect on October 1 of each year. Recent changes included significant investments in incentives for partners to increase customers’ consumption of Microsoft Cloud and the brand-new offering for AI, analytics and app innovation. This is coupled with streamlined access to funds aimed at improving deal velocity. Occasionally, Microsoft has introduced reduced general account services and transaction fees in relation to enterprise agreements with the aim of further incentivizing us to focus on CSP agreements and drive usage and adoption of Microsoft Cloud products, with a focus on advanced workloads. While the reduction in transactional fees related to enterprise agreements may have an adverse impact on our gross profit generated from reselling these agreements, we believe any such impact could be offset by our ability to shift focus towards higher margin CSP agreements, as well as by increasing sales of Microsoft cloud services to new and existing customers and our ability to increase the usage of cloud workloads by end customers.
Vendors may also offer us region or product-specific growth programs, such as forward investing in our headcount and marketing engine so we can disproportionately grow the targeted segment. These investment programs also have an impact on our financial performance. For example, we have benefitted from a strategic program with Microsoft providing incremental rebates and funding for dedicated headcount investments and geographic and capability expansion. We also have received enhanced funding or rebates associated with securing advanced specializations such as Microsoft MSP Expert Status. In addition, we have recently secured a similar enhanced package of benefits through a Global Strategic Collaboration with AWS from which we expect to benefit in 2024. Our eligibility for, and the amounts we receive under, incentive programs are typically subject to the achievement of certain goals and require compliance with the terms of these programs.
Going forward, we aim to improve our profitability by expanding the portfolio we supply to our customers beyond our current vendors’ solutions and by extending customer engagement with our services.

We believe this will allow us to reduce the cost of new business by supplying existing customers with additional solutions and services, therefore amortizing customer acquisition and management costs across wider revenue and gross profit.
Impact of M&A
Our results of operations have been and are expected to continue to be affected by strategic M&A activity. We have recently completed a number of strategic acquisitions, with the aim to expand geographically or enhance our capabilities in certain technology and service areas and to strengthen our sales channel and our talent pool. These acquisitions include:
•
In December 2020, we agreed to acquire a 63.4% stake in the German company Softline AG. We consolidated the results of Softline AG from 10 December 2020, the date on which control was obtained, in accordance with IFRS 10. In December 2023, the outstanding shares of Softline AG were delisted from the Frankfurt Stock Exchange and we have agreed to purchase the remaining minority interest to become the sole shareholder. This transaction is expected to be completed in the fourth quarter of the financial year ended March 31, 2024, subject to obtaining all necessary corporate and regulatory approvals.

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In January 2021, we completed the acquisition of a 79.9% stake in Embee, an Indian IT company specializing in cloud services, software licensing, cybersecurity and system integration services. This transaction brought our total stake in Embee to 94.8%, when added to the 14.9% acquired in June 2020. We acquired the remaining stake in Embee in January 2023.

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In July 2021, we acquired a 75% stake in Belitsoft, a custom software development services provider formerly based in Belarus with an international customer footprint (approximately 90% of revenue from outside their original market, including from the United Kingdom, the United States, Israel and Denmark). We have agreed to acquire the remaining stake in 2025.

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In September 2021, we acquired Squalio’s licensing business operations based in Estonia, Lithuania, Latvia and Belarus. Squalio is a leading IT solutions provider operating predominantly across Eastern Europe and with a customer footprint in Western Europe and other geographies.

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In August 2021, we entered into a sales and purchase agreement on acquisition of 51% of share capital in Digitech, a leading IT solutions provider operating in Egypt and one of the leading and fastest growing Microsoft partners in the country. We consolidated the results of Digitech from August 6, 2021, when the purchasing agreement was signed and control was obtained, in accordance with IFRS 10. We acquired the remaining shares in Digitech in January 2023.

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In February 2022, we closed the acquisition of a majority stake in SoftClub, a specialist in the rapidly-growing industry of financial technology, and the largest developer in Central and Eastern Europe of integrated solutions for banks, e-commerce, and stock exchanges.

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In February 2022, we acquired Umbrella Infocare, a market-leading cloud services company and AWS Premier Consulting Partner based in Delhi, with a team of over 200 cloud professionals.

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In September 2022, we entered into a sale and purchase agreement for 100% of the shares in charter capital of Mbicycle, a custom software development companies headquartered in Kazakhstan, and we finalized the acquisition in October 2022.

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In October 2022, we entered into a sale and purchase agreement for 80% of the shares in charter capital of Alabs, a private company with the headquarters in Kazakhstan engaged in software development services.

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In July 2022, we entered into a sale and purchase agreement for 100% of the shares of Seven Seas Technology, a leading system integrator, Microsoft technology player and ICT solution provider in the UAE, significantly bolstering our presence in the Middle East and, in November 2022, we closed the acquisition.

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In August 2022, we entered into a sale and purchase agreement for 100% of the shares in charter capital of Makronet, a leading Microsoft CSP partner in Turkey and, in December 2022, we closed the acquisition.

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In October 2022, we entered into a sale and purchase agreement to obtain 100% control of the shares in charter capital of Value Point Systems, an Indian digital infrastructure and cybersecurity solutions and services provider with more than 1,200 employees and, in December 2022, we closed the acquisition.

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In July 2022, we entered into a binding agreement whereby, for a deferred consideration, the acquired rights to a loan were to be contributed to New Frontier Holding, the owner of Saga Group, a Serbian software and digital solutions leader, bringing 400 people to our team and adding Saga’s AI intellectual property to our portfolio, in exchange for 90% of its shares. In February 2023, we completed the acquisition.

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In November 2022, Squalio entered into an agreement on transfer of undertaking whereby Squalio acquired a business consisting of employees and contracts (“Workforce”). This transaction was accounted for using the acquisition method. The results of operations of Workforce are included in the consolidated financial statements from the date of acquisition of control, November 30, 2022. We acquired Workforce as part of our EMEA segment, in the Squalio business unit.

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In December 2022, we entered into a sale and purchase agreement to obtain 100% control of the shares in charter capital of G7 CR Technologies, India’s leading MSP for Azure-based cloud solutions, offering services from advisory to migration, implementation, security, and optimization, among others. We closed the acquisition in March 2023.

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In May 2023, we acquired 100% of the shares in Pacifica, a Kazakhstani provider of cybersecurity solutions and services, with a focus on design and implementation of cybersecurity systems, cybersecurity systems maintenance services and technical support, audit and consulting services and cybersecurity education.

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In January 2024, we signed an exclusive distributor agreement with Secureend, granting us the exclusive right to promote and sell Secureend software products and services in Turkey and Azerbaijan.

Acquisitions affect our results of operations in several ways. First, our results for the period during which an acquisition takes place are affected by the inclusion of the results of the acquired businesses in our consolidated results. As acquired businesses are consolidated from the date of their acquisition, the full annual impact of an acquisition is only reflected in our financial statements in the subsequent fiscal year (or interim period as relevant), once acquired businesses are owned for a full reporting period. In addition, we have historically been able to augment and accelerate our organic growth through such M&A activity, targeting acquisitions with a highly value-accretive “platform” effect. This allows substantial up-sell opportunities from replicating and scaling newly acquired expertise across our international footprint and cross-sell opportunities from taking our broad range of offerings to newly acquired customers.
Companies acquired in the year ended March 31, 2023 generated $95.3 million of revenue and $34.2 million of gross profit following consolidation, which represented 62% and 56% of year-on-year growth in revenue and gross profit, respectively. Companies acquired in the six months ended September 30, 2023 generated $0.9 million of revenue, $1.7 million of gross revenue and $0.5 million of gross profit following consolidation, which represented 0.2% and 0.5% of period-on-period growth in revenue and gross profit, respectively. For additional information on the impact of significant acquisitions in the years ended March 31, 2023 and 2022 and for the six months ended September 30, 2023, see Note 37 to the audited consolidated financial statements and Note 3 to the unaudited condensed consolidated interim financial statements as of and for the six months ended September 30, 2023, included elsewhere in this proxy statement/prospectus.
We plan to continue to pursue strategic acquisitions that we believe will complement our capabilities or that expand our scale or market footprint, and we currently have over 15 potential targets under review. The impact of acquisitions on our financial condition and results of operations will depend on our ability to identify and acquire target businesses and assets that fulfil these criteria, integrating them into our business, and realizing the targeted synergies and other expected benefits of the transactions.
Macroeconomic conditions
Our results of operations are affected by general macroeconomic conditions and economic cycles globally and in the markets in which we operate. Macroeconomic conditions and economic cycles affect both the level of demand for our services and solutions and the prices at which they can be sold. Actual or anticipated improvements in economic conditions generally result in higher IT spending, in particular by our private sector customers, as businesses expand their operations as a result of higher business volume or otherwise invest in new IT initiatives and technologies. These developments can also help support upward price movements. Conversely, a prolonged slowdown in the global economy or in a particular region or business or industry sector may cause customers to delay or forgo upgrades or additions to their existing IT environments, licensing new software or purchasing services, which can put downward pressure on prices. However, even in slower times, IT and digital transformation can still attract investment as organizations seek to benefit from the possible cost reductions, acceleration of revenue and other efficiencies these services can provide.
In recent periods, a higher inflationary environment, both in the markets in which we operate and globally, has had, and may continue to have, an impact on our operating expenses. See “— Effective cost management” below. In addition, geopolitical events caused by the war in Ukraine resulted in business slowdown in a limited group of neighboring countries and led to a decrease in operating profit of $7.0 million from the year ended March 31, 2022 to March 31, 2023 and a decrease in Adjusted EBITDA (excluding share based compensation) of $13 million from the year ended March 31, 2022 to March 31, 2023. In addition, we have, and expect to continue to have, operations in and provide certain services to customers in Belarus. After giving effect to the disposition of a business unit, in the six months ended September 30, 2023 and 2022 and the years ended March 31, 2023 and 2022, our ongoing business in Belarus generated 11%, 13%, 11% and 8% of our total revenue, respectively, and 14%, 16%, 13% and 9% of our total gross profit, respectively. If Belarus were to take a more active role in the conflict in Ukraine or should the military conflict expand to Belarus, our operations and our customers’ operations in Belarus could be impacted, which could have an adverse impact on our revenue and profitability. In addition, Belarus is currently targeted by certain economic and financial sanctions and the introduction of broader economic sanctions against individuals, entities or industries in Belarus, or any negative perception of companies that continue to conduct business in Belarus, could damage our reputation and our relationships with vendors and customers and could require us to discontinue our operations in Belarus, any of which could adversly impact our revenue and profitability. See “Risk Factors — Risks Related to Noventiq’s Business and Operations — Weak economic conditions or prolonged economic and political uncertainties globally and in the markets in which we operate could have a material adverse effect on our business, financial condition, results of operations and prospects” and “Risk Factors — Risks Related to Regulatory, Legal and Intellectual Property Matters Affecting Noventiq — Our operations are subject to sanctions, anti-bribery and corruption, money-laundering and antitrust laws and regulations.”
We believe that having a broad mix of customers, including across the private and public sectors in a number of markets, increases our resilience when faced with turbulent economic cycles and provides us with potential opportunities for growth even during periods of general economic downturn.
Employee efficiency and personnel retention
The continued development of our employees and high retention rates are significant factors affecting our financial performance. We view our employees as central to our business and a key differentiator, with one global team — “One Noventiq” — and an inclusive, engaged and inspiring culture with sales and services central to our business. We had approximately 6,449 employees as of September 30, 2023, comprising 942 sales and marketing specialists, 4,553 services specialists (including engineers, developers and other IT specialists) and 954 back office and administrative staff.
Our future success will further depend significantly on our ability to continue to hire, train, retain and effectively incentivize skilled employees who have significant technical and business knowledge in software, cloud and technology services. Approximately two-thirds of our labor costs are fixed expenses. In particular, our ability to further grow gross profit from our solutions and services is dependent on our success in training and empowering our salesforce to effectively sell such offerings. We believe that continued investment in our talent, both through new hires and incentivizing and developing existing employees, will have a positive impact on our ability to increase gross profit from both new and existing customers. Our key initiatives to further improve employee efficiency include, among others, sales training, new CRM and marketing automation tools based on a leading low-code/no-code platform that allows for increased automation and the deployment of innovative solutions, such as AI tools and a Configure, Price, Quote toolset to optimize pricing, as well as workforce training with an emphasis on personal development and sales enablement programs.
For a further discussion of our employee culture and our approach to personnel retention, see “Business of Noventiq — Key Strengths — 6) We are a people-first organization, with an inclusive culture, industry-leading talent and exceptional local access” and “Business of Noventiq — Talent”.
Effective cost management
We seek to tightly manage our selling, general and administrative expenses through a strong focus on operating expenditure efficiency, including by hiring back-office personnel in lower-cost jurisdictions, introducing remote and mobile working practices and significantly automating routine processes. In addition, we benefit from a lower-cost talent pool in the emerging markets in which we operate, with the average cost per IT engineer being significantly lower in India and Vietnam than in more developed markets, such as the United States.
Cost of compensation to employees comprises the largest proportion of our selling, general and administrative cost base, accounting for 62.8%, 63.3% and 64.9% of selling, general and administrative expenses for the six months ended September 30, 2023 and the years ended March 31, 2023 and 2022, respectively. These costs include base salaries, bonuses and social taxes. While we benefit from a lower-cost talent pool in the emerging markets in which we operate, as described above, the shift in working practices due to the increase in remote work opportunities in recent years has increased competition for experienced personnel in emerging markets and is expected to continue to increase competition for experienced personnel. In addition, the rise in energy and commodity prices has increased inflationary wage pressures in the markets in which we operate and globally. In connection with these trends, we have seen and expect to continue to see wage inflation for experienced personnel. For the years ended March 31, 2022 and 2023 and the six months ended September 30, 2023, employment and incentive costs and commissions expenses have also increased following the growth of our sales team.
Cost of compensation to employees within selling, general and administrative expenses, as a percentage of gross profit, remained stable at 61.3% for the years ended March 31, 2022 and March 31, 2023 and decreased to 66.3% for the six months ended September 30, 2023 from 67.8% for the six months ended September 30, 2022. These costs were impacted by the recruitment of new sales staff, and we believe such investment will begin to have a positive impact on our gross profit after approximately nine to 12 months. This was partially offset by growth in gross profit.
The operating profit to gross profit ratio moved from negative 0.9% for the year ended March 31, 2022 to negative 7.0% for the year ended March 31, 2023. This movement is primarily due to the increase in the impairment losses on goodwill in the amount of $11.1 million for the year ended March 31, 2023. The operating profit to gross profit ratio increased to negative 10.1% for the six months ended September 30, 2023 primarily due to impairment losses of $6.0 million.
In the future, as we seek to keep pace with technological changes by evolving our solutions offering in line with new innovations coming from vendors and customer demands, we may experience increased employee-related or other expenses. This may occur as a result of, among other things, being required to invest more in developing new expertise in-house through training of existing employees or hiring employees who already have such specific new expertise but who require higher base salaries.
Foreign exchange rate fluctuations
Due to the broad scope of our international operations, a portion of our assets, liabilities, revenue and expenses are denominated in currencies other than the U.S. dollar. Our predominant exposures are in Argentine peso, Egyptian pound, Turkish lira, Brazil real, Indian rupee and Chilean peso. Changes in the exchange rates between the local currencies to the U.S. dollar can therefore affect our results of operations and financial position, as a result of both transactional and translational exchange rate effects. In addition, as a result of our exposure to Turkey, Argentina and Venezuela, each of which is considered to be a hyperinflationary economy under IFRS, the Group applies hyperinflationary accounting for its subsidiary in Turkey — Makronet, while our subsidiaries in Argentina, Venezuela and Turkey (except for Makronet) do not have material non-monetary items and the impact of hyperinflationary accounting for such subsidiaries is immaterial both in the current and comparative periods.
Transactional effects of exchange rate fluctuations arise when one of our subsidiaries enters into a sale or purchase transaction in a currency other than its functional currency. Our most significant transactional exposure arises from the fact that we source and sell products and services across different jurisdictions, resulting in a mismatch in the currencies in which vendors invoice us and the currencies in which we invoice our customers. In addition, we are subject to transactional exchange rate exposure in connection with our funding activities, including intra-group funding. Of our $69.3 million of total borrowings as of September 30, 2023, 2.3% was denominated in U.S. dollars, 25.8% was denominated in euro, 59.8% was denominated in Indian Rupees and 12.1% was denominated in other currencies.
We aim to naturally hedge our transactional foreign exchange rate exposure on the balance sheet. Our foreign exchange gains/losses moved from a $4.0 million gain for the year ended March 31, 2022 to a $8.5 million loss for the year ended March 31, 2023 primarily due to the foreign exchange impact of the Egyptian pound ($6.5 million) and the Argentine peso ($5.5 million).
Translational effects of exchange rate fluctuations arise because the results of our subsidiaries are measured in the currency of the primary economic environment in which the subsidiary operates (its functional currency) and are then translated into U.S. dollars for presentation of our financial results in the consolidated financial statements. As currency exchange rates fluctuate, a subsidiary’s financial results may change as a result of such translation even though no real change in its results of operations has occurred.
The effect of hyperinflation accounting appears when we restate the non-monetary assets and liabilities which are initially recognized at historical cost. The equity and the income statement of subsidiaries operating in hyperinflationary economies are restated for changes in the general purchasing power of the local currency applying a general price index. These re-measured accounts are used for conversion into U.S. dollar at the period closing exchange rate. As a result, the financial position and net results of subsidiaries operating in hyperinflation economies are stated in terms of the measuring unit current at the end of the reporting period. In the year ended March 31, 2023 and the six months ended September 30, 2023, the application of hyperinflation accounting resulted in a $1.2 million gain and a $1.6 million gain, respectively, included in the finance income in the consolidated statement of profit or loss and other comprehensive income.
To exclude the effect of exchange rate fluctuation from operational results, we present certain of our key performance indicators in constant currency, a non-IFRS financial measure. We believe that reporting in constant currency reflects our performance more accurately as it eliminates the effect of U.S. dollar exchange rate fluctuations. We therefore believe our constant currency growth rates represent more accurate business dynamics, and constant currency growth rates have historically exceeded reporting currency growth rates by mid-single digit percentage points. From the year ended March 31, 2022 to the year ended March 31, 2023, revenue grew 70.7% on a constant currency basis, exceeding the increase of revenue on a reporting currency basis of 62.2%; and gross profit grew 60.6% on a constant currency basis, exceeding the increase of gross profit on a reporting currency basis of 50.9%. For the six months period ended September 30, 2023, revenue grew by 41.4% on a constant currency basis, compared to the increase of revenue on a reporting currency basis of 36.4%; and gross profit grew by 32.6% on a constant currency basis, compared to the increase of gross profit on a reporting currency basis of 25.3%.
For further information on the calculation of constant currency figures, see “— Non-IFRS Financial Measures” above.
Seasonality
Our results of operations are subject to seasonality effects. For example, our revenues tend to follow a quarterly seasonality pattern that is typical for many companies in the IT industry. Historically, we have benefited from the sales and marketing drive that is generated by sales representatives of Microsoft, our most significant vendor, in the second quarter of the calendar year (first quarter of our financial year) leading up to Microsoft’s financial year end on June 30. By contrast, sales in the third quarter of the calendar year

(second quarter of our financial year) tend to be lower than other quarters due to the general reduction in activity resulting from summer holiday schedules. In the fourth quarter of the calendar year (third quarter of our financial year), we typically experience the highest sales as many customers complete their IT purchases in advance of their fiscal year end of December 31.
We expect that as customers increasingly adopt subscription-based software and cloud resource contracts and we grow our sales of managed services, the larger share of recurring revenue will mitigate the current seasonality effects.
SEGMENT REPORTING
We are organized into four geographic operating segments, reflecting our internal management and reporting structure based on regional clusters. The four geographic operating segments are:
•
Asia Pacific (“APAC ”), including India and the majority of the members of the Association of Southeast Asian Nations;

•
Europe, the Middle East and Africa (“EMEA”), including countries in Western and Eastern Europe, as well as Turkey, Saudi Arabia, the UAE and a few smaller countries in the Middle East;

•
Latin America (“LATAM”), including (among others) Brazil, Chile, Colombia and Costa Rica; and

•
Rest of Eurasia (“RoE”), including Belarus and Kazakhstan.

We charge certain Group-level costs, such as cost of Group management, professional costs and other cost items that are not directly allocated to geographic segments, to our corporate hub cost center, which forms the fifth operating segment. Segment totals are reconciled to the figures reported in the consolidated income statement.
As part of our segment reporting, we further monitor revenue, cost of sales, and gross profit in three product categories: (i) Software & Cloud, (ii) Services and (iii) Hardware.
For further information regarding our segment reporting, see Note 37 to the audited consolidated financial statements and Note 22 to the unaudited condensed consolidated interim financial statements, included elsewhere in this proxy statement/prospectus.
DESCRIPTION OF CERTAIN INCOME STATEMENT LINE ITEMS
Revenue from contracts with customers
We record revenue from sales transactions as performance obligations being satisfied as control is passed, either over time or at a point in time. In the year ended March 31, 2023, approximately 88% of our revenue was recognized by us at a point in time (approximately 56% in the six months ended September 30, 2023), while the remaining part comprises the revenue from complex contracts recognized over time.
We recognize revenue at a point of time when control is passed at a certain moment. Factors that may indicate the point in time at which control passes include, but are not limited to:
•
we have a present right to payment for the asset;

•
the customer has legal title to the asset;

•
we have transferred physical possession of the asset;

•
the customer has the significant risks and rewards related to the ownership of the asset; and

•
the customer has accepted the asset.

We recognize revenue over time if one of the following criteria is met:
•
the customer simultaneously receives and consumes all of the benefits provided by us as they are performed;

•
our performance creates or enhances an asset that the customer controls as the asset is created; or

•
our performance does not create an asset with an alternative use to us, and we have an enforceable right to payment for performance completed to date.

Revenue consists of revenue generated by each of our product lines: (i) Software & Cloud, (ii) Services and (iii) Hardware.
Cost of sales
Cost of sales includes software and hardware costs, direct costs associated with delivering products and services, and outbound and inbound freight costs. These costs are reduced by rebates, which are recorded as earned based on the contractual arrangement with the vendor.
Selling, general and administrative expenses
Selling, general and administrative expenses include compensation to employees; depreciation and amortization; payroll taxes; legal services; professional services; non-income taxes; business trips; expected credit losses; licenses and certificates; bank, payments and other related commissions; advertising and marketing expenses; training and entertainment expenses; short-term lease; maintenance; materials; office maintenance costs; transportation expenses; communication expenses; repairs; audit, other assurance and non-audit services; and others.
Other operating income
Other operating income primarily consists of result on disposal of liabilities, penalties received and other income.
Other operating expenses
Other operating expenses primarily consist of impairment losses, penalties paid, result on disposal of assets and other expenses.
Foreign exchange gain/(loss)
Foreign exchange gain or loss is the difference that results when monetary assets and liabilities denominated in foreign currencies are re-measured into the functional currency at the rate of exchange ruling at the reporting date, compared to the amount of transactions in foreign currencies are initially recorded in the functional currency at the rate ruling at the date of transaction.
Finance income
Finance income consists of interest income on deposits, promissory notes and loans issued, and gain on hyperinflation accounting.
Finance costs
Finance costs include interest expense on borrowings, interest expense on right-of-use assets, expenses on factoring of receivables, expenses associated with dividend payments to minority shareholders and amortization of discount of financial instruments using effective discount rate.
Change in fair value of financial instruments
Change in fair value of financial instruments represents fair value change of contingent consideration for acquisitions and movement in fair value of financial instruments classified as financial assets at fair value through profit or loss.
Income tax expense
Income tax expense consists of current income tax and deferred tax. For the years ended March 31, 2023 and 2022, our subsidiaries and associates incorporated in Cyprus were subject to a 12.5% corporate income tax applied to their worldwide income. Dividend income is tax exempt in Cyprus. Tax rates applicable to ordinary income in other significant tax jurisdictions for the year ended March 31, 2023 were as follows: 34% in Brazil, 35% in Colombia, 30% in Argentina, 29.5% in Peru, 25% in India, 27% in Chile, 24% in Malaysia, 20% in Vietnam, Thailand and Russia, and 15% in Germany.
We completed the Re-domiciliation in July 2023. However, we plan to maintain the tax residency of our parent holding entity, as well as Cypriot subsidiaries and associates, in Cyprus. Additionally, the Re-domiciliation will not affect the legal incorporation or tax residency status of our other companies. We therefore believe that the Re-domiciliation will not have any significant impact on the tax rates applicable to our companies worldwide.
RESULTS OF OPERATIONS
The following table summarizes our historical results of operations for the periods indicated:
	Six months ended September 30,		Year ended March 31,
	2023	2022	2023	2022
	(in thousands of U.S. dollars)
Revenue from contracts with customers	219,757	161,105	401,765	247,726
Cost of sales	(125,947)	(86,218)	(225,623)	(130,983)
Gross profit	93,810	74,887	176,142	116,743
Selling, general and administrative expenses	(99,027)	(79,661)	(170,626)	(110,358)
Other operating income	3,581	2,086	4,483	2,235
Other operating expenses	(7,854)	(7,401)	(22,319)	(9,700)
Operating profit	(9,490)	(10,089)	(12,320)	(1,080)
Share of net income in associates and joint ventures	(103)	—	(163)	—
Foreign exchange (loss) / gain	(5,844)	(6,017)	(8,516)	4,032
Finance income	3,574	1,698	5,187	2,163
Finance cost	(8,805)	(8,006)	(19,759)	(11,846)
Change in fair value of financial instruments	(3,693)	—	5,237	(1,686)
Profit before profit tax from continuing operations	(24,361)	(22,414)	(30,334)	(8,417)
Income tax expense	(3,755)	(485)	(4,108)	(511)
Net profit /(loss) for the year/period from continuing operations	(28,116)	(22,899)	(34,442)	(8,928)
Net profit /(loss) for the year/period from discontinued operations	—	22,343	227,066	1,426
Net profit /(loss) for the year/period	(28,116)	(556)	192,624	(7,502)
Attributable to holders of the parent	(26,735)	556	193,651	(7,251)
Non-controlling interests	(1,381)	(1,112)	(1,027)	(251)
Comparison of the six months ended September 30, 2023 and 2022
Revenue
For the six months ended September 30, 2023, revenue was $219.8 million, representing an increase of 36.4% from $161.1 million for the six months ended September 30, 2022. This increase was primarily due to the full period contribution of companies acquired in the year ended March 31, 2023, particularly in India, Serbia, the UAE, Kazakhstan, Belarus and Turkey) (including Value Point Systems, Saga Group, Seven Seas Technology, G7 CR Technologies, Mbicycle, Alabs and Makronet) and the contribution of Pacifica, which was acquired in the six months ended September 30, 2023, and which together accounted for $57.9 million of growth, and organic growth particularly in the RoE geographic segment which accounted for $0.8 million of growth.

Revenue by product line
The following table sets out our revenue by product line for the six months ended September 30, 2023 and 2022:
	Six months ended September 30,		2023 vs 2022
	2023	2022	Change	% Change
	(in thousands of U.S. dollars, unless otherwise indicated)
Software & Cloud	63,653	52,335	11,318	21.6%
Services	95,697	69,715	25,982	37.3%
Hardware	60,407	39,055	21,352	54.7%
Total	219,757	161,105	58,652	36.4%
For the six months ended September 30, 2023, Software & Cloud revenue was $63.7 million, representing an increase of 21.6% from $52.3 million for the six months ended September 30, 2022. This increase was primarily due to the full period contribution of companies acquired in the year ended March 31, 2023 that have a significant share of Software & Cloud in their respective portfolios (including Value Point Systems, Seven Seas Technology, G7 CR Technologies, Saga Group and Makronet) and the contribution of Pacifica, which was acquired in the six months ended September 30, 2023, and which together accounted for $8.1 million of growth, and organic growth, particularly in the RoE geographical segment, which accounted for $3.3 million of growth.
For the six months ended September 30, 2023, Services revenue was $95.7 million, representing an increase of 37.3% from $69.7 million for the six months ended September 30, 2022. This increase was primarily due to the full period contribution of companies acquired in the year ended March 31, 2023 that have with a higher portion of Services revenue (including Saga Group, Value Point Systems, Seven Seas Technology, G7 CR Technologies, Mbicycle, Alabs and Makronet) and the contribution of Pacifica, which was acquired in the six months ended September 30, 2023, and which together accounted for $22.1 million of growth and organic growth particularly in Cyprus, Tajikistan and India which accounted for $3.9 million of growth.
For the six months ended September 30, 2023, Hardware revenue was $60.4 million, representing an increase of 54.7% from $39.1 million for the six months ended September 30, 2022. This increase was primarily due to the acquisition of three companies before March 31, 2023 that have significant share of Hardware in their portfolio (including Value Point Systems, Seven Seas Technology and Saga Group) and the contribution of Pacifica, which was acquired in the six months ended September 30, 2023, and which together accounted for $27.7 million of growth, partly offset by a $6.3 million decrease in organic Hardware sales, particularly in Turkmenistan and Chile, due to significant one-off sales in the six months ended September 30, 2022.
Revenue by geographical segment
The following table sets out our revenue by geographical segment for the six months ended September 30, 2023 and 2022:
	Six months ended September 30,		2023 vs 2022
	2023	2022	Change	% Change
	(in thousands of U.S. dollars, unless otherwise indicated)
APAC	66,381	33,834	32,547	96.2%
EMEA	80,432	55,620	24,812	44.6%
LATAM	12,500	15,188	(2,688)	(17.7)%
RoE	59,708	58,455	1,253	2.1%
HQ and intercompany elimination	736	(1,992)	2,728	(136.9)%
Total	219,757	161,105	58,652	36.4%

Revenue for the APAC geographical segment increased by 96.2%, from $33.8 million for the six months ended September 30, 2022 to $66.4 million for the six months ended September 30, 2023, primarily due to the full period contribution of companies acquired in the year ended March 30, 2023, particularly Value Point Systems and G7 CR Technologies, which accounted for $33.9 million of growth, partially offset by a decrease in revenue over the period from our subsidiary, Embee.
Revenue for the EMEA geographical segment increased by 44.6%, from $55.6 million for the six months ended September 30, 2022 to $80.4 million for the six months ended September 30, 2023, primarily due to the full period contribution of companies acquired in the year ended March 30, 2023, particularly Saga Group, Seven Seas Technology and Makronet, which accounted for $20.9 million of growth, due to revenue growth generated by our E-commerce store with the expansion of its presence in new areas which amounted to $3.0 million in growth, and due to growth in other organic businesses which amounted to $0.9 million.
Revenue for the LATAM geographical segment decreased by 17.7%, from $15.2 million for the six months ended September 30, 2022 to $12.5 million for the six months ended September 30, 2023, primarily due to the completion of government related contracts in Chile and Colombia and the non renewal of some contracts in Brazil due to low margin.
Revenue for the RoE geographical segment increased by 2.1%, from $58.5 million for the six months ended September 30, 2022 to $59.7 million for the six months ended September 30, 2023, primarily due to new customers in Kazakhstan and Tajikistan, which accounted for $5.4 million in growth, and due to the full period contribution of companies acquired in the year ended March 31, 2023, particularly Mbycicle and Alabs, and the contribution of Pacifica, which was acquired in the six months ended September 30, 2023, and which together accounted for $3.0 million of growth, partially offset by a decrease of $6.2 million from revenue from Hardware sales in Turkmenistan and Kyrgyzstan due to completion of certain complex projects that utilized Hardware in the respective countries, and the reduction of certain projects in other countries within the RoE geographic segment, which accounted for a decrease of $0.9 million.
Cost of sales
For the six months ended September 30, 2023, cost of sales was $125.9 million, representing an increase of 46.1% from $86.2 million for the six months ended September 30, 2022. This increase was primarily due to increased sales during the corresponding period, which translated to higher payments to vendors and suppliers and increases in personnel costs for certain businesses, as further described below.
The following table sets out our cost of sales by product line for the six months ended September 30, 2023 and 2022:
	Six months ended September 30,		2023 vs 2022
	2023	2022	Change	% Change
	(in thousands of U.S. dollars, unless otherwise indicated)
Software & Cloud	21,429	17,764	3,665	20.6%
Services	53,877	37,763	16,114	42.7%
Hardware	50,641	30,691	19,950	65.0%
	125,947	86,218	39,729	46.1%
For the six months ended September 30, 2023, cost of sales for our Software & Cloud product line was $21.4 million, representing an increase of 20.6% from $ 17.8 million for the six months ended September 30, 2022. This increase was in line with the increase in revenue from this product line in the period.
For the six months ended September 30, 2023, cost of sales for our Services product line was $53.9 million, representing an increase of 42.7% from $37.8 million for the six months ended September 30, 2022. This increase was primarily due to the increase in revenue of this product line in the amount of $14.1 million as well as increased costs of technical engineers, particularly in Seven Seas Technologies, in amount of $2.7 million, partially offset by cost savings generated from workforce optimization projects in SoftClub in the amount of $0.7 million.

For the six months ended September 30, 2023, cost of sales for our Hardware product line was $50.6 million, representing an increase of 65.0% from $30.7 million for the six months ended September 30, 2022. This increase was primarily due to the increase in Hardware revenue in the period in the amount of $16.8 million and due to increased personnel costs driven by a competitive labor market which contributed to $3.1 million of the increase.
Gross profit
For the six months ended September 30, 2023, gross profit was $93.8 million, representing an increase of 25.2% from $74.9 million for the six months ended September 30, 2022. This increase was primarily due to an increase of sales across all product lines, partially offset by a decrease in the gross profit margin ratio of the Services and Hardware product lines, as discussed above.
Selling, general and administrative expenses
For the six months ended September 30, 2023, selling, general and administrative expenses were $99.0 million, representing an increase of 24.3% from $79.7 million for the six months ended September 30, 2022. This increase was primarily due to an increase in compensation to employees of $11.4 million, reflecting the impact of acquisitions, inflationary wage pressures during the period, growth of our sales team, and an increase in our average number of employees during the year ended March 31, 2023. This increase was also due to an increase in depreciation and amortization of $4.0 million reflecting amortization of intangible assets of acquisitions completed in the year ended March 31, 2023, and due to a provision for restricted cash in an amount of $2.0 million.
Other operating income
For the six months ended September 30, 2023, other operating income was $3.6 million, representing an increase of 71.7% from $2.1 million for the six months ended September 30, 2022. This increase was due to a gain recognized on the disposal of Active group companies in an amount of $1.6 million.
The following table sets out a breakdown of our other operating income for the six months ended September 30, 2023 and 2022:
	Six months ended September 30,		2023 vs 2022
	2023	2022	Change	% Change
	(in thousands of U.S. dollars, unless otherwise indicated)
Result on disposal of Active group companies	1,648	—	1,648	100.0%
Reversal of accounts payable	424	652	(228)	(35.0)%
Penalties received	5	317	(312)	(98.4)%
Dividend income	71	1	70	7,000.0%
Other income	1,433	1,116	317	28.4%
	3,581	2,086	1,495	71.7%
Other operating expenses
For the six months ended September 30, 2023, other operating expenses were $7.9 million, representing a increase of 6.1% from $7.4 million for the six months ended September 30, 2022. This increase was primarily due to an increase of loss due to disposal of assets in the amount of $0.2 million, and penalties paid in the amount of $0.2 million.

The following table sets out a breakdown of our other operating expenses for the six months ended September 30, 2023 and 2022:
	Six months ended September 30,		2023 vs 2022
	2023	2022	Change	% Change
	(in thousands of U.S. dollars, unless otherwise indicated)
Impairment losses	6,039	6,263	(224)	(3.6)%
Penalties paid	1,009	844	165	19.5%
Result on disposal of assets	302	142	160	112.7%
Other expenses	504	152	352	231.6%
Total	7,854	7,401	453	6.1%
Foreign exchange loss
For the six months ended September 30, 2023, foreign exchange loss was $5.8 million, representing a decrease of 2.9% from $6.0 million for the six months ended September 30, 2022.
Finance income
For the six months ended September 30, 2023, finance income was $3.6 million, representing an increase of 110.5% from $1.7 million for the six months ended September 30, 2022. This increase was primarily due to an increase in gain on hyperinflation accounting in the EMEA geographical segment in the amount of $1.6 million and an increase in interest income in the EMEA and the APAC geographical segments in an amount of $0.3 million.
Finance cost
For the six months ended September 30, 2023, finance costs were $8.8 million, representing an increase of 10.0% from $8.0 million for the six months ended September 30, 2022. This increase was primarily due to the growth of amortization of long-term liabilities associated with acquisitions.
The following table sets out a breakdown of our finance costs for the six months ended September 30, 2023 and 2022:
	Six months ended September 30,		2023 vs 2022
	2023	2022	Change	% Change
	(in thousands of U.S. dollars, unless otherwise indicated)
Interest on borrowings	2,311	2,181	130	6.0%
Interest expense on right-of-use assets	621	1,205	(584)	(48.5)%
Factoring fees	226	160	66	41.0%
Other finance expenses	1,010	743	267	35.9%
Interest expense	4,168	4,289	(121)	(2.8)%
Amortization of financial instruments, net	4,637	3,717	920	24.7%
Finance costs	8,805	8,006	798	10.0%
Change in fair value of financial instruments
For the six months ended September 30, 2023, change in fair value of financial instruments was a loss of $3.7 million, compared to nil for the six months ended September 30, 2022. This was due to a net loss on revaluation of certain market-traded financial instruments amounting to $3.2 million and a change in the fair value of contingent consideration for acquisitions in the amount of $0.5 million.

Income tax expense
For the six months ended September 30, 2023, income tax expense was $3.8 million, representing an increase of 674.3% from $0.5 million for the six months ended September 30, 2022. This increase was primarily due to the reversal of deferred tax asset in Brazil driven by a revision to forecasted income in an amount of $2.5 million, and due to the consolidation of income tax expenses of companies acquired during year ended March 31, 2023 in the amount of $0.3 million.
Comparison of the years ended March 31, 2023 and 2022
Revenue
For the year ended March 31, 2023, revenue was $401.8 million, representing an increase of 62.2% from $247.7 million for the year ended March 31, 2022. This increase was due to the acquisition of new companies, particularly in Serbia, India, the UAE, Belarus, Kazakhstan and Turkey (including Saga Group, Value Point Systems, Seven Seas Technology, G7 CR Technologies, Mbicycle, Alabs and Makronet) which accounted for $95.3 million of growth, and organic growth, particularly in the RoE and APAC (particularly India) geographic segments, which accounted for $59.0 million of growth.
Revenue by product line
The following table sets out our revenue by product line for the years ended March 31, 2023 and 2022:
	Year ended March 31,		2023 vs 2022
	2023	2022	Change	% Change
	(in thousands of U.S. dollars, unless otherwise indicated)
Software & Cloud	120,379	126,245	(5,866)	(4.6)%
Services	167,599	80,044	87,555	109.4%
Hardware	113,787	41,437	72,350	174.6%
	401,765	247,726	154,039	62.2%
For the year ended March 31, 2023, Software & Cloud revenue was $120.4 million, representing a decrease of 4.6% from $126.2 million for the year ended March 31, 2022. This decrease was primarily due to a $23.5 million reduction in transaction volume at Noventiq Cyprus (formerly Niltasoft Limited), which serves as a logistical hub for Noventiq entities and carries out direct operations with clients, as a result of our discontinued operations in Russia, partly offset by a $17.7 million increase in sales and net revenue in the LATAM and APAC geographical segments.
For the year ended March 31, 2023, Services revenue was $167.6 million, representing an increase of 109.4% from $80.0 million for the year ended March 31, 2022. This increase was primarily due to acquisitions of companies with a higher portion of Services revenue completed in the year ended March 31, 2023 (including Saga Group, Value Point Systems, Seven Seas Technology, G7 CR Technologies, Mbicycle, Alabs and Makronet), which accounted for $46.7 million of growth. This increase was also driven by the full year contribution of companies acquired in the year ended March 31, 2022 (including SoftClub, Belitsoft, Umbrella and Squalio) and increased focus on selling Services globally from our delivery centers, which accounted for $2.6 million.
For the year ended March 31, 2023, Hardware revenue was $113.8 million, representing an increase of 174.6% from $41.4 million for the year ended March 31, 2022. This increase was due to the acquisition of three companies before March 31, 2023 that have significant share of Hardware in their portfolio (including Seven Seas Technology, Value Point Systems and Saga Group), which accounted for $39.2 million of growth, and the remaining $33.2 million of growth is primarily related to an increase in complex projects that utilized Hardware products.

Revenue by geographical segment
The following table sets out our revenue by geographical segment for the years ended March 31, 2023 and 2022:
	Year ended March 31,		2023 vs 2022
	2023	2022	Change	% Change
	(in thousands of U.S. dollars, unless otherwise indicated)
APAC	104,609	55,878	48,731	87.2%
EMEA	138,097	99,470	38,627	38.8%
LATAM	31,484	24,856	6,628	26.7%
RoE	130,309	69,836	60,473	86.6%
HQ and intercompany elimination	(2,734)	(2,314)	(420)	18.2%
Total	401,765	247,726	154,039	62.2%
Revenue for the APAC geographical segment increased by 87.2%, from $55.9 million for the year ended March 31, 2022 to $104.6 million for the year ended March 31, 2023, primarily due to the acquisitions of Value Point Systems and G7 CR Technologies, which accounted for $30.3 million of growth, and improved performance of our Indian business, which accounted for $17.7 million of growth.
Revenue for the EMEA geographical segment increased by 38.8%, from $99.5 million for the year ended March 31, 2022 to $138.1 million for the year ended March 31, 2023, primarily due to the acquisitions of Saga Group, Seven Seas Technology and Makronet, which accounted for $61.6 million of growth, partly offset by a reduction of transaction volume of Noventiq Cyprus (former Niltasoft Limited) by $22.5 million.
Revenue for the LATAM geographical segment increased by 26.7%, from $24.9 million for the year ended March 31, 2022 to $31.5 million for the year ended March 31, 2023, primarily due to increased Hardware revenues and government-related contracts, particularly in Argentina, Colombia, and Costa Rica.
Revenue for the RoE geographical segment increased by 86.6%, from $69.8 million for the year ended March 31, 2022 to $130.3 million for the year ended March 31, 2023, primarily due to the full year contribution, and growth in revenue, of companies acquired in the year ended March 31, 2022 (including SoftClub and Belitsoft), which accounted for $34.9 million of this growth, and the growth in sales of Services and Hardware in Kazakhstan and Turkmenistan, which accounted for $23.9 million of this growth.
Cost of sales
For the year ended March 31, 2023, cost of sales was $225.6 million, representing an increase of 72.2% from $131.0 million for the year ended March 31, 2022. This increase was primarily due to increased sales during the corresponding period, which translated to higher payments to vendors and suppliers, as further described below.
The following table sets out our cost of sales by product line for the years ended March 31, 2023 and 2022:
	Year ended March 31,		2023 vs 2022
	2023	2022	Change	% Change
	(in thousands of U.S. dollars, unless otherwise indicated)
Software & Cloud	35,716	55,837	(20,121)	(36.0)%
Services	95,424	40,740	54,684	134.2%
Hardware	94,483	34,406	60,077	174.6%
	225,623	130,983	94,640	72.3%

For the year ended March 31, 2023, cost of sales for our Software & Cloud product line was $35.7 million, representing a decrease of 36.0% from $55.8 million for the year ended March 31, 2022. This decrease was primarily due to a decrease in revenues and the change of mix towards higher margin products.
For the year ended March 31, 2023, cost of sales for our Services product line was $95.4 million, representing an increase of 134.2% from $40.7 million for the year ended March 31, 2022. This increase was primarily due to the increase of revenue of this product line in the amount of $44.6 million, as well as the impact of companies acquired in the year ended March 31, 2023 with lower margin services in the amount of $4.5 million and our investments in delivery centers in the period.
For the year ended March 31, 2023, cost of sales for our Hardware product line was $94.5 million, representing an increase of 174.6% from $34.4 million for the year ended March 31, 2022. This increase was consistent with the increase in Hardware revenue in the period.
Gross profit
For the year ended March 31, 2023, gross profit was $176.1 million, representing an increase of 50.9% from $116.7 million for the year ended March 31, 2022. This increase was primarily due to an increase in sales in the Services and Hardware product lines as discussed above and an increase in the gross profit margin ratio of the Software & Cloud product line during the corresponding period.
Selling, general and administrative expenses
For the year ended March 31, 2023, selling, general and administrative expenses were $170.6 million, representing an increase of 54.6% from $110.4 million for the year ended March 31, 2022. This increase was primarily due to an increase in compensation to employees of $36.4 million, reflecting the impact of acquisitions, inflationary wage pressures during the period, growth of our sales team and an increase in our average number of employees during the year ended March 31, 2023. This increase was also due to an increase in depreciation and amortization of $6.6 million reflecting amortization of intangible assets of acquisitions completed in the year ended March 31, 2023, an increase in professional services relating to acquisition activity in the period (principally the acquisition of new companies in India, Serbia and the UAE) and an increase in expected credit losses of $2.9 million reflecting the estimated amount of credit losses that we expect to incur on our account receivables primarily in our subsidiary, Embee, and in the EMEA and LATAM geographical segments.
Other operating income
For the year ended March 31, 2023, other operating income was $4.5 million, representing an increase of 100.6% from $2.2 million for year ended March 31, 2022. This increase was primarily due to an increase in result on disposal of old liabilities in Noventiq Holdings plc, Noventiq India and Saga Group and penalties received relating to certain trading contracts of SoftClub, Softline AG and Noventiq India as detailed in the following table.
The following table sets out a breakdown of our other operating income for the years ended March 31, 2023 and 2022:
	Year ended March 31,		2023 vs 2022
	2023	2022	Change	% Change
	(in thousands of U.S. dollars, unless otherwise indicated)
Result on disposal of liabilities	1,771	771	1,000	129.7%
Penalties received	460	36	424	1,177.8%
Dividend income	1	—	1	—
Other income	2,251	1,428	823	57.6%
	4,483	2,235	2,248	100.6%

Other operating expenses
For the year ended March 31, 2023, other operating expenses were $22.3 million, representing an increase of 130.1%, or $12.6 million, from $9.7 million for the year ended March 31, 2022. This increase was primarily due to the recognition of an impairment loss of goodwill attributable to Softline AG of $7.3 million reflecting a decline in the share price of Softline AG and an increase of $0.9 million in penalties paid relating to operations in the LATAM geographical segment.
The following table sets out a breakdown of our other operating expenses for the years ended March 31, 2023 and 2022:
	Year ended March 31,		2023 vs 2022
	2023	2022	Change	% Change
	(in thousands of U.S. dollars, unless otherwise indicated)
Impairment losses	19,757	8,705	11,052	127.0%
Penalties paid	1,782	548	1,234	225.2%
Result on disposal of assets	84	122	(38)	(31.1)%
Other expenses	696	325	371	114.2%
	22,319	9,700	12,619	130.1%
Foreign exchange gain/(loss)
For the year ended March 31, 2023, foreign exchange loss was $8.5 million, compared to a foreign exchange gain of $4.0 million for the year ended March 31, 2022. This change was primarily due to the depreciation of the national currencies in Egypt and Argentina in the year ended March 31, 2023, which led to the recognition of foreign exchange losses in the amount of $6.5 million and $5.5 million, respectively.
Finance income
For the year ended March 31, 2023, finance income was $5.2 million, representing an increase of 139.8% from $2.2 million for the year ended March 31, 2022. This increase was primarily due to the growth of interest income on deposits mainly in Egypt, India and other APAC countries in the amount of $1.8 million. The effect of hyperinflation accounting in our subsidiary Makronet resulted in a $1.2 million gain.
Finance cost
For the year ended March 31, 2023, finance costs were $19.8 million, representing an increase of 66.8% from $11.8 million for the year ended March 31, 2022. This increase was primarily due to the growth in the amortization of long-term liabilities associated with the acquisitions made in the year ended March 31, 2023 and in prior years and an increase in other finance expenses relating to dividend payments to minority shareholders in SoftClub and Digitech. This increase was partially offset by a decrease in interest on borrowings as a result of lower interest bearing borrowings and loans in the year ended March 31, 2023 as detailed in the table below.

The following table sets out a breakdown of our finance costs for the years ended March 31, 2023 and 2022:
	Year ended March 31,		2023 vs 2022
	2023	2022	Change	% Change
	(in thousands of U.S. dollars, unless otherwise indicated)
Interest on borrowings	4,400	6,242	(1,842)	(29.5)%
Interest expense on right-of-use assets	1,884	1,144	740	64.7%
Factoring fees	366	845	(479)	(56.7)%
Other finance expenses	3,886	191	3,695	1,934.6%
Interest expense	10,536	8,422	2,114	25.1%
Amortization of financial instruments, net	9,223	3,424	5,799	169.4%
Finance costs	19,759	11,846	7,913	66.8%
Change in fair value of financial instruments
For the year ended March 31, 2023, change in fair value of financial instruments was a gain of $5.2 million, compared to a loss of $1.7 million for the year ended March 31, 2022. This change was primarily due to the fair value change of contingent consideration for acquisitions in the amount of $7.6 million and a loss on the revaluation of market traded financial instruments in the amount of $0.7 million. This was primarily driven by SoftClub, Belitsoft and Umbrella Infocare.
Income tax expense
For the year ended March 31, 2023, income tax expense was $4.1 million, an increase of $3.6 million, from $0.5 million for the year ended March 31, 2022. This increase was primarily due to a positive effect of recognition of deferred tax assets arising from tax loss carryforwards in the year ended March 31, 2022, which accounted for $1.7 million of the increase, and the consolidation of income tax expenses from certain acquired companies, primarily Value Point Systems, Saga Group, G7 CR Technologies and Makronet, which together accounted for $1.3 million of the increase.
LIQUIDITY AND CAPITAL RESOURCES
We measure liquidity in terms of our ability to fund our cash obligations as they become due, including requirements of our business operations, working capital requirements, capital expenditures, contractual obligations, acquisitions and investments, and other commitments. Our primary sources of liquidity have been cash generated from operating activities, global and local credit facilities and proceeds from our IPO on the LSE in October 2021.
As of September 30, 2023, we had cash and cash equivalents of $89.1 million, consisting primarily of cash in banks and short-term deposits. In addition, we have additional liquidity through our credit facilities, under which we had $45.8 million in unused capacity as of September 30, 2023.
We believe that our currently available cash and cash equivalents and our credit facilities, together with additional proceeds resulting from the Business Combination, will be sufficient for our liquidity requirements, that is, for at least the next 12 months following the date of this proxy statement/prospectus. Our future capital requirements will depend on several factors, including our revenue growth, the timing and extent of spending on our growth initiatives, the timing of new acquisitions, new products and services introductions, market acceptance of our products and overall economic conditions. We could be required, or could elect, to seek additional funding from various sources, such as equity or debt offerings, bank loans, credit facilities or strategic partnerships. However, there is no assurance that we will be able to secure such financing on terms acceptable to us or at all. If we are unable to obtain adequate financing when needed, we may have to delay, scale back, or abandon some or all of our planned activities, which could have a material adverse effect on our business, financial condition, results of operations and prospects. See “Risk Factors — Risks Related to Noventiq’s Business and Operations”.

Cash Flows
The following table sets out cash flow information for the six months ended September 30, 2023 and 2022 and the years ended March 31, 2023 and 2022:
	Six months ended September 30,		Year ended March 31,
	2023	2022	2023	2022
	(in thousands of U.S. dollars)
Net cash flows:
Net cash flows used in operating activities	(35,723)	(66,927)	(2,688)	(23,401)
Net cash flows (used in)/generated from investing activities	(18,886)	1,398	(203,721)	(22,562)
Net cash flows generated from financing activities	14,941	41,470	10,184	291,958
Foreign exchange difference	(7,523)	(829)	(1,551)	(1,539)
Net change in cash and cash equivalents	(47,191)	(24,888)	(197,776)	244,456
Net cash flow used in operating activities
Net cash flows used in operating activities for the year ended March 31, 2023 was $2.7 million, a decrease of $20.7 million, or 88.5%, as compared to $23.4 million for the year ended March 31, 2022. The decrease was primarily driven by lower working capital needs of our subsidiaries, mainly reflecting improved performance in receivables from customers and payables to vendors.
Net cash flows used in operating activities for the six months ended September 30, 2023 was $35.7 million, a decrease of $31.2 million, or 46.6%, as compared to $66.9 million for the six months ended September 30, 2022. The decrease was primarily driven by lower working capital needs of our subsidiaries, mainly reflecting improved performance in receivables from customers and payables to vendors.
Net cash flows (used in)/generated from investing activities
Net cash flows used in investing activities for the year ended March 31, 2023 was $203.7 million, an increase of $181.2 million, or 802.9%, as compared to $22.6 million for the year ended March 31, 2022. The increase was primarily driven by (i) the acquisitions made during the year ended March 31, 2023 ($48.4 million), (ii) the investing activity of the demerged business for the period until the Separation ($82.2 million) and (iii) the disposal of cash balances of the demerged business during the course of the Separation ($38.0 million) in October 2022.
Net cash flows (used in)/generated from investing activities for the six months ended September 30, 2023 was an outflow of $18.9 million as compared to an inflow of $1.4 million for the six months ended September 30, 2022. This was primarily driven by a decrease in net result from purchases and sales of securities in the amount of $26.7 million partially offset by a decrease of outflow on purchase and creation of intangible assets in the amount of $5.9 million.
Net cash flows generated from financing activities
Net cash flows generated from financing activities for the year ended March 31, 2023 was $10.2 million, a decrease of $281.8 million, or 96.5%, as compared to $292.0 million for the year ended March 31, 2022. The decrease was primarily driven by proceeds from our IPO on the LSE in October 2021 in the net amount of $368.6 million, which were included in the year ended March 31, 2022, and higher repayment of borrowings in the year ended March 31, 2022 of $60.2 million compared to net receipts from borrowings in the year ended March 31, 2023 of $24.2 million.
Net cash flows generated from financing activities for the six months ended September 30, 2023, was $14.9 million, a decrease of $26.6 million, or 64.0%, as compared to $41.5 million for the six months ended September 30, 2022. The decrease was primarily driven by the lower level of new borrowings during the period.

Loans and Borrowings
We have a number of material financing agreements in place, as follows:
•
EUR-denominated credit line in the International Investment Bank (“IIB”), in the total amount of $13.4 million with an interest rate of EURIBOR+ 3.25% (see further detail below);

•
INR-denominated overdrafts and credit facilities in Axis Bank in India, in the total amount of $12.4 million with fixed and floating interest rates that are determined separately for each tranche; and

•
INR-denominated loans from corporate lenders in India, in the total amount of $11.1 million with interest rates of 9.75% to 11.75% determined separately for each tranche.

As of September 30, 2023, the long-term portion of our debt was $4.2 million and the short-term portion was $65.1 million. The unused portion under all credit facilities as of September 30, 2023 was $45.8 million.
Our loan agreements with banks and financial institutions contain a number of covenants and restrictions, which include, but are not limited to, financial ratios, maximum amount of debt, minimum amount of EBITDA and certain default provisions. Covenant breaches if not waived generally permit lenders to demand accelerated repayment of principal and interest.
As of March 31, 2023 and September 30, 2023, due to the Separation, our interest coverage ratio decreased below the threshold required by the IIB. The credit agreement with the IIB also contains various customary events of default, including with respect to a change of control and guarantors cover, which we did not undertake in the year ended March 31, 2023 or the six months ended September 30, 2023 because of the Separation.
As a result of this breach of the covenants, the IIB is contractually entitled to request immediate repayment of the outstanding loan amount of $13.6 million. The outstanding balance is presented as a current liability as of September 30, 2023, and the IIB had not requested early repayment of the loan as of September 30, 2023.
Moreover, in April 2023, the US Department of Treasury’s Office of Foreign Assets Control added the IIB to its List of Specially Designated Nationals and Blocked Persons (the “SND List”). We suspended all payments to the IIB following its addition to the SND List. The credit agreement with the IIB is valid until December 2027.
Other than as described above, we were in compliance with all of our restrictive financial covenants as of September 30, 2023.
Contractual Obligations
We incur contractual obligations in the ordinary course of business. The following table sets out the contractual maturities of our financial assets and liabilities by relevant maturity based on the remaining period to the contractual maturity date as of September 30, 2023.

	On demand	Less than 6 months	6 – 12 months	1 – 2 years	More than 2 years	Total
	(in thousands of U.S. dollars)
Financial assets
Trade accounts receivable	—	313,349	—	—	—	313,349
Loans issued	—	1,761	9,166	7,924	10,056	28,907
Cash and cash equivalents	89,104	—	—	—	—	89,104
	89,104	315,110	9,166	7,924	10,056	431,360
Financial liabilities
Trade accounts payable	—	(311,112)	—	—	—	(311,112)
Loans and borrowings	(22,705)	(30,166)	(15,846)	(721)	(3,532)	(72,970)
Contingent consideration for acquisitions	—	(13,797)	(9,611)	(35,913)	(24,247)	(83,568)
Deferred consideration	—	(3,152)	(364)	(1,649)	(1,304)	(6,469)
Lease liabilities	—	(3,215)	(2,880)	(4,378)	(8,122)	(18,595)
	(22,705)	(361,442)	(28,701)	(42,661)	(37,205)	(492,714)
Net position	66,399	(46,332)	(19,535)	(34,737)	(27,149)	(61,354)
Contingent Liabilities
Our contingent liabilities represent a discounted amount of contractual future payments for subsidiaries’ acquisitions. Our long-term contractual liabilities and short term contractual liabilities amounted to $45.9 million and $22.1 million, respectively, as at September 30, 2023, $51.5 million and $17.4 million, respectively, as at March 31, 2023, and $22.4 million and $24.6 million, respectively, as at March 31, 2022. The decrease in contingent liabilities as at September 30, 2023, compared to March 31, 2023 was primarily due to the partial repayment of contingent consideration for the acquisition of G7 CR Technologies, Value Point Systems and Seven Seas Technologies in the amount of $2.8 million and translational effects of exchange rate fluctuations in the amount of $2.8 million, partially offset by amortization of discount in the amount of $4.2 million and potential earnings payments related to acquisition of Pacifica in the amount of $0.4 million.The increase in contingent liabilities as at March 31, 2023, compared to March 31, 2022, was primarily due to potential earnout payments related to acquisitions completed during the year ended March 31, 2023. For additional information, see Note 5 to the audited consolidated financial statements and Note 19 to the unaudited condensed consolidated interim financial statements as of September 30, 2023 and for the six months ended September 30, 2023 and 2022, included elsewhere in this proxy statement/prospectus.
Commitments
As of September 30, 2023, March 31, 2023 and 2022, we had commitments relating to future lease payments under non-cancellable lease contracts of $18.6 million, $19.3 million and $9.7 million, respectively.
Capital Expenditure
The table below sets out our capital expenditure for the six months ended September 30, 2023 and 2022 and the years ended March 31, 2023 and 2022.
	Six months ended September 30,		Year ended March 31,
	2023	2022	2023	2022
	(in thousands of U.S. dollars)
Purchase of property, plant, and equipment	1,633	461	4,113	7,943
Purchases of intangible assets, including amounts of costs capitalized	4,621	10,508	12,042	15,158
Total	6,254	10,969	16,155	23,101

We are an asset-light business with limited capital expenditure requirements. During the period under review, our capital expenditure consisted of cash paid for purchase of property, plant and equipment, and purchases of intangible assets, including amounts of costs capitalized. Our current R&D efforts, and therefore much of our capital expenditure on purchases of intangibles, including amounts of costs capitalized, for the year ended March 31, 2023 and the six months ended September 30, 2023, are concentrated on the evolution of our platforms, our key differentiator from our competitors, as well as our own products. For more information on our R&D program, see “Business of Noventiq — Innovation, Research and Development”. Capital expenditure is funded by cash flow from operations and the funds we raised during our recent IPO.
Off-balance Sheet Arrangements
We did not have material off-balance sheet arrangements as of September 30, 2023, March 31, 2023 and 2022.
Research and Development, Patents and Licenses
For information on our research and development efforts, see “— Capital Expenditure” above.
CRITICAL ACCOUNTING POLICIES AND ESTIMATES
This discussion and analysis of our financial condition, results of operations, liquidity and capital resources is based on our audited consolidated financial statements and our unaudited condensed consolidated interim financial statements as of and for the six months ended September 30, 2023, which have been prepared in accordance with IFRS. The preparation of these financial statements requires us to make judgements, estimates and assumptions that affect the reported amounts of revenue, expenses, assets and liabilities and the accompanying disclosures, and the disclosure of contingent liabilities. Our estimates are based on our historical experience and on various other factors that we believe are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources.
Actual results may differ from these estimates under different assumptions or conditions. We believe that the accounting policies discussed below are critical to understanding our historical and future performance, as these policies relate to the more significant areas involving management’s judgments and estimates.
For a detailed description of the critical accounting judgements and key sources of estimate uncertainty, see Note 3 and Note 4 to the audited consolidated financial statements and Note 2 to the unaudited condensed consolidated interim financial statements as of and for the six months ended September 30, 2023, included elsewhere in this proxy statement/prospectus.
Discontinued operations
Disposal groups are classified as held for sale or distribution if their carrying amount will be recovered principally through a sale or a distribution to shareholders rather than through continuing use, they are available for sale or distribution in their present condition and the sale or distribution is considered highly probable. Assets held for sale or distribution are measured at the lower of their carrying amount and fair value less costs to sell or distribute. Non-current assets included in assets held for sale or distribution are not depreciated or amortized. Assets and liabilities classified as held for sale or distribution are presented in current assets and current liabilities separately from the other assets and liabilities in the balance sheet.
A discontinued operation is a component of the Group that has been disposed of, distributed or is classified as held for sale or distribution and that represents a separate major line of business. The results of discontinued operations are excluded from the results of continuing operations and are presented as a single amount as profit or loss after tax from discontinued operations in the statement of profit or loss and comparatives are restated on a consistent basis. Intercompany transactions between continuing and discontinued operations are eliminated.

Non-cash distributions to shareholders
The Group accounts for spin-off transactions on the basis of fair value with any gain or loss recognised within the consolidated statement of profit or loss.
If the Group makes a distribution in specie to its shareholders it can account for the distribution at fair value, if the fair value can be established reliably. This would potentially result in recognising a gain in profit or loss for the difference between the fair value of the asset and its carrying value. There would also be a charge to equity for the distribution, recognised and measured at the fair value of the transferred asset and liabilities.
Share-based payments
Employees of the Group receive remuneration in the form of share-based payments, whereby employees render services as consideration for equity instruments (equity-settled transactions).
The cost of equity-settled transactions is determined by the fair value at the date when the grant is made using an appropriate valuation model, further details of which are given in Note 17 to the audited consolidated financial statements and Note 8 to the unaudited condensed consolidated interim financial statements as of and for the six months ended September 30, 2023, included elsewhere in this proxy statement/ prospectus.
That cost is recognized in employee compensation expense, together with a corresponding increase in equity (other reserves), over the period in which the service and, where applicable, the performance conditions are fulfilled (the vesting period). The cumulative expense recognized for equity-settled transactions at each reporting date until the vesting date reflects the extent to which the vesting period has expired and the Group’s best estimate of the number of equity instruments that will ultimately vest. The expense or credit in the statement of other comprehensive income for a period represents the movement in cumulative expense recognized as at the beginning and end of that period.
Impairment of goodwill
The Group determines whether goodwill is impaired at least on an annual basis and when circumstances indicate that the carrying value may be impaired. This requires an estimation of the value in use or fair value less cost of disposal of the cash generating units to which the goodwill is allocated. Estimating the value in use requires the Group to make an estimate of the expected future cash flows from the cash-generating unit and also to choose a suitable discount rate in order to calculate the present value of those cash flows.
Impairment of non-financial assets
Impairment exists when the carrying value of an asset or cash generating unit exceeds its recoverable amount, which is the higher of its fair value less costs of disposal and its value in use. The fair value less costs of disposal calculation is based on available data from binding sales transactions, conducted at arm’s length, for similar assets or observable market prices less incremental costs for disposing of the asset. The value in use calculation is based on a discounted cash flow (DCF) model. The cash flows are estimated beyond the period covered by the most recent budgets by extrapolating the projections based on the budgets using the steady or declining growth rate for subsequent years, unless an increasing rate can be justified. The cash flows do not include restructuring activities that the Group is not yet committed to or significant future investments that will enhance the asset’s performance of the cash-generated unit being tested. The recoverable amount is sensitive to the discount rate used for the DCF model as well as the expected future cash-inflows and the growth rate used for extrapolation purposes. These estimates are most relevant to goodwill and other intangibles with indefinite useful lives recognized by the Group.
INTERNAL CONTROL OVER FINANCIAL REPORTING
We are not currently subject to Section 404 of the Sarbanes-Oxley Act. However, following the Business Combination, we will be required, pursuant to applicable requirements of Section 404 of the Sarbanes-Oxley Act, to furnish a report from management on, among other things, the effectiveness of our internal control over financial reporting in our annual report for the year ending March 31, 2024 (subject to any change in applicable SEC rules). In connection with the audits of our consolidated financial statements included in this proxy statement/prospectus, we and our independent registered public accounting firm identified certain material weaknesses and a significant deficiency in our internal control over financial reporting. The material weaknesses identified for the fiscal years ended March 31, 2023 and 2022 relate to the lack of a formal system and process evaluation and testing of our internal controls over financial reporting to allow management to assess the effectiveness of our internal controls, the lack of adequate financial accounting policies and processes relating to procedures and controls throughout our internal controls over financial reporting, including maintaining sufficient written formal policies, procedures and written analyses related to complex accounting matters, including the use of appropriate technical expertise in the areas of share-based compensation and goodwill impairment. In addition, material weaknesses related to fair value measurement of the non-cash distribution of the discontinued Russian business and certain Russian Ministry of Finance corporate bonds were identified. The material weaknesses also related to the lack of adequate financial accounting policies and processes relating to procedures and contols over our internal controls over financial reporting, specifically with respect to accounting for share-based compensation, the application of the requirements of IFRS 3 (Business Combinations) with respect to non-controlling interests, account balance classification and financial statement presentation and accounting for treasury shares and repurchased capital. The significant deficiency identified in the fiscal years ended March 31, 2023 and 2022 relates to the recognition of revenue for certain hardware sales for which deliveries had been made after the period end.
As a result of the foregoing, we have developed and began a remediation plan that included the following activities:
•
We continue to hire additional personnel with knowledge of, skills and experience in IFRS, to strengthen our regional accounting team’s capabilities.

•
We continue to conduct regular and routine training programs and enhance procedures for the continuous review and updating of financial statements based on changes to accounting standards and regulations, in order to upskill our financial reporting and accounting personnel.

•
We continue to improve our detailed IFRS accounting policy manual for Noventiq’s accounting and financial reporting personnel which will govern specific transactions and the process for closing the financial statements.

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We are enhancing the documentation processes and testing control procedures used in the preparation of financial statements, with the guidance of external consulting firms, to comply with the requirements of Section 404 of the Sarbanes-Oxley Act by establishing process guidelines, information technology general control processes, entity-level controls, a risk and control matrix and a guideline for evaluating the effectiveness of internal control over financial reporting. As part of this process, we are developing and implementing controls to address: (i) the assessment and review of the significant assumptions and inputs to historical and current industry, market and economic trends when determining the fair value of cash generating units and other assets; (ii) the assessment and review over the completeness of issued and outstanding share-based compensation; (iii) the assessment and review over the completeness and calculation of acquired businesses and their related non-controlling interests; (iv) the assessment and review over the accuracy and classification of our internal reporting ledgers and the consolidated financial statements; (v) the assessment and review over the completeness of all capital transactions; and (vi) the review of the terms of hardware sales orders to ensure that sales transactions are recorded in the proper period.

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For the complex and material transactions, we plan to outsource or engage independent third-party valuation specialists to complete or review the Company’s related fair value assessments.

We will not be able to fully remediate these material weaknesses and significant deficiency until these steps have been completed and have been operating effectively for a sufficient period of time. The actions that we are taking are subject to ongoing review by our executive management and will be subject to the oversight of our audit committee. Although we intend to complete this remediation process as quickly as practicable, we provide no assurances with respect to the timeline for implementing effective remedial measures, and our initiatives may not prove to be successful in remediating the material weaknesses or preventing additional material weaknesses or significant deficiencies in our internal control over financial reporting in the future. See “Risk Factors — Risks Related to Regulatory, Legal and Intellectual Property Matters Affecting Noventiq — We and our independent registered public accounting firm have identified material weaknesses and a significant deficiency in our internal control over financial reporting and may identify material weaknesses in the future or otherwise fail to maintain proper and effective internal controls. If we fail to establish and maintain proper internal controls, our ability to produce accurate financial statements or comply with applicable regulations could be impaired. As a result, shareholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of the Parent ADSs.”
RECENT ACCOUNTING PRONOUNCEMENTS
From time to time, new accounting standards, interpretations and amendments are issued by the International Accounting Standards Board (“IASB”) or other standard setting bodies that are adopted by us as of the specified effective date. Please refer to Note 2 to the audited consolidated financial statements and Note 2 to the unaudited condensed consolidated interim financial statements as of and for the six months ended September 30, 2023, included elsewhere in this proxy statement/prospectus for more information about recent accounting pronouncements, the timing of their adoption and our assessment, to the extent we have made such an assessment, of their potential impact on our financial condition and our results of operations and cash flows.
Change in revenue recognition
In May 2022, the IFRS Interpretation Committee (“IFRIC”) formally published the final agenda decision providing guidance to principal versus agent-assessment under IFRS 15 for Software Resellers. The fact pattern provided to the IFRIC was very similar to that which we faced when transacting software sales with customers. Whilst not providing a direct clarification on the topic, as they stated that the specifics of each case may vary and must be analyzed in detail, the IFRIC provided further guidance on the ‘control’ criteria that is used to determine whether revenue is recognized on a principal or agent basis. The staff paper, the published discussions within the IFRIC and the ultimate decision indicate, in our view, support of revenue recognition on a net basis.
In prior years, we recognized revenue from software products under direct or similar reselling arrangements on a ‘net’ basis, where its role is considered more aligned to that of a billing agent or introducer who arranges the provision of software products by the vendor but does not control them before the software product is transferred. The remaining software lines of business of reselling arrangements were recorded on a ‘gross’ basis. This ‘gross’ basis conclusion required significant judgement and was dependent on an assessment of the relative weighting of the various factors.
The new guidance clarifies that the software reseller’s presale advice (while important) is not an explicit or implicit promise in a contract with a customer. In the case of software products, there is no inventory risk before the customer is provided with the licenses, the risk arises after that point until the customer accepts the licenses. In addition, in the case of software products, the software manufacturer is responsible for the software’s functionality, in addition to issuing and activating the licenses, and is therefore responsible in those respects for fulfilling the promise to provide the licenses to the customer.
Based on this guidance, we have reassessed whether Noventiq acts as a principal or an agent for transactions under our “Software and licenses” and “Subscription & Cloud resale” businesses and concluded, considering the facts presented, that an accounting policy change in favor of an agent (and net) presentation should be adopted for all software products under our “Software and licenses” and “Subscription & Cloud resale” businesses that were previously recorded as principal and presented gross.
We have applied this accounting policy change retrospectively, so the years ended March 31, 2022 and March 31, 2023 and the six months ended September 30, 2022 and September 30, 2023, are presented consistently.
QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK
We are exposed to a variety of market and other risks, including the effects of changes in interest rates, foreign currency exchange risk, credit risk and liquidity risk. Information relating to quantitative and qualitative disclosures about these market risks is described below.

Interest rate risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Our exposure to the risk of changes in market interest rates is limited. As at September 30, 2023, approximately 66% of our borrowings were at a fixed rate of interest. We have assessed the concentration of risk with respect to refinancing our debt and concluded it to be low. We have access to a sufficient variety of sources of funding and debt maturing within 12 months can be rolled over with existing lenders.
Foreign currency exchange risk
We have trading activity in foreign currencies, and the monetary assets and liabilities of our subsidiaries are expressed in a variety of currencies. We do not have formal arrangements to mitigate the foreign exchange risks of our operations, but aim to maintain our financial assets and liabilities in local currencies or some of our assets in hard currencies, such as U.S. dollars.
The following demonstrates the sensitivity to a reasonably possible change in USD exchange rates against local currencies with all other variables held constant. The impact on our profit before tax is due to changes in the fair value of monetary assets and liabilities. Translation risk is not considered in the analysis below.
For the year ended March 31, 2023, a positive 46% and negative 85% movement in the USD/Argentine peso exchange rate would have had a negative $5.1 million and a positive $9.5 million effect on our profit before tax, respectively, and a positive 9% and negative 10% movement in the USD/Colombian peso exchange rate would have had a negative $1.5 million and a positive $1.6 million effect on our profit before tax, respectively. For additional information, see Note 30 to the audited consolidated financial statements included elsewhere in this proxy statement/prospectus.
Credit risk
Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. We are exposed to credit risk from our operating activities. Financial assets with potential credit risk relate mainly to trade receivables.
Customer credit risk is managed by each business unit subject to our established policy, procedures and control relating to customer credit risk management. Credit quality of a customer is assessed based on an extensive credit rating scorecard and individual credit limits are defined in accordance with this assessment. Outstanding customer receivables and contract assets are regularly monitored. An impairment analysis is performed at each reporting date using a provision matrix to measure expected credit losses.
The provision rates are based on days past due for groupings of various customer segments with similar loss patterns (i.e., by geographical region and rating). The calculation reflects the probability-weighted outcome, the time value of money and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future economic conditions. Generally, trade receivables are written-off if past due for more than three years and are not subject to enforcement activity.
We do not have a material concentration of credit risk. Although the collection of receivables may be affected by economic factors, we believe that there is no significant risk of loss. The maximum exposure to credit risk as at March 31, 2023 and September 30, 2023 is the carrying value of accounts receivables and loans issued, disclosed in Note 11 and Note 13 to the audited consolidated financial statements and Note 5 and Note 18 to the unaudited condensed consolidated interim financial statements as of and for the six months ended September 30, 2023, included elsewhere in this proxy statement/prospectus.
For additional information on our credit risk exposure and management, see Note 30 to the audited consolidated financial statements included elsewhere in this proxy statement/prospectus.
Liquidity risk
Liquidity risk is defined as the risk that an entity cannot pay its liabilities as they fall due. Prudent liquidity risk management implies maintaining sufficient cash and the availability of funding through an adequate amount of committed credit facilities. We monitor rolling forecasts of our liquidity reserve (forecasts of trade receivable payments, accounts payable and cash and cash equivalents) on the basis of expected cash flow.
For additional information on our liquidity risk exposure and management, see Note 30 to the audited consolidated financial statements included elsewhere in this proxy statement/prospectus.

EXECUTIVE COMPENSATION
Executive Officer and Director Compensation of CGAC
None of CGAC’s executive officers or directors has received any cash compensation for services rendered to it and no executive officer or director of CGAC has received cash compensation for services rendered to Parent prior to the Business Combination. In connection with the Business Combination and following the transactions in connection therewith, Parent’s directors, executive officers and other employees will begin receiving compensation from Parent.
Commencing on the date that CGAC’s securities were first listed on Nasdaq and through the earlier of the consummation of CGAC’s initial business combination and CGAC’s liquidation, CGAC began to reimburse an affiliate of the Sponsor for office space, secretarial and administrative services provided to CGAC in the amount of $40,000 per month; provided, that if CGAC completes its initial business combination prior to 30 months following the closing of CGAC’s Initial Public Offering, then at the closing of the business combination, CGAC would pay to such affiliate an amount equal to $1,200,000 less any amounts previously paid under the administrative services agreement. On November 18, 2021, the Sponsor permanently waived its right to receive any of CGAC’s outstanding, and all of CGAC’s remaining, payment obligations under the administrative services agreement. The Sponsor, executive officers and directors, or their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on CGAC’s behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.
Executive Officer and Director Compensation of Noventiq
The aggregate compensation, including salary and other short-term employee benefits, paid by Noventiq to its directors and executive officers with respect to the fiscal years ended March 31, 2023 and March 31, 2022 was $5.5 million and $3.4 million, respectively.
Executive Officer and Director Compensation of Parent following the Business Combination
Any compensation to be paid to Parent’s executive officers will be determined, or recommended to the Board for determination, by its compensation committee.
It is possible that some or all of CGAC, Noventiq and Parent’s executive officers and directors may negotiate employment or consulting arrangements to remain with Parent after the Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with Parent may influence CGAC, Noventiq and/or Parent’s management’s motivation proceeding with the Business Combination, but none of CGAC, Noventiq or Parent believe that this will be a determining factor in CGAC, Noventiq and/or Parent’s respective decision to proceed with the Business Combination. None of CGAC, Noventiq or Parent are party to any agreements with their respective executive officers and directors that provide for benefits upon termination of employment. For more information about the interests of Sponsor, directors and officers in the Business Combination, see the section titled “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination.”
For so long as Parent qualifies as a foreign private issuer, it will not be required to comply with the proxy rules applicable to U.S. domestic companies, including the requirement applicable to emerging growth companies to disclose the compensation of its Chief Executive Officer and other two most highly compensated executive officers on an individual, rather than aggregate, basis.If we fail to maintain an effective system of internal controls, we may not be able to accurately report our financial results, which could lead to a loss of investor confidence in our financial statements and have an adverse effect on our stock price.
Effective internal controls are necessary for us to provide reliable and accurate financial statements and to effectively prevent fraud. We devote significant resources and time to comply with the internal control over financial reporting requirements of Sarbanes Oxley. As described in Part II Item 9A. “Controls and Procedures,” we have concluded that our disclosure controls and procedures were not effective as of December 31, 2017 due to material weaknesses in our internal controls over financial reporting associated with accounting for income taxes and reverse acquisition accounting. We will enhance, and continue to enhance, our internal controls and expect to remediate these control deficiencies. However, we cannot be certain that these measures will be successful or that we will be able to prevent future material weaknesses or significant deficiencies. Inadequate internal controls could cause investors to lose confidence in our reported financial information, which could have a negative effect on investor confidence in our financial statements, the trading price of our stock and our access to capita
Incentive Plan
Parent intends to adopt the Parent 2024 Omnibus Incentive Plan to be effective the date of the closing of the transactions contemplated by the Business Combination Agreement. The Incentive Plan provides for the grant of various types of awards, including options, (ii) share appreciation rights, (iii) restricted share awards, (iv) restricted share unit awards, and (v) other awards. The Incentive Plan, through the granting of awards, is intended to help Parent to secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of Parent and any affiliate (as defined under Rule 144), and provide means by which the eligible recipients may benefit from increases in value of the ordinary shares. The Incentive Plan will initially be administered by the compensation committee of the board of directors of Parent unless and until the board delegates administration of the plan to a committee.
Subject to adjustment as described in the plan, the maximum number of ordinary shares that may be delivered in satisfaction of awards under the Incentive Plan is an initial 3,150,000 ordinary shares. Shares underlying unvested awards that are forfeited or repurchased by Parent will revert to and again become available for issuance under the plan. Any shares reacquired by Parent in satisfaction of tax withholding obligations on an award or as consideration for the exercise or purchase price of an award will again become available for issuance under the plan.
The terms of each award granted under the plan will be set out in an award agreement.
Please see “Proposal No. 4 — The Incentive Plan Proposal” for further information.

MANAGEMENT OF PARENT FOLLOWING THE BUSINESS COMBINATION
Information about Director Resignations and Appointments
Upon consummation of the Business Combination, CGAC will merge with and into CGAC Merger Sub, with CGAC Merger Sub continuing as a wholly-owned subsidiary of Parent. Each of CGAC’s incumbent directors will resign from their respective positions at CGAC upon the closing of the Business Combination.
Upon consummation of the Business Combination, Parent’s board of directors will initially consist of up to nine directors, with each director having a term that expires in accordance with the Parent Articles of Association, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.
Officers and Directors
We expect that Noventiq’s executive officers will continue as Parent’s executive officers following the Business Combination. For more information regarding the biographical information for these individuals, see the section entitled “Business of Noventiq — Noventiq’s Current Executive Officers.”
At the closing, under the Business Combination Agreement, the Parent Board will consist of nine members, consisting of one independent director designated by the Sponsor and eight directors designated by Noventiq, at least four of whom will qualify as independent. We are in the process of identify the individuals who will become members of the Parent Board, details for whom will be provided proir to closing the Business Combination. Parent’s board of directors consists of a single class, with the entire board of directors being elected each year, and with each director serving a one-year term.
Information about the Anticipated Executive Officers and Directors Upon the Closing of the Business Combination
Independence of Directors
Upon the closing of the Business Combination, Parent anticipates that Parent’s board of directors will initially consist of up to nine directors. Nasdaq listing standards will require that a majority of Parent’s directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.
Board Leadership Structure and Role in Risk Oversight
Upon the consummation of the Business Combination, the Parent Board will oversee the risk management activities designed and implemented by its management. The Parent Board does not anticipate having a standing risk management committee but rather anticipates executing its oversight responsibility both directly and through its standing committees. The Parent Board also will consider specific risk topics, including risks associated with Parent’s strategic initiatives, business plans and capital structure.
It is anticipated that Parent’s management will be primarily responsible for managing the risks associated with operation and business of the company and provide appropriate updates to the Parent Board and the Audit Committee. Parent’s chief executive officer and other executive officers will regularly report to the non-executive directors and the audit, the compensation and the nominating and corporate governance committees to ensure effective and efficient oversight of Parent’s activities and to assist in proper risk management and the ongoing evaluation of management controls. The Parent Board anticipates delegating to the audit committee oversight of its risk management process, and Parent’s other board committees also will consider risks as they perform their respective committee responsibilities. All board committees will report to the Parent Board as appropriate, including, but not limited to, when a matter rises to the level of a material or enterprise risk.

Committees of the Parent Board
The standing committees of the Parent will consist of an audit committee, a compensation committee and a nominating and corporate governance committee. The board of directors may from time to time establish other committees. Each of the committees will report to the Parent Board as it deems appropriate and as the Parent Board may request. The duties and responsibilities of these committees are set forth below.
Audit Committee
Upon the completion of the Business Combination, Parent expects to have an audit committee. Each proposed member of the audit committee qualifies as an independent director under Nasdaq’s corporate governance standards and the independence requirements of Rule 10A-3 under the Exchange Act. At least one member is expected to qualify as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and possesses financial sophistication, as defined under the rules of the Nasdaq.
The purpose of the audit committee will be to assist the board of directors in overseeing and monitoring (1) the quality and integrity of the financial statements, (2) compliance with legal and regulatory requirements, (3) Parent’s independent registered public accounting firm’s qualifications and independence, (4) the performance of Parent’s internal audit function and (5) the performance of Parent’s independent registered public accounting firm.
The board of directors will adopt a written charter for the audit committee which will be available on Parent’s website upon the completion of the Business Combination.
Compensation Committee
Upon the completion of the Business Combination, Parent expects to have a compensation committee.
The purpose of the compensation committee is to assist the board of directors in discharging its responsibilities relating to (1) setting Parent’s compensation program and compensation of its executive officers and directors and (2) monitoring Parent’s incentive and equity-based compensation plans.
The board of directors will adopt a written charter for the compensation committee which will be available on Parent’s website upon the completion of the Business Combination.
Nominating and Corporate Governance Committee
Upon the completion of the Business Combination, Parent expects to have a nominating and corporate governance committee. The purpose of the nominating and corporate governance committee will be to assist the board of directors in discharging its responsibilities relating to (1) identifying individuals qualified to become new board of directors members, consistent with criteria approved by the board of directors, (2) reviewing the qualifications of incumbent directors to determine whether to recommend them for reelection and selecting, or recommending that the board of directors select, the director nominees for the next annual meeting of shareholders, (3) identifying board of directors members qualified to fill vacancies on any board of directors committee and recommending that the board of directors appoint the identified member or members to the applicable committee, (4) reviewing and recommending to the board of directors corporate governance principles applicable to Parent, (5) overseeing the evaluation of the board of directors and management and (6) handling such other matters that are specifically delegated to the committee by the board of directors from time to time.
The board of directors will adopt a written charter for the nominating and corporate governance committee which will be available on Parent’s website upon completion of the Business Combination.
Compensation Committee Interlocks and Insider Participation
Following the consummation of the Business Combination, Parent expects to have a compensation committee. None of the expected members of Parent’s compensation committee has at any time been an officer or employee of Parent. None of Parent’s executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers on CGAC or Parent’s compensation committee or board of directors.
Code of Business Conduct and Ethics
Effective upon the consummation of the Business Combination, Parent will adopt a code of business conduct and ethics that will apply to all of its employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics will be available after the closing on Parent’s website. Parent expects that, to the extent required by law, any amendments to the code, or any waivers of its requirements, will be disclosed on its website.
Limitation on Liability and Indemnification Matters
Parent’s amended and restated memorandum and articles of association that contains provisions that limit the personal liability of Parent’s directors for monetary damages to the fullest extent permitted by Cayman Islands law. Consequently, Parent’s directors will not be personally liable to Parent or its shareholders arising from a breach of fiduciary duty as a director, unless:
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the presumption that directors are acting in good faith, on an informed basis, and with a view to the best interests of Parent has been rebutted; and

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it is proven that the director’s act or failure to act constituted a breach of his or her fiduciary duties as a director and such breach involved intentional misconduct, a knowing violation of law or receipt of an improper personal benefit.

Officer and Director Compensation
Determinations with respect to executive compensation have not yet been made.
As of the time of this proxy statement/prospectus, Parent has not paid any compensation to its directors. Going forward, the Parent Board believes that attracting and retaining qualified non-employee directors will be critical to the future value growth and governance of Parent. Parent anticipates finalizing its director compensation program in the next few months. It is anticipated that, in addition to cash payments, Parent’s directors will receive equity awards under the Incentive Plan, assuming the approval of Proposal 3. See “Proposal No. 4 — The Incentive Plan Proposal” for a description of the Incentive Plan.
Foreign Private Issuer Status
Parent currently qualifies as, and expects immediately following the completion of the Business Combination to qualify as, a “foreign private issuer” under SEC rules. Consequently, for so long as Parent continues to meet such qualification, Parent will be subject to the reporting requirements under the Exchange Act applicable to foreign private issuers. Parent will be required to file its annual report on Form 20-F with the SEC and will furnish reports on Form 6-K to the SEC regarding certain information that is distributed or required to be distributed by Parent to its shareholders.
Based on such foreign private issuer status, under existing rules and regulations, Parent will not be required to file periodic reports and financial statements with the SEC as frequently or as promptly as a U.S. company whose securities are registered under the Exchange Act. Parent will also not be required to comply with Regulation FD, which addresses certain restrictions on the selective disclosure of material information. In addition, among other matters, Parent’s directors, officers and principal shareholders will be exempt from the reporting and “short-swing” profit recovery provisions of Section 16 of the Exchange Act and the rules under the Exchange Act with respect to their purchases and sales of Parent’s ordinary shares.
Despite its initial exemption due to its foreign private issuer status, following the consummation of the Business Combination, Parent currently expects to issue interim financial information publicly and to furnish it to the SEC on Form 6-K.

As a foreign private issuer, Parent is generally subject to the Nasdaq corporate governance listing standards. However, Nasdaq rules permit a foreign private issuer like Parent to follow the corporate governance practices of its home country, which is the Cayman Islands, in lieu of Nasdaq corporate governance requirements relating to independent directors and the formation and composition of committees, with respect to the disclosure of third party director and nominee compensation and the requirement to distribute annual and interim reports. Parent may elect to take advantage of some or all of the exemptions provided by the Nasdaq rules.

DESCRIPTION OF PARENT SHARE CAPITAL
A summary of the material provisions governing Parent’s share capital immediately following consummation of the Business Combination is described below. This summary is not complete and should be read together with the proposed memorandum and articles of association. The proposed memorandum and articles of association of Parent is described in “Proposal No. 3 — The Charter Proposal” and the full text of the proposed memorandum and articles of association is attached as Annex E to this proxy statement/prospectus.
Parent is a Cayman Islands exempted company with limited liability and immediately following consummation of the Business Combination its affairs will be governed by the proposed memorandum and articles of association, the Companies Act and the common law of the Cayman Islands.
Parent’s authorized share capital consists of 200,000,000 ordinary shares of a par value of $0.0001 each. All Parent ordinary shares issued and outstanding at the consummation of the Business Combination will be fully paid and non-assessable.
The proposed memorandum and articles of association will become effective upon consummation of the Business Combination. The following are summaries of material provisions of the proposed memorandum and articles of association and the Companies Act insofar as they relate to the material terms of the Parent ordinary shares.
Ordinary Shares
Dividends
The holders of Parent ordinary shares will be entitled to such dividends as may be declared by the board of directors of Parent may in its discretion lawfully declare from time to time. The proposed memorandum and articles of association provides that dividends may be declared and paid out of Parent’s profits, realized or unrealized, out of the share premium account or as otherwise permitted by law. Except as otherwise provided by the rights attached to any Parent ordinary shares, dividends and other distributions may be paid in any currency. The board of directors of Parent may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.
General Meetings of Shareholders
Parent will hold an annual general meeting at such time and place as the board of directors of Parent will determine. At least five calendar days’ notice shall be given for any general meeting. The directors of Parent, the chief executive officer or the chairman may call general meetings. The holders of a majority of the Parent ordinary shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum for all purposes.
Inspection of Books and Records
The board of directors of Parent will determine whether, to what extent, at what times and places and under what conditions or regulations the accounts and books of Parent will be open to the inspection by Parent shareholders, and no Parent shareholder will otherwise have any right of inspecting any account or book or document of Parent except as required by the Companies Act or authorized by Parent shareholders in a general meeting.
Changes in Capital
Parent may from time to time by ordinary resolution:
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increase the share capital by such sum, to be divided into shares of such classes and amount, as the resolution will prescribe;

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consolidate and divide all or any share capital into shares of a larger amount than existing shares;

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sub-divide its existing shares or any of them into shares of a smaller amount; or

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cancel any shares that at the date of the passing of the resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled.

Parent may by special resolution reduce its share capital or any capital redemption reserve fund in any manner permitted by law.
Exempted Company
Parent is an exempted company with limited liability incorporated under the laws of Cayman Islands. The Companies Act distinguishes between ordinary resident companies and exempted companies. Any company that is registered in the Cayman Islands but conducts business mainly outside of the Cayman Islands may apply to be registered as an exempted company. The requirements for an exempted company are essentially the same as for an ordinary company except for the exemptions and privileges listed below:
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an exempted company does not have to file an annual return of its shareholders with the Registrar of Companies of the Cayman Islands;

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an exempted company’s register of members is not open to inspection;

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an exempted company does not have to hold an annual general meeting;

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an exempted company may issue no par value shares;

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an exempted company may obtain an undertaking against the imposition of any future taxation (such undertakings are usually given for 20 years in the first instance);

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an exempted company may register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands;

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an exempted company may register as a limited duration company; and

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an exempted company may register as a segregated portfolio company.

Warrants
Set forth below is also a description of warrants of Parent that will be issued and outstanding upon the consummation of the Business Combination including both public and private warrants. These are the same warrants issued and outstanding in connection with the CGAC Initial Public Offering. Parent is not issuing any warrant to Noventiq shareholders in connection with the Business Combination.
Each whole warrant entitles the registered holder to purchase one Parent ordinary share at a price of $11.50 per share, subject to adjustment as discussed below, at any time during the period commencing 30 days after the completion of the Business Combination, except as discussed in the immediately succeeding paragraph. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of Parent ordinary shares. This means only a whole warrant may be exercised at a given time by a warrant holder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. The warrants will expire five years after the completion of the Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
Parent will not be obligated to deliver any Parent ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Parent ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to Parent satisfying its obligations described below with respect to registration, or a valid exemption from registration is available. No warrant will be exercisable and Parent will not be obligated to issue an ordinary share upon exercise of a warrant unless the ordinary share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will Parent be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the Parent ordinary share underlying such unit.
Parent has agreed to use commercially reasonable efforts to maintain the effectiveness of this Registration Statement and a current prospectus relating to the Parent ordinary shares issuable upon exercise of the warrants until the warrants expire or are redeemed, as specified in the warrant agreement; provided that if Parent ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, Parent may, at its option, require holders of warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event Parent so elects, it will not be required to maintain in effect a registration statement, but will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
Redemption of warrants when the price per ordinary share equals or exceeds $18.00
Once the warrants (including warrants held by Sponsor) become exercisable, Parent may redeem the outstanding warrants:
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in whole and not in part;

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at a price of $0.01 per warrant;

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upon a minimum of 30 days’ prior written notice of redemption to each warrant holder; and

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if, and only if, the closing price of the Parent ordinary shares equals or exceeds $18.00 per share (including adjustments to the number of shares issuable upon exercise or the exercise price of a warrant as described under the heading “ — Warrants — Anti-Dilution Adjustments”) for any 20 trading days within a 30-trading day period ending three trading days before Parent sends the notice of redemption to the warrant holders.

Parent will not redeem the warrants as described above unless a registration statement under the Securities Act covering the issuance of the Parent ordinary shares issuable upon exercise of the warrants is then effective and a current prospectus relating to those Parent ordinary shares is available throughout the 30-day redemption period. If and when the warrants become redeemable by Parent, Parent may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws.
Parent has established the last of the redemption criterion discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and Parent issues a notice of redemption of the warrants, each warrant holder will be entitled to exercise his, her or its warrant prior to the scheduled redemption date. However, the price of the Parent ordinary shares may fall below the $18.00 redemption trigger price (including adjustments to the number of shares issuable upon exercise or the exercise price of a warrant as described under the heading “— Anti-Dilution Adjustments”) as well as the $11.50 (for whole shares) warrant exercise price after the redemption notice is issued.
No fractional Parent ordinary shares will be issued upon exercise. If, upon exercise, a holder would be entitled to receive a fractional interest in a share, Parent will round down to the nearest whole number of the number of Parent ordinary shares to be issued to the holder. If, at the time of redemption, the warrants are exercisable for a security other than the Parent ordinary shares pursuant to the warrant agreement, the warrants may be exercised for such security. At such time as the warrants become exercisable for a security other than the Parent ordinary shares, Parent (or the surviving entity) will use its commercially reasonable efforts to register under the Securities Act the security issuable upon the exercise of the warrants.
Redemption procedures
A holder of a warrant may notify Parent in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 9.8% (or such other amount as a holder may specify) of the Parent ordinary shares issued and outstanding immediately after giving effect to such exercise.
Anti-Dilution Adjustments
If the number of outstanding Parent ordinary shares is increased by a capitalization or share dividend paid in Parent ordinary shares to all or substantially all holders of Parent ordinary shares, or by a split-up of Parent ordinary shares or other similar event, then, on the effective date of such capitalization or share dividend, split-up or similar event, the number of Parent ordinary shares issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding Parent ordinary shares. A rights offering made to all or substantially all holders of ordinary shares entitling holders to purchase Parent ordinary shares at a price less than the “historical fair market value” (as defined below) will be deemed a share dividend of a number of Parent ordinary shares equal to the product of (i) the number of Parent ordinary shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Parent ordinary shares) and (ii) one minus the quotient of (x) the price per Parent ordinary share paid in such rights offering and (y) the historical fair market value. For these purposes, (i) if the rights offering is for securities convertible into or exercisable for Parent ordinary shares, in determining the price payable for Parent ordinary shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “historical fair market value” means the volume weighted average price of Parent ordinary shares as reported during the 10 trading day period ending on the trading day prior to the first date on which Parent ordinary shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.
In addition, if Parent, at any time while the warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to all or substantially all of the holders of Parent ordinary shares on account of such Parent ordinary shares (or other securities into which the warrants are then convertible), other than (1) as described above, (2) any cash dividends or cash distributions which, when combined on a per share basis with all other cash dividends and cash distributions paid on the Parent ordinary shares during the 365-day period ending on the date of declaration of such dividend or distribution, does not exceed $0.50 (as adjusted to appropriately reflect any other adjustments and excluding cash dividends or cash distributions that resulted in an adjustment to the exercise price or to the number of Parent ordinary shares issuable on exercise of each warrant) but only with respect to the amount of the aggregate cash dividends or cash distributions equal to or less than $0.50 per share, (3) to satisfy the redemption rights of the holders of Parent ordinary shares in connection with a proposed initial business combination, (4) to satisfy the redemption rights of the holders of Parent ordinary shares in connection with a shareholder vote to approve an amendment to the current memorandum and articles of association that would affect the substance or timing of its obligation to provide for the redemption of public shares in connection with an initial business combination or to redeem 100% of Parent’s public shares if it has not consummated an initial business combination within 18 months from the closing of this offering, or (5) in connection with the redemption of public shares upon failure to complete an initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each Parent ordinary share in respect of such event.
If the number of outstanding Parent ordinary shares is decreased by a consolidation, combination, reverse share split or reclassification of Parent ordinary shares or other similar event, then, on the effective date of such consolidation, combination, reverse share split, reclassification or similar event, the number of Parent ordinary shares issuable on exercise of each warrant will be decreased in proportion to such decrease in outstanding Parent ordinary shares.
Whenever the number of Parent ordinary shares purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of Parent ordinary shares purchasable upon the exercise of the warrants immediately prior to such adjustment and (y) the denominator of which will be the number of Parent ordinary shares so purchasable immediately thereafter.

In case of any reclassification or reorganization of the outstanding Parent ordinary shares (other than those described above or that solely affects the par value of such Parent ordinary shares), or in the case of any merger or consolidation of Parent with or into another corporation (other than a consolidation or merger in which Parent is the continuing corporation and that does not result in any reclassification or reorganization of Parent’s issued and outstanding ordinary shares), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of Parent as an entirety or substantially as an entirety in connection with which Parent is dissolved, the registered holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the Parent ordinary shares immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of Parent ordinary shares or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event.
The warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and CGAC. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder for the purpose of: (1) curing any ambiguity or correct any mistake, including to conform the provisions of the warrant agreement to the description of the terms of the warrants and the warrant agreement set forth in this proxy statement/prospectus, or defective provision; (2) amending the provisions relating to cash dividends on ordinary shares as contemplated by and in accordance with the warrant agreement; or (3) adding or changing any provisions with respect to matters or questions arising under the warrant agreement as the parties to the warrant agreement may deem necessary or desirable and that the parties deem to not adversely affect the rights of the registered holders of the warrants. You should review a copy of the warrant agreement, which was filed as an exhibit to the registration statement for the CGAC Initial Public Offering for a complete description of the terms and conditions applicable to the warrants.
The warrant holders do not have the rights or privileges of holders of Parent ordinary shares and any voting rights until they exercise their warrants and receive Parent ordinary shares. After the issuance of Parent ordinary shares upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.
Enforceability of Civil Liability under Cayman Islands Law
Parent has been advised by Maples and Calder, its Cayman Islands legal counsel that the courts of the Cayman Islands are unlikely (1) to recognize or enforce against Parent judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state and (2) in original actions brought in the Cayman Islands, to impose liabilities against Parent predicated upon the civil liability provisions of the federal securities laws of the United States or any state, so far as the liabilities imposed by those provisions are penal in nature. In those circumstances, although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, the courts of the Cayman Islands will recognize and enforce a foreign money judgment of a foreign court of competent jurisdiction without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided certain conditions are met. For a foreign judgment to be enforced in the Cayman Islands, such judgment must be final and conclusive and for a liquidated sum, and must not be in respect of taxes or a fine or penalty, inconsistent with a Cayman Islands judgment in respect of the same matter, impeachable on the grounds of fraud or obtained in a manner, and or be of a kind the enforcement of which is, contrary to natural justice or the public policy of the Cayman Islands (awards of punitive or multiple damages may well be held to be contrary to public policy). A Cayman Islands Court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.
Anti-Money Laundering — Cayman Islands
If any person in the Cayman Islands knows or suspects or has reasonable grounds for knowing or suspecting that another person is engaged in criminal conduct or money laundering or is involved with terrorism or terrorist financing and property and the information for that knowledge or suspicion came to their attention in the course of business in the regulated sector, or other trade, profession, business or employment, the person will be required to report such knowledge or suspicion to (i) the Financial Reporting Authority of the Cayman Islands, pursuant to the Proceeds of Crime Act (as amended) of the Cayman Islands if the disclosure relates to criminal conduct or money laundering, or (ii) a police officer of the rank of constable or higher, or the Financial Reporting Authority, pursuant to the Terrorism Act (as amended) of the Cayman Islands, if the disclosure relates to involvement with terrorism or terrorist financing and property. Such a report shall not be treated as a breach of confidence or of any restriction upon the disclosure of information imposed by any enactment or otherwise. CGAC reserves the right to refuse to make any payment to a shareholder if CGAC’s directors or officers suspect or are advised that the payment to such shareholder might result in a breach of applicable anti-money laundering, counter-terrorist financing, prevention of proliferation financing and financial sanctions or other laws or regulations by any person in any relevant jurisdiction, or if such refusal is considered necessary or appropriate to ensure our compliance with any such laws or regulations in any applicable jurisdiction.
Data Protection — Cayman Islands
We have certain duties under the Data Protection Act (as amended) of the Cayman Islands (the “DPA”) based on internationally accepted principles of data privacy.
Privacy Notice
This privacy notice puts CGAC shareholders on notice that through your investment in CGAC or Parent you will provide us with certain personal information which constitutes personal data within the meaning of the DPA (“personal data”).
In the following discussion, the “company” refers to us and our affiliates and/or delegates, except where the context requires otherwise.
Investor Data
We will collect, use, disclose, retain and secure personal data to the extent reasonably required only and within the parameters that could be reasonably expected during the normal course of business. We will only process, disclose, transfer or retain personal data to the extent legitimately required to conduct our activities of on an ongoing basis or to comply with legal and regulatory obligations to which we are subject. We will only transfer personal data in accordance with the requirements of the DPA, and will apply appropriate technical and organizational information security measures designed to protect against unauthorized or unlawful processing of the personal data and against the accidental loss, destruction or damage to the personal data.
In our use of this personal data, we will be characterized as a “data controller” for the purposes of the DPA, while our affiliates and service providers who may receive this personal data from us in the conduct of our activities may either act as our “data processors” for the purposes of the DPA or may process personal information for their own lawful purposes in connection with services provided to us.
We may also obtain personal data from other public sources. Personal data includes, without limitation, the following information relating to a shareholder and/or any individuals connected with a shareholder as an investor: name, residential address, email address, contact details, corporate contact information, signature, nationality, place of birth, date of birth, tax identification, credit history, correspondence records, passport number, bank account details, source of funds details and details relating to the shareholder’s investment activity.
Who this Affects
If you are a natural person, this will affect you directly. If you are a corporate investor (including, for these purposes, legal arrangements such as trusts or exempted limited partnerships) that provides us with personal data on individuals connected to you for any reason in relation your investment in the company, this will be relevant for those individuals and you should transmit the content of this Privacy Notice to such individuals or otherwise advise them of its content.

How the Company May Use Your Personal Data
The company, as the data controller, may collect, store and use personal data for lawful purposes, including, in particular:
(i)
where this is necessary for the performance of our rights and obligations under any purchase agreements;

(ii)
where this is necessary for compliance with a legal and regulatory obligation to which we are subject (such as compliance with anti-money laundering and FATCA/CRS requirements); and/or

(iii)
where this is necessary for the purposes of our legitimate interests and such interests are not overridden by your interests, fundamental rights or freedoms.

Should we wish to use personal data for other specific purposes (including, if applicable, any purpose that requires your consent), we will contact you.
Why We May Transfer Your Personal Data
In certain circumstances, we may be legally obliged to share personal data and other information with respect to your shareholding with the relevant regulatory authorities such as the Cayman Islands Monetary Authority or the Tax Information Authority. They, in turn, may exchange this information with foreign authorities, including tax authorities.
We anticipate disclosing personal data to persons who provide services to us and their respective affiliates (which may include certain entities located outside the US, the Cayman Islands or the European Economic Area), who will process your personal data on our behalf.
The Data Protection Measures We Take
Any transfer of personal data by us or our duly authorized affiliates and/or delegates outside of the Cayman Islands shall be in accordance with the requirements of the DPA.
We and our duly authorized affiliates and/or delegates shall apply appropriate technical and organizational information security measures designed to protect against unauthorized or unlawful processing of personal data, and against accidental loss or destruction of, or damage to, personal data.
We shall notify you of any personal data breach that is reasonably likely to result in a risk to your interests, fundamental rights or freedoms or those data subjects to whom the relevant personal data relates.

DESCRIPTION OF PARENT AMERICAN DEPOSITARY SHARES
The below summarizes the terms of the Parent ADSs. Parent will apply to list, to be effective at the time of the Business Combination, the Parent ADSs under the symbol “NVIQ”. The Parent ADSs issuable on deposit of ordinary shares of Parent will be registered pursuant to a separate Registration Statement on Form F-6, and, in connection with the closing of the Business Combination, shareholders who receive ordinary shares of Parent pursuant to the Business Combination Agreement will be able to deposit their respective ordinary shares to receive Parent ADSs. Parent cannot assure you that the ADSs will be approved for listing on Nasdaq.
American Depositary Shares
The Bank of New York Mellon, as depositary, will register and deliver Parent ADSs. Each Parent ADS will represent one share (or a right to receive one share) deposited with The Bank of New York Mellon, acting through an office located in the United Kingdom, as custodian. Each ADS will also represent any other securities, cash or other property that may be held by the depositary. The deposited shares together with any other securities, cash or other property held by the depositary are referred to as the deposited securities. The depositary’s office at which the Parent ADSs will be administered and its principal executive office are located at 240 Greenwich Street, New York, New York 10286.
You may hold Parent ADSs either (A) directly (i) by having an American Depositary Receipt (an “ADR”), which is a certificate evidencing a specific number of Parent ADSs, registered in your name, or (ii) by having uncertificated Parent ADSs registered in your name, or (B) indirectly by holding a security entitlement in Parent ADSs through your broker or other financial institution that is a direct or indirect participant in The Depository Trust Company (“DTC”). If you hold Parent ADSs directly, you are a registered Parent ADS holder (an “ADS holder”). This description assumes you are an ADS holder. If you hold the Parent ADSs indirectly, you must rely on the procedures of your broker or other financial institution to assert the rights of ADS holders described in this section. You should consult with your broker or financial institution to find out what those procedures are.
Registered holders of uncertificated Parent ADSs will receive statements from the depositary confirming their holdings.
As an ADS holder, we will not treat you as one of our shareholders and you will not have shareholder rights. Cayman Islands law governs shareholder rights. The depositary will be the holder of the shares underlying your Parent ADSs. As a registered holder of Parent ADSs, you will have ADS holder rights. A deposit agreement among us, the depositary, ADS holders and all other persons indirectly or beneficially holding Parent ADSs sets out ADS holder rights as well as the rights and obligations of the depositary. New York law governs the deposit agreement and the Parent ADSs.
The following is a summary of the material provisions of the deposit agreement. For more complete information, you should read the entire deposit agreement and the form of ADR. Directions on how to obtain copies of those documents are provided on page 254.
Dividends and Other Distributions
How will you receive dividends and other distributions on the shares?
The depositary has agreed to pay or distribute to ADS holders the cash dividends or other distributions it or the custodian receives on shares or other deposited securities, upon payment or deduction of its fees and expenses. You will receive these distributions in proportion to the number of shares your Parent ADSs represent.
Cash.   The depositary will convert any cash dividend or other cash distribution we pay on the shares into U.S. dollars, if it can do so on a reasonable basis and can transfer the U.S. dollars to the United States. If that is not possible or if any government approval is needed and cannot be obtained, the deposit agreement allows the depositary to distribute the foreign currency only to those ADS holders to whom it is possible to do so. It will hold the foreign currency it cannot convert for the account of the ADS holders who have not been paid. It will not invest the foreign currency and it will not be liable for any interest.

Before making a distribution, any withholding taxes, or other governmental charges that must be paid will be deducted. See “Material U.S. Federal Income Tax Considerations”. The depositary will distribute only whole U.S. dollars and cents and will round fractional cents to the nearest whole cent. If the exchange rates fluctuate during a time when the depositary cannot convert the foreign currency, you may lose some of the value of the distribution.
Shares.   The depositary may distribute additional Parent ADSs representing any shares we distribute as a dividend or free distribution. The depositary will only distribute whole Parent ADSs. It will sell shares which would require it to deliver a fraction of a Parent ADS (or Parent ADSs representing those shares) and distribute the net proceeds in the same way as it does with cash. If the depositary does not distribute additional Parent ADSs, the outstanding Parent ADSs will also represent the new shares. The depositary may sell a portion of the distributed shares (or Parent ADSs representing those shares) sufficient to pay its fees and expenses in connection with that distribution.
Rights to purchase additional shares.   If we offer holders of our securities any rights to subscribe for additional shares or any other rights, the depositary may (i) exercise those rights on behalf of ADS holders, (ii) distribute those rights to ADS holders or (iii) sell those rights and distribute the net proceeds to ADS holders, in each case after deduction or upon payment of its fees and expenses. To the extent the depositary does not do any of those things, it will allow the rights to lapse. In that case, you will receive no value for them. The depositary will exercise or distribute rights only if we ask it to and provide satisfactory assurances to the depositary that it is legal to do so. If the depositary will exercise rights, it will purchase the securities to which the rights relate and distribute those securities or, in the case of shares, new Parent ADSs representing the new shares, to subscribing ADS holders, but only if ADS holders have paid the exercise price to the depositary. U.S. securities laws may restrict the ability of the depositary to distribute rights or Parent ADSs or other securities issued on exercise of rights to all or certain ADS holders, and the securities distributed may be subject to restrictions on transfer.
Other Distributions.   The depositary will send to ADS holders anything else we distribute on deposited securities by any means it thinks is legal, fair and practical. If it cannot make the distribution in that way, the depositary has a choice. It may decide to sell what we distributed and distribute the net proceeds, in the same way as it does with cash. Or, it may decide to hold what we distributed, in which case Parent ADSs will also represent the newly distributed property. However, the depositary is not required to distribute any securities (other than Parent ADSs) to ADS holders unless it receives satisfactory evidence from us that it is legal to make that distribution. The depositary may sell a portion of the distributed securities or property sufficient to pay its fees and expenses in connection with that distribution. U.S. securities laws may restrict the ability of the depositary to distribute securities to all or certain ADS holders, and the securities distributed may be subject to restrictions on transfer.
The depositary is not responsible if it decides that it is unlawful or impractical to make a distribution available to any ADS holders. We have no obligation to register Parent ADSs, shares, rights or other securities under the Securities Act. We also have no obligation to take any other action to permit the distribution of Parent ADSs, shares, rights or anything else to ADS holders. This means that you may not receive the distributions we make on our shares or any value for them if it is illegal or impractical for us to make them available to you.
Deposit, Withdrawal and Cancellation
How are Parent ADSs issued?
The depositary will deliver Parent ADSs if you or your broker deposits shares or evidence of rights to receive shares with the custodian. Upon payment of its fees and expenses and of any taxes or charges, such as stamp taxes or stock transfer taxes or fees, the depositary will register the appropriate number of Parent ADSs in the names you request and will deliver the Parent ADSs to or upon the order of the person or persons that made the deposit.
How can ADS holders withdraw the deposited securities?
You may surrender your Parent ADSs to the depositary for the purpose of withdrawal. Upon payment of its fees and expenses and of any taxes or charges, such as stamp taxes or stock transfer taxes or fees, the depositary will deliver the shares and any other deposited securities underlying the Parent ADSs to the ADS holder or a person the ADS holder designates at the office of the custodian. Or, at your request, risk and expense, the depositary will deliver the deposited securities at its office, if feasible. However, the depositary is not required to accept surrender of Parent ADSs to the extent it would require delivery of a fraction of a deposited share or other security. The depositary may charge you a fee and its expenses for instructing the custodian regarding delivery of deposited securities.
How do ADS holders interchange between certificated Parent ADSs and uncertificated Parent ADSs?
You may surrender your ADR to the depositary for the purpose of exchanging your ADR for uncertificated Parent ADSs. The depositary will cancel that ADR and will send to the ADS holder a statement confirming that the ADS holder is the registered holder of uncertificated Parent ADSs. Upon receipt by the depositary of a proper instruction from a registered holder of uncertificated Parent ADSs requesting the exchange of uncertificated Parent ADSs for certificated Parent ADSs, the depositary will execute and deliver to the ADS holder an ADR evidencing those Parent ADSs.
Voting Rights
How do you vote?
ADS holders may instruct the depositary how to vote the number of deposited shares their Parent ADSs represent. If we request the depositary to solicit your voting instructions (and we are not required to do so), the depositary will notify you of a shareholders’ meeting and send or make voting materials available to you. Those materials will describe the matters to be voted on and explain how ADS holders may instruct the depositary how to vote. For instructions to be valid, they must reach the depositary by a date set by the depositary. The depositary will try, as far as practical, subject to the laws of the Cayman Islands and the provisions of our articles of association or similar documents, to vote or to have its agents vote the shares or other deposited securities as instructed by ADS holders. If we do not request the depositary to solicit your voting instructions, you can still send voting instructions, and, in that case, the depositary may try to vote as you instruct, but it is not required to do so.
Except by instructing the depositary as described above, you will not be able to exercise voting rights unless you surrender your Parent ADSs and withdraw the shares. However, you may not know about the meeting enough in advance to withdraw the shares. In any event, the depositary will not exercise any discretion in voting deposited securities and it will only vote or attempt to vote as instructed.
We cannot assure you that you will receive the voting materials in time to ensure that you can instruct the depositary to vote the shares represented by your Parent ADSs. In addition, the depositary and its agents are not responsible for failing to carry out voting instructions or for the manner of carrying out voting instructions. This means that you may not be able to exercise voting rights and there may be nothing you can do if the shares represented by your Parent ADSs are not voted as you requested.
In order to give you a reasonable opportunity to instruct the depositary as to the exercise of voting rights relating to Deposited Securities, if we request the Depositary to act, we agree to give the depositary notice of any such meeting and details concerning the matters to be voted upon at least 45 days in advance of the meeting date.

Fees and Expenses
Persons depositing or withdrawing shares or ADS holders must pay:	For:
$5.00 (or less) per 100 Parent ADSs (or portion of 100 Parent ADSs)
Issuance of Parent ADSs, including issuances resulting from a distribution of shares or rights or other property
Cancellation of Parent ADSs for the purpose of withdrawal, including if the deposit agreement terminates

$.05 (or less) per Parent ADS	Any cash distribution to ADS holders
A fee equivalent to the fee that would be payable if securities distributed to you had been shares and the shares had been deposited for issuance of Parent ADSs	Distribution of securities distributed to holders of deposited securities (including rights) that are distributed by the depositary to ADS holders
$.05 (or less) per Parent ADS per calendar year	Depositary services
Registration or transfer fees	Transfer and registration of shares on our share register to or from the name of the depositary or its agent when you deposit or withdraw shares
Expenses of the depositary	Cable (including SWIFT) and facsimile transmissions (when expressly provided in the deposit agreement) Converting foreign currency to U.S. dollars
Taxes and other governmental charges the depositary or the custodian has to pay on any Parent ADSs or shares underlying Parent ADSs, such as stock transfer taxes, stamp duty or withholding taxes	As necessary
Any charges incurred by the depositary or its agents for servicing the deposited securities	As necessary
The depositary collects its fees for delivery and surrender of Parent ADSs directly from investors depositing shares or surrendering Parent ADSs for the purpose of withdrawal or from intermediaries acting for them. The depositary collects fees for making distributions to investors by deducting those fees from the amounts distributed or by selling a portion of distributable property to pay the fees. The depositary may collect its annual fee for depositary services by deduction from cash distributions or by directly billing investors or by charging the book-entry system accounts of participants acting for them. The depositary may collect any of its fees by deduction from any cash distribution payable (or by selling a portion of securities or other property distributable) to ADS holders that are obligated to pay those fees. The depositary may generally refuse to provide fee-attracting services until its fees for those services are paid.
From time to time, the depositary may make payments to us to reimburse us for costs and expenses generally arising out of establishment and maintenance of the Parent ADS program, waive fees and expenses for services provided to us by the depositary or share revenue from the fees collected from ADS holders. In performing its duties under the deposit agreement, the depositary may use brokers, dealers, foreign currency dealers or other service providers that are owned by or affiliated with the depositary and that may earn or share fees, spreads or commissions.
The depositary may convert currency itself or through any of its affiliates, or the custodian or we may convert currency and pay U.S. dollars to the depositary. Where the depositary converts currency itself or through any of its affiliates, the depositary acts as principal for its own account and not as agent, advisor, broker or fiduciary on behalf of any other person and earns revenue, including, without limitation, transaction spreads, that it will retain for its own account. The revenue is based on, among other things, the difference between the exchange rate assigned to the currency conversion made under the deposit agreement and the rate that the depositary or its affiliate receives when buying or selling foreign currency for its own account. The depositary makes no representation that the exchange rate used or obtained by it or its affiliate in any currency conversion under the deposit agreement will be the most favorable rate that could be obtained at the time or that the method by which that rate will be determined will be the most favorable to ADS holders, subject to the depositary’s obligation to act without negligence or bad faith. The methodology used to determine exchange rates used in currency conversions made by the depositary is available upon request. Where the custodian converts currency, the custodian has no obligation to obtain the most favorable rate that could be obtained at the time or to ensure that the method by which that rate will be determined will be the most favorable to ADS holders, and the depositary makes no representation that the rate is the most favorable rate and will not be liable for any direct or indirect losses associated with the rate. In certain instances, the depositary may receive dividends or other distributions from us in U.S. dollars that represent the proceeds of a conversion of foreign currency or translation from foreign currency at a rate that was obtained or determined by us and, in such cases, the depositary will not engage in, or be responsible for, any foreign currency transactions and neither it nor we make any representation that the rate obtained or determined by us is the most favorable rate and neither it nor we will be liable for any direct or indirect losses associated with the rate.
Payment of Taxes
You will be responsible for any taxes or other governmental charges payable on your Parent ADSs or on the deposited securities represented by any of your Parent ADSs. The depositary may refuse to register any transfer of your Parent ADSs or allow you to withdraw the deposited securities represented by your Parent ADSs until those taxes or other charges are paid. It may apply payments owed to you or sell deposited securities represented by your Parent ADSs to pay any taxes owed and you will remain liable for any deficiency. If the depositary sells deposited securities, it will, if appropriate, reduce the number of Parent ADSs to reflect the sale and pay to ADS holders any proceeds, or send to ADS holders any property, remaining after it has paid the taxes.
Tender and Exchange Offers; Redemption, Replacement or Cancellation of Deposited Securities
The depositary will not tender deposited securities in any voluntary tender or exchange offer unless instructed to do so by an ADS holder surrendering Parent ADSs and subject to any conditions or procedures the depositary may establish.
If deposited securities are redeemed for cash in a transaction that is mandatory for the depositary as a holder of deposited securities, the depositary will call for surrender of a corresponding number of Parent ADSs and distribute the net redemption money to the holders of called Parent ADSs upon surrender of those Parent ADSs.
If there is any change in the deposited securities such as a sub-division, combination or other reclassification, or any merger, consolidation, recapitalization or reorganization affecting the issuer of deposited securities in which the depositary receives new securities in exchange for or in lieu of the old deposited securities, the depositary will hold those replacement securities as deposited securities under the deposit agreement. However, if the depositary decides it would not be lawful and practical to hold the replacement securities because those securities could not be distributed to ADS holders or for any other reason, the depositary may instead sell the replacement securities and distribute the net proceeds upon surrender of the Parent ADSs.
If there is a replacement of the deposited securities and the depositary will continue to hold the replacement securities, the depositary may distribute new Parent ADSs representing the new deposited securities or ask you to surrender your outstanding Parent ADSs in exchange for new Parent ADSs identifying the new deposited securities.
If there are no deposited securities underlying Parent ADSs, including if the deposited securities are cancelled, or if the deposited securities underlying Parent ADSs have become apparently worthless, the depositary may call for surrender of those Parent ADSs or cancel those Parent ADSs upon notice to the ADS holders.

Amendment and Termination
How may the deposit agreement be amended?
We may agree with the depositary to amend the deposit agreement and the ADRs without your consent for any reason. If an amendment adds or increases fees or charges, except for taxes and other governmental charges or expenses of the depositary for registration fees, facsimile costs, delivery charges or similar items, or prejudices a substantial right of ADS holders, it will not become effective for outstanding Parent ADSs until 30 days after the depositary notifies ADS holders of the amendment. At the time an amendment becomes effective, you are considered, by continuing to hold your Parent ADSs, to agree to the amendment and to be bound by the ADRs and the deposit agreement as amended.
How may the deposit agreement be terminated?
The depositary will initiate termination of the deposit agreement if we instruct it to do so. The depositary may initiate termination of the deposit agreement if
•
60 days have passed since the depositary told us it wants to resign but a successor depositary has not been appointed and accepted its appointment;

•
we delist the Parent ADSs from an exchange in the United States on which they were listed and do not list the Parent ADSs on another exchange in the United States or make arrangements for trading of Parent ADSs on the U.S. over-the-counter market;

•
we delist our shares from an exchange outside the United States on which they were listed and do not list the shares on another exchange outside the United States;

•
the depositary has reason to believe the Parent ADSs have become, or will become, ineligible for registration on Form F-6 under the Securities Act of 1933;

•
we appear to be insolvent or enter insolvency proceedings;

•
all or substantially all the value of the deposited securities has been distributed either in cash or in the form of securities;

•
there are no deposited securities underlying the Parent ADSs or the underlying deposited securities have become apparently worthless; or

•
there has been a replacement of deposited securities.

If the deposit agreement will terminate, the depositary will notify ADS holders at least 90 days before the termination date. At any time after the termination date, the depositary may sell the deposited securities. After that, the depositary will hold the money it received on the sale, as well as any other cash it is holding under the deposit agreement, unsegregated and without liability for interest, for the pro rata benefit of the ADS holders that have not surrendered their Parent ADSs. Normally, the depositary will sell as soon as practicable after the termination date.
After the termination date and before the depositary sells, ADS holders can still surrender their Parent ADSs and receive delivery of deposited securities, except that the depositary may refuse to accept a surrender for the purpose of withdrawing deposited securities or reverse previously accepted surrenders of that kind that have not settled if it would interfere with the selling process. The depositary may refuse to accept a surrender for the purpose of withdrawing sale proceeds until all the deposited securities have been sold. The depositary will continue to collect distributions on deposited securities, but, after the termination date, the depositary is not required to register any transfer of Parent ADSs or distribute any dividends or other distributions on deposited securities to ADS holders (until they surrender their Parent ADSs) or give any notices or perform any other duties under the deposit agreement except as described in this paragraph.
Limitations on Obligations and Liability
Limits on our Obligations and the Obligations of the Depositary; Limits on Liability to Holders of Parent ADSs
The deposit agreement expressly limits our obligations and the obligations of the depositary. It also limits our liability and the liability of the depositary. We and the depositary:

•
are only obligated to take the actions specifically set forth in the deposit agreement without negligence or bad faith, and the depositary will not be a fiduciary or have any fiduciary duty to holders of Parent ADSs;

•
are not liable if we are or it is prevented or delayed by law or by events or circumstances beyond our or its ability to prevent or counteract with reasonable care or effort from performing our or its obligations under the deposit agreement;

•
are not liable if we or it exercises discretion permitted under the deposit agreement;

•
are not liable for the inability of any holder of Parent ADSs to benefit from any distribution on deposited securities that is not made available to holders of Parent ADSs under the terms of the deposit agreement, or for any special, consequential or punitive damages for any breach of the terms of the deposit agreement;

•
have no obligation to become involved in a lawsuit or other proceeding related to the Parent ADSs or the deposit agreement on your behalf or on behalf of any other person;

•
may rely upon any documents we believe or it believes in good faith to be genuine and to have been signed or presented by the proper person;

•
are not liable for the acts or omissions of any securities depository, clearing agency or settlement system; and

•
the depositary has no duty to make any determination or provide any information as to our tax status, or any liability for any tax consequences that may be incurred by ADS holders as a result of owning or holding Parent ADSs or be liable for the inability or failure of an ADS holder to obtain the benefit of a foreign tax credit, reduced rate of withholding or refund of amounts withheld in respect of tax or any other tax benefit.

In the deposit agreement, we and the depositary agree to indemnify each other under certain circumstances.
Requirements for Depositary Actions
Before the depositary will deliver or register a transfer of Parent ADSs, make a distribution on Parent ADSs, or permit withdrawal of shares, the depositary may require:
•
payment of stock transfer or other taxes or other governmental charges and transfer or registration fees charged by third parties for the transfer of any shares or other deposited securities;

•
satisfactory proof of the identity and genuineness of any signature or other information it deems necessary; and

•
compliance with regulations it may establish, from time to time, consistent with the deposit agreement, including presentation of transfer documents.

The depositary may refuse to deliver Parent ADSs or register transfers of Parent ADSs when the transfer books of the depositary or our transfer books are closed or at any time if the depositary or we think it advisable to do so.
Your Right to Receive the Shares Underlying your Parent ADSs
ADS holders have the right to cancel their Parent ADSs and withdraw the underlying shares at any time except:
•
when temporary delays arise because: (i) the depositary has closed its transfer books or we have closed our transfer books; (ii) the transfer of shares is blocked to permit voting at a shareholders’ meeting; or (iii) we are paying a dividend on our shares;

•
when you owe money to pay fees, taxes and similar charges; or

•
when it is necessary to prohibit withdrawals in order to comply with any laws or governmental regulations that apply to Parent ADSs or to the withdrawal of shares or other deposited securities.

This right of withdrawal may not be limited by any other provision of the deposit agreement.
Direct Registration System
In the deposit agreement, all parties to the deposit agreement acknowledge that the Direct Registration System, also referred to as DRS, and Profile Modification System, also referred to as Profile, will apply to the Parent ADSs. DRS is a system administered by DTC that facilitates interchange between registered holding of uncertificated Parent ADSs and holding of security entitlements in Parent ADSs through DTC and a DTC participant. Profile is a feature of DRS that allows a DTC participant, claiming to act on behalf of a registered holder of uncertificated Parent ADSs, to direct the depositary to register a transfer of those Parent ADSs to DTC or its nominee and to deliver those Parent ADSs to the DTC account of that DTC participant without receipt by the depositary of prior authorization from the ADS holder to register that transfer.
In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties to the deposit agreement understand that the depositary will not determine whether the DTC participant that is claiming to be acting on behalf of an ADS holder in requesting registration of transfer and delivery as described in the paragraph above has the actual authority to act on behalf of the ADS holder (notwithstanding any requirements under the Uniform Commercial Code). In the deposit agreement, the parties agree that the depositary’s reliance on and compliance with instructions received by the depositary through the DRS/Profile system and in accordance with the deposit agreement will not constitute negligence or bad faith on the part of the depositary.
Shareholder Communications; Inspection of Register of Holders of Parent ADSs
The depositary will make available for your inspection at its office all communications that it receives from us as a holder of deposited securities that we make generally available to holders of deposited securities. The depositary will send you copies of those communications or otherwise make those communications available to you if we ask it to. You have a right to inspect the register of holders of Parent ADSs, but not for the purpose of contacting those holders about a matter unrelated to our business or the Parent ADSs.
Jury Trial Waiver
The deposit agreement provides that, to the extent permitted by law, ADS holders waive the right to a jury trial of any claim they may have against us or the depositary arising out of or relating to our shares, the Parent ADSs or the deposit agreement, including any claim under the U.S. federal securities laws. If we or the depositary opposed a jury trial demand based on the waiver, the court would determine whether the waiver was enforceable in the facts and circumstances of that case in accordance with applicable case law.
You will not, by agreeing to the terms of the deposit agreement, be deemed to have waived our or the depositary’s compliance with U.S. federal securities laws or the rules and regulations promulgated thereunder.
NO PARENT ADSS ARE BEING OFFERED PURSUANT TO THIS PROXY STATEMENT/PROSPECTUS. THE PARENT ADSS ISSUABLE ON DEPOSIT OF ORDINARY SHARES OF PARENT WILL BE REGISTERED PURSUANT TO A SEPARATE REGISTRATION STATEMENT ON FORM F-6, AND, IN CONNECTION WITH THE CLOSING OF THE BUSINESS COMBINATION, SHAREHOLDERS WHO RECEIVE ORDINARY SHARES OF PARENT PURSUANT TO THE BUSINESS COMBINATION AGREEMENT WILL BE ABLE TO DEPOSIT THEIR RESPECTIVE ORDINARY SHARES TO RECEIVE PARENT ADSS.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding (i) the actual beneficial ownership of CGAC ordinary shares as of December 26, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of CGAC ordinary shares, which is prior to the consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement and (ii) expected beneficial ownership of Parent ordinary shares immediately following the consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement, assuming that no CGAC Class A ordinary shares are redeemed following such date excluding the potential dilutive effect of the exercise of the Parent warrants after the closing held by:
•
each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) who is a beneficial owner of more than 5% of CGAC’s issued and outstanding ordinary shares or is expected to be the beneficial owner of more than 5% of Parent’s issued and outstanding ordinary shares following the closing;

•
each of CGAC’s current named executive officers and directors;

•
each person who will become a named executive officer or a director of Parent upon the consummation of the Business Combination;

•
all of CGAC’s current executive officers and directors as a group; and

•
all of Parent’s executive officers and directors as a group after the consummation of the Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. The table below does not include the ordinary shares underlying the private placement warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement/prospectus. Ordinary shares issuable pursuant to options or warrants are deemed to be outstanding for purposes of computing the beneficial ownership percentage of the person or group holding such options or warrants but are not deemed to be outstanding for purposes of computing the beneficial ownership percentage of any other person.
In the table below, beneficial ownership of CGAC before the Business Combination is based on 10,244,938 CGAC Class A ordinary shares and 175,000 Class B ordinary shares outstanding as of December 26, 2023. On all matters to be voted upon, the holders of the CGAC Class A ordinary shares and CGAC Class B ordinary shares vote together as a single class. The table below does not include the CGAC Class A ordinary shares underlying the CGAC private placement warrants because these securities are not exercisable within 60 days of December 26, 2023.
The expected beneficial ownership percentages set forth in the table below with respect to Parent ordinary shares following the Business Combination do not take into account (i) the exercise of approximately 17,133,333 warrants to purchase Parent ordinary shares that will be outstanding following the Business Combination, (ii) any equity awards that may be issued under the proposed Incentive Plan following the Business Combination or (iii) any newly issued Noventiq Earnout Shares that may be issued pursuant to the terms of the CSR Agreement, if any. If the actual facts are different than these assumptions, the ownership percentages held by each of CGAC’s existing shareholders, the Sponsor, CGAC independent directors and the current Noventiq shareholders will be different.
Unless otherwise indicated, Parent believes that all persons named in the table have sole voting and investment power with respect to all ordinary shares owned by them.

Name of Beneficial Owners(1)	CGAC Before the Business Combination				Parent after the Business Combination Assuming No Redemption
	CGAC Class A Ordinary Shares		CGAC Class B Ordinary Shares(2)
	Number of Shares	Percent of Class	Number of Shares	Percent of Class	Number of Shares	Percent
CGAC Sponsor, LLC (the Sponsor)(3)	9,825,000	94.3%	1	*	2,825,001	7.15%
John Cadeddu(3)	9,825,000	94.3%	1	*	2,825,001	7.15%
Marvin Tien(3)	9,825,000	94.3%	1	*	2,825,001	7.15%
Jane Mathieu	—	—	—	—	—	—
David Kutcher	—	—	—	—	—	—
Kevin Tanaka	—	—	—	—	—	—
Alexandre Balkanski	—	—	58,333	33.3%	58,333	*
John Mulkey	—	—	58,333	33.3%	58,333	*
Jason Park	—	—	58,333	33.3%	58,333	*
All officers and directors of CGAC as a group (pre-Business Combination) (9 individuals)	9,825,000	94.3%	175,000	100.0%	3,000,000	7.59%

*
less than 1%

(1)
The business address of each of the persons and entities indicated is 251 Lytton Avenue, Suite 200, Palo Alto, California 94301.

(2)
Class B ordinary shares will automatically convert into Class A ordinary shares concurrently with or immediately prior to the consummation of the Business Combination on a one-for-one basis, subject to adjustment.

(3)
The shares reported above are held in the name of the Sponsor. The Sponsor is controlled by John Cadeddu and Marvin Tien. As discussed in the CGAC financial statements, a portion of the shares received by the Sponsor will be distributed under an agreement with a third-party that constitutes a finders fee arrangement.

The Sponsor and CGAC’s executive officers and directors prior to the Business Combination are deemed to be CGAC’s “promoters” as such term is defined under the federal securities laws.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
CGAC’s Related Party Transactions
Founder Shares
On October 28, 2020, the Sponsor paid $25,000, or approximately $0.003 per share, to cover certain expenses on CGAC’s behalf in consideration of 8,625,000 Class B ordinary shares. In November 2020, the Sponsor transferred 50,000 Class B ordinary shares to each of CGAC’s independent directors (Alexandre Balkanski, John Mulkey, and Jason Park) in recognition of, and as compensation for, their future services to CGAC. On December 16, 2020, CGAC effected a share capitalization of 1,437,500 Class B ordinary shares, resulting in an aggregate of 10,062,500 Class B ordinary shares outstanding. The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent 20% of the issued and outstanding shares upon completion of such offering. Up to 1,312,500 of the Class B ordinary shares outstanding were subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment in connection with CGAC’s initial public offering was not exercised in full or in part. As a result of the underwriters’ election to partially exercise their over-allotment option, the Sponsor forfeited 62,500 Class B ordinary shares for no consideration, resulting in an aggregate of 10,000,000 Class B ordinary shares outstanding as of December 31, 2022. The Founder Shares held by the Sponsor (including the Class A ordinary shares issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned.
The Sponsor agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) one year after the completion of the initial Business Combination or (B) subsequent to the initial Business Combination, (x) if the last sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the initial Business Combination, or (y) the date on which CGAC completes a liquidation, merger, share exchange or other similar transaction that results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.
On June 15, 2023, CGAC held an extraordinary general meeting of shareholders, which was adjourned and reconvened on June 20, 2023 (the “Extension Meeting”), to amend CGAC’s amended and restated memorandum and articles of association, as amended (the “Articles Amendment”) to (i) extend the date by which CGAC has to consummate a business combination from June 21, 2023 to March 21, 2024 (the “Extended Date”) or such earlier date as shall be determined by the Company’s board of directors in its sole discretion (the “Amended Termination Date” and, such proposal, the “Extension Amendment Proposal”), (ii) eliminate from the amended and restated memorandum and articles of association the limitation that CGAC shall not redeem Class A ordinary shares included as part of the units sold in the CGAC Initial Public Offering to the extent that such redemption would cause CGAC’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation Amendment Proposal”) and (ii) amend CGAC’s amended and restated memorandum and articles of association to provide that Class B ordinary shares may be converted either at the time of the consummation of CGAC’s initial business combination or at any earlier date at the option of the holders of Class B ordinary shares (the “Founder Conversion Amendment Proposal”). The shareholders of CGAC approved the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal at the Extension Meeting and on June 21, 2023, the Company filed the Articles Amendment with the Registrar of Companies of the Cayman Islands.
In connection with the vote to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal, shareholders elected to redeem 771,499 Class A ordinary shares, resulting in redemption payments out of the Trust Account totalling $8,085,078, or approximately $10.48 per share which includes $370,088 of earnings in the Trust Account not previously withdrawn. Subsequent to the redemptions, 419,938 Class A ordinary shares remained issued and outstanding.
On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, the Sponsor, the holder of an aggregate of 9,825,001 shares of CGAC’s Class B Ordinary Shares, par value

$0.0001 per share, elected to convert 9,825,000 shares of the Class B Ordinary Shares held by it on a one-for-one basis into Class A Ordinary Shares of the Company, with immediate effect. Following such conversion, the Sponsor holds 9,825,000 shares of Class A Ordinary Shares and one share of Class B Ordinary Shares and the Company has an aggregate of 10,244,938 shares of Class A Ordinary Shares issued and outstanding (419,938 of which are subject to possible redemption) and 175,000 shares of Class B Ordinary Shares issued and outstanding.
Private Placement Warrants
Concurrently with the closing of CGAC’s initial public offering, the Sponsor purchased 7,600,000 private placement warrants at a price of $1.50 per private placement warrant, generating proceeds of $11,400,000 in the private placement.
Each private placement warrant is exercisable for one Class A ordinary share at a price of $11.50 per share. A portion of the proceeds from the sale of the private placement warrants was added to the proceeds from the Initial Public Offering held in the trust account. If we do not complete a business combination prior to June 30, 2024, the private placement warrants will expire worthless. The private placement warrants will be exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees. The private placement warrants will be amended to be redeemable after the completion of a business combination on the same terms as all other warrants.
Pursuant to the Business Combination Agreement, the Sponsor has agreed to forfeit 3,800,000 private placement warrants. The Sponsor and CGAC’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their private placement warrants until 30 days after the completion of the initial business combination.
Related Party Loans
On October 28, 2020, the sponsor agreed to loan CGAC up to $300,000 to cover expenses related to its initial public offering pursuant to a promissory note (the “Note”). This loan was non-interest bearing and payable on the earlier of June 30, 2021 or the completion of the initial public offering. On October 27, 2020 and December 17, 2020, the Company borrowed $115,000 and $55,000, respectively, under the Note. On December 22, 2020, CGAC repaid the Note in full. As of December 31, 2022, CGAC had no outstanding balance under the Note.
In addition, in order to finance transaction costs in connection with a business combination, the Sponsor or an affiliate of the Sponsor, or certain of our officers and directors may, but are not obligated to, loan us funds or pay third parties that provided services to CGAC as advances as may be required (“Working Capital Loans”). If CGAC completes a business combination, it would repay the Working Capital Loans out of the proceeds of the trust account released to it. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the trust account. In the event that a business combination is not completed, CGAC may use a portion of the proceeds held outside the trust account to repay the Working Capital Loans but no proceeds held in the trust account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post business combination entity at a price of $1.50 per warrant. The warrants would be identical to the private placement warrants. As of September 30, 2023, there were no outstanding Working Capital Loans under this arrangement.
Administrative Support Agreement
CGAC agreed, commencing on the effective date of its initial public offering through the earlier of CGAC’s consummation of a business combination and its liquidation, to pay the Sponsor a total of $40,000 per month for office space, utilities and secretarial and administrative support. CGAC incurred $480,000 and $480,000 in these fees for the years ended December 31, 2022 and 2021, respectively. As of September 30, 2023, there were $280,000 in fees outstanding for these services. This is reflected in due to related party on the balance sheet.

On November 18, 2021, the Sponsor permanently waived its right to receive any of CGAC’s outstanding, and all of CGAC’s remaining, payment obligations under the administrative services agreement.
Contractual Obligations
Registration and Shareholder Rights
The holders of founder shares, private placement warrants and warrants that may be issued upon conversion of Working Capital Loans, if any, will be entitled to registration rights (in the case of the founder shares, only after conversion of such shares into Class A ordinary shares) pursuant to a registration and shareholder rights agreement entered into during the consummation of the Initial Public Offering. These holders will be entitled to certain demand and “piggyback” registration and shareholder rights. However, the registration and shareholder rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until the termination of the applicable lock-up period for the securities to be registered. We will bear the expenses incurred in connection with the filing of any such registration statements.
Amended and Restated Registration Rights Agreement
The Business Combination Agreement contemplates that, at or prior to the Closing, the Company, the Sponsor and certain Noventiq shareholders will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Sponsor and such Noventiq shareholders will be granted certain registration rights with respect to their respective Ordinary Shares, in each case, subject to the terms and conditions set forth in the Registration Rights Agreement.
Sponsor Support Agreement
Concurrently with the execution of the Business Combination Agreement, the Sponsor entered into a support agreement with the Company and Noventiq (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby; (ii) not to solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with any third-party with respect to a CGAC Acquisition Proposal (as defined in the Sponsor Support Agreement); (iii) be bound by certain transfer restrictions with respect to its shares in the Company prior to the closing of the Proposed Business Combination; (iv) not to transfer any of the Restricted Securities (as defined in the Sponsor Support Agreement) from and after the Closing and until the earlier of (A) the six (6) month anniversary of the Closing Date and (B) the date following the Closing Date on which the Company completes a Liquidity Event (as defined in the Sponsor Support Agreement).
Underwriting Agreement (Restated)
The underwriter was entitled to underwriting discounts of $0.20 per unit sold in the Initial Public Offering, or $8,000,000 in the aggregate, paid upon the closing of the Initial Public Offering. An additional fee of $0.35 per unit sold in the Initial Public Offering, or $14,000,000 in the aggregate will be payable to the underwriters for deferred underwriting commissions. Effective December 20, 2022, in accordance with a fee reduction agreement, the underwriter agreed to irrevocably forfeit $10,000,000 of the aggregate $14,000,000 deferred fee that would otherwise be payable to it in cash pursuant the underwriting agreement, resulting in a reduced deferred fee of $4,000,000. The deferred underwriting commissions will become payable to the underwriters from the amounts held in the trust account solely in the event that we complete a Business Combination, subject to the terms of the underwriting agreement. The Company accounted for this forfeiture during the fourth calendar quarter of the year ended December 31, 2022.
On June 23, 2023, the Company and the underwriter agreed to terminate the December 20, 2022 fee reduction agreement solely upon execution of a side letter in accordance with the duly executed Mutual Termination of Initial Fee Reduction Agreement. On June 23, 2023, in accordance with the duly executed Side Letter to Underwriting Agreement, the Company and the underwriter agreed to the following:

1.
Cantor will irrevocably forfeit $7,000,000 (instead of $10,000,000) of the aggregate $14,000,000 Original Fee that would otherwise be payable to it in cash pursuant to the Underwriting Agreement, resulting in a reduced fee of $7,000,000 (the “Fee”), which shall be payable in cash by the Company to Cantor upon consummation of a Business Combination, as originally set forth in the Underwriting Agreement.

2.
In addition, upon the consummation of the Business Combination, the Company shall pay to the Underwriter a non-refundable cash fee equal to 3.0% of:

•
(x)   the aggregate maximum gross proceeds received or receivable in connection with any Equity Financing, including, without limitation, aggregate amounts committed by investors to purchase securities, whether or not all securities are issued upon consummation of the Business Combination, plus

•
(y)   the gross proceeds received by the Company upon exercise of any warrants or other securities issued in connection with such Financing that are convertible into common stock of the Company;

•
the aggregate maximum principal amount of debt committed or available to be committed or available in connection with the Debt Financing (including, without limitation, in the case of an offering of debt securities, the aggregate maximum principal amount of securities committed to be purchased by investors), whether or not drawn down (or, in the case of an offering of debt securities, whether or not purchased) upon consummation of the business Combination; and

•
any proceeds received from the Trust Account in connection with the Business Combination.

The fees noted in items 1 and 2 above are contingent upon a successful completion of a Business Combination. There is no assurance that a Business Combination will be consummated by the Extended Date (or any such later date of termination approved in accordance with the Amended and Restated Memorandum and Articles of Association). In accordance with the guidance in ASC Topic 450, Contingencies, the Company is required to record its best estimate of the loss if the amount of loss can be reasonably estimated. The fee amount noted in item 2 cannot be reasonably estimated or determinable at this time and as a result, is not recorded in the consolidated condensed unaudited financial statements.
Finders Fee Arrangement
A portion of the Founder Shares will be distributed under an agreement with a third party on April 28, 2023 that constitutes a finder’s fee arrangement (the “Finder’s Fee Arrangement”). The Finder’s Fee Arrangement provides for the Sponsor to make a $2 million cash payment to the third party and provide an option to purchase an economic interest in 2,000,000 membership units of the Sponsor contingent on the consummation of the business acquisition, which option is accounted for under the guidance in ASC 718. Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. Compensation expense related to such shares is recognized only when the performance based vesting condition (i.e. the consummation of the business acquisition) is probable of achievement under the applicable accounting literature. Stock-based compensation would be recognized at the consummation of the business combination, in an amount equal to the number of such shares times the grant date fair value per share (unless subsequently modified) less the amount initially received for the transfer of such shares. The Company will reflect the transactions in its financial statements when the business acquisition is consummated as the Sponsor is a principal shareholder in the Company and the Company benefits from the Finder’s Fee Arrangement. The Finder’s Fee Arrangement included potential compensation payable to the third party.
Noventiq Related Party Transactions
Separation of SLR
On October 7, 2022, Noventiq announced the sale of its Russian business through a sale of 100% of the share capital of Joint Stock Capital Softline Trade (“SLR”) to Igor Borovikov, Noventiq’s founder (the “Founder”), for a consideration of $1. In connection with the Separation, pursuant to a Separation Agreement with, dated October 27, 2022, and related transitional services agreements, Noventiq was issued a loan of $20 million, accruing interest at a rate of 5.5% per annum maturing on December 31, 2023.
As a result of the Separation, a part of intercompany borrowings were reclassified to borrowings from related parties in an amount of $7.3 million evidenced by a series of loan agreements with former subsidiaries of Noventiq disposed in the Separation. Outstanding balances due to Noventiq from such parties as follows:
•
Softline Limited, for a principal amount of $6.0 million and bearing interest at a rate of 4% per annum. As of March 31, 2023, $4.5 million remained outstanding;

•
Softline (D.S.) LTD, for a principal amount of $1.65 million and bearing interest at a rate of 4% per annum. As of March 31, 2023, $1.7 million remained outstanding;

•
DPA LLC, for a principal amount of 2.3 million Belarussian Rubles and bearing interest at a rate of 4.5% per annum. As of March 31, 2023, $892 thousand remained outstanding;

•
Squalio SIA, for a principal amount of €490 thousand and bearing interest at a rate of 5% per annum. As of March 31, 2023, $550 thousand reaming outstanding;

•
LLC SkySoft Victory, for a principal amount of €400 thousand and bearing interest at a rate of 7% per annum. As of March 31, 2023, $330 thousand remained outstanding; and

•
Soft Distribution LLP, for a principal amount of $170 thousand and bearing interest at a rate of 0% per annum. As of March 31, 2023, $161 thousand remained outstanding.

In April 2023, the Founder, sold his interest in SLR to a fund under the management of TETIS Capital LLC and thereafter SLR and its subsidiaries ceased to be related parties for Noventiq.
As of the dates set forth below, Noventiq had advances issued and other receivables balances from the following former subsidiaries:
	September 30, 2023	March 31, 2023	March 31, 2022
	(in thousands)
Niltasoft Computers Trading LLC	—	$3,000	—
LLC Soft Logistic	—	$2,394	—
JSC Softline	—	$575	—
Softline Limited	—	$533	—
LLC Softline Integration	—	$234	—
LLC Softline Projects	—	$142	—
LLC Aflex	—	—	$200
As of the dates set forth below, Noventiq had trade receivables balances from the following former subsidiaries:
	September 30, 2023	March 31, 2023	March 31, 2022
	(in thousands)
JSC Softline	—	$1,777	—
LLP Soft Distribution	—	$406	—
LLC Axoft International	$293	$281	—
SIA Squalio	$236	$251	—
LLC Axoft Distribution	—	$133	—
LLC Softline Projects	—	$121	—
LLC Axoft	—	$121	—
LLC SkySoft Victory	—	$10	$1,112
LLC Smartline	—	—	$602

As of the dates set forth below, Noventiq had contract liabilities to the following former subsidiaries:
	September 30, 2023	March 31, 2023
	(in thousands)
LLC Axoft International	—	1,294
JSC Softline	—	225
LLC Soft Logistic	—	176
LLC Axoft Distribution	—	147
LLC Softline International	—	131
As of the dates set forth below, Noventiq had short-term and long-term borrowings from the following former subsidiaries:
	September 30, 2023	March 31, 2023	March 31, 2022
	(in thousands)
LLC Soft Logistic	—	$5,139	—
LLC National Center for Support and Development	—	$2,175	—
LLC Axoft	—	$189	—
Softline Managment ApS	—	—	$1,390
As of the dates set forth below, Noventiq had trade and other payables from the following former subsidiaries:
	September 30, 2023	March 31, 2023
	(in thousands)
LLC DPA	$616	—
JSC Softline	—	$10,093
LLC Softline International	—	$237
LLC Softline Integration	—	$177
SIA Squalio	$31	$145
For the periods ended as of the dates set forth below, Noventiq had sales from the following former subsidiaries:
	September 30, 2023	March 31, 2023	March 31, 2022
	(in thousands)
JSC Softline	$564	$7,677	—
LLC Smartline	$3	$2,276	—
LLC Skysoft Victory	—	$1,818	$3,127
LLP Soft Distribution	—	$1,040	—
LLC Softline Projects	—	$756	—
LLC Softline Internet Trade	—	$542	—
LLC Axoft	—	$445	—
LLC Development Bureau	—	$235
LLC Aflex	—	$142	$15
LLC Axoft Distribution	—	$128	—

For the periods ended as of the dates set forth below, Noventiq had purchases from the following former subsidiaries:
	September 30, 2023	March 31, 2023
	(in thousands)
JSC Softline	$450	—
LLC Axoft	—	$327
Pursuant to the TSA, SLR provided certain services used by Noventiq and its affiliates to ensure an orderly transition of Noventiq’s business and effectuate the Separation. Pursuant to the TSA, SLR provided certain services on a transitional basis, including use of information technology, finance, treasury and other services at rates specified in the TSA. As of September 30, 2023, no payments were made pursuant to the TSA. The TSA was terminated as Noventiq completed the migration of these various services in-house or, for certain services to new third party providers.
For additional information regarding the Separation, see “Business of Noventiq — History and Development.”
Loan Agreements and Payments with Certain Shareholders
Noventiq entered into a series of loan agreements as lender with SGI Group Limited, an entity controlled by the Founder, each bearing interest at a rate of 7% per annum. As of September 30, 2023, $2.5 million remained outstanding under these loan agreements.
Noventiq entered into a loan agreement, as lender, dated December 20, 2019 with Da Vinci Private Equity Fund II L.P., an entity affiliated with one of the Supporting Shareholders, in aggregate principal amount of $2.0 million and bearing interest at a rate of 15% per annum. As of September 30, 2023, no amount remained outstanding under this loan agreement.
In November 2021, Noventiq paid $1.0 million to its related party ITI Group Ltd, one of Noventiq’s shareholders, for the consulting services in connection with Noventiq’s initial public offering on the London Stock Exchange.

INFORMATION ON SECURITIES AND DIVIDENDS
CGAC
Market Information
CGAC’s units, Class A ordinary shares and warrants are each traded on the Nasdaq under the symbols “COOLU,” “COOL” and “COOLW,” respectively. CGAC’s units commenced public trading on December 17, 2020. CGAC’s Class A ordinary shares and warrants began separate trading on February 8, 2021. CGAC’s units will automatically separate into their component securities upon consummation of the Business Combination and those component securities will be converted into Parent securities and, as a result, CGAC Class A ordinary shares, CGAC units and CGAC warrants will no longer trade as independent securities. Parent will apply to list, to be effective at the time of the Business Combination, the Parent ADSs and warrants on Nasdaq under the symbols “NVIQ” and “NVIQW,” respectively. The Parent ADSs issuable on deposit of ordinary shares of Parent will be registered pursuant to a separate Registration Statement on Form F-6, and, in connection with the closing of the Business Combination, shareholders who receive ordinary shares of Parent pursuant to the Business Combination Agreement will be able to deposit their respective ordinary shares to receive Parent ADSs. Parent will not apply to list its ordinary shares on Nasdaq, and the ordinary shares of Parent are not expected to be listed for trading on Nasdaq. CGAC expects the CGAC Class A ordinary shares, units and warrants will be delisted from Nasdaq.
The closing price of the CGAC Class A ordinary shares, CGAC units and CGAC warrants on May 3, 2023, the last trading day before announcement of the execution of the Business Combination Agreement, was $10.13, 10.12 and $0.03, respectively. As of May 20, 2024, the record date for the Extraordinary Meeting, the most recent closing price for each of the Class A ordinary shares, CGAC units and CGAC warrants was $11.03, $10.80 and $0.161, respectively.
Holders of the CGAC’s units, Class A ordinary shares and warrants should obtain current market quotations for their securities. The market price of CGAC’s securities could vary at any time before the Business Combination.
Holders
As of December 27, 2023, there was 1 holder of record for CGAC’s units, 1 holder of record for CGAC’s Class A ordinary shares, 4 holder of record of CGAC’s Class B ordinary shares and 2 holders of record of CGAC’s warrants.
Dividend Policy of CGAC
CGAC has not paid any cash dividends on CGAC’s ordinary shares to date and does not intend to pay cash dividends prior to the completion of the Business Combination. The payment of cash dividends in the future will be dependent upon CGAC’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of a business combination. The payment of any cash dividends subsequent to a business combination will be within the discretion of the Parent board of directors at such time (as described in more detail below). Further, if CGAC incurs any indebtedness, its ability to declare dividends may be limited by restrictive covenants it may agree to in connection therewith.
Noventiq
Market Information
Noventiq’s GDRs trade on the LSE under the symbol “NVIQ.” Parent will apply to list, to be effective at the time of the Business Combination, the Parent ADSs and warrants on Nasdaq under the symbols “NVIQ” and “NVIQW,” respectively. The Parent ADSs issuable on deposit of ordinary shares of Parent will be registered pursuant to a separate Registration Statement on Form F-6, and, in connection with the closing of the Business Combination, shareholders who receive ordinary shares of Parent pursuant to the Business Combination Agreement will be able to deposit their respective ordinary shares to receive Parent ADSs. Parent will not apply to list its ordinary shares on Nasdaq, and the ordinary shares of Parent are not expected to be listed for trading on Nasdaq. CGAC expects the CGAC Class A ordinary shares, units and warrants will be delisted from Nasdaq.
The closing price of the Noventiq GDRs on May 3, 2023, the last trading day before announcement of the execution of the original business combination agreement, was $1.20. Following the entry into the original business combination agreement, Noventiq delisted from the LSE.
Dividend Policy
Following the completion of the Business Combination, any determination to pay cash dividends will be at the discretion of Parent’s board of directors and will depend upon a number of factors, including Parent’s results of operations, financial condition, future prospects, contractual restrictions, restrictions imposed by applicable law and other factors the Parent board of directors deems relevant.
Any credit facilities or other future financing agreements by Parent likely will restrict its ability to pay dividends, finance future operations or capital needs, or engage, expand or pursue its business activities. Parent’s ability to comply with these restrictions and covenants in the future is uncertain and will be affected by the levels of free cash flow and events or circumstances beyond its control, such as a downturn in Parent’s business or the economy in general.

LEGAL MATTERS
The legality of the Parent ordinary shares and Parent warrants offered by this proxy statement/prospectus and certain other Cayman Islands legal matters will be passed upon for Noventiq by Maples and Calder. Certain legal matters relating to U.S. law will be passed upon for Noventiq by Allen & Overy LLP. Certain legal matters relating to U.S. law will be passed upon for CGAC by Reitler Kailas & Rosenblatt LLP. Certain legal matters relating to Cayman Islands law will be passed upon for CGAC by Walkers.
EXPERTS
Corner Growth Acquisition Corp.’s financial statements as of December 31, 2023 and December 31, 2022, and for the years then ended have been included in this proxy statement/prospectus in reliance upon the report of Marcum LLP (which report contains an explanatory paragraph regarding the ability of Corner Growth Acquisition Corp. to continue as a going concern as described in Note 1 to the financial statements), appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
The consolidated financial statements of Noventiq Holdings PLC as of March 31, 2023 and 2022, and for the years then ended, included in this proxy statement/prospectus have been audited by UHY LLP, independent registered public accounting firm, as set forth in their report thereon, appearing herein, and are included in reliance on such report given on the authority of such firm as experts in auditing and accounting.
APPRAISAL RIGHTS
The Companies Act prescribes when shareholder appraisal rights will be available and sets the limitations on such rights. Where such rights are available, shareholders are entitled to receive fair value for their shares. However, regardless of whether such rights are or are not available, shareholders are still entitled to exercise the rights of redemption as set out herein, and CGAC has determined that the redemption proceeds payable to shareholders who exercise such redemption rights represents the fair value of those shares. Extracts of relevant sections of the Companies Act follow:
238. (1) A member of a constituent company incorporated under this Act shall be entitled to payment of the fair value of that person’s shares upon dissenting from a merger or consolidation.
239. (1) No rights under section 238 shall be available in respect of the shares of any class for which an open market exists on a recognised stock exchange or recognised interdealer quotation system at the expiry date of the period allowed for written notice of an election to dissent under section 238(5), but this section shall not apply if the holders thereof are required by the terms of a plan of merger or consolidation pursuant to section 233 or 237 to accept for such shares anything except — (a) shares of a surviving or consolidated company, or depository receipts in respect thereof; (b) shares of any other company, or depository receipts in respect thereof, which shares or depository receipts at the effective date of the merger or consolidation, are either listed on a national securities exchange or designated as a national market system security on a recognised interdealer quotation system or held of record by more than two thousand holders; (c) cash in lieu of fractional shares or fractional depository receipts described in paragraphs (a) and (b); or (d) any combination of the shares, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in paragraphs (a), (b) and (c).
DELIVERY OF DOCUMENTS TO SHAREHOLDERS
Unless CGAC has received contrary instructions, it may send a single copy of this proxy statement/prospectus to any household at which two or more shareholders reside if it believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce CGAC’s expenses. However, if shareholders prefer to receive multiple sets of disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of disclosure documents, the shareholders should follow these instructions:

•
if the shares are registered in the name of the shareholder, the shareholder should contact CGAC at its offices at 251 Lytton Avenue, Suite 200, Palo Alto, California 94301, to inform it of his or her request; or

•
if a bank, broker or other nominee holds the shares, the shareholders should contact the bank, broker or other nominee directly.

Following the Business Combination, shareholders should send any such requests in writing to Noventiq Holding Company, 26-28 Hammersmith Grove, London W6 7HA, United Kingdom. The telephone number of Noventiq Holding Company’s principal executive office is +40 (20) 4577 1222.
TRANSFER AGENT AND REGISTRAR
The Transfer Agent for the securities of CGAC is Continental Stock Transfer & Trust Company. The Transfer Agent for the securities of Parent is Computershare Trust Company, N.A.
SUBMISSION OF SHAREHOLDER PROPOSALS
The CGAC Board is aware of no other matter that may be brought before the Extraordinary Meeting. However, if any other matter should properly come before the Extraordinary Meeting, the persons named in the enclosed proxies will vote such proxies in accordance with their judgment on any such matters.
SHAREHOLDER PROPOSALS
If the Business Combination is consummated and Parent holds a 2024 annual general meeting of shareholders, it shall provide notice of or otherwise publicly disclose the date on which the 2024 annual general meeting shall be held. As a foreign private issuer, Parent will not be subject to the SEC’s proxy rules.
OTHER SHAREHOLDER COMMUNICATIONS
Shareholders and interested parties may communicate with the CGAC Board, any committee chairperson or the non-management directors as a group by writing to the CGAC Board or committee chairperson in care of Corner Growth Acquisition Corp., 251 Lytton Avenue, Suite 200, Palo Alto, California 94301. Following the Business Combination, such communications should be sent in care of Noventiq Holding Company, 26-28 Hammersmith Grove, London W6 7HA, United Kingdom. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or the non-management directors.
WHERE YOU CAN FIND MORE INFORMATION
CGAC files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on CGAC at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.
If you would like additional copies of this proxy statement/prospectus or if you have questions about the Business Combination, you should contact via phone or in writing:
Kevin Tanaka, Director of Corporate Development
Corner Growth Acquisition Corp.
kevin@coernercapitalmgmt.com
If you are a shareholder and would like to request documents, please do so no later than five business days before the Extraordinary Meeting in order to receive them before the Extraordinary Meeting. If you request any documents from CGAC, CGAC will mail them to you by first class mail, or another equally prompt means.
All information contained in this proxy statement/prospectus relating to CGAC has been supplied by CGAC, and all such information relating to Noventiq has been supplied by Noventiq. Information provided by either CGAC or Noventiq does not constitute any representation, estimate or projection of the other.

This document is a proxy statement of CGAC for the Extraordinary Meeting. CGAC has not authorized anyone to give any information or make any representation about the Business Combination, CGAC or Noventiq that is different from or in addition to (and may conflict with) that contained in this proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement/prospectus speaks only as of the date of this document unless the information specifically indicates that another date applies.

CORNER GROWTH ACQUISITION CORP.
INDEX TO FINANCIAL STATEMENTS
Unaudited Financial Statements — As of June 30, 2023 (Restated) and for the three and six month periods ended June 30, 2023 (Restated) and 2022
Condensed Consolidated Financial Statements (Restated).
Condensed Consolidated Balance Sheets as of June 30, 2023 (Unaudited) (Restated) and as of December 31, 2022	F-2
Unaudited Condensed Consolidated Statements of Operations for the Three and Six Months Ended June 30, 2023 (Restated) and 2022	F-3
Unaudited Condensed Consolidated Statements of Changes In Shareholders’ Deficit for the Three and Six Months Ended June 30, 2023 (Restated) and 2022	F-4
Unaudited Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2023 (Restated) and 2022	F-5
Notes to Unaudited Condensed Consolidated Financial Statements — June 30, 2023 (Restated)	F-6
Unaudited Financial Statements — As of September 30, 2023 (Restated) and for the three and nine month periods ended September 30, 2023 (Restated) and 2022
Condensed Consolidated Financial Statements (Restated).
Unaudited Condensed Consolidated Balance Sheets as of September 30, 2023 (Unaudited) (Restated) and December 31, 2022	F-28
Unaudited Condensed Consolidated Statements of Operations for the Three and Nine Months Ended September 30, 2023 (Restated) and 2022	F-29
Unaudited Condensed Consolidated Statements of Changes in Shareholders’ Deficit for the Three and Nine Months Ended September 30, 2023 (Restated) and 2022	F-30
Unaudited Condensed Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 2023 (Restated) and 2022 (Unaudited)	F-31
Notes to Unaudited Condensed Consolidated Financial Statements — September 30, 2023 (Restated)	F-32
Audited Financial Statements — As of December 31, 2023 and 2023 and for the years ended December 31, 2023 and 2023
Unaudited Financial Statements — As of March 31, 2024 and for the three month periods ended March 31, 2024 and 2023
Condensed Financial Statements.
Unaudited Condensed Balance Sheets as of March 31, 2024 (Unaudited) and December 31, 2023	F-82
Unaudited Condensed Statements of Operations for the Three Months Ended March 31, 2024 and 2023	F-83
Unaudited Condensed Statements of Changes in Shareholders’ Deficit for the Three Months Ended March 31, 2024 and 2023	F-84
Unaudited Condensed Statements of Cash Flows for the Three Months Ended March 31, 2024 and 2023	F-85
Notes to Unaudited Condensed Financial Statements — March 31, 2024	F-86

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (RESTATED).
CORNER GROWTH ACQUISITION CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS AS OF JUNE 30, 2023
AND AS OF DECEMBER 31, 2022
	As of June 30, 2023	As of December 31, 2022
	(unaudited - restated)
ASSETS
Current assets
Cash	$27,132	$31,547
Prepaid expenses	116,220	268,736
Total current assets	143,352	300,283
Cash and marketable securities held in Trust Account	4,436,155	15,489,507
Total Assets	$4,579,507	$15,789,790
LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT
Current liabilities
Due to related party	$1,460,376	$522,500
Due to shareholders	—	3,262,655
Accrued expenses	1,727,830	932,555
Total current liabilities	3,188,206	4,717,710
Warrant liabilities	2,721,333	628,000
Deferred underwriting fee payable	7,000,000	4,000,000
Total Liabilities	12,909,539	9,345,710
COMMITMENTS AND CONTINGENCIES
Class A ordinary shares subject to possible redemption, 419,938 shares at redemption value as of June 30, 2023 and 1,191,437 shares at redemption value as of December 31, 2022	4,436,155	12,226,852
Shareholders’ Deficit
Preference Shares, $0.0001 par value, 1,000,000 shares authorized; none issued and outstanding	—	—
Class A ordinary Shares, $0.0001 par value, 300,000,000 shares authorized; 9,825,000 and 0 issued and outstanding (excluding 419,938 and 1,191,437 shares subject to possible redemption as of June 30, 2023 and December 31, 2022, respectively)	982	—
Class B ordinary Shares, $0.0001 par value, 30,000,000 shares authorized; 175,000 and 10,000,000 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively	18	1,000
Additional paid-in capital	—	—
Accumulated deficit	(12,767,187)	(5,783,772)
Total Shareholders’ Deficit	$(12,766,187)	$(5,782,772)
TOTAL LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT	$4,579,507	$15,789,790
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

CORNER GROWTH ACQUISITION CORP.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2023 AND 2022
	For the three months ended June 30, 2023	For the six months ended June 30, 2023	For the three months ended June 30, 2022	For the six months ended June 30, 2022
	Restated	Restated
Operating and formation costs	$1,238,047	$1,890,082	$352,417	$939,368
Loss from operations	(1,238,047)	(1,890,082)	(352,417)	(939,368)
Other income (loss)
Earnings and realized gain on marketable securities held in Trust Account	139,599	294,382	593,071	626,823
Change in fair value of warrant liabilities	(209,333)	(2,093,333)	5,011,440	13,460,773
Transaction costs	(102,000)	(102,000)	—	—
Net income (loss)	$(1,409,781)	$(3,791,033)	$5,252,094	$13,148,228
Basic and diluted weighted average shares outstanding of Class A redeemable ordinary shares	1,106,657	1,148,813	40,000,000	40,000,000
Basic and diluted net income (loss) per Class A redeemable ordinary share	$(0.13)	$(0.34)	$0.11	$0.26
Basic and diluted weighted average shares outstanding of Class A nonredeemable ordinary shares and Class B ordinary shares	10,000,000	10,000,000	10,000,000	10,000,000
Basic and diluted net income (loss) per Class A nonredeemable ordinary share and Class B ordinary share	$(0.13)	$(0.34)	$0.11	$0.26
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

CORNER GROWTH ACQUISITION CORP.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2023 AND 2022
	Class A Ordinary Shares		Class B Ordinary Shares		Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Shares	Amount	Shares	Amount
Balance – January 1, 2023	—	$—	10,000,000	$1,000	$—	$(5,783,772)	$(5,782,772)
Remeasurement of Class A ordinary shares subject to possible redemption			—	—		(154,783)	(154,783)
Net loss	—	—	—	—	—	(2,381,252)	(2,381,252)
Balance, March 31, 2023	—	—	10,000,000	1,000	—	(8,319,807)	(8,318,807)
Conversion of Class B ordinary shares to Class A ordinary shares	9,825,000	982	(9,825,000)	(982)	—	—	—
Accrual of deferred underwriting fee payable (restated)	—	—	—	—		(3,000,000)	(3,000,000)
Transaction cost allocation for change in deferred underwriting fee (restated)	—	—	—	—	—	102,000	102,000
Remeasurement of Class A ordinary shares subject to possible redemption	—	—	—	—	—	(139,599)	(139,599)
Net loss (restated)	—	—	—	—	—	(1,409,781)	(1,409,781)
Balance, June 30, 2023 (restated)	9,825,000	$982	175,000	$18	$—	(12,767,187)	(12,766,187)
Balance – January 1, 2022	—	$—	10,000,000	$1,000	$—	$(27,567,744)	$(27,566,744)
Net income	—	—	—	—	—	7,896,134	7,896,134
Balance, March 31, 2022	—	—	10,000,000	1,000	—	(19,671,610)	(19,670,610)
Remeasurement of Class A ordinary shares subject to possible redemption	—	—	—	—	—	(769,393)	(769,393)
Net income	—	—	—	—	—	5,252,094	5,252,094
Balance, June 30, 2022	—	$—	10,000,000	$1,000	$—	$(15,188,909)	$(15,187,909)
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

CORNER GROWTH ACQUISITION CORP.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2023 AND 2022
	For the six months ended June 30, 2023	For the six months ended June 30, 2022
	(restated)
Cash Flows from Operating Activities
Net income (loss)	$(3,791,033)	$13,148,228
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Earnings and realized gain on marketable securities held in Trust Account	(294,382)	(626,823)
Change in fair value of warrant liabilities	2,093,333	(13,460,773)
Realized gain on extinguishment of overallotment liability	—	—
Transaction costs attributable to warrant liabilities	102,000	—
Changes in operating assets and liabilities:
Prepaid expenses	152,516	185,959
Due to related party	937,876	115,000
Accrued expenses	795,275	231,663
Net cash used in operating activities	(4,415)	(406,746)
Cash Flows from Investing Activities
Proceeds received from Trust Account	11,347,734	—
Net cash provided by investing activities	11,347,734	—
Cash Flows from Financing Activities
Payments to Class A ordinary shareholders for redemption of shares	(11,347,734)	—
Payment of offering costs	—	(70,000)
Net cash used in financing activities	(11,347,734)	(70,000)
Net change in cash	(4,415)	(476,746)
Cash at beginning of the period	31,547	646,558
Cash at end of the period	$27,132	$169,812
Non-cash financing activities:
Remeasurement of Class A ordinary shares subject to possible redemption	$294,382	$769,393
Accrual of deferred underwriting fee payable	$3,000,000	$—
Conversion of Class B ordinary shares to Class A nonredeemable ordinary shares	$982	$—
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2023 (RESTATED)
Note 1 — Description of Organization, Business Operations and Liquidity and Going Concern (Restated)
Corner Growth Acquisition Corp. (the “Company”), was incorporated as a Cayman Islands exempted company on October 20, 2020. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.
Although the Company is not limited to a particular industry or sector for purposes of consummating a Business Combination, the Company intends to focus on businesses in the technology industries primarily located in the United States. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
As of June 30, 2023, the Company had not commenced any operations. All activity through June 30, 2023 relates to the Company’s formation, its initial public offering described below (the “Initial Public Offering”) and, since the closing of the Initial Public Offering, the search for initial Business Combination candidates, and since the signing of the Business Combination Agreement described below, the completion of this proposed transaction. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Initial Public Offering and will recognize changes in the fair value of warrant liabilities as other income (expense). The Company has selected December 31 as its fiscal year end.
The registration statements for the Company’s Initial Public Offering were declared effective on December 16, 2020. On December 21, 2020, the Company consummated the Initial Public Offering of 40,000,000 units (the “Units” and, with respect to the shares of Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), included in the Units sold, the “Public Shares”), which includes the partial exercise by the underwriters of the overallotment option to purchase an additional 5,000,000 Units, at $10.00 per Unit, generating gross proceeds of $400,000,000 which is described in Note 4.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 7,600,000 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant in a private placement (the “Private Placement”) to CGA Sponsor LLC (the “Sponsor”), generating gross proceeds of $11,400,000, which is described in Note 5.
Transaction costs amounted to $22,766,081 consisting of $8,000,000 of underwriting fees, $14,000,000 of deferred underwriting fees and $766,081 of other offering costs. Effective December 20, 2022, in accordance with a fee reduction agreement, the underwriter agreed to irrevocably forfeit $10,000,000 of the aggregate $14,000,000 deferred fee that would otherwise be payable to it in cash pursuant the underwriting agreement, resulting in a reduced deferred fee of $4,000,000, which shall be payable to the underwriter upon consummation of an initial business combination, as originally set forth in the underwriting agreement.
As more fully described in Note 6, on June 23, 2023, the Company and the underwriter agreed to terminate the December 20,2022 fee reduction agreement solely upon execution of a side letter in accordance with the duly executed Mutual Termination of Initial Fee Reduction Agreement. On June 23, 2023, in accordance with the duly executed Side Letter to Underwriting Agreement, the Company and the underwriter agreed that the underwriter will irrevocably forfeit $7,000,000 (instead of $10,000,000) of the aggregate $14,000,000 Original Fee that would otherwise be payable to it in cash pursuant to the Underwriting Agreement, resulting in a reduced fee of $7,000,000 (the “Fee”), which shall be payable in cash by the Company to the underwriter upon consummation of a Business Combination, as originally set forth in the Underwriting Agreement.
Following the closing of the Initial Public Offering on December 21, 2020, an amount of $400,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”) located in the United States and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), as determined by the Company. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, on or about the 24-month anniversary of the effective date of the registration statement relating to the Initial Public Offering, or December 21, 2022, the Company instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.
The Company will provide holders (the “Public Shareholders”) of its Class A ordinary shares, par value $0.0001, sold in the Initial Public Offering (the “Public Shares”), with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.00 per Public Share). The per-share amount to be distributed to Public Shareholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 6). These Public Shares will be classified as temporary equity upon the completion of the Initial Public Offering in accordance with ASC 480. In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 and the approval of an ordinary resolution. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association (as amended, the “Amended and Restated Memorandum and Articles of Association”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transactions is required by law, or the Company decides to obtain shareholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each Public Shareholder may elect to redeem its Public Shares irrespective of whether it votes for or against the proposed transaction. If the Company seeks shareholder approval in connection with a Business Combination, the initial shareholders (as defined below) have agreed to vote their Founder Shares (as defined below in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination. Subsequent to the consummation of the Initial Public Offering, the Company adopted an insider trading policy which requires insiders to (i) refrain from purchasing shares during certain blackout periods and when they are in possession of any material non-public information and (ii) clear all trades with the Company’s legal counsel prior to execution. In addition, the initial shareholders have agreed to waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of a Business Combination.
Notwithstanding the foregoing, the Amended and Restated Memorandum and Articles of Association provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined in Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Class A ordinary shares sold in the Initial Public Offering, without the prior consent of the Company.
Extraordinary General Meeting
On December 20, 2022, the Company held an extraordinary general meeting (the “Extraordinary General Meeting”), which amended the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a Business Combination from

December 21, 2022 to June 21, 2023. The shareholders approved a proposal to amend the trust agreement to change the date on which Continental Stock Transfer & Trust Company must commence liquidation of the Trust Account from (A) the earlier of the Company’s completion of an initial business combination and December 21, 2022 to (B) the earlier of the Company’s completion of an initial business combination and June 21, 2023. In connection with the Extraordinary General Meeting, shareholders elected to redeem 38,808,563 Class A ordinary shares, resulting in redemption payments out of the trust account totaling $393,676,799, or approximately $10.14 per share which includes $5,591,169 of earnings in the trust account not previously withdrawn. In January 2023, the Company made redemption payments of $3,262,655 out of the Trust Account that were due to the redeeming shareholders who elected to redeem their shares as part of the Extraordinary General Meeting. This amount was reflected as due to shareholders in the accompanying condensed consolidated balance sheet as of December 31, 2022. Subsequent to the redemptions, 1,191,437 Class A ordinary shares remained issued and outstanding.
Business Combination Agreement
On February 9, 2023, the Company issued a press release announcing that the Company has entered into a non-binding letter of intent with Softline Holding plc to proceed with a potential business combination that would result in the combined company being publicly-listed on the Nasdaq. The business combination is subject to the completion of definitive documentation. On May 4, 2023, the Company entered into a definitive business combination agreement with Noventiq Holdings PLC (formerly known as Softline Holding plc).
As disclosed in a Form 8-K filed with the SEC on May 4, 2023, the Company entered into a business combination agreement (the “Business Combination Agreement”) by and among the Company, Noventiq Holdings PLC, a company organized under the laws of the Cyprus (“Noventiq”), and Corner Growth SPAC Merger Sub, Inc., a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub”). The Business Combination Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Noventiq, with Noventiq surviving as a wholly-owned subsidiary of the Company (the “Merger”). Upon the closing of the business combination (the “Closing”), it is anticipated that the Company will change its name to “Noventiq Holding Company” (“New Noventiq”) and certain securities of New Noventiq are expected to be listed on the Nasdaq Stock Market (“Nasdaq”). The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.” In accordance with the applicable provisions of the Cayman Companies Act (As Revised) and the Cyprus Companies Law, prior to the approval and adoption of the Business Combination Agreement and transactions contemplated thereby by the requisite vote of Noventiq’s shareholders, Noventiq will re-domicile from Cyprus to the Cayman Islands.
The Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Proposed Business Combination.”
The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of the Company and Noventiq.
The Proposed Business Combination is subject to certain customary closing conditions, such as the prior approval and adoption of the Business Combination Agreement and transactions contemplated thereby by the requisite vote of Noventiq’s shareholders and the effectiveness of the Registration Statement on Form F-6 registering the ADSs (as defined below). There is no assurance that the Proposed Business Combination will be consummated by the Extended Date (or any such later date of termination approved in accordance with the Amended and Restated Memorandum and Articles of Association).
Consideration and Structure
At the effective time of the Merger (the “Effective Time”), each ordinary share of Noventiq outstanding immediately prior to the Effective Time (collectively, the “Noventiq Shares”) (other than shares held in treasury of Noventiq or owned by any subsidiary of Noventiq and held by shareholders of Noventiq who have perfected their dissenters’ rights in accordance with Section 238 of the Cayman Act) will be automatically cancelled, extinguished and converted into a number of the Company’s newly issued Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), equal to the “Exchange Ratio” determined by dividing

(A) the Per Share Merger Consideration Value (as defined below) by (B) $10; and each outstanding vested and unvested option to purchase Noventiq Shares (“Noventiq Option”) will be assumed and converted into an option to purchase Ordinary Shares (each a “Rollover Option”). The number of Ordinary Shares (rounded down to the nearest whole number) that are subject to each Rollover Option shall be equal to the product of (i) the number of Noventiq Shares subject to the Noventiq Option and (ii) the Exchange Ratio, and the exercise price per share of the Rollover Option (rounded up to the nearest whole cent) shall be equal to the quotient obtained by dividing (A) the exercise price per share of the Noventiq Option by (B) the Exchange Ratio. For purposes of the Business Combination Agreement, Noventiq’s equity value is $877,000,000 plus the amount equal to aggregate exercise price of the Noventiq’s options (the “Equity Value”) and the “Per Share Merger Consideration Value” is an amount in dollars equal to the sum of the Equity Value, divided by the number of outstanding shares.
In addition to the foregoing consideration, Noventiq shareholders shall be entitled to receive, as additional consideration, one Class A Contingent Share Right (the “Class A CSRs”), one Class B Contingent Share Right (the “Class B CSRs”) and one Class C Contingent Share Right (the “Class C CSRs” and, together with the Class A CSRs and the Class B CSRs, the “CSRs”), in each case, for each Ordinary Share issuable to such Noventiq shareholder at the Effective Time pursuant to the Business Combination Agreement, which provide the holders of such CSRs the contingent right to receive additional newly issued Ordinary Shares (the “Earnout Shares”) upon the occurrence of certain events and subject to certain conditions, as specified under the Business Combination Agreement, during the period from and after the Closing until the fifth anniversary of the Closing (the “Earnout Period”). During the Earnout Period, if New Noventiq experiences a Change of Control (as defined in the Business Combination Agreement), then any Earnout Shares not already earned and issued to the Noventiq shareholders shall be deemed earned and the balance of the Earnout Shares shall be issuable by New Noventiq to the Noventiq shareholders immediately prior to consummation of such Change of Control transaction subject to certain conditions and upon the terms of the Business Combination Agreement.
On May 4, 2023, the Sponsor held 9,825,001 Founder Shares. Of these, 2,500,000 Founder Shares are subject to forfeiture based on the sum of (i) the amount of gross proceeds raised prior to the Effective Time from additional financings, if any, by the Company and (ii) the cash balance of the Company’s trust account held for the benefit of its public shareholders, but the consummation of the Proposed Business Combination is not subject to a minimum amount of additional financing having been raised. At the Effective Time, the Founder Shares (net of any forfeited shares) will automatically convert into Ordinary Shares on a one-for-one basis, subject to adjustment, on the terms and conditions provided in the Amended and Restated Memorandum and Articles of Association.
An additional 5,000,000 Founder Shares, out of the 9,825,001 Founder Shares described above, will be held in escrow and only released, in three equal installments, upon the occurrence of the same milestone events as the Earnout Shares are issued.
While preparing the attached Form 10-Q/A the Company discovered another previously undisclosed agreement. A portion of the Founder Shares will be distributed under an agreement with a third party on April 28, 2023 that constitutes a finder’s fee arrangement (the “Finder’s Fee Arrangement”). The Finder’s Fee Arrangement provides for the Sponsor to make a $2 million cash payment to the third party and provide an option to purchase an economic interest in 2,000,000 membership units of the Sponsor contingent on the consummation of the business acquisition, which option is accounted for under the guidance in ASC 718. Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. Compensation expense related to such shares is recognized only when the performance-based vesting condition (i.e. the consummation of the business acquisition) is probable of achievement under the applicable accounting literature. Stock-based compensation would be recognized at the consummation of the business combination, in an amount equal to the number of such shares times the grant date fair value per share (unless subsequently modified) less the amount initially received for the transfer of such shares. The Company will reflect the transactions in its financial statements when the business acquisition is consummated as the Sponsor is a principal shareholder in the Company and the Company benefits from the Finder’s Fee Arrangement. The Finder’s Fee Arrangement included potential compensation payable to the third party. Disclosure of this potential compensation arrangement was omitted from the Original Quarterly Report in error.

In connection with the Proposed Business Combination and pursuant to the Business Combination Agreement, the Company has agreed to establish a Level 2 ADS facility by entering into a Deposit Agreement with The Bank of New York Mellon (or an affiliate), as depositary, and filing with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-6 registering American Depositary Shares (the “ADSs”), each representing one Ordinary Share (the “ADS Facility”).
Following the Closing, each holder of Ordinary Shares will be able to deposit such holder’s shares into the ADS Facility and receive ADSs, which are expected to trade on Nasdaq under the symbol “NVIQ.” Following the Closing, the Company’s outstanding warrants, issued under a Warrant Agreement, dated December 16, 2020, by and between the Company and Continental Stock Transfer & Trust Company, will remain outstanding and are expected to continue trading on Nasdaq. In connection with the Closing, the ADSs, each representing one Ordinary Share, are expected to be listed on Nasdaq as of the Effective Time.
Concurrently with the execution of the Business Combination Agreement, the Sponsor entered into a support agreement with the Company and Noventiq (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby; (ii) not to solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with any third-party with respect to a CGAC Acquisition Proposal (as defined in the Sponsor Support Agreement); (iii) be bound by certain transfer restrictions with respect to its shares in the Company prior to the closing of the Proposed Business Combination; (iv) not to transfer any of the Restricted Securities (as defined in the Sponsor Support Agreement) from and after the Closing and until the earlier of (A) the six (6) month anniversary of the Closing Date and (B) the date following the Closing Date on which the Company completes a Liquidity Event (as defined in the Sponsor Support Agreement).
Concurrently with the execution of the Business Combination Agreement, the Company, Noventiq and certain shareholders of Noventiq (collectively, the “Noventiq Supporting Shareholders”) duly executed and delivered to the Company a support agreement (the “Voting and Support Agreement”), pursuant to which each Noventiq Supporting Shareholder agreed to, among other things, (i) the Business Combination and the adoption of the Business Combination Agreement any other matters necessary or reasonably requested by Noventiq for consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement, (ii) not to transfer any Noventiq Shares on or prior to the Closing (subject to the exceptions set forth therein), and (ii) to a lock-up of the Noventiq Shares from and after the Closing and until the earlier of (A) the six (6) month anniversary of the Closing Date and (B) the date following the Closing Date on which the Company completes a Liquidity Event (as defined in the Voting and Support Agreement).
The Business Combination Agreement contemplates that, at or prior to the Closing, the Company, the Sponsor Parties and certain Noventiq shareholders will enter into the Registration Rights Agreement, pursuant to which, among other things, the Sponsor and such Noventiq shareholders will be granted certain registration rights with respect to their respective Ordinary Shares of the Company, in each case, subject to the terms and conditions set forth in the Registration Rights Agreement.
Extension Meeting
On June 15, 2023, the Company held an extraordinary general meeting of shareholders, which was adjourned and reconvened on June 20, 2023 (the “Extension Meeting”), to amend the Company’s amended and restated memorandum and articles of association (the “Articles Amendment”) to (i) extend the date by which the Company has to consummate a business combination from June 21, 2023 to March 21, 2024 (the “Extended Date”) or such earlier date as shall be determined by the Company’s board of directors in its sole discretion (the “Amended Termination Date” and, such proposal, the “Extension Amendment Proposal”), (ii) eliminate from the amended and restated memorandum and articles of association the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in the IPO to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation Amendment Proposal”) and (ii) amend the Company’s amended and restated memorandum and articles of association to provide that Class B ordinary shares may be converted either at the time of the consummation of the Company’s initial business combination or at any earlier date at the option of the holders of Class B ordinary shares (the “Founder Conversion Amendment Proposal”). The shareholders of the Company approved the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal at the Extension Meeting and on June 21, 2023, the Company filed the Articles Amendment with the Registrar of Companies of the Cayman Islands.
In connection with the vote to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal, shareholders elected to redeem 771,499 Class A ordinary shares, resulting in redemption payments out of the Trust Account totaling $8,085,078, or approximately $10.48 per share which includes $370,088 of earnings in the Trust Account not previously withdrawn. Subsequent to the redemptions, 419,938 Class A ordinary shares remained issued and outstanding.
On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, the Sponsor, the holder of an aggregate of 9,825,001 shares of the Company’s Class B Ordinary Shares, par value $0.0001 per share, elected to convert 9,825,000 shares of the Class B Ordinary Shares held by it on a one-for-one basis into Class A Ordinary Shares of the Company, with immediate effect. Following such conversion, the Sponsor holds 9,825,000 shares of Class A Ordinary Shares and 1 share of Class B Ordinary Shares and the Company will have an aggregate of 10,244,938 shares of Class A Ordinary Shares issued and outstanding (419,938 of which are subject to possible redemption) and 175,000 shares of Class B Ordinary Shares issued and outstanding. In connection with the conversion, the Sponsor has agreed to certain transfer restrictions, a waiver of redemption rights, a waiver of any right to receive funds from the Trust Account and the obligation to vote in favor of an initial business combination.
The Company’s Sponsor, officers and directors (the “initial shareholders”) have agreed not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (A) that would modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial Business Combination or to redeem 100% of its Public Shares if the Company does not complete a Business Combination by the Extended Date (the “Combination Period”) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their Class A ordinary shares in conjunction with any such amendment.
If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
The Sponsor, officers and directors have agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the initial shareholders or members of the Company’s management team acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination during the Combination Period and, in such event, such amount will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be only the $10.00 per share initially held in the Trust Account. In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
Liquidity and Going Concern
As of June 30, 2023, the Company had $27,132 in its operating bank accounts, $4,436,155 in the Trust Account to be used for a Business Combination or to repurchase or redeem its ordinary shares in connection therewith and a working capital deficit of $3,044,854.
Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, and structuring, negotiating and consummating the Business Combination.
Based on its current cash and working capital balances, management believes that the Company will not have sufficient working capital to meet its needs through the consummation of a Business Combination. Over this time period, the Company will be using these funds to pay existing accounts payable, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Business Combination.
In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. The terms of such loans have not been determined and no written agreements exist with respect to such loans. However, as discussed in Note 5, as of June 30, 2023, the Company is indebted to the Sponsor and its affiliates for $1,460,376, which represents $1,180,376 of operating and formation costs paid by these related parties on the Company’s behalf, along with $280,000 of unpaid administrative fees (see Note 5). The Sponsor is not under any obligation to make additional expenditures on the Company’s behalf.
In connection with our assessment of going concern considerations in accordance with FASB ASC Subtopic 205-40, “Presentation of Financial Statements-Going Concern” management has determined that the date for mandatory liquidation and dissolution raise substantial doubt about our ability to continue as a going concern for a reasonable period of time, which is considered one year from the issuance of these unaudited condensed consolidated financial statements. The Company demonstrates adverse conditions that raise substantial doubt about the Company’s ability to continue as a going concern for one year following the issuance of these unaudited condensed consolidated financial statements. These adverse conditions are negative financial trends, specifically a working capital deficiency and other adverse key financial ratios. No adjustments have been made to the carrying amounts or classification of assets or liabilities should the Company be required to liquidate after March 20, 2024, our scheduled liquidation date if we do not complete the Business Combination prior to such date. There is no assurance that the Company will complete the Proposed Business Combination with Noventiq before March 24, 2024, or at all.
Note 2 — Restatement of Previously Issued Financial Statements
The Company determined there was an unrecorded accrued liability related to the deferred underwriting fee payable totaling $3,000,000 and an unrecorded adjustment for transaction costs attributable to warrants due to the change in deferred underwriting fee payable incurred in accordance with the duly executed Side Letter to Underwriting Agreement dated June 23, 2023, on the previously issued financial statements as of

June 30, 2023 and for the three and six months ended June 30, 2023. In accordance with SEC Staff Accounting Bulletin No. 99, “Materiality”, and Accounting Standards Codification (ASC) Topic 250, “Accounting Changes and Error Corrections”, the Company evaluated the changes and has determined that the related impacts were material to the previously presented financial statements. Therefore, the Company, in consultation with its Audit Committee, concluded that its previously issued financial statements should be restated to report the unrecorded liability and unrecorded change in transaction costs. These financial statements restate the Company’s previously issued unaudited consolidated condensed financial statements as of June 30, 2023 and for the three and six months ended June 30, 2023. In addition, the duly executed Side Letter to Underwriting Agreement dated June 23, 2023 included additional potential compensation payable to the underwriter (see Note 6). Disclosure of this potential compensation arrangement was omitted from the Original Quarterly Report in error.
While preparing the attached Form 10-Q/A the Company discovered another previously undisclosed agreement. A portion of the Founder Shares will be distributed under an agreement with a third party on April 28, 2023 that constitutes a finder’s fee arrangement (the “Finder’s Fee Arrangement”). The Finder’s Fee Arrangement provides for the Sponsor to make a $2 million cash payment to the third party and provide an option to purchase an economic interest in 2,000,000 membership units of the Sponsor contingent on the consummation of the business acquisition, which option is accounted for under the guidance in ASC 718. Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. Compensation expense related to such shares is recognized only when the performance-based vesting condition (i.e. the consummation of the business acquisition) is probable of achievement under the applicable accounting literature. Stock-based compensation would be recognized at the consummation of the business combination, in an amount equal to the number of such shares times the grant date fair value per share (unless subsequently modified) less the amount initially received for the transfer of such shares. The Company will reflect the transactions in its financial statements when the business acquisition is consummated as the Sponsor is a principal shareholder in the Company and the Company benefits from the Finder’s Fee Arrangement. The Finder’s Fee Arrangement included potential compensation payable to the third party. Disclosure of this potential compensation arrangement was omitted from the Original Quarterly Report in error.
The impacts to the unaudited consolidated condensed financial statements as of June 30, 2023 and for the three and six months ended June 30, 2023 are presented below:
Unaudited Condensed Consolidated Balance Sheet as of June 30, 2023	As Previously Reported	Adjustment	As Restated
Deferred underwriting fee payable	$4,000,000	$3,000,000	$7,000,000
Total Liabilities	9,909,539	3,000,000	12,909,539
Accumulated deficit	(9,767,187)	(3,000,000)	(12,767,187)
Total Shareholders’ Deficit	(9,766,187)	$(3,000,000)	$(12,766,187)
Unaudited Condensed Consolidated Statement of Operations for the Three Months Ended June 30, 2023	As Previously Reported	Adjustment	As Restated
Transaction costs	$—	$(102,000)	$(102,000)
Net income (loss)	(1,307,781)	(102,000)	(1,409,781)
Basic and diluted net income (loss) per Class A redeemable ordinary share	(0.12)	$(0.01)	$(0.13)
Basic and diluted net income (loss) per Class A nonredeemable ordinary shares and Class B ordinary shares	(0.12)	$(0.01)	$(0.13)

Unaudited Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2023	As Previously Reported	Adjustment	As Restated
Transaction costs	$—	$(102,000)	$(102,000)
Net income (loss)	(3,689,033)	(102,000)	(3,791,033)
Basic and diluted net income (loss) per Class A redeemable ordinary share	(0.33)	$(0.01)	$(0.34)
Basic and diluted net income (loss) per Class A nonredeemable ordinary shares and Class B ordinary shares	(0.33)	$(0.01)	$(0.34)
Unaudited Condensed Consolidated Statement of Changes in Shareholders’ Deficit for the Three and Six Months Ended June 30, 2023	As Previously Reported	Adjustment	As Restated
Remeasurement of deferred underwriting fee payable	$—	$(3,000,000)	$(3,000,000)
Transaction costs attributable to warrant liabilities	—	$102,000	$102,000
Net loss	(1,307,781)	(102,000)	$(1,409,781)
Accumulated deficit	(9,767,187)	(3,000,000)	(12,767,187)
Total shareholders’ deficit	(9,766,187)	$(3,000,000)	$(12,766,187)
Unaudited Condensed Consolidated Statement of Cash Flows for the Six Months Ended June 30, 2023	As Previously Reported	Adjustment	As Restated
Cash Flows from Operating Activities
Net income (loss)	$(3,689,033)	$(102,000)	$(3,791,033)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Transaction costs attributable to warrant liabilities	—	$102,000	$102,000
Non-cash financing activities
Non-cash Accrual of deferred underwriting fee payable	$—	$3,000,000	$3,000,000
Note 3 — Summary of Significant Accounting Policies
Basis of Presentation
The accompanying unaudited condensed consolidated financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP. In the opinion of management, the unaudited condensed consolidated financial statements reflect all adjustments, which include only normal recurring adjustments necessary for the fair statement of the balances and results for the periods presented.
The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the audited financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC on March 31, 2023. The accompanying condensed consolidated balance sheet as of December 31, 2022 is derived from the audited financial statements presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The interim results for the three and six months ended June 30, 2023 are not necessarily indicative of the results to be expected for the year ending December 31, 2023 or for any future interim periods.
Principles of Consolidation
Starting with the second fiscal quarter of 2023, the Company’s unaudited condensed consolidated financial statements include the results of Merger Sub, a direct wholly owned subsidiary of the Company. Merger Sub is a Cayman Islands exempted company which was incorporated on April 4, 2023. Merger Sub was formed solely for the purpose of effectuating the Merger and has not engaged in any business activities or conducted any operations other than in connection with the Merger and has no, and at all times prior to the Merger’s closing except as expressly contemplated by the Merger documents and the related transactions, will have no, assets, liabilities or obligations of any kind or nature whatsoever other than those incident to its formation. All intercompany balances and transactions have been eliminated in consolidation. For simplicity of presentation, we refer to all accompanying financial statements as condensed consolidated financial statements herein.
Use of Estimates
The preparation of condensed consolidated financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of June 30, 2023 and December 31, 2022.
Marketable Securities Held in Trust Account At June 30, 2023 and December 31, 2022, substantially all of the assets held in the Trust Account were held in cash or in money market mutual funds in U.S. based trust accounts at Morgan Stanley with Continental Stock Transfer & Trust Company acting as trustee.
The Company accounts for any securities held in the Trust Account in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 320 “Debt and Equity Securities.” These securities are classified as trading securities with unrealized gains or losses recognized through other income. The Company values its securities held in the Trust Account based on quoted prices in active markets (see Note 9 for more information).
Warrant Liabilities
The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own ordinary shares and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.
For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the unaudited condensed consolidated statements of operations.
Class A Ordinary Shares Subject to Possible Redemption
The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in ASC 480 “Distinguishing Liabilities from Equity.” Class A ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s Class A ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s condensed consolidated balance sheet.
Immediately upon the closing of the Initial Public Offering, the Company recognized the remeasurement from initial book value to redemption amount. The change in the carrying value of Class A ordinary shares subject to possible redemption resulted in charges against additional paid-in capital and accumulated deficit.
At December 31, 2022 and June 30, 2023, the Class A ordinary shares subject to possible redemption reflected in the condensed consolidated balance sheets are reconciled in the following table:
	Shares	Amounts
Class A ordinary shares subject to possible redemption – December 31, 2021	40,000,000	$400,000,000
Less:
Payments to Class A ordinary shareholders for redemption of shares	(38,808,563)	(390,414,144)
Due to shareholders	—	(3,262,655)
Plus:
Remeasurement of carrying value to redemption value	—	5,903,651
Class A ordinary shares subject to possible redemption – December 31, 2022	1,191,437	$12,226,852
Less:
Payments to Class A ordinary shareholders for redemption of shares	(771,499)	(11,347,734)
Plus:
Due to shareholders paid in 2023	—	3,262,655
Remeasurement of carrying value to redemption value	—	294,382
Class A ordinary shares subject to possible redemption – June 30, 2023	419,938	$4,436,155
In December of 2022, in connection with the distribution of funds in the Trust Amount to the Company’s shareholders made in connection with the Extraordinary General Meeting (as defined above), funds were deposited from the Trust Account into an operating bank account and held in cash. As of December 31, 2022, $3,262,655 of the December 2022 redemption was not paid out to the shareholders and was classified as Due to shareholders on the condensed consolidated balance sheet. In January 2023, upon completion of the distribution of funds in the amount of $3,262,655 to shareholders made in connection with the Extraordinary General Meeting, the Company re-deposited the remaining funds into the Trust Account.
During the six months ended June 30, 2023, the Company remeasured the Class A ordinary shares subject to possible redemption to increase the carrying amount by $294,382 to reflect current earnings of the Trust Account.
As part of the Extension Meeting, shareholders elected to redeem an additional 771,499 Class A ordinary shares, resulting in redemption payments out of the Trust Account totaling $8,085,078, or approximately $10.48 per share. $370,088 was paid out to redeeming Class A ordinary shares as their proportionate share of trust earnings through the redemption date and is the difference between the redemption amount per share and the original $10.00 per share times the number of shares redeemed.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage of $250,000. At June 30, 2023, the Company has not experienced losses on these accounts.

Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.
This may make comparison of the Company’s condensed consolidated financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Fair value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying condensed consolidated balance sheet, primarily due to their short-term nature.
Income Taxes
The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes” (“ASC 740”). Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the condensed consolidated financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of June 30, 2023 and December 31, 2022. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties for the three and six months ended June 30, 2023 and 2022. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman Islands income tax regulations, income taxes are not levied on the Company.

Consequently, income taxes are not reflected in the Company’s condensed consolidated financial statements. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.
Net Income (Loss) Per Ordinary Share (Restated)
Net income (loss) per share is computed by dividing net income (loss) by the weighted-average number of ordinary shares outstanding during the period. The Company has not considered the effect of the warrants sold in the Initial Public Offering and Private Placement to purchase an aggregate of 20,933,333 of the Company’s Class A ordinary shares in the calculation of diluted income (loss) per share, since the exercise of the warrants are contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive under the treasury stock method. As a result, diluted net income (loss) per share is the same as basic net income (loss) per share for the three and six months ended June 30, 2023 and 2022.
The following table reflects the calculation of basic and diluted net income (loss) per share (in dollars, except share amounts):
	For the Three Months Ended June 30, 2023		For the Six Months Ended June 30 ,2023		For the Three Months Ended June 30, 2022		For the Six Months Ended June 30, 2022
	Class A Redeemable	Class A Nonredeemable and Class B	Class A Redeemable	Class A Nonredeemable and Class B	Class A	Class B	Class A	Class B
Basic and diluted net income (loss) per ordinary share:
Numerator:
Allocation of net income (loss) (Restated)	$(140,469)	$(1,269,312)	$(390,641)	$(3,400,392)	$4,201,675	$1,050,419	$10,518,582	$2,629,646
Denominator:
Basic and diluted weighted average ordinary shares outstanding	1,106,657	10,000,000	1,148,813	10,000,000	40,000,000	10,000,000	40,000,000	10,000,000
Basic and diluted net income (loss) per ordinary share (Restated)	$(0.13)	$(0.13)	$(0.34)	$(0.34)	$0.11	$0.11	$0.26	$0.26
Recent Accounting Pronouncements
In June 2016, FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). ASU 2016-13 changes the way entities measure credit losses for most financial assets and certain other instruments that are not measured at fair value through net income. For emerging growth companies, the new guidance is effective for annual periods beginning after January 1, 2023. The Company adopted ASU 2016-13 as of January 1, 2023, with no impact to its condensed consolidated financial statements because the Company does not have financial assets within the scope of ASU 2016-13.
The Company’s management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s condensed consolidated financial statements.
Risks and Uncertainties
Management is currently evaluating the impact of the COVID-19 pandemic on its condensed consolidated financial statements and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, and/or search for a target company, the specific impact is not readily determinable as of the date of the condensed consolidated financial statements. The unaudited interim condensed consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.
In February 2022, the Russian Federation and Belarus commenced a military action with the country of Ukraine. As a result of this action, various nations, including the United States, have instituted economic sanctions against the Russian Federation and Belarus. The full extent of short and long-term implications of Russia’s invasion of Ukraine and the related sanctions are difficult to predict as of the date of these unaudited interim condensed consolidated financial statements, but may have an adverse effect on the global economic markets generally and could exacerbate the existing challenges faced by the Company. Since the commencement of the military invasion of Ukraine, there has been an increase in the price of various commodities and shortages of certain materials and components, which may have further negative effects on the world economy, potential Business Combination targets and our Company.
Note 4 — Initial Public Offering
Pursuant to the Initial Public Offering, the Company sold 40,000,000 Units at a price of $10.00 per Unit, which includes the partial exercise by the underwriter of the overallotment option to purchase an additional 5,000,000 Units. Each Unit consists of one Class A ordinary share and one-third of one redeemable warrant (each, a “Public Warrant”), each whole Public Warrant entitling the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 7).
Note 5 — Related Party Transactions
Founder Shares
On October 28, 2020, the Sponsor paid $25,000, or approximately $0.003 per share, to cover certain offering costs in consideration for 8,625,000 Class B ordinary shares, par value $0.0001 per share (the “Founder Shares”). In November 2020, the Sponsor transferred 50,000 Class B ordinary shares to each of the Company’s independent directors. On December 16, 2020, the Company effected a share capitalization, resulting in 10,062,500 Founder Shares issued and outstanding as of such date. The Founder Shares will automatically convert into Class A ordinary shares on the first business day following the completion of a Business Combination, or earlier at the option of the holder, on a one-for-one basis, subject to certain adjustments, as described in Note 8. As a result of the underwriters’ election to partially exercise their over-allotment option, 62,500 Founder Shares were forfeited for no consideration on December 23, 2020, resulting in 10,000,000 Class B ordinary shares outstanding. The per share price of the Founder Shares was determined by dividing the amount contributed to the Company by the number of Founder Shares issued. The Founder Shares will be worthless if we do not complete an initial Business Combination (see Note 1).
The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares or Class A ordinary shares received upon conversion thereof until the earlier of: (A) one year after the completion of a Business Combination and (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.
The Company’s Founder Shares are subject to transfer restrictions pursuant to lock-up provisions in a letter agreement with the Company entered into by the initial stockholders, and officers and directors. The Sponsor has the right to transfer its ownership in the Founder Shares at any time, and to any transferee, to the extent that the Sponsor determines, in good faith, that such transfer is necessary to ensure that it and/or any of its parents, subsidiaries or affiliates are in compliance with the Investment Company Act of 1940. Any permitted transferees will be subject to the same restrictions and other agreements of the initial stockholders with respect to any Founder Shares. Prior to the closing of the Initial Public Offering, the Sponsor transferred 150,000 Founder Shares to our three independent directors in recognition of and as compensation for their future services to the Company. The transfer of Founder Shares to these directors is within the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. Compensation expense related to the Founder Shares is recognized only when the performance-based vesting condition (i.e. the consummation of the business acquisition) is probable of achievement under the applicable accounting literature. Stock-based compensation would be recognized at the consummation of the business combination, in an amount equal to the number of Founder Shares times the grant date fair value per share (unless subsequently modified) less the amount initially received for the transfer of the Founder Shares. As of June 30, 2023, the Company has entered into a definitive agreement in connection with a potential Business Combination, but the Business Combination has not yet closed and as such, the lock-up provisions have not been remediated and are not probable to be remediated. Any definitive agreements in connection with a Business Combination may also be subject to certain conditions to closing, such as approval by the Company’s shareholders. As a result, the Company determined that, taking into account that there is a possibility that the Business Combination may not close, no stock-based compensation expense should be recognized through June 30, 2023.
Private Placement Warrants
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 7,600,000 Private Placement Warrants at a price of $1.50 per Private Placement Warrant for an aggregate purchase price of $11,400,000. Each warrant is exercisable to purchase one Class A ordinary share at $11.50 per share. If the Company does not complete a Business Combination within the Combination Period, the Private Placement Warrants will expire worthless.
The Sponsor and the Company’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the initial Business Combination.
Working Capital Loans
In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors, may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into private placement warrants at a price of $1.50 per warrant. As of the date of this filing, June 30, 2023 and December 31, 2022, the Company had no borrowings under any Working Capital Loans.
Administrative Services Agreement
Pursuant to an administrative services agreement (the “Administrative Services Agreement”) entered into on December 17, 2020, the Company agreed to pay the Sponsor a total of $40,000 per month for office space, utilities, secretarial and administrative support services provided to members of the Company’s management team until the earlier of (A) the Company’s completion of the initial Business Combination or December 21, 2022 and (B) on December 21, 2022, an amount equal to $960,000 less the actual amount paid under the Administrative Services Agreement. For the three and six months ended June 30, 2023, the Company incurred $0 in fees for these services. For the three and six months ended June 30, 2022, the Company incurred $120,000 and $240,000 in fees for these services, respectively, which is included in operating and formation costs on the unaudited condensed consolidated statements of operations. As of June 30, 2023 and December 31, 2022, there were $280,000 and $320,000 in fees outstanding for these services, respectively, that are included in due to related party on the condensed consolidated balance sheets. Notwithstanding the foregoing, on November 18, 2021, the Sponsor permanently waived its right to receive any of the Company’s outstanding, and all of the Company’s remaining, payment obligations under the Administrative Services Agreement.
Operating and Formation Costs
As of June 30, 2023 and December 31, 2022, the Sponsor and affiliates of the Sponsor also paid operating and formation costs of $1,180,376 and $202,500, respectively, on behalf of the Company which are due on demand. These amounts are included in due to related party on the condensed consolidated balance sheets as of June 30, 2023 and December 31, 2022. The Sponsor is not under any obligation to make additional expenditures on the Company’s behalf.
Note 6 — Commitments and Contingencies
Registration Rights
The holders of Founder Shares, Private Placement Warrants, and securities that may be issued upon conversion of Working Capital Loans, if any, are entitled to registration rights pursuant to a registration rights agreement entered in connection with the Initial Public Offering. These holders are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, these holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
As further described in Note 1 and as such terms used herein are defined therein, the Business Combination Agreement contemplates that, at or prior to the Closing, the Company, the Sponsor and certain Noventiq shareholders will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Sponsor and such Noventiq shareholders will be granted certain registration rights with respect to their respective Ordinary Shares, in each case, subject to the terms and conditions set forth in the Registration Rights Agreement.
Underwriting Agreement (Restated)
After the Initial Public Offering, the underwriters were entitled to a deferred fee of $0.35 per Unit, or $14,000,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement. Effective December 20, 2022, in accordance with a fee reduction agreement, the underwriter agreed to irrevocably forfeit $10,000,000 of the aggregate $14,000,000 deferred fee that would otherwise be payable to it in cash pursuant the underwriting agreement, resulting in a reduced deferred fee of $4,000,000, which shall be payable to the underwriter upon consummation of a Business Combination, as originally set forth in the underwriting agreement. The Company accounted for this forfeiture during the fourth calendar quarter of the year ended December 31, 2022.
On June 23, 2023, the Company and the underwriter agreed to terminate the December 20, 2022 fee reduction agreement solely upon execution of a side letter in accordance with the duly executed Mutual Termination of Initial Fee Reduction Agreement. On June 23, 2023, in accordance with the duly executed Side Letter to Underwriting Agreement, the Company and the underwriter agreed to the following:
1.
Cantor will irrevocably forfeit $7,000,000 (instead of $10,000,000) of the aggregate $14,000,000 Original Fee that would otherwise be payable to it in cash pursuant to the Underwriting Agreement, resulting in a reduced fee of $7,000,000 (the “Fee”), which shall be payable in cash by the Company to Cantor upon consummation of a Business Combination, as originally set forth in the Underwriting Agreement.

2.
In addition, upon the consummation of the Business Combination, the Company shall pay to the Underwriter a non-refundable cash fee equal to 3.0% of:

•
(x)   the aggregate maximum gross proceeds received or receivable in connection with any Equity Financing, including, without limitation, aggregate amounts committed by investors to purchase securities, whether or not all securities are issued upon consummation of the Business Combination, plus

•
(y)   the gross proceeds received by the Company upon exercise of any warrants or other securities issued in connection with such Financing that are convertible into common stock of the Company;

•
the aggregate maximum principal amount of debt committed or available to be committed or available in connection with the Debt Financing (including, without limitation, in the case of an offering of debt securities, the aggregate maximum principal amount of securities committed to be purchased by investors), whether or not drawn down (or, in the case of an offering of debt securities, whether or not purchased) upon consummation of the business Combination; and
•
any proceeds received from the Trust Account in connection with the Business Combination.

The fees noted in items 1 and 2 above are contingent upon a successful completion of a Business Combination. There is no assurance that a Business Combination will be consummated by the Extended Date (or any such later date of termination approved in accordance with the Amended and Restated Memorandum and Articles of Association). In accordance with the guidance in ASC Topic 450, Contingencies, the Company is required to record its best estimate of the loss if the amount of loss can be reasonably estimated. The fee amount noted in item 2 cannot be reasonably estimated or determinable at this time and as a result, is not recorded in the consolidated condensed unaudited financial statements.
Note 7 — Warrant Liabilities
The Public Warrants will become exercisable at $11.50 per share on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of the initial Business Combination, the Company will use commercially reasonable efforts to file with the SEC a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants and, following the effective date of the registration statement, the Company will use commercially reasonable efforts to maintain a current prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th business day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, it will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, it will use commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. The warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.
The exercise price and number of shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend or recapitalization, reorganization, merger or consolidation. In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital-raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the board of directors and, in the case of any such issuance to the initial shareholders or their affiliates, without taking into account any Founder Shares held by the initial shareholders or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, plus interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume-weighted average trading price of the Class A ordinary shares during the 10-trading day period starting on the trading day prior to the day on which the Company consummates the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the

$18.00 per share redemption trigger price described below will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price, and the $10.00 per share redemption trigger price described below will be adjusted (to the nearest cent) to be equal to the higher of the Market Value and the Newly Issued Price.
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the ordinary shares issuable upon exercise of the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A ordinary shares issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the initial Business Combination, (iii) may be exercised by the holders on a cashless basis and (iv) are entitled to registration rights. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants are redeemable by the Company and exercisable by the holders on the same basis as the Public Warrants.
Once the warrants become exercisable, the Company may call the Public Warrants for redemption (except with respect to the Private Placement Warrants if they are held by the Sponsor or its permitted transferees):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon a minimum of 30 days’ prior written notice of redemption; and

•
if, and only if, the last reported sale price (the “closing price”) of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

In addition, once the warrants become exercisable, the Company may call the warrants for redemption:
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of Class A ordinary shares to be determined by reference to an agreed table based on the redemption date and the “fair market value” of the Class A ordinary shares;

•
if, and only if, the closing price of the Class A ordinary shares equals or exceeds $10.00 per share (as adjusted) for any 20 trading days within the 30-trading day period ending three trading days before the Company sends the notice of redemption to the warrant holders; and

•
if the closing price of the Class A ordinary shares for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders is less than $18.00 per share (as adjusted), the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding Public Warrants, as described above.

The “fair market value” of the Class A ordinary shares for the above purpose shall mean the volume-weighted average price of the Class A ordinary shares during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants. In no event are the warrants to be exercisable in connection with this redemption feature for more than 0.361 Class A ordinary shares per warrant (subject to adjustment).
If the Company calls the Public Warrants for redemption, management has the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. Additionally, in no event is the Company be required to net cash settle any Warrants. If the Company is unable to complete the initial Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

Following the Closing, the Company’s outstanding warrants, issued under a Warrant Agreement, dated December 16, 2020, by and between the Company and Continental Stock Transfer & Trust Company, will remain outstanding and are expected to continue trading on Nasdaq.
Note 8 — Shareholders’ Deficit
Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At June 30, 2023 and December 31, 2022, there were no preference shares issued or outstanding.
Class A Ordinary Shares — The Company is authorized to issue 300,000,000 Class A ordinary shares with a par value of $0.0001 per share. At December 31, 2022, there were 1,191,437 Class A ordinary shares issued or outstanding, all of which are considered temporary equity. On June 20, 2023, in connection with the Extension Meeting, shareholders elected to redeem 771,499 additional Class A ordinary shares, resulting in redemption payments out of the Trust Account totaling $8,085,078, or approximately $10.48 per share which includes $370,088 of earnings in the Trust Account not previously withdrawn. Subsequent to the redemptions, 419,938 Class A ordinary shares remained issued and outstanding. On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, the Sponsor elected to convert 9,825,000 shares of the Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. Following such conversion, the Sponsor holds 9,825,000 shares of Class A ordinary shares and at June 30, 2023, the Company has an aggregate of 10,244,938 shares of Class A ordinary shares (419,938 of which are subject to possible redemption) issued and outstanding. The Sponsor’s 9,825,000 Class A ordinary shares received in connection with the conversion are not redeemable.
Class B Ordinary Shares — The Company is authorized to issue 30,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders are entitled to one vote for each Class B ordinary share. At December 31, 2022, there were 10,000,000 Class B ordinary shares issued and outstanding. On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, the Sponsor elected to convert 9,825,000 shares of the Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. Following such conversion and at June 30, 2023, the Company has an aggregate of 175,000 shares of Class B ordinary shares issued and outstanding.
Holders of the Class A ordinary shares and holders of the Class B ordinary shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders, except as required by law or stock exchange rule; provided that only holders of the Class B ordinary shares have the right to vote on the appointment of the Company’s directors prior to the initial Business Combination.
The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of the initial Business Combination on a one-for-one basis (as adjusted). In the case that additional Class A ordinary shares or equity-linked securities are issued or deemed issued in connection with the initial Business Combination, the number of Class A ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, 20% of the sum of the total number of Class A ordinary shares and Class B ordinary shares issued upon completion of the Initial Public Offering plus the total number of Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in the initial Business Combination and any Private Placement Warrants issued to the Sponsor, officers or directors upon conversion of Working Capital Loans; provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.
Note 9 — Fair Value Measurements
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
• Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

• Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

• Level 3:
Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at June 30, 2023 and December 31, 2022 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value.
Description	Level	June 30, 2023	December 31, 2022
Assets:
Marketable securities held in Trust Account	1	$4,436,155	$—
At June 30, 2023 and December 31, 2022, $0 and $15,489,507, respectively, of the balance held in the Trust Account was held in cash.
The following table presents information about the Company’s liabilities that are measured at fair value on a recurring basis at June 30, 2023 and December 31, 2022 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value.
Description	Level	June 30, 2023	Level	December 31, 2022
Liabilities:		—
Warrant Liability – Public Warrants	1	$1,733,333	1	$400,000
Warrant Liability – Private Placement Warrants	3	$988,000	3	$228,000
Total Warrant Liabilities		$2,721,333		$628,000
The Warrants are accounted for as liabilities in accordance with ASC 815-40 and are presented within the warrant liabilities on the condensed consolidated balance sheets. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of the warrant liabilities in the condensed consolidated statements of operations.
Initial Measurement and Subsequent Measurement
The Company established the initial fair value for the Public Warrants on December 21, 2020, the date of the consummation of the Company’s Initial Public Offering, using a Monte Carlo simulation model. The Company allocated the proceeds received from (i) the sale of Units (which is inclusive of one Class A ordinary share and one-third of one Public Warrant), (ii) the sale of Private Placement Warrants, and (iii) the issuance of shares of Class B ordinary shares, based on their fair values as determined at initial measurement, Class A ordinary shares and Class B ordinary shares based on their relative fair values at the initial measurement date. The Warrants were classified as Level 3 at the initial measurement date due to the use of unobservable inputs.
The Warrants are measured at fair value on a recurring basis. The subsequent measurement of the Public Warrants as of June 30, 2023 and December 31, 2022 is classified as Level 1 due to quoted prices in an active market since February 8, 2021. The Private Placement Warrants as of June 30, 2023 and December 31, 2022 are classified as Level 3 due to the use of unobservable inputs.
The Monte Carlo model’s primary unobservable input utilized in determining the fair value of the Private Warrants is the expected volatility of the ordinary shares. The expected volatility as of the Initial Public Offering date was derived from observable public warrant pricing on comparable ‘blank-check’ companies without an identified target. The expected volatility as of subsequent valuation dates was implied from the Company’s own public warrant pricing since February 8, 2021. For periods subsequent to the detachment of the warrants from the Units, the close price of the public warrant price was used as the fair value as of each relevant date.
The key inputs into the Monte Carlo simulation model for the Private Placement warrants at June 30, 2023 and December 31, 2022 were as follows:
	June 30, 2023	December 31, 2022
Input
Risk-free interest rate	4.13%	3.99%
Expected term (years)	5.0	5.0
Expected volatility	1.0%	0.8%
Exercise price	$11.50	$11.50
Fair value of the ordinary share price	$10.70	$9.89
Redemption threshold price	$18.00	$18.00
Redemption threshold days	20 days within any 30-day period	20 days within any 30-day period
Redemption price	$0.01	$0.01
Probability of successful acquisition	90.0%	50.0%
As of June 30, 2023, the Public Warrants and Private Placement Warrants were determined to be $0.13 and $0.13 per warrant for aggregate values of $1.7 million and $1.0 million, respectively. As of December 31, 2022, the Public Warrants and Private Placement Warrants were determined to be $0.03 and $0.03, respectively, per warrant for aggregate values of approximately $0.4 million and $0.2 million, respectively.
The following table presents the changes in the fair value of warrant liabilities:
	Private Placement	Public	Warrant Liabilities
Fair value as of December 31, 2022	$228,000	$400,000	$628,000
Change in valuation inputs or other assumptions	684,000	1,200,000	1,884,000
Fair value as of March 31, 2023	912,000	1,600,000	2,512,000
Change in valuation inputs or other assumptions	76,000	133,333	209,333
Fair value as of June 30, 2023	$988,000	$1,733,333	$2,721,333
Fair value as of December 31, 2021	$5,320,000	$9,200,000	$14,520,000
Change in valuation inputs or other assumptions	(3,116,000)	(5,333,333)	(8,449,333)
Fair value as of March 31, 2022	2,204,000	3,866,667	6,070,667
Change in valuation inputs or other assumptions	(1,819,440)	(3,192,000)	(5,011,440)
Fair value as of June 30, 2022	$384,560	$674,667	$1,059,227
Level 3 financial liabilities consist of the Private Placement Warrant liability for which there is no current market for these securities such that the determination of fair value requires significant judgment or estimation. Changes in fair value measurements categorized within Level 3 of the fair value hierarchy are analyzed each period based on changes in estimates or assumptions and recorded as appropriate. There were no transfers in or out of level 3 for the three and six months ended June 30, 2023 and 2022.

Note 10 — Subsequent Events
The Company evaluated subsequent events and transactions that occurred up to the date condensed consolidated financial statements were originally issued on August 14, 2023. Based upon this review, the Company did not identify any other subsequent events, not previously disclosed, that would have required adjustment or disclosure in the condensed consolidated financial statements.

Condensed Consolidated Financial Statements (Restated)
CORNER GROWTH ACQUISITION CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
	As of September 30, 2023	As of December 31, 2022
	(unaudited – restated)
ASSETS
Current assets
Cash	$21,761	$31,547
Prepaid expenses	189,995	268,736
Total current assets	211,756	300,283
Cash and marketable securities held in Trust Account	4,493,902	15,489,507
Total Assets	$4,705,658	$15,789,790
LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT
Current liabilities
Due to related party	$1,622,712	$522,500
Due to shareholders	—	3,262,655
Accrued expenses	2,056,763	932,555
Total current liabilities	3,679,475	4,717,710
Warrant liabilities	1,674,666	628,000
Deferred underwriting fee payable	7,000,000	4,000,000
Total Liabilities	12,354,141	9,345,710
COMMITMENTS AND CONTINGENCIES
Class A ordinary shares subject to possible redemption, 419,938 shares at redemption value as of September 30, 2023 and 1,191,437 shares at redemption value as of December 31, 2022	4,493,902	12,226,852
Shareholders’ Deficit
Preference Shares, $0.0001 par value, 1,000,000 shares authorized; none issued and outstanding	—	—
Class A ordinary Shares, $0.0001 par value, 300,000,000 shares authorized; 9,825,000 and 0 issued and outstanding (excluding 419,938 and 1,191,437 shares subject to possible redemption as of September 30, 2023 and December 31, 2022, respectively)	982	—
Class B ordinary Shares, $0.0001 par value, 30,000,000 shares authorized; 175,000 and 10,000,000 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively	18	1,000
Additional paid-in capital	—	—
Accumulated deficit	(12,143,385)	(5,783,772)
Total Shareholders’ Deficit	(12,142,385)	(5,782,772)
TOTAL LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT	$4,705,658	$15,789,790
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

CORNER GROWTH ACQUISITION CORP.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2023 AND 2022
	For the Three Months Ended September 30, 2023	For the Nine Months Ended September 30, 2023 Restated	For the Three Months Ended September 30, 2022	For the Nine Months Ended September 30, 2022
Operating and formation costs	$422,865	$2,312,947	$352,198	$1,291,566
Loss from operations	(422,865)	(2,312,947)	(352,198)	(1,291,566)
Other income (loss)
Earnings and realized gain on marketable securities held in Trust Account	57,747	352,129	1,931,891	2,558,714
Change in fair value of warrant liabilities	1,046,667	(1,046,666)	640,560	14,101,333
Transaction costs	—	(102,000)	—	—
Net income (loss)	$681,549	$(3,109,484)	$2,220,253	$15,368,481
Basic and diluted weighted average shares outstanding of Class A redeemable ordinary shares	419,938	903,185	40,000,000	40,000,000
Basic and diluted net income (loss) per Class A redeemable ordinary share	$0.07	$(0.29)	$0.04	$0.31
Basic and diluted weighted average shares outstanding of Class A nonredeemable ordinary shares and Class B ordinary shares	10,000,000	10,000,000	10,000,000	10,000,000
Basic and diluted net income (loss) per Class A nonredeemable ordinary share and Class B ordinary share	$0.07	$(0.29)	$0.04	$0.31
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

CORNER GROWTH ACQUISITION CORP.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2023 AND 2022
	Class A		Class B		Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Ordinary Shares		Ordinary Shares
	Shares	Amount	Shares	Amount
Balance, January 1, 2023	—	$—	10,000,000	$1,000	$—	$(5,783,772)	$(5,782,772)
Remeasurement of Class A ordinary shares subject to possible redemption	—	$—	—	$—	$—	$(154,783)	$(154,783)
Net loss	—	$—	—	$—	$—	$(2,381,252)	$(2,381,252)
Balance, March 31, 2023	—	$—	10,000,000	$1,000	$—	$(8,319,807)	$(8,318,807)
Conversion of Class B ordinary shares to Class A nonredeemable ordinary shares	9,825,000	$982	(9,825,000)	$(982)	$—	$—	$—
Accrual of deferred underwriting fee payable (restated)	—	—	—	—	—	(3,000,000)	(3,000,000)
Transaction cost allocation for change in deferred underwriting fee (restated)	—	—	—	—	—	102,000	102,000
Remeasurement of Class A ordinary shares subject to possible redemption	—	$—	—	$—	$—	$(139,599)	$(139,599)
Net loss (restated)	—	$—	—	$—	$—	$(1,409,781)	$(1,409,781)
Balance, June 30, 2023 (restated)	9,825,000	$982	175,000	$18	$—	$(12,767,187)	$(12,766,187)
Remeasurement of Class A ordinary shares subject to possible redemption	—	$—	—	$—	$—	$(57,747)	$(57,747)
Net income	—	$—	—	$—	$—	$681,549	$681,549
Balance, September 30, 2023	9,825,000	$982	175,000	$18	$—	$(12,143,385)	$(12,142,385)
Balance, January 1, 2022	—	$—	10,000,000	$1,000	$—	$(27,567,744)	$(27,566,744)
Net income	—	$—	—	$—	$—	$7,896,134	$7,896,134
Balance, March 31, 2022	—	$—	10,000,000	$1,000	$—	$(19,671,610)	$(19,670,610)
Remeasurement of Class A ordinary shares subject to possible redemption	—	$—	—	$—	$—	$(769,393)	$(769,393)
Net income	—	$—	—	$—	$—	$5,252,094	$5,252,094
Balance, June 30, 2022	—	$—	10,000,000	$1,000	$—	$(15,188,909)	$(15,187,909)
Remeasurement of Class A ordinary shares subject to possible redemption	—	$—	—	$—	$—	$(1,931,891)	$(1,931,891)
Net income	—	$—	—	$—	$—	$2,220,253	$2,220,253
Balance, September 30, 2022	—	$—	10,000,000	$1,000	$—	$(14,900,547)	$(14,899,547)
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

CORNER GROWTH ACQUISITION CORP.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2023 AND 2022
	For the Nine Months Ended September 30, 2023 (restated)	For the Nine Months Ended September 30, 2022
Cash Flows from Operating Activities
Net income (loss)	$(3,109,484)	$15,368,481
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Earnings and realized gain on marketable securities held in Trust Account	(352,129)	(2,558,714)
Change in fair value of warrant liabilities	1,046,666	(14,101,333)
Transaction costs attributable to warrant liabilities	102,000	—
Changes in operating assets and liabilities:
Due to related party	$1,100,212	275,000
Prepaid expenses	78,741	280,480
Accrued expenses	$1,124,208	245,535
Net cash used in operating activities	(9,786)	(490,551)
Cash Flows from Investing Activities
Proceeds received from Trust Account	11,347,734	—
Net cash provided by investing activities	11,347,734	—
Cash Flows from Financing Activities
Payments to Class A ordinary shareholders for redemption of shares	(11,347,734)	—
Payment of offering costs	—	(70,000)
Net cash used in financing activities	(11,347,734)	(70,000)
Net change in cash	(9,786)	(560,551)
Cash at beginning of the period	31,547	646,558
Cash at end of the period	$21,761	$86,007
Non-cash financing activities:
Remeasurement of Class A ordinary shares subject to possible redemption	$352,129	$2,701,284
Accrual of deferred underwriting fee payable	$3,000,000	$—
Conversion of Class B ordinary shares to Class A nonredeemable ordinary shares	$982	$—
The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2023 (RESTATED)
Note 1 — Description of Organization, Business Operations and Liquidity and Going Concern (Restated)
Corner Growth Acquisition Corp. (the “Company”), was incorporated as a Cayman Islands exempted company on October 20, 2020. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.
Although the Company is not limited to a particular industry or sector for purposes of consummating a Business Combination, the Company intends to focus on businesses in the technology industries primarily located in the United States. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
As of September 30, 2023, the Company had not commenced any operations. All activity through September 30, 2023 relates to the Company’s formation, its initial public offering described below (the “Initial Public Offering”) and, since the closing of the Initial Public Offering, the search for initial Business Combination candidates, and since the signing of the Business Combination Agreement described below, the completion of this proposed transaction. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Initial Public Offering and will recognize changes in the fair value of warrant liabilities as other income (loss). The Company has selected December 31 as its fiscal year end.
The registration statements for the Company’s Initial Public Offering were declared effective on December 16, 2020. On December 21, 2020, the Company consummated the Initial Public Offering of 40,000,000 units (the “Units” and, with respect to the shares of Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), included in the Units sold, the “Public Shares”), which includes the partial exercise by the underwriters of the overallotment option to purchase an additional 5,000,000 Units, at $10.00 per Unit, generating gross proceeds of $400,000,000 which is described in Note 4.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 7,600,000 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant in a private placement (the “Private Placement”) to CGA Sponsor LLC (the “Sponsor”), generating gross proceeds of $11,400,000, which is described in Note 5.
Transaction costs amounted to $22,766,081 consisting of $8,000,000 of underwriting fees, $14,000,000 of deferred underwriting fees and $766,081 of other offering costs. As further described in Note 6, effective December 20, 2022, in accordance with a fee reduction agreement, the underwriter agreed to irrevocably forfeit $10,000,000 of the aggregate $14,000,000 deferred fee that would otherwise be payable to it in cash pursuant the underwriting agreement, resulting in a reduced deferred fee of $4,000,000, which shall be payable to the underwriter upon consummation of an initial business combination, as originally set forth in the underwriting agreement.
As more fully described in Note 6, on June 23, 2023, the Company and the underwriter agreed to terminate the December 20,2022 fee reduction agreement solely upon execution of a side letter in accordance with the duly executed Mutual Termination of Initial Fee Reduction Agreement. On June 23, 2023, in accordance with the duly executed Side Letter to Underwriting Agreement, the Company and the underwriter agreed that the underwriter will irrevocably forfeit $7,000,000 (instead of $10,000,000) of the aggregate $14,000,000 Original Fee that would otherwise be payable to it in cash pursuant to the Underwriting Agreement, resulting in a reduced fee of $7,000,000 (the “Fee”), which shall be payable in cash by the Company to the underwriter upon consummation of a Business Combination, as originally set forth in the Underwriting Agreement.

Following the closing of the Initial Public Offering on December 21, 2020, an amount of $400,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”) located in the United States and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), as determined by the Company. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, on or about the 24-month anniversary of the effective date of the registration statement relating to the Initial Public Offering, or December 21, 2022, the Company instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.
The Company will provide holders (the “Public Shareholders”) of its Class A ordinary shares, par value $0.0001, sold in the Initial Public Offering (the “Public Shares”), with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.00 per Public Share). The per-share amount to be distributed to Public Shareholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 6). These Public Shares will be classified as temporary equity upon the completion of the Initial Public Offering in accordance with ASC 480. In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 and the approval of an ordinary resolution. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association (as amended, the “Amended and Restated Memorandum and Articles of Association”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transactions is required by law, or the Company decides to obtain shareholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each Public Shareholder may elect to redeem its Public Shares irrespective of whether it votes for or against the proposed transaction. If the Company seeks shareholder approval in connection with a Business Combination, the initial shareholders (as defined below) have agreed to vote their Founder Shares (as defined below in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination. Subsequent to the consummation of the Initial Public Offering, the Company adopted an insider trading policy which requires insiders to (i) refrain from purchasing shares during certain blackout periods and when they are in possession of any material non-public information and (ii) clear all trades with the Company’s legal counsel prior to execution. In addition, the initial shareholders have agreed to waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of a Business Combination.
Notwithstanding the foregoing, the Amended and Restated Memorandum and Articles of Association provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined in Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Class A ordinary shares sold in the Initial Public Offering, without the prior consent of the Company.
Extraordinary General Meeting
On December 20, 2022, the Company held an extraordinary general meeting (the “Extraordinary General Meeting”), which amended the Company’s Amended and Restated Memorandum and Articles of

Association to extend the date by which the Company has to consummate a Business Combination from December 21, 2022 to June 21, 2023. The shareholders approved a proposal to amend the trust agreement to change the date on which Continental Stock Transfer & Trust Company must commence liquidation of the Trust Account from (A) the earlier of the Company’s completion of an initial business combination and December 21, 2022 to (B) the earlier of the Company’s completion of an initial business combination and June 21, 2023. In connection with the Extraordinary General Meeting, shareholders elected to redeem 38,808,563 Class A ordinary shares, resulting in redemption payments out of the Trust Account totaling $393,676,799, or approximately $10.14 per share which includes $5,591,169 of earnings in the Trust Account not previously withdrawn. In January 2023, the Company made redemption payments of $3,262,655 out of the Trust Account that were due to the redeeming shareholders who elected to redeem their shares as part of the Extraordinary General Meeting. This amount was reflected as due to shareholders in the accompanying condensed consolidated balance sheet as of December 31, 2022. Subsequent to the redemptions, 1,191,437 Class A ordinary shares remained issued and outstanding until the Extension Meeting further described below.
Business Combination Agreement
On February 9, 2023, the Company issued a press release announcing that the Company has entered into a non-binding letter of intent with Softline Holding plc to proceed with a potential business combination that would result in the combined company being publicly-listed on the Nasdaq. The business combination is subject to the completion of definitive documentation. On May 4, 2023, the Company entered into a definitive business combination agreement with Noventiq Holdings PLC (formerly known as Softline Holding plc).
As disclosed in a Form 8-K filed with the SEC on May 4, 2023, the Company entered into a business combination agreement (the “Business Combination Agreement”) by and among the Company, Noventiq Holdings PLC, a company organized under the laws of the Cyprus (“Noventiq”), and Corner Growth SPAC Merger Sub, Inc., a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub”). The Business Combination Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Noventiq, with Noventiq surviving as a wholly-owned subsidiary of the Company (the “Merger”). Upon the closing of the business combination (the “Closing”), it is anticipated that the Company will change its name to “Noventiq Holding Company” (“New Noventiq”) and certain securities of New Noventiq are expected to be listed on the Nasdaq Stock Market (“Nasdaq”). The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.” In accordance with the applicable provisions of the Cayman Companies Act (As Revised) and the Cyprus Companies Law, prior to the approval and adoption of the Business Combination Agreement and transactions contemplated thereby by the requisite vote of Noventiq’s shareholders, Noventiq will re-domicile from Cyprus to the Cayman Islands.
The Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Proposed Business Combination.”
The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of the Company and Noventiq.
The Proposed Business Combination is subject to certain customary closing conditions, such as the prior approval and adoption of the Business Combination Agreement and transactions contemplated thereby by the requisite vote of Noventiq’s shareholders and the effectiveness of the Registration Statement on Form F-6 registering the ADSs (as defined below). There is no assurance that the Proposed Business Combination will be consummated by the Extended Date (or any such later date of termination approved in accordance with the Amended and Restated Memorandum and Articles of Association) described below.
Consideration and Structure
At the effective time of the Merger (the “Effective Time”), each ordinary share of Noventiq outstanding immediately prior to the Effective Time (collectively, the “Noventiq Shares”) (other than shares held in treasury of Noventiq or owned by any subsidiary of Noventiq and held by shareholders of Noventiq who have perfected their dissenters’ rights in accordance with Section 238 of the Cayman Act) will be automatically cancelled, extinguished and converted into a number of the Company’s newly issued Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), equal to the “Exchange Ratio” determined by dividing (A) the Per Share Merger Consideration Value (as defined below) by (B) $10; and each outstanding vested and unvested option to purchase Noventiq Shares (“Noventiq Option”) will be assumed and converted into an option to purchase Ordinary Shares (each a “Rollover Option”). The number of Ordinary Shares (rounded down to the nearest whole number) that are subject to each Rollover Option shall be equal to the product of (i) the number of Noventiq Shares subject to the Noventiq Option and (ii) the Exchange Ratio, and the exercise price per share of the Rollover Option (rounded up to the nearest whole cent) shall be equal to the quotient obtained by dividing (A) the exercise price per share of the Noventiq Option by (B) the Exchange Ratio. For purposes of the Business Combination Agreement, Noventiq’s equity value is $877,000,000 plus the amount equal to aggregate exercise price of the Noventiq’s options (the “Equity Value”) and the “Per Share Merger Consideration Value” is an amount in dollars equal to the sum of the Equity Value, divided by the number of outstanding shares.
In addition to the foregoing consideration, Noventiq shareholders shall be entitled to receive, as additional consideration, one Class A Contingent Share Right (the “Class A CSRs”), one Class B Contingent Share Right (the “Class B CSRs”) and one Class C Contingent Share Right (the “Class C CSRs” and, together with the Class A CSRs and the Class B CSRs, the “CSRs”), in each case, for each Ordinary Share issuable to such Noventiq shareholder at the Effective Time pursuant to the Business Combination Agreement, which provide the holders of such CSRs the contingent right to receive additional newly issued Ordinary Shares (the “Earnout Shares”) upon the occurrence of certain events and subject to certain conditions, as specified under the Business Combination Agreement, during the period from and after the Closing until the fifth anniversary of the Closing (the “Earnout Period”). During the Earnout Period, if New Noventiq experiences a Change of Control (as defined in the Business Combination Agreement), then any Earnout Shares not already earned and issued to the Noventiq shareholders shall be deemed earned and the balance of the Earnout Shares shall be issuable by New Noventiq to the Noventiq shareholders immediately prior to consummation of such Change of Control transaction subject to certain conditions and upon the terms of the Business Combination Agreement.
On May 4, 2023, the Sponsor held 9,825,001 Founder Shares. Of these, 2,500,000 Founder Shares are subject to forfeiture based on the sum of (i) the amount of gross proceeds raised prior to the Effective Time from additional financings, if any, by the Company and (ii) the cash balance of the Company’s Trust Account held for the benefit of its public shareholders, but the consummation of the Proposed Business Combination is not subject to a minimum amount of additional financing having been raised. At the Effective Time, the Founder Shares (net of any forfeited shares) will automatically convert into Ordinary Shares on a one-for-one basis, subject to adjustment, on the terms and conditions provided in the Amended and Restated Memorandum and Articles of Association.
An additional 5,000,000 Founder Shares, out of the 9,825,001 Founder Shares described above, will be held in escrow and only released, in three equal installments, upon the occurrence of the same milestone events as the Earnout Shares are issued.
While preparing the attached Form 10-Q/A the Company discovered another previously undisclosed agreement. A portion of the Founder Shares will be distributed under an agreement with a third party on April 28, 2023 that constitutes a finder’s fee arrangement (the “Finder’s Fee Arrangement”). The Finder’s Fee Arrangement provides for the Sponsor to make a $2 million cash payment to the third party and provide an option to purchase an economic interest in 2,000,000 membership units of the Sponsor contingent on the consummation of the business acquisition, which option is accounted for under the guidance in ASC 718. Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. Compensation expense related to such shares is recognized only when the performance-based vesting condition (i.e. the consummation of the business acquisition) is probable of achievement under the applicable accounting literature. Stock-based compensation would be recognized at the consummation of the business combination, in an amount equal to the number of such shares times the grant date fair value per share (unless subsequently modified) less the amount initially received for the transfer of such shares. The Company will reflect the transactions in its financial statements when the business acquisition is consummated as the Sponsor is a principal shareholder in the Company and the Company benefits from the Finder’s Fee Arrangement. The Finder’s Fee Arrangement included potential compensation payable to the third party. Disclosure of this potential compensation arrangement was omitted from the Original Quarterly Report in error.
In connection with the Proposed Business Combination and pursuant to the Business Combination Agreement, the Company has agreed to establish a Level 2 ADS facility by entering into a Deposit Agreement with The Bank of New York Mellon (or an affiliate), as depositary, and filing with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-6 registering American Depositary Shares (the “ADSs”), each representing one Ordinary Share (the “ADS Facility”).
Following the Closing, each holder of Ordinary Shares will be able to deposit such holder’s shares into the ADS Facility and receive ADSs, which are expected to trade on Nasdaq under the symbol “NVIQ.” Following the Closing, the Company’s outstanding warrants, issued under a Warrant Agreement, dated December 16, 2020, by and between the Company and Continental Stock Transfer & Trust Company, will remain outstanding and are expected to continue trading on Nasdaq. In connection with the Closing, the ADSs, each representing one Ordinary Share, are expected to be listed on Nasdaq as of the Effective Time.
Concurrently with the execution of the Business Combination Agreement, the Sponsor entered into a support agreement with the Company and Noventiq (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby; (ii) not to solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with any third-party with respect to a CGAC Acquisition Proposal (as defined in the Sponsor Support Agreement); (iii) be bound by certain transfer restrictions with respect to its shares in the Company prior to the closing of the Proposed Business Combination; (iv) not to transfer any of the Restricted Securities (as defined in the Sponsor Support Agreement) from and after the Closing and until the earlier of (A) the six (6) month anniversary of the Closing Date and (B) the date following the Closing Date on which the Company completes a Liquidity Event (as defined in the Sponsor Support Agreement).
Concurrently with the execution of the Business Combination Agreement, the Company, Noventiq and certain shareholders of Noventiq (collectively, the “Noventiq Supporting Shareholders”) duly executed and delivered to the Company a support agreement (the “Voting and Support Agreement”), pursuant to which each Noventiq Supporting Shareholder agreed to, among other things, (i) the Business Combination and the adoption of the Business Combination Agreement any other matters necessary or reasonably requested by Noventiq for consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement, (ii) not to transfer any Noventiq Shares on or prior to the Closing (subject to the exceptions set forth therein), and (ii) to a lock-up of the Noventiq Shares from and after the Closing and until the earlier of (A) the six (6) month anniversary of the Closing Date and (B) the date following the Closing Date on which the Company completes a Liquidity Event (as defined in the Voting and Support Agreement).
The Business Combination Agreement contemplates that, at or prior to the Closing, the Company, the Sponsor Parties and certain Noventiq shareholders will enter into the Registration Rights Agreement, pursuant to which, among other things, the Sponsor and such Noventiq shareholders will be granted certain registration rights with respect to their respective Ordinary Shares of the Company, in each case, subject to the terms and conditions set forth in the Registration Rights Agreement.
Extension Meeting
On June 15, 2023, the Company held an extraordinary general meeting of shareholders, which was adjourned and reconvened on June 20, 2023 (the “Extension Meeting”), to amend the Company’s amended and restated memorandum and articles of association (the “Articles Amendment”) to (i) extend the date by which the Company has to consummate a business combination from June 21, 2023 to March 21, 2024 (the “Extended Date”) or such earlier date as shall be determined by the Company’s board of directors in its sole discretion (the “Amended Termination Date” and, such proposal, the “Extension Amendment Proposal”), (ii) eliminate from the amended and restated memorandum and articles of association the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in the IPO to the extent that such redemption would cause the Company’s net tangible assets to be less than

$5,000,001 (the “Redemption Limitation Amendment Proposal”) and (iii) amend the Company’s amended and restated memorandum and articles of association to provide that Class B ordinary shares may be converted either at the time of the consummation of the Company’s initial business combination or at any earlier date at the option of the holders of Class B ordinary shares (the “Founder Conversion Amendment Proposal”). The shareholders of the Company approved the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal at the Extension Meeting and on June 21, 2023, the Company filed the Articles Amendment with the Registrar of Companies of the Cayman Islands.
In connection with the vote to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal, shareholders elected to redeem 771,499 Class A ordinary shares, resulting in redemption payments out of the Trust Account totaling $8,085,078, or approximately $10.48 per share which includes $370,088 of earnings in the Trust Account not previously withdrawn. Subsequent to the redemptions, 419,938 Class A ordinary shares remained issued and outstanding.
On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, the Sponsor, the holder of an aggregate of 9,825,001 shares of the Company’s Class B Ordinary Shares, par value $0.0001 per share, elected to convert 9,825,000 shares of the Class B Ordinary Shares held by it on a one-for-one basis into Class A Ordinary Shares of the Company, with immediate effect. Following such conversion, the Sponsor holds 9,825,000 shares of Class A Ordinary Shares and 1 share of Class B Ordinary Shares and the Company will have an aggregate of 10,244,938 shares of Class A Ordinary Shares issued and outstanding (419,938 of which are subject to possible redemption) and 175,000 shares of Class B Ordinary Shares issued and outstanding. In connection with the conversion, the Sponsor has agreed to certain transfer restrictions, a waiver of redemption rights, a waiver of any right to receive funds from the Trust Account and the obligation to vote in favor of an initial business combination.
The Company’s Sponsor, officers and directors (the “initial shareholders”) have agreed not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (A) that would modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial Business Combination or to redeem 100% of its Public Shares if the Company does not complete a Business Combination by the Extended Date (the “Combination Period”) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their Class A ordinary shares in conjunction with any such amendment.
If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
The Sponsor, officers and directors have agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the initial shareholders or members of the Company’s management team acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination during the Combination Period and, in such event, such amount will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be only the $10.00 per share initially held in the Trust Account. In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
Liquidity and Going Concern
As of September 30, 2023, the Company had $21,761 in its operating bank accounts, $4,493,902 in the Trust Account to be used for a Business Combination or to repurchase or redeem its ordinary shares in connection therewith and a working capital deficit of $3,467,719.
Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, and structuring, negotiating and consummating the Business Combination. Based on its current cash and working capital balances, management believes that the Company will not have sufficient working capital to meet its needs through the consummation of a Business Combination.
In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. The terms of such loans have not been determined and no written agreements exist with respect to such loans. However, as discussed in Note 5, as of September 30, 2023, the Company is indebted to the Sponsor and its affiliates for $1,622,682, which represents $1,342,682 of operating and formation costs paid by these related parties on the Company’s behalf, along with $280,000 of unpaid administrative fees. The Sponsor is not under any obligation to make additional expenditures on the Company’s behalf.
In connection with our assessment of going concern considerations in accordance with FASB ASC Subtopic 205-40, “Presentation of Financial Statements-Going Concern” management has determined that the date for mandatory liquidation and dissolution raise substantial doubt about our ability to continue as a going concern for a reasonable period of time, which is considered one year from the issuance of these unaudited condensed consolidated financial statements. The Company demonstrates other adverse conditions that raise substantial doubt about the Company’s ability to continue as a going concern for one year following the issuance of these unaudited condensed consolidated financial statements. These other adverse conditions are negative financial trends, specifically a working capital deficiency and other adverse key financial ratios. No adjustments have been made to the carrying amounts or classification of assets or liabilities should the Company be required to liquidate after March 20, 2024, our scheduled liquidation date if we do not complete the Business Combination prior to such date. There is no assurance that the Company will complete the Proposed Business Combination with Noventiq before March 24, 2024, or at all.
Note 2 — Restatement of Previously Issued Financial Statements
The Company determined there was an unrecorded accrued liability related to the deferred underwriting fee payable totaling $3,000,000 and an unrecorded adjustment for transaction costs attributable to warrants due to the change in deferred underwriting fee payable incurred in accordance with the duly executed Side Letter to Underwriting Agreement dated June 23, 2023, on the previously issued financial statements as of

September 30, 2023 and for the nine months ended September 30, 2023. In accordance with SEC Staff Accounting Bulletin No. 99, “Materiality”, and Accounting Standards Codification (ASC) Topic 250, “Accounting Changes and Error Corrections”, the Company evaluated the changes and has determined that the related impacts were material to the previously presented financial statements. Therefore, the Company, in consultation with its Audit Committee, concluded that its previously issued financial statements should be restated to report the unrecorded liability and unrecorded change in transaction costs. These financial statements restate the Company’s previously issued unaudited consolidated condensed financial statements as of September 30, 2023 and for the nine months ended September 30, 2023. In addition, the duly executed Side Letter to Underwriting Agreement dated June 23, 2023 included additional potential compensation payable to the underwriter (see Note 6). Disclosure of this potential compensation arrangement was omitted from the Original Quarterly Report in error.
While preparing the attached Form 10-Q/A the Company discovered another previously undisclosed agreement. A portion of the Founder Shares will be distributed under the Finder’s Fee Arrangement. The Finder’s Fee Arrangement provides for the Sponsor to make a $2 million cash payment to the third party and provide an option to purchase an economic interest in 2,000,000 membership units of the Sponsor contingent on the consummation of the business acquisition, which the option is accounted for under the guidance in ASC 718. Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. Compensation expense related to such shares is recognized only when the performance-based vesting condition (i.e. the consummation of the business acquisition) is probable of achievement under the applicable accounting literature. Stock-based compensation would be recognized at the consummation of the business combination, in an amount equal to the number of such shares times the grant date fair value per share (unless subsequently modified) less the amount initially received for the transfer of such shares. The Company will reflect the transactions in its financial statements when the business acquisition is consummated as the Sponsor is a principal shareholder in the Company and the Company benefits from the Finder’s Fee Arrangement. The Finder’s Fee Arrangement included potential compensation payable to the third party. Disclosure of this potential compensation arrangement was omitted from the Original Quarterly Report in error.
The impacts to the unaudited consolidated condensed financial statements as of September 30, 2023 and for the three and nine months ended September 30, 2023 are presented below:
Unaudited Condensed Consolidated Balance Sheet as of September 30, 2023	As Previously Reported	Adjustment	As Restated
Deferred underwriting fee payable	$4,000,000	$3,000,000	$7,000,000
Total Liabilities	9,354,141	3,000,000	12,354,141
Accumulated deficit	(9,143,385)	(3,000,000)	(12,143,385)
Total Shareholders’ Deficit	(9,142,385)	(3,000,000)	(12,142,385)
Unaudited Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2023	As Previously Reported	Adjustment	As Restated
Transaction costs	$—	$(102,000)	$(102,000)
Net income (loss)	(3,007,484)	(102,000)	(3,109,484)
Basic and diluted net income (loss) per Class A redeemable ordinary share	(0.28)	(0.01)	(0.29)
Basic and diluted net income (loss) per Class A nonredeemable ordinary shares and Class B ordinary shares	(0.28)	(0.01)	(0.29)

Unaudited Condensed Consolidated Statement of Changes in Shareholders’ Deficit for the Nine Months Ended September 30, 2023	As Previously Reported	Adjustment	As Restated
Remeasurement of deferred underwriting fee payable	$—	$(3,000,000)	$(3,000,000)
Transaction cost allocation for change in deferred underwrting fee payable	—	102,000	102,000
Net loss	(1,307,781)	(102,000)	$(1,409,781)
Accumulated deficit	(9,143,385)	(3,000,000)	(12,143,385)
Total shareholders’ deficit	(9,142,385)	(3,000,000)	(12,142,385)
Unaudited Condensed Consolidated Statement of Cash Flows for the Nine Months Ended September 30, 2023	As Previously Reported	Adjustment	As Restated
Cash Flows from Operating Activities
Net income (loss)	$(3,007,484)	$(102,000)	$(3,109,484)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Transaction costs attributable to warrant liabilities	—	102,000	102,000
Non-cash financing activities
Accrual of deferred underwriting fee payable	$—	$3,000,000	$3,000,000
Note 3 — Summary of Significant Accounting Policies
Basis of Presentation
The accompanying unaudited condensed consolidated financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP. In the opinion of management, the unaudited condensed consolidated financial statements reflect all adjustments, which include only normal recurring adjustments necessary for the fair statement of the balances and results for the periods presented.
The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the audited financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC on March 31, 2023. The accompanying condensed consolidated balance sheet as of December 31, 2022 is derived from the audited financial statements presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The interim results for the three and nine months ended September 30, 2023 are not necessarily indicative of the results to be expected for the year ending December 31, 2023 or for any future interim periods.
Principles of Consolidation
Starting with the second fiscal quarter of 2023, the Company’s unaudited condensed consolidated financial statements include the results of Merger Sub, a direct wholly owned subsidiary of the Company. Merger Sub is a Cayman Islands exempted company which was incorporated on April 4, 2023. Merger Sub was formed solely for the purpose of effectuating the Merger and has not engaged in any business activities or conducted any operations other than in connection with the Merger and has no, and at all times prior to the Merger’s closing except as expressly contemplated by the Merger documents and the related transactions, will have no, assets, liabilities or obligations of any kind or nature whatsoever other than those incident to its formation.
All intercompany balances and transactions have been eliminated in consolidation. For simplicity of presentation, we refer to all accompanying financial statements as condensed consolidated financial statements herein.

Use of Estimates
The preparation of condensed consolidated financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of September 30, 2023 and December 31, 2022.
Marketable Securities Held in Trust Account
At September 30, 2023 and December 31, 2022, substantially all of the assets held in the Trust Account were held in cash or in money market mutual funds in U.S. based trust accounts at Morgan Stanley with Continental Stock Transfer & Trust Company acting as trustee.
The Company accounts for any securities held in the Trust Account in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 320 “Investments — Debt Securities.” These securities are classified as trading securities with unrealized gains or losses recognized through other income. The Company values its securities held in the Trust Account based on quoted prices in active markets (see Note 9 for more information).
Warrant Liabilities
The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own ordinary shares and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.
For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the unaudited condensed consolidated statements of operations.
Class A Ordinary Shares Subject to Possible Redemption
The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in ASC 480. Class A ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s Class A ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s condensed consolidated balance sheet.
Immediately upon the closing of the Initial Public Offering, the Company recognized the remeasurement from initial book value to redemption amount. The change in the carrying value of Class A ordinary shares subject to possible redemption resulted in charges against additional paid-in capital and accumulated deficit.
At September 30, 2023 and December 31, 2022, the Class A ordinary shares subject to possible redemption reflected in the condensed consolidated balance sheets are reconciled in the following table:
	Shares	Amounts
Class A ordinary shares subject to possible redemption – December 31, 2021	40,000,000	$400,000,000
Less:
Payments to Class A ordinary shareholders for redemption of shares	(38,808,563)	(390,414,144)
Due to shareholders	—	(3,262,655)
Plus:
Remeasurement of carrying value to redemption value	—	5,903,651
Class A ordinary shares subject to possible redemption – December 31, 2022	1,191,437	12,226,852
Less:
Payments to Class A ordinary shareholders for redemption of shares	(771,499)	(11,347,734)
Plus:
Due to shareholders paid in 2023	—	3,262,655
Remeasurement of carrying value to redemption value	—	352,129
Class A ordinary shares subject to possible redemption – September 30, 2023	419,938	$4,493,902
In December of 2022, in connection with the distribution of funds in the Trust Amount to the Company’s shareholders made in connection with the Extraordinary General Meeting (as defined above), funds were deposited from the Trust Account into an operating bank account and held in cash. As of December 31, 2022, $3,262,655 of the December 2022 redemption was not paid out to the shareholders and was classified as Due to shareholders on the condensed consolidated balance sheet. In January 2023, upon completion of the distribution of funds in the amount of $3,262,655 to shareholders made in connection with the Extraordinary General Meeting, the Company re-deposited the remaining funds into the Trust Account.
As part of the Extension Meeting, shareholders elected to redeem an additional 771,499 Class A ordinary shares, resulting in redemption payments out of the Trust Account totaling $8,085,078, or approximately $10.48 per share. $370,088 was paid out to redeeming Class A ordinary shares as their proportionate share of trust earnings through the redemption date and is the difference between the redemption amount per share and the original $10.00 per share times the number of shares redeemed.
During the nine months ended September 30, 2023, the Company remeasured the Class A ordinary shares subject to possible redemption to increase the carrying amount by $352,129 to reflect current earnings of the Trust Account.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage of $250,000. At September 30, 2023, the Company has not experienced losses on these accounts.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.
This may make comparison of the Company’s condensed consolidated financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Fair value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying condensed consolidated balance sheet, primarily due to their short-term nature.
Income Taxes
The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes” (“ASC 740”). Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the condensed consolidated financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of September 30, 2023 and December 31, 2022. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties for the three and nine months ended September 30, 2023 and 2022. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman Islands income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s condensed consolidated financial statements. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Net Income (Loss) Per Ordinary Share (Restated)
Net income (loss) per share is computed by dividing net income (loss) by the weighted-average number of ordinary shares outstanding during the period. The Company has not considered the effect of the warrants sold in the Initial Public Offering and Private Placement to purchase an aggregate of 20,933,333 of the Company’s Class A ordinary shares in the calculation of diluted income (loss) per share for all periods presented, since the exercise of the warrants are contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive under the treasury stock method. As a result, diluted net income (loss) per share is the same as basic net income (loss) per share for the three and nine months ended September 30, 2023 and 2022.
The following table reflects the calculation of basic and diluted net income (loss) per share (in dollars, except share amounts):
	For the Three Months Ended September 30, 2023		For the Nine Months Ended September 30, 2023		For the Three Months Ended September 30, 2022		For the Nine Months Ended September 30, 2022
	Class A Redeemable	Class A and Nonredeemable and Class B	Class A Redeemable	Class A Nonredeemable and Class B	Class A	Class B	Class A	Class B
Basic and diluted net income (loss) per ordinary share:
Numerator:
Allocation of net income (loss) (Restated)	$27,467	$654,082	$(257,580)	$(2,851,904)	$1,776,202	$444,051	$12,294,785	$3,073,696
Denominator:
Basic and diluted weighted average ordinary shares outstanding	419,938	10,000,000	903,185	10,000,000	40,000,000	10,000,000	40,000,000	10,000,000
Basic and diluted net income (loss) per ordinary share (Restated)	$0.07	$0.07	$(0.29)	$(0.29)	$0.04	$0.04	$0.31	$0.31
Recent Accounting Pronouncements
In June 2016, FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). ASU 2016-13 changes the way entities measure credit losses for most financial assets and certain other instruments that are not measured at fair value through net income. For emerging growth companies, the new guidance is effective for annual periods beginning after January 1, 2023. The Company adopted ASU 2016-13 as of January 1, 2023, with no impact to its condensed consolidated financial statements because the Company does not have financial assets within the scope of ASU 2016-13.
The Company’s management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s condensed consolidated financial statements.
Risks and Uncertainties
Management is currently evaluating the impact of the COVID-19 pandemic on its condensed consolidated financial statements and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, and/or search for a target company, the specific impact is not readily determinable as of the date of the condensed consolidated financial statements. The unaudited interim condensed consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.
In February 2022, the Russian Federation and Belarus commenced a military action with the country of Ukraine. As a result of this action, various nations, including the United States, have instituted economic sanctions against the Russian Federation and Belarus. The full extent of short and long-term implications of Russia’s invasion of Ukraine and the related sanctions are difficult to predict as of the date of these unaudited interim condensed consolidated financial statements, but may have an adverse effect on the global economic markets generally and could exacerbate the existing challenges faced by the Company. Since the commencement of the military invasion of Ukraine, there has been an increase in the price of various commodities and shortages of certain materials and components, which may have further negative effects on the world economy, potential Business Combination targets and our Company.
Note 4 — Initial Public Offering
Pursuant to the Initial Public Offering, the Company sold 40,000,000 Units at a price of $10.00 per Unit, which includes the partial exercise by the underwriter of the overallotment option to purchase an additional 5,000,000 Units. Each Unit consists of one Class A ordinary share and one-third of one redeemable warrant (each, a “Public Warrant”), each whole Public Warrant entitling the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 7).
Note 5 — Related Party Transactions
Founder Shares
On October 28, 2020, the Sponsor paid $25,000, or approximately $0.003 per share, to cover certain offering costs in consideration for 8,625,000 Class B ordinary shares, par value $0.0001 per share (the “Founder Shares”). In November 2020, the Sponsor transferred 50,000 Class B ordinary shares to each of the Company’s independent directors. On December 16, 2020, the Company effected a share capitalization, resulting in 10,062,500
Founder Shares issued and outstanding as of such date. The Founder Shares will automatically convert into Class A ordinary shares on the first business day following the completion of a Business Combination, or earlier at the option of the holder, on a one-for-one basis, subject to certain adjustments, as described in Note 8. As a result of the underwriters’ election to partially exercise their over-allotment option, 62,500 Founder Shares were forfeited for no consideration on December 23, 2020, resulting in 10,000,000 Class B ordinary shares outstanding. The per share price of the Founder Shares was determined by dividing the amount contributed to the Company by the number of Founder Shares issued. The Founder Shares will be worthless if we do not complete an initial Business Combination (see Note 1).
The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares or Class A ordinary shares received upon conversion thereof until the earlier of: (A) one year after the completion of a Business Combination and (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.
The Company’s Founder Shares are subject to transfer restrictions pursuant to lock-up provisions in a letter agreement with the Company entered into by the initial stockholders, and officers and directors. The Sponsor has the right to transfer its ownership in the Founder Shares at any time, and to any transferee, to the extent that the Sponsor determines, in good faith, that such transfer is necessary to ensure that it and/or any of its parents, subsidiaries or affiliates are in compliance with the Investment Company Act of 1940. Any permitted transferees will be subject to the same restrictions and other agreements of the initial stockholders with respect to any Founder Shares. Prior to the closing of the Initial Public Offering, the Sponsor transferred 150,000 Founder Shares to our three independent directors in recognition of and as compensation for their future services to the Company. The transfer of Founder Shares to these directors is within the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. Compensation expense related to the Founder Shares is recognized only when the performance-based vesting condition (i.e. the consummation of the business acquisition) is probable of achievement under the applicable accounting literature. Stock-based compensation would be recognized at the consummation of the business combination, in an amount equal to the number of Founder Shares times the grant date fair value per share (unless subsequently modified) less the amount initially received for the transfer of the Founder Shares. As of September 30, 2023, the Company has entered into a definitive agreement in connection with a potential Business Combination, but the Business Combination has not yet closed and as such, the lock-up provisions have not been remediated and are not probable to be remediated. Any definitive agreements in connection with a Business Combination may also be subject to certain conditions to closing, such as approval by the Company’s shareholders. As a result, the Company determined that, taking into account that there is a possibility that the Business Combination may not close, no stock-based compensation expense should be recognized through September 30, 2023.
Private Placement Warrants
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 7,600,000 Private Placement Warrants at a price of $1.50 per Private Placement Warrant for an aggregate purchase price of $11,400,000. Each warrant is exercisable to purchase one Class A ordinary share at $11.50 per share. If the Company does not complete a Business Combination within the Combination Period, the Private Placement Warrants will expire worthless.
The Sponsor and the Company’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the initial Business Combination.
Working Capital Loans
In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors, may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into private placement warrants at a price of $1.50 per warrant. As of the date of this filing, September 30, 2023 and December 31, 2022, the Company had no borrowings under any Working Capital Loans.
Administrative Services Agreement
Pursuant to an administrative services agreement (the “Administrative Services Agreement”) entered into on December 17, 2020, the Company agreed to pay the Sponsor a total of $40,000 per month for office space, utilities, secretarial and administrative support services provided to members of the Company’s management team until the earlier of (A) the Company’s completion of the initial Business Combination or December 21, 2022 and (B) on December 21, 2022, an amount equal to $960,000 less the actual amount paid under the Administrative Services Agreement. For the three and nine months ended September 30, 2023, the Company incurred $0 in fees for these services. For the three and nine months ended September 30, 2022, the Company incurred $120,000 and $360,000 in fees for these services, respectively, which is included in operating and formation costs on the unaudited condensed consolidated statements of operations. As of September 30, 2023 and December 31, 2022, there were $280,000 and $320,000 in fees outstanding for these services, respectively, that are included in due to related party on the condensed consolidated balance sheets. Notwithstanding the foregoing, on November 18, 2021, the Sponsor permanently waived its right to receive any of the Company’s outstanding, and all of the Company’s remaining, payment obligations under the Administrative Services Agreement.
Operating and Formation Costs
As of September 30, 2023 and December 31, 2022, the Sponsor and affiliates of the Sponsor also paid operating and formation costs of $1,342,682 and $202,500, respectively, on behalf of the Company which are due on demand. These amounts are included in due to related party on the condensed consolidated balance sheets as of September 30, 2023 and December 31, 2022. The Sponsor is not under any obligation to make additional expenditures on the Company’s behalf.
Note 6 — Commitments and Contingencies
Registration Rights
The holders of Founder Shares, Private Placement Warrants, and securities that may be issued upon conversion of Working Capital Loans, if any, are entitled to registration rights pursuant to a registration rights agreement entered in connection with the Initial Public Offering. These holders are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, these holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
As further described in Note 1 and as such terms used herein are defined therein, the Business Combination Agreement contemplates that, at or prior to the Closing, the Company, the Sponsor and certain Noventiq shareholders will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Sponsor and such Noventiq shareholders will be granted certain registration rights with respect to their respective Ordinary Shares, in each case, subject to the terms and conditions set forth in the Registration Rights Agreement.
Underwriting Agreement (Restated)
After the Initial Public Offering, the underwriters were entitled to a deferred fee of $0.35 per Unit, or $14,000,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement. Effective December 20, 2022, in accordance with a fee reduction agreement, the underwriter agreed to irrevocably forfeit $10,000,000 of the aggregate $14,000,000 deferred fee that would otherwise be payable to it in cash pursuant the underwriting agreement, resulting in a reduced deferred fee of $4,000,000, which shall be payable to the underwriter upon consummation of a Business Combination, as originally set forth in the underwriting agreement. The Company accounted for this forfeiture during the fourth calendar quarter of the year ended December 31, 2022.
On June 23, 2023, the Company and the underwriter agreed to terminate the December 20, 2022 fee reduction agreement solely upon execution of a side letter in accordance with the duly executed Mutual Termination of Initial Fee Reduction Agreement. On June 23, 2023, in accordance with the duly executed Side Letter to Underwriting Agreement, the Company and the underwriter agreed to the following:
1.
Cantor will irrevocably forfeit $7,000,000 (instead of $10,000,000) of the aggregate $14,000,000 Original Fee that would otherwise be payable to it in cash pursuant to the Underwriting Agreement, resulting in a reduced fee of $7,000,000 (the “Fee”), which shall be payable in cash by the Company to Cantor upon consummation of a Business Combination, as originally set forth in the Underwriting Agreement.

2.
In addition, upon the consummation of the Business Combination, the Company shall pay to the Underwriter a non-refundable cash fee equal to 3.0% of:

•
(x) the aggregate maximum gross proceeds received or receivable in connection with any Equity Financing, including, without limitation, aggregate amounts committed by investors to purchase securities, whether or not all securities are issued upon consummation of the Business Combination, plus

•
(y) the gross proceeds received by the Company upon exercise of any warrants or other securities issued in connection with such Financing that are convertible into common stock of the Company;

•
the aggregate maximum principal amount of debt committed or available to be committed or available in connection with the Debt Financing (including, without limitation, in the case of an offering of debt securities, the aggregate maximum principal amount of securities committed to be purchased by investors), whether or not drawn down (or, in the case of an offering of debt securities, whether or not purchased) upon consummation of the business Combination; and
•
any proceeds received from the Trust Account in connection with the Business Combination.

The fees noted in items 1 and 2 above are contingent upon a successful completion of a Business Combination. There is no assurance that a Business Combination will be consummated by the Extended Date (or any such later date of termination approved in accordance with the Amended and Restated Memorandum and Articles of Association). In accordance with the guidance in ASC Topic 450, Contingencies, the Company is required to record its best estimate of the loss if the amount of loss can be reasonably estimated. The fee amount noted in item 2 cannot be reasonably estimated or determinable at this time and as a result, is not recorded in the consolidated condensed unaudited financial statements.
Note 7 — Warrant Liabilities
The Public Warrants will become exercisable at $11.50 per share on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of the initial Business Combination, the Company will use commercially reasonable efforts to file with the SEC a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants and, following the effective date of the registration statement, the Company will use commercially reasonable efforts to maintain a current prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th business day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, it will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, it will use commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. The warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.
The exercise price and number of shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend or recapitalization, reorganization, merger or consolidation. In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital-raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the board of directors and, in the case of any such issuance to the initial shareholders or their affiliates, without taking into account any Founder Shares held by the initial shareholders or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, plus interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume-weighted average trading price of the Class A ordinary shares during the 10-trading day period starting on the trading day prior to the day on which the Company consummates the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the

$18.00 per share redemption trigger price described below will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price, and the $10.00 per share redemption trigger price described below will be adjusted (to the nearest cent) to be equal to the higher of the Market Value and the Newly Issued Price.
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the ordinary shares issuable upon exercise of the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A ordinary shares issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the initial Business Combination, (iii) may be exercised by the holders on a cashless basis and (iv) are entitled to registration rights. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants are redeemable by the Company and exercisable by the holders on the same basis as the Public Warrants.
Once the warrants become exercisable, the Company may call the Public Warrants for redemption (except with respect to the Private Placement Warrants if they are held by the Sponsor or its permitted transferees):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon a minimum of 30 days’ prior written notice of redemption; and

•
if, and only if, the last reported sale price (the “closing price”) of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

In addition, once the warrants become exercisable, the Company may call the warrants for redemption:
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of Class A ordinary shares to be determined by reference to an agreed table based on the redemption date and the “fair market value” of the Class A ordinary shares;

•
if, and only if, the closing price of the Class A ordinary shares equals or exceeds $10.00 per share (as adjusted) for any 20 trading days within the 30-trading day period ending three trading days before the Company sends the notice of redemption to the warrant holders; and

•
if the closing price of the Class A ordinary shares for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders is less than $18.00 per share (as adjusted), the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding Public Warrants, as described above.

The “fair market value” of the Class A ordinary shares for the above purpose shall mean the volume-weighted average price of the Class A ordinary shares during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants. In no event are the warrants to be exercisable in connection with this redemption feature for more than 0.361 Class A ordinary shares per warrant (subject to adjustment).
If the Company calls the Public Warrants for redemption, management has the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. Additionally, in no event is the Company be required to net cash settle any Warrants. If the Company is unable to complete the initial Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.

Following the Closing, the Company’s public warrants, issued under a Warrant Agreement, dated December 16, 2020, by and between the Company and Continental Stock Transfer & Trust Company, will remain outstanding and are expected to continue trading on Nasdaq.
Note 8 — Shareholders’ Deficit
Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At September 30, 2023 and December 31, 2022, there were no preference shares issued or outstanding.
Class A Ordinary Shares — The Company is authorized to issue 300,000,000 Class A ordinary shares with a par value of $0.0001 per share. At December 31, 2022, there were 1,191,437 Class A ordinary shares issued or outstanding, all of which are considered temporary equity. On June 20, 2023, in connection with the Extension Meeting, shareholders elected to redeem 771,499 additional Class A ordinary shares, resulting in redemption payments out of the Trust Account totaling $8,085,078, or approximately $10.48 per share which includes $370,088 of earnings in the Trust Account not previously withdrawn. Subsequent to the redemptions, 419,938 Class A ordinary shares remained issued and outstanding. On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, the Sponsor elected to convert 9,825,000 shares of the Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. Following such conversion, the Sponsor holds 9,825,000 shares of Class A ordinary shares and at September 30, 2023, the Company has an aggregate of 10,244,938 shares of Class A ordinary shares (419,938 of which are subject to possible redemption) issued and outstanding. The Sponsor’s 9,825,000 Class A ordinary shares received in connection with the conversion are not redeemable.
Class B Ordinary Shares — The Company is authorized to issue 30,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders are entitled to one vote for each Class B ordinary share. At December 31, 2022, there were 10,000,000 Class B ordinary shares issued and outstanding. On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, the Sponsor elected to convert 9,825,000 shares of the Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. Following such conversion and at September 30, 2023, the Company has an aggregate of 175,000 shares of Class B ordinary shares issued and outstanding.
Holders of the Class A ordinary shares and holders of the Class B ordinary shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders, except as required by law or stock exchange rule; provided that only holders of the Class B ordinary shares have the right to vote on the appointment of the Company’s directors prior to the initial Business Combination. The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of the initial Business Combination on a one-for-one basis (as adjusted). In the case that additional Class A ordinary shares or equity-linked securities are issued or deemed issued in connection with the initial Business Combination, the number of Class A ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, 20% of the sum of the total number of Class A ordinary shares and Class B ordinary shares issued upon completion of the Initial Public Offering plus the total number of Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in the initial Business Combination and any Private Placement Warrants issued to the Sponsor, officers or directors upon conversion of Working Capital Loans; provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.
Note 9 — Fair Value Measurements
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
• Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

• Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

• Level 3:
Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at September 30, 2023 and December 31, 2022 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value.
Description	Level	September 30, 2023	December 31, 2022
Assets:
Marketable securities held in Trust Account	1	$4,493,902	$—
At September 30, 2023 and December 31, 2022, $0 and $15,489,507, respectively, of the balance held in the Trust Account was held in cash.
The following table presents information about the Company’s liabilities that are measured at fair value on a recurring basis at September 30, 2023 and December 31, 2022 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value.
Description	Level	September 30, 2023	Level	December 31, 2022
Liabilities:
Warrant liability – Public Warrants	1	$1,066,666	1	$400,000
Warrant liability – Private Placement Warrants	3	$608,000	3	$228,000
Total warrant liabilities		$1,674,666		$628,000
The Warrants are accounted for as liabilities in accordance with ASC 815-40 and are presented within the warrant liabilities on the condensed consolidated balance sheets. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of the warrant liabilities in the condensed consolidated statements of operations.
Initial Measurement and Subsequent Measurement
The Company established the initial fair value for the Public Warrants on December 21, 2020, the date of the consummation of the Company’s Initial Public Offering, using a Monte Carlo simulation model. The Company allocated the proceeds received from (i) the sale of Units (which is inclusive of one Class A ordinary share and one-third of one Public Warrant), (ii) the sale of Private Placement Warrants, and (iii) the issuance of shares of Class B ordinary shares, based on their fair values as determined at initial measurement, Class A ordinary shares and Class B ordinary shares based on their relative fair values at the initial measurement date. The Warrants were classified as Level 3 at the initial measurement date due to the use of unobservable inputs.
The Warrants are measured at fair value on a recurring basis. The subsequent measurement of the Public Warrants as of September 30, 2023 and December 31, 2022 is classified as Level 1 due to quoted prices in an active market since February 8, 2021. The Private Placement Warrants as of September 30, 2023 and December 31, 2022 are classified as Level 3 due to the use of unobservable inputs.
The Monte Carlo model’s primary unobservable input utilized in determining the fair value of the Private Warrants is the expected volatility of the ordinary shares. The expected volatility as of the Initial Public Offering date was derived from observable public warrant pricing on comparable ‘blank-check’ companies without an identified target. The expected volatility as of subsequent valuation dates was implied from the Company’s own public warrant pricing since February 8, 2021. For periods subsequent to the detachment of the warrants from the Units, the close price of the public warrant price was used as the fair value as of each relevant date.
The key inputs into the Monte Carlo simulation model for the Private Placement warrants at September 30, 2023 and December 31, 2022 were as follows:
	September 30, 2023	December 31, 2022
Input
Risk-free interest rate	4.50%	3.99%
Expected term (years)	5.48	5.0
Expected volatility	5.4%	0.8%
Exercise price	$11.50	$11.50
Fair value of the ordinary share price	$10.96	$9.89
Redemption threshold price	$18.00	$18.00
Redemption threshold days	20 days within any 30-day period	20 days within any 30-day period
Redemption price	$0.01	$0.01
As of September 30, 2023, the Public Warrants and Private Placement Warrants were determined to be $0.08 and $0.08 per warrant for aggregate values of approximately $1.1 million and $0.6 million, respectively. As of December 31, 2022, the Public Warrants and Private Placement Warrants were determined to be $0.03 and $0.03, respectively, per warrant for aggregate values of approximately $0.4 million and $0.2 million, respectively.
The following table presents the changes in the fair value of warrant liabilities:
	Private Placement	Public	Warrant Liabilities
Fair value as of December 31, 2022	$228,000	$400,000	$628,000
Change in valuation inputs or other assumptions	760,000	1,333,333	2,093,333
Fair value as of June 30, 2023	988,000	1,733,333	2,721,333
Change in valuation inputs or other assumptions	(380,000)	(666,667)	(1,046,667)
Fair value as of September 30, 2023	$608,000	$1,066,666	$1,674,666
Fair value as of December 31, 2021	$5,320,000	$9,200,000	$14,520,000
Change in valuation inputs or other assumptions	(4,935,440)	(8,525,333)	(13,460,773)
Fair value as of June 30, 2022	384,560	674,667	1,059,227
Change in valuation inputs or other assumptions	(232,560)	(408,000)	(640,560)
Fair value as of September 30, 2022	$152,000	$266,667	$418,667
Level 3 financial liabilities consist of the Private Placement Warrant liability for which there is no current market for these securities such that the determination of fair value requires significant judgment or estimation. Changes in fair value measurements categorized within Level 3 of the fair value hierarchy are analyzed each period based on changes in estimates or assumptions and recorded as appropriate. There were no transfers in or out of level 3 for the three and nine months ended September 30, 2023 and 2022.

Note 10 — Subsequent Events
The Company evaluated subsequent events and transactions that occurred up to the date condensed consolidated financial statements were originally issued on November 13, 2023. Based upon this review, the Company did not identify any other subsequent events, not previously disclosed, that would have required adjustment or disclosure in the condensed consolidated financial statements, except as described below.
On October 4, 2023, the Company transferred its ordinary share of the Merger Sub to New Noventiq. As a result, the Company will no longer have an ownership interest in the Merger Sub. Starting with the fourth quarter of 2023, the Company’s financial statements will no longer be presented on a consolidated basis.
Note 11 — Additional Subsequent Events - Subsequent to the Filing of Form 10-Q/A on January 2, 2024
At an extraordinary meeting of CGAC held on February 29, 2024, among other things, the holders of 83,349 CGAC Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.94 per share. In March 2024, the Company made redemption payments of $911,508 out of the Trust Account that were due to the redeeming shareholders who elected to redeem their shares as part of the extraordinary general meeting. As such, approximately 99.16% of the CGAC Class A ordinary shares originally issued have been redeemed and approximately 0.84% of the CGAC Class A ordinary shares remained outstanding.

CORNER GROWTH ACQUISITION CORP.
INDEX TO FINANCIAL STATEMENTS
Audited Financial Statements for Corner Growth Acquisition Corp.:

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors of
Corner Growth Acquisition Corp.
Opinion on the Financial Statements
We have audited the accompanying balance sheets of Corner Growth Acquisition Corp. (the “Company”) as of December 31, 2023 and 2022, the related statements of operations, changes in shareholders’ deficit and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
Explanatory Paragraph — Going Concern
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 1 to the financial statements, the Company is a Special Purpose Acquisition Corporation that was formed for the purpose of completing a business combination with one or more businesses or entities on or before June 30, 2024. The Company entered into a business combination agreement with a business combination target on May 4, 2023; however, the completion of this transaction is subject to the approval of the Company’s stockholders among other conditions. There is no assurance that the Company will obtain the necessary approvals, satisfy the required closing conditions, raise the additional capital it needs to fund its operations, and complete the transaction prior to June 30, 2024, if at all. The Company also has no approved plan in place to extend the business combination deadline and fund operations for any period of time after June 30, 2024, in the event that it is unable to complete a business combination by that date. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with regard to these matters are also described in Note 1. The financial statements do not include any adjustments that may be necessary should the Company be unable to continue as a going concern.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Marcum llp
Marcum llp
We have served as the Company’s auditor since 2020.
New York, NY
April 1, 2024

CORNER GROWTH ACQUISITION CORP.
BALANCE SHEETS
	As of December 31, 2023	As of December 31, 2022
ASSETS
Current assets
Cash	$21,631	$31,547
Prepaid expenses	77,969	268,736
Total current assets	99,600	300,283
Cash and marketable securities held in Trust Account	4,553,517	15,489,507
Total Assets	$4,653,117	$15,789,790
LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT
Current liabilities
Due to related party	$1,910,848	$522,500
Due to shareholders	—	3,262,655
Accrued expenses	2,473,365	932,555
Total current liabilities	4,384,213	4,717,710
Warrant liabilities	1,297,866	628,000
Deferred underwriting fee payable	7,000,000	4,000,000
Total Liabilities	12,682,079	9,345,710
COMMITMENTS AND CONTINGENCIES
Class A ordinary shares subject to possible redemption, 419,938 shares at redemption value as of December 31, 2023 and 1,191,437 shares at redemption value as of December 31, 2022	4,553,517	12,226,852
Shareholders’ Deficit
Preference Shares, $0.0001 par value, 1,000,000 shares authorized; none issued and outstanding	—	—
Class A ordinary Shares, $0.0001 par value, 300,000,000 shares authorized; 9,825,000 and 0 issued and outstanding (excluding 419,938 and 1,191,437 shares subject to possible redemption as of December 31, 2023 and December 31, 2022, respectively)	982	—
Class B ordinary Shares, $0.0001 par value, 30,000,000 shares authorized; 175,000 and 10,000,000 shares issued and outstanding as of December 31, 2023 and December 31, 2022, respectively	18	1,000
Additional paid-in capital	—	—
Accumulated deficit	(12,583,479)	(5,783,772)
Total Shareholders’ Deficit	$(12,582,479)	$(5,782,772)
TOTAL LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT	$4,653,117	$15,789,790
The accompanying notes are an integral part of these financial statements.

CORNER GROWTH ACQUISITION CORP.
STATEMENTS OF OPERATIONS
	For the year ended December 31, 2023	For the year ended December 31, 2022
Operating and formation costs	$3,129,841	$1,965,458
Loss from operations	(3,129,841)	(1,965,458)
Other income (loss)
Earnings and realized gain on marketable securities held in Trust Account	411,744	5,761,081
Transaction costs	(102,000)	—
Change in fair value of warrant liabilities	(669,866)	13,892,000
Net income (loss)	$(3,489,963)	$17,687,623
Basic and diluted weighted average shares outstanding of Class A redeemable ordinary shares	781,380	38,830,427
Basic and diluted net income (loss) per Class A redeemable ordinary share	$(0.32)	$0.36
Basic and diluted weighted average shares outstanding of Class A nonredeemable ordinary shares and Class B ordinary shares	10,000,000	10,000,000
Basic and diluted net income (loss) per Class A nonredeemable ordinary shares and Class B ordinary shares	$(0.32)	$0.36
The accompanying notes are an integral part of these financial statements.

CORNER GROWTH ACQUISITION CORP.
STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT
	Class A		Class B		Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Ordinary Shares		Ordinary Shares
	Shares	Amount	Shares	Amount
Balance, January 1, 2022	—	$—	10,000,000	$1,000	$—	$(27,567,744)	$(27,566,744)
Remeasurement of Class A ordinary shares subject to possible redemption	—	—	—	—	—	(5,903,651)	(5,903,651)
Forfeiture of deferred underwriting fee payable	—	—	—	—	—	10,000,000	10,000,000
Net income	—	—	—	—	—	17,687,623	17,687,623
Balance, December 31, 2022	—	$—	10,000,000	$1,000	$—	$(5,783,772)	$(5,782,772)
Remeasurement of Class A ordinary shares subject to possible redemption	—	—	—	—	—	(411,744)	(411,744)
Conversion of Class B ordinary shares to Class A nonredeemable ordinary shares	9,825,000	982	(9,825,000)	(982)	—	—	—
Accrual of deferred underwriting fee payable	—	—	—	—	—	(3,000,000)	(3,000,000)
Transaction cost allocation for change in deferred underwriting fee	—	—	—	—	—	102,000	102,000
Net loss	—	—	—	—	—	(3,489,963)	(3,489,963)
Balance, December 31, 2023	9,825,000	$982	175,000	$18	$—	$(12,583,479)	$(12,582,479)
The accompanying notes are an integral part of these financial statements.

CORNER GROWTH ACQUISITION CORP.
STATEMENTS OF CASH FLOWS
	For the year ended December 31, 2023		For the year ended December 31, 2022
Cash Flows from Operating Activities
Net income (loss)		$(3,489,963)	$17,687,623
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Earnings and realized gain on marketable securities held in Trust Account		(411,744)	(5,761,081)
Change in fair value of warrant liabilities		669,866	(13,892,000)
Transaction costs attributable to warrant liabilities		102,000	—
Changes in operating assets and liabilities:
Accrued expenses		1,540,810	811,525
Due to related party		1,388,348	522,500
Prepaid expenses		190,767	90,735
Net cash used in operating activities		(9,916)	(540,698)
Cash Flows from Investing Activities
Proceeds received from Trust Account		11,347,734	390,414,144
Net cash provided by investing activities		11,347,734	390,414,144
Cash Flows from Financing Activities
Payments to Class A ordinary shareholders for redemption of shares		(11,347,734)	(390,414,144)
Payment of offering costs		—	(74,313)
Net cash used in financing activities		(11,347,734)	(390,488,457)
Net change in cash		(9,916)	(615,011)
Cash at beginning of the year		31,547	646,558
Cash at end of the year		$21,631	$31,547
Non-cash investing and financing activities:
Forfeiture of deferred underwriting fee payable		$—	$10,000,000
Remeasurement of Class A ordinary shares subject to possible redemption		$411,744	$5,903,651
Accrual of deferred underwriting fee payable		$3,000,000	$—
Due to shareholders	$		$3,262,655
Conversion of Class B ordinary shares to Class A nonredeemable ordinary shares		$982	$—
The accompanying notes are an integral part of these financial statements.

CORNER GROWTH ACQUISITION CORP.
NOTES TO FINANCIAL STATEMENTS
Note 1 — Description of Organization and Business Operations
Corner Growth Acquisition Corp. (the “Company”), was incorporated as a Cayman Islands exempted company on October 20, 2020. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.
Although the Company is not limited to a particular industry or sector for purposes of consummating a Business Combination, the Company intends to focus on businesses in the technology industries primarily located in the United States. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
As of December 31, 2023, the Company had not commenced any operations. All activity for the year ended December 31, 2023 relates to the Company’s formation, its initial public offering described below (the “Initial Public Offering”) and, since its closing of the Initial Public Offering, the search for initial Business Combination candidates, and since the signing of the Business Combination Agreement described below, the completion of this proposed transaction. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Initial Public Offering. The Company has selected December 31 as its fiscal year end.
The registration statements for the Company’s Initial Public Offering was declared effective on December 16, 2020. On December 21, 2020, the Company consummated the Initial Public Offering of 40,000,000 units (the “Units” and, with respect to the shares of Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”) included in the Units sold, the “Public Shares”), which includes the partial exercise by the underwriters of the overallotment option to purchase an additional 5,000,000 Units, at $10.00 per Unit, generating gross proceeds of $400,000,000 which is described in Note 3.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 7,600,000 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant in a private placement to CGA Sponsor LLC (the “Sponsor”), generating gross proceeds of $11,400,000, which is described in Note 4.
Transaction costs amounted to $22,766,081 consisting of $8,000,000 of underwriting fees, $14,000,000 of deferred underwriting fees and $766,081 of other offering costs. Effective December 20, 2022, in accordance with a fee reduction agreement, the underwriter agreed to irrevocably forfeit $10,000,000 of the aggregate $14,000,000 deferred fee that would otherwise be payable to it in cash pursuant the underwriting agreement, resulting in a reduced deferred fee of $4,000,000, which shall be payable to the underwriter upon consummation of an initial business combination, as originally set forth in the underwriting agreement.
As more fully described in Note 5, on June 23, 2023, the Company and the underwriter agreed to terminate the December 20,2022 fee reduction agreement solely upon execution of a side letter. On June 23, 2023, in accordance with the duly executed side letter, the Company and the underwriter agreed that the underwriter will irrevocably forfeit $7,000,000 (instead of $10,000,000) of the aggregate $14,000,000 Original Fee that would otherwise be payable to it in cash pursuant to the Underwriting Agreement, resulting in a reduced fee of $7,000,000, which shall be payable in cash by the Company to the underwriter upon consummation of a business combination, as originally set forth in the underwriting agreement.
Following the closing of the Initial Public Offering on December 21, 2020, an amount of $400,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”) located in the United States and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company

Act of 1940, as amended (the “Investment Company Act”), as determined by the Company. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act on March 28, 2024 the Company instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.
The Company will provide holders (the “Public Shareholders”) of its Class A ordinary shares, par value $0.0001, sold in the Initial Public Offering (the “Public Shares”), with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.00 per Public Share). The per-share amount to be distributed to Public Shareholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 5). These Public Shares will be classified as temporary equity upon the completion of the Initial Public Offering in accordance with ASC 480. In such case, the Company will proceed with a Business Combination if the Company has the approval of an ordinary resolution. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transactions is required by law, or the Company decides to obtain shareholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each Public Shareholder may elect to redeem its Public Shares irrespective of whether it votes for or against the proposed transaction. If the Company seeks shareholder approval in connection with a Business Combination, the initial shareholders (as defined below) have agreed to vote their Founder Shares (as defined below in Note 4) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination. Subsequent to the consummation of the Initial Public Offering, the Company adopted an insider trading policy which requires insiders to (i) refrain from purchasing shares during certain blackout periods and when they are in possession of any material non-public information and (ii) clear all trades with the Company’s legal counsel prior to execution. In addition, the initial shareholders have agreed to waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of a Business Combination.
Notwithstanding the foregoing, the Amended and Restated Memorandum and Articles of Association provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined in Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Class A ordinary shares sold in the Initial Public Offering, without the prior consent of the Company.
Extraordinary General Meetings
On December 20, 2022, the Company held an extraordinary general meeting (the “December 2022 Extraordinary General Meeting”), which amended the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination from December 21, 2022 to June 21, 2023 (the “December 2022 Extension Amendment Proposal”). The shareholders approved the December 2022 Extension Amendment Proposal and on December 28, 2022 the Company filed the articles amendment with the Registrar of Companies of the Cayman Islands. The shareholders approved a proposal to amend the trust agreement to change the date on which Continental Stock Transfer & Trust Company must commence liquidation of the Trust Account from (A) the earlier of the Company’s completion of an initial business combination and December 21, 2022 to (B) the earlier of the

Company’s completion of an initial business combination and June 21, 2023. In connection with the December 2022 Extraordinary General Meeting, shareholders elected to redeem 38,808,563 Class A ordinary shares, resulting in redemption payments out of the trust account totaling $393,676,799, or approximately $10.14 per share which includes $5,591,169 of earnings in the trust account not previously withdrawn. In January 2023, the Company made redemption payments of $3,262,655 out of the trust account that were due to the redeeming shareholders who elected to redeem their shares as part of the December 2022 Extraordinary General Meeting. This amount was reflected as due to shareholders in the accompanying balance sheet as of December 31, 2022. Subsequent to the redemptions, 1,191,437 Class A ordinary shares remained issued and outstanding until the June 2023 Extraordinary General Meeting further described below.
On June 15, 2023, the Company held an extraordinary general meeting of shareholders, which was adjourned and reconvened on June 20, 2023 (the “June 2023 Extraordinary General Meeting”), to amend the Company’s amended and restated memorandum and articles of association to (i) extend the date by which the Company has to consummate a business combination from June 21, 2023 to March 20, 2024 or such earlier date as shall be determined by the Company’s board of directors in its sole discretion (such proposal, the “June 2023 Extension Amendment Proposal”), (ii) eliminate from the amended and restated memorandum and articles of association the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in the Initial Public Offering to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation Amendment Proposal”) and (iii) amend the Company’s amended and restated memorandum and articles of association to provide that Class B ordinary shares may be converted either at the time of the consummation of the Company’s initial business combination or at any earlier date at the option of the holders of Class B ordinary shares (the “Founder Conversion Amendment Proposal”). The shareholders of the Company approved the June 2023 Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal at the Extension Meeting and on June 21, 2023, the Company filed the articles amendment with the Registrar of Companies of the Cayman Islands.
In connection with the vote to approve the June 2023 Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal, shareholders elected to redeem 771,499 Class A ordinary shares, resulting in redemption payments out of the trust account totaling $8,085,078, or approximately $10.48 per share which includes $370,088 of earnings in the trust account not previously withdrawn. Subsequent to the redemptions, 419,938 Class A ordinary shares remained issued and outstanding until the February 2024 Extraordinary General Meeting further described below.
On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, our sponsor, the holder of an aggregate of 9,825,001 shares of the Company’s Class B ordinary shares, par value $0.0001 per share, elected to convert 9,825,000 shares of the Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. Following such conversion, the Sponsor holds 9,825,000 shares of Class A ordinary shares and 1 share of Class B ordinary shares and the Company will have an aggregate of 10,244,938 shares of Class A ordinary shares issued and outstanding (419,938 of which are subject to possible redemption) and 175,000 shares of Class B ordinary shares issued and outstanding. In connection with the conversion, the sponsor has agreed to certain transfer restrictions, a waiver of redemption rights, a waiver of any right to receive funds from the trust account and the obligation to vote in favor of an initial business combination.
On February 29, 2024, the Company held an extraordinary general meeting of shareholders (the “February 2024 Extraordinary General Meeting”), to amend the Company’s amended and restated memorandum and articles of association to (i) extend the date by which the Company has to consummate a business combination from March 20, 2024 to June 30, 2024 (the “Extended Date”) or such earlier date as shall be determined by the Company’s board of directors in its sole discretion (such proposal, the “February 2024 Extension Amendment Proposal” and, together with the December 2022 Extension Amendment Proposal and the June 2023 Extension Amendment Proposal, the “Extension Proposals”). The shareholders of the Company approved the March 2024 Extension Amendment Proposal and the Company filed the articles amendment with the Registrar of Companies of the Cayman Islands.
In connection with the vote to approve the February 2024 Extension Amendment Proposal, shareholders elected to redeem 83,349 Class A ordinary shares, resulting in redemption payments out of the trust account totaling $911,508, or approximately $10.94 per share which includes $78,018 of earnings in the trust account not previously withdrawn. Subsequent to the redemptions, 10,161,589 Class A ordinary shares remained issued and outstanding.
Nasdaq Hearing
On December 18, 2023, the Company received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company’s securities (units, shares and warrants) would be subject to suspension and delisting from the Nasdaq Capital Market at the opening of business on December 27, 2023, due to the Company’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement.
The Company timely requested a hearing before the Nasdaq Hearings Panel to appeal the notice. Nasdaq granted the Company’s hearing request, which hearing request stayed the suspension of trading of the Company’s securities on The Nasdaq Capital Market until the hearing process concluded and the Nasdaq Hearings Panel issued a written decision. A hearing on the matter was held on March 14, 2024.
On March 15, 2024, the Nasdaq Hearings Panel issued written notice of its decision to grant the Company’s request for an exception to its listing deficiencies until June 17, 2024 in view of the Company’s substantial steps toward closing its previously announced initial business combination and its plan for achieving compliance with Nasdaq listing rules upon closing of the transaction for listing on The Nasdaq Capital Market.
Business Combination Agreement
On February 9, 2023, the Company issued a press release announcing that the Company has entered into a non-binding letter of intent with Softline Holding plc to proceed with a potential business combination that would result in the combined company being publicly-listed on the Nasdaq. The business combination is subject to the completion of definitive documentation. On May 4, 2023, the Company entered into a definitive business combination agreement with Noventiq Holdings PLC (formerly known as Softline Holding plc).
As disclosed in a Form 8-K filed with the SEC on May 4, 2023, the Company entered into a business combination agreement (the “Business Combination Agreement”) by and among the Company, Noventiq Holdings PLC, a company organized under the laws of the Cyprus (“Noventiq”), and Corner Growth SPAC Merger Sub, Inc., a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub”). The Business Combination Agreement provides, among other things, that on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into Noventiq, with Noventiq surviving as a wholly-owned subsidiary of the Company (the “Merger”). Upon the closing of the business combination (the “Closing”), it is anticipated that the Company will change its name to “Noventiq Holding Company” (“New Noventiq”) and certain securities of New Noventiq are expected to be listed on the Nasdaq Stock Market (“Nasdaq”). The date on which the Closing actually occurs is hereinafter referred to as the “Closing Date.” In accordance with the applicable provisions of the Cayman Companies Act (As Revised) and the Cyprus Companies Law, prior to the approval and adoption of the Business Combination Agreement and transactions contemplated thereby by the requisite vote of Noventiq’s shareholders, Noventiq will re-domicile from Cyprus to the Cayman Islands.
On December 29, 2023, the original parties to the Business Combination Agreement entered into Amended and Restated Business Combination Agreement (the “A&R BCA”) by and among Noventiq, as redomesticated as a Cayman Islands exempted company, New Noventiq, a Cayman Islands exempted company, Noventiq Merger 1 Limited, a Cayman Islands exempted company and wholly owned subsidiary of New Noventiq (“Merger Sub 1”), and Merger Sub. The A&R BCA provides, among other things, that (i) the Company will merge with and into Merger Sub 1 (the “CGAC Merger”), with Merger Sub 1 surviving the CGAC Merger as a wholly owned subsidiary of New Noventiq and (ii) Merger Sub will merge with and into Noventiq (the “Noventiq Merger,” and together with the CGAC Merger, the “Mergers”), with Noventiq surviving the Noventiq Merger as a wholly owned subsidiary of New Noventiq (the transactions contemplated by the foregoing clauses (i) and (ii), the “Business Combination,” and together with the other transactions contemplated by the A&R BCA, the “Transactions”).

In addition to the foregoing changes in the structure of the Business Combination, pursuant to the A&R BCA, among other things, (i) the Company and Noventiq agreed to a pre-money equity value of Noventiq of $315 million, (ii) the number of Alignment Shares (as defined in the A&R BCA) was reduced to 1,500,000, (iii) (the number of Sponsor Earnout Shares (as defined in the A&R BCA) was reduced to 2,000,000, (iv) the number of Noventiq Earnout Shares (as defined in the BCA) was increased to 15,000,000 and (v) 3,800,00 private warrants held by the Sponsor will be forfeited upon consummation of the Business Combination. Further, the A&R BCA extends the outside date for the closing of the Business Combination from May 4, 2024 to June 30, 2024.
As a result of the consummation of the Transactions, Noventiq will become a wholly owned subsidiary of New Noventiq. Subject to the terms of the A&R BCA, and customary adjustments set forth therein, the aggregate consideration to be paid in the Transactions to the shareholders of Noventiq and the Company will consist of ordinary shares of New Noventiq, as set forth in the A&R BCA. Upon consummation of the Business Combination, New Noventiq is expected to become publicly traded and listed on Nasdaq.
The Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Proposed Business Combination.”
The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of the Company and Noventiq.
The Proposed Business Combination is subject to certain customary closing conditions, such as the prior approval and adoption of the Business Combination Agreement and transactions contemplated thereby by the requisite vote of Noventiq’s shareholders and the effectiveness of the Registration Statement on Form F-6 registering the ADSs (as defined below). There is no assurance that the Proposed Business Combination will be consummated by the Extended Date (or any such later date of termination approved in accordance with the Amended and Restated Memorandum and Articles of Association) described below.
Consideration and Structure
At the effective time of the Merger (the “Effective Time”), each ordinary share of Noventiq outstanding immediately prior to the Effective Time (collectively, the “Noventiq Shares”) (other than shares held in treasury of Noventiq or owned by any subsidiary of Noventiq and held by shareholders of Noventiq who have perfected their dissenters’ rights in accordance with Section 238 of the Cayman Act) will be automatically cancelled, extinguished and converted into a number of the Company’s newly issued Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), equal to the “Exchange Ratio” determined by dividing (A) the Per Share Merger Consideration Value (as defined below) by (B) $10; and each outstanding vested and unvested option to purchase Noventiq Shares (“Noventiq Option”) will be assumed and converted into an option to purchase Ordinary Shares (each a “Rollover Option”). The number of Ordinary Shares (rounded down to the nearest whole number) that are subject to each Rollover Option shall be equal to the product of (i) the number of Noventiq Shares subject to the Noventiq Option and (ii) the Exchange Ratio, and the exercise price per share of the Rollover Option (rounded up to the nearest whole cent) shall be equal to the quotient obtained by dividing (A) the exercise price per share of the Noventiq Option by (B) the Exchange Ratio. For purposes of the Business Combination Agreement, Noventiq’s equity value is $877,000,000 plus the amount equal to aggregate exercise price of the Noventiq’s options (the “Equity Value”) and the “Per Share Merger Consideration Value” is an amount in dollars equal to the sum of the Equity Value, divided by the number of outstanding shares.
In addition to the foregoing consideration, Noventiq shareholders shall be entitled to receive, as additional consideration, one Class A Contingent Share Right (the “Class A CSRs”), one Class B Contingent Share Right (the “Class B CSRs”) and one Class C Contingent Share Right (the “Class C CSRs” and, together with the Class A CSRs and the Class B CSRs, the “CSRs”), in each case, for each Ordinary Share issuable to such Noventiq shareholder at the Effective Time pursuant to the Business Combination Agreement, which provide the holders of such CSRs the contingent right to receive additional newly issued Ordinary Shares (the “Earnout Shares”) upon the occurrence of certain events and subject to certain conditions, as specified under the Business Combination Agreement, during the period from and after the Closing until the fifth anniversary of the Closing (the “Earnout Period”). During the Earnout Period, if New Noventiq experiences a Change of Control (as defined in the Business Combination Agreement), then any Earnout

Shares not already earned and issued to the Noventiq shareholders shall be deemed earned and the balance of the Earnout Shares shall be issuable by New Noventiq to the Noventiq shareholders immediately prior to consummation of such Change of Control transaction subject to certain conditions and upon the terms of the Business Combination Agreement.
On May 4, 2023, the Sponsor held 9,825,001 Founder Shares. Of these, 2,500,000 Founder Shares are subject to forfeiture based on the sum of (i) the amount of gross proceeds raised prior to the Effective Time from additional financings, if any, by the Company and (ii) the cash balance of the Company’s Trust Account held for the benefit of its public shareholders, but the consummation of the Proposed Business Combination is not subject to a minimum amount of additional financing having been raised. At the Effective Time, the Founder Shares (net of any forfeited shares) will automatically convert into Ordinary Shares on a one-for-one basis, subject to adjustment, on the terms and conditions provided in the Amended and Restated Memorandum and Articles of Association.
An additional 5,000,000 Founder Shares, out of the 9,825,001 Founder Shares described above, will be held in escrow and only released, in three equal installments, upon the occurrence of the same milestone events as the Earnout Shares are issued.
As of the date of the amending and restating of the Business Combination Agreement, the Sponsor held 9,825,001 Founder Shares. Of these, 5,000,000 Founder Shares will be forfeited upon consummation of the Business Combination, and 1,500,000 Founder Shares are subject to forfeiture based on the gross proceeds raised from additional financings permitted by the Business Combination Agreement, if any, by the Company and the cash balance of the Company’s trust account held for the benefit of its public shareholders.
In connection with the Proposed Business Combination and pursuant to the Business Combination Agreement, the Company has agreed to establish a Level 2 ADS facility by entering into a Deposit Agreement with The Bank of New York Mellon (or an affiliate), as depositary, and filing with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form F-6 registering American Depositary Shares (the “ADSs”), each representing one Ordinary Share (the “ADS Facility”).
Following the Closing, each holder of Ordinary Shares will be able to deposit such holder’s shares into the ADS Facility and receive ADSs, which are expected to trade on Nasdaq under the symbol “NVIQ.” Following the Closing, the Company’s outstanding warrants, issued under a Warrant Agreement, dated December 16, 2020, by and between the Company and Continental Stock Transfer & Trust Company, will remain outstanding and are expected to continue trading on Nasdaq. In connection with the Closing, the ADSs, each representing one Ordinary Share, are expected to be listed on Nasdaq as of the Effective Time.
Concurrently with the execution of the Business Combination Agreement, the Sponsor entered into a support agreement with the Company and Noventiq (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby; (ii) not to solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with any third-party with respect to a CGAC Acquisition Proposal (as defined in the Sponsor Support Agreement); (iii) be bound by certain transfer restrictions with respect to its shares in the Company prior to the closing of the Proposed Business Combination; (iv) not to transfer any of the Restricted Securities (as defined in the Sponsor Support Agreement) from and after the Closing and until the earlier of (A) the six (6) month anniversary of the Closing Date and (B) the date following the Closing Date on which the Company completes a Liquidity Event (as defined in the Sponsor Support Agreement).
Concurrently with the execution of the Business Combination Agreement, the Company, Noventiq and certain shareholders of Noventiq (collectively, the “Noventiq Supporting Shareholders”) duly executed and delivered to the Company a support agreement (the “Voting and Support Agreement”), pursuant to which each Noventiq Supporting Shareholder agreed to, among other things, (i) the Business Combination and the adoption of the Business Combination Agreement any other matters necessary or reasonably requested by Noventiq for consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement, (ii) not to transfer any Noventiq Shares on or prior to the Closing (subject to the exceptions set forth therein), and (ii) to a lock-up of the Noventiq Shares from and after the Closing and until the earlier of (A) the six (6) month anniversary of the Closing Date and (B) the date following the Closing Date on which the Company completes a Liquidity Event (as defined in the Voting and Support Agreement).
The Business Combination Agreement contemplates that, at or prior to the Closing, the Company, the Sponsor Parties and certain Noventiq shareholders will enter into the Registration Rights Agreement, pursuant to which, among other things, the Sponsor and such Noventiq shareholders will be granted certain registration rights with respect to their respective Ordinary Shares of the Company, in each case, subject to the terms and conditions set forth in the Registration Rights Agreement.
The Company’s Sponsor, officers and directors (the “initial shareholders”) have agreed not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (A) that would modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its Public Shares if the Company does not complete a Business Combination by June 30, 2024 (the “Combination Period”) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their Class A ordinary shares in conjunction with any such amendment.
If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
The Sponsor, officers and directors have agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the initial shareholders or members of the Company’s management team acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 5) held in the Trust Account in the event the Company does not complete a Business Combination during the Combination Period and, in such event, such amount will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be only $10.00 per share initially held in the Trust Account.
In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company’s independent registered accounting firm), prospective target businesses or other entities with which the Company does business execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
Liquidity and Going Concern
As of December 31, 2023, the Company had $21,631 in its operating bank accounts, $4,553,517 in the Trust Account, to be used for a Business Combination or to repurchase or to redeem its ordinary shares in connection therewith and a working capital deficit of $4,284,613.
Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, and structuring, negotiating and consummating the Business Combination. Based on its current cash and working capital balances, management believes that the Company will not have sufficient working capital to meet its needs through the consummation of a Business Combination.
In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. The terms of such loans have not been determined and no written agreements exist with respect to such loans. However, as discussed in Note 4, as of December 31, 2023, the Company is indebted to the Sponsor and its affiliates for $1,910,848, which represents $1,630,848 of operating and formation costs paid by these related parties on the Company’s behalf, along with $280,000 of unpaid administrative fees. The Sponsor is not under any obligation to make additional expenditures on the Company’s behalf.
In connection with our assessment of going concern considerations in accordance with FASB ASC Subtopic 205-40, “Presentation of Financial Statements Going Concern” management has determined that the date for mandatory liquidation and dissolution raise substantial doubt about our ability to continue as a going concern for a reasonable period of time, which is considered one year from the issuance of these financial statements. The Company demonstrates adverse conditions that raise substantial doubt about the Company’s ability to continue as a going concern for one year following the issuance of these financial statements. These adverse conditions are negative financial trends, specifically a working capital deficiency and other adverse key financial ratios. No adjustments have been made to the carrying amounts or classification of assets or liabilities should the company be required to liquidate after June 30, 2024, our scheduled liquidation date if we do not complete the Business Combination prior to such date. There is no assurance that the Company will complete the Proposed Business Combination with Noventiq before June 30, 2024, or at all.
Note 2 — Summary of Significant Accounting Policies
Basis of Presentation
The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2023 and 2022.

Marketable Securities Held in Trust Account
At December 31, 2023 and 2022, substantially all of the assets held in the Trust Account were held in cash or in money market mutual funds in U.S. based trust accounts at JP Morgan Chase and Morgan Stanley with Continental Stock Transfer & Trust Company acting as trustee.
The Company accounts for its securities held in the Trust Account in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 320 “Investments-Debt Securities.” These securities are classified as trading securities with unrealized gains or losses recognized through other income. The Company values its securities held in the Trust Account based on quoted prices in active markets (see Note 8 for more information).
Warrants Liabilities
The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own ordinary shares and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.
For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations.
Class A Ordinary Shares Subject to Possible Redemption
The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in ASC 480. Class A ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s Class A ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.
Immediately upon the closing of the Initial Public Offering, the Company recognized the remeasurement from initial book value to redemption amount. The change in the carrying value of Class A ordinary shares subject to possible redemption resulted in charges against additional paid-in capital and accumulated deficit.

At December 31, 2023 and December 31, 2022, the Class A ordinary shares subject to possible redemption reflected in the balance sheets are reconciled in the following table:
	Shares	Amounts
Class A ordinary shares subject to possible redemption – December 31, 2021	40,000,000	$400,000,000
Less:
Payments to Class A ordinary shareholders for redemption of shares	(38,808,563)	(390,414,144)
Due to shareholders	—	(3,262,655)
Plus:
Remeasurement of carrying value to redemption value	—	5,903,651
Class A ordinary shares subject to possible redemption – December 31, 2022	1,191,437	12,226,852
Less:
Payments to Class A ordinary shareholders for redemption of shares	(771,499)	(11,347,734)
Plus:
Due to shareholders paid in 2023	—	3,262,655
Remeasurement of carrying value to redemption value	—	411,744
Class A ordinary shares subject to possible redemption – December 31, 2023	419,938	$4,553,517
In December of 2022, in connection with the distribution of funds in the Trust Amount to the Company’s shareholders made in connection with the Extraordinary General Meeting (as defined above), funds were deposited from the Trust Account into an operating bank account and held in cash. As of December 31, 2022, $3,262,655 of the December 2022 redemption was not paid out to the shareholders and was classified as Due to shareholders on the balance sheet. In January 2023, upon completion of the distribution of funds in the amount of $3,262,655 to shareholders made in connection with the Extraordinary General Meeting, the Company re-deposited the remaining funds into the Trust Account.
As part of the June 2023 Extension Amendment Proposal, shareholders elected to redeem an additional 771,499 Class A ordinary shares, resulting in redemption payments out of the Trust Account totaling $8,085,078, or approximately $10.48 per share. $370,088 was paid out to redeeming Class A ordinary shares as their proportionate share of trust earnings through the redemption date and is the difference between the redemption amount per share and the original $10.00 per share times the number of shares redeemed.
During the year ended December 31, 2023, the Company remeasured the Class A ordinary shares subject to possible redemption to increase the carrying amount by $411,744 to reflect current earnings of the Trust Account.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage of $250,000. At December 31, 2023, the Company has not experienced losses on these accounts.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.
This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.
Income Taxes
The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes” (“ASC 740”). Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of December 31, 2023 and 2022. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties for the years ended December 31, 2023 and 2022. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman Islands income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statements. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.
Net Income (Loss) Per Ordinary Share
Net income (loss) per share is computed by dividing net income (loss) by the weighted-average number of ordinary shares outstanding during the period. The Company has not considered the effect of the warrants sold in the Initial Public Offering and Private Placement to purchase an aggregate of 20,933,333 or the Company’s Class A ordinary shares in the calculation of diluted income (loss) per share, since the exercise of the warrants are contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive under the treasury stock method. As a result, diluted net income (loss) per share is the same as basic net income (loss) per share for years ended December 31, 2023 and 2022.
The following table reflects the calculation of basic and diluted net income (loss) per share (in dollars, except per share amounts):
	For the year ended December 31, 2023		For the year ended December 31, 2022
	Class A Redeemable	Class A Nonredeemable and Class B	Class A	Class B
Basic and diluted net income (loss) per ordinary share:
Numerator:
Allocation of net income (loss)	$(252,935)	$(3,237,028)	$14,065,369	$3,622,254
Denominator:
Basic and diluted weighted average ordinary shares outstanding	781,380	10,000,000	38,830,427	10,000,000
Basic and diluted net income (loss) per ordinary share	$(0.32)	$(0.32)	$0.36	$0.36
Recent Accounting Pronouncements
In June 2016, FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). ASU 2016-13 changes the way entities measure credit losses for most financial assets and certain other instruments that are not measured at fair value through net income. For emerging growth companies, the new guidance is effective for annual periods beginning after January 1, 2023. The Company adopted ASU 2016-13 as of January 1, 2023, with no impact to its condensed consolidated financial statements because the Company does not have financial assets within the scope of ASU 2016-13.
The Company’s management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.
Note 3 — Initial Public Offering
Pursuant to the Initial Public Offering, the Company sold 40,000,000 Units at a price of $10.00 per Unit, which includes the partial exercise by the underwriter of the overallotment option to purchase an additional 5,000,000 Units. Each Unit consists of one Class A ordinary share, par value $0.0001 per share, and one-third of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 8).
Note 4 — Related Party Transactions
Founder Shares
On October 28, 2020, our sponsor paid $25,000, or approximately $0.003 per share, to cover certain offering costs in consideration of 8,625,000 Class B ordinary shares, par value $0.0001. In November 2020, the sponsor transferred 50,000 Class B ordinary shares to each of the Company’s independent directors. On December 16, 2020, the Company effected a share capitalization of 1,437,500 Class B ordinary shares, resulting in an aggregate of 10,062,500 Class B ordinary shares outstanding. As a result of the underwriters’ election to partially exercise their over-allotment option, the sponsor forfeited 62,500 Class B ordinary shares for no consideration, resulting in an aggregate of 10,000,000 Class B ordinary shares outstanding as of December 31, 2022.

On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, our sponsor, the holder of an aggregate of 9,825,001 shares of the Company’s Class B ordinary shares, par value $0.0001 per share, elected to convert 9,825,000 shares of the Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. Following such conversion, the Sponsor holds 9,825,000 shares of Class A ordinary shares and 1 share of Class B ordinary shares and the Company will have an aggregate of 10,244,938 shares of Class A ordinary shares issued and outstanding (419,938 of which are subject to possible redemption) and 175,000 shares of Class B ordinary shares issued and outstanding. In connection with the conversion, the sponsor has agreed to certain transfer restrictions, a waiver of redemption rights, a waiver of any right to receive funds from the trust account and the obligation to vote in favor of an initial business combination. Prior to the initial investment in the company of $25,000 by the sponsor, the company had no assets, tangible or intangible. The per share price of the founder shares was determined by dividing the amount contributed to the company by the number of founder shares issued. The founder shares will be worthless if we do not complete an initial business combination.
The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares or Class A ordinary shares received upon conversion thereof until the earlier of: (A) one year after the completion of a Business Combination and (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.
The Company’s Founder Shares are subject to transfer restrictions pursuant to lock-up provisions in a letter agreement with the Company entered into by the initial stockholders, and officers and directors. The Sponsor has the right to transfer its ownership in the Founder Shares at any time, and to any transferee, to the extent that the sponsor determines, in good faith, that such transfer is necessary to ensure that it and/or any of its parents, subsidiaries or affiliates are in compliance with the Investment Company Act of 1940. Any permitted transferees will be subject to the same restrictions and other agreements of the initial stockholders with respect to any Founder Shares. Prior to the closing of the Initial Public Offering, the Sponsor transferred 150,000 Founder Shares to our three independent directors in recognition of and as compensation for their future services to the Company. The transfer of Founder Shares to these directors is within the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. Compensation expense related to the Founder Shares is recognized only when the performance-based vesting condition (i.e. the consummation of the business acquisition) is probable of achievement under the applicable accounting literature. Stock-based compensation would be recognized at the consummation of the business combination in an amount equal to the number of Founder Shares times the grant date fair value per share (unless subsequently modified) less the amount initially received for the transfer of the Founder Shares. As of December 31, 2023, the lock-up provisions have not been remediated and are not probable to be remediated. Any such agreements may be subject to certain conditions to closing, such as, for example, approval by the Company’s shareholders. As a result, the Company determined that, taking into account that there is a possibility that a Business Combination might not happen, no stock-based compensation expense should be recognized.
Private Placement Warrants
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 7,600,000 Private Placement Warrants at a price of $1.50 per Private Placement Warrant for an aggregate purchase price of $11,400,000. Each warrant is exercisable to purchase one Class A ordinary share at $11.50 per share. If the Company does not complete a Business Combination within the Combination Period, the Private Placement Warrants will expire worthless.
The Sponsor and the Company’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the initial Business Combination.

Working Capital Loans
In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors, may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into private placement warrants at a price of $1.50 per warrant. As of the date of this filing, December 31, 2023 and 2022, the Company had no borrowings under any Working Capital Loans.
Administrative Support Agreement
Pursuant to an administrative services agreement (the “Administrative Services Agreement”) entered into on December 17, 2020, the Company agreed to pay the Sponsor a total of $40,000 per month for office space, utilities, secretarial and administrative support services provided to members of the Company’s management team until the earlier of (A) the Company’s completion of the initial Business Combination or (B) on December 21, 2022 an amount equal to $960,000 less the actual amount paid under the Administrative Services Agreement. For the years ended December 31, 2023 and 2022, we incurred fees of $0 and $480,000, respectively, which is included in operating and formation costs on the statement of operations. As of December 31, 2023 and December 31, 2022, there were $280,000 and $320,000 in fees outstanding for these services. This is reflected in due to related party on the balance sheet. Notwithstanding the forgoing, on November 18, 2021, the sponsor permanently waived its right to receive any of the Company’s outstanding, and all of the Company’s remaining, payment obligations under the Administrative Services Agreement.
Operating and Formation Costs
As of December 31, 2023 and December 31, 2022, the Sponsor and affiliates of the Sponsor also paid operating and formation costs of $1,630,848 and $202,500, respectively, on behalf of the Company which are due on demand. These amounts are included in due to related party on the balance sheets as of December 31, 2023 and December 31, 2022. The Sponsor is not under any obligation to make additional expenditures on the Company’s behalf.
Note 5 — Commitments and Contingencies
Registration Rights
The holders of Founder Shares, Private Placement Warrants, and securities that may be issued upon conversion of Working Capital Loans, if any, are entitled to registration rights pursuant to a registration rights agreement entered in connection with the Initial Public Offering. These holders are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, these holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
As further described in Note 1 and as such terms used herein are defined therein, the Business Combination Agreement contemplates that, at or prior to the Closing, the Company, the Sponsor and certain Noventiq shareholders will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Sponsor and such Noventiq shareholders will be granted certain registration rights with respect to their respective Ordinary Shares, in each case, subject to the terms and conditions set forth in the Registration Rights Agreement.

Underwriting Agreement
After the Initial Public Offering, the underwriters were entitled to a deferred fee of $0.35 per Unit, or $14,000,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement. Effective December 20, 2022, in accordance with a fee reduction agreement, the underwriter agreed to irrevocably forfeit $10,000,000 of the aggregate $14,000,000 deferred fee that would otherwise be payable to it in cash pursuant the underwriting agreement, resulting in a reduced deferred fee of $4,000,000, which shall be payable to the underwriter upon consummation of a Business Combination, as originally set forth in the underwriting agreement. The Company accounted for this forfeiture during the fourth calendar quarter of the year ended December 31, 2022.
On June 23, 2023, the Company and the underwriter agreed to terminate the December 20, 2022 fee reduction agreement solely upon execution of a side letter in accordance with the duly executed Mutual Termination of Initial Fee Reduction Agreement. On June 23, 2023, in accordance with the duly executed Side Letter to Underwriting Agreement, the Company and the underwriter agreed to the following:
1.
Cantor will irrevocably forfeit $7,000,000 (instead of $10,000,000) of the aggregate $14,000,000 Original Fee that would otherwise be payable to it in cash pursuant to the Underwriting Agreement, resulting in a reduced fee of $7,000,000 (the “Fee”), which shall be payable in cash by the Company to Cantor upon consummation of a Business Combination, as originally set forth in the Underwriting Agreement.

2.
In addition, upon the consummation of the Business Combination, the Company shall pay to the Underwriter a non-refundable cash fee equal to 3.0% of:

•
(x) the aggregate maximum gross proceeds received or receivable in connection with any Equity Financing, including, without limitation, aggregate amounts committed by investors to purchase securities, whether or not all securities are issued upon consummation of the Business Combination, plus

•
(y) the gross proceeds received by the Company upon exercise of any warrants or other securities issued in connection with such Financing that are convertible into common stock of the Company;

•
the aggregate maximum principal amount of debt committed or available to be committed or available in connection with the Debt Financing (including, without limitation, in the case of an offering of debt securities, the aggregate maximum principal amount of securities committed to be purchased by investors), whether or not drawn down (or, in the case of an offering of debt securities, whether or not purchased) upon consummation of the business Combination; and

•
any proceeds received from the Trust Account in connection with the Business Combination.

The fees noted in items 1 and 2 above are contingent upon a successful completion of a Business Combination. There is no assurance that a Business Combination will be consummated by the Extended Date (or any such later date of termination approved in accordance with the Amended and Restated Memorandum and Articles of Association). In accordance with the guidance in ASC Topic 450, Contingencies, the Company is required to record its best estimate of the loss if the amount of loss can be reasonably estimated. The fee amount noted in item 2 cannot be reasonably estimated or determinable at this time and as a result, is not recorded in the financial statements.
Finder’s Fee Arrangement
In connection with the Proposed Business Combination, a portion of the founder shares will be distributed under an agreement with a third party dated as of April 28, 2023 that constitutes a finder’s fee arrangement (the “Finder’s Fee Arrangement”). The Finder’s Fee Arrangement provides for our sponsor to make a $2 million cash payment to the third party and provide an option to purchase an economic interest in 2,000,000 membership units of the sponsor contingent on the consummation of the Proposed Business Combination, which are accounted for under the guidance in ASC 718. Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date.

Compensation expense related to such shares is recognized only when the performance-based vesting condition (i.e. the consummation of the Proposed Business Combination) is probable of achievement under the applicable accounting literature. Stock-based compensation would be recognized at the consummation of the Proposed Business Combination, in an amount equal to the number of such shares times the grant date fair value per share (unless subsequently modified) less the amount initially received for the transfer of such shares. The Company will reflect the transactions in its financial statements when the Proposed Business Combination is consummated as the sponsor is a principal shareholder in the Company and the Company benefits from the Finder’s Fee Arrangement. If the Proposed Business Combination does not close for any reason, and a termination fee is actually paid by Noventiq to the Company, the Sponsor or their affiliates, then the third party will be entitled to receive a $2,000,000 cash payment. Not withstanding the foregoing, to the extent the termination fee is not sufficient to cover the $2,000,000 cash payment, then the Sponsor and the third party will share the balance in an amount to be reasonably agreed to at the time. The Finder’s Fee Arrangement included potential compensation payable to the third party.
On March 14, 2024, the Finder’s fee Arrangement was amended and restated which no longer provides the third party an option to purchase an economic interest in 2,000,000 membership units of the sponsor contingent on the consummation of the Proposed Business Combination. Instead, the parties have agreed that once the Sponsor has received ordinary shares from a successfully completed transaction and any earnouts or other contingent releases thereto, it shall distribute shares to the third party in accordance with the terms and conditions of the Sponsor operating agreement and the Amended and Restated Business Combination Agreement. In addition, the $2,000,000 cash payment to third party will be paid by Noventiq instead of the Sponsor and will be denominated as a Company transaction expense. In the event the Proposed Business Combination is not consummated and the Sponsor receives a termination fee, the third party shall receive $1,000,000 as complete satisfaction of the cash payment.
Note 6 — Warrant Liabilities
The Public Warrants will become exercisable at $11.50 per share on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of the initial Business Combination, the Company will use commercially reasonable efforts to file with the SEC a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants and, following the effective date of the registration statement, the Company will use commercially reasonable efforts to maintain a current prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th business day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, it will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, it will use commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
The warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.
The exercise price and number of shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend or recapitalization, reorganization, merger or consolidation. In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital-raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the board of directors and, in the case of any such issuance to the initial shareholders or their affiliates, without taking into account any Founder Shares held by the initial shareholders or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, plus interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume-weighted average trading price of the Class A ordinary shares during the 10-trading day period starting on the trading day prior to the day on which the Company consummates the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger price described below will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price, and the $10.00 per share redemption trigger price described below will be adjusted (to the nearest cent) to be equal to the higher of the Market Value and the Newly Issued Price.
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the ordinary shares issuable upon exercise of the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A ordinary shares issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the initial Business Combination, (iii) may be exercised by the holders on a cashless basis and (iv) are entitled to registration rights. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants are redeemable by the Company and exercisable by the holders on the same basis as the Public Warrants.
Once the warrants become exercisable, the Company may call the Public Warrants for redemption (except with respect to the Private Placement Warrants if they are held by the Sponsor or its permitted transferees):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon a minimum of 30 days’ prior written notice of redemption; and

•
if, and only if, the last reported sale price (the “closing price”) of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

In addition, once the warrants become exercisable, the Company may call the warrants for redemption:
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of Class A ordinary shares to be determined by reference to an agreed table based on the redemption date and the “fair market value” of the Class A ordinary shares;

•
if, and only if, the closing price of the Class A ordinary shares equals or exceeds $10.00 per share (as adjusted) for any 20 trading days within the 30-trading day period ending three trading days before the Company sends the notice of redemption to the warrant holders; and

•
if the closing price of the Class A ordinary shares for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders is less than $18.00 per share (as adjusted), the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding Public Warrants, as described above.

The “fair market value” of the Class A ordinary shares for the above purpose shall mean the volume-weighted average price of the Class A ordinary shares during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants. In no event are the warrants be exercisable in connection with this redemption feature for more than 0.361 Class A ordinary shares per warrant (subject to adjustment).
If the Company calls the Public Warrants for redemption, management has the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. Additionally, in no event is the Company be required to net cash settle any Warrants. If the Company is unable to complete the initial Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.
Following the Closing, the Company’s public warrants, issued under a Warrant Agreement, dated December 16, 2020, by and between the Company and Continental Stock Transfer & Trust Company, will remain outstanding and are expected to continue trading on Nasdaq.
Note 7 — Shareholders’ Deficit
Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of December 31, 2023 and 2022, there were no preference shares issued or outstanding.
Class A Ordinary Shares — The Company is authorized to issue 300,000,000 Class A ordinary shares with a par value of $0.0001 per share. At December 31, 2022, there were 1,191,437 Class A ordinary shares issued or outstanding all of which are considered temporary equity. On December 20, 2022, in connection with the extraordinary general meeting, certain shareholders exercised their right to redeem 38,808,563 Class A ordinary shares at a redemption price of approximately $10.14 per share, resulting in redemption payments out of the Trust Account totaling $393,676,799. The redemption payments included the proportionate share of Trust Account earnings in the amount of $5,591,169. Subsequent to the redemptions, 1,191,437 Class A ordinary shares remained issued and outstanding. On June 20, 2023, in connection with the Extension Meeting, shareholders elected to redeem 771,499 additional Class A ordinary shares, resulting in redemption payments out of the Trust Account totaling $8,085,078, or approximately $10.48 per share which includes $370,088 of earnings in the Trust Account not previously withdrawn. Subsequent to the redemptions, 419,938 Class A ordinary shares remained issued and outstanding. On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, the Sponsor elected to convert 9,825,000 shares of the Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. Following such conversion, the Sponsor holds 9,825,000 shares of Class A ordinary shares and at December 31, 2023, the Company has an aggregate of 10,244,938 shares of Class A ordinary shares (419,938 of which are subject to possible redemption) issued and outstanding. As of April 1, 2024, the Company has an aggregate of 10,161,589 shares of Class A ordinary shares (336,589 of which are subject to possible redemption) issued and outstanding. The Sponsor’s 9,825,000 Class A ordinary shares received in connection with the conversion are not redeemable.
Class B Ordinary Shares — The Company is authorized to issue 30,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders are entitled to one vote for each Class B ordinary share. At December 31, 2022, there were 10,000,000 Class B ordinary shares issued and outstanding. On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, the Sponsor elected to convert 9,825,000 shares of the Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. Following such conversion and at December 31, 2023, the Company has an aggregate of 175,000 shares of Class B ordinary shares issued and outstanding.
Holders of the Class A ordinary shares and holders of the Class B ordinary shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders, except as required by law or stock exchange rule; provided that only holders of the Class B ordinary shares have the right to vote on the appointment of the Company’s directors prior to the initial Business Combination.

The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of the initial Business Combination on a one-for-one basis (as adjusted). In the case that additional Class A ordinary shares or equity-linked securities are issued or deemed issued in connection with the initial Business Combination, the number of Class A ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, 20% of the sum of the total number of Class A ordinary shares and Class B ordinary shares issued upon completion of the Initial Public Offering plus the total number of Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity- linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in the initial Business Combination and any Private Placement Warrants issued to the Sponsor, officers or directors upon conversion of Working Capital Loans; provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.
Note 8 — Fair Value Measurements
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:
Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at December 31, 2023 and 2022 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value.
Description	Level	December 31, 2023	December 31, 2022
Assets:
Marketable securities held in Trust Account	1	$4,553,517	$15,489,507
At December 31, 2023 and December 31, 2022, $0 of the balance held in the Trust Account was held in cash.
The following table presents information about the Company’s liabilities that are measured at fair value on a recurring basis at December 31, 2023 and 2022 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value.
Description	Level	December 31, 2023	Level	December 31, 2022
Liabilities:
Warrant Liability – Public Warrants	1	$826,666	1	$400,000
Warrant Liability – Private Placement Warrants	2	$471,200	3	$228,000
Total Warrant Liabilities		$1,297,866		$628,000

The Warrants are accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on the balance sheet. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of the warrant liabilities in the statement of operations.
Initial Measurement and Subsequent Measurement
The Company established the initial fair value for the Public Warrants on December 21, 2020, the date of the consummation of the Company’s Initial Public Offering, using a Monte Carlo simulation model. The Company allocated the proceeds received from (i) the sale of Units (which is inclusive of one Class A ordinary share and one-third of one Public Warrant), (ii) the sale of Private Placement Warrants, and (iii) the issuance of shares of Class B ordinary shares, based on their fair values as determined at initial measurement, Class A ordinary shares and Class B ordinary shares based on their relative fair values at the initial measurement date. The Warrants were classified as Level 3 at the initial measurement date due to the use of unobservable inputs.
The Warrants are measured at fair value on a recurring basis. The subsequent measurement of the Public Warrants as of December 31, 2023 and December 31, 2022 are classified Level 1 due to quoted prices in an active market since February 8, 2021. The Private Placement Warrants as of December 31, 2022 are classified Level 3 due to the use of unobservable inputs. The private placement warrants as of December 31, 2023, are classified Level 2 due to the use of quoted prices for similar assets that are not active.
The Monte Carlo model’s primary unobservable input utilized in determining the fair value of the Private Warrants is the expected volatility of the ordinary shares. The expected volatility as of the Initial Public Offering date was derived from observable public warrant pricing on comparable ‘blank- check’ companies without an identified target. The expected volatility as of subsequent valuation dates was implied from the Company’s own public warrant pricing. For periods subsequent to the detachment of the warrants from the Units, the close price of the public warrant price was used as the fair value as of each relevant date.
The key inputs into the Monte Carlo simulation model for the Private Placement Warrants at December 31, 2022 were as follows:
December 31, 2022
Input
Risk-free interest rate	3.99%
Expected term (years)	5.0
Expected volatility	0.8%
Exercise price	$11.50
Fair value of the ordinary share price	$9.89
Redemption threshold price	$18.00
Redemption threshold days	20 days within any 30-day period
Redemption price	$0.01
Probability of successful acquisition	50.0%
As of December 31, 2023, the Public Warrants and Private Placement Warrants were determined to be $0.06 and $0.06 per warrant for aggregate values of approximately $0.8 million and $0.5 million, respectively.
As of December 31, 2022, the Public Warrants and Private Placement Warrants were determined to be $0.03 and $0.03 per warrant for aggregate values of approximately $0.4 million and $0.2 million, respectively.

The following table presents the changes in the fair value of warrant liabilities:
	Private Placement	Public	Warrant Liabilities
Fair value as of December 31, 2021	$5,320,000	$9,200,000	$14,520,000
Change in valuation inputs or other assumptions	(5,092,000)	(8,800,000)	(13,892,000)
Fair value as of December 31, 2022	$228,000	$400,000	$628,000
Change in valuation inputs or other assumptions	243,200	426,666	669,866
Fair value as of December 31, 2023	$471,200	$826,666	$1,297,866
Level 3 financial liabilities consist of the Private Placement Warrant liability for which there is no current market for these securities such that the determination of fair value requires significant judgment or estimation. Changes in fair value measurements categorized within Level 3 of the fair value hierarchy are analyzed each period based on changes in estimates or assumptions and recorded as appropriate. There were no transfers in or out of level 3 for the year ended December 31, 2022. For the year ended December 31, 2023, the Private Placement Warrants were valued based on quoted prices for similar assets and have been transferred out of Level 3.
Note 9 — Subsequent Events
The Company evaluated subsequent events and transactions that occurred up to the date financial statements were issued. Based upon this review, other than as described below, the Company did not identify any other subsequent events, not previously disclosed, that would have required adjustment or disclosure in the financial statements.
On February 29, 2024, the Company held an extraordinary general meeting of shareholders (the “February 2024 Extraordinary General Meeting”), to amend the Company’s amended and restated memorandum and articles of association to (i) extend the date by which the Company has to consummate a business combination from March 20, 2024 to June 30, 2024 (the “Extended Date”) or such earlier date as shall be determined by the Company’s board of directors in its sole discretion (such proposal, the “February 2024 Extension Amendment Proposal”). The shareholders of the Company approved the February 2024 Extension Amendment Proposal and the Company filed the articles amendment with the Registrar of Companies of the Cayman Islands.
In connection with the vote to approve the February 2024 Extension Amendment Proposal, shareholders elected to redeem 83,349 Class A ordinary shares, resulting in redemption payments out of the trust account totaling $911,508, or approximately $10.94 per share which includes $78,018 of earnings in the trust account not previously withdrawn. Subsequent to the redemptions, 10,161,589 Class A ordinary shares remained issued and outstanding.
On March 14, 2024, the Finder’s fee Arrangement was amended and restated which no longer provides the third party an option to purchase an economic interest in 2,000,000 membership units of the sponsor contingent on the consummation of the Proposed Business Combination. Instead, the parties have agreed that once the Sponsor has received ordinary shares from a successfully completed transaction and any earnouts or other contingent releases thereto, it shall distribute shares to the third party in accordance with the terms and conditions of the Sponsor operating agreement and the Amended and Restated Business Combination Agreement. In addition, the $2,000,000 cash payment to third party will be paid by Noventiq instead of the Sponsor and will be denominated as a Company transaction expense. In the event the Proposed Business Combination is not consummated and the Sponsor receives a termination fee, the third party shall receive $1,000,000 as complete satisfaction of the cash payment.
On March 14, 2024, the Company attended a hearing before the Nasdaq Hearing Panel (the “Panel”), and requested an exception to its listing deficiencies.
On March 15, 2024, the Nasdaq Hearings Panel issued written notice of its decision to grant the Company’s request for an exception to its listing deficiencies until June 17, 2024 in view of the Company’s substantial steps toward closing its previously announced initial business combination and its plan for achieving compliance with Nasdaq listing rules upon closing of the transaction for listing on The Nasdaq Capital Market.

On March 28, 2024, the Company instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts).

CONDENSED FINANCIAL STATEMENTS
CORNER GROWTH ACQUISITION CORP.
CONDENSED BALANCE SHEETS AS OF MARCH 31, 2024
AND AS OF DECEMBER 31, 2023
	As of March 31, 2024	As of December 31, 2023
	(unaudited)
ASSETS
Current assets
Cash	$21,531	$21,631
Prepaid expenses	79,036	77,969
Total current assets	100,567	99,600
Cash and marketable securities held in Trust Account	3,697,791	4,553,517
Total Assets	$3,798,358	$4,653,117
LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT
Current liabilities
Due to related party	$2,192,961	$1,910,848
Accrued expenses	2,898,137	2,473,365
Total current liabilities	5,091,098	4,384,213
Warrant liabilities	3,160,933	1,297,866
Deferred underwriting fee payable	7,000,000	7,000,000
Total Liabilities	15,252,031	12,682,079
COMMITMENTS AND CONTINGENCIES
Class A ordinary shares subject to possible redemption, 336,589 shares at redemption value as of March 31, 2024 and 419,938 shares at redemption value as of December 31, 2023	3,697,791	4,553,517
Shareholders’ Deficit
Preference Shares, $0.0001 par value, 1,000,000 shares authorized; none issued and outstanding	—	—
Class A ordinary Shares, $0.0001 par value, 300,000,000 shares authorized; 9,825,000 and 9,825,000 issued and outstanding (excluding 336,589 and 419,938 shares subject to possible redemption as of March 31, 2024 and December 31, 2023, respectively)	982	982
Class B ordinary Shares, $0.0001 par value, 30,000,000 shares authorized; 175,000 and 175,000 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	18	18
Additional paid-in capital	—	—
Accumulated deficit	(15,152,464)	(12,583,479)
Total Shareholders’ Deficit	$(15,151,464)	$(12,582,479)
TOTAL LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT	$3,798,358	$4,653,117
The accompanying notes are an integral part of these unaudited condensed financial statements

CORNER GROWTH ACQUISITION CORP.
UNAUDITED CONDENSED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023
	For the three months ended March 31, 2024	For the three months ended March 31, 2023
Operating and formation costs	$705,918	$652,035
Loss from operations	(705,918)	(652,035)
Other income (loss)
Earnings and realized gain on marketable securities held in Trust Account	55,782	154,783
Change in fair value of warrant liabilities	(1,863,067)	(1,884,000)
Net income (loss)	$(2,513,203)	$(2,381,252)
Basic and diluted weighted average shares outstanding of Class A redeemable ordinary shares	397,040	1,191,437
Basic and diluted net income (loss) per Class A redeemable ordinary share	$(0.24)	$(0.21)
Basic and diluted weighted average shares outstanding of Class A nonredeemable ordinary shares and Class B ordinary shares	10,000,000	10,000,000
Basic and diluted net income (loss) per Class A nonredeemable ordinary shares and Class B ordinary shares	$(0.24)	$(0.21)
The accompanying notes are an integral part of these unaudited condensed financial statements

CORNER GROWTH ACQUISITION CORP.
UNAUDITED CONDENSED STATEMENTS OF CHANGES IN SHAREHOLDERS’
DEFICIT FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023
	Class A		Class B		Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Ordinary Shares		Ordinary Shares
	Shares	Amount	Shares	Amount
Balance, January 1, 2024	9,825,000	$982	175,000	$18	$—	$(12,583,479)	$(12,582,479)
Remeasurement of Class A ordinary shares subject to possible redemption	—	—	—	—	—	(55,782)	(55,782)
Net loss	—	—	—	—	—	(2,513,203)	(2,513,203)
Balance, March 31, 2024	9,825,000	$982	175,000	$18	$—	$(15,152,464)	$(15,151,464)
Balance, January 1, 2023	—	$—	10,000,000	$1,000	$—	$(5,783,772)	$(5,782,772)
Remeasurement of Class A ordinary shares subject to possible redemption	—	—	—	—	—	(154,783)	(154,783)
Net loss	—	—	—	—	—	(2,381,252)	(2,381,252)
Balance, March 31, 2023	—	$—	10,000,000	$1,000	$—	$(8,319,807)	$(8,318,807)
The accompanying notes are an integral part of these unaudited condensed financial statements

CORNER GROWTH ACQUISITION CORP.
UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND 2023
	For the three months ended March 31, 2024	For the three months ended March 31, 2023
Cash Flows from Operating Activities
Net income (loss)	$(2,513,203)	$(2,381,252)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Earnings and realized gain on marketable securities held in Trust Account	(55,782)	(154,783)
Change in fair value of warrant liabilities	1,863,067	1,884,000
Changes in operating assets and liabilities:
Accrued expenses	424,772	187,057
Due to related party	282,113	422,040
Prepaid expenses	(1,067)	40,643
Net cash used in operating activities	(100)	(2,295)
Cash Flows from Investing Activities
Proceeds received from Trust Account	911,508	3,262,655
Net cash provided by investing activities	911,508	3,262,655
Cash Flows from Financing Activities
Payments to Class A ordinary shareholders for redemption of shares	(911,508)	(3,262,655)
Net cash used in financing activities	(911,508)	(3,262,655)
Net change in cash	(100)	(2,295)
Cash at beginning of the period	21,631	31,547
Cash at end of the period	$21,531	$29,252
Non-cash financing activities:
Remeasurement of Class A ordinary shares subject to possible redemption	$55,782	$154,783
The accompanying notes are an integral part of these unaudited condensed financial statements

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 1 — Description of Organization, Business Operations and Basis of Presentation
Corner Growth Acquisition Corp. (the “Company”), was incorporated as a Cayman Islands exempted company on October 20, 2020. The Company was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). The Company is an emerging growth company and, as such, the Company is subject to all of the risks associated with emerging growth companies.
Although the Company is not limited to a particular industry or sector for purposes of consummating a Business Combination, the Company intends to focus on businesses in the technology industries primarily located in the United States. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
As of March 31, 2024, the Company had not commenced any operations. All activity through March 31, 2024 relates to the Company’s formation, its initial public offering described below (the “Initial Public Offering”) and, since the closing of the Initial Public Offering, the search for initial Business Combination candidates, and since the signing of the Business Combination Agreement described below, the completion of this proposed transaction. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on cash and cash equivalents from the proceeds derived from the Initial Public Offering and will recognize changes in the fair value of warrant liabilities as other income (loss). The Company has selected December 31 as its fiscal year end.
The registration statements for the Company’s Initial Public Offering were declared effective on December 16, 2020. On December 21, 2020, the Company consummated the Initial Public Offering of 40,000,000 units (the “Units” and, with respect to the shares of Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), included in the Units sold, the “Public Shares”), which includes the partial exercise by the underwriters of the overallotment option to purchase an additional 5,000,000 Units, at $10.00 per Unit, generating gross proceeds of $400,000,000 which is described in Note 3.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 7,600,000 warrants (the “Private Placement Warrants”) at a price of $1.50 per Private Placement Warrant in a private placement (the “Private Placement”) to CGA Sponsor LLC (the “Sponsor”), generating gross proceeds of $11,400,000, which is described in Note 4.
Transaction costs amounted to $22,766,081 consisting of $8,000,000 of underwriting fees, $14,000,000 of deferred underwriting fees and $766,081 of other offering costs. As further described in Note 5, effective December 20, 2022, in accordance with a fee reduction agreement, the underwriter agreed to irrevocably forfeit $10,000,000 of the aggregate $14,000,000 deferred fee that would otherwise be payable to it in cash pursuant the underwriting agreement, resulting in a reduced deferred fee of $4,000,000, which shall be payable to the underwriter upon consummation of an initial business combination, as originally set forth in the underwriting agreement.
Following the closing of the Initial Public Offering on December 21, 2020, an amount of $400,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”) located in the United States and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting the conditions of Rule 2a-7 of the Investment Company Act of 1940, as amended (the “Investment Company Act”), as determined by the Company. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, on March 28, 2024, the Company instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 1 — Description of Organization, Business Operations and Basis of Presentation (continued)
(i.e., in one or more bank accounts) until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.
As more fully described in Note 5, on June 23, 2023, the Company and the underwriter agreed to terminate the December 20,2022 fee reduction agreement solely upon execution of a side letter. On June 23, 2023, in accordance with the duly executed side letter, the Company and the underwriter agreed that the underwriter will irrevocably forfeit $7,000,000 (instead of $10,000,000) of the aggregate $14,000,000 Original Fee that would otherwise be payable to it in cash pursuant to the Underwriting Agreement, resulting in a reduced fee of $7,000,000, which shall be payable in cash by the Company to the underwriter upon consummation of a business combination, as originally set forth in the underwriting agreement.
The Company will provide holders (the “Public Shareholders”) of its Class A ordinary shares, par value $0.0001, sold in the Initial Public Offering (the “Public Shares”), with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The Public Shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially anticipated to be $10.00 per Public Share). The per-share amount to be distributed to Public Shareholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 5). These Public Shares will be classified as temporary equity upon the completion of the Initial Public Offering in accordance with ASC 480. In such case, the Company will proceed with a Business Combination if the Company has the approval of an ordinary resolution. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transactions is required by law, or the Company decides to obtain shareholder approval for business or legal reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Additionally, each Public Shareholder may elect to redeem its Public Shares irrespective of whether it votes for or against the proposed transaction. If the Company seeks shareholder approval in connection with a Business Combination, the initial shareholders (as defined below) have agreed to vote their Founder Shares (as defined below in Note 4) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination. Subsequent to the consummation of the Initial Public Offering, the Company adopted an insider trading policy which requires insiders to (i) refrain from purchasing shares during certain blackout periods and when they are in possession of any material non-public information and (ii) clear all trades with the Company’s legal counsel prior to execution. In addition, the initial shareholders have agreed to waive their redemption rights with respect to their Founder Shares and Public Shares in connection with the completion of a Business Combination.
Notwithstanding the foregoing, the Amended and Restated Memorandum and Articles of Association provide that a Public Shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined in Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Class A ordinary shares sold in the Initial Public Offering, without the prior consent of the Company.

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 1 — Description of Organization, Business Operations and Basis of Presentation (continued)
Extraordinary General Meetings
On December 20, 2022, the Company held an extraordinary general meeting (the “December 2022 Extraordinary General Meeting”), which amended the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a Business Combination from December 21, 2022 to June 21, 2023 (the “December 2022 Extension Amendment Proposal”). The shareholders approved the December 2022 Extension Amendment Proposal and on December 28, 2022 the Company filed the articles amendment with the Registrar of Companies of the Cayman Islands. The shareholders approved a proposal to amend the trust agreement to change the date on which Continental Stock Transfer & Trust Company must commence liquidation of the Trust Account from (A) the earlier of the Company’s completion of an initial business combination and December 21, 2022 to (B) the earlier of the Company’s completion of an initial business combination and June 21, 2023. In connection with the December 2022 Extraordinary General Meeting, shareholders elected to redeem 38,808,563 Class A ordinary shares, resulting in redemption payments out of the Trust Account totaling $393,676,799, or approximately $10.14 per share which includes $5,591,169 of earnings in the Trust Account not previously withdrawn. In January 2023, the Company made redemption payments of $3,262,655 out of the Trust Account that were due to the redeeming shareholders who elected to redeem their shares as part of the December 2022 Extraordinary General Meeting. This amount was reflected as due to shareholders in the accompanying condensed balance sheet as of December 31, 2022. Subsequent to the redemptions, 1,191,437 Class A ordinary shares remained issued and outstanding until the June 2023 Extraordinary General Meeting further described below.
On June 15, 2023, the Company held an extraordinary general meeting of shareholders, which was adjourned and reconvened on June 20, 2023 (the “June 2023 Extraordinary General Meeting”), to amend the Company’s amended and restated memorandum and articles of association to (i) extend the date by which the Company has to consummate a business combination from June 21, 2023 to March 20, 2024 or such earlier date as shall be determined by the Company’s board of directors in its sole discretion (such proposal, the “June 2023 Extension Amendment Proposal”), (ii) eliminate from the amended and restated memorandum and articles of association the limitation that the Company shall not redeem Class A ordinary shares included as part of the units sold in the Initial Public Offering to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation Amendment Proposal”) and (iii) amend the Company’s amended and restated memorandum and articles of association to provide that Class B ordinary shares may be converted either at the time of the consummation of the Company’s initial business combination or at any earlier date at the option of the holders of Class B ordinary shares (the “Founder Conversion Amendment Proposal”). The shareholders of the Company approved the June 2023 Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal at the Extension Meeting and on June 21, 2023, the Company filed the articles amendment with the Registrar of Companies of the Cayman Islands.
In connection with the vote to approve the June 2023 Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Founder Conversion Amendment Proposal, shareholders elected to redeem 771,499 Class A ordinary shares, resulting in redemption payments out of the trust account totaling $8,085,078, or approximately $10.48 per share which includes $370,088 of earnings in the trust account not previously withdrawn. Subsequent to the redemptions, 419,938 Class A ordinary shares remained issued and outstanding until the February 2024 Extraordinary General Meeting further described below.
On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, our sponsor, the holder of an aggregate of 9,825,001 shares of the Company’s Class B ordinary shares, par value $0.0001 per share, elected to convert 9,825,000 shares of the Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. Following such conversion, the Sponsor holds 9,825,000 shares of Class A ordinary shares and 1 share of Class B ordinary shares and the

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 1 — Description of Organization, Business Operations and Basis of Presentation (continued)
Company will have an aggregate of 10,244,938 shares of Class A ordinary shares issued and outstanding (419,938 of which are subject to possible redemption) and 175,000 shares of Class B ordinary shares issued and outstanding. In connection with the conversion, the sponsor has agreed to certain transfer restrictions, a waiver of redemption rights, a waiver of any right to receive funds from the trust account and the obligation to vote in favor of an initial business combination.
On February 29, 2024, the Company held an extraordinary general meeting of shareholders (the “February 2024 Extraordinary General Meeting”), to amend the Company’s amended and restated memorandum and articles of association to (i) extend the date by which the Company has to consummate a business combination from March 20, 2024 to June 30, 2024 (the “Extended Date”) or such earlier date as shall be determined by the Company’s board of directors in its sole discretion (such proposal, the “February 2024 Extension Amendment Proposal” and, together with the December 2022 Extension Amendment Proposal and the June 2023 Extension Amendment Proposal, the “Extension Proposals”). The shareholders of the Company approved the February 2024 Extension Amendment Proposal and the Company filed the articles amendment with the Registrar of Companies of the Cayman Islands.
In connection with the vote to approve the February 2024 Extension Amendment Proposal, shareholders elected to redeem 83,349 Class A ordinary shares, resulting in redemption payments out of the trust account totaling $911,508, or approximately $10.94 per share which includes $78,018 of earnings in the trust account not previously withdrawn. Subsequent to the redemptions, 10,161,589 Class A ordinary shares remained issued and outstanding.
Nasdaq Notice and Hearing
On December 18, 2023, the Company received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that the Company’s securities (units, shares and warrants) would be subject to suspension and delisting from the Nasdaq Capital Market at the opening of business on December 27, 2023, due to the Company’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. The Company timely requested a hearing before the Nasdaq Hearings Panel to appeal the notice.
Nasdaq granted the Company’s hearing request, which hearing request stayed the suspension of trading of the Company’s securities on The Nasdaq Capital Market until the hearing process concluded and the Nasdaq Hearings Panel issued a written decision. A hearing on the matter was held on March 14, 2024.
On March 15, 2024, the Nasdaq Hearings Panel issued written notice of its decision to grant the Company’s request for an exception to its listing deficiencies until June 17, 2024 in view of the Company’s substantial steps toward closing its previously announced initial business combination and its plan for achieving compliance with Nasdaq listing rules upon closing of the transaction for listing on The Nasdaq Capital Market.
On May 10, 2024, the Company received a letter (the “Second Notice”) from the Listing Qualifications Department of Nasdaq notifying the Company that the Company no longer meets the minimum 500,000 publicly held shares requirement for The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(4) (the “Minimum Publicly Held Shares Requirement”). In accordance with Nasdaq rules, the Company has 45 days, or until June 24, 2024, to submit a plan to regain compliance with the Minimum Publicly Held Shares Requirement.
Business Combination Agreement
The Company has entered into a Business Combination Agreement, dated May 4, 2023 (the “Original BCA Date”), as amended and restated on December 29, 2023 (the “Business Combination Agreement”), by

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 1 — Description of Organization, Business Operations and Basis of Presentation (continued)
and among the Company, Noventiq Holdings PLC, an exempted company limited by shares registered by way of continuation under the laws of the Cayman Islands (“Noventiq”), Noventiq Holding Company, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Parent”), Noventiq Merger 1 Limited, a Cayman Islands exempted company and wholly-owned subsidiary of Parent that has elected to be disregarded as an entity separate from Parent for U.S. federal income tax purposes (“Company Merger Sub”), and Corner Growth SPAC Merger Sub, Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of Parent (“Noventiq Merger Sub”), which provides, among other things, that (i) the Company will merge with and into Company Merger Sub (the “Company Merger”), with Company Merger Sub surviving the Company Merger and (ii) Noventiq Merger Sub will merge with and into Noventiq (the “Noventiq Merger,” and together with the Company Merger, the “Mergers”), with Noventiq surviving the Noventiq Merger as a wholly-owned subsidiary of Parent (the transactions contemplated by the foregoing clauses (i) and (ii) the “Business Combination,” and together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”).
Immediately prior to the effective time of the Company Merger, each Company Class B ordinary share shall be converted into one Company Class A ordinary share. Pursuant to the Business Combination Agreement and at the effective time of the Company Merger, each Company Class A ordinary share shall automatically be cancelled and cease to exist in exchange for the right to receive one Parent ordinary share. At the effective time of the Company Merger, each Company warrant (the “Company Warrants”) issued and outstanding, entitling the holder thereof to purchase one share of Company Class A common stock at an exercise price of $11.50 per share (subject to adjustment), will be converted into the right to receive a warrant to purchase one Parent ordinary share at an exercise price of $11.50 per share (subject to adjustment) upon consummation of the Business Combination. Pursuant to the Business Combination Agreement and at the effective time of the Noventiq Merger, each Noventiq ordinary share shall automatically be cancelled and cease to exist in exchange for the right to receive (i) such number or fraction of newly issued Parent ordinary shares that is equal to the Share Exchange Ratio (as defined in the Business Combination Agreement) and (ii) one Class A CSR (as defined below), one Class B CSR (as defined below) and one Class C CSR (as defined below) in each case, for each one whole Parent ordinary share issuable to such holder pursuant to the Business Combination Agreement at the effective time of the Noventiq Merger.
On April 18, 2024, the Company announced an offer to exchange certain global depositary receipts (“GDRs”) representing Noventiq ordinary shares in consideration for newly issued ordinary shares (the “Exchange Offer”), which Exchange Offer expired on May 10, 2024. To provide for the terms of the Exchange Offer, on May 13, 2024, the Company and Noventiq entered into Amendment No. 1 to Amended and Restated Business Combination Agreement (“Amendment No. 1 to A&R BCA”), by and between the Company and Noventiq. Amendment No. 1 to A&R BCA provides, among other things, that (i) the outstanding shares underlying the GDRs are to be excluded for purposes of determining the Per Share Merger Equity Consideration Value (as defined in the BCA) and (ii) Noventiq shall use commercially reasonable efforts to accept the forfeit and/or surrender and cancellation, as soon as reasonable practicable, of Noventiq’s outstanding shares underlying the GDRs that it acquired pursuant to the Exchange Offer. Each reference to the A&R BCA shall be deemed a reference to the A&R BCA, as amended by Amendment No. 1 to A&R BCA.
On October 28, 2020, CGA Sponsor LLC, a Delaware limited liability company (the “Sponsor”), paid $25,000, or approximately $0.003 per share, to the Company and Noventiq to cover certain expenses in consideration for 8,625,000 Class B ordinary shares, par value $0.0001 per share (the “Founder Shares”), of the Company. In November 2020, the Sponsor transferred 50,000 such Class B ordinary shares of the Company to each of the Company’s three independent directors (Alexandre Balkanski, John Mulkey, and Jason Park) in recognition of, and as compensation for, their future services to the Company. On December 16, 2020, the Company effected a share capitalization, resulting in 10,062,500 Founder Shares issued and

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 1 — Description of Organization, Business Operations and Basis of Presentation (continued)
outstanding as of such date. As a result of the underwriters’ election to partially exercise their over-allotment option in connection with the Company’s initial public offering (the “Company Initial Public Offering”), 62,500 Founder Shares were forfeited for no consideration on December 23, 2020, resulting in 10,000,000 Founder Shares outstanding, of which, as of such date, 9,825,001 Founder Shares were held by the Sponsor and 58,333 Founder Shares were held by each of the Company’s three independent directors. As of the date of the amending and restating of the Business Combination Agreement, the Sponsor held 9,825,001 Founder Shares. Of these, 5,000,000 Company ordinary shares will be forfeited upon consummation of the Business Combination, and 1,500,000 Company ordinary shares (the “Alignment Shares”) are subject to forfeiture based on the gross proceeds raised from additional financings contemplated by the Business Combination Agreement, if any, by the Company and the cash balance of the Company’s trust account held for the benefit of its public shareholders as more fully described in the accompanying proxy statement/prospectus, but the consummation of the Business Combination is not subject to a minimum amount of additional financing having been raised. If (i) the cash balance of the Company’s trust account and the gross proceeds received from investors in additional financings (the “Additional Financing Investors”) is equal to or greater than $25 million upon consummation of the Business Combination, and (ii) the gross proceeds received from Additional Financing Investors is equal to or greater than $50 million prior to the date that is 180 days following the closing of the Business Combination, none of the Alignment Shares will be forfeited. An additional 2,000,000 Company ordinary shares (the “Sponsor Earnout Shares”) will be held in escrow and only released, in three equal instalments, upon the occurrence of certain milestone events as more fully described in the accompanying proxy statement/prospectus. Immediately prior to the effective time of the Company Merger, 3,800,000 Company Warrants held by the Sponsor shall be forfeited and returned to the Company for cancellation.
Concurrently with the execution of the Business Combination Agreement, the Sponsor entered into a support agreement with the Company and Noventiq (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby; (ii) not to solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with any third-party with respect to a CGAC Acquisition Proposal (as defined in the Sponsor Support Agreement); (iii) be bound by certain transfer restrictions with respect to its shares in the Company prior to the closing of the Proposed Business Combination; (iv) not to transfer any of the Restricted Securities (as defined in the Sponsor Support Agreement) from and after the Closing and until the earlier of (A) the six (6) month anniversary of the Closing Date and (B) the date following the Closing Date on which the Company completes a Liquidity Event (as defined in the Sponsor Support Agreement).
Concurrently with the execution of the Business Combination Agreement, the Company, Noventiq and certain shareholders of Noventiq (collectively, the “Noventiq Supporting Shareholders”) duly executed and delivered to the Company a support agreement (the “Voting and Support Agreement”), pursuant to which each Noventiq Supporting Shareholder agreed to, among other things, (i) the Business Combination and the adoption of the Business Combination Agreement any other matters necessary or reasonably requested by Noventiq for consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement, (ii) not to transfer any Noventiq Shares on or prior to the Closing (subject to the exceptions set forth therein), and (ii) to a lock-up of the Noventiq Shares from and after the Closing and until the earlier of (A) the six (6) month anniversary of the Closing Date and (B) the date following the Closing Date on which the Company completes a Liquidity Event (as defined in the Voting and Support Agreement).
The Business Combination Agreement contemplates that, at or prior to the Closing, the Company, the Sponsor Parties and certain Noventiq shareholders will enter into the Registration Rights Agreement, pursuant to which, among other things, the Sponsor and such Noventiq shareholders will be granted certain

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 1 — Description of Organization, Business Operations and Basis of Presentation (continued)
registration rights with respect to their respective Ordinary Shares of the Company, in each case, subject to the terms and conditions set forth in the Registration Rights Agreement.
The Company’s Sponsor, officers and directors (the “initial shareholders”) have agreed not to propose an amendment to the Amended and Restated Memorandum and Articles of Association (A) that would modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial Business Combination or to redeem 100% of its Public Shares if the Company does not complete a Business Combination by June 30, 2024 (the “Combination Period”) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity, unless the Company provides the Public Shareholders with the opportunity to redeem their Class A ordinary shares in conjunction with any such amendment.
If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
The Sponsor, officers and directors have agreed to waive their liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the initial shareholders or members of the Company’s management team acquire Public Shares in or after the Initial Public Offering, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 5) held in the Trust Account in the event the Company does not complete a Business Combination during the Combination Period and, in such event, such amount will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be only the $10.00 per share initially held in the Trust Account. In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company’s independent registered public accounting firm), prospective target businesses or other entities with which the Company does business execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 1 — Description of Organization, Business Operations and Basis of Presentation (continued)
Liquidity and Going Concern
As of March 31, 2024, the Company had $21,531 in its operating bank accounts, $3,697,791 in the Trust Account to be used for a Business Combination or to repurchase or redeem its ordinary shares in connection therewith and a working capital deficit of $4,990,531.
Until the consummation of a Business Combination, the Company will be using the funds not held in the Trust Account for identifying and evaluating prospective acquisition candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to acquire, and structuring, negotiating and consummating the Business Combination. Based on its current cash and working capital balances, management believes that the Company will not have sufficient working capital to meet its needs through the consummation of a Business Combination.
In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. The terms of such loans have not been determined and no written agreements exist with respect to such loans. However, as discussed in Note 4, as of March 31, 2024, the Company is indebted to the Sponsor and its affiliates for $2,192,961, which represents $1,912,961 of operating and formation costs paid by these related parties on the Company’s behalf, along with $280,000 of unpaid administrative fees. The Sponsor is not under any obligation to make additional expenditures on the Company’s behalf.
In connection with our assessment of going concern considerations in accordance with FASB ASC Subtopic 205-40, “Presentation of Financial Statements — Going Concern” management has determined that the date for mandatory liquidation and dissolution raise substantial doubt about our ability to continue as a going concern for a reasonable period of time, which is considered one year from the issuance of these unaudited condensed financial statements. The Company demonstrates adverse conditions that raise substantial doubt about the Company’s ability to continue as a going concern for one year following the issuance of these unaudited condensed financial statements. These adverse conditions are negative financial trends, specifically a working capital deficiency and other adverse key financial ratios. No adjustments have been made to the carrying amounts or classification of assets or liabilities should the Company be required to liquidate after June 30, 2024, our scheduled liquidation date if we do not complete the Business Combination prior to such date. There is no assurance that the Company will complete the Proposed Business Combination with Noventiq before June 30, 2024, or at all.
Note 2 — Summary of Significant Accounting Policies
Basis of Presentation
The accompanying unaudited condensed financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP. In the opinion of management, the unaudited condensed financial statements reflect all adjustments, which include only normal recurring adjustments necessary for the fair statement of the balances and results for the periods presented.
The accompanying unaudited condensed financial statements should be read in conjunction with the audited financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC on April 1, 2024. The accompanying condensed balance sheet as of December 31, 2023 is derived from the audited financial statements presented in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. The interim results for the

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 2 — Summary of Significant Accounting Policies (continued)
three months ended March 31, 2024 are not necessarily indicative of the results to be expected for the year ending December 31, 2024 or for any future interim periods.
Use of Estimates
The preparation of condensed financial statements in conformity with U.S. GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of March 31, 2024 and December 31, 2023.
Marketable Securities Held in Trust Account
At March 31, 2024 and December 31, 2023, substantially all of the assets held in the Trust Account were held in cash or in money market mutual funds in U.S. based trust accounts at Morgan Stanley with Continental Stock Transfer & Trust Company acting as trustee.
The Company accounts for its securities held in the Trust Account in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 320 “Investments — Debt Securities.” These securities are classified as trading securities with unrealized gains or losses recognized through other income. The Company values its securities held in the Trust Account based on quoted prices in active markets (see Note 8 for more information).
Warrant Liabilities
The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own ordinary shares and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.
For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the unaudited condensed statements of operations.
Class A Ordinary Shares Subject to Possible Redemption
The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in ASC 480. Class A ordinary shares subject to mandatory redemption are classified as a

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 2 — Summary of Significant Accounting Policies (continued)
liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s Class A ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s condensed balance sheet.
Immediately upon the closing of the Initial Public Offering, the Company recognized the remeasurement from initial book value to redemption amount. The change in the carrying value of Class A ordinary shares subject to possible redemption resulted in charges against additional paid-in capital and accumulated deficit.
At March 31, 2024 and December 31, 2023, the Class A ordinary shares subject to possible redemption reflected in the condensed balance sheets are reconciled in the following table:
	Shares	Amounts
Class A ordinary shares subject to possible redemption — December 31, 2023	419,938	$4,553,517
Less:
Payments to Class A ordinary shareholders for redemption of shares	(83,349)	(911,508)
Plus:
Remeasurement of carrying value to redemption value	—	55,782
Class A ordinary shares subject to possible redemption — March 31, 2024	336,589	$3,697,791
In connection with the vote to approve the February 2024 Extension Amendment Proposal, shareholders elected to redeem 83,349 Class A ordinary shares, resulting in redemption payments out of the trust account totaling $911,508, or approximately $10.94 per share. $78,018 was paid out to redeeming Class A ordinary shares as their proportionate share of trust earnings through the redemption date and is the difference between the redemption amount per share and the original $10.00 per share times the number of shares redeemed.
During the three months ended March 31, 2024, the Company remeasured the Class A ordinary shares subject to possible redemption to increase the carrying amount by $55,782 to reflect current earnings of the Trust Account.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times, may exceed the Federal Deposit Insurance Corporation coverage of $250,000. At March 31, 2024, the Company has not experienced losses on these accounts.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 2 — Summary of Significant Accounting Policies (continued)
regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that an emerging growth company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.
This may make comparison of the Company’s condensed financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying condensed balance sheet, primarily due to their short-term nature.
Income Taxes
The Company follows the asset and liability method of accounting for income taxes under FASB ASC 740, “Income Taxes” (“ASC 740”). Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the condensed financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of March 31, 2024 and December 31, 2023. The Company’s management determined that the Cayman Islands is the Company’s only major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties for the three months ended March 31, 2024 and 2023. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
There is currently no taxation imposed on income by the Government of the Cayman Islands. In accordance with Cayman Islands income tax regulations, income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s condensed financial statements. The

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 2 — Summary of Significant Accounting Policies (continued)
Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.
Net Income (Loss) Per Ordinary Share
Net income (loss) per share is computed by dividing net income (loss) by the weighted-average number of ordinary shares outstanding during the period. The Company has not considered the effect of the warrants sold in the Initial Public Offering and Private Placement to purchase an aggregate of 20,933,333 of the Company’s Class A ordinary shares in the calculation of diluted income (loss) per share for all periods presented, since the exercise of the warrants are contingent upon the occurrence of future events and the inclusion of such warrants would be anti-dilutive under the treasury stock method. As a result, diluted net income (loss) per share is the same as basic net income (loss) per share for the three months ended March 31, 2024 and 2023.
The following table reflects the calculation of basic and diluted net income (loss) per share (in dollars, except share amounts):
	For the three months ended March 31, 2024		For the three months ended March 31, 2023
	Class A Redeemable	Class A Nonredeemable and Class B	Class A	Class B
Basic and diluted net income (loss) per ordinary share:
Numerator:
Allocation of net income (loss)	$(95,974)	$(2,417,229)	$(253,507)	$(2,127,745)
Denominator:
Basic and diluted weighted average ordinary shares outstanding	397,040	10,000,000	1,191,437	10,000,000
Basic and diluted net income (loss) per ordinary share	$(0.24)	$(0.24)	$(0.21)	$(0.21)
Recent Accounting Pronouncements
In June 2016, FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”). ASU 2016-13 changes the way entities measure credit losses for most financial assets and certain other instruments that are not measured at fair value through net income. For emerging growth companies, the new guidance is effective for annual periods beginning after January 1, 2023. The Company adopted ASU 2016-13 as of January 1, 2023, with no impact to its condensed financial statements because the Company does not have financial assets within the scope of ASU 2016-13.
The Company’s management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s condensed financial statements.
Note 3 — Initial Public Offering
Pursuant to the Initial Public Offering, the Company sold 40,000,000 Units at a price of $10.00 per Unit, which includes the partial exercise by the underwriter of the overallotment option to purchase an additional 5,000,000 Units. Each Unit consists of one Class A ordinary share, par value $0.0001 per share,

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 3 — Initial Public Offering (continued)
and one-third of one redeemable warrant (each, a “Public Warrant”), each whole Public Warrant entitling the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 6).
Note 4 — Related Party Transactions
Founder Shares
On October 28, 2020, the Sponsor paid $25,000, or approximately $0.003 per share, to cover certain offering costs in consideration for 8,625,000 Class B ordinary shares, par value $0.0001 per share. In November 2020, the Sponsor transferred 50,000 Class B ordinary shares to each of the Company’s independent directors. On December 16, 2020, the Company effected a share capitalization of 1,437,500 Class B ordinary shares, resulting in an aggregate of 10,062,500 Class B Ordinary Shares outstanding. As a result of the underwriters’ election to partially exercise their over-allotment option, the Sponsor forfeited 62,500 Class B Ordinary for no consideration, resulting in 10,000,000 Class B ordinary shares outstanding as of December 31, 2022.
On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, our sponsor, the holder of an aggregate of 9,825,001 shares of the Company’s Class B ordinary shares, par value $0.0001 per share, elected to convert 9,825,000 shares of the Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. Following such conversion, the Sponsor holds 9,825,000 shares of Class A ordinary shares and 1 share of Class B ordinary shares. The Company will have an aggregate of 10,161,589 and 10,244,938 shares of Class A ordinary shares issued and outstanding (336,589 and 419,938 of which are subject to possible redemption) and 175,000 and 175,000 shares of Class B ordinary shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively. In connection with the conversion, the sponsor has agreed to certain transfer restrictions, a waiver of redemption rights, a waiver of any right to receive funds from the trust account and the obligation to vote in favor of an initial business combination. Prior to the initial investment in the company of $25,000 by the sponsor, the company had no assets, tangible or intangible. The per share price of the founder shares was determined by dividing the amount contributed to the company by the number of founder shares issued. The founder shares will be worthless if we do not complete an initial business combination.
The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of its Founder Shares or Class A ordinary shares received upon conversion thereof until the earlier of: (A) one year after the completion of a Business Combination and (B) subsequent to a Business Combination, (x) if the last reported sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (y) the date on which the Company completes a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.
The Company’s Founder Shares are subject to transfer restrictions pursuant to lock-up provisions in a letter agreement with the Company entered into by the initial stockholders, and officers and directors. The Sponsor has the right to transfer its ownership in the Founder Shares at any time, and to any transferee, to the extent that the Sponsor determines, in good faith, that such transfer is necessary to ensure that it and/or any of its parents, subsidiaries or affiliates are in compliance with the Investment Company Act of 1940. Any permitted transferees will be subject to the same restrictions and other agreements of the initial stockholders with respect to any Founder Shares. Prior to the closing of the Initial Public Offering, the Sponsor transferred 150,000 Founder Shares to our three independent directors in recognition of and as compensation

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 4 — Related Party Transactions (continued)
for their future services to the Company. The transfer of Founder Shares to these directors is within the scope of FASB ASC Topic 718, “Compensation — Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. Compensation expense related to the Founder Shares is recognized only when the performance-based vesting condition (i.e. the consummation of a business combination) is probable of achievement under the applicable accounting literature. Stock-based compensation would be recognized at the consummation of a business combination, in an amount equal to the number of Founder Shares times the grant date fair value per share (unless subsequently modified) less the amount initially received for the transfer of the Founder Shares. As of March 31, 2024, the lock-up provisions have not been remediated and are not probable to be remediated. Any such agreements may be subject to certain conditions to closing, such as approval by the Company’s shareholders. As a result, the Company determined that, taking into account that there is a possibility that the Business Combination might not happen, no stock-based compensation expense should be recognized through March 31, 2024.
Private Placement Warrants
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 7,600,000 Private Placement Warrants at a price of $1.50 per Private Placement Warrant for an aggregate purchase price of $11,400,000. Each warrant is exercisable to purchase one Class A ordinary share at $11.50 per share. If the Company does not complete a Business Combination within the Combination Period, the Private Placement Warrants will expire worthless.
The Sponsor and the Company’s officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the initial Business Combination.
Working Capital Loans
In addition, in order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors, may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be convertible into private placement warrants at a price of $1.50 per warrant. As of the date of this filing, March 31, 2024 and December 31, 2023, the Company had no borrowings under any Working Capital Loans.
Administrative Services Agreement
Pursuant to an administrative services agreement (the “Administrative Services Agreement”) entered into on December 17, 2020, the Company agreed to pay the Sponsor a total of $40,000 per month for office space, utilities, secretarial and administrative support services provided to members of the Company’s management team until the earlier of (A) the Company’s completion of the initial Business Combination or (B) on December 21, 2022, an amount equal to $960,000 less the actual amount paid under the Administrative Services Agreement. For the three months ended March 31, 2024 and 2023, the Company incurred $0 and $0, respectively, which is included in operating and formation costs on the unaudited condensed statements of operations. As of March 31, 2024 and December 31, 2023, there were $280,000

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 4 — Related Party Transactions (continued)
and 280,000 in fees outstanding for these services, respectively, that are included in due to related party on the condensed balance sheets. Notwithstanding the foregoing, on November 18, 2021, the Sponsor permanently waived its right to receive any of the Company’s outstanding, and all of the Company’s remaining, payment obligations under the Administrative Services Agreement.
Operating and Formation Costs
As of March 31, 2024 and December 31, 2023, the Sponsor and affiliates of the Sponsor also paid operating and formation costs of $1,912,961 and $1,630,848, respectively, on behalf of the Company which are due on demand. These amounts are included in due to related party on the condensed balance sheets as of March 31, 2024 and December 31, 2023. The Sponsor is not under any obligation to make additional expenditures on the Company’s behalf.
Note 5 — Commitments and Contingencies
Registration Rights
The holders of Founder Shares, Private Placement Warrants, and securities that may be issued upon conversion of Working Capital Loans, if any, are entitled to registration rights pursuant to a registration rights agreement entered in connection with the Initial Public Offering. These holders are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, these holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
As further described in Note 1 and as such terms used herein are defined therein, the Business Combination Agreement contemplates that, at or prior to the Closing, the Company, the Sponsor and certain Noventiq shareholders will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Sponsor and such Noventiq shareholders will be granted certain registration rights with respect to their respective Ordinary Shares, in each case, subject to the terms and conditions set forth in the Registration Rights Agreement.
Underwriting Agreement
After the Initial Public Offering, the underwriters were entitled to a deferred fee of $0.35 per Unit, or $14,000,000 in the aggregate. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement. Effective December 20, 2022, in accordance with a fee reduction agreement, the underwriter agreed to irrevocably forfeit $10,000,000 of the aggregate $14,000,000 deferred fee that would otherwise be payable to it in cash pursuant the underwriting agreement, resulting in a reduced deferred fee of $4,000,000, which shall be payable to the underwriter upon consummation of a Business Combination, as originally set forth in the underwriting agreement. The Company accounted for this forfeiture during the fourth calendar quarter of the year ended December 31, 2022.
On June 23, 2023, the Company and the underwriter agreed to terminate the December 20, 2022 fee reduction agreement solely upon execution of a side letter in accordance with the duly executed Mutual Termination of Initial Fee Reduction Agreement. On June 23, 2023, in accordance with the duly executed Side Letter to Underwriting Agreement, the Company and the underwriter agreed to the following:
1.
Cantor will irrevocably forfeit $7,000,000 (instead of $10,000,000) of the aggregate $14,000,000 Original Fee that would otherwise be payable to it in cash pursuant to the Underwriting Agreement,

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 5 — Commitments and Contingencies (continued)
resulting in a reduced fee of $7,000,000 (the “Fee”), which shall be payable in cash by the Company to Cantor upon consummation of a Business Combination, as originally set forth in the Underwriting Agreement.
2.
In addition, upon the consummation of the Business Combination, the Company shall pay to the Underwriter a non-refundable cash fee equal to 3.0% of:

•
(x) the aggregate maximum gross proceeds received or receivable in connection with any Equity Financing, including, without limitation, aggregate amounts committed by investors to purchase securities, whether or not all securities are issued upon consummation of the Business Combination, plus

•
(y) the gross proceeds received by the Company upon exercise of any warrants or other securities issued in connection with such Financing that are convertible into common stock of the Company;

•
the aggregate maximum principal amount of debt committed or available to be committed or available in connection with the Debt Financing (including, without limitation, in the case of an offering of debt securities, the aggregate maximum principal amount of securities committed to be purchased by investors), whether or not drawn down (or, in the case of an offering of debt securities, whether or not purchased) upon consummation of the business Combination; and

•
any proceeds received from the Trust Account in connection with the Business Combination.

The fees noted in items 1 and 2 above are contingent upon a successful completion of a Business Combination. There is no assurance that a Business Combination will be consummated by the Extended Date (or any such later date of termination approved in accordance with the Amended and Restated Memorandum and Articles of Association). In accordance with the guidance in ASC Topic 450, Contingencies, the Company is required to record its best estimate of the loss if the amount of loss can be reasonably estimated. The fee amount noted in item 2 cannot be reasonably estimated or determinable at this time and as a result, is not recorded in the financial statements.
Finder’s Fee Arrangement
In connection with the Proposed Business Combination, a portion of the founder shares will be distributed under an agreement with a third party dated as of April 28, 2023 that constitutes a finder’s fee arrangement (the “Finder’s Fee Arrangement”). The Finder’s Fee Arrangement provides for our sponsor to make a $2 million cash payment to the third party and provide an option to purchase an economic interest in 2,000,000 membership units of the sponsor contingent on the consummation of the Proposed Business Combination, which are accounted for under the guidance in ASC 718. Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. Compensation expense related to such shares is recognized only when the performance-based vesting condition (i.e. the consummation of the Proposed Business Combination) is probable of achievement under the applicable accounting literature. Stock-based compensation would be recognized at the consummation of the Proposed Business Combination, in an amount equal to the number of such shares times the grant date fair value per share (unless subsequently modified) less the amount initially received for the transfer of such shares. The Company will reflect the transactions in its financial statements when the Proposed Business Combination is consummated as the sponsor is a principal shareholder in the Company and the Company benefits from the Finder’s Fee Arrangement. If the Proposed Business Combination does not close for any reason, and a termination fee is actually paid by Noventiq to the Company, the Sponsor or their affiliates, then the third party will be entitled to receive a $2,000,000 cash payment. Not withstanding the foregoing, to the extent the termination fee is not sufficient to cover the $2,000,000 cash payment, then the Sponsor and

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 5 — Commitments and Contingencies (continued)
the third party will share the balance in an amount to be reasonably agreed to at the time. The Finder’s Fee Arrangement included potential compensation payable to the third party.
On March 14, 2024, the Finder’s fee Arrangement was amended and restated which no longer provides the third party an option to purchase an economic interest in 2,000,000 membership units of the sponsor contingent on the consummation of the Proposed Business Combination. Instead, the parties have agreed that once the Sponsor has received ordinary shares from a successfully completed transaction and any earnouts or other contingent releases thereto, it shall distribute shares to the third party in accordance with the terms and conditions of the Sponsor operating agreement and the Amended and Restated Business Combination Agreement. In addition, the $2,000,000 cash payment to third party will be paid by Noventiq instead of the Sponsor and will be denominated as a Company transaction expense. In the event the Proposed Business Combination is not consummated and the Sponsor receives a termination fee, the third party shall receive $1,000,000 as complete satisfaction of the cash payment.
Note 6 — Warrant Liabilities
The Public Warrants will become exercisable at $11.50 per share on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of the initial Business Combination, the Company will use commercially reasonable efforts to file with the SEC a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants and, following the effective date of the registration statement, the Company will use commercially reasonable efforts to maintain a current prospectus relating to those Class A ordinary shares until the warrants expire or are redeemed, as specified in the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th business day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, it will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, it will use commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. The warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.
The exercise price and number of shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend or recapitalization, reorganization, merger or consolidation. In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities for capital-raising purposes in connection with the closing of the initial Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary share (with such issue price or effective issue price to be determined in good faith by the board of directors and, in the case of any such issuance to the initial shareholders or their affiliates, without taking into account any Founder Shares held by the initial shareholders or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds,

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 6 — Warrant Liabilities (continued)
plus interest thereon, available for the funding of the initial Business Combination on the date of the consummation of the initial Business Combination (net of redemptions), and (z) the volume-weighted average trading price of the Class A ordinary shares during the 10-trading day period starting on the trading day prior to the day on which the Company consummates the initial Business Combination (such price, the “Market Value”) is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger price described below will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price, and the $10.00 per share redemption trigger price described below will be adjusted (to the nearest cent) to be equal to the higher of the Market Value and the Newly Issued Price.
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the ordinary shares issuable upon exercise of the Private Placement Warrants, so long as they are held by the Sponsor or its permitted transferees, (i) are not redeemable by the Company, (ii) may not (including the Class A ordinary shares issuable upon exercise of these warrants), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the initial Business Combination, (iii) may be exercised by the holders on a cashless basis and (iv) are entitled to registration rights. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Placement Warrants are redeemable by the Company and exercisable by the holders on the same basis as the Public Warrants.
Once the warrants become exercisable, the Company may call the Public Warrants for redemption (except with respect to the Private Placement Warrants if they are held by the Sponsor or its permitted transferees):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

•
upon a minimum of 30 days’ prior written notice of redemption; and

•
if, and only if, the last reported sale price (the “closing price”) of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

In addition, once the warrants become exercisable, the Company may call the warrants for redemption:
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of Class A ordinary shares to be determined by reference to an agreed table based on the redemption date and the “fair market value” of the Class A ordinary shares;

•
if, and only if, the closing price of the Class A ordinary shares equals or exceeds $10.00 per share (as adjusted) for any 20 trading days within the 30-trading day period ending three trading days before the Company sends the notice of redemption to the warrant holders; and

•
if the closing price of the Class A ordinary shares for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders is less than $18.00 per share (as adjusted), the Private Placement Warrants must also be concurrently called for redemption on the same terms as the outstanding Public Warrants, as described above.

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 6 — Warrant Liabilities (continued)
The “fair market value” of the Class A ordinary shares for the above purpose shall mean the volume-weighted average price of the Class A ordinary shares during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants. In no event are the warrants to be exercisable in connection with this redemption feature for more than 0.361 Class A ordinary shares per warrant (subject to adjustment).
If the Company calls the Public Warrants for redemption, management has the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement. Additionally, in no event is the Company be required to net cash settle any Warrants. If the Company is unable to complete the initial Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.
Following the Closing, the Company’s public warrants, issued under a Warrant Agreement, dated December 16, 2020, by and between the Company and Continental Stock Transfer & Trust Company, will remain outstanding and are expected to continue trading on Nasdaq.
Note 7 — Shareholders’ Deficit
Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At March 31, 2024 and December 31, 2023, there were no preference shares issued or outstanding.
Class A Ordinary Shares — The Company is authorized to issue 300,000,000 Class A ordinary shares with a par value of $0.0001 per share. At December 31, 2022, there were 1,191,437 Class A ordinary shares issued or outstanding all of which are considered temporary equity. On December 20, 2022, in connection with the December 2022 Extraordinary General Meeting, certain shareholders exercised their right to redeem 38,808,563 Class A ordinary shares at a redemption price of approximately $10.14 per share, resulting in redemption payments out of the Trust Account totaling $393,676,799. The redemption payments included the proportionate share of Trust Account earnings in the amount of $5,591,169. Subsequent to the redemptions, 1,191,437 Class A ordinary shares remained issued and outstanding. On June 20, 2023, in connection with the June 2023 Extraordinary General Meeting, shareholders elected to redeem 771,499 additional Class A ordinary shares, resulting in redemption payments out of the Trust Account totaling $8,085,078, or approximately $10.48 per share which includes $370,088 of earnings in the Trust Account not previously withdrawn. Subsequent to the redemptions, 419,938 Class A ordinary shares remained issued and outstanding. On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, the Sponsor elected to convert 9,825,000 shares of the Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. Following such conversion, the Sponsor holds 9,825,000 shares of Class A ordinary shares and at December 31, 2023, the Company has an aggregate of 10,244,938 shares of Class A ordinary shares (419,938 of which are subject to possible redemption) issued and outstanding. On February 29, 2024, in connection with the vote to approve the February 2024 Extension Amendment Proposal, shareholders elected to redeem 83,349 Class A ordinary shares, resulting in redemption payments out of the trust account totaling $911,508, or approximately $10.94 per share which includes $78,018 of earnings in the trust account not previously withdrawn. As of March 31, 2024, the Company has an aggregate of 10,161,589 shares of Class A ordinary shares (336,589 of which are subject to possible redemption) issued and outstanding. The Sponsor’s 9,825,000 Class A ordinary shares received in connection with the conversion are not redeemable.

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 7 — Shareholders’ Deficit (continued)
Class B Ordinary Shares — The Company is authorized to issue 30,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders are entitled to one vote for each Class B ordinary share. At December 31, 2022, there were 10,000,000 Class B ordinary shares issued and outstanding. On June 21, 2023, in connection with the approval of the Founder Conversion Amendment, the Sponsor elected to convert 9,825,000 shares of the Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. Following such conversion and at March 31, 2024, the Company has an aggregate of 175,000 shares of Class B ordinary shares issued and outstanding.
Holders of the Class A ordinary shares and holders of the Class B ordinary shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders, except as required by law or stock exchange rule; provided that only holders of the Class B ordinary shares have the right to vote on the appointment of the Company’s directors prior to the initial Business Combination.
The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of the initial Business Combination on a one-for-one basis (as adjusted). In the case that additional Class A ordinary shares or equity-linked securities are issued or deemed issued in connection with the initial Business Combination, the number of Class A ordinary shares issuable upon conversion of all Founder Shares will equal, in the aggregate, 20% of the sum of the total number of Class A ordinary shares and Class B ordinary shares issued upon completion of the Initial Public Offering plus the total number of Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in the initial Business Combination and any Private Placement Warrants issued to the Sponsor, officers or directors upon conversion of Working Capital Loans; provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.
Note 8 — Fair Value Measurements
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:
Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 8 — Fair Value Measurements (continued)
The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at March 31, 2024 and December 31, 2023 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value.
Description	Level	March 31, 2024	December 31, 2023
Assets:
Marketable securities held in Trust Account	1	$3,697,791	$4,553,517
At March 31, 2024 and December 31, 2023, $0, of the balance held in the Trust Account was held in cash. The following table presents information about the Company’s liabilities that are measured at fair value on a recurring basis at March 31, 2024 and December 31, 2023 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value.
Description	Level	March 31, 2024	Level	December 31, 2023
Liabilities:
Warrant Liability – Public Warrants	1	$2,013,333	1	$826,666
Warrant Liability – Private Placement Warrants	2	1,147,600	2	471,200
Total Warrant Liabilities		$3,160,933		$1,297,866
The Warrants are accounted for as liabilities in accordance with ASC 815-40 and are presented within the warrant liabilities on the condensed balance sheets. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of the warrant liabilities in the condensed statements of operations.
Initial Measurement and Subsequent Measurement
The Company established the initial fair value for the Public Warrants on December 21, 2020, the date of the consummation of the Company’s Initial Public Offering, using a Monte Carlo simulation model. The Company allocated the proceeds received from (i) the sale of Units (which is inclusive of one Class A ordinary share and one-third of one Public Warrant), (ii) the sale of Private Placement Warrants, and (iii) the issuance of shares of Class B ordinary shares, based on their fair values as determined at initial measurement, Class A ordinary shares and Class B ordinary shares based on their relative fair values at the initial measurement date. The Warrants were classified as Level 3 at the initial measurement date due to the use of unobservable inputs.
The Warrants are measured at fair value on a recurring basis. The subsequent measurement of the Public Warrants as of March 31, 2024 and December 31, 2023 is classified as Level 1 due to quoted prices in an active market since February 8, 2021. The Private Placement Warrants as of March 31, 2024 and December 31, 2023 are classified as Level 2 due to the use of quoted prices for similar assets that are not active.
As of March 31, 2024, the Public Warrants and Private Placement Warrants were determined to be $0.15 and $0.15 per warrant for aggregate values of approximately $2.0 million and $1.1 million, respectively. As of December 31, 2023, the Public Warrants and Private Placement Warrants were determined to be $0.06 and $0.06, respectively, per warrant for aggregate values of approximately $0.8 million and $0.5 million, respectively.

CORNER GROWTH ACQUISITION CORP.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2024
Note 8 — Fair Value Measurements (continued)
The following table presents the changes in the fair value of warrant liabilities:
	Private Placement	Public	Warrant Liabilities
Fair value as of December 31, 2022	$228,000	$400,000	$628,000
Change in valuation inputs or other assumptions	684,000	1,200,000	1,884,000
Fair value as of March 31, 2023	$912,000	$1,600,000	$2,512,000
Fair value as of December 31, 2023	$471,200	$826,666	$1,297,866
Change in valuation inputs or other assumptions	676,400	1,186,667	1,863,067
Fair value as of March 31, 2024	$1,147,600	$2,013,333	$3,160,933
Level 3 financial liabilities consist of the Private Placement Warrant liability for which there is no current market for these securities such that the determination of fair value requires significant judgment or estimation. Changes in fair value measurements categorized within Level 3 of the fair value hierarchy are analyzed each period based on changes in estimates or assumptions and recorded as appropriate. There were no transfers in or out of level 3 for the three months ended March 31, 2023. As of December 31, 2023, the Private Placement Warrants were valued based on quoted prices for similar assets and were transferred out of Level 3.
Note 9 — Subsequent Events
The Company evaluated subsequent events and transactions that occurred up to the date condensed financial statements were issued. Based upon this review, the Company did not identify any other subsequent events, not previously disclosed, that would have required adjustment or disclosure in the condensed financial statements, except as described below.
On May 10, 2024, the Company received a letter (the “Second Notice”) from the Listing Qualifications Department of Nasdaq notifying the Company that the Company no longer meets the minimum 500,000 publicly held shares requirement for The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(4) (the “Minimum Publicly Held Shares Requirement”). In accordance with Nasdaq rules, the Company has 45 days, or until June 24, 2024, to submit a plan to regain compliance with the Minimum Publicly Held Shares Requirement. The Second Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities on The Nasdaq Capital Market.

Noventiq Holdings PLC
Unaudited interim condensed consolidated financial statements
For the six months ended 30 September 2023

Noventiq Holdings PLC
Interim condensed consolidated financial statements
for the six months 30 September 2023

Noventiq Holdings PLC
Interim condensed consolidated statements of profit or loss and other comprehensive income (loss)
for the six months ended 30 September 2023 and 30 September 2022
(in thousands of US dollars except for per share data)
	Notes	Six months ended 30 September 2023	Six months ended 30 September 2022
		Unaudited	Unaudited
Revenue from contracts with customers	10	219,757	161,105
Cost of sales	11	(125,947)	(86,218)
Gross profit		93,810	74,887
Selling, general and administrative expenses	12	(99,027)	(79,661)
Other operating income	13	3,581	2,086
Other operating expenses	14	(7,854)	(7,401)
Operating loss		(9,490)	(10,089)
Share of net loss in associates and joint ventures		(103)	—
Foreign exchange loss		(5,844)	(6,017)
Finance income		3,574	1,698
Finance costs	15	(8,805)	(8,006)
Change in fair value of financial instruments	16	(3,693)	—
Loss before tax from continuing operations		(24,361)	(22,414)
Income tax expense	17	(3,755)	(485)
Net loss for the period from continuing operations		(28,116)	(22,899)
Net profit for the period from discontinued operations		—	22,343
Net loss for the period		(28,116)	(556)
Attributable to holders of the Company		(26,735)	556
Non-controlling interests		(1,381)	(1,112)
Other comprehensive income / (loss)
Other comprehensive income / (loss) that may be reclassified to profit or loss in subsequent periods (net of tax):
Translation difference		(12,633)	(45,857)
Other comprehensive income / (loss) not to be reclassified to profit or loss in subsequent periods (net of tax):
Fair value reserve of equity instrument designated at FVOCI		—	(19,905)
Total other comprehensive loss for the period, net of tax		(12,633)	(65,762)
Total comprehensive loss for the period, net of tax		(40,749)	(66,318)
Attributable to holders of the Company		(38,541)	(64,584)
Non-controlling interest		(2,208)	(1,734)
Earnings / (loss) per share
Basic earnings/(loss) per share, US dollars		(0.12)	0.00
Diluted earnings/(loss) per share, US dollars		(0.12)	0.00
Loss per share for continuing operations
Basic loss per share from continuing operations, US dollars		(0.12)	(0.10)
Diluted loss per share from continuing operations, US dollars		(0.12)	(0.10)
Earnings per share for discontinued operations
Basic earnings per share from discontinued operations, US dollars		—	0.10
Diluted earnings per share from discontinued operations, US dollars		—	0.10
The accompanying notes are an integral part of these interim condensed consolidated financial statements.

Noventiq Holdings PLC
Interim condensed consolidated statements of financial position
As at 30 September 2023 and 31 March 2023
(in thousands of US dollars)
	Notes	30 September 2023	31 March 2023
		Unaudited	Audited
Assets
Non-current assets
Long-term deposits		6,709	6,500
Long-term loans issued		12,253	13,305
Long-term loans issued related party	20	5,727	2,957
Property and equipment, net of depreciation		7,396	9,159
Intangible assets, net of amortisation	4	60,388	65,279
Goodwill	4	150,024	164,862
Right-of-use assets		14,910	15,716
Investments in joint ventures		505	612
Other non-current assets		1,679	758
Deferred tax assets		11,440	12,401
		271,031	291,549
Current assets
Software licenses and other inventory		42,581	29,923
Income tax receivable		7,351	6,766
Trade receivables, net of allowance	5	313,349	343,065
Advances issued and other current assets		32,236	20,972
Advances issued and other current assets related party	20	10	6,966
Tender guarantees and deposits		5,677	10,196
Other receivables		201	198
Other taxes receivable		28,754	22,974
Loans issued		10,362	828
Loans issued related party	20	565	7,906
Other current financial assets		5,651	8,906
Cash and cash equivalents	6	89,104	136,295
		535,841	594,995
Total assets		806,872	886,544
Equity
Share capital	7	56	56
Accumulated deficit		(81,059)	(54,388)
Share premium		418,817	418,817
Other reserves		(20,031)	(19,895)
Treasury shares		(6,804)	(6,900)
Other components of equity		(6,679)	(6,679)
Translation reserve		(70,774)	(58,968)
Equity and assets attributable to owners		233,526	272,043
Non-controlling interests		(717)	(77)
Total equity		232,809	271,966
The accompanying notes are an integral part of these interim condensed consolidated financial statements.

Noventiq Holdings PLC
Interim condensed consolidated statements of financial position (continued)
As at 30 September 2023 and 31 March 2023
(in thousands of US dollars)
	Notes	30 September 2023	31 March 2023
		Unaudited	Audited
Non-current liabilities
Long-term borrowings		4,189	5,298
Long-term lease liabilities		10,888	11,943
Long-term contingent consideration for acquisitions	18,19	45,941	51,480
Long-term deferred payment for acquisitions		1,255	1,837
Other long-term liabilities		5,608	6,369
Long-term tax payable		759	794
Deferred tax liabilities		11,431	12,004
		80,071	89,725
Current liabilities
Trade and other payables	9	359,308	402,344
Contract liabilities		13,260	17,834
Contract liabilities related party	20	39	1,977
Short-term borrowings		65,128	39,021
Short-term borrowings related party	20	—	7,503
Short-term lease liabilities		5,072	4,502
Other taxes payable		21,675	23,718
Short-term deferred payment for acquisitions		3,434	7,020
Short-term contingent consideration for acquisitions	18,19	22,143	17,377
Income tax payable		3,933	3,557
		493,992	524,853
Total liabilities		574,063	614,578
Total equity and liabilities		806,872	886,544

On 4 March 2024 the Board of Directors of Noventiq Holdings PLC authorised these interim condensed consolidated financial statements for issue.
Director ROYSTON CHARLES HARDING	Director HERVE TESSLER
The accompanying notes are an integral part of these interim condensed consolidated financial statements.

Noventiq Holdings Plc.
Interim condensed consolidated statements of cash flows
For the six months ended 30 September 2023 and 30 September 2022
(in thousands of US dollars)
	Notes	Six months ended 30 September 2023	Six months ended 30 September 2022
		Unaudited	Unaudited
Operating activities
Loss before tax from continuing operations		(24,361)	(22,414)
Profit before tax from discontinued operations		—	25,830
Profit (loss) before profit tax		(24,361)	3,416
Adjustments to reconcile profit (loss) before tax to net cash flows:
Depreciation and amortisation		10,919	16,983
Loss/(gain) on non-current assets disposal		(6)	107
Foreign exchange loss / (gain)		5,844	(427)
Inventory write-offs to net realizable value		259	2,277
Expected credit losses / (gains)		2,953	(2,925)
Finance costs		8,805	15,139
Finance income		(3,574)	(3,779)
Loss in associates and joint ventures		103	—
Change in fair value of financial instruments		3,693	(14,028)
Impairment of goodwill and intangible assets	4	6,039	6,263
Other non-cash transactions		(1,339)	—
Operating profit before working capital changes		9,335	23,026
Working capital adjustments:
Increase in software licenses and other inventory		(12,917)	(7,592)
Decrease/(increase) in advances issued, trade and other receivables		11,878	(128,528)
(Decrease)/increase in contract liabilities, trade and other payables		(41,968)	46,535
Cash used in operations		(33,672)	(66,559)
Income tax paid		(2,051)	(368)
Net cash used in operating activities		(35,723)	(66,927)
Investing activities
Acquisition of subsidiaries, net of cash acquired		(7,915)	(12,392)
Net cash out from the disposal group		(461)	—
Purchase of property, plant and equipment		(1,633)	(461)
Purchases of intangible assets, including amounts of costs capitalised		(4,621)	(10,508)
Sale of Crayon shares		—	42,267
Purchase of securities		(1,973)	(17,554)
Loans issued		(9,350)	(9,376)
Loans issued to related parties		(493)	(14,864)
Interest received (loans and deposits)		1,635	2,287
Interests received from related parties		125	23
Loans collected		4,476	184
Loans collected from related parties		1,324	21,792
Net cash (used in)/generated from investing activities		(18,886)	1,398
Cash flows from financing activities
Repayment of borrowings		(38,499)	(64,622)
Proceeds from borrowings		49,766	120,689
Receipts from borrowings to related parties		27	—
Overdrafts and revolving credit lines cash turnover, net		8,832	5,377
Payment of principal portion of lease liabilities		(3,102)	(5,811)
Interest paid		(1,393)	(9,222)
Interest paid (borrowings and financial leasing for internal use) to related parties		—	(26)
Treasury shares		—	(4,915)
Dividends paid		(690)	—
Net cash generated from financing activities		14,941	41,470
Foreign exchange difference		(7,523)	(829)
Net decrease in cash and cash equivalents		(47,191)	(24,888)
Cash in banks and on hand at beginning of the period		136,295	334,071
Cash in banks and on hand at end of the period	6	89,104	309,183
The accompanying notes are an integral part of these interim condensed consolidated financial statements.

Noventiq Holdings Plc.
Interim condensed consolidated statements of changes in equity
For the six months ended 30 September 2023 and 30 September 2022
(in thousands of US dollars)
	Share capital	Retained Earnings (accumulated deficit)	Share premium	Other reserves	Treasury shares	Revaluation of equity instruments designated at FVOCI	Share in OCI of a joint venture	Translation reserve	Equity attributable to shareholders of Noventiq	Non- controlling interests	Total equity
Balance as at 1 April 2022 (restated (Note 2))	43	17,753	414,201	(17,190)	(5,791)	13,226	41,829	(43,042)	421,029	(2,393)	418,636
Profit/(loss) for the period	—	556	—	—	—	—	—	—	556	(1,112)	(556)
Exchange loss on translation of foreign operations	—	—	—	—	—	—	—	(45,235)	(45,235)	(622)	(45,857)
Fair value reserve of equity instrument designated at FVOCI	—	—	—	—	—	(19,905)	—	—	(19,905)	—	(19,905)
Total comprehensive income	—	556	—	—	—	(19,905)	—	(45,235)	(64,584)	(1,734)	(66,318)
IPO-related costs	—	—	12	—	—	—	—	—	12	—	12
Reclassification of OCI to retained earnings	—	41,829	—	—	—	—	(41,829)	—	—	—	—
Purchase of treasury shares	—	—	—	—	(4,914)	—	—	—	(4,914)	—	(4,914)
Acquisition of non-controlling interest	—	2,703	—	(1,815)	—	—	—	(3,344)	(2,456)	641	(1,815)
Acquisition of subsidiary	—	(20)	—	—	—	—	—	—	(20)	3,411	3,391
Other equity reserves transfer	—	(14,427)	—	14,926	—	—	—	—	499	—	499
Balance as at 30 September 2022 (unaudited)	43	48,394	414,213	(4,079)	(10,705)	(6,679)	—	(91,621)	349,566	(75)	349,491
Balance as at 1 April 2023	56	(54,388)	418,817	(19,895)	(6,900)	(6,679)	—	(58,968)	272,043	(77)	271,966
Loss for the period	—	(26,735)	—	—	—	—	—	—	(26,735)	(1,381)	(28,116)
Exchange loss on translation of foreign operations	—	—	—	—	—	—	—	(11,806)	(11,806)	(827)	(12,633)
Total comprehensive income	—	(26,735)	—	—	—	—	—	(11,806)	(38,541)	(2,208)	(40,749)
Profit distribution	—	—	—	—	—	—	—	—	—	(690)	(690)
Subsidiary disposal (Note 3(c))	—	—	—	—	—	—	—	—	—	2,258	2,258
Exercise of options (Note 8)	—	40	—	(136)	96	—	—	—	—	—	—
Other	—	24	—	—	—	—	—	—	24	—	24
Balance as at 30 September 2023 (unaudited)	56	(81,059)	418,817	(20,031)	(6,804)	(6,679)	—	(70,774)	233,526	(717)	232,809
The accompanying notes are an integral part of these interim condensed consolidated financial statements.

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements
For the six months ended 30 September 2023
(in thousands of US dollars)
1.
Corporate information

Noventiq or Noventiq Holdings PLC (formerly Softline Holding PLC) is a leading global solutions and services provider in digital transformation and cybersecurity, headquartered in London. The company enables, facilitates and accelerates digital transformation for its customers’ businesses, connecting 80,000+ organizations from all sectors with a plethora of best-in-class IT vendors, alongside its own services and solutions.
Considering its broad vendor relationships, own capabilities and services portfolio, the Group is located at the heart of the digital transformation megatrend and caters for the full range of customers’ technology needs.
The interim condensed consolidated financial statements of Noventiq Holdings PLC (“the Company”) and its subsidiaries (collectively, “the Group”) for the six months ended 30 September 2023 were authorised for issue in accordance with a unanimous written resolution of the Board of Directors on 4 March 2024.
On 20 October 2022, the Group completed the distribution of Softline Trade JSC, a wholly owned subsidiary, (the “Russian business” or “Softline Russia” or “SLR”) to its founder, Mr. Igor Borovikov (the “Separation”). Following the completion of the Separation, “Softline Russia” is now a wholly separate business to the Group.
On 22 June 2023, the Group canceled the listing of the Company’s Global Depositary Receipts (“GDR”) on the London Stock Exchange (“LSE”).On 27 September 2023 the Group also de-listed its GDR’s from trading on the Moscow Exchange (“MoEX”). Delisting on LSE and MoEX is a condition of the business combination with Corner Growth Acquisition Corp which was announced on 4 May 2023. A potential business combination would result in the combined company being publicly-listed on the Nasdaq Capital Market of the US Nasdaq Stock Market (“Nasdaq”).
Noventiq Holdings PLC was incorporated in Cyprus on 3 December 2008 as Axion Holding Cyprus Ltd. and renamed on 11 October 2021 to Softline Holding PLC and on 21 February 2023 it was legally renamed to Noventiq Holdings PLC. In July 2023, Noventiq Holdings plc redomiciled from Cyprus to the Cayman Islands. The registered office is located in PO Box 309, Ugland House, Grand Cayman, KY1-1104, physical office and tax residence of the Company remains the same — Office N302, 11 Kosta Charaki Street, Limassol, CY-3041.
The Group operates across a broad range of geographies, with representation in almost 60 countries in high-potential emerging markets (including India, countries of the Asia Pacific region, economies in Central & Eastern Europe as well as in LATAM and the Middle East) and in some developed economies. The Group’s account managers and sales specialists, service engineers, developers and other IT professionals help customers navigate the complexity at every stage of the customer cycle with its solution-driven end-to-end approach. Taking vendors’ capabilities and matching with own services and solutions in the most efficient way, Noventiq creates, delivers, continuously develops and secures for its customers the entire technology stack required for digital transformation. The Group’s portfolio is based on its comprehensive global relationships with major IT technology providers and includes solutions to facilitate customer transition to or management of public and private clouds, management and development of the software estate and hardware provisioning. Additionally, the Group is developing its own platforms for comprehensive customer engagement and electronic commerce along with its own solutions and products in high-growth domains like AI.
The Group’s IT solutions and services are delivered through three business lines:
•
Software and cloud, comprising (i) software offerings, which incorporate traditional on-premises licensing and modern subscription agreements for a full range of software products, including

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
1.
Corporate information (continued)

operating systems, virtualisation, cybersecurity, business productivity, creativity, education and other, from many blue-chip software vendors (such as Microsoft, Adobe and Oracle); and (ii) cloud offerings, a diverse portfolio of cloud computing services, including public cloud, dedicated private cloud and hybrid cloud solutions based on leading vendor technologies and services (including Amazon Web Services, Google Cloud Platform and Microsoft Azure).
•
Hardware, offering advice, design, resale, installation and support for a full range of workplace, data centre and network infrastructure, with hardware offerings from leading vendors such as Apple, Cisco, Dell, Hewlett Packard Enterprise and HP Inc.

•
Services, offering a range of value-rich managed and professional services, including cybersecurity services, future workplace services, IT infrastructure, digital solutions, Software Asset Management (“SAM”) and the Group’s own public cloud services (Noventiq Cloud), as well as next generation services offerings, such as software development and application engineering, and co-innovation with customers using artificial intelligence, machine learning and other technologies.

2.
Basis of preparation and changes to the Group’s accounting policies

General
The interim condensed consolidated financial statements for the six months ended 30 September 2023 have been prepared in accordance with International Accounting Standards (“IAS”) 34 Interim Financial Reporting. The Group has prepared the consolidated financial statements on the basis that it will continue to operate as a going concern. The Directors consider that there are no material uncertainties that may cast significant doubt over this assumption. They have formed a judgement that there is a reasonable expectation that the Group has adequate resources to continue in operational existence for the foreseeable future, and not less than 12 months from the end of the reporting period.
The interim condensed consolidated financial statements do not include all the information and disclosures required in the annual consolidated financial statements, and should be read in conjunction with the Group’s annual consolidated financial statements as at and for the year ended 31 March 2023.
The accounting policies adopted in the preparation of the interim condensed consolidated financial statements are consistent with those followed in the preparation of the Group’s annual consolidated financial statements for the year ended 31 March 2023, except for the adoption of new standards effective as of 1 April 2023.
The interim condensed consolidated financial statements are presented in US dollars and all values are rounded to the nearest thousand ($’000), except when otherwise indicated.
Changes in accounting policies and disclosures
The Group has not early adopted any standard, interpretation or amendment that has been issued but is not yet effective. Several amendments apply for the first time in 2023 and their impact on the interim condensed consolidated financial statements of the Group is disclosed below.
IFRS 17 Insurance Contracts
In May 2017, the IASB issued IFRS 17 Insurance Contracts (IFRS 17), a comprehensive new accounting standard for insurance contracts covering recognition and measurement, presentation and disclosure. Once effective, IFRS 17 will replace IFRS 4 Insurance Contracts (IFRS 4) that was issued in 2005. IFRS 17

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
2.
Basis of preparation and changes to the Group’s accounting policies (continued)

applies to all types of insurance contracts (i.e., life, non-life, direct insurance and re-insurance), regardless of the type of entities that issue them, as well as to certain guarantees and financial instruments with discretionary participation features.
IFRS 17 is effective for reporting periods beginning on or after 1 January 2023, with comparative figures required. Early application is permitted, provided the entity also applies IFRS 9 and IFRS 15 on or before the date it first applies IFRS 17. The amendments had no impact on the Group’s interim condensed consolidated financial statements.
Definition of Accounting Estimates — Amendments to IAS 8
In February 2021, the IASB issued amendments to IAS 8, in which it introduces a definition of ‘accounting estimates’. The amendments clarify the distinction between changes in accounting estimates and changes in accounting policies and the correction of errors. Also, they clarify how entities use measurement techniques and inputs to develop accounting estimates.
The amendments are effective for annual reporting periods beginning on or after 1 January 2023 and apply to changes in accounting policies and changes in accounting estimates that occur on or after the start of that period. Earlier application is permitted as long as this fact is disclosed.
The amendments had no impact on the Group’s interim condensed consolidated financial statements.
Disclosure of Accounting Policies — Amendments to IAS 1 and IFRS Practice Statement 2
In February 2021, the IASB issued amendments to IAS 1 and IFRS Practice Statement 2 Making Materiality Judgements, in which it provides guidance and examples to help entities apply materiality judgements to accounting policy disclosures. The amendments aim to help entities provide accounting policy disclosures that are more useful by replacing the requirement for entities to disclose their ‘significant’ accounting policies with a requirement to disclose their ‘material’ accounting policies and adding guidance on how entities apply the concept of materiality in making decisions about accounting policy disclosures.
The amendments to IAS 1 are applicable for annual periods beginning on or after 1 January 2023 with earlier application permitted. Since the amendments to the Practice Statement 2 provide non-mandatory guidance on the application of the definition of material to accounting policy information, an effective date for these amendments is not necessary.
The amendments had no impact on the Group’s interim condensed consolidated financial statements but are expected to affect the accounting policy disclosures in the Group’s annual consolidated financial statements.
Deferred Tax related to Assets and Liabilities arising from a Single Transaction — Amendments to IAS 12
The Group has adopted the amendment to IAS 12 retrospectively, from 1 April 2022. The amendments narrow the scope of the initial recognition exemption on leases, to exclude transactions that give rise to equal and offsetting temporary differences. Following this reassessment, the deferred tax asset and liabilities recognised relating to the Group’s leases has resulted in an increase of deferred tax asset and deferred tax liabilities by the same amount of $2,107 in the consolidated statements of financial position as at 31 March 2023.The adjustment had no impact on retained earnings as at 1 April 2022 and relates to leases which were originally dealt with using the initial recognition exemption. This change in accounting policy will also be reflected in the Group’s consolidated financial statements for the year ending 31 March 2024.

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
2.
Basis of preparation and changes to the Group’s accounting policies (continued)

Changes in presentation and correction of errors
Correction of an error — Long-term incentive options
During the year ended 31 March 2023 the Group conducted a detailed review of the granted long-term incentive options and discovered that some of the long-term incentive options issued to certain members of management in the year ended 31 March 2022 were erroneously not accounted for. In addition, the Company discovered that some of the assumptions used in the measurement of the fair value of the options issued in the previous years were not determined at the grant date. These errors have been corrected by including additional unaccounted awards in the calculation of the long-term incentive options issued in the year ended 31 March 2022 and also revising the grant date fair value calculations for the long-term incentive options issued in the year ended 31 March 2022 and before. As a result of this change, the Group’s retained earnings as of 1 April 2022 decreased by $12,572.
Correction of non-controlling interest in Active Group entities
During the year ended 31 March 2023 the Group identified errors relating to the recognition of non-controlling interests resulting from the incorrect application of the requirements of IFRS 3 to subsequent accounting of the non-controlling interest in the Active Group entities. As a consequence, the non-controlling interest as at 1 April 2022 was adjusted with the credit of $5,080 to non-controlling interest, debit of $7,229 to retained earnings and credit of $2,149 to translation reserve.
3.
Business combinations, acquisitions and disposals

(a)   Acquisitions in the six months ended 30 September 2023
Acquisition of LLC Pacifica
On 16 May 2023 the Group acquired 100% share in LLC Pacifica for a total consideration of $707. LLC Pacifica is a company registered in Kazakhstan, focused purely on cybersecurity providing cybersecurity solutions and services (design and implementation of cybersecurity systems, cybersecurity systems maintenance services and technical support, audit and consulting services, cybersecurity education center). The company has strong expertise and experienced team with key salesforce and engineers working for over 10 years in the company. The acquisition will give opportunity to increase profitability of the segment with services penetration and will provide broader access to local market including government sector.
This transaction was accounted for using the acquisition method. The results of operations of LLC Pacifica will be included in the consolidated financial statements from the date of acquisition of control, 16 May 2023. The Group acquired LLC Pacifica as part of the ROE segment.

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
3.
Business combinations, acquisitions and disposals (continued)

The following schedule reflects the provisional purchase price allocation to the net assets acquired:
16 May 2023
Assets
Property and equipment	7
Intangible assets (Note 4)	521
Right-of-use assets	41
Deferred tax assets	31
Income tax receivable	14
Trade receivables	233
Advances issued and other current assets	2
Other receivables	3
Other taxes receivable	30
Cash and short-term deposits	23
905
Liabilities
Long-term lease liabilities	9
Deferred tax liabilities	115
Short-term lease liabilities	32
Trade and other payables	454
Other taxes payable	83
693
Total identifiable net liabilities at fair value	212
Goodwill arising on acquisition	495
Short-term deferred consideration for acquisition	367
Long-term contingent consideration for acquisition	340
Total consideration for acquisition	707
Cash flow on acquisition
Net cash acquired with the subsidiary	23
Cash paid	—
Net cash flow on acquisition	23
During the measurement period the Company adjusted provisional amounts disclosed in the annual consolidated financial statements for the year ended 31 March 2023 which primarily related to $521 increase in intangible assets for the recognition of the client base, $115 increase in deferred tax liability and $338 increase in long-term contingent consideration.
During May 2023 the short-term deferred consideration was partially paid in the amount of $242.

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
3.
Business combinations, acquisitions and disposals (continued)

The goodwill of $495 arising from the Group’s acquisition of Pacifica represents the expected benefits from delivering additional value to customers in the sphere of cybersecurity by adding engineers to the Group’s existing force. None of the goodwill recognised is expected to be deductible for income tax purposes.
Intangible assets arising from acquisition are represented by a customer base in the amount of $521 with the useful life of 5 years.
The fair value of the trade receivables amounts to $233. The gross amount of trade receivables is $233 and it is expected that the full contractual amounts can be collected.
Transaction costs of $36 were expensed and are included in Selling, general and administrative expenses as at 30 September 2023.
As part of the sales and purchase agreement with the previous owners of LLC Pacifica, contingent consideration has been agreed. There will be additional cash payments to the previous owners of LLC Pacifica depending on EBITDA for the period from 1 January 2025 until 31 December 2025.
As at the acquisition date, the total fair value of the contingent consideration was estimated to be $340. The fair value is determined using a DCF method. The contingent consideration is calculated at the assumption that the EBITDA grows on average by 6.3% each year. 5% increase (decrease) in the growth rate of revenue would result in increase (decrease) in fair value by $25 ($35). The contingent consideration is discounted at WACC 17.41%. A 1% increase (decrease) in the WACC would result in a decrease (increase) in fair value by $9 ($9).
From the date of acquisition, Pacifica has contributed $852 to the revenue, $485 to the gross profit and $161 to the net profit of the Group for the six months ended 30 September 2023. If the acquisition had taken place at the beginning of the period, i.e., 1 April 2023, revenue, gross profit and net profit, which Pacifica contributed to the Group for the six months period, would have been $937, $467 and $141 respectively.
(b)
Discontinued operations in the year ended 31 March 2023

On 19 July 2022, the Group publicly announced the decision of its Board of Directors to separate the Russian business from the Group. The separation was effected by way of distribution of Softline Trade JSC, a wholly owned subsidiary, to an entity controlled by the original founder Mr Igor Borovikov for a consideration of 1 US dollar and a dilution of the aggregate shareholding of Mr Igor Borovikov and SGI Limited (an entity controlled by Mr Igor Borovikov and which is the Group’s largest shareholder) effected through a waiver of their entitlements to the Bonus issuance of ordinary shares or GDRs representing ordinary shares in the Group for nil consideration which were issued to the other Company shareholders to compensate them for the loss of value in their securities arising from the distribution of Softline Trade JSC for 1 US dollar. The distribution of Softline Trade JSC was completed on 19 October 2022 when the transfer of ownership was registered with the regulator.
The comparative interim condensed consolidated statement of profit or loss and other comprehensive income (loss) for the six months ended 30 September 2022 distinguish discontinued operations from

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
3.
Business combinations, acquisitions and disposals (continued)

continuing operations. Financial information relating to the discontinued operations for the six months ended 30 September 2022 is set out below.
Six months ended 30 September 2022
Revenue from contracts with customers	183,937
Expenses	(173,519)
Operating profit	10,418
Finance costs, net	15,412
Profit before profit tax from discontinued operations	25,830
Income tax expenses	(3,487)
Net profit for the year from discontinued operations	22,343
Attributable to holders of the parent	22,422
Non-controlling interest	(79)
The net cash flows incurred by the Russian business for the six months ended 30 September 2022 are, as follows:
Six months ended 30 September 2022
Operating	6,025
Investing	(17,050)
Financing	36,313
Net cash inflow	25,288

(c)
Disposal of subsidiaries in the six months ended 30 September 2023

Disposal of Active group companies
On 31 August 2023 the Group sold its 51% interest in ActiveCloud Holding Limited (Cyprus) which is a holding company for ActiveHost RU (Russia) and LLC Activnie Tehnologii (Belarus) for $6,223 to LLC Niltasoft Computers Trading. The sale is a result of a legal and asset restructuring of the Group before the contemplated business combination and public listing on the Nasdaq (Note 1). The contract price for Active group companies disposal is settled by offsetting the debt to JSC Softline arising before the disposal of SLR in the amount of $6,599. Both JSC Softline and LLC Niltasoft Computers Trading are subsidiaries of the Softline Russia.
The net gain on disposal of Active group companies in the amount of $1,648 was recognised as other operating income in interim condensed consolidated statement of profit or loss and other comprehensive income (loss) for the six months ended 30 September 2023.

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
3.
Business combinations, acquisitions and disposals (continued)

The carrying value of identifiable net assets of disposed Active group companies as at 31 August 2023 was as follows:
31 August 2023
Assets
Goodwill (Note 4)	1,899
Intangible assets (Note 4)	509
Property and equipment	1,676
Lease assets rights	59
Deferred tax assets	3
Cash and short-term deposits	461
Loans issued	172
Trade and other receivables	976
Taxes receivable	36
5,791
Liabilities
Trade and other payables	(2,076)
Advances received	(846)
Taxes payable	(194)
Payables to staff	(373)
Borrowings	(993)
Obligations under finance leases	(76)
(4,558)
Total identifiable net assets at carrying value	1,233
The net result on disposal of Active group companies was as follows:
31 August 2023
Derecognized total identifiable net assets at carrying value	(1,233)
Derecognized intercompany receivables of the Group companies with disposed Active companies	(1,460)
Derecognized liability to SLR companies	6,599
Derecognized non-controlling interest	(2,258)
Gain on disposal of subsidiary	1,648

4.
Intangible assets and goodwill

During the six months ended 30 September 2023, the Group acquired and capitalised internally generated intangible assets with a cost of $4,621 (the six months ended 30 September 2022: $10,508), excluding $521 of intangible assets and $495 of goodwill acquired through a business combination (see Note 3 (a)).

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
4.
Intangible assets and goodwill (continued)

Intangible assets with a net book value of $206 were disposed by the Group during six months ended 30 September 2023 (the six months ended 30 September 2022: $0) excluding $509 of intangible assets and $1,899 of goodwill which were derecognized as the result of disposal of Active group companies, please refer to Note 3 (c).
Intangible assets and goodwill were also reduced by impairment as discussed below. Amortisation charge for the six months ended 30 September 2023 comprised $6,826 (the six months ended 30 September 2022: $9,845, including $3,918 attributable to continuing operations) and remaining change was recorded as a translation difference and hyperinflation adjustment in the same period.
As at 30 September 2023 the gross amount of goodwill was equal to $179,451 (31 March 2023: $191,562) and accumulated impairment losses were equal to $29,427 (31 March 2023: $26,700 ).
The Group assesses, at each reporting date, whether there is an indication that an asset may be impaired. If any indication exists, or when annual impairment testing for an asset is required, the Group estimates the asset’s recoverable amount. An asset’s recoverable amount is the higher of an asset’s fair value less costs of disposal and its value in use. The Group considers both external and internal sources of information, when reviewing for indicators of impairment. In the six months ended 30 September 2023 Belarusian country specific risk premium (which increases the discount rate used in calculating CGU’s value in use) continued to deteriorate, indicating a potential impairment of goodwill and intangible assets for our cash generating units in Belarus. In addition, the economic performance of CGU in Brazil was worse than expected as well as Softline AG market share price further declined. As a result, the Group performed an impairment test as at 30 September 2023 for Noventiq Brazil, Active Platform, Softline AG, Softclub, MBicycle and Belitsoft which are the cash generating units with goodwill and intangible assets.
The calculation of recoverable amount for the CGU, which were tested for impairment, is most sensitive to the following assumptions:
A.
Noventiq Brazil:

•
Brazilian business unit revenue growth rates above 10% (in BRL) based on inflation (estimated inflation level is 3.0%+) and organic growth of 7%. Turnover growth in 2024 is explained by the effect of a low base in 2023;

•
Earnings before interest, taxation, amortisation and depreciation (EBITDA) margins are estimated at around 2% of revenues;

•
Insignificant capital expenditures ($13 per year on average);

•
Pre-tax discount rate is 14.07%;

•
Post-tax discount rate is 17.27%;

•
Terminal growth rate is 3.0%.

B.   Active Platform:
•
Active Platform is presented mainly in the market of Belarus with insignificant operations in other European markets;

•
The revenue growth rates above 16% (in BYN) based on inflation (estimated inflation level is 4.2%+) and organic growth of 12%;

•
Earnings before interest, taxation, amortisation and depreciation (EBITDA) margins are estimated at around 45.7% of revenues;

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
4.
Intangible assets and goodwill (continued)

•
Insignificant capital expenditures ($484 per year on average);

•
Pre-tax discount rate is 42.3%;

•
Post-tax discount rate is 42.3%;

•
Terminal growth rate is 5%.

C.
Softline AG:

•
Softline AG companies are presented on the European markets;

•
On 16 November 2009 Softline AG shares were released to the open market of the Munich stock market. Softline AG shares were first traded on 14 February 2000 in the General Standard Segment of the Frankfurt stock market. As the company is listed on the stock market, the Group’s impairment testing was based on an analysis of the company’s market value (stock price multiplied by number of shares held by the Group).

D.
Softclub

•
Softclub is presented mainly in the market of Belarus with insignificant operations in other CIS countries;

•
The revenue growth rates above 2% (in USD) based on inflation (estimated inflation level is 2.1% and higher);

•
Earnings before interest, taxation, amortisation and depreciation (EBITDA) margins estimated at around 29.5% of revenues;

•
Insignificant capital expenditures ($656 per year on average);

•
Pre-tax discount rate is 38.46%;

•
Post-tax discount rate is 38.46%;

•
Terminal growth rate is 2.1%.

E.
MBicycle

•
MBicycle is presented mainly in the market of Belarus with insignificant operations in other CIS countries;

•
The revenue growth rates above 16% (in BYN) based on inflation (estimated inflation level is 4% and higher);

•
Earnings before interest, taxation, amortisation and depreciation (EBITDA) margins estimated at around 14.1% of revenues;

•
Insignificant capital expenditures ($52 per year on average);

•
Pre-tax discount rate is 42.3%;

•
Post-tax discount rate is 42.3%;

•
Terminal growth rate is 5%.

F.
Belitsoft

•
Belitsoft is presented in different markets all over the world, predominantly in USA, Europe and Israel;

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
4.
Intangible assets and goodwill (continued)

•
The revenue growth rates above 12% (in USD) based on inflation (estimated inflation level is 2.1% and higher) and organic growth of 10%;

•
Earnings before interest, taxation, amortisation and depreciation (EBITDA) margins estimated at around 13.1% of revenues;

•
Insignificant capital expenditures ($115 per year on average);

•
Pre-tax discount rate is 38.46%;

•
Post-tax discount rate is 38.46%;

•
Terminal growth rate is 2.1%

During the six months ended 30 September 2023 the Group recognised impairment loss of intangible assets and goodwill attributable to Softline AG in the amount of $58 and $1,939 respectively and impairment loss of goodwill attributable to Noventiq Brazil in the amount of $4,042.
During the six months ended 30 September 2022 the Group recognised impairment loss of goodwill attributable to Softline AG in the amount of $5,952 and to Brazil in the amount of $311.
Sensitivity
With regards to the assessment of value in use for the CGUs that did not recognise an impairment loss there are no significant changes to the sensitivity information disclosed in the annual consolidated financial statements for the year ended 31 March 2023.
5.
Trade receivables

Trade receivables were as follows at 30 September 2023 and 31 March 2023:
	30 September 2023	31 March 2023
Receivables from third-party customers	320,747	345,659
Receivables from related parties (Note 20)	548	3,632
	321,295	349,291
Less: allowance for expected credit losses	(7,946)	(6,226)
	313,349	343,065

6.
Cash and cash equivalents

Cash and cash equivalents were as follows at 30 September 2023 and 31 March 2023:
	30 September 2023	31 March 2023
Short-term deposits	14,034	43,589
Cash in banks	70,817	91,034
Cash on hand	262	245
Cash equivalents	20	52
Restricted cash (net of provision)	3,971	1,375
	89,104	136,295
As of 30 September 2023, the Group recognised a provision for restricted cash in the amount of $1,974 (31 March 2023: nil).

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
7.
Share capital

Number of shares issued as at:
	30 September 2023	31 March 2023
Ordinary shares	238,848,215	238,848,215
Total number of issued shares	238,848,215	238,848,215
Shares issued but not fully paid	101,816,897	101,816,897
Shares issued and fully paid	137,031,318	137,031,318
Total number of issued shares	238,848,215	238,848,215
Nominal value per share, US dollars	0.00023647	0.00023647
Total issued share capital, US dollars	56,480	56,480

8.
Share-based payments

During the six months ended 30 September 2023 and 30 September 2022, no options were granted to the key management personnel.
For the six months ended 30 September 2023 and 30 September 2022, the Group has not recognised any share-based payment expense in the Consolidated statement of profit or loss and comprehensive income.
In August 2023 108,404 GDRs were passed to the employee from Treasury shares following the exercise of 127,535 options.
9.
Trade and other payables

Trade and other payables were as follows at 30 September 2023 and 31 March 2023:
	30 September 2023	31 March 2023
Trade payables	310,442	347,764
Payables to employees	20,163	20,443
Provision for unused vacation	4,968	5,286
Provisions/accrued expenses	5,714	4,972
Payables for non-current assets	113	295
Payables to related parties (Note 20)	680	10,772
Other payables	17,228	12,812
	359,308	402,344

10.
Revenue from contracts with customers

Set out below is the disaggregation of the Group’s revenue from contracts with customers:
30 September 2023	RoE	EMEA	LATAM	APAC	HQ and Intercompany elimination	Total
Sales of services	33,788	33,360	3,645	24,646	258	95,697
Sales of software and cloud	12,624	25,521	7,250	17,585	672	63,652
Sales of hardware	13,296	21,551	1,605	24,150	(194)	60,408
Total	59,708	80,432	12,500	66,381	736	219,757

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
10.
Revenue from contracts with customers (continued)

30 September 2022	RoE	EMEA	LATAM	APAC	HQ and Intercompany elimination	Total
Sales of services	31,977	24,046	3,659	12,005	(1,972)	69,715
Sales of software and cloud	9,252	20,220	8,188	14,537	138	52,335
Sales of hardware	17,226	11,354	3,341	7,292	(158)	39,055
Total	58,455	55,620	15,188	33,834	(1,992)	161,105
56% of revenue from the continuing operations recognised during the six months ended 30 September 2023 (the six months ended 30 September 2022: 57%) was recognised by the Group at a point in time, and the remaining portion of revenue was recognised over time.
Seasonality of operations
Historically, in addition to its own active efforts the Group has benefited from the sales and marketing drive that has been generated by Microsoft sales representatives in the second quarter of the calendar year leading up to Microsoft’s financial year end on 30 June. Sales in the third quarter of the calendar year tend to be lower than other quarters due to the general reduction in activity resulting from summer holiday schedules. In the fourth quarter of the calendar year, the Group typically experiences higher sales as many customers complete their IT purchases in advance of their fiscal year. In the six months ended 30 September 2023 15.5% (six months ended 30 September 2022: 18.6%) of revenue arises from sales of Microsoft products.
11.
Cost of sales

Set out below is the disaggregation of the Group’s cost of sales:
	Six months ended 30 September 2023	Six months ended 30 September 2022
Cost of services	53,877	37,763
Cost of hardware	50,641	30,691
Cost of software and cloud	21,429	17,764
	125,947	86,218

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
12.
Selling, general and administrative expenses

Selling, general and administrative expenses for the six months ended 30 September 2023 and 30 September 2022 was comprised of the following:
	Six months ended 30 September 2023	Six months ended 30 September 2022
Compensation to employees	56,162	45,054
Depreciation and amortisation	10,919	6,882
Payroll taxes	6,037	5,706
Legal services	4,392	3,727
Expected credit losses	2,953	4,336
Professional services	2,846	2,097
Business trips	2,100	1,536
Restricted cash provision (Note 6)	1,974	—
Licenses, certificates	1,589	847
Non-income taxes	1,208	1,526
Bank, payments and other related commissions	1,115	1,275
Advertising and marketing expenses	1,097	657
Training and entertainment expenses	1,063	799
Office maintenance costs	794	589
Maintenance	758	635
Materials	634	636
Communication expenses	623	421
Short-term lease	599	618
Transportation expenses	588	411
Repairs	379	465
Audit, other assurance and non-audit services and other expenses	1,197	1,444
	99,027	79,661

13.
Other operating income

Other operating income for the six months ended 30 September 2023 and 30 September 2022 was comprised of the following:
	Six months ended 30 September 2023	Six months ended 30 September 2022
Result on disposal of Active group companies (Note 3(c))	1,648	—
Reversal of accounts payable	424	652
Penalties received	5	317
Dividend income	71	1
Other income	1,433	1,116
	3,581	2,086

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
14.
Other operating expenses

Other operating expense for the six months ended 30 September 2023 and 30 September 2022 was comprised of the following:
	Six months ended 30 September 2023	Six months ended 30 September 2022
Impairment losses	6,039	6,263
Penalties paid	1,009	844
Result on disposal of assets	302	142
Other expenses	504	152
	7,854	7,401

15.
Finance costs

Finance costs for the six months ended 30 September 2023 and 30 September 2022 was comprised of the following:
	Six months ended 30 September 2023	Six months ended 30 September 2022
Interest on borrowings	2,311	2,181
Interest expense on right-of-use assets	621	1,205
Factoring fees	226	160
Other finance expenses	1,010	743
Interest expense	4,168	4,289
Amortisation of financial instruments, net	4,637	3,717
Finance costs	8,805	8,006

16.
Change in fair value of financial instruments

During the six months ended 30 September 2023 the Group recognised $3,693 of loss in the change in fair value of financial instruments line in the interim condensed consolidated statement of profit and loss (30 September 2022: $0) which primarily related to revaluation of Commercial International Bank (“CIB”) of Egypt shares, in the amount of $4,626 offset by gain on revaluation of Argentine National bonds and change in fair value of contingent consideration.
17.
Income tax

The Group calculates the period income tax expense using the tax rate that would be applicable to the expected total annual earnings. The major components of income tax expense in the interim condensed consolidated statement of profit or loss are:
	Six months ended 30 September 2023	Six months ended 30 September 2022
Current income tax	3,430	2,055
Deferred tax
Relating to origination and reversal of temporary differences	325	(1,570)
Income tax expense reported in the statement of profit or loss and other comprehensive income (loss)	3,755	485

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
18.
Financial assets and financial liabilities

The Group’s financial instruments as at 30 September 2023 and 31 March 2023 are presented by category in the table below:
	Category*	30 September 2023	31 March 2023
Financial assets
Long-term loan issued	FAAC	12,253	13,305
Long-term loan issued related party	FAAC	5,727	2,957
Long-term deposit	FAAC	6,709	6,500
Other non-current assets	FAAC	1,679	758
Other current financial assets	FVPL	5,651	8,906
Trade and other receivables	FAAC	313,349	343,065
Short-term loans issued	FAAC	10,362	828
Short-term loans issued related party	FAAC	565	7,906
Cash and cash equivalents	FAAC	89,104	136,295
Total financial assets		445,399	520,520
Current		419,030	497,000
Non-current		26,369	23,520
Financial liabilities
Long-term borrowings – third parties	FLAC	4,189	5,298
Long-term contingent consideration for acquisitions	FVPL	45,941	51,480
Long-term deferred payments for acquisitions	FLAC	1,255	1,837
Long-term lease liabilities	FLAC	10,888	11,943
Other long-term liabilities	FLAC	5,608	6,369
Short-term interest bearing borrowings and loans	FLAC	65,128	39,021
Short-term interest bearing borrowings and loans related party	FLAC	—	7,503
Short-term contingent consideration for acquisitions	FVPL	22,143	17,377
Short-term deferred payments for acquisitions	FLAC	3,434	7,020
Short-term lease liabilities	FLAC	5,072	4,502
Trade and other accounts payable	FLAC	359,308	351,158
Total financial liabilities		522,966	503,508
Current		455,085	426,581
Non-current		67,881	76,927

*
Financial instruments used by the Group are included in one of the following categories:

*
FAAC — financial assets at amortised cost;

*
FVOCI — FVOCI financial assets;

*
FVPL — FVPL financial assets and liabilities;

*
FLAC — financial liabilities at amortised cost.

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
18.
Financial assets and financial liabilities (continued)

The Company amended table with the Group’s financial instruments by categories as at 31 March 2023 by adding other non-current assets and other long-term liabilities to conform to the presentation for the current interim period.
Fair value of financial assets and liabilities is determined by reference to the amount of cash receivable and generally approximates carrying value due to short maturities of the instruments.
Management assessed that the fair values of cash and short-term deposits, trade receivables, trade payables, bank overdrafts and other current liabilities approximate their carrying amounts largely due to the short-term maturities of these instruments.
Contingent consideration and deferred consideration, resulting from business combinations, are valued at fair value at the acquisition date as part of the business combination. Subsequently, contingent consideration for business acquisitions is measured at fair value through profit or loss using a DCF method, while deferred consideration is measured at amortised cost.
Entire payments made on contingent and deferred consideration for previous acquisitions are included in the line item “Acquisition of subsidiaries, net of cash acquired” within the consolidated statement of cash flows.
The Company remains in breach of the IIB loan covenants at the end of the current interim period. The outstanding balance is presented as a current liability as at 30 September 2023, and the IIB had not requested early repayment of the loan as at the date of when these interim condensed consolidated financial statements were approved by the Board of Directors.
Fair value measurement
The following table provides the fair value measurement hierarchy of the Group’s assets and liabilities as at 30 September 2023.
Fair value measurement hierarchy for assets as at 30 September 2023:
		Fair value measurement using
	Date of valuation	Total	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Assets measured at fair value:
Other non-current assets	30 September 2023	1,679	—	—	1,679
Other current financial assets (quoted debt instruments)	30 September 2023	5,651	—	5,651	—
Assets for which fair values are disclosed
Long-term loan issued	30 September 2023	12,253	—	—	12,253
Long-term loan issued related party	30 September 2023	5,727	—	—	5,727
Long-term deposit	30 September 2023	6,709	—	—	6,709
Total financial assets		32,019	—	5,651	26,368
There were no transfers between Level 1 and Level 2 during the six months ended 30 September 2023.

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
18.
Financial assets and financial liabilities (continued)

Fair value measurement hierarchy for liabilities as at 30 September 2023:
		Fair value measurement using
	Date of valuation	Total	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Liabilities measured at fair value:
Other long-term liabilities	30 September 2023	5,608	—	—	5,608
Long-term and short-term contingent consideration for acquisitions	30 September 2023	68,084	—	—	68,084
Liabilities for which fair values are disclosed
Long-term borrowings – third parties	30 September 2023	4,189	—	—	4,189
Long-term deferred payments for acquisitions	30 September 2023	1,255	—	—	1,255
Long-term lease liabilities	30 September 2023	10,888	—	—	10,888
Total financial liabilities		90,024	—	—	90,024
There were no transfers between Level 1 and Level 2 during the six months 30 September 2023.
Fair value measurement hierarchy for assets as at 31 March 2023:
		Fair value measurement using
	Date of valuation	Total	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Assets measured at fair value:
Other non-current assets	31 March 2023	758	—	—	758
Other current financial assets (listed equity investments)	31 March 2023	5,615	5,615	—	—
Other current financial assets (quoted debt instruments)	31 March 2023	3,291	—	3,291	—
Assets for which fair values are disclosed
Long-term loan issued	31 March 2023	13,305	—	—	13,305
Long-term loan issued related party	31 March 2023	2,957			2,957
Long-term deposit	31 March 2023	6,500	—	—	6,500
Total financial assets		32,426	5,615	3,291	23,520

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
18.
Financial assets and financial liabilities (continued)

Fair value measurement hierarchy for liabilities as at 31 March 2023:
		Fair value measurement using
	Date of valuation	Total	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Liabilities measured at fair value:
Other long-term creditors	31 March 2023	6,369	—	—	6,369
Long-term and short-term contingent consideration for acquisitions	31 March 2023	68,857	—	—	68,857
Liabilities for which fair values are disclosed
Long-term borrowings – third parties	31 March 2023	5,298	—	—	5,298
Long-term deferred payments for acquisitions	31 March 2023	1,837	—	—	1,837
Long-term lease liabilities	31 March 2023	11,943	—	—	11,943
Total financial liabilities		94,304	—	—	94,304
The Company amended table with fair value measurement hierarchy for liabilities as at 31 March 2023 by adding short-term portion to the contingent consideration at fair value to conform to the presentation for the current interim period.
Fair value hierarchy
All assets and liabilities for which fair value is measured or disclosed in the financial statements are categorised within the fair value hierarchy, described as follows, based on the lowest level input that is significant to the fair value measurement as a whole:
•
Level 1 — quoted (unadjusted) market prices in active markets for identical assets or liabilities;

•
Level 2 — valuation techniques for which the lowest level input that is significant to the fair value measurement is directly or indirectly observable;

•
Level 3 — valuation techniques for which the lowest level input that is significant to the fair value measurement is unobservable.

For assets and liabilities that are recognised in the financial statements at fair value on a recurring basis, the Group determines whether transfers have occurred between levels in the hierarchy by re-assessing categorisation (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period.
There were no changes in the Group’s valuation processes, valuation techniques, and types of inputs used in the fair value measurements during the period.
19.
Contingent liabilities

Contingent consideration for acquisitions
The Group’s contingent consideration for acquisitions, which amounted to $68,084 (out of which $45,941 relates to long-term and $22,143 relates to short-term contingent consideration) as at

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
19.
Contingent liabilities (continued)

30 September 2023 (31 March 2023: $68,857 out of which $51,480 relates to long-term and $17,377 to short-term contingent consideration) represents an estimated amount of future payments for acquisitions of subsidiaries. It includes contingent consideration for controlling interests already acquired, variable payments for put options on non-controlling interest, and agreements to purchase non-controlling interest at a future date. When non-controlling interest is subject to a put option or forward contract, the Group does not recognise non-controlling interest and instead recognises a liability for the non-controlling shares. The put/forward liability for non-controlling shares is classified as contingent consideration if it is a variable amount and is classified as deferred consideration if it is a fixed amount.
During the six months ended 30 September 2023, $2,905 of contingent consideration was redeemed (30 September 2022: $6,492 including discontinued operations) which primarily related to the partial repayment of contingent consideration for the acquisition of G7 CR Technologies group (G7CR) and Value Point Systems group (VPS). Fair value changes recognised in profit or loss during the six months period ended 30 September 2023 increased the contingent consideration by $444 (30 September 2022: $393 including discontinued operations). Amortisation of discount for the six months ended 30 September 2023 increased contingent consideration by $4,174 (30 September 2022: $3,689 including discontinued operations) and $2,827 decrease was recorded as a translation difference in the same period (30 September 2022: increase of $3,241 including discontinued operations).
20.
Related party balances and transactions

For the purposes of these consolidated financial statements, parties are considered to be related if one party has the ability to control the other party, exercise significant influence over the other party in making financial or operational decisions or if the two parties are under common control as defined by IAS 24 Related Party Disclosures. In considering each possible related party relationship, attention is directed to the substance of the relationship, not merely the legal form.
In April 2023, Igor Borovikov, the Company’s shareholder, sold his interest in Softline Russia to a fund under the management of TETIS Capital LLC and therefore Softline Russia and its subsidiaries ceased to be related parties for the Group.
During the period, the Group had the following balances and transactions with related parties:
Short-term and long-term loans receivable from entities with significant influence over the Group:
	30 September 2023	31 March 2023
SIA Squalio	3,620	550
Softline Limited	—	4,548
Softline (D.S.) LTD	—	1,701
LLC DPA	—	892
LLC Skysoft Victory	—	330
LLP Soft Distribution	—	161
Other	131	214
	3,751	8,396

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
20.
Related party balances and transactions (continued)

Short-term and long-term loans receivable from shareholders:
	30 September 2023	31 March 2023
SGI Group Limited	2,541	2,467
	2,541	2,467
Advances issued and other receivables from entities with significant influence over the Group and shareholders:
	30 September 2023	31 March 2023
Niltasoft Computers Trading LLC	—	3,000
LLC Soft Logistic	—	2,394
JSC Softline	—	575
Softline Limited	—	533
LLC Softline Integration	—	234
LLC Softline Projects	—	142
Other	10	88
	10	6,966
Trade receivables from entities with significant influence over the Group and shareholders (Note 5):
	30 September 2023	31 March 2023
SIA Squalio	293	251
LLC Axoft Distribution	236	133
JSC Softline	—	1,777
LLP Soft Distribution	—	406
LLC Axoft International	—	281
LLC Softline Projects	—	121
LLC Axoft	—	121
LLC SkySoft Victory	—	10
Other	19	532
	548	3,632
Contract liabilities to entities with significant influence over the Group:
	30 September 2023	31 March 2023
LLC Axoft International	—	1,294
JSC Softline	—	225
LLC Soft Logistic	—	176
LLC Axoft Distribution	—	147
LLC Softline International	—	131
Other	39	4
	39	1,977

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
20.
Related party balances and transactions (continued)

Short-term and long-term borrowings from entities with significant influence over the Group:
	30 September 2023	31 March 2023
LLC Soft Logistic	—	5,139
LLC National Center for Support and Development	—	2,175
LLC Axoft	—	189
Other	26	—
	26	7,503
Trade and other payables from entities with significant influence over the Group and shareholders (Note 9):
	30 September 2023	31 March 2023
LLC DPA	616	—
SIA Squalio	31	145
JSC Softline	—	10,093
LLC Softline International	—	237
LLC Softline Integration	—	177
Other	33	120
	680	10,772
Sales from entities with significant influence over the Group:
	Six months ended 30 September 2023	Six months ended 30 September 2022
JSC Softline	564	—
LLC Smartline	3	1,576
LLC Skysoft Victory	—	1,753
LLP Soft Distribution	—	142
Other	112	1,603
	679	5,074
Purchases from entities with significant influence over the Group:
	Six months ended 30 September 2023	Six months ended 30 September 2022
JSC Softline	450	—
Other	38	—
	488	—

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
20.
Related party balances and transactions (continued)

Other transactions for the six months ended 30 September 2023
	Shareholders	Key management	Entities with significant influence over the Group	Total related party transactions
Payroll and related expense	77	2,200	—	2,277
Finance income	85	—	125	210
Finance expenses	—	—	(27)	(27)
Other transactions for the six months ended 30 September 2022:
	Shareholders	Key management	Entities with significant influence over the Group	Total related party transactions
Payroll and related expense	74	4,334	—	4,408
Finance income	—	—	307	307
Finance expenses	—	—	(3)	(3)
Information on share-based payments is disclosed in Note 8.
As at 30 September 2023 the compensation to the Group’s management, including salary and other short-term employee benefits, was accrued in the amount of $169 (as at 31 March 2023: $36).
21.
Events after the reporting period

In December 2023, the outstanding shares of Softline AG were delisted from the Frankfurt Stock Exchange and the Group has agreed to purchase the remaining minority interest for $696 to become the sole shareholder.
An exclusive distributor agreement has been concluded and signed by and between the Group and Secureend in January 2024. The Group will be the only/sole/exclusive distributor of Secureend for promoting and selling Secureend software products and services within the borders of Turkey and Azerbaijan. Secureend also agreed to transfer its experienced and skilled employees to the Group to help with the development, promotion and sales of its products. The management of operations, customer agreements, and all decisions pertaining to operational costs and expenses associated with the distribution, sale, and servicing of the Secureend products will be conducted jointly by both the Group and Secureend. In addition to the initial $1,000 license fee payment for the exclusive distribution rights, the Group agreed to pay Secureend a sum equivalent to 50% of each invoice issued to the customer for the purchase of products during the term of the agreement.
22.
Segments information

The Group regularly reports, revenue, gross profit and adjusted EBITDA in geographical market clusters to the Board of Directors. Segment performance is measured consistently with profit or loss in the consolidated financial statements.
The prevailing performance indicator is adjusted EBITDA which the Group defines as a measurement which includes profit before interest, income tax, depreciation, impairment and exclude acquisition-related expenses (including related to employee compensation arising at the moment of acquisition), the cost of charity, the exchange rate gains and losses, other items that it considers to be non-recurring or one-off.

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
22.
Segments information (continued)

In the Group’s financial reporting, the Group refers to Profit for the year and adjusted EBITDA, which are non-IFRS terms. None of these terms have any standardised meanings under IFRS, and they are therefore unlikely to be comparable to similar measures used by other companies.
The Group also discloses supplemental information about its product lines, geographies and some other items. The way the Group presents this information is not defined by IFRS.
The following geographical areas are defined as operational segments of the Group:
•
Rest of Eurasia or RoE (including Belarus, Kazakhstan);

•
Europe, the Middle East and Africa or EMEA (including Serbia, Cyprus, Germany and United Arab Emirates);

•
Latin America or LATAM (including Argentina, Chile, Colombia, Peru, Costa-Rica and Brazil);

•
Asia Pacific or APAC (including India, Vietnam and Malaysia);

•
Corporate Center or HQ.

The market clusters are composed of operating countries in the different geographical areas.
HQ is a segment represented by corporate expenses of the Group that cannot be attributed to a specific geographical segment, it includes corporate admin costs and eliminations. Inter-segment revenues and expenses are eliminated upon consolidation and reflected in the ‘HQ’ column.
The Group’s financial performance by geographical location for the period ended
30 September 2023	RoE	EMEA	LATAM	APAC	HQ and Intercompany elimination	Total
Revenue	59,708	80,432	12,500	66,381	736	219,757
Cost of sales	(33,763)	(56,057)	(2,979)	(33,450)	302	(125,947)
Gross profit	25,945	24,375	9,521	32,931	1,038	93,810
Selling, general and administrative expenses	(18,152)	(32,426)	(11,252)	(20,906)	(16,291)	(99,027)
Other operating (expenses)/income	(569)	(1,850)	(4,674)	335	2,485	(4,273)
Operating profit/(loss)	7,224	(9,901)	(6,405)	12,360	(12,768)	(9,490)
Share of net income in associates and joint ventures	—	(103)	—	—	—	(103)
Foreign exchange gain/ (loss)	(63)	1,043	(5,473)	(1,229)	(122)	(5,844)
Finance income	293	3,587	54	471	(831)	3,574
Finance costs	(1,951)	(1,811)	(953)	(5,293)	1,203	(8,805)
Change in fair value of financial instruments	80	(122)	1,442	(438)	(4,655)	(3,693)
Profit/(loss) before tax	5,583	(7,307)	(11,335)	5,871	(17,173)	(24,361)
Income tax expense	(60)	10	(2,696)	(1,007)	(2)	(3,755)
Profit/(loss) for the year	5,523	(7,297)	(14,031)	4,864	(17,175)	(28,116)
Added back:
Income tax expense	60	(10)	2,696	1,007	2	3,755

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
22.
Segments information (continued)

30 September 2023	RoE	EMEA	LATAM	APAC	HQ and Intercompany elimination	Total
Depreciation and amortisation	2,454	4,685	208	2,536	1,036	10,919
Foreign exchange (gain)/loss	63	(1,043)	5,473	1,229	122	5,844
Net financial income and expenses	1,578	(1,654)	(543)	5,260	4,283	8,924
Property and equipment write-off	71	(45)	(5)	(23)	(4)	(6)
Employee termination payments	—	1	239	—	—	240
Impairment losses	—	1,997	4,042	—	—	6,039
One-off items (penalties and acquisition-related expenses)	706	931	620	(199)	4,300	6,358
Adjusted EBITDA	10,455	(2,435)	(1,301)	14,674	(7,436)	13,957

30 September 2022	RoE	EMEA	LATAM	APAC	HQ and Intercompany elimination	Total
Revenue	58,455	55,620	15,188	33,834	(1,992)	161,105
Cost of sales	(35,157)	(34,580)	(5,527)	(13,817)	2,863	(86,218)
Gross profit	23,298	21,040	9,661	20,017	871	74,887
Selling, general and administrative expenses	(15,290)	(20,337)	(10,443)	(14,800)	(18,791)	(79,661)
Other operating (expenses)/ income	(47)	(5,344)	(864)	154	786	(5,315)
Operating profit	7,961	(4,641)	(1,646)	5,371	(17,134)	(10,089)
Share of net income in associates and joint ventures	—	—	—	—	—	—
Foreign exchange gain	848	(1,855)	(2,903)	(271)	(1,836)	(6,017)
Finance income	412	181	176	244	685	1,698
Finance costs	(1,772)	(2,372)	(408)	(1,679)	(1,775)	(8,006)
Change in fair value of financial instruments	—	—	—	—	—	—
Profit/(loss) before tax	7,449	(8,687)	(4,781)	3,665	(20,060)	(22,414)
Income tax expense	(636)	197	(90)	44	—	(485)
Profit/(loss) for the year	6,813	(8,490)	(4,871)	3,709	(20,060)	(22,899)
Added back:
Income tax expense	636	(197)	90	(44)	—	485
Depreciation and amortisation	2,795	2,720	278	808	281	6,882
Foreign exchange gain	(848)	1,855	2,903	271	1,836	6,017
Net financial income and expenses	1,360	2,191	232	1,435	1,090	6,308
Property and equipment write-off	187	(3)	(47)	2	—	139
Employee termination payments	16	—	84	—	—	100
Impairment losses	—	5,952	311	—	—	6,263

Noventiq Holdings Plc.
Notes to the unaudited interim condensed consolidated financial statements (continued)
For the six months ended 30 September 2023
(in thousands of US dollars)
22.
Segments information (continued)

30 September 2022	RoE	EMEA	LATAM	APAC	HQ and Intercompany elimination	Total
One-off items (penalties and acquisition-related expenses)	(109)	(321)	582	(73)	1,640	1,719
Adjusted EBITDA	10,850	3,707	(438)	6,108	(15,213)	5,014

The key business products of the Group are Software and cloud, Hardware and Services (see Note 10 for additional information).
Additional geographical information
	India	Belarus	Serbia	Cyprus (ex-domicile)	Germany	Other countries	Total
Revenue (external) for the six months ended 30 September 2023	56,741	33,968	21,973	19,438	12,744	74,893	219,757
Revenue (external) for the six months ended 30 September 2022	25,515	33,221	10,907	10,738	11,760	68,964	161,105
	India	Belarus	Serbia	Cyprus (ex-domicile)	Germany	Other countries	Total
Non-current assets as at 30 September 2023	115,666	34,981	17,618	12,472	5,808	46,678	233,223
Non-current assets as at 31 March 2023	118,311	45,424	16,269	13,299	8,972	53,353	255,628
Non-current assets consist of goodwill, intangible assets, property, plant and equipment, right-of-use assets and investments in joint ventures. Revenues from external customers in the Group’s ex-domicile, Cyprus, as well as its major markets, India, Belarus, Serbia and Germany have been allocated based on the location of the group company.

Noventiq Holdings PLC
Consolidated financial statements
For the years ended 31 March 2023 and 31 March 2022

Noventiq Holdings PLC
Consolidated financial statements
For the years ended 31 March 2023 and 31 March 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of
Noventiq Holdings PLC
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statements of financial position of Noventiq Holdings PLC (the “Company”), as of March 31, 2023 and 2022, the related consolidated statements of profit or loss and other comprehensive income (loss), changes in equity, and cash flows for each of the two years in the period ended March 31, 2023 and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2023 and 2022, and the results of its operations and its cash flows for each of the two years in the period ended March 31, 2023 in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board.
Correction of Material Misstatements in Previously Issued Consolidated Financial Statements
As discussed in Note 2 to the consolidated financial statements, the Company has restated its consolidated financial statements as of March 31, 2022, and for the year ended March 31, 2022, for the correction of material misstatements. Our opinion is not modified with respect to this matter.
Change in Accounting Principle
As discussed in Note 2 to the consolidated financial statements, the Company has elected to change its method of revenue recognition for certain transactions within the Company’s software and cloud resale businesses during the year ended March 31, 2023. The accounting change has been retrospectively applied to all periods presented in the consolidated financial statements.
Basis for opinion on the Consolidated Financial Statements
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.
Emphasis of Matter — Discontinued Operations
As discussed in Notes 1, 3 and 5 to the consolidated financial statements, the Company distributed its wholly owned subsidiary, Softline Trade JSC, which comprised the Company’s Russian operations during the year ended March 31, 2023. The results of Softline Trade JSC have been presented as discontinued operations in the accompanying consolidated financial statements. Our opinion is not modified with respect to this matter.
/s/ UHY LLP
We have served as the Company’s auditor since 2023.
Melville, New York
November 29, 2023

Noventiq Holdings PLC
Consolidated statements of profit or loss and other comprehensive income (loss)
For the years ended 31 March 2023 and 31 March 2022
(in thousands of US dollars except for per share data)
	Notes	Year ended 31 March 2023	Year ended 31 March 2022 Restated (Note 2)
Revenue from contracts with customers	23	401,765	247,726
Cost of sales	24	(225,623)	(130,983)
Gross profit		176,142	116,743
Selling, general and administrative expenses	25	(170,626)	(110,358)
Other operating income	26	4,483	2,235
Other operating expenses	27	(22,319)	(9,700)
Operating loss		(12,320)	(1,080)
Share of net income in associates and joint ventures		(163)	—
Foreign exchange loss		(8,516)	4,032
Finance income		5,187	2,163
Finance costs	28	(19,759)	(11,846)
Change in fair value of financial instruments		5,237	(1,686)
Loss before tax from continuing operations		(30,334)	(8,417)
Income tax expense	29	(4,108)	(511)
Net loss for the year from continuing operations		(34,442)	(8,928)
Net profit for the year from discontinued operations		227,066	1,426
Net profit /(loss) for the year		192,624	(7,502)
Attributable to holders of the Company		193,651	(7,251)
Non-controlling interests		(1,027)	(251)
Other comprehensive income
Other comprehensive income that may be reclassified to profit or loss in subsequent periods (net of tax):
Translation difference		(50,598)	(9,015)
Other comprehensive income not to be reclassified to profit or loss in subsequent periods (net of tax):
Fair value reserve of equity instrument designated at FVOCI	8	(19,905)	8,768
Share in OCI of a joint venture	8	—	2,778
Total other comprehensive income / (loss), net of tax		(70,503)	2,531
Total comprehensive income / (loss) for the year, net of tax		122,121	(4,971)
Attributable to holders of the Company		122,347	(4,280)
Non-controlling interest		(226)	(691)
Earnings (loss) per share	38
Basic earnings/(loss) per share, US dollars		0.86	(0.04)
Diluted earnings/(loss) per share, US dollars		0.85	(0.04)
Earnings (loss) per share for continuing operations	38
Basic earnings/(loss) per share from continuing operations, US dollars		(0.15)	(0.05)
Diluted earnings/(loss) per share from continuing operations, US dollars		(0.15)	(0.05)
Earnings per share for discontinued operations	38
Basic earnings/(loss) per share from discontinued operations, US dollars		1.01	0.01
Diluted earnings/(loss) per share from discontinued operations, US dollars		1.00	0.01
The accompanying notes are an integral part of these consolidated financial statements.

Noventiq Holdings PLC
Consolidated statements of financial position
As at 31 March 2023 and 31 March 2022
(in thousands of US dollars)
	Notes	31 March 2023	31 March 2022 Restated (Note 2)
Assets
Non-current assets
Long-term deposits		6,500	5,171
Long-term loans issued	13	13,305	3,151
Long-term loans issued related party	13, 34	2,957	52
Property and equipment, net of depreciation	7	9,159	13,501
Intangible assets, net of amortisation	9	65,279	69,207
Goodwill	9	164,862	118,104
Right-of-use assets	21	15,716	11,952
Investments in joint ventures	8	612	91
Equity investment at FVOCI	8	—	62,173
Other non-current assets		758	2,930
Deferred tax assets	29	10,294	10,157
		289,442	296,489
Current assets
Software licenses and other inventory	10	29,923	52,869
Income tax receivable		6,766	8,714
Trade receivables, net of allowance	11	343,065	274,308
Advances issued and other current assets	15	20,972	38,045
Advances issued and other current assets related party	15, 34	6,966	1,127
Tender guarantees and deposits		10,196	3,829
Other receivables		198	131
Other taxes receivable	12	22,974	30,547
Loans issued	13	828	1,663
Loans issued related party	13, 34	7,906	16,751
Other current financial assets	8	8,906	—
Cash and cash equivalents	14	136,295	334,071
		594,995	762,055
Total assets		884,437	1,058,544
Equity
Share capital	16	56	43
Retained earnings (accumulated deficit)		(54,388)	17,753
Share premium	16	418,817	414,201
Other reserves	16	(19,895)	(17,190)
Treasury shares	16	(6,900)	(5,791)
Other components of equity		(6,679)	55,055
The accompanying notes are an integral part of these consolidated financial statements.

Noventiq Holdings PLC
Consolidated statements of financial position (continued)
As at 31 March 2023 and 31 March 2022
(in thousands of US dollars)
	Notes	31 March 2023	31 March 2022 Restated (Note 2)
Translation reserve		(58,968)	(43,042)
Equity and assets attributable to owners		272,043	421,029
Non-controlling interests	6	(77)	(2,393)
Total equity		271,966	418,636
Non-current liabilities
Long-term borrowings	18	5,298	49,197
Long-term lease liabilities	21	11,943	5,874
Long-term contingent consideration for acquisitions	32	51,480	22,448
Long-term deferred payment for acquisitions	5	1,837	7,373
Other long-term liabilities	20	6,369	8,056
Long-term tax payable	22	794	939
Deferred tax liabilities	29	9,897	5,337
		87,618	99,224
Current liabilities
Trade and other payables	19	402,344	310,464
Contract liabilities	23	17,834	57,102
Contract liabilities related party	34	1,977	2
Short-term borrowings	18	39,021	87,622
Short-term borrowings related party	18, 34	7,503	1,586
Short-term lease liabilities	21	4,502	4,495
Other taxes payable		23,718	24,793
Short-term deferred payment for acquisitions	5	7,020	26,994
Short-term contingent consideration for acquisitions	32	17,377	24,614
Income tax payable		3,557	3,012
		524,853	540,684
Total liabilities		612,471	639,908
Total equity and liabilities		884,437	1,058,544

On 29 November 2023 the Board of Directors of Noventiq Holdings PLC authorised these consolidated financial statements for issue.
Director	Director
ROYSTON CHARLES HARDING	HERVE TESSLER
The accompanying notes are an integral part of these consolidated financial statements.

Noventiq Holdings Plc.
Consolidated statements of cash flows
For the years ended 31 March 2023 and 31 March 2022
(in thousands of US dollars)
	Notes	Year ended 31 March 2023	Year ended 31 March 2022 Restated (Note 2)
Operating activities
Loss before tax from continuing operations		(30,334)	(8,417)
Profit before tax from discontinued operations		243,347	4,759
Profit (loss) before profit tax		213,013	(3,658)
Adjustments to reconcile profit before tax to net cash flows:
Gain on distribution of discontinued operations	5 (c)	(154,495)	—
Depreciation and amortisation	7, 9, 21	23,803	22,251
Loss/(gain) on non-current assets disposal		(126)	75
Foreign exchange loss / (gain)		(2,393)	503
Inventory write-offs to net realizable value	10	3,988	(7)
Expected credit losses / (gains)		(3,581)	3,754
Finance costs		28,096	22,666
Finance income		(7,348)	(2,304)
Share-based payments	17	(484)	9,563
Profit in associates and joint ventures	5 (b)	163	—
Change in fair value of financial instruments		(77,005)	1,816
Impairment of goodwill	9	19,757	8,704
Other non-cash transactions		(1,867)	—
Operating profit before working capital changes		41,521	63,363
Working capital adjustments:
Increase in software licenses and other inventory		(2,069)	(27,353)
Increase in advances issued, trade and other receivables		(253,625)	(100,306)
Increase in contract liabilities, trade and other payables		213,389	43,418
Cash used in operations		(784)	(20,878)
Income tax paid		(1,904)	(2,523)
Net cash used in operating activities		(2,688)	(23,401)
Investing activities
Acquisition of subsidiaries, net of cash acquired	5 (a)	(100,235)	(51,845)
Net cash out from the disposal group	5 (c)	(41,951)	(3,985)
Purchase of property, plant and equipment	7	(4,113)	(7,943)
Purchases of intangible assets, including amounts of costs capitalised	9	(12,042)	(15,158)
Sale of Crayon shares		42,267	68,891
Purchase of securities		(82,247)	—
Loans issued		(14,860)	(4,535)
Loans issued to related parties		(27,096)	(15,597)
The accompanying notes are an integral part of these consolidated financial statements.

Noventiq Holdings Plc.
Consolidated statements of cash flows (continued)
For the years ended 31 March 2023 and 31 March 2022
(in thousands of US dollars)
	Notes	Year ended 31 March 2023	Year ended 31 March 2022 Restated (Note 2)
Interest received (loans and deposits)		3,708	2,373
Interests received from related parties		2,259	325
Loans collected		666	1,400
Loans collected from related parties		29,923	3,512
Net cash used in investing activities		(203,721)	(22,562)
Cash flows from financing activities
Repayment of borrowings		(134,720)	(606,176)
Repayments of borrowings from related parties		(7,454)	(62,595)
Proceeds from borrowings		172,666	557,882
Receipts from borrowings to related parties		190	61,332
Proceeds from Initial Public Offering		—	400,000
IPO related costs		—	(31,413)
Overdrafts and revolving credit lines cash turnover, net		5,091	6,092
Payment of principal portion of lease liabilities	21	(8,863)	(6,767)
Interest paid		(10,735)	(16,693)
Interest paid (borrowings and financial leasing for internal use) to related parties		(1,026)	(1)
Redemption of shares	16	—	(2,707)
Distributions to shareholders		—	(58)
Treasury shares	16	(4,915)	(6,371)
Dividends paid	16	(50)	(567)
Net cash generated from financing activities		10,184	291,958
Foreign exchange difference		(1,551)	(1,539)
Net increase / (decrease) in cash and cash equivalents		(197,776)	244,456
Cash in banks and on hand at beginning of the year		334,071	89,615
Cash in banks and on hand at end of the year	14	136,295	334,071

The accompanying notes are an integral part of these consolidated financial statements.

Noventiq Holdings Plc.
Consolidated statements of changes in equity
For the years ended 31 March 2023 and 31 March 2022
(in thousands of US dollars)
	Share capital	Retained Earnings (accumulated deficit)	Share premium	Other reserves	Treasury shares	Revaluation of equity instrument designated at FVOCI	Share in OCI of a joint venture	Translation reserve	Equity attributable to shareholders of Noventiq	Non-controlling interests	Total equity
Balance as at 1 April 2021 (restated (Note 2))	1	(1,157)	45,627	(23,190)	—	4,458	102,336	(32,575)	95,500	(2,433)	93,067
Loss for the year (restated (Note 2))	—	(7,251)	—	—	—	—	—	—	(7,251)	(251)	(7,502)
Exchange loss on translation of foreign operations (restated (Note 2))	—	—	—	—	—	—	—	(8,575)	(8,575)	(440)	(9,015)
Fair value reserve of equity instrument designated at FVOCI (Note 8)	—	—	—	—	—	8,768	—	—	8,768	—	8,768
Share in OCI of a joint venture (Note 8)	—	—	—	—	—	—	2,778	—	2,778	—	2,778
Total comprehensive income	—	(7,251)	—	—	—	8,768	2,778	(8,575)	(4,280)	(691)	(4,971)
Increase of share capital (Note 16)	29	—	—	—	—	—	—	—	29	—	29
IPO proceeds (Note 16)	13	—	399,987	—	—	—	—	—	400,000	—	400,000
IPO-related costs (Note 16, Note 34)	—		(31,413)	—	—	—	—	—	(31,413)	—	(31,413)
Dividends (Note 16)	—	(567)	—	—	—	—	—	—	(567)	—	(567)
Profit distribution	—	(58)	—	—	—	—	—	—	(58)	—	(58)
Subsidiary disposal under common control (Note 5 (c), Note 16)	—	(37,684)	—	—	—	—	—	—	(37,684)	(78)	(37,762)
Reclassification of OCI to retained earnings (Note 8)	—	63,285	—	—	—	—	(63,285)	—	—	—	—
Purchase of treasury shares (Note 16)	—	—	—	—	(6,371)	—	—	—	(6,371)	—	(6,371)
Acquisition of non-controlling interest (Note 16) (restated (Note 2))	—	1,097	—	(2,476)	—	—	—	(1,892)	(3,271)	564	(2,707)
Acquisition of subsidiary (Note 5 (b), Note 32) (restated (Note 2))	—	—	—	(443)	—	—	—	—	(443)	255	(188)
Share-based payments (Note 17) (restated (Note 2))	—	—	—	8,983	580	—	—	—	9,563	—	9,563
Other	—	88	—	(64)	—	—	—	—	24	(10)	14
Balance as at 31 March 2022 (restated (Note 2))	43	17,753	414,201	(17,190)	(5,791)	13,226	41,829	(43,042)	421,029	(2,393)	418,636
The accompanying notes are an integral part of these consolidated financial statements.

Noventiq Holdings Plc.
Consolidated statements of changes in equity (continued)
For the years ended 31 March 2023 and 31 March 2022
(in thousands of US dollars)
	Share capital	Retained Earnings (accumulated deficit)	Share premium	Other reserves	Treasury shares	Revaluation of equity instrument designated at FVOCI	Share in OCI of a joint venture	Translation reserve	Equity attributable to shareholders of Noventiq	Non-controlling interests	Total equity
Profit/(loss) for the year	—	193,651	—	—	—	—	—	—	193,651	(1,027)	192,624
Exchange loss on translation of foreign operations	—	—	—	—	—	—	—	(51,399)	(51,399)	801	(50,598)
Fair value reserve of equity instrument designated at FVOCI (Note 8)	—	—	—	—	—	(19,905)	—	—	(19,905)	—	(19,905)
Total comprehensive income	—	193,651	—	—	—	(19,905)	—	(51,399)	122,347	(226)	122,121
Bonus issuance (Note 16)	11	(4,334)	4,604	—	(281)	—	—	—	—	—	—
Shares issued to Trusts (Note 16)	2	—	—	—	(2)	—	—	—	—	—	—
IPO-related costs (Note 16)	—	—	12	—	—	—	—	—	12	—	12
Profit distribution	—	(50)	—	—	—	—	—	—	(50)	—	(50)
Reclassification of OCI to retained earnings (Note 8)	—	41,829	—	—	—	—	(41,829)	—	—	—	—
Purchase of treasury shares (Note 16)	—	—	—	—	(4,914)	—	—	—	(4,914)	—	(4,914)
Acquisition of non-controlling interest (Note 16)	—	3,968	—	(4,061)	—	—	—	(3,390)	(3,483)	(578)	(4,061)
Acquisition of subsidiary (Note 5 (a))	—	(20)	—	—	—	—	—	—	(20)	3,501	3,481
Share-based payments (Note 17)	—	—	—	(484)	—	—	—	—	(484)	—	(484)
Other equity reserves transfer – Disposal group (Note 5 (c), Note 16)	—	1,801	—	1,840	4,088	—	—	38,863	46,592	(381)	46,211
Non-cash distribution (Note 5 (c))	—	(308,986)	—	—	—	—	—		(308,986)	—	(308,986)
Balance as at 31 March 2023	56	(54,388)	418,817	(19,895)	(6,900)	(6,679)	—	(58,968)	272,043	(77)	271,966

The accompanying notes are an integral part of these consolidated financial statements.

Noventiq Holdings PLC
Notes to the consolidated financial statements
For the years ended 31 March 2023 and 31 March 2022
(in thousands of US dollars)
1.   Corporate information
Noventiq or Noventiq Holdings PLC (formerly Softline Holding PLC) is a leading global solutions and services provider in digital transformation and cybersecurity, headquartered and listed in London. The company enables, facilitates and accelerates digital transformation for its customers’ businesses, connecting 80,000+ organizations from all sectors with a plethora of best-in-class IT vendors, alongside its own services and solutions.
Considering its broad vendor relationships, own capabilities and services portfolio, the Group is located at the heart of the digital transformation megatrend and caters for the full range of customers’ technology needs.
The consolidated financial statements of Noventiq Holdings PLC (“the Company”) and its subsidiaries (collectively, “the Group”) for the year ended 31 March 2023 were authorised for issue in accordance with a unanimous written resolution of the Board of Directors on 29 November 2023.
On 1 November 2021, the Company had its Global Depository Receipts (GDR) listed on the main market of the London Stock Exchange and subsequently, had its secondary listing on Moscow Exchange. The Company raised gross funds in the amount of $400,000 for its future development and growth (refer to Note 16). A number of international funds and a significant number of retail investors became GDR holders through the process of the Initial Public Offering (the “IPO”). The IPO was arranged with a consortium of global banks, whereby Credit Suisse, J.P. Morgan were amongst Joint Global Coordinators and Citigroup was one of the Joint Bookrunners.
On 20 October 2022, the Group completed the distribution of Softline Trade JSC, a wholly owned subsidiary, (the “Russian business” or “Softline Russia” or “SLR”) to its founder, Mr. Igor Borovikov (the “Separation”). Following the completion of the Separation, “Softline Russia” is now a wholly separate business to the Group.
On 22 June 2023, the Group canceled the listing of the Company’s GDRs on the LSE (“LSE Delisting”).On 27 September 2023 the Group also de-listed its GDR’s from trading on the Moscow Exchange (“MoEX”). Delisting on LSE and MoEX is a condition of the business combination with Corner Growth Acquisition Corp which was announced on 4 May 2023. A potential business combination would result in the combined company being publicly-listed on the Nasdaq Capital Market of the US Nasdaq Stock Market (“Nasdaq”).
Noventiq Holdings PLC was incorporated in Cyprus on 3 December 2008 as Axion Holding Cyprus Ltd. and renamed on 11 October 2021 to Softline Holding PLC and on 21 February 2023 it was legally renamed to Noventiq Holdings PLC. In July 2023, Noventiq Holdings plc redomiciled from Cyprus to the Cayman Islands. The registered office is located in PO Box 309, Ugland House, Grand Cayman, KY1-1104, physical office and tax residence of the Company remains the same — Office N302, 11 Kosta Charaki Street, Limassol, CY-3041.
The Group’s subsidiaries are directly or indirectly controlled by the ultimate holding company of the Group, Noventiq Holdings PLC through ownership, by contract or by other means.
The Group operates across a broad range of geographies, with representation in almost 60 countries in high-potential emerging markets (including India, countries of the Asia Pacific region, economies in Central & Eastern Europe as well as in LATAM and the Middle East) and in some developed economies. The Group’s account managers and sales specialists, service engineers, developers and other IT professionals help customers navigate the complexity at every stage of the customer cycle with its solution-driven end-to-end approach. Taking vendors’ capabilities and matching with own services and solutions in the most efficient way, Noventiq creates, delivers, continuously develops and secures for its customers the entire technology

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
1.   Corporate information (continued)
stack required for digital transformation. The Group’s portfolio is based on its comprehensive global relationships with major IT technology providers and includes solutions to facilitate customer transition to or management of public and private clouds, management and development of the software estate and hardware provisioning. Additionally, the Group is developing its own platforms for comprehensive customer engagement and electronic commerce along with its own solutions and products in high-growth domains like AI.
The Group’s IT solutions and services are delivered through three business lines:
•
Software and cloud, comprising (i) software offerings, which incorporate traditional on-premises licensing and modern subscription agreements for a full range of software products, including operating systems, virtualisation, cybersecurity, business productivity, creativity, education and other, from many blue-chip software vendors (such as Microsoft, Adobe and Oracle); and (ii) cloud offerings, a diverse portfolio of cloud computing services, including public cloud, dedicated private cloud and hybrid cloud solutions based on leading vendor technologies and services (including Amazon Web Services, Google Cloud Platform and Microsoft Azure).

•
Hardware, offering advice, design, resale, installation and support for a full range of workplace, data centre and network infrastructure, with hardware offerings from leading vendors such as Apple, Cisco, Dell, Hewlett Packard Enterprise and HP Inc.

•
Services, offering a range of value-rich managed and professional services, including cybersecurity services, future workplace services, IT infrastructure, digital solutions, Software Asset Management (“SAM”) and the Group’s own public cloud services (Noventiq Cloud), as well as next generation services offerings, such as software development and application engineering, and co-innovation with customers using artificial intelligence, machine learning and other technologies.

The consolidated financial statements of the Group are prepared on a going concern basis. The Group has historically generated sufficient cash flows from operations and re-financed its borrowings to meet its obligations as they become due and expects to continue to do so.
The consolidated financial statements of the Group for the years ended 31 March 2023 and 31 March 2022 include the following significant subsidiaries:
Legal entities****	Business activity	Country of incorporation	Effective economic interest
			As at 31 March 2023*	As at 31 March 2022*
LAGEMBOR HOLDINGS LIMITED	Holding Company	Cyprus	100%	100%
SOFTLINE OVERSEAS LIMITED	Holding Company	Cyprus	100%	100%
SOFTLINE GROUP LTD	Holding Company	UK	100%	100%
LTD «SOFTCLUB»**	Software development	Belarus	100%	100%
LLC «MBicycle»**	Software development	Belarus	100%	0%
COOO «Belitsoft international»**	Software development	Belarus	100%	100%
LLP «SoftLine Services»***	Software sales	Kazakhstan	100%	100%
LLP «SoftLine Trade»	Software sales	Kazakhstan	100%	100%
LLC «Novacom Group»***	Sofware development	Belarus	100%	100%
LLC «Soft Line International»	Software sales	Uzbekistan	100%	100%

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
1.   Corporate information (continued)
Legal entities****	Business activity	Country of incorporation	Effective economic interest
			As at 31 March 2023*	As at 31 March 2022*
Softline trade LLC	Software sales	Azerbaijan	100%	100%
LLC «SoftLine Tajikistan»	Software sales	Tajikistan	100%	100%
LLC «SoftLine International»	Software sales	Kyrgyzstan	100%	100%
Noventiq GEORGIA LTD.	Software sales	Georgia	90%	90%
LLC «SoftLine International»	Software sales	Armenia	100%	100%
Softline International SRL	Software sales	Moldova	100%	100%
LLC «SoftLine Bel»	Software sales	Belarus	100%	70%
TOO alabs.team**	Software development	Kazakhstan	80%	0%
LLC Aktivnie tehnologii*	Cloud services	Belarus	51%	51%
ACTIVECLOUD HOLDING LIMITED*	Cloud services	Cyprus	51%	51%
LLC ActiveTechnologies*	Cloud services	Belarus	51%	51%
ACTIVEPLATFORM HOLDING LIMITED*	Cloud services	Cyprus	51%	51%
SOFT DEVELOPMENT PL Sp. z o.o.***	Software sales	Poland	100%	100%
NILTASOFT LTD	Software sales	Cyprus	100%	100%
SOFTLINE AG	IT consulting	Germany	63%	63%
Softline International SRL.	Software sales	Romania	100%	100%
SOFTLINE SERVICES doo	Software sales	Serbia	100%	100%
SOFTLINE SERVICES Kft	Software sales	Hungary	100%	100%
SOFTLINE d.o.o.	Software sales	Croatia	100%	100%
SOFTLINE d.o.o.	Software sales	Slovenia	100%	100%
Softline Software Services Trading LLC	Sales of software and IT maintenance	Turkey	100%	100%
AXOFT BILIŞIM LIMITED ŞIRKETI	Software sales	Turkey	100%	100%
Softline Egypt for Software	Software sales	Egypt	100%	100%
Digitech for Information Systems Technologies S.A.E.**	Software sales	Egypt	100%	100%
SIA “SQUALIO GROUP”**	Cloud and security solutions	Latvia	100%	100%
New Frontier Holding GmbH**	System integrator, digital services provider	Austria	100%	0%
Makronet Bilgi Teknolojileri Sanayi Ve Ticaret Anonim Sirketi**	Cloud serviced	Turkey	100%	0%
SEVEN SEAS TECHNOLOGY L.L.C.**	System integrator, cloud services	UAE	100%	0%

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
1.   Corporate information (continued)
Legal entities****	Business activity	Country of incorporation	Effective economic interest
			As at 31 March 2023*	As at 31 March 2022*
Softline Internetional De Venezuela, CA	Software sales	Venezuela	100%	100%
Softline International De Colombia Sas	Software sales	Colombia	100%	100%
Softline International Peru S.A.C.	Software sales	Peru	100%	100%
Softline International, S.A.	Software sales	Argentina	100%	100%
SOFTLINE INTERNATIONAL CHILE SpA	Software sales	Chile	100%	100%
Softline International USA, Inc.	Software sales	USA	100%	100%
SOFTLINE INTERNATIONAL, SOCIEDAD ANÓNIMA	Software sales	Costa Rica	100%	100%
SOFTLINE SERVICES, SOFTWARE, CLOUD, S.A. de C.V.	Software sales	Mexico	100%	100%
SOFTLINE INTERNATIONAL BRASIL COMERCIO E LICENCIAMENTO DE SOFTWARE EIRELI	Software sales	Brazil	100%	100%
DISTRIBUIDORA SOFTLINEGROUP DEL ECUADOR S.A.	Software sales	Ecuador	100%	100%
SOFTLINE INTERNATIONAL NICARAGUA SOCIEDAD ANONIMA	Software sales	Nicaragua	100%	100%
SOFTLINE INTERNATIONAL PARAGUAY SOCIEDAD ANONIMA	Software sales	Paraguay	100%	100%
Softline International Uruguay	Software sales	Uruguay	100%	100%
SOFTLINE INTERNATIONAL EL SALVADOR	Software sales	Salvador	100%	100%

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
1.   Corporate information (continued)
The major subsidiaries included in the consolidated financial statements of the Group were as follows (continued):
Legal entities	Business activity	Country of incorporation	Effective economic interest
			As at 31 March 2023	As at 31 March 2022
SOFTLINE INTERNATIONAL HONDURAS SOCIEDAD ANONIMA	Software sales	Honduras	100%	100%
SL INTERNATIONAL GUATEMALA SOCIEDAD ANONIMA	Software sales	Guatemala	100%	100%
SOFTLINE SERVICES INDIA PRIVATE LIMITED	Software sales	India	99.90%	99.90%
UMBRELLA INFOCARE PRIVATE LIMITED**	Cloud services	India	100%	100%
EMBEE SOFTWARE PRIVATE LIMITED	Software sales	India	100%	100%
SOFTLINE INTERNATIONAL MYANMAR COMPANY LIMITED	Software sales	Myanmar	100%	100%
SOFTLINE SERVICES INTERNATIONAL (THAILAND) CO LTD	Software sales	Thailand	48%	48%
SL International Co., LTD (Vietnam)	Software sales	Vietnam	100%	100%
SOFTLINE SOLUTIONS INTERNATIONAL SDN.BHD.	Software sales	Malaysia	100%	100%
SOFTLINE (CAMBODIA) CO., LTD	Software sales	Cambodia	100%	100%
Softline Services International Philippines Inc.	Software sales	Philippines	100%	100%
Value Point Systems Private Limited**	Digital infrastructure and cybersecurity services	India	100%	0%
G7 CR Technologies India Pvt Ltd**	Cloud services	India	100%	0%

*
Some Group entities are controlled by the Group indirectly through a chain of subsidiaries thus effective interest is 51%.

**
Please refer to Note 5

***
Some Group entities are controlled by the Group by means of a combination of ownership interest and contract giving the Group the power to control and present access to economic benefits of these legal entities. In combination, ownership and contractual rights give the Group access to substantially all benefits of these subsidiaries, except for the non-controlling interest not owned by the Group

****
Russian entities are not disclosed in the table, as they are presented as discontinued operations and disposed of on 19 October 2022, please refer to Note 5 (c),

Information on related party transactions is presented in Note 34.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
2.   Basis of preparation
General
These consolidated financial statements have been prepared using the accounting policies in compliance with International Financial Reporting Standards (IFRS), as issued by the International Accounting Standards Board (“IASB”) and the IFRS Interpretations Committee (‘IFRIC’) interpretations.
The consolidated financial statements have been prepared on a historical cost basis, except for specific financial assets and liabilities that have been measured at fair value, as detailed in Note 4 and except for subsidiaries in hyperinflation economies.
The accompanying financial statements for the year ended 31 March 2023 are the eighth the Group has prepared in accordance with IFRS.
The date of transition to IFRS is 1 April 2015. For periods up to and including the year ended 31 March 2015, the Group did not prepare the consolidated financial statements.
Accordingly, the Group has prepared consolidated financial statements that comply with IFRS applicable as at 31 March 2023, together with the comparative periods data for the year ended 31 March 2022, as described in the summary of significant accounting policies (Note 4). In preparing the consolidated financial statements, the Group’s opening consolidated statement of financial position was prepared as at 1 April 2015, the Group’s date of transition to IFRS. Prior to the transition to IFRS, the Group’s subsidiaries did not prepare IFRS financial statements, other than for the purposes of consolidation by Softline Group Inc., a holding company controlling the Company until 29 July 2016. The Group did not apply any IFRS 1 exemption on its first-time adoption.
The principal accounting policies applied in the preparation of these consolidated financial statements are set out below. These policies have been consistently applied to all the periods presented.
The consolidated financial statements are presented in US dollars and all values are rounded to the nearest thousand ($’000), except when otherwise indicated.
Changes in accounting policies and disclosures
New and revised standards
New and amended standards and interpretations
As at 1 April 2022, the following amendments to the IFRSs entered into force:
•
IFRS 3: Business Combinations: References to the Conceptual Framework (issued on May 14, 2020 and effective for annual reporting periods beginning on or after January 1, 2022);

•
International Accounting Standards (“IAS”) 37: Provisions, Contingent Liabilities and Contingent Assets: Onerous Contracts, Costs of Fulfilling a Contract (issued on May 14, 2020 and effective for annual reporting periods beginning on or after January 1, 2022);

•
IAS 16: Property, Plant and Equipment: Proceeds before Intended Use (issued on May 14, 2020 and effective for annual reporting periods beginning on or after January 1, 2022);

•
Annual Improvements Project 2018-2020: Changes to IFRS 1, IFRS 9, IFRS 16, IAS 41 (issued on May 14, 2020 and effective for annual reporting periods beginning on or after January 1, 2022).

These amendments did not have a significant effect on the Group’s consolidated financial statements.
Standards issued but not yet effective
Up to the date of approval of the financial statements, certain new Standards, Interpretations and Amendments to existing standards have been published that are not yet effective for the current reporting period and which the Group has not early adopted, as follows:

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
2.   Basis of preparation (continued)
•
IFRS 17 Insurance Contracts including amendments to IFRS 17 (applicable for annual periods beginning on or after 1 January 2023);

•
Amendments to IAS 1 Presentation of Financial Statements and IFRS Practice Statement 2: Disclosure of Accounting Policies (applicable for annual periods beginning on or after 1 January 2023);

•
Amendments to IAS 8 Accounting policies, Changes in Accounting Estimates and Errors: Definition of Accounting Estimates (applicable for annual periods beginning on or after 1 January 2023);

•
Amendments to IAS 12 Income Taxes: Deferred Tax related to Assets and Liabilities arising from a Single Transaction (applicable for annual periods beginning on or after 1 January 2023);

•
Amendments to IAS 1 Presentation of Financial Statements: Classification of Liabilities as Current or Non-current (applicable for annual periods beginning on or after 1 January 2023);

•
Amendments to IFRS 16 Leases: Lease liability in a Sale and Leaseback (effective for annual periods beginning on or after 1 January 2024);

•
Amendments to IAS 7 Statement of Cash Flows and IFRS 7 Financial Instruments: Disclosures (effective for annual periods beginning on or after 1 January 2024);

•
Amendments to IAS 12 Income Taxes: International Tax Reform — Pillar Two Model Rules (the amendments are effective immediately upon issuance);

•
Amendments to IAS 21 The Effects of Changes in Foreign Exchange Rates: Lack of exchangeability (effective for annual periods beginning on or after 1 January 2025).

The above amendments are not expected to have a significant impact on the Group’s consolidated financial statements when they become effective.
The new and amended standards and interpretations that are issued, but not yet effective, up to the date of issuance of the Group’s consolidated financial statements are disclosed below. The Group intends to adopt these new and amended standards and interpretations, if applicable, when they become effective.
IFRS 17 Insurance Contracts
In May 2017, the IASB issued IFRS 17 Insurance Contracts (IFRS 17), a comprehensive new accounting standard for insurance contracts covering recognition and measurement, presentation and disclosure. Once effective, IFRS 17 will replace IFRS 4 Insurance Contracts (IFRS 4) that was issued in 2005. IFRS 17 applies to all types of insurance contracts (i.e., life, non-life, direct insurance and re-insurance), regardless of the type of entities that issue them, as well as to certain guarantees and financial instruments with discretionary participation features.
IFRS 17 is effective for reporting periods beginning on or after 1 January 2023, with comparative figures required. Early application is permitted, provided the entity also applies IFRS 9 and IFRS 15 on or before the date it first applies IFRS 17. This standard is not applicable to the Group.
Amendments to IAS 1: Classification of Liabilities as Current or Non-current
In January 2020, the IASB issued amendments to paragraphs 69 to 76 of IAS 1 to specify the requirements for classifying liabilities as current or non-current. The amendments clarify:
•
What is meant by a right to defer settlement;

•
That a right to defer must exist at the end of the reporting period;

•
That classification is unaffected by the likelihood that an entity will exercise its deferral right;

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
2.   Basis of preparation (continued)
•
That only if an embedded derivative in a convertible liability is itself an equity instrument would the terms of a liability not impact its classification.

The amendments are effective for annual reporting periods beginning on or after 1 January 2023 and must be applied retrospectively. The effective date of the amendments was subsequently deferred to 1 January 2024. The Group is currently assessing the impact the amendments will have on current practice and whether existing loan agreements may require renegotiation.The amendments are not expected to have a material impact on the Group.
Definition of Accounting Estimates — Amendments to IAS 8
In February 2021, the IASB issued amendments to IAS 8, in which it introduces a definition of ‘accounting estimates’. The amendments clarify the distinction between changes in accounting estimates and changes in accounting policies and the correction of errors. Also, they clarify how entities use measurement techniques and inputs to develop accounting estimates.
The amendments are effective for annual reporting periods beginning on or after 1 January 2023 and apply to changes in accounting policies and changes in accounting estimates that occur on or after the start of that period. Earlier application is permitted as long as this fact is disclosed.
The amendments are not expected to have a material impact on the Group.
Disclosure of Accounting Policies — Amendments to IAS 1 and IFRS Practice Statement 2
In February 2021, the IASB issued amendments to IAS 1 and IFRS Practice Statement 2 Making Materiality Judgements, in which it provides guidance and examples to help entities apply materiality judgements to accounting policy disclosures. The amendments aim to help entities provide accounting policy disclosures that are more useful by replacing the requirement for entities to disclose their ‘significant’ accounting policies with a requirement to disclose their ‘material’ accounting policies and adding guidance on how entities apply the concept of materiality in making decisions about accounting policy disclosures.
The amendments to IAS 1 are applicable for annual periods beginning on or after 1 January 2023 with earlier application permitted. Since the amendments to the Practice Statement 2 provide non-mandatory guidance on the application of the definition of material to accounting policy information, an effective date for these amendments is not necessary.
The Group is currently assessing the impact of the amendments to determine the impact they will have on the Group’s accounting policy disclosures. The amendments are not expected to have a material impact on the Group.
Deferred Tax related to Assets and Liabilities arising from a Single Transaction — Amendments to IAS 12
In May 2021, the Board issued amendments to IAS 12, which narrow the scope of the initial recognition exception under IAS 12, so that it no longer applies to transactions that give rise to equal taxable and deductible temporary differences.
The amendments should be applied to transactions that occur on or after the beginning of the earliest comparative period presented. In addition, at the beginning of the earliest comparative period presented, a deferred tax asset (provided that sufficient taxable profit is available) and a deferred tax liability should also be recognised for all deductible and taxable temporary differences associated with leases and decommissioning obligations.
The Group is currently assessing the impact of the amendments. The amendments are not expected to have a material impact on the Group.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
2.   Basis of preparation (continued)
Amendments to IFRS 16 Leases: Lease Liability in a Sale and Leaseback
In September 2022, the Board issued amendments to IFRS 16. The amendment to IFRS 16 Leases specifies the requirements that a seller-lessee uses in measuring the lease liability arising in a sale and leaseback transaction, to ensure the seller-lessee does not recognise any amount of the gain or loss that relates to the right of use it retains. A sale and leaseback transaction involves the transfer of an asset by an entity (the seller-lessee) to another entity (the buyer-lessor) and the leaseback of the same asset by the seller-lessee. The amendment is intended to improve the requirements for sale and leaseback transactions in IFRS 16. It does not change the accounting for leases unrelated to sale and leaseback transactions. The amendment applies retrospectively to annual reporting periods beginning on or after 1 January 2024. Earlier application is permitted.
The Group does not expect these amendments to have a material impact on its results and financial position.
Amendments to IAS 7 Statement of Cash Flows and IFRS 7 Financial Instruments: Disclosures
In May 2023, the Board issued amendments to IAS 7 and IFRS 7. The amendments address the presentation of liabilities and the associated cash flows arising out of supplier finance arrangements, as well as disclosures required for such arrangement. The amendments will be effective for annual reporting periods beginning on or after 1 January 2024, with early application permitted.
The Group is currently assessing the impact the amendments will have on current practice. The amendments are not expected to have a material impact on the Group.
Amendments to IAS 21 The Effects of Changes in Foreign Exchange Rates: Lack of exchangeability
In August 2023, the Board issued Lack of Exchangeability (Amendments to IAS 21).
The amendment to IAS 21 specifies how an entity should assess whether a currency is exchangeable and how it should determine a spot exchange rate when exchangeability is lacking. The amendments will be effective for annual reporting periods beginning on or after 1 January 2025. Early adoption is permitted, but will need to be disclosed.
The Group is currently assessing the impact of the amendments to determine the impact they will have on the Group’s accounting policy disclosures. The amendments are not expected to have a material impact on the Group.
Amendments to IAS 12 Income Taxes: International Tax Reform — Pillar Two Model Rules
The amendments to IAS 12 have been introduced in response to the OECD’s BEPS Pillar Two rules and include:
•
A mandatory temporary exception to the recognition and disclosure of deferred taxes arising from the jurisdictional implementation of the Pillar Two model rules; and

•
Disclosure requirements for affected entities to help users of the financial statements better understand an entity’s exposure to Pillar Two income taxes arising from that legislation, particularly before its effective date.

The mandatory temporary exception — the use of which is required to be disclosed — applies immediately. The remaining disclosure requirements apply for annual reporting periods beginning on or after 1 January 2023, but not for any interim periods ending on or before 31 December 2023.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
2.   Basis of preparation (continued)
The amendments had no impact on the Group’s consolidated financial statements as the Group is not in scope of the Pillar Two model rules as its revenue is less that EUR 750,000/year.
Changes in presentation and correction of errors
(i) Change in cost of sales presentation
The Group reviews the presentation of its consolidated financial statements for comprehensibility and transparency on an ongoing basis. During the year ended 31 March 2023, in order to improve the comparability and presentation of the Group consolidated financial statements, the Group reclassified certain personnel costs associated with the delivery of services from selling, general and administrative expenses to cost of sales within the consolidated statements of profit or loss and other comprehensive income to better match expenses by function. The reclassification related specifically to direct costs associated with the services and related to IT technical specialists costs, including base salary, incentive-based compensation and social security taxes. The reclassification was applied retrospectively to the year ended 31 March 2022 and the amount reclassified was $29,895.
(ii) Change in revenue recognition
In May 2022, the IFRS Interpretation Committee (IFRIC) concluded on a response to an industry request to clarify whether a company should recognise revenue from the resale of standard software licenses on a gross or net basis under IFRS 15 — Revenue from Contracts with Customers. The fact pattern provided to the IFRIC was very similar to that faced by the Group when transacting software sales with customers. Whilst not providing a direct clarification on the topic, as they stated that the specifics of each case may vary and must be analyzed in detail, the IFRIC provided further guidance on the ‘control’ criteria which is used to determine whether revenue is recognised on a principal or agent basis. The staff paper, the published discussions within the IFRIC and the ultimate decision indicate, in management’s view, support of revenue recognition on a net basis.
In the previous years the Group recognised software products revenue under direct model or similar type of reselling arrangements on a ‘net’ basis, where its role is considered more aligned to that of a billing agent or introducer who arrange the provision of software products by the vendor but doesn’t control them before the software item is transferred. The remaining software lines of business of reselling arrangements were recorded on a ‘gross’ basis. This ‘gross’ basis conclusion required significant judgement and was dependent on an assessment of the relative weighting of the various factors.
The new guidance clarifies that the software reseller presales advice (while important) is not an explicit or implicit promise in a contract with a customer. The Group did not previously consider pre-sales advice as a separate performance obligation but factored these services into the consideration of control of licenses. In the case of software products, there is no inventory risk before the customer is provided with the licenses, the risk arises after that point until the customer accepts the licenses.
And in the case of software products, the software manufacturer is responsible for the software’s functionality, in addition to issuing and activating the licenses, and is therefore responsible in those respects for fulfilling the promise to provide the licenses to the customer.
Based on this guidance, the Group has reassessed whether the Group acts as a principal or an agent for transactions under software and cloud business and concluded, considering the facts presented, that an accounting policy change in favor of agent (and net) presentation should be adopted for most of our software products under software and cloud business that were previously recorded as principal and presented gross. Rebates from software vendors previously recognised as a reduction in cost of sales will be recognised as revenue.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
2.   Basis of preparation (continued)
The Group has applied this accounting policy change retrospectively, so the prior year and current year are presented consistently. As a result of the change, revenue from contracts with customers and related cost of sales for both continuing and discontinued operations for the year ended 31 March 2022 decreased by $1,273,851 ($641,323 relates to continuing operations and $632,528 relates to discontinued operations). Gross profit, operating loss, and profit (loss) before and after taxes for the year ended 31 March 2022 will be unchanged.
(iii) Correction of an error — Long-term incentive options
During the year ended 31 March 2023 the Group conducted a detailed review of the granted long-term incentive options and discovered that some of the long-term incentive options issued to certain members of management in the year ended 31 March 2022 were erroneously not accounted for. In addition, the Company discovered that some of the assumptions used in the measurement of the fair value of the options issued in the previous years were not determined at the grant date. These errors have been corrected by including additional unaccounted awards in the calculation of the long-term incentive options issued in the year ended 31 March 2022 and also revising the grant date fair value calculations for the long-term incentive options issued in the year ended 31 March 2022 and before. As a result of this change, the Group’s selling, general and administrative expenses for the year ended 31 March 2022 increased by $9,492 and retained earnings as at 31 March 2022 decreased by $12,572 out of which $3,080 decrease relates to the retained earnings as at 1 April 2021 for the correction of error in the measurement of the options issued in the years before the year ended 31 March 2022.
(iv) Correction of an error — Impairment
During the year ended 31 March 2023 the Group discovered that the discount rate utilised in the calculation of the value in use for the certain cash generated units (CGUs) in Belarus was understated. As a consequence, the carrying value of certain CGUs as at 31 March 2022 exceeded their recoverable amount. The error has been corrected by recognising an impairment charge in the amount of $8,705 in the year ended 31 March 2022.
(v) Measurement period adjustments
As per IFRS 3 the Group has up to one year from the acquisition date in order to finalise the accounting for a business combination. As detailed in Note 5 (b) the Group identified and retrospectively recorded measurement period adjustments to provisional amounts as if the accounting was completed at the acquisition date. Adjustments were primarily driven by events revealed during closing due diligence procedures.
(vi) Correction of non-controlling interest in Active Group entities
In preparing these consolidated financial statements, the Group identified errors relating to the recognition of non-controlling interests resulting from the incorrect application of the requirements of IFRS 3 to subsequent accounting of the non-controlling interest in the Active Group entities. As a consequence, the non-controlling interest as at 31 March 2022 was adjusted with the credit of $5,080 to non-controlling interest, debit of $7,229 to retained earnings and credit of $2,149 to translation reserve. This adjustment also had an impact on the beginning of the prior period presented. The non-controlling interest as at 1 April 2021 was adjusted with the credit of $4,285 to non-controlling interest, debit of $8,326 to retained earnings and credit of $4,041 to translation reserve.
(vii) Reclassification of the deposits from short-term to long-term assets
In preparing these consolidated financial statements, the Group identified that some of the long-term guarantee deposits were incorrectly classified as short-term assets. As a consequence, a reclassification

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
2.   Basis of preparation (continued)
adjustment was made which resulted in an increase of $4,684 of long-term deposits and a corresponding decrease of trade receivables and tender guarantees and deposits.
(viii) Incorrect mapping errors
During the year ended 31 March 2023 the Group completed the detailed review over the mapping of account balances within its ERP accounting system and identified a number of mapping errors relating to the incorrect mapping of certain account balances of newly acquired entities within the consolidated system. These errors resulted in the reclassification of $5,966 from contract liabilities to trade and other payables, a $2,442 gross up of trade receivables and contract liabilities, a reclassification of $391 from trade receivables to advance issued and other current assets, a reclassification of $100 from other taxes receivable to other receivable, a reclassification of $64 from contract liabilities to other taxes payables and a $382 and $31 reclassification from retained earnings and other reserves, respectively, to the translation reserve.
(ix) Inventory and accounts payable netting
In preparing these consolidated financial statements, the Group identified errors related to the prior period reconciliation of adjusted inventory, accounts payable and advances issued balances with respective vendors as at 31 March 2022. The impact of this adjustment is decrease of $1,165 in software licenses and other inventory balance, an increase of $159 in advances issued and other current assets balance and a decrease of $1,006 in the trade and other payables balance.
(x) Treasury shares correction
In preparing these consolidated financial statements, the Group identified that the impact on treasury shares relating to their transfer to other reserves within equity as a result of realised long-term incentive options by the employees of the Group for 108,755 ordinary shares of the Company with nominal value of 0.00023647 US dollars each in March 2022 was erroneously recorded in the year ended 31 March 2023. As detailed in Note 16 the Company corrected this error and reduced the treasury shares as at 31 March 2022 by $580.
The corrections identified above in (iii) and (vi) occurred prior to the year ended 31 March 2022, and therefore, as discussed above, the Group restated the opening balances of the relevant financial statement line items as at 1 April 2021 for the effect of these errors. The total effects of the aforementioned errors on the consolidated statement of financial position as at 1 April 2021 are as follows:
•
Retained earnings as at 1 April 2021 (-$11,406);

•
Other reserve as at 1 April 2021 ($3,080);

•
Translation reserve as at 1 April 2021 ($4,041);

•
Non-controlling interest as at 1 April 2021 ($4,285).

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
2.   Basis of preparation (continued)
Impact on consolidated statement of profit or loss and other comprehensive income (loss) for the year ended 31 March 2022*:
	Year ended 31 March 2022, as reported	(i)	(ii)	(iii)	(iv)	(v)	(vi)	Year ended 31 March 2022, restated
Revenue from contracts with customers	1,966,271	—	(1,273,851)	—	—	—	—	692,420
Cost of sales	(1,660,024)	(29,895)	1,273,851	—	—	—	—	(416,068)
Gross profit	306,247	(29,895)	—	—	—	—	—	276,352
Selling, general and administrative expenses	(272,192)	29,895	—	(9,492)	—	—	—	(251,789)
Other operating income	4,425	—	—	—	—	—	257	4,682
Other operating expenses	(1,260)	—	—	—	(8,705)	—	(257)	(10,222)
Operating profit	37,220	—	—	(9,492)	(8,705)	—	—	19,023
Finance costs	(22,696)	—	—	—	—	(414)	444	(22,666)
Change in fair value of financial instruments	(1,372)	—	—	—	—	—	(444)	(1,816)
Profit / (loss) before profit tax	14,953	—	—	(9,492)	(8,705)	(414)	—	(3,658)
Net profit /(loss) for the year	11,109	—	—	(9,492)	(8,705)	(414)	—	(7,502)
Attributable to holders of the Company	11,361	—	—	(9,492)	(8,705)	(414)	(1)	(7,251)
Non-controlling interest	(252)	—	—	—	—	—	1	(251)
Other comprehensive income / (loss):
Translation difference	(8,928)	—	—	—	—	(87)	—	(9,015)
Total comprehensive income / (loss) for the year, net of tax	13,727	—	—	(9,492)	(8,705)	(501)	—	(4,971)
Attributable to holders of the Company	14,420	—	—	(9,492)	(8,705)	(503)	—	(4,280)
Non-controlling interest	(693)	—	—	—	—	2	—	(691)

*
The above table does not reflect the current year presentation of discontinued operations, but rather the presentation of the previously issued consolidated financial statements for the year ended 31 March 2022.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
2.   Basis of preparation (continued)
Impact on statement of financial position as at 31 March 2022:
	As at 31 March 2022, as previously reported	(iii)	(iv)	(v)	(vi)	(vii)	(viii)	(ix)	(x)	As at 31 March 2022, restated
Assets
Non-current assets
Long-term deposits	487	—	—	—	—	4,684	—	—	—	5,171
Property and equipment, net of depreciation	13,497	—	—	4	—	—	—	—	—	13,501
Goodwill	124,648	—	(8,855)	2,311	—	—	—	—	—	118,104
	298,345	—	(8,855)	2,315	—	4,684	—	—	—	296,489
Current assets
Software licenses and other inventory	54,027	—	—	7	—	—	—	(1,165)	—	52,869
Trade receivables, net of allowance	276,429	—	—	54	—	(4,226)	2,051	—	—	274,308
Advances issued and other current assets	38,625	—	—	(3)	—	—	391	159	—	39,172
Tender guarantees and deposits	4,274	—	—	13	—	(458)	—	—	—	3,829
Other receivables	131	—	—	(100)	—	—	100	—	—	131
Other taxes receivable	30,647	—	—	—	—	—	(100)	—	—	30,547
Cash and cash equivalents	334,049	—	—	22	—	—	—	—	—	334,071
	765,310	—	—	(7)	—	(4,684)	2,442	(1,006)	—	762,055
Total assets	1,063,655	—	(8,855)	2,308	—	—	2,442	(1,006)	—	1,058,544
Equity
Retained earnings	46,641	(12,572)	(8,705)	—	(7,229)	—	(382)	—	—	17,753
Other reserves	(29,151)	12,572	—	—	—	—	(31)	—	(580)	(17,190)
Treasury shares	(6,371)	—	—	—	—	—	—	—	580	(5,791)
Translation reserve	(45,103)	—	(150)	(351)	2,149	—	413	—	—	(43,042)
Equity and assets attributable to owners	435,315	—	(8,855)	(351)	(5,080)	—	—	—	—	421,029
Non-controlling interests	(7,728)	—	—	255	5,080	—	—	—	—	(2,393)
Total equity	427,587	—	(8,855)	(96)	—	—	—	—	—	418,636
Current liabilities
Trade and other payables	305,993	—	—	(489)	—	—	5,966	(1,006)	—	310,464
Contract liabilities	60,692	—	—	—	—	—	(3,588)	—	—	57,104
Other taxes payable	24,729	—	—	—	—	—	64	—	—	24,793
Short-term deferred payment for acquisitions	18,924	—	—	8,070	—	—	—	—	—	26,994
Short-term contingent consideratrion for acquisitions	29,791	—	—	(5,177)	—	—	—	—	—	24,614
	536,844	—	—	2,404	—	—	2,442	(1,006)	—	540,684
Total liabilities	636,068	—	—	2,404	—	—	2,442	(1,006)	—	639,908
Total equity and liabilities	1,063,655	—	(8,855)	2,308	—	—	2,442	(1,006)	—	1,058,544

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
2.   Basis of preparation (continued)
The impact on basic and diluted earnings per share for the year ended 31 March 2022 is the change from $0.08 earnings per share to $0.04 loss per share.
Furthermore, changes were made in the consolidated statement of cash flows for the year ended 31 March 2022. The comparative figures in the cash flow statement were adjusted in the following lines for the following amounts:
•
Profit before profit tax (-$18,611);

•
Finance costs (-$47);

•
Share-based payments ($9,493);

•
Impairment of goodwill ($8,705);

•
Operating profit before working capital changes (-$461);

•
Increase in software licenses and other inventory ($1,158);

•
Increase in advances issued, trade and other receivables ($6,053);

•
Increase in contract liabilities, trade and other payables (-$8,518);

•
Cash used in operations (-$1,768);

•
Net cash generated from/(used in) operating activities (-$1,768);

•
Loans issued (-$621);

•
Loans collected ($611);

•
Net cash used in investing activities (-$10);

•
Proceeds from borrowings ($51);

•
Payment of principal portion of lease liabilities ($1,470);

•
Interest paid (-$176);

•
Net cash from financing activities ($1,345);

•
Foreign exchange difference (-$6);

•
Net increase in cash and cash equivalents (-$439);

•
Cash in banks and on hand at end of the year (-$439).

Basis of consolidation
The consolidated financial statements comprise the financial statements of the Group and its subsidiaries as at 31 March 2023. Control is achieved when the Group is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee.
Specifically, the Group controls an investee if, and only if, the Group has:
•
Power over the investee (i.e., existing rights that give it the current ability to direct the relevant activities of the investee);

•
Exposure, or rights, to variable returns from its involvement with the investee;

•
The ability to use its power over the investee to affect its returns.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
2.   Basis of preparation (continued)
Generally, there is a presumption that a majority of voting rights results in control. To support this presumption and when the Group has less than a majority of the voting or similar rights of an investee, the Group considers all relevant facts and circumstances in assessing whether it has power over an investee, including:
•
The contractual arrangement with the other vote holders of the investee;

•
Rights arising from other contractual arrangements;

•
The Group’s voting rights and potential voting rights.

The Group re-assesses whether or not it controls an investee if facts and circumstances indicate that there are changes to one or more of the three elements of control. Consolidation of a subsidiary begins when the Group obtains control over the subsidiary and ceases when the Group loses control of the subsidiary. Assets, liabilities, income and expenses of a subsidiary acquired or disposed of during the year are included in the consolidated financial statements from the date the Group gains control until the date the Group ceases to control the subsidiary.
Profit or loss and each component of other comprehensive income (loss) (OCI) are attributed to the equity holders of the parent of the Group and to the non-controlling interests, even if this results in the non-controlling interests having a deficit balance.
When necessary, adjustments are made to the financial statements of subsidiaries to bring their accounting policies into line with the Group’s accounting policies. All intra-group assets and liabilities, equity, income, expenses and cash flows relating to transactions between members of the Group are eliminated in full on consolidation.
A change in the ownership interest of a subsidiary, without a loss of control, is accounted for as an equity transaction. If the Group loses control over a subsidiary, it derecognises the related assets (including goodwill), liabilities, non-controlling interest and other components of equity, while any resultant gain or loss is recognised in profit or loss. Any investment retained is recognised at fair value.
Foreign currency transactions
The accompanying consolidated financial statements are presented in US dollars, which is the Group’s presentation currency, because presentation in US dollars, is convenient for the major current and potential users of the consolidated financial statements. Items included in the consolidated financial statements are measured using the currency in which the Group’s subsidiaries mainly operate (“the functional currency”). The functional currencies of most of the Group’s subsidiaries are their local currencies. The Group uses the direct method of consolidation and on disposal of a foreign operation, the gain or loss that is reclassified to profit or loss reflects the amount that arises from using this method.
The majority of the Group’s subsidiaries have performed significant operations in Indian rupees, Euro, Argentine peso, Kazakh tenge, Belarussian ruble, Brazilian real. At 31 March 2023, official rates of exchange, as determined by central banks of respective countries, were:
Currency	Code	31 March 2023	31 March 2022
Indian rupee	INR	82.1203	75.8385
EURO	EUR	0.9168	0.9008
Argentine peso	ARS	215.5	116
Kazakhstan tenge	KZT	448.05	458.20
Belarusian rubles	BYN	2.8571	2.9732
Brazilian reals	BRL	5.0804	5.2359

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
2.   Basis of preparation (continued)
Transactions and balances
Transactions in foreign currencies are initially recorded in the functional currency at the rate ruling at the date of transaction. Monetary assets and liabilities denominated in foreign currencies are remeasured into the functional currency at the rate of exchange ruling at the reporting date. All resulting differences are taken to the consolidated statement of profit or loss and other comprehensive income (loss) and included in the determination of net profit as “Foreign exchange gain/(loss)”.
Non-monetary items that are measured in terms of historical cost in a foreign currency are measured using the exchange rate as at the date of initial transaction and are not re-measured subsequently.
Upon consolidation, the assets and liabilities of foreign operations are translated into the presentation currency of the Group (US dollars) at the rate of exchange prevailing at the reporting date and their statements of profit or loss are translated at exchange rates prevailing at the dates of the transactions or at the average exchange rate for the current month, except for subsidiaries in hyperinflationary economies that are translated with the closing rate at the end of the period. The exchange differences arising on translation for consolidation are recognised in other comprehensive income.
On disposal of a foreign operation, the component of other comprehensive income relating to that particular foreign operation is recognised in profit or loss. Any goodwill arising on the acquisition of a foreign operation and any fair value adjustments to the carrying amounts of assets and liabilities arising on the acquisition are treated as assets and liabilities of the foreign operation and translated at the rate of exchange at the reporting date.
Hyperinflationary economies
Under IAS 29, the non-monetary assets and liabilities stated at historical cost, the equity and the income statement of subsidiaries operating in hyperinflationary economies are restated for changes in the general purchasing power of the local currency applying a general price index. These re-measured accounts are used for conversion into US dollar at the period closing exchange rate. As a result, the financial position and net results of subsidiaries operating in hyperinflation economies are stated in terms of the measuring unit current at the end of the reporting period.
Following the categorization of Turkey, Argentina and Venezuela as countries with a three-year cumulative inflation rate greater than 100%, these countries are considered as a hyperinflationary economy in accordance with IFRS rules (IAS 29 Financial Reporting in Hyperinflationary Economies). The Group applied hyperinflationary accounting for its subsidiary in Turkey — Makronet. The Group’s subsidiaries in Argentina, Venezuela and Turkey (except for Makronet) do not have material non-monetary items and the impact of hyperinflationary accounting for such subsidiaries was immaterial both in the current and comparative periods.
The Group acquired Makronet in the current period and the consolidated financial statements include the results and financial position of Makronet operations since the date of acquisition (refer to Note 5 (a)). Non-monetary assets and liabilities stated at fair value as at the acquisition date (e.g. goodwill, intangible assets etc.) and income statement items of Makronet were restated using the change in the general price index from date of acquisition to the end of reporting period. The inflation rate used by the Group is the official rate published by the Turkish Statistical Institute, TurkStat. The movement in the publicly available official price index for the period since acquisition to 31 March 2023 was 21%.
In the year ended 31 March 2023, the application of hyperinflation accounting in accordance with IFRS rules resulted in $1,196 monetary gain (year ended 31 March 2022: $0) included in the Finance income in the Consolidated statement of profit or loss and other comprehensive income (loss).

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
3.   Significant accounting judgments, estimates and assumptions
The preparation of the Group’s consolidated financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, and the accompanying disclosures, and the disclosure of contingent liabilities.
Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of assets or liabilities affected in future periods.
Judgments
In the process of applying the Group’s accounting policies, management has made the following judgments, which have the most significant effect on the amounts recognised in the consolidated financial statements:
Non-cash distribution of the Russian business to the shareholder
The Group accounts for spin-off and non-cash distribution transactions on the basis of fair value with any gain or loss recognised within the consolidated statement of profit or loss.The Group accounted for the non-cash distribution of the Russian business (as disclosed in Note 5 (c)) at fair value. This resulted in recognition of a gain in profit or loss for the difference between the fair value of the distributed asset and liabilities of the Russian business and its carrying value. There was also a charge to equity for the distribution, recognised and measured at the fair value of the asset and liabilities of the distributed Russian business.
Preferred shares
The holding Company of the Group issued preferred shares to some of its shareholders. The shares have preferences in the event of liquidation, but do not entitle the holders to put them back to the Company or to otherwise require redemption at any event outside of control of the Company. The Group used judgment to conclude that these preference shares should be accounted for as equity, not as debt. All preferred shares were converted into ordinary shares on 13 September 2021.
Taxation
The calculation and disclosure of tax provisions, uncertain tax positions and deferred tax assets and liabilities involve the use of assumptions about future events and the way in which the tax authorities will interpret legislation. Management uses significant judgment in making such assumptions. In particular, management applied significant judgment in determining the likelihood and magnitude of potential tax risks arising from its operations (see Note 32). In making its conclusions, the management considers past tax audit results, current and emerging tax enforcement practices and its own tax risk management approaches.
Consolidation
Some of the Group’s subsidiaries are consolidated based on a combination of ownership interest and contractual rights to acquire control over them or otherwise giving power to control and present access to substantially all economic benefits of these legal entities, except for the non-controlling interest not owned by the Group. The Group exercised significant judgment to come to this conclusion, especially in analyzing existing voting rights, contractual rights and specific instruments giving present access to economic benefits.
Discontinued operations
In July 2022, the Group announced its decision to separate the Russian business through a distribution of 100% of the share capital of Joint Stock Capital Softline Trade to the original founder for a consideration of $1. Operations of Softline Russia were classified as a disposal group held for distribution till the

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
3.   Significant accounting judgments, estimates and assumptions (continued)
moment when it was legally sold in October 2022. The Board considered SLR to meet the criteria to be classified as held for sale for the following reasons:
•
SLR was available for immediate sale and could be sold to the founder in its current condition;

•
The actions to complete the sale were initiated in July and were expected to be completed within one year from the date of initial classification;

•
A buyer (founder) has been identified;

•
The shareholders approved the plan to sell on 28 June 2022.

For more details on the discontinued operations, refer to Note 5 (c).
Revenue recognition
The main source of revenue for the Group is the sale of software licenses, hardware and the provision of a range of services. Management of the Group uses significant judgment to determine if it acts as a principal or an agent in its transactions with customers, and determines if gross or net revenue recognition is appropriate for each significant class of transactions.
If the Group takes control of the product or service prior to delivery to the customer, then the Group is the principal in the transaction. If the Group does not take control of the product or service prior to delivery to the customer, the Group is the agent in the transaction. The determination of whether the Group takes control of products or services prior to delivery to the customer can be judgmental and depends upon the specific facts and circumstances for each transaction and hence the Group also evaluates each revenue stream against the following indicators when determining whether it is acting as principal or agent in a transaction:
•
Primary responsibility for fulfilling the promise to provide the specified goods or service;

•
Inventory risk before the specified good or service has been transferred to a customer and;

•
Discretion in establishing the price for the specified good or service.

The specific judgements made for each revenue category are discussed in the accounting policy for revenue as disclosed below in Note 4 (l).
Functional currency
The management makes judgment in determining the functional currency for each entity in the Group, mainly in determining the major factors that could influence selection of functional currency. The key factor is the prevailing currency in which the products and services it sells are generally priced in the local markets in which a particular subsidiary operates.
Estimates
The key assumptions concerning the future and other key sources of estimation uncertainty at the reporting date, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year, are described below. The Group based its assumptions and estimates on parameters available when the consolidated financial statements were prepared. Existing circumstances and assumptions about future developments, however, may change due to market changes or circumstances arising that are beyond the control of the Group. Such changes are reflected in the assumptions when they occur.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
3.   Significant accounting judgments, estimates and assumptions (continued)
Allowance for expected credit losses
In determining the recoverability of a trade receivable, the Group considers any change in the credit quality of the trade receivable from the date credit was initially granted up to the reporting date including ageing analysis and analysis of subsequent payments. The Group’s exposure to concentration of credit risk is limited due to their customer base being large and diverse. The Group uses a provision matrix to calculate expected credit losses (“ECL”) for trade receivables and contract assets. The provision rates are based on days past due for groupings of various customer segments that have similar loss patterns (i.e., by geography and rating). The provision matrix is initially based on the Group’s historical observed default rates. The Group will calibrate the matrix to adjust the historical credit loss experience with forward-looking information. At every reporting date, the historical observed default rates are updated and changes in the forward-looking estimates are analysed.
The Group’s historical credit loss experience and forecast of economic conditions may also not be representative of customer’s actual default in the future. The information about the ECLs on the Group’s trade receivables disclosed in Note 11.
Fair value of assets and liabilities in business combinations and non-cash distributions to shareholders
At the acquisition date the Group recognises separately the identifiable assets, liabilities and contingent liabilities acquired or assumed in a business combination at their fair values, which involves estimates. Such estimates are based on valuation methods that require considerable judgment in forecasting future cash flows and developing other assumptions.
The Group accounts for the non-cash distribution of the assets and liabilities to its shareholders at fair value which involves estimates. Such estimates are based on valuation methods that require considerable judgment in forecasting future cash flows and developing other assumptions.
Deferred tax assets and uncertain tax positions
Deferred tax assets are recognised for unused tax losses to the extent that it is probable that taxable profit will be available against which the losses can be utilised. Significant management judgment is required to determine the amount of deferred tax assets that can be recognised, based upon the likely timing and the level of future taxable profits and the existence of taxable temporary differences (Note 29). Various factors are considered to assess the probability of the future utilization of deferred tax assets, including past operating results, operational plans, expiration of tax losses carried forward and tax planning strategies. If actual results differ from these estimates or if these estimates must be adjusted in future periods, the financial position, results of operations and cash flows may be negatively affected. In the event that the assessment of future utilization of deferred tax assets must be reduced, this reduction will be recognised in the consolidated statement of profit or loss and other comprehensive income (loss).
Impairment of goodwill
The Group determines whether goodwill is impaired at least on an annual basis and when circumstances indicate that the carrying value may be impaired. This requires an estimation of the value in use or fair value less cost of disposal of the cash generating units to which the goodwill is allocated. Estimating the value in use requires the Group to make an estimate of the expected future cash flows from the cash-generating unit and also to choose a suitable discount rate in order to calculate the present value of those cash flows. More details of the assumptions used in estimating the value in use of the cash-generating units to which goodwill is allocated are provided in Note 9.
Impairment of non-financial assets
Impairment exists when the carrying value of an asset or cash generating unit exceeds its recoverable amount, which is the higher of its fair value less costs of disposal and its value in use. The fair value less

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
3.   Significant accounting judgments, estimates and assumptions (continued)
costs of disposal calculation is based on available data from binding sales transactions, conducted at arm’s length, for similar assets or observable market prices less incremental costs for disposing of the asset. The value in use calculation is based on a discounted cash flow (DCF) model. The cash flows are estimated beyond the period covered by the most recent budgets by extrapolating the projections based on the budgets using the steady or declining growth rate for subsequent years, unless an increasing rate can be justified.
The cash flows do not include restructuring activities that the Group is not yet committed to or significant future investments that will enhance the asset’s performance of the cash-generated unit being tested. The recoverable amount is sensitive to the discount rate used for the DCF model as well as the expected future cash-inflows and the growth rate used for extrapolation purposes. These estimates are most relevant to goodwill and other intangibles with indefinite useful lives recognised by the Group. There were no indicators of impairment of non-financial assets other than goodwill as at 31 March 2023 and 31 March 2022.
Fair value measurement of financial instruments
When the fair values of financial assets and financial liabilities recorded in the statement of financial position cannot be measured based on quoted prices in active markets, their fair value is measured using valuation techniques including the DCF model. The inputs to these models are taken from observable markets where possible, but where this is not feasible, a degree of judgement is required in establishing fair values. Judgements include considerations of inputs such as liquidity risk, credit risk and volatility. Changes in assumptions relating to these factors could affect the reported fair value of financial instruments. See Note 31 for further disclosures.
Contingent consideration for acquisitions, resulting from business combinations, are valued at fair value at the acquisition date as part of the business combination. When the contingent consideration for acquisitions meets the definition of a financial liability, it is subsequently remeasured to fair value at each reporting date. The determination of the fair value is based on discounted cash flows. The key assumptions take into consideration the probability of meeting each performance target and the discount factor.
Development costs
The Group capitalises development costs for a project in accordance with the accounting policy disclosed in Note 4(d). Initial capitalisation of costs is based on management’s judgement that technological and economic feasibility is confirmed, usually when a product development project has reached a defined milestone according to an established project management model. In determining the amounts to be capitalised, management makes assumptions regarding the expected future cash generation of the project, discount rates to be applied and the expected period of benefits.
As at 31 March 2023 the carrying amount of capitalised development costs and recognised as intangible assets was $2,629 (31 March 2022: $17,867, which also includes capitalised costs of SLR), and amount capitalised for the year ended 31 March 2023 is equal to $4,478 including $4,286 related to discontinued operations (year ended 31 March 2022: $9,027).
Leases
The likelihood of extension and termination options being exercised, the separation and estimation of non-lease components of payments, the identification and valuation of in-substance fixed payments, the determination of the incremental borrowing rate relevant in calculating lease liabilities are assessed for recognition of right-of-use assets and lease liabilities.
The Group determines the lease term as the non-cancellable term of the lease, together with any periods covered by an option, if any, to extend the lease if it is reasonably certain to be exercised, or any periods covered by an option to terminate the lease, if it is reasonably certain not to be exercised. The

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
3.   Significant accounting judgments, estimates and assumptions (continued)
renewable lease contracts that specify an initial period, and renew indefinitely at the end of the initial period unless terminated by either of the parties to the contract are considered enforceable beyond the date on which the contract can be terminated taking into account the broader economics of the contract, and not only contractual termination payments.
Lease terms are determined based on the contract terms, production need to lease the specialised asset and terms of rehabilitation obligations.
The Group cannot readily determine the interest rate implicit in the lease, therefore, it uses its incremental borrowing rate (IBR) to measure lease liabilities. The IBR is the rate of interest that the Group would have to pay to borrow over a similar term, and with a similar security, the funds necessary to obtain an asset of a similar value to the right-of-use asset in a similar economic environment. The IBR therefore reflects what the Group ‘would have to pay’, which requires estimation when no observable rates are available (such as for subsidiaries that do not enter into financing transactions) or when they need to be adjusted to reflect the terms and conditions of the lease (for example, when leases are not in the subsidiary’s functional currency).
4.   Significant accounting policies
(k) Business combinations and goodwill
Business combinations are accounted for using the acquisition method. The cost of an acquisition is measured as the aggregate of the consideration transferred, which is measured at acquisition date fair value, and the amount of any non-controlling interests in the acquiree. For each business combination, the Group elects whether to measure the non-controlling interests in the acquiree at fair value or at the proportionate share of the acquiree’s identifiable net assets. Acquisition-related costs are expensed as incurred and included in administrative expenses.
Any contingent consideration for acquisitions to be transferred by the acquirer will be recognised at fair value at the acquisition date. Contingent consideration for acquisitions classified as an asset or liability that is a financial instrument and within the scope of IFRS 9 Financial Instruments, is measured at fair value with the changes in fair value recognised in the consolidated statement of profit or loss and other comprehensive income (loss).
Goodwill is initially measured at cost (being the excess of the aggregate of the consideration transferred and the amount recognised for non-controlling interests) and any previous interest held over the net identifiable assets acquired and liabilities assumed. If the fair value of the net assets acquired is in excess of the aggregate consideration transferred, the Group re-assesses whether it has correctly identified all of the assets acquired and all of the liabilities assumed and reviews the procedures used to measure the amounts to be recognised at the acquisition date.
(a) Business combinations and goodwill
After initial recognition, goodwill is measured at cost less any accumulated impairment losses. For the purpose of impairment testing, goodwill acquired in a business combination is, from the acquisition date, allocated to each of the Group’s cash-generating units that are expected to benefit from the combination, irrespective of whether other assets or liabilities of the acquiree are assigned to those units.
Business combinations under common control are accounted for at carrying value to the parent company or individual retrospectively with results of operations consolidated for all periods presented, as if effected on the first date the common control was established. Disposals of subsidiaries under common control are accounted for at fair value and recognised as equity transactions.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
4.   Significant accounting policies (continued)
(b) Property and equipment
Property and equipment are stated at historic cost less accumulated depreciation and accumulated impairment loss. Historical cost includes expenditure that is directly attributable to the acquisition of assets. Depreciation is calculated using the straight-line method to write off their cost to their residual values over their estimated useful lives, as follows:
Type of equipment	Useful life, years
Buildings	30
Furniture for storage	10
Climatic equipment	5
Network hardware	6
Transportation	6
Computer and computer equipment	4
Furniture for daily use and office equipment	3
Other	5
The gain or loss arising on the disposal or liquidation of an asset is determined as the difference between the sales proceeds and the carrying amount of the asset and is recognised in the consolidated statement of profit or loss and other comprehensive income (loss) when asset is derecognised. The residual values, useful lives and methods of depreciation of property and equipment are reviewed at each financial year end and adjusted prospectively, if appropriate.
(c) Intangible assets
Intangible assets acquired separately are measured on initial recognition at cost. The cost of intangible assets acquired in a business combination is their fair value at the date of acquisition. Following initial recognition, intangible assets are carried at cost less any accumulated amortisation and accumulated impairment losses. Internally generated intangibles, excluding capitalised development costs, are not capitalised and the related expenditure is reflected in the consolidated statement of profit or loss and other comprehensive income (loss) in the period in which the expenditure is incurred.
The useful lives of intangible assets are assessed as either finite or indefinite.
Intangible assets with finite lives are amortised over the useful economic life and assessed for impairment whenever there is an indication that the intangible asset may be impaired. The amortisation period and the amortisation method for an intangible asset with a finite useful life are reviewed at least at the end of each reporting period. Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset are considered to modify the amortisation period or method, as appropriate, and are treated as changes in accounting estimates.
The amortisation expense on intangible assets with finite lives is recognised in the consolidated statement of profit or loss and other comprehensive income (loss) in the expense category that is consistent with the function of the intangible assets.
Intangible assets with indefinite useful lives are not amortised, but are tested for impairment annually, either individually or at the cash-generating unit level. The assessment of indefinite life is reviewed annually to determine whether the indefinite life continues to be supportable. If not, the change in useful life from indefinite to finite is made on a prospective basis.
Amortisation is calculated using the straight-line method to write off their cost to their residual values over their estimated useful lives, as follows:

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
4.   Significant accounting policies (continued)
Type of asset	Useful life, years
Goodwill	Indefinite
Customer base	5 – 10 years
Brand	5 – 10 years
Software and licenses	The period of validity for a license or 5 years
Gains or losses arising from derecognition of an intangible asset are measured as the difference between the net disposal proceeds and the carrying amount of the asset and are recognised in the consolidated statement of profit or loss and other comprehensive income (loss) when the asset is derecognised.
(d) Research and development costs
Research costs are expensed as incurred. Development expenditures on an individual project are recognised as an intangible asset when the Group can demonstrate:
•
The technical feasibility of completing the intangible asset so that the asset will be available for use or sale;

•
Its intention to complete and its ability and intention to use or sell the asset;

•
How the asset will generate future economic benefits;

•
The availability of resources to complete the asset;

•
The ability to measure reliably the expenditure during development.

Following initial recognition of the development expenditure as an asset, the asset is carried at cost less any accumulated amortisation and accumulated impairment losses. Amortisation of the asset begins when development is complete and the asset is available for use. It is amortised over the period of expected future benefit. Amortisation is recorded in general and administrative expenses. During the period of development, the asset is tested for impairment annually.
Amortisation of developments expenditures recognised as an asset is calculated using a straight-line method or on a units-of-production basis over the period of expected future sales from the related project.
(e) Impairment of non-financial assets
The Group assesses, at each reporting date, whether there is an indication that an asset may be impaired. If any indication exists, or when annual impairment testing for an asset is required, the Group estimates the asset’s recoverable amount. An asset’s recoverable amount is the higher of an asset’s fair value less costs of disposal and its value in use.
The recoverable amount is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets. When the carrying amount of an asset exceeds its recoverable amount, the asset is considered impaired and is written down to its recoverable amount.
In assessing value in use, the estimated future cash flows are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. In determining fair value less costs of disposal, recent market transactions are taken into account. If no such transactions can be identified, an appropriate valuation model is used. These calculations are corroborated by valuation multiples, quoted share prices for publicly traded companies or other available fair value indicators.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
4.   Significant accounting policies (continued)
The Group bases its impairment calculation on the cash flows that are estimated beyond the period covered by the most recent budgets by extrapolating the projections based on the budgets using the steady or declining growth rate for subsequent years, unless an increasing rate can be justified.
The impairment calculations are prepared separately for each of the Group’s cash generated unit (CGU) to which the individual assets are allocated. A long-term growth rate is calculated and applied to project future cash flows after the sixth year.
Impairment losses of continuing operations are recognised in the consolidated statement of profit or loss and other comprehensive income (loss) in categories consistent with the function of the impaired asset, except for properties previously revalued with the revaluation taken to other comprehensive income. For such properties, the impairment is recognised in other comprehensive income up to the amount of any previous revaluation.
For assets excluding goodwill, an assessment is made at each reporting date to determine whether there is an indication that previously recognised impairment losses no longer exist or have decreased. If such indication exists, the Group estimates the asset’s or CGU’s recoverable amount. A previously recognised impairment loss is reversed only if there has been a change in the assumptions used to determine the asset’s recoverable amount since the last impairment loss was recognised. The reversal is limited so that the carrying amount of the asset does not exceed its recoverable amount, nor exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognised for the asset in prior years. Such reversal is recognised in the statement of profit or loss unless the asset is carried at a revalued amount, in which case, the reversal is treated as a revaluation increase.
Goodwill is tested for impairment annually and when circumstances indicate that the carrying value may be impaired. Impairment is determined for goodwill by assessing the recoverable amount of each CGU (or group of CGUs) to which the goodwill relates. When the recoverable amount of the CGU is less than its carrying amount, an impairment loss is recognised. Impairment losses relating to goodwill cannot be reversed in future periods.
Intangible assets with indefinite useful lives are tested for impairment annually at the CGU level, as appropriate, and when circumstances indicate that the carrying value may be impaired.
(f) Software licenses and other inventories
Inventories consist primarily of software in transit and other hardware and materials items purchased for resale or to fulfil customer orders where the right of ownership is yet to transfer.
Net realizable value is the estimated selling price in the ordinary course of business, less related selling expenses. Cost of purchase includes purchase price and other non-recoverable taxes. Contractual trade discounts, rebates and other similar items which the Group reasonably expect to receive are deducted in determining the cost of purchase.
(g) Cash and cash equivalents
Cash and cash equivalents in the statement of financial position comprise cash at banks and on hand and short-term deposits with a maturity of three months or less, which are subject to an insignificant risk of changes in value.
For the purpose of the consolidated statement of cash flows, cash and cash equivalents consist of cash and short-term deposits, as defined above, net of outstanding bank overdrafts as they are considered an integral part of the Group’s cash management.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
4.   Significant accounting policies (continued)
(h) Financial instruments — initial recognition and subsequent measurement
A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity.
(i)
Financial assets

Initial recognition and measurement
Financial assets are classified, at initial recognition, as financial assets at fair value through profit or loss, fair value through other comprehensive income (FVOCI), and as subsequently measured at amortised cost. All financial assets are recognised initially at fair value plus, in the case of financial assets not recorded at fair value through profit or loss, transaction costs that are attributable to the acquisition of the financial asset.
Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the market place (regular way trades) are recognised on the trade date, i.e., the date that the Group commits to purchase or sell the asset.
Subsequent measurement
For purposes of subsequent measurement, financial assets are classified in three categories:
•
Financial assets at fair value through profit or loss;

•
Financial assets carried at amortised cost;

•
FVOCI financial assets.

Financial assets at fair value through profit or loss
Financial assets at fair value through profit or loss include financial assets held for trading and financial assets designated upon initial recognition at fair value through profit or loss. Financial assets are classified as held for trading if they are acquired for the purpose of selling or repurchasing in the near term. Financial assets at fair value through profit or loss are carried in the statement of financial position at fair value with net changes in fair value presented in the Change in fair value of financial instruments line in the consolidated statement of profit or loss and other comprehensive income (loss).
Financial assets carried at amortised cost
This category is the most relevant to the Group. The Group measures financial assets at amortised cost if both of the following conditions are met:
•
The financial asset is held within a business model with the objective to hold financial assets in order to collect contractual cash flows; and

•
The contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

Financial assets at amortised cost are subsequently measured using the effective interest (EIR) method and are subject to impairment. Gains and losses are recognised in profit or loss when the asset is derecognised, modified or impaired. The Group’s financial assets at amortised cost are presented in Note 31.
FVOCI financial assets
FVOCI financial assets include equity investments and debt securities. Equity investments classified as FVOCI are those that are neither classified as held for trading nor designated at fair value through profit or

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
4.   Significant accounting policies (continued)
loss. Debt securities in this category are those that are intended to be held for an indefinite period of time and that may be sold in response to needs for liquidity or in response to changes in the market conditions.
Equity investments at fair value through OCI are subsequently measured at fair value with gains or losses recognised in OCI and credited or debited in the FVOCI reserve. Changes in fair value which are recognised in OCI are never recycled to profit and loss, even if the asset is sold or impaired. Dividends are recognised as other income in the statement of profit or loss when the right of payment has been established, except when the Company benefits from such proceeds as a recovery of part of the cost of the financial asset, in which case, such gains are recorded in OCI.
Derecognition
A financial asset (or, where applicable, a part of a financial asset or part of a group of similar financial assets) is primarily derecognised (i.e., removed from the Group’s consolidated statement of financial position) when:
•
The rights to receive cash flows from the asset have expired; or

•
The Group has transferred its rights to receive cash flows from the asset or has assumed an obligation to pay the received cash flows in full without material delay to a third party under a “pass-through” arrangement; and either (a) the Group has transferred substantially all the risks and rewards of the asset, or (b) the Group has neither transferred nor retained substantially all the risks and rewards of the asset, but has transferred control of the asset.

Impairment of financial assets
Further disclosures relating to impairment of financial assets are also provided in the following notes:
•
Disclosures for significant assumptions (Note 3);

•
Loans issued (Note 13);

•
Trade receivables (Note 11).

The Group recognises an allowance for expected credit losses (ECLs) for all debt instruments not held at fair value through profit or loss. ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that the Group expects to receive, discounted at an approximation of the original effective interest rate. The expected cash flows will include cash flows from the sale of collateral held or other credit enhancements that are integral to the contractual terms.
ECLs are recognised in two stages. For credit exposures for which there has not been a significant increase in credit risk since initial recognition, ECLs are provided for credit losses that result from default events that are possible within the next 12-months (a 12-month ECL). For those credit exposures for which there has been a significant increase in credit risk since initial recognition, a loss allowance is required for credit losses expected over the remaining life of the exposure, irrespective of the timing of the default (a lifetime ECL).
For trade receivables, the Group applies a simplified approach in calculating ECLs. Therefore, the Group does not track changes in credit risk, but instead recognises a loss allowance based on lifetime ECLs at each reporting date. The Group has established a provision matrix that is based on its historical credit loss experience, adjusted for forward-looking factors.
The Group considers a financial asset in default when contractual payments are 90 days past due. However, in certain cases, the Group may also consider a financial asset to be in default when internal or external information indicates that the Group is unlikely to receive the outstanding contractual amounts in

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
4.   Significant accounting policies (continued)
full before taking into account any credit enhancements held by the Group. A financial asset is written off when there is no reasonable expectation of recovering the contractual cash flows.
(ii) Financial liabilities
Initial recognition and measurement
Financial liabilities are classified, at initial recognition, as financial liabilities at fair value through profit or loss, loans and borrowings, payables, or as derivatives. All financial liabilities are recognised initially at fair value and, in the case of loans and borrowings and payables, net of directly attributable transaction costs. The Group’s financial liabilities are presented in the Note 31.
Subsequent measurement
The measurement of financial liabilities depends on their classification, as described below:
Financial liabilities at fair value through profit or loss
Financial liabilities at fair value through profit or loss include financial liabilities held for trading and financial liabilities designated upon initial recognition as at fair value through profit or loss.
Financial liabilities are classified as held for trading if they are incurred for the purpose of repurchasing in the near term. Gains or losses on liabilities held for trading are recognised in the statement of profit or loss and other comprehensive income (loss).
Financial liabilities designated upon initial recognition at fair value through profit or loss are designated at the initial date of recognition, and only if the criteria in IFRS 9 are satisfied.
Loans and borrowings
This is the category most relevant to the Group. After initial recognition, interest-bearing loans and borrowings are subsequently measured at amortised cost using the effective interest rate (“EIR”) method. Gains and losses are recognised in the consolidated statement of profit or loss and other comprehensive income (loss) when the liabilities are derecognised as well as through the EIR amortisation process. Amortised cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the EIR. The EIR amortisation is included as finance costs in the consolidated statement of profit or loss and other comprehensive income (loss). This category generally applies to interest-bearing loans and borrowings (Note 18).
Financial guarantee contracts
Financial guarantee contracts issued by the Group are those contracts that require a payment to be made to reimburse the holder for a loss it incurs because the specified debtor fails to make a payment when due in accordance with the terms of a debt instrument. Financial guarantee contracts are recognised initially as a liability at fair value, adjusted for transaction costs that are directly attributable to the issuance of the guarantee. Financial guarantees issued to the Group’s subsidiaries are usually included in the measurement of the guaranteed financial liability and therefore are not accounted for separately.
Financial guarantee contracts are subsequently measured by the Group at the higher of:
•
The amount of loss allowance according to the impairment requirements of IFRS 9; and

•
The amount initially recognised less, when appropriate, the cumulative amount of income recognised in accordance with the principles of IFRS 15.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
4.   Significant accounting policies (continued)
Derecognition
A financial liability is derecognised when the obligation under the liability is discharged or cancelled or expires. When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as the derecognition of the original liability and the recognition of a new liability. The difference in the respective carrying amounts is recognised in the consolidated statement of profit or loss and other comprehensive income (loss).
(i) Classification as debt or equity
Debt and equity instruments are classified as either financial liabilities or as equity in accordance with the substance of the contractual arrangement.
(j) Fair value measurement
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurement is based on the presumption that the transaction to sell the asset or transfer the liability takes place either:
•
In the principal market for the asset or liability; or

•
In the absence of a principal market, in the most advantageous market for the asset or liability.

The principal or the most advantageous market must be accessible by the Group.
The fair value of an asset or a liability is measured using the assumptions that market participants would use when pricing the asset or liability, assuming that market participants act in their economic best interest.
A fair value measurement of a non-financial asset takes into account a market participant’s ability to generate economic benefits by using the asset in its highest and best use or by selling it to another market participant that would use the asset in its highest and best use.
The Group uses valuation techniques that are appropriate in the circumstances and for which sufficient data are available to measure fair value, maximising the use of relevant observable inputs and minimising the use of unobservable inputs.
All assets and liabilities for which fair value is measured or disclosed in the financial statements are categorised within the fair value hierarchy, described as follows, based on the lowest level input that is significant to the fair value measurement as a whole:
•
Level 1 — quoted (unadjusted) market prices in active markets for identical assets or liabilities;

•
Level 2 — valuation techniques for which the lowest level input that is significant to the fair value measurement is directly or indirectly observable;

•
Level 3 — valuation techniques for which the lowest level input that is significant to the fair value measurement is unobservable.

For assets and liabilities that are recognised in the financial statements at fair value on a recurring basis, the Group determines whether transfers have occurred between levels in the hierarchy by re-assessing categorisation (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period.

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Notes to the consolidated financial statements (continued)
4.   Significant accounting policies (continued)
For the purpose of fair value disclosures, the Group has determined classes of assets and liabilities on the basis of the nature, characteristics and risks of the asset or liability and the level of the fair value hierarchy, as explained above.
Fair-value related disclosures for financial instruments and non-financial assets that are measured at fair value or where fair values are disclosed, are summarised in the following notes:
•
Disclosures for valuation methods, significant estimates and assumptions — Note 3, Note 30;

•
Quantitative disclosures of fair value measurement hierarchy — Note 30;

•
Financial instruments (including those carried at amortised cost) — Note 30.

(k) Taxes
Current income tax
Current income tax assets and liabilities are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the amount are those that are enacted or substantively enacted at the reporting date in the countries where the Group operates and generates taxable income.
Current income tax relating to items recognised directly in equity is recognised in equity and not in the statement of profit or loss. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.
Uncertain tax positions
The Group’s policy is to comply fully with the applicable tax regulations in the jurisdictions in which its operations are subject to income taxes. The Group’s estimates of current income tax expense and liabilities are calculated assuming that all tax computations filed by the Group’s subsidiaries will be subject to a review or audit by the relevant tax authorities. The Group and the relevant tax authorities may have different interpretations of how regulations should be applied to actual transactions. Such uncertain tax positions are accounted for in accordance with IAS 12 Income Taxes and IAS 37 Provisions, Contingent Liabilities and Contingent Assets. The Group applies single most likely outcome method of uncertain tax positions estimation.
Deferred taxes
Deferred tax is provided using the liability method on temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date.
Deferred tax liabilities are recognised for all taxable temporary differences, except:
•
When the deferred tax liability arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss;

•
In respect of taxable temporary differences associated with investments in subsidiaries, associates and interests in joint arrangements, when the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.

Deferred tax assets are recognised for all deductible temporary differences, the carry forward of unused tax credits and any unused tax losses. Deferred tax assets are recognised to the extent that it is probable that

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
4.   Significant accounting policies (continued)
taxable profit will be available against which the deductible temporary differences, and the carry forward of unused tax credits and unused tax losses can be utilised, except:
•
When the deferred tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss;

•
In respect of deductible temporary differences associated with investments in subsidiaries, associates and interests in joint arrangements, deferred tax assets are recognised only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilised.

Value added tax
Output value added tax (VAT) is payable to the tax authorities on the earlier of (a) advances received from customers or (b) revenue from delivery of the goods or services to customers. Input VAT is generally recoverable against output VAT upon receipt of the VAT invoice. The tax authorities permit the settlement of VAT on a net basis. Net VAT payable to tax authorities as on the reporting date is recognised separately from the input VAT not submitted for reimbursement to tax authorities by that date. Where provision has been made for impairment of receivables, the impairment loss is recorded for the gross amount of the debtor, including VAT. VAT is excluded from revenue.
(l) Revenue recognition
Revenue from contracts with customers comprises revenue from the sale of software, hardware and services. Revenue is recognised when the performance obligation in the contract has been satisfied either at the ‘point in time’ or ‘over time’ as control of the promised goods or service is transferred to the customer at the transaction price amount that reflects the consideration to which the Group expects to be entitled in exchange for those goods or services. The transaction price is determined by the price specified in the underlying contract or order.
The Group’s revenue arrangements may contain multiple performance obligations. These may include an obligation to deliver one or more product or services. Where the contracts include multiple performance obligations, the transaction price will be allocated to each performance obligation based on the stand-alone selling prices. All performance obligations are separately listed as individual items on the order and the price is allocated on this basis. A performance obligation is satisfied when control of the promised good or service is transferred to the customer. The following indicators are used by the Company in determining when control has passed to the customer:
•
The Group has a right to payment for the product or service;

•
The customer has legal title to the product;

•
The Group has transferred physical possession of the product to the customer;

•
The customer has the significant risks and rewards related to the ownership of the product; and

•
The customer has accepted the product.

Principal versus Agent arrangements
The Group evaluates the following indicators amongst others when determining whether it is acting as a principal or agent in the transaction and recording revenue on a gross, or net, basis:
•
the Group is primarily responsible for fulfilling the promise to provide the specified goods or service to the customer;

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
4.   Significant accounting policies (continued)
•
the Group has inventory risk before the specified good or service has been transferred to a customer; and

•
the Group has discretion in establishing the price for the specified good or service.

Sale of hardware
Revenue from the sales of hardware products is generally recognised as products are shipped or made available and recorded on a gross basis with the selling price to the customer recorded as revenue and the acquisition cost of the product or service recorded as cost of sales. The Group determined that it is deemed to be the principal in these transactions as the Group is ultimately responsible for delivery of products to the end customers; has latitude in establishing prices and bears inventory risk.
Sale of software and cloud
The Group also resells third party software subscriptions which include traditional on-premises licensing and cloud-based service arrangements that allow for the use of a hosted software product or service over a contractually determined period.
Revenue from software licence sales is recognised on a net basis as the Group is acting as an agent in these transactions at the point the software license is delivered to the customer. The Group is considered as agent in these transactions as these software products are intangible, customer specific and in most cases sent directly to customers by the vendor electronically, removing inventory risk for the Group, prior to delivery. Despite the Group has latitude in establishing the prices, the lack of inventory risk and the software provider having primary responsibility for the software product meeting customer specifications underline that these sales should be recorded on a net basis. Resulting revenue is equal to the gross profit on the transaction, and there is no corresponding cost of sales.
The revenue associated with the license sale is recognised upon the transfer of the license to the customer as the Group has satisfied its performance obligations by arranging the transfer of the licensing to the customer.
The Group also sells cloud-based software subscriptions which allow for the use of a third-party hosted software product over a contractually determined period. As the Group has satisfied its performance obligations by arranging the transfer of the licensing to the customer, revenue is recognised in full at that point on a net basis as the Group is acting as an agent in the transaction.
Multi-year licensing contracts normally have a term of up to three years though the vendor issues invoices annually to the Company and expects the Company to perform its responsibilities as a partner for each of the following years. The consideration related to following year licensing is recorded only when the Company has fulfilled its performance obligation at each year anniversary, i.e. arranged the sale for the following year and uncertainty associated with the potential change in the channel partner is resolved. Therefore the annual amount of related software subscription revenue are recognised upon initial subscription and subsequently at each year anniversary.
Warranties
Vendors typically provide standard warranties on most of the software or hardware products the Group sells. These manufacturer warranties are assurance-type warranties and are not considered separate performance obligations. The warranties are not sold separately and only provide assurance that products will conform with the manufacturer’s specifications.
The service-type warranties in connection with the Group’s integrated solution are generally offered separately in the same contract to customers and represent separate performance obligations which are

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
4.   Significant accounting policies (continued)
priced separately in the contract. Service-type warranties typically resolve defects/issues that take place after the deliverables have been accepted by the customer and met the specifications of the contract.
Services
Managed and professional services offered by the Group primarily include installation, customer training and integration of vendor’s products, Group’s own public cloud services (Noventiq Cloud) as well as software development and application engineering. In these arrangements, the Group satisfies the performance obligations and recognises revenue over time. The Group is the principal in these arrangements, as such revenue is recognised on a gross basis.
Such professional services are provided under both time and materials and fixed price contracts. When services are provided on a time and materials basis, the Group recognises revenues at agreed-upon billing rates as services are performed.
When services are provided on a fixed fee basis, the Group recognises revenues over time in proportion to the Group’s progress towards satisfaction of the performance obligation.
In arrangements for managed services, the Group’s arrangement is typically a single performance obligation comprised of a series of distinct services that are substantially the same and that have the same pattern of transfer (i.e., distinct days of service). The Group typically recognises revenue from these services on a straight-line basis over the period services are provided, which is consistent with the timing of services rendered.
Significant financing component and variable consideration
Most of the contracts are not considered to include a significant financing component as usually the period between payment and delivery of goods or services does not exceed 30-90 days. As long as the term of receivable is no more than one year the Group uses the practical expedient in IFRS 15 and does not adjust the promised amount of consideration for the effects of a significant financing component. Where the Group has the term of the receivable is more than one year, the revenue is discounted to the fair value.
The Group may have long-term contracts where the specified percentage of each performance obligation payment is retained by the customer throughout the arrangement and paid to the Group only when the entire project is completed. The Group concludes that in line with IFRS 15.62(c) such contract does not include a significant component as withholding of a specified percentage (‘holdbacks’) of each milestone payment is intended to protect the customer from the Group failing to adequately complete its obligations under the contract rather than provision of finance to the customer. As a result, the Group recognises revenue for the ‘holdbacks’ at the same time as revenue for the related performance obligation considering the effects of a potential penalty deductions from the ‘holdbacks’ amounts based on historical experience as a variable consideration.
Costs to obtain and fulfil the contract
IFRS 15 requires certain costs to fulfil a contract to be recognised as a separate asset. The Group does not have any capitalized fulfilment costs as such costs normally relate to satisfied or partially satisfied performance obligations and hence the costs are expensed in the income statement as incurred.
The Group has applied the practical expedient and recognised the commission as an expense when incurred given that the period over which the commission would have been recognised is less than a year. After applying this practical expedient, the remaining commissions are not material.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
4.   Significant accounting policies (continued)
Contract liabilities
Customer advances and deferred revenues include (1) payments received from customers in advance of providing the product or performing services, and (2) amounts deferred if other conditions of revenue recognition have not been met.
Transaction price of unsatisfied performance obligations
The Group uses the practical expedient in IFRS 15.121 and does not disclose information about the aggregate amount of the transaction price allocated to the performance obligations that are unsatisfied when the original expected duration of the underlying contract is one year or less. After applying this practical expedient, the remaining performance obligations to be disclosed 31 March 2023 and 2022 are not material.
(m) Cost of sales
Cost of sales includes software and hardware costs, subcontractor costs, inbound freight costs, provisions for inventory reserves, and other direct costs associated with the delivery of services.
Other direct cost associated with the delivery of services consists primarily of personnel costs of IT engineers and IT technical specialists, including base salary, incentive-based compensation and social security taxes.
Cost of sales are reduced by rebates, which are recorded as earned based on the contractual arrangement with the vendor. Rebates from software vendors in which we are participating as an agent in the transaction are recognised as revenue.
(n) Retirement benefit obligations
The Group makes contributions to state pension schemes in the various jurisdictions in which they operate.
The Group has no other retirement benefit obligations.
(o) Provision for unused vacation
The Group measures the expected cost of accumulating compensated absences as the additional amount that the Group expects to pay as a result of the unused entitlement that has accumulated at the reporting date.
(p) Leases
The Group assesses at contract inception whether a contract is, or contains, a lease. That is, if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration.
(i)
Right-of-use assets

The Group recognises right-of-use assets at the commencement date of the lease (i.e., the date the underlying asset is available for use). Right-of-use assets are measured at cost, less any accumulated depreciation and impairment losses, and adjusted for any remeasurement of lease liabilities. The cost of right-of-use assets includes the amount of lease liabilities recognised, initial direct costs incurred, and lease payments made at or before the commencement date less any lease incentives received. Right-of-use assets are mainly presented by office premises and depreciated on a straight-line basis over the lease term. The useful lives of right-of-use assets usually vary from 1 to 5 years.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
4.   Significant accounting policies (continued)
The right-of-use assets are also subject to impairment. Refer to the accounting policies in Note 4 (e).
(ii)
Lease liabilities

At the commencement date of the lease, the Group recognises lease liabilities measured at the present value of lease payments to be made over the lease term. The lease payments include fixed payments (including in substance fixed payments) less any lease incentives receivable, variable lease payments that depend on an index or a rate, and amounts expected to be paid under residual value guarantees. The lease payments also include the exercise price of a purchase option reasonably certain to be exercised by the Group and payments of penalties for terminating the lease, if the lease term reflects the Group exercising the option to terminate.
In calculating the present value of lease payments, the Group uses its incremental borrowing rate at the lease commencement date if the interest rate implicit in the lease is not readily determinable. After the commencement date, the amount of lease liabilities is increased to reflect the accretion of interest and reduced for the lease payments made. In addition, the carrying amount of lease liabilities is remeasured if there is a modification, a change in the lease term, a change in the lease payments (e.g., changes to future payments resulting from a change in an index or rate used to determine such lease payments) or a change in the assessment of an option to purchase the underlying asset.
(iii)
Short-term leases and leases of low-value assets

The Group applies the short-term lease recognition exemption to its short-term leases (i.e., those leases that have a lease term of 12 months or less from the commencement date and do not contain a purchase option). The Group also applies the lease of low-value assets recognition exemption to leases. Lease payments on short-term leases and leases of low-value assets are recognised as expense on a straight-line basis over the lease term.
Group as a lessor
Leases in which the Group does not transfer substantially all the risks and rewards of ownership of an asset are classified as operating leases. Initial direct costs incurred in negotiating and arranging an operating lease are added to the carrying amount of the leased asset and recognised over the lease term on the same basis as rental income. Contingent rents are recognised as revenue in the period in which they are earned.
(q) Borrowing costs
Borrowing costs directly attributable to the acquisition, construction or production of an asset that necessarily takes a substantial period of time to get ready for its intended use or sale are capitalised as part of the cost of the asset. All other borrowing costs are expensed in the period in which they occur. Borrowing costs consist of interest and other costs that an entity incurs in connection with the borrowing of funds.
(r) Cash dividends to equity holders
The Group recognises a liability to make cash distributions to equity holders of the parent when the distribution is authorised and the distribution is no longer at the discretion of the Company. A distribution is authorised when it is approved by the shareholders. A corresponding amount is recognised directly in equity.
(s) Current vs non-current classification
The Group presents assets and liabilities in the statement of financial position based on current/non-current classification. An asset is current when it is:

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
4.   Significant accounting policies (continued)
•
Expected to be realised or intended to be sold or consumed in the normal operating cycle;

•
Held primarily for the purpose of trading;

•
Expected to be realised within twelve months after the reporting period; or

•
Cash or cash equivalent unless restricted from being exchanged or used to settle a liability for at least twelve months after the reporting period.

All other assets are classified as non-current.
A liability is current when:
•
It is expected to be settled in the normal operating cycle;

•
It is held primarily for the purpose of trading;

•
It is due to be settled within twelve months after the reporting period; or

•
There is no unconditional right to defer the settlement of the liability for at least twelve months after the reporting period.

The Group classifies all other liabilities as non-current.
Deferred tax assets and liabilities are classified as non-current assets and liabilities.
The Group presents liabilities under factoring agreements in the statement of financial position as short-term borrowings as the current structure of agreements has the component of financing.
Under factoring agreements the factor also provides a range of services, including:
•
Payments on invoices;

•
Cash accounting;

•
Control of payment limits;

•
Communication with vendors on accounting and control of payments.

To be recognised as a factoring agreement the following features have to be presented in the agreement:
•
Mechanism of charging commissions at the maturity date;

•
Condition from supply contract when supplier provides an additional deferment of payment in exchange for a commission;

•
Agency agreement does not provide assignment of rights (no transfer of the debt);

•
The agent acts on behalf of the Principal and no significant changes are occurred.

(t) Discontinued operation
Disposal groups are classified as held for sale or distribution if their carrying amount will be recovered principally through sale or a distribution to shareholders rather than through continuing use, they are available for sale or distribution in their present condition and the sale or distribution is considered highly probable. Assets held in Assets held for sale or distribution are measured at the lower of their carrying amount and fair value less costs to sell or distribute. Non-current assets included in Assets held for sale or distribution are not depreciated or amortised. Assets and liabilities classified as held for sale or distribution are presented in current assets and current liabilities separately from the other assets and liabilities in the balance sheet.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
4.   Significant accounting policies (continued)
A discontinued operation is a component of the Group that has been disposed of, distributed or is classified as held for sale or distribution and that represents a separate major line of business. The results of discontinued operations are excluded from the results of continuing operations and are presented as a single amount as profit or loss after tax from discontinued operations in the statement of profit or loss and comparatives are restated on a consistent basis. Intercompany transactions between continuing and discontinued operations are eliminated.
Additional disclosures are provided in Note 5 (c). All other notes to the financial statements include amounts for continuing operations, unless indicated otherwise.
(u) Non-cash distributions to shareholders
The Group accounts for spin-off transactions on the basis of fair value with any gain or loss recognised within the consolidated statement of profit or loss.
If the Group makes a distribution in specie to its shareholders it can account for the distribution at fair value, if the fair value can be established reliably. This would potentially result in recognising a gain in profit or loss for the difference between the fair value of the asset and its carrying value. There would also be a charge to equity for the distribution, recognised and measured at the fair value of the transferred asset and liabilities.
(v) Share capital and share premium
The Group presents its share capital, which is the share capital of the Group’s holding company Noventiq Holdings PLC, at the nominal value of its shares. Preferred shares rank pari passu with ordinary shares.
Share premium is the difference between the fair value of the consideration receivable for the issue of shares and the nominal value of the shares. Share premium account can only be resorted to for limited purposes, which do not include the distribution of dividends, and is otherwise subject to the provisions of the Cyprus Companies Law on reduction of share capital.
(w) Treasury shares
Own equity instruments that are reacquired (treasury shares) are recognised at cost and deducted from equity. No gain or loss is recognised in profit or loss on the purchase, sale, issue or cancellation of the Group’s own equity instruments. Any difference between the carrying amount and the consideration, if reissued, is recognised in the share premium. Share options exercised during the reporting period are satisfied with treasury shares.
(x) Share-based payments
Employees of the Group receive remuneration in the form of share-based payments, whereby employees render services as consideration for equity instruments (equity-settled transactions).
The cost of equity-settled transactions is determined by the fair value at the date when the grant is made using an appropriate valuation model, further details of which are given in Note 17.
That cost is recognised in employee compensation expense, together with a corresponding increase in equity (other reserves), over the period in which the service and, where applicable, the performance conditions are fulfilled (the vesting period). The cumulative expense recognised for equity-settled transactions at each reporting date until the vesting date reflects the extent to which the vesting period has expired and the Group’s best estimate of the number of equity instruments that will ultimately vest. The expense or credit in the

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
4.   Significant accounting policies (continued)
statement of other comprehensive income for a period represents the movement in cumulative expense recognised as at the beginning and end of that period.
(y) Investments in associates and joint ventures
An associate is an entity over which the Group has significant influence. Significant influence is the power to participate in the financial and operating policy decisions of the investee, but is not control or joint control over those policies.
A joint venture is a type of joint arrangement whereby the parties that have joint control of the arrangement have rights to the net assets of the joint venture. Joint control is the contractually agreed sharing of control of an arrangement, which exists only when decisions about the relevant activities require the unanimous consent of the parties sharing control.
The considerations made in determining significant influence or joint control are similar to those necessary to determine control over subsidiaries. The Group’s investment in its associate and joint venture are accounted for using the equity method.
Under the equity method, the investment in an associate or a joint venture is initially recognised at cost. The carrying amount of the investment is adjusted to recognise changes in the Group’s share of net assets of the associate or joint venture since the acquisition date. Goodwill relating to the associate or joint venture is included in the carrying amount of the investment and is not tested for impairment separately.
The consolidated statement of profit or loss and other comprehensive income (loss) reflects the Group’s share of the results of operations of the associate or joint venture. Any change in other comprehensive income of those investees is presented as part of the Group’s other comprehensive income. In addition, when there has been a change recognised directly in the equity of the associate or joint venture, the Group recognises its share of any changes, when applicable, in the Consolidated statement of changes in equity. Unrealised gains and losses resulting from transactions between the Group and the associate or joint venture are eliminated to the extent of the interest in the associate or joint venture.
The aggregate of the Group’s share of profit or loss of an associate and a joint venture is shown on the face of the statement of profit or loss and other comprehensive income (loss) outside operating profit and represents profit or loss after tax and non-controlling interests in the subsidiaries of the associate or joint venture. The financial statements of the associate or joint venture are prepared for the same reporting period as the Group. When necessary, adjustments are made to bring the accounting policies in line with those of the Group.
After application of the equity method, the Group determines whether it is necessary to recognise an impairment loss on its investment in its associate or joint venture. At each reporting date, the Group determines whether there is objective evidence that the investment in the associate or joint venture is impaired. If there is such evidence, the Group calculates the amount of impairment as the difference between the recoverable amount of the associate or joint venture and its carrying value, and then recognises the loss within ‘Share of profit of an associate and a joint venture’ in the statement of profit or loss and other comprehensive income (loss).
Upon loss of significant influence over the associate or joint control over the joint venture, the Group measures and recognises any retained investment at its fair value. Any difference between the carrying amount of the associate or joint venture upon loss of significant influence or joint control and the fair value of the retained investment and proceeds from disposal is recognised in profit or loss.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals
(a) Acquisitions of continuing business
(i)
Acquisitions in the year ended 31 March 2023

Acquisition of Seven Seas
On 1 July 2022 in exchange for a $5,247 deferred payment and $70 in contingent consideration the Group entered into a sales and purchase agreement on 100% of the shares in charter capital of the three Seven Seas companies, private companies registered in Abu Dhabi, Sharjah and Dubai, UAE (hereinafter referred together as Seven Seas). Seven Seas is a leading system integrator and Information and Communications Technology (ICT) solution provider in the UAE, providing medium and large enterprises with collaborative, multi-cloud strategies
This transaction was accounted for using the acquisition method. The results of operations of Seven Seas are included in the consolidated financial statements from the date of acquisition of control, 1 July 2022. The Group acquired Seven Seas as part of the EMEA segment.
The Group has made the final purchase price allocation on the acquisition date to the net assets acquired:
1 July 2022
Assets
Intangible assets (Note 9)	1,138
Property and equipment (Note 7)	221
Right-of-use assets (Note 21)	800
Long-term deposits	272
Software licenses and other inventory	2,545
Trade and other receivables	15,951
Cash and cash equivalents	1,217
Advances issued and other current assets	556
22,700
Liabilities
Long-term lease liabilities (Note 21)	(292)
Other long-term creditors	(1,032)
Short-term lease liabilities (Note 21)	(508)
Trade and other payables	(14,772)
Advances from customers	(721)
Other taxes payable	(571)
(17,896)
Total identifiable net assets at fair value	4,804
Goodwill arising on acquisition	513
Short-term deferred consideration for acquisition	3,770
Long-term deferred consideration for acquisition	1,477
Long-term contingent consideration for acquisition (Note 32)	70
Total consideration for acquisition	5,317

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
Cash flow on acquisition
Net cash acquired with the subsidiary	1,217
Cash paid	—
Net cash flow on acquisition	1,217
During the year ended 31 March 2023 short-term deferred consideration was paid in the amount of $3,658.
The goodwill of $513 arising from the Group’s acquisition of Seven Seas represents the expected benefits from expanding its activities in the Middle East. None of the goodwill recognised is expected to be deductible for income tax purposes.
Intangible assets arising from acquisition are represented by customer base in the amount of $1,138 with the useful life of 5 years.
The fair value of the trade receivables amounts to $15,936. The gross amount of trade receivables is $17,304 and it is expected that the full contractual amounts except for $1,368 can be collected.
The effect of acquisitions on the Group’s performance is disclosed in Note 37. Transaction costs of $201 were expensed and are included in Selling, general and administrative expenses as at 31 March 2023.
As part of the sales and purchase agreement with the previous owner of Seven Seas, contingent consideration has been agreed. There will be additional cash payments to the previous owner of Seven Seas, depending on the payment date of deferred consideration, at a rate of 7% per annum.
As at the acquisition date, the total fair value of the contingent consideration was estimated to be $70.
Acquisition of New Frontier Holding (NFH)
On 5 May 2022 as a settlement of an existing loan receivable of 655,000 rubles plus accrued interest of 24,000 rubles (or $11,175) the Group acquired rights of claim to NFH debts secured by 90% shares of New Frontier Investment (NFI), a subsidiary of NFH. As at 5 May 2022 NFI held an investment in 65,8% of SAGA d.o.o.
Saga d.o.o. together with its subsidiaries is a Serbia-based system integrator and digital solutions provider which has operations in more than 25 countries. It is a leading end-to-end next generation digital infrastructure and mission critical solutions provider with technology partners such as Microsoft, Oracle, Cisco, DELL, Hewlett Packard Enterprise, Juniper, VMWare and others.
On 4 July 2022 the Group entered into a binding agreement whereby for a deferred consideration of $3,137 the acquired rights to the loan were to be contributed to NFH in exchange for 90% of its shares. The binding agreement also prescribed the terms of call and put share option to acquire the remaining 10% of NFH.
The call and put share option can be exercised during the period 1 April 2025 – 30 June 2025. It is management’s expectation that the non-controlling interest will be acquired as a result of the put option exercise. The put option over non-controlling interest therefore was accounted for as if the related interest was acquired with the liability of $2,507 recorded at discounted option exercise value as long-term contingent liability. The contingent consideration is calculated at the assumption that the EBITDA grows by 25% each year. 5% increase (decrease) in the growth rate of revenue would result in increase (decrease) in fair value by $418 ($402). The contingent consideration is discounted at WACC 15,81%. A 1% increase (decrease) in the WACC would result in a decrease (increase) in fair value by $60 ($62).

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
This transaction was accounted for using the acquisition method. The results of operations of NFH are included in the consolidated financial statements from the date of acquisition of control, 4 July 2022. The Group acquired NFH as part of the EMEA segment.
The Group has made a the final purchase price allocation on the acquisition date to the net assets acquired:
4 July 2022
Assets
Long-term loans issued	31
Intangible assets (Note 9)	10,396
Property and equipment (Note 7)	1,271
Right-of-use assets (Note 21)	2,595
Other non-current assets	251
Deferred tax assets	621
Software licenses and other inventory	2,579
Trade receivables	9,005
Advances issued and other current assets	2,908
Other receivables	682
Other taxes receivable	648
Loans issued	21
Cash and short-term deposits	5,042
36,050
Liabilities
Long-term borrowings	(274)
Long-term lease liabilities (Note 21)	(1,843)
Deferred tax liabilities	(2,498)
Trade and other payables	(10,281)
Contract liabilities	(2,207)
Short-term borrowings	(4,908)
Short-term lease liabilities (Note 21)	(752)
Other taxes payable	(1,486)
Income tax payable	(246)
(24,495)
Total identifiable net assets at fair value	11,555
Goodwill arising on acquisition (Note 9)	8,639
Non-controlling interest (Note 6)	3,375
Settlement of loan receivable	11,175
Short-term deferred consideration for acquisition	3,137
Long-term contingent consideration for acquisition (Note 32)	2,507
Total consideration for acquisition	16,819

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
Cash flow on acquisition
Net cash acquired with the subsidiary	5,042
Cash paid	—
Net cash flow on acquisition	5,042
During the year ended 31 March 2023 short-term deferred consideration was fully settled.
The goodwill of $8,639 arising from the Group’s acquisition of NFH represents expected benefits from additional synergies, strengthened competences in digital infrastructure, and expansion to Eastern Europe. None of the goodwill recognised is expected to be deductible for income tax purposes.
Non-controlling interest of $3,375 at the acquisition date was calculated using proportionate method.
The fair value of the trade receivables amounts to $9,005. The gross amount of trade receivables is $9,869 and it is expected that the full contractual amounts except for $864 can be collected.
Intangible assets arising from acquisition are represented by customer base in the amount of $10,396 with the useful life of 5 years.
The effect of acquisitions on the Group’s performance is disclosed in Note 37. Transaction costs of $593 were expensed and are included in Selling, general and administrative expenses as at 31 March 2023.
Acquisition of Makronet
On 17 August 2022 in exchange for a $3,569 deferred payment and $2,299 in contingent consideration the Group entered into sale and purchase agreement on 100% of the shares in charter capital of Makronet Bilgi Teknolojileri Sanayi Ve Ticaret Anonim Sirketi (hereinafter Makronet).
Makronet is a Turkey based company focused on Microsoft Cloud Technologies and providing high quality solutions and consulting. Makronet provides a single point of contact for all the IT needs including consulting, implementation, deployment and ongoing management of cloud products including Microsoft 365, Azure and other Microsoft Cloud products.
The deal represents a significant addition to the Group’s business in Turkey and the MEA region. It contributed to geographical expansion, and strengthening Group’s sales channel capabilities.
This transaction was accounted for using the acquisition method. The results of operations of Makronet are included in the consolidated financial statements from the date of acquisition of control, 17 August 2022. The Group acquired Makronet as part of EMEA segment.
The Group has made a final purchase price allocation on the acquisition date. The following schedule reflects the purchase price allocation to the net assets acquired:

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
17 August 2022
Assets
Intangible assets (Note 9)	1,183
Property and equipment (Note 7)	25
Deferred tax assets	30
Software licenses and other inventory	305
Income tax receivable	10
Trade receivables	92
Advances issued and other current assets	34
Other receivables	229
Other taxes receivable	101
Cash and short-term deposits	736
2,745
Liabilities
Deferred tax liabilities	(211)
Trade and other payables	(1,264)
Contract liabilities	(19)
Short-term borrowings	(10)
Other taxes payable	(201)
(1,705)
Total identifiable net assets at fair value	1,040
Goodwill arising on acquisition (Note 9)	4,828
Short-term deferred consideration for acquisition	3,569
Short-term contingent consideration for acquisition (Note 32)	675
Long-term contingent consideration for acquisition (Note 32)	1,624
Total consideration for acquisition	5,868
Cash flow on acquisition
Net cash acquired with the subsidiary	736
Cash paid	—
Net cash flow on acquisition	736
During the year ended 31 March 2023 short-term deferred consideration and short-term contingent consideration were fully settled.
The goodwill of $4,828 arising from the Group’s acquisition of Makronet represents the expected benefits from strengthening the Group’s presence in EMEA region. None of the goodwill recognised is expected to be deductible for income tax purposes.
Intangible assets arising from acquisition include a customer base in the amount of $1,031 with the useful life of 5 years.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
The fair value of the trade receivables amounts to $92. The gross amount of trade receivables is $136 and it is expected that the full contractual amounts can be collected except for $44.
The effect of acquisitions on the Group’s performance is disclosed in Note 37. Transaction costs of $111 were expensed and are included in Selling, general and administrative expenses as at 31 March 2023.
As part of the sales and purchase agreement with the previous owners of Makronet, contingent consideration has been agreed. There will be additional cash payments to the previous owner of Makronet:
a)
depending on meeting the key management retention benchmarks for the year following the first closing date;

b)
depending on EBITDA for the year ended 31 March 2024;

c)
depending on EBITDA and compound annual growth rate of EBITDA for the years ended 31 December 2021 – 2024.

As at the acquisition date, the total fair value of the contingent consideration was estimated to be $2,299. The fair value is determined using a DCF method. The contingent consideration is calculated at the assumption that the EBITDA grows on average by 9,8% each year. 5% increase (decrease) in the growth rate of revenue would result in increase (decrease) in fair value by $540 ($0). The contingent consideration is discounted at WACC 25,06%. A 1% increase (decrease) in the WACC would result in a decrease (increase) in fair value by $19 ($20).
Acquisition of MBicycle
On 16 September 2022 in exchange for a $692 deferred payment and $1,248 in contingent consideration the Group entered into a sale and purchase agreement on 100% of the shares in charter capital of Mbicycle LLC, registered in Belarus and Mbicycle LLP, registered in Kazakhstan (together hereinafter MBicycle).
Mbicycle is a software developer focusing on testing and technical support of software products, as well as modernization and integration of business applications. It is expected that the deal will expand the Group’s portfolio of digital transformation services available to its customers.
This transaction was accounted for using the acquisition method. The results of operations of Mbicycle are included in the consolidated financial statements from the date of acquisition of control, 16 September 2022. The Group acquired Mbicycle as part of the ROE segment.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
The Group has made a final purchase price allocation on the acquisition date. The following schedule reflects the purchase price allocation to the net assets acquired:
16 September 2022
Assets
Property and equipment (Note 7)	35
Intangible assets (Note 9)	40
Right-of-use assets (Note 21)	87
Income tax receivable	1
Trade receivables	278
Advances issued and other current assets	13
Other taxes receivable	11
Cash and short-term deposits	146
611
Liabilities
Long-term lease liabilities (Note 21)	(32)
Trade and other payables	(247)
Contract liabilities	(74)
Short-term borrowings	(10)
Short-term lease liabilities (Note 21)	(55)
Other taxes payable	(6)
(424)
Total identifiable net assets at fair value	187
Goodwill arising on acquisition (Note 9)	1,753
Short-term deferred consideration for acquisition	650
Short-term contingent consideration for acquisition (Note 32)	533
Long-term deferred consideration for acquisition	42
Long-term contingent consideration for acquisition (Note 32)	715
Total consideration for acquisition	1,940
Cash flow on acquisition
Net cash acquired with the subsidiary	146
Cash paid	—
Net cash flow on acquisition	146
During the year ended 31 March 2023 the Group paid short-term deferred payment of $650.
The goodwill of $1,753 arising from the Group’s acquisition of Mbicycle represents the expected benefits from expanding on Group’s software developer portfolio. None of the goodwill recognised is expected to be deductible for income tax purposes.
Intangible assets arising from acquisition are represented by a customer base in the amount of $40 with the useful life of 5 years.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
The fair value of the trade receivables amounts to $278. The gross amount of trade receivables is $307 and it is expected that the full contractual amounts can be collected except for $29.
The effect of acquisitions on the Group’s performance is disclosed in Note 37. Transaction costs of $22 were expensed and are included in Selling, general and administrative expenses as at 31 March 2023.
As part of the sales and purchase agreement with the previous owners of Mbicycle, contingent consideration has been agreed. There will be additional cash payments to the previous owner of Mbicycle
a)
depending on EBITDA as at the closing date;

b)
depending on EBITDA for the period from 1 July 2024 until 30 June 2025.

As at the acquisition date, the total fair value of the contingent consideration was estimated to be $1,248. The fair value is determined using a DCF method. The contingent consideration is calculated at the assumption that the EBITDA grows on average by 22% each year. 5% increase (decrease) in the growth rate of revenue would result in increase (decrease) in fair value by $108 ($100). The contingent consideration is discounted at WACC 19,05%. A 1% increase (decrease) in the WACC would result in a decrease (increase) in fair value by $17 ($18).
Acquisition of VPS
On 7 October 2022 in exchange for a $26,931 deferred payment and $21,601 in contingent consideration the Group entered into a sales and purchase agreement to obtain 100% control of the shares in charter capital of Value Point Systems Private Limited (Bangalore, India), Value Point Techsol Private Limited (Bangalore, India), Value Point Systems Inc (USA) and Value Point Systems Pte. Limited (Singapore) (hereinafter referred together as VPS). VPS is a group of private companies, specialised in providing digital infrastructure and cybersecurity solutions and services, including data center modernization, network transformation, cloud transformation, digital workplace and IT managed services.
This transaction was accounted for using the acquisition method. The results of operations of VPS are included in the consolidated financial statements from the date of acquisition of control, 7 October 2022. The Group acquired VPS as part of the APAC segment.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
The Group has made the final purchase price allocation on the acquisition date to the net assets acquired:
7 October 2022
Assets
Intangible assets (Note 9)	13,447
Property and equipment (Note 7)	682
Right-of-use assets (Note 21)	345
Deferred tax assets	215
Software licenses and other inventory	1,854
Trade and other receivables	17,056
Taxes receivable	441
Cash and cash equivalents	4,900
Advances issued and other current assets	430
39,370
Liabilities
Long-term borrowings	(737)
Long-term lease liabilities (Note 21)	(199)
Short-term borrowings	(3,566)
Short-term lease liabilities (Note 21)	(146)
Other long-term creditors	(276)
Trade and other payables	(8,523)
Income tax payable	(109)
Deferred tax liabilities	(3,377)
Other taxes payable	(361)
(17,294)
Total identifiable net assets at fair value	22,076
Goodwill arising on acquisition	26,456
Short-term deferred consideration for acquisition	24,930
Short-term contingent consideration for acquisition (Note 32)	1,364
Long-term deferred consideration for acquisition	2,001
Long-term contingent consideration for acquisition (Note 32)	20,237
Total consideration for acquisition	48,532
Cash flow on acquisition
Net cash acquired with the subsidiary	4,900
Cash paid	—
Net cash flow on acquisition	4,900

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
During the year ended 31 March 2023 short-term deferred consideration was paid in the amount of $25,563.
The goodwill of $26,456 arising from the Group’s acquisition of VPS represents the expected benefits of strengthening the Group’s global cybersecurity proposition with the capabilities of VPS Security Operation Centre, one of the industry’s leading in India, and acquiring the team of more than 800 highly skilled digital engineers. None of the goodwill recognised is expected to be deductible for income tax purposes.
The fair value of the trade receivables amounts to $17,044 equals to gross amount of trade receivables. It is expected that the full contractual amounts can be collected.
Intangible assets arising from acquisition include a brand in the amount of $10,205 with the useful life of 6.7 years and a customer base in the amount of $3,216 with the useful life of 5 years.
The effect of acquisitions on the Group’s performance is disclosed in Note 37. Transaction costs of $432 were expensed and are included in Selling, general and administrative expenses as at 31 March 2023.
As part of the sales and purchase agreement with the previous owners of VPS, contingent consideration has been agreed. There will be additional cash payments to the previous owner of VPS:
a)
depending on EBITDA for the year ended 31 March 2024;

b)
depending on meeting the client retention benchmarks for the year ended 31 March 2024;

c)
depending on EBITDA for the year ended 31 March 2025;

d)
depending on meeting benchmarks for Gross profit compound annual growth rate for the period from 1 April 2021 to 31 March 2025;

e)
depending of net debt and working capital on 21 December 2022.

As at the acquisition date, the total fair value of the contingent consideration was estimated to be $21,601. The fair value is determined using a DCF method. The contingent consideration is calculated at the assumption that EBITDA will grow by 28% on average for the next three financial years and Gross profit compound annual growth rate for the period from 1 April 2021 to 31 March 2025 will be equal to 25%. 5% increase (decrease) in the growth rate of EBITDA would result in increase (decrease) in fair value by $1,166 ($1,093). 2% increase (decrease) in the Gross profit compound annual growth rate would result in increase (decrease) in fair value by $1,096 ($1,096). The contingent consideration is discounted at WACC 15,18%. A 1% increase (decrease) in the WACC would result in a decrease (increase) in fair value by $482 ($499).
Acquisition of aLabs
On 26 October 2022 in exchange for a $1,900 deferred payment the Group entered into a sales and purchase agreement on 80% of the shares in charter capital of alabs.team LLP (hereinafter aLabs). ALabs is a private company with the headquarters in Kazakhstan engaged in software development services.
This transaction was accounted for using the acquisition method. The results of operations of aLabs are included in the consolidated financial statements from the date of acquisition of control, 26 October 2022. The Group acquired aLabs as part of the ROE segment. The Group has made a final purchase price allocation on the acquisition date to the net assets acquired:

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
26 October 2022
Assets
Property and equipment (Note 7)	22
Intangible assets (Note 9)	812
Right-of-use assets (Note 21)	194
Trade receivables	368
Advances issued and other current assets	18
Cash and short-term deposits	41
1,455
Liabilities
Trade and other payables	(477)
Contract liabilities	(47)
Short-term borrowings	(184)
Short-term lease liabilities (Note 21)	(194)
Other taxes payable	(100)
(1,002)
Total identifiable net assets at fair value	453
Goodwill arising on acquisition (Note 9)	1,538
Non-controlling interest	91
Short-term deferred consideration for acquisition	1,900
Cash flow on acquisition
Net cash acquired with the subsidiary	41
Cash paid	—
Net cash flow on acquisition	41
During the year ended 31 March 2023 the short-term deferred payment was fully settled.
The goodwill of $1,538 arising from the Group’s acquisition of aLabs represents the expected benefits from geographical expansion, synergies and expanding on Group’s software developer portfolio. None of the goodwill recognised is expected to be deductible for income tax purposes.
The non-controlling interest of $91 at the acquisition date was calculated using proportionate method.
Intangible assets arising from acquisition are represented by customer base in the amount of $812 with the useful life of 5 years.
The fair value of the trade receivables amounts to $368. The gross amount of trade receivables is $602 and it is expected that the full contractual amounts can be collected except for $234.
The effect of acquisitions on the Group’s performance is disclosed in Note 37. Transaction costs of $16 were expensed and are included in Selling, general and administrative expenses as at 31 March 2023.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
Acquisition of workforce
On 30 November 2022 in exchange for a $2,590 deferred payment the Group entered into Agreement on Transfer of Undertaking whereby it acquired business consisting of employees and contracts (hereafter “Workforce”).
This transaction was accounted for using the acquisition method. The results of operations of Workforce are included in the consolidated financial statements from the date of acquisition of control 1 January 2023. The Group acquired Workforce as part of the EMEA segment, Squalio business unit. The Group has made a provisional purchase price allocation on the acquisition date to the net assets acquired:
1 January 2023
Total identifiable net assets at fair value	—
Goodwill arising on acquisition (Note 9)	2,590
Short-term deferred consideration for acquisition	1,296
Short-term contingent consideration for acquisition (Note 32)	1,294
Total consideration for acquisition	2,590
During the year ended 31 March 2023 the Group paid the short-term deferred payment in full.
The goodwill of $2,590 arising from the Group’s acquisition of Workforce represents the expected benefits from expanding on Group’s digital transformation portfolio. None of the goodwill recognised is expected to be deductible for income tax purposes.
As part of the sales and purchase agreement contingent consideration has been agreed with the seller of the Workforce. There will be additional cash payments to the seller that depend on meeting the employee retention benchmarks for the year following the first closing date. As at the acquisition date, the total fair value of the contingent consideration was estimated to be $1,294 based on the assumption that the benchmark will be met.
Acquisition of G7CR
On 13 December 2022 in exchange for a $16,612 deferred payment and $22,282 in contingent consideration the Group entered into a sales and purchase agreement to obtain 100% control of the shares in charter capital of G7 CR Technologies India Private Limited (Bangalore, India) and G7 CR Technologies MEA LLC (Dubai, UAE) (hereinafter referred together as G7CR). G7CR is a group of private companies, specialised in providing Azure-based cloud solutions and services from advisory to migration, implementation, security and optimization, to SME, enterprises, government and start-ups.
This transaction was accounted for using the acquisition method. The results of operations of G7CR are included in the consolidated financial statements from the date of acquisition of control, 13 December 2022. The Group acquired G7CR as part of the APAC segment.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
The Group has made a provisional purchase price allocation on the acquisition date to the net assets acquired:
13 December 2022
Assets
Intangible assets (Note 9)	2,306
Property and equipment (Note 7)	673
Right-of-use assets (Note 21)	1,435
Deferred tax assets	323
Trade and other receivables	16,695
Taxes receivable	1,155
Cash and cash equivalents	1,579
Advances issued and other current assets	218
24,384
Liabilities
Long-term borrowings	(4,368)
Long-term lease liabilities (Note 21)	(1,313)
Short-term borrowings	(1,892)
Short-term lease liabilities(Note 21)	(122)
Trade and other payables	(12,687)
Income tax payable	(107)
Deferred tax liabilities	(438)
Other taxes payable	(2,079)
(23,006)
Total identifiable net assets at fair value	1,378
Goodwill arising on acquisition	37,516
Short-term deferred consideration for acquisition	15,940
Short-term contingent consideration for acquisition (Note 32)	13,115
Long-term deferred consideration for acquisition	672
Long-term contingent consideration for acquisitions (Note 32)	9,167
Total consideration for acquisition	38,894
Cash flow on acquisition
Net cash acquired with the subsidiary	1,579
Cash paid	—
Net cash flow on acquisition	1,579
During the year ended 31 March 2023 short-term deferred consideration was settled in the amount of $16,112.
The goodwill of $37,516 arising from the Group’s acquisition of G7CR represents the expected benefits of strengthening the Group’s capability for delivering services for Microsoft Azure migrations and

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
support and acquiring the team of more than 100 highly skilled digital engineers. None of the goodwill recognised is expected to be deductible for income tax purposes.
The fair value of the trade receivables amounts to $12,317. The gross amount of trade receivables is $12,622 and it is expected that the full contractual amounts can be collected except for $305.
Intangible assets arising from acquisition are represented by a client base in the amount of $1,741 with the useful life of 5 years and internally generated software in the amount of $565 with the useful life of 5 years.
The effect of acquisitions on the Group’s performance is disclosed in Note 37. Transaction costs of $110 were expensed and are included in Selling, general and administrative expenses as at 31 March 2023.
As part of the sales and purchase agreement with the previous owners of G7CR, contingent consideration has been agreed. There will be additional cash payments to the previous owner of G7CR:
a)
depending on EBITDA for the year ended 31 March 2023;

b)
depending on net working capital and net debt as at SPA completion date;

c)
depending on the amount of GST refund received from tax authorities;

d)
depending on meeting the client retention benchmarks for the year ended 31 March 2024;

e)
depending on EBITDA for the year ended 31 March 2025;

f)
depending on year over year EBITDA growth for the years ended 31 March 2024, 2025, 2026 and 2027.

As at the acquisition date, the total fair value of the contingent consideration was estimated to be $22,282. The fair value is determined using a DCF method. The contingent consideration is calculated at the assumptions that EBITDA of license business will grow by 70% in the year ended 31 March 2023, EBITDA of service business will grow by 458% in the year ended 31 March 2023 and by 42% on average for the next four financial years. 5% increase (decrease) in EBITDA in the year ended 31 March 2023 would result in increase (decrease) in fair value by $1,417 ($1,389). 5% increase (decrease) in services EBITDA growth rate for the next four financial years would result in increase (decrease) in fair value by $543 ($508).The contingent consideration is discounted at WACC 16,5%. A 1% increase (decrease) in the WACC would result in a decrease (increase) in fair value by $212 ($218).
(ii)
Acquisitions in the year ended 31 March 2022

Acquisition of Belitsoft
On 16 July 2021 in exchange for a $4,859 deferred payment and $11,025 in contingent consideration the Group entered into sales and purchase agreement on 100% of the shares in charter capital of SOOO Belitsoft (hereinafter Belitsoft). Belitsoft is a private company with the headquarters in Warsaw, Poland engaged in software development services and outstaffing, specializing in insurance, financial, eLearning, HealthCare and Voice and speech recognition software.
This transaction was accounted for using the acquisition method. The results of operations of Belitsoft are included in the consolidated financial statements from the date of acquisition of control, 16 July 2021. The Group acquired Belitsoft as part of the RF segment.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
The following schedule reflects the final purchase price allocation to the net assets acquired:
16 July 2021
Assets
Intangible assets (Note 9)	7,013
Property and equipment (Note 7)	163
Software licenses and other inventory	102
Trade and other receivables	3,052
Cash and cash equivalents	689
Advances issued and other current assets	8
11,027
Liabilities
Trade and other payables	(1,835)
Income tax payable	(2)
(1,837)
Total identifiable net assets at fair value	9,190
Goodwill arising on acquisition	6,694
Short-term deferred consideration for acquisition	4,859
Long-term contingent consideration for acquisition (Note 32)	3,258
Short-term contingent consideration for acquisition (Note 32)	7,767
Total consideration for acquisition	15,884
Cash flow on acquisition
Net cash acquired with the subsidiary	689
Cash paid	—
Net cash flow on acquisition	689
The goodwill of $6,694 arising from the Group’s acquisition of Belitsoft represents the expected benefits from acquiring the team of more than 350 software development experts to strengthen the Group’s expertise in this area. None of the goodwill recognised is expected to be deductible for income tax purposes.
The fair value of the trade receivables amounts to $3,052. The gross amount of trade receivables is $3,249 and it is expected that the full contractual amounts except $197 can be collected.
Intangible assets arising from acquisition include a customer base in the amount of $3,278 with the useful life of 7 years and brand in the amount of $3,733 with the useful life of 8,4 years.
During the year ended 31 March 2023 short-term contingent consideration was paid in the amount of $7,777 was paid to the previous shareholders of Belitsoft (the year ended 31 March 2022: short-term deferred consideration in the amount of $4,859).
As part of the sales and purchase agreement with the previous owner of Belitsoft, contingent consideration for acquisitions has been agreed. There will be additional cash payments to the previous owner of Belitsoft:
a)
depending on EBITDA for the year ended 31 December 2021;

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
b)
depending on EBITDA for the year ended 31 December 2024 and Net debt as at 31 December 2024.

As at the acquisition date, the total fair value of the contingent consideration was estimated to be $11,025. The fair value is determined using a DCF method. The contingent consideration is calculated at the assumption that EBITDA will grow by 20% on average for the next three financial years. 5% increase (decrease) in the growth rate of EBITDA would result in increase (decrease) in fair value by $420 ($386). The contingent consideration is discounted at WACC 15,18%. A 1% increase (decrease) in the WACC would result in a decrease (increase) in fair value by $104 ($108).
The effect of acquisitions on the Group’s performance is disclosed in Note 37. Transaction costs of $158 were expensed and are included in Selling, general and administrative expenses as at 31 March 2022.
Acquisition of Squalio
On 16 July 2021 in exchange for a $10,737 deferred payment the Group obtained control over 100% of the shares in charter capital of SIA “Squalio Group” (Latvia) and its subsidiaries representing software licensing business: SIA “DPA” (Latvia), UAB “Squalio Lietuva” (Lithuania), Squalio Estonia OÜ (Estonia) and 67% of “DPA” JLLC (Belarus) (hereinafter Squalio). On 30 September 2021 in exchange for $379 deferred payment SIA “Squalio Group” entered into a sale and purchase agreement on 33% of the shares in charter capital of “DPA” JLLC. These five companies (together hereinafter Squalio) are private companies with the headquarters in Riga, Latvia, whose mission is to partner with and guide individuals and companies towards a sustainable digital environment through acquired expertise and certifications with key strategic vendors, such as Microsoft, Adobe, Oracle, IBM, Google and other cloud and security solutions leading players.
Squalio was acquired to strengthen the Group’s presence in the region, to align with the plan to further expand across Europe, and to accelerate the Group’s global expansion strategy.
This transaction was accounted for using the acquisition method. The results of operations of Squalio are included in the consolidated financial statements from the date of acquisition of control, 15 September 2021. The Group acquired Squalio as part of the EMEA segment.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
The following schedule reflects the final purchase price allocation to the net assets acquired:
	Provisional fair values 15 September 2021	Adjustment	Final fair values 15 September 2021
Assets
Intangible assets (Note 9)	5,453	—	5,453
Property and equipment (Note 7)	337	—	337
Right-of-use assets (Note 21)	60	—	60
Equity investment at FVOCI	233	—	233
Long-term loans issued	669	—	669
Deferred tax assets	47	—	47
Other non-current assets	112	—	112
Advances issued and other current assets	61	—	61
Income tax receivable	184	—	184
Software licenses and other inventory	228	—	228
Trade receivables	7,122	—	7,122
Other receivables	374	—	374
Loans issued	568	—	568
Cash and cash equivalents	1,512	—	1,512
	16,960	—	16,960
Liabilities
Long-term borrowings	(596)	—	(596)
Long-term lease liabilities (Note 21)	(34)	—	(34)
Deferred tax liabilities	(863)	—	(863)
Long-term tax payable	(47)	—	(47)
Short-term borrowings	(3,492)	—	(3,492)
Short-term lease liabilities (Note 21)	(26)	—	(26)
Contract liabilities	(58)	—	(58)
Trade and other payables	(8,834)	—	(8,834)
Other tax payables	(837)	—	(837)
	(14,787)	—	(14,787)
Total identifiable net assets at fair value	2,173	—	2,173
Goodwill arising on acquisition (Note 9)	8,747	196	8,943
Short-term deferred consideration for acquisition	10,920	196	11,116
Cash flow on acquisition
Net cash acquired with the subsidiary	1,512
Cash paid	—
Net cash flow on acquisition	1,512

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
During the year ended 31 March 2023, the purchase price allocation was completed and the final fair value of net assets and consideration transferred at the date of acquisition were recognised. The comparative information as at 31 March 2022 and for the year ended 31 March 2022 was restated to reflect the adjustment to the provisional amounts. Change in deferred consideration is driven by events revealed during closing due diligence procedures.
During the years ended 31 March 2023 and 31 March 2022 short-term deferred consideration was settled in full.
The goodwill of $8,943 arising from the Group’s acquisition of Squalio represents the expected benefits from expanding its activities into Latvia, Lithuania, Estonia and Belarus. None of the goodwill recognised is expected to be deductible for income tax purposes.
The fair value of the trade receivables amounts to $7,122. The gross amount of trade receivables is $7,261 and it is expected that the full contractual amounts can be collected except for $139.
Intangible assets arising from acquisition include a customer base in the amount of $5,387 with the useful life of 10 years.
The effect of acquisitions on the Group’s performance is disclosed in Note 37. Transaction costs of $108 were expensed and are included in Selling, general and administrative expenses as at 31 March 2022.
Acquisition of Digitech
On 6 August 2021 in exchange for a $6,581 deferred payment and $12,234 in contingent consideration the Group entered into a sales and purchase agreement on 51% of the shares in charter capital of Digitech for Information Technology S.A.E. (hereinafter Digitech) and acquired a binding option to purchase the remaining 49% of shares in charter capital of Digitech in two years. Digitech is a private company with the headquarters in Cairo, Egypt specialised in providing technology solutions and services for digital transformation, Cloud and software licensing solutions.
The put option over the non-controlling interest was accounted for as if the related interest was acquired with the liability of $12,105 recorded at discounted option exercise value as contingent consideration for acquisitions.
This transaction was accounted for using the acquisition method. The results of operations of Digitech are included in the consolidated financial statements from the date of acquisition of control, 6 August 2021. The Group acquired Digitech as part of the EMEA segment. The following schedule reflects the final purchase price allocation to the net assets acquired:

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
	Provisional fair values 6 August 2021	Adjustment	Final fair values 6 August 2021
Assets
Intangible assets (Note 9)	7,746	—	7,746
Property and equipment (Note 7)	35	—	35
Trade and other receivables	8,143	—	8,143
Cash and cash equivalents	3,385	—	3,385
Advances issued and other current assets	224	—	224
	19,533	—	19,533
Liabilities
Trade and other payables	(10,290)	—	(10,290)
Deferred Tax liabilities	(1,640)	—	(1,640)
Income tax payable	(321)	—	(321)
	(12,251)	—	(12,251)
Total identifiable net assets at fair value	7,282	—	7,282
Goodwill arising on acquisition	7,635	3,898	11,533
Short-term deferred consideration for acquisition	6,581	—	6,581
Long-term contingent consideration for acquisition	8,207	3,898	12,105
Short-term contingent consideration for acquisition	129	—	129
Total consideration for acquisition	14,917	3,898	18,815
Cash flow on acquisition
Net cash acquired with the subsidiary	3,385
Cash paid	—
Net cash flow on acquisition	3,385
During the year ended 31 March 2023, the purchase price allocation was completed and the final fair value of net assets and consideration transferred at the date of acquisition were recognised. The comparative information as at 31 March 2022 and for the year ended 31 March 2022 was restated to reflect the adjustment to the provisional amounts.During the measurement period the company recognised adjustment to the provisional amount of the long-term contingent consideration to reflect new information about the period of calculation of the contingent consideration related to the put option agreement.
During the year ended 31 March 2023 short-term contingent consideration was paid in the amount of $9,609 to the previous shareholder of Digitech (the year ended 31 March 2022: short-term deferred consideration in the amount of $6,590). Thus, the consideration was fully settled as at 31 March 2023.
The goodwill of $11,533 arising from the Group’s acquisition of Digitech represents the expected benefits from acquiring the team of leading Cloud and System Integration solutions specialists to strengthen the Group’s expertise in the area of digital transformation and grow the Group’s presence in Egypt. None of the goodwill recognised is expected to be deductible for income tax purposes.
The fair value of the trade receivables amounts to $7,092. The gross amount of trade receivables is $7,188 and it is expected that the full contractual amounts except for $96 can be collected.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
Intangible assets arising from acquisition are represented by a customer base in the amount of $7,746 with the useful life of 10 years.
As part of the sales and purchase agreement with the previous owner of Digitech, contingent consideration has been agreed. There will be additional cash payment to the previous owner of Digitech calculated based on EBITDA for the year ended 31 March 2022 and depending on achievement of EBITDA growth target (EBITDA for the year ended 31 March 2022 should exceed 125% of EBITDA for the year ended 31 March 2021).
As at the acquisition date, the fair value of the above contingent consideration was estimated to be $129.
The effect of acquisitions on the Group’s performance is disclosed in Note 37. Transaction costs of $221 were expensed and are included in Selling, general and administrative expenses as at 31 March 2022.
Acquisition of Softclub
On 25 January 2022 in exchange for a $39,069 short-term deferred payment the Group entered into a sale and purchase agreement on 55,5% of the shares in charter capital of SCGroup Investments Limited (Cyprus) holding 92% in LLC “SoftClub — Software Development Center” (Belarus), 99,99% in LLC “SoftClub” (Belarus), and 100% in each of the following companies: LLC Alseda Consulting (Belarus), LLC “Bi-Logic” (Belarus), TS Integration Limited (BVI), in LLC “TS Integratsiya” (Russia), LLP “SoftClub” (Kazakhstan), CJSC “SoftClub EU” (Lithuania), Branch of LLC “SoftClub” in Turkmenistan, Representative office of LLC “SoftClub” in Uzbekistan — together hereinafter Softclub.
Softclub is a group of private companies with the headquarters in Minsk (Belarus). It is engaged in software development mostly for banking sector, provides integration and automatization business solutions and is amongst the top-100 software firms in the world, having one of the most qualified software engineering teams in Eastern Europe and deep knowledge of the sector. Softclub’s suite of products cover 85% of the modern bank application landscape and can support the most innovative bank operations.
On 25 February 2022 the Group entered into call and put share option agreement to acquire the remaining 44,5% of Softclub. The put option can be exercised within three years and the call option can be exercised either by February 25, 2025 or within 3 months after expiration of the put option. It is management’s expectation that the non-controlling interest will be acquired as a result of the put option exercise. Therefore, the put option over the non-controlling interest was accounted for as if the related interest was acquired with the liability of $11,423 recorded at the discounted option exercise value as contingent consideration. The contingent consideration is calculated at the assumption that EBITDA will grow by 10% on average for the next three financial years. 5% increase (decrease) in the growth rate of EBITDA would result in increase (decrease) in fair value by $1,062 ($1,015). The contingent consideration is discounted at WACC 20,33%. A 1% increase (decrease) in the WACC would result in a decrease (increase) in fair value by $287 ($297).
This transaction was accounted for using the acquisition method. The results of operations of Softclub are included in the consolidated financial statements from the date of acquisition of control, 25 January 2022. The Group acquired Softclub as part of the ROE segment.
During the year ended 31 March 2023, the purchase price allocation was completed and the final fair value of net assets and consideration transferred at the date of acquisition were recognised. The comparative information as at 31 March 2022 and for the year ended 31 March 2022 was restated to reflect the adjustment to the provisional amounts. Change in deferred consideration is driven by events revealed during closing due diligence procedures.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
The following schedule reflects the final purchase price allocation to the net assets acquired:
	Provisional fair values 25 January 2022	Adjustment	Final fair values 25 January 2022
Assets
Intangible assets (Note 9)	3,019	—	3,019
Property and equipment (Note 7)	465	—	465
Software licenses and other inventory	—	8	8
Advances issued and other current assets	82	—	82
Income tax receivable	60	—	60
Trade receivables, net	1,614	—	1,614
Other receivables	424	(216)	208
Other taxes receivable	—	108	108
Cash and cash equivalents	20,806	—	20,806
	26,470	(100)	26,370
Liabilities
Contract liabilities	(1,010)	—	(1,010)
Income tax payable	(42)	—	(42)
Trade and other payables	(11,737)	651	(11,086)
Other tax payables	(484)	—	(484)
	(13,273)	651	(12,622)
Total identifiable net assets at fair value	13,197	551	13,748
Goodwill arising on acquisition (Note 9)	38,347	(1,313)	37,034
Non-controlling interest	—	290	290
Short-term deferred consideration for acquisition	31,310	7,759	39,069
Short-term contingent consideration for acquisition (Note 32)	8,811	(8,811)	—
Long-term contingent consideration for acquisition (Note 32)	11,423	—	11,423
Total consideration for acquisition	51,544	(1,052)	50,492
Cash flow on acquisition
Net cash acquired with the subsidiary	20,806
Cash paid	—
Net cash flow on acquisition	20,806
During the years ended 31 March 2023 and 31 March 2022 short-term deferred and contingent consideration was paid in in full. Short-term contingent consideration represented dividends payable to former shareholders of Softclub.
The goodwill of $37,034 arising from the Group’s acquisition of Softclub represents the expected benefits from delivering additional value to customers in the financial sector around the world as well as

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
strengthening the Group’s services capability by adding 540 engineers to the Group’s existing force. None of the goodwill recognised is expected to be deductible for income tax purposes.
Non-controlling interest of $290 was calculated using proportionate method.
The fair value of the trade receivables amounts to $1,614. The gross amount of trade receivables is $1,966 and it is expected that the full contractual amounts can be collected except for $352.
Intangible assets of $3,019 represent software developed internally for the purposes of generating revenue.
The effect of acquisitions on the Group’s performance is disclosed in Note 37. Transaction costs of $173 were expensed and are included in Selling, general and administrative expenses as at 31 March 2022.
Acquisition of Umbrella
On 4 February 2022 in exchange for a $7,770 deferred payment and $6,121 in contingent consideration the Group entered into a sales and purchase agreement on 100% of the shares in charter capital of Umbrella Infocare Private Limited (hereinafter Umbrella). Umbrella is a private company with the headquarters in Delhi, India, engaged in providing cloud reselling services for Amazon Web Services and Citrix and professional services with respect to cloud migration, cloud optimization and maintenance, deployment of software and application, Big data analytics.
This transaction was accounted for using the acquisition method. The results of operations of Umbrella are included in the consolidated financial statements from the date of acquisition of control, 4 February 2022. The Group acquired Umbrella as part of the APAC segment. The following schedule reflects the final purchase price allocation to the net assets acquired:

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
	Provisional fair values 4 February 2022	Adjustment	Final fair values 4 February 2022
Assets
Intangible assets (Note 9)	1,571	—	1,571
Property and equipment (Note 7)	41	—	41
Long-term deposits	39	—	39
Deferred tax assets	58	—	58
Trade and other receivables	2,552	—	2,552
Cash and cash equivalents	143	—	143
Advances issued and other current assets	58	—	58
	4,462	—	4,462
Liabilities
Trade and other payables	(2,445)	—	(2,445)
Deferred tax liabilities	(413)	—	(413)
Long-term borrowings	(22)	—	(22)
	(2,880)	—	(2,880)
Total identifiable net assets at fair value	1,582	—	1,582
Goodwill arising on acquisition	12,403	(94)	12,309
Short-term deferred consideration for acquisition	7,770	—	7,770
Long-term contingent consideration for acquisition (Note 32)	4,291	—	4,291
Short-term contingent consideration for acquisition (Note 32)	1,924	(94)	1,830
Total consideration for acquisition	13,985	(94)	13,891
Cash flow on acquisition
Net cash acquired with the subsidiary	143
Cash paid	—
Net cash flow on acquisition	143
During the year ended 31 March 2023, the purchase price allocation was completed and the final fair value of net assets and consideration transferred at the date of acquisition were recognised. The comparative information as at 31 March 2022 and for the year ended 31 March 2022 was restated to reflect the adjustment to the provisional amounts. Change in short-term contingent consideration is driven by events revealed during closing due diligence procedures.
During the year ended 31 March 2023 short-term contingent consideration was paid in the amount of $1,759 to the previous shareholders of Umbrella (the year ended 31 March 2022: short-term deferred consideration in the amount of $7,847).
The goodwill of $12,309 arising from the Group’s acquisition of Umbrella represents the expected benefits from growth of the Group’s presence in India and strengthening of cloud services offering for global customer base. None of the goodwill recognised is expected to be deductible for income tax purposes.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
The fair value of the trade receivables amounts to $2,241. The gross amount of trade receivables is $2,326 and it is expected that the full contractual amounts except $85 can be collected.
Intangible assets arising from acquisition are represented by a customer base in the amount of $1,503 with the useful life of 10 years.
As part of the sales and purchase agreement with the previous owner of Umbrella, contingent consideration has been agreed. There will be additional cash payments to the previous owner of Umbrella:
a)
depending on Revenue for the year ended 31 March 2022;

b)
depending on Revenue and EBITDA for the year ended 31 March 2025;

c)
depending on Revenue and EBITDA for the year ended 31 March 2026.

As at the acquisition date, the total fair value of the contingent consideration was estimated to be $6,121. The fair value is determined using a DCF method. The contingent consideration is calculated at the assumption that revenue will grow by 47% on average for the next four financial years. 5% increase (decrease) in the growth rate of revenue would result in increase (decrease) in fair value by $543 ($497). A 1% increase (decrease) in the WACC would result in a decrease (increase) in fair value by $142 ($148).
The effect of acquisitions on the Group’s performance is disclosed in Note 37. Transaction costs of $108 were expensed and are included in Selling, general and administrative expenses as at 31 March 2022.
(b) Acquisitions of discontinued business
(i) Acquisitions in the year ended 31 March 2023
Acquisition of VPP
On 1 July 2022 in exchange for a $2,708 deferred payment and $1,612 in contingent consideration the Group entered into a sales and purchase agreement on 75% share of Vash Platezhny Provodnik group of companies, consisting of four entities, registered in Russian Federation: Crestwave Technologies LLC, Crestwave Electronics LLC, Vash Platezhny Provodnik LLC, Sky Technologies LLC (together hereafter VPP). VPP is a software developer of payment technologies, as well as a technical integrator of point of sale terminal equipment. The core business of VPP is creation of innovative technological and business solutions for electronic payment and transaction processing.
This transaction was accounted for using the acquisition method. The results of operations of VPP are included in the consolidated financial statements from the date of acquisition of control, 1 July 2022. The Group acquired VPP as part of the RF segment. As at 31 March 2023 it is part of disposal group (Note 5 (c)).

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
The following schedule reflects the final purchase price allocation to the net assets acquired:
1 July 2022
Assets
Property and equipment (Note 7)	102
Intangible assets (Note 9)	436
Right-of-use assets (Note 21)	197
Software licenses and other inventory	39
Trade receivables	52
Advances issued and other current assets	107
Cash and short-term deposits	34
967
Liabilities
Long-term borrowings	(75)
Long-term lease liabilities (Note 21)	(129)
Trade and other payables	(321)
Contract liabilities	(174)
Short-term lease liabilities (Note 21)	(68)
Other taxes payable	(84)
Income tax payable	(64)
(915)
Total identifiable net assets at fair value	52
Goodwill arising on acquisition (Note 9)	4,281
Non-controlling interest	13
Short-term deferred consideration for acquisition	2,708
Short-term contingent consideration for acquisition (Note 32)	832
Long-term contingent consideration for acquisition (Note 32)	780
Total consideration for acquisition	4,320
Cash flow on acquisition
Net cash acquired with the subsidiary	34
Cash paid	—
Net cash flow on acquisition	34
During the year ended 31 March 2023 short-term deferred consideration was fully settled and contingent consideration in the amount of $1,469 was derecognised at disposal of discontinued operations (Note 5 (c)).
The goodwill of $4,281 arising from the Group’s acquisition of VPP represents expected benefits from diversification of activities, expansion of product line and solutions, and creation of new products in the payment industry as a whole. None of the goodwill recognised is expected to be deductible for income tax purposes.
Non-controlling interest of $13 at the acquisition date was calculated using proportionate method.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
The fair value of the trade receivables amounts to $52. The gross amount of trade receivables is $61 and it is expected that the full contractual amounts except $9 can be collected.
Intangible assets of $436 arising from acquisition are represented by internally developed software with the useful life of 6 – 7 years.
The effect of acquisitions on the Group’s performance is disclosed in Note 37. Transaction costs of $12 were expensed and are included in Selling, general and administrative expenses as at 31 March 2023.
As part of the sales and purchase agreement with the previous owners of VPP, contingent consideration has been agreed. There will be additional cash payments to the previous owner of VPP:
a)
depending on Revenue for the year ended 31 December 2022;

b)
depending on Revenue for the year ended 31 December 2023;

c)
in case of CEO being fired, depending on LTM Revenue as at the last day of the month preceding to the date of CEO dismissal.

As at the acquisition date, the total fair value of the contingent consideration was estimated to be $1,612. The fair value is determined using a DCF method. The contingent consideration is calculated at the assumption that the revenue grows by 15% each year. 5% increase (decrease) in the growth rate of revenue would result in increase (decrease) in fair value by $120 ($116). The contingent consideration was discounted at WACC 24,96%. A 1% increase (decrease) in the WACC would result in a decrease (increase) in fair value by $18 ($18).
Acquisition of NCPR
On 23 April 2021 in exchange for a $7,396 deferred payment and $6,436 in contingent consideration the Group entered into a sales and purchase agreement on 100% of the shares in charter capital of National support and development center, LLC (hereinafter NCPR). NCPR is a private company with the headquarters in Moscow, Russia, which specialises in the field of open and secure information technologies.
NCPR is the official representative of Alfresco in the Russian Federation and is authorised to enter into a partnership agreement with its clients. Alfresco Software is a developer of open source software products focused on information resource management, often chosen as an alternative to the well-known commercial solutions of the industrial level in the market of ECM (Enterprise Content Management) and BPM (Business Process Management) from IBM, Open Text, Oracle and Microsoft.
NCPR was acquired to expand existing product portfolio. This transaction was accounted for using the acquisition method. The results of operations of NCPR are included in the consolidated financial statements from the date of acquisition of control, 23 April 2021. The Group acquired NCPR as part of the RF segment.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
The following schedule reflects the final purchase price allocation to the net assets acquired:
23 April 2021
Assets
Intangible assets (Note 9)	4,091
Software licenses and other inventory	3
Trade and other receivables	4,028
Cash and cash equivalents	8
Advances issued and other current assets	44
8,174
Liabilities
Trade and other payables	(50)
Deferred tax liabilities	(123)
Short-term borrowings	(723)
(896)
Total identifiable net assets at fair value	7,278
Goodwill arising on acquisition	6,242
Short-term deferred consideration for acquisition	7,396
Long-term contingent consideration for acquisition (Note 32)	2,243
Short-term contingent consideration for acquisition (Note 32)	3,881
Total consideration for acquisition	13,520
Cash flow on acquisition
Net cash acquired with the subsidiary	8
Cash paid	—
Net cash flow on acquisition	8
During the year ended 31 March 2023 short-term contingent consideration in the amount of $1,460 were paid to the previous shareholder of NCPR (the year ended 31 March 2022: short-term deferred consideration in the amount of $7,441 and short-term contingent consideration in the amount of $3,362) and contingent consideration in the amount of $3,771 was derecognised at disposal of discontinued operations (Note 5 (c)).
The goodwill of $6,242 arising from the Group’s acquisition of NCPR represents the expected benefits from acquiring a quality and competitive software, an open ECM platform for creating corporate content-oriented information systems, to strengthen the portfolio of the Group’s own products and a team of software development experts. None of the goodwill recognised is expected to be deductible for income tax purposes.
The fair value of the trade receivables amounts to $4,016 and equals to the gross amount. The full contractual amounts have been collected before 31 March 2022.
Intangible assets arising from acquisition are represented by internally developed software in the amount of $4,091 with the useful life of 6 years.
The effect of acquisitions on the Group’s performance is disclosed in Note 37. Transaction costs of $100 were expensed and are included in Selling, general and administrative expenses as at 31 March 2022.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
As part of the sales and purchase agreement with the previous owner of NCPR, contingent consideration has been agreed. There will be additional cash payments to the previous owner of NCPR depending on EBITDA and Net profit for the years ended 31 March 2022, 31 March 2023 and 31 March 2024. As at the acquisition date, the total fair value of the contingent consideration was estimated to be $6,436. The fair value is determined using a DCF method.
Acquisition of MMTR
On 24 January 2022 in exchange for a $2,690 deferred payment the Group entered into a sale and purchase agreement on 70% of the shares in charter capital of LLC “MMTR” (Russia), LLC “MMTR Technologies” (Russia) and LLC “Softexport” (Russia) (hereinafter MMTR). On 25 January 2022 the Group entered into call and put option agreements on the remaining 30% of shares in charter capital of MMTR.
MMTR is a group of private companies with the headquarters in Kostroma, Russia, specializing in software development and application, with a focus on business process automation and quality assurance testing. MMTR is particularly renowned for its expertise in the development of sophisticated and complex high-loaded systems, automated testing, business and data analytics, and data warehouses and marts. Its offering also includes quality assurance services and market-leading outstaffing tools.
The deal will enable the Group to better supply customers around the world with the skills of top talent from emerging markets, helping to meet the ever-growing demand for IT specialists in application engineering, modernization, and testing. Additionally, MMTR’s tools for resource management will allow the Group to provide required expertise to customers more effectively.
This transaction was accounted for using the acquisition method. The non-controlling interest was treated as if acquired for consideration of $1,212. The results of operations of MMTR are included in the consolidated financial statements from the date of acquisition of control, 24 January 2022. The Group acquired MMTR as part of the RF segment.
The following schedule reflects the final purchase price allocation to the net assets acquired:

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
	Provisional fair values 24 January 2022	Adjustment	Final fair values 24 January 2022
Assets
Property and equipment (Note 7)	41	4	45
Right-of-use assets (Note 21)	236	—	236
Advances issued and other current assets	44	39	83
Trade receivables	1,514	57	1,571
Other receivables	28	(25)	3
Loans issued	33	—	33
Cash and cash equivalents	975	24	999
	2,871	99	2,970
Liabilities
Long-term lease liabilities (Note 21)	(191)	—	(191)
Short-term borrowings	(231)	—	(231)
Short-term lease liabilities (Note 21)	(45)	—	(45)
Contract liabilities	(7)	—	(7)
Income tax payable	(173)	—	(173)
Trade and other payables	(303)	(57)	(360)
Other tax payables	(392)	(68)	(460)
	(1,342)	(125)	(1,467)
Total identifiable net assets at fair value	1,529	(26)	1,503
Goodwill arising on acquisition (Note 9)	2,373	26	2,399
Short-term deferred consideration for acquisition	2,690	—	2,690
Short-term contingent consideration for acquisition (Note 32)	1,212	—	1,212
Total consideration for acquisition	3,902	—	3,902
Cash flow on acquisition
Net cash acquired with the subsidiary	999
Cash paid	—
Net cash flow on acquisition	999
During the year ended 31 March 2023, the purchase price allocation was completed and the final fair value of net assets and consideration transferred at the date of acquisition were recognised. The comparative information as at 31 March 2022 and for the year ended 31 March 2022 was restated to reflect the adjustment to the provisional amounts.Change in provisional amounts is driven by events revealed during closing due diligence procedures.
During the year ended 31 March 2022 the Group paid the short-term deferred payment in full. The short-term contingent payable for acquisitions represented exercise of the options for the purchase of the remaining 30% share capital of MMTR. During the year ended 31 March 2023 the consideration was settled in a non-cash transaction by granting current MMTR shareholders a minority share in one of the Group companies.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
The goodwill of $2,399 arising from the Group’s acquisition of MMTR represents the expected benefits from strengthening the Group’s service capabilities via mobilizing a talented software engineering team and getting extra tools and training solutions for further growing capabilities of the Group’s overall software development offering.None of the goodwill recognised is expected to be deductible for income tax purposes.
The fair value of the trade receivables amounted to $1,571. The gross amount of trade receivables is $1,714 and it is expected that the full contractual amounts can be collected except for $143.
The effect of acquisitions on the Group’s performance is disclosed in Note 37. Transaction costs of $33 were expensed and are included in Selling, general and administrative expenses as at 31 March 2023.
Acquisition of TC Engineer
On 25 January 2022 in exchange for a $1,374 deferred payment the Group entered into a sale and purchase agreement on 100% of the shares in charter capital of JSC “Technical Center “Engineer” (hereinafter TC Engineer). TC Engineer is a private company with the headquarters in Moscow, Russia. Its main activity is cybersecurity consulting, sales of software licenses and services relating to raising user awareness in information security. TC Engineer was acquired to expand the Group’s portfolio of cybersecurity services available to its customers and to deliver the entire spectrum of cybersecurity consulting and compliance services, enhancing the Group’s ability to meet the requirements of even the most complex projects.
This transaction was accounted for using the acquisition method. The results of operations of TC Engineer are included in the consolidated financial statements from the date of acquisition of control, 25 January 2022. The Group acquired TC Engineer as part of the RF segment.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
The following schedule reflects the final purchase price allocation to the net assets acquired:
25 January 2022
Assets
Intangible assets (Note 9)	172
Property and equipment (Note 7)	1
Advances issued and other current assets	7
Software licenses and other inventory	128
Trade receivables	364
Other receivables	92
Cash and cash equivalents	161
925
Liabilities
Deferred tax liabilities	(34)
Contract liabilities	(2)
Income tax payable	(19)
Trade and other payables	(548)
Other tax payables	(73)
(676)
Total identifiable net assets at fair value	249
Goodwill arising on acquisition (Note 9)	1,125
Short-term deferred consideration for acquisition	867
Long-term deferred consideration for acquisition	507
Total consideration for acquisition	1,374
Cash flow on acquisition
Net cash acquired with the subsidiary	161
Cash paid	—
Net cash flow on acquisition	161
During the years ended 31 March 2023 and 31 March 2022 the short-term deferred consideration was paid to the previous shareholder of TC Engineer in full and long-term deferred consideration in the amount of $1,003 was derecognised at disposal of discontinued operations (Note 5 (c)).
The goodwill of $1,125 arising from the Group’s acquisition of TC Engineer represents the expected benefits from strengthening the Group’s cybersecurity service capabilities and building upon the established long-term relationships with clients, operating in a variety of sectors and industries around the world. None of the goodwill recognised is expected to be deductible for income tax purposes.
The fair value of the trade receivables amounts to $364 and it is expected that the full contractual amounts can be collected.
Intangible assets arising from acquisition are represented by a customer base in the amount of $172 with the useful life of 5 years.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
The effect of acquisitions on the Group’s performance is disclosed in Note 37. Transaction costs of $18 were expensed and are included in Selling, general and administrative expenses as at 31 March 2022.
Acquisition of Academy IT
On 10 January 2022 in exchange for $2,894 in cash consideration transferred and $1,133 in contingent consideration linked to the performance of the Academy IT Companies, the Group entered into a sales and purchase agreement on 85% of the shares in charter capital of Academy IT Companies: Autonomous non-profit organization of additional professional education Academy IT, Aplana Europe LLC, IT.Educational holding LLC (all companies together hereinafter Academy IT). On 10 January 2022 the Group entered for a nominal value into call and put option agreements on the remaining 15% of shares in charter capital of Academy IT. The Group is actively working towards exercising the options to obtain 100% ownership of Academy IT.
Academy IT is a group of private companies with the headquarters in Moscow, Russia engaged in providing educational and consulting services through IT area. The Group enters the deal to expand expertise in training specialists in IT area. The Group acquired Academy IT as part of the RF segment.
This transaction was accounted for using the acquisition method. The non-controlling interest was treated as if acquired. The results of operations of Academy IT are included in the consolidated financial statements from the date of acquisition of control, 10 January 2022. The following schedule reflects the final purchase price allocation to the net assets acquired:
10 January 2022
Assets
Intangible assets (Note 9)	484
Property and equipment (Note 7)	30
Software licenses and other inventory	6
Deferred tax assets	17
Cash and cash equivalents	817
Trade receivables	176
Other receivables	12
Advances issued and other current assets	47
1,589
Liabilities
Trade and other payables	(384)
Contract liabilities	(536)
(920)
Total identifiable net assets at fair value	669
Goodwill arising on acquisition	3,398
Purchase consideration transferred	2,894
Long-term contingent consideration for acquisitions (Note 32)	1,173
Total consideration for aquisition	4,067
Cash flow on acquisition
Net cash acquired with the subsidiary	817
Cash paid	(2,894)
Net cash flow on acquisition	(2,077)

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
The fair value of the trade receivables amounts to $176. The gross amount of trade receivables is $176 and it is expected that the full contractual amounts can be collected.
The goodwill of $3,398 arising from the Group’s acquisition of Academy IT represents the expected benefits from strengthening the Group’s expertise in training solutions for further growing capabilities of the Group’s overall educational offering. None of the goodwill recognised is expected to be deductible for income tax purposes.
Intangible assets arising from acquisition are represented by brand in the amount of $481 with the useful life of 5 years.
The effect of acquisitions on the Group’s performance is disclosed in Note 37. Transaction costs of $43 were expensed and are included in Selling, general and administrative expenses as at 31 March 2022.
During the year ended 31 March 2023 contingent consideration in the amount of $1,436 was derecognised at disposal of discontinued operations (Note 5 (c)).
(c) Discontinued operations in the year ended 31 March 2023
On 19 July 2022, the Group publicly announced the decision of its Board of Directors to separate the Russian business from the Group. The separation was effected by way of distribution of Softline Trade JSC, a wholly owned subsidiary, to an entity controlled by the original founder Mr Igor Borovikov for a consideration of 1 US dollar and a dilution of the aggregate shareholding of Mr Igor Borovikov and SGI Limited (an entity controlled by Mr Igor Borovikov and which is the Group’s largest shareholder) effected through a waiver of their entitlements to the Bonus issuance of ordinary shares or GDRs representing ordinary shares in the Group for nil consideration which were issued to the other Company shareholders to compensate them for the loss of value in their securities arising from the distribution of Softline Trade JSC for 1 US dollar. The distribution of Softline Trade JSC was completed on 19 October 2022 when the transfer of ownership was registered with the regulator.
Given the nature of the transaction is a distribution as opposed to a sale the Group accounted for a distribution at fair value. Given the lack of direct peers and the state of the Russian stock and M&A market, the comparable transaction approach or local traded peer multiple methodology are not useful and hence the fair value was determined using both the discounted cash flow and Western peer group multiple methodologies with equal weighting assigned to the discounted cash flow methodology and Western peer group multiples adjusted down by 19% to reflect the perceived Russian risk discount. The external valuation specialist used information provided by the Group, such as turnover growth rate (10% for hardware; 10% to 18% for software; 20% to 45% for services and 23% to 25% for own cloud) and gross profit margin assumptions (13% for hardware, 7% to 13% for software; 58% for services and (iii) 88% for own cloud) and financial model focuses on 2023-2025 horizon with terminal growth rate of 4% beyond that. The valuation specialist applied a range of 20-24% WACC to discount cashflows in 2023, reflecting the increased country-specific risk expected to continue until the end of 2023, with proportional WACC reduction for 2024-2025.
A gain on distribution of fair value of $154,495 less book value of the attributable net assets and liabilities of the Russian business of $116,009 was recorded in the consolidated statement of profit or loss for the year ended 31 March 2023. A gain on distribution was also adjusted by the amount attributable to the non-controlling interest and effect of cumulative translation difference reclassified from other comprehensive income. These transactions including transactions costs for the distribution were presented in net profit from discontinued operations in the year ended 31 March 2023.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
Year ended 31 March 2023
Fair value of the discontinued operations distributed (including USD1 consideration received)	308,986
Carrying amount of the net assets and liabilities distributed/de-recognised	(116,009)
Carrying amount of non-controlling interest de-recognised	381
Effect of cumulative translation difference reclassified from other comprehensive income	(38,863)
Gain on distribution	154,495
The consolidated statement of profit or loss and other comprehensive income (loss) distinguish discontinued operations from continuing operations. Comparative figures have been restated on a consistent basis. Financial information relating to the discontinued operations for the period is set out below and includes financial information until 19 October 2022.
	Year ended 31 March 2023	Year ended 31 March 2022
Revenue from contracts with customers	197,895	444,694
Expenses	(186,131)	(424,591)
Operating profit	11,764	20,103
Finance costs, net	77,088	(15,344)
Gain on distribution of discontinued operations	154,495	—
Profit / (loss) before profit tax from discontinued operations	243,347	4,759
Income tax expenses	(16,281)	(3,333)
Net profit / (loss) for the year from discontinued operations	227,066	1,426
Attributable to holders of the parent	227,066	1,309
Non-controlling interest	—	117
The major classes of assets and liabilities of the discontinued operations as at 19 October 2022 are, as follows:

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
19 October 2022
Non-current assets
Long-term loans issued (Note 13)	563
Property and equipment (Note 7)	10,764
Intangible assets (Note 9)	40,025
Goodwill (Note 9)	22,129
Right-of-use assets (Note 21)	15,920
Equity investments at FVTPL (Note 8 and 16)	144,395
Other non-current assets	2,572
Deferred tax assets (Note 29)	1,340
237,708
Current assets
Software licenses and other inventory	45,405
Income tax receivable	165
Trade receivables	135,182
Advances issued and other current assets	52,203
Other receivables	43,353
Loans issued (Note 13)	24,412
Cash and cash equivalents (Note 14)	41,951
342,671
Total assets	580,379
Non-current liabilities
Long-term borrowings (Note 18)	56,549
Long-term lease liabilities (Note 21)	6,793
Long-term contingent consideration for acquisition	4,393
Long-term deferred payment for acquisition	224
Other long-term creditors	1,555
Deferred tax liabilities (Note 29)	14,936
84,450
Current liabilities
Trade and other payables	163,248
Contract liabilities	64,015
Short-term borrowings (Note 18)	139,675
Short-term lease liabilities (Note 21)	6,132
Short-term deferred payment for acquisition	779
Short-term contingent consideration for acquisition	4,779
Income tax payable	1,292
379,920
Total liabilities	464,370
Net assets directly associated with discontinued operations	116,009

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
The net cash flows incurred by the Russian business are, as follows:
	Year ended 31 March 2023	Year ended 31 March 2022
Operating	15,080	(2,950)
Investing	(70,192)	(51,158)
Financing	36,313	(71,619)
Net cash (outflow) / inflow	(18,799)	(125,727)
(d) Disposal of subsidiaries in the year ended 31 March 2022
During the year ended 31 March 2022 the Group undertook a legal and asset restructuring before its IPO. As a result of restructuring the Group disposed of a range of subsidiaries in a distribution to a controlling shareholder and derecognised assets and liabilities in the total amount of $37,684 and reduction in the non-controlling interest by $78. Net assets were deducted from the Group’s equity.
On 30 June 2021 the Group terminated the acquisition agreement with the controlling shareholder of ETMC Exponenta Ltd (Russia) which provided control over Exponenta as a result the subsidiary was considered disposed. The carrying value of net identifiable assets disposed of (refer to the table below) in the amount of $10,973 were recognised as a decrease of retained earnings in the consolidated statement of changes in equity at 31 March 2022. Non-controlling interest was reduced by $78.
Carrying value recognised on disposal
30 June 2021
Assets
Intangible assets (Note 9)	1
Property and equipment (Note 7)	69
Advances issued and other current assets	20
Software licenses and other inventory	205
Cash and short-term deposits	1,077
Loans issued	922
Trade and other receivables	7,400
9,694
Liabilities
Trade and other payables	(1,049)
(1,049)
Total identifiable net assets at carrying value	8,645
Recognition of loans issued to the Group as at disposal date (Note 34)	2,328
Non-controlling interest	78
Effect of derecognition of subsidiary	11,051
On 19 April 2021 the Group terminated the acquisition agreement with the controlling shareholder of Aflex Distribution LLC(Russia) which provided control over Aflex as a result the subsidiary was considered disposed. The carrying value of net identifiable assets disposed of (refer to the table below) in the amount of $1,038 were recognised as a decrease of retained earnings in the consolidated statement of changes in equity at 31 March 2022.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
Carrying value recognised on disposal
19 April 2021
Assets
Property and equipment (Note 7)	6
Advances issued and other current assets	39
Software licenses and other inventory	108
Cash and short-term deposits	157
Loans issued	319
Trade and other receivables	841
1,470
Liabilities
Trade and other payables	(188)
Long-term borrowings	(244)
(432)
Total identifiable net assets at carrying value	1,038
Effect of derecognition of subsidiary	1,038
On 31 January 2022 the Group terminated the acquisition agreement with the controlling shareholder of Ukraine business which provided control over it as a result the subsidiary was considered disposed. The carrying value of net identifiable assets disposed of (refer to the table below) in the amount of $2,870 were recognised as a decrease of retained earnings in the consolidated statement of changes in equity at 31 March 2022.
Carrying value recognised on disposal
31 January 2022
Assets
Property and equipment (Note 7)	8
Software licenses and other inventory	106
Cash and short-term deposits	2,574
Trade and other receivables	2,496
5,184
Liabilities
Trade and other payables	(1,372)
Contract liabilities	(942)
(2,314)
Total identifiable net assets at carrying value	2,870
Effect of derecognition of subsidiary	2,870
On 25 June 2021 the Group sold its 100% interest in Softline Management ApS for a nominal cash consideration to Colbury Finance Limited, related party, owned by the Group’s shareholder Softline Group Inc. The carrying value of net identifiable assets disposed of (refer to the table below) in the amount of $6,002 were recognised as a decrease of retained earnings in the consolidated statement of changes in equity at 31 March 2022.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
5.   Business combinations, acquisitions and disposals (continued)
Carrying value recognised on disposal
25 June 2021
Assets
Software licenses and other inventory	4,084
Cash and short-term deposits	167
Trade receivables	681
4,932
Liabilities
Trade and other payables	(365)
(365)
Total identifiable net assets at carrying value	4,567
Recognition of loans issued to the Group as at disposal date (Note 34)	1,435
Effect of derecognition of subsidiary	6,002
On 30 September 2021 the Group sold its 100% interest in Softline Enterprise Solutions LLC (Russia) for a nominal cash consideration to Softline Direct LLC, related party under common control, as part of legal and asset structure re-design of the Group before IPO. The carrying value of net identifiable assets disposed of (refer to the table below) in the amount of $16,801 were recognised as a decrease of retained earnings in the consolidated statement of changes in equity at 31 March 2022. For more details please refer to Note 16.
Carrying value recognised on disposal
30 September 2022
Assets
Software licenses and other inventory	2,750
Cash and short-term deposits	10
Trade and other receivables	11,719
Advances issued and other current assets	254
14,733
Liabilities
Trade and other payables	(27)
(27)
Total identifiable net assets at carrying value	14,706
Recognition of loans issued to the Group as at disposal date (Note 34)	2,095
Effect of derecognition of subsidiary	16,801

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
6.   Partly owned subsidiaries
Financial information of subsidiaries that have material non-controlling interests is provided below:
Proportion of equity interest held by non-controlling interests:
Name	Country of incorporation and operation	As at 31 March 2023	As at 31 March 2022
Softline AG	Germany	37%	37%
ACTIVECLOUD HOLDING LIMITED	Cyprus	49%	49%
SAGA d.o.o	Serbia	23%	—
	As at 31 March 2023	As at 31 March 2022 (restated*)
Accumulated balances of non-controlling interest:
Softline AG	(473)	1,389
Active technologies LLC	(448)	(651)
ACTIVECLOUD HOLDING LIMITED	(2,163)	(2,726)
SAGA d.o.o	2,727	—
Softclub	524	255
SLR companies	—	(107)
Other subsidiaries	(244)	(553)
	(77)	(2,393)
Total comprehensive income/(loss) allocated to non-controlling interest during the year:
Softline AG	(1,863)	(282)
Active technologies LLC	203	(795)
ACTIVECLOUD HOLDING LIMITED	563	(63)
SAGA d.o.o	572	—
Softclub	234	—
SLR companies	467	—
Other subsidiaries	(402)	449
	(226)	(691)

*
The amount of non-controlling interest is restated and does not correspond to the figures in the consolidated financial statements for the year ended 31 March 2022 since adjustments to the provisional purchase price allocation of the acquisition of Softclub were made during the year ended 31 March 2023, as detailed in Note 5 (b).

The summarised financial information of these subsidiaries is provided below. This information is based on the amounts before inter-company eliminations.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
6.   Partly owned subsidiaries (continued)
Softline AG’s summarised statement of profit or loss and other comprehensive income (loss) for the years ended 31 March 2023 and 31 March 2022:
	Year ended 31 March 2023	Year ended 31 March 2022
Revenue from contracts with customers	33,443	39,728
Cost of sales	(24,290)	(17,962)
Selling, administrative and other operating expenses	(12,678)	(22,194)
Finance costs	(423)	(230)
Impairment losses	(6,973)	—
Loss before tax	(10,921)	(658)
Income tax	97	78
Loss for the year	(10,824)	(580)
Translation difference	(1,236)	(191)
Total comprehensive loss	(12,060)	(771)
Attributable to non-controlling interests	(1,863)	(282)
ACTIVECLOUD HOLDING LIMITED’s summarised statement of profit or loss and other comprehensive income (loss) for the years ended 31 March 2023 and 31 March 2022:
	Year ended 31 March 2023	Year ended 31 March 2022
Revenue from contracts with customers	3,536	2,556
Cost of sales	(1,030)	(1,390)
Administrative and other operating income and expenses	(2,446)	(1,677)
Finance costs	(1)	(2)
Profit/(loss) before tax	59	(513)
Income tax	23	(165)
Profit/(loss) for the year	82	(678)
Translation difference	1,067	550
Total comprehensive income/(loss)	1,149	(128)
Attributable to non-controlling interests	563	(63)
Saga d.o.o’s summarised statement of profit or loss and other comprehensive income (loss) for the period from the date of acquisition of control, 4 July 2022 to 31 March 2023:

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
6.   Partly owned subsidiaries (continued)
4 July 2022 to 31 March 2023
Revenue from contracts with customers	40,056
Cost of sales	(28,460)
Administrative and other operating income and expenses	(10,074)
Finance costs	352
Profit before tax	1,874
Income tax	(288)
Profit for the year	1,586
Translation difference	1,192
Total comprehensive income	2,778
Attributable to non-controlling interests	572
Softline AG’s summarised statement of financial position as at 31 March 2023 and 31 March 2022:
	As at 31 March 2023	As at 31 March 2022
Cash and cash equivalents	125	893
Trade and other receivables	9,140	6,961
Inventory and other current assets	564	1,163
Non-current assets	6,998	2,672
Trade and other payables (current)	(11,550)	(7,726)
Interest-bearing loans and borrowing and deferred tax	(6,568)	(169)
Total equity	(1,291)	3,794
Attributable to:
Equity holders of parent	(818)	2,405
Non-controlling interest	(473)	1,389
ACTIVECLOUD HOLDING LIMITED’s summarised statement of financial position as at 31 March 2023 and 31 March 2022:
	As at 31 March 2023	As at 31 March 2022
Cash and cash equivalents	141	166
Trade and other receivables	2,040	571
Inventory and other current assets	26	99
Non-current assets	638	425
Trade and other payables (current)	(2,483)	(2,518)
Interest-bearing loans and borrowing	(4,776)	(4,306)
Total equity	(4,414)	(5,563)
Attributable to:
Equity holders of parent	(2,251)	(2,837)
Non-controlling interest	(2,163)	(2,726)

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
6.   Partly owned subsidiaries (continued)
Saga d.o.o’s summarised statement of financial position as at 31 March 2023:
As at 31 March 2023
Cash and cash equivalents	7,916
Trade and other receivables	9,672
Inventory and other current assets	8,284
Non-current assets	13,269
Trade and other payables (current)	(15,306)
Interest-bearing loans and borrowing and deferred tax	(9,699)
Total equity	14,136
Attributable to:
Equity holders of parent	11,409
Non-controlling interest	2,727
Softline AG’s summarised cash flow information for year ended 31 March 2023 and 31 March 2022:
	Year ended 31 March 2023	Year ended 31 March 2022
Operating	2,490	(1,717)
Investing	(81)	(284)
Financing	(2,409)	(44)
ACTIVECLOUD HOLDING LIMITED’s summarised cash flow information for years ended 31 March 2023 and 31 March 2022:
	Year ended 31 March 2023	Year ended 31 March 2022
Operating	234	(269)
Investing	(368)	(42)
Financing	109	(142)
Saga d.o.o.’s summarised cash flow information for the period from the date of acquisition of control, 4 July 2022 to 31 March 2023:
4 July 2022 to 31 March 2023
Operating	2,731
Investing	—
Financing	143

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
7.   Property and equipment
The changes in the Group’s property and equipment were as follows at 31 March 2023 and 31 March 2022
	Computer and office equipment	Buildings	Total
Cost
31 March 2021	15,436	1,799	17,235
Additions	7,943	—	7,943
Acquisition of a subsidiaries (Note 5(b))	1,117	—	1,117
Disposals	(1,717)	—	(1,717)
Translation difference	119	—	119
31 March 2022	22,898	1,799	24,697
Additions	4,113	—	4,113
Acquisition of a subsidiaries (Note 5(a))	2,490	541	3,031
Reclassification	480	(480)	—
Disposals	(1,735)	—	(1,735)
Discontinued operations (Note 5 (c))	(17,291)	—	(17,291)
Translation difference	3,362	(92)	3,270
31 March 2023	14,317	1,768	16,085
Accumulated depreciation
31 March 2021	(9,390)	—	(9,390)
Depreciation charge	(2,820)	(104)	(2,924)
Reclassification	—	(16)	(16)
Disposals	1,119	—	1,119
Translation difference	14	1	15
31 March 2022	(11,077)	(119)	(11,196)
Depreciation charge	(2,759)	(70)	(2,829)
Disposals	1,159	—	1,159
Discontinued operations (Note 5 (c))	6,527	—	6,527
Translation difference	(580)	(7)	(587)
31 March 2023	(6,730)	(196)	(6,926)
Net book value
At 31 March 2022	11,821	1,680	13,501
At 31 March 2023	7,587	1,572	9,159
As at 31 March 2023 the Group had owned an office building in Peru with the carrying amount of $381 (31 March 2022: $400) pledged as security for a loan. The loan must be repaid by 24 August 2026.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
8.   Long-term investments
Long-term investments were as follows at 31 March 2023 and 31 March 2022:
	31 March 2023	31 March 2022
Investments in associates and joint ventures:
RCSRD	517	—
Other joint ventures	95	91
	612	91
Equity investment at FVOCI:
Crayon	—	62,173
	—	62,173
Other current financial assets at FVPL:
Argentine national bonds	3,291	—
Shares of CIB of Egypt	5,615	—
	8,906	—
Crayon
In August 2018 the Group entered into Investment Deed with the third-party Investor related to the acquisition of 7,644,039 shares of Crayon Group Holding ASA (Crayon) with a nominal value of NOK 1.00 and representing approximately 10.14% of the share capital of Crayon. The Crayon shares were contributed to the share capital of the legal entity OEP ITS HOLDING B.V. (BidCo), resulting in the Group holding 31.7176% in BidCo. BidCo held 24,100,307 shares in Crayon representing approximately 29.5% of the share capital of Crayon, that gave BidCo economic interest, but no significant voting power or significant influence over Crayon.
The Group’s interest in BidCo was accounted for using the equity method as a joint venture in the consolidated financial statements. BidCo conducts no other significant activities other than holding the investments in Crayon, for which it accounts for as investments at fair value with revaluation at quoted market prices through other comprehensive income (FVOCI) because all key decisions are made unanimously by the Group and the other shareholder of BidCo. The fair value measurement is categorised at Level 1.
In June 2021 it was agreed between the shareholders of BidCo to sell 8,400,000 shares of Crayon and distribute the funds between the investors. The sale included the Group’s effective share of 2,664,278 Crayon shares. The shares were sold on 30 June 2021 for $114,021 cash consideration with a discount of 8% to the current market price (including $35,256 attributable to the Group). OCI on shares sold in the amount of $32,993 accumulated previously in the Group’s financial statements was reclassified to retained earnings as at 30 June 2021.
The sale led to the decrease in the share of BidCo in Crayon to 18.7%. Pursuant to an agreement entered into by the Group and the third party in June 2021, the residual Crayon shares held by BidCo shall be transferred to the Group and the third party in proportion to their respective holdings in BidCo.
On 18 August 2021 it was agreed between the Group and another shareholder of BidCo by written shareholders resolution (1) to make cash distribution to another shareholder in the amount of $45,529 representing a share in the balance of funds on BidCo accounts at the date of the resolution pro rata to its shareholding (2) to make Crayon shares distribution to another shareholder pro rata to its share in BidCo constituting 10,720,546 Crayon shares, leaving the rest of 4,979,761 Crayon shares on the balance of BidCo (3) to reduce BidCo share capital by cancellation of 682,824 shares with a nominal value of € 0.01 each held by another shareholder. Pro rata part of the share premium reserve attached to the shares was re-allocated to the share premium reserve attached to the remaining 317,176 shares held by the Group.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
8.   Long-term investments (continued)
Following the reduction of BidCo share capital, the Group became the ultimate controlling party of the company, ceased to be the party in the joint venture and started accounting for the company as a subsidiary renamed to Axion BidCo Holding BV. As at 31 March 2022 all assets held by BidCo were transferred to Noventiq Holdings PLC.
Starting from 18 August 2021, the Group accounted for Crayon shares as a financial asset designated at FVOCI in its consolidated financial statements.
In March 2022 the Group additionally sold 1,690,586 shares of Crayon for $33,635 cash consideration. OCI on shares sold in the amount of $30,292 accumulated previously in the Group’s financial statements was reclassified to retained earnings as at 31 March 2022.
The total amount of OCI reclassified to retained earnings for 12 months ended 31 March 2022, as the result of shares sold in June 2021 and March 2022, amounted to $63,285.
In April and May 2022 the Group sold the remaining 3,289,175 shares of Crayon for $42,267 cash consideration. OCI on shares sold in the amount of $41,829 accumulated previously in the Group’s financial statements was reclassified to retained earnings during the year ended 31 March 2023.
For the year ended 31 March 2023 the Group recognised net loss on equity instruments designated at FVOCI, related to Crayon shares, in the amount of $19,905 in Other comprehensive income and loss (the year ended 31 March 2022: $11,546 of income, including $2,778 of share in OCI of a joint venture and $8,768 as revaluation of equity instrument designated at FVOCI).
Below is the movement of investment for the years ended 31 March 2023 and 31 March 2022 in:
(a)
BidCo joint venture

	Year ended 31 March 2023	Year ended 31 March 2022
Opening balance	—	119,954
Share in OCI of a joint venture	—	2,778
Share in distribution of funds	—	(35,693)
Reclassification to FVOCI investment	—	(87,039)
Closing balance	—	—

(b)
Equity investment at FVOCI

	Year ended 31 March 2023	Year ended 31 March 2022
Opening balance	62,173	—
Reclassification from joint venture investment	—	87,039
Revaluation of investment	(17,606)	8,373
Sale of investment	(44,567)	(33,239)
Closing balance	—	62,173
RCSRD
On 30 August 2022 the Group entered into a profit participation rights agreement with Austrian company Vdel Informationstechnik und Consulting GmbH (VDEL). Under the agreement, the Group issued a non-societary profit participation right in exchange for an equal cash consideration in the amount of EUR 700,000. The funds were used by VDEL to purchase 100% of ordinary shares of Regionalni centar za

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
8.   Long-term investments (continued)
podrsku, istrazivanje I razvoj d.o.o. (RCSRD), an IT development company in Serbia. The Group participates with 70% in the profits and losses, up to the amount of the profit participation right capital, of RCSRD, but does not have control over RCSRD operations.
The Group’s interest in RCSRD was accounted for using the equity method as an associate in the consolidated financial statements.
Below is the movement of investment in RCSRD for the year ended 31 March 2023:
Year ended 31 March 2023
Opening balance	—
Initial investment	686
Group’s share of profit for the year	(163)
Translation difference	(6)
Closing balance	517
Argentine national bonds
In July 2022 the Group started buying Argentine National bonds in dual currency with maturity in June 2023 as a measure to mitigate foreign exchange loss in Argentine, arising due to legal restrictions to exchange Argentinian peso into US dollars.
The Group accounts for Argentine National bonds as a financial asset designated at FVPL in its consolidated financial statements.
As at 31 March 2023 the Group held 3,326,104 Argentine National bonds with fair market value of $3,291. For the year ended 31 March 2023 the Group recognised profit on equity instruments designated at FVPL, related to Argentine National bonds, in the amount of $1,215 in the consolidated statement of profit or loss and other comprehensive income (loss).
Below is the movement of investment in Argentine National bonds for the year ended 31 March 2023:
Year ended 31 March 2023
Opening balance	—
Purchase of investment	7,637
Revaluation of investment	1,215
Sale of investment	(3,521)
Translation difference	(2,040)
Closing balance	3,291
Shares of CIB of Egypt
In March 2023 the Group purchased 4,525,000 shares of Commercial International Bank (CIB) of Egypt from the Egyptian exchange as a measure to mitigate foreign exchange loss in Egypt, arising due to shortage of US dollars in the country. The shares were then converted into CIB of Egypt shares traded on London stock exchange.
The Group accounts for CIB of Egypt shares as a financial asset designated at FVPL in its consolidated financial statements.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
8.   Long-term investments (continued)
As at 31 March 2023 the Group held 3,338,500 CIB of Egypt shares with fair market value of $5,615. For the year ended 31 March 2023 the Group recognised loss on equity instruments designated at FVPL, related to CIB of Egypt shares, in the amount of $1,905 in the consolidated statement of profit or loss.
Below is the movement of investment in CIB of Egypt shares for the year ended 31 March 2023:
Year ended 31 March 2023
Opening balance	—
Purchase of investment	7,719
Revaluation of investment	(1,905)
Sale of investment	(318)
Translation difference	119
Closing balance	5,615
Investments of SLR
During August through October 2022 the SLR companies of the Group purchased 10,259,951 bonds of Russian Ministry of Finance and 4,772 corporate bonds of several bond issuers from Euroclear for the purpose of subsequent sale at a higher price.
The Group accounted for the bonds of Russian Ministry of Finance and corporate bonds as a financial asset designated at FVPL in its consolidated financial statements.
The Group recognised revaluation of Bonds of Russian Ministry of Finance to fair value in the amount of $72,161 in the consolidated statement of profit or loss within discontinued operations.
As the result of disposal of SLR (Note 5 (c)), the Group disposed of 10,259,951 bonds of Russian Ministry of Finance and 4,772 corporate bonds, previously owned by Russian subsidiaries of the Group.
Below is the movement of SLR investments for the year ended 31 March 2023:
	Corporate bonds	Bonds of Russian Ministry of Finance
Opening balance as at 1 April 2023	—	—
Purchase	3,191	67,539
Translation difference	(45)	(2,531)
Revaluation to fair value	(8)	72,161
Discontinued operations (Note 5 (c))	(3,138)	(137,169)
Closing balance as at 31 March 2023	—	—

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
9.
Intangible assets and goodwill

The changes in the Group’s intangible assets and goodwill were as follows at 31 March 2023 and 31 March 2022:
	Brand and customer relationship	Software	Goodwill (restated*)
Cost
31 March 2021	16,059	46,826	46,497
Additions – acquired	—	6,131	—
Additions – internally developed	—	9,027	—
Acquisition of subsidiaries (Note 5 b)) (restated*)	22,305	7,244	89,677
Disposals	(326)	(1,522)	—
Translation difference	(10,523)	1,802	(9,365)
31 March 2022	27,515	69,508	126,809
Additions – acquired	—	7,564	—
Additions – internally developed	—	4,478	—
Acquisition of subsidiaries (Note 5(a))	28,580	1,178	88,114
Disposals	(72)	(1,869)	—
Discontinued operations (Note 5 (c))	(7,447)	(58,782)	(22,129)
Translation difference and hyperinflation adjustment	6,170	9,756	(1,733)
31 March 2023	54,746	31,833	191,061
Accumulated amortisation
31 March 2021	(1,170)	(17,344)	—
Amortisation charge	(3,303)	(10,330)	—
Impairment	—	—	(8,705)
Disposals	180	1,520	—
Translation difference	247	2,384	—
31 March 2022	(4,046)	(23,770)	(8,705)
Amortisation charge	(6,878)	(7,945)	—
Impairment	(2,263)	—	(17,494)
Disposals	—	1,865	—
Discontinued operations (Note 5 (c))	2,524	23,680	—
Translation difference and hyperinflation adjustment	253	(4,720)	—
31 March 2023	(10,410)	(10,890)	(26,199)
Net book value
At 31 March 2022	23,469	45,738	118,104
At 31 March 2023	44,336	20,943	164,862

*
The amount of goodwill is restated as at 31 March 2022 to reflect measurement period adjustments (Note 2 and Note 5) and to reflect the additional impairment charge for Active Group and Softclub (Note 2).

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
9.
Intangible assets and goodwill (continued)

Amortisation expense of brand and customer relationship and software intangible assets is included in selling, general and administrative expenses in the statement of profit or loss and other comprehensive income (loss).
During the year ended 31 March 2023 the Group recognised impairment loss of $2,263 represented by the write-down of certain intangible assets of Belitsoft to the recoverable amount. The recoverable amount of $2,728 as at 31 March 2023 was based on value in use and was determined at the level of the CGU.
Goodwill impairment
The changes in the Group’s goodwill were as follows at 31 March 2023 and 31 March 2022
	Goodwill as at 31 March 2021	Acquisition of subsidiary (Note 5(b))	Impairment	Translation difference	Goodwill as at 31 March 2022	Acquisition of subsidiary (Note 5(a))	Impairment	Discontinued operations (Note 5(c))	Translation difference and hyperinflation adjustment	Goodwill as at 31 March 2023
Active Group	9,693	—	(2,042)	(1,304)	6,347	—	—	—	262	6,609
Softline Brazil	6,554	—	—	1,180	7,734	—	(311)	—	(513)	6,910
Development Bureau	1,283	—	—	(128)	1,155	—	—	(1,576)	421	—
Info security	290	—	—	(29)	261	—	—	(355)	94	—
HTC	394	—	—	(39)	355	—	—	(484)	129	—
EMBEE	18,638	—	—	(628)	18,010	—	—	—	(1,377)	16,633
Softline AG	9,645	—	—	(513)	9,132	—	(6,973)	—	(159)	2,000
NCPR	—	6,242	—	(720)	5,522	—	—	(7,524)	2,002	—
Belitsoft	—	6,694	—	(965)	5,729	—	(5,960)	—	231	—
Digitech	—	11,533	—	(1,624)	9,909	—	—	—	(4,054)	5,855
Squalio	—	8,943	—	(547)	8,396	2,590	—	(1)	(387)	10,598
Academy IT	—	3,398	—	(396)	3,002	—	—	(4,102)	1,100	—
TC Engineer	—	1,125	—	(84)	1,041	—	—	(1,419)	378	—
Umbrella	—	12,309	—	(186)	12,123	—	—	—	(927)	11,196
MMTR	—	2,399	—	(180)	2,219	—	—	(3,025)	806	—
Softclub	—	37,034	(6,663)	(3,202)	27,169	—	(4,250)	—	(207)	22,712
VPP	—	—	—	—	—	4,281	—	(3,643)	(638)	—
Seven Seas	—	—	—	—	—	513	—	—	—	513
MBicycle	—	—	—	—	—	1,753	—	—	(195)	1,558
Makronet	—	—	—	—	—	4,828	—	—	526	5,354
NFH	—	—	—	—	—	8,639	—	—	372	9,011
VPS	—	—	—	—	—	26,456	—	—	58	26,514
G7CR	—	—	—	—	—	37,516	—	—	260	37,776
aLabs	—	—	—	—	—	1,538			85	1,623
Total	46,497	89,677	(8,705)	(9,365)	118,104	88,114	(17,494)	(22,129)	(1,733)	164,862

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
9.
Intangible assets and goodwill (continued)

Goodwill represents the excess of the acquisition cost of a business combination over the fair value of the Group’s share of the net identifiable assets of the acquired business at the date of acquisition. The Group’s goodwill balances are allocated between the subsidiaries in the above table which represent separate cash-generating units.
The goodwill impairment assumptions as at 31 March 2023 and 2022 for newly-acquired entities were consistent with the assumptions used in valuations of the businesses on acquisitions due to lack of significant changes in projection from the recent date of acquisitions. The valuations were based on discounted future cash flows.
The calculation of value in use for the most significant business units in terms of the size and the amount of goodwill is most sensitive to the following assumptions:
A.
Brazil:

•
Brazilian business unit revenue growth rates above 10% (in BRL) based on inflation (estimated inflation level is 3,0%+) and organic growth of 10%. Turnover growth in 2023 is explained by the effect of a low base in 2021;

•
Earnings before interest, taxation, amortisation and depreciation (EBITDA) margins are estimated at around 8% of revenues;

•
Insignificant capital expenditures ($27 per year on average);

•
Pre-tax discount rate is 25,45%;

•
Post-tax discount rate is 17,79%;

•
Terminal growth rate is 3,0%.

B.
Active Group:

•
Active Host are presented on the Russian, Belarusian and other European markets;

•
Belarusian business units revenue growth rates above 15-23% (in BYN) based on inflation (estimated inflation level is 12 – 13%) and organic growth of 3 – 10%, with subsequent decrease to about 5 – 15% (estimated inflation level is 5% and organic growth 3 – 10%); Russian business unit revenue growth rates 17,2% (in RUB) based on inflation (estimated inflation level is 4,2%) and organic growth 13%; Cyprus business unit revenue growth rates above 12,5% (in USD) based on inflation (estimated inflation level is 2,0%) and organic growth 10,0%;

•
Earnings before interest, taxation, amortisation and depreciation (EBITDA) margins are estimated at around 22,1% of revenues (the average for the Group);

•
Insignificant capital expenditures ($637 per year on average for the Group);

•
Pre-tax discount rate is 34,6-37,7% (Belarus), 24,2% (Russia), 11,1% (Cyprus);

•
Post-tax discount rate is 34,6-37,7% (Belarus); 23,3% (Russia), 13,0% (Cyprus);

•
Terminal growth rate is 5,0% (Belarus), 4,0% (Russia), 2,0% (Cyprus).

C.
Softline AG:

•
Softline AG companies are presented on the European markets;

•
On 16 November 2009 Softline AG shares were released to the open market of the Munich stock market. Softline AG shares were first traded on 14 February 2000 in the General Standard Segment of the Frankfurt stock market. As the company is listed on the stock market, the Group’s impairment testing was based on an analysis of the company’s market value (stock price multiplied by number of shares held by the Group).

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
9.
Intangible assets and goodwill (continued)

D.
EMBEE:

•
EMBEE is presented on the Indian market;

•
The revenue growth rates above 14% (in INR) based on inflation (estimated inflation level is 4%) and organic growth 10%;

•
Earnings before interest, taxation, amortisation and depreciation (EBITDA) margins estimated at around 2,7% of revenues;

•
Insignificant capital expenditures ($112 per year on average);

•
Pre-tax discount rate is 18,96%;

•
Post-tax discount rate is 14,85%;

•
Terminal growth rate is 4%.

E.
Squalio:

•
Squalio unit is presented in Baltic countries;

•
Revenue growth rates above 15% (in EUR) based on inflation (estimated inflation level is 2,5%+) and organic growth of 7,5-12,5%;

•
Earnings before interest, taxation, amortisation and depreciation (EBITDA) margins are estimated at around 1,1% of revenues;

•
Insignificant capital expenditures ($84 per year on average);

•
Pre-tax discount rate is 17,33%;

•
Post-tax discount rate is 13,54%;

•
Terminal growth rate is 2,475%.

F.
Softclub

•
Softclub is presented mainly in the market of Belarus with insignificant operations in other CIS countries;

•
The revenue growth rates above 2% (in USD) based on inflation (estimated inflation level is 2% and higher);

•
Earnings before interest, taxation, amortisation and depreciation (EBITDA) margins estimated at around 22,4% of revenues;

•
Insignificant capital expenditures ($942 per year on average);

•
Pre-tax discount rate is 33,82%;

•
Post-tax discount rate is 33,82%;

•
Terminal growth rate is 2%.

G.
Umbrella

•
Umbrella is presented in Indian market;

•
The revenue growth rates above 19% (in INR) based on inflation (estimated inflation level is 4% and higher) and organic growth of 15%;

•
Earnings before interest, taxation, amortisation and depreciation (EBITDA) margins estimated at around 9% of revenues;

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
9.
Intangible assets and goodwill (continued)

•
Insignificant capital expenditures ($45 per year on average);

•
Pre-tax discount rate is 18,25%;

•
Post-tax discount rate is 14,72%;

•
Terminal growth rate is 4%.

H.
Digitech

•
Digitech is presented in Egyptian market;

•
The revenue growth rates in a range 15-32% (in EGP) based on inflation (estimated inflation level is 5 to 22%) and organic growth of 10%;

•
Earnings before interest, taxation, amortisation and depreciation (EBITDA) margins estimated at around 7,9% of revenues;

•
Insignificant capital expenditures ($6 per year on average);

•
Pre-tax discount rate is 32,31%;

•
Post-tax discount rate is 27,37%;

•
Terminal growth rate is 5,3%.

I.
Belitsoft

•
Belitsoft is presented in different markets all over the world, predominantly in USA, Europe and Israel;

•
The revenue growth rates above 12% (in USD) based on inflation (estimated inflation level is 2% and higher) and organic growth of 10%;

•
Earnings before interest, taxation, amortisation and depreciation (EBITDA) margins estimated at around 8,1% of revenues;

•
Insignificant capital expenditures ($157 per year on average);

•
Pre-tax discount rate is 33,82%;

•
Post-tax discount rate is 33,82%;

•
Terminal growth rate is 2%.

During the year ended 31 March 2023 the Group recognised impairment loss of Goodwill attributable to Brazil in the amount of $311, to Softline AG in the amount of $6, 973, to Belitsoft in the amount of $5,960 and to Softclub in the amount of $4,250.
During the year ended 31 March 2022 the Group recognised impairment loss of Goodwill attributable to Active Group in the amount of $2,042 and to Softclub in the amount of $6,663.
Sensitivity
At 31 March 2023 and 31 March 2022, the Group’s value in use for each CGU that did not recognise an impairment loss was significantly higher than the carrying amount of tested goodwill. The calculation is most sensitive to changes in EBITDA and gross profit margins. No reasonably likely change in the key assumptions listed above would cause the carrying value to materially exceed the recoverable amount for any of the unimpaired CGUs.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
10.   Software licenses and other inventory
Software licenses and other inventory were as follows:
	31 March 2023	31 March 2022
Software for resale (at lower cost or net realizable value)	21,882	29,113
Hardware for resale (at lower cost or net realizable value)	5,310	23,744
Materials (at lower cost or net realizable value)	2,731	12
Total inventories	29,923	52,869
For the year ended 31 March 2023, $196,708 was expenses for inventories carried at net realizable value (31 March 2022: $219,184) and $3,988 was recognised as expense for inventories write-off (31 March 2022:$7 was recognised as income for reimbursement of previously recognised expenses for inventories write-off). It was included in cost of sales in Consolidated statement of profit or loss and other comprehensive income (loss).
As at 31 March 2023 the decrease in inventory is mainly due to the disposal of SLR (Note 5 (c)).
11.   Trade receivables
Trade receivables were as follows at 31 March 2023 and 31 March 2022:
	31 March 2023	31 March 2022
Receivables from third-party customers	345,659	283,663
Receivables from related parties (Note 34)	3,632	2,321
	349,291	285,984
Less: allowance for expected credit losses	(6,226)	(11,676)
	343,065	274,308
The fair value of trade and other current receivables approximates their carrying value. No interest is charged on trade receivables. For terms and conditions relating to related party receivables, refer to Note 34.
The table below shows the movement in allowance for expected credit losses:
	Year ended 31 March 2023	Year ended 31 March 2022
As at 1 April	(11,676)	(10,274)
Expected credit losses for the year (Note 25)	(3,167)	(304)
Write-offs	820	1,522
Discontinued operations	6,748	(3,450)
Derecognised on disposal of SLR	4,049	—
Translation difference	(3,000)	830
As at 31 March	(6,226)	(11,676)
The information about the credit exposures is disclosed in Note 30.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
11.   Trade receivables (continued)
As at 31 March 2023 and 31 March 2022 the aging analysis of trade receivables is, as follows:
		Days past due
	Total	Current	<30 days	30 – 60 days	61 – 90 days	91 – 180 days	>181 days
As at 31 March 2023	343,065	226,946	46,852	23,005	14,724	14,843	16,695
As at 31 March 2022	274,308	207,178	34,067	16,836	5,951	5,253	5,023

12.
Other taxes receivable

The balance of Other taxes receivable mainly includes withholding tax (WHT), value-added tax (VAT) and similar turnover taxes arising from the Group’s trade activities in various countries. Normally, these tax balances are utilized by the Group within one year from the date when they arose provided that all criteria for the utilization is met.
As at 31 March 2023 the decrease of Other taxes receivable is mainly due to the disposal of SLR.
13.   Loans issued
Loans issued were as follows at 31 March 2023 and 31 March 2022:
	31 March 2023	31 March 2022
Long-term loans issued to related parties (Note 34)	2,957	52
Other long-term loans	13,305	3,151
Total long-term	16,262	3,203
Short-term loans issued to related parties (Note 34)	7,545	16,684
Other short-term loans	75	1,112
Interest receivable from third party	753	551
Interest receivable from related party	361	67
Total short-term	8,734	18,414
	24,996	21,617
In August 2021 the Group provided a long-term EUR-denominated loan bearing interest rate of 6% per annum with a maturity on 3 August 2024 to a third party. In October 2022 additional tranche was granted in the amount of $694 at the same conditions. The nominal value of the loan issued is equal to the carrying value of $2,904 and $2,195 as at 31 March 2023 and 31 March 2022 respectively. At the date of issue of the consolidated financial statements the loan was not fully paid.
In March 2022 the Group provided a short-term RUR-denominated loan bearing interest rate of 15% per annum with a maturity on 23 June 2022 to a related party for the purpose of participation in the auction in order to purchase rights of claim to NFH debts. The nominal value of the loan issued is equal to the carrying value of the loan of $15,839 as at 31 March 2022. The loan was partly repaid in the year ending 31 March 2023 in the amount of $9,044. The remaining part of the loan amounting to $10,779 (at the exchange rate as at the transaction date) plus accrued interest of $396 was offset against the acquisition of NFH Group (Note 5 (a)).
In June 2022 the Group acquired Eurobonds from Garage Italia Finance S.a r.l. with nominal value $5,099, interest rate of 4,5% with a maturity date on 13 December 2028. In October 2022 the Group also provided the loan to Garage Italia Finance S.a r.l. to acquire Eurobonds of Digital Knight Finance SarL with

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
13.   Loans issued (continued)
nominal value $4,539, interest rate of 4,5% and a maturity date on 17 February 2027. The Group holds Eurobonds in order to collect contractual cash flows therefore they were recognised as other long-term loans issued.
In connection with the disposal of Softline Russia, a part of loans issued was also disposed in the amount of $24,975 and part of intercompany loans issued were reclassified to the loans issued to related parties in the amount $7,297. For more details please refer to Note 5 (c).
The detailed information on related party transactions is also disclosed in Note 34.
14.   Cash and cash equivalents
Cash and cash equivalents were as follows at 31 March 2023 and 31 March 2022:
	31 March 2023	31 March 2022
Short-term deposits	43,589	14,726
Cash in banks, including	91,034	314,249
In Russian rubles	256	47,510
In USD	10,329	144,972
In other currencies	80,449	121,767
Cash on hand	245	239
Cash equivalents	52	112
Restricted cash	1,375	4,745
	136,295	334,071
Restricted cash is mainly presented by fixed deposits in India as a guarantee for trade agreements.
In connection with the disposal of Softline Russia, a part of cash and cash equivalents was disposed in the amount of $41,951 (Note 5 (c)).
15.   Advances issued and other current assets
Advances issued and other current assets were as follows at 31 March 2023 and 31 March 2022:
	31 March 2023	31 March 2022
Advances issued to suppliers and subcontractors	16,338	35,268
Advances issued and other current assets to related parties (Note 34)	6,966	1,127
Deferred expenses	4,634	2,777
	27,938	39,172

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
16.   Share capital and other components of equity
Number of shares issued as at:
	31 March 2023	31 March 2022 (restated*)
Ordinary shares	238,848,215	231,775,745
Total number of issued shares	238,848,215	231,775,745
Shares issued but not fully paid	101,816,897	101,816,897
Shares issued and fully paid	137,031,318	129,958,848
Total number of issued shares	238,848,215	231,775,745
Nominal value per share, US dollars	0.00023647	0.00018741
Total issued share capital, US dollars	56,480	43,438

*
The number of issued shares as at 31 March 2022 has been adjusted retrospectively to take into account the effect of bonus issuance performed during the year ended 31 March 2023.

In April 2021 the Group increased its share in Lagembor from 67% to 100% in exchange for cash consideration of $2,707 and 4,278 Noventiq Holdings PLC’s Series A Redeemable Preferred Shares of $0,01 each, issued by the Company as part of the deal between Noventiq Holdings PLC, Lagembor, Zubr and Softline Group Inc. Fair value of shares transferred approximated the nominal value.
This led to the raise in the amount of share capital by $0.05 and the reduction in the amount of other components of equity by $2,476. In July 2021 the Company distributed and paid dividends in the amount of $567 to Zubr (99.47 US dollars per share owned by Zubr) as a part of the aforementioned deal.
By the resolution of the shareholders of the Company dated 17 June 2021 1,426 ordinary shares of 0.01 US dollars each were converted into 1,426 Series A non-redeemable preferred shares of 0.01 US dollars each.
By the resolution of the shareholders of the Company dated 26 July 2021 2,814 ordinary shares of 0.01 US dollars were issued and allotted out of the authorised share capital.
By the resolution of the shareholders dated 23 August 2021 the authorised share capital of the Company was sub-divided into 125,634,000 ordinary shares of 0.00001 US dollars each, 11,504,000 Series A redeemable preferred shares of 0.00001 US dollars each and 36,451,000 Series A non-redeemable preferred shares of 0.00001 US dollars each. The issued share capital of the company was sub-divided into 98,752,000 ordinary shares of 0.00001 US dollars each, 11,068,000 Series A redeemable preferred shares of 0.00001 US dollars each and 17,864,000 Series A non-redeemable preferred shares of 0.00001 US dollars each.
By the resolution of the shareholders of the Company dated 8 September 2021 320,002 ordinary shares of 0.00001 US dollars each were issued and allotted out of the authorised share capital.
By the resolution of the shareholders of the Company dated 13 September 2021 Series A preferred shares were converted into ordinary shares of 0.00001 US dollars each. Following the conversion, the total authorised share capital of the Company became equal to 1,735.89 US dollars divided into 173,589,000 ordinary shares of 0.00001 US dollars each. The issued share capital of the Company became equal to 1,280.04002 US dollars divided into 128,004,002 ordinary shares of 0.00001 US dollars each. No preferred shares were outstanding as at 31 March 2023 or 31 March 2022.
By the resolution of the shareholders of the Company dated 29 September 2021 245,000 ordinary shares of 0.00001 US dollars each were issued and allotted out of the authorised share capital.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
16.   Share capital and other components of equity (continued)
By the resolution of the shareholders of the Company dated 30 September 2021 2,904,455,101 ordinary shares of 0.00001 US dollars each were issued and allotted out of the authorised share capital. Authorised share capital was increased to the total amount of 118,234.99747 US dollars divided into 11,823,499,747 ordinary shares of 0.00001 US dollars each. Further the authorised share capital of the Company was consolidated and divided into 500,000,000 ordinary shares of a nominal value 0,00023647 US dollars each. The issued share capital of the Company was consolidated and divided into 128,249,000 ordinary shares of a nominal value 0,00023647 US dollars each.
By the resolution of the shareholders of the Company dated 2 October 2021 2,110,500 ordinary shares of 0,00023647 US dollars each were issued and allotted out of the authorised share capital.
Thus, the issued share capital of the Company was increased by the total amount of 29,620.19 US dollars from 1 April 2021 until 31 October 2021.
On 1 November 2021 the Company completed Initial public offering (IPO) and issued 53,333,334 ordinary shares with nominal value of 0.00023647 US dollars each for a total price of 7.50 US dollars per share to be traded in the public market, increasing the issued share capital by 12,611.73 US dollars. Gross income from IPO in the amount of $399,987 was recognised as the Share premium.
IPO-related costs in the amount of $31,413 were recognised as a reduction of the Share premium. Transaction costs related to the listing of existing shares in the amount of $30 were recognised as an expense in the Consolidated statement of profit or loss and other comprehensive income (loss).
By the resolution of the shareholders of the Company dated 25 October 2022, as a compensation for the Demerger, the Company issued bonus shares to the current shareholders at a ratio of 0.6066 bonus shares for each ordinary share for nil consideration. Mr. Igor Borovikov and SGI Limited (an entity controlled by Mr. Igor Borovikov) waived their entitlement to the bonus shares. As the result 48,082,911 ordinary shares of 0.00023647 US dollars each were issued and allotted out of the authorised share capital, each deemed to carry a premium of 0.09575293 US dollars, increasing the issued share capital by 11,370.12 US dollars and share premium by $4,604.
By the resolution of the Board of Directors of the Company dated 16 February 2023, 7,072,470 ordinary shares of 0.00023647 US dollars each were issued and allotted out of the authorised share capital to Softline Holding PLC Employee Benefit Trust (Cyprus Trust) and Softline Holding PLC Employee Benefit Trust (Mauritian Trust) as part of long-term incentive plan, increasing the issued share capital by 1,672.43 US dollars.
The total authorised share capital of the Company as at 31 March 2023 was equal to 118,235 US dollars divided into 500,000,000 ordinary shares of 0.00023647 US dollars each.
The issued share capital of the Company as at 31 March 2023 was 56,480.44 US dollars divided into 238,848,215 ordinary shares of 0.00023647 US dollars each.
Treasury shares
Treasury shares as at 31 March 2022 were reduced by $580 due to their transfer to other reserves within the equity as a result of realised long-term incentive (LTI) options by the employees of the Group for 108,755 ordinary shares of the Company with nominal value of 0.00023647 US dollars each in March 2022.
During the year ended 31 March 2023 the Group repurchased 4,506,964 ordinary shares of the Company with nominal value of 0.00023647 US dollars each traded in the public market for total consideration of $4,914 (the year ended 31 March 2022: 132,188 ordinary shares of 0.00023647 US dollars each for the total consideration of $6,371) to be used in the long-term incentive program for the employees of the Group (Note 17).

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
16.   Share capital and other components of equity (continued)
As the result of disposal of SLR (Note 5 (c)), the Group disposed of 707,269 treasury shares with nominal value of 0,00023647 US dollars each, previously owned by Russian subsidiaries of the Group. As the result the total value of Treasury shares of the Group reduced by $4,088.
As the result of bonus issuance of shares on 25 October 2022, the Group received 2,925,709 ordinary shares of the Company with nominal value of 0.00023647 US dollars each and total value of $281.
As the result of issuance of shares to Cyprus Trust and Mauritian Trust on 16 February 2023, the total value of Treasury shares of the Group increased by 1,672.43 US dollars.
Disposal and liquidation of subsidiaries
In October 2022 the Group sold SLR to the Founder of the Group. This transaction led to reduction in the equity attributable to the shareholders of the Company by $308,986 and reduction in the non-controlling interest by $381. For more details on the disposal of subsidiaries during the year ended 31 March 2023 please refer to Note 5 (c).
During the year ended 31 March 2022 the Group disposed a number of subsidiaries for the nominal consideration to the related parties. These transactions led to the reduction in the equity attributable to the shareholders of the Company by $37,684 and reduction in the non-controlling interest by $78. Please refer to Note 5 (d) for more details.
Other reserves
Other reserves were comprised of the following at 31 March 2023 and 31 March 2022:
Other reserves
1 April 2021	(23,190)
Acquisition of non-controlling interest in Lagembor	(2,476)
Share-based payments (Note 17)	9,563
LTI options realised	(580)
Other	(507)
31 March 2022	(17,190)
Acquisition of non-controlling interest in SAGA Group and SoftLineBel	(4,061)
Share-based payments (Note 17)	(484)
Other	1,840
31 March 2023	(19,895)
During the year ended 31 March 2023 the Group purchased a 10% minority interest in SAGA Group for a cash consideration of $2,246 and a 30% minority interest in SoftLineBel LLC for a cash consideration of $1,815. The cash consideration paid was recognized as other reserves in the statement of changes in equity.
As the result of disposal of Softline Russia (Note 5 (c)), the Group has reclassified other reserves accumulated in previous years, related to the Russian subsidiaries, in the amount of $1,840 to Retained earnings.
Other components of equity
Other components of equity consist primarily of the revaluation of the equity instrument designated at fair value through other comprehensive income and share in other comprehensive income of a joint venture (refer to Note 8).

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
17.   Share-based payments
During the year ended 31 March 2018 the Group implemented long term incentive plan for its key personnel (“the Participants”) defined by the Board. Under the Incentive plan Rules the Group entered into option agreements with employees for the granting of options (“the Option”) over specified number of shares, defined in accordance with participation level. The options are net equity settled based on the difference between the share price and the exercise price and number of option shares exercised.
Following the share capital reconstruction in August 2021 (Note 16), the number of options were split accordingly.
To meet its obligation to employees under the option program, the Group initiated buy-back of its shares from the organised securities market in amount of up to 10% of its issued share capital as per the maximum allowance under the Cypriot law. The program would be financed through the Group’s operations and would not impact the Group investment strategy (Note 16, Treasury shares).
Granting of the options is anticipated in several stages. Options shall vest after three years from the date of grant subject to continuing service and, for some options, performance conditions.
Options may only be exercised to the extent that it has vested and after the earliest of the following to occur:
i.
An IPO;

ii.
A Qualifying Sale;

iii.
The equity value (EV) reaches $500,000 following a Sale.

A Qualifying Sale means a Sale where the EV attributed to the Group is not less than $500,000, and a Sale means either a person obtaining controlling interest in the Group or a merger between the Group and another entity or entities which results in the existing shareholders of the Group cease to control the merged entity or entities upon such merger.
In October 27, 2021 The Group went through an IPO and started trading on the London Stock Exchange with a secondary listing in Moscow. Thus, one of the performance conditions, making the options exercisable, was met. As a result of this, the Group approved a share split at a ratio of 1,000 to 1, the number of Options was changed accordingly using the ratio 9.35.
In October 2022, the Group completed the separation of SLR (Note 5 (c)). In this regard some changes have been made to the Option Agreement: an employee of the Group had the opportunity to retain Options on shares of the Group or to cancel current Options and receive Options on shares of SLR in return. This led to the recognition of $484 income due to the partial cost reversal of previously accrued expenses for those forfeited options which were not exercisable at the date of split.
The Group recognises expense in the Consolidated statement of profit or loss and comprehensive income on a straight-line basis for each vesting tranche. The total income/(expense) recognised for the year ended 31 March 2023 and 31 March 2022 based on the grant date fair values of the awards expected to vest was $484 and $(9,563) accordingly (Note 16).
Unvested compensation expense related to share-based payment as at 31 March 2023 and 31 March 2022 was nil.
The fair value of the Option was estimated on the date of each grant by using the Black-Scholes-Merton option valuation model for call options based on the following assumptions:

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
17.   Share-based payments (continued)
Valuation date	27 September 2021	21 September 2021	21 September 2021
Share price	2.11	2.11	2.11
Exercise price of an option	0.00	1.12	1.12
Number of periods to Exercise in years	0.93	1.43	2.10
Compounded risk-free Interest rate	0.08%	0.13%	0.20%
Standard deviation (annualised)	30.01%	30.39%	30.56%
The expected volatility used was based on the historical volatility of the share price of the peers over a period equivalent to the expected life of the option prior to its date of grant.
The risk-free interest rate was based on the yields available on US Treasury 30 years government bonds as at the date of grant.
Below is the schedule of options as at 31 March 2023 and 2022 in pieces:
	Granted	Exercised	Forfeited	Outstanding	Exercisable
For the year ended 31 March 2022
Number of the options	15,575,112	(143,880)	(28,530)	16,299,622	14,976,464
Weighted average exercise price of the options	0.59	1.12	1.12	0.61	0.57
For the year ended 31 March 2023
Number of the options	5,611,851	(51,616)	(7,133,381)	14,726,476	14,726,476
Weighted average exercise price of the options	0.47	1.12	0.8	0.47	0.47
The weighted average remaining contractual life for the options outstanding as at 31 March 2023 was the following:
Grant date	30.06.2017	21.09.2018	27.09.2018	06.11.2018	10.07.2019	31.12.2019	01.01.2020	21.09.2021	27.09.2021
Weighted average contractual life (in years)	5.17	3.94	3.93	3.82	3.48	3.25	3.25	1.77	0.93
The weighted average fair value of options granted during the year ended 31 March 2022 was $4,017. No options were granted during the year ended 31 March 2023.
The weighted average share price at the date of exercise was 1.91 US dollars in the year ended 31 March 2023 (3.15 US dollars in the year ended 31 March 2022).
During the year ended 31 March 2023, no options were granted to the key management personnel (3,776,523 options granted in the year ended 31 March 2022 having a fair value on grant of $7,802, see Note 34).

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
18.   Interest bearing borrowings and loans
Interest bearing borrowings and loans were as follows at 31 March 2023 and 31 March 2022:
	Effective interest rate	Maturities of debt	31 March 2023	31 March 2022
In RUR
Bonds	9.19 – 12.29%	December 2023	—	74,424
Sberbank	6.74%	February 2023	—	23,785
Corporate lenders	14.6%	on demand –	1,689	77
Corporate lenders (related parties)	7%	October 2023 – January 2024	5,192	196
In EUR
International Investment bank	EURIBOR+3,25%	on demand	13,575	12,478
SIA Citadele leasing & Factoring	5.00%	June 2023	34	1,166
OTP Bank	EURIBOR+1.45%	April 2022	—	705
JSC Development Finance Institution Altum	2.90%	September 2023	204	680
Raiffeisen Bank	EURIBOR+ 1.00 – 2.5%	May 2023	641	206
Mirabank	2.7%	July 2023	143	—
Addiko Bank	3.4%	October 2024	261	—
Commerzbank	3.75%	On demand	426	—
Corporate lenders	4%	On demand	286	—
Corporate lenders (related parties)	7%	December 2023	2,175
In USD
BANCO CITIBANK S.A.	4.46%	June 2023	—	8,018
BBVA	5.75 – 6.15%	May 2023 – August 2026	540	391
BAC SAN JOSE	4.50%	June 2022	—	280
Bac Credomatic	8%	January 2024	124	—
Banks and financial institutions	1.00 – 9.00%	On demand	77	79
Corporate lenders (related parties)	9-11%	June 2023	136	1,390
In INR
Hewlett Packard Financial Services (India) Pvt Ltd	9.75 – 11.74%	August 2023 – February 2026	4,243	3,781
Tata Capital Finance Serivce Ltd.	10.00 – 11.00%	May 2023 – June 2028	3,998	3,093
DBS Bank	0.00%	July 2023	2,012	2,095
ICICI BANK	I-CLR6M+1.00%	July 2022	—	1,762
AXIS BANK	3M MCLR+1.20% – 11.75%	On demand – November 2024	9,794	1,844
HDFC Bank	8.60%	May 2023 – September 2023	3,008	1,679

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
18.   Interest bearing borrowings and loans (continued)
	Effective interest rate	Maturities of debt	31 March 2023	31 March 2022
Kotak Bank	9.1%	September 2023	974	—
Cisco Capital	11%	August 2024	242	—
Standard Chartered bank	9.95 – 12%	August 2024	1,929	—
Corporate lenders	8.00%	On demand – February 2024	8	71
In COP
Banks and financial institutions	IBR + 6.25% – 7.05%	February 2024	69	38
In other currencies
Banks and financial institutions	0 – 14%	May 2023	42	167
	31 March 2023	31 March 2022
Long-term borrowings	5,298	49,197
Short-term borrowings and current portion of long-term debt	39,021	87,622
Short-term borrowings and current portion of long-term debt (related parties)	7,503	1,586
Total	51,822	138,405
The Group has a number of agreements with banks and corporate lenders on using revolving credit lines and overdrafts in case of necessity to raise additional funds for working capital:
•
EUR-denominated credit line in the International Investment Bank (“IIB”), in the total amount of $13,575 with an interest rate of EURIBOR+ 3.25% (see further detail below) and maturity date in December 2027;

•
INR-denominated overdrafts and credit facilities in Axis Bank in India, in the total amount of $9,794 with fixed and floating interest rates that are determined separately for each tranche;

•
INR-denominated loans from corporate lenders in India, in the total amount of $8,408 with interest rates of 9.75% to 11.75% determined separately for each tranche; and

The unused portion under all credit facilities as at 31 March 2023 was equal to $39,497 (as at 31 March 2022: $151,362).
In connection with disposal of SLR (Note 5 (c)) a part of borrowings (including RUR-denominated bonds) was also disposed in the amount $196,224 and part of intercompany borrowings were reclassified to borrowings from related parties in the amount $21,018 thousand dollars. Later it was partly repaid, outstanding amount is $7,503 as at 31 March 2023 (Note 34).
The Group’s loan agreements with banks and financial institutions contain a number of covenants and restrictions, which include, but are not limited to, financial ratios, maximum amount of debt, minimum amount of EBITDA and certain default provisions. Covenant breaches if not waived generally permit lenders to demand accelerated repayment of principal and interest.
The Group’s Credit Agreement with IIB contains financial covenants that require compliance with leverage ratio (the ratio of net debt to last twelve months adjusted consolidated EBITDA) and a minimum interest coverage ratio (the ratio of last twelve-month consolidated EBITDA to Net Finance Cost), in each case tested on the last day of each fiscal quarter. Credit Agreement with IIB requires Group to maintain leverage ratio below 3.0 and an interest coverage ration not less than 2 to 1.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
18.   Interest bearing borrowings and loans (continued)
As at 31 March 2023, due to the disposal of SRL, the Group’s interest coverage ratio decreased below the threshold required by the IIB. The credit agreement with the IIB also contains various customary events of default, including with respect to a change of control and guarantors cover, which the Group did not undertake as at 31 March 2023 because of the Separation.
As a result of the breach of the covenants, the IIB is contractually entitled to request immediate repayment of the outstanding loan in a full amount. The outstanding balance is presented as a current liability as at 31 March 2023, and the IIB had not requested early repayment of the loan as at the date of when these consolidated financial statements were approved by the Board of Directors.
Moreover, in April 2023, the US Department of Treasury’s Office of Foreign Assets Control added the IIB to its List of Specially Designated Nationals and Blocked Persons (the SND List). The Group has suspended all payments to the IIB following its addition to the SND List.
Other than as described above, the Group was in compliance with all of the restrictive financial covenants as at 31 March 2023. As at 31 March 2022 the Group was in compliance with all Group’s restrictive financial covenants.
As at 31 March 2023 and 31 March 2022 the Group has no pledged assets, except for those disclosed in Note 6.
19.   Trade and other payables
Trade and other payables were as follows at 31 March 2023 and 31 March 2022:
	31 March 2023	31 March 2022
Trade payables	347,764	265,576
Payables to employees	20,443	17,825
Provision for unused vacation	5,286	8,753
Provisions/accrued expenses	4,972	1,700
Payables for non-current assets	295	1,489
Payables to related parties (Note 34)	10,772	663
Other payables	12,812	14,458
	402,344	310,464
Terms and conditions of the above financial liabilities described above:
(a)
Trade payables are non-interest bearing and are normally settled on 30-day terms;

(b)
Other payables are settled on 30-day terms.

The detailed information on related party transactions is also disclosed in Note 34.
20.   Other long-term liabilities
Other long-term liabilities were as follows at 31 March 2023 and 31 March 2022:
	31 March 2023	31 March 2022
Deferred income	3,813	5,289
Long-term sublease liabilities	—	2,035
Other	2,556	732
	6,369	8,056

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
20.   Other long-term liabilities (continued)
In October 2021 the Group appointed the Bank of New York Mellon as depositary. According to the agreement the depositary is obliged to pay to the Group a regular compensation to share income received from brokerage operations. The first payment was received during the year ended 31 March 2022 in net amount of $7,380 (gross compensation of $7,853 less withholding income tax equal to $473). During the year ended 31 March 2022 the net compensation was capitalised as deferred income in the Consolidated statement of financial position. As at 31 March 2023 long-term part of deferred income was recognised as other long-term creditors in the amount $3,813 (year ended 31 March 2022: $5,289) and short-term part in the amount of $1,476 (year ended 31 March 2022: $1,476) recognised as trade and other payables. Part of remuneration related to the year ended 31 March 2023 in the amount of $1,476 (year ended 31 March 2022: $615) was recognised as other income in the Consolidated statement of profit or loss and comprehensive income (loss).
As at 31 March 2023 the settlement of long-term sublease liabilities associated with the disposal of SLR (Note 5 (c)).
21.
Leases

The Group leases vehicles, server equipment and office premises.
Set out below are the carrying amounts of lease liabilities and the movements during the period:
	Year ended 31 March 2023	Year ended 31 March 2022
As at 1 April	10,369	14,782
Additions	19,248	6,371
Acquisition of subsidiaries (Note 5(a), 5(b))	5,653	296
Reclassification	—	(2,035)
Accretion of interest	1,884	1,144
Disposal	(944)	(2,380)
Payments	(8,863)	(6,767)
Discontinued operations (Note 5(c))	(12,925)	—
Exchange difference	2,131	207
Translation difference	(108)	(1,249)
As at 31 March	16,445	10,369
Current	4,502	4,495
Non-current	11,943	5,874
The maturity analysis of lease liabilities is disclosed in Note 30.
The Group cannot readily determine the interest rate implicit in the operating lease contracts, therefore, it uses the rate of interest that is implied under the Group long-term loans and equals from 5,75% per annum to 11% per annum (Note 18), which corresponds to the terms and amounts of right-of-use assets financing.
Average effective interest rate is about 11% (year ended 31 March 2022: 14%). The average lease term is 42 months (year ended 31 March 2022: 36 months).
Set out below are the carrying amounts of right-of-use assets recognised and the movements during the period:

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
21.
Leases (continued)

	Equipment and vehicles	Office premises	Total
Cost
1 April 2021	11,890	15,292	27,182
Additions	1,476	3,999	5,475
Acquisition of subsidiaries (Note 5(b))		296	296
Disposals	(593)	(2,983)	(3,576)
Translation difference	(981)	(1,286)	(2,267)
31 March 2022	11,792	15,318	27,110
Additions	1,841	17,407	19,248
Acquisition of subsidiaries (Note 5(a))	380	5,273	5,653
Disposals	(5,322)	(1,989)	(7,311)
Discontinued operations (Note 5(c))	(8,914)	(19,314)	(28,228)
Translation difference	2,497	3,371	5,868
31 March 2023	2,274	20,066	22,340
Accumulated depreciation
1 April 2021	(7,568)	(5,863)	(13,431)
Depreciation charge	(1,364)	(4,330)	(5,694)
Disposals	582	1,914	2,496
Translation difference	750	721	1,471
31 March 2022	(7,600)	(7,558)	(15,158)
Depreciation charge	(948)	(5,203)	(6,151)
Disposals	5,391	1,107	6,498
Discontinued operations (Note 5(c))	4,336	7,972	12,308
Translation difference	(2,339)	(1,782)	(4,121)
31 March 2023	(1,160)	(5,464)	(6,624)
Net book value
At 01 April 2021	4,322	9,429	13,751
At 31 March 2022	4,192	7,760	11,952
At 31 March 2023	1,114	14,602	15,716
The Group also has leases of vehicles with lease terms of 12 months or less. The Group applies the ‘short-term lease’ exemption for these leases and shows lease cost as operating expenses in the Consolidated statement of profit or loss and comprehensive income.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
21.
Leases (continued)

The following are the amounts recognised in profit or loss in relation to continuing operations:
	Year ended 31 March 2023	Year ended 31 March 2022
Depreciation expense of right-of-use assets	4,209	1,525
Interest expense on right-of-use assets	1,141	163
Expenses relating to exempt short-term leases	1,490	2,245
Total amount recognised in profit or loss	6,840	3,933
The Group had total cash outflows for leases of $8,863 during the year ended 31 March 2023 ($6,767 for the year ended 31 March 2022).
The Group did not have lease contracts with variable payments and termination options.
The Group did not have leases not yet commenced to which the lessee is committed.
22.   Long-term tax payable
In 2016 Brazil negotiated with tax authorities entering the program of restructuring federal tax debt, which consisted of debt on sales tax and profit tax payable, penalty and interest. On 31 May 2017 Federal Fiscal Authority approved an agreement of Federal debt instalment.
According to this program 20% of the debt is paid in 5 equal instalments from August to December 2017, the rest is paid in 145 equal instalments starting from January 2018 till January 2030. The program provided the discount of $917 of interest and penalty accrued during the reporting period and accumulated in previous periods.
The principal amount of the tax debt as at 31 March 2023 in local books amounted to $5,682(as at 31 March 2022: $5,682). During the year ended 31 March 2022 the Group recognised the unwinding of the discount of the long-term part of the tax debt in the amount of $127 (for the year ended 31 March 2021: $129). The long-term part of the tax debt was classified as long-term tax payable and amounted to $794 as at 31 March 2022 (31 March 2021: $939).
Below is the breakdown of the carrying amount of debt:
	31 March 2023	31 March 2022
Principal amount of debt	5,682	5,682
Penalties and fines discount	(917)	(917)
Discount on the long-term portion of the debt	(901)	(1,028)
Translation difference	(3,012)	(2,323)
Carrying amount of debt	852	1,414
Long-term tax payable	794	939
Other payables	58	475

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
23.   Revenue from contracts with customers
Set out below is the disaggregation of the Group’s revenue from contracts with customers:
31 March 2023	RoE	EMEA	LATAM	APAC	HQ and ICO elimination	Total
Sales of services	68,351	57,348	8,346	36,963	(3,409)	167,599
Sales of software and cloud	20,032	48,609	16,520	33,859	1,359	120,379
Sales of hardware	41,926	32,140	6,618	33,787	(684)	113,787
Total	130,309	138,097	31,484	104,609	(2,734)	401,765
31 March 2022 (restated)	RoE	EMEA	LATAM	APAC	HQ and ICO elimination	Total
Sales of services	27,537	27,137	7,700	19,085	(1,415)	80,044
Sales of software and cloud	22,422	67,509	13,136	23,022	156	126,245
Sales of hardware	19,877	4,824	4,020	13,771	(1,055)	41,437
Total	69,836	99,470	24,856	55,878	(2,314)	247,726
58% of revenue from the continuing operations recognised during the year ended 31 March 2023 (68% — during the year ended 31 March 2022) was recognised by the Group at a point in time, and the remaining portion of revenue was recognised over time.
Historically, in addition to its own active efforts the Group has benefited from the sales and marketing drive that has been generated by Microsoft sales representatives in the second quarter of the calendar year leading up to Microsoft’s financial year end on 30 June. Sales in the third quarter of the calendar year tend to be lower than other quarters due to the general reduction in activity resulting from summer holiday schedules. In the fourth quarter of the calendar year, the Group typically experiences higher sales as many customers complete their IT purchases in advance of their fiscal year. In the year ended 31 March 2023 15.2% (year ended 31 March 2022: 20.0%) of revenue arises from sales of Microsoft products.
A contract asset is the right to consideration in exchange for goods or services transferred to the customer. The Group usually does not have significant contract assets
A contract liability is the obligation to transfer goods or services to a customer for which the Group has received consideration (or the amount of consideration is due) from the customer. If a customer pays consideration before the Group transfers goods or services to the customer, a contract liability is recognised when the payment is made or the payment is due (whichever is earlier). Contract liabilities include short-term advances received to deliver software products or to render services. The balance of contract liabilities as of 31 March 2021 was $37,852. All contract liabilities as at 31 March 2021 were recognised as revenue in the year ended 31 March 2022. All contract liabilities as at 31 March 2022 were recognised as revenue in the year ended 31 March 2023.
24.   Cost of sales
Set out below is the disaggregation of the Group’s cost of sales:
	Year ended 31 March 2023	Year ended 31 March 2022 (restated)
Cost of services	95,424	40,740
Cost of hardware	94,483	34,406
Cost of software and cloud	35,716	55,837
	225,623	130,983

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
24.   Cost of sales (continued)
The comparative figures for the cost of sales were increased by $29,895 due to reclassification of personnel costs associated with delivery services from the selling, general and administrative expenses to the cost of sales as described in Note 2.
25.   Selling, general and administrative expenses
Average number of employees of continuing business during the year ended 31 March 2023 amounted to 4,701 (the year ended 31 March 2022: 7,947 employees including SLR and 2,564 employees of continuing business).
Selling, general and administrative expenses for the years ended 31 March 2023 and 31 March 2022 was comprised of the following:
	Year ended 31 March 2023	Year ended 31 March 2022 (restated)
Compensation to employees	97,681	60,170
Depreciation and amortisation	16,857	10,232
Payroll taxes	10,254	11,401
Legal services	8,575	7,418
Professional services	4,749	2,071
Non-income taxes	4,529	2,053
Business trips	3,117	930
Expected credit losses	3,167	304
Licenses, certificates	2,733	1,634
Bank, payments and other related commissions	2,586	2,830
Advertising and marketing expenses	2,251	1,197
Training and entertainment expenses	2,151	974
Short-term lease	1,528	2,230
Maintenance	1,385	702
Materials	1,354	903
Office maintenance costs	1,352	1,556
Transportation expenses	1,012	415
Communication expenses	972	517
Repairs	960	578
Audit, other assurance and non-audit services	945	450
IPO gifts and celebration	—	1,044
Other expenses	2,468	749
	170,626	110,358
Audit fees related to the statutory audit of the Company and its subsidiaries for the year ended 31 March 2023 amounted to $145 (the year ended 31 March 2022: $435). Tax advisory fees for the year ended 31 March 2023 amounted to $739 (the year ended 31 March 2022: $739).
Personnel costs associated with delivery services presented as selling, general and administrative expenses in the year ended 31 March 2022 have been reclassified from selling, general and administrative expenses to cost of sales as described in Note 2.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
26.   Other operating income
Other operating income for the years ended 31 March 2023 and 31 March 2022 was comprised of the following:
	Year ended 31 March 2023	Year ended 31 March 2022 (restated)
Reversal of accounts payable	(1,771)	(771)
Penalties received	(460)	(36)
Dividend income	(1)	—
Other income	(2,251)	(1,428)
	(4,483)	(2,235)
27.   Other operating expenses
Other operating expense for the years ended 31 March 2023 and 31 March 2022 was comprised of the following:
	Year ended 31 March 2023	Year ended 31 March 2022 (restated)
Impairment losses (Note 9)	19,757	8,705
Penalties paid	1,782	548
Result on disposal of assets	84	122
Other expenses	696	325
	22,319	9,700
Penalties paid includes $1,526 of tax penalties for the year ended 31 March 2023, refer to Note 32 (the year ended 31 March 2022: 438$).
28.   Finance costs
Finance costs for the years ended 31 March 2023 and 31 March 2022 was comprised of the following:
	Year ended 31 March 2023	Year ended 31 March 2022 (restated)
Interest on borrowings	4,400	6,242
Interest expense on right-of-use assets	1,884	1,144
Factoring fees	366	845
Other finance expenses	3,886	191
Interest expense	10,536	8,422
Amortisation of financial instruments, net	9,223	3,424
Finance costs	19,759	11,846
During the year ended 31 March 2023 the Group recognised amortisation of a discount attributable to contingent consideration for continuing operations in the amount of $7,551 (year ended 31 March 2022: $2,154) and attributable to deferred consideration for continuing operations in the amount of $1,302 (year ended 31 March 2022: $1,396). For more information please refer to Note 31.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
29.   Income tax
India
The Group’s subsidiaries and associates incorporated in India are subject to corporate income tax at the rate of 25% applied to their taxable income.
The Russian Federation
The Group’s subsidiaries and associates incorporated in the Russian Federation were subject to corporate income tax at the standard rate of 20% applied to their taxable income.
Cyprus
The Group’s subsidiaries and associates incorporated in Cyprus are subject to a 12.5% corporate income tax applied to their worldwide income. Dividend income is tax exempt.
Tax rates applicable to ordinary income in other significant tax jurisdictions are as follows: Brazil —  34%, Colombia — 35%, Argentina — 30%, Peru — 29.5%, Chile − 27%, Malaysia — 24%, Vietnam and Thailand — 20%, Germany — 15%.
	Year ended 31 March 2023	Year ended 31 March 2022
Current income tax	5,518	3,721
Deferred tax
Relating to origination and reversal of temporary differences	(1,410)	(3,210)
Income tax expense reported in the statement of profit or loss and other comprehensive income (loss)	4,108	511
Deferred income tax as at 31 March 2023 and 31 March 2022:
	Consolidated statement of financial position		Consolidated statement of profit or loss and other comprehensive income (loss)
	As at 31 March 2023	As at 31 March 2022	Year ended 31 March 2023	Year ended 31 March 2022
Deferred tax assets/(liabilities) arising from
Tax loss carry forward	6,408	8,709	(676)	3,259
Accrual for unused vacation	862	1,394	333	191
Intangible assets	(9,060)	(5,777)	1,622	166
Allowance for expected credit losses	1,809	2,099	(854)	248
Stock valuation allowance	482	44	741	(18)
Property and equipment	(600)	(1,428)	(280)	(874)
Accruals	624	243	(109)	41
Leases	119	104	360	(137)
Loans payable valuation	(223)	(459)	(312)	(108)
Loans receivable valuation	—	(93)	—	—
Revaluation of financial assets	—	—	(14,431)	—
Other assets/(liabilities)	(24)	(16)	(46)	—
Deferred tax (expenses)/benefit			(13,652)	2,768
Net deferred tax assets	397	4,820
The Group recorded the effect of translation differences on deferred tax assets and liabilities of $968 in the year ended 31 March 2023 ($69 in the year ended 31 March 2022). The Group recognised deferred tax

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
29.   Income tax (continued)
assets of $1,189 and deferred tax liabilities of $6,524 as a result of business combinations (Note 5) in the year ended 31 March 2023 (deferred tax liability of $3,073 and deferred tax assets of $122 in the year ended 31 March 2022). The Group derecognised a deferred tax liability of $14,936 and deferred tax assets of $1,340 due to discontinued operations and recorded in the statement of profit or loss as part of discontinued operations deferred tax expense of $15,062 in the year ended 31 March 2023 (deferred tax expense $442 in the year ended 31 March 2022).
Reflected in statement of financial position as follows:
	As at 31 March 2023	As at 31 March 2022
Deferred tax assets	10,294	10,157
Deferred tax liabilities	(9,897)	(5,337)
Deferred tax assets, net	397	4,820
The majority of the Group’s operations take place in India (year ended 31 March 2022: Russian Federation), as a result, the reconciliation of tax expense and the accounting profit is reconciled to the Indian statutory tax rate for the year ended 31 March 2023 (for the year ended 31 March 2022: Russian Federation statutory tax rate):
	Year ended 31 March 2023	Year ended 31 March 2022
Accounting (loss) before tax from continuing operations	(30,334)	(8,417)
Profit before tax from discontinued operations	243,347	4,759
Accounting profit/ (loss) before income tax	213,013	(3,658)
Theoretical income tax expense/(benefit) at Noventiq’s prevailing tax rate 25% (year ended 31 March 2022 – 20%)	53,253	(732)
Reconciling items
Unrecognised deferred tax assets	1,544	2,982
Effect of different tax rates in other jurisdictions	2,693	916
Recognition of previously unrecognised deferred tax assets arising from tax loss carryforwards	(59)	(2,564)
Other non-taxable income	(37,996)	3,397
Income tax paid for the previous years	954	—
Other	—	(155)
Total income tax expense	20,389	3,844
Income tax expense reported in the statement of profit or loss	4,108	511
Income tax attributable to discontinued operations	16,281	3,333
Deferred tax assets have been recognised for subsidiaries in USA, Brazil, Peru, Colombia, Malaysia, Romania and Argentina.
In Brazil, tax losses incurred in one fiscal year may be carried forward indefinitely, but the amount of the carryforward that can be utilised is limited to 34% of taxable income in each carryforward year. Management’s assessment of the realization of deferred tax assets is based upon the weight of all available evidence, including factors such as the recent earnings history and expected future taxable income.
In the USA the loss generated in tax years ending before 1 January 2018 may be carried back two years and, if not fully used, carried forward 20 years. Net operating losses (NOLs) generated in tax years ending

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
29.   Income tax (continued)
after 31 December 2017 generally may not be carried back and must instead be carried forward indefinitely. However, the deduction for these NOLs is limited to 80% of taxable income (determined without regard to the deduction). In Argentina the loss can be carried forward up to five fiscal years; in Romania — up to seven fiscal years; in Colombia — up to twelve fiscal years. In Malaysia tax losses incurred in one fiscal year may be carried forward indefinitely.
The Group has $11,778 (31 March 2022: $6,138) of tax losses carried forward that relate to subsidiaries in Cyprus and UK that have a history of losses, do not expire, and may not be used to offset taxable income elsewhere in the Group. The subsidiaries neither have any taxable temporary differences nor any tax planning opportunities available that could partly support the recognition of these losses as deferred tax assets. On this basis, the Group has determined that it cannot recognise deferred tax assets related to these tax losses carried forward.
The Group offsets tax assets and liabilities if and only if it has a legally enforceable right to set off current tax assets and current tax liabilities and the deferred tax assets and deferred tax liabilities related to income taxes levied by the same tax authority.
The Group has no plan to distribute earnings of its subsidiaries in the foreseeable future. If relevant taxes were assessed on their distribution, the amount of tax as at 31 March 2023 would be $6,112 ($3,642 as at 31 March 2022).
30.   Financial risk management and policies
Fair value measurement
The following table provides the fair value measurement hierarchy of the Group’s assets and liabilities.
Fair value measurement hierarchy for assets as at 31 March 2023:
		Fair value measurement using
	Date of valuation	Total	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Assets measured at fair value:
Other non-current assets (options)	31 March 2023	758	—	—	758
Other current financial assets (listed equity investments)	31 March 2023	5,615	5,615	—	—
Other current financial assets (quoted debt instruments)	31 March 2023	3,291	—	3,291	—
Assets for which fair values are disclosed
Long-term loan issued	31 March 2023	13,305	—	—	13,305
Long-term loan issued related party	31 March 2023	2,957			2,957
Long-term deposit	31 March 2023	6,500	—	—	6,500
Total financial assets		32,426	5,615	3,291	23,520
There were no transfers between Level 1 and Level 2 during the year ended 31 March 2023.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
30.   Financial risk management and policies (continued)
Fair value measurement hierarchy for liabilities as at 31 March 2023:
		Fair value measurement using
	Date of valuation	Total	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Liabilities measured at fair value:
Other long-term creditors (options)	31 March 2023	6,369	—	—	6,369
Long-term contingent consideration for acquisitions	31 March 2023	51,480	—	—	51,480
Liabilities for which fair values are disclosed
Long-term borrowings − third parties	31 March 2023	5,298	—	—	5,298
Long-term deferred payments for acquisitions	31 March 2023	1,837	—	—	1,837
Long-term lease liabilities	31 March 2023	11,943	—	—	11,943
Total financial liabilities		76,927	—	—	76,927
There were no transfers between Level 1 and Level 2 during the year ended 31 March 2023.
Fair value measurement hierarchy for assets as at 31 March 2022:
		Fair value measurement using
	Date of valuation	Total	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Assets measured at fair value:
Other non-current assets (options)	31 March 2022	812	—	—	812
Equity investment at FVOCI	31 March 2022	62,173	62,173	—	—
Assets for which fair values are disclosed
Long-term loan issued	31 March 2022	3,151	—	—	3,151
Long-term loan issued related party		52		—	52
Long-term deposit	31 March 2022	5,171	—	—	5,171
Other non-current assets (long-term receivables under finance lease)	31 March 2022	2,118	—	—	2,118
Total financial assets		73,477	62,173	—	11,304
There were no transfers between Level 1 and Level 2 during the year ended 31 March 2022.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
30.   Financial risk management and policies (continued)
Fair value measurement hierarchy for liabilities as at 31 March 2022:
		Fair value measurement using
	Date of valuation	Total	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Liabilities measured at fair value:
Other long-term creditors (options)	31 March 2022	8,056	—	—	8,056
Long-term contingent consideration for acquisitions	31 March 2022	22,448	—	—	22,448
Liabilities for which fair values are disclosed
Long-term borrowings − third parties	31 March 2022	49,197	—	—	49,197
Long-term deferred payments for acquisitions	31 March 2022	7,373	—	—	7,373
Long-term lease liabilities	31 March 2022	5,874	—	—	5,874
Total financial liabilities		92,948	—	—	92,948
There were no transfers between Level 1 and Level 2 during the year ended 31 March 2022.
The Group’s activities expose them to the following financial risks: market risk (including currency risk and cash flow interest rate risk), credit risk and liquidity risk. The Group’s overall risk management program seeks to minimise potential adverse effects on the Group’s financial performance. The Group does not use derivative financial instruments to hedge their risk exposures. Risk management is carried out by the finance department under policies approved by management.
Market risk
Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices.
Foreign exchange risk
The Group has trading activity in the foreign currencies. The monetary assets and liabilities of the Companies are expressed in a variety of currencies. The Group does not have formal arrangements to mitigate the foreign exchange risks of the Company’s operations but aims to maintain its financial assets and liabilities in local currencies or some of its assets — in hard currencies like USD.
Foreign currency sensitivity
The following tables demonstrate the sensitivity to a reasonably possible change in USD exchange rates against local currencies with all other variables held constant. The impact on the Group’s profit before tax is due to changes in the fair value of monetary assets and liabilities. Translation risk is not considered in the analysis below.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
30.   Financial risk management and policies (continued)
	Change in exchange rates	Effect on profit before tax
Year ended 31 March 2023
USD/ARS	46%	(5,143)
	-85%	9,533
USD/COP	9%	(1,458)
	-10%	1,608
Year ended 31 March 2022
USD/ARS	46%	(1,899)
	-85%	3,520
USD/COP	27%	(2,320)
	-37%	3,168
USD/RUB	39%	3,874
	-63%	(6,329)
Interest rate risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Group’s exposure to the risk of changes in market interest rates is limited: at 31 March 2023 approximately 65% (31 March 2022: 89%) of the Group’s borrowings were at a fixed rate of interest. The Group assessed the concentration of risk with respect to refinancing its debt and concluded it to be low. The Group has access to a sufficient variety of sources of funding and debt maturing within 12 months can be rolled over with existing lenders.
Credit risk
Credit risk is the risk that a counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss.
The Group is exposed to credit risk from its operating activities. Financial assets with potential credit risk relate mainly to trade receivables.
Customer credit risk is managed by each business unit subject to the Group’s established policy, procedures and control relating to customer credit risk management. Credit quality of a customer is assessed based on an extensive credit rating scorecard and individual credit limits are defined in accordance with this assessment. Outstanding customer receivables and contract assets are regularly monitored.
An impairment analysis is performed at each reporting date using a provision matrix to measure expected credit losses.
The provision rates are based on days past due for groupings of various customer segments with similar loss patterns (i.e., by geographical region and rating).
The calculation reflects the probability-weighted outcome, the time value of money and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future economic conditions. Generally, trade receivables are written-off if past due for more than three year and are not subject to enforcement activity.
The Group has no material concentration of credit risk. Although the collection of receivables may be affected by economic factors, management believes that there is no significant risk of loss.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
30.   Financial risk management and policies (continued)
The maximum exposure to credit risk at the reporting date is the carrying value of each class of financial assets disclosed in Note 11.
Set out below is the information about the credit risk exposure on the Group’s trade receivables using a provision matrix:
		Days past due
31 March 2023	Total	Current	<30 days	30 – 60 days	61 – 90 days	91 – 180 days	>181 days
Expected credit loss rate		0.13%	0.33%	0.55%	1.31%	4.55%	22.13%
Estimated total gross carrying amount at default	349,291	227,242	47,008	23,132	14,919	15,550	21,440
Expected credit loss	(6,226)	(296)	(156)	(127)	(195)	(707)	(4,745)
		Days past due
31 March 2022	Total	Current	<30 days	30 – 60 days	61 – 90 days	91 – 180 days	>181 days
Expected credit loss rate		0.84%	2.14%	10.77%	9.06%	17.66%	51.96%
Estimated total gross carrying amount at default	285,984	208,923	34,813	18,869	6,544	6,380	10,455
Expected credit loss	(11,676)	(1,745)	(746)	(2,033)	(593)	(1,127)	(5,432)
Credit risk from cash balances with banks and financial institutions is managed in accordance with the Group’s policy. The Group has significant cash reserves which are accessible immediately and without restriction. Credit risk with respect to cash deposits is managed by carefully selecting the institutions with which cash is deposited and spreading its deposits across more than one such institution to ease concentration risk.
The holding Company also invests in low risk assets like Eurobonds issued by corporates with good credit ratings. As a part of the Company’s ongoing cash management procedures, from time to time there will be the need to distribute loans to related party entities to assist with normal operations. These loans are typically nominal amounts in nature and not issued as a part of their normal operations with customers. The Group didn’t recognise any provision for expected credit losses on its debt instruments or loans issued at amortised cost in March 2023 (March 2022: $0).
Liquidity risk
Liquidity risk is defined as the risk that an entity cannot pay its liabilities as they fall due. Prudent liquidity risk management implies maintaining sufficient cash and the availability of funding through the adequate amount of committed credit facilities.
Management monitors rolling forecasts of the Group’s liquidity reserve (forecasts of trade receivable payments and cash and cash equivalents) on the basis of expected cash flow.
The table below analyses the Group’s financial liabilities into relevant maturity based on the remaining period at the balance sheet to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows. The fair value of balances due within 12 months approximates their carrying value as the impact of discounting is not significant.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
30.   Financial risk management and policies (continued)
As at 31 March 2023	On demand	Less than 6 months	6 – 12 months	1 – 2 years	More than 2 years	Total
Financial liabilities
Trade accounts payable	—	347,764	—	—	—	347,764
Loans and borrowings	24,130	12,291	13,411	3,027	2,354	55,213
Contingent consideration for acquisitions	—	15,106	2,286	32,548	39,930	89,870
Deferred consideration	—	2,601	4,340	856	3,409	11,206
Lease liabilities	—	2,797	2,763	4,781	9,069	19,410
	24,130	380,559	22,800	41,212	54,762	523,463
In addition to financial assets the Group can cover future financial liabilities within the existing credit lines, operating facilities and with the unused portion of committed credit facilities in the amount of $39,497 (refer to Note 18) as at 31 March 2023 (31 March 2022: $151,362).
As at 31 March 2022	On demand	Less than 6 months	6 – 12 months	1 – 2 years	More than 2 years	Total
Financial liabilities
Trade accounts payable	—	265,264	—	—	—	265,264
Loans and borrowings	—	12,853	50,018	62,735	12,869	138,475
Contingent consideration for acquisitions	—	12,301	13,095	2,691	35,330	63,417
Deferred consideration	—	5,697	12,632	10,817	9,420	38,566
Lease liabilities	—	3,062	2,517	5,241	1,384	12,204
	—	299,177	78,262	81,484	59,003	517,926

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
31.   Financial instruments
The Group’s financial instruments as at 31 March 2023 and 31 March 2022 are presented by category in the table below:
	Category*	Year ended 31 March 2023	Year ended 31 March 2022
Financial assets
Long-term loan issued	FAAC	13,305	3,151
Long-term loan issued related party	FAAC	2,957	52
Long-term deposit	FAAC	6,500	5,171
Long-term receivables under finance lease	FAAC	—	2,118
Equity investment at FVOCI	FVOCI	—	62,173
Other current financial assets	FVPL	8,906	—
Trade and other receivables	FAAC	343,065	274,308
Short-term loans issued	FAAC	828	1,663
Short-term loans issued related party	FAAC	7,906	16,751
Cash and cash equivalents	FAAC	136,295	334,071
Total financial assets		519,762	699,458
Current		497,000	626,793
Non-current		22,762	72,665
Financial liabilities
Long-term borrowings − third parties	FLAC	5,298	49,197
Long-term contingent consideration for acquisitions	FVPL	51,480	22,448
Long-term deferred payments for acquisitions	FLAC	1,837	7,373
Long-term lease liabilities	FLAC	11,943	5,874
Short-term interest bearing borrowings and loans	FLAC	39,021	87,622
Short-term interest bearing borrowings and loans related party	FLAC	7,503	1,586
Short-term contingent consideration for acquisitions	FVPL	17,377	24,614
Short-term deferred payments for acquisitions	FLAC	7,020	26,994
Short-term lease liabilities	FLAC	4,502	4,495
Trade and other accounts payable	FLAC	351,158	264,327
Total financial liabilities		497,139	494,530
Current		426,581	409,638
Non-current		70,558	84,892

*
Financial instruments used by the Group are included in one of the following categories:

*
FAAC — financial assets at amortised cost;

*
FVOCI — FVOCI financial assets;

*
FVPL — FVPL financial assets and liabilities;

*
FLAC — financial liabilities at amortised cost.

Fair value of financial assets and liabilities is determined by reference to the amount of cash receivable and generally approximates carrying value due to short maturities of the instruments.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
31.   Financial instruments (continued)
Management assessed that the fair values of cash and short-term deposits, trade receivables, trade payables, bank overdrafts and other current liabilities approximate their carrying amounts largely due to the short-term maturities of these instruments.
The Group’s deferred consideration in the amount of $8,857 as at 31 March 2023 (31 March 2022: $34,367) is related to business combinations and is measured at fair value using a DCF method (refer to Note 5).
During the year ended 31 March 2023 the Group recognised amortisation of discount attributable to deferred consideration for continuing operations in the amount of $1,302 (year ended 31 March 2022: $1,396).
Changes in liabilities arising from financing activities
	As at 1 April 2022	Cash flows	Foreign exchange movement	New leases	Business combinations	Discontinued operations	Other	As at 31 March 2023
Current interest-bearing borrowings and loans	89,208	35,983	7,423	—	8,849	(126,430)	31,491	46,524
Current lease liabilities (Note 21)	4,495	(8,863)	2,131	6,544	5,456	(6,132)	871	4,502
Non-current interest-bearing borrowings and loans	49,197	(200)	(10,900)	—	5,249	(52,480)	14,432	5,298
Non-current lease liabilities (Note 21)	5,874	—	—	12,704	197	(6,793)	(39)	11,943
Total liabilities from financing activities	148,774	26,920	(1,346)	19,248	19,751	(191,835)	46,755	68,267
	As at 1 April 2021	Cash flows	Foreign exchange movement	New leases	Business combinations	Other	As at 31 March 2022
Current interest-bearing loans and borrowings	100,297	(668,771)	788	—	4,446	652,448	89,208
Current lease liabilities (Note 21)	4,905	(8,237)	(204)	2,333	—	5,698	4,495
Non-current interest-bearing loans and borrowings	84,420	619,163	—	—	—	(654,386)	49,197
Non-current lease liabilities (Note 21)	9,877	—	—	4,334	—	(8,337)	5,874
Total liabilities from financing activities	199,499	(57,845)	584	6,667	4,446	(4,577)	148,774
The ‘Other’ column includes the effect of reclassification of non-current portion of interest-bearing loans and borrowings, including lease liabilities to current due to the passage of time, and the effect of accrued but not yet paid interest on interest-bearing loans and borrowings, including lease liabilities. The Group classifies interest paid as cash flows from financing activities.
32.   Contingent liabilities and other risks
Contingent consideration for acquisitions
The Group’s contingent consideration for acquisitions, which amounted to $68,857 as at 31 March 2023 (31 March 2022: $47,063) represents an estimated amount of future payments for acquisitions of subsidiaries (please, refer to Note 5 “Business combinations, acquisitions and disposals”). It includes contingent consideration for controlling interests already acquired, variable payments for put options on non-controlling interest, and agreements to purchase non-controlling interest at a future date. When

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
32.   Contingent liabilities and other risks (continued)
non-controlling interest is subject to a put option or forward contract, the Group does not recognise non-controlling interest and instead recognises a liability for the non-controlling shares. The put/forward liability for non-controlling shares is classified as contingent consideration if it is a variable amount and is classified as deferred consideration if it is a fixed amount.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
32.   Contingent liabilities and other risks (continued)
Below is the movement of the Group’s contingent liabilities presented by their origin:
	Disposal group	EMBEE	SL Brazil	Belitsoft	Digitech	Umbrella	Softclub	Seven Seas	MBicycle	Makronet	NFH	Squalio Workforce	G7CR	VPS	Total
As at 1 April 2021	825	844	460	—	—	—	—	—	—	—	—	—	—	—	2,129
Acquisition of subsidiaries (Note 5(b)) (restated*)	8,469	—	—	11,025	12,234	6,121	11,423	—	—	—	—	—	—	—	49,272
Redemption (Note 5(b))	(4,058)	(617)	—	—	—	—	—	—	—	—	—	—	—	—	(4,675)
Amortisation of discount (restated*)	555	—	—	455	1,285	100	314	—	—	—	—	—	—	—	2,709
Remeasurement of fair value	443	1,376	—	—	—	—	—	—	—	—	—	—	—	—	1,819
Write-off	—	—	(464)	—	—	—	—	—	—	—	—	—	—	—	(464)
Translation difference	(396)	(24)	4	—	(1,836)	(90)	(1386)	—	—	—	—	—	—	—	(3,728)
As at 31 March 2022	5,838	1,579	—	11,480	11,683	6,131	10,351	—	—	—	—	—	—	—	47,062
Acquisition of subsidiaries (Note 5(a))	1,612	—	—	—	—	—	—	70	1,248	2,299	2,507	1,294	22,282	21,601	52,913
Redemption (Note 5)	(1,460)	(1,502)	—	(7,777)	(9,609)	(1,759)	—	—	—	(674)	—	—	—	—	(22,781)
Amortisation of discount	884	—	—	755	1,383	691	2,395	—	65	120	295	—	426	1,421	8,435
Remeasurement of fair value	386	—	—	(2,150)	(177)	(2,047)	(2,316)	—	—	—	—	—	—	—	(6,304)
Discontinued operations (Note 5 (c))	(9,172)	—	—	—	—	—	—	—	—	—	—	—	—	—	(9,172)
Translation difference	1,912	(77)	—	—	(3,280)	(356)	229	—	—	(111)	114	69	156	48	(1,296)
As at 31 March 2023	—	—	—	2,308	—	2,660	10,659	70	1,313	1,634	2,916	1,363	22,864	23,070	68,857
Long-term contingent consideration for acquisitions	—	—	—	2,308	—	2,660	10,659	—	780	934	2,916	—	9,657	21,566	51,480
Short-term contingent consideration for acquisitions	—	—	—	—	—	—	—	70	533	700	—	1,363	13,207	1,504	17,377
As at 31 March 2023	—	—	—	2,308	—	2,660	10,659	70	1,313	1,634	2,916	1,363	22,864	23,070	68,857

*
The amount of contingent consideration for acquisitions is restated and does not correspond to the figures in the consolidated financial statements for the year ended 31 March 2022 since adjustments to the provisional purchase price allocation of acquisitions were made during the year ended 31 March 2023, as detailed in Note 5 (b).

During the year ended 31 March 2022 contingent consideration for acquisitions of $464 arisen from the Softline Brazil acquisition was written off to Other income as the conditions were not met.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
32.   Contingent liabilities and other risks (continued)
Operating environment and economic risks
The Group faces a number of risks and uncertainties which could have an impact on our business, brand, assets, revenue, profits, liquidity or capital resources. Our Enterprise Risk Management framework gives reasonable (but cannot give absolute) assurance that we’ve identified and addressed our biggest risks. However, there may be some risks that are either currently unknown, or currently seen as less important but with the potential to become more so in the future. Events outside the Group present both risks and opportunities. We focus our efforts on predicting and reducing risks while aiming to take advantage of any opportunities that may emerge.
To meet our objectives, build shareholder value and promote our stakeholders’ interests, it’s essential we manage risk. We have focused on strengthening our governance model, using our business knowledge and supporting data to enhance our articulation of risk appetite and the tolerance limits within which the Group operates.
We’ve launched a new Enterprise Risk Management policy, establishing robust risk management principles and oversight governance. Each principle risk is assigned a member of the Executive Committee to act as Enterprise Risk Sponsor and an Enterprise Risk Responsible Person with subject matter expertise, supported by the Ethics, Risk and Compliance function. This group is responsible for monitoring the exposure and nature of the risk, developing the respective Enterprise Risk Treatment Plans and taking any necessary actions in order to achieve the desired risk tolerance level as endorsed by the Risk Oversight and Compliance Committee.
The impact of new sanctions and export restrictions on business in Russia and Belarus is profound. Nevertheless, Noventiq’s leadership has implemented necessary mechanisms in order to cope with these challenges. Particularly, the steps have been undertaken in shaping the robust respective compliance program and well-resourced compliance team that is actively engaged in the ongoing screening and due diligence processes. The team has a high visibility to the business and got the capacity and advisory capability to support the business and operations in timely and efficient manner.
Given the international nature of Noventiq’s operations, the external environment for the Group remains challenging as the sanctions and export restrictions in some key territories have increased significantly over the past decade. Following the global economic impact of COVID 19 pandemic another crisis due to the Russia’s invasion of Ukraine and related tensions between Russia and Western powers has broad economic impact.
Noventiq’s senior leadership established a very robust approach dealing with the impact of this crisis on the Group and took immediate and effective actions upon thorough evaluation of the risk factors and ongoing live tracking. As the result, the Group announced prompt organizational changes that had been immediately communicated to the London Stock Exchange; managed the external and internal messaging in highly controlled and responsible manner; ensured proactive engagement with the key vendors and developed fit for purpose marketing materials. There was an extraordinarily prompt mitigation undertaken by the finance team to ensure access to the corporate funds via careful navigation in the banking sector that is currently heavily impacted through the various restrictions. This enabled continuity of the business operations.
Geopolitical events led to major changes in the Russian technology market. International vendors abruptly stopped their local operations, effectively changing the landscape of available technologies. Operational issues, including difficulties executing international payments and newly introduced regulations, also mean that operations in Russia are facing a very different business climate. As a result of that and following the strategic review initiated by the Group in May 2022 to adjust its assets and ownership structure in order to optimise value for all of its stakeholders the Board of the Group resolved to separate its Russian businesses. The Board believes this allows Noventiq to better serve its customers, and to capitalise

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
32.   Contingent liabilities and other risks (continued)
on its distinct growth strategy and to optimise value. The distribution of the Russian businesses was completed in October 2022 as described in Note 5 (c).
In addition, in October 2023, the armed conflict in Israel and the Gaza began, which has resulted in significant military activities in the region and may further escalate regional instability. The situation remains uncertain and it is difficult to predict the full impact of any of the foregoing. Although the Group does not have significant operations in this region, this conflict could impact our business in other countries, including our business in Egypt and Turkey, in future. The Group continues to monitor the situation and any material direct or indirect impacts and risks on its business. The Group currently does not expect any significant effects of such risks on its business model or on the presentation of its earnings, assets and financial position.
Legal proceedings
In the opinion of management, there are no current legal proceedings or claims outstanding as at 31 March 2023 and 31 March 2022, which could have a material adverse effect on the results of operations or financial position of the Group and which have not been accrued or disclosed in these consolidated financial statements.
Tax risks
Markets in which the Group operates in the Asia, Central and Eastern Europe and Latin America expose the Group to tax risks because of the changing nature of local tax legislation and enforcement practices. The Group’s entities are taxed at the rates and in accordance with the laws applicable in jurisdictions where they are recognised as tax residents.
According to management, at 31 March 2023, the Group has paid or accrued all taxes that are applicable.
However, the interpretation of the relevant authorities could differ and as at 31 March 2023 the effect of additional taxes, fines and penalties on these consolidated financial statements, if the authorities were successful in enforcing their different interpretations, might reach$6,777 (31 March 2022: $10,874), which is a maximum quantifiable amount for tax years open for examination, generally last three calendar years preceding the Company’s fiscal year end and any fraction of the last calendar year of the last Company’s fiscal year. The management does not believe that such claims are probable in the future. In addition, the management is taking active measures to address these risks.
The Group is currently disputing up to $5,000 (31 March 2022: $5,000) of back tax claims and does not expect the outcome to be unfavorable.
Guarantees
As at 31 March 2022 the Group had no guarantees issued to third parties.
During 2018-2021 the consolidated subsidiaries as borrowers and Noventiq Holdings PLC and Nilta Soft Ltd as guarantors entered into number of loan agreements with the financial institution. During the year ended 31 March 2023, as a result of disposal of SRL (Note 5 (c)) the guarantees were recognised as issued to related parties.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
32.   Contingent liabilities and other risks (continued)
The following table summarises the detail of issued Guarantees by the Group as at 31 March 2023 to the related parties, none of them which are recognised in the Statement of Financial Position:
Lender	Obligor	Amount of Guarantee	Currency	Expiry date
Gazprombank	JSC Softline	2,500,000	RUB	23 July 2028
PJSC Sberbank	JSC Softline	2,500,000	RUB	10 February 2024
		500,000	RUB	10 February 2024
		5,000,000	RUB	10 February 2024 – 30 March 2026
LLC DLL Leasing	JSC Softline	5,816	RUB	Until full execution of obligations under the Agreement
		8,846	RUB	Until full execution of obligations under the Agreement
JSC Alfa-Bank	JSC Softline, LLC Softline Projects	2,800,000	RUB	31 December 2023
33.   Commitments
The Group has various lease contracts. The future lease payments for these non-cancellable lease contracts as at 31 March 2023 and 31 March 2022 were as follows:
	31 March 2023	31 March 2022
Within 1 year	5,656	4,482
2 – 5 years	10,191	5,197
After 5 years	3,480	55
	19,327	9,734
34.   Related party balances and transactions
For the purposes of these consolidated financial statements, parties are considered to be related if one party has the ability to control the other party, exercise significant influence over the other party in making financial or operational decisions or if the two parties are under common control as defined by IAS 24 Related Party Disclosures. In considering each possible related party relationship, attention is directed to the substance of the relationship, not merely the legal form.
During the period, the Group had the following balances and transactions with related parties:

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
34.   Related party balances and transactions (continued)
Short-term and long-term loans receivable from entities with significant influence over the group (Note 13):
	31 March 2023	31 March 2022
Softline Limited	4,548	—
Softline (D.S.) LTD	1,701	—
LLC DPA	892	—
SIA Squalio	550	—
LLC Skysoft Victory	330	—
LLP Soft Distribution	161	—
LLC Da-Management	—	16,738
Other	214	65
	8,396	16,803
Short-term and long-term loans receivable from shareholders (Note 13):
	31 March 2023	31 March 2022
SGI Group Limited	2,467	—
	2,467	—
Advances issued and other receivables from entities with significant influence over the group (Note 15):
	31 March 2023	31 March 2022
Niltasoft Computers Trading LLC	3,000	—
LLC Soft Logistic	2,394	—
JSC Softline	575	—
Softline Limited	533	—
LLC Softline Integration	234	—
LLC Softline Projects	142	—
LLC Aflex	—	200
LLC Softline Outsourcing	—	120
LLC Robovoice	—	120
Other	88	687
	6,966	1,127

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
34.   Related party balances and transactions (continued)
Trade receivables from entities with significant influence over the group (Note 11):
	31 March 2023	31 March 2022
JSC Softline	1,777	—
LLP Soft Distribution	406	—
LLC Axoft International	281	—
SIA Squalio	251	—
LLC Axoft Distribution	133	—
LLC Softline Projects	121	—
LLC Axoft	121	—
LLC SkySoft Victory	10	1,112
LLC Smartline	—	602
Other	532	607
	3,632	2,321
Contract liabilities to entities with significant influence over the group:
	31 March 2023	31 March 2022
LLC Axoft International	1,294	—
JSC Softline	225	—
LLC Soft Logistic	176	—
LLC Axoft Distribution	147	—
LLC Softline International	131	—
Other	4	2
	1,977	2
Short-term and long-term borrowings from entities with significant influence over the group:
	31 March 2023	31 March 2022
LLC Soft Logistic	5,139	—
LLC National Center for Support and Development	2,175	—
LLC Axoft	189	—
Softline Management ApS	—	1,390
Other	—	196
	7,503	1,586
Trade and other payables from entities with significant influence over the group (Note 19):

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
34.   Related party balances and transactions (continued)
	31 March 2023	31 March 2022
JSC Softline	10,093	—
LLC Softline International	237	—
LLC Softline Integration	177	—
SIA Squalio	145	—
Other	120	663
	10,772	663
Sales from entities with significant influence over the group:
	Year ended 31 March 2023	Year ended 31 March 2022
JSC Softline	7,677	—
LLC Smartline	2,276	—
LLC Skysoft Victory	1,818	3,127
LLP Soft Distribution	1,040	—
LLC Softline Projects	756	—
LLC Softline Internet Trade	542	—
LLC Axoft	445	—
LLC Development Bureau	235	—
LLC Aflex	142	15
LLC Axoft Distribution	128	—
Other	431	87
	15,490	3,229
Purchases from entities with significant influence over the group:
	Year ended 31 March 2023	Year ended 31 March 2022
LLC Axoft	327	—
Other	177	—
	504	—
Other transactions for the year ended 31 March 2023
	Shareholders	Key management	Entities with significant influence over the Group	Total related party transactions
Payroll and related expense	(148)	(5,507)	—	(5,655)
Finance income	26	—	241	267
Finance expenses	—	—	(222)	(222)

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
34.   Related party balances and transactions (continued)
Other transactions for the year ended 31 March 2022
	Shareholders	Key management	Entities with significant influence over the Group	Total related party transactions
Payroll and related expense	(90)	(3,396)	—	(3,486)
Other distribution	(54)	—	—	(54)
IPO-related costs	(1,002)	—		(1,002)
Finance income	—	—	198	198
Finance expenses	—	—	(51)	(51)
Information on share-based payments is disclosed in note 17.
As at 31 March 2023 the compensation to the Group’s management, including salary and other short-term employee benefits, was accrued in the amount of $36 (as at 31 March 2022: $40).
The sales to and purchases from related parties are made on terms equivalent to those that prevail in arm’s length transactions. Outstanding balances as at 31 March 2023 and 31 March 2022 are unsecured, interest free and settled in cash. During the years ended 31 March 2023 and 31 March 2022 the Group recorded insignificant impairment of receivables relating to amounts owed by related parties. This assessment is undertaken each financial year.
In November 2021 the Group paid $1,002 to its related party ITI Group Ltd, one of the Group’s shareholders, for the consulting services on IPO preparation, which were deducted from the share premium in consolidated statement of changes in equity.
During the year ended 31 March 2022 the Group disposed a number of subsidiaries for the nominal consideration to the related parties (refer to Note 5 (d)). These transactions led to the reduction in the equity attributable to the shareholders of the Group by $37,684 and reduction in the non-controlling interest by $78.
35.   Capital management
For the purpose of the Group’s capital management, capital includes issued capital, share premium and all other equity reserves attributable to the equity holders of the parent. The primary objective of the Group’s capital management is to maximise the shareholder value.
The Group manages its capital structure and makes adjustments in light of changes in economic conditions and the requirements of the financial covenants. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares. The Group monitors capital using a gearing ratio, which is ‘net debt’ divided by total capital plus net debt. The Group’s policy is to keep the gearing ratio between 20% and 40% though in the current period the Group gearing ratio has increased significantly due to cash spent on new acquisitions and completion of the distribution of its Russian business. The Group includes within net debt, interest bearing loans and borrowings, trade and other payables, deferred payments for acquisition, contingent consideration for acquisitions less cash and short-term deposits.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
35.   Capital management (continued)
	31 March 2023	31 March 2022 (restated)
Interest bearing borrowings and loans (Note 18)	51,822	138,405
Trade and other payables (Note 19)	402,344	310,464
Deferred payments for acquisition (Note 5)	8,857	34,367
Contingent consideration for acquisitions (Note 32)	68,857	47,062
Less: cash and cash equivalents (Note 14)	(136,295)	(334,071)
Net debt	395,585	196,227
Equity attributable to equity holders of the parent	272,043	421,029
Capital and net debt	667,628	617,256
Gearing ratio	59%	32%
In order to achieve this overall objective, the Group’s capital management, among other things, aims to ensure that it meets financial covenants attached to the interest-bearing loans and borrowings that define capital structure requirements. Breaches in meeting the financial covenants would permit banks to immediately call loans and borrowings. There has been a breach of the financial covenants of the interest-bearing loan in the current period as described in Note 18. As a result of that the Group implemented changes to strengthen its controls over the financial covenants compliance. No other changes were made in the objectives, policies or processes for managing capital during the years ended 31 March 2023 and 31 March 2022.
36.   Events after the reporting period
In August 2023 the Group successfully completed the re-domiciliation of its holding Company, Noventiq Holdings plc, from Cyprus to the Cayman Islands in anticipation of its listing on NASDAQ. The decision is effective retrospectively from 26 July 2023. The re-domiciliation is not anticipated to result in any material impact on the Group’s operations. Neither is there to be any change in Noventiq’s share capital.
In May 2023 the Group entered into a business combination agreement with and Corner Growth Acquisition Corp. (“Corner Growth”), a special purpose acquisition company led by veteran technology investors that is expected to result in the combined company (“Combined Company”) being listed on Nasdaq under the symbol “NVIQ”. The Combined Company will operate under the same management team, with current Noventiq shareholders rolling 100% of their equity into the Combined Company.
The proposed business combination is expected to provide Noventiq with improved access to new sources of capital, accelerate M&A opportunities, and enhance its reach and capabilities in fast-growing in-house technology development in cyber security, generative-AI, and other high-margin products and tools.
Further to the announcement that the Group has entered into a business combination agreement with Corner Growth and the proposed listing of the combined company on Nasdaq, the Group has decided to request the voluntary cancellation of its GDR listing on the FCA’s Official List and of its admission to trading on the LSE (“LSE Delisting”). The Group will, in due course, also apply to the Moscow Exchange (“MoEX”) to de-list its GDRs from trading on MoEX (“MoEX Delisting”). Delisting on LSE and MoEX is a condition of the business combination with Corner Growth. The LSE Delisting was effective on 26 July 2023 and the MoEX Delisting was effective on 27 September 2023.
In April 2023 the Department of Treasury’s Office of Foreign Assets Control added the International Investment Bank (IIB) to its List of Specially Designated Nationals and Blocked Persons (the SND List). The Group is a party to a facility agreement with IIB (Note 18) and the Group has suspended all the payments to IIB following its addition to the SND List.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
36.   Events after the reporting period (continued)
In April 2023, Igor Borovikov decided to sell its interest in Softline Russia to a fund under the management of TETIS Capital LLC and therefore Softline Russia and its subsidiaries ceased to be related parties for the Group.
Acquisition of LLC Pacifica
On 16 May 2023 the Group acquired 100% share in LLC Pacifica for a total consideration of $369. LLC Pacifica is a company registered in Kazakhstan, focused purely on cybersecurity providing cybersecurity solutions and services (design and implementation of cybersecurity systems, cybersecurity systems maintenance services and technical support, audit and consulting services, cybersecurity education center). The company has strong expertise and experienced team with key salesforce and engineers working for over 10 years in the company. The acquisition will give opportunity to increase profitability of the segment with services penetration and will provide broader access to local market including government sector.
This transaction was accounted for using the acquisition method. The results of operations of LLC Pacifica will be included in the consolidated financial statements from the date of acquisition of control, 16 May 2023. Group acquired LLC Pacifica as part of ROE segment.
The following schedule reflects the provisional purchase price allocation to the net assets acquired:
16 May 2023
Assets
Property and equipment	7
Trade receivables	237
Income tax receivable	14
Advances issued and other current assets	36
Cash and short-term deposits	23
317
Liabilities
Trade and other payables	315
Contract liabilities	29
Other taxes payable	82
426
Total identifiable net liabilities at fair value	(109)
Goodwill arising on acquisition	478
Short-term deferred consideration for acquisition	367
Long-term contingent consideration for acquisition	2
Total consideration for acquisition	369
Cash flow on acquisition
Net cash acquired with the subsidiary	23
Cash paid	—
Net cash flow on acquisition	23
During May 2023 the short-term deferred consideration was paid in full.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
36.   Events after the reporting period (continued)
The goodwill of $478 arising from the Group’s acquisition of Pacifica represents the expected benefits from delivering additional value to customers in the sphere of cybersecurity by adding engineers to the Group’s existing force.
The fair value of the trade receivables amounts to $237. The gross amount of trade receivables is $315 and it is expected that the full contractual amounts can be collected.
None of the goodwill recognised is expected to be deductible for income tax purposes.
Disposal of subsidiaries
On 31 August 2023 the Group sold 51% interest in ActiveCloud Holding Limited (Cyprus) which is a holding company for ActiveHost RU (Russia) and LLC Activnie Tehnologii (Belarus) for $6,223 to LLC Niltasoft Computers Trading. This sale is as part of legal and asset structure re-design of the Group before being publicly-listed on the Nasdaq. The amount under the SPA is settled by offsetting the debt to JSC Softline arising before the disposal of SLR (Note 5 (c), 34). Both JSC Softline and LLC Niltasoft Computers Trading are subsidiaries of the Softline Russia.
37.   Segments information
The Group regularly reports, revenue, gross profit and adjusted EBITDA in geographical market clusters to the Board of Directors. Segment performance is measured consistently with profit or loss in the consolidated financial statements.
The prevailing performance indicator is adjusted EBITDA which the Group defines as a measurement which includes profit before interest, income tax, depreciation, impairment and exclude acquisition-related expenses (including related to employee compensation arising at the moment of acquisition), the cost of charity, the exchange rate gains and losses, other items that it considers to be non-recurring or one-off.
In the Group’s financial reporting, the Group refers to Profit for the year and adjusted EBITDA, which are non-IFRS terms. None of these terms have any standardised meanings under IFRS, and they are therefore unlikely to be comparable to similar measures used by other companies.
The Group also discloses supplemental information about its product lines, geographies and some other items. The way the Group presents this information is not defined by IFRS.
The following geographical areas are defined as operational segments of the Group:
(1)
Rest of Eurasia or RoE (including Belarus, Kazakhstan);

(2)
Europe, the Middle East and Africa or EMEA (including Serbia, Cyprus, Germany and United Arab Emirates);

(3)
Latin America or LATAM (including Argentina, Chile, Colombia, Peru, Costa-Rica and Brazil);

(4)
Asia Pacific or APAC (including India, Vietnam and Malaysia);

(5)
Corporate Center or HQ.

The market clusters are composed of operating countries in the different geographical areas.
HQ is a segment represented by corporate expenses of the Group that cannot be attributed to a specific geographical segment, it includes corporate admin costs and eliminations. Inter-segment revenues and expenses are eliminated upon consolidation and reflected in the ‘HQ’ column.

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
37.   Segments information (continued)
The Group’s financial performance by geographical location for the year ended
31 March 2023	RoE	EMEA	LATAM	APAC	HQ and ICO elimination	Total
Revenue	130,309	138,097	31,484	104,609	(2,734)	401,765
Cost of sales	(82,934)	(83,624)	(10,202)	(52,528)	3,665	(225,623)
Gross profit	47,375	54,473	21,282	52,081	931	176,142
Selling, general and administrative expenses	(31,514)	(51,202)	(20,557)	(34,849)	(32,504)	(170,626)
Other operating (expenses)/income	(12,473)	(5,955)	(1,410)	468	1,534	(17,836)
Operating profit/(loss)	3,388	(2,684)	(685)	17,700	(30,039)	(12,320)
Share of net income in associates and joint ventures	—	(163)	—	—	—	(163)
Foreign exchange gain/ (loss)	(44)	(1,729)	(5,320)	(1,002)	(421)	(8,516)
Finance income	609	1,836	215	1,209	1,318	5,187
Finance costs	(7,656)	(5,781)	(1,579)	(6,281)	1,538	(19,759)
Change in fair value of financial instruments	4,466	178	1,215	1,282	(1,904)	5,237
Profit/(loss) before tax	763	(8,343)	(6,154)	12,908	(29,508)	(30,334)
Income tax expense	(366)	(972)	(1,214)	(1,549)	(7)	(4,108)
Net profit/(loss) for the year	397	(9,315)	(7,368)	11,359	(29,515)	(34,442)
Added back:
Tax, fines and penalties for the previous years	—	—	—	—	—	—
Adjusted profit/(loss) for the year	397	(9,315)	(7,368)	11,359	(29,515)	(34,442)
Added back:
Income tax expense	366	972	1,214	1,549	7	4,108
Depreciation and amortisation	5,405	6,539	231	3,216	1,466	16,857
Foreign exchange (gain)/loss	44	1,729	5,320	1,002	421	8,516
Net financial income and expenses	2,581	3,767	149	3,790	(952)	9,335
Property and equipment write-off	(6)	(51)	(44)	2	—	(99)
IPO related bonus	—	—	—	—	—	—
Employee termination payments	23	1,009	315	56	6	1,409
Impairment losses	12,473	6,973	311	—	—	19,757
One-off items (penalties and acquisition- related expenses)	1	4	1,456	111	3,478	5,050
Adjusted EBITDA	21,284	11,627	1,584	21,085	(25,089)	30,491

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
37.   Segments information (continued)
31 March 2022 (restated)	RoE	EMEA	LATAM	APAC	HQ and ICO elimination	Total
Revenue	69,836	99,470	24,856	55,878	(2,314)	247,726
Cost of sales	(39,253)	(67,891)	(6,395)	(20,517)	3,073	(130,983)
Gross profit	30,583	31,579	18,461	35,361	759	116,743
Selling, general and administrative expenses	(19,962)	(23,148)	(16,791)	(18,556)	(31,901)	(110,358)
Other operating (expenses)/ income	(8,684)	135	268	105	711	(7,465)
Operating profit	1,937	8,566	1,938	16,910	(30,431)	(1,080)
Share of net income in associates and joint ventures	—	—	—	—	—	—
Foreign exchange gain	778	41	1,277	506	1,430	4,032
Finance income	443	971	217	520	12	2,163
Finance costs	(1,050)	(3,864)	(1,473)	(2,367)	(3,092)	(11,846)
Change in fair value of financial instruments	(314)	—	—	(1,372)	—	(1,686)
Profit/(loss) before tax	1,794	5,714	1,959	14,197	(32,081)	(8,417)
Income tax expense	(668)	(546)	1,895	(1,177)	(15)	(511)
Profit/(loss) for the year	1,126	5,168	3,854	13,020	(32,096)	(8,928)
Added back:
Tax, fines and penalties for the previous years	—	—	—	—	—	—
Adjusted profit/(loss) for the year	1,126	5,168	3,854	13,020	(32,096)	(8,928)
Added back:
Income tax expense	668	546	(1,895)	1,177	15	511
Depreciation and amortisation	3,336	4,892	450	1,319	235	10,232
Foreign exchange gain	(778)	(41)	(1,277)	(506)	(1,430)	(4,032)
Net financial income and expenses	921	2,893	1,256	3,219	3,080	11,369
Property and equipment write-off	154	—	(10)	(9)	—	135
IPO related bonus	—	—	—	—	1,874	1,874
Employee termination payments	21	—	313	—	1,032	1,366
Impairment losses	8,705	—	—	—	—	8,705
One-off items (penalties and acquisition-related expenses)	4	(281)	(105)	12	4,681	4,311
Adjusted EBITDA	14,157	13,177	2,586	18,232	(22,609)	25,543
The key business products of the Group are Software and cloud, Hardware and Services (see Note 23 for additional information).

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
37.   Segments information (continued)
Additional geographical information
	India	Belarus	Serbia	Cyprus (ex-domicile)	Germany	Other countries	Total
Revenue (external) for the year ended 31 March 2023	88,855	69,017	40,807	25,526	24,162	153,398	401,765
Revenue (external) for the year ended 31 March 2022	41,999	39,494	86	52,387	31,769	81,991	247,726
	India	Belarus	Serbia	Cyprus (ex-domicile)	Germany	Other countries	Discontinued operations	Total
Non-current assets as at 31 March 2023	118,311	45,424	16,269	13,299	8,972	53,353	—	255,628
Non-current assets as at 31 March 2022	39,946	55,541	1	14,151	11,848	39,921	51,447	212,855
Non-current assets consist of goodwill, intangible assets, property, plant and equipment, right-of-use assets and investments in joint ventures. Revenues from external customers in the Group’s ex-domicile, Cyprus, as well as its major markets, India, Belarus, Serbia and Germany have been allocated based on the location of the group company.
Potential effects of acquisitions in the year ended 31 March 2023 (as if consolidated for the full year)
In addition to the requirements of IFRS 3 Business Combinations to disclose the actual and potential effects of acquisitions by disclosing pre- and post-acquisitions impact of the current year acquisitions on revenue and net income, the Chief Operating Decision Maker (CODM) is reviewing the effects of the new acquisitions on other key metrics measured as part of segment performance.
The pre-acquisitions impact of the current year acquisitions for the period from 1 April 2022 to the date of acquisition of each of the acquired businesses was as follows:
	Discontinuing operations – VPP	Seven Seas	NFH	Makronet	MBicycle	VPS	aLabs	G7CR
Revenue	330	6,667	9,936	572	1,502	19,798	1,479	6,785
Gross profit	218	1,568	4,484	572	1,423	4,817	1,190	3,230
Net profit/(loss)	(238)	42	227	273	271	892	550	(423)
The total pre-acquisition impact of the current year acquisitions in the continuing operations for the period from 1 April 2022 to 31 March 2023 was as follows:
	Group + Potential pre- acquisition effect of acquisitions (continuing operations)	Potential pre-acquisition effect of acquisitions (continuing operations)
Revenue	448,504	46,739
Gross profit	193,426	17,284
Net profit/(loss)	(32,610)	1,832

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
37.   Segments information (continued)
The post-acquisitions impact of the current year acquisitions for the period from the date of acquisition of each of the acquired businesses to 31 March 2023 was as follows:
	Discontinuing operations – VPP	Seven Seas	NFH	Makronet	MBicycle	VPS	aLabs	G7CR
Revenue	988	20,548	40,056	1,032	1,818	25,928	1,593	4,354
Gross profit	651	8,226	11,596	971	383	8,135	1,065	3,855
Net profit/(loss)	(133)	(400)	1,586	1,311	(327)	1,757	231	1,611
Potential effects of acquisitions in the year ended 31 March 2022 (as if consolidated for the full year)
The pre-acquisitions impact of the previous year acquisitions for the period from 1 April 2021 to the date of acquisition of each of the acquired businesses was as follows:
Continuing operations
	Softclub	Belitsoft	Umbrella	Digitech	Squalio
Revenue	31,414	5,636	2,397	1,310	2,103
Gross profit	30,900	4,878	2,257	1,170	1,876
Net profit/(loss)	9,206	508	(206)	495	(308)
Discontinuing operations
	TC Engineer	Academy IT	MMTR	NCPR	Squalio (Belarus)
Revenue	1,412	3,208	8,637	—	621
Gross profit	1,412	3,139	8,637	—	307
Net profit/(loss)	225	(2,169)	812	31	10
The total pre-acquisition impact of the current year acquisitions in the continuing operations for the period from 1 April 2021 to 31 March 2022 was as follows:
	Group + Potential pre- acquisition effect of acquisitions (continuing operations)	Potential pre-acquisition effect of acquisitions (continuing operations)
Revenue	290,586	42,860
Gross profit	157,824	41,081
Net profit/(loss)	767	9,695
The post-acquisitions impact of the previous year acquisitions for the period from the date of acquisition of each of the acquired businesses to 31 March 2022 was as follows:
Continuing operations
	Softclub	Belitsoft	Umbrella	Digitech	Squalio
Revenue	4,430	14,586	1,432	3,550	2,633
Gross profit	2,116	3,556	1,409	2,805	2,476
Net profit/(loss)	2,742	1,308	637	139	358

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
37.   Segments information (continued)
Discontinuing operations
	TC Engineer	Academy IT	MMTR	NCPR	Squalio (Belarus)
Revenue	132	610	1,475	2,154	942
Gross profit	124	610	1,468	2,154	400
Net profit/(loss)	(110)	(207)	(61)	590	57
38.   Earnings per share (EPS)
Basic EPS is calculated by dividing the profit for the year attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year.
Diluted EPS is calculated by dividing the profit attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued when the options are exercised.
The Group’s earnings per share are calculated as:
	Year ended 31 March 2023	Year ended 31 March 2022 (restated*)
Profit attributable to ordinary equity holders of the Company
Continuing operations	(32,921)	(8,560)
Discontinued operations	226,572	1,309
Total profit attributable to ordinary equity holders of the Company	193,651	(7,251)
Weighted average number of ordinary shares for basic EPS	225,254,347	188,013,664
Basic EPS, US dollars	0.86	(0.04)
Basic earnings/(loss) for continuing operations per share	(0.15)	(0.05)
Basic earnings/(loss) for discontinued operations per share	1.01	0.01
Weighted average number of ordinary shares (basic)	225,254,347	188,013,664
Effects of dilution from share options	1,589,885	1,591,303
Weighted average number of ordinary shares adjusted for the effect of dilution	226,844,232	189,604,967
Diluted EPS, US dollars	0.85	(0.04)
Diluted earnings/(loss) for continuing operations per share	(0.15)	(0.05)
Diluted earnings/(loss) for discontinued operations per share	1.00	0.01

*
The amount of profit attributable to ordinary equity holders of the parent and Weighted average number of ordinary shares are restated and do not correspond to the figures in the consolidated financial statements for the year ended 31 March 2022 since adjustments to the provisional purchase price allocation of acquisitions and corrections of other errors were made during the year ended 31 March 2023, as detailed in Note 2 and the weighted average number of shares for the year ended 31 March 2022 has been adjusted retrospectively to take into account the effect of bonus issuance performed during the year ended 31 March 2023 as disclosed below and Note 16.

The weighted average number of shares for the years ended 31 March 2023 and 31 March 2022 takes into account the weighted average effect of new ordinary shares issued and changes in treasury shares during the year (please, refer to Note 16 “Share capital and other components of equity”).

Noventiq Holdings PLC
Notes to the consolidated financial statements (continued)
38.   Earnings per share (EPS) (continued)
The weighted average number of shares for the years ended 31 March 2023 and 31 March 2022 takes into account the effect of bonus issuance performed during the year ended 31 March 2023 (please, refer to Note 16 “Share capital and other components of equity”).
The weighted average number of shares for the year ended 31 March 2022 takes into account the effect of share split performed during the year ended 31 March 2022 (please, refer to Note 16 “Share capital and other components of equity”).
There have been no other transactions involving ordinary shares or potential ordinary shares between the reporting date and the date of completion of these financial statements.

Annex A
Corner Growth Acquisition Corp.,
Noventiq Holdings PLC,
Noventiq Holding Company,
Noventiq Merger 1 Limited,
- and -
Corner Growth SPAC Merger Sub, Inc.
AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT

A-i

A-ii

A-iii

A-iv

AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT
This Amended and Restated Business Combination Agreement, dated as of December 29, 2023 (this “Agreement”), is made and entered into by and among (i) Corner Growth Acquisition Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“CGAC”), (ii) Noventiq Holdings PLC, an exempted company limited by shares registered by way of continuation under the laws of the Cayman Islands (the “Company”), (iii) Noventiq Holding Company, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), (iv) Noventiq Merger 1 Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of PubCo (“Merger Sub 1”), and (v) Corner Growth SPAC Merger Sub, Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of PubCo (“Merger Sub 2”).
RECITALS
WHEREAS, CGAC is a blank check company and was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses;
WHEREAS, PubCo is a newly formed Cayman Islands company formed for the purpose of making acquisitions and investments, with the objective of acting as the publicly traded holding company for its investee entities;
WHEREAS, Merger Sub 1 and Merger Sub 2 are newly formed Cayman Islands exempted companies, wholly owned by PubCo and formed for the purpose of effectuating the Mergers (as defined below) and Merger Sub 1 has made an election to be treated as a disregarded entity for U.S. federal income tax purposes;
WHEREAS, CGAC and the Company have entered into a business combination agreement with Corner Growth SPAC Merger Sub, Inc., dated May 4, 2023 (the “Original BCA”);
WHEREAS, the parties hereto desire and intend to amend and restate the Original BCA to effect a change in structure of the business combination, whereby (a) CGAC will merge with and into Merger Sub 1, with Merger Sub 1 being the surviving entity (the “Initial Merger”), and (b) following the Initial Merger, Merger Sub 2 will merge with and into the Company (the “Acquisition Merger” and together with the Initial Merger, the “Mergers”), with the Company being the surviving entity and becoming a wholly owned subsidiary of PubCo, each Merger to occur upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the Cayman Islands Companies Act (As Revised) (the “Cayman Act”), as applicable;
WHEREAS, following the date of this Agreement, but prior to the Acquisition Merger Effective Time, CGAC will use its reasonable best efforts to enter into certain private sales of Equity Securities to be issued by PubCo in accordance with the terms of Section 8.3 of this Agreement, in an effort to achieve the Gross Proceeds Target;
WHEREAS, for U.S. federal income tax purposes, (a) it is intended that (i) the Initial Merger will qualify as a “reorganization” under Section 368(a)(1)(F) of the Code and (ii) the Acquisition Merger will qualify as a “reorganization” under Section 368(a)(1)(A) and Section 368(a)(2)(E) of the Code and (b) this Agreement is intended to constitute and hereby is adopted as a “plan of reorganization” with respect to each of the Mergers within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a) for purposes of Sections 354, 361 and 368 of the Code and the Treasury Regulations thereunder (clauses (a) and (b), the “Intended Tax Treatment”).
WHEREAS, the Company has received, concurrently with the execution and delivery of this Agreement, as a material inducement for the Company to enter into this Agreement and the other Transaction Documents to which it is a party, an Amended and Restated Sponsor Support Agreement in the form attached hereto as Exhibit A (the “Amended and Restated Sponsor Support Agreement”) signed by the Company, PubCo, CGAC, and CGA Sponsor LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which, among other things, and subject to the terms and conditions set forth therein, the Sponsor has agreed to, and to cause proprietary investment vehicles (i.e., holding investments in a ‘principal’ or ‘own account’

capacity) of the Sponsor or its Affiliates (if any) (to the extent permitted by applicable Law) to, (a) vote in favor of (i) the Transactions to which CGAC is a party, and (ii) the other Transaction Proposals, (b) waive the anti-dilution rights in respect of CGAC Securities under Article 17.3 of the CGAC Articles of Association, (c) appear at the CGAC Shareholders’ Meeting for purposes of constituting a quorum, (d) vote against any proposals that would impede the Transactions or any other Transaction Proposal, (e) not redeem any CGAC Securities held by the Sponsor or such Affiliates, (f) not transfer any CGAC Securities held by the Sponsor or such Affiliates prior to the Merger, (g) release CGAC, the Company and PubCo from all claims in respect of or relating to the period prior to the Closing, subject to the provisions and exceptions set forth therein, (h) agree to a lock-up of its CGAC Securities that are held as of the Closing, subject to certain exceptions, and (i) immediately prior to the Initial Closing, automatically forfeit, and surrender to CGAC without consideration, certain Sponsor Shares in accordance with the terms hereunder or agree that certain PubCo Ordinary Shares will become subject to vesting and forfeiture in accordance with the terms of this Agreement;
WHEREAS, CGAC has received, concurrently with the execution and delivery of this Agreement, as a material inducement to CGAC to enter into this Agreement, an Amended and Restated Voting and Support Agreement in the form attached hereto as Exhibit B (the “Amended and Restated Voting and Support Agreement”), signed by the Company, CGAC, PubCo, and the Existing Company Shareholders identified in the Amended and Restated Voting and Support Agreement, pursuant to which, among other things, and subject to the terms and conditions set forth therein, such Existing Company Shareholders have agreed (a) to vote or, if their respective Company Shares are then held by a Shareholder Entity (as defined below), to cause such Shareholder Entity to vote (i) in favor of the Transactions to which the Company will be a party and in favor of the Company Shareholder Approval, (ii) in favor of the Transactions to which the Company will be a party and in favor of the Company Approvals, and (iii) against any proposals that would impede in any material respect the consummation of the Transactions by the Company (or, in each case, agree to the passage of any such approval as a written resolution, if such approval is to be taken as such), (b) not to transfer any Company Shares held directly or indirectly by such Existing Company Shareholders or their respective Shareholder Entities (as applicable) on or prior to the Closings (subject to the exceptions set forth therein), and (c) to a lock-up of the CGAC Ordinary Shares held by such Existing Company Shareholders or their respective Shareholder Entities following the Closings for the period specified therein, subject to certain exceptions;
WHEREAS, immediately prior to the Initial Merger Effective Time, PubCo and CGAC shall enter into an assignment assumption and amendment agreement (the “Assignment, Assumption and Amendment Agreement”) pursuant to which CGAC will assign to PubCo on the Initial Closing Date all of its rights, interests, and obligations in and under the Warrant Agreement, which amends the Warrant Agreement to change all references to Warrants (as such term is defined therein) to PubCo Warrants (and all references to Ordinary Shares (as such term is defined therein) underlying such warrants to PubCo Ordinary Shares) and which causes each outstanding PubCo Warrant to represent the right to receive, from the Initial Closing, one whole PubCo Ordinary Share, and which deletes from the Warrant Agreement Section 6.5 thereof (Exclusions of Private Placement Warrants);
WHEREAS, the board of directors of CGAC (“CGAC Board”) has unanimously determined that this Agreement, the Mergers and the other Transactions constitute a “Business Combination” as such term is defined by CGAC Articles of Association; and
WHEREAS, the CGAC Board, the board of directors of the Company (“Company Board”) and boards of directors of PubCo, Merger Sub 1 and Merger Sub 2 have each (i) determined that the Mergers and other transactions contemplated hereby are fair, advisable and in the best interests of their respective companies and shareholders, (ii) approved this Agreement and the transactions contemplated hereby, including the Mergers, upon the terms and subject to the conditions set forth herein and (iii) determined to recommend to their respective shareholders the approval and adoption of this Agreement and the transactions contemplated hereby, including the Mergers.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and intending to be legally bound hereby, CGAC, the Company, PubCo, Merger Sub 1 and Merger Sub 2 agree as follows:

ARTICLE I
CERTAIN DEFINITIONS
Section 1.1.   Definitions.   As used herein, the following terms shall have the following meanings:
“2022 Management Accounts” means the unaudited consolidated balance sheet of the Company as of September 30, 2022, and the unaudited consolidated statements of income and profit and loss for the six months ended September 30, 2022 prepared in accordance with IFRS.
“Acquisition Merger Consideration” means the sum of all PubCo Ordinary Shares and CSRs receivable by Company Shareholders pursuant to Section 2.2(j)(i).
“Acquisition Entity” means each of PubCo, Merger Sub 1 and Merger Sub 2.
“Action” means any charge, claim, action, complaint, petition, investigation, appeal, suit, litigation, arbitration or other similar proceeding initiated or conducted by a mediator, arbitrator or Governmental Authority, whether administrative, civil, regulatory or criminal, and whether at law or in equity, or otherwise under any applicable Law.
“Additional Permitted Financings” means the subscription or purchase by an investor (which investor, for the avoidance of any doubt, shall include any existing shareholders of the Company) for cash after the date of this Agreement and on or prior to the Closing Date of any Equity Securities whether issued by PubCo (or of securities exercisable, convertible or exchangeable into Equity Securities to be issued by PubCo) or sold through secondary sale by Existing Company Shareholders, in each case including ordinary shares, preferred shares, convertible and exchangeable bonds or notes, warrants or other equity securities, and which is either (i) a PubCo Closing Value Sale or (ii) is on terms and conditions as and to the extent consented to in writing by each of CGAC and the Company (which consent may be withheld in the sole and absolute discretion of the party asked to provide consent).
“Adverse Recommendation Change” means any action by the Company Board or any committee thereof to (A) approve, agree to, accept, endorse, recommend, declare advisable or submit to a vote of its shareholders any Company Acquisition Proposal, (B) fail to make, or withdraw, qualify, withhold, modify or amend, in a manner adverse to CGAC, the Company Recommendation, or (C) approve, adopt or recommend any Company Acquisition Proposal, or propose publicly to approve, adopt or recommend, any Company Acquisition Proposal.
“ADSs” means American Depositary Shares, each representing one PubCo Ordinary Share.
“ADS Deposit Agreement” means a deposit agreement to be entered into among PubCo and the Depositary relating to the establishment of PubCo’s ADS Facility.
“ADS Facility” means the Level 2 ADS facility established pursuant to the ADS Deposit Agreement.
“Affiliate” means, with respect to any Person, any other Person which, directly or indirectly, Controls, is Controlled by or is under common Control with such Person. In the case of a Person which is a fund or which is directly or indirectly Controlled by a fund, the term “Affiliate” also includes (a) any of the general partners of such fund, (b) the fund manager managing such fund, any other person which, directly or indirectly, Controls such fund or such fund manager, or any other funds managed by such fund manager, and (c) trusts (excluding the Trust Account for all purposes other than for the sole purpose of the release of the proceeds of the Trust Account set forth in Section 7.1) Controlled by or for the benefit of any Person referred to in (a) or (b). Notwithstanding the foregoing, no portfolio company of any investment fund affiliated with either Corner Venture Partners, LLC or Corner Capital Management, LLC shall be considered an Affiliate of CGAC, other than CGAC.
“Antitrust Laws” means any applicable Laws of any Governmental Authority regarding matters of anti-competition or foreign investment.
“Benefit Plan” means any (a) “employee benefit plan” (as such term is defined in Section 3(3) of Employee Retirement Income Security Act of 1974, as amended), program, policy, practice, Contract or other arrangement, including any compensation, severance, termination pay, deferred compensation, retirement, profit sharing, incentive, bonus, health, welfare, performance awards, share or share-related awards (including stock option, stock purchase, stock ownership, restricted stock unit, or other equity or equity-based compensation), disability, death benefit, life insurance, fringe benefits or other employee benefits or remuneration of any kind, and (b) any employment, consulting, retention or stay-bonus agreement, severance, transaction or change-in control agreement, in each case, whether written, unwritten or otherwise, that is sponsored, maintained, contributed to or required to be contributed to by any Group Company for the benefit of any current or former employee, director, commissioner or officer, consultant or contractor of any Group Company in each case other than any statutory benefit plan mandated by Law.
“Business Combination” has the meaning given in the CGAC Articles of Association.
“Business Day” means a day on which commercial banks are open for business in the city of (a) New York, United States, (b) Grand Cayman, the Cayman Islands, (c) London, England, except a Saturday, Sunday, public holiday (gazetted or ungazetted and whether scheduled or unscheduled) or a day on which banking institutions or trust companies are authorized or obligated by Law to close in any of the aforementioned cities.
“Cayman Registrar” means the Companies Registry of the Cayman Islands General Registry.
“CGAC Accounts Date” means December 31, 2022.
“CGAC Acquisition Proposal” means any inquiry, proposal or offer, or any indication of interest in making an offer or proposal from any Person or group at any time relating to any transaction or series of transactions (other than the Transactions) with any Person involving, directly or indirectly, (a) any, direct or indirect, acquisition, merger, domestication, reorganization, business combination, “initial business combination” under CGAC’s initial IPO prospectus or similar transaction, in one transaction or a series of transactions, involving CGAC or involving all or a material portion of the assets, Equity Securities or businesses of CGAC (whether by merger, consolidation, recapitalization, purchase or issuance of equity securities, purchase of assets, tender offer or otherwise), (b) any sale, lease, exchange, transfer, license, acquisition or disposition of a material portion of the consolidated total assets, revenues or earning power of CGAC or (c) any direct or indirect acquisition by any third party, in one transaction or a series of transactions, of a material portion of voting Equity Securities of CGAC (whether by merger, consolidation, recapitalization, purchase or issuance of Equity Securities).
“CGAC Articles of Association” means the Amended and Restated Memorandum and Articles of Association of CGAC, as adopted by special resolution, dated December 16, 2020 and effective on December 16, 2020, as amended or restated from time to time.
“CGAC Material Adverse Effect” means any Event that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the business, assets and liabilities, results of operations or financial condition of CGAC, or (b) the ability of CGAC to consummate the Transactions by the Outside Date; provided, however, that in no event would any of the following, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a “CGAC Material Adverse Effect”: (i) any enactment of, or change or proposed change in, any applicable Laws, GAAP, IFRS or other applicable accounting or auditing standards or any interpretation thereof following the date of this Agreement, (ii) any change in interest rates or economic, political, business or financial market conditions generally, (iii) the taking of any action expressly required to be taken under this Agreement, the Plan of SPAC Merger or any Transaction Document, (iv) any natural disaster (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences), epidemic, pandemic, disease or outbreak (including any action taken or refrained from being taken in response to COVID-19 or any COVID-19 Measures or any change in such COVID-19 Measures or interpretations thereof following the Original BCA Date), acts of nature, change in climate or other natural or man-made disasters, (v) any acts of terrorism or war (whether or not declared), civil unrest, declaration of a national emergency, curfews, public disorder, riots, the outbreak or escalation of hostilities, geopolitical conditions, local, regional, state, national or international political conditions or social conditions, (vi) any matter set forth in Section 1.1(b) of the CGAC Disclosure Letter, (vii) any actions (A) required to be taken, or required not to be taken, pursuant to the terms of this Agreement or (B) taken with the prior written consent of or at the prior written request of the Company, or (C) taken by any of the Group Companies, (x) any worsening of the

Events referred to in clauses (ii), (iv), (v), or (vi) to the extent existing as of the Original BCA Date, (viii) any downturn in general economic conditions, including changes in the credit, debt, securities, financial or capital markets (including changes in interest or exchange rates, prices of any security or market index or any disruption of such markets), (ix) any Events that are cured by CGAC prior to Closing, or (x) any contemporaneous or future pronouncements by the SEC or other U.S. federal regulators with respect to prior accounting rules generally applicable to special purpose acquisition companies or target companies engaged in business combinations with special purpose acquisition companies and any impacts on such transactions directly or indirectly resulting therefrom, ; provided, however, that in the case of each of clauses (ii), (iv), (v), (vi), (viii) or (x) any such Event to the extent it disproportionately affects CGAC relative to other special purpose acquisition companies listed on U.S. stock exchanges shall not be excluded from the determination of whether there has been, or would reasonably be expected to be, a CGAC Material Adverse Effect. Notwithstanding the foregoing, with respect to CGAC, the amount of CGAC Share Redemptions shall not be deemed to be a CGAC Material Adverse Effect.
“CGAC Ordinary Shares” means the CGAC Class A Ordinary Shares, par value $0.0001 per share.
“CGAC Related Parties” means, collectively, CGAC and its Affiliates or any of its or its Affiliates’ respective, direct or indirect, former, current or future general or limited partners, shareholders, managers, members, directors, officers, employees, agents, advisors, other representatives or successors or assignees of any of the foregoing.
“CGAC Securities” means, collectively, the CGAC Shares, the CGAC Warrants and the CGAC Units.
“CGAC Share Redemption” means the election of an eligible (as determined in accordance with the CGAC Articles of Association) holder of CGAC Ordinary Shares to redeem all or a portion of the CGAC Ordinary Shares held by such holder at a per-share redemption price, payable in cash, equal to a pro rata share of the aggregate amount then on deposit in the Trust Account (calculated as of two Business Days prior to the Closing) (including any interest earned on the funds held in the Trust Account, but net of Taxes payable thereon and not previously released to CGAC to pay its taxes) (as determined in accordance with CGAC Articles of Association) in connection with the Transaction Proposals or any Extension.
“CGAC Shareholder” means any holder of any CGAC Shares.
“CGAC Shareholders’ Approval” means (a) the requisite approval, pursuant to the CGAC Articles of Association and the Cayman Act, of the Business Combination and of this Agreement, the Plan of SPAC Merger, the adoption and approval of the memorandum and articles of association of the Merger Sub 1, as in effect immediately prior to the Initial Merger Effective Time, as the memorandum and articles of association of the SPAC Surviving Entity at the Initial Merger Effective Time and (b) the requisite approval, pursuant to the CGAC Articles of Association and the Cayman Act, of any other proposals as the SEC (or staff member thereof) indicates (i) are necessary in its comments to the Proxy/Registration Statement or correspondence related thereto, and (ii) are required to be approved by the shareholders of CGAC in order for the Closings to be consummated.
“CGAC Shares” means CGAC Ordinary Shares and Sponsor Shares collectively.
“CGAC Transaction Expenses” means any out-of-pocket fees and expenses paid or payable, subject to Section 8.1(c) and Section 8.2(a), by CGAC or the Sponsor (whether or not billed or accrued for, but without double counting) as a result of or in connection with the negotiation, documentation and consummation of the Transactions, including (a) all fees (including Deferred IPO Fees), costs, expenses, brokerage fees, commissions (including with respect to any Additional Permitted Financings or Post-Closing Financing), liabilities, shareholders’ loans (including working capital loans advanced by the Sponsor), finders’ fees and disbursements of financial advisors, investment banks, brokers, finders, data room administrators, attorneys, accountants and other advisors and service providers, and any other operational costs of CGAC prior to consummation of the Transactions, (b) Transfer Taxes, and (c) any and all filing fees payable, subject to Section 8.1(c) and Section 8.2(a), to the Governmental Authorities in connection with the Transactions. For the avoidance of any doubt, an estimate of the aggregate CGAC Transaction Expenses incurred, and to be incurred, prior to the Closing Date is set forth on Section 1.1(a) of the CGAC Disclosure Letter.

“CGAC Unit” means the units issued in CGAC’s IPO or the exercise of the underwriters’ overallotment option consisting of one CGAC Class A Ordinary Share and one-third of a CGAC Warrant.
“CGAC Warrant” means one whole warrant entitling the holder thereof to purchase one (1) share of CGAC Class A Ordinary Shares at a purchase price of $11.50 per share.
“Change of Control” means (1) a sale, lease, license or other disposition, in a single transaction or a series of related transactions, of assets of PubCo and its Subsidiaries representing more than 50% of the total assets, consolidated net income or consolidated total revenue of PubCo and its Subsidiaries, taken as a whole; (2) a merger, consolidation or other business combination of PubCo or any of its Subsidiaries with any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Closing Date), as a result of which such person or group acquires at least fifty percent (50%) of the combined voting power of the then issued and outstanding shares of PubCo or, other than in the case of any such merger, consolidation or other business combination with a Subsidiary of PubCo, the surviving person outstanding immediately after such merger, consolidation or other business combination; or (3) other than an Exempt CoC, any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the Closing Date), obtaining beneficial ownership (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of the voting shares of PubCo representing more than fifty percent (50%) of the voting power of the shares of PubCo entitled to vote for the election of directors of PubCo.
“Class A CSR” means a Class A CSR (as such term is defined in the Contingent Share Rights Agreement), which is a contractual contingent share right (which shall not be evidenced by a certificate or other instrument) representing the right of qualifying holders of CSRs to receive, in certain circumstances, a contingent payment in the form of PubCo Ordinary Shares (or such other form as is provided for therein) pursuant to the terms and conditions of the Contingent Share Rights Agreement.
“Class B CSR” means a Class B CSR (as such term is defined in the Contingent Share Rights Agreement), which is a contractual contingent share right (which shall not be evidenced by a certificate or other instrument) representing the right of qualifying holders of CSRs to receive, in certain circumstances, a contingent payment in the form of PubCo Ordinary Shares (or such other form as is provided for therein) pursuant to the terms and conditions of the Contingent Share Rights Agreement.
“Class C CSR” means a Class C CSR (as such term is defined in the Contingent Share Rights Agreement), which is a contractual contingent share right (which shall not be evidenced by a certificate or other instrument) representing the right of qualifying holders of CSRs to receive, in certain circumstances, a contingent payment in the form of PubCo Ordinary Shares (or such other form as is provided for therein) pursuant to the terms and conditions of the Contingent Share Rights Agreement.
“Closing Equity Value” means $315,000,000.
“COC Modified Threshold Period” means the period following the fourth (4th) anniversary of the Closing Date and ending on the fifth (5th) anniversary of the Closing Date.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company Acquisition Proposal” means any inquiry, proposal or offer, or any indication of interest in making an offer or proposal from any Person or group relating to any transaction or series of transactions (other than the Transactions) with any Person involving, directly or indirectly, (a) any merger, consolidation, amalgamation, share exchange, business combination, material issuance of securities, material acquisition of securities, reorganization, material recapitalization, tender offer, exchange offer or other similar transaction involving any Group Company pursuant to which any Person or group of Persons would have beneficial ownership of securities representing five percent (5%) or more of the total outstanding Equity Securities of the Company after giving effect to the consummation of such transaction, (b) any sale, lease, exchange, transfer, license, acquisition or disposition of one or more assets or businesses that constitute five percent (5%) or more of the revenues or assets of the Group Companies, taken as a whole, or (c) any direct or indirect acquisition by any Person or group, in one transaction or a series of transactions, of five percent (5%) or more of any class of Equity Securities of the Company (whether by merger, consolidation, other business combination, recapitalization, purchase, issuance of Equity Securities or other similar transaction).

“Company Contract” means any Contract to which any Group Company is a party or by which any Group Company is bound.
“Company Financial Statements” means the audited consolidated balance sheets of the Company as of March 31, 2022 and 2021, and the audited consolidated statements of income and profit and loss, changes in shareholders’ equity and cash flows, for the years ended March 31, 2022 and 2021 as included in the Public Filings.
“Company Material Adverse Effect” means any Event that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (a) the business, assets and liabilities, results of operations or financial condition of the Group Companies taken as a whole, or (b) the ability of any Group Company to consummate the Transactions by the Outside Date; provided, however, that in no event would any of the following, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a “Company Material Adverse Effect”: (i) any enactment of, or change or proposed change in, any applicable Laws, GAAP, IFRS or other applicable accounting or auditing standards or any interpretation thereof following the date of this Agreement, (ii) any change in interest rates or economic, political, business or financial market conditions generally, (iii) the taking of any action expressly required to be taken under this Agreement, the Plan of Acquisition Merger or any Transaction Document, (iv) any natural disaster (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences), epidemic, pandemic, disease or outbreak (including any action taken or refrained from being taken in response to COVID-19 or any COVID-19 Measures or any change in such COVID-19 Measures or interpretations thereof following the Original BCA Date), acts of nature, change in climate or other natural or man-made disasters, (v) any acts of terrorism or war, (whether or not declared), civil unrest, declaration of a national emergency, curfews, public disorder, riots, the outbreak or escalation of hostilities, geopolitical conditions, local, regional, state, national or international political conditions or social conditions, (vi) any failure in and of itself of the Group Companies to meet any projections, forecasts, guidance estimates, milestones, budgets or financial or operating predictions of revenue, earnings, cash flow or cash position, provided, however, that the exception in this clause (vi) shall not prevent or otherwise affect a determination that any change, effect or development underlying such change has resulted in or contributed to a Company Material Adverse Effect, (vii) any Events generally applicable to the industries or markets in which the Group Companies operate, (viii) any matter set forth in Section 1.1(a) of the Company Disclosure Letter, (ix) changes attributable to the public announcement, performance or pendency of the Transactions (including the impact thereof on relationships with customers, licensors, licensees, suppliers, employees or other third parties related thereto), but in any case only to extent attributable to such announcement, performance or pendency, provided that this clause (ix) shall not apply to the representations and warranties (or related conditions) that, by their terms, specifically address the consequences arising out of the public announcement, performance or pendency of the Transactions, (x) any Events that are cured by the relevant Group Company prior to Closing, (xi) any actions (A) required to be taken, or required not to be taken, pursuant to the terms of this Agreement or (B) taken with the prior written consent of or at the prior written request of CGAC, or (C) taken by CGAC, the Sponsor or any other CGAC Shareholder, (xii) any worsening of the Events referred to in clauses (ii), (iv), (v), (vii) or (viii) to the extent existing as of the Original BCA Date , or (xiii) any downturn in general economic conditions, including changes in the credit, debt, securities, financial or capital markets (including changes in interest or exchange rates, prices of any security or market index or any disruption of such markets), provided, however, that in the case of each of clauses (ii), (iv), (v), (vii) and (xii) any such Event to the extent it disproportionately affects any of the Group Companies relative to other participants in the industries, markets and geographies in which such Persons operate shall not be excluded from the determination of whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect.
“Company Options” means all outstanding and unexercised options to purchase Company Ordinary Shares pursuant to the Long Term Incentive Plan of the Company.
“Company Ordinary Shares” means, collectively, the ordinary shares, with a nominal value of USD 0.00023647 each, in the capital of the Company.
“Company PCAOB Financial Statements” means (a) the audited consolidated balance sheets of the Company as of March 31, 2023 and 2022, and the audited consolidated statements of income and profit and loss, changes in shareholders’ equity and cash flows, for the years ended March 31, 2023 and 2022 audited by the Independent Auditors in accordance with PCAOB auditing standards, together with the auditor’s report of the Independent Auditors thereon.
“Company Related Party” means the Company and its Affiliates or any of their respective, direct or indirect, former or current general or limited partners, shareholders, managers, members, directors, officers, other representatives or successors or assignees of any of the foregoing. For the avoidance of any doubt, this definition will exclude each Group Company.
“Company Shareholder” means any holder of any Company Shares as of immediately prior to the Acquisition Merger Effective Time.
“Company Shareholder Approval” means (a) the requisite approval, pursuant to the Company’s Articles of Association and the Cayman Act, of the Business Combination and of this Agreement, the Plan of Acquisition Merger, and (b) the requisite approval, pursuant to the Company’s Articles of Association and the Cayman Act, of any other proposals as the SEC (or staff member thereof) indicates (i) are necessary in its comments to the Proxy/Registration Statement or correspondence related thereto, and (ii) are required to be approved by the Company Shareholders in order for the Closings to be consummated.
“Company Shareholder Earnout Shares” means the PubCo Ordinary Shares to be released as contemplated by Section 2.2(j)(v).
“Company Shares” means, collectively, the Company Ordinary Shares.
“Company Transaction Expenses” means any out-of-pocket fees and expenses paid or payable, subject to Section 8.1(c) and Section 8.2(a), by any Acquisition Entity or Group Company (whether or not billed or accrued for, but without double counting) as a result of or in connection with the negotiation, documentation and consummation of the Transactions, including all fees, costs, expenses, brokerage fees, commissions, finders’ fees and disbursements of financial advisors, investment banks, data room administrators, attorneys, accountants and other advisors and service providers, including consultants and public relations firms.
“Competing SPAC” means any publicly traded special purpose acquisition company other than CGAC.
“Contingent Share Rights Agreement” means that certain Share Value Rights Agreement, to be entered into prior to or in connection with the Closing, by and between PubCo, and a rights agent reasonably acceptable to CGAC and the Company, in the form attached hereto as Exhibit F.
“Contract” means any legally binding written or oral other agreement, contract, subcontract, lease, instrument, note, option, warranty, purchase order, license, sublicense, mortgage, guarantee, purchase order, insurance policy or commitment or undertaking of any nature that has any outstanding rights or obligations.
“Control” in relation to any Person means (a) the ownership of, or ability to direct the casting of, more than fifty percent (50%) of the total voting rights conferred by all the shares then in issue and conferring the right to vote at all general meetings of such Person, or (b) the ability to, directly or indirectly, direct or cause the direction of the management and policies of such Person whether through the ownership of securities, by contract or otherwise, and “Controlled”, “Controlling” and “under common Control with” shall be construed accordingly.
“Copyrights” means any and all copyrights and copyrightable works or subject matter, whether registered or unregistered and regardless of the medium of fixation or means of expression, including any of the foregoing that protect original works of authorship fixed in any tangible medium of expression, including in literary works (including in all forms and types of Software), pictorial and graphic works, together with all applications, registrations, renewals, and similar filings for any of the foregoing.
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions, variants or mutations thereof or related or associated epidemics, pandemics or disease outbreaks.
“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, guidelines or recommendations promulgated by any Governmental Authority, including Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19 for similarly situated companies.
“Customs and International Trade Authorizations” means all applicable licenses, license exceptions, notification requirements, registrations and approvals required pursuant to the Customs and International Trade Laws for the lawful export, deemed export, re-export, deemed re-export transfer or import of goods, software, technology, technical data and services.
“Customs and International Trade Laws” means all applicable import, customs and trade, export and anti-boycott laws, including (a) the laws, regulations, and programs administered or enforced by U.S. Customs and Border Protection, U.S. Immigration and Customs Enforcement, the U.S. Department of Commerce, the U.S. International Trade Commission, the U.S. Department of State, and their predecessor agencies, and (b) the anti-boycott laws and regulations administered by the U.S. Department of the Treasury or Department of Commerce.
“CSRs” means, collectively, the Class A CSRs, the Class B CSRs and the Class C CSRs.
“Deferred IPO Fees” means the amounts of deferred underwriting fees and deferred advisory fees payable in connection with the IPO that are payable upon consummation of the Business Combination.
“Depositary” means The Bank of New York Mellon (or an affiliate).
“Disclosure Letter” means, as applicable, the Company Disclosure Letter and the CGAC Disclosure Letter.
“Domestication” means the continuation of the Company’s legal personality from Cyprus to the Cayman Islands pursuant to section 354I and 354IH of the Cyprus Companies Law (Cap.113) and section 201 of the Cayman Act.
“Domestication Effective Date” means July 26, 2023
“DTC” means the Depository Trust Company.
“Earn-Out Target” means each or any of First Level Earn-Out Target, Second Level Earn-Out Target and Third Level Earn-Out Target.
“Environmental Law” means any law (including statutes, common laws and regulations) directly relating to (a) the protection, investigation or restoration of the environment or natural resources, (b) the handling, use, presence, disposal or release of any Hazardous Substance, or (c) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property.
“Environmental Licenses” means all permits, consents, authorizations, licenses, orders, registrations, certificates, variances or other similar approvals required to operate the business of any of the Group Companies, as conducted by the Group Companies, in accordance with applicable Environmental Law.
“Equity Facility Financing” means any binding subscription or purchase of Equity Securities of PubCo (or of securities exercisable, convertible or exchangeable into Equity Securities of PubCo) for cash pursuant to any definitive agreement entered into by PubCo with Cantor Fitzgerald L.P. or any of its Affiliates, or with any similar provider of equity financing facilities.
“Equity Securities” means, with respect to any Person, any capital stock or issued share capital, equity interests, membership interests, partnership interests or registered capital, joint venture or other ownership interests in such person and any options, warrants or other securities (for the avoidance of doubt, including debt securities) that are directly or indirectly convertible into, or exercisable or exchangeable for, such capital stock or issued share capital, equity interests, membership interests, partnership interests or registered capital, joint venture or other ownership interests (whether or not such derivative securities are issued by such Person).
“Event” means any event, state of facts, development, change, circumstance, occurrence or effect.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exempt CoC” means any Existing Company Shareholder beneficially owning, as of the Original BCA Date, more than 25% of the combined voting power of the outstanding Company Ordinary Shares obtaining beneficial ownership (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of the voting shares of PubCo representing more than fifty percent (50%) and less than sixty-five percent (65%) of the voting power of the shares of PubCo entitled to vote for the election of directors of PubCo.
“Existing Company Shareholders” means each of the Company Shareholders identified on the Voting and Support Agreement.
“Fully Diluted Basis” means, in relation to the Company, (a) all Company Shares issued and outstanding as of the relevant date, and (b) the maximum number of Company Shares issuable upon exercise of any options, warrants or other convertible or exchangeable securities, instruments or other similar obligations outstanding or in existence as of the relevant date.
“GAAP” means generally accepted accounting principles as in effect in the United States.
“GDRs” means the Regulation S and Rule 144A global depositary receipts representing Company Ordinary Shares issued pursuant to the GDR Deposit Agreement.
“GDR Conditions” means the terms and conditions applicable to the GDRs set out in the GDR Deposit Agreement.
“GDR Facility” means the Regulation and Rule 144A GDR facility established pursuant to the GDR Deposit Agreement.
“GDR Deposit Agreement” means the deposit agreement dated October 27, 2021 (as amended from time to time) between the Company and the GDR Depositary.
“Government Official” means any officer, cadre, civil servant, employee or any other person acting in an official capacity for any Governmental Authority (including any political party or official thereof), or to any candidate for political office.
“Governmental Authority” means the government of any nation, province, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory, taxing or administrative functions of or pertaining to government, regulation or compliance, or any arbitrator or arbitral body.
“Governmental Order” means any applicable order, ruling, decision, verdict, decree, writ, subpoena, mandate, precept, command, directive, consent, approval, award, judgment, injunction or other similar determination or finding by, before or under the supervision of any Governmental Authority.
“Gross Proceeds” means, without duplication, (i) as of the Closing Date, the sum of (x) the gross proceeds from any Additional Permitted Financing (whether such proceeds are payable to PubCo or to Existing Company Shareholders) and (y) the cash balance in the Trust Account, giving effect to any CGAC Share Redemptions, but prior to the payment of any Transaction Expenses, and (ii) as of any date of determination following the Closing Date, the gross proceeds from all Post-Closing Financings consummated during the 180-day period following the Closing Date.
“Gross Proceeds Cap” means Gross Proceeds of at least $50,000,000.
“Gross Proceeds Target” means Gross Proceeds of at least $25,000,000.
“Group Companies” (and with the corresponding meaning, “Group Company”) means the Company and its Subsidiaries as of the Original BCA Date.
“Hazardous Substances” means any pollutant or contaminant or any toxic, radioactive, ignitable, corrosive, reactive or otherwise hazardous substance, waste or material, including petroleum, its derivatives, by-products and other hydrocarbons, and any other substance, waste or material regulated as a pollutant or otherwise as “hazardous”, the subject of or which could give rise to Liability under any applicable Law pertaining to the environment.
“IFRS” means the International Financial Reporting Standards as adopted by the International Accounting Standards Board.
“Indebtedness” means, with respect to any Person, without duplication, (a) all indebtedness of such Person for borrowed money, including the outstanding principal and accrued and unpaid interest and any per diem interest accruals, (b) any obligations as lessee under capitalized lease obligations under GAAP or IFRS (as applicable based on accounting principles used by the applicable Person), (c) amounts drawn (including any accrued and unpaid interest) on letters of credit, bank guarantees, bankers’ acceptances and other similar instruments (solely to the extent such amounts have actually been drawn), (d) the principal of and premium (if any) in respect of obligations evidenced by bonds, debentures, notes and similar instruments, (e) the termination value of interest rate protection agreements and currency obligation swaps, hedges or similar arrangements (without duplication of other indebtedness supported or guaranteed thereby), (f) the principal component of all obligations to pay the deferred and unpaid purchase price of property and equipment which have been delivered, including “earn outs” and “seller notes” but excluding payables arising in the Ordinary Course, (g) breakage costs, prepayment or early termination premiums, penalties, or other fees or expenses payable as a result of the consummation of the Transactions in respect of any of the items in the foregoing clauses (a) through (f), and (h) all Indebtedness of another Person referred to in clauses (a) through (g) above guaranteed directly or indirectly, jointly or severally.
“Independent Auditors” means UHY LLP or some other internationally recognized accounting firm that meets the requisite independence standards.
“Independent Director” means an individual to serve on the CGAC Board who is “independent” as determined in accordance with the U.S. rules and regulations applicable to audit committee members (including the applicable rules of Nasdaq).
“Initial Merger Consideration” means the sum of all PubCo Ordinary Shares receivable by CGAC Shareholders pursuant to Section 2.2(e)(iii).
“Intellectual Property” means all rights, title and interest in or relating to intellectual property in any jurisdiction throughout the world, including: (a) all Patents; (b) all Copyrights and mask works; (c) all Trademarks; (d) all Internet domain names, and social media identifiers and accounts; (e) all Trade Secrets; (f) all moral and economic rights of authors and inventors, however denominated, rights of publicity and privacy, and database rights; (g) all applications and registrations, and any renewals, extensions and reversions, of any of the foregoing; and (h) all other intellectual property rights or proprietary rights.
“Intervening Event” means any Event materially affecting the business, assets or operations of the Group Companies, taken as a whole, that first becomes known to the Company Board after the Original BCA Date but before obtaining the Company Shareholder Approval, to the extent not known to or reasonably foreseeable by the Company Board as of or prior to the Original BCA Date; provided, however, that in no event will (i) the receipt, existence or terms of a Company Acquisition Proposal or Superior Proposal, or any proposal that would reasonably be expected to lead to a Company Acquisition Proposal or Superior Proposal, or any matter relating to or consequence of any of the foregoing, (ii) any changes in Law or the settlement (or any offer or proposal of settlement) of any lawsuits, investigations, inquiries, audits, suits, proceedings, claims, examinations or other administrative or judicial proceedings, (iii) changes in the market price or trading volume of the Company Shares, or any Group Company meeting or exceeding internal or published projections, forecasts or revenue or earnings predictions for any period (provided that the underlying causes of any of the foregoing may be considered in determining whether an Intervening Event has occurred or would reasonably be expected to result), or (iv) any event, development or change relating solely to CGAC or its Affiliates, in each case, constitute an “Intervening Event” or be taken into account in determining whether an Intervening Event has occurred or would reasonably be expected to result.
“Investment Company Act” means the Investment Company Act of 1940.
“JOBS Act” means the Jumpstart Our Business Startups Act of 2012.

“Knowledge of CGAC” or any similar expression means the actual knowledge of the Persons listed on Section 1.1 of the CGAC Disclosure Letter.
“Knowledge of the Company” or any similar expression means the actual knowledge of the Persons listed on Section 1.1 of the Company Disclosure Letter.
“Law” means any statute, law, ordinance, rule, regulation or Governmental Order, in each case, of any Governmental Authority, or any provisions or interpretations of the foregoing, including general principles of common and civil law and equity or similar agreement entered into with any Governmental Authority.
“Leased Real Property” means any real property subject to a Company Lease.
“Liabilities” means debts, liabilities and obligations (including Taxes), whether accrued or fixed, absolute or contingent, matured or unmatured, deferred or actual, determined or determinable, known or unknown, including those arising under any Law, Action or Governmental Order and those arising under any Contract.
“Licensed Intellectual Property” means all Intellectual Property that any third party Person owns and that any Group Company uses or has the right to use pursuant to a written license or sublicense.
“Material Contracts” means, collectively, each Company Contract that:
(a)   involves Indebtedness with an amount higher than $10,000,000 (or its equivalent in any other currency);
(b)   involves obligations or expected obligations (contingent or otherwise), payments or revenues in excess of $10,000,000 (or its equivalent in any other currency) in the next 12 months after the date of this Agreement;
(c)   involves the establishment, contribution to, or operation of a partnership, joint venture, alliance or similar entity, or involving a sharing of profits or losses (including joint development and joint marketing Contracts), or any investment in, loan to or acquisition or sale of the securities, Equity Securities or assets of any person, involving payments in excess of $1,000,000 (or its equivalent in any other currency);
(d)   involves the lease, license, sale, use, disposition or acquisition of a business or assets constituting a business involving purchase price, payments or revenues in excess of $1,000,000 (or its equivalent in any other currency);
(e)   involves the waiver, compromise, or settlement of any Action with an amount higher than $500,000 (or its equivalent in any other currency);
(f)   is a labor agreement, collective bargaining agreement or any other labor-related agreements or arrangements with a Union;
(g)   is with a Company Related Party involving payments of an amount (when aggregated with any other payments payable to such Company Related Party under Company Contracts) higher than $500,000 per annum (or its equivalent in any other currency): or
(h)   that constitutes a “material contract” (as such term is defined in item 601(b)(10) of Regulation S-K of the Securities Act).
“Nasdaq” means The Nasdaq Stock Market LLC.
“Open Source Software” means any Software that contains, or is derived in any manner (in whole or in part) from any Software distributed (a) as “free software”, (b) as “open source software” or “copyleft” or “community” software or source code, or pursuant to any license identified as an “open source license” by the Open Source (www.opensource.org/licenses) or other license that substantially conforms to the Open Source Definition (opensource.org/osd), or (c) under a license that requires that any software be (i) made available or distributed in source code form, (ii) licensed for the purpose of making derivative works,

(iii) licensed under terms that allow reverse engineering, reverse assembly or disassembly of any kind, or (iv) redistributable at no charge.
“Ordinary Course” means, with respect to an action taken or refrained from being taken by a Person, that such action or omission is taken in the ordinary course of the normal day-to-day operations of such Person taking into consideration such Person’s past practices, including its results of operations, financial condition and prospects in the relevant period, and including any reasonable actions taken or refrained from being taken in good faith in response to COVID-19, any COVID-19 Measures or any change in such COVID-19 Measures whether taken prior to or following the date of this Agreement; provided that any such actions or COVID-19 Measures are either consistent with recent past practice in response to COVID-19 or are taken in good faith.
“Organizational Documents” means, with respect to any Person, its certificate of incorporation and bylaws, memorandum and articles of association or similar organizational documents, in each case, as amended.
“Outstanding Company Shares” means the Company Shares outstanding immediately prior to the Closing Date on a Fully Diluted Basis.
“Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by any of the Group Companies.
“Patents” means any and all patents, patent applications, provisional patent applications, patent cooperation treaty applications, patent disclosures, priority patent filings, utility models, inventors’ certificates and certificates of invention, and similar filings and applications for any of the foregoing, whether filed, established, registered, or recorded in any country (or any political subdivision thereof) in the world, and any and all substitutions, divisions, continuations, continuations-in-part, reissues, renewals, extensions, re-examinations, revisions, patents of addition and supplementary protection certificates, or the like and any foreign equivalents of any of the foregoing, together with, any and all inventions and improvements described or claimed in any of the foregoing and any and all rights and privileges corresponding to any of the foregoing throughout the world.
“PCAOB” means the Public Company Accounting Oversight Board.
“Per Share Merger Equity Consideration Value” means an amount in dollars equal to the Closing Equity Value, divided by the number of Outstanding Company Shares.
“Permitted Encumbrance” means (a) Security Interests for Taxes, assessments and governmental charges or levies not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with IFRS; (b) mechanics’, carriers’, workmen’s, repairmen’s, materialmen’s or other Security Interests arising or incurred in the Ordinary Course in respect of amounts that are not yet due and payable; (c) rights of any third parties that are party to or hold an interest in any Contract to which any Group Company is a party; (d) defects or imperfections of title, easements, encroachments, covenants, rights-of-way, conditions, matters that would be apparent from a physical inspection or current, accurate survey of such real property, restrictions and other similar charges or Security Interests that do not materially interfere with the present use of the Leased Real Property, (e) with respect to any Leased Real Property (i) the interests and rights of the respective lessors with respect thereto, including any statutory landlord liens and any Security Interests thereon, (ii) any Security Interests permitted under the Company Leases, (iii) any Security Interests encumbering the real property of which the Leased Real Property is a part, and (iv) zoning, building, entitlement and other land use and environmental regulations promulgated by any Governmental Authority that do not materially interfere with the current use of the Leased Real Property, (f) licenses of Intellectual Property entered into in the Ordinary Course, (g) Ordinary Course purchase money Security Interests and Security Interests securing rental payments under operating or capital lease arrangements for amounts not yet due or payable, (h) other Security Interests arising in the Ordinary Course and not incurred in connection with the borrowing of money and on a basis consistent with past practice in connection with workers’ compensation, unemployment insurance or other types of social security, (i) reversionary rights in favor of landlords under any Company Leases with respect to any of the buildings or other improvements owned by any Group Company, (j) any other Security Interests that have been incurred or suffered in the Ordinary Course and do not materially impair the existing use of the property affected by such Security Interest, and (k) any Security Interest disclosed in Section 1.1(b) of the Company Disclosure Letter.
“Permitted Indebtedness” means the Indebtedness set forth on Section 1.1(c) of the Company Disclosure Letter.
“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, trust, estate, joint venture, joint stock company, Governmental Authority or instrumentality or other entity of any kind.
“Personal Information” means, in addition to any definition for such term or for any similar term (e.g., “personally identifiable information”, “personal data” or “PII”) provided by Law, or by the Group Companies in any of its applicable privacy policies, notices or Contracts, all information that identifies, relates to or could be used to identify, contact or track an individual person, household or device, directly or indirectly whether or not such information is associated with an identifiable individual. “Personal Information” may relate to any individual, including a current, prospective, or former customer, end user or employee of any Person, and includes applicable information in any form or media, whether paper, electronic, or otherwise.
“Plan of Acquisition Merger” means the plan and agreement of merger between Merger Sub 2 and Company substantially in the form attached hereto as Exhibit C-1 and any amendment or variation thereto made in accordance with the provisions of the Cayman Act with the consent of CGAC and the Company.
“Plan of SPAC Merger” means the plan and agreement of merger between Merger Sub 1 and CGAC substantially in the form attached hereto as Exhibit C-2 and any amendment or variation thereto made in accordance with the provisions of the Cayman Act with the consent of CGAC and the Company.
“Post-Closing Financings” means the subscription or purchase by an investor (which investor, for the avoidance of any doubt, shall include any existing shareholders of the Company) for cash after the Closing Date and on or prior to the expiry of 180 days following the Closing Date of any debt securities or other indebtedness for borrowed money or any Equity Securities issued by PubCo (or of securities exercisable, convertible or exchangeable into Equity Securities to be issued by PubCo) including ordinary shares, preferred shares, convertible or exchangeable bonds or notes, warrants or other equity securities, and which is (i) a PubCo Closing Value Sale, (ii) Equity Facility Financing, or (iii) is on terms and conditions as and to the extent consented to in writing by PubCo (which consent may be withheld in PubCo’s sole and absolute discretion).
“Privacy Laws” means any and all Laws and generally adopted self-regulatory guidelines (including of any applicable jurisdiction) to the extent relating to the receipt, collection, compilation, use, storage, Processing, sharing, safeguarding, security (both technical and physical), disposal, destruction, disclosure or transfer (including cross-border) of Personal Information, including the Federal Trade Commission Act, the California Consumer Privacy Act of 2018 and any implementing regulations, as amended, and the General Data Protection Regulation, Regulation 2016/679/EU on the protection of natural persons with regard to the processing of personal data and on the free movement of such data (GDPR), as amended, and any and all Laws relating to breach notification in connection with Personal Information.
“Process” or “Processing” means, with respect to Personal Information, the use, collection, creation, processing, receipt, storage, recording, organization, structuring, adaption, alteration, transfer, retrieval, consultation, disclosure, transmission, dissemination, making available, alignment, combination, restriction, erasure or destruction of such Personal Information.
“Prohibited Person” means any Person that is (a) organized under the laws of, or ordinarily resident or located in, any country or territory targeted by comprehensive, country-wide or territory-wide Sanctions (which, as of the date of this Agreement, consists of Cuba, Iran, North Korea, Syria and the Crimea region and the so-called Donetsk People’s Republic and Luhansk People’s Republic in Ukraine of Ukraine), (b) included on any Sanctions-related list of blocked or designated parties (including the U.S. Department of Treasury’s Specially Designated Nationals and Blocked Persons List, Specially Designated Narcotics Traffickers List, Specially Designated Terrorists List, Specially Designated Global Terrorists List, or the Annex to Executive Order No. 13224; or any list of blocked Persons subject to sanctions issued by the United Nations Security Council, Office of Financial Sanctions Implementation or HM Treasury of the United

Kingdom, the European Commission, the European Union and/or any member state of the European Union), (c) owned fifty percent or more, directly or indirectly, or controlled by any of the foregoing.
“Proxy Statement” means the proxy statement forming part of the Proxy/Registration Statement filed with, or confidentially submitted to, the SEC, with respect to the CGAC Shareholders’ Meeting and the Transactions, to be used for the purpose of soliciting proxies from CGAC Shareholders to approve the Transaction Proposals, as amended or supplemented from time to time.
“PubCo Articles of Association” means the Memorandum and Articles of Association of PubCo, which as of the Acquisition Merger Effective Time shall be substantially in the form of Exhibit E hereto, as amended or restated from time to time thereafter in accordance with the terms thereof.
“PubCo Closing Value Sale” means the binding subscription or purchase for cash of PubCo Ordinary Shares for a price per share equal to or greater than $10 and other terms and conditions as are customary for a private investment in ordinary shares of a publicly traded company.
“PubCo Ordinary Shares” means the ordinary shares of PubCo, par value $0.0001 per share.
“Public Filings” means all regulatory announcements published by the Company on the UK Regulatory Information Service since March 1, 2022.
“Registration Rights Agreement” means the Amended and Restated Registration Rights Agreement substantially in the form of Exhibit D hereto.
“Relationship Agreement” means the Relationship Agreement dated October 27, 2021 between the Company and SGI Group Limited (formerly known as Softline Group Inc.).
“Representatives” of a Person means, collectively, officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives of such Person or its Affiliate.
“Required Governmental Authorization” means all material franchises, approvals, permits, consents, qualifications, certifications, authorizations, licenses, orders, registrations, certificates, variances or other similar permits, rights and all pending applications therefor from or with the relevant Governmental Authority required to operate the business of any of the Group Companies, as currently conducted, in accordance with applicable Law.
“Rights Agent” means the rights agent party to the Contingent Share Rights Agreement.
“Sanctions” means those trade, economic and financial sanctions laws, regulations, embargoes, and restrictive measures (in each case having the force of law) administered, enacted or enforced from time to time by (a) the United States (including the U.S. Department of Treasury’s Specially Designated Nationals and Blocked Persons List, Specially Designated Narcotics Traffickers List, or Specially Designated Terrorists List, Specially Designated Global Terrorists List, or the Annex to Executive Order No. 13224), (b) the European Commission and/or European Union and enforced by its member states, (c) the United Nations Security Council, and (d) the United Kingdom (including the Office of Financial Sanctions Implementation of His Majesty’s Treasury), to the extent any of the same may lawfully be included within this definition pursuant to the provisions of the European Union’s Council Regulation (EC) No 2271/96 of 22 November 1996 protecting against the effects of the extra-territorial application of legislation adopted by a third country and Council Regulation (EC) No 2271/96, including as part of United Kingdom domestic law by virtue of the European Union (Withdrawal) Act 2018 and as amended by the Protecting against the Effects of the Extraterritorial Application of Third Country Legislation (Amendment) (EU Exit) Regulations 2020.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933.
“Security Interest” means (a) any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, deed of trust, title retention, security interest or other similar encumbrance of any kind, including any right granted by a transaction which, in legal terms, is not the granting of security but which has an economic or financial effect similar to the granting of security under applicable Law, (b) any proxy, (other than a revocable proxy in connection with a shareholders meeting) voting trust agreement, option or transfer restriction in favor of any Person, and (c) any adverse Action as to title, possession or use, except for any of the foregoing referred to in clauses (a), (b), or (c) above created by or arising under any Transaction Document, applicable Law or otherwise arising by statutes.
“Share Exchange Ratio” means the quotient obtained by dividing (a) the Per Share Merger Equity Consideration Value by (b) $10.
“Social Insurance” means any form of social insurance or social contribution required under applicable Law, including social security, employment, unemployment or employee insurance, workmen’s compensation and medical insurance, and any contribution payable therewith to any Governmental Authority or social welfare organization.
“Software” means any and all computer programs (whether in source code, object code, executable code, human readable form or other form), applications, algorithms, user interfaces, firmware, development tools, templates and menus, and all documentation, including user manuals and training materials, to the extent related to any of the foregoing.
“Sponsor Shares” means the 9,825,001 CGAC Class B Ordinary Shares, par value $0.0001 per share, that were issued to the Sponsor as of the Original BCA Date, including any CGAC Ordinary Shares issued to the Sponsor upon conversion thereof after the Original BCA Date.
“Subsidiary” means, with respect to a Person, any partnership, limited liability company, corporation or other business entity of which (a) if a corporation, a majority of the total voting power of share capital or shares of capital stock or issued share capital entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, (b) if a partnership, limited liability company or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof, or (c) in any case, such Person controls the management thereof.
“Tax” or “Taxes” means all federal, state, local, foreign or other taxes imposed by any Governmental Authority, including all forms of tax, and duties, charges, withholdings and levies in the nature of tax, wherever imposed, such as all income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, issued share capital, ad valorem, value added, inventory, franchise, profits, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, alternative or add-on minimum, or estimated taxes, and including any interest, penalty, surcharge, fine or addition thereto.
“Tax Returns” means, in any jurisdiction, all federal, state, local, provincial and municipal returns, declarations, computations, notices, statements, claims, reports, schedules, forms and information returns, including any attachment thereto or amendment thereof, required or permitted to be supplied to, or filed with, a Governmental Authority with respect to Taxes.
“Termination Fee” means an amount equal to three percent (3%) of the Closing Equity Value.
“Trade Secrets” means any and all trade secrets and confidential and proprietary information, including technology, discoveries, improvements, Software, know-how, ideas, research and development, proprietary rights, formulae, technical information, techniques, inventions (including conceptions and/or reductions to practice), customer and supplier lists, pricing and cost information, business and marketing plans and proposals, databases and data, designs, drawings, compositions, procedures, processes, algorithms, models, formulations, manuals, specifications and systems, whether or not any of the foregoing is patentable or copyrightable.
“Trademarks” means any and all trademarks, service marks, trade names, business marks, service names, brand names, trade dress rights, logos, slogans, corporate names, trade styles, and other source or business identifiers and general intangibles of a like nature, together with the goodwill to the extent associated with any of the foregoing, whether or not any of the foregoing are registered, along with all applications, registrations, renewals and extensions thereof.
“Trading Day” means any day on which Nasdaq is open for trading.
“Transaction Documents” means, collectively, this Agreement, the Amended and Restated Sponsor Support Agreement, the Amended and Restated Voting and Support Agreement, the Registration Rights Agreement, the Assignment, Assumption and Amendment Agreement, the Merger Filing Documents, Escrow Agreement, the Contingent Share Rights Agreement and any other agreements, documents or certificates entered into or delivered pursuant hereto or thereto, and the expression “Transaction Document” means any one of them.
“Transactions” means, collectively, the Mergers and each of the other transactions contemplated by this Agreement or any of the other Transaction Documents.
“Transfer Taxes” means any transfer, documentary, sales, use, real property, stamp, registration, excise, recording, registration, value added and other similar Taxes, fees and costs (including any associated penalties and interest) payable in connection with or by reason of the execution and delivery of this Agreement and the Transactions.
“UK Market Abuse Regulation” means the Market Abuse Regulation (EU 596/2014) as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018.
“Union” means any labor union, labor organization, works council or other employee representative body.
“VWAP” means, for PubCo Ordinary Shares as of any Trading Day, the dollar volume-weighted average price for such shares traded on Nasdaq during the period beginning at 9:30:01 a.m., New York time on such Trading Day and ending at 4:00:00 p.m., New York time on such Trading Day, as reported by Bloomberg through its “HP” function (set to weighted average).
“VWAP Measurement Period” means, for PubCo Ordinary Shares, such period that PubCo Ordinary Shares have traded at the applicable VWAP price (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and other similar transactions) for twenty (20) Trading Days over any thirty (30) Trading Day period.
“Warrant Agreement” means Warrant Agreement, dated as of December 16, 2020, by and between CGAC and CST, as warrant agent.
Section 1.2.   Other Definitions.   The following terms are defined in the Sections of the Agreement indicated below:
“A&O”	Section 11.18(b)
“Acceptable Confidentiality Agreement”	Section 6.3(f)(ii)
“Acquisition Closing”	Section 2.2(a)
“Acquisition Merger”	Recitals
“Acquisition Merger Effective Time”	Section 2.2(a)
“Acquisition Merger Filing Documents”	Section 2.2(a)
“Agreement”	Opening Paragraph
“Alignment Escrow Shares”	Section 2.5(c)
“Alignment Shares”	Section 2.5(a)
“Amended and Restated Sponsor Support Agreement”	Recitals
“Amended and Restated Voting and Support Agreement”	Recitals
“Anticorruption Laws”	Section 3.6(d)

“Anti-Money Laundering Laws”	Section 3.23
“Articles of the SPAC Surviving Entity”	Section 2.2(c)
“Articles of the Surviving Company”	Section 2.2(viii)(h)
“Cayman Act”	Recitals
“CG Group”	Section 11.18(a)
“CGAC”	Opening Paragraph
“CGAC Board”	Recitals
“CGAC Board Recommendation”	Section 8.2(b)(ii)
“CGAC Cure Period”	Section 10.1(g)
“CGAC Disclosure Letter”	Article IV
“CGAC Financial Statements”	Section 4.7(a)
“CGAC Non-Recourse Party”	Section 11.16
“CGAC SEC Filings”	Section 4.12
“CGAC Shareholders’ Meeting Form 8-K”	Section 8.2(d)(iii)
“CGAC Shareholders’ Meeting”	Section 8.2(b)(i)
“Change of Control Price”	Section 2.2(j)(v)
“Closings”	Section 2.2(a)
“Closing Date”	Section 2.2(a)
“Closing Form 6-K”	Section 8.2(d)(iii)
“Closing Press Release”	Section 8.2(d)(iii)
“Closing Sponsor Alignment Shares”	Section 2.5(a)
“Company”	Opening Paragraph
“Company Board”	Recitals
“Company Cure Period”	Section 10.1(f)
“Confidential Intellectual Property”	Section 3.14(f)
“Company Disclosure Letter”	Article III
“Company IT Systems”	Section 3.14(i)
“Company Lease”	Section 3.13(b)
“Company Letter of Transmittal”	Section 2.4(a)
“Company Material Lease”	Section 3.13(b)
“Company Non-Recourse Party”	Section 11.16
“Company Recommendation”	Section 3.25
“Company Registered Intellectual Property”	Section 3.14(a)
“Company Shareholder Certificates”	Section 2.4(c)
“Company Shareholders’ Meeting”	Section 8.2(c)(i)
“D&O Indemnified Parties”	Section 6.4(a)
“Dissenting CGAC Shares”	Section 2.2(e)(vii)
“Dissenting Company Shares”	Section 2.2(j)(iii)
“Escrow Account”	Section 2.5(d)
“Escrow Agent”	Section 2.5(d)
“Escrow Agreement”	Section 2.5(d)
“Escrowed Shares”	Section 2.5(d)
“Excess Expense Amount”	Section 8.8(b)
“Exchange Agent”	Section 2.4(a)

“First Level Earn-Out Target”	Section 2.2(j)(v)(A)
“Gross Proceeds Balance”	Section 2.5(c)
“Group Company Software”	Section 3.14(h)
“Initial Closing”	Section 2.2(a)
“Initial Merger”	Recitals
“Initial Merger Effective Time”	Section 2.2(a)
“Initial Merger Filing Documents”	Section 2.2(a)
“Intended Tax Treatment”	Recitals
“Interim Balance Sheet Date”	Section 3.9
“Interim Period”	Section 6.1(a)
“IPO”	Section 11.1
“Lost Certificate Affidavit”	Section 2.4(f)
“LTIP”	Section 8.7
“Material Permits”	Section 3.6(g)
“Mergers”	Recitals
“Merger Filing Documents”	Section 2.2(a)
“Merger Sub”	Opening Paragraph
“Merger Sub 2 Share”	Section 5.2(a)
“Negotiation Period”	Section 6.3(d)(B)
“Notice”	Section 6.3(d)(A)
“Organizational Chart”	Section 3.3
“Original BCA Date”	Article III
“Outside Date”	Section 10.1(i)
“Permitted Person”	Section 3.14(h)
“Permitted Refinancing Indebtedness”	Section 6.1(b)(ii)
“Privacy and Cybersecurity Requirements”	Section 3.15(a)
“Proxy Effective Date”	Section 8.2(c)(i)
“Proxy/Registration Statement”	Section 8.2(a)
“PubCo Board”	Section 2.3(b)
“Regulatory Approvals”	Section 8.1(a)
“Reitler”	Section 11.18(a)
“Rollover Option”	Section 2.3(a)
“Second Level Earn-Out Target”	Section 2.2(j)(v)(B)
“Shareholder Certificates”	Section 2.4(c)
“Shareholder Litigation”	Section 8.9(a)
“SPAC Surviving Entity”	Section 2.2(a)
“Sponsor”	Recitals
“Sponsor Earn-Out Shares”	Section 2.5(d)
“Superior Proposal”	Section 6.3(f)(i)
“Surviving Company”	Section 2.2(a)
“Terminating CGAC Breach”	Section 10.1(g)
“Terminating Company Breach”	Section 10.1(f)
“Third Level Earn-Out Target”	Section 2.2(j)(v)(C)
“Transaction Proposals”	Section 8.2(a)(i)

“Transmittal Documents”	Section 2.4(c)
“Trust Account”	Section 11.1
“Trust Agreement”	Section 4.13
“Trustee”	Section 4.13
Section 1.3.   Construction
(a)   Unless the context of this Agreement otherwise requires or unless otherwise specified, (i) words of any gender shall be construed as masculine, feminine, neuter or any other gender, as applicable; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby,” “herewith,” “hereto” and derivative or similar words refer to this entire Agreement; (iv) the terms “Article” or “Section” refer to the specified Article or Section of this Agreement; (v) the terms “Schedule” or “Exhibit” refer to the specified Schedule or Exhibit of this Agreement; (vi) the words “including,” “included,” or “includes” shall mean “including, without limitation;” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it; (vii) the word “extent” in the phrase “to the extent” means the degree to which a subject or thing extends and such phrase shall not simply mean “if;” (viii) the word “or” shall be disjunctive but not exclusive; (ix) the word “will” shall be construed to have the same meaning as the word “shall”; (x) unless the context otherwise clearly indicates, each defined term used in this Agreement shall have a comparable meaning when used in its plural or singular form; (xi) references to “written” or “in writing” include in electronic form; and (xii) a reference to any Person includes such Person’s successors and permitted assigns;
(b)   Unless the context of this Agreement otherwise requires, references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.
(c)   References to “$”, “dollar”, or “cents” are to the lawful currency of the United States of America.
(d)   All accounting terms used in this Agreement and not expressly defined in this Agreement shall have the meanings given to them under GAAP (with respect to CGAC) and IFRS (with respect to any Group Company).
(e)   Unless the context of this Agreement otherwise requires, references to the Company with respect to periods following the Acquisition Merger Effective Time shall be construed to mean the Surviving Company and vice versa.
(f)   Unless the context of this Agreement otherwise requires, references to CGAC with respect to periods following the Initial Merger Effective Time shall be construed to mean the SPAC Surviving Entity and references to the Company with respect to the periods after the Acquisition Merger shall be construed to mean the Surviving Company.
(g)   The table of contents and the section and other headings and subheadings contained in this Agreement and the Exhibits hereto are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Agreement or any Exhibit hereto.
(h)   Unless the context of this Agreement otherwise requires, references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto.
(i)   Capitalized terms used in the Exhibits and each Disclosure Letter and not otherwise defined therein have the meanings given to them in this Agreement.
(j)   With regard to each and every term and condition of this Agreement, the parties hereto understand and agree that the same has been mutually negotiated, prepared and drafted, and if at any time the parties hereto desire or are required to interpret or construe any such term or condition or any agreement or instrument subject hereto, no consideration shall be given to the issue of which party actually prepared, drafted or requested any term or condition of this Agreement.
(k)   For the avoidance of doubt, none of the obligations, representations, warranties, undertakings, covenants or indemnities expressed to be made or given by (a) the Company under this Agreement shall be deemed as obligations, representations, warranties, undertakings, covenants or indemnities made or given by any Company Shareholder, or (b) CGAC under this Agreement shall be deemed as obligations, representations, warranties, undertakings, covenants or indemnities made or given by the Sponsor or any other shareholder of CGAC.
ARTICLE II
TRANSACTIONS; CLOSING
Section 2.1.   Pre-Closing Actions
(a)   Intentionally Omitted
(b)   Company GDR Deposit Agreement.   The Company shall use reasonable best efforts to procure that the GDR Deposit Agreement and GDR Conditions be amended by no later than the Effective Time to provide for: (i) the prohibition on further withdrawals from, or deposits into, the GDR Facility; (ii) the cancellation of the existing GDRs as at the Effective Time; and (iii) the exchange of the Company Ordinary Shares held by the Depositary’s custodian pursuant to the Acquisition Merger for the Pubco Ordinary Shares constituting the Acquisition Merger Consideration in respect of such Company Ordinary Shares and the deposit of such PubCo Ordinary Shares in the ADS Facility in order to allow the Depositary to issue the ADSs representing such PubCo Ordinary Shares to former holders of GDRs that deemed to have elected to deposit their PubCo Ordinary Shares into the ADS Facility as at the Effective Time.
(c)   ADS Deposit Agreement; ADS Registration Statement.   Prior to the Effective Time, PubCo shall use reasonable best efforts to enter into the ADS Deposit Agreement with the Depositary to establish the ADS Facility, and PubCo shall direct the Depositary to file with the SEC, and cooperate with the Depositary in filing, a Registration Statement on Form F-6, including any amendments thereto (the “ADS Registration Statement”), registering an aggregate amount of ADSs corresponding to the total number of PubCo Ordinary Shares to be issued pursuant to Section 2.2.
Section 2.2.   The Mergers
(a)   Closings; Closing Date.   On the terms and subject to the conditions of this Agreement, the consummation of the Initial Merger and closing of the Transactions contemplated by this Agreement with respect to the Initial Merger (the “Initial Closing”) shall take place electronically by exchange of documents and electronic signatures in accordance with Section 11.9 on the date that is two (2) Business Days following the date on which all conditions set forth in Article IX have been satisfied or waived (other than those conditions that by their terms or nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing), or at such other place, time or date as CGAC and the Company may mutually agree in writing. The closing of the Acquisition Merger (the “Acquisition Closing”, and together with the Initial Closing, the “Closings”) shall occur and become effective immediately after the Initial Closing. The date on which the Closings occur is referred to herein as the “Closing Date”. At the Initial Closing, CGAC shall merge with and into Merger Sub 1, with Merger Sub 1 being the surviving company (the “SPAC Surviving Entity”) in the Initial Merger. In addition, all shares in PubCo existing immediately prior to the Initial Closing shall be canceled at the Initial Closing so that the only shares of PubCo existing immediately following the Initial Closing are the PubCo Ordinary Shares receivable by CGAC Shareholders as the Initial Merger Consideration. At the Acquisition Closing, Merger Sub 2 shall merge with and into the Company with the Company being the surviving company (the “Surviving Company”). On the Closing Date, (i) upon the Initial Closing, CGAC, and Merger Sub 1 shall execute, and CGAC, PubCo and Merger Sub 1 shall cause to be filed with the Cayman Registrar, the Plan of SPAC Merger and such other documents as may be required in accordance with the applicable provisions of the Cayman Act or by any other applicable Law to make the Initial Merger effective (the “Initial Merger Filing Documents”); and (ii) upon the Acquisition Closing, the Company and Merger Sub 2 shall execute, and PubCo, the Company and Merger Sub 2 shall cause to be filed with the Cayman Registrar, the Plan of Acquisition Merger and such other documents as may be required in accordance with the applicable provisions of the Cayman Act or by any other applicable Law to make the Acquisition Merger effective (the “Acquisition Merger Filing Documents” and together with the Initial Merger Filing Documents, the “Merger Filing Documents”). The Initial Merger shall become effective at the time when the Plan of SPAC Merger is registered by the Cayman Registrar or at such later time permitted by the Cayman Act as may be agreed by CGAC, Merger Sub 1 and the Company in writing and specified in the Plan of SPAC Merger (the “Initial Merger Effective Time”). The Acquisition Merger shall become effective at the time when the Plan of Acquisition Merger is registered by the Cayman Registrar or at such later time permitted by the Cayman Act as may be agreed by CGAC, Merger Sub 2 and the Company in writing and specified in the Plan of Acquisition Merger; provided that in all cases the Acquisition Merger shall be considered to occur and become effective immediately after the Initial Merger Effective Time (the “Acquisition Merger Effective Time”).
(b)   Effect of the Initial Merger.   At and after the Initial Merger Effective Time, the Initial Merger shall have the effects set forth in this Agreement, the Plan of SPAC Merger and the applicable provisions of the Cayman Act. Without limiting the generality of the foregoing, and subject thereto, at the Initial Merger Effective Time, all the property, rights, privileges, agreements, powers and franchises, Liabilities and duties of CGAC and Merger Sub 1 shall vest in and become the property, rights, privileges, agreements, powers and franchises, Liabilities and duties of the SPAC Surviving Entity as the surviving company, which shall include the assumption by the SPAC Surviving Entity of any and all agreements, covenants, duties and obligations of CGAC and Merger Sub 1 set forth in this Agreement and the other Transaction Documents to which CGAC or Merger Sub 1 is a party, and the SPAC Surviving Entity shall thereafter exist as a wholly owned subsidiary of PubCo and the separate corporate existence of CGAC shall cease to exist.
(c)   Organizational Documents of the SPAC Surviving Entity.   At the Initial Merger Effective Time, the memorandum and articles of association of Merger Sub 1, as in effect immediately prior to the Initial Merger Effective Time, shall become the memorandum and articles of association of the SPAC Surviving Entity (the “Articles of SPAC Surviving Entity”), until thereafter amended in accordance with the terms thereof and the Cayman Act.
(d)   Directors and Officers of the SPAC Surviving Entity.   At the Initial Merger Effective Time, the board of directors and officers of CGAC shall cease to hold office, and the board of directors of the SPAC Surviving Entity and officers of the SPAC Surviving Entity shall be the board of directors and officers of Merger Sub 1, each director and officer to hold office in accordance with the Articles of the SPAC Surviving Entity until they are removed or resign in accordance with the Articles of the SPAC Surviving Entity or until their respective successors are duly elected or appointed and qualified.
(e)   Effect of the Initial Merger on CGAC Securities
(i)   Treatment of CGAC Units.   Immediately prior to the Initial Merger Effective Time, without any action on the part of PubCo, CGAC, Merger Sub 1 or the CGAC Shareholders, each CGAC Unit issued and outstanding immediately prior to the Initial Merger Effective Time shall automatically be detached and the holder thereof shall be deemed to hold such number of CGAC Class A Ordinary Shares and CGAC Warrants in accordance with the terms of the applicable SPAC Unit.
(ii)   Conversion of CGAC Warrants.   At the Initial Merger Effective Time, after giving effect to the forfeiture of CGAC Warrants by Sponsor described in Section 2.5(b), each CGAC Warrant issued and outstanding immediately prior to the Initial Merger Effective Time will, pursuant to the terms of the Warrant Agreement, as amended by the Assignment, Assumption and Amendment Agreement, immediately and automatically represent the right to purchase PubCo Ordinary Shares on the same terms and conditions as are set forth in the Warrant Agreement (each a “PubCo Warrant”). The Parties shall take all lawful action to effect the aforesaid provisions of this Section 2.2(ii), including causing the Warrant Agreement to be assigned to PubCo amended to the extent necessary to give effect to this Section 2.2(e)(ii).
(iii)   Conversion of CGAC Ordinary Shares.   At the Initial Merger Effective Time, after giving effect to (x) the conversion of all CGAC Class B Ordinary Shares into CGAC Ordinary Shares pursuant to the CGAC Articles of Association and (y) the forfeiture of Sponsor Shares described in Section 2.5 and by virtue of the Initial Merger and without any action on the part of PubCo, CGAC, Merger Sub 1 or the CGAC Shareholders, each CGAC Ordinary Share issued and outstanding immediately prior to the Initial Merger Effective Time (but immediately subsequent to the conversion of the CGAC Warrants as set forth in Section 2.2(e)(ii)) (other than CGAC Dissenting Shares) shall automatically be cancelled and cease to exist in exchange for the right to receive, upon delivery of the applicable Transmittal Documents in accordance with Section 2.4, without interest, one PubCo Ordinary Share. CGAC

Shareholders receiving PubCo Ordinary Shares will have the option to deposit their respective PubCo Ordinary Shares to receive PubCo ADSs.
(iv)   Intentionally Omitted.
(v)   Merger Sub 1 Shares.   At the Initial Merger Effective Time, each share of Merger Sub 1 that is issued and outstanding immediately prior to the Initial Merger Effective Time shall automatically convert into one share of SPAC Surviving Entity, which shall constitute the only issued and outstanding shares of SPAC Surviving Entity and be owned by PubCo.
(vi)   CGAC Treasury Shares.   Notwithstanding Section 2.2(e)(iii) above or any other provision of this Agreement to the contrary, if there are any CGAC Ordinary Shares that are owned by CGAC as treasury shares or any CGAC Ordinary Shares owned by any direct or indirect Subsidiary of CGAC immediately prior to the Initial Merger Effective Time, at the Initial Merger Effective Time, such CGAC Ordinary Shares shall be canceled and shall cease to exist without any conversion thereof or payment or other consideration therefor.
(vii)   CGAC Dissenting Shares.   Notwithstanding any provision of this Agreement to the contrary and to the extent available under the Cayman Act, CGAC Shares that are outstanding immediately prior to the Initial Effective Time and that are held by shareholders of CGAC who shall have demanded properly in writing dissenters’ rights for such CGAC Shares in accordance with Section 238 of the Cayman Act and otherwise complied with all of the provisions of the Cayman Act relevant to the exercise and perfection of dissenters’ rights (the “Dissenting CGAC Shares”) shall not be converted into, and such shareholders shall have no right to receive, the applicable Initial Merger Consideration unless and until such shareholder fails to perfect or withdraws or otherwise loses his, her or its right to dissenters’ rights under the Cayman Act. The CGAC Shares owned by any shareholder of CGAC who fails to perfect or who effectively withdraws or otherwise loses his, her or its dissenters’ rights pursuant to the Cayman Act shall thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Initial Merger Effective Time, the right to receive the applicable Initial Merger Consideration, without any interest thereon. Prior to the Initial Closing, CGAC shall give the Company prompt notice of any demands for dissenters’ rights received by CGAC and any withdrawals of such demands and the Company shall have complete control over all negotiations and proceedings with respect to such dissenters’ rights (including the ability to control all negotiations and proceedings with respect to such dissenters’ rights (including the ability to make any payment with respect to any exercise by a shareholder of his, her or its rights to dissent from the Initial Merger or any demands for appraisal or offer to settle or settle any such demands or approve any withdrawal of any such dissenter rights or demands).
(viii)   PubCo Shares.   At the Initial Merger Effective Time, the PubCo Share that was the only share of PubCo outstanding immediately prior to the Initial Merger Effective Time shall be redeemed for an amount equal to US$0.0000001 and cancelled. Except for the one PubCo Share outstanding prior to the Initial Merger, no additional Equity Securities of PubCo shall be issued at any time prior to the Initial Merger unless otherwise agreed in writing by CGAC and the Company.
(f)   Taking of Necessary Action; Further Action.   If, at any time after the Initial Merger, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest SPAC Surviving Entity, as the surviving company in the Initial Merger, with full right, title and interest in, to and under, and/or possession of, all assets, property, rights, privileges, powers and franchises of SPAC Surviving Entity and Merger Sub 1, the officers and directors of SPAC Surviving Entity and Merger Sub 1 are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful necessary action, so long and such action is not inconsistent with the Agreement.
(g)   Effect of Acquisition Merger.   At and after the Acquisition Merger Effective Time, the Acquisition Merger shall have the effects set forth in this Agreement, the Plan of Acquisition Merger and the applicable provisions of the Cayman Act. Without limiting the generality of the foregoing, and subject thereto, at the Acquisition Merger Effective Time, all the property, rights, privileges, agreements, powers and franchises, Liabilities and duties of the Company and Merger Sub 2 shall vest in and become the property, rights, privileges, agreements, powers and franchises, Liabilities and duties of the Surviving Company as the surviving company, which shall include the assumption by the Surviving Company of any and all agreements, covenants, duties and obligations of the Company and Merger Sub 2 set forth in this Agreement and the other Transaction Documents to which the Company or Merger Sub 2 is a party, and the Surviving Company shall thereafter exist as a wholly owned subsidiary of PubCo and the separate corporate existence of Merger Sub 2 shall cease to exist.
(h)   Organizational Documents of the Surviving Company.   At the Acquisition Merger Effective Time, the memorandum and articles of association of Merger Sub 2, as in effect immediately prior to the Acquisition Merger Effective Time, shall become the memorandum and articles of association of the Surviving Company (the “Articles of the Surviving Company”), until thereafter amended in accordance with the terms thereof and the Cayman Act.
(i)   Directors and Officers of the Surviving Company.   At the Acquisition Merger Effective Time, the directors of the Company as of immediately prior to the Acquisition Merger Effective Time shall be the directors of the Surviving Company, each to hold office in accordance with the Articles of the Surviving Company until the earlier of his or her resignation or removal or he or she otherwise ceases to be a director or until his or her respective successor is duly elected and qualified, as the case may be. The officers of the Company immediately prior to the Acquisition Merger Effective Time shall be the officers of the Surviving Company, each to hold office in accordance with the Articles of the Surviving Company until the earlier of his or her resignation or removal or he or she otherwise ceases to be an officer or until his or her respective successor is duly elected and qualified, as the case may be.
(j)   Effect of the Acquisition Merger On Issued Securities of the Company and Merger Sub 2.   At the Acquisition Merger Effective Time, by virtue of and as part of the agreed consideration for the Acquisition Merger and without any action on the part of any party hereto or the holders of securities of the Company or Merger Sub 2:
(i)   Company Shares.
(A)   Each Company Ordinary Share issued and outstanding immediately prior to the Acquisition Merger Effective Time, other than any shares referred to in Section 2.2(j)(ii) and the Dissenting Company Shares shall automatically be cancelled and cease to exist in exchange for the right to receive, upon delivery of the applicable Transmittal Documents in accordance with Section 2.4, (w) such number or fraction of a newly issued PubCo Ordinary Share that is equal to the Share Exchange Ratio, without interest, subject to rounding pursuant to Section 2.4(i), (x) one Class A CSR for each one whole PubCo Ordinary Share issuable pursuant to Section 2.2(e)(i)(A)(w), (y) one Class B CSR for each one whole PubCo Ordinary Share issuable pursuant to Section 2.2(e)(i)(A)(w) and (z) one Class C CSR for each one whole PubCo Ordinary Share issuable pursuant to Section 2.2(e)(i)(A)(w).
(B)   As of the Acquisition Merger Effective Time, each Company Shareholder shall cease to have any other rights in and to the Company or the Surviving Company (other than the rights set forth in Section 2.4(a)).
(ii)   Treasury Shares.   If there are any Company Shares that are owned by the Company as treasury shares or any Company Shares owned by any direct or indirect Subsidiary of the Company immediately prior to the Acquisition Merger Effective Time, such Company Shares shall be cancelled and shall cease to exist without any conversion thereof or payment or other consideration therefor.
(iii)   Dissenting Shares:   Notwithstanding any provision of this Agreement to the contrary and to the extent available under the Cayman Act, Company Shares that are outstanding immediately prior to the Acquisition Merger Effective Time and that are held by shareholders of the Company who shall have demanded properly in writing dissenters’ rights for such Company Shares in accordance with Section 238 of the Cayman Act and otherwise complied with all of the provisions of the Cayman Act relevant to the exercise and perfection of dissenters’ rights (the “Dissenting Company Shares”) shall not be converted into, and such shareholders shall have no right to receive, the applicable Acquisition Merger Consideration unless and until such shareholder fails to perfect or withdraws or otherwise loses his, her or its right to dissenters’ rights under the Cayman Act. The Company Shares owned by any shareholder of the Company who fails to perfect or who effectively withdraws or otherwise loses his, her or its dissenters’ rights pursuant to the Cayman Act shall thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Acquisition Merger Effective Time, the right to receive the applicable Acquisition Merger Consideration, without any interest thereon. Prior to the Acquisition Closing, the Company shall give CGAC prompt notice of any demands for dissenters’ rights received by the Company and any withdrawals of such demands and the Company shall have complete control over all negotiations and proceedings with respect to such dissenters’ rights (including the ability to make any payment with respect to any exercise by a shareholder of its rights to dissent from the Acquisition Merger or any demands for appraisal or offer to settle or settle any such demands or approve any withdrawal of any such dissenter rights or demands).
(iv)   Conversion of Merger Sub 2 Share.   At the Acquisition Merger Effective Time, each share of Merger Sub 2 that is issued and outstanding immediately prior to the Acquisition Merger Effective Time shall automatically convert into one share of the Surviving Company, which shall constitute the only outstanding share of the Surviving Company and be owned by PubCo.
(v)   Company Shareholder Earnout.   Pursuant to the terms of the Contingent Share Rights Agreement, in addition to the PubCo Ordinary Shares to be issued pursuant to Section 2.2(j)(i), if, at any time during the period following the Closing Date and expiring on the fifth (5th) anniversary of the Closing Date, PubCo shall direct the Rights Agent as follows:
(A)   during any VWAP Measurement Period, the VWAP equals or exceeds $14.00 (the “First Level Earn-Out Target”), then as soon as possible and in any event within ten (10) Business Days following the achievement of the First Level Earn-Out Target, PubCo shall direct the Rights Agent to deliver 8,000,000 PubCo Ordinary Shares to the holders of Class A CSRs, pro rata in accordance with their relative percentage ownership of Class A CSRs;
(B)   during any VWAP Measurement Period, the VWAP equals or exceeds $16.00 (the “Second Level Earn-Out Target”), then as soon as possible and in any event within ten (10) Business Days following the achievement of the Second Level Earn-Out Target, PubCo shall direct the Rights Agent to deliver 4,000,000 PubCo Ordinary Shares to the holders of the Class B CSRs, pro rata in accordance with their relative percentage ownership of the Class B CSRs; and
(C)   during any VWAP Measurement Period, the VWAP equals or exceeds $18.00 (the “Third Level Earn-Out Target”), PubCo shall direct the Rights Agent to deliver 3,000,000 PubCo Ordinary Shares to the holders of the Class C CSRs, pro rata in accordance with their relative percentage ownership of the Class C CSRs.
For the avoidance of doubt, holders of the CSRs shall be entitled to receive the applicable Company Shareholder Earnout Shares upon the occurrence of each Earn-Out Target only upon surrender of the applicable class of CSR specified above; provided, that each Earn-Out Target shall only occur once, if at all; provided, further, that, for the sake of clarity, the First Level Earn-Out Target, the Second Level Earn-Out Target and the Third Level Earn-Out Target may be achieved at the same time or over the same overlapping Trading Days.
The Company Shareholder Earnout Shares and the underlying target price for each Earn-Out Target will be adjusted appropriately to reflect any share split, reverse share split, share dividend (including any dividend or distribution of securities convertible into PubCo Ordinary Shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the PubCo Ordinary Shares, occurring on or after the date hereof and prior to the time any such Company Shareholder Earnout Shares are delivered. It is the intent of the parties hereto that such adjustments will be made in order to provide Company Shareholders the same economic effect as contemplated by this Agreement as if no change with respect to the PubCo Ordinary Shares had occurred.
In the event that an Earn-Out Target is not satisfied prior to the fifth (5th) anniversary of the Closing Date, the contingent right and entitlement of holders of CSRs to the applicable Company Shareholder Earnout Shares shall be forfeited and cease to exist.
Notwithstanding anything in this Agreement to the contrary, if a Change of Control occurs prior to or at the fifth (5th) anniversary of the Closing Date pursuant to which the shareholders of PubCo have the right to exchange their equity securities of PubCo for cash, securities or other property (or any combination thereof), then, immediately prior to the consummation of such Change of Control (x) any applicable Earn-Out Target that has not been previously satisfied shall be deemed to be satisfied, and (y) holders of CSRs shall be entitled to receive all applicable Company Shareholder Earnout Shares; provided, however, if such Change of Control occurs during the COC Modified Threshold Period and the cash, securities or other property (or any combination thereof) reflects a value per PubCo Ordinary Share (such value per PubCo Ordinary Share being the “Change of Control Price”) that is less than ten dollars ($10), then, immediately prior to the consummation of such Change of Control, (A) only the First Level Earn-Out Target shall be deemed to have been satisfied, and (B) the holders of Class A CSRs shall be entitled to receive only the PubCo Ordinary Shares attributable to the First Level Earn-Out Target. For purposes hereof and Section 2.5, the value of any securities or other property included in the Change of Control Price shall be the agreed valuation set forth in the applicable definitive agreements for such transaction or, in the absence of such valuation, determined in good faith by the Board of Directors of PubCo (the “PubCo Board”).
Section 2.3.   Treatment of Company Options
(a)   At the Acquisition Merger Effective Time, each Company Option will be assumed by PubCo and converted into an option granted under and subject to the LTIP (a “Rollover Option”) to purchase the number of PubCo Ordinary Shares equal to the product (rounded down to the nearest whole number) of: (x) the number of Company Shares subject to the Company Option immediately before the Acquisition Merger Effective Time, multiplied by (y) the Share Exchange Ratio, at an exercise price per PubCo Ordinary Share (rounded up to the nearest whole cent) equal to the quotient of: (i) the exercise price per Company Share of the Company Option immediately before the Acquisition Merger Effective Time, divided by (ii) the Share Exchange Ratio; provided that the conversion will occur in a manner intended to comply with: (A) the requirements of Section 409A of the Code and; (B) in the case of any Rollover Option that is an “incentive stock option,” the requirements of Section 424 of the Code.
(b)   Each Rollover Option will be subject to the same terms and conditions (including as to vesting, expiry and forfeiture provisions) that applied to the corresponding Company Option immediately before the Acquisition Merger Effective Time, except: (i) as provided above in this Section 2.3; or (ii) as to any terms that are rendered inoperative by reason of the transactions contemplated by this Agreement (including any anti-dilution or other similar provisions that adjust the number of underlying shares that are subject to any such option), or any other immaterial administrative changes that the PubCo Board (or the compensation committee of the PubCo Board) determines in good faith are appropriate to effect the administration of the Rollover Options.
(c)   At or before the Acquisition Merger Effective Time, the parties and their respective boards of directors, as applicable, will adopt any resolutions and take any actions that are reasonably necessary to effect the treatment of the Company Options pursuant to this Section 2.3 before the Acquisition Closing, the Company will take, or cause to be taken, all other reasonably necessary or appropriate actions under the Long Term Incentive Plan of the Company, under the underlying grant, award or similar agreement to give effect to the provisions of this Section 2.3.
Section 2.4.   Surrender of Company Equity Securities and Disbursement of Initial Merger Consideration and Acquisition Merger Consideration
(a)   Prior to the Initial Merger Effective Time, PubCo shall appoint an exchange agent reasonably acceptable to CGAC and the Company (in such capacity, the “Exchange Agent”), for the purpose of exchanging CGAC Ordinary Shares and Company Shares for a number of PubCo Ordinary Shares and CSRs, in accordance with the provisions of this Agreement and the Plan of SPAC Merger and Plan of Acquisition Merger. At or prior to the Initial Merger Effective Time, PubCo shall deposit, or cause to be deposited, with the Exchange Agent the Initial Merger Consideration and the Acquisition Merger Consideration as calculated in accordance with Section 2.2(e)(iii) and 2.2(j)(i). At or as promptly as practicable following the Initial Merger Effective Time, as the case may be, PubCo shall send, or shall cause the Exchange Agent to send, to each CGAC Shareholder a letter of transmittal for us in such exchange, in a form reasonably acceptable to the Company and CGAC (a “CGAC Letter of Transmittal”) and to each Company Shareholder a letter of transmittal for use in such exchange, in a form reasonably acceptable to the Company and CGAC (a “Company Letter of Transmittal”).

(b)   Notwithstanding any other provision of this Section 2.4, any obligation of PubCo under this Agreement to issue PubCo Ordinary Shares to Company Shareholders and CGAC Shareholders entitled to receive PubCo Ordinary Shares shall be satisfied by PubCo issuing such PubCo Ordinary Shares to DTC or to such other clearing service or issuer of depositary receipts (or their nominees, in either case) as may be necessary or expedient, and each Company Shareholder and CGAC Shareholder shall hold such PubCo Ordinary Shares in book-entry form or through a holding of depositary receipts and DTC or its nominee or the relevant clearing service or issuer of depositary receipts (or their nominees, as the case may be), will be the holder of record of such PubCo Ordinary Shares.
(c)   Each Company Shareholder shall be entitled to receive its portion of the Acquisition Merger Consideration in respect of the Company Shares in the form of PubCo Ordinary Shares and CSRs, as set forth in Section 2.2(j)(i) (excluding any Company Shares described in Section 2.2(j)(ii) or Dissenting Company Shares) as soon as reasonably practicable after the Acquisition Merger Effective Time, but subject to the delivery to the Exchange Agent of the following items prior thereto: (i) the certificate(s), if any, representing such Company Shares (“Company Shareholder Certificates”) or, in the case of Company Shares not represented by a Company Shareholder Certificate, an “agent’s message” (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request), and (ii) a properly completed and duly executed Company Letter of Transmittal (the documents to be submitted to the Exchange Agent, as applicable, may be referred to herein collectively as the “Company Transmittal Documents”). Until so delivered, each such Company Share shall represent after the Acquisition Merger Effective Time for all purposes only the right to receive such portion of the Acquisition Merger Consideration attributable to such Company Shares.
(d)   Each CGAC Shareholder shall be entitled to receive its portion of the Initial Merger Consideration in respect of the CGAC Shares in the form of PubCo Ordinary Shares, as set forth in Section 2.2(e)(iii) (excluding any CGAC Shares described in Section 2.2(e)(vi) or Section 2.2(e)(vii)) as soon as reasonably practicable after the Initial Merger Effective Time, but subject to the delivery to the Exchange Agent of the following items prior thereto: (i) the certificate(s), if any, representing such CGAC Shares (“CGAC Shareholder Certificates”) or, in the case of CGAC Shares not represented by a CGAC Shareholder Certificate, an “agent’s message” (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request), and (ii) a properly completed and duly executed CGAC Letter of Transmittal (the documents to be submitted to the Exchange Agent, as applicable, may be referred to herein collectively as the “CGAC Transmittal Documents”). Until so delivered, each such CGAC Share shall represent after the Initial Merger Effective Time for all purposes only the right to receive such portion of the Initial Merger Consideration attributable to such CGAC Shares.
(e)   If any PubCo Ordinary Share is to be delivered or issued to a Person other than the Person in whose name the surrendered CGAC Shareholder Certificate or Company Shareholder Certificate, as applicable, is registered immediately prior to the Initial Merger Effective Time or Acquisition Merger Effective Time, as applicable, it shall be a condition to such delivery that (i) in the case of Company Shares, the transfer of such Company Shares shall have been permitted in accordance with the terms of the Company Articles of Association and in the case of CGAC Shares, the transfer of such CGAC Ordinary Shares shall have been permitted in accordance with the Organizational Documents of CGAC, (ii) the recipient of such PubCo Ordinary Shares, or the Person in whose name such PubCo Ordinary Share is delivered or issued, shall have already executed and delivered duly executed counterparts to the applicable CGAC Transmittal Documents or Company Transmittal Documents as are reasonably deemed necessary by the Exchange Agent, and (iii) the Person requesting such delivery shall have paid to the Exchange Agent any transfer or other Taxes required as a result of such delivery to a Person other than the registered holder of such Share, or establish to the satisfaction of the Exchange Agent that such Tax has been paid or is not payable.
(f)   Notwithstanding anything to the contrary contained herein, in the event that any CGAC Shareholder Certificate or Company Shareholder Certificate shall have been lost, stolen or destroyed, in lieu of delivery of such Shareholder Certificate to the Exchange Agent, the Company Shareholder or CGAC Shareholder, as applicable, may instead deliver to the Exchange Agent an affidavit of lost certificate and indemnity of loss in form and substance reasonably acceptable to the Company (a “Lost Certificate Affidavit”), which at the reasonable discretion of the Company may include a requirement that the owner of such lost, stolen or destroyed Shareholder Certificate deliver a bond in such sum as it may reasonably direct as indemnity against any Action that may be taken against PubCo, Surviving Company or the SPAC Surviving Entity with respect to the Company Shares or CGAC Shares, represented by the Shareholder Certificates alleged to have been lost, stolen or destroyed. Any Lost Certificate Affidavit properly executed and delivered in accordance with this Section 2.4(g) shall, unless the context otherwise requires, be treated as a Shareholder Certificate for all purposes of this Agreement.
(g)   After the Initial Merger Effective Time, the register of members of the SPAC Surviving Entity shall be closed, and thereafter there shall be no further registration on the register of members of the SPAC Surviving Entity of transfers of CGAC Shares that were issued and outstanding immediately prior to the Initial Merger Effective Time. After the Acquisition Merger Effective Time, the register of members of the Surviving Company shall be closed, and thereafter there shall be no further registration on the register of members of the Surviving Company of transfers of Company Shares that were issued and outstanding immediately prior to the Acquisition Merger Effective Time. No dividends or other distributions declared or made after the date of this Agreement with respect to Company Shares or CGAC Ordinary Shares with a record date after the Acquisition Merger Effective Time (in the case of Company Shares) and Initial Merger Effective Time (in the case of CGAC Ordinary Shares) will be paid to the holders of any Company Shares or CGAC Ordinary Shares, as applicable that were issued and outstanding immediately prior to the Initial Merger Effective Time or Acquisition Merger Effective Time, as applicable, until the holders of record of such Company Shares or CGAC Shares, as applicable, shall have provided the applicable Transmittal Documents in accordance with Section 2.4 (c) and Section 2.4 (d). Subject to applicable Law, following the delivery of the applicable Transmittal Documents, the Exchange Agent shall promptly deliver to the record holders thereof, without interest, the applicable Acquisition Merger Consideration or Initial Merger Consideration and the amount of any such dividends or other distributions with a record date after the Initial Merger Effective Time or Acquisition Merger Effective Time, as applicable, theretofore paid with respect to such Company Shares or CGAC Ordinary Shares, as applicable.
(h)   All securities issued upon (i) in the case of Company Shares or CGAC Shares represented by Shareholder Certificates, the surrender of Shareholder Certificates (or delivery of a Lost Certificate Affidavit) and (ii) in the case of Company Shares or CGAC Shares not represented by a Shareholder Certificate, receipt by the Exchange Agent of an “agent’s message” (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to CGAC Shares or Company Shares, as applicable. Any portion of the Initial Merger Consideration or Acquisition Merger Consideration made available to the Exchange Agent pursuant to Section 2.4(a), that remains unclaimed by CGAC Shareholders or Company Shareholders one year after the Acquisition Merger Effective Time shall be returned to PubCo to be held in treasury, upon demand, and any such CGAC Shareholder or Company Shareholder, who has not exchanged its CGAC Shares or Company Shares, as applicable, for the applicable portion of the Initial Merger Consideration or Acquisition Merger Consideration in accordance with this Section 2.4 prior to that time shall thereafter look only to PubCo for payment of the portion of the Initial Merger Consideration or Acquisition Merger Consideration, as applicable, in respect of such CGAC Shares or Company Shares, without any interest thereon or any dividends paid with respect thereto. Notwithstanding the foregoing, none of PubCo, SPAC Surviving Entity, the Surviving Company or any party hereto or any Representative of any of the foregoing shall be liable to any Person for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar Law.
(i)   Notwithstanding anything to the contrary contained herein, no fraction of a PubCo Ordinary Share will be issued by virtue of the Initial Merger, Acquisition Merger or the other Transactions, and each Person who would otherwise be entitled to a fraction of a PubCo Ordinary Share (after aggregating all fractional shares of PubCo Ordinary Shares that otherwise would be received by such holder) shall instead have the number of PubCo Ordinary Shares of the applicable class issued to such Person rounded up in the aggregate to the nearest whole PubCo Ordinary Share of such class.
Section 2.5.   Treatment of Sponsor Shares and CGAC Warrants and Certain PubCo Ordinary Shares Held by Sponsor
(a)   Immediately prior to the Initial Merger Effective Time, 5,000,000 Sponsor Shares shall automatically be forfeited and returned to CGAC for cancellation. In addition, immediately prior to the

Initial Merger Effective Time, a number of Sponsor Shares not to exceed 1,500,000 (the “Alignment Shares”) will be subject to forfeiture, of which up to 750,000 Alignment Shares will be subject to forfeiture as follows: (I) if the Gross Proceeds are equal to or greater than the Gross Proceeds Cap, none of the Alignment Shares shall be forfeited and such shares shall be exchanged for PubCo Ordinary Shares pursuant to Section 2.2(e)(iii) and retained by Sponsor, (II) if the Gross Proceeds are greater than $0, but less than the Gross Proceeds Cap, (A) Sponsor shall be entitled to retain a number of Alignment Shares (and such shares shall be exchanged for PubCo Ordinary Shares pursuant to Section 2.2(e)(iii)) equal to (x) 1,500,000, multiplied by (y) a fraction the numerator of which shall be the Gross Proceeds and the denominator of which shall be the Gross Proceeds Cap (such product being “Closing Sponsor Alignment Shares”), and (B) if the Closing Sponsor Alignment Shares is less than 750,000, Alignment Shares representing the difference between 750,000 and the Closing Sponsor Alignment Shares shall be forfeited and returned to CGAC for cancellation immediately prior to the Initial Merger Effective Time; and (III) if no Gross Proceeds are raised at Closing, 750,000 of the Alignment Shares shall automatically be forfeited and returned to CGAC for cancellation immediately prior to the Initial Merger Effective Time. The parties hereto intend that any forfeiture and cancellation of Sponsor Shares pursuant to this Section 2.5(a) shall be treated as a non-taxable contribution to capital by Sponsor to CGAC for U.S. federal income tax purposes.
(b)   Immediately prior to the Initial Merger Effective Time, 3,800,000 CGAC Warrants held by Sponsor shall automatically be forfeited and returned to CGAC for cancellation. The parties hereto intend that the forfeiture and cancellation of CGAC Warrants pursuant to this Section 2.5(b) shall be treated as a non-taxable contribution to capital by Sponsor to CGAC for U.S. federal income tax purposes.
(c)   At Closing, Sponsor will deliver in escrow pursuant to Section 2.5(d), the lesser of (i) 750,000 PubCo Ordinary Shares that shall have been issued in exchange for Alignment Shares pursuant to Section 2.2(e)(iii), and (ii) a number of PubCo Ordinary Shares equal to the difference between 1,500,000 and the Closing Sponsor Alignment Shares (such lesser amount the “Alignment Escrow Shares”). At the end of the 180 days following Closing, the Sponsor shall be entitled to PubCo Ordinary Shares that will be released from escrow in the following number and manner: (A) if the aggregate Gross Proceeds representing any and all Post-Closing Financings are greater than the Gross Proceeds Balance (as defined below), then all Alignment Escrow Shares shall be released; (B) if the aggregate Gross Proceeds representing any and all Post-Closing Financings are greater than 0 but less than the Gross Proceeds Balance, then a number of Alignment Escrow Shares equal to the product of (x) the number of Alignment Escrow Shares, multiplied by (y) a fraction the numerator of which shall be the aggregate Gross Proceeds representing aggregate Post-Closing Financings and the denominator of which shall be the Gross Proceeds Balance, shall be released; and (C) if no Gross Proceeds representing any and all Post-Closing Financings are raised, then no Alignment Escrow Shares shall be released. The Escrow Agreement shall provide that the Escrow Agent shall release the Alignment Escrow Shares upon joint written notice from the Sponsor and PubCo stating that all Post-Closing Financings have been consummated and the amount of Alignment Escrow Shares to be released. Following the expiration of such 180-day period after the Closing, any Alignment Escrow Shares that are not to be released to Sponsor hereunder shall be forfeited and cease to exist and the Escrow Agent shall return any such remaining Alignment Escrow Shares to PubCo for cancellation. Notwithstanding anything to the contrary, if at any time during the 180 days following Closing, the aggregate Gross Proceeds representing any and all Post-Closing Financings are equal to or greater than the Gross Proceeds Balance, then the parties will use reasonable best efforts to release all the Escrow Alignment Shares to the Sponsor promptly after the time of the last Post-Closing Financing that resulted in the Gross Proceeds Balance being met or exceeded. “Gross Proceeds Balance” means the lesser of (i) $25,000,000 and (ii) the difference between the Gross Proceeds Cap less the Gross Proceeds on the Closing Date.
(d)   Immediately after the Initial Merger Effective Time, Sponsor will deliver the Alignment Escrow Shares and an aggregate of 2,000,000 additional PubCo Ordinary Shares (“Sponsor Earn-Out Shares”) issued to the Sponsor in the Initial Merger to the Escrow Agent (as defined below) and such Alignment Escrow Shares and Sponsor Earn-Out Shares will be released to Sponsor and/or forfeited and returned to PubCo for cancellation as described below. The Alignment Escrow Shares and Sponsor Earn-Out Shares shall be held in an escrow account (the “Escrow Account”) established pursuant to the terms and conditions of that certain escrow agreement (the “Escrow Agreement”) to be entered into at the Initial Closing by and among Sponsor, PubCo and The Bank of New York Mellon or an Affiliate thereof or such other escrow agent as may be mutually agreed among the parties hereto (the “Escrow Agent”).

At any time during the period of five (5) years following the date hereof, Sponsor will be entitled to the release from the Escrow Account up to all of the Sponsor Earn-Out Shares as follows: (I) during any VWAP Measurement Period, if the VWAP equals or exceeds First Level Earn-Out Target, 666,667 of such Sponsor Earn-Out Shares shall be released and delivered to Sponsor, (II) during any VWAP Measurement Period, if the VWAP equals or exceeds Second Level Earn-Out Target, an additional 666,667 of such Sponsor Earn-Out Shares shall be released and delivered to Sponsor and (III) during any VWAP Measurement Period, if the VWAP equals or exceeds Third Level Earn-Out Target, an additional 666,666 of such Sponsor Earn-Out Shares shall be released and delivered to Sponsor. For the avoidance of doubt, Sponsor shall be entitled to receive the Sponsor Earn-out Shares upon the occurrence of each Earn-Out Target; provided, that each Earn-Out Target shall only occur once, if at all; provided, further, that, for the sake of clarity, the First Level Earn-Out Target, the Second Level Earn-Out Target and the Third Level Earn-Out Target may be achieved at the same time or over the same overlapping Trading Days. The Escrow Agreement shall provide that the Escrow Agent shall release the Sponsor Earn-Out Shares upon joint written notice from the Sponsor and PubCo stating that the applicable Earn-Out Target(s) have been satisfied.
The Alignment Escrow Shares and the Sponsor Earn-Out Shares and the underlying target price for each Earn-Out Target will be adjusted appropriately to reflect any share split, reverse share split, share dividend (including any dividend or distribution of securities convertible in PubCo Ordinary Shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the PubCo Ordinary Shares, occurring on or after the date hereof and prior to the time any such Alignment Escrow Shares and Sponsor Earn-Out Shares are released. It is the intent of the parties hereto that such adjustments will be made in order to provide Sponsor the same economic effect as contemplated by this Agreement as if no change with respect to the PubCo Ordinary Shares had occurred.
In the event that an Earn-Out Target is not satisfied prior to the fifth (5th) anniversary of the Closing Date, the right and entitlement of Sponsor to the applicable Sponsor Earn-Out Shares shall be forfeited and cease to exist and the Escrow Agent shall return any such Sponsor Earn-out Shares to PubCo for cancellation.
Notwithstanding anything in this Agreement to the contrary, if a Change of Control occurs prior to or at the fifth (5th) anniversary of the Closing Date pursuant to which the shareholders of PubCo have the right to exchange their equity securities of PubCo for cash, securities or other property (or any combination thereof), then, immediately prior to the consummation of such Change of Control (x) any applicable Earn-Out Target that has not been previously satisfied shall be deemed to be satisfied, and (y) Sponsor shall be entitled to receive all applicable Sponsor Earn-Out Shares; provided, however, if such Change of Control occurs during the COC Modified Threshold Period and the cash, securities or other property (or any combination thereof) reflects a Change of Control Price that is less than ten dollars ($10), then, immediately prior to the consummation of such Change of Control, (A) only the First Level Earn-Out Target shall be deemed to have been satisfied and (B) the Sponsor shall be entitled to receive only the PubCo Ordinary Shares attributable to the First Level Earn-Out Target.
The parties hereto acknowledge and agree that the Sponsor may make an election under Section 83(b) of the Code with respect to Alignment Escrow Shares and the Sponsor Earn-Out Shares, reflecting an income inclusion of $0.00, and, whether or not any such election is made, agree not to take any compensation deduction for U.S. federal (or relevant state or local) income tax purposes with respect to the Sponsor Earn-Out Shares. The parties intend that any forfeiture and cancellation of Alignment Escrow Shares and Sponsor Earn-Out Shares pursuant to this 2.5(d) shall be treated as a non-taxable contribution to capital by Sponsor to PubCo for U.S. federal income tax purposes.
Notwithstanding anything in this Agreement to the contrary, the Sponsor hereby agrees that, with respect to any Alignment Escrow Shares and Sponsor Earn-Out Shares that remain deposited in the Escrow Account (“Escrowed Shares”), it (i) hereby waives any voting rights, dividends and distributions in respect thereof, and (ii) will irrevocably authorize and empower the Escrow Agent to vote such Escrowed Shares on behalf of the Sponsor in a manner such that all Escrowed Shares will be deemed to vote in the same proportion as PubCo Ordinary Shares other than Sponsor Earn-Out shares; provided, however, that in each case such waivers and requirement to vote such Escrowed Shares shall automatically terminate and be of no further force or effect with respect to each applicable portion of the Escrowed Shares immediately upon the occurrence of the Earn-Out Target for such portion of the Escrowed Shares.

Section 2.6.   Withholding.   Each of the Surviving Company, the Acquisition Entities, and the SPAC Surviving Entity (and their Affiliates and Representatives) shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or non-U.S. Tax Law. Other than in respect of amounts subject to compensatory withholding, the Surviving Company, the Acquisition Entities or SPAC Surviving Entity (or their Affiliates or Representatives) shall use reasonable best efforts to notify the Person in respect of whom such deduction or withholding is expected to be made at least five Business Days prior to making any such deduction or withholding, which notice shall be in writing and include the amount of and basis for such deduction or withholding. The Surviving Company, the Acquisition Entities or the SPAC Surviving Entity (or their Affiliates or Representatives), as applicable, shall use reasonable best efforts to cooperate with such Person to reduce or eliminate any such requirement to deduct or withhold to the extent permitted by Law. To the extent that amounts are so withheld by the Surviving Company, the Acquisition Entities or the SPAC Surviving Entity (or their Affiliates or Representatives), as the case may be, and timely paid over to the appropriate Tax authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (i) as set forth in the disclosure letter delivered to CGAC by the Company on the date of execution of the Original BCA (the “Original BCA Date”) (the “Company Disclosure Letter”) and (ii) as otherwise disclosed by the Company in the Public Filings (excluding any disclosures in any risk factors section that do not constitute statements of fact, it being acknowledged that nothing disclosed in such Public Filings will be deemed to modify or qualify the representations and warranties set forth in Section 3.1, Section 3.2 and Section 3.7), the Company represents and warrants to CGAC that as of the Original BCA Date (and, as provided in Sections 3.4 and 3.5, as of the date of this Agreement):
Section 3.1.   Organization, Good Standing and Qualification.   Each Group Company has been duly organized and is validly existing and in good standing under the Laws of its jurisdiction of incorporation and has requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted. Each Group Company is duly licensed or qualified and in good standing (to the extent such concept is applicable in the Group Company’s jurisdiction of organization) as a foreign corporation (or other entity, if applicable) in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing (to the extent such concept is applicable in the Group Company’s jurisdiction of organization), as applicable, except where the failure to be so licensed or qualified or in good standing would not have a Company Material Adverse Effect. As of the Original BCA Date, the Organizational Documents of the Company, as in effect as of the Original BCA Date and as previously made available by or on behalf of the Company to CGAC, are true and correct.
Section 3.2.   Capitalization and Voting Rights
(a)   The Group Companies.
(i)   With respect to the share capital of the Company as of the Original BCA Date, Section 3.2(a)(i) of the Company Disclosure Letter sets forth, as of the Original BCA Date, the authorized and issued Company Shares and Company Options, in each case, by type, class and series, as applicable.
(ii)   All Company Shares that are issued and outstanding (A) have been duly authorized and have been validly issued and are fully paid, (B) were issued in compliance in all material respects with applicable Law, and (C) were not issued in breach or violation of any preemptive rights or Contract.
(b)   No Other Securities.   Except as set forth in Section 3.2(b)(i) of the Company Disclosure Letter, as of the Original BCA Date, (i) there are no authorized, outstanding or issued Equity Securities of the Company, (ii) the Company is not obligated to issue, sell or transfer any of its Equity Securities, (iii) the Company is not a party or subject to any Contract that affects or relates to the voting or giving of written consents with respect to, or the right to cause the redemption, or repurchase of, any Equity Security of the

Company, (iv) the Company has not granted any registration rights or information rights to any other Person, is not obliged to list any of its Equity Securities on any securities exchange and (v) there are no voting trusts or similar agreements to which the Company is a party with respect to the voting of the Equity Securities of the Company. Section 3.2(b)(ii) of the Company Disclosure Letter sets forth a complete list, as of the Original BCA Date, of all Company Options, the extent to which such Company Option is vested and exercisable and the date on which such Company Option expires.
Section 3.3.   Corporate Structure; Subsidiaries.   Section 3.3 of the Company Disclosure Letter sets forth, as of the Original BCA Date, the organizational chart of the Group Companies (“Organization Chart”). Other than in connection with obligations to make contingent payments for mergers and acquisitions disclosed in the Company Financial Statements, as of the Original BCA Date: (a) none of the Group Companies, directly or indirectly, owns any controlling voting interest in any other corporation, partnership, joint venture, limited liability company, association or other business entity other than the Subsidiaries of the Group Companies, and (b) none of the Group Companies is obligated to make any investment in, acquire any Equity Security of, make any capital contribution to, or on behalf of, any other Person. Except for Equity Securities of joint ventures reflected in the Organizational Chart, all of the outstanding Equity Securities of each Subsidiary of the Company, as of the Original BCA Date, are owned by the Company or another Subsidiary of the Company and have been validly and duly authorized, fully paid, nonassessable and free of any Liens, other than those imposed by such Subsidiary’s Organizational Documents or as would not be material to the Group Companies, taken as a whole.
Section 3.4.   Authorization.   As of the Original BCA Date, the Company had, and as of the date of this Agreement the Company has, all requisite corporate power and authority to enter into, execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is or will be a party and to consummate the transactions contemplated hereunder and thereunder, subject to consummation of the Domestication and receipt of the Company Shareholder Approval and the filing and recordation of appropriate merger documents as required by the Cayman Act. Except for receipt of the Company Shareholder Approval and the completion of the Domestication, all corporate actions on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the other Transaction Documents to which it is or will be a party and the performance of all its obligations hereunder and thereunder (including any board approval) have been taken prior to the execution and delivery of this Agreement, subject to the filing of the Acquisition Merger Filing Documents. This Agreement and the other Transaction Documents to which the Company is or will be a party is, or when executed by the other parties thereto, will be, valid and legally binding obligations of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (b) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
Section 3.5.   Consents; No Conflicts.   Assuming the representations and warranties in Article IV and Article V are true and correct, except (a) as otherwise set forth in Section 3.5(i) of the Company Disclosure Letter, (b) for the Company Shareholder Approval, (c) for the filing of any other notifications required under the Antitrust Laws and the expiration of the required waiting periods thereunder, (d) for the registration or filing with the Cayman Registrar, the SEC or applicable state blue sky or other securities laws filings with respect to the Transactions, and (e) for the filings or notifications required in connection with the Domestication, and issuance of new Company Shares to holders of beneficial interests in GDRs held by the NSD in exchange for such beneficial interests, all filings, notifications, notices, submissions, applications, or consents from or with any Governmental Authority required in connection with the valid execution, delivery and performance of this Agreement and the other Transaction Documents, and the consummation of the Transactions, in each case on the part of the Company, have been duly obtained or completed (as applicable) and are in full force and effect as of the date of this Agreement, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as disclosed in Section 3.5(ii) of the Company Disclosure Letter, the execution, delivery and performance of this Agreement by the Company and the other Transaction Documents to which it is or will be a party does not, and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) (assuming compliance with the matters referred to in clauses (a) through (e) of the immediately preceding sentence) result in any violation of, be in conflict with, or constitute a default under, require any consent under, or give any Person rights of termination, amendment, acceleration or cancellation under (A) any Governmental Order, (B) any provision of the Organizational Documents of any other Group Company, each as currently in effect, (C) any applicable Law or (D) any Material Contract, other than any restrictions under federal or state securities laws, this Agreement, the Company’s Organizational Documents and Permitted Encumbrances, except in the case of sub-clauses (A), (B), (C), and (D), as would not have a Company Material Adverse Effect.
Section 3.6.   Compliance with Laws; Consents; Permits.   Except as disclosed in Section 3.6 of the Company Disclosure Letter:
(a)   Except for compliance with Tax Laws, Intellectual Property Laws, Privacy Laws, Laws related to labor and employee matters, Environmental Laws and Anti-Money Laundering Laws (as to which certain representations and warranties are made pursuant to Section 3.7, Section 3.14, Section 3.15, Section 3.16, Section 3.19 and Section 3.22, respectively) and except as would not have a Company Material Adverse Effect, (i) the Group Companies are, and have been since March 31, 2022, in compliance with all applicable Law, and (ii) to the Knowledge of the Company, none of the Group Companies is under investigation with respect to a violation of any applicable Law.
(b)   Between March 31, 2022 and the Original BCA Date, none of the Group Companies has received any letter or other written communication from, and, to the Knowledge of the Company, there has not been any public notice of a type customary as a form of notification of such matters in the jurisdiction by, any Governmental Authority threatening in writing or providing notice of (i) the revocation or suspension of any Required Governmental Authorizations issued to any of the Group Companies, or (ii) the need for compliance or remedial actions in respect of the activities carried out by the Group Companies, which revocation, suspension, compliance or remedial actions (or the failure of the Group Companies to undertake them) would have a Company Material Adverse Effect.
(c)   For the three (3) years prior to the Original BCA Date, none of the Group Companies has been the subject of any proceedings, demands, inquiries, hearings or, to the Knowledge of the Company, investigations relating to applicable Anticorruption Laws or Sanctions, and to the Knowledge of the Company, no such proceeding, demand, inquiry, hearing or investigation has been threatened in writing.
(d)   For the three (3) years prior to the Original BCA Date, none of the Group Companies nor any of their respective directors or officers, nor to the Knowledge of the Company, any employees, agents or any other Persons acting for or on behalf of any of the Group Companies has (i) made any bribe, influence payment, kickback, payoff, benefits or any other type of payment (whether tangible or intangible) that would be unlawful under any applicable anti-bribery or anticorruption (governmental or commercial) Laws (including, for the avoidance of doubt, any guiding, detailing or implementing regulations), including Laws that prohibit the corrupt payment, offer, promise or authorization of the payment or transfer of anything of value (including gifts or entertainment), directly or indirectly, to any Government Official or commercial entity to obtain a business advantage such as the Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other anti-bribery or anti-corruption Law of any jurisdiction applicable to the Group Companies (collectively, “Anticorruption Laws”), (ii) been in violation of any Anticorruption Law, offered, paid, promised to pay, or authorized any payment or transfer of anything of value, directly or indirectly, to any person for the purpose of (A) influencing any act or decision of any Government Official in their official capacity, (B) inducing a Government Official to do or omit to do any act in relation to their lawful duty, (C) securing any improper advantage, (D) inducing a Government Official to influence or affect any act, decision or omission of any Governmental Authority, or (E) assisting any of the Group Companies, or any agent or any other Person acting for or on behalf of any of any Group Company, in obtaining or retaining business for or with, or in directing business to, any Person, or (iii) accepted or received any contributions, payments, gifts, or expenditures that would be unlawful under any applicable Anticorruption Law.
(e)   For the three (3) years prior to the Original BCA Date, none of the Group Companies nor any of their respective directors or officers, nor to the Knowledge of the Company, any employees, agents or any other Persons acting for or on behalf of any Group Companies has been found by a Governmental Authority to have violated any Anticorruption Laws or has been subject to any indictment or any government investigation with respect to any Anticorruption Laws. For the past three (3) years, the Group Companies have implemented and maintained written policies and procedures reasonably designed to ensure compliance by each Group Company and its directors, officers, employees, consultants, agents representatives or any other person acting for or on behalf of the Group Company in the course of their respective duties with Anticorruption Laws and Sanctions.
(f)   None of the Group Companies nor any of their respective directors, commissioners, or officers, nor to the Knowledge of the Company, any employees, agents or any other Person acting for or on behalf of any of the Group Companies, is or has been in the three (3) years prior to the Original BCA Date a Prohibited Person. None of the Group Companies has in the three (3) years prior to the Original BCA Date directly or knowingly indirectly conducted or agreed to conduct any business, or directly or knowingly indirectly entered into or agreed to enter into any transaction with a Prohibited Person, in violation of Sanctions.
(g)   Each of the Group Companies has all approvals, authorizations, clearances, licenses, registrations, permits or certificates of a Governmental Authority that are required to own, lease or operate its properties and assets and to conduct its business as currently conducted, except where the failure to hold the same would not result in a Company Material Adverse Effect (the “Material Permits”).
(h)   In the three (3) years prior to the Original BCA Date, the Group Companies and their respective directors and officers, and to the Knowledge of the Company, employees and any other Persons acting on their behalf, in connection with the operation of the business of the Group Companies, have been in compliance with all applicable Customs and International Trade Laws. In the three (3) years prior to the Original BCA Date, the Group Companies in all material respects, (i) have not been the subject of any civil or criminal fine, penalty, seizure, forfeiture, or revocation of a Customs and International Trade Authorization, or debarment or denial of future Customs and International Trade Authorizations in connection with any violation of any applicable Customs and International Trade Laws, and (ii) have not received any actual or threatened claims or requests in writing for information by a Governmental Authority with respect to Customs and International Trade Authorizations and compliance with applicable Customs and International Trade Laws and have not made any disclosures to any Governmental Authority with respect to any noncompliance with any applicable Customs and International Trade Laws.
(i)   In the three (3) years prior to the Original BCA Date, the Group Companies and their respective directors and officers, and to the Knowledge of the Company, their employees and any other Persons acting on their behalf, in each case in connection with the operation of the business of the Group Companies, have been in compliance with any applicable Sanctions. In the past three years, to the Knowledge of the Company (i) no Governmental Authority has initiated any action or imposed any civil or criminal fine, penalty, seizure, forfeiture, revocation of an authorization, debarment or denial of future authorizations against any of the Group Companies or any of their respective directors, officers or employees or any other Persons acting on their behalf, in connection with any actual or alleged violation of any applicable Sanctions, (ii) there have been no claims, actual or threatened in writing, or requests for information by a Governmental Authority received by a Group Company with respect to the Group Companies’ compliance with applicable Sanctions, and (iii) no disclosures have been made to any Governmental Authority with respect to any actual or potential noncompliance with applicable Sanctions. As of the Initial Merger Effective Time, the Group Companies will have in place and have adopted policies and procedures reasonably designed to promote compliance with applicable Sanctions.
Section 3.7.   Tax Matters.   Except as disclosed in Section 3.7 of the Company Disclosure Letter:
(a)   All material Tax Returns required to be filed by or with respect to each Group Company have been filed within the requisite period (taking into account any extensions) and such Tax Returns are true, correct and complete in all material respects. All material Taxes due and payable by any Group Company have been or will be paid in a timely fashion whether or not shown as due and payable on any Tax Return, except with respect to matters being contested in good faith by appropriate proceeding and with respect to which adequate reserves have been made in accordance with IFRS. Each Group Company has timely and properly withheld and paid to the applicable Tax authority all material amounts of Taxes required to have been withheld and paid by it in connection with any amounts paid or owing to any employee, independent contractor, creditor, or equityholder.

(b)   No material deficiencies for any Taxes of a Group Company have been asserted in writing by, and no written notice of any action, audit, assessment or other proceeding with respect to any material Tax Returns or material Taxes of a Group Company has been received from, any Tax authority, and no dispute or assessment relating to such Tax Returns or such Taxes with any such Tax authority is currently outstanding. No Group Company has agreed to any extension or waiver of the statute of limitations applicable to any material Tax or material Tax Return, or any extension of time with respect to a period of Tax collection, assessment or deficiency for a material Tax, which period (after giving effect to such extension or waiver) has not yet expired, and no request for any such waiver or extension is currently pending (other than an automatic extension of time not requiring the consent of the applicable Tax authority). No Group Company is the beneficiary of any extension of time (other than an automatic extension of time not requiring the consent of the applicable Tax authority) within which to file any material Tax Return. No material claim that is currently outstanding has been made by a Tax authority in a jurisdiction where a Group Company does not file Tax Returns that such Group Company is or may be subject to taxation by that jurisdiction. None of the Group Companies has taken any action (nor permitted any action to be taken), and is not aware of any fact or circumstance, that would reasonably be expected to prevent, impair or impede the Intended Tax Treatment (excluding, for the avoidance of doubt, any action, fact or circumstance contemplated under this Agreement or other Transaction Documents).
Section 3.8.   Financial Statements; Public Filings
(a)   The Company Financial Statements and the 2022 Management Accounts (i) have been prepared from, and will be in accordance in all material respects, with, the books and records of the Group Companies as of the times and for the periods referred to therein, (ii) (A) in the case of the Company Financial Statements, were prepared in accordance with IFRS, consistently applied throughout and among the periods involved, and (B) in the case of the 2022 Management Accounts, have been prepared applying and adopting policies, principles and procedures consistent with those employed in preparing the Company Financial Statements, and as such, exclude the footnote disclosures and other presentation items required for IFRS and exclude year-end adjustments which will not be material in amount, and (iii) give a true and fair view of the consolidated financial position of the Group Companies as of the respective dates thereof and the consolidated results of the operations and cash flows of the Group Companies for the periods indicated.
(b)   Since March 1, 2022, the Company has published all regulatory announcements required to be published by it on the UK Regulatory Information Service. As of their respective dates, or, if amended or supplemented, as of the date of the last such amendment or supplement, the Public Filings complied in all material respects with the requirements of the UK Regulatory Information Service, and none of the Public Filings at the time it was published (or, if amended or supplemented, as of the date of the last amendment or supplement) contained any misleading, false or deceptive information or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, or are to be made, not misleading, false or deceptive.
(c)   The Company maintains a system of internal accounting controls which the Company reasonably believes is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing asset at reasonable intervals and appropriate action is taken with respect to any differences.
(d)   Since January 1, 2020, the Company Board has not been made aware in writing of (i) any fraud that involves the Company’s management with respect to the preparation of financial statements or the internal accounting controls utilized by the Company, or (ii) any allegation, assertion or claim that the Company has engaged in any material questionable accounting or auditing practices which violate applicable Law.
Section 3.9.   Absence of Changes.   Except as set forth in Section 3.9 of the Company Disclosure Letter, since September 30, 2022 (“Interim Balance Sheet Date”), (a) to the Original BCA Date the Group Companies have operated their business in the Ordinary Course in all material respects, and (b) there has not been any Company Material Adverse Effect.

Section 3.10.   Actions.   Except as set forth in Section 3.10 of the Company Disclosure Letter or as would not have a Company Material Adverse Effect, (a) there is no Action pending or, to the Knowledge of the Company, threatened in writing against or affecting any of the Group Companies, and (b) there is no judgment or award unsatisfied against any of the Group Companies, nor is there any Governmental Order in effect and binding on any of the Group Companies or their respective assets or properties. No representation or warranty is made under this Section 3.10 with respect to Taxes, Intellectual Property, privacy and cybersecurity, labor and employee matters, environmental matters and Anti-Money Laundering Laws which are covered exclusively by Section 3.7, Section 3.14, Section 3.15, Section 3.16, Section 3.19 and Section 3.22, respectively
Section 3.11.   Liabilities.   Except as and to the extent reflected on the Company Financials, none of the Group Companies has any Liabilities required to be reflected on a balance sheet prepared in accordance with IFRS, except for Liabilities (a) that are Liabilities incurred since Interim Balance Sheet Date in the Ordinary Course, (b) that are executory obligations under any Contract to which any of the Group Companies is a party or by which it is bound, (c) set forth in Section 3.11 of the Company Disclosure Letter, (d) arising in connection with the incurrence of Permitted Refinancing Indebtedness, or Permitted Indebtedness, (e) arising under this Agreement or other Transaction Documents, or (f) which would not have a Company Material Adverse Effect.
Section 3.12.   Commitments
(a)   Section 3.12(a) of the Company Disclosure Letter contains a complete list of all Material Contracts as of the Original BCA Date.
(b)   Except as would not have a Company Material Adverse Effect (i) each Material Contract listed on Section 3.12(a) of the Company Disclosure Letter is a valid and binding agreement of the relevant Group Company as of the Original BCA Date, and each such Material Contract is in full force and effect and enforceable against the relevant Group Company and, to the Knowledge of the Company, the other parties thereto in accordance with its terms, except (A) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting enforcement of creditors’ rights generally, and (B) as may be limited by Laws relating to the availability of specific performance, injunctive relief or other remedies in the nature of equitable remedies, and (ii) no breach or default, alleged breach or alleged default, or Event which would (with the passage of time, notice or both) constitute a breach or default under a Material Contract by a Group Company, or, to the Knowledge of the Company, any other party or obligor with respect thereto, has occurred.
Section 3.13.   Title; Properties
(a)   Each of the Group Companies has good and marketable title to all of the material assets (other than Intellectual Property which in each case is addressed in Section 3.14) owned by it, whether tangible or intangible, and in each case free and clear of all Security Interests, other than Permitted Encumbrances and liens specifically identified on the consolidated balance sheet of the Group Companies as of the Interim Balance Sheet Date.
(b)   The Group Companies have good and marketable title to, or have valid leasehold interests (including tenancies) (each Contract evidencing such interest, a “Company Lease”, and any Company Lease involving rent payments in excess of $1,000,000 (or its equivalent in any other currency) on an annual basis, a “Company Material Lease”) or otherwise use, all real property occupied by the Group Companies, in each case, free and clear of all liens, encumbrances, claims and defects and imperfections of title except as set forth in Section 3.13(b) of the Company Disclosure Letter. To the Knowledge of the Company, no Event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a material default on the part of a Group Company or any other party under any of the Company Leases and to the Knowledge of the Company, no Group Company has received written notice of any such Event.
Section 3.14.   Intellectual Property Rights
(a)   Section 3.14(a) of the Company Disclosure Letter sets forth, as of the date hereof, a complete list of all of the following Intellectual Property that is owned or registered by or filed in the name of, and material to, any of the Group Companies: (i) issued Patents and pending applications for Patents; (ii) registered Trademarks and pending applications for registration of Trademarks; (iii) registered Copyrights and mask works and pending applications for registration of Copyrights and mask works; and (iv) Internet domain names (the Intellectual Property referred to in clauses (i) through (iv), without any limitations as to materiality, collectively, the “Company Registered Intellectual Property”). Except as provided in Section 3.14(a) of the Company Disclosure Letter, all of the Company Registered Intellectual Property is subsisting, and to the Knowledge of the Company, all Company Registered Intellectual Property is enforceable in all material respects. None of the Owned Intellectual Property material or necessary to the operation of the business or perform under any Material Contract of any of the Group Companies has been adjudged invalid or unenforceable in whole or material part. Except as set forth in Section 3.14(a) of the Company Disclosure Letter, all necessary registration, maintenance, renewal, and other relevant filing fees due through the Original BCA Date have been paid and all necessary documents and certificates in connection therewith have been filed with the relevant Patent, Trademark, Copyright, domain name registrar, or other authorities in the United States or foreign jurisdictions, as the case may be, for the purpose of maintaining each item of the Company Registered Intellectual Property that is material or necessary to the operation of the business or to perform under any Material Contract of any of the Group Companies.
(b)   Except as set forth in Section 3.14(b) of the Company Disclosure Letter, the Group Companies are the sole owners of all right, title and interest in and to all material Owned Intellectual Property and have a license, sublicense or otherwise possesses valid rights to use, license, sublicense, resell and commercialize (as currently used, licensed, sublicensed, resold and commercialized by the Group Companies) all other material Licensed Intellectual Property, in each case, free and clear of all liens (other than Permitted Encumbrances). To the Knowledge of the Company, the Owned Intellectual Property, the Licensed Intellectual Property, and any other Intellectual Property to which the Group Companies have a valid right to use, when used within the scope of the applicable Contracts under which any of the Group Companies obtains the right to use, or a covenant not to be sued under, any material Intellectual Property from any third party, comprise all of the Intellectual Property necessary for, or used or held for use in, the conduct of each Group Company’s business as currently conducted in all material respects. Except as set forth in Section 3.14(b) of the Company Disclosure Letter, to the Knowledge of the Company, all Licensed Intellectual Property used by each Group Company is duly licensed and used within the scope of its licenses in all material respects.
(c)   Except as set forth in Section 3.14(c)(i) of the Company Disclosure Letter, to the Knowledge of the Company, the Owned Intellectual Property and the conduct of the businesses of the Group Companies, including the marketing, licensing and sale of any products and services by any of the Group Companies, has not in the past three years infringed, misappropriated or otherwise violated, and is not infringing, misappropriating or otherwise violating, any Intellectual Property rights of any Person in any material respect. Except as set forth in Section 3.14(c)(ii) of the Company Disclosure Letter, to the Knowledge of the Company, in the past three years, no Person has infringed, misappropriated or otherwise violated, or is infringing, misappropriating or otherwise violating, any of the Owned Intellectual Property in any material respect, and no such claims have been made in writing against any third party by any of the Group Companies.
(d)   Except as set forth in Section 3.14(d) of the Company Disclosure Letter, there is no Action pending or, to the Knowledge of the Company, threatened in writing against any of the Group Companies, and no Group Company has in the past three years received any written notice from any Person pursuant to which any Person is (i) alleging that any Group Company or the conduct of the business of any of the Group Companies, including the marketing, licensing and sale of any products and services by any of the Group Companies, has infringed, misappropriated or otherwise violated any Intellectual Property rights of any third party, or (ii) contesting the scope, use, ownership, validity or enforceability of any of the material Owned Intellectual Property. None of the material Owned Intellectual Property is subject to any pending or outstanding injunction, order, judgment, settlement, consent order, ruling or other disposition of dispute that adversely restricts the use, transfer or registration of, or adversely affects the validity or enforceability of, any such Owned Intellectual Property in any material respect.
(e)   Except as set forth in Section 3.14(e) of the Company Disclosure Letter, to the Knowledge of the Company no past or present director, officer, partner, shareholder, quotaholder, manager, employee, consultant, service provider or independent contractor of any of the Group Companies has any ownership or other rights in any material Owned Intellectual Property (other than the right to use such material Owned Intellectual Property in the performance of their activities for the Group Companies pursuant to a Contract with a Group Company). To the Knowledge of the Company, each of the past and present directors, officers, partner, shareholder, quotaholder, manager, employees, consultants, service providers and independent contractors of any of the Group Companies who are or were engaged in creating or developing any material Owned Intellectual Property for the Group Companies has executed and delivered a written agreement (or has similar obligations pursuant to Law), pursuant to which such Person has assigned to such Group Company all of such Person’s rights, title and interest in and to all such material Owned Intellectual Property created or developed for such Group Company in the course of such Person’s employment or retention thereby. To the Knowledge of the Company, there is no uncured material breach by any such Person with respect to its obligation to assign material Intellectual Property to any Group Company.
(f)   Each of the Group Companies, as applicable, has taken commercially reasonable steps to maintain the secrecy, confidentiality and value of all Intellectual Property (i) the value of which to any Group Company is contingent upon maintaining the confidentiality thereof, or (ii) it must maintain the confidentiality thereof pursuant to any Contract or applicable Law (collectively, the “Confidential Intellectual Property”). To the Knowledge of the Company, there has been no release, disclosure, publication or other dissemination of Confidential Intellectual Property except as permitted under a Contract or applicable Law.
(g)   Except as disclosed in Section 3.14(g) of the Company Disclosure Letter, to the Knowledge of the Company, no funding, facilities or personnel of any Governmental Authority has been or is being used to develop or create, in whole or in part, any material Owned Intellectual Property.
(h)   Each of the Group Companies, as applicable, has taken commercially reasonable steps to maintain the secrecy, confidentiality and value of the source code for the Software included in the Owned Intellectual Property (“Group Company Software”). Except as disclosed on Section 3.14(h) of the Company Disclosure Letter, no source code for any material Group Company Software has been delivered, licensed or made available to any escrow agent or other Person who is not or was not, as of the date of such delivery, an employee or contractor of a Group Company (or a Person acting for or on behalf of a Group Company) subject to confidentiality obligations in a Contract (or similar obligations pursuant to law) to the Group Company with respect to such source code (a “Permitted Person”). Except as disclosed on Section 3.14(h) of the Company Disclosure Letter, the Group Company Software constitute original works compiled or prepared by service providers duly contracted to develop such services and/or by employees of the Group Companies within the scope of their employment, the right, title and interest (including copyright to such Software) being vested in the Group Companies. No Group Company has any duty or obligation (whether present, contingent or otherwise) to deliver, license or make available the source code for any material Group Company Software to any escrow agent or other Person (other than a Permitted Person). To the Knowledge of the Company, the Group Company Software does not contain any viruses, worms, Trojan horses, bugs, faults or other devices, errors, contaminants or code that would (i) materially disrupt or materially and adversely affect the functionality of the Group Company Software, or (ii) enable or assist any Person to access without authorization, any Group Company Software, in each case in any material respect.
(i)   Except as disclosed in Section 3.14(i) of the Company Disclosure Letter, to the Knowledge of the Company, the Group Companies own, or have valid rights to access and use all computer systems, Software, firmware, middleware, hardware, peripherals, servers, routers, hubs, switches, data communication lines, networks, interfaces, platforms and related systems, data, databases, websites and all other information technology equipment used by any Group Company as currently accessed, used, resold and commercialized by the Group Companies in all material respects (collectively, the “Company IT Systems”). The Company IT Systems are sufficient for the operation of the businesses of the Group Companies as currently conducted, including as to capacity, number of license seats for any Software, and are in sufficiently good working condition to effectively perform all information technology operations in all material respects. The Group Companies have taken commercially reasonable actions designed to protect the confidentiality, integrity and security of the Company IT Systems (and information and transactions stored or contained therein or transmitted thereby) against any unauthorized use, access, interruption, modification or corruption, including the implementation of commercially reasonable procedures relating to (i) cybersecurity, (ii) data backup, (iii) disaster avoidance and recovery, and (iv) business continuity. The Group Companies have taken commercially reasonable actions to test the foregoing procedures on a periodic basis. In the past three (3) years, there have been no unauthorized intrusions, failures, material breakdowns, or other adverse events affecting any Company IT Systems that have caused any substantial disruption of or material interruption in or to any Group Company’s use of such Company IT Systems.
(j)   Except as disclosed in Section 3.14(i) of the Company Disclosure Letter, to the Knowledge of the Company none of the Group Companies have incorporated any Open Source Software in, or used any Open Source Software in connection with, any Group Company Software or any other Software developed, licensed, distributed, used or otherwise exploited by any of the Group Companies in a manner that requires the contribution, distribution, licensing, attribution or disclosure to any third party of any portion of any material proprietary Group Company Software source code or that would otherwise transfer the rights of ownership in any material Owned Intellectual Property of any of the Group Companies to any Person. The Group Companies are in material compliance with the terms and conditions of all relevant licenses for Open Source Software used in the businesses of the Group Companies.
Section 3.15.   Privacy and Cybersecurity
(a)   Except as disclosed on Section 3.15(a) of the Company Disclosure Letter or as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, each of the Group Companies, and, to the Knowledge of the Company, any Person acting for or on behalf of any of the Group Companies have in the past three years materially complied with (i) all applicable Privacy Laws, (ii) all of such Group Company’s binding and applicable policies and notices regarding the Processing of Personal Information, and (iii) all of such Group Company’s applicable contractual obligations with respect to cybersecurity and the receipt, collection, compilation, use, storage, Processing, sharing, safeguarding, security (technical, physical and administrative), disposal, destruction, disclosure, or transfer (including cross-border) of Personal Information (the items referred to in clauses (i) through (iv), collectively “Privacy and Cybersecurity Requirements”). Except as disclosed on Section 3.15(a) of the Company Disclosure Letter, none of the Group Companies have in the past three years (a) received any written notice of (including from individuals exercising their rights under Privacy Laws), or claims of (including written notice from third parties acting on its or their behalf),a violation of any Privacy and Cybersecurity Requirements, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; (b) been subject to any notices or requests from any Governmental Authority in relation to their data Processing activities, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; or (c) been subject to any written notice, threatened investigation, investigation or charge from any Governmental Authority regarding any actual or alleged violation of, or failure to comply with, any Privacy and Cybersecurity Requirements, nor, to the Knowledge of the Company, has any Person initiated or pursued any Action relating to actual or alleged non-compliance by any Group Company with respect to Privacy and Cybersecurity Requirements.
(b)   Except as disclosed in Section 3.15(b) of the Company Disclosure Letter, each of the Group Companies has implemented and maintained commercially reasonable physical, technical, organizational and administrative safeguards designed to protect Personal Information and other confidential data in its possession or under its control against loss, theft, misuse or unauthorized access, transfer, use, modification or disclosure.
(c)   Except as disclosed in Section 3.15(c) of the Company Disclosure Letter, to the Knowledge of the Company there have been no material breaches, security incidents, misuse of or unauthorized access to, or unauthorized use, transfer, disclosure, corruption, destruction or loss of, any Personal Information in the possession or control of any of the Group Companies or collected, used or Processed by or on behalf of any of the Group Companies. In the past three years, none of the Group Companies have provided or been legally or contractually required to provide any notices (i) to any Person in connection with any material breaches, security incidents, misuse of or unauthorized access to, unauthorized use or transfer, or disclosure of Personal Information, or (ii) to any Government Authority or any individual whose Personal Information was affected, in connection with any breaches, security incidents, misuse of or unauthorized access to, unauthorized use or transfer, or disclosure of Personal Information. Each of the Group Companies has implemented commercially reasonable disaster recovery and business continuity plans, and taken actions consistent with such plans to safeguard the data and Personal Information in its possession or control.
Section 3.16.   Labor and Employee Matters
(a)   Except as disclosed in Section 3.16(a) of the Company Disclosure Letter or as would not have a Company Material Adverse Effect, (i) each Group Company has complied with all applicable Law related to labor or employment, including provisions thereof relating to wages and payrolls, working hours and resting hours, overtime, working conditions, benefits, recruitment, retrenchment, retirement, minimum employment and retirement age, social welfare, equal opportunity, discrimination, worker classification, occupational health and safety, statutory regular health check, wrongful discharge, layoffs or plant closings, immigration, employees provident fund, social security organization and collective bargaining, trade union, employment agreements, compulsory employment insurance, internal labor rules, company regulations, labor discipline, foreign employees, work and residence permits, public holiday and leaves, labor contracts, labor disputes, statutory labor or employment reporting and filing obligations and contracting arrangements, (ii) there is no pending or, to the Knowledge of the Company, threatened in writing Action relating to the violation of any applicable Law by any Group Company related to labor or employment, including any charge or complaint filed by any of its current or former employees, directors, commissioners, officers, consultants or contractors with any Governmental Authority or any Group Company, and (iii) the Group Companies have properly classified for all purposes (including (x) for Tax purposes, (y) for purposes of minimum wage and overtime, and (z) for purposes of determining eligibility to participate in any statutory and non-statutory Benefit Plan) all Persons who have performed services for or on behalf of each such entity, and have properly withheld and paid all applicable Taxes and statutory contributions and made all required filings in connection with services provided by such persons to any of the Group Companies in accordance with such classifications.
(b)   With respect to each material Benefit Plan, the Company has made available to CGAC, to the extent applicable, true, complete and correct copies of (A) such Benefit Plan, including any amendments thereto, and all related trust documents, insurance contracts or other funding vehicles (or, if not written, a written summary of such Benefit Plan’s material terms) and (B) the most recent summary plan description, including any summary of material modifications.
(c)   Except as disclosed in Section 3.16(c) of the Company Disclosure Letter or as would not have a Company Material Adverse Effect, (i) each of the Benefit Plans has been operated and administered in accordance with its terms, and is in compliance with all applicable Law, and all contributions to, and payments for each such Benefit Plan have been timely made, and, to the Knowledge of the Company, no event, transaction or condition has occurred or exists that would result in any such Liability to any of the Group Companies under such Benefit Plan, (ii) there are no pending or, to the Knowledge of the Company, threatened in writing Actions involving any Benefit Plan (except for routine claims for benefits payable in the normal operation of any Benefit Plan) and to the Knowledge of the Company, no facts or circumstances exist that could give rise to any such Actions, (iii) no Benefit Plan is under investigation or audit by any Governmental Authority and, to the Knowledge of the Company, no such investigation or audit is reasonably contemplated or under consideration, and (iv) each Group Company is in compliance with all applicable Laws and Contracts relating to its provision of any form of Social Insurance, and has paid, or made provision for the payment of, all Social Insurance contributions required under applicable Law and Contracts.
(d)   Neither the execution of any of the Transaction Documents to which the Company is a party nor the consummation of the transactions contemplated thereunder (either alone or in combination with another event) will (i) result in any material payment becoming due to any Company employees or any current or former director, officer, employee, independent contractor or consultant of any Group Company; (ii) materially increase the amount of compensation or any benefits otherwise payable under any of the Benefit Plans, (iii) result in any acceleration of the time of payment, exercisability, funding or vesting of any such benefits, or (iv) result in any payments or benefits that, individually or in combination with any other payment, would constitute the payment of any “excess parachute payment” within the meaning of Section 280G of the Code or in the imposition of an excise Tax under Section 4999 of the Code.
(e)   Except as disclosed in Section 3.16(e) of the Company Disclosure Letter or as would not result in a Company Material Adverse Effect, as of the Original BCA Date (i) no employee of any Group Company is represented by a Union, (ii) no Group Company is a party to any collective bargaining agreement or other Contract with any Union, (iii) to the Knowledge of the Company, (A) there is no effort currently being made or threatened by or on behalf of any Union to organize any employees of any of the Group Companies, and (B) there has been no such effort in the past five years, and (iv) there are no work slowdowns, lockouts, stoppages, picketing or strikes pending, or to the Knowledge of the Company, threatened against any of the Group Companies. No notice, consent or consultation obligations with respect to any employee of any of the Group Companies or any Union will be a condition precedent to, or triggered by, the execution of this Agreement or the consummation of the transactions contemplated hereby.
Section 3.17.   Brokers
Except as set forth in Section 3.17 of the Company Disclosure Letter, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission or expense reimbursement in connection with the Transactions contemplated based upon arrangements made by and on behalf of any of the Group Companies.
Section 3.18.   Proxy/Registration Statement.   The information relating to the Group Companies and supplied by the Group Companies in writing specifically for inclusion in the Proxy/Registration Statement shall not, at (a) each time the Proxy/Registration Statement is confidentially submitted to, or filed with, the SEC, (b) the time the Proxy/Registration Statement is declared effective, (c) the time the Proxy/Registration Statement (or any amendment thereof or supplement thereto) is first mailed to the CGAC Shareholders, and (d) the time of the CGAC Shareholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
Section 3.19.   Environmental Matters
(a)   Except as disclosed in Section 3.19(a) of the Company Disclosure Letter or as would not result in a Company Material Adverse Effect (i) the Group Companies are, and have been, for the past three (3) years, in compliance with all Environmental Laws and have obtained and maintain all Environmental Licenses, (ii) no Action is pending or, to the Knowledge of the Company, threatened to revoke, terminate, or suspend any Environmental License, (iii) there is no Action and, to the Knowledge of the Company, there are no existing facts or circumstances that could be expected to result in any Environmental License being revoked or modified, (iv) no Group Company is party to any unresolved, pending or, to the Knowledge of the Company, threatened complaints, claims, actions, suits, investigations, inquiries, notices, judgments, decrees, injunctions, orders or proceedings directly related to Environmental Laws, and (v) to the Knowledge of the Company, no portion of any property currently owned, used, leased, or operated by any Group Company has been used by any Group Company for the handling, manufacturing, processing, generation, storage or disposal of Hazardous Substances in a manner other than in compliance with applicable Environmental Law and Environmental Licenses.
(b)   Section 3.19(b) of the Company Disclosure Letter contains a true and correct list of all the material Environmental Licenses required for the Companies to conduct their respective businesses as they are currently being conducted and all such Environmental Licenses are valid and in full force and effect or, if applicable, a request or renewal application has been filed in a timely manner and is pending approval by the relevant Governmental Authority.
Section 3.20.   Insurance.   As of the Original BCA Date, each of the Group Companies have material policies of property, fire and casualty, workers’ compensation and other forms of insurance in place covering such risks and in such amounts of coverage as the Company deems to be reasonable and appropriate for Persons conducting business in the industries and geographies in which the Group Companies operate. All such policies are in full force and effect, all premiums due and payable thereon as of the Original BCA Date have been paid in full as of the Original BCA Date, except as would not result in a Company Material Adverse Effect.
Section 3.21.   Company Related Parties.   Except as set forth in Section 3.21 of the Company Disclosure Letter, (a) the Company has not engaged in any transactions with Company Related Parties that would be required to be disclosed in the Proxy/Registration Statement, and (b) there are no transactions or Contracts in effect between a Group Company and its Company Related Parties as of the Original BCA Date.
Section 3.22.   Anti-Money Laundering.   The operations of each of the Group Companies are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, applicable provisions of the USA PATRIOT Act of 2001, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act

(Canada), and the money laundering Laws of all jurisdictions to the extent applicable to each of the Group Companies, or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Anti-Money Laundering Laws”) in each case, to the extent applicable to each of the Group Companies, and, no Action by or before any Governmental Authority involving any of the Group Companies with respect to Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
Section 3.23.   Critical Technologies.   None of the Group Companies produces, designs, tests, manufactures, fabricates, or develops in the United States any “critical technologies,” as defined in 31 C.F.R.
Section 3.24.   Investigation.   Notwithstanding anything contained in this Agreement, each of the Group Companies has made its own investigation of CGAC and neither CGAC nor any of its equityholders, partners, members and Representatives, including the Sponsor, is making any representation or warranty whatsoever, express or implied, beyond those expressly given by CGAC in Article IV.
Section 3.25.   Company Board Approval.   The Company Board has unanimously approved and declared advisable the execution, delivery and performance of this Agreement by the Company and the consummation of the Transactions to which the Company is a party and recommended that the Company Shareholders vote in favor of the adoption of this Agreement and the consummation of the Transactions to which the Company is a party (such recommendation, the “Company Recommendation”) (provided that, for the avoidance of doubt, any Adverse Recommendation Change by the Company Board in accordance with Section 6.3(d) shall not be a breach of the representation or warranty in this sentence).
Section 3.26.   No Other Representations.   Except for the representations and warranties expressly made by the Company in this Article III (as modified by the Company Disclosure Letter) or as expressly set forth in a Transaction Document, no Group Company nor any other Person on its behalf makes any express representation or warranty with respect to any of the Group Companies, the Company Shareholders, the Company Shares, the business of the Group Companies, or the transactions contemplated by this Agreement or any of the other Transaction Documents, and the Company hereby expressly disclaims any other representations or warranties, whether made by any Group Company or any of its Representatives. Except for the representations and warranties expressly made by the Company in this Article III (as modified by the Company Disclosure Letter) or in a Transaction Document, the Company hereby expressly disclaims all liability and responsibility for any representation, warranty, projection, forecast, statement or information made, communicated or furnished (orally or in writing) to CGAC or any of its Representatives (including any opinion, information, projection or advice that may have been or may be provided to CGAC or any of its Representatives by any Representative of the Company), including any representations or warranties regarding the probable success or profitability of the businesses of the Group Companies.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF CGAC
Except as set forth in (i) the CGAC SEC Filings (excluding any disclosures in any risk factors section and in any “forward looking statements” disclaimer, that do not constitute statements of fact, it being acknowledged that nothing disclosed in such CGAC SEC Filings will be deemed to modify or qualify the representations and warranties set forth in Section 4.2, Section 4.6 or Section 4.13), or (ii) the disclosure letter delivered to the Company by CGAC on the Original BCA Date (the “CGAC Disclosure Letter”), CGAC represents and warrants to the Company the following as of the Original BCA Date (and, as provided in Sections 4.4 and 4.5, as of the date of this Agreement).
Section 4.1.   Organization, Good Standing, Corporate Power and Qualification
CGAC is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands and has requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted and contemplated to be conducted. CGAC is duly licensed or qualified and in good standing as a foreign corporation in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, as applicable, except where the failure to be so licensed or qualified or in good standing would not have a CGAC Material Adverse Effect. As of the Original BCA Date, the CGAC Articles of Association as previously made available by or on behalf of CGAC to the Company is true and correct.
Section 4.2.   Capitalization and Voting Rights
(a)   Capitalization of CGAC.
(i)   The authorized share capital of CGAC consists of (i) 300,000,000 CGAC Class A Ordinary Shares, par value US$0.0001 per share, (ii) 30,000,000 CGAC Class B Ordinary Shares, par value US$0.0001 per share, and (iii) 1,000,000 preference shares, par value US$0.0001 per share. Section 4.2(a)(i) of the CGAC Disclosure Letter sets forth, as of the Original BCA Date, the following (i) outstanding Equity Securities of CGAC, by type, class and series, as applicable and (ii) warrants and other Equity Securities purchase rights, all of which are validly issued, fully paid and non-assessable and not subject to any preemptive rights. No CGAC Preference Shares are outstanding. Each CGAC Warrant is exercisable for one CGAC Class A Ordinary Share at an exercise price of $11.50. The Sponsor owns 7,600,000 of CGAC Warrants.
(ii)   All CGAC Securities that are issued and outstanding (A) have been duly authorized and have been validly issued and are fully paid, (B) were issued in compliance in all material respects with applicable Law, and (C) were not issued in breach or violation of any preemptive rights or Contract.
(b)   No Other Securities. Except as set forth in Section 4.2(a)(i) of the CGAC Disclosure Letter, (i) there are no authorized, outstanding or issued Equity Securities of CGAC, (ii) CGAC is not obligated to issue, sell or transfer any Equity Securities of CGAC, (iii) other than the CGAC Articles of Association, CGAC is not a party or subject to any Contract that affects or relates to the voting or giving of written consents with respect to, or the right to cause the redemption, or repurchase of, any Equity Security of CGAC, (iv) CGAC has not granted any registration rights or information rights to any other Person, nor, upon consummation of the Business Combination, will CGAC be obligated to list any of its Equity Securities on any securities exchange, (v) there are no phantom shares and there are no voting or similar agreements entered into by CGAC which relate to the share capital, registered capital or charter capital of CGAC and (vi) CGAC has no outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the CGAC Shareholders on any matter or any agreements to issue such bonds, debentures, notes or other obligations. CGAC does not own or control, directly or indirectly, any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any other corporation, partnership, joint venture, limited liability company, association or other business entity.
Section 4.3.   Corporate Structure; Subsidiaries.   CGAC is not obligated to make any investment in, acquire any Equity Security of, make any capital contribution to, or on behalf of, any other Person.
Section 4.4.   Authorization.   As of the Original BCA date CGAC had, and as of the date of this Agreement CGAC has, all requisite corporate power and authority to enter into, execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is or will be a party and to consummate the transactions contemplated hereunder and thereunder, subject to receipt of CGAC Shareholders’ Approval. All corporate actions on the part of CGAC necessary for the authorization, execution and delivery of this Agreement and the other Transaction Documents to which it is or will be a party and the performance of all its obligations hereunder and thereunder (including any board approval) have been taken prior to the execution and delivery of this Agreement, subject to (a) obtaining CGAC Shareholders’ Approval, and (b) the filing of the Merger Filing Documents. This Agreement and the other Transaction Document to which CGAC is or will be a party is, or when executed by the other parties thereto, will be, valid and legally binding obligations of CGAC, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The only vote of holders of any class or series of shares of CGAC that will be necessary to approve and adopt this Agreement and the Transactions contemplated hereby is the CGAC Shareholders’ Approval.

Section 4.5.   Consents; No Conflicts.   Assuming the representations and warranties in Article III are true and correct, except (a) as otherwise set forth in the CGAC Disclosure Letter, (b) for the CGAC Shareholders’ Approval, (c) for the registration or filing with the Registrar of Companies of the Cayman Islands, the SEC or applicable state blue sky or other securities laws filings with respect to the Transactions, and (d) for such other filings, notifications, notices, submissions, applications, or consents the failure of which to be obtained or made would not have a CGAC Material Adverse Effect, all filings, notifications, notices, submissions, applications, or consents from or with any Governmental Authority or any other Person required in connection with the valid execution, delivery and performance of this Agreement and the other Transaction Documents, and the consummation of the Transactions, in each case on the part of CGAC, have been duly obtained or completed (as applicable) and are in full force and effect as of the date of this Agreement. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is or will be a party by CGAC does not, and the consummation by CGAC of the transactions contemplated hereby and thereby will not (assuming compliance with the matters referred to in clauses (a) through (d) of the immediately preceding sentence) result in any violation of, be in conflict with, or constitute a default under, require any consent under, or give any Person rights of termination, amendment, acceleration (including acceleration of any obligation of CGAC) or cancellation under, (A) any Governmental Order, (B) any provision of the Organizational Documents of CGAC, each as currently in effect, (C) any applicable Law, or (D) any CGAC Material Contract, other than any restrictions under federal or state securities laws, this Agreement or the CGAC Articles of Association, except in the case of sub-clauses (A), (B), and (D), as would not have a CGAC Material Adverse Effect.
Section 4.6.   Tax Matters.   All material Tax Returns required to be filed by or with respect to CGAC have been filed within the requisite period (taking into account any extensions) and such Tax Returns are true, correct and complete in all material respects. All material Taxes due and payable by CGAC have been or will be paid in a timely fashion whether or not shown as due and payable on any Tax Return, except with respect to matters being contested in good faith by appropriate proceeding and with respect to which adequate reserves have been made in accordance with GAAP. CGAC has timely and properly withheld and paid to the applicable Tax authority all material amounts of Taxes required to have been withheld and paid by it in connection with any amounts paid or owing to any employee, independent contractor, creditor, or equityholder. No material deficiencies for any Taxes of CGAC have been asserted in writing by, and no written notice of any action, audit, assessment or other proceeding with respect to any material Tax Returns or material Taxes of CGAC has been received from, any Tax authority, and no dispute or assessment relating to such Tax Returns or such Taxes with any such Tax authority is currently outstanding. CGAC has not agreed to any extension or waiver of the statute of limitations applicable to any material Tax or material Tax Return, or any extension of time with respect to a period of Tax collection, assessment or deficiency for a material Tax, which period (after giving effect to such extension or waiver) has not yet expired, and no request for any such waiver or extension is currently pending (other than an automatic extension of time not requiring the consent of the applicable Tax authority). CGAC is not the beneficiary of any extension of time (other than an automatic extension of time not requiring the consent of the applicable Tax authority) within which to file any material Tax Return. No material claim that is currently outstanding has been made by a Tax authority in a jurisdiction where CGAC does not file Tax Returns that CGAC is or may be subject to taxation by that jurisdiction. CGAC has not taken any action (nor permitted any action to be taken), and is not aware of any fact or circumstance, that would reasonably be expected to prevent, impair or impede the Intended Tax Treatment (excluding, for the avoidance of doubt, any action, fact or circumstance contemplated under this Agreement or other Transaction Documents).
Section 4.7.   Financial Statements
(a)   The financial statements of CGAC contained in CGAC SEC Filings (the “CGAC Financial Statements”) (i) have been prepared in accordance with the books and records of CGAC, (ii) fairly present in all material respects the financial condition and position of CGAC on a consolidated basis as of the dates indicated therein, and the results of operations and cash flows of CGAC on a consolidated basis for the periods indicated therein, and (iii) were prepared in accordance with GAAP applied (except as disclosed therein) on a consistent basis throughout the periods involved.
(b)   CGAC has in place disclosure controls and procedures that are (i) designed to reasonably ensure that material information relating to CGAC is made known to the management of CGAC by others within

CGAC, and (ii) effective in all material respects to perform the functions for which they were established. CGAC maintains a system of internal accounting controls sufficient to provide reasonable assurance that (w) transactions are executed in accordance with management’s general or specific authorizations, (x) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (y) access to assets is permitted only in accordance with management’s general or specific authorization, and (z) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
(c)   Neither CGAC nor, to the Knowledge of CGAC, any Representative of CGAC, has (i) been made aware in writing of any fraud that involves the CGAC’s management who have a role in the preparation of financial statements, or (ii) received or otherwise had or obtained knowledge of any written complaint, allegation, assertion or claim, regarding the accounting or auditing practices, procedures, methodologies or methods of CGAC with respect to the CGAC Financial Statements or the internal accounting controls of CGAC, including any written complaint, allegation, assertion or claim that CGAC has engaged in questionable accounting or auditing practices.
(d)   CGAC has no liability or obligation of any nature whatsoever, whether direct or indirect, absolute or contingent, accrued or unaccrued, known or unknown, liquidated or not, due or not, individually or in the aggregate, and there is no existing condition, situation or set of circumstances which is reasonably expected to result in such a liability or obligation, other than (i) Liabilities incurred after the CGAC Accounts Date in the Ordinary Course or other Liabilities that individually and in the aggregate are immaterial, and (ii) obligations and liabilities reflected, or reserved against, in the CGAC Financial Statements or as set forth in Section 4.7(d) of the CGAC Disclosure Letter.
Section 4.8.   Absence of Changes
(a)   Since the CGAC Accounts Date, (i) to the Original BCA Date CGAC has operated its business in the Ordinary Course in all material respects, and (ii) there has not been any CGAC Material Adverse Effect.
(b)   Between the CGAC Accounts Date and the Original BCA Date, except (i) as set forth in Section 4.8(b) of the CGAC Disclosure Letter, or (ii) as required by applicable Law or an order by a Governmental Authority, CGAC has used reasonable best efforts to preserve intact the present business organizations of CGAC.
Section 4.9.   Actions.   Except as set forth in Section 4.9 of the CGAC Disclosure Letter or as would not have a CGAC Material Adverse Effect, (a) there is no Action pending or, to the Knowledge of CGAC, threatened in writing against or affecting CGAC, and (b) there is no judgment or award unsatisfied against CGAC, nor is there any Governmental Order in effect and binding on CGAC or its assets or properties.
Section 4.10.   Brokers.   Except as set forth in Section 4.10 of the CGAC Disclosure Letter, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission or expense reimbursement in connection with the Transactions contemplated based upon arrangements made by and on behalf of CGAC or any of its Affiliates.
Section 4.11.   Proxy/Registration Statement.   The Proxy/Registration Statement shall not, at (a) each time the Proxy/Registration Statement is confidentially submitted to, or filed with, the SEC, (b) the time the Proxy/Registration Statement is declared effective, (c) the time the Proxy/Registration Statement (or any amendment thereof or supplement thereto) is first mailed to the CGAC Shareholders, and (d) the time of the CGAC Shareholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Proxy/Registration Statement based upon information relating to the Company furnished to CGAC in writing expressly for use therein. All documents that CGAC is responsible for filing with the SEC in connection with the Transactions will comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the Exchange Act.
Section 4.12.   SEC Filings.   CGAC has timely filed or furnished all statements, prospectuses, registration statements, forms, reports and documents required to be filed or furnished by it with the SEC, pursuant to the Exchange Act or the Securities Act (collectively, as they have been amended since the time of their filing or furnishing through the Original BCA Date, the “CGAC SEC Filings”). Each of the CGAC SEC Filings, as of the respective date of its filing, and as of the date of any amendment, complied in all material respects with the requirements of the Securities Act, the Exchange Act or the Sarbanes-Oxley Act applicable to such CGAC SEC Filings. As of the respective date of its filing (or if amended or superseded by a filing prior to the Original BCA Date or the Closing Date, then on the date of such filing), the CGAC SEC Filings did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of the Original BCA Date, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to any CGAC SEC Filing. To the Knowledge of CGAC, none of the CGAC SEC Filings filed on or prior to the Original BCA Date is subject to ongoing SEC review or investigation as of the Original BCA Date.
Section 4.13.   Trust Account.   As of the Original BCA Date, CGAC has at least $12.1 million in the Trust Account, such monies invested in United States government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act pursuant to the Investment Management Trust Agreement, dated as of June 16, 2021, between CGAC and CST, as trustee (in such capacity, the “Trustee,” and such Investment Management Trust Agreement, the “Trust Agreement”). As of the Original BCA Date, except as set forth in Section 4.13 of the CGAC Disclosure Letter CGAC has not released any money from the Trust Account (other than interest earned thereon as permitted by the Trust Agreement). There are no separate Contracts, side letters or other arrangements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the CGAC SEC Filings to be inaccurate in any material respect or that would entitle any Person (other than CGAC Shareholders holding CGAC Ordinary Shares (prior to the Initial Merger Effective Time) sold in CGAC’s IPO who shall have elected to redeem their CGAC Ordinary Shares (prior to the Initial Merger Effective Time) pursuant to the CGAC Articles of Association) to any portion of the proceeds in the Trust Account. Prior to the Initial Closing, none of the funds held in the Trust Account may be released other than to pay Taxes and payments with respect to all CGAC Share Redemptions. There are no Actions pending or, to the Knowledge of CGAC, threatened with respect to the Trust Account. CGAC has performed all material obligations required to be performed by it to date under, and is not in default, breach or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default or breach thereunder. As of the Initial Closing, the obligations of CGAC to dissolve or liquidate pursuant to the CGAC Articles of Association shall terminate, and as of the Initial Closing, CGAC shall have no obligation whatsoever pursuant to the CGAC Articles of Association to dissolve and liquidate the assets of CGAC by reason of the consummation of the Transactions. To the Knowledge of CGAC, as of the Original BCA Date, following the Initial Closing, no CGAC Shareholder is entitled to receive any amount from the Trust Account except to the extent such CGAC Shareholder has exercised a CGAC Share Redemption. As of the Original BCA Date, assuming the accuracy of the representations and warranties contained in Article III and the compliance by the Company with its obligations hereunder, CGAC has no reason to believe that any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Account will not be available to CGAC on the Closing Date.
Section 4.14.   Investment Company Act; JOBS Act.   CGAC is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act. CGAC constitutes an “emerging growth company” within the meaning of the JOBS Act.
Section 4.15.   Business Activities
(a)   Since its incorporation, CGAC has not conducted any business activities other than activities related to CGAC’s IPO or directed toward the accomplishment of a Business Combination. Except as set forth in the CGAC Articles of Association or as otherwise contemplated by the Transaction Documents and the Transactions, there is no Contract to which CGAC is a party which has or would reasonably be expected to have the effect of prohibiting or impairing in any material respect any business practice of CGAC or any acquisition of property by CGAC or the conduct of business by CGAC as currently conducted or as contemplated to be conducted as of the Initial Closing.

(b)   Except for the Transactions, CGAC does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity. Except for this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby, CGAC has no material interests, rights, obligations or liabilities with respect to, and is not party to, bound by or has its assets or property subject to, in each case whether directly or indirectly, any Contract or transaction which is, or would reasonably be interpreted as constituting, a Business Combination.
Section 4.16.   Nasdaq Listing.   CGAC Shares, CGAC Warrants and CGAC Units are each registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “COOL”, and “COOLU”, respectively. CGAC is in compliance with the rules of Nasdaq and there is no Action pending or, to the Knowledge of CGAC, threatened against CGAC by Nasdaq or the SEC with respect to any intention by such entity to deregister CGAC Shares, CGAC Warrants or CGAC Units or terminate the listing thereof on Nasdaq. CGAC has not taken any action in an attempt to terminate the registration of CGAC Shares, CGAC Warrants or CGAC Units under the Exchange Act except as contemplated by this Agreement. CGAC is in compliance with the applicable listing and corporate governance rules and regulations of Nasdaq, including the required number of unrestricted round lot shareholders.
Section 4.17.   Board Approval; Vote Required.   The CGAC Board has unanimously (a) determined that this Agreement, the Mergers and the other Transactions are in the best interests of CGAC and constitute a Business Combination, (b)(i) approved and declared advisable this Agreement and the execution, delivery and performance of this Agreement and the consummation of the Transactions, and (ii) approved and declared advisable the Amended and Restated Sponsor Support Agreement, the Amended and Restated Voting and Support Agreement, the Registration Rights Agreement, the Assignment, Assumption and Amendment Agreement and the execution, delivery and performance thereof, (c) made the CGAC Board Recommendation, and (d) directed that this Agreement, the Plan of SPAC Merger and the Initial Merger transaction be submitted to the shareholders of CGAC for their adoption and/or approval.
The only vote of the holders of any class or series of CGAC Shares necessary to approve the Transactions is the CGAC Shareholders’ Approval.
Section 4.18.   CGAC Related Parties.   Except as set forth in Section 4.18 of the CGAC Disclosure Letter, CGAC has not engaged in any transactions with CGAC Related Parties that would be required to be disclosed in the Proxy/Registration Statement, and (b) there are no transactions or Contracts in effect between CGAC and CGAC Related Parties as of the date of this Agreement.
Section 4.19.   Compliance with Laws
(a)   As of the Original BCA Date, none of CGAC nor the Sponsor nor any of their respective directors, officers, employees or any other Persons acting for or on their behalf is engaged in any proceedings, demands, inquiries, hearings or, to the Knowledge of CGAC, investigations, before any court, statutory or governmental body, department, board or agency relating to applicable Anticorruption Laws or Sanctions, and to the knowledge of the Sponsor after reasonable inquiry, no such proceeding, demand, inquiry, hearing or investigation has been threatened in writing.
(b)   For the three (3) years prior to the Original BCA Date, none of CGAC nor Sponsor nor, to the Knowledge of CGAC, any of their respective directors, officers, employees, agents or any other Persons acting for or on their behalf has (i) made any bribe, influence payment, kickback, payoff, benefits or any other type of payment (whether tangible or intangible) that would be unlawful under any applicable Anticorruption Laws, (ii) been in violation of any Anticorruption Law, offered, paid, promised to pay, or authorized any payment or transfer of anything of value, directly or indirectly, to any person for the purpose of (A) influencing any act or decision of any Government Official in his official capacity, (B) inducing a Government Official to do or omit to do any act in relation to his lawful duty, (C) securing any improper advantage, (D) inducing a Government Official to influence or affect any act, decision or omission of any Governmental Authority, or (E) assisting CGAC, or any agent or any other Person acting for or on behalf of CGAC, in obtaining or retaining business for or with, or in directing business to, any Person, or (iii) accepted or received any contributions, payments, gifts, or expenditures that would be unlawful under any Anticorruption Law.

(c)   For the three (3) years prior to the Original BCA Date, neither CGAC nor Sponsor nor, to the Knowledge of CGAC any of their respective directors, or officers has been found by a Governmental Authority to have violated any Anticorruption Laws or has been subject to any indictment or any government investigation with respect to any Anticorruption Laws.
(d)   Neither CGAC nor Sponsor nor, to the Knowledge of CGAC, any of its directors, officers, employees, or agents is a Prohibited Person. In the three (3) years prior to the Original BCA Date, neither CGAC nor Sponsor has knowingly conducted or agreed to conduct any business, or knowingly entered into or agreed to enter into any transaction with a Prohibited Person, in violation of Sanctions.
(e)   In the three (3) years prior to the Original BCA Date, CGAC, Sponsor and their respective directors and officers, and, to the Knowledge of CGAC, their employees and any other Persons acting on their behalf, in each case in connection with the operation of the business of CGAC and Sponsor, have been in material compliance with any applicable Sanctions. In the past three (3) years, to the Knowledge of CGAC (i) no Governmental Authority has initiated any action or imposed any civil or criminal fine, penalty, seizure, forfeiture, revocation of an authorization, debarment or denial of future authorizations against CGAC or Sponsor or any of their respective directors, officers or employees any other Persons acting on their behalf, in connection with any actual or alleged violation of any applicable Sanctions, (ii) there have been no claims, actual or threatened in writing, or requests for information by a Governmental Authority received by CGAC with respect to the compliance by CGAC or the Sponsor (if any) or any of their directors, officers or employees with applicable Sanctions, and (iii) no disclosures have been made to any Governmental Authority with respect to any actual or potential noncompliance with applicable Sanctions by CGAC or the Sponsor, or any of their directors, officers and employees. CGAC and the Sponsor have policies and procedures reasonably designed to promote compliance with applicable Sanctions.
Section 4.20.   Material Contracts.
(a)   Except as set forth on Section 4.20(a) of the CGAC Disclosure Letter, other than this Agreement and the Transaction Documents, there are no Contracts to which CGAC is a party or by which any of its properties or assets may be bound, subject or affected, which (i) creates or imposes a Liability greater than $50,000, (ii) may not be cancelled by CGAC on less than sixty (60) days’ prior notice without payment of a material penalty or termination fee or (iii) prohibits, prevents, restricts or impairs in any material respect any business practice of CGAC as its business is currently conducted, any acquisition of material property by CGAC, or restricts in any material respect the ability of CGAC to engage in business as currently conducted by it or compete with any other Person (each, a “CGAC Material Contract”). All CGAC Material Contracts have been made available to the Company other than those that are exhibits to the SEC Reports.
(b)   Except as would not have a CGAC Material Adverse Effect (i) each CGAC Material Contract listed on Schedule 4.20(a) of the CGAC Disclosure Letter is a valid and binding agreement of CGAC as of the Original BCA Date, and each such CGAC Material Contract is in full force and effect and enforceable against CGAC and, to the Knowledge of CGAC, the other parties thereto in accordance with its terms, except (A) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting enforcement of creditors’ rights generally, and (B) as may be limited by Laws relating to the availability of specific performance, injunctive relief or other remedies in the nature of equitable remedies, and (ii) no breach or default, alleged breach or alleged default, or event which would (with the passage of time, notice or both) constitute a breach or default thereunder by CGAC with respect thereto, or, to the Knowledge of the Company, any other party or obligor with respect thereto, has occurred.
Section 4.21.   Properties.   CGAC does not own, license or otherwise have any right, title or interest in any material Intellectual Property. CGAC does not own or lease any material real property or material physical assets.
Section 4.22.   Employees and Employee Benefit Plans.   Since its date of incorporation, CGAC does not (a) have any paid employees or (b) maintain, sponsor, contribute to or otherwise have any Liability under, any Benefit Plans.
Section 4.23.   No Outside Reliance.   Notwithstanding anything contained in this Agreement, each of CGAC and its equityholders, partners, members and Representatives, including the Sponsor, has made its own investigation of the Group Companies and neither the Company nor any of its Affiliates, agents or

Representatives is making any representation or warranty whatsoever, express or implied, beyond those expressly given by the Company in Article III, including any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of the Group Companies. Except as otherwise expressly set forth in this Agreement, CGAC understands and agrees that any assets, properties and business of the Group Companies are furnished “as is”, “where is” and subject to and except as otherwise provided in the representations and warranties contained in Article III, with all faults and without any other representation or warranty of any nature whatsoever.
Section 4.24.   No Other Representations or Warranties.   Except for the representations and warranties expressly made by CGAC in this Article IV or as expressly set forth in a Transaction Document, CGAC nor any other Person on its behalf does not make any express representation or warranty with respect to any of its shareholders, CGAC Shares, the business, or the transactions contemplated by this Agreement or any of the other Transaction Documents, and CGAC hereby expressly disclaims any other representations or warranties, whether made by CGAC or any of its Representatives. Except for the representations and warranties expressly made by CGAC in this Article IV or in a Transaction Document, CGAC hereby expressly disclaims all liability and responsibility for any representation, warranty, projection, forecast, statement or information made, communicated or furnished (orally or in writing) to the Company or any of its Representatives (including any opinion, information, projection or advice that may have been or may be provided to the Company or any of its Representatives by any Representative of CGAC), including any representations or warranties regarding the probable success or profitability of the business.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE ACQUISITION ENTITIES
The Acquisition Entities hereby jointly and severally represent and warrant to the Company and CGAC the following:
Section 5.1.   Organization, Good Standing, Corporate Power and Qualification.   Each Acquisition Entity is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands and has requisite corporate power and authority to own and operate properties and assets, to carry on its business as presently conducted and contemplated to be conducted. As of the date of this Agreement, the Organizational Documents of each Acquisition Entity as previously made available to CGAC and the Company are true and correct.
Section 5.2.   Capitalization and Voting Rights
(a)   As of the date of this Agreement, the issued share capital of PubCo consists of one share (the “PubCo Share”) which is issued and outstanding as of the date of this Agreement. The issued share capital of Merger Sub 1 consists of one share (the “Merger Sub 1 Share”) which is issued and outstanding as of the date of this Agreement. The issued share capital of Merger Sub 2 consists of one share (the “Merger Sub 2 Share”) which is issued and outstanding as of the date of this Agreement. The PubCo Ordinary Share, the Merger Sub 1 Share and the Merger Sub 2 Share, and any PubCo Ordinary Shares and shares of Merger Sub 1 and Merger Sub 2 that will be issued pursuant to the transactions contemplated under this Agreement, (i) have been, or will be prior to such issuance, duly authorized and have been, or will be at the time of issuance, validly issued and are fully paid, (ii) were, or will be, issued, in compliance in all material respects with applicable Law, and (iii) were not, and will not be, issued in breach or violation of any preemptive rights or Contract. All of the PubCo Ordinary Shares to be issued by PubCo hereunder as Initial Merger Consideration, Acquisition Merger Consideration and in respect of the CSRs being delivered by PubCo hereunder will be duly and validly issued, fully paid and non-assessable, and each such share or other security will be issued free and clear of preemptive rights and all Liens, other than transfer restrictions under applicable securities Laws and the PubCo Organizational Documents. The Initial Merger Consideration, the Acquisition Merger Consideration and CSRs will be issued in compliance with all applicable securities Laws and other applicable Laws and without contravention of any other person’s rights therein or with respect thereto. The PubCo Share is and will continue to be owned by the Company until the Initial Merger Effective Time, and PubCo owns all Equity Securities in Merger Sub 1 and Merger Sub 2.
(b)   Except as set forth in Section 5.2(a) and the transactions contemplated hereby, (i) no Acquisition Entity has authorized, outstanding or issued any equity securities; (ii) no Acquisition Entity is obligated to issue, sell or transfer any equity securities; (iii) no Acquisition Entity is a party or subject to any Contract that affects or relates to the voting or giving of written consents with respect to, or the right to cause the redemption, or repurchase of, any equity security of such Acquisition Entity; (iv) no Acquisition Entity has granted any registration rights or information rights to any other Person; (v) there are no phantom shares and there are no voting or similar agreements entered into by any Acquisition Entity which relate to the share capital, registered capital or charter capital of such Acquisition Entity; and (vi) no Acquisition Entity has outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the shareholders of such Acquisition Entity on any matter or any agreements to issue such bonds, debentures, notes or other obligations.
(c)   PubCo does not own or control, directly or indirectly, any interest in any corporation, partnership, limited liability company, association or other business entity, other than, (i) as of the date of this Agreement, Merger Sub 1 and Merger Sub 2. None of Merger Sub 1 or Merger Sub 2 owns or controls, directly or indirectly, any interest in any corporation, partnership, limited liability company, association or other business entity.
Section 5.3.   Authorization.   Each Acquisition Entity has all requisite corporate power and authority to enter into, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is or will be a party and to consummate the transactions contemplated hereunder and thereunder. All corporate actions on the part of each Acquisition Entity necessary for the authorization, execution and delivery of this Agreement and the other Transaction Documents to which it is or will be a party and the performance of all its obligations thereunder (including any board or shareholder approval, as applicable) have been taken, subject to the filing of the Merger Filing Documents. This Agreement and the other Transaction Documents to which each Acquisition Entity is or will be a party is, or when executed by the other parties thereto, will be, valid and legally binding obligations of such Acquisition Entity enforceable against it in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (b) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies. The board of directors of each Acquisition Entity has unanimously (a) determined that this Agreement, the Mergers and the other Transactions are in the best interests of such Acquisition Entity, (b) approved and declared advisable this Agreement and the execution, delivery and performance of this Agreement and the consummation of the Transactions, and (c) directed that this Agreement, the Plan of Mergers and the Merger transactions be submitted to the Company as its sole shareholder for their adoption and/or approval.
Section 5.4.   Consents; No Conflicts.   Assuming the representations and warranties in Article III are true and correct, except (a) for the registration or filing with the Registrar of Companies of the Cayman Islands, the SEC or applicable state blue sky or other securities laws filings with respect to the Transactions, and (b) for such other filings, notifications, notices, submissions, applications, or consents the failure of which to be obtained or made would not have a Company Material Adverse Effect, all filings, notifications, notices, submissions, applications, or consents from or with any Governmental Authority or any other Person required in connection with the valid execution, delivery and performance of this Agreement and the other Transaction Documents, and the consummation of the Transactions, in each case on the part of the Acquisition Entities, have been duly obtained or completed (as applicable) and are in full force and effect. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is or will be a party does not, and the consummation by each Acquisition Entity of the transactions contemplated hereby and thereby will not result in any violation of, be in conflict with, or constitute a default under, require any consent under, or give any Person rights of termination, amendment, acceleration (including acceleration of any obligation of such Acquisition Entity) or cancellation under, (i) any Governmental Order, (ii) any provision of the Organizational Documents of each Acquisition Entity, or (iii) any applicable Law, other than any restrictions under federal or state securities laws, this Agreement or the Organizational Documents of each Acquisition Entity, except in the case of sub-clauses (i), (ii), and (iii), as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Acquisition Entities to enter into and perform the Transaction Documents to which it is or will be a party and to consummate the Transactions.

Section 5.5.   Absence of Changes.   Since the date of its incorporation, each Acquisition Entity has operated its business in the Ordinary Course.
Section 5.6.   Actions.   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Acquisition Entities to enter into and perform the Transaction Documents to which it is or will be a party and to consummate the Transactions, (a) there is no Action pending or, to the Knowledge of the Company threatened in writing against or affecting any Acquisition Entity, and (b) there is no judgment or award unsatisfied against any Acquisition Entity, nor is there any Governmental Order in effect and binding on any Acquisition Entity or its assets or properties.
Section 5.7.   Brokers.   Except as set forth in Section 3.17 of the Company Disclosure Letter, no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission or expense reimbursement in connection with the Transactions contemplated based upon arrangements made by and on behalf of the Acquisition Entities or any of its Affiliates.
Section 5.8.   Proxy/Registration Statement.   The information supplied by the Acquisition Entities in writing specifically for inclusion in the Proxy/Registration Statement shall not, at (a) the time the Proxy/Registration Statement is declared effective, (b) the time the Proxy/Registration Statement (or any amendment thereof or supplement thereto) is first mailed to the CGAC Shareholders, and (c) the time of the CGAC Shareholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents that each Acquisition Entity is responsible for filing with the SEC in connection with the Transactions will comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the Exchange Act.
Section 5.9.   Business Activities.   The Acquisition Entities were formed solely for the purpose of effecting the Transactions and have not engaged in any business activities or conducted any operations other than in connection with the Transactions and have no, and at all times prior to the Acquisition Closing except as expressly contemplated by the Transaction Documents and the Transactions, will have no, assets, liabilities or obligations of any kind or nature whatsoever other than those incident to its formation. PubCo shall be prior to the Initial Closing and at all times thereafter, a foreign private issuer as defined in Rule 405 under the Securities Act.
Section 5.10.   Intended Tax Treatment.   Each Acquisition Entity other than Merger Sub 1 is classified as a corporation for U.S. federal income tax purposes and has not elected and will not elect to change such classification. Merger Sub 1 intends to elect to be disregarded as an entity separate from PubCo for U.S. federal income tax purposes. Each Acquisition Entity has not taken any action (nor permitted any action to be taken), and is not aware of any fact or circumstance, that would reasonably be expected to prevent, impair or impede the Intended Tax Treatment (excluding, for the avoidance of doubt, any action, fact or circumstance contemplated under this Agreement or other Transaction Documents).
Section 5.11.   Investment Company Act; JOBS Act.   No Acquisition Entity is an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act.
Section 5.12.   No Outside Reliance.   Notwithstanding anything contained in this Agreement, each of the Acquisition Entities, and any of its respective equityholders, partners, members or Representatives has made its own investigation of the Company, and acknowledges that neither the Company nor any of its agents or Representatives is making any representation or warranty whatsoever, express or implied, beyond those expressly given by the Company in Article IV, including any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of the Group Companies. Except as otherwise expressly set forth in this Agreement, each Acquisition Entity understands and agrees that any assets, properties and business of the Company and any of its Subsidiaries and Material Subsidiaries are furnished “as is”, “where is” and subject to and except as otherwise provided in the representations and warranties contained in Article IV, with all faults and without any other representation or warranty of any nature whatsoever.

Section 5.13.   No Other Representations.   Except for the representations and warranties expressly made by the Acquisition Entities in this Article V or as expressly set forth in a Transaction Document, the Acquisition Entities, nor any other Person on their behalf, does not make any express representation or warranty with respect to any of the Shareholders, the Shares, the business, or the transactions contemplated by this Agreement or any of the other Transaction Documents, and each Acquisition Entity hereby expressly disclaims any other representations or warranties, whether made by any of its Representatives. Except for the representations and warranties expressly made by the Acquisition Entities in this Article V or in a Transaction Document, each Acquisition Entity hereby expressly disclaims all liability and responsibility for any representation, warranty, projection, forecast, statement or information made, communicated or furnished (orally or in writing) to the CGAC or any of its Representatives (including any opinion, information, projection or advice that may have been or may be provided to CGAC or any of its Representatives by any Representative of the Acquisition Entities), including any representations or warranties regarding the probable success or profitability of the business.
ARTICLE VI
COVENANTS OF THE COMPANY
Section 6.1.   Conduct of Business
(a)   Except (i) as contemplated or permitted by the Transaction Documents, (ii) as required by applicable Law, (iii) as a result of or in connection with COVID-19 or any reasonable COVID-19 Measures taken in good faith, (iv) as set forth on Section 6.1 of the Company Disclosure Letter or (v) as consented to by CGAC in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), from the Original BCA Date through the earlier of the Closings or valid termination of this Agreement pursuant to Article X (the “Interim Period”), the Company shall use commercially reasonable efforts to operate the business of the Group Companies in all material respects in the Ordinary Course; provided, that (x) the failure to take any action which is prohibited by the provisions of Section 6.1(b) shall not constitute a breach of this Section 6.1(a); and (y) no action by a Group Company specifically permitted as an exception to the actions which are otherwise prohibited by the provisions of Section 6.1(b) shall be deemed a breach of this Section 6.1(a).
(b)   Without limiting the generality of Section 6.1(a) and except (i) as contemplated or permitted by the Transaction Documents, (ii) as required by applicable Law, (iii) as a result of or in connection with COVID-19 or any COVID-19 Measures, (iv) as set forth on Section 6.1 of the Company Disclosure Letter or (v) as consented to by CGAC in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), during the Interim Period, the Company shall not, and shall cause its Subsidiaries not to:
(i)   (A) except pursuant to the Domestication, the pending restructuring as disclosed in Section 3.3 of Company Disclosure Letter, new Company Shares issued to holders of beneficial interests in GDRs held by the Russian National Settlement Depositary (“NSD”) in exchange for such beneficial interests, or as required by applicable Law, amend or otherwise change, in any material respect its memorandum and articles of association or other Organizational Documents (whether by merger, consolidation, amalgamation or otherwise), it being understood that routine administrative amendments (such as changes in directors or officers, changes in share capital that is otherwise permitted hereunder, and other similar amendments) are not material, or (B) propose or adopt a plan of complete or partial liquidation or dissolution, consolidation, restructuring, recapitalization or other reorganization (other than with respect to any dormant entities);
(ii)   except for transactions solely among the Group Companies, incur, assume, guarantee or repurchase or otherwise become liable for any indebtedness for borrowed money, issue or sell any debt securities or options, warrants or other rights to acquire debt securities, in a principal amount exceeding $2,000,000 (or its equivalent in any other currency) other than (A) in connection with the refinancing of Indebtedness existing on the Original BCA Date on terms that are not materially more onerous than such existing Indebtedness and without increasing the principal amount thereof (“Permitted Refinancing Indebtedness”), (B) the incurrence of Permitted Indebtedness, or (C) advances for business expenses to employees and loans or advances to customers and suppliers in the Ordinary Course;

(iii)   transfer, issue, sell, grant, pledge or otherwise dispose of, or amend any agreements in relation to, any of its Equity Securities, or any options, warrants, rights of conversion or other rights, agreements, arrangements or commitment obligations to issue, deliver or sell any Equity Securities of any Group Company, in each case, other than the issuance of shares (A) to holders of beneficial interests in GDRs held by the NSD in exchange for such beneficial interests, (B) pursuant to obligations incurred by the Company prior to the date hereof as set forth in Section 6.1(b)(iii) of the Company Disclosure Letter or (C) pursuant to the exercise or settlement of any Company Options or grants of Company Options under the Share Option Plan;
(iv)   except as (i) would not have a Company Material Adverse Effect, (ii) required under the terms of any Benefit Plan existing as of the Original BCA Date, or (iii) in the Ordinary Course, (A) amend, modify, adopt or enter into any Benefit Plan or any benefit or compensation plan, policy, program or Contract that would be a Benefit Plan if in effect as of the Original BCA Date, or (B) take any action to accelerate any payment, right to payment, or benefit, or the funding of any payment, right to payment or benefit, payable or to become payable to any beneficiary thereof;
(v)   sell, lease, exclusively license, transfer, abandon, allow to lapse or dispose of any material property or assets, in any single transaction or series of related transactions, except for (i) transactions pursuant to Contracts entered into in the Ordinary Course, or (ii) other transactions that do not exceed $1,000,000 (or its equivalent in any other currency) individually or in the aggregate, (iii) dispositions of obsolete, surplus or worn out assets that are no longer useful in the conduct of the businesses of the Group Companies, or (iv) transactions in connection with the incurrence of Permitted Indebtedness, or Permitted Refinancing Indebtedness;
(vi)   except for transactions solely among the Group Companies or in connection with settlement of outstanding liabilities for shares in acquired entities, make any acquisition of, or investment in, a business, by purchase of stock, securities or assets, merger or consolidation, or contributions to capital, or loans or advances, in any such case with a value or purchase price in excess of $5,000,000 (or its equivalent in any other currency) individually or in the aggregate;
(vii)   settle any Action by any Governmental Authority or any other third-party material to the business of the Company in excess of $500,000 (or its equivalent in any other currency);
(viii)   except for repurchase and cancellation in connection with the de-listing from Moscow Stock Exchange, (i) split, combine or reclassify any shares of its share capital, (ii) redeem, repurchase, cancel or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any of its Equity Securities (except for the forfeiture of Company Options held by or repurchase of Company Ordinary Shares from former employees, non-employee directors and consultants in accordance with agreements as in effect on the Original BCA Date providing for the repurchase of shares in connection with any termination of service), (iii) declare, set aside, make or pay any dividend or other distribution, payable in cash, shares, property or otherwise, with respect to any of its share capital, or (iv) amend any term or alter any rights of any of its outstanding Equity Securities;
(ix)   authorize, make or incur any capital expenditures or obligations or liabilities in connection therewith, other than any capital expenditures or obligations or liabilities in an amount not to exceed $2,000,000 (or its equivalent in any other currency) in the aggregate or the amount of budgeted capital expenditure as set forth in the most recent capital expenditure budget that the Company has made available to as of or prior to the date hereof;
(x)   enter into any new Material Contract, or amend any existing Material Contract in any material respect, in each case in a manner that is materially adverse to any of the Group Companies taken as a whole, except (i) in the Ordinary Course, including, without limitation, new Contracts with customers, irrespective of amount, provided such Contracts are entered into in the Ordinary Course, (ii) in connection with the repayment or termination of existing Indebtedness, (iii) in connection with the incurrence of Permitted Refinancing Indebtedness or Permitted Indebtedness, or (iv) for entering into any new Material Contract that does not exceed in the aggregate for any such new Material Contract more than $500,000 (or its equivalent in any other currency) of value or obligations above the applicable threshold set forth in the definition of “Material Contract”; provided, however, that to the extent that another sub-section of this Section 6.1 would permit the entry into a Material Contract in a higher monetary threshold than in the definition of “Material Contract”, then this Section 6.1(b)(x) shall not prevent the entry into of such Material Contract in such higher monetary threshold;
(xi)   voluntarily terminate, suspend, abrogate, amend or modify any Material Permit in a manner materially adverse to any of the Group Companies except in the Ordinary Course;
(xii)   make any material change in its accounting principles, methods or practices unless required by IFRS, requested by Company’s auditor or as is necessary to maintain compliance with PCAOB auditing standards; or
(xiii)   enter into any transaction, agreement, arrangement or otherwise make a commitment to do any of the foregoing (except to the extent that such a transaction, agreement, arrangement or commitment would be permitted by a subsection of the foregoing Section 6.1).
Section 6.2.   Access to Information.   Upon reasonable prior notice and subject to the NDA, during the Interim Period, the Company shall, and shall use its commercially reasonable efforts to cause its Representatives to, afford CGAC and its Representatives, following notice from CGAC in accordance with this Section 6.2, reasonable access during normal business hours to the officers, employees, agents, properties, offices and other facilities, books and records of the Company and each Group Company, and all other financial, operating and other data and information as shall be reasonably requested, in each case, for the purpose of effecting the Transactions; provided, however, that in each case, the Company shall not be required to disclose any document or information, or permit any inspection, that would, in the reasonable judgment of the Company, (a) result in the disclosure of any trade secrets or violate the terms of any confidentiality provisions in any agreement with a third party, (b) result in a violation of applicable Law, including any fiduciary duty, (c) waive the protection of any attorney-client privilege, or (d) result in the disclosure of any sensitive or personal information that would expose the Company to the risk of Liabilities. All information and materials provided pursuant to this Agreement will be subject to the provisions of the NDA, will be granted under conditions that shall not unreasonably interfere with the business and operations of the parties to this Agreement or their respective Representatives, and may, at the Company’s option, be provided via a remote or digital medium and shall be subject to any applicable COVID-19 Measures. Nothing in this Section 6.2 shall require any Group Company to disclose or provide access to any information which primarily relates to the negotiation of this Agreement or the transactions contemplated hereby.
Section 6.3.   Acquisition Proposals and Alternative Transactions
(a)   During the Interim Period, except as expressly permitted by this Section 6.3 or as contemplated by the Transaction Documents, the Company shall not, and it shall cause each Group Company and its and their respective Representatives not to: (a) solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate, any inquiry, proposal or offer (written or oral) with any third-party (including any Competing SPAC) with respect to a Company Acquisition Proposal; (b) furnish or disclose any non-public information to any third-party (including to any Competing SPAC) in connection with or that could reasonably be expected to lead to a Company Acquisition Proposal; (c) enter into any agreement, arrangement or understanding with any third party (including a Competing SPAC) regarding a Company Acquisition Proposal; (d) prepare or take any steps in connection with a public offering of any Equity Securities of any Group Company, or a newly-formed holding company or Subsidiary of any Group Company, or (e) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing.
(b)   Notwithstanding anything to the contrary in Section 6.3(a), if at any time following the date hereof and prior to the earlier of the Company’s receipt of the Company Shareholder Approval or the date, if any, on which this Agreement is validly terminated pursuant to Section 10.1, any Group Company or any of their respective Representatives receives a bona fide unsolicited written Company Acquisition Proposal (which Company Acquisition Proposal was first made after the date hereof and did not result from a material breach of this Section 6.3), the Company and its Representatives may, prior to (but not after) the Company’s receipt of the Company Shareholder Approval, subject to providing CGAC prior written notice of such Company Acquisition Proposal in accordance with Section 6.3(c), take the actions set forth in subsections (i) and (ii) of this Section 6.3(b) if the Company Board has determined in good faith (after consultation with its financial advisors and outside legal counsel), that such Company Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Proposal and (after consultation with its outside legal counsel) that the failure to take such action would be in breach of the directors’ exercise of their fiduciary duties under applicable Law: (i) furnish non-public information to and afford access to the business, employees, officers, Contracts, properties, assets, books and records of the Group Companies to the Person who made such Company Acquisition Proposal and such Person’s Representatives pursuant to (but only pursuant to) one or more Acceptable Confidentiality Agreements (provided that the Company has furnished, made available or provided access to CGAC to any such non-public information (to the extent not previously furnished, made available or provided to CGAC or its Representatives) prior to, concurrent with or within twenty-four (24) hours after such information or access is furnished or afforded to such Person or its Representatives); and (ii) enter into, or otherwise participate in, any discussions or negotiations with any Person and such Person’s Representatives regarding such Company Acquisition Proposal pursuant to (but only pursuant to) one or more Acceptable Confidentiality Agreements.
(c)   Promptly (but in no event more than forty-eight (48) hours) following receipt of any inquiry, indication of interest or proposal that constitutes, or would reasonably be expected to lead to, any Company Acquisition Proposal from and after the Original BCA Date and prior to the earlier of the Initial Merger Effective Time or the date, if any, on which this Agreement is validly terminated pursuant to Section 10.1, the Company shall advise CGAC of the receipt of such inquiry, indication of interest or proposal and the terms and conditions of any such Company Acquisition Proposal (other than, in each case, the identity of the Person making any such inquiry, indication of interest, proposal or Company Acquisition Proposal), and the Company shall as promptly as reasonably practicable after so advising CGAC provide to CGAC to the extent permitted: a copy of such inquiry, indication of interest, proposal or Company Acquisition Proposal and all related material documentation, if in writing which may redact the identity of the Person making such Company Acquisition Proposal. With respect to any Company Acquisition Proposal described in the immediately preceding sentence the Company shall keep CGAC reasonably informed on a current basis of material changes or modifications to the terms of any such Company Acquisition Proposal.
(d)   Notwithstanding anything herein to the contrary, at any time prior to the earlier of the Company’s receipt of the Company Shareholder Approval or the date, if any, on which this Agreement is validly terminated pursuant to Section 10.1 (i) if and only if (x) the Company receives a bona fide unsolicited written Company Acquisition Proposal (which Company Acquisition Proposal did not result from a material breach of this Section 6.3) that the Company Board determines in good faith, after consultation with its outside legal counsel and financial advisors, constitutes a Superior Proposal, and (y) the Company Board determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be a breach of the directors’ fiduciary duties under applicable Law, then the Company Board may make an Adverse Recommendation Change and terminate this Agreement pursuant to Section 10.1(d) to enter into a definitive agreement with respect to such Superior Proposal; and (ii) if and only if in response to an Intervening Event, the Company Board has determined in good faith, after consultation with its outside legal counsel, that the failure to take such action would be a breach of the directors’ fiduciary duties under applicable Law, then the Company Board may make an Adverse Recommendation Change contemplated by clause (B) of the definition of Adverse Recommendation Change; provided, in each case that the Company Board may not make any Adverse Recommendation Change or terminate this Agreement pursuant to this Section 6.3(d) unless:
(A)   the Company shall have first provided prior written notice to CGAC (which notice shall not constitute an Adverse Recommendation Change or termination of this Agreement) (the “Notice”), at least four (4) Business Days in advance of the Company’s or the Company Board’s intention to take any action permitted under this Section 6.3(d), which Notice shall specify (x) in the case of a proposed Adverse Recommendation Change pursuant to Section 6.3(d)(A), the material terms and conditions of any Superior Proposal and, if applicable, include a copy of the most current draft of any acquisition agreement and any other material documents with respect to the Superior Proposal that include any terms and conditions of the Superior Proposal that are not set forth in such draft, and (y) in the case of a proposed Adverse Recommendation Change pursuant to Section 6.3(d)(B), the basis therefor, including a reasonably detailed description of the Intervening Event; and
(B)   prior to making an Adverse Recommendation Change or terminating this Agreement to enter into a definitive agreement with respect to a Superior Proposal, (a) the Company shall, and shall use reasonable best efforts to cause its Representatives to, during the period beginning the date the Notice is given and ending at 5:00 pm (Eastern Time) on the fourth (4th) Business Day after the date such Notice is given (the “Negotiation Period”), negotiate with CGAC in good faith (solely to the extent CGAC desires to negotiate) to make such adjustments in the terms and conditions of this Agreement and consider any other proposals or offers (if any) made by CGAC, and (b) after considering such negotiated adjustments and any proposals or offers made by CGAC during such Negotiation Period, the Company Board shall have determined (x) after consultation with its financial advisors and outside legal counsel that in the case of an Adverse Recommendation Change or termination of this Agreement pursuant to Section 6.3(d)(A), such Company Acquisition Proposal continues to constitute a Superior Proposal, and (y) after consultation with its outside legal counsel that in the case of an Adverse Recommendation Change or termination of this Agreement pursuant to Section 6.3(d)(A) or an Adverse Recommendation Change pursuant to Section 6.3(d)(B), that the failure to take such action would be a breach of the directors’ fiduciary duties under applicable Law. In the event of any revisions to a Company Acquisition Proposal constituting a Superior Proposal, the Company shall be required to deliver a new written notice to CGAC and to comply with the requirements of this Section 6.3 with respect to such new written notice, except that references to the four (4) Business Day period above shall be deemed to be references to a two (2) Business Day period. In the event of any material change to the facts or circumstances relating to the Intervening Event, the Company shall be required to deliver reasonably prompt written notice of such material change (which notice shall include a reasonably detailed description of such material change) and to comply with the requirements of this Section 6.3(d) with respect to such new written notice, including that the Company will provide CGAC with an additional two (2) Business Day period prior to making an Adverse Recommendation Change, and such period shall begin upon the date of CGAC’s receipt of the notice of such material change.
For the avoidance of doubt, if CGAC, within four (4) Business Days (or two (2) Business Days, in the event of a new written notice following material revisions to a Superior Proposal) following its receipt of a Superior Proposal notice makes an offer that, as determined in good faith by the Company Board (after consultation with its outside legal counsel and financial advisors) results in the applicable Company Acquisition Proposal no longer being a Superior Proposal, then the Company shall have no right to terminate this Agreement pursuant to Section 10.1(d) as a result of such Company Acquisition Proposal.
(e)   Nothing contained in this Agreement shall prevent the Company or the Company Board from (i) issuing a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the Exchange Act, (ii) disclosing to the Company Shareholders a position contemplated by Item 1012(a) of Regulation M-A or Rule 14d-9 and Rule 14e-2 under the Exchange Act with respect to any tender offer commenced by another Person constituting a Company Acquisition Proposal, or (iii) from making any disclosure to the Company Shareholders required (after consultation with outside legal counsel) under U.S. federal or state Law, the UK Market Abuse Regulation or any other applicable Law; provided, that this Section 6.3(e) shall not permit the Company or the Company Board to make an Adverse Recommendation Change except as expressly set forth in this Section 6.3. It is agreed that none of the actions contemplated by this Section 6.3(e), if taken, shall be considered an Adverse Recommendation Change and such actions shall not require the giving of notice or compliance with the procedures set forth in Section 6.3(d).
(f)   For purposes of this Agreement:
(i)   “Superior Proposal” means any unsolicited bona fide written Company Acquisition Proposal (with all percentages in the definition of Company Acquisition Proposal increased to ninety percent (90%)) made by a Person or group, which the Company Board determines in its good faith (after consultation with its financial advisors and outside legal counsel) is reasonably likely to be consummated in accordance with its terms taking into account all aspects (including legal, regulatory, timing, certainty of closing and financing aspects) of the Company Acquisition Proposal, and if consummated, would result in a transaction on terms more favorable to the holders of Company Shares than the Mergers from a financial point of view, taking into account all the terms and conditions of such Company Acquisition Proposal and this Agreement and all financial, legal, regulatory and other aspects of such Company Acquisition Proposal that the Company Board considers in good faith to be appropriate (including the conditionality, and the timing and likelihood of consummation, of such Company Acquisition Proposal) and, in connection with any determination under Section 6.3(d), taking into account, if applicable, any negotiated adjustments to this Agreement and any other proposals or offers made by CGAC during the Negotiation Period.
(ii)   “Acceptable Confidentiality Agreement” means a confidentiality agreement that is either (a) in effect as of the execution and delivery of this Agreement; or (b) entered into after the execution and delivery of this Agreement containing terms that are not in any material respect less restrictive of, and not in any material respect more favorable to, a third party or “group” that is a party to such agreement and its Affiliates and Representatives than the terms set forth in the NDA are to CGAC and its Affiliates and Representatives, including with respect to standstill provisions; provided, however, that such confidentiality agreement shall not provide such Person with any exclusive right to negotiate with the Company or otherwise prohibit compliance by the Company Group with any of the provisions of this Section 6.3 or any other obligations of the Company Group under this Agreement.
Section 6.4.   D&O Indemnification and Insurance
(a)   From and after the Closings, PubCo, the Surviving Company and the SPAC Surviving Entity shall jointly and severally indemnify and hold harmless each present and former director and officer of the Company, any of its Subsidiaries and CGAC (in each case, solely to the extent acting in his or her capacity as such and to the extent such activities are related to the business of the Company, its Subsidiaries or CGAC, respectively) (the “D&O Indemnified Parties”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or Liabilities incurred in connection with any Action, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Closings, whether asserted or claimed prior to, at or after the Closings, to the fullest extent that the Company, its Subsidiaries or CGAC, respectively, would have been permitted under applicable Law and its respective certificate of incorporation, certificate of formation, bylaws, limited liability company agreement, limited liability partnership agreement, limited liability limited partnership agreement or other Organizational Documents in effect on the date of this Agreement to indemnify such D&O Indemnified Parties (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law). Without limiting the foregoing, PubCo, the Surviving Company and the SPAC Surviving Entity shall, and shall cause their Subsidiaries to (i) maintain for a period of not less than six years from the Closings provisions in their certificates of incorporation, certificates of formation, bylaws, limited liability company agreements, limited liability partnership agreements, limited liability limited partnership agreements and other Organizational Documents concerning the indemnification and exoneration (including provisions relating to expense advancement) of PubCo, the Surviving Company and its Subsidiaries’ or the SPAC Surviving Entity’s, respectively, former and current officers, directors, employees, and agents that are no less favorable to those Persons than the provisions of the certificate of incorporation, certificate of formation, bylaws, limited liability company agreement, operating agreement, limited liability partnership agreement, limited liability limited partnership agreement and other Organizational Documents of PubCo, the Surviving Company and its Subsidiaries or the SPAC Surviving Entity, respectively, in each case, as of the date of this Agreement, and (ii) not amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, in each case, except as required by Law.
(b)   For a period of six years from the Closings, each of PubCo, the SPAC Surviving Entity and the Surviving Company shall (and the Surviving Company shall cause its Subsidiaries to), maintain in effect directors’ and officers’ liability insurance covering those Persons who are currently covered by the Company’s, any of its Subsidiaries’ or CGAC’s, respectively, directors’ and officers’ liability insurance policies (including, in any event, the D&O Indemnified Parties) on terms not less favorable than the terms of such current insurance coverage; provided, however, that (i) each of PubCo and CGAC shall at or prior to the Closings cause coverage to be extended under the current directors’ and officers’ liability insurance by obtaining a six-year “tail” policy with respect to claims existing or occurring at or prior to the Closings and PubCo, the Surviving Company and the SPAC Surviving Entity, respectively, shall maintain such policies in effect and continue to honor the obligations thereunder, and (ii) if any claim is asserted or made within such six-year period, any insurance required to be maintained under this Section 6.4(b) shall be continued in respect of such claim until the final disposition thereof. In no event shall the Surviving Company be required to pay an annual premium for such policy in excess of three hundred percent (300%) of the aggregate annualized premium payable by CGAC for its existing policy. CGAC shall provide the Company a copy of the tail insurance policy and premium cost at least ten (10) Business Days in advance of the Closing Date for review.

(c)   Notwithstanding anything contained in this Agreement to the contrary, this Section 6.4 shall survive the Closings indefinitely and shall be binding, jointly and severally, on PubCo, the Surviving Company and the SPAC Surviving Entity and all of their respective successors and assigns. In the event that PubCo, the Surviving Company, the SPAC Surviving Entity or any of their respective successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving company or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, PubCo, the Surviving Company or the SPAC Surviving Entity, respectively, shall ensure (and each of PubCo, the SPAC Surviving Entity and the Surviving Company shall cause its Subsidiaries to ensure) that proper provisions shall be made so that the successors and assigns of PubCo, the Surviving Company or the SPAC Surviving Entity as the case may be, shall succeed to the obligations set forth in this Section 6.4.
(d)   The provisions of Section 6.4(a) through (c): (i) are intended to be for the benefit of, and shall be enforceable by, each Person who is now, or who has been at any time prior to the date of this Agreement or who becomes prior to the Closings, a D&O Indemnified Party, his or her heirs and his or her personal representatives, (ii) shall be binding on PubCo, the Surviving Company and the SPAC Surviving Entity and their respective successors and assigns, (iii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have, whether pursuant to Law, Contract, Organizational Documents, or otherwise, and (iv) shall survive the consummation of the Closings and shall not be terminated or modified in such a manner as to adversely affect any D&O Indemnified Party without the consent of such D&O Indemnified Party.
Section 6.5.   Notice of Developments.   During the Interim Period, the Company shall promptly notify CGAC in writing, and CGAC shall promptly notify the Company in writing, upon any of the Group Companies or CGAC, as applicable, becoming aware (awareness being determined with reference to the Knowledge of the Company or the Knowledge of CGAC, as the case may be) (i) of the occurrence or non-occurrence of any event the occurrence or non-occurrence of which has caused or is reasonably likely to cause any condition to the obligations of any party to effect the Transactions not to be satisfied including without limitation, any commencement or threat, in writing, of any Action against such party or any of its Affiliates, or any of their respective properties or assets, or, to the Knowledge of such party, any officer, director, partner, member or manager, in his, her or its capacity as such, of such Party or of its Affiliates with respect to the consummation of the transactions contemplated by this Agreement (ii) of any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement, or (iii) of any notice or other communication in writing from any third party (including any Governmental Authority) alleging that the Consent of such third party is or may be required in connection with the transactions contemplated by this Agreement. The delivery of any notice pursuant to this Section 6.5 shall not cure any breach of any representation or warranty requiring disclosure of such matter or any breach of any covenant, condition or agreement contained in this Agreement or any other Transaction Document or otherwise limit or affect the rights of, or the remedies available to, CGAC or the Company, as applicable.
Section 6.6.   Financial Statements and Financial Information
(a)   The Company shall use its reasonable best efforts, as promptly as practicable after the date of this Agreement, to deliver to CGAC and PubCo, to the extent required for inclusion in the Proxy/Registration Statement, the Company PCAOB Financial Statements and consent of the Independent Auditors to use such Company PCAOB Financial Statements in the Proxy/Registration Statement.
(b)   Each of the Company and CGAC shall each use its reasonable best efforts (i) to assist the other in preparing in a timely manner any other financial information or statements (including customary pro forma financial statements) that are required to be included in the Proxy/Registration Statement and any other filings to be made by CGAC with the SEC in connection with the Transactions, and (ii) to obtain the consents of their respective auditors with respect thereto as may be required by applicable Law or requested by the SEC in connection therewith.
(c)   From the date hereof until the Closing Date, to the extent reasonably available to the Company in connection with the preparation of the Company’s quarterly financial information to be provided to the Company Board in the Ordinary Course, the Company shall furnish to CGAC unaudited condensed consolidated balance sheet data, statements of income (loss) data and cash flow data of the Company for each quarterly period completed after the date hereof no later than 45 days following the end of each such quarterly period, in each case, prepared from the books and records of the Group Companies and, in all material respects, in conformity with the Company’s internal managerial accounting practices.
Section 6.7.   No Trading.   The Company acknowledges and agrees that it is aware, and that the other Group Companies have been made aware of the restrictions imposed by U.S. federal securities laws and the rules and regulations of the SEC promulgated thereunder or otherwise and other applicable foreign and domestic Laws on a Person possessing material non-public information about a publicly traded company. The Company hereby agrees that it shall not purchase or sell any securities of CGAC in violation of such Laws, or cause or encourage any Person to do the foregoing.
Section 6.8.   De-Listing.   The Company shall use commercially reasonable endeavours to de-list from the main market of the London Stock Exchange and the Moscow Exchange at, or prior to, the Initial Merger Effective Time.
ARTICLE VII
COVENANTS OF CGAC
Section 7.1.   Trust Account Proceeds and Related Available Equity
Upon satisfaction or waiver of the conditions set forth in Article IX and provision of notice thereof to the Trustee (which notice CGAC shall provide to the Trustee in accordance with the terms of the Trust Agreement), (a) in accordance with and pursuant to the Trust Agreement, at the Closing, CGAC (i) shall cause any documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, and (ii) shall cause the Trustee to, and the Trustee shall thereupon be obligated to, (A) pay as and when due all amounts payable to CGAC Shareholders pursuant to CGAC Share Redemptions, and (B) immediately thereafter, to the extent of the remaining funds, pay (1) for income tax or franchise tax obligations of CGAC prior to the Closing, (2) all CGAC Transaction Expenses to be paid pursuant to the terms of this Agreement, (3) expenses of CGAC necessary for an Extension (such Extension expenses, “Extension Expenses”), and (4) all thereafter remaining amounts then available in the Trust Account to CGAC for immediate use, and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein.
Section 7.2.   Nasdaq Listing.   From the date of this Agreement through the closing of the Merger, CGAC shall ensure CGAC remains listed as a public company on Nasdaq and satisfies all applicable continuing listing requirements of the Nasdaq. From the date of this Agreement through the closing of the Merger, CGAC will use its reasonable best efforts to list, subject to notice of issuance, the ADSs on Nasdaq as of the Initial Merger Effective Time or as soon as practicable following the closing of the Merger.
Section 7.3.   Conduct of Business.   Except (i) as contemplated or permitted by the Transaction Documents, (ii) as required by applicable Law, (iii) as a result of or in connection with COVID-19 or any reasonable COVID-19 Measures taken in good faith, (iv) as set forth on Section 7.3 of the CGAC Disclosure Letter or (v) as consented to by the Company in writing (which consent with respect to the matters set forth in Section 7.3(e), (f), (g) and (i) shall not be unreasonably conditioned, withheld, delayed or denied), during the Interim Period, CGAC shall and shall cause each of its Subsidiaries and the Acquisition Entities to (y) operate its business in the Ordinary Course, and (z) not:
(a)   (i) with respect to CGAC only, seek any approval from CGAC Shareholders to change, modify or amend the Trust Agreement or the CGAC Articles of Association, except as contemplated by the Transaction Proposals, or (ii) change, modify or amend the Trust Agreement or their respective Organizational Documents, except as expressly contemplated by the Transaction Proposals;
(b)   (i) make or declare any dividend or distribution to CGAC Shareholders or make any other distributions in respect of any of its capital stock, share capital or Equity Securities, (ii) split, combine, reclassify or otherwise amend any terms of any shares or series of its capital stock or Equity Securities, or (iii) purchase, repurchase, redeem or otherwise acquire any of its issued and outstanding share capital, outstanding shares of capital stock or membership interests, warrants or other Equity Securities, other than a redemption of CGAC Shares made as part of CGAC Share Redemptions;

(c)   merge, consolidate or amalgamate with or into, or acquire (by purchasing a substantial portion of the assets of or equity in, or by any other manner) any other Person or be acquired by any other Person;
(d)   make or change any material election in respect of material Taxes, except to comply with GAAP or applicable Law;
(e)   other than pursuant to and in compliance with Section 8.3 or Section 8.4, enter into, renew or amend in any material respect, any transaction or material Contract including CGAC Material Contract, except for material Contracts entered into in the Ordinary Course; provided, however, that notwithstanding anything to the contrary contained in this Agreement, even if done in the Ordinary Course, CGAC shall not enter into, renew or amend in any respect, any transaction or Contract involving an affiliate (as defined in Rule 405 under the Securities Act) of CGAC, the Sponsor or any Affiliate of the Sponsor, in each case except as expressly provided in the Transaction Documents;
(f)   incur, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any Indebtedness or other material Liability in a principal amount or amount, as applicable, other than (i) Indebtedness or other Liabilities expressly contemplated by this Agreement, including as set out in the CGAC Disclosure Letter, or (ii) Liabilities that qualify as CGAC Transaction Expenses;
(g)   revalue its assets or make any change in its accounting principles or methods unless required by GAAP;
(h)   (i) issue, grant, sell, pledge, any Equity Securities, or (ii) grant any options, warrants or other equity-based awards;
(i)   settle or agree to settle any litigation, action, proceeding or investigation before any Governmental Authority or that imposes injunctive or other non-monetary relief on CGAC or Merger Sub;
(j)   form any Subsidiary or enter into or conduct a business of any kind other than as contemplated by this Agreement;
(k)   liquidate, dissolve, reorganize or otherwise wind-up the business and operations of CGAC
(l)   amend, waive or otherwise change, in any material respect, its Organizational Documents, except as required by applicable Law or extend the deadline by which CGAC must complete its Business Combination (an “Extension”) other than in accordance with Section 7.6;
(m)   directly or indirectly increase the compensation or benefits payable, whether conditionally or otherwise, to any director or officer or adopt a new compensation or benefit arrangement;
(n)   enter into any consulting or advisory agreements or similar arrangements, other than consulting and advisory agreements entered by CGAC on an arms-length basis for purposes of consummating the transactions contemplated by the Transaction Documents;
(o)   fail to maintain its books, accounts and records in all material respects in the ordinary course of business consistent with past practice; or
(p)   enter into any transaction, agreement, arrangement or otherwise make a commitment to do any of the foregoing (except to the extent that such a transaction, agreement, arrangement or commitment would be permitted by a subsection of the foregoing Section 7.3).
Section 7.4.   Acquisition Proposals and Alternative Transactions.   During the Interim Period, CGAC will not, and it will cause its Affiliates and its and their respective Representatives not to, directly or indirectly: (a) solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a CGAC Acquisition Proposal, (b) furnish or disclose any non-public information to any person or entity in connection with or that could reasonably be expected to lead to a CGAC Acquisition Proposal, (c) enter into any agreement, arrangement or understanding regarding a CGAC Acquisition Proposal, or (d) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing.

Section 7.5.   CGAC Public Filings.   From the date of this Agreement through the Closing, CGAC will use reasonable best efforts to keep current, accurate and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable Laws.
Section 7.6.   Extension.   CGAC will use reasonable best efforts to exercise its right to extend its deadline to complete its initial business combination by three months at the Sponsor’s sole cost (including making additional deposits to the Trust Account) in the ordinary course as necessary, but no later than March 20, 2024, with the cost of such extension (including making additional deposits to the Trust Account) borne solely by the Sponsor.
Section 7.7.   No Trading.   CGAC acknowledges and agrees that it is aware of the restrictions imposed by U.S. federal securities laws and the rules and regulations of the SEC promulgated thereunder or otherwise and other applicable foreign and domestic Laws, including the UK Market Abuse Regulation and the UK Criminal Justice Act 1993, on a Person possessing material non-public information about a publicly traded company. CGAC hereby agrees that it shall not purchase or sell any securities of the Company in violation of such Laws, or cause or encourage any Person to do the foregoing.
Section 7.8.   Loan from Sponsor.   CGAC hereby agrees that it shall not incur any CGAC Transaction Expenses that permit the repayment of such CGAC Transaction Expenses in the form of any Equity Securities of CGAC. Further, to the extent CGAC is party to any loan or other arrangement with the Sponsor or its Affiliates that provides the Sponsor or its Affiliates with the option to convert all or any portion of any loan or other amounts payable to Sponsor into Sponsor Warrants or other Equity Securities of CGAC. CGAC hereby represents and warrants and confirms that the ability of Sponsor and its Affiliates to convert amounts payable under such arrangements into Sponsor Warrants or of Equity Securities have been terminated.
ARTICLE VIII
JOINT COVENANTS
Section 8.1.   Regulatory Approvals; Other Filings
(a)   Each party hereto shall use their reasonable best efforts to cooperate in good faith with any Governmental Authority and to undertake promptly any and all action required to obtain any necessary or advisable regulatory approvals, consents, Actions, nonactions or waivers in connection with the Transactions (collectively, the “Regulatory Approvals”) as soon as practicable (but in any event prior to the Outside Date) and any and all action necessary to consummate the Transactions as contemplated hereby. Each party hereto shall take such actions as shall be necessary to cause the expiration or termination of the waiting, notice or review periods under any applicable Regulatory Approval with respect to the Transactions as promptly as possible after the execution of this Agreement. All filings and submissions made with any Governmental Authority in connection with this Section 8.1 shall be made in compliance with the requirements of applicable Law. Notwithstanding anything to the contrary contained in this Agreement, nothing contained in this Section 8.1(a), the first sentence of Section 8.1(b) or Section 8.1(c) shall require any Affiliate of CGAC to take or forbear from any action, and for the avoidance of doubt, it is acknowledged and agreed by the parties hereto that the obligations in this Section 8.1(a), the first sentence of Section 8.1(b) or Section 8.1(c) shall not apply to Sponsor or any of its Affiliates (other than CGAC).
(b)   With respect to each of the Regulatory Approvals and any other requests, inquiries, Actions or other proceedings by or from Governmental Authorities, each party hereto shall (i) diligently and expeditiously defend and use reasonable best efforts to obtain any necessary clearance, approval, consent or Regulatory Approval under any applicable Laws prescribed or enforceable by any Governmental Authority for the Transactions and to resolve any objections as may be asserted by any Governmental Authority with respect to the Transactions (including using reasonable best efforts to avoid or remove any conditions, restrictions or impediments to which any Regulatory Approval is subject), and (ii) cooperate fully with each other in the defense of such matters. To the extent not prohibited by Law, the Company shall promptly furnish to CGAC, and CGAC shall promptly furnish to the Company, copies of any material, substantive notices or written communications received by such party or any of its Affiliates from any Governmental Authority with respect to the Transactions, and each such party shall permit counsel to the other parties an opportunity to review in advance, and each such party shall consider in good faith the views of such counsel in connection with, any proposed material, substantive written communications by such party or its Affiliates to any Governmental Authority concerning the Transactions; provided, however, that CGAC shall not enter into any agreement with any Governmental Authority relating to any Regulatory Approval contemplated in this Agreement without the written consent of the Company; provided, further, that neither the Company nor CGAC or any Acquisition Entity shall enter into any agreement with any Governmental Authority with respect to the Transactions which (i) as a result of its terms delays in any material respect the consummation of, or prohibits, the Transactions, or (ii) adds any condition to the consummation of the Transactions, in any such case, without the prior written consent of (A) CGAC in case such agreement is entered into by the Company or any Acquisition Entity, or (B) the Company, in case such agreement is entered into by CGAC. To the extent not prohibited by Law, the Company agrees to provide CGAC and its counsel, and CGAC agrees to provide to the Company and its counsel, the opportunity, to the extent practical, on reasonable advance notice, to participate in any material substantive meetings or discussions, either in person or by telephone, between such party or any of its Affiliates or Representatives, on the one hand, and any Governmental Authority, on the other hand, concerning or in connection with the Transactions. Each of the parties hereto agrees to make all filings, to provide all information required of such party and to reasonably cooperate with each other, in each case, in connection with the Regulatory Approvals; provided, further, that such party shall not be required to provide information to the extent that (w) any applicable Law requires it or its Affiliates to restrict or prohibit access to such information, (x) in the reasonable judgment of such party, the information is subject to confidentiality obligations to a third party, (y) in the reasonable judgment of such party, the information is commercially sensitive and disclosure of such information would have a material impact on the business, results of operations or financial condition of such party, or (z) disclosure of any such information would reasonably be likely to result in the loss or waiver of the attorney-client, work product or other applicable privilege.
(c)   Subject to Section 11.6, the Company, on the one hand, and CGAC, on the other, shall each be responsible for and pay one-half of the filing fees payable to the Governmental Authorities in connection with the Transactions, including such filing fees payable by any Acquisition Entity.
Section 8.2.   Preparation of Proxy/Registration Statement; CGAC Shareholders’ Meeting; Company Shareholders’ Meeting; Approvals/Other Filings
(a)   Proxy/Registration Statement.
(i)   As promptly as reasonably practicable after the execution of this Agreement, CGAC, PubCo and the Company shall prepare and, after receipt of the required Company PCAOB Financial Statements, file or confidentially submit with the SEC, a registration statement on Form F-4 of PubCo (as amended or supplemented from time to time, and including the Proxy Statement (as defined below) contained therein, the “Registration Statement”) in connection with the registration under the Securities Act of the PubCo Ordinary Shares that constitute the Initial Merger Consideration and the Acquisition Merger Consideration, the PubCo Ordinary Shares that constitute the Company Shareholder Earnout Shares and the PubCo Warrants, which Registration Statement will also contain a proxy statement relating to the CGAC Shareholders’ Meeting (the “Proxy Statement”) to approve and adopt: (A) the Business Combination, this Agreement and the other Transaction Documents, the Mergers and the other Transactions, (B) the LTIP, (C) any other proposals as the SEC (or staff member thereof) may indicate are necessary in its comments to the Registration Statement or correspondence related thereto, (D) any other proposals as reasonably agreed by CGAC and the Company to be necessary or appropriate in connection with the transactions contemplated hereby, and (E) adjournment of the CGAC Shareholders’ Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (such proposals in (A) through (E), collectively, the “Transaction Proposals”). Each party shall use its reasonable best efforts to (1) cause the Proxy/Registration Statement when filed by PubCo with the SEC to comply in all material respects with all Laws applicable thereto and rules and regulations promulgated by the SEC, (2) respond as promptly as reasonably practicable to and resolve all comments received from the SEC concerning the Proxy/Registration Statement, (3) cause the Proxy/Registration Statement to be declared effective under the Securities Act as promptly as practicable, and (4) keep the Proxy/Registration Statement effective as long as is necessary to consummate the Transactions. Prior to the effective date of the Proxy/Registration

Statement, PubCo shall take all or any action required under any applicable federal or state securities Laws in connection with the issuance of PubCo Ordinary Shares pursuant to this Agreement. CGAC also agrees to use its reasonable best efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to carry out the Transactions, and the Company shall furnish all information concerning the Group Companies and any of their respective members or shareholders as may be reasonably requested in connection with any such action. As promptly as practicable after finalization and effectiveness of the Proxy/Registration Statement, CGAC shall use reasonable best efforts to within five Business Days thereof, mail the Proxy/Registration Statement to the CGAC Shareholders. Each of CGAC and the Company shall furnish to the other parties all information concerning itself, its Subsidiaries, officers, directors, managers, shareholders, and other equityholders and information regarding such other matters as may be reasonably necessary or advisable or as may be reasonably requested in connection with the Proxy/Registration Statement, or any other statement, filing, notice or application made by or on behalf of PubCo, CGAC the Company or their respective Affiliates to any regulatory authority (including Nasdaq) in connection with the Transactions. For the avoidance of any doubt, the cost for the preparation, filing and mailing of the Proxy/Registration Statement and other related fees shall be solely borne by CGAC.
(ii)   The Company, PubCo and CGAC shall each use its reasonable best efforts (i) to assist the other in preparing in a timely manner any other financial information or statements (including customary pro forma financial statements) that are required to be included in the Proxy/Registration Statement and any other filings to be made by CGAC with the SEC in connection with the Transactions, and (ii) to obtain the consents of its auditors with respect thereto as may be required by applicable Law or requested by the SEC in connection therewith.
(iii)   Any filing of, or amendment or supplement to, the Proxy/Registration Statement will be prepared by CGAC and PubCo and agreed upon by the Company. PubCo will advise CGAC and the Company, promptly after receiving notice thereof, of the time when the Proxy/Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order, of the suspension of the qualification of Ordinary Shares to be issued or issuable in connection with this Agreement for offering or sale in any jurisdiction, or of any request by the SEC for amendment of the Proxy/Registration Statement or comments thereon and responses thereto or requests by the SEC for additional information and responses thereto, and shall provide the Company a reasonable opportunity to provide comments and amendments to any such filing. CGAC, PubCo and the Company shall cooperate and mutually agree upon (such agreement not to be unreasonably conditioned, withheld, delayed or denied), any response to comments of the SEC or its staff with respect to the Proxy/Registration Statement and any amendment to the Proxy/Registration Statement filed in response thereto.
(iv)   If, at any time prior to the Initial Merger Effective Time, any event or circumstance relating to CGAC or its respective officers or directors, should be discovered by CGAC which should be set forth in an amendment or a supplement to the Proxy/Registration Statement, CGAC shall promptly inform the Company. If, at any time prior to the Initial Merger Effective Time, any event or circumstance relating to any of the Group Companies or their respective officers or directors, should be discovered by the Company which should be set forth in an amendment or a supplement to the Proxy/Registration Statement, the Company shall promptly inform CGAC. Thereafter, CGAC and the Company shall promptly cooperate in the preparation and filing by PubCo of an appropriate amendment or supplement to the Proxy/Registration Statement describing or correcting such information and PubCo shall promptly file such amendment or supplement with the SEC and, to the extent required by Law, disseminate such amendment or supplement to the CGAC Shareholders.
(b)   CGAC Shareholders’ Approval.
(i)   Prior to or as promptly as practicable after the Proxy/Registration Statement is declared effective under the Securities Act, CGAC shall establish a record date for, duly call, give notice of, convene and hold a meeting of the CGAC Shareholders (including any adjournment or postponement thereof, the “CGAC Shareholders’ Meeting”) to be held as promptly as reasonably practicable following the date that the Proxy/Registration Statement is declared effective under the Securities Act for the purpose of voting on the Transaction Proposals and obtaining the CGAC Shareholders’ Approval

(including any adjournment or postponement of such meeting for the purpose of soliciting additional proxies in favor of the adoption of this Agreement), providing CGAC Shareholders with the opportunity to elect to effect a CGAC Share Redemption and such other matter as may be mutually agreed by CGAC and the Company. CGAC will use its reasonable best efforts to (A) solicit from its shareholders proxies in favor of the adoption of the Transaction Proposals, including the CGAC Shareholders’ Approval, and will take all other action necessary or advisable to obtain such proxies and CGAC Shareholders’ Approval, and (B) to obtain the vote or consent of its shareholders required by and in compliance with all applicable Law, Nasdaq rules and the CGAC Articles of Association. CGAC (A) shall consult with the Company regarding the record date and the date of the CGAC Shareholders’ Meeting, and (B) shall not adjourn or postpone the CGAC Shareholders’ Meeting without the prior written consent of the Company (which consent shall not be unreasonably conditioned, withheld, delayed or denied); provided, however, that CGAC shall adjourn or postpone the CGAC Shareholders’ Meeting (1) to the extent necessary to ensure that any supplement or amendment to the Proxy/Registration Statement that CGAC reasonably determines (following consultation with the Company, except with respect to any Company Acquisition Proposal) is necessary to comply with applicable Laws, is provided to the CGAC Shareholders in advance of a vote on the adoption of this Agreement, (2) if, as of the time that the CGAC Shareholders’ Meeting is originally scheduled, there are insufficient CGAC Shares represented at such meeting (either in person or by proxy) to constitute a quorum necessary to conduct the business of the CGAC Shareholders’ Meeting, or (3) if, as of the time that the CGAC Shareholders’ Meeting is originally scheduled, adjournment or postponement of the CGAC Shareholders’ Meeting is necessary to enable CGAC to solicit additional proxies required to obtain CGAC Shareholders’ Approval; provided further, however, that CGAC shall adjourn or postpone on not more than three occasions and so long as the date of the CGAC Shareholders’ Meeting is not adjourned or postponed more than an aggregate of 45 consecutive days in connection with such adjournment or postponement, and CGAC shall not be entitled to adjourn or postpone the CGAC Shareholders’ Meeting without the prior written consent of the Company if the events described in clauses (2) and (3) results from a violation by CGAC, Sponsor or their respective Affiliates of any Transaction Documents.
(ii)   The Proxy/Registration Statement shall include a statement to the effect that CGAC Board has unanimously recommended that the CGAC Shareholders vote in favor of the Transaction Proposals at the CGAC Shareholders’ Meeting (such statement, the “CGAC Board Recommendation”) and neither the CGAC Board nor any committee thereof shall withhold, withdraw, qualify, amend or modify, or publicly propose or resolve to withhold, withdraw, qualify, amend or modify, the CGAC Board Recommendation.
(c)   Company Shareholder Approval.
(i)   As promptly as practicable following the Domestication Effective Date and only after the date that the Proxy/Registration Statement is declared effective under the Securities Act (“Proxy Effective Date”), Company shall establish a record date for, duly call, give notice of, convene and hold a meeting of the Company Shareholders (including any adjournment or postponement thereof, the “Company Shareholders’ Meeting”) to be held as promptly as reasonably practicable following the Domestication Effective Date and the Proxy Effective Date for the purpose of obtaining the Company Shareholder Approval (including any adjournment or postponement of such meeting for the purpose of soliciting additional proxies in favor of the adoption of this Agreement). The Company will use its reasonable best efforts to (A) solicit from its shareholders proxies and will take all other action necessary or advisable to obtain such proxies and Company Shareholder Approval, and (B) to obtain the vote or consent of its shareholders required by and in compliance with all applicable Law and its Organizational Documents.
(ii)   The shareholder circular for the Company Shareholders’ Meeting shall include the Company Recommendation and, subject to Section 6.3, neither the Company Board nor any committee thereof shall withhold, withdraw, qualify, amend or modify, or publicly propose or resolve to withhold, withdraw, qualify, amend or modify, the Company Recommendation.
(d)   Other Filings.
(i)   As promptly as practicable after execution of this Agreement, CGAC will prepare and file a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement, the form and substance of which shall be approved in advance in writing by the Company.

(ii)   Promptly after the execution of this Agreement, CGAC and the Company shall also issue a joint press release announcing the execution of this Agreement.
(iii)   CGAC shall prepare a draft Current Report on Form 8-K announcing the results of the CGAC Shareholders’ Meeting and such other information that may be required to be disclosed with respect to the Transactions in any report or form to be filed with the SEC on or prior to the Closing Date (“CGAC Shareholders’ Meeting Form 8-K”), the form and substance of which shall be approved in advance in writing by the Company. CGAC, PubCo and the Company shall prepare a draft Shell Company Report on Form 20-F announcing the Acquisition Closing and such other information that may be required to be disclosed with respect to the Transactions (the “Closing Form 20-F”), the form and substance of which shall be approved in advance in writing by CGAC. As promptly as practicable following the CGAC Shareholders’ Meeting, CGAC shall file the CGAC Shareholders’ Meeting Form 8-K with the SEC. Concurrently with the Closing, or as soon as practicable thereafter, PubCo shall file the Closing Form 20-F with the SEC. Prior to the Closing, CGAC and the Company shall prepare a joint press release announcing the consummation of the Transactions hereunder (“Closing Press Release”). Substantially concurrently with the Closing, CGAC shall issue the Closing Press Release. Unless otherwise provided herein, during the Interim Period, each of CGAC and the Company shall each use its reasonable best efforts to consult with each other before issuing any press release or otherwise making any public statements, in each case, with respect to this Agreement, the Mergers or any of the other Transactions, and shall not issue any such press release or make any such public statement without the prior written consent of the other party.
(e)   Listing. PubCo shall use its best efforts to cause the PubCo ADSs and PubCo Warrants to be approved for listing on Nasdaq, subject to official notice of issuance, prior to the Initial Closing Date.
Section 8.3.   Additional Permitted Financings; Post-Closing Financings.
(a)   Prior to the Closing Date, CGAC shall use its reasonable best efforts to solicit and negotiate Additional Permitted Financings and/or Post-Closing Financings in an effort to satisfy the Gross Proceeds Cap and the parties to this Agreement shall reasonably cooperate with each other in connection therewith. On and after the Closing Date and prior to the expiry of 180 days following the Closing Date, PubCo shall enter into and use its reasonable best efforts to consummate each PubCo Closing Value Sale that is presented to it promptly following the execution and delivery of definitive agreements therefor by the counterparties thereto. For the avoidance of doubt, it is hereby understood and agreed that the decision to negotiate any Additional Permitted Financings and/or Post-Closing Financings that do not constitute a PubCo Closing Value Sale and the terms of any such Additional Permitted Financings and/or Post-Closing Financings and the instruments governing such Additional Permitted Financings and/or Post-Closing Financings shall be subject to the prior written consent of the Company (prior to the Closing) and of PubCo (after the Closing) (which consent may be withheld in the sole and absolute discretion of the Company or PubCo, as applicable), and none of the foregoing actions shall be taken, and no Additional Permitted Financings and/or Post-Closing Financings that do not constitute a PubCo Closing Value Sale shall be entered into, without such prior written consent.
(b)   Each of CGAC, PubCo and the Company shall reasonably cooperate and provide reasonable assistance and information (subject to the terms, conditions and limitations in Section 6.2 herein) as reasonably requested by the other party in connection with the entry into any Additional Permitted Financings and/or Post-Closing Financings.
(c)   To the extent that any Additional Permitted Financings and/or Post-Closing Financings that require the Company’s consent shall have been expressly consented to by the Company or PubCo, as applicable, and entered into in accordance with the terms of this Section 8.3:
(i)   as of the date of entering into such Additional Permitted Financings, CGAC will deliver to the Company true, correct and complete copies of each of the fully executed instruments governing such Additional Permitted Financings; and
(ii)   no party to this Agreement shall enter into any side letters or Contracts related to the provision or funding, as applicable, of the purchases contemplated by the instruments governing such Additional Permitted Financings, Post-Closing Financings or the Transactions other than as expressly set forth in this Agreement, the instruments governing such Additional Permitted Financings, Post-Closing Financings or any other agreement entered into (or to be entered into) in connection with the Transactions with the prior written consent of the Company or PubCo, as applicable.
Section 8.4.   Support of Transaction.   Without limiting any covenant contained in Article VI or Article VII, upon the terms and subject to the conditions set forth in this Agreement, (a) the Company shall, and shall cause its Subsidiaries to and (b) CGAC shall (i) use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties to this Agreement in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Mergers and the other Transactions, (ii) use reasonable best efforts to obtain all material consents and approvals of third parties that the Company and any of its Subsidiaries or CGAC, as applicable, are required to obtain in order to consummate the Transactions, and (iii) use reasonable best efforts to take such other action as may be reasonably necessary or as another party hereto may reasonably request to satisfy the conditions of Article IX or otherwise to comply with this Agreement and to consummate the Transactions as soon as practicable; provided, however, that, notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, including this Article VIII, shall require the Company, any of its Subsidiaries, the Acquisition Entities or CGAC or any of their respective Affiliates to (A) propose, negotiate, commit to or effect by consent decree, hold separate order or otherwise, the sale, divestiture, licensing or disposition of any assets or businesses of any Group Company or CGAC, (B) take or commit to take actions that limit the freedom of action of any of the Company, any of its Subsidiaries or CGAC with respect to, or the ability to retain, control or operate, or to exert full rights of ownership in respect of, any of the businesses, product lines or assets of the Company, any of its Subsidiaries or Material Subsidiaries or CGAC or (C) grant any financial, legal or other accommodation to any other Person, including agreeing to change any of the terms of the Transactions.
Section 8.5.   Tax Matters
(a)   Each of CGAC, the Acquisition Entities and the Company shall (i) use its respective reasonable best efforts to cause the Mergers to qualify, and agree not to, and not to permit or cause any of their Affiliates or Subsidiaries to, take any action which to its knowledge could reasonably be expected to prevent or impede the Transactions from qualifying, for the Intended Tax Treatment (excluding, for the avoidance of doubt, any action contemplated under this Agreement or other Transaction Documents) and (ii) not cause PubCo or Merger Sub 2 to change its classification as a corporation for U.S. federal income tax purposes or Merger Sub 1 to change its intended classification as a disregarded entity for U.S. federal income tax purposes. Each of CGAC, the Acquisition Entities and the Company shall report the Mergers consistently with the Intended Tax Treatment unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code. In addition, each of CGAC, the Acquisition Entities and the Company shall reasonably cooperate with each other and their respective tax counsel to document and support the Intended Tax Treatment.
(b)   Notwithstanding anything in Section 8.6(a) to the contrary, all Transfer Taxes shall be borne and paid by CGAC. Unless otherwise required by applicable Law, CGAC shall timely file any Tax Return or other document with respect to such Transfer Taxes (and the Company and CGAC shall reasonably cooperate with respect thereto as necessary). The Company and CGAC shall reasonably cooperate to reduce or eliminate the amount of any such Transfer Taxes.
(c)   PubCo shall provide to each Company Shareholder who is required to file a gain recognition agreement under Section 367(a) of the Code and the regulations thereunder in connection with the Mergers in order to avoid gain recognition on the Mergers for U.S. federal income tax purposes any information or assistance reasonably requested by such Company Shareholder to enable such Company Shareholder to prepare and file such gain recognition agreement and any related forms or returns. PubCo shall also comply with the reporting obligations under Treasury Regulation Section 1.368-3 with respect to the Merger, and shall provide to each Company Shareholder any information or assistance reasonably requested by such Company Shareholder to enable such Company Shareholder to comply with Treasury Regulation Section 1.368-3(b).
Section 8.6.   Post-Closing Directors and Officers of PubCo.
(a)   Subject to the terms of the PubCo Articles of Association, PubCo shall take all such action within its power as may be necessary or appropriate such that at the Acquisition Merger Effective Time

PubCo’s Board shall initially consist of nine (9) directors (to be elected to the PubCo Board in the following manner), each to hold office in accordance with the PubCo Articles of Association:
(i)   Sponsor shall have the right to designate one (1) director, subject to the prior approval of the Company (such approval not to be unreasonably withheld, conditioned or delayed) who shall qualify as “Independent Director” under Nasdaq Rule 5605(a)(2); and
(ii)   The Company shall have the right to designate eight (8) directors, which may include those persons currently serving as executive and non-executive directors of the Company; provided that at least four (4) of such directors shall qualify as “Independent Directors” under Nasdaq Rule 5605(a)(2); and
(b)   In addition to Company’s rights to designate directors hereunder, PubCo further covenants to duly execute and deliver, on or prior to Closing, an agreement with SGI Group Limited, entitling SGI Group Limited and its Affiliates to nominate, effective from and after the Acquisition Merger Effective Time, a maximum of 3 directors on PubCo Board on terms and subject to conditions consistent with the Relationship Agreement in the form acceptable to the Company.
(c)   The individuals holding such positions as set forth on Schedule 8.6(b) shall be the officers of PubCo, each such officer to hold office in accordance with the PubCo Articles of Association until they are removed or resign in accordance with the PubCo Articles of Association or until their respective successors are duly elected or appointed and qualified.
Section 8.7.   PubCo Equity Plan.   During the Interim Period, Pubco will adopt the Long Term Incentive Plan (the “LTIP”) the draft rules of which are included in Exhibit G. The LTIP is a discretionary plan under which the Compensation Committee of the PubCo Board may grant awards to selected employees and contractors up to a number of PubCo Ordinary Shares (including the Rollover Options) to be mutually agreed by CGAC and the Company prior to the effectiveness of the Proxy/Registration Statement. Awards, the vesting of which may or may not be subject to performance conditions, at the discretion of the Compensation Committee, may be granted in the form of options, conditional awards, restricted shares, restricted stock units or stock appreciation rights, and may be settled in PubCo shares or cash. Awards will normally vest over three (3) years.
Section 8.8.   Payment of Expenses.
(a)   No sooner than five (5) or later than two (2) Business Days prior to the Closing Date, the Company shall provide to CGAC a written report setting forth a list of outstanding amounts of all Company Transaction Expenses. On the Closing Date, the Surviving Entity shall (i) pay or cause to be paid by wire transfer of immediately available funds all such Company Transaction Expenses and, to the extent not paid by CGAC or Sponsor or its Affiliates, the CGAC Transaction Expenses, (ii) pay or cause to be paid to the Sponsor (or, at the direction of Sponsor, to one or more Affiliates of Sponsor) by wire transfer of immediately available funds, as reimbursement, an amount equal to all CGAC Transaction Expenses that have be paid out of pocket by the Sponsor or its Affiliates and, consequently, have been fully discharged prior to the Closing, and (iii) incur CGAC’s obligations to pay or cause to be paid all CGAC Transaction Expenses that are not otherwise paid by CGAC or Sponsor or its Affiliates pursuant to Section 7.1 and paragraph (b) below.
(b)   No sooner than five (5) or later than two (2) Business Days prior to the Closing Date, CGAC shall provide to the Company a written report setting forth a list of outstanding amounts of all CGAC Transaction Expenses accompanied by invoices and supporting documentation. On the Closing Date following the Closing, CGAC shall pay or cause to be paid by wire transfer of immediately available funds all such CGAC Transaction Expenses; provided, however, that the aggregate amount of the CGAC Transaction Expenses shall not exceed Seventeen Million Fifty Thousand dollars ($17,050,000) (the “CGAC Transaction Expenses Cap”); provided that, for purposes of determining whether the CGAC Transaction Expenses exceed the CGAC Transaction Expenses Cap, any financial advisory or underwriting fee incurred by CGAC and contingent upon the amount raised in connection with, or subject to the consummation of, any Additional Permitted Financing shall be excluded. Notwithstanding anything to the contrary in this Agreement, if the aggregate amount of CGAC Transaction Expenses exceeds the CGAC Transaction Expenses Cap (such excess being the “Excess Expense Amount”), the Sponsors shall, pursuant to the

Amended and Restated Sponsor Support Agreement, either choose to promptly repay the Excess Expense Amount within 2 Business Days from Closing Date or forfeit immediately following the Acquisition Closing a number of PubCo Ordinary Shares equal to the quotient obtained by dividing the Excess Expense Amount by $10.00.
Section 8.9.   Shareholder Litigation.
(a)   Each of CGAC and the Company shall promptly advise the other of any Action commenced (or to the Knowledge of the Company or CGAC, as applicable, threatened) on or after the date of this Agreement against such party, any of its Subsidiaries or any of its directors or officers by any Company Shareholder or CGAC Shareholder relating to this Agreement, the Mergers or any of the other Transactions (any such Action, “Shareholder Litigation”), and such party shall keep the other party reasonably informed regarding any such Shareholder Litigation.
(b)   Other than with respect to any Shareholder Litigation where CGAC or the Company are adverse to each other or in the context of any Shareholder Litigation related to or arising out of a Company Acquisition Proposal or a CGAC Acquisition Proposal, (a) the Company shall give CGAC a reasonable opportunity to participate in the defense or settlement of any such Shareholder Litigation (and consider in good faith the suggestions of CGAC in connection therewith) brought against the Company, any of its Subsidiaries or any of their respective directors or officers and no such settlement shall be agreed to without CGAC’s prior consent (which consent shall not be unreasonably conditioned, withheld, delayed or denied), and (b) CGAC shall give the Company a reasonable opportunity to participate in the defense or settlement of any such Shareholder Litigation (and consider in good faith the suggestions of the Company in connection therewith) brought against CGAC or any of its directors or officers, and no such settlement shall be agreed to without the Company’s prior consent (which consent shall not be unreasonably conditioned, withheld, delayed or denied).
ARTICLE IX
CONDITIONS TO OBLIGATIONS
Section 9.1.   Conditions to Obligations of CGAC, Acquisition Entities and the Company
The obligations of each party hereto to consummate, or cause to be consummated, the Transactions to occur at the Closings, are each subject to the satisfaction of the following conditions, any one or more of which may be waived in writing by the Company and CGAC, as applicable whose obligations are conditioned thereupon:
(a)   the CGAC Shareholders’ Approval and the Company Shareholder Approval shall have been obtained;
(b)   the Proxy/Registration Statement shall have become effective under the Securities Act; no stop order suspending the effectiveness of the Proxy/Registration Statement shall have been issued; no proceedings for that purpose shall have been initiated or threatened by the SEC and not withdrawn and CGAC shall have delivered to the Company the prospectus contained in the Proxy/Registration Statement for delivery to Company Shareholders in connection with obtaining vote in the Company Shareholders’ Meeting and the use of such prospectus has not been suspended by SEC;
(c)   the ADS Registration Statement shall have become effective under the Securities Act; no stop order suspending the effectiveness of the ADS Registration Statement shall have been issued; no proceedings for that purpose shall have been initiated or threatened by the SEC and not withdrawn and the use of the prospectus contained in the ADS Registration Statement has not been suspended by SEC;
(d)   no Governmental Authority having jurisdiction over any of the parties hereto or any of the Transactions shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) or Governmental Order issued by a Governmental Authority having jurisdiction over any of the parties hereto or any of the Transactions that are then in effect and which has the effect of making either Closing illegal or which otherwise prevents or prohibits consummation of the Closings;

(e)   the ADS Deposit Agreement, Registration Rights Agreement Assignment, Assumption and Amendment Agreement, Escrow Agreement and the Contingent Share Rights Agreement shall have been duly executed and delivered on or prior to the Closings;
(f)   PubCo shall have established the LTIP the draft rules of which are included in Exhibit G; and
(g)   the ADSs representing the PubCo Ordinary Shares that form part of the Initial Merger Consideration and Acquisition Merger Consideration shall have been approved for listing on Nasdaq subject to official notice of issuance.
Section 9.2.   Conditions to Obligations of CGAC
The obligations of CGAC to consummate, or cause to be consummated, the Transactions to occur at the Closings are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by CGAC:
(a)   the representations and warranties contained in Section 3.1 (Organization, Good Standing and Qualification), Section 3.2(a) (Capitalization and Voting Rights), Section 3.4 (Authorization), and Section 3.17 (Brokers) of this Agreement shall be true and correct in all but de minimis respects as of the Closing Date as if made at the Closing Date, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all but de minimis respects as of such earlier date. Each of the other representations and warranties of the Company and the Acquisition Entities contained in this Agreement shall be true and correct in all respects as of the Closing Date (except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such date) except for inaccuracies or the failure of such representations and warranties to be true and correct that (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” or another similar materiality qualification set forth therein) individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect;
(b)   each of the covenants and obligations of the Company and the Acquisition Entities to be performed as of or prior to the Closing Date shall have been performed in all material respects;
(c)   the Company shall have delivered to CGAC a certificate, dated the date of the Closing, signed by an officer of the Company, certifying as to the satisfaction of the conditions specified in Section 9.2(a), Section 9.2(b) and Section 9.2(d);
(d)   absence of any Company Material Adverse Effect following the Original BCA Date that exists as of the Closing Date and
(e)   the PubCo Warrants shall have been approved for listing on Nasdaq subject to official notice of issuance.
Section 9.3.   Conditions to Obligations of Company and Acquisition Entities
The obligations of the Company or Acquisition Entities to consummate, or cause to be consummated, the Transactions to occur at the Closings are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the Company:
(a)   the representations and warranties contained in Section 4.1(Organization, Good Standing, Corporate Power and Qualification), Section 4.2 (Capitalization and Voting Rights), Section 4.4 (Authorization), and Section 4.10 (Brokers)of this Agreement shall be true and correct in all but de minimis respects as of the Closing Date as if made at the Closing Date, except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all but de minimis respects as of such earlier date. Each of the other representations and warranties of CGAC contained in this Agreement shall be true and correct in all respects as of the Closing Date (except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such date) except for inaccuracies or the failure of such representations and warranties to be true and correct that (without giving effect to any limitation as to “materiality” or “CGAC Material Adverse Effect” or another similar materiality qualification set forth therein, individually or in the aggregate, has not had, and would not, individually or in the aggregate, reasonably be expected to have a CGAC Material Adverse Effect;
(b)   each of the covenants of CGAC to be performed as of or prior to the Closing Date shall have been performed in all material respects;
(c)   CGAC shall have delivered to the Company a certificate, dated the date of the Closing, signed by an officer of CGAC, certifying as to the satisfaction of the conditions specified in Section 9.3(a), Section 9.3(b) and Section 9.3(d);
(d)   absence of any CGAC Material Adverse Effect following the Original BCA Date that exists as of the Closing Date; and
(e)   other than that certain person identified as continuing directors in accordance with Section 8.6, all members of the board of directors and officers of CGAC shall have executed written resignations effective as of the Initial Merger Effective Time.
Section 9.4.   Frustration of Conditions.   None of CGAC, the Acquisition Entities or the Company may rely on the failure of any condition set forth in this Article IX to be satisfied if such failure was caused by such party’s failure to comply in all material respects with its obligations under Section 8.5.
ARTICLE X
TERMINATION/EFFECTIVENESS
Section 10.1.   Termination
This Agreement may be terminated and the Transactions abandoned:
(a)   by mutual written consent of the Company and CGAC;
(b)   by written notice from the Company or CGAC to the other if any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order which has become final and nonappealable and has the effect of making consummation of the Transactions illegal or otherwise preventing or prohibiting consummation of the Transactions; provided that the right to terminate this Agreement under this Section 10.1(b) will not be available to any party whose failure to fulfill any of its obligations under this Agreement has caused or resulted in such Governmental Order;
(c)   by written notice from the Company or CGAC to the other if the Company Shareholder Approval shall not have been obtained by reason of the failure to obtain the required vote at the meeting of Company Shareholders duly convened therefor or at any adjournment or postponement thereof;
(d)   by written notice to CGAC from the Company (at any time prior to receiving the Company Shareholder Approval) in order to enter into a definitive written agreement providing for a Superior Proposal in accordance with Section 6.3(d); provided, that no such termination shall be effective unless the Company (i) has complied with the requirements of Section 6.3 in connection with such Superior Proposal and (ii) pays the Termination Fee in accordance with Section 10.3;
(e)   by written notice to the Company from CGAC (at any time prior to receiving the Company Shareholder Approval) if an Adverse Recommendation Change shall have occurred;
(f)   by written notice to the Company from CGAC if there is any breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, such that the conditions specified in Section 9.2 would not be satisfied at the Closing Date (a “Terminating Company Breach”), except that, if such Terminating Company Breach is curable by the Company upon the earlier of (A) the expiration of 30 days following the date CGAC gives the Company notice of such breach and (B) the Outside Date (the “Company Cure Period”), then such termination shall not be effective, and such termination shall become effective only if the Terminating Company Breach is not cured within the Company Cure Period, provided, that CGAC shall not have the right to terminate this Agreement pursuant to this Section 10.1(f) if at such time CGAC is in material uncured breach of this Agreement;

(g)   by written notice to CGAC from the Company if there is any breach of any representation, warranty, covenant or agreement on the part of CGAC or the Sponsor set forth in this Agreement, such that the conditions specified in Section 9.3 would not be satisfied at the Closing Date (a “Terminating CGAC Breach”), except that if any such Terminating CGAC Breach is curable by CGAC or the Sponsor upon the earlier of (A) the expiration of 30 days following the date the Company gives CGAC notice of such breach and (B) the Outside Date (the “CGAC Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating CGAC Breach is not cured within CGAC Cure Period, provided, that the Company shall not have the right to terminate this Agreement pursuant to this Section 10.1(g) if at such time the Company is in material uncured breach of this Agreement;
(h)   by written notice from the Company or CGAC to the other if the CGAC Shareholders’ Approval shall not have been obtained at the CGAC Shareholders’ Meeting, or at any adjournment or postponement thereof taken in accordance with this Agreement, which termination right shall not be exercisable by CGAC if CGAC has materially breached any of its obligations under the proviso to Section 8.2(b)(i); and
(i)   by either CGAC or the Company, if the transactions contemplated by this Agreement shall not have been consummated on or prior to the earliest to occur: (x) the date of the deadline for CGAC to consummate its initial business combination, as such date may be extended from time to time following one or more Extensions, or (y) June 30, 2024 (the “Outside Date”); provided, however, that this Agreement may not be terminated under this Section 10.1(i) by or on behalf of any party that either directly or indirectly through its Affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained herein that results in, or is the principal cause of, the failure of a condition set forth in Article IX to be satisfied on or prior to the Outside Date.
Section 10.2.   Effect of Termination.   In the event of the termination of this Agreement pursuant to Section 10.1, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of any party hereto, other than the liability of any party for any fraud or any willful and material breach of this Agreement prior to such termination or except as set forth in this Section 10.2, Section 10.3, Article XI (but in the case of Section 11.15, only in respect of any covenant surviving termination) and any corresponding definitions set forth in Article I and (b) the NDA, which shall survive such termination and remain valid and binding obligations of the parties thereto in accordance with their respective terms.
Section 10.3.   Termination Fee.
(a)   The Company shall pay to CGAC the Termination Fee if:
(i)   the Company terminates this Agreement pursuant to Section 10.1(d); or
(ii)   CGAC terminates this Agreement pursuant to Section 10.1(e).
(b)   Any Termination Fee due under Section 10.3(a) shall be paid by wire transfer of immediately available funds to an account designated by CGAC (A) in the case of clause (i) above, prior to or substantially concurrently with such termination, and (B) in the case of clause (ii) above, no later than two (2) Business Days after the date of such termination. In no event shall the Company be obligated to pay the Termination Fee on more than one occasion.
(c)   The parties acknowledge and agree that the agreements contained in this Section 10.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the parties would not enter into this Agreement; accordingly, if the Company fails to timely pay any amount due pursuant to this Section 10.3, and, in order to obtain payment, CGAC commences any action, suit or proceeding which results in a judgment against the Company, the Company shall pay CGAC its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented fees of outside legal counsel) in connection with such action, suit or proceeding. The parties hereto agree that (except in the event of intentional fraud and except for CGAC’s rights under Section 11.15), upon termination of this Agreement under circumstances that entitle CGAC to the Termination Fee, the payment of the Termination Fee shall be the sole and exclusive remedy available to the CGAC Related Parties against the Company Related Parties for all losses suffered as a result of the failure of the transactions contemplated by this Agreement to be consummated or for a breach or failure to perform hereunder or otherwise, and, upon payment of the Termination Fee in such circumstances, (except in the event of intentional fraud and except for CGAC’s rights under Section 11.15) the Company Related Parties shall have no further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby.
ARTICLE XI
MISCELLANEOUS
Section 11.1.   Trust Account Waiver.   Notwithstanding anything to the contrary set forth in this Agreement, the Company acknowledges that it has read the publicly filed final prospectus of CGAC, filed with the SEC on December 18, 2020 (File No. 333-251-040), including the form of investment management trust agreement by and between CGAC and CST, a New York corporation, and understands that CGAC has established the trust account described therein (the “Trust Account”) for the benefit of CGAC’s public shareholders and that disbursements from the Trust Account are available only in the limited circumstances set forth therein. The Company further acknowledges and agrees that CGAC’s sole assets consist of the cash proceeds of CGAC’s initial public offering (the “IPO”) and private placements of its securities occurring simultaneously with the IPO, and that substantially all of these proceeds have been deposited in the Trust Account for the benefit of its public shareholders. Accordingly, the Company (on behalf of itself and its Subsidiaries and Affiliates) hereby waives any past, present or future claim of any kind arising out of this Agreement against, and any right to access, the Trust Account, any trustee of the Trust Account and CGAC to collect from the Trust Account any monies that may be owed to them by CGAC or any of its Affiliates for any reason whatsoever, and will not seek recourse against the Trust Account at any time for any reason whatsoever, including, without limitation, for any knowing and intentional material breach by any of the parties to this Agreement of any of its representations or warranties as set forth in this Agreement, or such party’s material breach of any of its covenants or other agreements set forth in this Agreement, which material breach constitutes, or is a consequence of, a purposeful act or failure to act by such party with the knowledge that the taking of such act or failure to take such act would cause a material breach of this Agreement. This Section 11.1 shall survive the termination of this Agreement for any reason.
Section 11.2.   Waiver.   CGAC on behalf of itself and its Affiliates and the Company on behalf of itself and its Affiliates may in its sole discretion (i) extend the time for the performance of any obligation or other act of any other non-affiliated Party hereto, (ii) waive any inaccuracy in the representations and warranties by such other non-affiliated Party contained herein or in any document delivered pursuant hereto and (iii) waive compliance by such other non-affiliated Party with any covenant or condition contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.
Section 11.3.   Notices.   All general notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by courier or sent by registered post or sent by electronic mail to the intended recipient thereof at its address or at its email address set out below (or to such other address or email address as a party may from time to time notify the other parties). Any such notice, demand or communication shall be deemed to have been duly served (a) if given personally or sent by courier, upon delivery during normal business hours at the location of delivery or, if later, then on the next Business Day after the day of delivery; (b) if sent by electronic mail during normal business hours at the location of delivery, immediately, or, if later, then on the next Business Day after the day of delivery; (c) the third Business Day following the day sent by reputable international overnight courier (with written confirmation of receipt), and (d) if sent by registered post, five days after posting. The initial addresses and email addresses of the parties for the purpose of this Agreement are:
(a)   If to CGAC, to:
Corner Growth Acquisition Corp.
251 Lytton Avenue, Suite 200
Palo Alto, CA 94301
Attn: Jerry Letter, Chief Financial Officer
Email: Jerry@cornercapitalmgmt.com

with a copy (which shall not constitute notice) to:
Reitler Kailas & Rosenblatt LLP
885 Third Avenue — 20th Floor
New York, NY 10022
Attention: John F.F. Watkins
Email: JWatkins@Reitlerlaw.com
(b)   If to the Company or the Acquisition Entities, to:
Noventiq PLC
26-28 Hammersmith Grove,
London, W6 7HA
Attn: Warren Davies
Email: warren.davies@noventiq.com
with a copy (which shall not constitute notice) to:
Allen & Overy LLP
1221 Avenue of Americas
New York, NY 10020
Attention: Stephen Besen and Jeffrey Pellegrino
Email: Stephen.Besen@AllenOvery.com and Jeffrey.Pellegrino@AllenOvery.com
and
Allen & Overy LLP
One Bishops Square
London E1 6AD
Attention: James Roe
Email: James.Roe@AllenOvery.com
Section 11.4.   Assignment
No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other parties hereto and any such transfer without prior written consent shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
Section 11.5.   Rights of Third Parties.   Nothing expressed or implied in this Agreement is intended or shall be construed to (a) confer upon or give any Person (including any equityholder, any current or former director, manager, officer, employee or independent contractor of any Group Company, or any participant in any Benefit Plan or other employee benefit plan, agreement or other arrangement (or any dependent or beneficiary thereof)), other than the parties hereto, any right or remedies under or by reason of this Agreement, (b) establish, amend or modify any employee benefit plan, program, policy, agreement or arrangement, or (c) limit the right of CGAC, the Company, the Acquisition Entities or their respective Affiliates to amend, terminate or otherwise modify any Benefit Plan or other employee benefit plan, policy, agreement or other arrangement following the Closing; provided, however, that (i) the D&O Indemnified Parties (and their successors, heirs and representatives) are intended third-party beneficiaries of, and may enforce, Section 6.4, (ii) the Company Non-Recourse Parties and the CGAC Non-Recourse Parties (and their successors, heirs and representatives), are intended third-party beneficiaries of, and may enforce, Section 11.16 and this Section 11.5(ii) and all rights described in this Agreement as being rights of CGAC, and (iii) Sponsor is an intended third-party beneficiary of, and may enforce, Sections 2.5, 8.6, and 8.8, this Section 11.5 and Section 11.18 of this Agreement.
Section 11.6.   Expenses.   Except as set forth in Section 8.1(c), Section 8.2(a), Section 8.8 and Section 10.3 each party hereto shall be responsible for and pay its own expenses incurred in connection with this Agreement and the Transactions, including all fees of its legal counsel, financial advisers and accountants.

Section 11.7.   Governing Law.   This Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Agreement or the Transaction Documents (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware except that the Laws of Cayman Islands, solely to the extent required thereby, shall apply to the Mergers, in each case without giving effect to the principles of conflicts of laws that would otherwise require the application of the law of any other jurisdiction other than Delaware (provided that the fiduciary duties of the Company Board and the CGAC Board, the Mergers, and any exercise of appraisal and dissenters’ rights with respect to the Mergers shall in each case be governed by the laws of the Cayman Islands).
Section 11.8.   Consent to Jurisdiction and Waiver of Jury Trial
THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE (OR, TO THE EXTENT SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPERIOR COURT OF THE STATE OF DELAWARE, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE) SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 11.3 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY, AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 11.8.
Section 11.9.   Headings; Counterparts.   The headings in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable Law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
Section 11.10.   Disclosure Letters.   The Disclosure Letters (including any section thereof) referenced in this Agreement are a part of this Agreement as if fully set forth herein. All references in this Agreement to the Disclosure Letters (including, in each case, any section thereof) shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. Any disclosure made by a party in the applicable Disclosure Letter, or any section thereof, with reference to any section of this Agreement or section of the applicable Disclosure Letter shall be deemed to be a disclosure with respect to such other applicable sections of this Agreement or sections of the applicable Disclosure Letter to which it is reasonably apparent on the face of such disclosure that such disclosure is responsive to such other section of this Agreement or section of the applicable Disclosure Letter. Certain information set forth in the Disclosure Letters is included solely for informational purposes and may not be required to be disclosed pursuant to this Agreement. The disclosure of any information shall not be deemed to constitute an acknowledgment that such information is required to be disclosed in connection with the representations and warranties made in this Agreement, nor shall such information be deemed to establish a standard of materiality or that the facts underlying such information constitute a Company Material Adverse Effect or a CGAC Material Adverse Effect, as applicable.
Section 11.11.   Entire Agreement.   This Agreement (together with the Disclosure Letters), the NDA and the other Transaction Documents constitute the entire agreement among the parties to this Agreement relating to the Transactions and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the parties hereto or any of their respective Subsidiaries relating to the Transactions (including the Non-Binding Letter between CGAC and the Company, dated as of February 7, 2023). No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the Transactions exist between such parties except as expressly set forth in the Transaction Documents.
Section 11.12.   Amendments.   This Agreement may be amended or modified in whole or in part prior to the Initial Merger Effective Time, only by a duly authorized agreement in writing in the same manner as this Agreement, which makes reference to this Agreement and which shall be executed by the Company and CGAC; provided, however, that, unless otherwise agreed in writing between the Company and CGAC, after the Company Shareholder Approval has been obtained, on the one hand, or the CGAC Shareholders’ Approval has been obtained, on the other hand, there shall be no amendment or waiver that by applicable Law requires further approval by the Company Shareholders or the CGAC Shareholders, respectively, without such approval having been obtained.
Section 11.13.   Publicity
(a)   All press releases or other public communications relating to the Transactions, and the method of the release for publication thereof, shall prior to the Closings be subject to the prior mutual approval of CGAC and the Company; provided, that no such party shall be required to obtain consent pursuant to this Section 11.13(a) to the extent any proposed release or statement is substantially equivalent to the information that has previously been made public without breach of the obligation under this Section 11.13(a).
(b)   The restriction in Section 11.13(a) shall not apply to the extent the public announcement is required by applicable securities Law, any Governmental Authority or stock exchange rule; provided, however, that in such an event, the party making the announcement shall, to the extent practicable, use its reasonable best efforts to consult with the other party in advance as to its form, content and timing.
(c)   The Company acknowledges that, in connection with any Additional Permitted Financings, CGAC shall be entitled to disclose, pursuant to the Exchange Act, any information contained in any presentation to any potential investors in any Additional Permitted Financings, which information may include “Confidential Information” (as defined in the NDA); provided that, CGAC shall (i) have received the Company’s prior written consent prior to disclosing any such Confidential Information in connection with any Additional Permitted Financings in the manner described in Section 8.3(b) and Section 8.4, respectively, and (ii) have provided the Company with the right to review and approve any such materials prior to their distribution to such potential investors in any Additional Permitted Financings, which approvals shall be at the Company’s sole and absolute discretion in the case of Additional Permitted Financings as described in Section 8.4.
Section 11.14.   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties hereto further agree that if any provision contained in this Agreement is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained in this Agreement that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties hereto.
Section 11.15.   Enforcement.   The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specific enforcement of the terms and provisions of this Agreement, in addition to any other remedy to which any party is entitled at law or in equity. In the event that any Action shall be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law, and each party agrees to waive any requirement for the securing or posting of any bond in connection therewith.
Section 11.16.   Non-Recourse.   This Agreement may only be enforced against, and any Action or cause of Action based upon, arising out of, or related to this Agreement or the Transactions may only be brought against, the Company, CGAC, and the Acquisition Entities as named parties hereto. Except to the extent a party hereto (and then only to the extent of the specific obligations undertaken by such party hereto) and, in the case of the Sponsor, pursuant to the Transaction Documents to which they are a party, (i) no past, present or future director, officer, employee, incorporator, member, partner, shareholder, stockholder, Affiliate, agent, attorney, advisor or other Representative of the Company or any Affiliate of the Company (each, a “Company Non-Recourse Party”) or of CGAC or the Acquisition Entities (each, a “CGAC Non-Recourse Party”), and (ii) no past, present or future director, officer, employee, incorporator, member, partner, shareholder, stockholder, Affiliate, agent, attorney, advisor or other Representative of any of the foregoing, shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or Liabilities of any one or more of the Company, CGAC or the Acquisition Entities under this Agreement for any Action based on, arising out of, or related to this Agreement or the Transactions.
Section 11.17.   Non-Survival of Representations, Warranties and Covenants.   Except as otherwise contemplated by Section 10.2, the representations, warranties, covenants, obligations or other agreements in this Agreement or in any certificate (including confirmations therein), statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall not survive the Closings and shall terminate and expire upon the occurrence of the Closings (and there shall be no liability after the Closings in respect thereof), except for (a) those covenants and agreements contained in this Agreement that by their terms expressly apply in whole or in part after the Closings, and then only with respect to any breaches occurring after the Closings, and (b) this Article XI.
Section 11.18.   Conflicts and Privilege
(a)   The Company, CGAC and the Acquisition Entities on behalf of their respective successors and assigns, hereby agree that, in the event a dispute with respect to this Agreement or the transactions contemplated hereby arises after the Closings between or among (x) the Sponsor, the shareholders or holders of other equity interests of CGAC or the Sponsor or any of their respective directors, members, partners, officers, employees or Affiliates (other than the Acquisition Entities or the Surviving Company) (collectively, the “CG Group”), on the one hand, and (y) the Surviving Company or any member of the NOV Group, on the other hand, any legal counsel, including Reitler Kailas & Rosenblatt LLP (“Reitler”), that represented CGAC or the Sponsor prior to the Closings may represent the Sponsor or any other member of the CG Group, in such dispute even though the interests of such Persons may be directly adverse to the Surviving Company, and even though such counsel may have represented CGAC in a matter substantially related to such dispute, or may be handling ongoing matters for the Acquisition Entities , the Surviving Company or the Sponsor. The Company, CGAC and the Acquisition Entities, on behalf of their respective successors and assigns (including, after the Closings, the Surviving Company), further agree that, as to all legally privileged communications prior to the Closings (made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any

Transaction Documents or the transactions contemplated hereby or thereby) between or among CGAC, the Sponsor or any other member of the CG Group, on the one hand, and Reitler, on the other hand, the attorney/client privilege and the expectation of client confidence shall survive the Mergers and belong to the CG Group after the Closings, and shall not pass to or be claimed or controlled by the Acquisition Entities or the Surviving Company. Notwithstanding the foregoing, any privileged communications or information shared by the Company prior to the Closings with CGAC or the Sponsor under a common interest agreement shall remain the privileged communications or information of the Acquisition Entities and the Surviving Company.
(b)   The Company, CGAC and the Acquisition Entities, on behalf of their respective successors and assigns, hereby agree that, in the event a dispute with respect to this Agreement or the transactions contemplated hereby arises after the Closings between or among (x) the shareholders or holders of other equity interests of the Company or any of their respective directors, members, partners, officers, employees or Affiliates (other than the Acquisition Entities or the Surviving Company) (collectively, the “NOV Group”), on the one hand, and (y) the Surviving Company or any member of the CG Group, on the other hand, any legal counsel, including Allen & Overy LLP (“A&O”) that represented the Company prior to the Closings may represent any member of the NOV Group in such dispute even though the interests of such Persons may be directly adverse to the Acquisition Entities and the Surviving Company, and even though such counsel may have represented the Company in a matter substantially related to such dispute, or may be handling ongoing matters for the Acquisition Entities and the Surviving Company. The Company, CGAC and the Acquisition Entities, on behalf of their respective successors and assigns (including, after the Closings, the Surviving Company), further agree that, as to all legally privileged communications prior to the Closings (made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any Transaction Documents or the transactions contemplated hereby or thereby) between or among the Company or any member of the NOV Group, on the one hand, and A&O, on the other hand, the attorney/client privilege and the expectation of client confidence shall survive the Mergers and belong to the NOV Group after the Closings, and shall not pass to or be claimed or controlled by CGAC, the Acquisition Entities or the Surviving Company. Notwithstanding the foregoing, any privileged communications or information shared by CGAC or the Sponsor prior to the Closings with the Company under a common interest agreement shall remain the privileged communications or information of the Acquisition Entities or the Surviving Company.
[Signature Pages Follow]

IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date first above written.
CORNER GROWTH ACQUISITION CORP.
By:
/s/ Marvin Tien

Name:
Marvin Tien

Title:
Chief Executive Officer

[Signature Page to the Business Combination Agreement]

CORNER GROWTH SPAC MERGER SUB, INC.
By:
/s/ Hervé Tessler

Name:
Hervé Tessler

Title:
Chief Executive Officer

[Signature Page to the Business Combination Agreement]

NOVENTIQ HOLDINGS PLC
By
/s/ Hervé Tessler

Name:
Hervé Tessler

Title:
Chief Executive Officer

[Signature Page to the Business Combination Agreement]

NOVENTIQ HOLDING COMPANY
By
/s/ Hervé Tessler

Name:
Hervé Tessler

Title:
Chief Executive Officer

[Signature Page to the Business Combination Agreement]

NOVENTIQ MERGER 1 LIMITED
By
/s/ Hervé Tessler

Name:
Hervé Tessler

Title:
Chief Executive Officer

Annex B
AMENDED AND RESTATED SPONSOR SUPPORT AGREEMENT
This Amended and Restated Sponsor Support Agreement (this “Agreement”), dated as of December 29, 2023, is entered into by and among Corner Growth Acquisition Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“CGAC”), Noventiq Holdings PLC, a company organized under the laws of the Cayman Islands (the “Company”), Noventiq Holding Company, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”) and CGA Sponsor, LLC, a Delaware limited liability company (“Sponsor”, and CGAC, the Company, PubCo and Sponsor, each a “Party”, and collectively, the “Parties”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Amended and Restated Business Combination Agreement (as defined below).
RECITALS
WHEREAS, the Company, CGAC and Corner Growth SPAC Merger Sub, Inc. have entered into a business combination agreement, dated May 4, 2023 (the “Original BCA”);
WHEREAS, in connection with the Original BCA, the Company, CGAC and Sponsor entered into a sponsor support agreement, dated May 4, 2023 (the “Original SSA”);
WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company, CGAC, PubCo, Noventiq Merger 1 Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly owned subsidiary of PubCo (“Merger Sub 1”), and Corner Growth SPAC Merger Sub, Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of PubCo (“Merger Sub 2”) are entering into an Amended and Restated Business Combination Agreement (as amended, supplemented, restated or otherwise modified from time to time, the “A&R Business Combination Agreement”), pursuant to which (and subject to the terms and conditions set forth therein) (a) CGAC will merge with and into Merger Sub 1, with Merger Sub 1 being the surviving entity (the “Initial Merger”), (b) Merger Sub 2 will merge with and into the Company (the “Acquisition Merger” and together with the Initial Merger, the “Mergers”), with the Company being the surviving entity and a wholly owned subsidiary of PubCo, and (c) each issued and outstanding security of CGAC and the Company immediately prior to the Initial Merger Effective Time or Acquisition Merger Effective Time, as applicable, will automatically be cancelled and shall cease to exist, in exchange for the right to receive newly issued PubCo Ordinary Shares and certain additional securities, all upon the terms and subject to the conditions set forth in the A&R Business Combination Agreement;
WHEREAS, in connection with the A&R Business Combination Agreement the parties desire to amend and restate the Original SSA, inter alia, to reflect the change in structure of the business combination;
WHEREAS, as of the date hereof, Sponsor is the record and “beneficial owner” (as such term is used herein, within the meaning of Rule 13d-3 under the Exchange Act), and is entitled to dispose of and vote, 9,825,000 CGAC Class A Ordinary Shares and 1 CGAC Class B Ordinary Share (together with the CGAC Class A Ordinary Share issuable upon conversion of such share, and collectively, the “Sponsor Founder Shares”);
WHEREAS, as of the date hereof, Sponsor owns warrants entitling Sponsor to purchase 7,600,000 CGAC Class A Ordinary Shares in the aggregate for $11.50 per share (the “Sponsor Warrants”);
WHEREAS, in connection with the IPO (as such term is defined in the CGAC Articles), CGAC, Sponsor and certain officers and directors of CGAC (collectively, the “Insiders”) entered into a letter agreement, in the form attached as Exhibit 10.5 to the CGAC’s annual report filed with the SEC on Form 10-K for the fiscal year ended December 31, 2022 (the “Insider Letter”), pursuant to which Sponsor and the Insiders agreed to certain voting requirements, transfer restrictions and waiver of redemption rights with respect to the CGAC securities owned by them;
WHEREAS, Article 17.3 of the CGAC’s Amended and Restated Memorandum and Articles of Association (“CGAC Articles”) provides, among other matters, that the CGAC Class B Ordinary Shares will automatically convert into CGAC Class A Ordinary Shares upon the consummation of an initial business combination, subject to adjustment pursuant to Article 17.3 of the CGAC Articles if additional shares of CGAC Class A Ordinary Shares or Equity-linked Securities (as defined in the CGAC Articles), are issued or deemed issued in excess of the amounts sold in the IPO (the “Anti-Dilution Right”);
WHEREAS, at the Closings, 3,800,000 Sponsor Warrants shall automatically be forfeited and returned to CGAC for cancellation pursuant to Section 2.5(b) of the A&R Business Combination Agreement and up to 8,500,000 of the Sponsor Founder Shares and PubCo Ordinary Shares issued in respect thereof shall be subject to forfeiture in the following manner: (i) 5,000,000 Sponsor Founder Shares shall automatically be forfeited and returned to CGAC for cancellation pursuant to Section 2.5(a) of the A&R Business Combination Agreement, (ii) up to 1,500,000 of the Sponsor Founder Shares (the “Alignment Shares”) will be subject to forfeiture pursuant to Sections 2.5(a) and 2.5(c) of the A&R Business Combination Agreement and (iii) 2,000,000 of the PubCo Ordinary Shares issued in respect of the Sponsor Founder Shares (the “Sponsor Earn-Out Shares”) will be subject to forfeiture pursuant to Section 2.5(d) of the A&R Business Combination Agreement;
WHEREAS, pursuant to the A&R Business Combination Agreement (and subject to the terms and conditions set forth therein) as a result of the Initial Merger, Sponsor may elect to deposit certain PubCo Ordinary Shares received in respect of the Sponsor Founder Shares into the ADS Facility to receive ADSs representing such PubCo Ordinary Shares that are not subject to any forfeiture pursuant to Sections 2.5(a)-(d) of the A&R Business Combination Agreement (PubCo Ordinary Shares, ADSs, PubCo Ordinary Shares underlying such ADSs and Sponsor Warrants collectively, the “Restricted Securities”); and
WHEREAS, as a condition and inducement to the willingness of the Company and PubCo to enter into the A&R Business Combination Agreement, the Sponsor is entering into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, CGAC, PubCo the Company and Sponsor hereby agree as follows:
Section 1.   Agreement to Vote.   Subject to the earlier termination of this Agreement in accordance with Section 4, Sponsor, solely in its capacity as a shareholder of CGAC, shall validly execute and deliver to CGAC in respect of all of Sponsor’s Owned Shares (as defined below), on (or effective as of) the fifth (5th) Business Day following the date that the notice of CGAC Shareholders’ Meeting is delivered by CGAC to the CGAC Shareholders, a voting proxy to be distributed in respect of all of Sponsor’s Owned Shares. In addition, prior to the Termination Date (as defined herein), Sponsor, in its capacity as a shareholder of CGAC, at any other meeting of the shareholders of CGAC (whether annual or extraordinary and whether or not an adjourned or postponed meeting, however called and including any adjournment or postponement thereof) and in connection with any written consent of shareholders of CGAC, shall, and shall cause any other holder of record of any of Sponsor’s Owned Shares to:
(a)   when such meeting is held, appear, whether in person or by proxy, at such meeting or otherwise cause Sponsor’s Owned Shares to be counted as present thereat for the purpose of establishing a quorum;
(b)   vote (or execute and return an action by written consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all of Sponsor’s Owned Shares owned or held as of the record date for such meeting (or the date that any written consent is executed by Sponsor) in favor of (i) the Initial Merger, Plan of Initial Merger and the adoption of the A&R Business Combination Agreement, (ii) the Transactions to which CGAC will be a party and (iii) any other matters necessary or reasonably requested by CGAC for consummation of the Initial Merger and the other transactions contemplated by the A&R Business Combination Agreement including those matters that are indicated as requiring Sponsor’s approval by the SEC (or staff member thereof) in its comments to the Proxy/Registration Statement or correspondence related thereto (the matters in (i), (ii) and (iii) collectively, the “CGAC Transaction Proposals”);
(c)   in any other circumstances upon which a consent or other approval is required under the Organizational Documents of CGAC or otherwise sought with respect to the A&R Business Combination Agreement or the other transactions contemplated by the A&R Business Combination

Agreement, vote, consent or approve (or cause to be voted, consented or approved) all of Sponsor’s Owned Shares in favor thereof;
(d)   vote (or execute and return an action by written consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all of Sponsor’s Owned Shares against any action that would reasonably be expected to (i) materially impede, interfere with, delay, postpone or adversely affect the Mergers or any of the other transactions contemplated by the A&R Business Combination Agreement, (ii) result in a breach of any covenant, representation or warranty or other obligation or agreement of CGAC under the A&R Business Combination Agreement or (iii) result in a breach of any covenant, representation or warranty or other obligation or agreement of Sponsor contained in this Agreement; and
(e)   (i) fully comply with, and perform all of its obligations, covenants and agreements set forth in the Insider Letter in all material respects, (ii) enforce the Insider Letter in accordance with its terms, and (iii) not amend, modify or waive any provision of the Insider Letter without the prior written consent of the Company except for amending it solely and only to the extent required to reduce the lock-up period therein to match the Lock-Up Period herein.
(f)   Sponsor hereby irrevocably, to the fullest extent permitted by Law, appoints CGAC, or any designee of CGAC, for so long as the provisions of this Section 1 remain in effect, as Sponsor’s attorney-in-fact and proxy with full power of substitution, to vote and otherwise act (by written consent or otherwise) with respect to the Owned Shares, solely on the matters and in the manner specified in this Section 1. This proxy shall be valid for the duration of this Agreement.
(g)   THE PROXY AND POWER OF ATTORNEY GRANTED PURSUANT TO SECTION 1(f) ARE IRREVOCABLE AND COUPLED WITH AN INTEREST. The proxy and power of attorney shall not be terminated by any act of the Sponsor or by operation of Law, by lack of appropriate power or authority, or by the occurrence of any other event or events and shall be binding upon all successors, assigns, heirs, beneficiaries and legal representatives of Sponsor. Sponsor hereby revokes all other proxies and powers of attorney on the matters specified in this Section 1 with respect to the Owned Shares that Sponsor may have previously appointed or granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by Sponsor with respect thereto. All authority herein conferred or agreed to be conferred shall survive the bankruptcy of Sponsor and any obligation of Sponsor under this Agreement shall be binding upon the successors of Sponsor.
(h)   For the purposes of this Agreement, the term “Owned Shares” means the Sponsor Founder Shares, together with any additional CGAC Shares (or any securities convertible into or exercisable or exchangeable for Sponsor Warrants or CGAC Shares) in which Sponsor acquires record and beneficial ownership after the date hereof, including by purchase, as a result of a share dividend, share split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities.
Section 2.   Waiver of Anti-Dilution Protection.   Pursuant to the Original SSA, Sponsor, as the holder of substantially all of the issued and outstanding CGAC Class B Ordinary Shares, solely in connection with and only for the purpose of the transactions contemplated by the Original BCA, and subject to and conditioned upon the Closing (as defined in the Original BCA), waived, to the fullest extent permitted by Law, the Anti-Dilution Right. The Sponsor hereby waives, subject to and conditioned upon the Closings, the Anti-Dilution Right, and agrees that the CGAC Class B Ordinary Shares will convert into CGAC Class A Ordinary Shares only at the Initial Conversion Ratio (as defined in the CGAC Articles) in connection with the transactions contemplated by the A&R Business Combination Agreement. This waiver shall be void and of no force and effect following the date on which the A&R Business Combination Agreement is validly terminated in accordance with its terms. All other terms related to the CGAC Class B Ordinary Shares shall remain in full force and effect, except as modified as set forth directly above or as contemplated by the A&R Business Combination Agreement or the Transaction Documents in connection with the consummation of the Mergers, which modifications shall be effective only upon the consummation of the Mergers.
Section 3.   No Inconsistent Agreements.   Sponsor hereby covenants and agrees that Sponsor shall not (i) enter into any voting agreement or voting trust with respect to any of Sponsor’s Owned Shares that is inconsistent with Sponsor’s obligations pursuant to this Agreement, (ii) grant a proxy or power of attorney with respect to any of Sponsor’s Owned Shares that is inconsistent with Sponsor’s obligations pursuant to this Agreement, or (iii) enter into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement.
Section 4.   Termination.   This Agreement shall terminate upon the earliest of (i) the Acquisition Merger Effective Time, (ii) the termination of the A&R Business Combination Agreement in accordance with its terms and (iii) the time this Agreement is terminated upon the mutual written agreement of the Company, Pubco, CGAC and Sponsor (the earliest such date under clause (i), (ii) and (iii) being referred to herein as the “Termination Date”) and the representations, warranties, covenants and agreements contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Closings or the termination of this Agreement; provided, that the provisions set forth in Section 11 through Section 25 shall survive the termination of this Agreement.
Section 5.   Representations and Warranties of Sponsor.   Sponsor hereby represents and warrants to the Company as follows:
(a)   As of the date hereof, (i) Sponsor is the sole beneficial and record owner (within the meaning of Rule 13d-3 under the Exchange Act) of all of the Sponsor Founder Shares (it being understood that John Cadeddu and Marvin Tien own a beneficial interest in the Sponsor Founder Shares by virtue of their equity interest in the Sponsor) free and clear of any liens (other than liens created by this Agreement, the Insider Letter or the Organizational Documents of CGAC), (ii) Sponsor has the sole voting power with respect to such Sponsor Founder Shares and (iii) Sponsor has not entered into any voting agreement (other than this Agreement and the Insider Letter) with or granted any Person any proxy (revocable or irrevocable) with respect to such Sponsor Founder Shares. Other than the Owned Shares, and Sponsor Warrants to acquire 7,600,000 CGAC Class A Ordinary Shares, Sponsor does not own beneficially or of record any CGAC Shares (or any securities convertible into or exercisable for CGAC Shares) or any interest therein.
(b)   As of the date hereof, (i) Sponsor is the sole record owner of all of the Sponsor Warrants, free and clear of all liens (other than liens arising under applicable securities Laws and the Insider Letter), (ii) Sponsor has the sole voting power with respect to the CGAC Class A Ordinary Shares underlying the Sponsor Warrants and (iii) Sponsor has not entered into any voting agreement (other than this Agreement and the Insider Letter) with or granted any Person any proxy (revocable or irrevocable) with respect to such CGAC Class A Ordinary Shares underlying the Sponsor Warrants
(c)   As of the date hereof, Sponsor is not the holder or beneficial owner of any equity interest of CGAC other than the Sponsor Shares and Sponsor Warrants.
(d)   Sponsor, in each case except as provided in this Agreement or the Organizational Documents of CGAC, (i) has full voting power, full power of disposition and full power to issue instructions with respect to the matters set forth herein with respect to Sponsor’s Owned Shares, (ii) has not entered into any voting agreement or voting trust, and has no knowledge and is not aware of any such voting agreement or voting trust in effect with respect to any of Sponsor’s Owned Shares that is inconsistent with Sponsor’s obligations pursuant to this Agreement, (iii) has not granted a proxy or power of attorney with respect to any of Sponsor’s Owned Shares, and has no knowledge and is not aware of any such proxy or power of attorney in effect, and (iv) has not entered into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement, and has no knowledge and is not aware of any such agreement or undertaking.
(e)   Sponsor (A) is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware and (B) has all requisite power and authority and has taken all corporate or other action necessary in order to, execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Sponsor and the consummation by Sponsor of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Sponsor and no other proceedings on the part of Sponsor or Sponsor’s equityholders are necessary to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby except as have been obtained prior to the date of this Agreement. This Agreement has been duly executed and delivered by Sponsor and, subject to the due execution and delivery of this Agreement by each other Party hereto, constitutes a legally valid and binding agreement of Sponsor enforceable against Sponsor in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws or other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).
(f)   Other than the filings, notices and reports pursuant to, in compliance with or required to be made under the Exchange Act, no filings, notices, reports, consents, registrations, approvals, permits, waivers, expirations of waiting periods or authorizations are required to be obtained by Sponsor from, or to be given by Sponsor to, or be made by Sponsor with, any Governmental Authority in connection with the execution, delivery and performance by Sponsor of this Agreement, the consummation of the transactions contemplated hereby or the Mergers or the other transactions contemplated by the A&R Business Combination Agreement.
(g)   The execution, delivery and performance of this Agreement by Sponsor does not, and the consummation of the transactions contemplated hereby and the Mergers and the other transactions contemplated by the A&R Business Combination Agreement will not, constitute or result in (i) a breach or violation of, or a default under, the Organizational Documents of Sponsor, (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or a default under, the loss of any benefit under, the creation, modification or acceleration of any obligations under or the creation of a Security Interest on any of the properties, rights or assets of Sponsor pursuant to any Contract binding upon Sponsor or, assuming (solely with respect to performance of this Agreement and the transactions contemplated hereby), compliance with the matters referred to in Section 5(f), under any applicable Law to which Sponsor is subject or (iii) any change in the rights or obligations of any party under any Contract legally binding upon Sponsor, except, in the case of clause (ii) or (iii) directly above, for any such breach, violation, termination, default, creation, acceleration or change that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or impair Sponsor’s ability to perform its obligations hereunder or to consummate the transactions contemplated hereby, the consummation of the Mergers or the other transactions contemplated by the A&R Business Combination Agreement.
(h)   As of the date of this Agreement, there is no Action pending against Sponsor or, to the knowledge of Sponsor, threatened against Sponsor that, in any manner, questions the beneficial or record ownership of Sponsor’s Owned Shares or the validity of this Agreement, or challenges or seeks to prevent, enjoin or materially delay the performance by Sponsor of its obligations under this Agreement.
(i)   Sponsor is a sophisticated shareholder and has adequate information concerning the business and financial condition of CGAC and the Company to make an informed decision regarding this Agreement and the other transactions contemplated by the A&R Business Combination Agreement and has independently, based on such information as Sponsor has deemed appropriate, made its own analysis and decision to enter into this Agreement. Sponsor acknowledges that CGAC and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Sponsor acknowledges that the agreements contained herein with respect to the Owned Shares held by Sponsor are irrevocable.
(j)   Sponsor understands and acknowledges that the Company is entering into the A&R Business Combination Agreement in reliance upon Sponsor’s execution and delivery of this Agreement and the representations, warranties, covenants and other agreements of Sponsor contained herein.
(k)   Except as disclosed in the CGAC Disclosure Letter, no investment banker, broker, finder or other intermediary is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission for which CGAC, PubCo or the Company is or could be liable in connection with the A&R Business Combination Agreement or this Agreement or any of the respective transactions contemplated hereby or thereby, in each case based upon arrangements made by Sponsor in its capacity as a shareholder or, to the knowledge of Sponsor, on behalf of Sponsor in its capacity as a shareholder.

(l)   Except for (a) Transaction Documents to which Sponsor is a party or otherwise disclosed in the CGAC Disclosure Letter and (b) any Contract filed as an exhibit to a form, report, schedule, statement or other document that is publicly filed with the SEC, none of Sponsor nor any of the Affiliates of Sponsor is a party to any Contract with CGAC.
Section 6.   Certain Covenants of the Sponsor.   Except in accordance with the terms of this Agreement, Sponsor hereby covenants and agrees as follows:
(a)   No Solicitation.   Subject to Section 7 hereof, prior to the Termination Date, Sponsor shall not, and, to the extent applicable, shall cause its Affiliates not to, and shall use its reasonable best efforts to cause its and their respective Representatives not to, directly or indirectly, (i) solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with any third-party with respect to a CGAC Acquisition Proposal, (ii) furnish or disclose any non-public information to any third-party in connection with or that could reasonably be expected to lead to a CGAC Acquisition Proposal, (iii) enter into any agreement, arrangement or understanding with any third party regarding a CGAC Acquisition Proposal, or (iv) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing. Notwithstanding anything in this Agreement to the contrary, (i) Sponsor shall not be responsible for the actions of CGAC or the CGAC Board (or any committee thereof), or any officers, directors (in their capacity as such), employees and professional advisors of any of the foregoing (collectively, the “CGAC Affiliated Parties”), (ii) Sponsor makes no representations or warranties with respect to the actions of any of the CGAC Affiliated Parties, and (iii) any breach by CGAC of its obligations under Section 7.4 of the A&R Business Combination Agreement shall not be considered a breach of this Section 6(a) (it being understood that, for the avoidance of doubt, Sponsor or its Representatives (other than any such representative that is a CGAC Affiliated Party) shall remain responsible for any breach by Sponsor or its Representatives of this Section 6(a)).
(b)   Sponsor shall not, prior to the Termination Date, (except in each case pursuant to the A&R Business Combination Agreement), (i) directly or indirectly, (a) sell, transfer, pledge, encumber, assign, hedge, swap, convert or otherwise dispose of (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of Law or otherwise, either voluntarily or involuntarily (collectively, “Transfer”) any of Sponsor’s Owned Shares, or (b) enter into any Contract or option with respect to the Transfer of, any of Sponsor’s Owned Shares, or (ii) publicly announce any intention to effect any transaction specified in clauses (a) or (b), or (iii) take any action that would make any representation or warranty of Sponsor contained herein or the A&R Business Combination Agreement untrue or incorrect or have the effect of preventing or disabling Sponsor from performing its obligations under this Agreement; provided, however, that nothing herein shall prohibit (x) a Permitted Transfer; provided, further, that any Permitted Transfer shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing, reasonably satisfactory in form and substance to Company and CGAC, to assume all of the obligations of Sponsor under, and be bound by all of the terms of, this Agreement; provided, further, that any Transfer permitted under this Section 6(b) shall not relieve Sponsor of its obligations under this Agreement, or (y) a Transfer pursuant to the Finder’s Letter (as defined in the CGAC Disclosure Letter). Any Transfer in violation of this Section 6(b) with respect to Sponsor’s Owned Shares shall be null and void ab initio and CGAC shall be entitled to refuse to recognize any such purported transferee of the Owned Shares as one of its equity holders for any purpose. For the purposes of this Agreement, the term “Permitted Transfer” means a Transfer (i) made by distribution by Sponsor to its members, current and former general and limited partners, or shareholders pursuant to Sponsor’s Organizational Documents; or (ii) by virtue of applicable Law or Sponsor’s Organizational Documents upon liquidation or dissolution of Sponsor. Sponsor hereby agrees that it shall not amend, modify or waive any of the provisions of the Finder’s Letter relating to (x) Sponsor’s voting rights thereunder, or (y) the lock-up provisions contained therein, and shall not otherwise amend, modify or waive the Finder’s Letter in any manner that would adversely affect Sponsor’s obligations under this Agreement.
(c)   Sponsor agrees not to commence, join in, facilitate, assist or encourage, and agree to take all actions necessary to opt out of any class in any class action with respect to any claim, derivative or otherwise, against the Company, CGAC or any Acquisition Entity, or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, or (b) alleging a breach of fiduciary duty of any person in connection with the evaluation, negotiation or entry into the A&R Business Combination Agreement. Sponsor hereby irrevocably waives, and agrees not to exercise or assert, any dissenters’ rights under Section 238 of the Cayman Companies Act and any other similar statute in connection with the Mergers and the A&R Business Combination Agreement.
(d)   Sponsor hereby authorizes CGAC to maintain a copy of this Agreement at either the executive office or the registered office of CGAC.
(e)   Binding Effect of A&R Business Combination Agreement.   Sponsor hereby acknowledges that it has read the A&R Business Combination Agreement and this Agreement and has had the opportunity to consult with its tax and legal advisors. Sponsor shall be bound by and comply with Section 2.5 (Treatment of Sponsor Shares), Section 4.19 (Compliance with Laws), Section 7.8 (Loan from Sponsor), Section 8.8 (Payment of Expenses) and Section 11.13 (Publicity) of the A&R Business Combination Agreement (and any relevant defined terms contained in any such Sections) as if Sponsor was an original signatory to the A&R Business Combination Agreement with respect to such provisions.
Section 7.   Lock Up.
(a)   Sponsor hereby agrees not to Transfer any of the Restricted Securities from and after the Closings and until the earlier of (i) the six (6) month anniversary of the Closing Date and (ii) the date following the date on which PubCo completes a Liquidity Event (such earlier date, the “Lock-Up Period”). For the purposes of this Agreement, the term “Liquidity Event” means a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their shares of PubCo for cash, securities or other property.
(b)   The restrictions set forth in this Section 7 shall not apply to any Transfer of any or all of the Restricted Securities owned by Sponsor made in respect of a Permitted Transfer; provided, that in case of a Permitted Transfer during the Lock-Up Period, it shall be a condition to such Transfer that the transferee executes and delivers to PubCo an agreement, in a form that is reasonably satisfactory to PubCo, stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement applicable to Sponsor, and there shall be no further Transfer of such Restricted Securities except in accordance with this Agreement.
(c)   If any Transfer of Restricted Securities is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void ab initio, and PubCo shall be entitled to refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose.
(d)   During the Lock-up Period, stop transfer orders shall be placed against the Restricted Securities and each certificate or book entry position statement evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN AN AMENDED AND RESTATED SPONSOR SUPPORT AGREEMENT, DATED AS OF DECEMBER 29, 2023, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), THE ISSUER’S SECURITY HOLDER NAMED THEREIN AND CERTAIN OTHER PARTIES NAMED THEREIN. A COPY OF SUCH AMENDED AND RESTATED SPONSOR SUPPORT AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”
(e)   For the avoidance of any doubt, (i) Sponsor shall retain all of its rights as a shareholder of PubCo during the Lock-up Period, including the right to vote, and to receive any dividends and distributions in respect of, any Restricted Securities, and (ii) the restrictions contained in this Section 7 shall not apply to any PubCo Ordinary Share or other securities of PubCo acquired by Sponsor in open market transactions or to any PubCo Ordinary Shares (or other securities of PubCo) other than the Restricted Securities.
Section 8.   Further Assurances.   From time to time and without further consideration, Sponsor shall (i) execute and deliver, or cause to be executed and delivered, such additional documents including Transaction Documents as may be necessary to satisfy any condition to Closing under the A&R Business Combination Agreement including delivering the Sponsor Earn-Out Shares to the Escrow Agent and take all such further action as may be reasonably necessary or reasonably requested to effect the actions and consummate the transactions contemplated by the A&R Business Combination Agreement, this Agreement and the CGAC Transaction Proposals including placing appropriate legends on the Restricted Securities and (ii) refrain from exercising any veto right, consent right or similar right (whether under the Organizational Documents of CGAC or the Cayman Act) which would prevent, impede or, in any material respect, delay or adversely affect the consummation of the Mergers or any other Transaction.
Section 9.   Disclosure.   Sponsor hereby authorizes the Company, PubCo and CGAC to publish and disclose in any announcement or disclosure required by the SEC, or to include in any document or information required to be filed with or furnished to the SEC or Nasdaq Sponsor’s identity and ownership of the Owned Shares and the nature of Sponsor’s obligations under this Agreement.
Section 10.   Changes in Capital Shares.   In the event (i) of a share split, share dividend or distribution, or any change in CGAC Shares by reason of any split-up, reverse share split, recapitalization, combination, reclassification, exchange of shares or the like, (ii) Sponsor purchases or otherwise acquires beneficial ownership of any CGAC Shares or (iii) Sponsor acquires the right to vote or share in the voting of any CGAC Shares, the term “Owned Shares” shall be deemed to refer to and include such shares as well as all such share dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
Section 11.   Amendment and Modification.   This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed by CGAC, the Company, PubCo and Sponsor.
Section 12.   Waiver.   No failure or delay by any Party exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a Party hereto to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such Party.
Section 13.   Notices.   All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, by email (with confirmation of receipt) or sent by a nationally recognized overnight courier service, such as FedEx, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice made pursuant to this Section 13):
if to Sponsor, to the address or email address set forth on Sponsor’s signature page hereto, or in the absence of such address or email address being set forth on the signature page, the address (including email) set forth in the CGAC’s books and records.
if to the Company or PubCo, to it at:
Noventiq Holdings PLC
26-28 Hammersmith Grove,
London, W6 7HA
Attn: Warren Davies
Email: warren.davies@noventiq.com

with a copy (which shall not constitute notice) to:
Allen & Overy LLP
1221 Avenue of Americas
New York, NY 10020
Attention: Stephen Besen and Jeffrey Pellegrino
Email: Stephen.Besen@AllenOvery.com and
      Jeffrey.Pellegrino@AllenOvery.com
and
Allen & Overy LLP
One Bishops Square
London E1 6AD
Attention: James Roe
Email: James.Roe@AllenOvery.com
if to CGAC, to it at:
Corner Growth Acquisition Corp.
251 Lytton Avenue, Suite 200
Palo Alto, CA 94301
Attn: Jerry Letter, CFO
Email: Jerry@cornercapitalmgmt.com
with a copy (which shall not constitute notice) to:
Reitler Kailas & Rosenblatt LLP
885 Third Avenue — 20th Floor
New York, NY 10022
Attention: John F.F. Watkins
Email: JWatkins@Reitlerlaw.com
Section 14.   No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in the Company, PubCo or CGAC any direct or indirect ownership or incidence of ownership of or with respect to the Owned Shares or Restricted Securities of Sponsor. All rights, ownership and economic benefits of and relating to the Owned Shares or Restricted Securities of Sponsor shall remain vested in and belong to Sponsor, and the Company, PubCo or CGAC shall have no authority to direct Sponsor in the voting or disposition of any of Sponsor’s Owned Shares or Restricted Securities, except as otherwise provided herein.
Section 15.   Entire Agreement; Time of Effectiveness.   This Agreement and the A&R Business Combination Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof and thereof. This Agreement shall not be effective or binding upon Sponsor until after such time as the A&R Business Combination Agreement is executed and delivered by the Company, PubCo and CGAC.
Section 16.   No Third-Party Beneficiaries.   Sponsor hereby agrees that its representations, warranties and covenants set forth herein are solely for the benefit of the Company and CGAC in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein, and the Parties hereby further agree that this Agreement may only be enforced against, and any Action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against, the Persons expressly named as Parties.
Section 17.   Waiver and Release.   Effective immediately upon the Closings, Sponsor, on behalf of itself and its Affiliates and their respective Representatives, and each of their respective successors and assigns (each a “Sponsor Releasor”), hereby irrevocably releases, waives, acquits and forever discharges, to the fullest extent permitted by Law, CGAC, the Company, PubCo and each of their respective present and future subsidiaries, Affiliates, representatives, direct and indirect equity holders, officers, directors and employees (each, a “Releasee”) of, from and against (i) any and all obligations or duties CGAC or its Subsidiaries has prior to or as of the Effective Time to such Sponsor Releasor or (ii) all claims, demands, liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions and causes of action of whatever kind or nature, whether known or unknown, which any Sponsor Releasor has prior to or as of the Effective Time, against any Releasee arising out of, based upon or resulting from any Contract, transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, and which occurred, existed, was taken, permitted or begun prior to the Effective Time (except in the event of Fraud on the part of a Releasee) (collectively, “Sponsor Claims”); provided, that nothing contained in this paragraph shall extend to any claims, rights, proceedings, liabilities, obligations, causes of action or losses in connection with (i) any representations, warranties, obligations, covenants, agreements and liabilities under this Agreement, the A&R Business Combination Agreement or any other Transaction Document entered into in connection with the A&R Business Combination Agreement to which Sponsor is a party which survives the Closings and any obligations to make any payment to Sponsor under such agreements, (ii) any rights to compensation that Sponsor may be entitled to under service agreements entered into with CGAG in respect of the transactions contemplated by the A&R Business Combination Agreement to which a Sponsor Releasor may be a party and that (in each case) is expressly disclosed in the CGAC Disclosure Letter, or (iii) any obligations under the CGAC Articles or any written indemnification agreement with CGAC, and directors’ and officers’ liability insurance policies with respect to the indemnification or exculpation of, or advancement of expenses, solely to the extent (in each case) identified in the CGAC Disclosure Letter or as contemplated by Section 6.4 of the A&R Business Combination Agreement. Sponsor Releasor shall not, and shall cause its equity holders, subsidiaries, Affiliates and Representatives, and each of their respective successors and assigns, not to, assert any Sponsor Claim against any of the Releasees that is released pursuant to this Section 17. Notwithstanding the foregoing, no Sponsor Releasor releases any of its express rights under the A&R Business Combination Agreement or any other Transaction Document. This release is intended to be a complete and general release with respect to the Sponsor Claims, and specifically includes claims that are known, unknown, fixed, contingent or conditional arising on or prior to the Closings.
Subject to the reservation of rights and the limitation of the scope of the claims released hereunder, each of the Sponsor Releasors for itself and for its respective Subsidiaries, Affiliates, Representatives, direct and indirect equityholders, parent companies, managers, officers and directors, and each of their respective successors and assigns, expressly acknowledges that with respect to the release of known or unknown Sponsor Claims, Sponsor Releasor is aware that it may hereafter discover facts in addition to or different from those which it now knows or believes to be true with respect to the subject matter in this section, and the releases herein are binding and effective notwithstanding the discovery or existence of any such additional or different facts. In furtherance of this intention, Sponsor acknowledges that the releases contained herein shall be and remain in effect as full and complete general releases notwithstanding the discovery or existence of any such additional facts or different understandings of Law. Sponsor knowingly and voluntarily waives and releases any and all rights and benefits it may now have, or in the future may have, under Section 1542 of the California Civil Code (or any analogous Law of any other state), which reads as follows:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR SPONSOR RELEASOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASEE.”
Sponsor understands that Section 1542, or a comparable statute, rule, regulation or order of another jurisdiction, gives Sponsor the right not to release existing Sponsor Claims of which Sponsor is not aware, unless Sponsor voluntarily chooses to waive this right. Having been so apprised, Sponsor nevertheless hereby voluntarily elects to and does waive any rights it may have that are described in Section 1542, or such other comparable statute, rule, regulation or order, and elects to assume all risks for Sponsor Claims that exist, existed or may hereafter exist in its favor, known or unknown, suspected or unsuspected, arising out of or related to claims or other matters purported to be released pursuant to this Section 17, in each case, effective as of the Closings. Sponsor acknowledges and agrees that the foregoing waiver is an essential and material term of the release provided pursuant to this Section 17 and that, without such waiver, CGAC and the Company would not have agreed to the terms of this Agreement.

Section 18.   Governing Law and Venue; Service of Process; Waiver of Jury Trial.
(a)   This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflicts of Laws to the extent such principles or rules are not mandatorily applicable and would require or permit the application of the Laws of another jurisdiction other than the State of Delaware.
(b)   In addition, each of the Parties (i) consents to submit itself, and hereby submits itself, to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, any state or federal court located in the State of Delaware having subject matter jurisdiction, in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and agrees not to plead or claim any objection to the laying of venue in any such court or that any judicial proceeding in any such court has been brought in an inconvenient forum, (iii) shall not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, any state or federal court located in the State of Delaware having subject matter jurisdiction, and (iv) consents to service of process being made through the notice procedures set forth in Section 13.
(c)   EACH OF THE PARTIES HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 19.   Assignment; Successors.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any Party in whole or in part (whether by operation of Law or otherwise) without the prior written consent of the other Parties. Any such assignment without such consent shall be null and void. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.
Section 20.   Enforcement.   The rights and remedies of the Parties shall be cumulative with and not exclusive of any other remedy conferred hereby. The Parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, including Sponsor’s obligations to vote its Owned Shares as provided in this Agreement, in the Court of Chancery of the State of Delaware or, if under applicable Law exclusive jurisdiction over such matter is vested in the federal courts, any state or federal court located in the State of Delaware, without proof of actual damages or otherwise (and each Party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at Law or in equity.
Section 21.   Severability.   If any term or other provision of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms and provisions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, so long as the economic and legal substance of the transactions contemplated hereby, taken as a whole, are not affected in a manner materially adverse to any Party hereto. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
Section 22.   Counterparts.   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, it being understood that each Party need not sign the same counterpart. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by all of the other parties. Signatures delivered electronically or by facsimile shall be deemed to be original signatures.

Section 23.   Interpretation and Construction.   The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. References to Sections are to Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. The definitions contained in this Agreement are applicable to the masculine as well as to the feminine and neuter genders of such term. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute and to any rules or regulations promulgated thereunder. References to any person include the successors and permitted assigns of that person. References from or through any date mean, unless otherwise specified, from and including such date or through and including such date, respectively. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.
Section 24.   Capacity as a Shareholder.   Notwithstanding anything herein to the contrary, Sponsor signs this Agreement solely in Sponsor’s capacity as a shareholder of CGAC, and not in any other capacity and this Agreement shall not limit, prevent or otherwise affect the actions of Sponsor, or any Affiliate, employee or designee of Sponsor or any of their respective Affiliates in his or her capacity, if applicable, as an officer or director of CGAC (or any Subsidiary of CGAC) or any other Person, including in the exercise of his or her fiduciary duties as a director or officer of CGAC or any Subsidiary of CGAC.
Section 25.   Costs and Expenses.   Each Party to this Agreement will pay its own costs and expenses (including legal, accounting and other fees) relating to the negotiation, execution, delivery and performance of this Agreement and, in the case of Sponsor, such costs and expenses shall be considered CGAC Transaction Expenses.
[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.
CORNER GROWTH ACQUISITION CORP.
By:
/s/ Marvin Tien

Name:
Marvin Tien

Title:
Chief Executive Officer

NOVENTIQ HOLDINGS PLC
By:
/s/ Hervé Tessler

Name:
Hervé Tessler

Title:
Chief Executive Officer

NOVENTIQ HOLDING COMPANY
By:
/s/ Hervé Tessler

Name:
Hervé Tessler

Title:
Chief Executive Officer

CGA SPONSOR, LLC
By:
/s/ Hervé Tessler

Name:
Hervé Tessler

Title:
Chief Executive Officer

Address for Notice:
251 Lytton Avenue, Suite 200
Palo Alto, CA 94301
Attn:
Email:

Annex C
AMENDED AND RESTATED VOTING AND SUPPORT AGREEMENT
This Amended and Restated Voting and Support Agreement (this “Agreement”), dated as of December 29, 2023, is entered into by and among Corner Growth Acquisition Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“CGAC”), Noventiq Holdings PLC, a company organized under the laws of the Cayman Islands (the “Company”), Noventiq Holding Company, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), and certain of the shareholders of the Company, whose names appear on the signature pages of this Agreement (such shareholders, the “Shareholders”, and CGAC, the Company, PubCo and the Shareholders, each a “Party”, and collectively, the “Parties”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Amended and Restated Business Combination Agreement (as defined below).
RECITALS
WHEREAS, the Company, CGAC and Corner Growth SPAC Merger Sub, Inc. have entered into a business combination agreement, dated May 4, 2023 (the “Original BCA”);
WHEREAS, in connection with the Original BCA, the Company, CGAC and the Shareholders entered into a voting and support agreement, dated May 4, 2023 (the “Original VSA”);
WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company, CGAC, PubCo, Noventiq Merger 1 Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of PubCo (“Merger Sub 1”), and Corner Growth SPAC Merger Sub, Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of PubCo (“Merger Sub 2”), are entering into an Amended and Restated Business Combination Agreement (as amended, supplemented, restated or otherwise modified from time to time, the “A&R Business Combination Agreement”), pursuant to which (and subject to the terms and conditions set forth therein) (a) CGAC will merge with and into Merger Sub 1, with Merger Sub 1 being the surviving entity (the “Initial Merger”), and (b) Merger Sub 2 will merge with and into the Company (the “Acquisition Merger” and together with the Initial Merger, the “Mergers”), with the Company being the surviving entity and becoming a wholly owned subsidiary of PubCo and (c) each issued and outstanding security of CGAC and the Company immediately prior to the Initial Merger Effective Time or Acquisition Merger Effective Time, as applicable, will automatically be cancelled and shall cease to exist in exchange for the right to receive newly issued PubCo Ordinary Shares and certain additional securities, or assumed by PubCo, as applicable (the “Restricted Securities”), all upon the terms and subject to the conditions set forth in the A&R Business Combination Agreement;
WHEREAS, in connection with the A&R Business Combination Agreement the parties desire to amend and restate the Original VSA to reflect the change in structure of the business combination;
WHEREAS, as of the date hereof, each Shareholder is the record and/or “beneficial owner” (as such term is used herein, within the meaning of Rule 13d-3 under the Exchange Act), and is entitled to dispose of and vote, the number of Company Shares set forth opposite such Shareholder’s name on Schedule 1 of this Agreement (collectively, with respect to each Shareholder, such Shareholder’s “Owned Shares”; and such Owned Shares, together with (1) any additional Company Shares (or any securities convertible into or exercisable or exchangeable for Company Shares) in which such Shareholder acquires record and beneficial ownership after the date hereof, including by purchase, as a result of a share dividend, share split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities and (2) any additional Company Shares with respect to which such Shareholder has the right to vote through a proxy, the “Covered Shares”); and
WHEREAS, as a condition and inducement to the willingness of CGAC to enter into the A&R Business Combination Agreement, the Company, PubCo and the Shareholders are entering into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, CGAC, PubCo, the Company and each Shareholder hereby agree as follows:
Section 1.   Agreement to Vote.   Subject to the earlier termination of this Agreement in accordance with Section 3, each Shareholder, solely in his, her or its capacity as a shareholder or proxy holder of the Company, shall, and shall cause any other holder of record of any of such Shareholder’s Covered Shares, to validly execute and deliver to the Company in respect of all of such Shareholder’s Covered Shares, on (or effective as of) the fifth (5th) Business Day following the date that the notice of Company Shareholders’ Meeting is delivered by the Company to the Company’s Shareholders, a voting proxy to be distributed in respect of all of such Shareholder’s Covered Shares. In addition, prior to the Termination Date (as defined herein), each Shareholder, in his, her or its capacity as a shareholder or proxy holder of the Company, at any other meeting of the shareholders of the Company (whether annual or extraordinary and whether or not an adjourned or postponed meeting, however called and including any adjournment or postponement thereof) and in connection with any written consent of shareholders of the Company, shall, and shall cause any other holder of record of any of such Shareholder’s Covered Shares to:
(a)   when such meeting is held, appear, whether in person or by proxy, at such meeting or otherwise cause the Shareholder’s Covered Shares to be counted as present thereat for the purpose of establishing a quorum;
(b)   vote (or execute and return an action by written consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all of such Shareholder’s Covered Shares owned or held as of the record date for such meeting (or the date that any written consent is executed by such Shareholder) in favor of the (i) Acquisition Merger, Plan of Acquisition Merger and the adoption of the A&R Business Combination Agreement, (ii) the Transactions to which the Company will be a party and (iii) any other matters necessary or reasonably requested by the Company for consummation of the Acquisition Merger and the other transactions contemplated by the A&R Business Combination Agreement including those matters that are indicated as requiring Shareholders’ approval by the SEC (or staff member thereof) in its comments to the Proxy/Registration Statement or correspondence related thereto (the matters in (i), (ii) and (iii) collectively, “Company Transaction Proposals”);
(c)   in any other circumstances upon which a consent or other approval is required under the Organizational Documents of the Company or otherwise sought with respect to the A&R Business Combination Agreement or the other transactions contemplated by the A&R Business Combination Agreement, vote, consent or approve (or cause to be voted, consented or approved) all of such Shareholder’s Covered Shares owned or held at such time in favor thereof; and
(d)   vote (or execute and return an action by written consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all of such Shareholder’s Covered Shares against any action that would reasonably be expected to (i) materially impede, interfere with, delay, postpone or adversely affect the Mergers or any of the other transactions contemplated by the A&R Business Combination Agreement, (ii) result in a breach of any covenant, representation or warranty or other obligation or agreement of the Company under the A&R Business Combination Agreement or (iii) result in a breach of any covenant, representation or warranty or other obligation or agreement of such Shareholder contained in this Agreement.
(e)    Each Shareholder hereby irrevocably, to the fullest extent permitted by law, appoints the Company, or any designee of the Company, for so long as the provisions of this Section 1 remain in effect, as such Shareholder’s attorney-in-fact and proxy with full power of substitution, to vote and otherwise act (by written consent or otherwise) with respect to the Owned Shares, solely on the matters and in the manner specified in this Section 1. This proxy shall be valid for the duration of this Agreement.
(f)   THE PROXIES AND POWERS OF ATTORNEY GRANTED PURSUANT TO SECTION 1(e) ARE IRREVOCABLE AND COUPLED WITH AN INTEREST. The proxies and powers of attorney shall not be terminated by any act of the Shareholder or by operation of Law, by lack of appropriate power or authority, or by the occurrence of any other event or events and shall be binding upon all successors, assigns, heirs, beneficiaries and legal representatives of the Shareholder. Each Shareholder hereby revokes all other proxies and powers of attorney on the matters specified in this Section 1 with respect to the Owned Shares that such Shareholder may have previously appointed or granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by such Shareholder with respect thereto. All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the Shareholder and any obligation of the Shareholder under this Agreement shall be binding upon the heirs, personal representatives, and successors of the Shareholder.
Section 2.   No Inconsistent Agreements.   Each Shareholder hereby covenants and agrees that such Shareholder shall not (i) enter into any voting agreement or voting trust with respect to any of such Shareholder’s Covered Shares that is inconsistent with such Shareholder’s obligations pursuant to this Agreement, (ii) grant a proxy or power of attorney with respect to any of such Shareholder’s Covered Shares that is inconsistent with such Shareholder’s obligations pursuant to this Agreement, or (iii) enter into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement.
Section 3.   Termination.   This Agreement shall terminate upon the earliest of (i) the Acquisition Merger Effective Time, (ii) the termination of the A&R Business Combination Agreement in accordance with its terms and (iii) the time this Agreement is terminated upon the mutual written agreement of the Company, PubCo, CGAC and the Shareholder (the earliest such date under clause (i), (ii) and (iii) being referred to herein as the “Termination Date”) and the representations, warranties, covenants and agreements contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Closings or the termination of this Agreement; provided, that the provisions set forth in Section 10 through Section 23 shall survive the termination of this Agreement.
Section 4.   Representations and Warranties of the Shareholders.   Each Shareholder hereby represents and warrants (severally, and not jointly, as to itself only) to CGAC as follows:
(a)    Except as disclosed on Schedule 2 hereto, such Shareholder is the sole beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of, and has good, valid and marketable title to or has a valid proxy to vote such Shareholder’s Covered Shares, free and clear of any liens (other than as created by this Agreement or the Organizational Documents of the Company). As of the date hereof, other than the Owned Shares set forth opposite such Shareholder’s name on Schedule 1, such Shareholder does not own beneficially or of record any Company Shares (or any securities convertible into Company Shares) or any interest therein.
(b)   Such Shareholder, in each case except as provided in this Agreement or the Organizational Documents of the Company, (i) has full voting power, full power of disposition and full power to issue instructions with respect to the matters set forth herein whether by ownership or by proxy, in each case, with respect to such Shareholder’s Covered Shares, (ii) has not entered into any voting agreement or voting trust, and has no knowledge and is not aware of any such voting agreement or voting trust in effect with respect to any of such Shareholder’s Covered Shares that is inconsistent with such Shareholder’s obligations pursuant to this Agreement, (iii) has not granted a proxy or power of attorney with respect to any of such Shareholder’s Covered Shares that is inconsistent with such Shareholder’s obligations pursuant to this Agreement, and has no knowledge and is not aware of any such proxy or power of attorney in effect, and (iv) has not entered into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement, and has no knowledge and is not aware of any such agreement or undertaking.
(c)   Such Shareholder affirms that (i) if the Shareholder is a natural person, he or she has the legal capacity and all the requisite power and authority and has taken all action necessary in order to execute and deliver this Agreement, to perform his or her obligations hereunder and to consummate the transaction contemplated hereby, and (ii) if the Shareholder is not a natural person, it (A) is a legal entity duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Laws of the jurisdiction of its organization, and (B) has all requisite corporate or other power and authority and has taken all corporate or other action necessary in order to, execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Shareholder and, subject to the due execution and delivery of this Agreement by each other Party hereto, constitutes a legally valid and binding agreement of such Shareholder enforceable against the Shareholder in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws or other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).
(d)   Other than the filings, notices and reports pursuant to, in compliance with or required to be made under the Exchange Act, no filings, notices, reports, consents, registrations, approvals, permits, waivers, expirations of waiting periods or authorizations are required to be obtained by such Shareholder from, or to be given by such Shareholder to, or be made by such Shareholder with, any Governmental Authority in connection with the execution, delivery and performance by such Shareholder of this Agreement, the consummation of the transactions contemplated hereby or the Mergers or the other transactions contemplated by the A&R Business Combination Agreement.
(e)   The execution, delivery and performance of this Agreement by such Shareholder does not, and the consummation of the transactions contemplated hereby and the Mergers and the other transactions contemplated by the A&R Business Combination Agreement will not, constitute or result in (i) a breach or violation of, or a default under, the Organizational Documents of such Shareholder (if such Shareholder is not a natural person), (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or a default under, the loss of any benefit under, the creation, modification or acceleration of any obligations under or the creation of a Security Interest on any of the properties, rights or assets of such Shareholder pursuant to any Contract binding upon such Shareholder or, assuming (solely with respect to performance of this Agreement and the transactions contemplated hereby) compliance with the matters referred to in Section 4(d), under any applicable Law to which such Shareholder is subject or (iii) any change in the rights or obligations of any party under any Contract legally binding upon such Shareholder, except, in the case of clause (ii) or (iii) directly above, for any such breach, violation, termination, default, creation, acceleration or change that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or impair such Shareholder’s ability to perform its obligations hereunder or to consummate the transactions contemplated hereby, the consummation of the Mergers or the other transactions contemplated by the A&R Business Combination Agreement.
(f)   As of the date of this Agreement, there is no Action pending against such Shareholder or, to the knowledge of such Shareholder, threatened against such Shareholder that, in any manner, questions the beneficial or record ownership of the Shareholder’s Covered Shares or the validity of this Agreement, or challenges or seeks to prevent, enjoin or materially delay the performance by such Shareholder of its obligations under this Agreement.
(g)   The Shareholder is a sophisticated shareholder and has adequate information concerning the business and financial condition of CGAC and the Company to make an informed decision regarding this Agreement and the other transactions contemplated by the A&R Business Combination Agreement and has independently, based on such information as the Shareholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. The Shareholder acknowledges that CGAC and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. The Shareholder acknowledges that the agreements contained herein with respect to the Covered Shares held by the Shareholder are irrevocable.
(h)   Such Shareholder understands and acknowledges that CGAC is entering into the A&R Business Combination Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement and the representations, warranties, covenants and other agreements of such Shareholder contained herein.

(i)   No investment banker, broker, finder or other intermediary is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission for which CGAC, PubCo or the Company is or could be liable in connection with the A&R Business Combination Agreement or this Agreement or any of the respective transactions contemplated hereby or thereby, in each case based upon arrangements made by such Shareholder in his, her or its capacity as a shareholder or, to the knowledge of such Shareholder, on behalf of such Shareholder in his, her or its capacity as a shareholder.
(j)   Such Shareholder is not, nor is owned or controlled by or acting on behalf of, nor is represented by any authorized person who is, a Prohibited Person.
Section 5.   Certain Covenants of the Shareholders.   Except in accordance with the terms of this Agreement, each Shareholder hereby covenants and agrees as follows:
(a)   No Solicitation.   Subject to Section 7 hereof, prior to the Termination Date, the Shareholder shall not, and, to the extent applicable, shall cause its Affiliates not to, and shall use its reasonable best efforts to cause its and their respective Representatives not to, directly or indirectly, (i) solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate, any inquiry, proposal or offer (written or oral) with any third-party (including any Competing SPAC) with respect to a Company Acquisition Proposal, (ii) furnish or disclose any non-public information to any third-party (including to any Competing SPAC) in connection with or that could reasonably be expected to lead to a Company Acquisition Proposal, (iii) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Company Acquisition Proposal, (iv) enter into any agreement, arrangement or understanding with any third party (including a Competing SPAC) regarding a Company Acquisition Proposal, or (v) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing. Notwithstanding anything in this Agreement to the contrary, (i) such Shareholder shall not be responsible for the actions of the Company or the Company Board (or any committee thereof), any other Group Company, or any officers, directors (in their capacity as such), employees and professional advisors of any of the foregoing (collectively, the “Company Affiliated Parties”), (ii) such Shareholder makes no representations or warranties with respect to the actions of any of the Company Affiliated Parties, and (iii) any breach by the Company of its obligations under Section 6.3 of the A&R Business Combination Agreement shall not be considered a breach of this Section 5(a) (it being understood that, for the avoidance of doubt, such Shareholder or his, her or its representatives (other than any such representative that is a Company Affiliated Party) shall remain responsible for any breach by such Shareholder or his, her or its representatives of this Section 5(a)). Each Shareholder is entering into this Agreement solely in its capacity as the record or beneficial owner of Company Shares and nothing herein is intended to or shall limit or affect any actions taken by a Shareholder or any of Shareholder’s designees serving in his or her capacity as a director of the Company (or a Subsidiary of the Company). The taking of any actions (or failures to act) by such Shareholder or Shareholder’s designees serving as a director of the Company (in such capacity as a director) shall not be deemed to constitute a breach of this Agreement.
(b)   Each Shareholder shall not, prior to the Termination Date, (except in each case pursuant to the A&R Business Combination Agreement ), (i) directly or indirectly, (a) sell, transfer, pledge, encumber, assign, hedge, swap, convert or otherwise dispose of (including by conversion into securities or other consideration), by tendering into any tender or exchange offer, by testamentary disposition, by operation of Law or otherwise, either voluntarily or involuntarily (collectively, “Transfer”) any of such Shareholder’s Covered Shares, or (b) enter into any Contract or option with respect to the Transfer of, any of such Shareholder’s Covered Shares, or (ii) publicly announce any intention to effect any transaction specified in clauses (a) or (b), or (iii) take any action that would make any representation or warranty of such Shareholder contained herein untrue or incorrect or have the effect of preventing or disabling such Shareholder from performing its obligations under this Agreement; provided, however, that nothing herein shall prohibit a Permitted Transfer; provided, further, that any Permitted Transfer shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing, reasonably satisfactory in form and substance to the Company and CGAC, to assume all of the obligations of the Shareholder under, and be bound by all of the terms of, this Agreement; provided, further, that any Transfer permitted under this Section 5(b) shall not relieve the Shareholder of its obligations under this

Agreement. Any Transfer in violation of this Section 5(b) with respect to the Shareholder’s Covered Shares shall be null and void ab initio and the Company shall be entitled to refuse to recognize any such purported transferee of the Covered Shares as one of its equity holders for any purpose. For the purposes of this Agreement, the term “Permitted Transfer” means a Transfer made: (i) in the case of an individual, by gift to a member of such individual’s immediate family or to a trust, the beneficiary of which is a member of such individual’s immediate family or an Affiliate of such individual, or to a charitable organization; (ii) in the case of an individual, by virtue of laws of descent and distribution upon death of such individual; (iii) in the case of an individual, pursuant to a qualified domestic relations order; (iv) if the Shareholder is not a natural person, by pro rata distribution by the Shareholder to its members, current and former general and limited partners, or shareholder pursuant to the Shareholder’s Organizational Documents or related agreements as in effect from time to time; or (v) by virtue of applicable Law or the Shareholder’s Organizational Documents upon liquidation or dissolution of the Shareholder.
(c)   Each Shareholder agrees not to commence, join in, facilitate, assist or encourage, and agree to take all actions necessary to opt out of any class in any class action with respect to any claim, derivative or otherwise, against the Company, CGAC or any Acquisition Entity, or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, or (b) alleging a breach of fiduciary duty of any person in connection with the evaluation, negotiation or entry into the A&R Business Combination Agreement. Such Shareholder hereby irrevocably waives, and agrees not to exercise or assert, any dissenters’ rights under Section 238 of the Cayman Companies Act and any other similar statute in connection with the Mergers and the A&R Business Combination Agreement.
(d)   Each Shareholder hereby authorizes the Company to maintain a copy of this Agreement at either the executive office or the registered office of the Company.
Section 6.   Lock Up.
(a)   Each Shareholder hereby agrees not to Transfer any of the Restricted Securities from and after the Closings and until the earlier of (i) the six (6) month anniversary of the Closing Date and (ii) the date following the date on which PubCo completes a Liquidity Event (such earlier date, the “Lock-Up Period”). For the purposes of this Agreement, the term “Liquidity Event” means a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their shares of PubCo for cash, securities or other property.
(b)   The restrictions set forth in this Section 6 shall not apply to any Transfer of any or all of the Restricted Securities owned by a Shareholder made in respect of a Permitted Transfer; provided, that in case of a Permitted Transfer during the Lock-Up Period, it shall be a condition to such Transfer that the transferee executes and delivers to PubCo an agreement, in a form that is reasonably satisfactory to PubCo, stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement applicable to such Shareholder, and there shall be no further Transfer of such Restricted Securities except in accordance with this Agreement.
(c)   If any Transfer of Restricted Securities is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be null and void ab initio, and PubCo shall be entitled to refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose.
(d)   During the Lock-Up Period, stop transfer orders shall be placed against the Restricted Securities and each certificate or book entry position statement evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN AN AMENDED AND RESTATED VOTING AND SUPPORT AGREEMENT, DATED AS OF DECEMBER 29, 2023, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE “ISSUER”), THE ISSUER’S SECURITY HOLDER

NAMED THEREIN AND CERTAIN OTHER PARTIES NAMED THEREIN. A COPY OF SUCH VOTING AND SUPPORT AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”
(e)   For the avoidance of any doubt, (i) each Shareholder shall retain all of its rights as a shareholder of PubCo during the Lock-Up Period, including the right to vote, and to receive any dividends and distributions in respect of, any Restricted Securities, and (ii) the restrictions contained in this Section 6 shall not apply to any PubCo Ordinary Share or other securities of PubCo acquired by each Shareholder in open market transactions or to any PubCo Ordinary Shares (or other securities of PubCo) other than the Restricted Securities.
Section 7.   Further Assurances.   From time to time, at CGAC’s request and without further consideration, each Shareholder shall (i) execute and deliver such additional documents and take all such further action as may be reasonably necessary or reasonably requested to effect the actions and consummate the transactions contemplated by the A&R Business Combination Agreement, this Agreement and the Company Transaction Proposals and (ii) refrain from exercising any veto right, consent right or similar right (whether under the Organizational Documents of the Company or the Cayman Act) which would prevent, impede or, in any material respect, delay or adversely affect the consummation of the Mergers or any other Transaction.
Section 8.   Disclosure.   Such Shareholder hereby authorizes the Company, PubCo and CGAC to publish and disclose in any announcement or disclosure required by the SEC, or to include in any document or information required to be filed with or furnished to the SEC or Nasdaq such Shareholder’s identity and ownership of the Covered Shares and the nature of such Shareholder’s obligations under this Agreement.
Section 9.   Changes in Capital Shares.   In the event (i) of a share split, share dividend or distribution, or any change in Company Shares by reason of any split-up, reverse share split, recapitalization, combination, reclassification, exchange of shares or the like, (ii) the Shareholder purchases or otherwise acquires beneficial ownership of any Company Shares or (iii) the Shareholder acquires the right to vote or share in the voting of any Company Shares, the terms “Owned Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such share dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
Section 10.   Amendment and Modification.   This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing signed by CGAC, the Company, PubCo and the applicable Shareholder.
Section 11.   Waiver.   No failure or delay by any Party exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Parties hereunder are cumulative and are not exclusive of any rights or remedies which they would otherwise have hereunder. Any agreement on the part of a Party hereto to any such waiver shall be valid only if set forth in a written instrument executed and delivered by such Party.
Section 12.   Notices.   All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, by email (with confirmation of receipt) or sent by a nationally recognized overnight courier service, such as FedEx, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice made pursuant to this Section 12):
if to the Shareholder, to the address or email address set forth opposite such Shareholder’s name on Schedule 1, or in the absence of such address or email address being set forth on Schedule 1, the address (including email) set forth in the Company’s books and records.

if to the Company or PubCo, to it at:
Noventiq PLC
26-28 Hammersmith Grove,
London, W6 7HA
Attn: Warren Davies
Email: warren.davies@noventiq.com
with a copy (which shall not constitute notice) to:
Allen & Overy LLP
1221 Avenue of Americas
New York, NY 10020
Attention: Stephen Besen and Jeffrey Pellegrino
Email: Stephen.Besen@AllenOvery.com and
      Jeffrey.Pellegrino@AllenOvery.com
and
Allen & Overy LLP
One Bishops Square
London E1 6AD
Attention: James Roe
Email: James.Roe@AllenOvery.com
if to CGAC, to it at:
Corner Growth Acquisition Corp.
251 Lytton Avenue, Suite 200
Palo Alto, CA 94301
Attn: Jerry Letter, Chief Financial Officer
Email: Jerry@cornercapitalmgmt.com
with a copy (which shall not constitute notice) to:
Reitler Kailas & Rosenblatt LLP
885 Third Avenue — 20th Floor
New York, NY 10022
Attention: John F.F. Watkins
Email: JWatkins@Reitlerlaw.com:
Section 13.   No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in the Company, PubCo or CGAC any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares or Restricted Securities of the Shareholder. All rights, ownership and economic benefits of and relating to the Covered Shares or Restricted Securities of the Shareholder shall remain vested in and belong to the Shareholder, and the Company, PubCo or CGAC shall have no authority to direct the Shareholder in the voting or disposition of any of the Shareholder’s Covered Shares or Restricted Securities, except as otherwise provided herein.
Section 14.   Entire Agreement; Time of Effectiveness.   This Agreement and the A&R Business Combination Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof and thereof. This Agreement shall not be effective or binding upon the Shareholder until after such time as the A&R Business Combination Agreement is executed and delivered by the Company, PubCo and CGAC.
Section 15.   No Third-Party Beneficiaries.   The Shareholder hereby agrees that its representations, warranties and covenants set forth herein are solely for the benefit of the Company and CGAC in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the Parties any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein, and the Parties hereby further agree that this

Agreement may only be enforced against, and any Action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against, the Persons expressly named as Parties.
Section 16.   Waiver and Release.   Effective immediately upon the Closings, the Shareholder, on behalf of itself and its Affiliates and their respective Representatives, and each of their respective successors and assigns (each a “Shareholder Releasor”), hereby irrevocably releases, waives, acquits and forever discharges, to the fullest extent permitted by Law, the Company, PubCo and each of their respective present and future subsidiaries, Affiliates, representatives, direct and indirect equity holders, officers, directors and employees (each, a “Releasee”) of, from and against any and all proceedings, rights, and causes of action arising out of (i) the Shareholder’s direct or indirect ownership of equity interests in the Company and PubCo or the Shareholder’s capacity as an equityholder of the Company, in each case, on or prior to the Closings, whether or not such right has been exercised, and (ii) the management or operation of the businesses of the Company or PubCo relating to any matter, occurrence, action or activity on, or prior to, the Closing Date (collectively, “Shareholder Claims”); provided, that nothing contained in this paragraph shall extend to any claims, rights, proceedings, liabilities, obligations, causes of action or losses in connection with (i) any representations, warranties, obligations, covenants, agreements and liabilities under this Agreement or any other agreement entered into in connection with the A&R Business Combination Agreement which survives the Closings and any obligations to make any payment to the Shareholder under such agreements and (ii) any employment agreement for individuals continuing to be employed by the SPAC Surviving Entity, Surviving Company or any of its Subsidiaries following the Closings, or any rights to compensation that the Shareholder (who is a natural person) may be entitled to under employment or other service agreements entered into (or compensation or benefit plans, programs or policies of) with any Group Company in the ordinary course of business. Each Shareholder Releasor shall not, and shall cause its equity holders, subsidiaries, Affiliates and Representatives, and each of their respective successors and assigns, not to, assert any Shareholder Claim against any of the Releasees that is released pursuant to this Section 16. Notwithstanding the foregoing, no Shareholder Releasor releases any of its express rights under the A&R Business Combination Agreement or any other Transaction Document. This release is intended to be a complete and general release with respect to the Shareholder Claims, and specifically includes claims that are known, unknown, fixed, contingent or conditional arising on or prior to the Closings.
Subject to the reservation of rights and the limitation of the scope of the claims released hereunder, each of the Shareholder Releasors for itself and for its respective Subsidiaries, Affiliates, Representatives, direct and indirect equityholders, parent companies, managers, officers and directors, and each of their respective successors and assigns, expressly acknowledges that with respect to the release of known or unknown Shareholder Claims, each Shareholder Releasor is aware that it may hereafter discover facts in addition to or different from those which it now knows or believes to be true with respect to the subject matter in this section, and the releases herein are binding and effective notwithstanding the discovery or existence of any such additional or different facts.
Section 17.   Governing Law and Venue; Service of Process; Waiver of Jury Trial.
(a)   This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflicts of laws to the extent such principles or rules are not mandatorily applicable and would require or permit the application of the Laws of another jurisdiction other than the State of Delaware.
(b)   In addition, each of the Parties (i) consents to submit itself, and hereby submits itself, to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, any state or federal court located in the State of Delaware having subject matter jurisdiction, in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and agrees not to plead or claim any objection to the laying of venue in any such court or that any judicial proceeding in any such court has been brought in an inconvenient forum, (iii) shall not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, any state or federal court located in the State of Delaware having subject matter jurisdiction, and (iv) consents to service of process being made through the notice procedures set forth in Section 12.
(c)   EACH OF THE PARTIES HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 18.   Assignment; Successors.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by (a) any of the Shareholders in whole or in part (whether by operation of Law or otherwise) without the prior written consent of CGAC, PubCo and the Company, (b) CGAC in whole or in part (whether by operation of law or otherwise) without the prior written consent of the Company, PubCo and the applicable Shareholder or (c) the Company without the prior consent of CGAC and the applicable Shareholder. Any such assignment without such consent shall be null and void. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.
Section 19.   Enforcement.   The rights and remedies of the Parties shall be cumulative with and not exclusive of any other remedy conferred hereby. The Parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, including each Shareholder’s obligations to vote its Covered Shares as provided in this Agreement, in the Court of Chancery of the State of Delaware or, if under applicable law exclusive jurisdiction over such matter is vested in the federal courts, any state or federal court located in the State of Delaware, without proof of actual damages or otherwise (and each Party hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity.
Section 20.   Severability.   If any term or other provision of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms and provisions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, so long as the economic and legal substance of the transactions contemplated hereby, taken as a whole, are not affected in a manner materially adverse to any Party hereto. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
Section 21.   Counterparts.   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, it being understood that each Party need not sign the same counterpart. This Agreement shall become effective when each Party shall have received a counterpart hereof signed by all of the other parties. Signatures delivered electronically or by facsimile shall be deemed to be original signatures.
Section 22.   Interpretation and Construction.   The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. References to Sections are to Sections of this Agreement unless otherwise specified. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. The definitions contained in this Agreement are applicable to the masculine as well as to the feminine and neuter genders of such term. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. “Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any statute shall be deemed to refer to such statute and to any rules or regulations promulgated thereunder. References to any person include the successors and permitted assigns of that person. References from or through any date mean, unless otherwise specified, from and including such date or through and including such date, respectively. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.
Section 23.   Capacity as a Shareholder or Proxyholder.   Notwithstanding anything herein to the contrary, the Shareholder or proxy holder signs this Agreement solely in the Shareholder’s or Proxy holder’s capacity as a shareholder or proxy holder of the Company, and not in any other capacity and this Agreement shall not limit, prevent or otherwise affect the actions of the Shareholder, proxy holder or any Affiliate, employee or designee of the Shareholder or proxy holder, or any of their respective Affiliates in his or her capacity, if applicable, as an officer or director of the Company (or any Subsidiary of the Company) or any other Person, including in the exercise of his or her fiduciary duties as a director or officer of the Company or any Subsidiary of the Company. No Shareholder shall be liable or responsible for any breach, default, or violation of any representation, warranty, covenant or agreement by any other Shareholder that is also a Party hereto and each Shareholder shall solely be required to perform its obligations hereunder in its individual capacity.
[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

Annex D
DATED                   2023
(1) NOVENTIQ MERGER 1 LIMITED
(2) CORNER GROWTH ACQUISITION CORP.

PLAN OF MERGER

REF: AB/CBY/CM/182356

THIS PLAN OF MERGER is made on                   2023
BETWEEN
(1)
Noventiq Merger 1 Limited, an exempted company incorporated under the laws of the Cayman Islands having its registered office at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands (the “Surviving Company”); and

(2)
Corner Growth Acquisition Corp., an exempted company incorporated under the laws of the Cayman Islands having its registered office at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands (the “Merging Company” and together with the Surviving Company, the “Companies”).

WHEREAS
(A)
The respective boards of directors of the Surviving Company and the Merging Company have approved the merger of the Companies, with the Surviving Company continuing as the surviving company (the “Merger”), upon the terms and subject to the conditions of an amended and restated business combination agreement dated                   2023 by and among, Noventiq Holdings PLC, Noventiq Holding Company, Corner Growth SPAC Merger Sub, Inc., the Surviving Company and the Merging Company (the “Merger Agreement”) and this Plan of Merger and pursuant to provisions of Part XVI of the Companies Act (as amended) (the “Companies Act”).

(B)
The members of each of the Surviving Company and the Merging Company have adopted this Plan of Merger on the terms and subject to the conditions set forth herein and otherwise in accordance with the Companies Act.

(C)
Each of the Surviving Company and the Merging Company wishes to enter into this Plan of Merger pursuant to the provisions of Part XVI of the Companies Act.

IT IS AGREED
1.
DEFINITIONS AND INTERPRETATION

1.1
Terms not otherwise defined in this Plan of Merger shall have the meanings given to them in the Merger Agreement, a copy of which is annexed at Annexure 1 hereto.

2.
PLAN OF MERGER

2.1
Company Details:

(a)
The constituent companies (as defined in the Companies Act) to this Plan of Merger are the Surviving Company and the Merging Company.

(b)
The surviving company (as defined in the Companies Act) is the Surviving Company.

(c)
The registered office of the Surviving Company is Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands. The registered office of the Merging Company is Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(d)
Immediately prior to the Effective Date, the authorised share capital of the Surviving Company is US$50,000 divided into 50,000 shares each of nominal or par value US$1.00 per share.

(e)
Immediately prior to the Effective Date, the authorised share capital of the Merging Company is US$33,100 divided into: (i) 30,000,000 Class A Ordinary Shares each of nominal or par value US$0.0001 per share; (ii) 30,000,000 Class B Ordinary Shares each of nominal or par value US$0.0001 per share; and (iii) 1,000,000 Preference Shares each of nominal or par value US$0.0001 per share.

2.2
Effective Date

In accordance with section 233(13) of the Companies Act, the Merger shall be effective on the date that this Plan of Merger is registered by the Registrar (the “Effective Date”).
2.3
Terms and Conditions; Share Rights

(a)
The terms and conditions of the Merger, including the manner and basis of converting shares in each constituent company into shares in the Surviving Company or into other property, are set out in the Merger Agreement.

(b)
The rights and restrictions attaching to the shares in the Surviving Company are set out in the memorandum and articles of association of the Surviving Company.

(c)
From the Effective Date, the memorandum and articles of association of the Surviving Company shall continue to be the memorandum and articles of association of the Surviving Company.

2.4
Directors’ Interests in the Merger

(a)
The name and address of the director of the Surviving Company is:

(i)
Hervé Tessler of Burj Kalifa Attareen Residence, Dubai Old Downtown, Dubai, 926372, United Arab Emirates.

(b)
No director of either of the Companies will be paid any amounts or receive any benefits consequent upon the Merger.

2.5
Secured Creditors

(a)
The Surviving Company has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

(b)
The Merging Company has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

3.
VARIATION

3.1
At any time prior to the Effective Date, this Plan of Merger may be amended by the Boards of Directors of both the Surviving Company and the Merging Company to:

(a)
change the Effective Date provided that such changed date shall not be a date later than the ninetieth day after the date of registration of this Plan of Merger with the Registrar; and

(b)
effect any other changes to this Plan of Merger as the Merger Agreement or this Plan of Merger may expressly authorise the Boards of Directors of both the Surviving Company and the Merging Company to effect in their discretion.

4.
TERMINATION

4.1
At any time prior to the Effective Date, this Plan of Merger may be terminated by the Boards of Directors of both the Surviving Company and the Merging Company in accordance with the terms of the Merger Agreement.

5.
COUNTERPARTS

5.1
This Plan of Merger may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Any party may enter into this Plan of Merger by executing any such counterpart.

6.
GOVERNING LAW

6.1
This Plan of Merger and the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the Cayman Islands.

IN WITNESS whereof this Plan of Merger has been entered into by the parties on the day and year first above written.
SIGNED for and on behalf of Corner Growth Acquisition Corp.:	)
)
	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:
SIGNED for and on behalf of Noventiq Merger 1 Limited:	)
)
	)	Duly Authorised Signatory
)
	)	Name:
)
	)	Title:

ANNEXURE 1
MERGER AGREEMENT

Annex E
THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
Noventiq Holding Company
(ADOPTED BY SPECIAL RESOLUTION DATED [           ] 2023)

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION
OF
Noventiq Holding Company
(ADOPTED BY SPECIAL RESOLUTION DATED [           ] 2023)
1
The name of the Company is Noventiq Holding Company.

2
The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

3
The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4
The liability of each Member is limited to the amount unpaid on such Member’s shares.

5
The share capital of the Company is US$20,000 divided into 200,000,000 shares of a par value of US$0.0001 each.

6
The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7
Capitalised terms that are not defined in this Memorandum of Association bear the respective meanings given to them in the Articles of Association of the Company.

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
Noventiq Holding Company
(ADOPTED BY SPECIAL RESOLUTION DATED [           ] 2023)
1
Interpretation

1.1
In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“ADS”	means an American Depositary Share representing a Share.
“Articles”	means these articles of association of the Company.
“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).
“Clearing House”	means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.
“Company”	means the above named company.
“Company’s Website”	means the website of the Company and/or its web-address or domain name (if any).
“Designated Stock Exchange”	means any United States national securities exchange or automated quotation system on which the Company’s Shares, ADSs or securities are listed for trading, including Nasdaq.
“Directors”	means the directors for the time being of the Company.
“Dividend”	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.
“Electronic Communication”	means a communication sent by electronic means, including electronic posting to the Company’s Website, transmission to any number, address or internet website (including the website of the Securities and Exchange Commission) or other electronic delivery methods as otherwise decided and approved by the Directors.
“Electronic Record”	has the same meaning as in the Electronic Transactions Act.
“Electronic Transactions Act”	means the Electronic Transactions Act (As Revised) of the Cayman Islands.
“Member”	has the same meaning as in the Statute.
“Memorandum”	means the memorandum of association of the Company.
“Nasdaq”	means The Nasdaq Stock Market LLC.
“Ordinary Resolution”	means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.
“Register of Members”	means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.
“Registered Office”	means the registered office for the time being of the Company.
“Seal”	means the common seal of the Company and includes every duplicate seal.
“Securities and Exchange Commission”	means the United States Securities and Exchange Commission.
“Share”	means a share in the Company and includes a fraction of a share in the Company.
“Special Resolution”	has the same meaning as in the Statute, and includes a unanimous written resolution.
“Statute”	means the Companies Act (As Revised) of the Cayman Islands.
“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Statute.

1.2
In the Articles:

(a)
words importing the singular number include the plural number and vice versa;

(b)
words importing the masculine gender include the feminine gender;

(c)
words importing persons include corporations as well as any other legal or natural person;

(d)
“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)
“shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)
references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)
any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)
the term “and/or” is used to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)
headings are inserted for reference only and shall be ignored in construing the Articles;

(j)
any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)
any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

(l)
sections 8 and 19(3) of the Electronic Transactions Act shall not apply;

(m)
the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(n)
the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

2
Commencement of Business

2.1
The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2
The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3
Issue of Shares

3.1
Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority, and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividend or other distribution, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights.

3.2
The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company on such terms as the Directors may from time to time determine.

3.3
The Company shall not issue Shares to bearer.

4
Register of Members

4.1
The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2
The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5
Closing Register of Members or Fixing Record Date

5.1
For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment or postponement thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may, after notice has been given by advertisement in an appointed newspaper or any other newspaper or by any other means in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority, provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2
In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment or postponement thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3
If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment or postponement thereof.

6
Certificates for Shares

6.1
A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and subject to the Articles no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2
The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4
Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

6.5
Share certificates shall be issued within the relevant time limit as prescribed by the Statute, if applicable, or as the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority may from time to time determine, whichever is shorter, after the allotment or, except in the case of a Share transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgement of a Share transfer with the Company.

7
Transfer of Shares

7.1
Subject to the terms of the Articles, any Member may transfer all or any of his Shares by an instrument of transfer provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority. If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

7.2
The instrument of transfer of any Share shall be in writing in the usual or common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or in any other form approved by the Directors and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee) and may be under hand or, if the transferor or transferee is a Clearing House or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time. The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

7.3
8
Redemption, Repurchase and Surrender of Shares

8.1
Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority, the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of the Shares.
8.2
Subject to the provisions of the Statute, and, where applicable, the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member.

8.3
The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.4
The Directors may accept the surrender for no consideration of any fully paid Share.

9
ADSs

Subject to the provisions of the Statute and these Articles, the Directors have authority to resolve on any matter related to the ADSs (including but not limited to their acquisition, buyback. cancellation and/ or otherwise) and/ or deal with and/ or dispose of the ADSs in any such case and at such limes and generally on such terms and conditions as the Directors may determine.
10
Treasury Shares

10.1
The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

10.2
The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

11
Variation of Rights of Shares

11.1
If at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class, or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

11.2
For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

11.3
The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

12
Commission on Sale of Shares

The Company may, in so far as the Statute permits, pay a commission to any person in consideration of that person subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.
13
Non Recognition of Trusts

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.
14
Lien on Shares

14.1
The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or their estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

14.2
The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within 14 clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

14.3
To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or their nominee shall be registered as the holder of the Shares comprised in any such transfer, and they shall not be bound to see to the application of the purchase money, nor shall their title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

14.4
The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

15
Call on Shares

15.1
Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least 14 clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon them notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

15.2
A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

15.3
The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

15.4
If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.
15.5
An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

15.6
The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

15.7
The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by that Member, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

15.8
No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

16
Forfeiture of Shares

16.1
If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than 14 clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

16.2
If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

16.3
A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

16.4
A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by that person to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but that person’s liability shall cease if and when the Company shall have received payment in full of all monies due and payable by them in respect of those Shares.

16.5
A certificate in writing under the hand of one Director or officer of the Company that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall their title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

16.6
The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

17
Transmission of Shares

17.1
If a Member dies the survivor or survivors (where they were a joint holder) or their legal personal representatives (where they were a sole holder), shall be the only persons recognised by the Company as having any title to the deceased Member’s Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which the Member was a joint or sole holder.

17.2
Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by that person to the Company, either to become the holder of such Share or to have some person nominated by them registered as the holder of such Share. If they elect to have another person registered as the holder of such Share they shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before their death or bankruptcy or liquidation or dissolution, as the case may be.

17.3
A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which they would be entitled if they were the holder of such Share. However, they shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered or to have some person nominated by them registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before their death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within 90 days of being received or deemed to be received (as determined pursuant to the Articles) the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

18
Amendments of Memorandum and Articles of Association and Alteration of Capital

18.1
The Company may by Ordinary Resolution:

(a)
increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(b)
consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)
convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)
by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)
cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.

18.2
All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

18.3
Subject to the provisions of the Statute and the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution, the Company may by Special Resolution:

(a)
change its name;

(b)
alter or add to the Articles;

(c)
alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)
reduce its share capital or any capital redemption reserve fund.

19
Offices and Places of Business

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.
20
General Meetings

20.1
All general meetings other than annual general meetings shall be called extraordinary general meetings.

20.2
The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint. At these meetings the report of the Directors (if any) shall be presented.

20.3
The Directors may call general meetings, and, for the avoidance of doubt, Members shall not have the ability to call general meetings.

20.4
Members seeking to bring business before the annual general meeting or to nominate candidates for appointment as Directors at the annual general meeting must:

(a)
hold at the date of giving notice not less than 10% in par value of the issued Shares which as at that date carry the right to vote at general meetings of the Company; and

(b)
comply with the notice procedures and other requirements set forth in this Article 20.

For the avoidance of doubt, Article 20 shall be the exclusive means for a Member to make nominations or submit other business before an annual meeting.
20.5
For any nominations or any other business to be properly brought before an annual general meeting by a Member pursuant to Article 20.4, the Member must deliver notice to the principal executive offices of the Company not less than 120 calendar days before the date of the Company’s proxy statement released to Members in connection with the previous year’s annual general meeting or, if the Company did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials. In no event shall any adjournment, postponement, or recess of an annual general meeting, or the announcement thereof, commence a new time period for the giving of Member’s notice in this Article 20.5.

20.6
To be in proper form, Member’s notice given pursuant to Article 20.5 to the Company must:

(a)
set forth, as to the Member giving the notice and any Member Associated Person (as defined below):

(i)
the name and address of such Member or Member Associated Person, as they appear on the Company’s books, and of such Member Associated Person, if any,

(ii)
the class or series and number of Shares or other securities of the Company that are, directly or indirectly, owned beneficially and of record by such Member or Member Associated Person as of the date of the notice,

(iii)
any other information relating to such Member or Member Associated Person, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal or for the election of Directors in a contested election (even if an election contest is not involved) pursuant to the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law,

(iv)
a representation that the Member is a holder of record of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting.

If requested by the Company, the information required under (a)(i) and (a)(ii) of this Article shall be supplemented by such Member and any such Member Associated Person not later than 10 days after the record date for notice of the meeting to disclose such information as of such record date;
(b)
if the notice relates to any business other than a nomination of a Director or Directors that the Member proposes to bring before the meeting, set forth:

(i)
a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration, which is not to exceed 500 words, and, in the event that such business includes a proposal to amend these Articles, the language of the proposed amendment), the reasons for conducting such business at the meeting, and any material interest of such Member or Member Associated Person, if any, in such business, and

(ii)
a description of all agreements, arrangements, and understandings between such Member or Member Associated Person, if any, and any other person or persons (including their names) in connection with the proposal of such business by such Member;

(c)
set forth, as to each person, if any, whom the Member proposes to nominate for election or reelection to the Board:

(i)
all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors in a contested election (even if an election contest is not involved) pursuant to the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law (including such person’s written consent to being named in the Company’s proxy statement as a nominee and to serving a full term as a Director if elected), and

(ii)
such person’s written consent to serving as a Director, if elected, for the full term for which such person is standing for election,

(d)
with respect to each nominee for election or reelection to the Board, include a completed and signed questionnaire, representation, and agreement required by Article 20.8 and such other information that the Company may reasonably request or that is necessary to permit the Company to determine the eligibility of such person to serve as a Director of the Company, including information relevant to a determination whether such person can be considered an independent Director.

20.7
In the event that the appointment of a Director nominated for election or reelection by a Member would cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors the appointment of such nominee shall be conditional on the Members adopting a proposal to increase the size of the Board in accordance with the Articles.
20.8
To be eligible to be a nominee for election or reelection as a Director of the Company, a proposed nominee must deliver (in accordance with the method, means and time periods prescribed for delivery of notice under Article 20.5 and applicable law) to the Company at its principal executive offices:

(a)
a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire the proposed nominee shall request in writing from the Company with at least 7 days’ prior notice);

(b)
a written representation and agreement (in the form provided by the Company upon written request) that:

(i)
in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a Director of the Company, and shall comply with all applicable law and all applicable the rules and regulations of the Designated Stock Exchange and all applicable publicly disclosed corporate governance, conflict of interest, confidentiality, and share ownership and trading policies and other guidelines of the Company,

(ii)
such person shall provide facts, statements, and other information in all communications with the Company and its Members that are or shall be true and correct in all material respects and do not and shall not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

(c)
a written director agreement (which agreement shall be provided by the Company upon written request and shall include such person’s agreement to abide by all policies applicable to Directors of the Company, including a requirement to preserve and maintain the confidentiality of the Company’s material non-public information).

20.9
For purposes of this Article 20, “Member Associated Person” of any Member shall mean:

(a)
any person acting in concert with such Member,

(b)
any other beneficial owner of Shares owned of record or beneficially by such Member (other than Member that is a depositary), and

(c)
if any such Member or beneficial owner is an entity, each director, executive, managing member, or control person of such entity, where “control person” includes any person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Member or such beneficial owner.

21
Notice of General Meetings

21.1
At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)
in the case of an annual general meeting, by all of the Members entitled to attend and vote at the meeting; and

(b)
in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right.

21.2
The accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

22
Proceedings at General Meetings

22.1
No business shall be transacted at any general meeting unless a quorum is present. The holders of the majority of the Shares present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

22.2
A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

22.3
A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

22.4
If a quorum is not present within half an hour from the time appointed for the meeting to commence or if during such a meeting a quorum ceases to be present the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

22.5
The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairperson of a general meeting of the Company or, if the Directors do not make any such appointment, the chairperson, if any, of the board of Directors shall preside as chairperson at such general meeting. If there is no such chairperson, or if the chairperson shall not be present within 15 minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairperson of the meeting.

22.6
If no Director is willing to act as chairperson or if no Director is present within 15 minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairperson of the meeting.

22.7
The chairperson may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

22.8
When a general meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

22.9
The Directors may cancel or postpone any duly convened general meeting at any time prior to such meeting for any reason or for no reason at any time prior to the time for holding such meeting or, if the meeting is adjourned, the time for holding such adjourned meeting. The Directors shall give Members notice in writing of any cancellation or postponement. A postponement may be for a stated period of any length or indefinitely as the Directors may determine.

22.10
When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The Directors may postpone a general meeting which has already been postponed.

22.11
A resolution put to the vote of the meeting shall be decided on a poll.

22.12
A poll shall be taken as the chairperson directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

22.13
A poll demanded on the election of a chairperson or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairperson of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

22.14
In the case of an equality of votes, the chairperson shall be entitled to a second or casting vote.

23
Votes of Members

23.1
Subject to any rights or restrictions attached to any Shares, on a poll every Member who (being an individual) is present in person or by proxy or, if a corporation or other non-natural person is present by its duly authorised representative or by proxy shall have one vote for every Share of which they are the holder.

23.2
In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

23.3
A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote, by their committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

23.4
No person shall be entitled to vote at any general meeting unless they are registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by them in respect of Shares have been paid.

23.5
No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairperson whose decision shall be final and conclusive.

23.6
Votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

23.7
A Member holding more than one Share need not cast the votes in respect of their Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing the proxy, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which they are appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which they are appointed.

24
Proxies

24.1
The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of their attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

24.2
The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

24.3
The chairperson may in any event at their discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairperson, shall be invalid.

24.4
The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

24.5
Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.

25
Corporate Members

25.1
Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which they represent as the corporation could exercise if it were an individual Member.

26
Clearing Houses

26.1
If a Clearing House (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the Clearing House (or its nominee(s)) as if such person was the registered holder of such Shares held by the Clearing House (or its nominee(s)).

27
Depositary interests

27.1
The Directors shall, subject always to the Statute, any other applicable laws and regulations, the facilities and requirements of any relevant system concerned and the provisions of these Articles, have power to implement and/or approve any arrangements they may, in their absolute discretion, think fit in relation to (without limitation) the evidencing of title to and transfer of depositary or similar interests in shares in the capital of the Company in the form of depositary interests or similar interests, instruments or securities. The Directors may from time to time take such actions and do such things as they may, in their absolute discretion, think fit in relation to the operation of any such arrangements including, without limitation, treating holders of any depositary or similar interests relating to shares in the capital of the Company as if they were the holders directly thereof for the purposes of compliance with any obligations imposed under the Articles on Members.
28
Shares that May Not be Voted

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.
29
Directors

There shall be a board of Directors consisting of not less than one person (exclusive of alternate Directors) provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors.
30
Powers of Directors

30.1
Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

30.2
All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

30.3
The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to their surviving spouse, civil partner or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

30.4
The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

31
Appointment and Removal of Directors

31.1
The Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.

31.2
The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

32
Vacation of Office of Director

The office of a Director shall be vacated if:
(a)
the Director gives notice in writing to the Company that they resign the office of Director; or

(b)
the Director is absent (for the avoidance of doubt, without being represented by proxy or an alternate Director appointed by them) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that they have by reason of such absence vacated office; or

(c)
the Director dies, becomes bankrupt or makes any arrangement or composition with their creditors generally; or

(d)
the Director is found to be or becomes of unsound mind; or

(e)
all of the other Directors (being not less than two in number) determine that the Director should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

33
Proceedings of Directors

33.1
The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors. A person who holds office as an alternate Director shall, if their appointor is not present, be counted in the quorum. A Director who also acts as an alternate Director shall, if their appointor is not present, count twice towards the quorum.

33.2
Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairperson shall have a second or casting vote. A Director who is also an alternate Director shall be entitled in the absence of their appointor to a separate vote on behalf of their appointor in addition to their own vote.

33.3
A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the chairperson is located at the start of the meeting.

33.4
A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution (an alternate Director being entitled to sign such a resolution on behalf of their appointor and if such alternate Director is also a Director, being entitled to sign such resolution both on behalf of their appointor and in their capacity as a Director) shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

33.5
A Director or alternate Director may, or other officer of the Company on the direction of a Director or alternate Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director and alternate Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors (or their alternates) either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

33.6
The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

33.7
The Directors may elect a chairperson of their board and determine the period for which they are to hold office; but if no such chairperson is elected, or if at any meeting the chairperson is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairperson of the meeting.

33.8
All acts done by any meeting of the Directors or of a committee of the Directors (including any person acting as an alternate Director) shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director or alternate Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director or alternate Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.
33.9
A Director but not an alternate Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by that Director. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

34
Presumption of Assent

A Director or alternate Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless their dissent shall be entered in the minutes of the meeting or unless they shall file their written dissent from such action with the person acting as the chairperson or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director or alternate Director who voted in favour of such action.
35
Directors’ Interests

35.1
A Director or alternate Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with their office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

35.2
A Director or alternate Director may act on their own or by, through or on behalf of their firm in a professional capacity for the Company and they or their firm shall be entitled to remuneration for professional services as if they were not a Director or alternate Director.

35.3
A Director or alternate Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director or alternate Director shall be accountable to the Company for any remuneration or other benefits received by them as a director or officer of, or from their interest in, such other company.

35.4
No person shall be disqualified from the office of Director or alternate Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or alternate Director shall be in any way interested be or be liable to be avoided, nor shall any Director or alternate Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director or alternate Director holding office or of the fiduciary relationship thereby established. A Director (or their alternate Director in their absence) shall be at liberty to vote in respect of any contract or transaction in which they are interested provided that the nature of the interest of any Director or alternate Director in any such contract or transaction shall be disclosed by them at or prior to its consideration and any vote thereon.

35.5
A general notice that a Director or alternate Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which they have an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

36
Minutes

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors or alternate Directors present at each meeting.

37
Delegation of Directors’ Powers

37.1
The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors. They may also delegate to any managing director or any Director holding any other executive office such of their powers, authorities and discretions as they consider desirable to be exercised by that Director, provided that an alternate Director may not act as managing director and the appointment of a managing director shall be revoked forthwith if they cease to be a Director. Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

37.2
The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

37.3
The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

37.4
The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in them.

37.5
The Directors may appoint such officers of the Company (including, for the avoidance of doubt and without limitation, any secretary) as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of their appointment an officer of the Company may be removed by resolution of the Directors or Members. An officer of the Company may vacate their office at any time if they give notice in writing to the Company that they resign their office.

38
Alternate Directors

38.1
Any Director (but not an alternate Director) may by writing appoint any other Director, or any other person willing to act, to be an alternate Director and by writing may remove from office an alternate Director so appointed by them.

38.2
An alternate Director shall be entitled to receive notice of all meetings of Directors and of all meetings of committees of Directors of which their appointor is a member, to attend and vote at every such meeting at which the Director appointing them is not personally present, to sign any written resolution of the Directors, and generally to perform all the functions of their appointor as a Director in their absence.

38.3
An alternate Director shall cease to be an alternate Director if their appointor ceases to be a Director.

38.4
Any appointment or removal of an alternate Director shall be by notice to the Company signed by the Director making or revoking the appointment or in any other manner approved by the Directors.

38.5
Subject to the provisions of the Articles, an alternate Director shall be deemed for all purposes to be a Director and shall alone be responsible for their own acts and defaults and shall not be deemed to be the agent of the Director appointing them.

39
No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.
40
Remuneration of Directors

40.1
The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine. The Directors shall also be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

40.2
The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond that Director’s ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to their remuneration as a Director.

41
Seal

41.1
The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some officer of the Company or other person appointed by the Directors for the purpose.

41.2
The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

41.3
A Director or officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over their signature alone to any document of the Company required to be authenticated by them under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

42
Dividends, Distributions and Reserve

42.1
Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

42.2
Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any

Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.
42.3
The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by the Member to the Company on account of calls or otherwise.

42.4
The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

42.5
Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

42.6
The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

42.7
Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

42.8
No Dividend or other distribution shall bear interest against the Company.

42.9
Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

43
Capitalisation

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.

44
Books of Account

44.1
The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

44.2
The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

44.3
The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

45
Audit

45.1
The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

45.2
Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

45.3
Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

46
Notices

46.1
Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, telex, fax or email to such Member or to such Member’s address as shown in the Register of Members (or where the notice is given by email by sending it to the email address provided by such Member). Notice may also be served by Electronic Communication in accordance with the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or by placing it on the Company’s Website.

46.2
Where a notice is sent by:

(a)
courier; service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier;

(b)
post; service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted;

(c)
cable, telex or fax; service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted;

(d)
e-mail or other Electronic Communication; service of the notice shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; and

(e)
placing it on the Company’s Website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s Website.

46.3
A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

46.4
Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves because they are a legal personal representative or a trustee in bankruptcy of a Member where the Member but for their death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

47
Winding Up

47.1
If the Company shall be wound up the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)
if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)
if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

47.2
If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

48
Indemnity and Insurance

48.1
Every Director and officer of the Company (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former officer of the Company (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.
48.2
The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

48.3
The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or other officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

49
Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.
50
Transfer by Way of Continuation

If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.
51
Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.

Annex F
NOVENTIQ HOLDING COMPANY
2024 EQUITY INCENTIVE PLAN
1.   Purpose; Eligibility; Effective Date.
1.1   General Purpose.   The name of this plan is the Noventiq Holding Company 2024 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Noventiq Holding Company, an exempted company incorporated under the laws of the Cayman Islands (the “Company”), and any Affiliate (together, the “Group”) to attract and retain the types of employees, consultants, advisors and directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of employees, consultants, advisors and directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.
1.2   Eligible Award Recipients.   The persons eligible to receive Awards are the employees, consultants, advisors and directors of the Company or its Affiliates and such other individuals designated by the Committee who have accepted offers of employment, consultancy, or directorship from Company or its Affiliates.
1.3   Available Awards.   Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards and (e) Other Equity-Based Awards, including share bonus awards, conditional awards and phantom stock awards.
1.4   Effective Date of Plan.   The Plan shall become effective as of, and is contingent on, the consummation of the Transaction (the “Effective Date”), but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
2.   Definitions.
“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, Performance Share Award or an Other Equity-Based Award, including share bonus awards, conditional awards and phantom stock awards.
“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
“Board” means the Board of Directors of the Company, as constituted at any time.

F-1

“Change in Control” means:
(a)   One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;
(b)   One person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 50% or more of the total voting power of the stock of such corporation;
(c)   A majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or
(d)   One person (or more than one person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).
“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
“Committee” means the compensation committee of the Board appointed by the Board to administer the Plan in accordance with Section 3.
“Common Stock” means the common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.
“Company” means Noventiq Holding Company, an exempted company limited by shares incorporated under the laws of the Cayman Islands, and any successor thereto.
“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an employee, consultant, advisor or director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an employee, consultant, advisor or director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.
“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.8 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.8 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled

F-2

for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.
“Disqualifying Disposition” has the meaning set forth in Section 17.11.
“Effective Date” has the meaning set forth in Section 18.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.
“Fiscal Year” means the Company’s fiscal year.
“Good Leaver” means with respect to any Participant the involuntary termination of his or her Continuous Service by reason of:
(a)
redundancy;

(b)
death or Disability of the Participant;

(c)
the business or entity by which the Participant is engaged ceasing to be part of the Group; or

(d)
any other reason the Committee may determine in its absolute discretion.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
“Group” has the meaning set forth in Section 1.1.
“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.
“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
“Non-Employee Director” means a director who is a “non-employee director” within the meaning of Rule 16b-3.
“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.
“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

F-3

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.
“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 9 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.
“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.
“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Restricted Award or Performance Share Award.
“Performance Share Award” means any Award granted pursuant to Section 9 hereof.
“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.
“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.
“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.
“Plan” means this Noventiq Holding Company 2024 Equity Incentive Plan, as amended and/or amended and restated from time to time.
“Related Rights” has the meaning set forth in Section 7.
“Restricted Award” means any Award granted pursuant to Section 8.
“Restricted Period” has the meaning set forth in Section 8.
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
“Securities Act” means the Securities Act of 1933, as amended.
“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.
“Stock for Stock Exchange” has the meaning set forth in Section 6.4.
“Substitute Award” has the meaning set forth in Section 4.6.

F-4

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.
“Total Share Reserve” has the meaning set forth in Section 4.1.
“Transaction” means the business combination contemplated by the Amended and Restated Business Combination Agreement, dated as of December 29, 2023, made and entered into by and among (i) Corner Growth Acquisition Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands, (ii) Noventiq Holdings PLC, an exempted company limited by shares registered by way of continuation under the laws of the Cayman Islands, (iii) Noventiq Holding Company, an exempted company limited by shares incorporated under the laws of the Cayman Islands, (iv) Noventiq Merger I Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of Noventiq Holding Company, and (v) Corner Growth SPAC Merger Sub, Inc. , an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of Noventiq Holding Company.
3.   Administration.
3.1   Authority of Committee.   The Plan shall be administered by the Committee or, if no such Committee has been appointed by the Board, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:
(a)   to construe and interpret the Plan and apply its provisions;
(b)   to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;
(c)   to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(d)   to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;
(e)   to determine when Awards are to be granted under the Plan and the applicable Grant Date;
(f)   from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;
(g)   to determine the number of shares of Common Stock to be made subject to each Award;
(h)   to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;
(i)   to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;
(j)   to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;
(k)   to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;
(l)   to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which

F-5

periods shall be no shorter than the periods generally applicable to employees under the Company’s employment policies;
(m)   to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;
(n)   to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and
(o)   to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.
The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.
3.2   Committee Decisions Final.   All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
3.3   Delegation.   The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
3.4   Committee Composition.   Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.
3.5   Indemnification.   In addition to such other rights of indemnification as they may have as directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit

F-6

or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
4.   Shares Subject to the Plan.
4.1   Subject to adjustment in accordance with Section 14, no more than 3,150,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”) and no more than 630,000 shares of Common Stock may be granted under the Plan during any single Fiscal Year to any Participant. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.
4.2   Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired by the Company in any manner.
4.3   Subject to adjustment in accordance with Section 14, no more than 3,150,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).
4.4   The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Non-Employee Director, together with any cash fees paid to such Non-Employee Director during the Fiscal Year shall not exceed a total value of $[•] (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).
4.5   Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.
4.6   Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.
5.   Eligibility.
5.1   Eligibility for Specific Awards.   Incentive Stock Options may be granted only to employees of the Company or an Affiliate who are residents for tax purposes in the United States. Awards other than Incentive Stock Options may be granted to employees, consultants, advisors and directors and those individuals designated by the Committee who have accepted offers of employment, consultancy, or directorship with the Company or its Affiliates.
5.2   Ten Percent Shareholders.   A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.
6.   Option Provisions.   Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be considered Non-qualified Stock Options unless the applicable Award Agreement

F-7

expressly states that such Option is intended to qualify as an Incentive stock Option, and shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
6.1   Term.   Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.
6.2   Exercise Price of an Incentive Stock Option.   Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
6.3   Exercise Price of a Non-qualified Stock Option.   The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.
6.4   Consideration.   The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) with respect to any portion of the Option that may constitute Non-qualified Stock Options, by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

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6.5   Transferability of an Incentive Stock Option.   An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.6   Transferability of a Non-qualified Stock Option.   A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.7   Vesting of Options.   The vesting provisions of individual Options may vary and will be set forth in the applicable Award Agreement. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.
6.8   Termination of Continuous Service.   Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable unless the Optionholder is a Good Leaver. If the Optionholder is a Good Leaver, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
6.9   Extension of Termination Date.   An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
6.10   Incentive Stock Option $100,000 Limitation.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.
7.   Stock Appreciation Rights.   Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone or in tandem with an Option granted under the Plan (“Related Rights”).
7.1   Grant Requirements for Related Rights.   Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before

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the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.
7.2   Term.   The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.
7.3   Vesting.   The vesting provisions of Stock Appreciation right may vary and will be set forth in the applicable Award Agreement. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.
7.4   Exercise and Payment.   Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.
7.5   Exercise Price.   The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.
7.6   Reduction in the Underlying Option Shares.   Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.
8.   Restricted Awards.   A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
8.1   Restricted Stock and Restricted Stock Units.
(a)   Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the

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release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends.
(b)   The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock).
8.2   Restrictions.
(a)   Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.
(b)   Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.
(c)   The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.
8.3   Restricted Period.   With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.
8.4   Delivery of Restricted Stock and Settlement of Restricted Stock Units.   Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share). Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit (“Vested Unit”); provided, however, that, if explicitly provided in the applicable Award Agreement,

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the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, with respect to each Vested Unit.
8.5   Stock Restrictions.   Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
9.   Performance Share Awards.   Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.
9.1   Earning Performance Share Awards.   The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.
10.   Other Equity-Based Awards.   The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement.
11.   Securities Law Compliance.   Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.
12.   Use of Proceeds from Stock.   Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.
13.   Miscellaneous.
13.1   Acceleration of Exercisability and Vesting.   The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.
13.2   Shareholder Rights.   Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or

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extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.
13.3   No Employment or Other Service Rights.   Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an employee with or without notice and with or without Cause or (b) the service of a director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
13.4   Transfer; Approved Leave of Absence.   For purposes of the Plan, no termination of employment by an employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.
13.5   Withholding Obligations.   To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.
14.   Adjustments Upon Changes in Stock.   In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Restricted Awards and Performance Share Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
15.   Effect of Change in Control.
15.1   Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:
(a)   In the event of a Change in Control, unless otherwise provided in an applicable Award agreement, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable

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with respect to 100% of the Common Stock subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units, subject to the achievement of any applicable Performance Goals. Unless the Committee determines otherwise, the vesting of Awards will be pro-rated to the extent that the vesting period had expired as of the date of the Change in Control.
(b)   In the event of a Change in Control, all incomplete Performance Periods in respect of any applicable Awards in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or on such other basis determined by the Committee.
To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.
15.2   In addition, in the event of a Change in Control, the Committee may in its discretion cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.
15.3   The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.
16.   Amendment of the Plan and Awards.
16.1   Amendment of Plan.   The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.
16.2   Shareholder Approval.   The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.
16.3   Contemplated Amendments.   It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees, consultants, advisors and directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
16.4   No Impairment of Rights.   Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
16.5   Amendment of Awards.   The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

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17.   General Provisions.
17.1   Forfeiture Events.   The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
17.2   Clawback.   Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).
17.3   Other Compensation Arrangements.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
17.4   Sub-Plans.   The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.
17.5   Unfunded Plan.   The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
17.6   Recapitalizations.   Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.
17.7   Delivery.   Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.
17.8   No Fractional Shares.   No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
17.9   Other Provisions.   The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.
17.10   Section 409A.   The Plan is intended to be exempt from or comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of

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the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
17.11   Disqualifying Dispositions.   Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
17.12   Section 16.   It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
17.13   Beneficiary Designation.   Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
17.14   Expenses.   The costs of administering the Plan shall be paid by the Company.
17.15   Severability.   If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.
17.16   Plan Headings.   The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.
17.17   Non-Uniform Treatment.   The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
18.   Termination or Suspension of the Plan.   The Plan shall terminate automatically on the tenth anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
19.   Choice of Law.   The laws of the Cayman Islands shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to the Cayman Islands’ conflict of law rules.
As adopted by the Board of Directors of Noventiq Holding Company on [•].
As approved by the shareholders of Noventiq Holding Company on [•].

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Annex G
FORM OF
CONTINGENT SHARE RIGHTS AGREEMENT
This CONTINGENT SHARE RIGHTS AGREEMENT (this “Agreement”), dated as of [•], is entered into by and between Noventiq Holdings Company, an exempted company limited by shares incorporated under the laws of the Cayman Islands (the “Company”), and [•], as Rights Agent (the “Rights Agent”). Terms capitalized but not defined herein shall have the meaning ascribed to them in the Business Combination Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Company, Corner Growth Acquisition Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“CGAC”), Noventiq Holdings Plc, an exempted company limited by shares registered by way of continuation under the laws of the Cayman Islands (the “Target”), Noventiq Merger I Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of the Company (“Merger Sub 1”) and Corner Growth SPAC Merger Sub, Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of the Company (“Merger Sub 2”), have entered into that certain Business Combination Agreement, dated as of May 4, 2023, as amended and restated on December 29, 2023 (as may further be amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”), pursuant to which, among other things, CGAC will merge with and into Merger Sub 1, with Merger Sub 1 being the surviving entity (the “Initial Merger”) and, following the Initial Merger, Merger Sub 2 will merge with and into the Target (the “Acquisition Merger”), with the Target being the surviving company and becoming a wholly owned subsidiary of the Company;
WHEREAS, the consideration to be paid by the Company pursuant to the Business Combination Agreement includes one Class A contingent share right as hereinafter described (a “Class A CSR”), one Class B contingent share right as hereinafter described (a “Class B CSR”) and one Class C contingent share right as hereinafter described (a “Class C CSR” and together with the Class A CSRs and the Class B CSRs, the “CSRs”), in each case, for each one whole ordinary share, par value $0.0001 per share, of the Company (the “Ordinary Shares”) issuable pursuant to Section 2.2(e)(i)(A) of the Business Combination Agreement;
WHEREAS, each person who from time to time holds one or more CSRs shall be entitled to the conversion of such CSRs for such number of Ordinary Shares in the amounts and subject to the terms and conditions set forth herein and the Business Combination Agreement;
WHEREAS, a registration statement on Form F-4 (No. 333-[•]) (the “Registration Statement”) with respect to, among other securities, the Ordinary Shares issuable pursuant to the CSRs, has been prepared and filed by CGAC with the Securities and Exchange Commission (the “Commission”) and has become effective in accordance with the Securities Act of 1933, as amended (the “Securities Act”);
WHEREAS, the parties have done all things necessary to make the CSRs, when issued pursuant to the Business Combination Agreement and hereunder, the valid obligations of the Company, and to make this Agreement a valid agreement of the Company, in accordance with its terms; and
WHEREAS, the Company desires the Rights Agent to act on behalf of the Company, and the Rights Agent is willing to act in connection with the issuance, transfer, exchange and conversion of CSRs as provided herein.
NOW, THEREFORE, in consideration of the premises and mutual agreements herein, the Company and the Rights Agent hereby agree as follows:
Section 1.   Holders of CSRs; Appointment of Rights Agent.
(a)   As provided in the Business Combination Agreement, effective as of the Closing, each Company Shareholder will be entitled to one Class A CSR, one Class B CSR and one Class C CSR for

each Target Ordinary Share issued and outstanding immediately prior to the Effective Time that is validly accepted for payment, and paid for, pursuant to Section 2.2(e)(i) of the Business Combination Agreement.
(b)   The Company hereby appoints [•] as the Rights Agent to act as agent for the Company in accordance with the instructions hereinafter set forth in this Agreement, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agents. In the event of the appointment of a co-rights agent pursuant to this Section 1, the Company shall cause such co-rights agent to become vested with the same powers, rights, duties and responsibilities as if it had originally been named as Rights Agent.
Section 2.   No Certificates.   The CSRs shall not be evidenced by a certificate or other instrument.
Section 3.   Registration by the Rights Agent.
(a)   The Company and the Rights Agent may deem and treat the registered holder (the “Holder”) of a CSR as the absolute owner thereof for all purposes, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.
(b)   The Company shall cause to be kept at the Rights Agent’s principal office a register (the “CSR Register”) in which the Rights Agent shall provide for the up-to-date registration of CSRs. CSRs shall be registered in the names and addresses of, and in the denomination as set forth in, the applicable letter of transmittal accompanying the Target Ordinary Shares surrendered by the holder thereof in connection with the Acquisition Merger pursuant to the Business Combination Agreement. A Holder may make a written request to the Rights Agent or the Company to change such Holder’s address of record in the CSR Register. The written request must be duly executed by the Holder. Upon receipt of such written request by the Rights Agent or the Company, the Rights Agent shall promptly record the change of address in the CSR Register. The Rights Agent shall provide a copy of the CSR Register to the Company upon request.
Section 4.   Rights of CSR Holder.
(a)   Nothing contained in this Agreement shall be construed as conferring upon any Holder, by virtue of being a Holder of a CSR, the right to receive dividends, or the right to vote or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter, or any rights of any kind or nature whatsoever as a shareholder of the Company, either at law or in equity.
(b)   The CSRs will not represent any equity or ownership interest in the Company, any constituent company to the Acquisition Merger or any of their respective affiliates. It is hereby acknowledged and agreed that a CSR shall not constitute a security of the Company or of Target. The rights of a Holder in respect of the CSRs are limited to those expressed in this Agreement. Notwithstanding anything herein or in the Business Combination Agreement to the contrary, none of the Company, Merger Sub 1, Merger Sub 2, CGAC, Target or any of their representatives shall have any liability, responsibility or obligation of any kind to any Holder in their capacity as such on any basis (including in contract, tort, under federal or state securities law or otherwise) with respect to, arising out of, or relating to, this Agreement, the CSRs or the Acquisition Merger, except to the extent otherwise expressly provided for in this Agreement.
(c)   A Holder may at any time, at such Holder’s option, abandon all of such Holder’s remaining rights represented by CSRs by transferring such CSR to the Company or a person nominated in writing by the Company without consideration in compensation therefor, and such rights will be cancelled. Nothing in this Agreement is intended to prohibit the Company or its affiliates from offering to acquire or acquiring the CSRs, in private transactions or otherwise, for consideration in its sole discretion.
Section 5.   Non-transferability.   The CSRs and any interest therein shall not be sold, assigned, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, directly or indirectly, other than through a Permitted Transfer (as defined herein) and, in the case of a Permitted Transfer, only in accordance with Section 6 hereof and in compliance with applicable United States federal and state securities laws and the terms and conditions hereof. Any attempted sale, assignment, transfer, pledge, encumbrance or disposition of CSRs, in whole or in part, in violation of this Section 5 shall be void ab initio and of no effect. In addition, each Holder, by virtue of its acceptance of a CSR, shall be deemed to have agreed to not facilitate or recognize any attempt by any beneficial owner of such CSR, including any former street holder of Target Ordinary Shares or any broker, dealer, custodian bank or other nominee of a former street holder of Target Ordinary Shares to sell, assign, transfer, pledge, encumber or in any other manner transfer or dispose of, in whole or in part, directly or indirectly, an interest in such CSR other than through a Permitted Transfer. A “Permitted Transfer” shall mean (a) the transfer of any or all of the CSRs on death by will or intestacy; (b) a transfer of CSRs (i) by instrument to an inter vivos or testamentary trust in which the CSRs are to be passed to beneficiaries upon the death of the trustee; (ii) pursuant to a court order of a court of competent jurisdiction (such as in connection with divorce, bankruptcy or liquidation); or (iii) a transfer made by operation of law (such as a merger); provided that any such transferred CSR shall remain subject to the terms and conditions of this Agreement.
Section 6.   Transfer of CSRs.
(a)   Subject to the restrictions on transferability set forth in Section 5 hereof, the Rights Agent shall, from time to time, register the transfer of any outstanding CSRs pursuant to a Permitted Transfer upon the CSR Register, upon delivery to the Rights Agent of a written instrument or instruments of transfer and other requested documentation in form satisfactory to the Company and the Rights Agent, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, such signature to be guaranteed by a participant in a recognized Signature Guarantee Medallion Program. A request for a transfer of a CSR shall be accompanied by such documentation establishing satisfaction of the conditions set forth in Section 5 hereof, as applicable, as may be reasonably requested by the Company (including opinions of counsel, if appropriate). Upon receipt of documentation reasonably satisfactory to the Company, the Company shall authorize the Rights Agent to permit the transfer of a CSR. The Rights Agent shall not permit the transfer of a CSR until it is so authorized by the Company. No transfer of a CSR shall be valid until registered in the CSR Register and any transfer not duly registered in the CSR Register will be void ab initio. All transfers of CSRs registered in the CSR Register shall be the valid obligations of the Company, representing the same rights to receive Ordinary Shares as the CSRs transferred then entitled such transferee to receive, and shall entitle the transferee to the same benefits and rights under this Agreement as those held by the transferor. No fractional CSRs will be registered.
(b)   No service charge shall be made for any registration of transfer of CSRs, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that is imposed in connection with any such registration of transfer. The Rights Agent shall have no duty or obligation to take any action under any Section of this Agreement which requires the payment by a Holder of a CSR of applicable taxes and charges unless and until the Rights Agent is satisfied that all such taxes and/or charges have been paid.
Section 7.   Exercisability of CSRs.
(a)   As used herein:
(i)   “First Milestone Event” means during any VWAP Measurement Period, the VWAP equals or exceeds $14.00;
(ii)   “Milestone Event” means each of the First Milestone Event, the Second Milestone Event and the Third Milestone Event.
(iii)   “Second Milestone Event” means during any VWAP Measurement Period, the VWAP equals or exceeds $16.00;
(iv)   “Third Milestone Event” means during any VWAP Measurement Period, the VWAP equals or exceeds $18.00;

(v)   “Trading Day” means any day on which The Nasdaq Stock Market LLC is open for trading;
(vi)   “VWAP” means, for the Ordinary Shares, or American Depositary Shares representing such Ordinary Shares, as applicable, as of any Trading Day, the dollar volume-weighted average price for such security traded on the Nasdaq Stock Market during the period beginning at 9:30:01 a.m., New York time on such Trading Day and ending at 4:00:00 p.m., New York time on such Trading Day, as reported by Bloomberg through its “HP” function (set to weighted average); and
(vii)   “VWAP Measurement Period” means, for the Ordinary Shares, or American Depositary Shares representing such Ordinary Shares, as applicable, have traded at the applicable VWAP price (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and other similar transactions) for twenty (20) Trading Days over any thirty (30) Trading Day period.
(b)   Subject to the terms of this Agreement,
(i)   upon the achievement of the First Milestone Event, each Class A CSR shall become convertible and shall entitle the Holder thereof to receive from the Company a number of fully paid and nonassessable Ordinary Shares equal to (x) 8,000,000 Ordinary Shares, multiplied by (y) a fraction, the numerator of which is the number of Class A CSRs held by such Holder and the denominator of which is the aggregate number of Class A CSRs then outstanding as of such date,
(ii)   upon the achievement of the Second Milestone Event, each Class B CSR shall become convertible and shall entitle the Holder thereof to receive from the Company the number of fully paid and nonassessable Ordinary Shares equal to (x) 4,000,000 Ordinary Shares, multiplied by (y) a fraction, the numerator of which is the number of Class B CSRs held by such Holder and the denominator of which is the aggregate number of Class B CSRs then outstanding as of such date, and
(iii)   upon the achievement of the Third Milestone Event, each Class C CSR shall become convertible and shall entitle the Holder thereof to receive from the Company the number of fully paid and nonassessable Ordinary Shares equal to (x) 3,000,000 Ordinary Shares, multiplied by (y) a fraction, the numerator of which is the number of Class C CSRs held by such Holder and the denominator of which is the aggregate number of Class C CSRs then outstanding as of such date;
in each case, if applicable, with cash payable in lieu of fractional shares as provided in Section 13 hereof and any dividends or distributions payable as provided in Section 14 hereof, in each case subject to any applicable withholding tax.
Section 8.   Conversion Procedures.
(a)   Subject to the provisions of Section 7 hereof, upon the achievement of any Milestone Event, then within ten (10) Business Days of the occurrence of such Milestone Event and, subject to the tax withholding procedure described in Sections 8(e) and 9(b) below, the Company shall credit (or shall cause its transfer agent to credit) the appropriate number of book-entry Ordinary Shares (as determined in accordance with Section 7(b)) to each Holder in the name of such Holder as recorded in the CSR Register. Such book-entry Ordinary Shares shall be deemed to have been issued and any person so named therein shall be deemed to have become a holder of record of such Ordinary Shares as of the date of the applicable Milestone Event.
(b)   Notwithstanding anything in this Agreement to the contrary, if a Change of Control occurs prior to or at the fifth (5th) anniversary of the Closing Date pursuant to which the shareholders of the Company have the right to exchange their equity securities of the Company for cash, securities or other property (or any combination thereof), then, immediately prior to the consummation of such Change of Control, the Holders shall be entitled to receive all Ordinary Shares issuable pursuant to this Agreement; provided, however, if such Change of Control occurs during the COC Modified Threshold Period and the cash, securities or other property (or any combination thereof) reflects a Change of Control Price that is less than ten dollars ($10), then, immediately prior to the consummation of such

Change of Control, the holders of Class A CSRs shall be entitled to receive only the Ordinary Shares attributable to the First Milestone Event. For purposes hereof, the value of any securities or other property included in the Change of Control Price shall be the agreed valuation set forth in the applicable definitive agreements for such transaction or, in the absence of such valuation, determined in good faith by the Company’s Board of Directors.
(c)   Notwithstanding any other provisions of this Agreement, any portion of the cash provided by the Company to the Rights Agent as a reserve for purposes of payments to Holders of cash in lieu of fractional shares pursuant to Section 13 hereof and, if applicable, amounts payable pursuant to Section 14 that remains unclaimed after the first anniversary of the applicable Milestone Date (including by means of uncashed checks or invalid addresses on the CSR Register) (or such earlier date immediately prior to such time as such amounts would otherwise escheat to, or become property of, any governmental entity) shall, to the extent permitted by law, become the property of the Company free and clear of any claims or interest of any person previously entitled thereto, and no consideration or compensation shall be payable therefor.
(d)   The Rights Agent shall keep copies of this Agreement available for inspection by the Holders during normal business hours at its office. The Company shall supply the Rights Agent from time to time with such numbers of copies of this Agreement as the Rights Agent may request.
(e)   Prior to crediting (or causing its Transfer Agent to credit) the appropriate number of book-entry Ordinary Shares to each Holder in the name of such Holder pursuant to Section 8(a) hereof and delivering cash to the Rights Agent for payment to the Holders in lieu of fractional shares pursuant to Section 13 hereof, the Company shall deliver to the Withholding Agent (as defined in Section 9(b)) a list of all Holders and the number of shares to be credited thereto and/or cash to be paid thereto, and the Withholding Agent shall be entitled to deduct or withhold from such shares and/or cash (if required, in accordance with Section 9(b) below). Upon completion of any required withholding the Company shall credit (or cause its Transfer Agent to credit) the appropriate number of Ordinary Shares to the Holders pursuant to Section 8(a) and deliver to the Rights Agent the appropriate amount of cash in lieu of fractional shares to be paid to the Holders pursuant to Section 8(b).
Section 9.   Payment of Taxes; Tax Reporting.
(a)   The Company will pay all stamp, transfer or other taxes or governmental charges, if any, attributable to the initial issuance of Ordinary Shares upon the conversion of any CSR; provided, however, that neither the Company nor the Rights Agent shall be required to pay any tax or taxes which may be payable in respect of any transfer of a CSR or, upon conversion of a CSR, issuance of any Ordinary Shares in a name other than that of the Holder of a CSR as recorded in the CSR Register, and the Company shall not be required to issue or deliver such CSR unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.
(b)   The Company, Target, the Exchange Agent (as defined in the Business Combination Agreement) and any other Person who has any obligation to deduct or withhold from any consideration payable pursuant to this Agreement (each such Person, a “Withholding Agent”) shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement such amounts as are required to be deducted or withheld therefrom, all in accordance with the provisions of Sections 2.6 of the Business Combination Agreement, which shall apply to the consideration payable pursuant to this Agreement, mutatis mutandis, including the issuance or transfer of any CSR, the conversion thereof, the issuance of shares or the payment of cash in lieu of fractional shares.
Section 10.   Reservation of Ordinary Shares.
(a)   The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Ordinary Shares or the authorized and issued Ordinary Shares held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Ordinary Shares upon conversion of CSRs, the maximum number of Ordinary Shares which may then be deliverable upon conversion of all outstanding CSRs.

(b)   The Company will keep a copy of this Agreement on file with the transfer agent for the Ordinary Shares (the “Transfer Agent”) and with every subsequent transfer agent for any shares of the Company’s capital stock issuable upon conversion of the CSRs. The Company will provide or otherwise make available any cash which may be payable as provided in Section 12 and Section 13 hereof. The Company will furnish the Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each Holder pursuant to Section 15 hereof.
(c)   The Company covenants that all Ordinary Shares which may be issued upon conversion of CSRs will, upon issue, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof. The Company will use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Agreement.
Section 11.   Listing of Ordinary Shares.   The Company shall from time to time use its reasonable best efforts so that immediately upon their issuance upon the conversion of any CSR the Ordinary Shares, or any American Depositary Shares representing such Ordinary Shares, will be listed on the principal national securities exchange in the United States of America, if any, on which any of the securities of such class or series are then listed or traded.
Section 12.   Adjustment of CSRs.
(a)   The number of Ordinary Shares issuable upon the conversion of any CSR shall be adjusted to reflect fully the appropriate effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Ordinary Shares), reorganization, recapitalization, reclassification or other like change with respect to the Ordinary Shares having a record date on or after the date hereof and prior to the applicable Milestone Date.
(b)   Irrespective of any adjustments in the number or kind of shares issuable upon the conversion of the CSRs, CSRs theretofore or thereafter issued may continue to express the same dollar value and number and kind of shares as are stated in the CSRs initially issuable pursuant to this Agreement.
(c)   Whenever an adjustment is made to the terms of the CSRs pursuant to this Section 12, the Company shall provide the notices required by Section 16 hereof.
(d)   The Rights Agent has no duty to determine when an adjustment under this Section 12 should be made, how it should be made or what it should be. The Rights Agent has no duty to determine whether any provisions of a supplemental contingent share rights agreement under Section 12(b) are correct. The Rights Agent makes no representation as to the validity or value of any securities or assets issuable upon conversion of CSRs. The Rights Agent shall not be responsible for the Company’s failure to comply with this Section 12.
Section 13.   No Fractional Shares.   The Company shall not be required to issue fractional Ordinary Shares upon conversion of CSRs. If more than one CSR shall be convertible at the same time with respect to the same Holder, the number of full Ordinary Shares which shall be issuable upon the conversion thereof shall be computed on the basis of the aggregate number of Ordinary Shares issuable upon the conversion of the CSRs. If any fraction of an Ordinary Share would, except for the provisions of this Section 13, be issuable on the conversion of any CSRs, the Company shall pay, without interest, an amount determined by the Current Trading Price. The “Current Trading Price” shall equal the average per share closing sale prices of Ordinary Shares, or American Depository Shares representing such Ordinary Shares, as applicable, on the Nasdaq Stock Market as reported by the Wall Street Journal for the five (5) full Trading Days ending on the 5th trading date after the occurrence of the applicable Milestone Event.
Section 14.   Dividends or Other Distributions.   No dividend or other distribution declared with respect to the Ordinary Shares with a record date prior to the applicable Milestone Date shall be paid to Holders of CSRs. To the extent any Ordinary Shares are issued to Holders pursuant to Section 8(a), there shall be paid to such Holders the amount of dividends or other distributions, without interest, declared with a record date after the applicable Milestone Date.

Section 15.   Notices to CSR Holders.   Upon any adjustment pursuant to Section 13 hereof, the Company shall give prompt written notice of such adjustment to the Rights Agent and shall cause the Rights Agent, on behalf of and at the expense of the Company, within ten (10) days after notification is received by the Rights Agent of such adjustment, to mail by first class mail, postage prepaid, to each Holder a notice of such adjustment(s) and shall deliver to the Rights Agent a certificate of the Chief Financial Officer of the Company, setting forth in reasonable detail (i) the terms of such adjustment(s), (ii) a brief statement of the facts requiring such adjustment(s) and (iii) the computation by which such adjustment(s) was made. Where appropriate, such notice may be given in advance and included as a part of the notice required under the other provisions of this Section 15.
Section 16.   Notices to the Company and Rights Agent.   Any notice or demand authorized by this Agreement to be given or made by the Rights Agent or by any Holder to or on behalf of the Company shall be sufficiently given or made when received at the office of the Company expressly designated by the Company as its office for purposes of this Agreement (until the Rights Agent is otherwise notified in accordance with this Section 16 by the Company), as follows:
[•]
with a copy to:
[•]
Any notice pursuant to this Agreement to be given by the Company or by any Holder(s) to the Rights Agent shall be sufficiently given when received by the Rights Agent at the address appearing below (until the Company is otherwise notified in accordance with this Section 16 by the Rights Agent).
[•]
Section 17.   Supplements and Amendments; Actions.
(a)   Without the consent of any Holders, the Company, at any time and from time to time, may enter into one or more amendments hereto, for any of the following purposes:
(i)   to evidence the succession of another person to the Company and the assumption by any such successor of the covenants of the Company herein; provided that such succession and assumption is in accordance with the terms of this Agreement;
(ii)   to evidence the succession of another person as a successor Rights Agent and the assumption by any successor of the covenants and obligations of such Rights Agent herein; provided that such succession and assumption is in accordance with the terms of this Agreement;
(iii)   to add to the covenants of the Company such further covenants, restrictions, conditions or provisions as the Company shall consider to be for the protection of Holders; provided that in each case, such provisions shall not adversely affect the rights of the Holders;
(iv)   to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement; provided that in each case, such provisions shall not adversely affect the rights of Holders;
(v)   as may be necessary or appropriate to ensure that CSRs are not subject to registration under the Securities Act or the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations made thereunder, or any applicable state securities or “blue sky” laws;
(vi)   to cancel CSRs (1) in the event that any Holder has abandoned its rights in accordance with Section 4(c) or (2) following the transfer of such CSRs to the Company or its affiliates in accordance with Section 5; or
(vii)   as may be necessary or appropriate to ensure that the Company complies with applicable law.

In addition to the foregoing, upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 17, the Rights Agent hereby agrees to enter into one or more amendments hereto to evidence the succession of another person as a successor Rights Agent and the assumption by any successor of the covenants and obligations of such Rights Agent herein.
(b)   With the written consent of the Holders of not less than a majority of the then outstanding CSRs delivered to the Company, the Company may enter into one or more amendments hereto for the purpose of adding, eliminating or changing any provision of this Agreement if such addition, elimination or change is in any way adverse to the rights of Holders. It shall not be necessary for any written consent of Holders under this Section 17(b) to approve the particular form of any proposed amendment, but it shall be sufficient if such written consent shall approve the substance thereof.
(c)   The consent of each Holder affected shall be required for any amendment pursuant to which the number of Ordinary Shares issuable upon conversion of CSRs would be decreased (not including adjustments contemplated hereunder).
(d)   Promptly after the execution by the Company of any amendment pursuant to the provisions of this Section 17, the Company shall mail by first class mail, postage prepaid, a notice thereof to the Holders at their addresses as they shall appear on the CSR Register, setting forth in general terms the substance of such amendment.
(e)   Upon the execution of any amendment under this Section 17, this Agreement shall be modified in accordance therewith, such amendment shall form a part of this Agreement for all purposes and every Holder shall be bound thereby.
(f)   The Rights Agent shall be entitled to receive and shall be fully protected in relying upon an officer’s certificate and opinion of counsel as conclusive evidence that any such amendment or supplement is authorized or permitted hereunder, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.
Section 18.   Enforcement of Rights of Holders.   Any actions seeking enforcement of the rights of Holders hereunder may be brought either by the Rights Agent or the Holders of a majority of the issued and then outstanding CSRs.
Section 19.   Certain Rights of the Rights Agent.   The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the Holders, by their acceptance of CSRs, shall be bound:
(a)   The statements contained herein and in any notice delivered by the Company shall be taken as statements of the Company, and the Rights Agent assumes no responsibility for the correctness of any of the same except such as describe the Rights Agent or any action taken by it. The Rights Agent assumes no responsibility with respect to the distribution of the CSRs except as herein otherwise provided.
(b)   The Rights Agent shall not be responsible for any failure of the Company to comply with the covenants contained in this Agreement or in the CSRs to be complied with by the Company.
(c)   The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either by itself (through its employees) or by or through its attorneys or agents (which shall not include its employees) and shall not be responsible for the misconduct of any agent appointed with due care.
(d)   The Rights Agent may consult at any time with legal counsel satisfactory to it (who may be counsel for the Company), and the Rights Agent shall incur no liability or responsibility to the Company or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.
(e)   Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless such evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, Chief Financial Officer, one of the Vice Presidents, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.
(f)   The Company agrees to (i) pay the Rights Agent reasonable compensation for all services rendered by the Rights Agent in the performance of its duties under this Agreement as agreed upon in writing by the Rights Agent and the Company on or prior to the date of this Agreement, (ii) reimburse the Rights Agent for all reasonable and properly documented out-of-pocket expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Rights Agent (including reasonable fees and expenses of the Rights Agent’s counsel and agents) in the performance of its duties under this Agreement and (iii) indemnify the Rights Agent and hold it harmless against any and all liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Rights Agent in the performance of its duties under this Agreement, except as a result of (x) the Rights Agent’s gross negligence, bad faith or willful misconduct or breach of this Agreement or (y) the Rights Agent (or anyone on its behalf) noncompliance with respect to any tax withholding made or not made by the Rights Agent (or anyone on its behalf).
(g)   The Rights Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more Holders shall furnish the Rights Agent with reasonable security and indemnity satisfactory to the Rights Agent for any costs and expenses which may be incurred, but this provision shall not affect the power of the Rights Agent to take such action as the Rights Agent may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the CSRs may be enforced by the Rights Agent, and any such action, suit or proceeding instituted by the Rights Agent shall be brought in its name as Rights Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective rights or interests may appear.
(h)   The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any other securities of the Company or become pecuniarily interested in any transactions in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement or such director, officer or employee. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity, including, without limitation, acting as Transfer Agent or as a lender to the Company or an affiliate thereof.
(i)   The Rights Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions hereof. The Rights Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for (i) its own gross negligence, bad faith or willful misconduct; and (ii) such actions as provided in Section 19(f)(iii)(x) and (y) above.
(j)   The Rights Agent will not incur any liability or responsibility to the Company or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.
(k)   The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity of any CSR; nor shall the Rights Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Ordinary Shares (or other stock) to be issued pursuant to this Agreement or any CSR, or as to whether any Ordinary Shares (or other stock) will, when issued, be validly issued, fully paid and nonassessable.
(l)   The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith and without negligence in accordance with instructions of any such officer or officers.
Section 20.   Designation; Removal; Successor Rights Agent.   The Rights Agent may resign at any time and be discharged from its duties under this Agreement by giving to the Company thirty (30) days’ notice in writing. The Company may remove the Rights Agent or any successor rights agent by giving to the Rights Agent or successor rights agent thirty (30) days’ notice in writing. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any Holder (who shall with such notice submit his, her or its CSR for inspection by the Company), then any Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Rights Agent. Pending appointment of a successor rights agent, either by the Company or by such court, the duties of the Rights Agent shall be carried out by the Company. Any successor rights agent, whether appointed by the Company or such a court, shall be a bank or trust company in good standing, incorporated under the laws of the United States of America or any State thereof or the District of Columbia and having at the time of its appointment as rights agent a combined capital and surplus of at least $10,000,000. After appointment, the successor rights agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the former Rights Agent shall deliver and transfer to the successor rights agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. In the event of such resignation or removal, the Company or the successor rights agent shall mail by first class mail, postage prepaid, to each Holder, written notice of such removal or resignation and the name and address of such successor rights agent. Failure to file any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor rights agent, as the case may be.
Section 21.   Successors.   All the covenants and provisions of this Agreement by or for the benefit of the Company, the Rights Agent or any Holder shall bind and inure to the benefit of their respective successors, assigns, heirs and personal representatives.
Section 22.   Termination.   This Agreement shall terminate on the earlier of (i) the first anniversary of the achievement of the Third Milestone Event and (ii) if the Third Milestone event is not achieved prior to the fifth anniversary of the Acquisition Merger, then the fifth anniversary of the Acquisition Merger. Notwithstanding anything to the contrary contained herein, the indemnification contained in Section 19(f) shall survive termination of this Agreement.
Section 23.   Governing Law.   THIS AGREEMENT AND EACH CSR ISSUED HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICT OF LAWS THEREOF. THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK.
Section 24.   Benefits of this Agreement.   Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the Holders any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the Holders.
Section 25.   Counterparts.   This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.
Section 26.   Headings.   The headings and table of contents contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.
Noventiq Holding Company
By:
Name:
Title:
[•], as Rights Agent
By:
Name:
Title:
[Signature Page to Contingent Share Rights Agreement]

Annex H
FORM OF
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [•], is made and entered into by and among Noventiq Holding Company, an exempted company limited by shares incorporated under the laws of the Cayman Islands (the “Company”); Corner Growth Acquisition Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“CGAC”); CGA Sponsor, LLC, a Delaware limited liability company (the “Sponsor”); Alexandre Balkanski, John Mulkey and Jason Park (collectively, the “Founder Holders”); and certain parties set forth on Schedule 1 hereto (collectively, the “Target Holders” and, collectively with the Sponsor and the Founder Holders and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 2.5 or Section 6.10 of this Agreement, the “Holders” and each, a “Holder”). Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Business Combination Agreement (as defined below).
RECITALS
WHEREAS, prior to the date hereof, the Sponsor was issued 9,825,001 shares of the Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), of CGAC, and the Founder Holders owned an aggregate of 174,999 Class B Ordinary Shares, which were received from the Sponsor;
WHEREAS, the Class B Ordinary Shares were convertible into the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), on a one-for-one basis, subject to adjustment, on the terms and conditions provided in the Company’s amended and restated memorandum and articles of association;
WHEREAS, immediately prior to the Business Combination the Sponsor also owned warrants (the “Private Placement Warrants”) to purchase 7,600,000 Class A Ordinary Shares (the “Warrant Shares”) issued under that certain Warrant Agreement, dated December 21, 2020, between CGAC and Continental Stock Transfer & Trust Company, as warrant agent;
WHEREAS, CGAC, the Sponsor and the Founder Holders are party to that certain Registration and Shareholder Rights Agreement, dated as of December 16, 2020 (the “Original RRA”);
WHEREAS, CGAC is party to that certain Business Combination Agreement, dated as of May 4, 2023, as amended and restated on [•] (and as may further be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among CGAC, the Company, Noventiq Holdings Plc, an exempted company limited by shares registered by way of continuation under the laws of the Cayman Islands (the “Target”), Noventiq Merger I Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of the Company (“Merger Sub 1”) and Corner Growth SPAC Merger Sub, Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of the Company (“Merger Sub 2”), pursuant to which, among other things, CGAC will merge with and into Merger Sub 1, with Merger Sub 1 being the surviving entity (the “Initial Merger”) and, following the Initial Merger, Merger Sub 2 will merge with and into the Target, with the Target being the surviving company and becoming a wholly owned subsidiary of the Company (the “Business Combination”);
WHEREAS, on the date hereof, pursuant to the Business Combination Agreement, the Sponsor received [•] Ordinary Shares, the Founder Holders received [•] Ordinary Shares and Target Holders received [•] Ordinary Shares;
WHEREAS, pursuant to Section 6.8 of the Original RRA, the provisions, covenants and conditions set forth therein may be amended or modified upon the written consent of CGAC and the Holders (as defined in the Original RRA) of at least a majority in interest of the Registrable Securities (as defined in the Original RRA) at the time in question, and the Sponsor and the Founder Holders are the Holders in the aggregate of at least a majority in interest of the Registrable Securities as of the date hereof; and

WHEREAS, the Company, CGAC, the Sponsor and the Founder Holders desire to amend and restate the Original RRA in its entirety and enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.
NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I
DEFINITIONS
1.1.   Definitions.   The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:
“Additional Holder” shall have the meaning given in Section 6.10.
“Additional Holder Ordinary Shares” shall have the meaning given in Section 6.10.
“ADSs” shall mean American Depositary Shares, each representing one Ordinary Share.
“ADS Deposit Agreement” shall mean that certain Deposit Agreement, by and between the Company and The Bank of New York Mellon (or an affiliate), as depositary.
“ADS Facility” shall mean the Level 2 ADS facility established pursuant to the ADS Deposit Agreement.
“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or the Chief Financial Officer of the Company, after consultation with counsel to the Company, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, (c) the Company has a bona fide business purpose for not making such information public, and (d) such disclosure (i) would be reasonably likely to have an adverse impact on the Company, (ii) could reasonably be expected to have a material adverse effect on the Company’s ability to effect a material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction or (iii) relates to information the accuracy of which has yet to be determined by the Company or which is the subject of an ongoing investigation or inquiry; provided that the Company takes all reasonable action as necessary to promptly make such determination and conclude such investigation or inquiry.
“Affiliate” shall mean, with respect to any specified Person, any other Person that, at the time of determination, directly or indirectly, whether through one or more intermediaries or otherwise, controls, is controlled by or is under common control with such specified Person.
“Block Trade” shall have the meaning given in Section 2.4.1.
“Board” shall mean the Board of Directors of the Company.
“Business Combination” shall have the meaning given in the Recitals hereto.
“Business Combination Agreement” shall have the meaning given in the Recitals hereto.
“Class A Ordinary Shares” shall have the meaning set forth in the Recitals hereto.
“Class B Ordinary Shares” shall have the meaning set forth in the Recitals hereto.
“Closing” shall have the meaning given in the Business Combination Agreement.
“Closing Date” shall have the meaning given in the Business Combination Agreement.

“Commission” shall mean the United States Securities and Exchange Commission.
“Company” shall have the meaning given in the Preamble hereto and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization, re-domiciling, or similar transaction.
“Demanding Holder” shall have the meaning given in Section 2.1.4.
“EDGAR” shall have the meaning given in Section 3.5.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.
“Form F-1 Shelf” shall have the meaning given in Section 2.1.1.
“Form F-3 Shelf” shall have the meaning given in Section 2.1.1.
“Founder Holders” shall have the meaning given in the Preamble hereto.
“Holder Information” shall have the meaning given in Section 4.1.2.
“Holders” shall have the meaning given in the Preamble hereto, for so long as such person or entity holds any Registrable Securities.
“Joinder” shall have the meaning given in Section 2.5.
“Lock-up” shall have the meaning given in Section 5.1.
“Lock-up Party” shall mean, as applicable, the persons listed on Schedule 2 hereto and their respective Permitted Transferees.
“Lock-up Period” shall mean the period beginning on the Closing Date and ending on the date that is 180 days after the Closing Date.
“Lock-up Shares” shall mean the Ordinary Shares and any other equity securities convertible into or exercisable or exchangeable for Ordinary Shares (including, without limitation, the Private Placement Warrants, the Warrant Shares and any Ordinary Shares issuable upon exercise of equity (or quasi equity) awards issued under any employee incentive or equity appreciation plan) held by a Lock-up Party immediately following the Closing (excluding any Ordinary Shares and any other equity securities convertible into or exercisable or exchangeable for the Ordinary Shares acquired in the public market) or otherwise acquired, subscribed for or issued pursuant to the terms of the Business Combination Agreement.
“Maximum Number of Securities” shall have the meaning given in Section 2.1.5.
“Merger Sub” shall have the meaning given in the Recitals hereto.
“Minimum Takedown Threshold” shall have the meaning given in Section 2.1.4.
“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.
“Ordindary Shares” shall mean ordinary shares, par value $[•] per share, of the Company.
“Other Coordinated Offering” shall have the meaning given in Section 2.4.1.
“Permitted Transferees” shall mean any person or entity to whom a Holder is permitted to transfer Registrable Securities pursuant to Section 2.5.
“Piggyback Registration” shall have the meaning given in Section 2.2.1.
“Private Placement Warrants” shall have the meaning set forth in the Recitals hereto.
“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Securities” shall mean (a) any outstanding Ordinary Shares and any other equity security (including the Private Placement Warrants and any other warrants to purchase Ordinary Shares and Ordinary Shares issued or issuable upon the exercise or conversion of any other such equity security) of the Company held by a Holder immediately following the Closing (including any securities distributable pursuant to the Business Combination Agreement or any Transaction Document (as defined in the Business Combination Agreement)), (b) any Ordinary Shares or any other equity security (including warrants to purchase Ordinary Shares and Ordinary Shares issued or issuable upon the exercise or conversion of any other security) of the Company acquired by a Holder following the date hereof to the extent that such securities are “restricted securities” (as defined in Rule 144) or are held by an “affiliate” (as defined in Rule 144) of the Company, (c) any Additional Holder Ordinary Shares, (d) any ADSs representing any securities referenced in clauses (a), (b) or (c) above deposited into the ADS Facility and (e) any other equity security of the Company or any of its subsidiaries issued or issuable with respect to any securities referenced in clause (a), (b), (c) or (d) above by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Holder; (B) (i) such securities shall have been otherwise transferred (other than to a Permitted Transferee), (ii) new certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer shall have been delivered by the Company and (iii) subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 or any successor rule promulgated under the Securities Act (but with no volume or other restrictions or limitations including as to manner or timing of sale or current public information requirements); (E) such securities shall have been sold without registration pursuant to Section 4(a)(1) of the Securities Act or Rule 145 promulgated under the Securities Act or any successor rules promulgated under the Securities Act; and (F) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.
“Registration” shall mean a registration, including any related Shelf Takedown, effected by preparing and filing a registration statement, Prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.
“Registration Expenses” shall mean the documented, out-of-pocket expenses of a Registration, including, without limitation, the following:
(A)   all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any national securities exchange on which any Registrable Securities are then listed;
(B)   fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);
(C)   printing, messenger, telephone and delivery expenses;
(D)   reasonable fees and disbursements of counsel for the Company;
(E)   reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration;
(F)   in an Underwritten Offering, reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders;
(G)   the costs and expenses of Company relating to analyst and investor presentations;
(H)   or any “road show” undertaken in connection with the Registration and/or marketing of the Registrable Securities; and

(I)   any other fees and disbursements customarily paid by the issuers of securities.
“Registration Statement” shall mean any registration statement that covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.
“Requesting Holders” shall have the meaning given in Section 2.1.5.
“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.
“Shelf” shall mean the Form F-1 Shelf, the Form F-3 Shelf or any Subsequent Shelf Registration Statement, as the case may be, filed with the SEC pursuant to the provisions of Section 2.1.1.
“Shelf Registration” shall mean a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).
“Shelf Takedown” shall mean an Underwritten Shelf Takedown or any proposed transfer or sale using a Registration Statement, including a Piggyback Registration.
“Sponsor” shall have the meaning given in the Preamble hereto.
“Subsequent Shelf Registration Statement” shall have the meaning given in Section 2.1.2.
“Target” shall have the meaning given in the Preamble hereto.
“Target Holders” shall have the meaning given in the Preamble hereto.
“Transfer” shall mean the (a) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase (other than as explicitly contemplated by the Private Placement Warrants) or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).
“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.
“Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.
“Underwritten Shelf Takedown” shall have the meaning given in Section 2.1.4.
“Warrant Shares” shall have the meaning given in the Recitals.
“Withdrawal Notice” shall have the meaning given in Section 2.1.6.
ARTICLE II
REGISTRATIONS AND OFFERINGS
2.1.   Shelf Registration.
2.1.1.   Filing.   Within forty-five (45) calendar days following the Closing Date, the Company shall submit to or file with the Commission a Registration Statement for a Shelf Registration on Form F-1 (the “Form F-1 Shelf”) or a Registration Statement for a Shelf Registration on Form F-3 (the “Form F-3 Shelf”), if the Company is then eligible to use a Form F-3 Shelf, in each case, covering the resale of all the Registrable Securities (determined as of two (2) business days prior to such submission or filing) on a delayed or continuous basis and shall use its reasonable best efforts to have such Shelf declared effective as soon as practicable after the filing thereof. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. The Company shall use its reasonable best efforts to maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep such Shelf continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. In the event the Company files a Form F-1 Shelf, the Company shall use its reasonable best efforts to convert the Form F-1 Shelf (and any Subsequent Shelf Registration Statement) to a Form F-3 Shelf as soon as practicable after the Company is eligible to use a Form F-3 Shelf. The Company’s obligation under this Section 2.1.1, shall, for the avoidance of doubt, be subject to Section 3.4.
2.1.2.   Subsequent Shelf Registration.   If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.4, use its reasonable best efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including using its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its reasonable best efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration Statement”) registering the resale of all Registrable Securities (determined as of two (2) business days prior to such filing). If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer at the time of filing (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration Statement continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration Statement shall be on Form F-3 to the extent that the Company is eligible to use such form at the time of filing. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form. The Company’s obligation under this Section 2.1.2, shall, for the avoidance of doubt, be subject to Section 3.4.
2.1.3.   Additional Registrable Securities.   Subject to Section 3.4, in the event that any Holder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, the Company, upon written request of such Holder, shall, after receiving written notice from such Holder, promptly use its reasonable best efforts to cause the resale of such Registrable Securities to be covered by either, at the Company’s option, any then available Shelf (including by means of a post-effective amendment) or by filing a Subsequent Shelf Registration Statement and cause the same to become effective as soon as practicable after such filing and such Shelf or Subsequent Shelf Registration Statement shall be subject to the terms hereof; provided, however, that the Company shall only be required to file a post-effective amendment or a Subsequent Shelf Registration Statement as contemplated by this Section 2.1.3 a total of two times per calendar year.
2.1.4.   Requests for Underwritten Shelf Takedowns.   Subject to Section 3.4, at any time and from time to time when an effective Shelf is on file with the Commission, the Sponsor, or a Target Holder (any of the Sponsor or a Target Holder being in such case, a “Demanding Holder”) may request to sell all or any portion of its Registrable Securities in an Underwritten Offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”); provided that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include Registrable Securities proposed to be sold by the Demanding Holder, either individually or together with other Demanding Holders, with a reasonably expected total offering price of at least $10.0 million in the aggregate (the “Minimum Takedown Threshold”); provided that, with respect to all remaining Registrable Securities held by the Demanding Holder no Minimum Takedown Threshold shall apply. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown. Subject to Section 2.4.4, a majority-in-interest of the Demanding Holders shall have the right to select the Underwriters for such offering (which shall consist of one or more reputable nationally recognized investment banks), subject to the Company’s prior approval (which shall not be unreasonably withheld, conditioned or delayed). The Sponsor and the Target Holders may demand not more than two (2) Underwritten Shelf Takedowns pursuant to this Section 2.1.4 within any six (6) month period. For the avoidance of doubt, the Company shall not be required to effect an aggregate of more than four (4) Underwritten Shelf Takedowns pursuant to this Section 2.1.4 in any twelve (12) month period. Notwithstanding anything to the contrary in this Agreement, the Company may effect any Underwritten Offering pursuant to any then effective Registration Statement, including a Form F-3, that is then available for such offering.
2.1.5.   Reduction of Underwritten Offering.   If the managing Underwriter or Underwriters in an Underwritten Shelf Takedown, in good faith, advises the Company, the Demanding Holders and the Holders requesting piggy back rights pursuant to this Agreement with respect to such Underwritten Shelf Takedown (the “Requesting Holders”) (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Ordinary Shares or other equity securities that the Company desires to sell and all other Ordinary Shares or other equity securities, if any, that have been requested to be sold in such Underwritten Offering pursuant to separate written contractual piggy-back registration rights held by any other stockholders, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, before including any Ordinary Shares or other equity securities proposed to be sold by Company or by other holders of Ordinary Shares or other equity securities, the Registrable Securities of (i) first, the Demanding Holders that can be sold without exceeding the Maximum Number of Securities (pro rata based on the respective number or dollar amount, as the case may be, of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Shelf Takedown and the aggregate number or dollar amount, as the case may be, of Registrable Securities that all of the Demanding Holders have requested be included in such Underwritten Shelf Takedown) and (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Requesting Holders (if any) (pro rata based on the respective number or dollar amount of Registrable Securities that each Requesting Holder (if any) has requested be included in such Underwritten Shelf Takedown and the aggregate number or dollar amount of Registrable Securities that all of the Requesting Holders have requested be included in such Underwritten Shelf Takedown) that can be sold without exceeding the Maximum Number of Securities.
2.1.6.   Withdrawal.   Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Shelf Takedown, a majority-in-interest of the Demanding Holders initiating an Underwritten Shelf Takedown shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Underwritten Shelf Takedown; provided that the Sponsor or a Target Holder may elect to have the Company continue an Underwritten Shelf Takedown if the Minimum Takedown Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Underwritten Shelf Takedown by the Sponsor the Target Holders or any of their respective Permitted Transferees, as applicable. If withdrawn, a demand for an Underwritten Shelf Takedown shall constitute a demand for an Underwritten Shelf Takedown by the withdrawing Demanding Holder for purposes of Section 2.1.4, unless such Demanding Holder reimburses the Company for all Registration Expenses with respect to such Underwritten Shelf Takedown (or, if there is more than one Demanding Holder, a pro rata portion of such Registration Expenses based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Shelf

Takedown); provided that, if the Sponsor or a Target Holder elects to continue an Underwritten Shelf Takedown pursuant to the proviso in the immediately preceding sentence, such Underwritten Shelf Takedown shall instead count as an Underwritten Shelf Takedown demanded by the Sponsor or such Target Holder, as applicable, for purposes of Section 2.1.4. Following the receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Shelf Takedown. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Shelf Takedown prior to its withdrawal under this Section 2.1.6, other than if a Demanding Holder elects to pay such Registration Expenses pursuant to clause (ii) of the second sentence of this Section 2.1.6.
2.2.   Piggyback Registration.
2.2.1.   Piggyback Rights.   Subject to Section 2.4.3, if the Company or any Holder proposes to conduct a registered offering of, or if the Company proposes to file a Registration Statement under the Securities Act with respect to the Registration of, equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, an Underwritten Shelf Takedown pursuant to Section 2.1), other than a Registration Statement (or any registered offering pursuant thereto) (i) filed in connection with any employee stock option or other benefit plan, (ii) pursuant to a Registration Statement on Form S-4 or F-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) for a dividend reinvestment plan, or (v) a Block Trade or an Other Coordinated Offering (which shall be subject to Section 2.4), then the Company shall give written notice of such proposed offering to all of the Holders of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement or, in the case of an Underwritten Offering pursuant to a Shelf Registration, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to include in such registered offering such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such registered offering, a “Piggyback Registration”). Except with respect to an Underwritten Shelf Takedown under Section 2.1.4, the rights provided under this Section 2.2.1 shall not be available to any Holder at such time as there is an effective Shelf available for the resale of the Registrable Securities pursuant to Section 2.1. Subject to Section 2.2.2, the Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of such Piggyback Registration to permit the Registrable Securities requested by the Holders pursuant to this Section 2.2.1 to be included therein on the same terms and conditions as any similar securities of the Company included in such registered offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The inclusion of any Holder’s Registrable Securities in a Piggyback Registration shall be subject to such Holder’s agreement to enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering.
2.2.2.   Reduction of Piggyback Registration.   If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of Ordinary Shares or other equity securities that the Company desires to sell, taken together with (i) Ordinary Shares or other equity securities, if any, as to which Registration or a registered offering has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) Ordinary Shares or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, exceeds the Maximum Number of Securities, then:
(a)   if the Registration or registered offering is undertaken for the Company’s account, the Company shall include in any such Registration or registered offering (A) first, Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, pro rata, based on the respective number or dollar amount of Registrable Securities that each Holder has requested be included in such Underwritten Offering and the aggregate number or dollar amount of Registrable Securities that the Holders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Ordinary Shares or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities;
(b)   if the Registration or registered offering is pursuant to a demand by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration or registered offering (A) first, the Ordinary Shares or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, pro rata, based on the respective number or dollar amount of Registrable Securities that each Holder has requested be included in such Underwritten Offering and the aggregate number or dollar amount of Registrable Securities that the Holders have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Ordinary Shares or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Holders of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities; and
(c)   if the Registration or registered offering and Underwritten Shelf Takedown is pursuant to a request by Holder(s) of Registrable Securities pursuant to Section 2.1 hereof, then the Company shall include in any such Registration or registered offering securities in the priority set forth in Section 2.1.5.
2.2.3.   Piggyback Registration Withdrawal.   Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdraw from an Underwritten Shelf Takedown, and related obligations, shall be governed by Section 2.1.6) shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a Shelf Registration, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the

Commission in connection with a Piggyback Registration (which, in no circumstance, shall include a Shelf) at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than Section 2.1.6), the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.2.3.
2.2.4.   Unlimited Piggyback Registration Rights.   For purposes of clarity, subject to Section 2.1.6, any Piggyback Registration effected pursuant to Section 2.2 hereof shall not be counted as a demand for an Underwritten Shelf Takedown under Section 2.1.4 hereof.
2.3.   Market Stand-off.   In connection with any Underwritten Offering of equity securities of the Company (other than a Block Trade or Other Coordinated Offering), if requested by the managing Underwriters, each Holder for which it is customary for such Holder to agree to a lock-up, agrees that, to the extent such Holder participates in such Underwritten Offering, it shall not Transfer any Ordinary Shares or other equity securities of the Company (other than those included in such offering pursuant to this Agreement), without the prior written consent of the Company, during the ninety (90)-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. Each such Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders).
2.4.   Block Trades; Other Coordinated Offerings.
2.4.1.   Notwithstanding any other provision of this Article II, but subject to Section 3.4, at any time and from time to time when an effective Shelf is on file with the Commission, if a Demanding Holder wishes to engage in (a) an underwritten registered offering not involving a “roadshow,” such as an offer commonly known as a “block trade” (a “Block Trade”), or (b) an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal (an “Other Coordinated Offering”), in each case, (x) with a total offering price of at least $20.0 million in the aggregate or (y) with respect to all remaining Registrable Securities held by the Demanding Holder, then such Demanding Holder only needs to notify the Company of the Block Trade or Other Coordinated Offering at least five (5) business days prior to the day such offering is to commence and the Company shall use its reasonable best efforts to facilitate such Block Trade or Other Coordinated Offering; provided that the Demanding Holders representing a majority of the Registrable Securities wishing to engage in the Block Trade or Other Coordinated Offering shall use reasonable best efforts to work with the Company and any Underwriters, brokers, sales agents or placement agents prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade or Other Coordinated Offering.
2.4.2.   Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade or Other Coordinated Offering, a majority-in-interest of the Demanding Holders initiating such Block Trade or Other Coordinated Offering shall have the right to submit a Withdrawal Notice to the Company, the Underwriter or Underwriters (if any) and any brokers, sales agents or placement agents (if any) of their intention to withdraw from such Block Trade or Other Coordinated Offering. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Block Trade or Other Coordinated Offering prior to its withdrawal under this Section 2.4.2.
2.4.3.   Notwithstanding anything to the contrary in this Agreement, Section 2.2 shall not apply to a Block Trade or Other Coordinated Offering initiated by a Demanding Holder pursuant to this Agreement.
2.4.4.   The Demanding Holder in a Block Trade or Other Coordinated Offering shall have the right to select the Underwriters and any brokers, sales agents or placement agents (if any) for such Block Trade or Other Coordinated Offering (in each case, which shall consist of one or more reputable nationally recognized investment banks).

2.4.5.   A Demanding Holder in the aggregate may demand no more than (i) one (1) Block Trade pursuant to this Section 2.4 within any six (6) month period or (ii) two (2) Block Trades or Other Coordinated Offerings pursuant to this Section 2.4 in any twelve (12) month period. For the avoidance of doubt, any Block Trade or Other Coordinated Offering effected pursuant to this Section 2.4 shall not be counted as a demand for an Underwritten Shelf Takedown pursuant to Section 2.1.4 hereof.
2.5.   Transfer of Registration Rights.   The rights of a Holder hereunder may be transferred or assigned in connection with a transfer of Registrable Securities to (i) any Affiliate of such Holder, (ii) any Person other than a Holder if at least 5% of the Registrable Securities are being transferred to such Person in a single transaction or a series of related transactions, (iii) any direct or indirect partners, members or equity holders of such Holder, or any related investment funds or vehicles controlled or managed by such persons or entities or their respective Affiliates, (iv) any other Holder or any direct or indirect partners, members or equity holders of such other Holder, any Affiliates of such other Holder or any related investment funds or vehicles controlled or managed by such persons or entities or their respective Affiliates, (v) in the case of an individual, by gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person or entity, or to a charitable organization, (vi) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual, (vii) in the case of an individual, pursuant to a qualified domestic relations order, (viii) in the case of a trust, by distribution to one or more of the permissible beneficiaries of such trust, or (ix) to the partners, members or equity holders of such Holder by virtue of the Holder’s organizational documents, as amended, upon dissolution of the Holder,; provided that such Person shall not have the right to transfer or assign any rights hereunder in connection with any subsequent transfer or transfers of any Registrable Securities to any Person other than a Holder. Notwithstanding the foregoing, such rights may only be transferred or assigned if all of the following additional conditions are satisfied: (x) such transfer or assignment is effected in accordance with applicable securities laws; (y) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the amount of Registrable Securities with respect to which such rights are being transferred or assigned; and (z) such transferee or assignee executes and delivers to the Company an agreement to be bound by this Agreement in the form of Exhibit A attached hereto (a “Joinder”).
ARTICLE III
COMPANY PROCEDURES
3.1.   General Procedures.   In connection with any Shelf and/or Shelf Takedown, the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall:
3.1.1.   prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or have ceased to be Registrable Securities;
3.1.2.   prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder that holds at least one percent (1%) of the Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or have ceased to be Registrable Securities;
3.1.3.   prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders;
3.1.4.   notify each seller of Registrable Securities promptly after it receives notice of the time when the Registration Statement has been declared effective and when any post-effective amendments and supplements thereto become effective;
3.1.5.   furnish counsel for the Underwriter(s), if any, and upon written request, for the sellers of the Registrable Securities in such Registration Statement with copies of any written comments from the SEC or any written request by the SEC for amendments or supplements to a Registration Statement or Prospectus;
3.1.6.   prior to any public offering of Registrable Securities, use best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request (or provide evidence satisfactory to such Holders that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;
3.1.7.   cause all such Registrable Securities to be listed on each national securities exchange on which any of the securities of such class or series are then listed or traded;
3.1.8.   provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;
3.1.9.   advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;
3.1.10.   at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus, including any document that is to be incorporated by reference into such Registration Statement or Prospectus (or such shorter period of time as may be (a) necessary in order to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable or (b) advisable in order to reduce the number of days that sales are suspended pursuant to Section 3.4), furnish, upon request, a copy thereof to each seller of such Registrable Securities or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);
3.1.11.   notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4;
3.1.12.   in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering, or sale by a broker, placement agent or sales agent pursuant to such Registration, in each of the following cases to the extent customary for a transaction of its type, permit a representative of the Holders, the Underwriters or other financial institutions facilitating such Underwritten Offering, Block Trade, Other Coordinated Offering or other sale pursuant to such Registration, if any, and any attorney, consultant or accountant retained by such Holders or Underwriter to participate, at each such person’s or entity’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, financial institution, attorney, consultant or accountant in connection with the Registration; provided, however, that such representatives, Underwriters or financial institutions agree to confidentiality arrangements in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;
3.1.13.   obtain a “comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration (subject to such broker, placement agent or sales agent providing such certification or representation reasonably requested by the Company’s independent registered public accountants and the Company’s counsel) in customary form and covering such matters of the type customarily covered by “comfort” letters for a transaction of its type as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;
3.1.14.   in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, on the date the Registrable Securities are delivered for sale pursuant to such Registration, to the extent customary for a transaction of its type, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the participating Holders, the broker, placement agents or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the participating Holders, broker, placement agent, sales agent or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters;
3.1.15.   in the event of any Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, enter into and perform its obligations under an underwriting or other purchase or sales agreement, in usual and customary form, with the managing Underwriter or the broker, placement agent or sales agent of such offering or sale;
3.1.16.   make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule then in effect);
3.1.17.   with respect to an Underwritten Offering pursuant to Section 2.1.4, use its reasonable best efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and
3.1.18.   otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, consistent with the terms of this Agreement, in connection with such Registration.
Notwithstanding the foregoing, the Company shall not be required to provide any documents or information to an Underwriter, broker, sales agent or placement agent if such Underwriter, broker, sales agent or placement agent has not then been named with respect to the applicable Underwritten Offering or other offering involving a registration as an Underwriter, broker, sales agent or placement agent, as applicable.
3.2.   Registration Expenses.   The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.
3.3.   Requirements for Participation in Registration Statement in Offerings.   Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide the Company with its requested Holder Information, the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company determines, based on the advice of counsel, that it is necessary or advisable to include such information in the applicable Registration Statement or Prospectus and such Holder continues thereafter to withhold such information. In addition, no person or entity may participate in any Underwritten Offering or other offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person or entity (i) agrees to sell such person’s or entity’s securities on the basis provided in any underwriting, sales, distribution or placement arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting or other agreements and other customary documents as may be reasonably required under the terms of such underwriting, sales, distribution or placement arrangements. For the avoidance of doubt, the exclusion of a Holder’s Registrable Securities as a result of this Section 3.3 shall not affect the registration of the other Registrable Securities to be included in such Registration.
3.4.   Suspension of Sales; Adverse Disclosure; Restrictions on Registration Rights.
3.4.1.   Upon receipt of written notice from the Company that: (a) a Registration Statement or Prospectus contains a Misstatement or (b) any request by the Commission for any amendment or supplement to any Registration Statement or Prospectus or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement or Prospectus, such Registration Statement or Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each of the Holders shall forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement covering such Registrable Securities until it has received copies of a supplemented or amended Prospectus (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as reasonably practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.
3.4.2.   Subject to Section 3.4.4, if the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (a) require the Company to make an Adverse Disclosure, or (b) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders (which notice shall not specify the nature of the event giving rise to such delay or suspension), delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under this Section 3.4.2, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Holder receives written notice from the Company that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents.
3.4.3.   Subject to Section 3.4.4, (a) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company-initiated Registration and provided that the Company continues to actively employ, in good faith, all reasonable best efforts to maintain the effectiveness of the applicable Shelf Registration, or (b) if, pursuant to Section 2.1.4, Holders have requested an Underwritten Shelf Takedown and the Company and Holders are unable to obtain the commitment of underwriters to firmly underwrite such offering, the Company may, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to Section 2.1.4 or 2.4.

3.4.4.   The right to delay or suspend any filing, initial effectiveness or continued use of a Registration Statement pursuant to Section 3.4.2 or a registered offering pursuant to Section 3.4.3 shall be exercised by the Company, in the aggregate, for not more than sixty (60) consecutive calendar days and not more than twice for not more than one hundred and twenty (120) total calendar days, during any twelve (12)-month period.
3.5.   Reporting Obligations.   As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) shall be deemed to have been furnished or delivered to the Holders pursuant to this Section 3.5. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule then in effect). Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.
3.6.   Rule 144.   The Company shall use its reasonable best efforts to timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and to take such further action as the Holders may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities pursuant to Rule 144. Upon request of any Holder, the Company will deliver to such Holder a written statement as to whether the Company has complied with such information requirement, and, if not, the specific reasons for non-compliance.
ARTICLE IV
INDEMNIFICATION AND CONTRIBUTION
4.1.   Indemnification.
4.1.1.   The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors, managers, directors, trustees, equityholders, beneficiaries, affiliates and agents and each person or entity who controls such Holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees or other expenses incurred in connection with investigating or defensing such claim, loss, liability, damage or action) resulting from (i) any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities law except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person or entity who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.
4.1.2.   In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish (or cause to be furnished) to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus (the “Holder Information”) and, to the extent permitted by law, shall indemnify the Company, its directors, officers and agents and each person or entity who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’

fees) resulting from any untrue or alleged untrue statement of material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement is contained in (or not contained in, in the case of an omission) any information or affidavit so furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person or entity who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.
4.1.3.   Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
4.1.4.   The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.
4.1.5.   If the indemnification provided under Section 4.1 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1.5. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1.5 from any person or entity who was not guilty of such fraudulent misrepresentation.
ARTICLE V
LOCK-UP
5.1.   Lock-Up.   Subject to Section 5.2 and Section 5.3, each Lock-up Party agrees that it shall not Transfer any Lock-up Shares prior to the end of the Lock-up Period (the “Lock-up”).
5.2.   Permitted Transferees.   Notwithstanding the provisions set forth in Section 5.1, each Lock-up Party may Transfer the Lock-up Shares during the Lock-up Period a Permitted Transferee. The parties acknowledge and agree that any Permitted Transferee of a Lock-up Party shall (x) be subject to the transfer restrictions set forth in this ARTICLE V with respect to the Lock-up Shares upon and after acquiring such Lock-up Shares, and (y) execute a joinder to this Agreement in the form of Exhibit A attached hereto.
5.3.   Early Release.   Except as otherwise agreed to by the Company and the Sponsor, if any Lock-up Party is granted a release or waiver from the Lock-up provided in this Article V (such party a “Triggering Holder”), then each other Lock-up Party shall also be granted an early release from its obligations hereunder or under any contractual lock-up agreement with the Company on the same terms and on a pro-rata basis with respect to such number of Lock-up Shares rounded down to the nearest whole security equal to the product of (i) the total percentage of Lock-up Shares held by the Triggering Holder immediately following the Closing that are being released from this Agreement multiplied by (ii) the total number of Lock-up Shares held by such other Lock-up Party immediately following the Closing.
ARTICLE VI
MISCELLANEOUS
6.1.   Notices.   Any notice or communication under this Agreement must be in writing and given by (i) recorded mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, or electronic mail. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery or electronic mail, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: [•], Attention: [•] or by email: [•], and, if to any Holder, at such Holder’s address, electronic mail address as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 6.1.
6.2.   Assignment; No Third Party Beneficiaries.
6.2.1.   This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.
6.2.2.   This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders.
6.2.3.   This Agreement shall not confer any rights or benefits on any persons or entities that are not parties hereto, other than as expressly set forth in this Agreement.

6.2.4.   No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 6.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement, including the joinder in the form of Exhibit A attached hereto). Any transfer or assignment made other than as provided in this Section 6.2 shall be null and void.
6.3.   Counterparts.   This Agreement may be executed in multiple counterparts (including PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.
6.4.   Governing Law; Venue.   NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (1) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AND (2) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE COURT IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK.
6.5.   Waiver of Jury Trial.   THE PARTIES EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (c) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (d) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.5.
6.6.   Arbitration.   Each of the parties irrevocably and unconditionally agrees that any proceeding based upon, arising out of or related to this Agreement or any of the transactions contemplated hereby (each, a “Related Proceeding”) shall be finally settled by binding arbitration by three JAMS arbitrators in accordance with the JAMS arbitration rules. Any Related Proceeding shall be decided by a panel of three (3) arbitrators seated in New York, New York. Each arbitrator must be (a) an attorney with significant experience in negotiating complex commercial transactions, or a judge seated on, or retired from, a U.S. federal court sitting in the Southern District of New York and (b) neutral and independent of each party. The parties agree, pursuant to Article 30(2)(b) of the Rules of Arbitration of the International Chamber of Commerce, that the Expedited Procedure Rules shall apply irrespective of the amount in dispute. The arbitrators may enter a default decision against any party who fails to participate in the arbitration proceedings with respect to any Related Proceeding. The language of the proceeding shall be English. The decision of the arbitrators on the points in dispute will be final, unappealable and binding, and judgment on the award may be entered in any court having jurisdiction thereof. The parties and the arbitrators will keep confidential, and will not disclose to any person, except the parties’ respective representatives (who shall keep any such information confidential as provided in this sentence), or as may be required by applicable law or any order of a governmental entity of competent jurisdiction, the existence of any Related Proceeding under this Section 6.6, the referral of any such Related Proceeding to arbitration or the status or resolution thereof. The initiation of any Related Proceeding pursuant to this Section 6.6 will toll the applicable statute of limitations for the duration of any such Related Proceeding.

6.7.   Amendments and Modifications.   Upon the written consent of (a) the Company and (b) the Holders of a majority of the total Registrable Securities, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof shall also require the written consent of the Sponsor so long as the Sponsor and its affiliates hold, in the aggregate, at least 25% of the Ordinary Shares it holds on the date hereof; and provided, further, that any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.
6.8.   Term.   This Agreement shall terminate with respect to any Holder, on the date that such Holder no longer holds any Registrable Securities. The provisions of Section 3.5 and Article IV shall survive any termination.
6.9.   Holder Information.   Each Holder agrees, if requested in writing, to represent to the Company the total number of Registrable Securities held by such Holder in order for the Company to make determinations hereunder.
6.10.   Additional Holders; Joinder.   In addition to persons or entities who may become Holders pursuant to Section 2.5 hereof, the Company may make any person or entity who acquires Ordinary Shares or rights to acquire Ordinary Shares after the date hereof a party to this Agreement (each such person or entity, an “Additional Holder”) by obtaining an executed Joinder. Such Joinder shall specify the rights and obligations of the applicable Additional Holder under this Agreement. Upon the execution and delivery and subject to the terms of a Joinder by such Additional Holder, the Ordinary Shares then owned, or any rights then owned to acquire Ordinary Shares, by such Additional Holder (the “Additional Holder Ordinary Shares”) shall be Registrable Securities to the extent provided herein and therein and such Additional Holder shall be a Holder under this Agreement with respect to such Additional Holder Ordinary Shares.
6.11.   Severability.   It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
6.12.   Entire Agreement.   This Agreement constitutes the full and entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. Upon the Closing, the Original RRA shall no longer be of any force or effect.
6.13.   Adjustments.   If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or sale, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the Registrable Securities as so changed.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.
COMPANY:
NOVENTIQ HOLDING COMPANY
By:
Name:
Title:
CGAC:
CORNER GROWTH ACQUISITION CORPORATION
By:
Name:
Title:
HOLDERS:
CGA SPONSOR, LLC,
By:
Name:
Title:

ALEXANDRE BALKANSKI

JOHN MULKEY

JASON PARK

Schedule 1
Target Holders
[5% holders of Target]
[Directors and Officers of Target]

Schedule 2
Lock-Up Parties
[Directors and Officers of Target]

REGISTRATION RIGHTS AGREEMENT JOINDER
The undersigned is executing and delivering this joinder (this “Joinder”) pursuant to the Registration Rights Agreement, dated as of [      ], 2023 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Noventiq Holding Company, a Cayman Islands exempted company (the “Company”), and the other persons or entities named as parties therein. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Registration Rights Agreement.
By executing and delivering this Joinder to the Company, and upon acceptance hereof by the Company upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s Ordinary Shares shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein.
Accordingly, the undersigned has executed and delivered this Joinder as of the   day of         , 20  .

Signature of Stockholder

Print Name of Stockholder
Title:
Address:

Agreed and Accepted as of
           , 20
[           ]
By:
Name:
Title:

Annex I
AMENDMENT NO 1. TO AMENDED AND RESTATED BUSINESS COMBINATION AGREEMENT
This Amendment No. 1 (this “Amendment”) to that certain Amended and Restated Business Combination Agreement, dated as of December 29, 2023 (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “A&R Business Combination Agreement”), by and among Corner Growth Acquisition Corp., an exempted company limited by shares incorporated under the laws of the Cayman Islands (“CGAC”), Noventiq Holdings PLC, an exempted company limited by shares registered by way of continuation under the laws of the Cayman Islands (the “Company”), Noventiq Holding Company, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), Noventiq Merger 1 Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of PubCo (“Merger Sub 1”), and Corner Growth SPAC Merger Sub, Inc., an exempted company limited by shares incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of PubCo (“Merger Sub 2”), is made and entered into as of May 13, 2024, by and between CGAC and the Company. Defined terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the A&R Business Combination Agreement.
RECITALS
WHEREAS, the parties to this Amendment previously entered into that certain A&R Business Combination Agreement with CGAC, the Company, PubCo, Merger Sub 1 and Merger Sub 2;
WHEREAS, on April 18, 2024, the Company announced an offer to exchange certain global depositary receipts (“GDRs”) representing Company Ordinary Shares in consideration for newly issued ordinary shares in the Company (the “Exchange Offer”), which Exchange Offer expired on May 10, 2024; and
WHEREAS, the parties desire to amend the A&R Business Combination Agreement, pursuant to Section 11.12 thereof, as set forth in this Amendment.
NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth in this Amendment and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged and agreed, and intending to be legally bound hereby, each of the parties agree as follows:
AGREEMENT
Section 1.1.   Amendment to Outstanding Company Shares.   Effective as of the date of this Amendment, the definition of “Outstanding Company Shares” in Section 1.1 of the A&R Business Combination Agreement is hereby amended and restated in its entirety to read as follows:
“Outstanding Company Shares” means the Company Shares outstanding immediately prior to the Closing Date on a Fully Diluted Basis excluding, for the purposes of determining the Per Share Merger Equity Consideration Value, 14,665,595 Company Shares that represent the GDRs acquired pursuant to the Exchange Offer.
Section 1.2.   Introduction of Exchange Offer.   Effective as of the date of this Amendment, the definition of “Exchange Offer” is hereby added in Section 1.1 of the A&R Business Combination Agreement:
“Exchange Offer” means that certain offer announced by the Company on April 18, 2024 to exchange certain global depositary receipts (“GDRs”) representing Company Ordinary Shares in consideration for newly issued ordinary shares in the Company (the “Exchange Offer”), which Exchange Offer expired on May 10, 2024.
Section 1.3.   Introduction of New Section 6.9 (Cancellation of Company Shares underlying GDRs Acquired in the Exchange Offer).   Effective as of the date of this Amendment, a new Section 6.9 set forth below is hereby added to the A&R Business Combination Agreement:
“Section 6.9.   Cancellation of Company Shares underlying GDRs Acquired in the Exchange Offer.   The Company shall use commercially reasonable efforts to accept the forfeit and/or surrender and cancellation, as soon as reasonably practicable, the 14,665,595 Company Ordinary Shares underlying the GDRs that it acquired pursuant to the Exchange Offer.”
Section 1.4.   Effect of Amendment.   Except as expressly provided herein, this Amendment shall not constitute an amendment, modification or waiver of any provision of the A&R Business Combination Agreement or any right, obligation, remedy or power of any party under or in respect of the A&R Business Combination Agreement. Except as modified by this Amendment, the A&R Business Combination Agreement shall continue in full force and effect. Upon the execution of this Amendment by the parties, each reference in the A&R Business Combination Agreement to “this Agreement” or the words “hereunder,” “hereof,” “herein” or words of similar effect referring to the A&R Business Combination Agreement shall mean and be a reference to the A&R Business Combination Agreement as amended by this Amendment, and a reference to the A&R Business Combination Agreement in any other instrument or document shall be deemed a reference to the A&R Business Combination Agreement as amended by this Amendment. This Amendment shall be subject to, shall form a part of, and shall be governed by, the terms and conditions set forth in the A&R Business Combination Agreement, as amended by this Amendment.
Section 1.5   Counterparts.   This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties have hereunto caused this Amendment to be duly executed as of the date first above written.
CORNER GROWTH ACQUISITION CORP.
By:	/s/ Jane Mathieu
Name: Jane Mathieu
Title: President
Signature Page to Amendment No. 1 to the A&R Business Combination Agreement

NOVENTIQ HOLDINGS PLC
By:	/s/ Hervé Tessler
Name: Hervé Tessler
Title: Chief Executive Officer
Signature Page to Amendment No. 1 to the A&R Business Combination Agreement

2024 Proposal No. 1 — The Business Combination Proposal RESOLVED, as an ordinary resolution, that the entry by Corner Growth Acquisition Corp. (“CGAC”) into the Business Combination Agreement, dated 4 May 2023 as amended and restated on December 29, 2023 (the “Business Combination Agreement”), by and among CGAC, Noventiq Holdings PLC (“Noventiq”), Noventiq Holding Company (“Parent”), Noventiq Merger 1 Limited (“CGAC Merger Sub”) and Corner Growth SPAC Merger Sub, Inc. (“Noventiq Merger Sub”), a copy of which is attached to this proxy statement/prospectus as Annex A, pursuant to which, among other things, (i) CGAC will merge with and into CGAC Merger Sub (the “CGAC Merger”), with CGAC Merger Sub surviving the CGAC Merger and (ii) Noventiq Merger Sub will merge with and into Noventiq (the “Noventiq Merger,” and together with the CGAC Merger, the “Mergers”), with Noventiq surviving the Noventiq Merger as a wholly-owned subsidiary of Parent, which will become the parent/public company following the business combination, in accordance with the terms and subject to the conditions of the Business Combination Agreement, and the transactions contemplated by the Business Combination Agreement, be approved, ratified and confirmed in all respects. Proposal No. 2 — The Merger Proposal RESOLVED, as a special resolution, that Corner Growth Acquisition Corp. (“CGAC”) be and is hereby authorized to enter into a plan of merger by and between CGAC and CGAC Merger Sub (“Plan of Merger”), a copy of which is attached to this accompanying proxy statement/prospectus as Annex D, and that the merger of CGAC with and into CGAC Merger Sub, with CGAC Merger Sub surviving the merger as a wholly-owned subsidiary of Noventiq Holding Company (“Parent”) and that all the undertaking, property and liabilities of CGAC shall vest in CGAC Merger Sub by virtue of such merger pursuant to the provisions of the Companies Act (as amended) and in accordance with the terms as set out in the Business Combination Agreement, dated 4 May 2023 as amended and restated on December 29, 2023, by and among CGAC, CGAC Merger Sub, Noventiq Holdings PLC, Parent and Corner Growth SPAC Merger Sub, Inc., a copy of which is attached to this accompany proxy statement/prospectus as Annex A (such merger, the “CGAC Merger”), be authorized, approved and confirmed in all respects. Proposal No. 3 — The Charter Proposal RESOLVED, as an ordinary resolution, on a non-binding advisory basis, that material differences between the Amended and Restated Memorandum of Association and Articles of Association of Parent proposed to be adopted upon the closing of the Business Combination and CGAC’s existing amended and restated memorandum of association and articles of association, a copy of the Amended and Restated Memorandum of Association and Articles of Association of Parent proposed to be adopted upon the closing of the Business Combination is attached to this accompanying proxy statement/prospectus as Annex E, be approved, ratified and confirmed in all respects. Proposal No. 4 — The Incentive Plan Proposal RESOLVED, as an ordinary resolution, that the 2024 Omnibus Incentive Plan (an equity-based incentive plan) of the Parent, a copy of which is attached to this proxy statement/prospectus as Annex F, be approved, ratified and confirmed in all respects. Proposal No. 5 — The Adjournment Proposal RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting (the “Meeting”) of Corner Growth Acquisition Corp. (“CGAC”) to a later date or dates be approved: (A) to the extent necessary to ensure that any required supplement or amendment to the accompanying proxy statement/ prospectus is provided to shareholders of CGAC, (B) in order to solicit additional proxies from shareholders of CGAC in favor of one or more of the proposals at the Meeting, or (C) to seek withdrawals of redemption requests from Shareholders. CORNER GROWTH ACQUISITION CORP. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - QUICK EASY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED CONTROL NUMBER Signature______________________________ Signature, if held jointly__________________________________ Date_____________, 2024 When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5. Please mark your votes like this X FOR AGAINST ABSTAIN INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend: https://www.cstproxy.com/cgac1/bc2024 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 11, 2024. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

mportant Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on June 12, 2024 This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/cgac1/bc2024 The undersigned hereby appoints each of Marvin Tien and John Caddedu (each, a “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of Corner Growth Acquisition Corp. to be held on June 12, 2024 at 10:00 a.m. Eastern Time, virtually via live webcast at https://www.cstproxy.com/cgac1/bc2024 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side) FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF CORNER GROWTH ACQUISITION CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS